================================================================================

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-04550

                               THE MAINSTAY FUNDS
               (Exact name of Registrant as specified in charter)

                      51 Madison Avenue, New York, NY 10010
               (Address of principal executive offices) (Zip code)

                         Marguerite E.H. Morrison, Esq.
                              169 Lackawanna Avenue
                              Parsippany, NJ 07054
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (973) 394-4437

Date of fiscal year end:   October 31

Date of reporting period:  October 31, 2009

================================================================================

ITEM 1. REPORTS TO STOCKHOLDERS.

(MAINSTAY LOGO)


                 MAINSTAY

                 COMMON STOCK FUND



                 Message from the President

                 and

                 Annual Report

                 October 31, 2009

MESSAGE FROM THE PRESIDENT

The 12-month period ended October 31, 2009, was generally positive for stock and bond investors alike. Signs that the economy was beginning to stabilize brought renewed hope to investors and helped generate a sharp turnaround in the stock market.

When the reporting period began, the stock and bond markets were still reacting to the government's massive bailout plan. Several new facilities were instituted to help restore market liquidity, and the Federal Reserve agreed to purchase various types of securities in a strategy known as quantitative easing.

On December 16, 2008, the Federal Open Market Committee lowered the federal funds target rate to a range between 0.0% and 0.25%. Over time, the markets responded favorably to the coordinated efforts of Congress, the Treasury Department, the Federal Deposit Insurance Corporation, the Federal Reserve and other central banks to address the credit crisis. The turning point for the U.S. stock market came in March 2009, when investors became convinced that the worst was over and an economic recovery was likely.

Domestic equities generally advanced for the remainder of the reporting period, with the strongest results coming from stocks that had been among the hardest hit when the market fell. Despite advances in some financial stocks, the financials sector as a whole declined during the reporting period.

International stocks advanced, with strong results in the materials sector as commodity prices recovered. As investors moved from defensive sectors to more cyclical stocks, utilities weakened but semiconductor companies recorded strong results.

In the fixed-income markets, higher-risk segments were particularly strong. High-yield bonds, floating-rate debt and emerging-market debt were generally strong performers. U.S. Treasury securities and high-grade corporate issues, which had been stellar performers in the first half of the reporting period, weakened as investors' appetite for risk increased.

To keep your investments on a solid footing in a shifting market environment, our portfolio managers pursued their respective investment objectives and strategies with confidence and determination. Although short-term variations are an inevitable part of investing, our portfolio managers know that long-term results are the ultimate measure of investment success.

Fortunately, after three calendar quarters of economic contraction, gross domestic product was once again positive in the third quarter of 2009. Corporate profits, while still below third-quarter 2008 levels, have advanced for three consecutive quarters. At MainStay Funds, we find this economic data encouraging, and we hope you do too.

At MainStay, we have long recommended that our clients get invested, stay invested and add to their investments over time. With prudent diversification, gradual portfolio adjustments and a long-term perspective, MainStay shareholders can maintain a positive outlook as they pursue their financial goals.

Sincerely,


/s/ STEPHEN P. FISHER


Stephen P. Fisher
President



                          Not part of the Annual Report

(MAINSTAY LOGO)


                 MAINSTAY

                 COMMON STOCK FUND



                 MainStay Funds

                 Annual Report

                 October 31, 2009

TABLE OF CONTENTS


ANNUAL REPORT
---------------------------------------------

INVESTMENT AND PERFORMANCE COMPARISON       5
---------------------------------------------

PORTFOLIO MANAGEMENT DISCUSSION AND
ANALYSIS                                   10
---------------------------------------------

PORTFOLIO OF INVESTMENTS                   12
---------------------------------------------

FINANCIAL STATEMENTS                       18
---------------------------------------------

NOTES TO FINANCIAL STATEMENTS              25
---------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM                            32
---------------------------------------------

BOARD CONSIDERATION AND APPROVAL OF
MANAGEMENT AGREEMENT AND NEW SUBADVISORY
AGREEMENT                                  33
---------------------------------------------

FEDERAL INCOME TAX INFORMATION             37
---------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        37
---------------------------------------------

SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       37
---------------------------------------------

BOARD MEMBERS AND OFFICERS                 38

INVESTMENT AND PERFORMANCE COMPARISON(1) (UNAUDITED)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(2)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL              ONE      FIVE     TEN
TOTAL RETURNS               YEAR    YEARS    YEARS
--------------------------------------------------
With sales charges         -0.66%   -2.08%   -2.43%
Excluding sales charges     5.12    -0.96    -1.88




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                           MAINSTAY COMMON    S&P 500(R)    RUSSELL 1000(R)
                              STOCK FUND         INDEX           INDEX
                           ---------------    ----------    ---------------
10/31/99                        9450.00        10000.00         10000.00
                               10930.00        10609.00         10906.00
                                8025.00         7967.00          8066.00
                                6673.00         6764.00          6888.00
                                7687.00         8170.00          8425.00
                                8205.00         8940.00          9212.00
                                9075.00         9720.00         10176.00
                               10566.00        11308.00         11807.00
                               11860.00        12954.00         13582.00
                                7437.00         8278.00          8584.00
10/31/09                        7818.00         9090.00          9545.00





CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL              ONE      FIVE     TEN
TOTAL RETURNS               YEAR    YEARS    YEARS
--------------------------------------------------
With sales charges         -0.02%   -1.93%   -2.36%
Excluding sales charges     5.80    -0.81    -1.80




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                           MAINSTAY COMMON    S&P 500(R)    RUSSELL 1000(R)
                              STOCK FUND         INDEX           INDEX
                           ---------------    ----------    ---------------
10/31/99                       23625.00        25000.00         25000.00
                               27324.00        26523.00         27264.00
                               20063.00        19918.00         20165.00
                               16683.00        16909.00         17221.00
                               19218.00        20426.00         21064.00
                               20513.00        22350.00         23029.00
                               22688.00        24299.00         25440.00
                               26415.00        28270.00         29516.00
                               29649.00        32386.00         33954.00
                               18614.00        20696.00         21459.00
10/31/09                       19693.00        22725.00         23862.00





CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL              ONE      FIVE     TEN
TOTAL RETURNS               YEAR    YEARS    YEARS
--------------------------------------------------
With sales charges         -0.70%   -2.05%   -2.61%
Excluding sales charges     4.30    -1.70    -2.61




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                           MAINSTAY COMMON    S&P 500(R)    RUSSELL 1000(R)
                              STOCK FUND         INDEX           INDEX
                           ---------------    ----------    ---------------
10/31/99                       10000.00        10000.00         10000.00
                               11476.00        10609.00         10906.00
                                8362.00         7967.00          8066.00
                                6900.00         6764.00          6888.00
                                7893.00         8170.00          8425.00
                                8362.00         8940.00          9212.00
                                9185.00         9720.00         10176.00
                               10616.00        11308.00         11807.00
                               11825.00        12954.00         13582.00
                                7359.00         8278.00          8584.00
10/31/09                        7676.00         9090.00          9545.00




1. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund- share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares generally have a $25,000 minimum initial investment with no minimum subsequent purchase amount. For investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds, the minimum initial investment is $15,000. Investor Class shares and Class A shares are sold with a maximum initial sales charge of 5.50% and an annual 12b-1 fee of 0.25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of up to 5.00% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. Effective August 1, 2009, the Fund's prior contractual expense limitation agreement terminated and the Fund now has a voluntary agreement in place for certain classes. This voluntary fee agreement may be discontinued at any time.

THE FOOTNOTES ON THE NEXT TWO PAGES ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL              ONE     FIVE     TEN
TOTAL RETURNS              YEAR    YEARS    YEARS
-------------------------------------------------
With sales charges         3.42%   -1.70%   -2.61%
Excluding sales charges    4.42    -1.70    -2.61




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                           MAINSTAY COMMON    S&P 500(R)    RUSSELL 1000(R)
                              STOCK FUND         INDEX           INDEX
                           ---------------    ----------    ---------------
10/31/99                       10000.00        10000.00         10000.00
                               11476.00        10609.00         10906.00
                                8362.00         7967.00          8066.00
                                6900.00         6764.00          6888.00
                                7885.00         8170.00          8425.00
                                8362.00         8940.00          9212.00
                                9185.00         9720.00         10176.00
                               10608.00        11308.00         11807.00
                               11825.00        12954.00         13582.00
                                7351.00         8278.00          8584.00
10/31/09                        7676.00         9090.00          9545.00





CLASS I SHARES(3)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL                ONE     FIVE     TEN
TOTAL RETURNS                YEAR    YEARS    YEARS
---------------------------------------------------
                             5.99%   -0.32%   -1.43%




(PERFORMANCE GRAPH)

                           MAINSTAY COMMON    S&P 500(R)    RUSSELL 1000(R)
                              STOCK FUND         INDEX           INDEX
                           ---------------    ----------    ---------------
10/31/99                       10000.00        10000.00         10000.00
                               11594.00        10609.00         10906.00
                                8534.00         7967.00          8066.00
                                7115.00         6764.00          6888.00
                                8218.00         8170.00          8425.00
                                8796.00         8940.00          9212.00
                                9775.00         9720.00         10176.00
                               11456.00        11308.00         11807.00
                               12949.00        12954.00         13582.00
                                8168.00         8278.00          8584.00
10/31/09                        8657.00         9090.00          9545.00





CLASS R2 SHARES(4)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL                ONE      FIVE     TEN
TOTAL RETURNS                 YEAR    YEARS    YEARS
----------------------------------------------------
                             5.69%    -0.91%   -1.90%




(PERFORMANCE GRAPH)

                                        S&P 500(R)    RUSSELL 1000(R)
                                0          INDEX           INDEX
                                -       ----------    ---------------
10/31/99                    10000.00     10000.00         10000.00
                            11554.00     10609.00         10906.00
                             8475.00      7967.00          8066.00
                             7041.00      6764.00          6888.00
                             8102.00      8170.00          8425.00
                             8639.00      8940.00          9212.00
                             9546.00      9720.00         10176.00
                            11103.00     11308.00         11807.00
                            12450.00     12954.00         13582.00
                             7808.00      8278.00          8584.00
10/31/09                     8253.00      9090.00          9545.00





2. Investor Class shares were first offered to the public on February 28, 2008. Performance figures for Investor Class shares include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain contractual fees and expenses. Unadjusted, the performance shown for the Investor Class shares might have been lower.
3. Performance figures for Class I shares, first offered on December 28, 2004, include historical performance of Class A shares through December 27, 2004, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for Class I shares might have been lower.
4. Performance figures for Class R2 shares, first offered to the public on December 14, 2007, include the historical performance of Class A shares through December 13, 2007, adjusted for differences in certain contractual fees and expenses. Unadjusted, the performance shown for Class R2 shares might have been lower. As of October 31, 2009, Class R2 shares had yet to commence investment operations.
THE FOOTNOTES ON THE PRECEDING PAGE AND THE FOLLOWING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



6    MainStay Common Stock Fund

 BENCHMARK PERFORMANCE                    ONE      FIVE     TEN
                                          YEAR    YEARS    YEARS
----------------------------------------------------------------------
S&P 500(R) Index(5)                       9.80%    0.33%   -0.95%
Russell 1000(R) Index(6)                 11.20     0.71    -0.46
Average Lipper large-cap core fund(7)    10.85     0.51    -0.36



5. "S&P 500(R)" is a trademark of the McGraw-Hill Companies, Inc. The S&P 500(R) Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. The S&P 500(R) Index is the Fund's broad-based securities market index for comparison purposes. An investment cannot be made directly in an index.
6. The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
7. The average Lipper large-cap core fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalization (on a three-year weighted basis) above Lipper's U.S. Diversified Equity large-cap floor. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earning ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500(R) Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

THE FOOTNOTES ON THE PRECEDING TWO PAGES ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    7

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY COMMON STOCK FUND
(UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2009, to October 31, 2009, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2009, to October 31, 2009.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended October 31, 2009. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      5/1/09        10/31/09       PERIOD(1)        10/31/09        PERIOD(1)
INVESTOR CLASS SHARES          $1,000.00       $1,159.10        $ 8.22         $1,017.60         $ 7.68
--------------------------------------------------------------------------------------------------------

CLASS A SHARES                 $1,000.00       $1,161.70        $ 5.23         $1,020.40         $ 4.89
--------------------------------------------------------------------------------------------------------

CLASS B SHARES                 $1,000.00       $1,154.40        $12.27         $1,013.80         $11.47
--------------------------------------------------------------------------------------------------------

CLASS C SHARES                 $1,000.00       $1,154.40        $12.27         $1,013.80         $11.47
--------------------------------------------------------------------------------------------------------

CLASS I SHARES                 $1,000.00       $1,162.70        $ 3.76         $1,021.70         $ 3.52
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (1.51% for Investor Class, 0.96% for Class A, 2.26% for Class B and Class C and 0.69% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.



8    MainStay Common Stock Fund

INDUSTRY COMPOSITION AS OF OCTOBER 31, 2009 (UNAUDITED)



Oil, Gas & Consumable Fuels           10.9%
Computers & Peripherals                8.8
Software                               5.1
Pharmaceuticals                        5.0
Diversified Financial Services         4.1
Media                                  4.1
Specialty Retail                       3.9
Capital Markets                        3.8
Health Care Providers & Services       3.7
Diversified Telecommunication
  Services                             3.4
Communications Equipment               3.2
Energy Equipment & Services            2.5
Insurance                              2.5
Internet Software & Services           2.4
Multiline Retail                       2.2
Food & Staples Retailing               2.1
Household Products                     2.1
Semiconductors & Semiconductor
  Equipment                            1.9
Aerospace & Defense                    1.7
Beverages                              1.7
Chemicals                              1.6
Metals & Mining                        1.6
Biotechnology                          1.5
Commercial Banks                       1.5
Tobacco                                1.5
IT Services                            1.4
Industrial Conglomerates               1.3
Food Products                          1.2
Air Freight & Logistics                1.1
Exchange Traded Funds                  1.1
Hotels, Restaurants & Leisure          0.9
Household Durables                     0.9
Machinery                              0.9
Electric Utilities                     0.8
Electronic Equipment & Instruments     0.8
Health Care Equipment & Supplies       0.8
Consumer Finance                       0.7
Textiles, Apparel & Luxury Goods       0.7
Paper & Forest Products                0.6
Real Estate Investment Trusts          0.6
Electrical Equipment                   0.5

Wireless Telecommunication Services    0.5
Commercial Services & Supplies         0.4
Diversified Consumer Services          0.3
Internet & Catalog Retail              0.3
Professional Services                  0.3
Trading Companies & Distributors       0.3
Automobiles                            0.2
Construction & Engineering             0.2
Gas Utilities                          0.1
Road & Rail                            0.1
Distributors                           0.0++
Life Sciences Tools & Services         0.0++
Multi-Utilities                        0.0++
Short-Term Investment                  0.3
Liabilities in Excess of Other
  Assets                              -0.1
                                     -----
                                     100.0%
                                     =====



 See Portfolio of Investments beginning on page 12 for specific holdings within these categories.

++ Less than one-tenth of a percent.

TOP TEN HOLDINGS AS OF OCTOBER 31, 2009 (EXCLUDING SHORT-TERM INVESTMENT)


    1.  ExxonMobil Corp.
    2.  Microsoft Corp.
    3.  Apple, Inc.
    4.  JPMorgan Chase & Co.
    5.  International Business Machines Corp.
    6.  AT&T, Inc.
    7.  Pfizer, Inc.
    8.  Procter & Gamble Co. (The)
    9.  Cisco Systems, Inc.
   10.  Hewlett-Packard Co.





                                                    mainstayinvestments.com    9

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

QUESTIONS ANSWERED BY PORTFOLIO MANAGERS HARVEY FRAM, CFA, AND MIGENE KIM, CFA, OF MADISON SQUARE INVESTORS LLC, THE FUND'S SUBADVISOR.

HOW DID MAINSTAY COMMON STOCK FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12 MONTHS ENDED OCTOBER 31, 2009?

Excluding all sales charges, MainStay Common Stock Fund returned 5.12% for Investor Class shares, 5.80% for Class A shares, 4.30% for Class B shares and 4.42% for Class C shares for the 12 months ended October 31, 2009. Over the same period, the Fund's Class I shares returned 5.99% and Class R2 shares returned 5.69%. All share classes underperformed the 10.85% return of the average Lipper(1) large-cap core fund and the 9.80% return of the S&P 500(R) Index(2) for the 12 months ended October 31, 2009. The S&P 500(R) Index is the Fund's broad-based securities-market index. See pages 5 and 6 for Fund returns with sales charges.

WHAT ACCOUNTED FOR THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

During the 12-month reporting period, the Fund significantly underperformed the S&P 500(R) Index because of the Fund's positioning when the market rally began on March 9, 2009. Fueled by the hope of an economic recovery, the rally brought strong advances to stocks whose earnings had suffered the most from the recession. At the time, however, the Fund was underweight in those stocks, many of which had low or negative earnings.

DURING THE REPORTING PERIOD, WHICH SECTORS MADE THE STRONGEST CONTRIBUTIONS TO THE FUND'S RELATIVE PERFORMANCE AND WHICH SECTORS MADE THE WEAKEST CONTRIBUTIONS?

Relative to the S&P 500(R) Index, the strongest-contributing sectors to the Fund's relative performance were information technology, materials and utilities. An overweight position in information technology helped the Fund's relative performance when many technology stocks reported stronger-than-expected sales and earnings. Examples included computer and digital device manufacturer Apple and hard drive manufacturer Western Digital. The economically sensitive materials sector rallied when investors began to anticipate an economic recovery. Steel company Cliffs Natural Resources and paper manufacturer International Paper both showed positive performance.

During the reporting period, the sectors that detracted the most from the Fund's performance were financials, industrials and energy. In all three cases, many of the Fund's underweight stocks underperformed as the market rallied. Going into March 2009, the Fund maintained a "safety-first" orientation, as our model responded to concerns about a deep recession by recommending stocks with positive and consistent earnings. As conditions appeared to stabilize, however, many other investors became less risk averse.

Within financials, companies that had avoided risky assets associated with the credit crisis (the type of stocks owned in the Fund) underperformed, while those with riskier balance sheets, such as Genworth Financial and Hartford Financial Services, rallied strongly. In the industrials and energy sectors, the Fund was adversely affected by the poor performance of our momentum factors, or our assessment of stock trends and analysts' estimates. As our model became more defensive, the Fund sold its overweight position in railroad company Norfolk Southern and trimmed its overweight position in energy company Occidental Petroleum to underweight relative to the benchmark. Beginning in March, these stocks rallied strongly, and the Fund later repurchased Occidental Petroleum.

WHICH INDIVIDUAL STOCKS WERE THE STRONGEST CONTRIBUTORS TO THE FUND'S ABSOLUTE PERFORMANCE DURING THE REPORTING PERIOD AND WHICH STOCKS DETRACTED?

On an absolute basis, information technology companies Microsoft and Apple and diversified financial services company JPMorgan Chase made the strongest contributions to the Fund's performance. Microsoft benefited from ongoing strength in technology spending and from positive reviews of its new operating system. Apple continued to lead the market with its iPhone and with market share growth in the Macintosh personal computer. JPMorgan Chase was generally perceived as one of the best-run banks

----------
Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings. The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. The principal risk of investing in value stocks is that they may never reach what the portfolio manager believes is their full value or that they may even go down in value. The Fund may experience a portfolio turnover rate of more than 100% and may generate taxable short-term capital gains.

1. See footnote on page 7 for more information on Lipper Inc.
2. See footnote on page 7 for more information on the S&P 500(R) Index.


10    MainStay Common Stock Fund
in the country, generating profits and profit growth in a difficult environment.

Wireless telecommunications company Sprint Nextel, industrial conglomerate General Electric and commercial bank Wells Fargo were among the greatest detractors from the Fund's absolute performance. Sprint Nextel's stock fell as the company continued to lose customers. General Electric's financial divisions faced difficulties in late 2008 and early 2009, and the stock traded as if it were a financial stock, losing much of its value. Wells Fargo also lost much of its value, as most financial stocks performed poorly during the reporting period.

DID THE FUND MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING
PERIOD?

Among the stocks that the Fund purchased during the reporting period were Apple, Bank of America and tobacco company Philip Morris International. Apple has been increasing its market share in both of its major product categories: wireless phones and computers. Bank of America is becoming profitable again and at the time we purchased the stock, we believed that the bank could emerge from the banking crisis as a winner. Philip Morris, aside from being extremely profitable, benefited from a weaker U.S. dollar.

During the reporting period, the Fund trimmed its positions in oil, gas & consumable fuels company ExxonMobil and pharmaceutical company Merck.
We trimmed ExxonMobil because we favored energy companies that were more sensitive to the price of oil. We trimmed the Fund's position in Merck as the market outlook improved and our strategy became less conservative.

HOW DID THE FUND'S WEIGHTINGS CHANGE DURING THE REPORTING PERIOD?

During the reporting period, we increased the Fund's exposure to the materials and consumer discretionary sectors, as the Fund moved from a conservative to a slightly aggressive positioning. We reduced the Fund's exposure to the industrials sector by selling railroad stocks. In addition, the Fund decreased its weighting in the energy sector, although it still maintained an overweight position relative to the S&P 500(R) Index at the end of the reporting period.

HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

As of October 31, 2009, the Fund's most substantially overweight sectors relative to the S&P 500(R) Index were information technology and consumer discretionary. Many stocks within both sectors have been generating large amounts of cash from operations and appeared to be undervalued. In addition, many information technology companies have a large percentage of their sales overseas and are positioned to benefit from a weak U.S. dollar and strength in foreign and emerging markets.

On the same date, the Fund's most substantially underweight sectors relative to the S&P 500(R) Index were consumer staples and utilities. Both sectors are widely viewed as defensive stock groups that should be owned to protect against a market pullback. In our opinion, however, many of the stocks in these sectors, such as Coca-Cola, have been bid up to valuations that are not justified by their earnings growth prospects.


----------

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                   mainstayinvestments.com    11

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2009



                                    SHARES           VALUE
COMMON STOCKS 98.7%+
----------------------------------------------------------

AEROSPACE & DEFENSE 1.7%
L-3 Communications Holdings,
  Inc.                               8,508   $     615,043
Lockheed Martin Corp.               29,125       2,003,509
Northrop Grumman Corp.              40,373       2,023,899
Raytheon Co.                         2,572         116,460
United Technologies Corp.            5,674         348,667
                                             -------------
                                                 5,107,578
                                             -------------

AIR FREIGHT & LOGISTICS 1.1%
FedEx Corp.                         11,329         823,505
United Parcel Service, Inc.
  Class B                           45,179       2,425,209
                                             -------------
                                                 3,248,714
                                             -------------

AUTOMOBILES 0.2%
Ford Motor Co. (a)                  74,259         519,813
                                             -------------


BEVERAGES 1.7%
Coca-Cola Co. (The)                 39,981       2,131,387
Coca-Cola Enterprises, Inc.         71,757       1,368,406
Pepsi Bottling Group, Inc.
  (The)                              1,298          48,597
PepsiCo, Inc.                       25,542       1,546,568
                                             -------------
                                                 5,094,958
                                             -------------

BIOTECHNOLOGY 1.5%
Amgen, Inc. (a)                     56,854       3,054,766
Biogen Idec, Inc. (a)               28,700       1,209,131
Gilead Sciences, Inc. (a)              268          11,403
                                             -------------
                                                 4,275,300
                                             -------------

CAPITAL MARKETS 3.8%
Bank of New York Mellon Corp.
  (The)                             67,340       1,795,284
Charles Schwab Corp. (The)         110,031       1,907,938
Goldman Sachs Group, Inc.
  (The)                             15,932       2,711,148
Morgan Stanley                      32,537       1,045,088
Northern Trust Corp.                32,524       1,634,331
Raymond James Financial,
  Inc.                              15,960         376,816
State Street Corp.                  44,262       1,858,119
                                             -------------
                                                11,328,724
                                             -------------

CHEMICALS 1.6%
Ashland, Inc.                       11,276         389,473
CF Industries Holdings, Inc.        11,651         969,946
Dow Chemical Co. (The)              48,701       1,143,500
Eastman Chemical Co.                16,471         864,892
Lubrizol Corp. (The)                 8,157         542,930
Monsanto Co.                           289          19,415
RPM International, Inc.             10,391         183,089
Terra Industries, Inc.              15,247         484,397
                                             -------------
                                                 4,597,642
                                             -------------

COMMERCIAL BANKS 1.5%
PNC Financial Services Group,
  Inc.                               6,087         297,898
U.S. Bancorp                        16,480         382,666
Wells Fargo & Co.                  136,849       3,766,084
                                             -------------
                                                 4,446,648
                                             -------------

COMMERCIAL SERVICES & SUPPLIES 0.4%
R.R. Donnelley & Sons Co.           40,555         814,344
Waste Management, Inc.              15,967         477,094
                                             -------------
                                                 1,291,438
                                             -------------

COMMUNICATIONS EQUIPMENT 3.2%
3Com Corp. (a)                      15,605          80,210
V  Cisco Systems, Inc. (a)         234,655       5,361,867
CommScope, Inc. (a)                 11,292         305,110
JDS Uniphase Corp. (a)              21,433         119,810
QUALCOMM, Inc.                      82,827       3,429,866
                                             -------------
                                                 9,296,863
                                             -------------

COMPUTERS & PERIPHERALS 8.8%
V  Apple, Inc. (a)                  37,396       7,049,146
Dell, Inc. (a)                      28,524         413,313
Diebold, Inc.                        5,348         161,723
EMC Corp. (a)                      157,096       2,587,371
V  Hewlett-Packard Co.             109,740       5,208,260
V  International Business
  Machines Corp.                    54,901       6,621,610
NetApp, Inc. (a)                    37,573       1,016,350
QLogic Corp. (a)                    13,624         238,965
Sun Microsystems, Inc. (a)           6,416          52,483
Teradata Corp. (a)                  39,017       1,087,794
Western Digital Corp. (a)           49,828       1,678,207
                                             -------------
                                                26,115,222
                                             -------------

CONSTRUCTION & ENGINEERING 0.2%
Jacobs Engineering Group,
  Inc. (a)                           3,522         148,946
Shaw Group, Inc. (The) (a)          13,529         347,154
URS Corp. (a)                        1,707          66,334
                                             -------------
                                                   562,434
                                             -------------

CONSUMER FINANCE 0.7%
American Express Co.                10,628         370,280
Discover Financial Services        118,200       1,671,348
                                             -------------
                                                 2,041,628
                                             -------------

DISTRIBUTORS 0.0%++
Genuine Parts Co.                    3,139         109,834
                                             -------------


DIVERSIFIED CONSUMER SERVICES 0.3%
Apollo Group, Inc. Class A
  (a)                                9,883         564,319
H&R Block, Inc.                     19,329         354,494
                                             -------------
                                                   918,813
                                             -------------



+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, as of October 31, 2009, excluding short-term investment. May be subject to change daily.


12    MainStay Common Stock Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                    SHARES           VALUE
COMMON STOCKS (CONTINUED)
DIVERSIFIED FINANCIAL SERVICES 4.1%
Bank of America Corp.              346,677   $   5,054,551
Citigroup, Inc.                     49,284         201,571
V  JPMorgan Chase & Co.            161,122       6,730,066
                                             -------------
                                                11,986,188
                                             -------------

DIVERSIFIED TELECOMMUNICATION SERVICES 3.4%
V  AT&T, Inc.                      246,783       6,334,920
Verizon Communications, Inc.       129,358       3,827,703
                                             -------------
                                                10,162,623
                                             -------------

ELECTRIC UTILITIES 0.8%
Entergy Corp.                        1,529         117,305
Exelon Corp.                        50,052       2,350,442
                                             -------------
                                                 2,467,747
                                             -------------

ELECTRICAL EQUIPMENT 0.5%
Cooper Industries PLC Class A        5,814         224,944
Emerson Electric Co.                22,683         856,283
Hubbel, Inc. Class B                 9,129         388,256
                                             -------------
                                                 1,469,483
                                             -------------

ELECTRONIC EQUIPMENT & INSTRUMENTS 0.8%
Arrow Electronics, Inc. (a)         19,339         490,050
Avnet, Inc. (a)                     24,434         605,474
Ingram Micro, Inc. Class A
  (a)                               26,227         462,907
Jabil Circuit, Inc.                 16,520         221,038
Molex, Inc.                         15,860         296,106
Tech Data Corp. (a)                  5,058         194,379
                                             -------------
                                                 2,269,954
                                             -------------

ENERGY EQUIPMENT & SERVICES 2.5%
Cameron International Corp.
  (a)                                7,961         294,318
Diamond Offshore Drilling,
  Inc.                               4,002         381,191
ENSCO International, Inc.           32,150       1,472,149
Helmerich & Payne, Inc.              4,329         164,589
Nabors Industries, Ltd. (a)         64,153       1,336,307
NATCO Group, Inc. Class A (a)        3,877         169,347
National Oilwell Varco, Inc.
  (a)                               44,202       1,811,840
Patterson-UTI Energy, Inc.          24,848         387,132
Pride International, Inc. (a)        7,038         208,043
Rowan Cos., Inc.                    12,900         299,925
Schlumberger, Ltd.                  13,657         849,465
Tidewater, Inc.                      2,076          86,507
                                             -------------
                                                 7,460,813
                                             -------------

FOOD & STAPLES RETAILING 2.1%
CVS Caremark Corp.                   5,991         211,482
Sysco Corp.                         12,722         336,497
Wal-Mart Stores, Inc.               88,045       4,374,075
Walgreen Co.                        22,154         838,086
Whole Foods Market, Inc. (a)        15,846         508,023
                                             -------------
                                                 6,268,163
                                             -------------

FOOD PRODUCTS 1.2%
Archer-Daniels-Midland Co.          61,843       1,862,711
Dean Foods Co. (a)                  24,039         438,231
Kraft Foods, Inc. Class A           21,931         603,541
Tyson Foods, Inc. Class A           59,936         750,399
                                             -------------
                                                 3,654,882
                                             -------------

GAS UTILITIES 0.1%
UGI Corp.                           13,130         313,544
                                             -------------


HEALTH CARE EQUIPMENT & SUPPLIES 0.8%
Beckman Coulter, Inc.                1,308          84,144
CareFusion Corp. (a)                 1,816          40,624
Kinetic Concepts, Inc. (a)           3,729         123,765
Medtronic, Inc.                     57,583       2,055,713
                                             -------------
                                                 2,304,246
                                             -------------

HEALTH CARE PROVIDERS & SERVICES 3.7%
Aetna, Inc.                         29,498         767,833
AmerisourceBergen Corp.             50,566       1,120,037
CIGNA Corp.                         16,394         456,409
Community Health Systems,
  Inc. (a)                          13,094         409,580
Coventry Health Care, Inc.
  (a)                               33,686         667,993
Humana, Inc. (a)                    12,908         485,083
Lincare Holdings, Inc. (a)           4,097         128,687
McKesson Corp.                      25,759       1,512,826
Medco Health Solutions, Inc.
  (a)                               42,420       2,380,610
UnitedHealth Group, Inc.            57,534       1,493,007
WellPoint, Inc. (a)                 33,281       1,556,220
                                             -------------
                                                10,978,285
                                             -------------

HOTELS, RESTAURANTS & LEISURE 0.9%
Chipotle Mexican Grill, Inc.
  Class A (a)                          663          54,028
Darden Restaurants, Inc.            19,510         591,348
McDonald's Corp.                    10,037         588,269
Starbucks Corp. (a)                 28,790         546,434
WMS Industries, Inc. (a)             5,544         221,649
Wyndham Worldwide Corp.             30,120         513,546
Wynn Resorts, Ltd. (a)               3,770         204,409
                                             -------------
                                                 2,719,683
                                             -------------

HOUSEHOLD DURABLES 0.9%
D.R. Horton, Inc.                   62,427         684,200
Fortune Brands, Inc.                 8,401         327,219
Leggett & Platt, Inc.               35,458         685,403
Mohawk Industries, Inc. (a)          7,935         339,856
Newell Rubbermaid, Inc.              6,587          95,577


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13


                                    SHARES           VALUE
COMMON STOCKS (CONTINUED)
HOUSEHOLD DURABLES (CONTINUED)
NVR, Inc. (a)                          477   $     315,903
Pulte Homes, Inc.                   34,181         307,971
                                             -------------
                                                 2,756,129
                                             -------------

HOUSEHOLD PRODUCTS 2.1%
Kimberly-Clark Corp.                 8,905         544,630
V  Procter & Gamble Co. (The)       95,210       5,522,180
                                             -------------
                                                 6,066,810
                                             -------------

INDUSTRIAL CONGLOMERATES 1.3%
3M Co.                               2,173         159,868
Carlisle Cos., Inc.                  8,663         268,899
General Electric Co.               242,586       3,459,276
                                             -------------
                                                 3,888,043
                                             -------------

INSURANCE 2.5%
Aflac, Inc.                         37,827       1,569,442
Aon Corp.                           16,387         631,063
Chubb Corp. (The)                   30,901       1,499,316
Everest Re Group, Ltd.               1,161         101,576
HCC Insurance Holdings, Inc.        15,899         419,575
Principal Financial Group,
  Inc.                               8,867         222,030
Torchmark Corp.                      5,248         213,069
Travelers Cos., Inc. (The)          49,705       2,474,812
Unum Group                           9,117         181,884
                                             -------------
                                                 7,312,767
                                             -------------

INTERNET & CATALOG RETAIL 0.3%
Amazon.com, Inc. (a)                   861         102,295
Expedia, Inc. (a)                   29,180         661,511
NetFlix, Inc. (a)                      846          45,219
Priceline.com, Inc. (a)                860         135,699
                                             -------------
                                                   944,724
                                             -------------

INTERNET SOFTWARE & SERVICES 2.4%
eBay, Inc. (a)                     101,127       2,252,098
Google, Inc. Class A (a)             8,567       4,592,940
VeriSign, Inc. (a)                  12,942         295,207
                                             -------------
                                                 7,140,245
                                             -------------

IT SERVICES 1.4%
Affiliated Computer Services,
  Inc. Class A (a)                   2,945         153,405
Alliance Data Systems Corp.
  (a)                                3,576         196,608
Broadridge Financial
  Solutions LLC                     22,664         471,638
Computer Sciences Corp. (a)         34,111       1,729,769
Convergys Corp. (a)                 10,641         115,455
DST Systems, Inc. (a)                  872          36,371
Global Payments, Inc.               13,029         641,418
Hewitt Associates, Inc. Class
  A (a)                             13,472         478,525
SAIC, Inc. (a)                      16,665         295,137
Total System Services, Inc.          4,879          77,918
Western Union Co. (The)              1,618          29,399
                                             -------------
                                                 4,225,643
                                             -------------

LIFE SCIENCES TOOLS & SERVICES 0.0%++
Charles River Laboratories
  International, Inc. (a)            1,393          50,872
                                             -------------


MACHINERY 0.9%
Cummins, Inc.                        3,472         149,504
Dover Corp.                         42,118       1,587,006
Harsco Corp.                         6,446         202,985
Illinois Tool Works, Inc.            5,604         257,336
Oshkosh Corp.                       13,746         429,700
                                             -------------
                                                 2,626,531
                                             -------------

MEDIA 4.1%
Comcast Corp. Class A              187,435       2,717,807
DIRECTV Group, Inc. (The) (a)       72,525       1,907,408
Interpublic Group of Cos.,
  Inc. (The) (a)                    95,044         572,165
Marvel Entertainment, Inc.
  (a)                                  806          40,276
McGraw-Hill Cos., Inc. (The)        22,752         654,803
Omnicom Group, Inc.                 50,517       1,731,723
Scripps Networks Interactive
  Class A                            4,919         185,741
Time Warner Cable, Inc.             38,451       1,516,507
Time Warner, Inc.                   73,760       2,221,651
Viacom, Inc. Class B (a)             9,839         271,458
Walt Disney Co. (The)                5,876         160,826
                                             -------------
                                                11,980,365
                                             -------------

METALS & MINING 1.6%
Allegheny Technologies, Inc.         2,828          87,272
Cliffs Natural Resources,
  Inc.                              17,427         619,878
Commercial Metals Co.               13,733         203,798
Freeport-McMoRan Copper &
  Gold, Inc. (a)                    27,447       2,013,512
Nucor Corp.                         21,259         847,171
Reliance Steel & Aluminum
  Co.                               10,335         377,021
Steel Dynamics, Inc.                18,178         243,403
United States Steel Corp.            7,279         251,053
                                             -------------
                                                 4,643,108
                                             -------------

MULTI-UTILITIES 0.0%++
MDU Resources Group, Inc.            3,838          79,639
                                             -------------


MULTILINE RETAIL 2.2%
Big Lots, Inc. (a)                   9,271         232,238
Dollar Tree, Inc. (a)                9,186         414,564
Family Dollar Stores, Inc.          20,582         582,471
J.C. Penney Co., Inc.               52,315       1,733,196
Kohl's Corp. (a)                    13,685         783,056
Macy's, Inc.                        82,741       1,453,759




14    MainStay Common Stock Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                    SHARES           VALUE
COMMON STOCKS (CONTINUED)
MULTILINE RETAIL (CONTINUED)
Nordstrom, Inc.                     26,631   $     846,333
Sears Holdings Corp. (a)             6,188         419,918
                                             -------------
                                                 6,465,535
                                             -------------

OIL, GAS & CONSUMABLE FUELS 10.9%
Anadarko Petroleum Corp.             5,242         319,395
Apache Corp.                        24,306       2,287,681
Chesapeake Energy Corp.             15,232         373,184
Chevron Corp.                       44,947       3,440,243
Cimarex Energy Co.                   3,427         134,201
ConocoPhillips                      31,680       1,589,702
Devon Energy Corp.                  18,740       1,212,665
Encore Acquisition Co. (a)           4,431         164,257
EOG Resources, Inc.                 17,263       1,409,697
V  ExxonMobil Corp.                151,176      10,834,784
Hess Corp.                           8,943         489,540
Marathon Oil Corp.                  66,112       2,113,601
Murphy Oil Corp.                    26,725       1,633,966
Newfield Exploration Co. (a)        16,197         664,401
Occidental Petroleum Corp.          34,217       2,596,386
Peabody Energy Corp.                 1,930          76,409
Tesoro Corp.                         7,961         112,569
Williams Cos., Inc.                 24,359         459,167
XTO Energy, Inc.                    54,552       2,267,181
                                             -------------
                                                32,179,029
                                             -------------

PAPER & FOREST PRODUCTS 0.6%
International Paper Co.             73,492       1,639,607
MeadWestvaco Corp.                   9,387         214,305
                                             -------------
                                                 1,853,912
                                             -------------

PHARMACEUTICALS 5.0%
Abbott Laboratories                 21,463       1,085,384
Eli Lilly & Co.                     13,659         464,543
Endo Pharmaceuticals
  Holdings, Inc. (a)                18,813         421,411
Forest Laboratories, Inc. (a)       62,028       1,716,315
Johnson & Johnson                   72,076       4,256,088
King Pharmaceuticals, Inc.
  (a)                               21,317         215,941
Merck & Co., Inc.                   21,648         669,573
V  Pfizer, Inc.                    343,682       5,852,904
Schering-Plough Corp.                  297           8,375
Valeant Pharmaceuticals
  International (a)                  3,332          97,961
Watson Pharmaceuticals, Inc.
  (a)                                3,038         104,568
                                             -------------
                                                14,893,063
                                             -------------

PROFESSIONAL SERVICES 0.3%
Manpower, Inc.                      12,672         600,779
Robert Half International,
  Inc.                               8,798         204,114
                                             -------------
                                                   804,893
                                             -------------

REAL ESTATE INVESTMENT TRUSTS 0.6%
Host Hotels & Resorts, Inc.         16,121         162,984
Public Storage                      20,912       1,539,123
                                             -------------
                                                 1,702,107
                                             -------------

ROAD & RAIL 0.1%
Burlington Northern Santa Fe
  Corp.                                304          22,897
Con-Way, Inc.                          979          32,297
Ryder System, Inc.                   4,837         196,141
                                             -------------
                                                   251,335
                                             -------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 1.9%
Broadcom Corp. Class A (a)             794          21,128
Intel Corp.                        111,673       2,134,071
Micron Technology, Inc. (a)        143,121         971,792
Novellus Systems, Inc. (a)           5,682         116,935
Texas Instruments, Inc.            102,737       2,409,183
                                             -------------
                                                 5,653,109
                                             -------------

SOFTWARE 5.1%
BMC Software, Inc. (a)               5,164         191,894
CA, Inc.                            59,575       1,246,309
Compuware Corp. (a)                 54,463         384,509
V  Microsoft Corp.                 307,289       8,521,124
Oracle Corp.                       124,603       2,629,123
Sybase, Inc. (a)                    10,785         426,655
Symantec Corp. (a)                  82,884       1,457,101
Synopsys, Inc. (a)                   9,755         214,610
                                             -------------
                                                15,071,325
                                             -------------

SPECIALTY RETAIL 3.9%
Abercrombie & Fitch Co. Class
  A                                 15,155         497,387
Advance Auto Parts, Inc.            13,389         498,874
Aeropostale, Inc. (a)                4,124         154,774
AutoNation, Inc. (a)                23,296         401,623
Best Buy Co., Inc.                   5,511         210,410
Gap, Inc. (The)                     77,278       1,649,113
Home Depot, Inc. (The)              97,581       2,448,307
Limited Brands, Inc.                60,897       1,071,787
Office Depot, Inc. (a)              62,282         376,806
PetSmart, Inc.                      20,321         478,153
RadioShack Corp.                    28,380         479,338
Ross Stores, Inc.                   20,402         897,892
Sherwin-Williams Co. (The)          19,392       1,106,120
Staples, Inc.                       55,443       1,203,113
Williams-Sonoma, Inc.                4,223          79,308
                                             -------------
                                                11,553,005
                                             -------------

TEXTILES, APPAREL & LUXURY GOODS 0.7%
Coach, Inc.                         29,649         977,527
Phillips-Van Heusen Corp.            4,137         166,101
Polo Ralph Lauren Corp.             12,916         961,209
                                             -------------
                                                 2,104,837
                                             -------------



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15


                                    SHARES           VALUE
COMMON STOCKS (CONTINUED)
TOBACCO 1.5%
Philip Morris International,
  Inc.                              74,203   $   3,514,254
Reynolds American, Inc.             19,596         950,014
                                             -------------
                                                 4,464,268
                                             -------------

TRADING COMPANIES & DISTRIBUTORS 0.3%
W.W. Grainger, Inc.                 10,600         993,538
                                             -------------


WIRELESS TELECOMMUNICATION SERVICES 0.5%
Sprint Nextel Corp. (a)            375,496       1,111,468
Telephone and Data Systems,
  Inc.                              12,090         358,106
                                             -------------
                                                 1,469,574
                                             -------------
Total Common Stocks
  (Cost $282,297,370)                          292,185,626
                                             -------------


EXCHANGE TRADED FUND 1.1% (B)
----------------------------------------------------------

S&P 500 Index --SPDR  Trust
  Series 1                          31,941       3,307,810
                                             -------------
Total Exchange Traded Fund
  (Cost $3,471,054)                              3,307,810
                                             -------------



                                 PRINCIPAL
                                    AMOUNT
SHORT-TERM INVESTMENT 0.3%
----------------------------------------------------------

REPURCHASE AGREEMENT 0.3%
State Street Bank and Trust
  Co.
  0.01%, dated 10/30/09
  due 11/2/09
  Proceeds at Maturity
  $831,393 (Collateralized by
  a United States Treasury
  Bill with a rate of 0.066%
  and a maturity date of
  2/18/10, with a Principal
  Amount of $850,000 and a
  Market Value of $849,830)       $831,393         831,393
                                             -------------
Total Short-Term Investment
  (Cost $831,393)                                  831,393
                                             -------------
Total Investments
  (Cost $286,599,817) (c)            100.1%    296,324,829
Liabilities in Excess of
  Other Assets                        (0.1)       (185,875)
                                     -----    ------------
Net Assets                           100.0%  $ 296,138,954
                                     =====    ============





++   Less than one-tenth of a percent.
(a)  Non-income producing security.
(b)  Exchange Traded Fund -- represents a
     basket of securities that is traded on an
     exchange.
(c)  At October 31, 2009, cost is $299,375,024
     for federal income tax purposes and net
     unrealized depreciation is as follows:



Gross unrealized appreciation      $ 11,010,616
Gross unrealized depreciation       (14,060,811)
                                   ------------
Net unrealized depreciation        $ (3,050,195)
                                   ============







16    MainStay Common Stock Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2009, for valuing the Fund's assets.

ASSET VALUATION INPUTS


                                                    QUOTED
                                                 PRICES IN
                                                    ACTIVE   SIGNIFICANT
                                               MARKETS FOR         OTHER    SIGNIFICANT
                                                 IDENTICAL    OBSERVABLE   UNOBSERVABLE
                                                    ASSETS        INPUTS         INPUTS
 DESCRIPTION                                     (LEVEL 1)     (LEVEL 2)      (LEVEL 3)          TOTAL
Investments in Securities
Common Stocks                                 $292,185,626      $     --       $     --   $292,185,626
Exchange Traded Fund                             3,307,810            --             --      3,307,810
Short-Term Investment
     Repurchase Agreement                               --       831,393             --        831,393
                                              ------------      --------       --------   ------------
Total Investments in Securities               $295,493,436      $831,393            $--   $296,324,829
                                              ============      ========       ========   ============




 At October 31, 2009, the Fund did not hold any investments with significant unobservable inputs (Level 3).


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              17

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2009


ASSETS:
Investment in securities, at value
  (identified cost $286,599,817)     $ 296,324,829
Receivables:
  Dividends and interest                   316,320
  Fund shares sold                          46,987
Other assets                                21,011
                                     -------------
     Total assets                      296,709,147
                                     -------------
LIABILITIES:
Payables:
  Investment securities purchased          228,018
  Manager (See Note 3)                     150,947
  Transfer agent (See Note 3)               56,563
  Shareholder communication                 40,504
  Fund shares redeemed                      31,271
  Professional fees                         31,218
  NYLIFE Distributors (See Note 3)          15,751
  Custodian                                  9,884
  Trustees                                   1,007
Accrued expenses                             5,030
                                     -------------
     Total liabilities                     570,193
                                     -------------
Net assets                           $ 296,138,954
                                     =============
COMPOSITION OF NET ASSETS:
Share of beneficial interest
  outstanding
  (par value of $.01 per share)
  unlimited number of shares
  authorized                         $     305,617
Additional paid-in capital             435,582,656
                                     -------------
                                       435,888,273
Accumulated undistributed net
  investment income                      4,057,054
Accumulated net realized loss on
  investments                         (153,531,385)
Net unrealized appreciation on
  investments                            9,725,012
                                     -------------
Net assets                           $ 296,138,954
                                     =============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $  12,751,655
                                     =============
Shares of beneficial interest
  outstanding                            1,315,784
                                     =============
Net asset value per share
  outstanding                        $        9.69
Maximum sales charge (5.50% of
  offering price)                             0.56
                                     -------------
Maximum offering price per share
  outstanding                        $       10.25
                                     =============
CLASS A
Net assets applicable to
  outstanding shares                 $  11,578,730
                                     =============
Shares of beneficial interest
  outstanding                            1,194,197
                                     =============
Net asset value per share
  outstanding                        $        9.70
Maximum sales charge (5.50% of
  offering price)                             0.56
                                     -------------
Maximum offering price per share
  outstanding                        $       10.26
                                     =============
CLASS B
Net assets applicable to
  outstanding shares                 $  10,370,571
                                     =============
Shares of beneficial interest
  outstanding                            1,155,893
                                     =============
Net asset value and offering price
  per share outstanding              $        8.97
                                     =============
CLASS C
Net assets applicable to
  outstanding shares                 $   1,357,298
                                     =============
Shares of beneficial interest
  outstanding                              151,325
                                     =============
Net asset value and offering price
  per share outstanding              $        8.97
                                     =============
CLASS I
Net assets applicable to
  outstanding shares                 $ 260,080,700
                                     =============
Shares of beneficial interest
  outstanding                           26,744,530
                                     =============
Net asset value and offering price
  per share outstanding              $        9.72
                                     =============






18    MainStay Common Stock Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2009


INVESTMENT INCOME:
INCOME:
  Dividends                          $   7,593,822
  Interest                                     362
                                     -------------
     Total income                        7,594,184
                                     -------------
EXPENSES:
  Manager (See Note 3)                   1,843,449
  Transfer agent--Investor Class
     (See Note 3)                           91,042
  Transfer agent--Class A (See Note
     3)                                      4,318
  Transfer agent--Classes B and C
     (See Note 3)                           95,979
  Transfer agent--Class I (See Note
     3)                                    116,967
  Shareholder communication                127,634
  Professional fees                        108,224
  Distribution--Class B (See Note
     3)                                     80,538
  Distribution--Class C (See Note
     3)                                      9,884
  Registration                              90,190
  Distribution/Service--Investor
     Class (See Note 3)                     28,926
  Distribution/Service--Class A
     (See Note 3)                           26,848
  Service--Class B (See Note 3)             26,846
  Service--Class C (See Note 3)              3,295
  Custodian                                 31,322
  Trustees                                  14,804
  Miscellaneous                             26,809
                                     -------------
     Total expenses before waiver        2,727,075
  Expense waiver from Manager (See
     Note 3)                              (297,049)
                                     -------------
     Net expenses                        2,430,026
                                     -------------
Net investment income                    5,164,158
                                     -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized loss on investments      (107,755,855)
Net change in unrealized
  depreciation on investments          118,957,834
                                     -------------
Net realized and unrealized gain on
  investments                           11,201,979
                                     -------------
Net increase in net assets
  resulting from operations          $  16,366,137
                                     =============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              19

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED OCTOBER 31, 2009 AND OCTOBER 31, 2008


                                       2009            2008
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income        $   5,164,158   $   4,546,648
 Net realized loss on
  investments                  (107,755,855)    (44,369,359)
 Net change in unrealized
  appreciation
  (depreciation) on
  investments                   118,957,834    (138,553,283)
                              -----------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                     16,366,137    (178,375,994)
                              -----------------------------

Dividends and distributions to
 shareholders:
 From net investment income:
    Investor Class                  (61,370)             --
    Class A                        (137,541)       (171,686)
    Class I                      (4,956,637)     (2,226,407)
                              -----------------------------
                                 (5,155,548)     (2,398,093)
                              -----------------------------
 From net realized gain on
  investments:
    Class A                              --      (3,126,114)
    Class B                              --      (2,498,775)
    Class C                              --        (246,790)
    Class I                              --     (15,731,958)
                              -----------------------------
                                         --     (21,603,637)
                              -----------------------------
 Total dividends and
  distributions to
  shareholders                   (5,155,548)    (24,001,730)
                              -----------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                         44,912,902     185,061,531
 Net asset value of shares
  issued in connection with
  the acquisition of
  McMorgan Equity Investment
  Fund                                   --     199,326,482
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions               4,901,112      23,714,447
 Cost of shares redeemed       (140,577,108)   (130,902,856)
                              -----------------------------
    Increase (decrease) in
     net assets derived from
     capital share
     transactions               (90,763,094)    277,199,604
                              -----------------------------
    Net increase (decrease)
     in net assets              (79,552,505)     74,821,880

NET ASSETS:
Beginning of year               375,691,459     300,869,579
                              -----------------------------
End of year                   $ 296,138,954   $ 375,691,459
                              =============================
Accumulated undistributed
 net investment income at
 end of year                  $   4,057,054   $   4,054,109
                              =============================






20    MainStay Common Stock Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank



                                                   mainstayinvestments.com    21

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                  INVESTOR CLASS
                                          -----------------------------
                                                           FEBRUARY 28,
                                                              2008**
                                           YEAR ENDED         THROUGH
                                          OCTOBER 31,       OCTOBER 31,

                                          -----------------------------
                                              2009             2008
Net asset value at beginning of period      $  9.27           $ 13.17
                                            -------           -------
Net investment income (a)                      0.07              0.03
Net realized and unrealized gain (loss)
  on investments                               0.40             (3.93)
                                            -------           -------
Total from investment operations               0.47             (3.90)
                                            -------           -------
Less dividends and distributions:
  From net investment income                  (0.05)               --
  From net realized gain on investments          --                --
                                            -------           -------
Total dividends and distributions             (0.05)               --
                                            -------           -------
Net asset value at end of period            $  9.69           $  9.27
                                            =======           =======
Total investment return (c)                    5.12%           (29.61%)(d)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                        0.81%             0.41% ++
  Net expenses                                 1.46%             1.40% ++
  Expenses (before waiver/reimbursement)       1.73%             1.58% ++
Portfolio turnover rate                         138%              158%
Net assets at end of period (in 000's)      $12,752           $11,811


                                                                      CLASS B
                                          --------------------------------------------------------------
                                                              YEAR ENDED OCTOBER 31,

                                          --------------------------------------------------------------
                                              2009             2008          2007       2006       2005
Net asset value at beginning of period      $  8.60           $ 15.07      $ 13.80    $ 11.94    $ 10.87
                                            -------           -------      -------    -------    -------
Net investment income (loss) (a)               0.01             (0.04)       (0.04)     (0.01)     (0.01)(b)
Net realized and unrealized gain (loss)
  on investments                               0.36             (5.29)        1.59       1.87       1.08
                                            -------           -------      -------    -------    -------
Total from investment operations               0.37             (5.33)        1.55       1.86       1.07
                                            -------           -------      -------    -------    -------
Less distributions:
  From net realized gain on investments          --             (1.14)       (0.28)        --         --
                                            -------           -------      -------    -------    -------
Total distributions                              --             (1.14)       (0.28)        --         --
                                            -------           -------      -------    -------    -------
Net asset value at end of period            $  8.97           $  8.60      $ 15.07    $ 13.80    $ 11.94
                                            =======           =======      =======    =======    =======
Total investment return (c)                    4.30%           (37.77%)      11.39%     15.58%      9.84%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income (loss)                 0.14%            (0.30%)      (0.31%)    (0.05%)    (0.08%)(b)
  Net expenses                                 2.20%             2.10%        2.04%      2.05%      2.13%
  Expenses (before waiver/reimbursement)       2.49%             2.27%        2.23%      2.35%      2.47%
Portfolio turnover rate                         138%              158%         122%       144%       105%
Net assets at end of period (in 000's)      $10,371           $13,212      $33,203    $39,024    $50,815




**   Commencement of operations.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Net investment income and the ratio of net investment income includes $0.03 per share and 0.24%, for Class A, Class B and Class C shares, respectively as a result of a special one time dividend from Microsoft Corp.
(c)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(d)  Total return is not annualized.





22    MainStay Common Stock Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                            CLASS A
      ---------------------------------------------------



                     YEAR ENDED OCTOBER 31,

      ---------------------------------------------------
        2009       2008       2007       2006       2005
      $  9.28    $ 16.10    $ 14.66    $ 12.62    $ 11.41
      -------    -------    -------    -------    -------
         0.12       0.08       0.06       0.09       0.08(b)
         0.40      (5.70)      1.72       1.97       1.13
      -------    -------    -------    -------    -------
         0.52      (5.62)      1.78       2.06       1.21
      -------    -------    -------    -------    -------

        (0.10)     (0.06)     (0.06)     (0.02)        --
           --      (1.14)     (0.28)        --         --
      -------    -------    -------    -------    -------
        (0.10)     (1.20)     (0.34)     (0.02)        --
      -------    -------    -------    -------    -------
      $  9.70    $  9.28    $ 16.10    $ 14.66    $ 12.62
      =======    =======    =======    =======    =======
         5.80%    (37.22%)    12.24%     16.43%     10.60%

         1.38%      0.65%      0.42%      0.63%      0.67%(b)
         0.94%      1.15%      1.29%      1.30%      1.38%
         0.98%      1.30%      1.48%      1.60%      1.72%
          138%       158%       122%       144%       105%
      $11,579    $12,530    $44,874    $38,940    $35,886


                            CLASS C
      ---------------------------------------------------
                     YEAR ENDED OCTOBER 31,

      ---------------------------------------------------
        2009       2008       2007       2006       2005
      $  8.59    $ 15.07    $ 13.79    $ 11.94    $ 10.87
      -------    -------    -------    -------    -------
         0.01      (0.04)     (0.05)     (0.01)     (0.01)(b)
         0.37      (5.30)      1.61       1.86       1.08
      -------    -------    -------    -------    -------
         0.38      (5.34)      1.56       1.85       1.07
      -------    -------    -------    -------    -------

           --      (1.14)     (0.28)        --         --
      -------    -------    -------    -------    -------
           --      (1.14)     (0.28)        --         --
      -------    -------    -------    -------    -------
      $  8.97    $  8.59    $ 15.07    $ 13.79    $ 11.94
      =======    =======    =======    =======    =======
         4.42%    (37.84%)    11.47%     15.49%      9.84%

         0.12%     (0.30%)    (0.32%)    (0.09%)    (0.08%)(b)
         2.21%      2.10%      2.04%      2.05%      2.13%
         2.49%      2.27%      2.23%      2.35%      2.47%
          138%       158%       122%       144%       105%
      $ 1,357    $ 1,611    $ 3,334    $ 3,254    $ 3,045




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              23

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                        CLASS I
                            --------------------------------------------------------------
                                                                              DECEMBER 28,
                                                                                 2004**
                                                                                 THROUGH
                                       YEAR ENDED OCTOBER 31,                  OCTOBER 31,

                            --------------------------------------------------------------
                              2009        2008        2007        2006            2005
Net asset value at
  beginning of period       $   9.32    $  16.19    $  14.73    $  12.68         $ 12.25
                            --------    --------    --------    --------         -------
Net investment income (a)       0.15        0.15        0.16        0.17            0.10
Net realized and
  unrealized gain (loss)
  on investments                0.39       (5.73)       1.73        1.99            0.33
                            --------    --------    --------    --------         -------
Total from investment
  operations                    0.54       (5.58)       1.89        2.16            0.43
                            --------    --------    --------    --------         -------
Less dividends and
  distributions:
  From net investment
     income                    (0.14)      (0.15)      (0.15)      (0.11)             --
  From net realized gain
     on investments               --       (1.14)      (0.28)         --              --
                            --------    --------    --------    --------         -------
Total dividends and
  distributions                (0.14)      (1.29)      (0.43)      (0.11)             --
                            --------    --------    --------    --------         -------
Net asset value at end of
  period                    $   9.72    $   9.32    $  16.19    $  14.73         $ 12.68
                            ========    ========    ========    ========         =======
Total investment return
  (b)                           5.99%     (36.92%)     13.03%      17.19%           3.51%(c)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income         1.69%       1.16%       1.06%       1.24%           0.94%++
  Net expenses                  0.65%       0.62%       0.62%       0.66%           0.76%++
  Expenses (before
     waiver/reimbursement)      0.73%       0.80%       0.87%       0.96%           1.10%++
Portfolio turnover rate          138%        158%        122%        144%            105%
Net assets at end of
  period (in 000's)         $260,081    $336,529    $219,460    $133,818         $69,177




**   Commencement of operations.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)  Total return is not annualized.





24    MainStay Common Stock Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of fourteen funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay Common Stock Fund (the "Fund"), a diversified fund.

The Fund currently offers six classes of shares. Class A shares and Class B shares commenced operations on June 1, 1998. Class C shares commenced operations on September 1, 1998. Class I shares commenced operations on December 28, 2004. Class R2 shares commenced operations on December 14, 2007. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value ("NAV") per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered at NAV without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and a 1.00% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I and Class R2 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The six classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and bear the same conditions except that Class B and Class C shares are subject to higher distribution and service fee rates than Investor Class, Class A and Class R2 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution or service fee. Class R2 shares are authorized to pay a shareholder service fee to the Manager, as defined in Note 3(A), its affiliates, or third-party service providers, as compensation for services rendered to shareholders of Class R2 shares. There were no investment operations for Class R2 during the year ended October 31, 2009.

The Fund's investment objective is to seek long-term growth of capital, with income as a secondary consideration.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date"). Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Investments in other mutual funds are valued at their NAVs as of the close of the New York Stock Exchange on the valuation date.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less ("short-term investments") are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board of Trustees to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's Manager or Subadvisor, as defined in Note 3(A), reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At October 31, 2009, the Fund did not hold securities that were valued in such a manner.

"Fair Value" is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the

                                                   mainstayinvestments.com    25
risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

- Level 1--quoted prices in active markets for identical investments

- Level 2--other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

- Level 3--significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of October 31, 2009, for the Fund's investments is included at the end of the Fund's Portfolio of Investments.

The valuation techniques that may have been used by the Fund to measure fair value during the year ended October 31, 2009, maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund may have utilized some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets. For the year ended October 31, 2009, there have been no changes to the fair value methodologies.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code") applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is "more likely than not" to be sustained assuming examination by taxing authorities. Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Fund's financial statements. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at NAV, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on short-term investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative NAV on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally


26    MainStay Common Stock Fund
accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor, if any, to be creditworthy, pursuant to guidelines established by the Fund's Board of Trustees. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H) SECURITIES LENDING. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company ("State Street"). State Street will manage the Fund's cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund's portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to borrower's inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or retain a portion of interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund had no securities on loan as of October 31, 2009.

(I) INDEMNIFICATIONS. Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("New York Life Investments" or "Manager"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. Madison Square Investors LLC ("Madison Square Investors" or "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and the Subadvisor, New York Life Investments pays for the services of the Subadvisor.

Effective August 1, 2008, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows: 0.55% on assets up to $500 million, 0.525% on assets from $500 million to $1 billion and 0.50% on assets in excess of $1 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement.

Effective August 1, 2009, New York Life Investments agreed to voluntarily waive or reimburse the expenses of the appropriate class of the Fund so that the total ordinary

                                                   mainstayinvestments.com    27
operating expenses of a class (total ordinary operating expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage, other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests) do not exceed the following percentages of average daily net assets: Investor Class, 1.85%; Class B, 2.60%; and Class C, 2.60%. These voluntary waivers or reimbursements may be discontinued at any time.

Prior to August 1, 2009, New York Life Investments had a written expense limitation agreement under which it agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class did not exceed the following percentages of average daily net assets: Investor Class, 1.40%; Class A, 1.04%; Class B, 2.15%; Class C, 2.15%; Class I, 0.62%; and Class R2, 0.97%.

For the year ended October 31, 2009, New York Life Investments earned fees from the Fund in the amount of $1,843,449 and waived its fees in the amount of $297,049.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) DISTRIBUTION, SERVICE AND SHAREHOLDER SERVICE FEES. The Trust, on behalf of the Fund, has entered into a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans, (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class, Class A and Class R2 Plans, the Distributor receives a monthly distribution fee from the Investor Class, Class A and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Investor Class, Class A and Class R2 shares for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares of the Fund pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at an annual rate of 0.25% of the average daily NAV of the Class B and Class C shares of the Fund. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

In accordance with the Shareholder Services Plan for the Class R2 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R2 shares. For its services, the Manager is entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets attributable to the Class R2 shares.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $3,676 and $1,681, respectively, for the year ended October 31, 2009. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $56, $16,340 and $50, respectively, for the year ended October 31, 2009.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("MainStay Investments"), an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MainStay Investments has entered into an agreement with Boston Financial Data Services, Inc. pursuant to which it performs certain services for which MainStay Investments is responsible. Transfer agent expenses incurred by the Fund for the year ended October 31, 2009, amounted to $308,306.

(E) MINIMUM BALANCE FEE. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a minimum balance fee on certain types of accounts. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20. These fees are included in transfer agent fees shown on the Statement of Operations.

(F) CAPITAL. At October 31, 2009, New York Life and its affiliates held beneficially shares of the Fund with the following values and percentages of net assets as follows:

Class A                            $  213    0.0%++
------------------------------------------------
Class C                               105    0.0++
------------------------------------------------
Class I                             1,834    0.0++
------------------------------------------------



++ Less than one-tenth of a percent.

(G) OTHER. Pursuant to the Management Agreement, a portion of the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments is payable directly by the Fund. For the year ended October 31, 2009, these fees, which are included in


28    MainStay Common Stock Fund
professional fees shown on the Statement of Operations, were $15,703.

NOTE 4--FEDERAL INCOME TAX:

As of October 31,2009, the components of accumulated gain (loss) on a tax basis were as follows:

                 ACCUMULATED          OTHER         UNREALIZED          TOTAL
  ORDINARY    CAPITAL AND OTHER     TEMPORARY      APPRECIATION      ACCUMULATED
   INCOME        GAIN (LOSS)       DIFFERENCES    (DEPRECIATION)     GAIN (LOSS)
$4,057,054      $(140,756,178)         $--          $(3,050,195)    $(139,749,319)
---------------------------------------------------------------------------------



The difference between book-basis and tax basis unrealized depreciation are primarily due to wash sale deferrals and class action payments basis adjustments.

The following table discloses the current year reclassifications between accumulated undistributed net investment income and accumulated net realized loss on investments arising from permanent differences; net assets at October 31, 2009 are not affected.


   ACCUMULATED       ACCUMULATED
  UNDISTRIBUTED     NET REALIZED     ADDITIONAL
 NET INVESTMENT    GAIN (LOSS) ON      PAID-IN
  INCOME (LOSS)      INVESTMENTS       CAPITAL
    $(5,665)           $10,200         $(4,535)
-----------------------------------------------



The reclassifications for the Fund is primarily due to capital gain distributions from real estate investment trusts.

At October 31, 2009, for federal income tax purposes, capital loss carryforwards of $140,756,178 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

         CAPITAL LOSS        CAPITAL LOSS
      AVAILABLE THROUGH    AMOUNTS (000'S)
             2016              $ 37,722
             2017               103,034
-------------------------------------------------
            Total              $141,756
-------------------------------------------------



The tax character of distributions paid during the years ended October 31, 2009 and October 31, 2008, shown in the Statement of Changes in Net Assets, was as follows:

                                    2009          2008
Distributions paid from:
  Ordinary Income             $5,155,548   $11,669,581
  Long-Term Capital Gains             --    12,332,149
------------------------------------------------------
Total                         $5,155,548   $24,001,730
------------------------------------------------------



NOTE 5--CUSTODIAN:

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests.

Effective September 2, 2009, the line of credit was reduced from $160,000,000 to $125,000,000 and the commitment fee rate was increased from an annual rate of 0.08% to an annual rate of 0.10% of the average commitment amount, plus a 0.04% up-front payment payable, regardless of usage, to The Bank of New York Mellon, which serves as agent to the syndicate. The commitment fee and upfront payment are allocated among the Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month LIBOR rate, whichever is higher. There were no borrowings made or outstanding with respect to the Fund on the line of credit during the year ended October 31, 2009.

NOTE 7--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended October 31, 2009, purchases and sales of securities, other than short-term securities, were $448,448 and $535,355, respectively.


                                                   mainstayinvestments.com    29

NOTE 8--CAPITAL SHARE TRANSACTIONS:

 INVESTOR CLASS                   SHARES        AMOUNT
Year ended October 31, 2009:
Shares sold                       93,575   $   805,501
Shares issued to shareholders
  in reinvestment of
  dividends                        7,249        60,971
Shares redeemed                 (242,848)   (2,070,771)
                               -----------------------
Net decrease in shares
  outstanding before
  conversion                    (142,024)   (1,204,299)
Shares converted into
  Investor Class (See Note 1)    246,001     1,996,705
Shares converted from
  Investor Class (See Note 1)    (62,571)     (608,108)
                               -----------------------
Net increase                      41,406   $   184,298
                               =======================
Period ended October 31, 2008
  (a):
Shares sold                      342,116   $ 4,510,559
Shares redeemed                 (201,860)   (2,437,748)
                               -----------------------
Net increase in shares
  outstanding before
  conversion                     140,256     2,072,811
Shares converted into
  Investor Class (See Note 1)  1,229,687    15,419,969
Shares converted from
  Investor Class (See Note 1)    (95,565)   (1,112,371)
                               -----------------------
Net increase                   1,274,378   $16,380,409
                               =======================



(a) Investor Class shares were first offered on February 28, 2008.

 CLASS A                          SHARES         AMOUNT
Year ended October 31, 2009:
Shares sold                      152,731   $  1,289,321
Shares issued to
  shareholders in
  reinvestment of dividends       15,031        125,963
Shares redeemed                 (363,744)    (3,078,312)
                              -------------------------
Net decrease in shares
  outstanding before
  conversion                    (195,982)    (1,663,028)
Shares converted into Class
  A (See Note 1)                 138,763      1,250,027
Shares converted from Class
  A (See Note 1)                 (98,151)      (775,732)
                              -------------------------
Net decrease                    (155,370)  $ (1,188,733)
                              =========================
Year ended October 31, 2008:
Shares sold                      356,197   $  4,154,902
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              234,231      3,166,810
Shares redeemed               (1,328,534)   (16,819,357)
                              -------------------------
Net decrease in shares
  outstanding before
  conversion                    (738,106)    (9,497,645)
Shares converted into Class
  A (See Note 1)                 338,378      4,348,759
Shares converted from Class
  A (See Note 1)              (1,037,546)   (12,990,210)
                              -------------------------
Net decrease                  (1,437,274)  $(18,139,096)
                              =========================




 CLASS B                          SHARES        AMOUNT
Year ended October 31, 2009:
Shares sold                      144,659   $ 1,152,489
Shares redeemed                 (284,200)   (2,238,643)
                                ----------------------
Net decrease in shares
  outstanding before
  conversion                    (139,541)   (1,086,154)
Shares converted from Class B
  (See Note 1)                  (241,611)   (1,862,892)
                                ----------------------
Net decrease                    (381,152)  $(2,949,046)
                                ======================
Year ended October 31, 2008:
Shares sold                      161,297   $ 1,873,691
Shares issued to shareholders
  in reinvestment of
  distributions                  189,788     2,398,897
Shares redeemed                 (549,285)   (6,440,645)
                                ----------------------
Net decrease in shares
  outstanding before
  conversion                    (198,200)   (2,168,057)
Shares converted from Class B
  (See Note 1)                  (467,311)   (5,666,147)
                                ----------------------
Net decrease                    (665,511)  $(7,834,204)
                                ======================




 CLASS C                         SHARES        AMOUNT
Year ended October 31, 2009:
Shares sold                      29,401   $   239,798
Shares redeemed                 (65,475)     (515,915)
                                ---------------------
Net decrease                    (36,074)  $  (276,117)
                                =====================
Year ended October 31, 2008:
Shares sold                      36,057   $   448,663
Shares issued to shareholders
  in reinvestment of
  distributions                  15,134       191,158
Shares redeemed                 (85,016)   (1,008,279)
                                ---------------------
Net decrease                    (33,825)  $  (368,458)
                                =====================




 CLASS I                          SHARES          AMOUNT
Year ended October 31,
  2009:
Shares sold                    5,079,800   $  41,425,793
Shares issued to
  shareholders in
  reinvestment of dividends      562,551       4,714,178
Shares redeemed              (14,988,512)   (132,673,467)
                             ---------------------------
Net decrease                  (9,346,161)  $ (86,533,496)
                             ===========================
Year ended October 31,
  2008:
Shares sold                   14,609,539   $ 174,073,716
Shares issued in connection
  with the acquisition of
  McMorgan Equity
  Investment Fund             14,658,946     199,326,482
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions            1,326,247      17,957,582
Shares redeemed               (8,061,915)   (104,196,827)
                             ---------------------------
Net increase                  22,532,817   $ 287,160,953
                             ===========================






30    MainStay Common Stock Fund

NOTE 9--OTHER MATTERS:

On May 27, 2009, New York Life Investments settled charges by the Securities and Exchange Commission ("SEC") relating to the MainStay Equity Index Fund (the "Equity Index Fund"), an S&P 500 index fund created in 1990 and sold through January 1, 2002, at which time it was closed to new investors and new investments. The Equity Index Fund is a series of the Trust (a) nd is managed by New York Life Investments. The settlement relates to the period from March 12, 2002 through June 30, 2004, during which time the SEC alleged that New York Life Investments failed to provide the Equity Index Fund's board with information necessary to evaluate the cost of a guarantee provided to shareholders of the Equity Index Fund, and that prospectus and other disclosures misrepresented that there was no charge to the Equity Index Fund or its shareholders for the guarantee. New York Life Investments, without admitting or denying the allegations, consented to the entry of an administrative cease and desist order finding violations of Sections 15(c) and 34(b) of the 1940 Act, Section 206(2) of the Investment Advisers Act of 1940, as amended, and requiring a civil penalty of $800,000, disgorgement of $3,950,075 (which represents a portion of its management fees relating to the Equity Index Fund for the relevant period) as well as interest of $1,350,709. These amounts, totaling approximately $6.101 million, are being distributed to shareholders who held shares of the Equity Index Fund between March 2002 and June 2004, without any material financial impact to New York Life Investments.

NOTE 10--SUBSEQUENT EVENTS:

In connection with the preparation of the financial statements of the Fund as of and for the fiscal year ended October 31, 2009, events and transactions subsequent to October 31, 2009 through December 23, 2009, the date the financial statements were issued, have been evaluated by the Fund's management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.


                                                   mainstayinvestments.com    31

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Common Stock Fund ("the Fund"), one of the funds constituting The MainStay Funds, as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Common Stock Fund of The MainStay Funds as of October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

                                  /s/ KPMG LLP

Philadelphia, Pennsylvania
December 23, 2009



32    MainStay Common Stock Fund

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT AND NEW SUBADVISORY AGREEMENT (UNAUDITED)

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") requires that each mutual fund's board of trustees, including a majority of trustees who are not "interested persons" of the fund, as defined in the 1940 Act ("Independent Trustees"), annually review and approve the fund's investment advisory agreements. At its June 17-18, 2009 meeting, the Board of Directors/Trustees of the MainStay Group of Funds ("Board") unanimously approved the Management Agreement between the MainStay Common Stock Fund ("Fund") and New York Life Investment Management LLC ("New York Life Investments"), and the Subadvisory Agreement between New York Life Investments and Madison Square Investors LLC ("MSI") on behalf of the Fund.

In reaching its decisions to approve the Agreements set forth above (the "Agreements"), the Board considered information prepared specifically in connection with the contract review process that took place at various meetings between December 2008 and June 2009, as well as information furnished to it throughout the year at regular and special Board meetings. Information requested by and provided to the Board specifically in connection with the contract review process included, among other things, reports on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting LLC ("Strategic Insight"), an independent third-party service provider engaged by the Board to report objectively on the Fund's investment performance, management and subadvisory fees and ordinary operating expenses. The Board also requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including MSI as subadviser to the Fund, and responses to several comprehensive lists of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board. Information provided to the Board at its meetings throughout the year included, among other things, detailed investment analytics reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received throughout the year, among other things, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In determining to approve the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services to be provided to the Fund by New York Life Investments and MSI; (ii) the investment performance of the Fund, New York Life Investments and MSI; (iii) the costs of the services to be provided, and profits to be realized, by New York Life Investments and its affiliates, including MSI as subadviser to the Fund, from their relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund's management and subadvisory fee levels and overall total ordinary operating expenses, particularly as compared to similar funds and portfolios.

While individual members of the Board may have weighed certain factors differently, the Board's decisions to approve the Agreements were based on a comprehensive consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review processes. The Board's conclusions with respect to the Agreements also were based, in part, on the Board's consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, and that the Fund's shareholders, having had the opportunity to consider alternative investment products and services, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board's decisions to approve the Agreements is provided below.

NATURE, EXTENT AND QUALITY OF SERVICES TO BE PROVIDED BY NEW YORK LIFE INVESTMENTS AND MSI

In considering the approval of the Agreements, the Board examined the nature, extent and quality of the services that New York Life Investments proposed to provide to the Fund. The Board evaluated New York Life Investments' experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing affiliated and non-affiliated subadvisers. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund, as well as New York Life Investments' reputation and financial condition. The Board considered New York Life Investments' performance in fulfilling its responsibilities for overseeing the Fund's legal and compliance environment, for overseeing MSI's compliance with the Fund's policies and investment objectives, and for implementing Board directives as they relate to the Fund. In addition, the Board noted that New York Life Investments also is responsible for paying all of the salaries and expenses for the Fund's officers. The Board also considered the benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares

                                                   mainstayinvestments.com    33
without the imposition of a sales charge, as described more fully in the Fund's prospectus.

As part of its considerations, the Board acknowledged New York Life Investments' recent settlement with the Securities and Exchange Commission ("SEC") concerning matters relating to the MainStay Equity Index Fund, including materials provided to the Board of Trustees of The MainStay Funds in 2002-2004 in connection with the annual review of that fund's management fee. The Board noted that, since this matter was first brought to the Board's attention in 2003, New York Life Investments had taken a number of steps to enhance the quality and completeness of information provided to the Board in connection with the Board's consideration of the MainStay Group of Funds' investment advisory contracts. The Board believes that New York Life Investments has taken appropriate actions in response to this matter.

The Board also examined the nature, extent and quality of the services that MSI proposed to provide to the Fund. The Board evaluated MSI's experience in serving as subadviser to the Fund and managing other portfolios. It examined MSI's track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MSI, and MSI's overall legal and compliance environment. The Board also reviewed MSI's willingness to invest in personnel designed to benefit the Fund. In this regard, the Board considered the experience of the Fund's portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund likely would continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments' and MSI's experience, personnel, operations and resources.

INVESTMENT PERFORMANCE

In evaluating the Fund's investment performance, the Board considered investment performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board particularly considered the detailed investment analytics reports provided by New York Life Investments' Investment Consulting Group on the Fund throughout the year. These reports, which were prepared by New York Life Investments in consultation with the Board, include, among other things, information on the Fund's gross and net returns, the Fund's investment performance relative to relevant investment categories and Fund benchmarks, the Fund's risk-adjusted investment performance, and the Fund's investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to similar mutual funds managed by other investment advisers.

In considering the Fund's investment performance, the Board gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund's investment performance, as well as discussions between the Fund's portfolio managers and the Board that occurred at meetings from time to time throughout the year and in previous years. The Board also considered any specific actions that New York Life Investments had taken, or had agreed with the Board to take, to enhance Fund investment performance, and the results of those actions. In considering the Fund's investment performance, the Board focused principally on the Fund's long-term performance track record.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund's investment performance over time has been satisfactory. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Annual Report and in the Fund's prospectus.

COSTS OF THE SERVICES PROVIDED, AND PROFITS TO BE REALIZED, BY NEW YORK LIFE INVESTMENTS AND MSI

The Board considered the costs of the services provided by New York Life Investments and MSI under the Agreements, and the profits expected to be realized by New York Life Investments and its affiliates due to their relationships with the Fund. Because MSI is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and MSI in the aggregate.

In evaluating the costs and profits of New York Life Investments and its affiliates, including MSI, due to their relationships with the Fund, the Board considered, among other things, each party's investments in personnel, systems, equipment and other resources necessary to manage the Fund, and the fact that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and MSI must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that New York Life Investments' ability to maintain a strong financial position is important in order for New York Life Investments to continue to provide high-quality ongoing services to the Fund. The Board noted, for example, increased costs borne by New York Life Investments and its affiliates due to new and ongoing regulatory and compliance requirements. The Board also noted that


34    MainStay Common Stock Fund
the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

The Board also reviewed information from New York Life Investments and its affiliates regarding their estimated profitability due to their overall relationships with the Fund. For New York Life Investments and MSI, the Board considered information illustrating the revenues and expenses allocated to the Fund.

The Board noted the difficulty in obtaining reliable comparative data about mutual fund managers' profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager's organization, the types of funds it manages, and the manager's capital structure and costs of capital. While recognizing the difficulty in evaluating a manager's profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board with respect to the Fund was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board recognized, for example, the benefits to MSI from legally permitted "soft-dollar" arrangements by which brokers provide research and other services to MSI in exchange for commissions paid by the Fund with respect to trades on the Fund's portfolio securities.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments' affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund's transfer agent and distributor. The information provided to the Board indicated that the profitability to New York Life Investments and its affiliates arising directly from these other arrangements was not excessive. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the annual contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments' relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that the profits to be realized by New York Life Investments and its affiliates (including MSI) due to their relationships with the Fund are fair and reasonable.

EXTENT TO WHICH ECONOMIES OF SCALE MAY BE REALIZED AS THE FUND GROWS

The Board also considered whether the Fund's expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from New York Life Investments and Strategic Insight showing how the Fund's management fee hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. The Board noted the extent to which the Fund benefits from breakpoints, expense waivers or reimbursements. While recognizing that any precise determination of future economies of scale is necessarily subjective, the Board considered the extent to which New York Life Investments and MSI may realize a larger profit margin as the Fund's assets grow over time.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund's expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund's expense structure as the Fund grows over time.

MANAGEMENT AND SUBADVISORY FEES AND TOTAL ORDINARY OPERATING EXPENSES

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund's expected total ordinary operating expenses. The Board primarily considered the reasonableness of the overall management fees paid by the Fund to New York Life Investments, since the fees to be paid to MSI are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund's fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. The Board noted the impact of the recent economic crisis on the MainStay Group of Funds and, consistent with statements from SEC staff members and with published advice from Strategic Insight, the Board reviewed supplemental peer data that reflected more recent peer groupings based on relatively smaller asset sizes. In addition, the Board considered information provided by New York Life Investments and MSI on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account explanations from New York Life Investments and MSI about the different scope of services provided to retail mutual funds as compared with other investment advisory clients.

The Board noted that, outside of the Fund's management fee and the fees charged under a share class's Rule 12b-1 and/or shareholder services plans, a share class's most

                                                   mainstayinvestments.com    35
significant "other expenses" are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a "per-account" fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund's average net assets. The Board took into account information from New York Life Investments showing that the Fund's transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company ("NSC"), the Fund's transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board particularly considered representations from New York Life Investments that the MainStay Group of Funds' transfer agent fee structure is designed to allow NSC to provide transfer agent services to the Funds essentially "at cost," and that NSC historically has realized only very modest profitability from providing transfer agent services to the Funds.

The Board observed that, because the Fund's transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class's expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board noted that transfer agent fees are a significant portion of total expenses of many funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tends to be greater than for other open-end retail funds because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board noted the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company ("New York Life") policyholders, who often maintain smaller account balances than other fund investors. The Board discussed measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) closing small accounts with balances below $500;
(iv) since 2007, charging an annual $20.00 small account fee on accounts with balances below $1,000; (v) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts; and (vi) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors.

The Board noted that, while New York Life Investments believes these efforts have mitigated the impact that small accounts have had on share class expenses, the recent economic crisis and resulting declines in assets under management had further exacerbated the impact that small accounts have on the expense ratios of certain share classes. This, in turn, had led to a significant increase in the amount of share class expenses that New York Life Investments subsidized under historical contractual expense limitation arrangements. New York Life Investments advised the Board that the amount of subsidization of the MainStay Group of Funds' expenses under these expense limitation arrangements was unsustainable. New York Life Investments accordingly asked the Board to eliminate the expense limitation arrangements on the Fund's share classes. In reviewing New York Life Investments' proposal, the Board noted that, if the Board were to approve the proposal, the effect would mean New York Life Investments would continue to subsidize the MainStay Group of Funds' expenses at approximately the same level (in real dollars) as under the historical contractual expense limitation arrangements prior to the recent economic crisis. The Board further considered the reasonableness of the Fund's expenses as compared to peer funds under the proposal.

After considering all of the factors outlined above--including the reasonableness of the Fund's management fee, share class structure and transfer agent fee schedule--the Board accepted New York Life Investments' proposal to eliminate the expense limitations on the Fund's share classes. The Board acknowledged that New York Life Investments may determine voluntarily to waive expenses of Fund share classes without the right to recoup such expenses.

Based on these considerations, the Board concluded that the Fund's management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board's overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

CONCLUSION

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.



36    MainStay Common Stock Fund

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For the fiscal year ended October 31, 2009, the Fund designates approximately $7,312,271 pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2009, should be multiplied by 52.5% arrive at the amount eligible for the corporate dividends received deduction.

In February 2010, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 the federal tax status of the distributions received by shareholders in calendar year 2009. The amounts that will be reported on such 1099-DIV will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2009.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; or
(ii) on the SEC's website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782);
(ii) by visiting the Fund's website at mainstayinvestments.com; or (iii) on the SEC's website at www.sec.gov.



SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE


The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).



                                                   mainstayinvestments.com    37

BOARD MEMBERS AND OFFICERS (UNAUDITED)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, Eclipse Funds, Eclipse Funds Inc., ICAP Funds, Inc. MainStay Funds Trust, and MainStay VP Series Fund, Inc.) (collectively, the "Fund Complex"), the Manager and when applicable, the Subadvisor(s). Each Board member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation upon reaching age 72. A Board Member reaching the age of 72 may continue for additional one-year periods with the approval of the Board's Nominating and Governance Committee.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782).

                                                                                  NUMBER OF
                 TERM OF OFFICE,                                                  FUNDS IN FUND   OTHER
                 POSITION(S) HELD                                                 COMPLEX         DIRECTORSHIPS
NAME AND         WITH THE FUND COMPLEX AND        PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER
 ---------------------------------------------------------------------------------------------------------------------------
INTERESTED BOARD MEMBER*

JOHN Y. KIM      Indefinite;                      Member of the Board of                65        None
9/24/60          ECLIPSE TRUST: Trustee since     Managers, President and Chief
                 2008 (2 funds);                  Executive Officer (since 2008)
                 ECLIPSE FUNDS INC.: Director     of New York Life Investment
                 since 2008 (21 funds);           Management LLC and New York
                 ICAP FUNDS, INC.: Director       Life Investment Management
                 since 2008 (4 funds);            Holdings LLC; Member of the
                 MAINSTAY TRUST: Trustee since    Board of Managers, MacKay
                 2008 (14 funds);                 Shields LLC (since 2008);
                 MAINSTAY FUNDS TRUST: Trustee    Chairman of the Board,
                 since April 2009 (4 funds);      Institutional Capital LLC,
                 and                              Madison Capital LLC, McMorgan
                 MAINSTAY VP SERIES FUND, INC.:   & Company LLC, Chairman and
                 Director since 2008 (20          Chief Executive Officer,
                 portfolios).                     NYLIFE Distributors LLC and
                                                  Chairman of the Board of
                                                  Managers, NYLCAP Manager, LLC
                                                  (since 2008); President,
                                                  Prudential Retirement, a
                                                  business unit of Prudential
                                                  Financial, Inc. (2002 to 2007)
----------------------------------------------------------------------------------------------------------------------------




   * This Board Member is considered to be an "interested person" of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company. New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled "Principal Occupation(s) During the Past Five Years."



38    MainStay Common Stock Fund

                                                                                  NUMBER OF
                 TERM OF OFFICE,                                                  FUNDS IN FUND   OTHER
                 POSITION(S) HELD                                                 COMPLEX         DIRECTORSHIPS
NAME AND         WITH THE FUND COMPLEX AND        PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER
 ---------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED BOARD MEMBERS

SUSAN B. KERLEY  Indefinite;                      President, Strategic                  65        Trustee, Legg Mason
8/12/51          ECLIPSE TRUST: Chairman since    Management Advisors LLC (since                  Partners Funds, Inc.,
                 2005, and Trustee since 2000     1990)                                           since 1991 (59 portfolios)
                 (2 funds);
                 ECLIPSE FUNDS INC.: Chairman
                 since 2005 and Director since
                 1990 (21 funds);
                 ICAP FUNDS, INC.:  Chairman
                 and Director since 2006 (4
                 funds);
                 MAINSTAY TRUST: Chairman and
                 Board Member since 2007;
                 MAINSTAY FUNDS TRUST: Chairman
                 and Trustee since April 2009
                 (4 funds); and
                 MAINSTAY VP SERIES FUND, INC.:
                 Chairman and Director since
                 2007 (20 portfolios).
----------------------------------------------------------------------------------------------------------------------------
ALAN R. LATSHAW  Indefinite;                      Retired; Partner, Ernst &             65        Trustee, State Farm
3/27/51          ECLIPSE TRUST: Trustee and       Young LLP (2002 to 2003);                       Associates Funds Trusts
                 Audit Committee Financial        Partner, Arthur Andersen LLP                    since 2005 (4 portfolios);
                 Expert since 2007 (2 funds);     (1989 to 2002); Consultant to                   Trustee, State Farm Mutual
                 ECLIPSE FUNDS INC.: Director     the MainStay Funds Audit and                    Fund Trust since 2005 (15
                 and Audit Committee Financial    Compliance Committee (2004 to                   portfolios); Trustee,
                 Expert since 2007 (21 funds);    2006)                                           State Farm Variable
                 ICAP FUNDS, INC.:  Director                                                      Product Trust since 2005
                 and Audit Committee Financial                                                    (9 portfolios)
                 Expert since 2007 (4 funds);
                 MAINSTAY TRUST: Trustee and
                 Audit Committee Financial
                 Expert since 2006 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 and Audit Committee Financial
                 Expert since April 2009 (4
                 funds); and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director and Audit Committee
                 Financial Expert since 2007
                 (20 portfolios).
----------------------------------------------------------------------------------------------------------------------------





                                                   mainstayinvestments.com    39

                                                                                  NUMBER OF
                 TERM OF OFFICE,                                                  FUNDS IN FUND   OTHER
                 POSITION(S) HELD                                                 COMPLEX         DIRECTORSHIPS
NAME AND         WITH THE FUND COMPLEX AND        PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER
 ---------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED BOARD MEMBERS

PETER MEENAN     Indefinite;                      Independent Consultant;               65        None
12/5/41          ECLIPSE TRUST: Trustee since     President and Chief Executive
                 2002 (2 funds);                  Officer, Babson--United, Inc.
                 ECLIPSE FUNDS INC.: Director     (financial services firm)
                 since 2002 (21 funds);           (2000 to 2004); Independent
                 ICAP FUNDS, INC.:  Director      Consultant (1999 to 2000);
                 since 2006 (4 funds);            Head of Global Funds, Citicorp
                 MAINSTAY TRUST: Trustee since    (1995 to 1999)
                 2007 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since April 2009 (4 funds);
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 2007 (20
                 portfolios).
----------------------------------------------------------------------------------------------------------------------------
RICHARD H.       Indefinite;                      Managing Director, ICC Capital        65        None
NOLAN, JR.       ECLIPSE TRUST: Trustee since     Management;
11/16/46         2007 (2 funds);                  President--Shields/Alliance,
                 ECLIPSE FUNDS INC.: Director     Alliance Capital Management
                 since 2007 (21 funds);           (1994 to 2004)
                 ICAP FUNDS, INC.:  Director
                 since 2007 (4 funds);
                 MAINSTAY TRUST: Trustee since
                 2007 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since April 2009 (4 funds);
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 2006 (20
                 portfolios).
----------------------------------------------------------------------------------------------------------------------------
RICHARD S.       Indefinite;                      Chairman  and Chief Executive         65        None
TRUTANIC         ECLIPSE TRUST: Trustee since     Officer Somerset & Company
2/13/52          2007 (2 funds);                  (financial advisory firm)
                 ECLIPSE FUNDS INC.: Director     (since 2004); Managing
                 since 2007 (21 funds);           Director The Carlyle Group
                 ICAP FUNDS, INC.:  Director      (private investment firm)
                 since 2007 (4 funds);            (2002 to 2004); Senior
                 MAINSTAY TRUST: Trustee since    Managing Director, Partner and
                 1994 (14 funds);                 Board Member, Groupe Arnault
                 MAINSTAY FUNDS TRUST: Trustee    S.A. (private investment firm)
                 since April 2009 (4 funds);      (1999 to 2002)
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 2007 (20
                 portfolios).
----------------------------------------------------------------------------------------------------------------------------






40    MainStay Common Stock Fund

                                                                                  NUMBER OF
                 TERM OF OFFICE,                                                  FUNDS IN FUND   OTHER
                 POSITION(S) HELD                                                 COMPLEX         DIRECTORSHIPS
NAME AND         WITH THE FUND COMPLEX AND        PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER
 ---------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED BOARD MEMBERS

ROMAN L. WEIL    Indefinite;                      V. Duane Rath Professor               65        None
5/22/40          ECLIPSE TRUST:                   Emeritus of Accounting,
                 Trustee and Audit Committee      Chicago Booth School of
                 Financial Expert since 2007 (2   Business, University of
                 funds);                          Chicago; President, Roman L.
                 ECLIPSE FUNDS INC.: Director     Weil Associates, Inc.
                 and Audit Committee Financial    (consulting firm)
                 Expert since 2007 (21 funds);
                 ICAP FUNDS, INC.:  Director
                 and Audit Committee Financial
                 Expert since 2007 (4 funds);
                 MAINSTAY TRUST: Trustee and
                 Audit Committee Financial
                 Expert since 2007 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since April 2009 (4 funds);
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 1994 and Audit
                 Committee Financial Expert
                 since 2003 (20 portfolios).
----------------------------------------------------------------------------------------------------------------------------
JOHN A. WEISSER  Indefinite;                      Retired. Managing Director of         65        Trustee, Direxion Funds
10/22/41         ECLIPSE TRUST:                   Salomon Brothers, Inc. (1971                    (34 portfolios) and
                 Trustee since 2007 (2 funds);    to 1995)                                        Direxion Insurance Trust
                 ECLIPSE FUNDS INC.: Director                                                     (3 portfolios) since 2007;
                 since 2007 (21 funds);                                                           Trustee, Direxion Shares
                 ICAP FUNDS, INC.:  Director                                                      ETF Trust, since 2008 (22
                 since 2007 (4 funds);                                                            portfolios)
                 MAINSTAY TRUST: Trustee since
                 2007 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since April 2009 (4 funds);
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 1997 (20
                 portfolios).
----------------------------------------------------------------------------------------------------------------------------





                                                   mainstayinvestments.com    41

   At a meeting of the Board Members held on June 18, 2009, the following individuals were appointed to serve as Officers of the MainStay Group of Funds.


           POSITIONS(S)
           HELD
           WITH THE
NAME AND   FUNDS
DATE OF    AND LENGTH OF   PRINCIPAL OCCUPATION(S)
BIRTH      SERVICE         DURING PAST FIVE YEARS
 --------------------------------------------------------------------------------
OFFICERS

JACK R.    Treasurer and   Assistant Treasurer, New York Life Investment
BENIN-     Principal       Management Holdings LLC (since July 2008); Managing
TENDE      Financial and   Director, New York Life Investment Management LLC
5/12/64    Accounting      (since 2007); Treasurer and Principal Financial and
           Officer since   Accounting Officer, MainStay VP Series Fund, Inc. and
           2007            ICAP Funds, Inc. (since 2007), and MainStay Funds
                           Trust (since April 2009); Vice President, Prudential
                           Investments (2000 to 2007); Assistant Treasurer,
                           JennisonDryden Family of Funds, Target Portfolio
                           Trust, The Prudential Series Fund and American Skandia
                           Trust (2006 to 2007); Treasurer and Principal
                           Financial Officer, The Greater China Fund (2007)
---------------------------------------------------------------------------------
JEFFREY    Vice            Managing Director, Compliance (since 2009), Director
A.         President and   and Associate General Counsel, New York Life
ENGELSMAN  Chief           Investment Management LLC (2005 to 2008); Assistant
9/28/67    Compliance      Secretary, NYLIFE Distributors LLC (2006 to 2008);
           Officer since   Vice President and Chief Compliance Officer, ICAP
           January 2009    Funds, Inc. (since January 2009), and MainStay Funds
                           Trust (since April 2009); Assistant Secretary, The
                           MainStay Funds and ICAP Funds, Inc. (2006 to 2008);
                           Assistant Secretary, Eclipse Funds, Eclipse Funds,
                           Inc., and MainStay VP Series Fund, Inc. (2005 to
                           2008); Director and Senior Counsel, Deutsche Asset
                           Management (1999 to 2005)
---------------------------------------------------------------------------------
STEPHEN    President       President and Chief Operating Officer, NYLIFE
P. FISHER  since 2007      Distributors LLC (since 2008); Chairman of the Board,
2/22/59                    NYLIM Service Company (since 2008); Senior Managing
                           Director and Chief Marketing Officer, New York Life
                           Investment Management LLC (since 2005); Managing
                           Director--Retail Marketing, New York Life Investment
                           Management LLC (2003 to 2005); President, MainStay VP
                           Series Fund, Inc. and ICAP Funds, Inc. (since 2007),
                           and MainStay Funds Trust (since April 2009); Managing
                           Director, UBS Global Asset Management (1999 to 2003)
---------------------------------------------------------------------------------
SCOTT T.   Vice            Director, New York Life Investment Management LLC
HAR-       Presiden-       (including predecessor advisory organizations) (since
RINGTON    t -- Adminis-   2000); Executive Vice President, New York Life Trust
2/8/59     tration since   Company and New York Life Trust Company, FSB (since
           2005            2006); Vice President--Administration, MainStay VP
                           Series Fund, Inc. (since 2005), ICAP Funds, Inc.
                           (since 2006) and MainStay Funds Trust (since April
                           2009)
---------------------------------------------------------------------------------
MARGUER-   Chief Legal     Vice President, Associate General Counsel and
ITE E. H.  Officer since   Assistant Secretary, New York Life Insurance Company
MORRISON   2008 and        (since 2008); Managing Director, Associate General
3/26/56    Secretary       Counsel and Assistant Secretary, New York Life
           since 2004      Investment Management LLC (since 2004); Managing
                           Director and Secretary, NYLIFE Distributors LLC;
                           Secretary, NYLIM Service Company (since 2008);
                           Assistant Secretary, New York Life Investment
                           Management Holdings LLC (since 2008); Chief Legal
                           Officer (since 2008) and Secretary, MainStay VP Series
                           Fund, Inc. (since 2004), ICAP Funds, Inc. (since 2006)
                           and MainStay Funds Trust (since April 2009); Chief
                           Legal Officer--Mutual Funds and Vice President and
                           Corporate Counsel, The Prudential Insurance Company of
                           America (2000 to 2004)
---------------------------------------------------------------------------------




   * The Officers listed above are considered to be "interested persons" of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company. New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column captioned "Principal Occupation(s) During Past Five Years." Officers are elected annually by the Boards to serve a one year term.



42    MainStay Common Stock Fund

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MAINSTAY 130/30 CORE FUND
MAINSTAY 130/30 GROWTH FUND
MAINSTAY COMMON STOCK FUND
MAINSTAY EPOCH U.S. ALL CAP FUND
MAINSTAY EPOCH U.S. EQUITY FUND
MAINSTAY EQUITY INDEX FUND(1)
MAINSTAY GROWTH EQUITY FUND
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY MAP FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY U.S. SMALL CAP FUND

INCOME FUNDS
MAINSTAY 130/30 HIGH YIELD FUND
MAINSTAY CASH RESERVES FUND
MAINSTAY DIVERSIFIED INCOME FUND
MAINSTAY FLOATING RATE FUND
MAINSTAY GOVERNMENT FUND
MAINSTAY HIGH YIELD CORPORATE BOND FUND
MAINSTAY INDEXED BOND FUND
MAINSTAY INTERMEDIATE TERM BOND FUND
MAINSTAY MONEY MARKET FUND
MAINSTAY PRINCIPAL PRESERVATION FUND
MAINSTAY SHORT TERM BOND FUND
MAINSTAY TAX FREE BOND FUND

BLENDED FUNDS
MAINSTAY BALANCED FUND
MAINSTAY CONVERTIBLE FUND
MAINSTAY INCOME BUILDER FUND

INTERNATIONAL FUNDS
MAINSTAY 130/30 INTERNATIONAL FUND
MAINSTAY EPOCH GLOBAL CHOICE FUND
MAINSTAY EPOCH GLOBAL EQUITY YIELD FUND
MAINSTAY EPOCH INTERNATIONAL SMALL CAP FUND
MAINSTAY GLOBAL HIGH INCOME FUND
MAINSTAY ICAP GLOBAL FUND
MAINSTAY ICAP INTERNATIONAL FUND
MAINSTAY INTERNATIONAL EQUITY FUND


ASSET ALLOCATION FUNDS
MAINSTAY CONSERVATIVE ALLOCATION FUND
MAINSTAY GROWTH ALLOCATION FUND
MAINSTAY MODERATE ALLOCATION FUND
MAINSTAY MODERATE GROWTH ALLOCATION FUND

RETIREMENT FUNDS
MAINSTAY RETIREMENT 2010 FUND
MAINSTAY RETIREMENT 2020 FUND
MAINSTAY RETIREMENT 2030 FUND
MAINSTAY RETIREMENT 2040 FUND
MAINSTAY RETIREMENT 2050 FUND

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
NEW YORK, NEW YORK

SUBADVISORS

EPOCH INVESTMENT PARTNERS, INC.
NEW YORK, NEW YORK

INSTITUTIONAL CAPITAL LLC(2)
CHICAGO, ILLINOIS

MACKAY SHIELDS LLC(2)
NEW YORK, NEW YORK

MADISON SQUARE INVESTORS LLC(2)
NEW YORK, NEW YORK

MARKSTON INTERNATIONAL LLC
WHITE PLAINS, NEW YORK

WINSLOW CAPITAL MANAGEMENT, INC.
MINNEAPOLIS, MINNESOTA

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 800-MAINSTAY (624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.

                          Not part of the Annual Report

----------------------------------------------------
Not FDIC/NCUA Insured  Not a Deposit  May Lose Value



-------------------------------------------------------
No Bank Guarantee  Not Insured by Any Government Agency
-------------------------------------------------------




NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

mainstayinvestments.com                                       The MainStay Funds

(C) 2009 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-A017130     (RECYCLE LOGO)               MS283-09            MSCS11-12/09
                                                                          21

 (MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 CONVERTIBLE FUND



                 Message from the President

                 and

                 Annual Report

                 October 31, 2009

MESSAGE FROM THE PRESIDENT

The 12-month period ended October 31, 2009, was generally positive for stock and bond investors alike. Signs that the economy was beginning to stabilize brought renewed hope to investors and helped generate a sharp turnaround in the stock market.

When the reporting period began, the stock and bond markets were still reacting to the government's massive bailout plan. Several new facilities were instituted to help restore market liquidity, and the Federal Reserve agreed to purchase various types of securities in a strategy known as quantitative easing.

On December 16, 2008, the Federal Open Market Committee lowered the federal funds target rate to a range between 0.0% and 0.25%. Over time, the markets responded favorably to the coordinated efforts of Congress, the Treasury Department, the Federal Deposit Insurance Corporation, the Federal Reserve and other central banks to address the credit crisis. The turning point for the U.S. stock market came in March 2009, when investors became convinced that the worst was over and an economic recovery was likely.

Domestic equities generally advanced for the remainder of the reporting period, with the strongest results coming from stocks that had been among the hardest hit when the market fell. Despite advances in some financial stocks, the financials sector as a whole declined during the reporting period.

International stocks advanced, with strong results in the materials sector as commodity prices recovered. As investors moved from defensive sectors to more cyclical stocks, utilities weakened but semiconductor companies recorded strong results.

In the fixed-income markets, higher-risk segments were particularly strong. High-yield bonds, floating-rate debt and emerging-market debt were generally strong performers. U.S. Treasury securities and high-grade corporate issues, which had been stellar performers in the first half of the reporting period, weakened as investors' appetite for risk increased.

To keep your investments on a solid footing in a shifting market environment, our portfolio managers pursued their respective investment objectives and strategies with confidence and determination. Although short-term variations are an inevitable part of investing, our portfolio managers know that long-term results are the ultimate measure of investment success.

Fortunately, after three calendar quarters of economic contraction, gross domestic product was once again positive in the third quarter of 2009. Corporate profits, while still below third-quarter 2008 levels, have advanced for three consecutive quarters. At MainStay Funds, we find this economic data encouraging, and we hope you do too.

At MainStay, we have long recommended that our clients get invested, stay invested and add to their investments over time. With prudent diversification, gradual portfolio adjustments and a long-term perspective, MainStay shareholders can maintain a positive outlook as they pursue their financial goals.

Sincerely,


/s/ STEPHEN P. FISHER


Stephen P. Fisher
President



                          Not part of the Annual Report

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 CONVERTIBLE FUND



                 MainStay Funds

                 Annual Report

                 October 31, 2009

TABLE OF CONTENTS


ANNUAL REPORT
---------------------------------------------

INVESTMENT AND PERFORMANCE COMPARISON       5
---------------------------------------------

PORTFOLIO MANAGEMENT DISCUSSION AND
ANALYSIS                                    9
---------------------------------------------

PORTFOLIO OF INVESTMENTS                   11
---------------------------------------------

FINANCIAL STATEMENTS                       16
---------------------------------------------

NOTES TO FINANCIAL STATEMENTS              23
---------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM                            31
---------------------------------------------

BOARD CONSIDERATION AND APPROVAL OF
MANAGEMENT AGREEMENT AND SUBADVISORY
AGREEMENT                                  32
---------------------------------------------

FEDERAL INCOME TAX INFORMATION             36
---------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        36
---------------------------------------------

SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       36
---------------------------------------------

BOARD MEMBERS AND OFFICERS                 37

INVESTMENT AND PERFORMANCE COMPARISON(1) (UNAUDITED)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(2)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               ONE      FIVE     TEN
TOTAL RETURNS               YEAR     YEARS    YEARS
---------------------------------------------------
With sales charges         24.52%    3.61%    4.42%
Excluding sales charges    31.77     4.79     5.01




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                              MainStay Convertible Fund    Merrill Lynch All Convertible Securities Index
10/31/99                                        9450.00                                          10000.00
                                               11822.00                                          11826.00
                                               10459.00                                           9854.00
                                                9891.00                                           8876.00
                                               11716.00                                          11467.00
                                               12197.00                                          12398.00
                                               13564.00                                          12955.00
                                               14998.00                                          14656.00
                                               18013.00                                          16519.00
                                               11696.00                                          10160.00
10/31/09                                       15412.00                                          13946.00





CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               ONE      FIVE     TEN
TOTAL RETURNS               YEAR     YEARS    YEARS
---------------------------------------------------
With sales charges         24.84%    3.69%    4.46%
Excluding sales charges    32.11     4.87     5.05




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                              MainStay Convertible Fund    Merrill Lynch All Convertible Securities Index
10/31/99                                       23625.00                                          25000.00
                                               29554.00                                          29565.00
                                               26147.00                                          24636.00
                                               24727.00                                          22190.00
                                               29290.00                                          28666.00
                                               30493.00                                          30996.00
                                               33910.00                                          32386.00
                                               37495.00                                          36639.00
                                               45032.00                                          41298.00
                                               29272.00                                          25399.00
10/31/09                                       38671.00                                          34864.00





CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               ONE      FIVE     TEN
TOTAL RETURNS               YEAR     YEARS    YEARS
---------------------------------------------------
With sales charges         25.83%    3.69%    4.24%
Excluding sales charges    30.83     4.03     4.24




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                              MainStay Convertible Fund    Merrill Lynch All Convertible Securities Index
10/31/99                                       10000.00                                          10000.00
                                               12418.00                                          11826.00
                                               10907.00                                           9854.00
                                               10234.00                                           8876.00
                                               12030.00                                          11467.00
                                               12430.00                                          12398.00
                                               13716.00                                          12955.00
                                               15062.00                                          14656.00
                                               17962.00                                          16519.00
                                               11576.00                                          10160.00
10/31/09                                       15144.00                                          13946.00




1. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares generally have a $25,000 minimum initial investment with no minimum subsequent purchase amount. For investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds, the minimum initial investment is $15,000. Investor Class shares and Class A shares are sold with a maximum initial sales charge of 5.50% and an annual 12b-1 fee of 0.25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of up to 5.00% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees. The Manager may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within the term of the agreement. Any recoupment amount is generally applied within a fiscal year. This agreement expires on July 31, 2010.

THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               ONE      FIVE     TEN
TOTAL RETURNS               YEAR     YEARS    YEARS
---------------------------------------------------
With sales charges         29.73%    4.01%    4.23%
Excluding sales charges    30.73     4.01     4.23




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                              MainStay Convertible Fund    Merrill Lynch All Convertible Securities Index
10/31/99                                       10000.00                                          10000.00
                                               12418.00                                          11826.00
                                               10907.00                                           9854.00
                                               10234.00                                           8876.00
                                               12030.00                                          11467.00
                                               12430.00                                          12398.00
                                               13716.00                                          12955.00
                                               15051.00                                          14656.00
                                               17951.00                                          16519.00
                                               11577.00                                          10160.00
10/31/09                                       15134.00                                          13946.00





CLASS I SHARES(3)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               ONE      FIVE     TEN
TOTAL RETURNS               YEAR     YEARS    YEARS
---------------------------------------------------
                           32.35%    5.11%    5.30%




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                              MainStay Convertible Fund    Merrill Lynch All Convertible Securities Index
10/31/99                                       10000.00                                          10000.00
                                               12543.00                                          11826.00
                                               11128.00                                           9854.00
                                               10546.00                                           8876.00
                                               12521.00                                          11467.00
                                               13068.00                                          12398.00
                                               14565.00                                          12955.00
                                               16155.00                                          14656.00
                                               19458.00                                          16519.00
                                               12667.00                                          10160.00
10/31/09                                       16765.00                                          13946.00






 BENCHMARK PERFORMANCE                                ONE      FIVE     TEN
                                                      YEAR    YEARS    YEARS
----------------------------------------------------------------------------------
Merrill Lynch All Convertible Securities Index(4)    37.27%    2.38%    3.38%
Average Lipper convertible securities fund(5)        31.95     2.57     4.16



2. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain contractual fees and expenses. Unadjusted, the performance shown for Investor Class shares might have been lower.
3. Performance figures for Class I shares, first offered on November 28, 2008, include the historical performance of Class A shares through November 27, 2008, adjusted for differences in certain contractual fees and expenses. Unadjusted, the performance shown for Class I shares might have been lower.
4. The Merrill Lynch All Convertible Securities Index is a market-capitalization weighted index of domestic corporate convertible securities. In order to be included in this index, bonds and preferred stocks must be convertible only to common stock and have a market value or original par value of at least $50 million. Total returns assume reinvestment of all income, dividends and capital gains. The Merrill Lynch All Convertible Securities Index is the Fund's broad-based securities market index for comparison purposes. An investment cannot be made directly in an index.
5. The average Lipper convertible securities fund is representative of funds that invest primarily in convertible bonds and/or convertible preferred stock. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

THE FOOTNOTE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



6    MainStay Convertible Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY CONVERTIBLE FUND (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2009, to October 31, 2009, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2009, to October 31, 2009.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended October 31, 2009. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      5/1/09        10/31/09       PERIOD(1)        10/31/09        PERIOD(1)
INVESTOR CLASS SHARES          $1,000.00       $1,193.40        $ 7.24         $1,018.60         $ 6.67
--------------------------------------------------------------------------------------------------------

CLASS A SHARES                 $1,000.00       $1,195.50        $ 6.09         $1,019.70         $ 5.60
--------------------------------------------------------------------------------------------------------

CLASS B SHARES                 $1,000.00       $1,188.60        $11.36         $1,014.80         $10.46
--------------------------------------------------------------------------------------------------------

CLASS C SHARES                 $1,000.00       $1,188.80        $11.36         $1,014.80         $10.46
--------------------------------------------------------------------------------------------------------

CLASS I SHARES                 $1,000.00       $1,195.70        $ 4.76         $1,020.90         $ 4.38
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (1.31% for Investor Class, 1.10% for Class A, 2.06% for Class B and Class C and 0.86% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.


                                                    mainstayinvestments.com    7

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2009 (UNAUDITED)

(PORTFOLIO COMPOSITION PIE CHART)

Convertible Bonds                               77.8
Convertible Preferred Stocks                    10.5
Common Stocks                                    8.2
Short-Term Investment                            3.7
Liabilities in Excess of Other Assets           (0.2)





See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

TOP TEN HOLDINGS OR ISSUERS HELD AS OF OCTOBER 31, 2009 (EXCLUDING SHORT-TERM INVESTMENT)


    1.  Schlumberger, Ltd., Series B, 2.125%,
        due 6/1/23
    2.  Core Laboratories, L.P., 0.25%, due
        10/31/11
    3.  Bank of America Corp., Series L, 7.25%
    4.  Teva Pharmaceutical Finance Co. B.V.,
        Series D, 1.75%, due 2/1/26
    5.  Chesapeake Energy Corp., 2.50%, due
        5/15/37
    6.  Medtronic, Inc., 1.625%, due 4/15/13
    7.  Transocean, Inc., Series C, 1.50%, due
        12/15/37
    8.  Covanta Holding Corp., 1.00%, due 2/1/27
    9.  Peabody Energy Corp., 4.75%, due
        12/15/66
   10.  Intel Corp., 3.25%, due 8/1/39







8    MainStay Convertible Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

QUESTIONS ANSWERED BY PORTFOLIO MANAGER EDWARD SILVERSTEIN, CFA, OF MACKAY SHIELDS LLC, THE FUND'S SUBADVISOR.

HOW DID MAINSTAY CONVERTIBLE FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12 MONTHS ENDED OCTOBER 31, 2009?

Excluding all sales charges, MainStay Convertible Fund returned 31.77% for Investor Class shares, 32.11% for Class A shares, 30.83% for Class B shares and 30.73% for Class C shares for the 12 months ended October 31, 2009. Over the same period, Class I shares(1) returned 32.35%. Class A and Class I shares outperformed--and Investor Class, Class B and Class C shares underperformed--the 31.95% return of the average Lipper(2) convertible securities fund. All share classes underperformed the 37.27% return of the Merrill Lynch All Convertible Securities Index(3) for the 12 months ended October 31, 2009. The Merrill Lynch All Convertible Securities Index is the Fund's broad-based securities-market index. See pages 5 and 6 for Fund returns with sales charges.

WHAT KEY FACTORS AFFECTED THE MARKET FOR CONVERTIBLE SECURITIES DURING THE REPORTING PERIOD?

The convertible market's strong performance during the reporting period resulted from a number of factors. We believe the largest factor was a strong rebound in the performance of speculative-grade bonds, which constitute nearly 60% of the Merrill Lynch All Convertible Securities Index. These bonds suffered dramatically when risk-aversion was high in 2008. Speculative-grade convertible-bond total returns increased 56.80% during the 12-month reporting period. Investment-grade convertible bonds rose 24.75% during the same period. Speculative-grade securities performed well because they offered very high yields relative to investment-grade convertible bonds. Barring massive defaults, they also offered potential for compelling total returns. The under-lying-stock performance of companies with convertible bonds also supported the convertible-bond market's advance.

WHAT MAJOR FACTORS AFFECTED THE FUND'S PERFORMANCE RELATIVE TO ITS BENCHMARK DURING THE REPORTING PERIOD?

The Fund underperformed the Merrill Lynch All Convertible Securities Index during the reporting period primarily because non-investment-grade bonds--particularly the most speculative issues--were generally the strongest performers. We expected this market segment to perform well after its weak results in 2008, and we invested 5% of the Fund's net assets in these securities, the maximum amount permitted by the Fund's investment strategy. However, the Fund maintained a more conservative posture than the benchmark, and as a result, the Fund was unable to participate in some of the convertible market's best-performing securities.

DURING THE REPORTING PERIOD, WHICH SECTORS OF THE FUND WERE STRONG PERFORMERS, AND WHICH SECTORS WERE WEAK?

During the reporting period, the sector that provided the best absolute performance for the Fund was wireless communications, supported by strong performance by cell-phone tower operators SBA Communications and Crown Castle International. Energy and industrials were also strong sectors for the Fund in absolute terms. Convertible bonds of oil-services company Schlumberger performed well. Among industrials, convertible bonds of electrical components & equipment company General Cable and distribution & wholesale company WESCO International provided solid performance as the economy stabilized and spreads narrowed.


----------

Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Convertible securities tend to be subordinate to other debt securities issued by the same company. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings and thus may be more vulnerable to changes in the economy. If an issuer stops making interest payments and/or principal payments on its convertible securities, these securities may become worthless and the Fund could lose its entire investment. The values of debt securities fluctuate depending on various factors including interest rates, issuer creditworthiness, liquidity, market conditions and maturities. High-yield debt securities ("junk bonds") are generally considered speculative because they present a greater risk of loss, including default, than higher-quality debt securities and may be subject to greater price volatility. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. The Fund may experience a portfolio turnover rate of more than 100% and may generate taxable short-term capital gains.

1. Performance for Class I shares, first offered November 28, 2008, includes the historical performance of Class B shares through November 27, 2008, adjusted to reflect the differences in certain contractual fees and expenses for such shares. Unadjusted, the performance shown for Class I shares might have been lower.
2. See footnote on page 6 for more information about Lipper Inc.
3. See footnote on page 6 for more information on the Merrill Lynch All Convertible Securities Index.

                                                    mainstayinvestments.com    9

The sectors that detracted the most from the Fund's absolute performance were airlines, retail and health care. Airline holding company UAL was hurt by rising fuel prices and falling demand. Retailer Spartan Stores suffered from weak consumer spending. And the Fund's health care holdings suffered when investors moved away from defensive sectors into ones that were likely to be more responsive to an economic upturn.

WHICH INDIVIDUAL FUND HOLDINGS WERE THE STRONGEST ABSOLUTE PERFORMERS DURING THE REPORTING PERIOD?

The Fund benefited most from its significant position in the convertible preferred shares of pharmaceutical giant Schering-Plough. Schering-Plough saw its share price rise sharply after Merck announced plans to acquire the company. In energy, the Fund's Chesapeake Energy convertible bonds rose sharply as the price of natural gas rebounded from multiyear lows and investors became more comfortable with the company's liquidity position. The convertible bonds of Transocean also rose during the reporting period as the price of oil partially recovered from its steep sell-off at the end of 2008. With the price of oil well above $50 per barrel, investors surmised that the level of exploration activity would not decline as much as some had envisioned.

IN ABSOLUTE TERMS, WHICH OF THE FUND'S HOLDINGS WERE WEAK PERFORMERS DURING THE REPORTING PERIOD?

The convertible bonds and common stock of communications equipment company Comtech Telecommunications weighed on the Fund's performance after the company reported disappointing first-quarter earnings. The Fund later sold this holding. The Fund's position in Johnson & Johnson detracted from performance as health care holdings generally underperformed the market. During the reporting period, investors shunned relatively defensive sectors, such as health care, and favored companies they felt would be more closely tied to an economic recovery. Johnson & Johnson was eliminated from the portfolio in April. The convertible bonds of Western Refining performed poorly during the reporting period. Demand for refined fuel products declined because of the recession and continued to weigh on all refining companies.

DID THE FUND MAKE ANY SIGNIFICANT PURCHASES AND SALES DURING THE REPORTING
PERIOD?

We initiated a sizeable position in the convertible bonds of Core Laboratories, an energy-service company. Its main business is analyzing oil and gas reservoirs to assess their economic viability and determine the best method to extract their resources. We felt that the company's convertible bonds offered significant upside potential and downside protection. We also purchased the convertible bonds of Lions Gate Entertainment to take advantage of their very high yield to maturity. The company has significant asset value, which in our opinion offered a measure of downside support.

We sold convertible bonds of auction house Sotheby's following significant appreciation of the bonds and the underlying common shares. As previously discussed, we also eliminated the Fund's position in Comtech Telecommunications.

WERE THERE ANY CHANGES IN THE FUND'S SECTOR WEIGHTINGS DURING THE REPORTING PERIOD?

The Fund slightly increased its weightings in the energy and basic materials sectors. During the reporting period, the Fund decreased its weighting in the financials sector.

HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

As of October 31, 2009, the Fund was overweight relative to the Merrill Lynch All Convertible Securities Index in the energy sector and modestly overweight in the health care sector. On the same date, the Fund was underweight relative to its benchmark in financials and utilities.


----------
The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


10    MainStay Convertible Fund

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2009


                                       PRINCIPAL
                                          AMOUNT           VALUE
CONVERTIBLE SECURITIES 88.3%+
CONVERTIBLE BONDS 77.8%
----------------------------------------------------------------

AEROSPACE & DEFENSE 2.4%
L-3 Communications Corp.
  3.00%, due 8/1/35 (a)              $ 6,455,000   $   6,559,894
  3.00%, due 8/1/35                      516,000         524,385
Triumph Group, Inc.
  2.625%, due 10/1/26                  7,273,000       7,845,748
                                                   -------------
                                                      14,930,027

                                                   -------------

AIRLINES 1.5%
AMR Corp.
  6.25%, due 10/15/14                  1,256,000       1,026,780
UAL Corp.
  4.50%, due 6/30/21                   9,289,000       6,989,973
  6.00%, due 10/15/29                  1,568,000       1,462,160
                                                   -------------
                                                       9,478,913

                                                   -------------

AUTO PARTS & EQUIPMENT 1.0%
ArvinMeritor, Inc.
  4.00%, due 2/15/27
  (zero coupon), beginning
  2/15/19 (a)                          1,732,000       1,112,810
  4.00%, due 2/15/27                     139,000          89,308
BorgWarner, Inc.
  3.50%, due 4/15/12                   4,000,000       4,840,000
                                                   -------------
                                                       6,042,118

                                                   -------------

BIOTECHNOLOGY 4.2%
Amgen, Inc.
  0.125%, due 2/1/11 (a)               1,337,000       1,321,959
  0.125%, due 2/1/11                   6,067,000       5,998,746
Enzon Pharmaceuticals, Inc.
  4.00%, due 6/1/13                    8,485,000       8,994,100
Gilead Sciences, Inc.
  0.625%, due 5/1/13                   2,251,000       2,760,289
Incyte Corp., Ltd.
  4.75%, due 10/1/15 (a)               7,535,000       7,421,975
                                                   -------------
                                                      26,497,069

                                                   -------------

CHEMICALS 0.6%
Ferro Corp.
  6.50%, due 8/15/13                   4,428,000       3,946,455
                                                   -------------


COAL 3.5%
Alpha Natural Resources, Inc.
  2.375%, due 4/15/15                  5,952,000       5,594,880
Patriot Coal Corp.
  3.25%, due 5/31/13 (a)               4,398,000       3,408,450
V  Peabody Energy Corp.
  4.75%, due 12/15/66                 13,794,000      12,776,692
                                                   -------------
                                                      21,780,022
                                                   -------------

COMMERCIAL SERVICES 2.9%
Alliance Data Systems Corp.
  1.75%, due 8/1/13                    9,330,000       8,863,500
Coinstar, Inc.
  4.00%, due 9/1/14                    1,046,000       1,110,068
Kendle International, Inc.
  3.375%, due 7/15/12                  3,334,000       2,954,757
PHH Corp.
  4.00%, due 9/1/14 (a)                5,729,000       5,335,131
                                                   -------------
                                                      18,263,456

                                                   -------------

COMPUTERS 2.2%
EMC Corp.
  1.75%, due 12/1/11 (a)               1,461,000       1,725,806
  1.75%, due 12/1/11                   8,288,000       9,790,200
Mentor Graphics Corp.
  6.25%, due 3/1/26                    2,529,000       2,412,034
                                                   -------------
                                                      13,928,040

                                                   -------------

DISTRIBUTION & WHOLESALE 1.2%
WESCO International, Inc.
  6.00%, due 9/15/29                   6,144,000       7,388,160
                                                   -------------


DIVERSIFIED FINANCIAL SERVICES 0.6%
Janus Capital Group, Inc.
  3.25%, due 7/15/14                   3,169,000       3,782,994
                                                   -------------


ELECTRICAL COMPONENTS & EQUIPMENT 0.9%
General Cable Corp.
  0.875%, due 11/15/13                 6,226,000       5,595,618
                                                   -------------


ELECTRONICS 3.5%
Fisher Scientific
  International, Inc.
  3.25%, due 3/1/24                    9,643,000      12,234,556
Merix Corp.
  4.00%, due 5/15/13                   5,231,000       4,139,029
TTM Technologies, Inc.
  3.25%, due 5/15/15                   6,115,000       5,725,169
                                                   -------------
                                                      22,098,754

                                                   -------------

ENERGY--ALTERNATE SOURCES 2.2%
V  Covanta Holding Corp.
  1.00%, due 2/1/27                   15,110,000      13,731,212
                                                   -------------



+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings or issuers held as of October 31, 2009, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              11

                                       PRINCIPAL
                                          AMOUNT           VALUE
CONVERTIBLE BONDS (CONTINUED)
ENTERTAINMENT 1.2%
Lions Gate Entertainment
  Corp.
  2.938%, due 10/15/24               $ 2,595,000   $   2,345,231
  3.625%, due 3/15/25                  5,967,000       5,385,218
                                                   -------------
                                                       7,730,449

                                                   -------------

ENVIRONMENTAL CONTROLS 0.9%
Waste Connections, Inc.
  3.75%, due 4/1/26                    5,459,000       5,738,774
                                                   -------------


FOOD 2.1%
Great Atlantic & Pacific Tea
  Co.
  6.75%, due 12/15/12                  9,664,000       8,661,360
Spartan Stores, Inc.
  3.375%, due 5/15/27 (a)              5,749,000       4,520,151
  3.375%, due 5/15/27                    462,000         363,248
                                                   -------------
                                                      13,544,759

                                                   -------------

HEALTH CARE--PRODUCTS 5.0%
China Medical Technologies,
  Inc.
  4.00%, due 8/15/13                  15,605,000      11,450,169
Conmed Corp.
  2.50%, due 11/15/24                  5,092,000       4,741,925
V  Medtronic, Inc.
  1.625%, due 4/15/13 (a)              2,230,000       2,179,825
  1.625%, due 4/15/13                 13,741,000      13,431,827
                                                   -------------
                                                      31,803,746

                                                   -------------

INTERNET 0.9%
At Home Corp.
  4.75%, due 12/31/49
  (b)(c)(d)(e)                         9,147,056             915
VeriSign, Inc.
  3.25%, due 8/15/37                   6,962,000       5,943,807
                                                   -------------
                                                       5,944,722

                                                   -------------

IRON & STEEL 3.5%
Allegheny Technologies
  4.25%, due 6/1/14                    5,298,000       5,887,402
ArcelorMittal
  5.00%, due 5/15/14                   3,942,000       5,380,830
Steel Dynamics, Inc.
  5.125%, due 6/15/14                  5,134,000       5,576,808
United States Steel Corp.
  4.00%, due 5/15/14                   4,015,000       5,339,950
                                                   -------------
                                                      22,184,990

                                                   -------------

MEDIA 0.8%
Central European Media
  Enterprises, Ltd.
  3.50%, due 3/15/13 (a)               6,351,000       4,898,209
                                                   -------------


MINING 1.1%
Alcoa, Inc.
  5.25%, due 3/15/14                   1,856,000       3,892,960
Sterlite Industries India,
  Ltd.
  4.00%, due 10/30/14                  3,036,000       3,028,410
                                                   -------------
                                                       6,921,370

                                                   -------------

MISCELLANEOUS--MANUFACTURING 0.8%
Eastman Kodak Co.
  7.00%, due 4/1/17 (a)                1,256,000       1,025,210
Ingersoll-Rand Co.
  4.50%, due 4/15/12                   2,103,000       3,914,209
                                                   -------------
                                                       4,939,419
                                                   -------------

OIL & GAS 6.6%
V  Chesapeake Energy Corp.
  2.50%, due 5/15/37                  18,115,000      16,054,419
St. Mary Land & Exploration
  Co.
  3.50%, due 4/1/27                    5,229,000       5,137,492
V  Transocean, Inc.
  Series C
  1.50%, due 12/15/37                 15,967,000      15,408,155
Western Refining, Inc.
  5.75%, due 6/15/14                   5,700,000       5,008,875
                                                   -------------
                                                      41,608,941

                                                   -------------

OIL & GAS SERVICES 8.6%
Cameron International Corp.
  2.50%, due 6/15/26                   9,543,000      11,964,536
V  Core Laboratories, L.P.
  0.25%, due 10/31/11                 16,179,000      19,475,471
V  Schlumberger, Ltd.
  Series B
  2.125%, due 6/1/23                  14,340,000      22,926,075
                                                   -------------
                                                      54,366,082

                                                   -------------

PHARMACEUTICALS 5.3%
BioMarin Pharmaceutical, Inc.
  1.875%, due 4/23/17                  9,753,000       9,277,541
Isis Pharmaceuticals, Inc.
  2.625%, due 2/15/27                  6,592,000       7,119,360
V  Teva Pharmaceutical
  Finance Co. B.V. Series D
  1.75%, due 2/1/26                   14,407,000      16,874,199
                                                   -------------
                                                      33,271,100

                                                   -------------

REAL ESTATE INVESTMENT TRUSTS 0.5%
Macerich Co. (The)
  3.25%, due 3/15/12 (a)               3,563,000       3,300,229
                                                   -------------


SEMICONDUCTORS 6.0%
V  Intel Corp.
  3.25%, due 8/1/39 (a)               11,693,000      12,657,672




12    MainStay Convertible Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                       PRINCIPAL
                                          AMOUNT           VALUE
CONVERTIBLE BONDS (CONTINUED)
SEMICONDUCTORS (CONTINUED)
Microchip Technology, Inc.
  2.125%, due 12/15/37               $ 6,672,000   $   5,704,560
Micron Technology, Inc.
  4.25%, due 10/15/13                  1,835,000       2,802,963
ON Semiconductor Corp.
  2.625%, due 12/15/26                 8,617,000       8,207,692
Teradyne, Inc.
  4.50%, due 3/15/14                   1,358,000       2,335,760
Verigy, Ltd.
  5.25%, due 7/15/14 (a)               5,968,000       6,236,560
                                                   -------------
                                                      37,945,207
                                                   -------------

SOFTWARE 2.5%
Sybase, Inc.
  3.50%, due 8/15/29 (a)              10,860,000      12,136,050
SYNNEX Corp.
  4.00%, due 5/15/18 (a)               2,993,000       3,337,195
                                                   -------------
                                                      15,473,245

                                                   -------------

TELECOMMUNICATIONS 5.3%
Anixter International, Inc.
  1.00%, due 2/15/13                   8,293,000       7,639,926
CommScope, Inc.
  3.25%, due 7/1/15                    7,618,000       9,189,212
SBA Communications Corp.
  1.875%, due 5/1/13                   8,226,000       7,794,135
Virgin Media, Inc.
  6.50%, due 11/15/16 (a)              8,295,000       8,813,438
                                                   -------------
                                                      33,436,711
                                                   -------------
Total Convertible Bonds
  (Cost $475,611,538)                                490,570,791

                                                   -------------



                                          SHARES
CONVERTIBLE PREFERRED STOCKS 10.5%
----------------------------------------------------------------

BANKS 3.9%
V  Bank of America Corp.
  7.25% Series L                          20,608      17,255,903
Wells Fargo & Co.
  7.50% Series L                           8,350       7,473,250
                                                   -------------
                                                      24,729,153

                                                   -------------

CHEMICALS 0.9%
Celanese Corp.
  4.25%                                  168,710       5,930,156
                                                   -------------


LEISURE TIME 0.4%
Callaway Golf Co.
  7.50% (a)                               20,400       2,366,400
                                                   -------------


MINING 1.9%
Freeport-McMoRan Copper &
  Gold, Inc.
  6.75%                                   40,375       4,320,125
Vale Capital II
  6.75%                                   43,200       3,263,760
Vale Capital, Ltd.
  5.50%                                   95,500       4,684,275
                                                   -------------
                                                      12,268,160
                                                   -------------

OIL & GAS 0.4%
Whiting Petroleum Corp.
  6.25%                                   15,800       2,405,866
                                                   -------------


PHARMACEUTICALS 1.7%
Schering-Plough Corp.
  6.00%                                   43,300      10,446,125
                                                   -------------


TELECOMMUNICATIONS 1.3%
Crown Castle International
  Corp.
  6.25%                                  150,000       7,950,000
                                                   -------------
Total Convertible Preferred
  Stocks
  (Cost $65,653,497)                                  66,095,860
                                                   -------------
Total Convertible Securities
  (Cost $541,265,035)                                556,666,651
                                                   -------------


COMMON STOCKS 8.2%
----------------------------------------------------------------

APPAREL 0.6%
Iconix Brand Group, Inc. (f)             296,600       3,458,356
                                                   -------------


COMPUTERS 1.0%
Hewlett-Packard Co.                      135,800       6,445,068
                                                   -------------


COSMETICS & PERSONAL CARE 0.7%
Procter & Gamble Co. (The)                71,700       4,158,600
                                                   -------------


DIVERSIFIED FINANCIAL SERVICES 0.2%
Morgan Stanley                            34,800       1,117,776
                                                   -------------


ENGINEERING & CONSTRUCTION 0.3%
Foster Wheeler A.G. (f)                    4,000         111,960
McDermott International, Inc.
  (f)                                     84,100       1,869,543
                                                   -------------
                                                       1,981,503
                                                   -------------


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13


                                          SHARES           VALUE
COMMON STOCKS (CONTINUED)
HEALTH CARE--PRODUCTS 0.4%
Boston Scientific Corp. (f)              284,600   $   2,310,952
                                                   -------------


OIL & GAS 1.1%
Forest Oil Corp. (f)                      83,100       1,628,760
Frontier Oil Corp.                       187,700       2,601,522
Transocean, Ltd. (f)                      35,100       2,945,241
                                                   -------------
                                                       7,175,523

                                                   -------------

OIL & GAS SERVICES 2.0%
Baker Hughes, Inc.                       124,900       5,254,543
Gulf Island Fabrication,
  Inc.                                    16,900         323,128
Halliburton Co.                          195,626       5,714,235
ION Geophysical Corp. (f)                371,100       1,421,313
                                                   -------------
                                                      12,713,219

                                                   -------------

RETAIL 0.7%
Costco Wholesale Corp.                    77,203       4,388,991
                                                   -------------


SOFTWARE 0.8%
Microsoft Corp.                          191,600       5,313,068
                                                   -------------


TRANSPORTATION 0.4%
Tidewater, Inc.                           65,800       2,741,886
                                                   -------------
Total Common Stocks
  (Cost $63,947,065)                                  51,804,942

                                                   -------------


                                       PRINCIPAL
                                          AMOUNT           VALUE
SHORT-TERM INVESTMENT 3.7%
----------------------------------------------------------------

REPURCHASE AGREEMENT 3.7%
State Street Bank and Trust
  Co. 0.01%, dated 10/30/09
  due 11/2/09
  Proceeds at Maturity
  $23,664,673 (Collateralized
  by a United States Treasury
  Bill with a rate 0.105% and
  a maturity date of 3/18/10,
  with a Principal Amount of
  $24,150,000 and a Market
  Value of $24,140,340)              $23,664,653   $  23,664,653
                                                   -------------
Total Short-Term Investment
  (Cost $23,664,653)                                  23,664,653
                                                   -------------
Total Investments
  (Cost $628,876,753) (g)                  100.2%    632,136,246
Liabilities in Excess of
  Other Assets                              (0.2)     (1,556,049)
                                           -----    ------------
Net Assets                                 100.0%  $ 630,580,197
                                           =====    ============





(a)  May be sold to institutional investors
     only under Rule 144A or securities
     offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(b)  Issue in default.
(c)  Fair valued security. The total market
     value of this security at October 31,
     2009 is $915, which represents less than one-tenth of a percent of the Fund's net assets.
(d)  Restricted security.
(e)  Illiquid security.  The total market
     value of this security at October 31,
     2009 is $915, which represents less than one-tenth of a percent of the Fund's net assets.
(f)  Non-income producing security.
(g)  At October 31, 2009, cost is $630,301,783
     for federal income tax purposes and net
     unrealized appreciation is as follows:



Gross unrealized appreciation      $ 51,959,786
Gross unrealized depreciation       (50,125,323)
                                   ------------
Net unrealized appreciation        $  1,834,463
                                   ============







14    MainStay Convertible Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2009, for valuing the Fund's assets.

ASSET VALUATION INPUTS


                                                     QUOTED
                                                  PRICES IN
                                                     ACTIVE    SIGNIFICANT
                                                MARKETS FOR          OTHER     SIGNIFICANT
                                                  IDENTICAL     OBSERVABLE    UNOBSERVABLE
                                                     ASSETS         INPUTS          INPUTS
 DESCRIPTION                                      (LEVEL 1)      (LEVEL 2)       (LEVEL 3)           TOTAL
 Investments in Securities
 Convertible Securities
  Convertible Bonds (a)                        $         --   $490,569,876            $915    $490,570,791
  Convertible Preferred Stocks                   66,095,860             --              --      66,095,860
                                               ------------   ------------            ----    ------------
 Total Convertible Securities                    66,095,860    490,569,876             915     556,666,651
                                               ------------   ------------            ----    ------------
 Common Stocks                                   51,804,942             --              --      51,804,942
                                               ------------   ------------            ----    ------------
 Short-Term Investment
  Repurchase Agreement                                   --     23,664,653              --      23,664,653
                                               ------------   ------------            ----    ------------
 Total Investments in Securities               $117,900,802   $514,234,529            $915    $632,136,246
                                               ============   ============            ====    ============




 (a) The level 3 security valued at $915 is held in Internet within the Convertible Bonds Section of the Portfolio of Investments.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

                            BALANCE                             CHANGE IN                          NET         NET      BALANCE
                              AS OF     ACCRUED  REALIZED      UNREALIZED                    TRANSFERS   TRANSFERS        AS OF
 INVESTMENTS            OCTOBER 31,   DISCOUNTS      GAIN    APPRECIATION        NET    NET      IN TO         OUT  OCTOBER 31,
 IN SECURITIES                 2008  (PREMIUMS)    (LOSS)  (DEPRECIATION)  PURCHASES  SALES    LEVEL 3  OF LEVEL 3         2009
 Convertible Bonds             $915         $--       $--             $--        $--    $--        $--         $--         $915
                               ----         ---       ---             ---        ---    ---        ---         ---         ----
 Total                         $915         $--       $--             $--        $--    $--        $--         $--         $915
                               ====         ===       ===             ===        ===    ===        ===         ===         ====

                             CHANGE IN
                            UNREALIZED
                          APPRECIATION
                        (DEPRECIATION)
                                  FROM
                           INVESTMENTS
                                 STILL
                               HELD AT
 INVESTMENTS               OCTOBER 31,
 IN SECURITIES                    2009
 Convertible Bonds                 $--
                                   ---
 Total                             $--
                                   ===





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2009


ASSETS:
Investment in securities, at value
  (identified cost $628,876,753)     $632,136,246
Receivables:
  Dividends and interest                4,722,735
  Fund shares sold                      2,929,073
  Investment securities sold            1,412,754
Other assets                               31,810
                                     ------------
     Total assets                     641,232,618
                                     ------------
LIABILITIES:
Payables:
  Investment securities purchased       7,283,081
  Fund shares redeemed                  2,469,766
  Manager (See Note 3)                    326,769
  Transfer agent (See Note 3)             240,106
  NYLIFE Distributors (See Note 3)        207,836
  Shareholder communication                63,296
  Professional fees                        47,965
  Custodian                                 5,788
  Trustees                                  1,825
Accrued expenses                            5,989
                                     ------------
     Total liabilities                 10,652,421
                                     ------------
Net assets                           $630,580,197
                                     ============
COMPOSITION OF NET ASSETS:
Share of beneficial interest
  outstanding
  (par value of $.01 per share)
  unlimited number of shares
  authorized                         $    483,888
Additional paid-in capital            663,366,252
                                     ------------
                                      663,850,140
Accumulated undistributed net
  investment
  income                                1,385,659
Accumulated net realized loss on
  investments                         (37,915,095)
Net unrealized appreciation on
  investments                           3,259,493
                                     ------------
Net assets                           $630,580,197
                                     ============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $ 78,733,521
                                     ============
Shares of beneficial interest
  outstanding                           6,047,133
                                     ============
Net asset value per share
  outstanding                        $      13.02
Maximum sales charge (5.50% of
  offering price)                            0.76
                                     ------------
Maximum offering price per share
  outstanding                        $      13.78
                                     ============
CLASS A
Net assets applicable to
  outstanding shares                 $355,311,443
                                     ============
Shares of beneficial interest
  outstanding                          27,277,125
                                     ============
Net asset value per share
  outstanding                        $      13.03
Maximum sales charge (5.50% of
  offering price)                            0.76
                                     ------------
Maximum offering price per share
  outstanding                        $      13.79
                                     ============
CLASS B
Net assets applicable to
  outstanding shares                 $ 59,041,351
                                     ============
Shares of beneficial interest
  outstanding                           4,523,058
                                     ============
Net asset value and offering price
  per share outstanding              $      13.05
                                     ============
CLASS C
Net assets applicable to
  outstanding shares                 $ 72,563,020
                                     ============
Shares of beneficial interest
  outstanding                           5,562,843
                                     ============
Net asset value and offering price
  per share outstanding              $      13.04
                                     ============
CLASS I
Net assets applicable to
  outstanding shares                 $ 64,930,862
                                     ============
Shares of beneficial interest
  outstanding                           4,978,659
                                     ============
Net asset value and offering price
  per share outstanding              $      13.04
                                     ============






16    MainStay Convertible Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2009


INVESTMENT INCOME:
INCOME:
  Interest                           $ 14,965,864
  Dividends                             5,580,020
                                     ------------
     Total income                      20,545,884
                                     ------------
EXPENSES:
  Manager (See Note 3)                  2,838,357
  Transfer agent--Investor Class
     (See Note 3)                         317,584
  Transfer agent--Class A (See Note
     3)                                   481,526
  Transfer agent--Classes B and C
     (See Note 3)                         503,045
  Transfer agent--Class I (See Note
     3)                                    39,047
  Distribution/Service--Investor
     Class (See Note 3)                   171,127
  Distribution/Service--Class A
     (See Note 3)                         658,082
  Service--Class B (See Note 3)           140,680
  Service--Class C (See Note 3)           130,785
  Distribution--Class B (See Note
     3)                                   422,040
  Distribution--Class C (See Note
     3)                                   392,356
  Shareholder communication               184,596
  Professional fees                       138,916
  Registration                             93,612
  Trustees                                 21,914
  Custodian                                20,869
  Miscellaneous                            33,126
                                     ------------
     Total expenses before waiver       6,587,662
  Expense waiver from Manager (See
     Note 3)                             (383,155)
                                     ------------
     Net expenses                       6,204,507
                                     ------------
Net investment income                  14,341,377
                                     ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized loss on investments      (30,902,005)
                                     ------------
Net change in unrealized
  depreciation on investments         147,377,618
                                     ------------
Net realized and unrealized gain on
  investments                         116,475,613
                                     ------------
Net increase in net assets
  resulting from operations          $130,816,990
                                     ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              17

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED OCTOBER 31, 2009 AND OCTOBER 31, 2008


                                       2009            2008
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income        $  14,341,377   $   6,991,771
 Net realized loss on
  investments                   (30,902,005)     (6,280,597)
 Net change in unrealized
  appreciation
  (depreciation) on
  investments                   147,377,618    (208,809,560)
                              -----------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                    130,816,990    (208,098,386)
                              -----------------------------

Dividends and distributions to
 shareholders:
 From net investment income:
    Investor Class               (1,912,086)       (659,697)
    Class A                      (7,910,870)     (5,407,854)
    Class B                      (1,113,905)       (712,437)
    Class C                      (1,088,046)       (353,154)
    Class I                        (773,228)             --
                              -----------------------------
                                (12,798,135)     (7,133,142)
                              -----------------------------
 From net realized gain on investments:
    Class A                              --     (28,302,421)
    Class B                              --      (8,663,095)
    Class C                              --      (2,495,346)
                              -----------------------------
                                         --     (39,460,862)
                              -----------------------------
 Total dividends and
  distributions to
  shareholders                  (12,798,135)    (46,594,004)
                              -----------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                        232,485,675     195,945,346
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions              10,407,877      42,258,636
 Cost of shares redeemed       (108,368,572)   (132,717,575)
                              -----------------------------
    Increase in net assets
     derived from capital
     share transactions         134,524,980     105,486,407
                              -----------------------------
    Net increase (decrease)
     in net assets              252,543,835    (149,205,983)

NET ASSETS:
Beginning of year               378,036,362     527,242,345
                              -----------------------------
End of year                   $ 630,580,197   $ 378,036,362
                              =============================
Accumulated undistributed
 (distributions in excess
 of) net investment income
 at end of year               $   1,385,659   $    (158,259)
                              =============================






18    MainStay Convertible Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank



                                                   mainstayinvestments.com    19

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                  INVESTOR CLASS
                            --------------------------
                                          FEBRUARY 28,
                                             2008**
                             YEAR ENDED      THROUGH
                            OCTOBER 31,    OCTOBER 31,

                            --------------------------
                                2009          2008
Net asset value at
  beginning of period         $ 10.16        $ 15.00
                              -------        -------
Net investment income            0.35 (a)       0.16 (a)
Net realized and
  unrealized gain (loss)
  on investments                 2.82          (4.85)
                              -------        -------
Total from investment
  operations                     3.17          (4.69)
                              -------        -------
Less dividends and
  distributions:
  From net investment
     income                     (0.31)         (0.15)
  From net realized gain
     on investments                --             --
                              -------        -------
Total dividends and
  distributions                 (0.31)         (0.15)
                              -------        -------
Net asset value at end of
  period                      $ 13.02        $ 10.16
                              =======        =======
Total investment return
  (d)                           31.77%        (31.51%)(c)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income          3.16%          1.69%  ++
  Net expenses                   1.30%          1.28%  ++
  Expenses (before
     waiver/reimbursement)       1.43%          1.34%  ++
Portfolio turnover rate            68%           103%
Net assets at end of
  period (in 000's)           $78,734        $61,439




                                                        CLASS B
                             -------------------------------------------------------------
                                                 YEAR ENDED OCTOBER 31,

                             -------------------------------------------------------
                               2009        2008       2007        2006        2005
Net asset value at
  beginning of period         $ 10.18    $ 17.21    $  14.54    $  13.29    $  12.11
                              -------    -------    --------    --------    --------
Net investment income            0.27 (a)   0.11 (a)    0.05 (a)    0.09 (a)    0.08 (b)
Net realized and
  unrealized gain (loss)
  on investments                 2.83      (5.75)       2.73        1.21        1.17
                              -------    -------    --------    --------    --------
Total from investment
  operations                     3.10      (5.64)       2.78        1.30        1.25
                              -------    -------    --------    --------    --------
Less dividends and
  distributions:
  From net investment
     income                     (0.23)     (0.11)      (0.11)      (0.05)      (0.07)
  From net realized gain
     on investments                --      (1.28)         --          --          --
                              -------    -------    --------    --------    --------
Total dividends and
  distributions                 (0.23)     (1.39)      (0.11)      (0.05)      (0.07)
                              -------    -------    --------    --------    --------
Net asset value at end of
  period                      $ 13.05    $ 10.18    $  17.21    $  14.54    $  13.29
                              =======    =======    ========    ========    ========
Total investment return
  (d)                           30.83%    (35.55%)     19.25%       9.81%      10.35%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income          2.42%      0.72%       0.31%       0.68%       0.63%(b)
  Net expenses                   2.05%      1.98%       1.94%       1.95%       1.95%
  Expenses (before
     waiver/reimbursement)       2.19%      2.01%       2.04%       2.14%       2.13%
Portfolio turnover rate            68%       103%        113%         72%         93%
Net assets at end of
  period (in 000's)           $59,041    $59,071    $116,937    $121,274    $390,163



**   Commencement of operations.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Net investment income and the ratio of net investment income includes $0.01 per share and 0.07%, respectively, as a result of a special one time dividend from Microsoft Corp.
(c)  Total return is not annualized.
(d)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.





20    MainStay Convertible Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                      CLASS A
      -----------------------------------------------------------------------



                               YEAR ENDED OCTOBER 31,

      -----------------------------------------------------------------------
        2009            2008            2007            2006            2005
      $  10.16        $  17.18        $  14.51        $  13.28        $ 12.10
      --------        --------        --------        --------        -------
          0.38 (a)        0.23 (a)        0.16 (a)        0.16 (a)       0.18 (b)
          2.82           (5.74)           2.74            1.23           1.17
      --------        --------        --------        --------        -------
          3.20           (5.51)           2.90            1.39           1.35
      --------        --------        --------        --------        -------

         (0.33)          (0.23)          (0.23)          (0.16)         (0.17)
            --           (1.28)             --              --             --
      --------        --------        --------        --------        -------
         (0.33)          (1.51)          (0.23)          (0.16)         (0.17)
      --------        --------        --------        --------        -------
      $  13.03        $  10.16        $  17.18        $  14.51        $ 13.28
      ========        ========        ========        ========        =======
         32.11%         (35.00%)         20.10%          10.57%         11.21%

          3.34%           1.57%           1.05%           1.14%          1.38%(b)
          1.10%           1.13%           1.19%           1.20%          1.20%
          1.15%           1.13%           1.29%           1.39%          1.38%
            68%            103%            113%             72%            93%
      $355,311        $217,028        $379,148        $340,331        $93,996




                               CLASS C
      --------------------------------------------------------
                       YEAR ENDED OCTOBER 31,

      --------------------------------------------------------
        2009        2008        2007        2006        2005
      $  10.18    $  17.20    $  14.53    $  13.29    $  12.11
      --------    --------    --------    --------    --------
          0.27 (a)    0.11 (a)    0.05 (a)    0.07 (a)    0.08 (b)
          2.82       (5.74)       2.73        1.22        1.17
      --------    --------    --------    --------    --------
          3.09       (5.63)       2.78        1.29        1.25
      --------    --------    --------    --------    --------

         (0.23)      (0.11)      (0.11)      (0.05)      (0.07)
            --       (1.28)         --          --          --
      --------    --------    --------    --------    --------
         (0.23)      (1.39)      (0.11)      (0.05)      (0.07)
      --------    --------    --------    --------    --------
       $ 13.04     $ 10.18     $ 17.20     $ 14.53     $ 13.29
      ========    ========    ========    ========    ========
         30.73%     (35.51%)     19.27%       9.73%      10.35%

          2.39%       0.75%       0.30%       0.49%       0.63%(b)
          2.05%       2.00%       1.94%       1.95%       1.95%
          2.18%       2.04%       2.04%       2.14%       2.13%
            68%        103%        113%         72%         93%
       $72,563     $40,498     $31,158     $24,640     $23,992




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              21

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                         CLASS I
                                      ------------
                                      NOVEMBER 28,
                                         2008**
                                         THROUGH
                                       OCTOBER 31,

                                      ------------
                                          2009
Net asset value at beginning of
  period                                 $  9.55
                                         -------
Net investment income                       0.38 (a)
Net realized and unrealized gain on
  investments                               3.44
                                         -------
Total from investment operations            3.82
                                         -------
Less dividends and distributions:
  From net investment income               (0.33)
  From net realized gain on
     investments                              --
                                         -------
Total dividends and distributions          (0.33)
                                         -------
Net asset value at end of period         $ 13.04
                                         =======
Total investment return (b)                40.46%(c)(d)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                     3.33%++
  Net expenses                              0.86%++
  Expenses (before
     waiver/reimbursement)                  0.89%++
Portfolio turnover rate                       68%
Net assets at end of period (in
  000's)                                 $64,931




**   Commencement of operations.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)  Total return is not annualized.
(d)  Total Investment returns may reflect adjustments to conform to generally accepted accounting principles.





22    MainStay Convertible Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of fourteen funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay Convertible Fund (the "Fund"), a diversified fund.

The Fund currently offers five classes of shares. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on May 1, 1986. Class C shares commenced operations on September 1, 1998. Investor Class shares commenced operations on February 28, 2008. Class I shares commenced operations on November 28, 2008. Investor Class and Class A shares are offered at net asset value ("NAV") per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered at NAV without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and a 1.00% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and bear the same conditions except that Class B and Class C shares are subject to higher distribution and service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution or service fee.

The Fund's investment objective is to seek capital appreciation together with current income.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Debt securities are valued at prices supplied by a pricing agent or broker selected by the Fund's Manager (as defined in Note 3(A)) in consultation with the Fund's Subadvisor, if any (as defined in Note 3(A)), whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund's Manager, in consultation with the Fund's Subadvisor, if any, to be representative of market values, at the regular close of trading of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").

Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less ("short-term investments") are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board of Trustees to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's Manager or Subadvisor, as defined in Note 3(A), reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At October 31, 2009, the Fund held securities with a value of $915 that were valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund's NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor, as defined in Note 3(A), conclude that such events may have affected the accuracy

                                                   mainstayinvestments.com    23
of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund's Board of Trustees, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. Additionally, international equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund's policies and procedures. At October 31, 2009, foreign securities held by the Fund were not fair valued.

"Fair Value" is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

- Level 1--quoted prices in active markets for identical investments

- Level 2--other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

- Level 3--significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of October 31, 2009, for the Fund's investments is included at the end of the Fund's Portfolio of Investments.

The valuation techniques used by the Fund to measure fair value during the year ended October 31, 2009, maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund may have utilized some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets. For the year ended October 31, 2009, there have been no changes to the fair value methodologies.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor, if any, as defined might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring a Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board of Trustees, the Manager or Subadvisor, if any, determines the liquidity of a Fund's investments; in doing so, the Manager or Subadvisor, if any, may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers, (3) the dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued in such manner, as the Board of Trustees in good faith deems appropriate to reflect their fair market value.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code") applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is "more likely than not" to be sustained assuming examination by taxing authorities. Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is


24    MainStay Convertible Fund
required in the Fund's financial statements. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income quarterly and distributions of net realized capital and currency gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at NAV, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than short-term investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term investments are accreted and amortized, respectively, on the straight-line method. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative NAV on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor, if any, to be creditworthy, pursuant to guidelines established by the Fund's Board of Trustees. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H) SECURITIES LENDING. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company ("State Street"). State Street will manage the Fund's cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund's portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to borrower's inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or retain a portion of interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate.


                                                   mainstayinvestments.com    25

(I) RESTRICTED SECURITIES. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933. The Fund may not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expenses and it may be difficult to obtain a prompt sale at an acceptable price. (See Note 5.)

(J) CONCENTRATION OF RISK. The Fund invests in high-yield securities (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium--a high interest rate or yield--because of the increased risk of loss. These securities can also be subject to greater price volatility.

The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(K) INDEMNIFICATIONS. Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("New York Life Investments" or "Manager"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and the Subadvisor, New York Life Investments pays for the services of the Subadvisor.

Effective August 1, 2008, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of Fund's average daily net assets as follows: 0.60% on assets up to $500 million; 0.55% on assets from $500 million to $1 billion; and 0.50% on assets in excess of $1 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate accounting agreement.

Effective August 1, 2009, New York Life Investments has entered into a written expense limitation agreement under which it has agreed to waive a portion of the management fee or reimburse expenses to the extent necessary to ensure that the total ordinary operating expenses (total ordinary operating expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage, other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests) for the Fund's Class A shares do not exceed 1.18% of its average net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal amount of basis points, to the other share classes of the Fund. The expense limitation agreement may be modified or terminated only with the approval of the Board of Trustees. Under the expense limitation agreement, New York Life Investments may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreement, if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within the term of the agreement. Any recoupment amount is generally applied within a fiscal year. This agreement expires on July 31, 2010.

Prior to August 1, 2009, New York Life Investments had a written expense limitation agreement under which it agreed to waive a portion of the management fee or reimburse expenses to the extent necessary to ensure that the total ordinary operating expenses for the appropriate class of shares did not exceed the following percentages of average


26    MainStay Convertible Fund
daily net assets: Investor Class, 1.28%; Class A, 1.09%; Class B, 2.03%; Class C, 2.03%; and Class I, 0.84%.

For the year ended October 31, 2009, New York Life Investments earned fees from the Fund in the amount of $2,838,357 and waived its fees in the amount of $383,155.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has entered into a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans, (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares of the Fund pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares of the Fund. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $18,179 and $106,646, respectively, for the year ended October 31, 2009. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Investor Class, Class A, Class B and Class C shares of $23, $14,617, $75,557 and $22,459, respectively, for the year ended October 31, 2009.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("MainStay Investments"), an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MainStay Investments has entered into an agreement with Boston Financial Data Services, Inc. pursuant to which it performs certain services for which MainStay Investments is responsible. Transfer agent expenses incurred by the Fund for the year ended October 31, 2009, amounted to $1,341,202.

(E) MINIMUM BALANCE FEE. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a minimum balance fee on certain types of accounts. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20. These fees are included in transfer agent fees shown on the Statement of Operations.

(F) CAPITAL. At October 31, 2009, New York Life and its affiliates held beneficially shares of the Fund with the following values and percentages of net assets as follows:

Investor Class                    $ 35,114    0.0%++
-------------------------------------------------
Class A                            249,059    0.1
-------------------------------------------------
Class C                                126    0.0++
-------------------------------------------------



++ Less than one-tenth of a percent.

(G) OTHER. Pursuant to the Management Agreement, a portion of the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments is payable directly by the Fund. For the year ended October 31, 2009, these fees, which are included in professional fees shown on the Statement of Operations, were $20,881.

NOTE 4--FEDERAL INCOME TAX:

As of October 31, 2009, the components of accumulated gain (loss) on a tax basis were as follows:

                       ACCUMULATED          OTHER         UNREALIZED          TOTAL
       ORDINARY     CAPITAL AND OTHER     TEMPORARY      APPRECIATION      ACCUMULATED
         INCOME        GAIN (LOSS)       DIFFERENCES    (DEPRECIATION)     GAIN (LOSS)
      $1,543,918       $(36,490,065)      $(158,259)      $1,834,463      $(33,269,943)
--------------------------------------------------------------------------------------



The difference between book-basis and tax basis unrealized appreciation (depreciation) is primarily due to wash sales deferrals.

The other temporary differences are primarily due to securities lending adjustments and open defaulted bonds.

The following table discloses the current year reclassifications between accumulated undistributed net investment income and additional paid-in capital arising from permanent differences; net assets at October 31, 2009 are not affected.



                                                   mainstayinvestments.com    27

   ACCUMULATED       ACCUMULATED
  UNDISTRIBUTED     NET REALIZED     ADDITIONAL
 NET INVESTMENT    GAIN (LOSS) ON      PAID-IN
  INCOME (LOSS)      INVESTMENTS       CAPITAL
      $676               $--            $(676)
-----------------------------------------------



The reclassifications for the Fund are primarily due to non-deductible excise tax.

At October 31, 2009, for federal income tax purposes capital loss carryforwards of $36,490,065 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

   CAPITAL LOSS        CAPITAL LOSS
AVAILABLE THROUGH    AMOUNTS (000'S)
       2016              $ 5,424
       2017               31,066
------------------------------------
      Total              $36,490
------------------------------------



The tax character of distributions paid during the years ended October 31, 2009 and October 31, 2008, shown in the Statement of Changes in Net Assets, was as follows:

                                     2009          2008
Distributions paid from:
  Ordinary Income             $12,798,135   $ 7,097,615
  Long-Term Capital Gains              --    39,460,677
-------------------------------------------------------
Total                         $12,798,135   $46,558,292
-------------------------------------------------------



NOTE 5--RESTRICTED SECURITY:

As of October 31, 2009, the Fund held the following restricted security:

                                            DATE OF    PRINCIPAL              10/31/09   PERCENTAGE OF
SECURITY                                ACQUISITION       AMOUNT       COST      VALUE      NET ASSETS
At Home Corp.
  Convertible Bond
  4.75%, due 12/31/49                       7/25/01   $9,147,056   $674,023     $915               0.0%++
------------------------------------------------------------------------------------------------------



++ Less than one-tenth of a percent.

NOTE 6--CUSTODIAN:

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 7--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests.

Effective September 2, 2009, the line of credit was reduced from $160,000,000 to $125,000,000 and the commitment fee rate was increased from an annual rate of 0.08% to an annual rate of 0.10% of the average commitment amount, plus a 0.04% up-front payment payable, regardless of usage, to The Bank of New York Mellon, which serves as agent to the syndicate. The commitment fee and upfront payment are allocated among the Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month LIBOR rate, whichever is higher. There were no borrowings made or outstanding with respect to the Fund on the line of credit during the year ended October 31, 2009.

NOTE 8--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended October 31, 2009, purchases and sales of securities, other than short-term securities, were $427,799 and $298,707, respectively.



28    MainStay Convertible Fund

NOTE 9--CAPITAL SHARE TRANSACTIONS:

 INVESTOR CLASS                 SHARES        AMOUNT
Year ended October 31, 2009:
Shares sold                      486,648   $  5,523,780
Shares issued to
  shareholders in
  reinvestment of dividends      168,292      1,887,980
Shares redeemed                 (870,647)    (9,452,523)
                              -------------------------
Net decrease in shares
  outstanding before
  conversion                    (215,707)    (2,040,763)
Shares converted into
  Investor Class (See Note
  1)                             657,340      7,071,266
Shares converted from
  Investor Class (See Note
  1)                            (443,007)    (5,490,758)
                              -------------------------
Net decrease                      (1,374)  $   (460,255)
                              =========================
Period ended October 31,
  2008 (a):
Shares sold                      718,275   $ 10,567,454
Shares issued to
  shareholders in
  reinvestment of dividends       47,888        650,798
Shares redeemed                 (698,022)    (9,549,768)
                              -------------------------
Net increase in shares
  outstanding before
  conversion                      68,141      1,668,484
Shares converted into
  Investor Class (See Note
  1)                           6,379,816     90,330,631
Shares converted from
  Investor Class (See Note
  1)                            (399,450)    (5,314,641)
                              -------------------------
Net increase                   6,048,507   $ 86,684,474
                              =========================
(a) Investor Class shares were first offered on
    February 28, 2008.


 CLASS A                          SHARES         AMOUNT
Year ended October 31, 2009:
Shares sold                   11,227,318   $128,952,895
Shares issued to
  shareholders in
  reinvestment of dividends      594,747      6,744,912
Shares redeemed               (6,520,158)   (71,863,020)
                              -------------------------
Net increase in shares
  outstanding before
  conversion                   5,301,907     63,834,787
Shares converted into Class
  A (See Note 1)                 876,044     10,313,860
Shares converted from Class
  A (See Note 1)                (260,625)    (2,823,866)
                              -------------------------
Net increase                   5,917,326   $ 71,324,781
                              =========================
Year ended October 31, 2008:
Shares sold                    8,957,662   $130,210,367
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions            2,000,947     30,968,040
Shares redeemed               (6,679,538)   (92,103,096)
                              -------------------------
Net increase in shares
  outstanding before
  conversion                   4,279,071     69,075,311
Shares converted into Class
  A (See Note 1)               1,071,012     15,308,015
Shares converted from Class
  A (See Note 1)              (6,060,816)   (85,873,196)
                              -------------------------
Net decrease                    (710,733)  $ (1,489,870)
                              =========================


 CLASS B                          SHARES         AMOUNT
Year ended October 31, 2009:
Shares sold                      662,215   $  7,464,429
Shares issued to
  shareholders in
  reinvestment of dividends       88,806      1,001,533
Shares redeemed               (1,200,221)   (13,043,546)
                              -------------------------
Net decrease in shares
  outstanding before
  conversion                    (449,200)    (4,577,584)
Shares converted from Class
  B (See Note 1)                (828,204)    (9,070,502)
                              -------------------------
Net decrease                  (1,277,404)  $(13,648,086)
                              =========================
Year ended October 31, 2008:
Shares sold                      972,993   $ 14,307,984
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              544,914      8,513,326
Shares redeemed               (1,514,802)   (21,445,907)
                              -------------------------
Net increase in shares
  outstanding before
  conversion                       3,105      1,375,403
Shares converted from Class
  B (See Note 1)                (995,524)   (14,450,809)
                              -------------------------
Net decrease                    (992,419)  $(13,075,406)
                              =========================


 CLASS C                          SHARES         AMOUNT
Year ended October 31, 2009:
Shares sold                    2,620,107   $ 29,894,911
Shares issued to
  shareholders in
  reinvestment of dividends       65,257        745,091
Shares redeemed               (1,102,186)   (11,999,790)
                              -------------------------
Net increase                   1,583,178   $ 18,640,212
                              =========================
Year ended October 31, 2008:
Shares sold                    2,776,117   $ 40,859,541
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              137,289      2,126,472
Shares redeemed                 (745,131)    (9,618,804)
                              -------------------------
Net increase                   2,168,275   $ 33,367,209
                              =========================


 CLASS I                          SHARES         AMOUNT
Period ended October 31, 2009 (b):
Shares sold                    5,137,499   $ 60,649,660
Shares issued to
  shareholders in
  reinvestment of dividends        2,235         28,361
Shares redeemed                 (161,075)    (2,009,693)
                              -------------------------
Net increase                   4,978,659   $ 58,668,328
                              =========================




(b) Class I shares commenced investment operation on November 28, 2008

NOTE 10--OTHER MATTERS:

On May 27, 2009, New York Life Investments settled charges by the Securities and Exchange Commission ("SEC") relating to the MainStay Equity Index Fund (the "Equity Index Fund"), an S&P 500 index fund created in 1990 and sold through January 1, 2002, at which time it

                                                   mainstayinvestments.com    29
was closed to new investors and new investments. The Equity Index Fund is a series of the Trust and is managed by New York Life Investments. The settlement relates to the period from March 12, 2002 through June 30, 2004, during which time the SEC alleged that New York Life Investments failed to provide the Equity Index Fund's board with information necessary to evaluate the cost of a guarantee provided to shareholders of the Equity Index Fund, and that prospectus and other disclosures misrepresented that there was no charge to the Equity Index Fund or its shareholders for the guarantee. New York Life Investments, without admitting or denying the allegations, consented to the entry of an administrative cease and desist order finding violations of Sections 15(c) and 34(b) of the 1940 Act, Section 206(2) of the Investment Advisers Act of 1940, as amended, and requiring a civil penalty of $800,000, disgorgement of $3,950,075 (which represents a portion of its management fees relating to the Equity Index Fund for the relevant period) as well as interest of $1,350,709. These amounts, totaling approximately $6.101 million, are being distributed to shareholders who held shares of the Equity Index Fund between March 2002 and June 2004, without any material financial impact to New York Life Investments.

NOTE 11--SUBSEQUENT EVENTS:

In connection with the preparation of the financial statements of the Fund as of and for the fiscal year ended October 31, 2009, events and transactions subsequent to October 31, 2009 through December 23, 2009, the date the financial statements were issued, have been evaluated by the Fund's management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.



30    MainStay Convertible Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Convertible Fund ("the Fund"), one of the funds constituting The MainStay Funds, as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Convertible Fund of The MainStay Funds as of October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

                                  /s/ KPMG LLP

Philadelphia, Pennsylvania
December 23, 2009


                                                   mainstayinvestments.com    31

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENT (UNAUDITED)

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") requires that each mutual fund's board of trustees, including a majority of trustees who are not "interested persons" of the fund, as defined in the 1940 Act ("Independent Trustees"), annually review and approve the fund's investment advisory agreements. At its June 17-18, 2009 meeting, the Board of Directors/Trustees of the MainStay Group of Funds ("Board") unanimously approved the Management Agreement between the MainStay Convertible Fund ("Fund") and New York Life Investment Management LLC ("New York Life Investments"), and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC ("MacKay Shields") on behalf of the Fund.

In reaching its decisions to approve the Agreements set forth above (the "Agreements"), the Board considered information prepared specifically in connection with the contract review process that took place at various meetings between December 2008 and June 2009, as well as information furnished to it throughout the year at regular and special Board meetings. Information requested by and provided to the Board specifically in connection with the contract review process included, among other things, reports on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting LLC ("Strategic Insight"), an independent third-party service provider engaged by the Board to report objectively on the Fund's investment performance, management and subadvisory fees and ordinary operating expenses. The Board also requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including MacKay Shields as subadviser to the Fund, and responses to several comprehensive lists of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board. Information provided to the Board at its meetings throughout the year included, among other things, detailed investment analytics reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received throughout the year, among other things, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In determining to approve the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services to be provided to the Fund by New York Life Investments and MacKay Shields; (ii) the investment performance of the Fund, New York Life Investments and MacKay Shields; (iii) the costs of the services to be provided, and profits to be realized, by New York Life Investments and its affiliates, including MacKay Shields as subadviser to the Fund, from their relationship with the Fund;
(iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund's management and subadvisory fee levels and overall total ordinary operating expenses, particularly as compared to similar funds and portfolios.

While individual members of the Board may have weighed certain factors differently, the Board's decisions to approve the Agreements were based on a comprehensive consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review processes. The Board's conclusions with respect to the Agreements also were based, in part, on the Board's consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, and that the Fund's shareholders, having had the opportunity to consider alternative investment products and services, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board's decisions to approve the Agreements is provided below.

NATURE, EXTENT AND QUALITY OF SERVICES TO BE PROVIDED BY NEW YORK LIFE INVESTMENTS AND MACKAY SHIELDS

In considering the approval of the Agreements, the Board examined the nature, extent and quality of the services that New York Life Investments proposed to provide to the Fund. The Board evaluated New York Life Investments' experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing affiliated and non-affiliated subadvisers. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund, as well as New York Life Investments' reputation and financial condition. The Board considered New York Life Investments' performance in fulfilling its responsibilities for overseeing the Fund's legal and compliance environment, for overseeing MacKay Shields' compliance with the Fund's policies and investment objectives, and for implementing Board directives as they relate to the Fund. In addition, the Board noted that New York Life Investments also is responsible for paying all of the salaries and expenses for the Fund's officers. The Board also considered the benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of


32    MainStay Convertible Fund
exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund's prospectus.

As part of its considerations, the Board acknowledged New York Life Investments' recent settlement with the Securities and Exchange Commission ("SEC") concerning matters relating to the MainStay Equity Index Fund, including materials provided to the Board of Trustees of The MainStay Funds in 2002-2004 in connection with the annual review of that fund's management fee. The Board noted that, since this matter was first brought to the Board's attention in 2003, New York Life Investments had taken a number of steps to enhance the quality and completeness of information provided to the Board in connection with the Board's consideration of the MainStay Group of Funds' investment advisory contracts. The Board believes that New York Life Investments has taken appropriate actions in response to this matter.

The Board also examined the nature, extent and quality of the services that MacKay Shields proposed to provide to the Fund. The Board evaluated MacKay Shields' experience in serving as subadviser to the Fund and managing other portfolios. It examined MacKay Shields' track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields' overall legal and compliance environment. The Board also reviewed MacKay Shields' willingness to invest in personnel designed to benefit the Fund. In this regard, the Board considered the experience of the Fund's portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund likely would continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments' and MacKay Shields' experience, personnel, operations and resources.

INVESTMENT PERFORMANCE

In evaluating the Fund's investment performance, the Board considered investment performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board particularly considered the detailed investment analytics reports provided by New York Life Investments' Investment Consulting Group on the Fund throughout the year. These reports, which were prepared by New York Life Investments in consultation with the Board, include, among other things, information on the Fund's gross and net returns, the Fund's investment performance relative to relevant investment categories and Fund benchmarks, the Fund's risk-adjusted investment performance, and the Fund's investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to similar mutual funds managed by other investment advisers.

In considering the Fund's investment performance, the Board gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund's investment performance, as well as discussions between the Fund's portfolio managers and the Board that occurred at meetings from time to time throughout the year and in previous years. The Board also considered any specific actions that New York Life Investments had taken, or had agreed with the Board to take, to enhance Fund investment performance, and the results of those actions. In considering the Fund's investment performance, the Board focused principally on the Fund's long-term performance track record.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund's investment performance over time has been satisfactory. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Annual Report and in the Fund's prospectus.

COSTS OF THE SERVICES PROVIDED, AND PROFITS TO BE REALIZED, BY NEW YORK LIFE INVESTMENTS AND MACKAY SHIELDS

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Agreements, and the profits expected to be realized by New York Life Investments and its affiliates due to their relationships with the Fund. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In evaluating the costs and profits of New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund, the Board considered, among other things, each party's investments in personnel, systems, equipment and other resources necessary to manage the Fund, and the fact that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and MacKay Shields must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that New York Life Investments' ability to maintain a strong financial position is important in order for New York Life Investments to continue to provide high-quality ongoing services to the Fund. The Board noted, for

                                                   mainstayinvestments.com    33
example, increased costs borne by New York Life Investments and its affiliates due to new and ongoing regulatory and compliance requirements. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

The Board also reviewed information from New York Life Investments and its affiliates regarding their estimated profitability due to their overall relationships with the Fund. For New York Life Investments and MacKay Shields, the Board considered information illustrating the revenues and expenses allocated to the Fund.

The Board noted the difficulty in obtaining reliable comparative data about mutual fund managers' profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager's organization, the types of funds it manages, and the manager's capital structure and costs of capital. While recognizing the difficulty in evaluating a manager's profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board with respect to the Fund was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board recognized, for example, the benefits to MacKay Shields from legally permitted "soft-dollar" arrangements by which brokers provide research and other services to MacKay Shields in exchange for commissions paid by the Fund with respect to trades on the Fund's portfolio securities.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments' affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund's transfer agent and distributor. The information provided to the Board indicated that the profitability to New York Life Investments and its affiliates arising directly from these other arrangements was not excessive. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the annual contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments' relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that the profits to be realized by New York Life Investments and its affiliates (including MacKay Shields) due to their relationships with the Fund are fair and reasonable.

EXTENT TO WHICH ECONOMIES OF SCALE MAY BE REALIZED AS THE FUND GROWS

The Board also considered whether the Fund's expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from New York Life Investments and Strategic Insight showing how the Fund's management fee hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. The Board noted the extent to which the Fund benefits from breakpoints, expense waivers or reimbursements. While recognizing that any precise determination of future economies of scale is necessarily subjective, the Board considered the extent to which New York Life Investments and MacKay Shields may realize a larger profit margin as the Fund's assets grow over time.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund's expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund's expense structure as the Fund grows over time.

MANAGEMENT AND SUBADVISORY FEES AND TOTAL ORDINARY OPERATING EXPENSES

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund's expected total ordinary operating expenses. The Board primarily considered the reasonableness of the overall management fees paid by the Fund to New York Life Investments, since the fees to be paid to MacKay Shields are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund's fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. The Board noted the impact of the recent economic crisis on the MainStay Group of Funds and, consistent with statements from SEC staff members and with published advice from Strategic Insight, the Board reviewed supplemental peer data that reflected more recent peer groupings based on relatively smaller asset sizes. In addition, the Board considered information provided by New York Life Investments and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account explanations from New York Life Investments and MacKay Shields about the different scope of services provided to retail mutual funds as compared with other investment advisory clients.

The Board noted that, outside of the Fund's management fee and the fees charged under a share class's Rule 12b-1 and/or shareholder services plans, a share class's most


34    MainStay Convertible Fund
significant "other expenses" are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a "per-account" fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund's average net assets. The Board took into account information from New York Life Investments showing that the Fund's transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company ("NSC"), the Fund's transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board particularly considered representations from New York Life Investments that the MainStay Group of Funds' transfer agent fee structure is designed to allow NSC to provide transfer agent services to the Funds essentially "at cost," and that NSC historically has realized only very modest profitability from providing transfer agent services to the Funds.

The Board observed that, because the Fund's transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class's expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board noted that transfer agent fees are a significant portion of total expenses of many funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tends to be greater than for other open-end retail funds because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board noted the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company ("New York Life") policyholders, who often maintain smaller account balances than other fund investors. The Board discussed measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) closing small accounts with balances below $500;
(iv) since 2007, charging an annual $20.00 small account fee on accounts with balances below $1,000; (v) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts; and (vi) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors.

The Board noted that, while New York Life Investments believes these efforts have mitigated the impact that small accounts have had on share class expenses, the recent economic crisis and resulting declines in assets under management had further exacerbated the impact that small accounts have on the expense ratios of certain share classes. This, in turn, had led to a significant increase in the amount of share class expenses that New York Life Investments subsidized under historical contractual expense limitation arrangements. New York Life Investments advised the Board that the amount of subsidization of the MainStay Group of Funds' expenses under these expense limitation arrangements was unsustainable. New York Life Investments accordingly asked the Board to modify the expense limitation arrangements on the Fund's share classes to decrease the amount of New York Life Investments' subsidization of class expenses. In reviewing New York Life Investments' proposal, the Board noted that, if the Board were to approve the proposal, the effect would mean New York Life Investments would continue to subsidize the MainStay Group of Funds' expenses at approximately the same level (in real dollars) as under the historical contractual expense limitation arrangements prior to the recent economic crisis. The Board further considered the reasonableness of the Fund's expenses as compared to peer funds under the proposal.

After considering all of the factors outlined above--including the reasonableness of the Fund's management fee, share class structure and transfer agent fee schedule--the Board accepted New York Life Investments' proposal to modify the expense limitations on the Fund's share classes in order to reduce the amount of class expenses subsidized by New York Life Investments. The Board acknowledged that New York Life Investments may recoup amounts waived or reimbursed under contractual expense limitations if such action does not cause a share class to exceed an expense limitation, and the recoupment is made during the term of the agreement. The Board further acknowledged that New York Life Investments may determine voluntarily to waive expenses of Fund share classes without the right to recoup such expenses.

Based on these considerations, the Board concluded that the Fund's management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board's overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

CONCLUSION

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.


                                                   mainstayinvestments.com    35

FEDERAL INCOME TAX

INFORMATION (UNAUDITED)



For the fiscal year ended October 31, 2009, the Fund designates approximately $4,404,525 pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2009, should be multiplied by 81.7% to arrive at the amount eligible for qualified interest income and 31.1% for the corporate dividends received deduction.

In February 2010, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 the federal tax status of the distributions received by shareholders in calendar year 2009. The amounts that will be reported on such 1099-DIV will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2009.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; or
(ii) on the SEC's website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782);
(ii) by visiting the Fund's website at mainstayinvestments.com; or (iii) on the SEC's website at www.sec.gov.


SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).



36    MainStay Convertible Fund

BOARD MEMBERS AND OFFICERS (UNAUDITED)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, Eclipse Funds, Eclipse Funds Inc., ICAP Funds, Inc. MainStay Funds Trust, and MainStay VP Series Fund, Inc.) (collectively, the "Fund Complex"), the Manager and when applicable, the Subadvisor(s). Each Board member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation upon reaching age 72. A Board Member reaching the age of 72 may continue for additional one-year periods with the approval of the Board's Nominating and Governance Committee.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782).

                                                                                  NUMBER OF
                 TERM OF OFFICE,                                                  FUNDS IN FUND   OTHER
                 POSITION(S) HELD                                                 COMPLEX         DIRECTORSHIPS
NAME AND         WITH THE FUND COMPLEX AND        PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER
 ---------------------------------------------------------------------------------------------------------------------------
INTERESTED BOARD MEMBER*

JOHN Y. KIM      Indefinite;                      Member of the Board of                65        None
9/24/60          ECLIPSE TRUST: Trustee since     Managers, President and Chief
                 2008 (2 funds);                  Executive Officer (since 2008)
                 ECLIPSE FUNDS INC.: Director     of New York Life Investment
                 since 2008 (21 funds);           Management LLC and New York
                 ICAP FUNDS, INC.: Director       Life Investment Management
                 since 2008 (4 funds);            Holdings LLC; Member of the
                 MAINSTAY TRUST: Trustee since    Board of Managers, MacKay
                 2008 (14 funds);                 Shields LLC (since 2008);
                 MAINSTAY FUNDS TRUST: Trustee    Chairman of the Board,
                 since April 2009 (4 funds);      Institutional Capital LLC,
                 and                              Madison Capital LLC, McMorgan
                 MAINSTAY VP SERIES FUND, INC.:   & Company LLC, Chairman and
                 Director since 2008 (20          Chief Executive Officer,
                 portfolios).                     NYLIFE Distributors LLC and
                                                  Chairman of the Board of
                                                  Managers, NYLCAP Manager, LLC
                                                  (since 2008); President,
                                                  Prudential Retirement, a
                                                  business unit of Prudential
                                                  Financial, Inc. (2002 to 2007)
----------------------------------------------------------------------------------------------------------------------------




   * This Board Member is considered to be an "interested person" of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company. New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled "Principal Occupation(s) During the Past Five Years."


                                                   mainstayinvestments.com    37

                                                                                  NUMBER OF
                 TERM OF OFFICE,                                                  FUNDS IN FUND   OTHER
                 POSITION(S) HELD                                                 COMPLEX         DIRECTORSHIPS
NAME AND         WITH THE FUND COMPLEX AND        PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER
 ---------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED BOARD MEMBERS

SUSAN B. KERLEY  Indefinite;                      President, Strategic                  65        Trustee, Legg Mason
8/12/51          ECLIPSE TRUST: Chairman since    Management Advisors LLC (since                  Partners Funds, Inc.,
                 2005, and Trustee since 2000     1990)                                           since 1991 (59 portfolios)
                 (2 funds);
                 ECLIPSE FUNDS INC.: Chairman
                 since 2005 and Director since
                 1990 (21 funds);
                 ICAP FUNDS, INC.:  Chairman
                 and Director since 2006 (4
                 funds);
                 MAINSTAY TRUST: Chairman and
                 Board Member since 2007;
                 MAINSTAY FUNDS TRUST: Chairman
                 and Trustee since April 2009
                 (4 funds); and
                 MAINSTAY VP SERIES FUND, INC.:
                 Chairman and Director since
                 2007 (20 portfolios).
----------------------------------------------------------------------------------------------------------------------------
ALAN R. LATSHAW  Indefinite;                      Retired; Partner, Ernst &             65        Trustee, State Farm
3/27/51          ECLIPSE TRUST: Trustee and       Young LLP (2002 to 2003);                       Associates Funds Trusts
                 Audit Committee Financial        Partner, Arthur Andersen LLP                    since 2005 (4 portfolios);
                 Expert since 2007 (2 funds);     (1989 to 2002); Consultant to                   Trustee, State Farm Mutual
                 ECLIPSE FUNDS INC.: Director     the MainStay Funds Audit and                    Fund Trust since 2005 (15
                 and Audit Committee Financial    Compliance Committee (2004 to                   portfolios); Trustee,
                 Expert since 2007 (21 funds);    2006)                                           State Farm Variable
                 ICAP FUNDS, INC.:  Director                                                      Product Trust since 2005
                 and Audit Committee Financial                                                    (9 portfolios)
                 Expert since 2007 (4 funds);
                 MAINSTAY TRUST: Trustee and
                 Audit Committee Financial
                 Expert since 2006 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 and Audit Committee Financial
                 Expert since April 2009 (4
                 funds); and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director and Audit Committee
                 Financial Expert since 2007
                 (20 portfolios).
----------------------------------------------------------------------------------------------------------------------------






38    MainStay Convertible Fund

                                                                                  NUMBER OF
                 TERM OF OFFICE,                                                  FUNDS IN FUND   OTHER
                 POSITION(S) HELD                                                 COMPLEX         DIRECTORSHIPS
NAME AND         WITH THE FUND COMPLEX AND        PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER
 ---------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED BOARD MEMBERS

PETER MEENAN     Indefinite;                      Independent Consultant;               65        None
12/5/41          ECLIPSE TRUST: Trustee since     President and Chief Executive
                 2002 (2 funds);                  Officer, Babson--United, Inc.
                 ECLIPSE FUNDS INC.: Director     (financial services firm)
                 since 2002 (21 funds);           (2000 to 2004); Independent
                 ICAP FUNDS, INC.:  Director      Consultant (1999 to 2000);
                 since 2006 (4 funds);            Head of Global Funds, Citicorp
                 MAINSTAY TRUST: Trustee since    (1995 to 1999)
                 2007 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since April 2009 (4 funds);
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 2007 (20
                 portfolios).
----------------------------------------------------------------------------------------------------------------------------
RICHARD H.       Indefinite;                      Managing Director, ICC Capital        65        None
NOLAN, JR.       ECLIPSE TRUST: Trustee since     Management;
11/16/46         2007 (2 funds);                  President--Shields/Alliance,
                 ECLIPSE FUNDS INC.: Director     Alliance Capital Management
                 since 2007 (21 funds);           (1994 to 2004)
                 ICAP FUNDS, INC.:  Director
                 since 2007 (4 funds);
                 MAINSTAY TRUST: Trustee since
                 2007 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since April 2009 (4 funds);
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 2006 (20
                 portfolios).
----------------------------------------------------------------------------------------------------------------------------
RICHARD S.       Indefinite;                      Chairman  and Chief Executive         65        None
TRUTANIC         ECLIPSE TRUST: Trustee since     Officer Somerset & Company
2/13/52          2007 (2 funds);                  (financial advisory firm)
                 ECLIPSE FUNDS INC.: Director     (since 2004); Managing
                 since 2007 (21 funds);           Director The Carlyle Group
                 ICAP FUNDS, INC.:  Director      (private investment firm)
                 since 2007 (4 funds);            (2002 to 2004); Senior
                 MAINSTAY TRUST: Trustee since    Managing Director, Partner and
                 1994 (14 funds);                 Board Member, Groupe Arnault
                 MAINSTAY FUNDS TRUST: Trustee    S.A. (private investment firm)
                 since April 2009 (4 funds);      (1999 to 2002)
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 2007 (20
                 portfolios).
----------------------------------------------------------------------------------------------------------------------------





                                                   mainstayinvestments.com    39

                                                                                  NUMBER OF
                 TERM OF OFFICE,                                                  FUNDS IN FUND   OTHER
                 POSITION(S) HELD                                                 COMPLEX         DIRECTORSHIPS
NAME AND         WITH THE FUND COMPLEX AND        PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER
 ---------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED BOARD MEMBERS

ROMAN L. WEIL    Indefinite;                      V. Duane Rath Professor               65        None
5/22/40          ECLIPSE TRUST:                   Emeritus of Accounting,
                 Trustee and Audit Committee      Chicago Booth School of
                 Financial Expert since 2007 (2   Business, University of
                 funds);                          Chicago; President, Roman L.
                 ECLIPSE FUNDS INC.: Director     Weil Associates, Inc.
                 and Audit Committee Financial    (consulting firm)
                 Expert since 2007 (21 funds);
                 ICAP FUNDS, INC.:  Director
                 and Audit Committee Financial
                 Expert since 2007 (4 funds);
                 MAINSTAY TRUST: Trustee and
                 Audit Committee Financial
                 Expert since 2007 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since April 2009 (4 funds);
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 1994 and Audit
                 Committee Financial Expert
                 since 2003 (20 portfolios).
----------------------------------------------------------------------------------------------------------------------------
JOHN A. WEISSER  Indefinite;                      Retired. Managing Director of         65        Trustee, Direxion Funds
10/22/41         ECLIPSE TRUST:                   Salomon Brothers, Inc. (1971                    (34 portfolios) and
                 Trustee since 2007 (2 funds);    to 1995)                                        Direxion Insurance Trust
                 ECLIPSE FUNDS INC.: Director                                                     (3 portfolios) since 2007;
                 since 2007 (21 funds);                                                           Trustee, Direxion Shares
                 ICAP FUNDS, INC.:  Director                                                      ETF Trust, since 2008 (22
                 since 2007 (4 funds);                                                            portfolios)
                 MAINSTAY TRUST: Trustee since
                 2007 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since April 2009 (4 funds);
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 1997 (20
                 portfolios).
----------------------------------------------------------------------------------------------------------------------------






40    MainStay Convertible Fund

   At a meeting of the Board Members held on June 18, 2009, the following individuals were appointed to serve as Officers of the MainStay Group of Funds.


           POSITIONS(S)
           HELD
           WITH THE
NAME AND   FUNDS
DATE OF    AND LENGTH OF   PRINCIPAL OCCUPATION(S)
BIRTH      SERVICE         DURING PAST FIVE YEARS
 --------------------------------------------------------------------------------
OFFICERS

JACK R.    Treasurer and   Assistant Treasurer, New York Life Investment
BENIN-     Principal       Management Holdings LLC (since July 2008); Managing
TENDE      Financial and   Director, New York Life Investment Management LLC
5/12/64    Accounting      (since 2007); Treasurer and Principal Financial and
           Officer since   Accounting Officer, MainStay VP Series Fund, Inc. and
           2007            ICAP Funds, Inc. (since 2007), and MainStay Funds
                           Trust (since April 2009); Vice President, Prudential
                           Investments (2000 to 2007); Assistant Treasurer,
                           JennisonDryden Family of Funds, Target Portfolio
                           Trust, The Prudential Series Fund and American Skandia
                           Trust (2006 to 2007); Treasurer and Principal
                           Financial Officer, The Greater China Fund (2007)
---------------------------------------------------------------------------------
JEFFREY    Vice            Managing Director, Compliance (since 2009), Director
A.         President and   and Associate General Counsel, New York Life
ENGELSMAN  Chief           Investment Management LLC (2005 to 2008); Assistant
9/28/67    Compliance      Secretary, NYLIFE Distributors LLC (2006 to 2008);
           Officer since   Vice President and Chief Compliance Officer, ICAP
           January 2009    Funds, Inc. (since January 2009), and MainStay Funds
                           Trust (since April 2009); Assistant Secretary, The
                           MainStay Funds and ICAP Funds, Inc. (2006 to 2008);
                           Assistant Secretary, Eclipse Funds, Eclipse Funds,
                           Inc., and MainStay VP Series Fund, Inc. (2005 to
                           2008); Director and Senior Counsel, Deutsche Asset
                           Management (1999 to 2005)
---------------------------------------------------------------------------------
STEPHEN    President       President and Chief Operating Officer, NYLIFE
P. FISHER  since 2007      Distributors LLC (since 2008); Chairman of the Board,
2/22/59                    NYLIM Service Company (since 2008); Senior Managing
                           Director and Chief Marketing Officer, New York Life
                           Investment Management LLC (since 2005); Managing
                           Director--Retail Marketing, New York Life Investment
                           Management LLC (2003 to 2005); President, MainStay VP
                           Series Fund, Inc. and ICAP Funds, Inc. (since 2007),
                           and MainStay Funds Trust (since April 2009); Managing
                           Director, UBS Global Asset Management (1999 to 2003)
---------------------------------------------------------------------------------
SCOTT T.   Vice            Director, New York Life Investment Management LLC
HAR-       Presiden-       (including predecessor advisory organizations) (since
RINGTON    t -- Adminis-   2000); Executive Vice President, New York Life Trust
2/8/59     tration since   Company and New York Life Trust Company, FSB (since
           2005            2006); Vice President--Administration, MainStay VP
                           Series Fund, Inc. (since 2005), ICAP Funds, Inc.
                           (since 2006) and MainStay Funds Trust (since April
                           2009)
---------------------------------------------------------------------------------
MARGUER-   Chief Legal     Vice President, Associate General Counsel and
ITE E. H.  Officer since   Assistant Secretary, New York Life Insurance Company
MORRISON   2008 and        (since 2008); Managing Director, Associate General
3/26/56    Secretary       Counsel and Assistant Secretary, New York Life
           since 2004      Investment Management LLC (since 2004); Managing
                           Director and Secretary, NYLIFE Distributors LLC;
                           Secretary, NYLIM Service Company (since 2008);
                           Assistant Secretary, New York Life Investment
                           Management Holdings LLC (since 2008); Chief Legal
                           Officer (since 2008) and Secretary, MainStay VP Series
                           Fund, Inc. (since 2004), ICAP Funds, Inc. (since 2006)
                           and MainStay Funds Trust (since April 2009); Chief
                           Legal Officer--Mutual Funds and Vice President and
                           Corporate Counsel, The Prudential Insurance Company of
                           America (2000 to 2004)
---------------------------------------------------------------------------------




   * The Officers listed above are considered to be "interested persons" of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company. New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column captioned "Principal Occupation(s) During Past Five Years." Officers are elected annually by the Boards to serve a one year term.


                                                   mainstayinvestments.com    41

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MAINSTAY 130/30 CORE FUND
MAINSTAY 130/30 GROWTH FUND
MAINSTAY COMMON STOCK FUND
MAINSTAY EPOCH U.S. ALL CAP FUND
MAINSTAY EPOCH U.S. EQUITY FUND
MAINSTAY EQUITY INDEX FUND(1)
MAINSTAY GROWTH EQUITY FUND
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY MAP FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY U.S. SMALL CAP FUND

INCOME FUNDS
MAINSTAY 130/30 HIGH YIELD FUND
MAINSTAY CASH RESERVES FUND
MAINSTAY DIVERSIFIED INCOME FUND
MAINSTAY FLOATING RATE FUND
MAINSTAY GOVERNMENT FUND
MAINSTAY HIGH YIELD CORPORATE BOND FUND
MAINSTAY INDEXED BOND FUND
MAINSTAY INTERMEDIATE TERM BOND FUND
MAINSTAY MONEY MARKET FUND
MAINSTAY PRINCIPAL PRESERVATION FUND
MAINSTAY SHORT TERM BOND FUND
MAINSTAY TAX FREE BOND FUND

BLENDED FUNDS
MAINSTAY BALANCED FUND
MAINSTAY CONVERTIBLE FUND
MAINSTAY INCOME BUILDER FUND

INTERNATIONAL FUNDS
MAINSTAY 130/30 INTERNATIONAL FUND
MAINSTAY EPOCH GLOBAL CHOICE FUND
MAINSTAY EPOCH GLOBAL EQUITY YIELD FUND
MAINSTAY EPOCH INTERNATIONAL SMALL CAP FUND
MAINSTAY GLOBAL HIGH INCOME FUND
MAINSTAY ICAP GLOBAL FUND
MAINSTAY ICAP INTERNATIONAL FUND
MAINSTAY INTERNATIONAL EQUITY FUND


ASSET ALLOCATION FUNDS
MAINSTAY CONSERVATIVE ALLOCATION FUND
MAINSTAY GROWTH ALLOCATION FUND
MAINSTAY MODERATE ALLOCATION FUND
MAINSTAY MODERATE GROWTH ALLOCATION FUND

RETIREMENT FUNDS
MAINSTAY RETIREMENT 2010 FUND
MAINSTAY RETIREMENT 2020 FUND
MAINSTAY RETIREMENT 2030 FUND
MAINSTAY RETIREMENT 2040 FUND
MAINSTAY RETIREMENT 2050 FUND

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
NEW YORK, NEW YORK

SUBADVISORS

EPOCH INVESTMENT PARTNERS, INC.
NEW YORK, NEW YORK

INSTITUTIONAL CAPITAL LLC(2)
CHICAGO, ILLINOIS

MACKAY SHIELDS LLC(2)
NEW YORK, NEW YORK

MADISON SQUARE INVESTORS LLC(2)
NEW YORK, NEW YORK

MARKSTON INTERNATIONAL LLC
WHITE PLAINS, NEW YORK

WINSLOW CAPITAL MANAGEMENT, INC.
MINNEAPOLIS, MINNESOTA

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 800-MAINSTAY (624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.

                          Not part of the Annual Report

----------------------------------------------------
Not FDIC/NCUA Insured  Not a Deposit  May Lose Value



-------------------------------------------------------
No Bank Guarantee  Not Insured by Any Government Agency
-------------------------------------------------------




NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

mainstayinvestments.com                                       The MainStay Funds

(C) 2009 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-A017051         (RECYCLE LOGO)            MS283-09            MSC11-12/09
                                                                         05

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 DIVERSIFIED INCOME FUND



                 Message from the President

                 and

                 Annual Report

                 October 31, 2009

MESSAGE FROM THE PRESIDENT

The 12-month period ended October 31, 2009, was generally positive for stock and bond investors alike. Signs that the economy was beginning to stabilize brought renewed hope to investors and helped generate a sharp turnaround in the stock market.

When the reporting period began, the stock and bond markets were still reacting to the government's massive bailout plan. Several new facilities were instituted to help restore market liquidity, and the Federal Reserve agreed to purchase various types of securities in a strategy known as quantitative easing.

On December 16, 2008, the Federal Open Market Committee lowered the federal funds target rate to a range between 0.0% and 0.25%. Over time, the markets responded favorably to the coordinated efforts of Congress, the Treasury Department, the Federal Deposit Insurance Corporation, the Federal Reserve and other central banks to address the credit crisis. The turning point for the U.S. stock market came in March 2009, when investors became convinced that the worst was over and an economic recovery was likely.

Domestic equities generally advanced for the remainder of the reporting period, with the strongest results coming from stocks that had been among the hardest hit when the market fell. Despite advances in some financial stocks, the financials sector as a whole declined during the reporting period.

International stocks advanced, with strong results in the materials sector as commodity prices recovered. As investors moved from defensive sectors to more cyclical stocks, utilities weakened but semiconductor companies recorded strong results.

In the fixed-income markets, higher-risk segments were particularly strong. High-yield bonds, floating-rate debt and emerging-market debt were generally strong performers. U.S. Treasury securities and high-grade corporate issues, which had been stellar performers in the first half of the reporting period, weakened as investors' appetite for risk increased.

To keep your investments on a solid footing in a shifting market environment, our portfolio managers pursued their respective investment objectives and strategies with confidence and determination. Although short-term variations are an inevitable part of investing, our portfolio managers know that long-term results are the ultimate measure of investment success.

Fortunately, after three calendar quarters of economic contraction, gross domestic product was once again positive in the third quarter of 2009. Corporate profits, while still below third-quarter 2008 levels, have advanced for three consecutive quarters. At MainStay Funds, we find this economic data encouraging, and we hope you do too.

At MainStay, we have long recommended that our clients get invested, stay invested and add to their investments over time. With prudent diversification, gradual portfolio adjustments and a long-term perspective, MainStay shareholders can maintain a positive outlook as they pursue their financial goals.

Sincerely,


/s/ STEPHEN P. FISHER


Stephen P. Fisher
President



                          Not part of the Annual Report

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 DIVERSIFIED INCOME FUND



                 MainStay Funds

                 Annual Report

                 October 31, 2009

TABLE OF CONTENTS


ANNUAL REPORT
---------------------------------------------

INVESTMENT AND PERFORMANCE COMPARISON       5
---------------------------------------------

PORTFOLIO MANAGEMENT DISCUSSION AND
ANALYSIS                                    9
---------------------------------------------

PORTFOLIO OF INVESTMENTS                   12
---------------------------------------------

FINANCIAL STATEMENTS                       30
---------------------------------------------

NOTES TO FINANCIAL STATEMENTS              37
---------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM                            50
---------------------------------------------

BOARD CONSIDERATION AND APPROVAL OF
MANAGEMENT AGREEMENT AND SUBADVISORY
AGREEMENT                                  51
---------------------------------------------

FEDERAL INCOME TAX INFORMATION             55
---------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        55
---------------------------------------------

SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       55
---------------------------------------------

BOARD MEMBERS AND OFFICERS                 56

INVESTMENT AND PERFORMANCE COMPARISON(1) (UNAUDITED)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(2)--MAXIMUM 4.5% INITIAL SALES CHARGES
--------------------------------------------------------------------------------

AVERAGE ANNUAL               ONE      FIVE     TEN
TOTAL RETURNS               YEAR     YEARS    YEARS
---------------------------------------------------
With sales charges         22.58%    3.68%    5.31%
Excluding sales charges    28.35     4.64     5.79




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                                  BARCLAYS CAPITAL
                          MAINSTAY DIVERSIFIED     U.S. AGGREGATE     DIVERSIFIED INCOME
                               INCOME FUND           BOND INDEX              INDEX
                          --------------------    ----------------    ------------------
10/31/99                           9550                 10000                10000
                                   9540                 10730                10362
                                  10039                 12292                11129
                                   9978                 13016                11802
                                  12329                 13654                14442
                                  13370                 14410                16139
                                  13652                 14573                16832
                                  14562                 15329                18366
                                  15601                 16154                19863
                                  13065                 16203                16656
10/31/09                          16769                 18438                22345





CLASS A SHARES--MAXIMUM 4.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               ONE      FIVE     TEN
TOTAL RETURNS               YEAR     YEARS    YEARS
---------------------------------------------------
With sales charges         22.77%    3.71%    5.32%
Excluding sales charges    28.56     4.67     5.81




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                                  BARCLAYS CAPITAL
                          MAINSTAY DIVERSIFIED     U.S. AGGREGATE     DIVERSIFIED INCOME
                               INCOME FUND           BOND INDEX              INDEX
                          --------------------    ----------------    ------------------
10/31/99                          23875                 25000                25000
                                  23850                 26826                25904
                                  25097                 30731                27822
                                  24946                 32540                29506
                                  30824                 34136                36106
                                  33424                 36024                40348
                                  34129                 36433                42079
                                  36405                 38323                45915
                                  39003                 40386                49658
                                  32658                 40509                41639
10/31/09                          41985                 46094                55861





CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               ONE      FIVE     TEN
TOTAL RETURNS               YEAR     YEARS    YEARS
---------------------------------------------------
With sales charges         22.35%    3.51%    4.99%
Excluding sales charges    27.35     3.83     4.99




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                                  BARCLAYS CAPITAL
                          MAINSTAY DIVERSIFIED     U.S. AGGREGATE     DIVERSIFIED INCOME
                               INCOME FUND           BOND INDEX              INDEX
                          --------------------    ----------------    ------------------
10/31/99                          10000                 10000                10000
                                   9900                 10730                10362
                                  10352                 12292                11129
                                  10204                 13016                11802
                                  12522                 13654                14442
                                  13484                 14410                16139
                                  13650                 14573                16832
                                  14470                 15329                18366
                                  15372                 16154                19863
                                  12776                 16203                16656
10/31/09                          16271                 18438                22345




1. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares generally have a $25,000 minimum initial investment with no minimum subsequent purchase amount. For investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds, the minimum initial investment is $15,000. Investor Class shares and Class A shares are sold with a maximum initial sales charge of 4.50% and an annual 12b-1 fee of 0.25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of up to 5.00% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees.

THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               ONE      FIVE     TEN
TOTAL RETURNS               YEAR     YEARS    YEARS
---------------------------------------------------
With sales charges         26.36%    3.83%    4.99%
Excluding sales charges    27.36     3.83     4.99




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                                  BARCLAYS CAPITAL
                          MAINSTAY DIVERSIFIED     U.S. AGGREGATE     DIVERSIFIED INCOME
                               INCOME FUND           BOND INDEX              INDEX
                          --------------------    ----------------    ------------------
10/31/99                          10000                 10000                10000
                                   9900                 10730                10362
                                  10352                 12292                11129
                                  10204                 13016                11802
                                  12522                 13654                14442
                                  13484                 14410                16139
                                  13650                 14573                16832
                                  14470                 15329                18366
                                  15372                 16154                19863
                                  12776                 16203                16656
10/31/09                          16272                 18438                22345





CLASS I SHARES(3)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL      ONE      FIVE     TEN
TOTAL RETURNS      YEAR     YEARS    YEARS
------------------------------------------
                  28.78%    5.00%    6.12%




(PERFORMANCE GRAPH)

                                                  BARCLAYS CAPITAL
                          MAINSTAY DIVERSIFIED     U.S. AGGREGATE     DIVERSIFIED INCOME
                               INCOME FUND           BOND INDEX              INDEX
                          --------------------    ----------------    ------------------
10/31/99                          10000                 10000                10000
                                  10016                 10730                10362
                                  10566                 12292                11129
                                  10530                 13016                11802
                                  13042                 13654                14442
                                  14192                 14410                16139
                                  14522                 14573                16832
                                  15551                 15329                18366
                                  16717                 16154                19863
                                  14067                 16203                16656
10/31/09                          18115                 18438                22345





 BENCHMARK PERFORMANCE                            ONE      FIVE     TEN
                                                  YEAR    YEARS    YEARS
Barclays Capital U.S. Aggregate Bond Index(4)    13.79%    5.05%    6.31%
Diversified Income Index(5)                      34.16     6.72     8.37
Average Lipper multi-sector income fund(6)       26.58     4.80     5.86


   The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within the term of the agreement. Any recoupment amount is generally applied within a fiscal year. This agreement expires on February 28, 2011.
2. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain contractual fees and expenses. Unadjusted, the performance shown for Investor Class shares might have been lower.
3. Performance figures for Class I shares, first offered on January 2, 2004, include the historical performance of Class A shares through December 31, 2003, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for Class I shares might have been lower.
4. The Barclays Capital U.S. Aggregate Bond Index consists of the following other unmanaged Barclays Capital U.S. indices: the Government Bond Index, Corporate Bond Index, MBS Index, and ABS Index. To qualify for inclusion in the Barclays Capital U.S. Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade and have a fixed rate coupon, a remaining maturity of at least one year, and a par amount outstanding of at least $250 million. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index. The Barclays Capital U.S. Aggregate Bond Index is the Fund's broad-based securities market index for comparison purposes.
5. The Diversified Income Index is a composite, which assumes equal investments, with all interest and capital gains reinvested, in (i) the Barclays Capital Global Aggregate Bond Index, (ii) the Credit Suisse High Yield Index, and
   (iii) the JPM EMBI Global Diversified Index. These indices represent the global investment grade sector, the U.S. high-yield sector, and the global emerging market sector, respectively. Previously, the Fund utilized a similar three-index composite, which included (i) the Barclays Capital U.S. Aggregate Bond Index, (ii) the Credit Suisse High Yield Index, and (iii) the Citigroup Non-U.S. Dollar World Government Bond Index. The composition of the Diversified Income index utilizes the JPM EMBI Global Diversified Index instead of the Citigroup Non-U.S. Dollar World Government Bond Index because this composition of indices is more reflective of the portfolio manager's approach in managing the Fund. Total returns assume reinvestment of all income and capital gains. An investment cannot be made directly in an index or this composite.
6. The average Lipper multi-sector income fund is representative of funds that seek current income by allocating assets among several different fixed income securities sectors (with no more than 65% in any one sector except for defensive purposes), including U.S. government and foreign governments, with a significant portion of assets in securities rated below investment-grade. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

THE FOOTNOTE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



6    MainStay Diversified Income Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY DIVERSIFIED INCOME FUND (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2009, to October 31, 2009, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2009, to October 31, 2009.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended October 31, 2009. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      5/1/09        10/31/09       PERIOD(1)        10/31/09        PERIOD(1)
INVESTOR CLASS SHARES          $1,000.00       $1,164.60        $ 7.86         $1,017.90         $ 7.32
--------------------------------------------------------------------------------------------------------

CLASS A SHARES                 $1,000.00       $1,165.30        $ 6.77         $1,019.00         $ 6.31
--------------------------------------------------------------------------------------------------------

CLASS B SHARES                 $1,000.00       $1,158.90        $11.92         $1,014.20         $11.12
--------------------------------------------------------------------------------------------------------

CLASS C SHARES                 $1,000.00       $1,160.50        $11.93         $1,014.20         $11.12
--------------------------------------------------------------------------------------------------------

CLASS I SHARES                 $1,000.00       $1,167.00        $ 5.19         $1,020.40         $ 4.84
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (1.44% for Investor Class, 1.24% for Class A, 2.19% for Class B and Class C and 0.95% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.


                                                    mainstayinvestments.com    7

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2009 (UNAUDITED)

(COMPOSITION PIE CHART)

Corporate Bonds                                 30.40
Foreign Bonds                                   24.00
Yankee Bonds                                    24.00
U.S. Government & Federal Agencies               6.60
Short-Term Investment                            5.20
Convertible Bonds                                3.20
Cash and Other Assets, Less Liabilities          1.90
Municipal Bonds                                  1.40
Loan Assignments & Participations                1.30
Convertible Preferred Stocks                     0.90
Asset-Backed Securities                          1.60
Mortgage-Backed Securities                       0.40
Common Stocks                                    0.10
Preferred Stock                                  0.00
Warrants                                         0.00
Futures Contracts Long                           0.00
Futures Contracts Short                         (0.00)





See Portfolio of Investments beginning on page 12 for specific holdings within these categories.

++ Less than one-tenth of a percent.

TOP TEN HOLDINGS OR ISSUERS HELD AS OF OCTOBER 31, 2009 (EXCLUDING SHORT-TERM INVESTMENT)


    1.  Republic of Germany, 3.75%-4.25%,
        due 7/4/14-1/4/17
    2.  Republic of Indonesia, 10.375%-11.625%,
        due 5/4/14-3/4/19
    3.  Petroleum Co. of Trinidad & Tobago,
        Ltd., 9.75%, due 8/14/19
    4.  Australia Government Bond, 6.25%, due
        6/15/14
    5.  Agribank FCB, 9.125%, due 7/15/19
    6.  United Mexican States, 7.25%, due
        12/15/16
    7.  Federal National Mortgage Association
        (Mortgage Pass-Through Securities),
        5.50%-6.00%, due 9/1/34-10/1/38
    8.  Gaz Capital S.A., 8.125%, due 7/31/14
    9.  Brazil Notas do Tesouro Nacional,
        10.00%, due 1/1/14
   10.  Republic of Argentina, 2.50%, due
        12/31/38






8    MainStay Diversified Income Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
QUESTIONS ANSWERED BY PORTFOLIO MANAGERS GARY GOODENOUGH, J. MATTHEW PHILO, CFA, JAMES RAMSAY, CFA, AND HOWARD BOOTH OF MACKAY SHIELDS LLC, THE FUND'S SUBADVISOR.

HOW DID MAINSTAY DIVERSIFIED INCOME FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12 MONTHS ENDED OCTOBER 31, 2009?

Excluding all sales charges, MainStay Diversified Income Fund returned 28.35% for Investor Class shares, 28.56% for Class A shares, 27.35% for Class B shares and 27.36% for Class C shares for the 12 months ended October 31, 2009. Over the same period, the Fund's Class I shares returned 28.78%. All share classes outperformed the 26.58% return of the average Lipper(1) multi-sector income fund and the 13.79% return of the Barclays Capital U.S. Aggregate Bond Index(2) for the 12-month reporting period. All share classes underperformed the 34.16% return of the Diversified Income Index(3) for the 12 months ended October 31, 2009. The Barclays Capital U.S. Aggregate Bond Index is the Fund's broad-based securities-market index. The Diversified Income Index is a secondary benchmark of the Fund. See pages 5 and 6 for Fund returns with sales charges.

WHAT KEY FACTORS AFFECTED THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

The Fund benefited from its overweight positions in emerging-market debt and convertible bonds as credit-related spreads(4) tightened. The Fund also benefited from favorable issue selection in investment-grade bonds, including a bias toward securities rated BBB,(5) nimble use of the new-issue calendar and several well-timed sales. The Fund's bias toward a flatter Treasury yield-curve(6) was not rewarded, because the yield curve remained relatively steep during the reporting period.

HOW DID YOU POSITION THE FUND IN THE HIGH-YIELD MARKET?

The high-yield bond market generated very strong results during the reporting period. This performance was driven by a combination of attractive valuations, increased perception of reduced systemic risk and the growing belief that the recession was over. Riskier high-yield bonds significantly outperformed higher-quality high-yield issues and high-grade fixed-income securities. While the Fund did have some exposure to CCC-rated securities, we generally maintained a conservative risk profile. We felt that the current economic weakness would be more prolonged than market spreads reflected.

The Fund's high-yield investments in the health care, energy and transportation industries were the most significant contributors to performance. The Fund also benefited from investments in the communications

----------
The values of debt securities fluctuate depending on various factors, including interest rates, issuer creditworthiness, market conditions and maturities. Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. High-yield debt securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher-quality debt securities and may be subject to greater price volatility. The principal risk of mortgage dollar rolls is that the security the Fund receives at the end of the transaction may be worth less than the security the Fund sold to the same counterparty at the beginning of the transaction. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule if interest rates fall, thereby reducing the value of the Fund's investments. If interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise and increase the potential for the Fund to lose money. The principal risks of to be announced (TBA) securities transactions are increased credit risk and increased overall investment exposure. The Fund may experience a portfolio turnover of more than 100% and may generate taxable short-term capital gains.

1. See footnote on page 6 for more information on Lipper Inc.
2. See footnote on page 6 for more information on the Barclays Capital U.S. Aggregate Bond Index.
3. See footnote on page 6 for more information on the Diversified Income Index.
4. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The term may also refer to the difference in yield between two specific securities or types of securities at a given time.
5. Debt rated BBB by Standard & Poor's is deemed by Standard & Poor's to exhibit adequate protection parameters. It is the opinion of Standard & Poor's, however, that adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation than would be the case for debt in higher-rated categories. Debt rated CCC by Standard & Poor's is deemed by Standard & Poor's to be currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor. It is the opinion of Standard & Poor's that in the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
6. The yield curve is a line that plots the yields of various securities of similar quality--typically U.S. Treasury issues--across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting. The yield curve is said to flatten when the difference in yield between short- and long-term securities decreases.

                                                    mainstayinvestments.com    9
industry. Our investment in telecommunications company Centennial Cellular increased in value when the company agreed to be acquired by AT&T. Gaming operator Penn National Gaming and paper and forest products company Georgia-Pacific were also strong performers in the high-yield portion of the Fund.

On the other hand, investments in the aerospace, media and information technology industries detracted from the Fund's performance during the reporting period. Fund positions in telecommunications company Nortel Networks, semiconductor manufacturer NXP and automobile components manufacturer Lear weakened the Fund's returns.

During the reporting period, the high-yield portion of the Fund reduced its exposure in health care, media and information technology and increased its weighting in the transportation industry. We added positions in diversified financial services company Harley-Davidson Funding and insurance company Willis North America, which are both large, high-quality companies whose bonds, in our opinion, were trading at attractive valuations. In addition, the Fund purchased bonds of Tyson Foods, one of the nation's largest meat processors. All of these purchases had a positive impact on the Fund's performance. Our position in the bank debt of wireless telecommunications services provider Alltel was retired by the company following Alltel's acquisition by Verizon Wireless. The Fund sold its holdings in aerospace manufacturing company Hawker Beechcraft at a loss.

WHAT FACTORS SUPPORTED EMERGING-MARKET DEBT'S STRONG PERFORMANCE DURING THE REPORTING PERIOD?

When the reporting period began, emerging-market debt was still reeling from the fallout of the September 2008 bankruptcy of Lehman Brothers. That bankruptcy resulted in a virtual halt of lending and trading in many financial markets because of concerns about counterparty risk. Fortunately, the emergency measures to boost liquidity initiated by the U.S. Congress, Federal Reserve Board, Federal Deposit Insurance Corporation (FDIC) and the U.S. Department of the Treasury steadily improved investor confidence.

As new issuance returned, sovereign and corporate borrowers faced lower refinancing risks, which led to tighter spreads. The International Monetary Fund proved innovative as it developed Flexible Currency Lines to successfully serve as a backstop for many otherwise-solid sovereign borrowers. In addition to the monetary expansion of the G-10,(7) China also bolstered market confidence by extending swap lines to various emerging-market countries and providing huge stimulus to its own economy. With China's growth reaccelerating, the commodity markets rebounded. This provided a valuable chain reaction to many commodity producers in the developing world.

HOW DID YOU MANAGE THE FUND'S ALLOCATION TO EMERGING-MARKET DEBT DURING THE REPORTING PERIOD?

As investors became less risk-averse, we increased the beta--or volatility in relation to the market as a whole--of the emerging-market portion of the Fund. We maintained overweight positions in countries with solid prospects and increased the Fund's currency exposure. These strategies contributed positively to the Fund's performance.

We increased credit duration,(8) which allowed the Fund to benefit from a steep yield curve and from rapidly narrowing spreads. Increasing the Fund's foreign-exchange exposure added significant value when lower volatility reduced demand for the low-yielding U.S. dollar.

In the second and third quarters of 2009, the Fund added to its holdings of higher-yielding quasi- sovereign and corporate bonds. Concessions from the new-issue market were generous and provided excellent opportunities to add value. As we saw in 2008, issuance from Indonesia was unusually attractive.

Sensing a near-term U.S. dollar peak, the Fund bought the Brazilian real seeking to take advantage of high real rates and improving terms of trade as commodity exports remained strong. The real made up for recent losses, and during the reporting period, the real was one of the world's best-performing currencies. The Fund also benefitted from core holdings of the Norwegian krone, which returned 18% during the reporting period. The rand's terms of trade were improving, because gold exports remained strong while oil imports fell dramatically. In the ensuing period, the rand was the world's best-performing currency, rallying nearly 20%. The Fund also benefited from core holdings of the Brazilian real and the

----------
7. The Group of Ten, or G-10, now consists of the wealthiest eleven member nations of the International Monetary Fund (Belgium, Canada, France, Germany, Italy, Japan, Netherlands, Sweden, Switzerland, the United Kingdom and the United States). Although Switzerland became the eleventh member in 1994, the original name remains.
8. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.


10    MainStay Diversified Income Fund

Norwegian krone, which returned 32% and 18%, respectively, since the end of March 2009.

While the Fund was aggressive in its holdings of solid sovereign and corporate credits, performance would have been enhanced by greater emphasis on economically challenged countries such as Argentina and Ukraine (where the Fund held positions) and Ecuador and Iraq (which advanced but were absent from the
Fund). The election calendars in several of these countries added an element of political and economic uncertainty during the reporting period. We believe that the Fund's positions in Korea, the United Arab Emirates and the United States have helped position the Fund appropriately should the expected correction materialize.

HOW DID YOU POSITION THE U.S. INVESTMENT-GRADE PORTION OF THE FUND?

The Federal Reserve formally adopted and implemented quantitative easing--or direct purchases of securities--during the reporting period. Policy makers were prepared to purchase $300 billion of longer-term Treasurys, $1.25 trillion of agency mortgage-backed securities and $200 billion of agency debt. The Treasury also expanded its liquidity facilities, such as the Term Asset-Backed Securities Loan Facility (TALF), to support the secondary markets that were crucial to consumer and business lending. The size of these initiatives and the liquidity they introduced to the financial system were catalysts for narrower investment-grade bond spreads.

To take advantage of the government's actions, the Fund maintained healthy exposures to spread, or non-Treasury, sectors with the advantage of a government seal. These included agency mortgage pass-throughs and federally guaranteed bank debentures. We suspected, however, that the market's sudden appetite for higher-risk securities might wane if an economic recovery didn't materialize as quickly as anticipated. With that view, we positioned the Fund for a flatter yield curve.

Federal Open Market Committee's resolve to keep the federal funds target rate close to zero helped calm interest-rate volatility. This gave us the confidence to emphasize mortgage-backed securities that offered better yield than the sector average. In the investment-grade bond market, we purchased industrials and utilities with durable cash flows. We also remained alert to dislocations along the yield curves of liquid issuers and benefited as the dislocations evaporated and the issuers' yield curves normalized. Finally, in an environment where liquidity premiums receded, we benefited by raising the Fund's exposure to corporate issuers with profiles that were less mainstream.

The Fund maintained a duration that was rather neutral to that of the benchmark during the reporting period. Since Treasury yields declined during the reporting period, the Fund would have benefited from a longer duration.


----------
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                   mainstayinvestments.com    11

PORTFOLIO OF INVESTMENTS+++ OCTOBER 31, 2009


                                          PRINCIPAL
                                             AMOUNT           VALUE
LONG-TERM BONDS 91.9%+
ASSET-BACKED SECURITIES 0.6%
-------------------------------------------------------------------

AUTOMOBILE 0.1%
Superior Wholesale
  Inventory Financing Trust
  Series 2007-AE1, Class A
  0.345%, due 1/15/12 (a)               $    50,000   $      49,989
                                                      -------------


CREDIT CARDS 0.1%
Citibank Credit Card
  Issuance Trust Series
  2006-C4, Class C4
  0.464%, due 1/9/12 (a)                    140,000         139,444
                                                      -------------


DIVERSIFIED FINANCIAL SERVICES 0.1%
Dunkin Securitization
  Series 2006-1, Class A2
  5.779%, due 6/20/31 (b)                   110,000         102,536
USXL Funding LLC
  Series 2006-1A, Class A
  5.379%, due 4/15/14
  (b)(c)                                     18,698          18,699
                                                      -------------
                                                            121,235
                                                      -------------

HOME EQUITY 0.2%
Citicorp Residential
  Mortgage Securities, Inc.
  Series 2006-3, Class A3
  5.61%, due 11/25/36 (d)                    97,937          95,883
  Series 2006-1, Class A3
  5.706%, due 7/25/36 (d)                   120,000         114,628
                                                      -------------
                                                            210,511
                                                      -------------

UTILITIES 0.1%
Atlantic City Electric
  Transition Funding LLC
  Series 2002-1, Class A4
  5.55%, due 10/20/23                        75,000          83,948
                                                      -------------
Total Asset-Backed
  Securities
  (Cost $611,576)                                           605,127
                                                      -------------



CONVERTIBLE BONDS 3.2%
-------------------------------------------------------------------

AEROSPACE & DEFENSE 0.1%
Triumph Group, Inc.
  2.625%, due 10/1/26                        59,000          63,646
                                                      -------------

BIOTECHNOLOGY 0.1%
Enzon Pharmaceuticals, Inc.
  4.00%, due 6/1/13                          59,000          62,540
Gilead Sciences, Inc.
  0.625%, due 5/1/13                         19,000          23,299
                                                      -------------
                                                             85,839
                                                      -------------

COAL 0.1%
Alpha Natural Resources,
  Inc.
  2.375%, due 4/15/15                        48,000          45,120
Peabody Energy Corp.
  4.75%, due 12/15/66                        51,000          47,239
                                                      -------------
                                                             92,359
                                                      -------------

COMMERCIAL SERVICES 0.1%
Alliance Data Systems Corp.
  1.75%, due 8/1/13                          53,000          50,350
Coinstar, Inc.
  4.00%, due 9/1/14                           7,000           7,429
                                                      -------------
                                                             57,779
                                                      -------------

COMPUTERS 0.1%
EMC Corp.
  1.75%, due 12/1/11                        121,000         142,931
Mentor Graphics Corp.
  6.25%, due 3/1/26                          20,000          19,075
                                                      -------------
                                                            162,006
                                                      -------------

DISTRIBUTION & WHOLESALE 0.1%
WESCO International, Inc.
  6.00%, due 9/15/29                         55,000          66,138
                                                      -------------


DIVERSIFIED FINANCIAL SERVICES 0.0%++
Janus Capital Group, Inc.
  3.25%, due 7/15/14                         23,000          27,456
                                                      -------------


ELECTRICAL COMPONENTS & EQUIPMENT 0.0%++
General Cable Corp.
  0.875%, due 11/15/13                       56,000          50,330
                                                      -------------


ELECTRONICS 0.1%
Fisher Scientific
  International, Inc.
  3.25%, due 3/1/24                          82,000         104,037
TTM Technologies, Inc.
  3.25%, due 5/15/15                         54,000          50,558
                                                      -------------
                                                            154,595
                                                      -------------



 + Percentages indicated are based on Fund net assets.

 V Among the Fund's 10 largest holdings or issuers held as of October 31, 2009, excluding short-term investments. May be subject to change daily.


12    MainStay Diversified Income Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                                          PRINCIPAL
                                             AMOUNT           VALUE
CONVERTIBLE BONDS (CONTINUED)
ENERGY--ALTERNATE SOURCES 0.1%
Covanta Holding Corp.
  1.00%, due 2/1/27                     $   167,000   $     151,761
                                                      -------------

ENTERTAINMENT 0.0%++

Lions Gate Entertainment
  Corp.
  2.938%, due 10/15/24                       23,000          20,786
  3.625%, due 3/15/25                        17,000          15,343
                                                      -------------
                                                             36,129
                                                      -------------

ENVIRONMENTAL CONTROLS 0.1%
Waste Connections, Inc.
  3.75%, due 4/1/26                          63,000          66,229
                                                      -------------


FOOD 0.2%
Great Atlantic & Pacific
  Tea Co.
  6.75%, due 12/15/12                        62,000          55,568
Spartan Stores, Inc.
  3.375%, due 5/15/27 (b)                   118,000          92,777
  3.375%, due 5/15/27                        40,000          31,450
                                                      -------------
                                                            179,795
                                                      -------------

HEALTH CARE--PRODUCTS 0.3%
Medtronic, Inc.
  1.625%, due 4/15/13                       331,000         323,552
                                                      -------------


INTERNET 0.0%++
At Home Corp.
  4.75%, due 12/31/49
  (c)(e)(f)(g)                              504,238              50
                                                      -------------



IRON & STEEL 0.2%
Allegheny Technologies
  4.25%, due 6/1/14                          35,000          38,894
ArcelorMittal
  5.00%, due 5/15/14                         36,000          49,140
Steel Dynamics, Inc.
  5.125%, due 6/15/14                        37,000          40,191
United States Steel Corp.
  4.00%, due 5/15/14                         31,000          41,230
                                                      -------------
                                                            169,455
                                                      -------------

MEDIA 0.0%++
Central European Media
  Enterprises, Ltd.
  3.50%, due 3/15/13 (b)                     35,000          26,994
                                                      -------------


MINING 0.0%++
Alcoa, Inc.
  5.25%, due 3/15/14                         18,000          37,755
                                                      -------------


MISCELLANEOUS--MANUFACTURING 0.0%++
Ingersoll-Rand Co.
  4.50%, due 4/15/12                         10,000          18,613
                                                      -------------


OIL & GAS 0.4%
Chesapeake Energy Corp.
  2.50%, due 5/15/37                        165,000         146,231
St. Mary Land & Exploration
  Co.
  3.50%, due 4/1/27                          53,000          52,073
Transocean, Inc.
  Series C
  1.50%, due 12/15/37                       154,000         148,610
  Series A
  1.625%, due 12/15/37                       44,000          43,285
                                                      -------------
                                                            390,199
                                                      -------------

OIL & GAS SERVICES 0.4%
Cameron International Corp.
  2.50%, due 6/15/26                         72,000          90,270
Core Laboratories, L.P.
  0.25%, due 10/31/11                       122,000         146,857
Schlumberger, Ltd.
  Series B
  2.125%, due 6/1/23                        120,000         191,850
                                                      -------------
                                                            428,977
                                                      -------------

PHARMACEUTICALS 0.2%
Teva Pharmaceutical Finance
  Co. B.V.
  Series D
  1.75%, due 2/1/26                         149,000         174,516
                                                      -------------


REAL ESTATE INVESTMENT TRUSTS 0.2%
Host Hotels & Resorts, L.P.
  3.25%, due 4/15/24 (b)                     90,000          90,000
Macerich Co. (The)
  3.25%, due 3/15/12 (b)                     31,000          28,714
Vornado Realty Trust
  3.625%, due 11/15/26                       85,000          84,043
                                                      -------------
                                                            202,757
                                                      -------------

RETAIL 0.1%
Penske Auto Group, Inc.
  3.50%, due 4/1/26                          95,000          95,831
                                                      -------------




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13

                                          PRINCIPAL
                                             AMOUNT           VALUE
CONVERTIBLE BONDS (CONTINUED)
SEMICONDUCTORS 0.1%
ON Semiconductor Corp.
  2.625%, due 12/15/26                  $    37,000   $      35,243
Teradyne, Inc.
  4.50%, due 3/15/14                         13,000          22,360
                                                      -------------
                                                             57,603
                                                      -------------

SOFTWARE 0.1%
Sybase, Inc.
  3.50%, due 8/15/29 (b)                    114,000         127,395
SYNNEX Corp.
  4.00%, due 5/15/18 (b)                     25,000          27,875
                                                      -------------
                                                            155,270
                                                      -------------

TELECOMMUNICATIONS 0.1%
Anixter International, Inc.
  1.00%, due 2/15/13                         46,000          42,378
CommScope, Inc.
  3.25%, due 7/1/15                          24,000          28,950
SBA Communications Corp.
  1.875%, due 5/1/13                         78,000          73,905
                                                      -------------
                                                            145,233
                                                      -------------
Total Convertible Bonds
  (Cost $3,509,628)                                       3,420,867
                                                      -------------



CORPORATE BONDS 30.4%
-------------------------------------------------------------------

ADVERTISING 0.4%
Interpublic Group of Cos.,
  Inc.
  6.25%, due 11/15/14                       135,000         126,394
Jostens Intermediate
  Holding Corp.
  7.625%, due 10/1/12                        65,000          65,406
Lamar Media Corp.
  6.625%, due 8/15/15                       120,000         114,600
  9.75%, due 4/1/14                          60,000          66,000
                                                      -------------
                                                            372,400
                                                      -------------

AEROSPACE & DEFENSE 0.1%
BE Aerospace, Inc.
  8.50%, due 7/1/18                          60,000          62,400
                                                      -------------


AGRICULTURE 0.6%
Alliance One International,
  Inc.
  10.00%, due 7/15/16 (b)                    65,000          67,600
Altria Group, Inc.
  9.70%, due 11/10/18                       295,000         363,194
Cargill, Inc.
  4.375%, due 6/1/13 (b)                     85,000          88,441
Reynolds American, Inc.
  7.625%, due 6/1/16                         65,000          70,015
  7.75%, due 6/1/18                          55,000          59,424
                                                      -------------
                                                            648,674
                                                      -------------

AIRLINES 0.1%
DAE Aviation Holdings, Inc.
  11.25%, due 8/1/15 (b)                    110,000          90,200
Delta Air Lines, Inc.
  (Escrow Shares)
  2.875%, due 2/6/24 (f)(h)                  55,000             605
  2.875%, due 2/18/49
  (b)(f)(h)                                  30,000             330
  8.00%, due 6/3/49 (f)(h)                   81,000             891
  8.30%, due 12/15/29
  (f)(h)                                    505,000           5,050
  9.75%, due 5/15/49 (f)(h)                   5,000              50
  10.00%, due 8/15/08
  (f)(h)                                     35,000             350
  10.375%, due 12/15/22
  (f)(h)                                     10,000             100
Northwest Airlines, Inc.
  (Escrow Shares)
  7.625%, due 11/15/23
  (f)(h)                                    117,700             288
  7.875%, due 12/31/49
  (f)(h)                                     25,000              28
  8.70%, due 3/15/49 (f)(h)                   5,000               6
  8.875%, due 6/1/49 (f)(h)                  30,000              33
  9.875%, due 3/15/37
  (f)(h)                                     65,000              71
  10.00%, due 2/1/49 (f)(h)                 168,300             185
                                                      -------------
                                                             98,187
                                                      -------------

APPAREL 0.1%
Unifi, Inc.
  11.50%, due 5/15/14                        91,000          85,540
                                                      -------------


AUTO MANUFACTURERS 1.4%
Ford Holdings LLC
  9.30%, due 3/1/30                          75,000          64,875
Harley-Davidson Funding
  Corp.
  6.80%, due 6/15/18 (b)                  1,380,000       1,371,714
                                                      -------------
                                                          1,436,589
                                                      -------------

AUTO PARTS & EQUIPMENT 0.8%
Affinia Group, Inc.
  9.00%, due 11/30/14                        35,000          33,513
  10.75%, due 8/15/16 (b)                    95,000         104,262
Allison Transmission, Inc.
  11.00%, due 11/1/15 (b)                    45,000          45,900
American Tire Distributors,
  Inc.
  6.54%, due 4/1/12 (a)                      70,000          59,588
  10.75%, due 4/1/13                         80,000          74,500
FleetPride Corp.
  11.50%, due 10/1/14 (b)                   235,000         211,794
Goodyear Tire & Rubber Co.
  (The)
  5.01%, due 12/1/09 (a)                     55,000          55,000
  8.625%, due 12/1/11                        65,000          67,031
  10.50%, due 5/15/16                       105,000         113,662




14    MainStay Diversified Income Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                                          PRINCIPAL
                                             AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
AUTO PARTS & EQUIPMENT (CONTINUED)
Johnson Controls, Inc.
  7.70%, due 3/1/15                     $    75,000   $      83,224
                                                      -------------
                                                            848,474
                                                      -------------

BANKS 2.4%
V  Agribank FCB
  9.125%, due 7/15/19                     1,600,000       1,720,397
Citigroup, Inc.
  8.125%, due 7/15/39                       140,000         162,913
GMAC LLC
  8.00%, due 11/1/31 (b)                    507,000         433,485
Morgan Stanley
  5.625%, due 9/23/19                       100,000         100,628
Zions BanCorp.
  7.75%, due 9/23/14                         65,000          58,175
                                                      -------------
                                                          2,475,598
                                                      -------------

BEVERAGES 0.1%
Constellation Brands, Inc.
  7.25%, due 9/1/16                         155,000         155,388
                                                      -------------

BUILDING MATERIALS 0.5%

Building Materials Corp. of
  America
  7.75%, due 8/1/14                          70,000          68,950
Compression Polymers Corp.
  10.50%, due 7/1/13                         55,000          46,750
Texas Industries, Inc.
  7.25%, due 7/15/13                        410,000         401,800
                                                      -------------
                                                            517,500
                                                      -------------

CHEMICALS 1.8%
Chevron Phillips Chemica
  7.00%, due 6/15/14 (b)                     95,000         105,039
Dow Chemical Co. (The)
  8.55%, due 5/15/19                        430,000         490,898
Mosaic Global Holdings,
  Inc.
  7.625%, due 12/1/16 (b)                    40,000          43,062
Nalco Co.
  8.25%, due 5/15/17 (b)                     55,000          57,750
Phibro Animal Health Corp.
  10.00%, due 8/1/13 (b)                     70,000          70,000
Rohm & Haas Co.
  7.85%, due 7/15/29                        933,000         933,759
Tronox Worldwide LLC/
  Tronox Finance Corp.
  9.50%, due 12/1/12 (f)                    230,000         144,325
Westlake Chemical Corp.
  6.625%, due 1/15/16                       105,000          98,962
                                                      -------------
                                                          1,943,795
                                                      -------------

COAL 0.1%
Peabody Energy Corp.
  7.375%, due 11/1/16                        70,000          70,700
  7.875%, due 11/1/26                        60,000          58,500
                                                      -------------
                                                            129,200
                                                      -------------

COMMERCIAL SERVICES 0.6%
Cardtronics, Inc.
  9.25%, due 8/15/13                         65,000          65,975
Great Lakes Dredge & Dock
  Corp.
  7.75%, due 12/15/13                       100,000          97,500
iPayment, Inc.
  9.75%, due 5/15/14                        180,000         131,400
Language Line, Inc.
  11.125%, due 6/15/12                      125,000         128,594
Lender Processing Services,
  Inc.
  8.125%, due 7/1/16                         85,000          89,462
Quebecor World, Inc.
  (Litigation Recovery
  Trust-Escrow Shares)
  6.50%, due 8/1/49
  (c)(e)(h)                                   5,000             260
  9.75%, due 1/15/49
     (b)(c)(e)(h)                           160,000           8,320
Service Corp. International
  7.625%, due 10/1/18                        90,000          89,325
                                                      -------------
                                                            610,836
                                                      -------------

COMPUTERS 0.2%
SunGard Data Systems, Inc.
  4.875%, due 1/15/14                        40,000          36,000
  10.625%, due 5/15/15 (b)                  115,000         123,913
                                                      -------------
                                                            159,913
                                                      -------------

DISTRIBUTION & WHOLESALE 0.1%
ACE Hardware Corp.
  9.125%, due 6/1/16 (b)                    110,000         117,150
                                                      -------------


DIVERSIFIED FINANCIAL SERVICES 0.4%
AmeriCredit Corp.
  8.50%, due 7/1/15                         160,000         151,200
Citigroup, Inc.
  8.50%, due 5/22/19                         45,000          52,601
Janus Capital Group, Inc.
  6.95%, due 6/15/17                        140,000         133,084
LaBranche & Co., Inc.
  11.00%, due 5/15/12                        75,000          72,094
                                                      -------------
                                                            408,979
                                                      -------------

ELECTRIC 2.0%
AES Eastern Energy, L.P.
  Series 1999-A
  9.00%, due 1/2/17                         282,605         276,953
Calpine Construction
  Finance Co., L.P./ CCFC
  Finance Corp.
  8.00%, due 6/1/16 (b)                     300,000         304,500


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15

                                          PRINCIPAL
                                             AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
ELECTRIC (CONTINUED)
Calpine Corp.
  7.25%, due 10/15/17 (b)               $   278,000   $     262,015
Energy Future Holdings
  Corp.
  10.875%, due 11/1/17                      145,000         100,775
Ipalco Enterprises, Inc.
  7.25%, due 4/1/16 (b)                     160,000         161,200
Majapahit Holding B.V.
  7.75%, due 1/20/20 (b)                    300,000         297,456
NRG Energy, Inc.
  7.25%, due 2/1/14                          70,000          69,475
  7.375%, due 2/1/16                        120,000         119,250
PNM Resources, Inc.
  9.25%, due 5/15/15                         75,000          77,437
Reliant Energy Mid-Atlantic
  Power Holdings LLC
  Series C
  9.681%, due 7/2/26                        145,000         152,250
Reliant Energy, Inc.
  7.625%, due 6/15/14                        35,000          34,125
  7.875%, due 6/15/17                       210,000         205,800
                                                      -------------
                                                          2,061,236
                                                      -------------

ELECTRICAL COMPONENTS & EQUIPMENT 0.2%
Belden, Inc.
  7.00%, due 3/15/17                        250,000         241,250
                                                      -------------


ENTERTAINMENT 1.1%
American Casino &
  Entertainment Properties
  LLC
  11.00%, due 6/15/14 (b)                   105,000          92,400
Chukchansi Economic
  Development Authority
  8.00%, due 11/15/13 (b)                    45,000          29,250
Isle of Capri Casinos, Inc.
  7.00%, due 3/1/14                          82,000          73,185
Jacobs Entertainment, Inc.
  9.75%, due 6/15/14                        115,000         104,650
Mohegan Tribal Gaming
  Authority
  6.875%, due 2/15/15                        10,000           6,600
Peninsula Gaming LLC
  8.375%, due 8/15/15 (b)                   155,000         153,837
Penn National Gaming, Inc.
  6.75%, due 3/1/15                         110,000         105,050
  6.875%, due 12/1/11                       135,000         134,663
Pinnacle Entertainment,
  Inc.
  8.25%, due 3/15/12                         98,000          98,000
Speedway Motorsports, Inc.
  6.75%, due 6/1/13                         290,000         285,650
United Artists Theatre
  Circuit, Inc.
  Series BA7
  9.30%, due 7/1/15 (c)(e)                   65,831          39,498
Vail Resorts, Inc.
  6.75%, due 2/15/14                         45,000          44,719
                                                      -------------
                                                          1,167,502
                                                      -------------

ENVIRONMENTAL CONTROLS 0.3%
Allied Waste North America,
  Inc.
  6.125%, due 2/15/14                        90,000          92,286
Geo Sub Corp.
  11.00%, due 5/15/12                       260,000         237,900
                                                      -------------
                                                            330,186
                                                      -------------

FINANCE--AUTO LOANS 0.5%
Ford Motor Credit Co. LLC
  7.25%, due 10/25/11                       230,000         225,583
  7.875%, due 6/15/10                         5,000           5,049
  8.00%, due 6/1/14                         300,000         291,688
                                                      -------------
                                                            522,320
                                                      -------------

FINANCE--OTHER SERVICES 0.5%
American Real Estate
  Partners, L.P./
  American Real Estate
  Finance Corp.
  8.125%, due 6/1/12                        530,000         530,000
                                                      -------------


FOOD 0.2%
American Stores Co.
  8.00%, due 6/1/26                          55,000          49,500
ASG Consolidated LLC/ASG
  Finance, Inc.
  11.50%, due 11/1/11                        95,000          92,863
Tyson Foods, Inc.
  10.50%, due 3/1/14                         80,000          91,200
                                                      -------------
                                                            233,563
                                                      -------------

FOREST PRODUCTS & PAPER 0.8%
Bowater, Inc.
  9.375%, due 12/15/21 (f)                  195,000          52,650
Domtar Corp.
  7.875%, due 10/15/11                      170,000         176,800
Georgia-Pacific Corp.
  7.00%, due 1/15/15 (b)                    290,000         292,900
  7.125%, due 1/15/17 (b)                   102,000         103,020
  8.00%, due 1/15/24                         68,000          68,680
  8.875%, due 5/15/31                       160,000         164,000
                                                      -------------
                                                            858,050
                                                      -------------

HAND & MACHINE TOOLS 0.0%++
Thermadyne Holdings Corp.
  9.25%, due 2/1/14                          55,000          48,125
                                                      -------------






16    MainStay Diversified Income Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                                          PRINCIPAL
                                             AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
HEALTH CARE--PRODUCTS 0.5%
Biomet, Inc.
  10.00%, due 10/15/17                  $    60,000   $      64,875
  11.625%, due 10/15/17                      95,000         104,144
Hanger Orthopedic Group,
  Inc.
  10.25%, due 6/1/14                        165,000         174,900
Invacare Corp.
  9.75%, due 2/15/15                        175,000         185,062
ReAble Therapeutics Finance
  LLC/
  ReAble Therapeutics
  Finance Corp.
  11.75%, due 11/15/14                       45,000          45,000
                                                      -------------
                                                            573,981
                                                      -------------

HEALTH CARE--SERVICES 1.3%
Alliance Imaging, Inc.
  7.25%, due 12/15/12                       100,000          97,500
  Series B
  7.25%, due 12/15/12                       125,000         121,875
Community Health Systems,
  Inc.
  8.875%, due 7/15/15                       180,000         185,400
HCA, Inc.
  5.75%, due 3/15/14                        125,000         116,250
  6.30%, due 10/1/12                        305,000         298,900
  6.375%, due 1/15/15                        35,000          32,725
  9.00%, due 12/15/14                        10,000          10,076
Highmark, Inc.
  6.80%, due 8/15/13 (b)(c)                 245,000         256,615
Skilled Healthcare Group,
  Inc.
  11.00%, due 1/15/14                        52,000          54,080
Sun Healthcare Group, Inc.
  9.125%, due 4/15/15                        70,000          70,875
Vanguard Health Holding Co.
  II LLC
  9.00%, due 10/1/14                         75,000          78,000
                                                      -------------
                                                          1,322,296
                                                      -------------

HOLDING COMPANY--DIVERSIFIED 0.2%
Leucadia National Corp.
  8.125%, due 9/15/15                       190,000         192,375
                                                      -------------


HOUSEHOLD PRODUCTS & WARES 0.1%
Jarden Corp.
  7.50%, due 5/1/17                          75,000          73,875
Libbey Glass, Inc.
  8.26%, due 6/1/11 (a)                      80,000          77,400
                                                      -------------
                                                            151,275
                                                      -------------

INSURANCE 0.7%
Crum & Forster Holdings
  Corp.
  7.75%, due 5/1/17                         290,000         273,325
HUB International Holdings,
  Inc.
  9.00%, due 12/15/14 (b)                   195,000         186,225
Lumbermens Mutual Casualty
  Co.
  8.45%, due 12/1/97 (b)(f)                  35,000             350
  9.15%, due 7/1/26 (b)(f)                  535,000           5,350
Phoenix Life Insurance Co.
  7.15%, due 12/15/34 (b)                    95,000          30,301
USI Holdings Corp.
  4.315%, due 11/15/14
  (a)(b)                                     35,000          28,875
  9.75%, due 5/15/15 (b)                     95,000          84,550
Willis North America, Inc.
  6.20%, due 3/28/17                        105,000         102,720
                                                      -------------
                                                            711,696
                                                      -------------

INTERNET 0.1%
Expedia, Inc.
  7.456%, due 8/15/18                        10,000          10,575
  8.50%, due 7/1/16 (b)                     125,000         130,938
                                                      -------------
                                                            141,513
                                                      -------------

IRON & STEEL 0.9%
Allegheny Ludlum Corp.
  6.95%, due 12/15/25                       870,000         770,767
Allegheny Technologies,
  Inc.
  8.375%, due 12/15/11                      185,000         195,944
                                                      -------------
                                                            966,711
                                                      -------------

LODGING 0.3%
Boyd Gaming Corp.
  7.75%, due 12/15/12                        60,000          59,550
Seminole Hard Rock
  Entertainment,
  Inc./Seminole Hard Rock
  International LLC
  2.799%, due 3/15/14
  (a)(b)                                    125,000         100,625
Sheraton Holding Corp.
  7.375%, due 11/15/15                       85,000          84,575
Starwood Hotels & Resorts
  Worldwide, Inc.
  7.875%, due 5/1/12                         70,000          72,800
                                                      -------------
                                                            317,550
                                                      -------------

MACHINERY--CONSTRUCTION & MINING 0.1%
Caterpillar, Inc.
  6.05%, due 8/15/36                         70,000          77,031
                                                      -------------


MEDIA 1.0%
Charter Communications
  Operating LLC
  8.00%, due 4/30/12 (b)                    185,000         187,775
  8.375%, due 4/30/14 (b)                    80,000          81,400
CSC Holdings, Inc.
  6.75%, due 4/15/12                         75,000          78,000
CW Media Holdings, Inc.
  13.50%, due 8/15/15
  (b)(i)                                     45,000          45,900


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              17

                                          PRINCIPAL
                                             AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
MEDIA (CONTINUED)
HSN, Inc.
  11.25%, due 8/1/16                    $   130,000   $     141,700
ION Media Networks, Inc.
  9.041%, due 1/15/13
  (b)(f)(i)                                  62,751           1,020
Morris Publishing Group LLC
  7.00%, due 8/1/13 (f)                     220,000          61,600
Rainbow National Services
  LLC
  8.75%, due 9/1/12 (b)                      90,000          91,350
  10.375%, due 9/1/14 (b)                   145,000         152,250
Time Warner Cable, Inc.
  8.25%, due 2/14/14                        140,000         164,196
Vertis, Inc.
  18.50%, due 10/1/12 (i)                    76,997          40,808
Ziff Davis Media, Inc.
  8.788%, due 7/15/11
  (c)(e)                                     39,397           9,455
                                                      -------------
                                                          1,055,454
                                                      -------------

METAL FABRICATE & HARDWARE 0.1%
Mueller Water Products,
  Inc.
  7.375%, due 6/1/17                         80,000          69,200
Neenah Foundary Co.
  9.50%, due 1/1/17                         150,000          75,750
                                                      -------------
                                                            144,950
                                                      -------------

MINING 0.3%
Freeport-McMoRan Copper &
  Gold, Inc.
  3.881%, due 4/1/15 (a)                    110,000         111,212
  8.25%, due 4/1/15                          55,000          58,988
  8.375%, due 4/1/17                         90,000          96,750
                                                      -------------
                                                            266,950
                                                      -------------

MISCELLANEOUS--MANUFACTURING 0.4%
Actuant Corp.
  6.875%, due 6/15/17                        70,000          65,975
Polypore, Inc.
  8.75%, due 5/15/12                        135,000         133,987
RBS Global, Inc./Rexnord
  Corp.
  9.50%, due 8/1/14                         100,000          99,000
SPX Corp.
  7.625%, due 12/15/14                      150,000         154,500
                                                      -------------
                                                            453,462
                                                      -------------

OFFICE EQUIPMENT/SUPPLIES 0.2%
Xerox Corp.
  8.25%, due 5/15/14                        160,000         184,348
                                                      -------------


OIL & GAS 3.0%
Atlas Energy Operating Co.
  LLC/
  Atlas Energy Finance
  Corp.
  12.125%, due 8/1/17                        55,000          59,950
Chaparral Energy, Inc.
  8.50%, due 12/1/15                        300,000         262,500
Chesapeake Energy Corp.
  6.625%, due 1/15/16                       255,000         245,119
  6.875%, due 11/15/20                       25,000          23,000
Forest Oil Corp.
  8.00%, due 12/15/11                       200,000         205,500
Frontier Oil Corp.
  8.50%, due 9/15/16                        100,000         102,000
Hilcorp Energy I,
  L.P./Hilcorp Finance Co.
  7.75%, due 11/1/15 (b)                     60,000          57,300
  9.00%, due 6/1/16 (b)                     100,000         100,000
Holly Corp.
  9.875%, due 6/15/17 (b)                   140,000         144,900
Linn Energy LLC
  9.875%, due 7/1/18                        100,000         102,000
  11.75%, due 5/15/17 (b)                    60,000          66,675
Mariner Energy, Inc.
  7.50%, due 4/15/13                         95,000          92,625
Newfield Exploration Co.
  6.625%, due 9/1/14                        215,000         212,312
  6.625%, due 4/15/16                        15,000          14,775
  7.125%, due 5/15/18                       115,000         115,431
Parker Drilling Co.
  9.625%, due 10/1/13                        80,000          80,800
Pemex Project Funding
  Master Trust
  5.75%, due 3/1/18                         320,000         316,800
PetroHawk Energy Corp.
  7.875%, due 6/1/15                         60,000          60,600
  9.125%, due 7/15/13                        70,000          72,450
  10.50%, due 8/1/14                         10,000          10,900
Petroquest Energy, Inc.
  10.375%, due 5/15/12                      125,000         123,125
Plains Exploration &
  Production Co.
  7.00%, due 3/15/17                         95,000          90,250
  10.00%, due 3/1/16                        110,000         117,700
Range Resources Corp.
  8.00%, due 5/15/19                         70,000          72,625
SandRidge Energy, Inc.
  8.00%, due 6/1/18 (b)                      70,000          69,300
Stone Energy Corp.
  6.75%, due 12/15/14                       100,000          83,000
Venoco, Inc.
  8.75%, due 12/15/11                         1,000           1,025
Whiting Petroleum Corp.
  7.00%, due 2/1/14                         300,000         298,875
                                                      -------------
                                                          3,201,537
                                                      -------------





18    MainStay Diversified Income Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                                          PRINCIPAL
                                             AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
OIL & GAS SERVICES 0.1%
Allis-Chalmers Energy, Inc.
  9.00%, due 1/15/14                    $    44,000   $      37,180
Complete Production
  Services, Inc.
  8.00%, due 12/15/16                       100,000          94,750
                                                      -------------
                                                            131,930
                                                      -------------

PACKAGING & CONTAINERS 0.2%
Owens-Brockway Glass
  Container, Inc.
  7.375%, due 5/15/16                       140,000         141,400
Silgan Holdings, Inc.
  7.25%, due 8/15/16 (b)                     55,000          55,825
                                                      -------------
                                                            197,225
                                                      -------------

PHARMACEUTICALS 0.8%
Catalent Pharma Solutions,
  Inc.
  10.25%, due 4/15/15 (i)                   152,431         132,615
Medco Health Solutions,
  Inc.
  7.25%, due 8/15/13                        240,000         269,180
NBTY, Inc.
  7.125%, due 10/1/15                        60,000          58,650
Valeant Pharmaceuticals
  International
  8.375%, due 6/15/16 (b)                   220,000         224,950
Warner Chilcott Corp.
  8.75%, due 2/1/15                         110,000         113,850
                                                      -------------
                                                            799,245
                                                      -------------

PIPELINES 0.7%
ANR Pipeline Co.
  9.625%, due 11/1/21                        45,000          62,395
Copano Energy LLC
  8.125%, due 3/1/16                        115,000         112,412
Copano Energy LLC/Copano
  Energy Finance Corp.
  7.75%, due 6/1/18                          55,000          52,938
El Paso Natural Gas Co.
  7.50%, due 11/15/26                        25,000          27,183
  7.625%, due 8/1/10                        205,000         204,361
MarkWest Energy Partners,
  L.P./
  MarkWest Energy Finance
  Corp.
  Series B
  6.875%, due 11/1/14                       145,000         137,750
  8.50%, due 7/15/16                         40,000          40,600
  8.75%, due 4/15/18                         70,000          71,575
Regency Energy
  Partners/Regency Energy
  Finance Corp.
  8.375%, due 12/15/13                       50,000          51,250
                                                      -------------
                                                            760,464
                                                      -------------

REAL ESTATE INVESTMENT TRUSTS 0.5%
Host Hotels & Resorts, L.P.
  6.875%, due 11/1/14                       115,000         112,413
Host Marriott, L.P.
  6.375%, due 3/15/15                        40,000          38,200
  Series M
  7.00%, due 8/15/12                         40,000          40,150
Omega Healthcare Investors,
  Inc.
  7.00%, due 4/1/14                         125,000         122,187
Trustreet Properties, Inc.
  7.50%, due 4/1/15                         180,000         190,777
                                                      -------------
                                                            503,727
                                                      -------------

RETAIL 0.9%
Amerigas Partners, L.P.
  7.25%, due 5/20/15                         60,000          59,100
AutoNation, Inc.
  2.284%, due 4/15/13 (a)                    60,000          56,700
CVS Caremark Corp.
  5.789%, due 1/10/26
  (b)(e)                                     92,626          89,558
Freedom Group, Inc.
  10.25%, due 8/1/15 (b)                     80,000          84,400
Home Depot, Inc.
  5.40%, due 3/1/16                          60,000          63,320
Penske Auto Group, Inc.
  7.75%, due 12/15/16                        65,000          62,725
Rite Aid Corp.
  9.375%, due 12/15/15                       30,000          24,900
  9.50%, due 6/15/17                         90,000          73,350
Star Gas Partners,
  L.P./Star Gas
  Finance Co.
  Series B
  10.25%, due 2/15/13                       171,000         172,710
Susser Holdings LLC/Susser
  Finance Corp.
  10.625%, due 12/15/13                     160,000         165,600
TJX Cos., Inc.
  6.95%, due 4/15/19                         40,000          46,986
Wendy's International, Inc.
  6.25%, due 11/15/11                        25,000          25,625
                                                      -------------
                                                            924,974
                                                      -------------

SOFTWARE 0.1%
SS&C Technologies, Inc.
  11.75%, due 12/1/13                       145,000         152,250
                                                      -------------


TELECOMMUNICATIONS 2.0%
Alcatel-Lucent USA, Inc.
  6.45%, due 3/15/29                        285,000         223,725
CC Holdings GS V LLC/Crown
  Castle GS III Corp.
  7.75%, due 5/1/17 (b)                     230,000         241,500


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              19

                                          PRINCIPAL
                                             AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
TELECOMMUNICATIONS (CONTINUED)
Centennial Cellular
  Operating Co./
  Centennial Communications
  Corp.
  10.125%, due 6/15/13                  $   170,000   $     175,525
Centennial Communications
  Corp./
  Cellular Operating Co.
  LLC/
  Puerto Rico Operations
  8.125%, due 2/1/14                         25,000          25,844
DigitalGlobe, Inc.
  10.50%, due 5/1/14 (b)                     65,000          70,200
GCI, Inc.
  7.25%, due 2/15/14                        135,000         130,612
New Cingular Wireless
  Services, Inc.
  8.75%, due 3/1/31                         150,000         197,790
NII Capital Corp.
  10.00%, due 8/15/16 (b)                   200,000         211,000
PAETEC Holding Corp.
  9.50%, due 7/15/15                          5,000           4,575
Qwest Communications
  International, Inc.
  7.25%, due 2/15/11                        190,000         190,000
Qwest Corp.
  7.50%, due 10/1/14                        180,000         181,800
  8.875%, due 3/15/12                       100,000         105,250
Sprint Nextel Corp.
  8.375%, due 8/15/17                       205,000         197,825
Verizon Wireless Capital
  LLC
  7.375%, due 11/15/13 (b)                  100,000         115,591
                                                      -------------
                                                          2,071,237
                                                      -------------

TEXTILES 0.3%
INVISTA
  9.25%, due 5/1/12 (b)                     355,000         358,550
                                                      -------------


TRANSPORTATION 0.2%
KAR Holdings, Inc.
  8.75%, due 5/1/14                          10,000          10,113
  10.00%, due 5/1/15                        190,000         194,750
                                                      -------------
                                                            204,863
                                                      -------------

TRUCKING & LEASING 0.1%
Greenbrier Cos., Inc.
  8.375%, due 5/15/15                        70,000          53,988
                                                      -------------
Total Corporate Bonds
  (Cost $31,558,803)                                     31,982,437
                                                      -------------



FOREIGN BONDS 24.0%
-------------------------------------------------------------------

ARGENTINA 1.4%
V  Republic of Argentina
  2.50%, due 12/31/38                     4,000,000       1,420,000
                                                      -------------


AUSTRALIA 1.8%
V  Australia Government
  Bond
  6.25%, due 6/15/14                   A$ 2,005,000       1,873,076
                                                      -------------


AUSTRIA 1.0%
Republic of Austria
  4.65%, due 1/15/18                 E      643,000       1,027,405
                                                      -------------


BRAZIL 2.0%
V  Brazil Notas do Tesouro
  Nacional
  Series F
  10.00%, due 1/1/14                   B$ 2,790,000       1,506,107
Federal Republic of Brazil
  5.625%, due 1/7/41                    $   400,000         376,000
  7.125%, due 1/20/37                       200,000         230,500
                                                      -------------
                                                          2,112,607
                                                      -------------

CANADA 0.2%
Shaw Communications, Inc.
  7.50%, due 11/20/13                  C$   225,000         237,227
                                                      -------------


COLOMBIA 0.7%
Republic of Colombia
  6.125%, due 1/18/41                   $   400,000         380,000
  8.125%, due 5/21/24                       300,000         355,500
                                                      -------------
                                                            735,500
                                                      -------------

EL SALVADOR 0.4%
Republic of El Salvador
  7.65%, due 6/15/35                        200,000         200,000
  8.25%, due 4/10/32 (b)                    200,000         204,000
                                                      -------------
                                                            404,000
                                                      -------------

GABON 0.3%
Gabonese Republic
  8.20%, due 12/12/17 (b)                   300,000         309,375
                                                      -------------


GERMANY 4.7%
V  Republic of Germany
  3.75%, due 1/4/17                       2,135,000       3,312,867
  4.25%, due 7/4/14                       1,015,000       1,614,284
                                                      -------------
                                                          4,927,151
                                                      -------------





20    MainStay Diversified Income Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                                          PRINCIPAL
                                             AMOUNT           VALUE
FOREIGN BONDS (CONTINUED)
INDONESIA 2.6%
V  Republic of Indonesia
  10.375%, due 5/4/14 (b)               $   650,000   $     780,000
  11.625%, due 3/4/19 (b)                 1,400,000       1,932,000
                                                      -------------
                                                          2,712,000
                                                      -------------


LEBANON 0.3%
Republic of Lebanon
  Series Reg S
  8.25%, due 4/12/21                        275,000         301,813
                                                      -------------



LITHUANIA 0.5%
Republic of Lithuania
  6.75%, due 1/15/15 (b)                    500,000         502,993
                                                      -------------


MEXICO 1.6%
V  United Mexican States
  7.25%, due 12/15/16                 M$ 23,075,000       1,697,803
                                                      -------------


PANAMA 1.1%
Republic of Panama
  6.70%, due 1/26/36                    $   243,000         255,150
  8.875%, due 9/30/27                       325,000         409,500
  9.375%, due 4/1/29                        350,000         476,000
                                                      -------------
                                                          1,140,650
                                                      -------------

PERU 0.3%
Republic of Peru
  6.55%, due 3/14/37                        300,000         312,000
                                                      -------------


PHILIPPINES 0.3%
Republic of Philippines
  9.50%, due 2/2/30                         250,000         331,875
                                                      -------------


RUSSIA 0.7%
Russian Federation
  7.50%, due 3/31/30                        705,000         784,383
                                                      -------------


SOUTH AFRICA 1.0%
Republic of South Africa
  6.875%, due 5/27/19                       900,000       1,004,625
                                                      -------------


SRI LANKA 0.2%
Republic of Sri Lanka
  7.40%, due 1/22/15 (b)                    200,000         200,000
                                                      -------------

TURKEY 0.8%
Republic of Turkey
  (zero coupon), due
  1/13/10                             TRY   234,000         153,440
  7.375%, due 2/5/25                        470,000         515,825
  7.50%, due 7/14/17                        200,000         223,250
                                                      -------------
                                                            892,515
                                                      -------------

UKRAINE 0.3%
Ukraine Government
  6.875%, due 3/4/11 (b)                    175,000         161,000
  7.65%, due 6/11/13 (b)                    200,000         170,000
                                                      -------------
                                                            331,000
                                                      -------------

URUGUAY 0.7%
Republic of Uruguay
  9.25%, due 5/17/17                        450,000         556,875
Republica of Uruguay
  6.875%, due 9/28/25                       200,000         207,000
                                                      -------------
                                                            763,875
                                                      -------------

VENEZUELA 1.1%
Republic of Venezuela
  6.00%, due 12/9/20                      1,500,000         862,500
  9.25%, due 5/7/28                         475,000         338,437
                                                      -------------
                                                          1,200,937
                                                      -------------
Total Foreign Bonds
  (Cost $22,217,681)                                     25,222,810
                                                      -------------



LOAN ASSIGNMENTS & PARTICIPATIONS 1.3% (J)
-------------------------------------------------------------------


AEROSPACE & DEFENSE 0.1%
DAE Aviation Holdings, Inc.
  Tranche B2 Term Loan
  4.01%, due 7/31/14                         46,449          43,198
  Tranche B1 Term Loan
  4.04%, due 7/31/14                         47,479          44,155
                                                      -------------
                                                             87,353
                                                      -------------

AUTO MANUFACTURERS 0.1%
Ford Motor Co.
  Term Loan
  3.288%, due 12/16/13                      168,710         149,967
                                                      -------------

ELECTRIC 0.3%
Calpine Corp.
  First Priority Term Loan
  3.165%, due 3/29/14                        60,963          55,971
Texas Competitive Electric
  Holdings Co. LLC
  Term Loan B2
  3.745%, due 10/10/14                      225,400         174,227


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              21

                                          PRINCIPAL
                                             AMOUNT           VALUE
LOAN ASSIGNMENTS & PARTICIPATIONS (CONTINUED)
ELECTRIC (CONTINUED)
  Term Loan B3
  3.745%, due 10/10/14                  $    98,000   $      75,038
                                                      -------------
                                                            305,236
                                                      -------------

HEALTH CARE--SERVICES 0.4%
Community Health Systems,
  Inc.
  Term Loan
  2.61%, due 7/25/14                        180,466         168,036
HCA, Inc.
  Term Loan B
  2.533%, due 11/18/13                      303,544         282,339
                                                      -------------
                                                            450,375
                                                      -------------

MACHINERY 0.0%++
BHM Technologies LLC
  Exit Term Loan B
  8.50%, due 11/26/10
  (c)(e)                                    110,544          32,610
                                                      -------------


MEDIA 0.3%
Charter Communications
  Operating LLC
  Replacement Term Loan
  6.25%, due 3/6/14                          99,242          89,974
Nielsen Finance LLC
  Class A Term Loan
  2.244%, due 8/9/13                        179,355         166,551
                                                      -------------
                                                            256,525
                                                      -------------

RETAIL 0.1%
Toys 'R' Us (Delaware),
  Inc.
  Term Loan
  5.244%, due 1/19/13                       145,000         131,769
                                                      -------------
Total Loan Assignments &
  Participations
  (Cost $1,733,340)                                       1,413,835
                                                      -------------


MORTGAGE-BACKED SECURITIES 0.4%
-------------------------------------------------------------------

COMMERCIAL MORTGAGE LOANS
  (COLLATERALIZED MORTGAGE OBLIGATIONS) 0.4%
Banc of America Commercial
  Mortgage, Inc.
  Series 2005-5, Class A2
  5.001%, due 10/10/45                      249,313         251,484
Bayview Commercial Asset
  Trust
  Series 2006-4A, Class A1
  0.474%, due 12/25/36
  (a)(b)(c)                                  79,263          48,700
LB-UBS Commercial Mortgage
  Trust
  Series 2004-C2, Class A2
  3.246%, due 3/15/29                        73,954          74,074
Timberstar Trust
  Series 2006-1, Class A
  5.668%, due 10/15/36
  (b)(e)                                     40,000          36,800
                                                      -------------
Total Mortgage-Backed
  Securities
  (Cost $442,019)                                           411,058
                                                      -------------


MUNICIPAL BONDS 1.4%
-------------------------------------------------------------------

CALIFORNIA 1.0%
State of California
  Series 3
  7.50%, due 4/1/34                       1,000,000       1,040,060
                                                      -------------


OHIO 0.2%
Buckeye, Ohio, Tobacco
  Settlement Financing
  Authority
  5.75%, due 6/1/34                         250,000         210,237
                                                      -------------



TEXAS 0.1%
Harris County Texas
  Industrial Development
  Corp.
  Solid Waste Deer Park
  5.683%, due 3/1/23                        120,000         120,077
                                                      -------------


WEST VIRGINIA 0.1%
Tobacco Settlement Finance
  Authority of West
  Virginia
  7.467%, due 6/1/47                        100,000          79,590
                                                      -------------
Total Municipal Bonds
  (Cost $1,560,987)                                       1,449,964
                                                      -------------


U.S. GOVERNMENT & FEDERAL AGENCIES 6.6%
-------------------------------------------------------------------

FANNIE MAE (COLLATERALIZED MORTGAGE OBLIGATION) 0.1%
  Series 2006-B1, Class AB
  6.00%, due 6/25/16                         74,006          77,006
                                                      -------------


FEDERAL HOME LOAN MORTGAGE CORPORATION
  (MORTGAGE PASS-THROUGH SECURITIES) 0.2%
  3.00%, due 8/1/10                          39,535          39,783
  4.31%, due 3/1/35 (a)                      58,457          60,651
  5.043%, due 6/1/35 (a)                    138,286         144,696
                                                      -------------
                                                            245,130
                                                      -------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION 1.3%
  4.625%, due 5/1/13                      1,135,000       1,198,106
  5.125%, due 1/2/14                        150,000         159,956
                                                      -------------
                                                          1,358,062
                                                      -------------





22    MainStay Diversified Income Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                                          PRINCIPAL
                                             AMOUNT           VALUE
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
V  FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) 1.6%
  5.50%, due 10/1/38                    $ 1,435,240   $   1,515,996
  6.00%, due 9/1/34                          65,149          69,713
  6.00%, due 9/1/35                          67,499          72,412
                                                      -------------
                                                          1,658,121
                                                      -------------

FREDDIE MAC (COLLATERALIZED MORTGAGE OBLIGATION) 0.1%
  Series 2632, Class NH
  3.50%, due 6/15/13                        110,318         112,487
                                                      -------------


GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITY) 0.0%++
  6.00%, due 8/15/32                              2               2
                                                      -------------


OVERSEAS PRIVATE INVESTMENT CORPORATION 1.1%
  5.142%, due 12/15/23                    1,110,024       1,179,700
                                                      -------------


UNITED STATES TREASURY BONDS 0.6%
  3.50%, due 2/15/39                        570,000         499,640
  4.25%, due 5/15/39                        200,000         200,469
                                                      -------------
                                                            700,109
                                                      -------------

UNITED STATES TREASURY NOTES 0.5%
  3.625%, due 8/15/19                       115,000         117,210
  4.75%, due 8/15/17                         80,000          88,931
  4.875%, due 8/15/16                       270,000         303,181
                                                      -------------
                                                            509,322
                                                      -------------

UNITED STATES TREASURY INFLATION INDEXED NOTE 1.1%
  2.625%, due 7/15/17                     1,041,240       1,145,771
                                                      -------------
Total U.S. Government &
  Federal Agencies
  (Cost $6,565,781)                                       6,985,710
                                                      -------------


YANKEE BONDS 24.0% (K)
-------------------------------------------------------------------

ADVERTISING 1.0%
Cia de Saneamento Basico do
  Estado de Sao Paulo
  7.50%, due 11/3/16 (b)                    215,000         233,812
Independencia
  International, Ltd.
  9.875%, due 1/31/17 (f)                   100,000          20,000
Odebrecht Finance, Ltd.
  7.50%, due 10/18/17 (b)                   250,000         254,375
TNK-BP Finance S.A.
  7.875%, due 3/13/18 (b)                   200,000         202,500
UBS Luxembourg S.A. for
  OJSC
  Vimpel Communications
  Series Reg S
  8.25%, due 5/23/16 (b)                    300,000         304,125
                                                      -------------
                                                          1,014,812
                                                      -------------

AEROSPACE & DEFENSE 0.2%
Embraer Overseas, Ltd.
  6.375%, due 1/15/20                       200,000         189,500
                                                      -------------


AIRLINES 0.4%
TAM Capital 2, Inc.
  9.50%, due 1/29/20 (b)                    400,000         377,000
                                                      -------------


BANKS 2.0%
Industrial Bank of Korea
  7.125%, due 4/23/14 (b)                   300,000         330,423
Kookmin Bank
  7.25%, due 5/14/14 (b)                    500,000         553,831
National Agricultural Co.
  5.00%, due 9/30/14 (b)                    400,000         407,131
Royal Bank of Scotland
  Group PLC
  6.40%, due 10/21/19                        50,000          50,987
Royal Bank of Scotland PLC
  (The)
  4.875%, due 8/25/14 (b)                   125,000         127,220
RSHB Capital S.A. for OJSC
  Russian Agricultural Bank
  6.97%, due 9/21/16                        400,000         386,000
Woori Bank
  7.00%, due 2/2/15 (b)                     200,000         215,947
                                                      -------------
                                                          2,071,539
                                                      -------------

BEVERAGES 0.1%
Coca-Cola HBC Finance B.V.
  5.125%, due 9/17/13                        50,000          53,569
                                                      -------------


BUILDING MATERIALS 0.2%
Asia Aluminum Holdings,
  Ltd.
  8.00%, due 12/23/11
  (b)(f)                                    500,000          78,750
Voto-Votorantim Overseas
  Trading Operations N.V.
  6.625%, due 9/25/19 (b)                   200,000         192,000
                                                      -------------
                                                            270,750
                                                      -------------

CHEMICALS 0.1%
Nova Chemicals Corp.
  4.538%, due 11/15/13 (a)                   65,000          58,500
  8.375%, due 11/1/16 (b)                    80,000          80,400
                                                      -------------
                                                            138,900
                                                      -------------



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              23

                                          PRINCIPAL
                                             AMOUNT           VALUE
YANKEE BONDS (CONTINUED)
COAL 0.2%
Raspadskaya Securities,
  Ltd.
  7.50%, due 5/22/12                    $   260,000   $     259,025
                                                      -------------


DIVERSIFIED FINANCIAL SERVICES 0.7%
Macquarie Group, Ltd.
  7.625%, due 8/13/19 (b)                   700,000         773,185
                                                      -------------


ELECTRIC 2.7%
Abu Dhabi National Energy
  Co.
  Series Reg S
  7.25%, due 8/1/18                         500,000         535,625
  7.25%, due 8/1/18 (b)                     225,000         242,903
AES China Generating Co.,
  Ltd.
  8.25%, due 6/26/10                        227,000         221,233
Centrais Eletricas
  Brasileiras S.A.
  6.875%, due 7/30/19 (b)                   500,000         523,750
Intergen N.V.
  9.00%, due 6/30/17 (b)                     65,000          67,600
Korea Hydro & Nuclear Power
  6.25%, due 6/17/14 (b)                    400,000         428,209
Majapahit Holding B.V.
  8.00%, due 8/7/19 (b)                     400,000         408,000
Taqa Abu Dhabi National
  Energy Co.
  6.25%, due 9/16/19 (b)                    400,000         403,124
                                                      -------------
                                                          2,830,444
                                                      -------------

ENERGY--ALTERNATE SOURCES 0.1%
Paiton Energy Funding B.V.
  9.34%, due 2/15/14                         96,105          97,066
                                                      -------------


ENGINEERING & CONSTRUCTION 0.4%
Odebrecht Finance, Ltd.
  7.00%, due 4/21/20 (b)                    400,000         378,000
                                                      -------------


ENTERTAINMENT 0.6%
Galaxy Entertainment
  Finance Co., Ltd.
  Series Reg S
  9.875%, due 12/15/12                      500,000         490,000
  9.875%, due 12/15/12 (b)                  125,000         122,500
                                                      -------------
                                                            612,500
                                                      -------------

FOREST PRODUCTS & PAPER 0.2%
Catalyst Paper Corp.
  Series D
  8.625%, due 6/15/11                        40,000          25,200
Smurfit Capital Funding PLC
  7.50%, due 11/20/25                       300,000         237,000
                                                      -------------
                                                            262,200
                                                      -------------

HEALTH CARE--PRODUCTS 0.2%
DJO Finance LLC/DJO Finance
  Corp.
  10.875%, due 11/15/14                     255,000         265,838
                                                      -------------


HOLDING COMPANY--DIVERSIFIED 0.4%
Noble Group, Ltd.
  6.75%, due 1/29/20 (b)                    400,000         400,471
                                                      -------------


HOME BUILDERS 0.5%
Corporacion GEO SAB de C.V.
  8.875%, due 9/25/14 (b)                   500,000         516,250
                                                      -------------


HOUSEHOLD PRODUCTS & WARES 0.4%
Controladora Mabe S.A. C.V.
  7.875%, due 10/28/19 (b)                  400,000         384,000
                                                      -------------


INSURANCE 0.2%
Allied World Assurance Co.
  Holdings, Ltd.
  7.50%, due 8/1/16                         130,000         135,572
Fairfax Financial Holdings,
  Ltd.
  7.375%, due 4/15/18                        10,000           9,700
  7.75%, due 7/15/37                         35,000          31,850
  8.30%, due 4/15/26                         10,000           9,500
                                                      -------------
                                                            186,622
                                                      -------------

LEISURE TIME 0.3%
Royal Caribbean Cruises,
  Ltd.
  8.75%, due 2/2/11                         225,000         227,250
Willis Group Holdings, Ltd.
  (Trinity Acquisition,
  Ltd.)
  12.875%, due 12/31/16
  (b)(c)(e)                                  85,000         114,696
                                                      -------------
                                                            341,946
                                                      -------------

MEDIA 1.3%
British Sky Broadcasting
  Group PLC
  9.50%, due 11/15/18 (b)                   135,000         172,006
BSKYB Finance UK PLC
  6.50%, due 10/15/35 (b)                    95,000          96,967
Grupo Televisa S.A.
  6.00%, due 5/15/18                        290,000         292,843
Quebecor Media, Inc.
  7.75%, due 3/15/16                        240,000         237,000
Videotron, Ltee
  6.375%, due 12/15/15                      400,000         390,000
  9.125%, due 4/15/18 (b)                   150,000         162,375
                                                      -------------
                                                          1,351,191
                                                      -------------

MINING 1.7%
ALROSA Finance S.A.
  8.875%, due 11/17/14                      700,000         696,500
Rio Tinto Finance USA, Ltd.
  9.00%, due 5/1/19                          15,000          18,663




24    MainStay Diversified Income Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                                          PRINCIPAL
                                             AMOUNT           VALUE
YANKEE BONDS (CONTINUED)
MINING (CONTINUED)
Vale Overseas, Ltd.
  6.875%, due 11/21/36                  $ 1,100,000   $   1,106,710
                                                      -------------
                                                          1,821,873
                                                      -------------

MISCELLANEOUS--MANUFACTURING 0.3%
Siemens
  Financieringsmaatschappij
  N.V.
  5.75%, due 10/17/16 (b)                   215,000         233,667
Tyco Electronics Group S.A.
  6.00%, due 10/1/12                         75,000          79,882
                                                      -------------
                                                            313,549
                                                      -------------

OIL & GAS 5.6%
Citic Resources Finance,
  Ltd.
  6.75%, due 5/15/14 (b)                    200,000         191,500
Ecopetrol S.A.
  7.625%, due 7/23/19 (b)                   200,000         218,000
V  Gaz Capital S.A.
  8.125%, due 7/31/14 (b)                 1,500,000       1,584,450
KazMunaiGaz Finance Sub
  B.V.
  11.75%, due 1/23/15 (b)                   500,000         597,500
Nexen, Inc.
  7.50%, due 7/30/39                        600,000         662,623
Petroleos de Venezuela S.A.
  5.25%, due 4/12/17                        770,000         451,220
V  Petroleum Co. of
  Trinidad & Tobago, Ltd.
  9.75%, due 8/14/19 (b)                  1,700,000       1,929,500
TNK-BP Finance S.A.
  7.50%, due 7/18/16 (b)                    215,000         216,613
                                                      -------------
                                                          5,851,406
                                                      -------------

PHARMACEUTICALS 0.1%
Angiotech Pharmaceuticals,
  Inc.
  4.111%, due 12/1/13 (a)                    75,000          62,250
                                                      -------------


RETAIL 0.4%
Arcos Dorados B.V.
  7.50%, due 10/1/19 (b)                    400,000         386,000
                                                      -------------


SAVINGS & LOANS 2.1%
ADCB Finance Cayman, Ltd.
  4.75%, due 10/8/14 (b)                    800,000         798,617
CCL Finance, Ltd.
  9.50%, due 8/15/14 (b)                    500,000         531,875
Grupo Petrotemex S.A. de
  C.V.
  9.50%, due 8/19/14 (b)                    400,000         415,000
TDIC Finance, Ltd.
  6.50%, due 7/2/14 (b)                     250,000         272,229
TransCapitalInvest, Ltd.
  for
  OJSC AK Transneft
  8.70%, due 8/7/18 (b)                     200,000         224,000
                                                      -------------
                                                          2,241,721
                                                      -------------

TELECOMMUNICATIONS 1.6%
Axtel SAB de CV
  9.00%, due 9/22/19 (b)                    200,000         206,000
Inmarsat Finance PLC
  10.375%, due 11/15/12                     250,000         258,125
Intelsat Subsidiary Holding
  Co., Ltd.
  8.50%, due 1/15/13                        220,000         220,825
  8.875%, due 1/15/15 (b)                    15,000          15,056
  8.875%, due 1/15/15                       295,000         297,581
Millicom International
  Cellular S.A.
  10.00%, due 12/1/13                       165,000         170,569
Nortel Networks, Ltd.
  10.125%, due 7/15/13 (f)                   25,000          14,313
  10.75%, due 7/15/16 (f)                   180,000         103,050
Qtel International Finance
  7.875%, due 6/10/19 (b)                   200,000         233,386
Telecom Italia Capital S.A.
  6.20%, due 7/18/11                        140,000         148,951
Virgin Media Finance PLC
  9.125%, due 8/15/16                        65,000          66,950
                                                      -------------
                                                          1,734,806
                                                      -------------

TRANSPORTATION 0.0%++
Kansas City Southern de
  Mexico
  S.A. de C.V.
  7.375%, due 6/1/14                         30,000          28,350
                                                      -------------
Total Yankee Bonds
  (Cost $24,889,913)                                     25,214,763
                                                      -------------
Total Long-Term Bonds
  (Cost $93,089,728)                                     96,706,571
                                                      -------------



                                             SHARES
COMMON STOCKS 0.1%
-------------------------------------------------------------------

AIRLINES 0.0%++
Delta Air Lines, Inc. (h)                        33             236
                                                      -------------


COMMERCIAL SERVICES 0.0%++
World Color Press, Inc. (h)                   1,086           9,774
                                                      -------------


MACHINERY 0.0%++
BHM Technologies Holdings,
  Inc. (c)(e)(f)                              7,233              73
                                                      -------------



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              25


                                             SHARES           VALUE
COMMON STOCKS (CONTINUED)
MEDIA 0.0%++
Adelphia Contingent Value
  Vehicle (c)(e)(h)                         100,330   $       1,003
                                                      -------------


SOFTWARE 0.0%++
QuadraMed Corp. (c)(h)                        4,714          34,412
                                                      -------------



TELECOMMUNICATIONS 0.1%
Loral Space &
  Communications, Ltd. (h)                    1,410          37,252
                                                      -------------
Total Common Stocks
  (Cost $211,049)                                            82,750
                                                      -------------


CONVERTIBLE PREFERRED STOCKS 0.9%
-------------------------------------------------------------------

BANKS 0.2%
Bank of America Corp.
  7.25% Series L                                181         151,559
Wells Fargo & Co.
  7.50% Series L                                100          89,500
                                                      -------------
                                                            241,059
                                                      -------------

CHEMICALS 0.1%
Celanese Corp.
  4.25%                                       3,335         117,225
                                                      -------------


LEISURE TIME 0.0%++
Callaway Golf Co.
  7.50% (b)                                     200          23,200
                                                      -------------


MINING 0.1%
Freeport-McMoRan Copper &
  Gold, Inc.
  6.75%                                         510          54,570
Vale Capital, Ltd.
  5.50%                                       1,000          49,050
                                                      -------------
                                                            103,620
                                                      -------------

OIL & GAS 0.0%++
Whiting Petroleum Corp.
  6.25%                                         100          15,227
                                                      -------------


PHARMACEUTICALS 0.2%
Merck & Co., Inc.
  6.00%                                         840         202,650
                                                      -------------


SOFTWARE 0.2%
QuadraMed Corp.
  5.50% (c)(g)                               10,400         158,808
                                                      -------------


TELECOMMUNICATIONS 0.1%
Crown Castle International
  Corp.
  6.25%                                       1,300          68,900
                                                      -------------
Total Convertible Preferred
  Stocks
  (Cost $1,038,182)                                         930,689
                                                      -------------


PREFERRED STOCK 0.0%++
-------------------------------------------------------------------

MACHINERY 0.0%++
BHM Technologies Holdings,
  Inc.
  10.00% (c)(e)(f)                               87               1
                                                      -------------
Total Preferred Stock
  (Cost $0)                                                       1
                                                      -------------


                                          NUMBER OF
                                           WARRANTS
WARRANTS 0.0%++
-------------------------------------------------------------------

COMMERCIAL SERVICES 0.0%++
World Color Press, Inc.
  Strike Price $13.00
  Expires 7/20/14 (h)                           615           2,515
  Strike Price $16.30
  Expires 7/20/14 (h)                           615           1,796
                                                      -------------
Total Warrants
  (Cost $23,321)                                              4,311
                                                      -------------






26    MainStay Diversified Income Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                                          PRINCIPAL
                                             AMOUNT           VALUE
SHORT-TERM INVESTMENT 5.2%
-------------------------------------------------------------------

REPURCHASE AGREEMENT 5.2%
State Street Bank and Trust
  Co.
  0.01%, dated 10/30/09
  due 11/2/09
  Proceeds at Maturity
  $5,453,433
  (Collateralized by a
  United States Treasury
  Bill with a rate of
  0.105% and a maturity
  date of 3/18/10, with a
  Principal Amount of
  $5,565,000 and a Market
  Value of $5,562,774)                  $ 5,453,429   $   5,453,429
                                                      -------------
Total Short-Term Investment
  (Cost $5,453,429)                                       5,453,429
                                                      -------------
Total Investments
  (Cost $99,815,709) (n)                       98.1%    103,177,751
Cash and Other Assets,
  Less Liabilities                              1.9       2,021,022
                                              -----    ------------
Net Assets                                    100.0%  $ 105,198,773
                                              =====    ============





                                                UNREALIZED
                            CONTRACTS         APPRECIATION
                                 LONG   (DEPRECIATION) (L)
FUTURES CONTRACTS (0.0%)++
----------------------------------------------------------

United States Treasury
  Note
  December 2009 (10 Year)
  (m)                              22             $ 46,856
                                                  --------
Total Futures Contracts
  Long
  (Settlement Value
  $2,609,406)                                       46,856
                                                  --------


                            CONTRACTS
                                SHORT
United States Treasury
  Note December 2009 (2
  Year) (m)                       (42)             (76,907)
                                                  --------
Total Futures Contracts
  Short
  (Settlement Value
  $9,139,594)                                      (76,907)
                                                  --------
Total Futures Contracts
  (Settlement Value
  $6,530,188)                                     $(30,051)
                                                  ========




+++  On a daily basis New York Life
     Investments confirms that the value of
     the Fund's liquid assets (liquid
     portfolio securities and cash) is
     sufficient to cover its potential senior securities (e.g., futures, swaps, options).


++   Less than one-tenth of a percent.
(a)  Floating rate.  Rate shown is the rate in
     effect at October 31, 2009.
(b)  May be sold to institutional investors
     only under Rule 144A or securities
     offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(c)  Illiquid security.  The total market
     value of these securities at October 31,
     2009 is $723,200, which represents 0.7%
     of the Fund's net assets.
(d)  Subprime mortgage investment and other
     asset-backed securities. The total market
     value of the securities at October 31,
     2009 is $210,511, which represents 0.2%
     of the Fund's net assets.
(e)  Fair valued security. The total market
     value of these securities at October 31,
     2009 is $332,324, which represents 0.3%
     of the Fund's net assets.
(f)  Issue in default.
(g)  Restricted security.
(h)  Non-income producing security.
(i)  PIK ("Payment in Kind")--interest or
     dividend payment is made with additional
     securities.
(j)  Floating Rate Loan--generally pays
     interest at rates which are periodically
     re-determined at a margin above the
     London Inter-Bank Offered Rate ("LIBOR")
     or other short-term rates. The rate shown
     is the rate(s) in effect at October 31,
     2009. Floating Rate Loans are generally
     considered restrictive in that the Fund
     is ordinarily contractually obligated to
     receive consent from the Agent Bank
     and/or borrower prior to disposition of a
     Floating Rate Loan.
(k)  Yankee Bond--dollar-denominated bond
     issued in the United States by a foreign
     bank or corporation.
(l)  Represents the difference between the
     value of the contracts at the time they
     were opened and the value at October 31,
     2009.
(m)  At October 31, 2009, cash in the amount
     of $12,720 is segregated as collateral
     for futures contracts with the broker.
(n)  At October 31, 2009, cost is $100,133,477
     for federal income tax purposes and net
     unrealized appreciation is as follows:




Gross unrealized appreciation       $ 6,976,199
Gross unrealized depreciation        (3,931,925)
                                    -----------
Net unrealized appreciation         $ 3,044,274
                                    ===========




The following abbreviations are used in the above portfolio:
A$--Australian Dollar
B$--Brazilian Real
C$--Canadian Dollar
E--Euro
M$--Mexican Peso
TRY--Turkish Lira





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              27

The following is a summary of the fair valuations according to the inputs used as of October 31, 2009, for valuing the Fund's assets and liabilities.

ASSET VALUATION INPUTS


                                                     QUOTED
                                                  PRICES IN
                                                     ACTIVE    SIGNIFICANT
                                                MARKETS FOR          OTHER     SIGNIFICANT
                                                  IDENTICAL     OBSERVABLE    UNOBSERVABLE
                                                     ASSETS         INPUTS          INPUTS
 DESCRIPTION                                      (LEVEL 1)      (LEVEL 2)       (LEVEL 3)           TOTAL
 Investments in Securities
 Long-Term Bonds
    Asset-Backed Securities                      $       --   $    605,127        $     --    $    605,127
    Convertible Bonds (a)                                --      3,420,817              50       3,420,867
    Corporate Bonds (b)                                  --     31,835,346         147,091      31,982,437
    Foreign Bonds                                        --     25,222,810              --      25,222,810
    Loan Assignments & Participations (c)                --      1,381,225          32,610       1,413,835
    Mortgage-Backed Securities (d)                       --        374,258          36,800         411,058
    Municipal Bonds                                      --      1,449,964              --       1,449,964
    U.S. Government & Federal Agencies                   --      6,985,710              --       6,985,710
    Yankee Bonds (e)                                     --     25,100,067         114,696      25,214,763
                                                 ----------   ------------        --------    ------------
 Total Long-Term Bonds                                   --     96,375,324         331,247      96,706,571
                                                 ----------   ------------        --------    ------------
 Common Stocks (f)                                   81,674             --           1,076          82,750
 Convertible Preferred Stocks                       907,489         23,200              --         930,689
 Preferred Stock (g)                                     --             --               1               1
 Warrant                                              4,311             --              --           4,311
 Short-Term Investment
    Repurchase Agreement                                 --      5,453,429              --       5,453,429
                                                 ----------   ------------        --------    ------------
 Total Investments in Securities                    993,474    101,851,953         332,324     103,177,751
                                                 ----------   ------------        --------    ------------
 Other Financial Instruments
 Futures Contracts Long (h)                          46,856             --              --          46,856
 Foreign Currency Forward Contracts (h)                  --        240,591              --         240,591
                                                 ----------   ------------        --------    ------------
 Total Other Financial Instruments                   46,856        240,591              --         287,447
                                                 ----------   ------------        --------    ------------
 Total Investments in Securities and Other
  Financial Instruments                          $1,040,330   $102,092,544        $332,324    $103,465,198
                                                 ==========   ============        ========    ============




(a) The level 3 security valued at $50 is held in Internet within the Convertible Bonds section of the Portfolio of Investments.

(b) The level 3 securities valued at $260, $8,320, $39,498, $9,455 and $89,558 are held in Commercial Services, Commercial Services, Entertainment, Media and Retail, respectively, within the Corporate Bonds section of the Portfolio of Investments.

(c) The level 3 security valued at $32,610 is held in Machinery within the Loan Assignments & Participations section of the Portfolio of Investments.

(d) The level 3 security valued at $36,800 is held in Commercial Mortgage Loans (Collateralized Mortgage Obligations) within the Mortgage-Backed Securities section of the Portfolio of Investments.

(e) The level 3 security valued at $114,696 is held in Leisure Time within the Yankee Bonds section of the Portfolio of Investments.

(f) The level 3 securities valued at $73 and $1,003 are held in Machinery and Media, respectively, within the Common Stocks section of the Portfolio of Investments.

(g) The level 3 security valued at $1 is held in Machinery within the Preferred Stock section of the Portfolio of Investments.

(h) The value listed for these securities represents the unrealized appreciation as shown on the Portfolio of Investments or Note 5 of the financial statements for futures contracts and foreign currency forward contracts, respectively.



28    MainStay Diversified Income Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

LIABILITY VALUATION INPUTS


                                                       QUOTED
                                                        PRICES
                                                    IN ACTIVE    SIGNIFICANT
                                                   MARKETS FOR          OTHER      SIGNIFICANT
                                                    IDENTICAL     OBSERVABLE     UNOBSERVABLE
                                                        ASSETS         INPUTS          INPUTS
 DESCRIPTION                                         (LEVEL 1)      (LEVEL 2)        (LEVEL 3)        TOTAL
 Other Financial Instruments
 Futures Contracts Short (a)                          $(76,907)     $      --         $     --    $ (76,907)
 Foreign Currency Forward Contracts (a)                     --       (390,185)              --     (390,185)
                                                      --------      ---------         --------    ---------
 Total Other Financial Instruments                    $(76,907)     $(390,185)             $--    $(467,092)
                                                      ========      =========         ========    =========




(a) The value listed for these securities represents the unrealized depreciation as shown on the Portfolio of Investments or Note 5 of the financial statements for futures contracts and foreign currency forward contracts, respectively.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:


                           BALANCE                               CHANGE IN                              NET        NET      BALANCE
                             AS OF      ACCRUED   REALIZED      UNREALIZED                        TRANSFERS  TRANSFERS        AS OF
 INVESTMENTS           OCTOBER 31,    DISCOUNTS       GAIN    APPRECIATION        NET        NET      IN TO     OUT OF  OCTOBER 31,
 IN SECURITIES                2008   (PREMIUMS)     (LOSS)  (DEPRECIATION)  PURCHASES      SALES    LEVEL 3    LEVEL 3         2009
 Long-Term Bonds
 Convertible Bonds
  Internet                $     50       $   --  $      --       $      --   $     --  $      --    $    --        $--     $     50
 Corporate Bonds
  Commercial Services           --           --         --           8,580         --         --         --         --        8,580
  Diversified
  Financial Services        69,272            5    (12,939)         30,328         --    (86,666)        --         --           --
  Entertainment             44,108        1,258      1,325             489         --     (7,682)        --         --       39,498
  Media                     38,465           --      5,134         (30,185)     3,728     (7,687)        --         --        9,455
  Retail                        --           --         --          (5,764)        --         --     95,322         --       89,558
 Loan Assignments &
  Participations
  Machinery                     --           --         --        (234,402)   267,012         --         --         --       32,610
 Mortgage-Backed
  Securities
  Commercial Mortgage
  Loans
  (Collateralized
  Mortgage
  Obligations)              36,206           --         --             594         --         --         --         --       36,800
 Yankee Bonds
  Leisure Time                  --           --         --          29,696     85,000         --         --         --      114,696
 Common Stocks
  Advertising                    1           --         (1)             --         --         --         --         --           --
  Machinery                     --           --         --              73         --         --         --         --           73
  Media                     55,365           --   (181,729)        127,367         --         --         --         --        1,003
 Preferred Stocks
  Machinery                     --           --         --               1         --         --         --         --            1
 Real Estate
  Investment Trusts        280,988           --     30,722         (16,815)   264,173   (559,068)        --         --           --
 Warrant
  Media                        756           --        (36)           (720)        --         --         --         --           --
                          --------       ------  ---------       ---------   --------  ---------    -------        ---     --------
 Total                    $525,211       $1,263  $(157,524)      $ (90,758)  $619,913  $(661,103)   $95,322        $--     $332,324
                          ========       ======  =========       =========   ========  =========    =======        ===     ========

                            CHANGE IN
                           UNREALIZED
                         APPRECIATION
                       (DEPRECIATION)
                                 FROM
                          INVESTMENTS
                        STILL HELD AT
 INVESTMENTS              OCTOBER 31,
 IN SECURITIES               2009 (A)
 Long-Term Bonds
 Convertible Bonds
  Internet                  $      --
 Corporate Bonds
  Commercial Services           8,580
  Diversified
  Financial Services               --
  Entertainment                (1,258)
  Media                       (21,747)
  Retail                       (5,764)
 Loan Assignments &
  Participations
  Machinery                  (234,402)
 Mortgage-Backed
  Securities
  Commercial Mortgage
  Loans
  (Collateralized
  Mortgage
  Obligations)                    594
 Yankee Bonds
  Leisure Time                 29,696
 Common Stocks
  Advertising                      --
  Machinery                        73
  Media                            --
 Preferred Stocks
  Machinery                         1
 Real Estate
  Investment Trusts                --
 Warrant
  Media                            --
                            ---------
 Total                      $(224,227)
                            =========




(a) Included in "Net Change in unrealized appreciation (depreciation) on investments" in the Statement of Operations.


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              29

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2009


ASSETS:
Investment in securities, at value
  (identified cost $99,815,709)      $103,177,751
Cash denominated in foreign
  currencies
  (identified cost $180,677)              183,228
Cash collateral on deposit at
  broker                                   12,720
Receivables:
  Investment securities sold            2,126,613
  Dividends and interest                1,876,701
  Fund shares sold                        113,001
  Variation margin on futures
     contracts                              5,156
Other assets                               16,639
Unrealized appreciation on foreign
  currency forward contracts              240,591
                                     ------------
     Total assets                     107,752,400
                                     ------------
LIABILITIES:
Payables:
  Investment securities purchased       1,789,566
  Fund shares redeemed                     50,327
  NYLIFE Distributors (See Note 3)         42,320
  Shareholder communication                41,935
  Transfer agent (See Note 3)              41,264
  Manager (See Note 3)                     38,528
  Professional fees                        28,325
  Custodian                                21,310
  Trustees                                    299
Accrued expenses                            3,751
Dividend payable                          105,817
Unrealized depreciation on foreign
  currency forward contracts              390,185
                                     ------------
     Total liabilities                  2,553,627
                                     ------------
Net assets                           $105,198,773
                                     ============
COMPOSITION OF NET ASSETS:
Share of beneficial interest
  outstanding
  (par value of $.01 per share)
  unlimited number of shares
  authorized                         $    125,018
Additional paid-in capital            112,102,734
                                     ------------
                                      112,227,752
Accumulated distributions in excess
  of net investment income                (89,904)
Accumulated net realized loss on
  investments, futures transactions
  and foreign currency transactions   (10,135,660)
Net unrealized appreciation on
  investments and futures contracts     3,331,991
Net unrealized depreciation on
  translation of other assets and
  liabilities in foreign currencies
  and foreign currency forward
  contracts                              (135,406)
                                     ------------
Net assets                           $105,198,773
                                     ============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $ 12,200,304
                                     ============
Shares of beneficial interest
  outstanding                           1,440,995
                                     ============
Net asset value per share
  outstanding                        $       8.47
Maximum sales charge (4.50% of
  offering price)                            0.40
                                     ------------
Maximum offering price per share
  outstanding                        $       8.87
                                     ============
CLASS A
Net assets applicable to
  outstanding shares                 $ 60,555,013
                                     ============
Shares of beneficial interest
  outstanding                           7,193,805
                                     ============
Net asset value per share
  outstanding                        $       8.42
Maximum sales charge (4.50% of
  offering price)                            0.40
                                     ------------
Maximum offering price per share
  outstanding                        $       8.82
                                     ============
CLASS B
Net assets applicable to
  outstanding shares                 $ 19,175,913
                                     ============
Shares of beneficial interest
  outstanding                           2,285,086
                                     ============
Net asset value and offering price
  per share outstanding              $       8.39
                                     ============
CLASS C
Net assets applicable to
  outstanding shares                 $ 12,948,289
                                     ============
Shares of beneficial interest
  outstanding                           1,544,030
                                     ============
Net asset value and offering price
  per share outstanding              $       8.39
                                     ============
CLASS I
Net assets applicable to
  outstanding shares                 $    319,254
                                     ============
Shares of beneficial interest
  outstanding                              37,900
                                     ============
Net asset value and offering price
  per share outstanding              $       8.42
                                     ============






30    MainStay Diversified Income Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2009


INVESTMENT INCOME:
INCOME:
  Interest (a)                        $ 5,891,125
  Dividends                                68,450
                                      -----------
     Total income                       5,959,575
                                      -----------
EXPENSES:
  Manager (See Note 3)                    567,745
  Transfer agent--Investor Class
     (See Note 3)                          48,968
  Transfer agent--Class A (See Note
     3)                                    53,415
  Transfer agent--Classes B and C
     (See Note 3)                         129,204
  Transfer agent--Class I (See Note
     3)                                       304
  Distribution/Service--Investor
     Class (See Note 3)                    27,293
  Distribution/Service--Class A (See
     Note 3)                              122,996
  Service--Class B (See Note 3)            46,182
  Service--Class C (See Note 3)            25,679
  Distribution--Class B (See Note 3)      138,546
  Distribution--Class C (See Note 3)       77,035
  Shareholder communication                96,848
  Custodian                                83,277
  Registration                             67,244
  Professional fees                        63,084
  Trustees                                  4,143
  Miscellaneous                            14,354
                                      -----------
     Total expenses before waiver       1,566,317
  Expense waiver from Manager (See
     Note 3)                             (160,852)
                                      -----------
     Net expenses                       1,405,465
                                      -----------
Net investment income                   4,554,110
                                      -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) on:
  Security transactions               $(2,876,372)
  Futures transactions                    (92,081)
  Foreign currency transactions           836,123
                                      -----------
Net realized loss on investments,
  futures transactions and foreign
  currency transactions                (2,132,330)
                                      -----------
Net change in unrealized
  appreciation (depreciation) on:
  Investments                          20,587,770
  Futures contracts                       (30,051)
  Translation of other assets and
     liabilities in foreign
     currencies and foreign currency
     forward contracts                   (656,365)
                                      -----------
Net change in unrealized
  depreciation on investments,
  futures contracts and foreign
  currency transactions                19,901,354
                                      -----------
Net realized and unrealized gain on
  investments, futures transactions
  and foreign currency transactions    17,769,024
                                      -----------
Net increase in net assets resulting
  from operations                     $22,323,134
                                      ===========



(a) Interest recorded net of foreign withholding taxes in the amount of $24,488.


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              31

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED OCTOBER 31, 2009 AND OCTOBER 31, 2008


                                       2009           2008
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income         $  4,554,110   $  5,170,798
 Net realized loss on
  investments, futures
  transactions, written
  option transactions and
  foreign currency
  transactions                   (2,132,330)    (1,570,910)
 Net change in unrealized
  appreciation (depreciation)
  on investments, futures
  contracts and foreign
  currency transactions          19,901,354    (20,739,571)
                               ---------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                     22,323,134    (17,139,683)
                               ---------------------------

Dividends and distributions to
 shareholders:
 From net investment income:
    Investor Class                 (867,386)      (352,751)
    Class A                      (3,983,006)    (3,249,169)
    Class B                      (1,390,031)    (1,127,794)
    Class C                        (732,786)      (580,376)
    Class I                         (23,636)       (15,760)
                               ---------------------------
                                 (6,996,845)    (5,325,850)
                               ---------------------------
 Return of capital:
    Investor Class                  (49,062)            --
    Class A                        (225,290)            --
    Class B                         (78,624)            --
    Class C                         (41,448)            --
    Class I                          (1,337)            --
                               ---------------------------
                                   (395,761)            --
                               ---------------------------
 Total dividends and
  distributions to
  shareholders                   (7,392,606)    (5,325,850)
                               ---------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                         20,813,801     27,636,704
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends       5,602,002      4,029,360
 Cost of shares redeemed        (19,740,811)   (34,655,359)
                               ---------------------------
    Increase (decrease) in
     net assets derived from
     capital share
     transactions                 6,674,992     (2,989,295)
                               ---------------------------
    Net increase (decrease)
     in net assets               21,605,520    (25,454,828)

NET ASSETS:
Beginning of year                83,593,253    109,048,081
                               ---------------------------
End of year                    $105,198,773   $ 83,593,253
                               ===========================
Accumulated undistributed
 (distributions in excess
 of) net investment income
 at end of year                $    (89,904)  $  1,918,502
                               ===========================






32    MainStay Diversified Income Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank



                                                   mainstayinvestments.com    33

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                   INVESTOR CLASS
                            ---------------------------
                                           FEBRUARY 28,
                                              2008**
                             YEAR ENDED       THROUGH
                            OCTOBER 31,     OCTOBER 31,

                            ---------------------------
                                2009           2008
Net asset value at
  beginning of period          $  7.20        $  8.86
                               -------        -------
Net investment income (a)         0.40           0.29
Net realized and
  unrealized gain (loss)
  on investments                  1.50          (1.77)
Net realized and
  unrealized gain (loss)
  on foreign currency
  transactions                    0.02           0.11
                               -------        -------
Total from investment
  operations                      1.92          (1.37)
                               -------        -------
Less dividends and
  distributions:
  From net investment
     income                      (0.62)         (0.29)
  Return of capital              (0.03)            --
                               -------        -------
Total dividends and
  distributions                  (0.65)         (0.29)
                               -------        -------
Net asset value at end of
  period                       $  8.47        $  7.20
                               =======        =======
Total investment return
  (b)                            28.35%        (15.88%)(c)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income           5.26%          5.07% ++
  Net expenses                    1.42%          1.40% ++
  Expenses (before waiver)        1.70%          1.51% ++
Portfolio turnover rate            154%(d)         81% (d)
Net assets at end of
  period (in 000's)            $12,200        $ 9,990




                                                  CLASS B
                            ---------------------------------------------------
                                          YEAR ENDED OCTOBER 31,

                            ---------------------------------------------------
                              2009       2008       2007       2006       2005
Net asset value at
  beginning of period       $  7.14    $  8.99    $  8.89    $  8.78    $  8.99
                            -------    -------    -------    -------    -------
Net investment income (a)      0.34       0.37       0.38       0.34       0.32
Net realized and
  unrealized gain (loss)
  on investments               1.48      (1.95)      0.20       0.18      (0.25)
Net realized and
  unrealized gain (loss)
  on foreign currency
  transactions                 0.02       0.12      (0.04)     (0.01)      0.04
                            -------    -------    -------    -------    -------
Total from investment
  operations                   1.84      (1.46)      0.54       0.51       0.11
                            -------    -------    -------    -------    -------
Less dividends and
  distributions:
  From net investment
     income                   (0.56)     (0.39)     (0.44)     (0.40)     (0.32)
  Return of capital           (0.03)        --         --         --         --
                            -------    -------    -------    -------    -------
Total dividends and
  distributions               (0.59)     (0.39)     (0.44)     (0.40)     (0.32)
                            -------    -------    -------    -------    -------
Net asset value at end of
  period                    $  8.39    $  7.14    $  8.99    $  8.89    $  8.78
                            =======    =======    =======    =======    =======
Total investment return
  (b)                         27.35%    (16.88%)     6.23%      6.01%      1.23%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income        4.54%      4.32%      4.26%      3.85%      3.57%
  Net expenses                 2.17%      2.11%      2.05%      2.05%      2.09%
  Expenses (before waiver)     2.46%      2.20%      2.13%      2.21%      2.15%
Portfolio turnover rate         154%(d)     81% (d)    64%        87%(d)    105%
Net assets at end of
  period (in 000's)         $19,176    $18,567    $28,069    $34,148    $71,515




**   Commencement of operations.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)  Total return is not annualized.
(d)  The portfolio turnover rates not including mortgage dollar rolls were 117%,
     72% and 66% for the years ended October 31, 2009, 2008 and 2006, respectively.





34    MainStay Diversified Income Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                            CLASS A
      ---------------------------------------------------



                     YEAR ENDED OCTOBER 31,

      ---------------------------------------------------
        2009       2008       2007       2006       2005
      $  7.16    $  9.02    $  8.91    $  8.81    $  9.01
      -------    -------    -------    -------    -------
         0.41       0.44       0.45       0.40       0.39
         1.49      (1.96)      0.21       0.18      (0.24)

         0.02       0.12      (0.04)     (0.01)      0.04
      -------    -------    -------    -------    -------
         1.92      (1.40)      0.62       0.57       0.19
      -------    -------    -------    -------    -------

        (0.62)     (0.46)     (0.51)     (0.47)     (0.39)
        (0.04)        --         --         --         --
      -------    -------    -------    -------    -------
        (0.66)     (0.46)     (0.51)     (0.47)     (0.39)
      -------    -------    -------    -------    -------
      $  8.42    $  7.16    $  9.02    $  8.91    $  8.81
      =======    =======    =======    =======    =======
        28.56%    (16.27%)     7.14%      6.67%      2.11%

         5.41%      5.13%      5.01%      4.60%      4.32%
         1.27%      1.30%      1.30%      1.30%      1.34%
         1.37%      1.34%      1.39%      1.46%      1.40%
          154%(d)     81% (d)    64%        87%(d)    105%
      $60,555    $45,293    $68,637    $65,566    $40,076




                            CLASS C
      ---------------------------------------------------
                     YEAR ENDED OCTOBER 31,

      ---------------------------------------------------
        2009       2008       2007       2006       2005
      $  7.14    $  8.99    $  8.89    $  8.78    $  8.99
      -------    -------    -------    -------    -------
         0.34       0.37       0.38       0.34       0.32
         1.48      (1.95)      0.20       0.18      (0.25)

         0.02       0.12      (0.04)     (0.01)      0.04
      -------    -------    -------    -------    -------
         1.84      (1.46)      0.54       0.51       0.11
      -------    -------    -------    -------    -------

        (0.56)     (0.39)     (0.44)     (0.40)     (0.32)
        (0.03)        --         --         --         --
      -------    -------    -------    -------    -------
        (0.59)     (0.39)     (0.44)     (0.40)     (0.32)
      -------    -------    -------    -------    -------
      $  8.39    $  7.14    $  8.99    $  8.89    $  8.78
      =======    =======    =======    =======    =======
        27.36%    (16.88%)     6.23%      6.01%      1.23%

         4.50%      4.32%      4.26%      3.85%      3.57%
         2.17%      2.11%      2.05%      2.05%      2.09%
         2.45%      2.20%      2.13%      2.21%      2.15%
          154%(d)     81% (d)    64%        87%(d)    105%
      $12,948    $ 9,484    $12,081    $12,355    $14,004




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              35

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                CLASS I
                            -----------------------------------------------
                                         YEAR ENDED OCTOBER 31,

                            -----------------------------------------------
                             2009       2008      2007      2006      2005
Net asset value at
  beginning of year         $ 7.17    $  9.02    $ 8.91    $ 8.81    $ 9.02
                            ------    -------    ------    ------    ------
Net investment income (a)     0.43       0.47      0.48      0.43      0.42
Net realized and
  unrealized gain (loss)
  on investments              1.48      (1.94)     0.21      0.18     (0.25)
Net realized and
  unrealized gain (loss)
  on foreign currency
  transactions                0.02       0.11     (0.04)    (0.01)     0.04
                            ------    -------    ------    ------    ------
Total from investment
  operations                  1.93      (1.36)     0.65      0.60      0.21
                            ------    -------    ------    ------    ------
Less dividends and
  distributions:
  From net investment
     income                  (0.64)     (0.49)    (0.54)    (0.50)    (0.42)
  Return of capital          (0.04)        --        --        --        --
                            ------    -------    ------    ------    ------
Total dividends and
  distributions              (0.68)     (0.49)    (0.54)    (0.50)    (0.42)
                            ------    -------    ------    ------    ------
Net asset value at end of
  year                      $ 8.42    $  7.17    $ 9.02    $ 8.91    $ 8.81
                            ======    =======    ======    ======    ======
Total investment return
  (b)                        28.78%    (15.86%)    7.50%     7.09%     2.32%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income       5.75%      5.49%     5.37%     4.94%     4.69%
  Net expenses                0.95%      0.96%     0.96%     0.96%     0.97%
  Expenses (before waiver)    1.12%      1.03%     1.04%     1.12%     1.03%
Portfolio turnover rate        154%(d)     81% (d)   64%       87%(d)   105%
Net assets at end of year
  (in 000's)                $  319    $   259    $  262    $  199    $  232




(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(d)  The portfolio turnover rates not including mortgage dollar rolls were 117%,
     72% and 66% for the years ended October 31, 2009, 2008 and 2006, respectively.





36    MainStay Diversified Income Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of fourteen funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay Diversified Income Fund (the "Fund"), a diversified fund.

The Fund currently offers five classes of shares. Class A shares and Class B shares commenced operations on February 28, 1997. Class C shares commenced operations on September 1, 1998. Class I shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value ("NAV") per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered at NAV without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and a 1.00% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and bear the same conditions except that Class B and Class C shares are subject to higher distribution and service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution or service fee.

The Fund's investment objective is to provide current income and competitive overall return by investing primarily in domestic and foreign debt securities.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Debt securities are valued at prices supplied by a pricing agent or broker selected by the Fund's Manager (as defined in Note 3(A)) in consultation with the Fund's Subadvisor, if any (as defined in Note 3(A)), whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund's Manager, in consultation with the Fund's Subadvisor, if any, to be representative of market values, at the regular close of trading of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").

Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Options contracts are valued at the last posted settlement price on the market where such options are principally traded. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in other mutual funds are valued at their NAVs as of the close of the New York Stock Exchange on the valuation date.

Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from a pricing service. The Trust has engaged an independent pricing service to provide market value quotations from dealers in loans.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less ("short-term investments") are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board of Trustees to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a

                                                   mainstayinvestments.com    37
security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's Manager or Subadvisor, as defined in Note 3(A), reflect the security's market value; and
(vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At October 31, 2009, the Fund held securities with a value of $332,324 that were valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund's NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor, as defined in Note 3(A), conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund's Board of Trustees, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. Additionally, international equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund's policies and procedures. At October 31, 2009, foreign securities held by the Fund were not fair valued.

"Fair Value" is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

- Level 1--quoted prices in active markets for identical investments

- Level 2--other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

- Level 3--significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of October 31, 2009, for the Fund's investments is included at the end of the Fund's Portfolio of Investments.

The valuation techniques used by the Fund to measure fair value during the year ended October 31, 2009, maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund may have utilized some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets. For the year ended October 31, 2009, there have been no changes to the fair value methodologies.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor, if any, as defined might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring a Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board of Trustees, the Manager or Subadvisor, if any, determines the liquidity of a Fund's investments; in doing so, the Manager or Subadvisor, if any, may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers, (3) the dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued in such manner, as the Board of Trustees in good faith deems appropriate to reflect their fair market value.



38    MainStay Diversified Income Fund

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code") applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are generally withheld at the source.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is "more likely than not" to be sustained assuming examination by taxing authorities. Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Fund's financial statements. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income monthly and distributions of net realized capital and currency gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at NAV, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than short-term investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative NAV on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor, if any, to be creditworthy, pursuant to guidelines established by the Fund's Board of Trustees. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H) PURCHASED AND WRITTEN OPTIONS. The Fund may write covered call and put options on its portfolio securities or foreign currencies. These securities are subject to interest rate risk in the normal course of investing in these transactions. Premiums received are recorded as assets, and the market value of the written options are recorded as liabilities. The liabilities are subsequently adjusted and unrealized appreciation or depreciation is

                                                   mainstayinvestments.com    39
recorded to reflect the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or are cancelled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, in exchange for the premium, the Fund foregoes the opportunity for capital appreciation above the exercise price should the price of the underlying security or foreign currency increase. The Fund, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security or foreign currency below the exercise price. A call option may be covered by the call writer's owning the underlying security throughout the option period. A call option may also be covered by the call writer's maintaining liquid assets valued at greater than the exercise price of the call written. When writing a covered call option, the Fund, in return for the premium on the option, gives up the opportunity to profit from a price increase in the underlying securities above the exercise price. However, as long as the obligation as the writer continues, the Fund has retained the risk of loss should the price of the underlying security decline. After writing a put option, the Fund may incur risk exposure equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of the option. The Fund writes covered call options to try to realize greater return on the sale of a stock. The Fund writes put options to help protect against unanticipated adverse developments.

The Fund may purchase call and put options on its portfolio securities or foreign currencies. The Fund may purchase call options to protect against an increase in the price of the security or foreign currency it anticipates purchasing. The Fund may purchase put options on its securities or foreign currencies to protect against a decline in the value of the security or foreign currency or to close out covered written put positions. The Fund may also purchase options to seek to enhance returns. Risks may arise from an imperfect correlation between the change in market value of the securities or foreign currencies held by the Fund and the prices of options relating to the securities or foreign currencies purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum risk exposure for any purchased option is limited to the premium initially paid for the option. The Fund did not invest in purchased or written options during the year ended October 31, 2009.

(I) FUTURES CONTRACTS. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (i.e., foreign currency, interest rate, security, or securities index.) The Fund is subject to equity price risk and interest rate risk in the normal course of investing in these transactions. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin". When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. The Fund invests in futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Fund's investment in futures contracts and other derivatives may increase the volatility of the Fund's NAV and may result in a loss to the Fund.

(J) LOAN ASSIGNMENTS, PARTICIPATIONS AND COMMITMENTS. The Fund invests in loan assignments and loan participations. Loan assignments and participations ("loans") are agreements to make money available (a "commitment") to a borrower in a specified amount, at a specified rate and within a specified time. Such loans are typically senior, secured and collateralized in nature. The Fund records an investment when the borrower withdraws money and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate ("LIBOR").

The loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

The Fund assumes the credit risk of the borrower, the selling participant and any other persons interpositioned between the Fund and the borrower ("intermediate participants"). In the event that the borrower, selling participant or intermediate participants become insolvent or enters into


40    MainStay Diversified Income Fund
bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. These unfunded amounts are marked to market and recorded in the Statement of Assets and Liabilities. At October 31, 2009, the Fund did not hold unfunded commitments.

(K) FOREIGN CURRENCY FORWARD CONTRACTS. The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell currencies of different countries on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. Cash movement occurs on settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into foreign currency forward contracts to reduce currency risk versus the benchmark or for trade settlement.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. While a Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund's assets. Moreover, there may be an imperfect correlation between the Fund's holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation on forward contracts reflects the Fund's exposure at valuation date to credit loss in the event of a counterparty's failure to perform its obligations. (See Note 5.)

(L) FOREIGN CURRENCY TRANSACTIONS. The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities--at the valuation date, and

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(M) MORTGAGE DOLLAR ROLLS. The Fund may enter into mortgage dollar roll ("MDR") transactions in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. MDRs may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

(N) SECURITIES LENDING. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State

                                                   mainstayinvestments.com    41

Street Bank and Trust Company ("State Street"). State Street will manage the Fund's cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund's portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to borrower's inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or retain a portion of interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate.

(O) RESTRICTED SECURITIES. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933. The Fund may not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expenses and it may be difficult to obtain a prompt sale at an acceptable price. (See Note 6.)

(P) CONCENTRATION OF RISK. The Fund invests in high-yield securities (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium--a high interest rate or yield--because of the increased risk of loss. These securities can also be subject to greater price volatility.

The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(Q) INDEMNIFICATIONS. Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(R) QUANTITATIVE DISCLOSURE OF DERIVATIVE HOLDINGS. The following tables show additional disclosures about the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

Fair Value of Derivatives as of October 31, 2009:

ASSET DERIVATIVES

                                                                FOREIGN                     INTEREST
                                             STATEMENT OF      EXCHANGE        EQUITY            RATE
                                   ASSETS AND LIABILITIES    CONTRACTS     CONTRACTS        CONTRACTS
                                                 LOCATION          RISK          RISK            RISK       TOTAL
Warrants               Investment in securities, at value      $     --        $4,311    $         --    $  4,311
                                            Net Assets --
                               Unrealized appreciation on
                                          investments and
Futures Contracts (a)                   futures contracts            --            --          46,856      46,856
                       Unrealized appreciation on foreign
Forward Contracts              currency forward contracts       240,591            --              --     240,591
                                                             ----------------------------------------------------
Total Fair Value                                               $240,591        $4,311         $46,856    $291,758
                                                             ====================================================




(a) Includes cumulative appreciation (depreciation) of futures contracts as reported in Portfolio of Investments. Only current day's variation margin is reported within the Statement of Assets & Liabilities.



42    MainStay Diversified Income Fund

LIABILITY DERIVATIVES

                                                               FOREIGN                  INTEREST
                                             STATEMENT OF     EXCHANGE        EQUITY         RATE
                                   ASSETS AND LIABILITIES    CONTRACTS    CONTRACTS     CONTRACTS
                                                 LOCATION         RISK          RISK         RISK        TOTAL

                                 Net Assets -- Unrealized
                          appreciation on investments and
Futures Contracts (a)                   futures contracts    $      --      $     --     $(76,907)   $ (76,907)
                       Unrealized depreciation on foreign
Forward Contracts              currency forward contracts     (390,185)           --           --     (390,185)
                                                             -------------------------------------------------
Total Fair Value                                             $(390,185)          $--     $(76,907)   $(467,092)
                                                             =================================================




(a) Includes cumulative appreciation (depreciation) of futures contracts as reported in Portfolio of Investments. Only current day's variation margin is reported within the Statement of Assets & Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2009:

REALIZED GAIN (LOSS)

                                                                   FOREIGN                  INTEREST
                                                STATEMENT OF      EXCHANGE        EQUITY         RATE
                                                  OPERATIONS    CONTRACTS     CONTRACTS     CONTRACTS
                                                    LOCATION          RISK          RISK         RISK       TOTAL
                                 Net realized gain (loss) on
Warrants                               security transactions      $     --          $(36)    $     --    $    (36)
                                 Net realized gain (loss) on
Futures Contracts                       futures transactions            --            --      (92,081)    (92,081)
                                 Net realized gain (loss) on
Forward Contracts              foreign currency transactions       893,129            --           --     893,129
                                                                -------------------------------------------------
Total Realized Gain (Loss)                                        $893,129          $(36)    $(92,081)   $801,012
                                                                =================================================



CHANGE IN APPRECIATION (DEPRECIATION)

                                                                   FOREIGN                  INTEREST
                                                STATEMENT OF      EXCHANGE        EQUITY         RATE
                                                  OPERATIONS    CONTRACTS     CONTRACTS     CONTRACTS
                                                    LOCATION          RISK          RISK         RISK        TOTAL
                                    Net change in unrealized
                              appreciation (depreciation) on
Warrants                               security transactions     $      --      $(19,730)    $     --    $ (19,730)
                                    Net change in unrealized
                              appreciation (depreciation) on
Futures Contracts                          futures contracts            --            --      (30,051)     (30,051)
                                    Net change in unrealized
                              appreciation (depreciation) on
                                 translation of other assets
                                  and liabilities in foreign
                                      currencies and foreign
Forward Contracts                 currency forward contracts      (701,151)           --           --     (701,151)
                                                                --------------------------------------------------
Total Change in Appreciation
  (Depreciation)                                                 $(701,151)     $(19,730)    $(30,051)   $(750,932)
                                                                ==================================================



NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OR SHARES/UNITS (1)

                                                            FOREIGN                   INTEREST
                                                           EXCHANGE        EQUITY          RATE
                                                         CONTRACTS     CONTRACTS     CONTRACTS
                                                               RISK          RISK          RISK           TOTAL
Warrants (2)                                                     --           559            --             559
Futures Contracts Long (2)                                       --            --            22              22
Futures Contracts Short (2)                                      --            --           (42)            (42)
Forward Contracts Long (3)                                8,501,526            --            --       8,501,526
Forward Contracts Short (3)                           $(12,430,019)            --            --    $(12,430,019)




                                                   mainstayinvestments.com    43

(1) Amount disclosed represents the weighted average held during the twelve-month period.

(2) Amount(s) represent(s) number of contracts or number of shares/units.

(3) Amount(s) represent(s) notional amount.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("New York Life Investments" or "Manager"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and the Subadvisor, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows:
0.60% on assets up to $500 million, 0.55% on assets from $500 million to $1 billion and 0.50% on assets in excess of $1 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate accounting agreement.

Effective August 1, 2009, New York Life Investments has entered into a written expense limitation agreement, under which it agreed to waive a portion of the management fee or reimburse expenses to the extent necessary to ensure that the total ordinary operating expenses (total ordinary operating expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage, other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests) for the Fund's Class A shares do not exceed 1.19% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal amount of basis points, to the other share classes of the Fund. These expense limitations may be modified or terminated only with the approval of the Board of Trustees. Under the written expense limitation agreement, New York Life Investments may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreement, if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within the term of the agreement. Any recoupment amount is generally applied within a fiscal year. This agreement was set to expire on July 31, 2010. On December 11, 2009, the Board of the Fund approved an extension of the agreement to February 28, 2011.

Prior to August 1, 2009, New York Life Investments had a written expense limitation agreement under which it had agreed to waive a portion of the management fee or reimburse expenses to the extent necessary to ensure that the total ordinary operating expenses of the appropriate class of shares did not exceed the following percentages of average daily net assets: Investor Class, 1.40%; Class A, 1.30%; Class B, 2.15%; Class C, 2.15%; and Class I, 0.96%.

For the year ended October 31, 2009, New York Life Investments earned fees from the Fund in the amount of $567,745 and waived its fees in the amount of $160,852.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has entered into a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares of the Fund pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at an annual rate of 0.25% of the average daily NAV of the Class B


44    MainStay Diversified Income Fund
and Class C shares of the Fund. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $5,060 and $21,473, respectively for the year ended October 31, 2009. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Investor Class, Class A, Class B and Class C shares of $1, $36, $23,219 and $787, respectively, for the year ended October 31, 2009.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("MainStay Investments"), an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MainStay Investments has entered into an agreement with Boston Financial Data Services, Inc. pursuant to which it performs certain services for which MainStay Investments is responsible. Transfer agent expenses incurred by the Fund for the year ended October 31, 2009, amounted to $231,891.

(E) MINIMUM BALANCE FEE. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a minimum balance fee on certain types of accounts. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20. These fees are included in transfer agent fees shown on the Statement of Operations.

(F) CAPITAL. At October 31, 2009, New York Life and its affiliates held beneficially shares of the Fund with the following values and percentages of net assets as follows:

Class A                          $9,314,279    15.4%
---------------------------------------------------
Class C                                 119     0.0++
---------------------------------------------------
Class I                               1,289     0.4
---------------------------------------------------



++ Less than one-tenth of a percent.

(G) OTHER. Pursuant to the Management Agreement, a portion of the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments is payable directly by the Fund. For the year ended October 31, 2009, these fees, which are included in professional fees shown on the Statement of Operations, were $4,275.

NOTE 4--FEDERAL INCOME TAX:

As of October 31, 2009, the components of accumulated gain (loss) on a tax basis were as follows:

                ACCUMULATED          OTHER         UNREALIZED         TOTAL
 ORDINARY    CAPITAL AND OTHER     TEMPORARY      APPRECIATION     ACCUMULATED
  INCOME        GAIN (LOSS)       DIFFERENCES    (DEPRECIATION)    GAIN (LOSS)
   $--          $(9,831,785)       $(254,946)      $3,057,752      $(7,028,979)
------------------------------------------------------------------------------



The difference between book-basis and tax basis unrealized depreciation is primarily due to defaulted bonds release, mark to market on foreign currency and forward contracts, partnership basis adjustments, straddle loss deferrals, securities lending adjustments, and wash sales deferrals.

The other temporary differences are primarily due to interest income on defaulted securities and distributions payable.

The following table discloses the current year reclassifications between accumulated distributions in excess of net investment income, accumulated net realized gain on investments and additional paid-in capital arising from permanent differences; net assets at October 31, 2009 are not affected.

  ACCUMULATED        ACCUMULATED
  UNDISTRIBUTED      NET REALIZED     ADDITIONAL
 NET INVESTMENT    GAIN (LOSS) ON       PAID-IN
  INCOME (LOSS)      INVESTMENTS        CAPITAL
    $830,090           $424,533       $(1,254,623)
-------------------------------------------------



The reclassifications for the Fund are primarily due to mark to market on foreign currency gain (loss), paydowns gain (loss), expiring of a portion of the capital loss carryforwards, return of capital distributions, tax-exempt municipal income, and settlement income.

At October 31, 2009, for federal income tax purposes, capital loss carryforwards of $9,831,785 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

  CAPITAL LOSS         CAPITAL LOSS
AVAILABLE THROUGH    AMOUNTS (000'S)
       2010               $1,161
       2011                  523
       2014                1,450
       2016                4,026
       2017                2,672
------------------------------------

      Total               $9,832
------------------------------------





                                                   mainstayinvestments.com    45

The Fund had $864,189 of capital loss carryforwards that expired during the year ended October 31, 2009.

The tax character of distributions paid during the years ended October 31, 2009 and October 31, 2008, shown in the Statement of Changes in Net Assets, was as follows:

                                  2009         2008
Distribution paid from:
  Ordinary Income              $6,996,845   $5,325,850
  Return of Capital               395,761           --
------------------------------------------------------
                               $7,392,606   $5,325,850
------------------------------------------------------





NOTE 5--FOREIGN CURRENCY FORWARD CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:

As of October 31, 2009, the Fund held the following foreign currency forward contracts:

                                                                     CONTRACT      CONTRACT      UNREALIZED
                                                                       AMOUNT        AMOUNT   APPRECIATION/
                                             COUNTERPARTY           PURCHASED          SOLD  (DEPRECIATION)
Foreign Currency Buy Contracts:
-----------------------------------------------------------------------------------------------------------
Australian Dollar vs. U.S. Dollar,
  expiring 11/16/09                          HSBC BankUSA   AUD       500,000  USD  450,978     USD  (1,449)
-----------------------------------------------------------------------------------------------------------
Australian Dollar vs. U.S. Dollar,
  expiring 11/27/09                   JPMorgan Chase Bank   AUD       200,000       184,752          (5,126)
-----------------------------------------------------------------------------------------------------------
Brazilian Real vs. U.S. Dollar,
  expiring 12/3/09                      Barclays Bank PLC   BRL     3,800,000     2,157,865         (13,619)
-----------------------------------------------------------------------------------------------------------
Brazilian Real vs. U.S. Dollar,
  expiring 11/3/09                    JPMorgan Chase Bank   BRL     8,500,000     4,722,747         102,412
-----------------------------------------------------------------------------------------------------------
Canadian Dollar vs. U.S. Dollar,
  expiring 11/27/09                   JPMorgan Chase Bank   CAD     4,600,000     4,330,120         (78,865)
-----------------------------------------------------------------------------------------------------------
Chilean Peso vs. U.S. Dollar,
  expiring 11/13/09                   JPMorgan Chase Bank   CLP   800,000,000     1,458,656          49,497
-----------------------------------------------------------------------------------------------------------
Colombian Peso vs. U.S. Dollar,
  expiring 11/23/09                     Barclays Bank PLC   COP 2,000,000,000     1,067,236         (69,066)
-----------------------------------------------------------------------------------------------------------
Hungarian Forint vs. U.S. Dollar,
  expiring 11/13/09                          HSBC BankUSA   HUF   400,000,000     2,180,193         (41,541)
-----------------------------------------------------------------------------------------------------------
Indonesian Rupiah vs. U.S. Dollar,
  expiring 11/30/09                   JPMorgan Chase Bank  IDR 24,000,000,000     2,529,244         (28,997)
-----------------------------------------------------------------------------------------------------------
Norwegian Krone vs. U.S. Dollar,
  expiring 11/19/09                          HSBC BankUSA   NOK    33,000,000     5,896,911        (137,053)
-----------------------------------------------------------------------------------------------------------
Polish Zloty vs. U.S. Dollar,
  expiring 11/23/09                   JPMorgan Chase Bank   PLN     1,000,000       355,240         (10,075)
-----------------------------------------------------------------------------------------------------------
South Korean Won vs. U.S. Dollar,
  expiring 11/27/09                   JPMorgan Chase Bank   KRW 1,200,000,000     1,010,441           4,264
-----------------------------------------------------------------------------------------------------------




                                                                      CONTRACT     CONTRACT
                                                                        AMOUNT       AMOUNT
                                                                          SOLD    PURCHASED
Foreign Currency Sale Contracts:
---------------------------------------------------------------------------------------------------------
Brazilian Real vs. U.S. Dollar,
  expiring 11/3/09                    JPMorgan Chase Bank     BRL    8,500,000    4,832,291         7,132
---------------------------------------------------------------------------------------------------------
Chilean Peso vs. U.S. Dollar,
  expiring 11/13/09                   JPMorgan Chase Bank     CLP  800,000,000    1,503,759        (4,394)
---------------------------------------------------------------------------------------------------------
Colombian Peso vs. U.S. Dollar,
  expiring 11/23/09                     Barclays Bank PLC    COP 2,000,000,000    1,050,420        52,250
---------------------------------------------------------------------------------------------------------
Euro vs. U.S. Dollar, expiring
  11/13/09                            JPMorgan Chase Bank     EUR    4,545,000    6,692,946         4,444
---------------------------------------------------------------------------------------------------------
Hungarian Forint vs. U.S. Dollar,
  expiring 11/13/09                          HSBC BankUSA     HUF  400,000,000    2,159,244        20,592
---------------------------------------------------------------------------------------------------------
Net unrealized depreciation on
  foreign currency forward
  contracts                                                                                   USD(149,594)
---------------------------------------------------------------------------------------------------------






46    MainStay Diversified Income Fund

As of October 31, 2009, the Fund held the following foreign currencies:

                                                         CURRENCY         COST         VALUE
Australian Dollar                                       AUD56,395   USD 48,392    USD 50,764
--------------------------------------------------------------------------------------------
Canadian Dollar                                         CAD 8,438        7,742         7,798
--------------------------------------------------------------------------------------------
Euro                                                    EUR82,000      120,745       120,675
--------------------------------------------------------------------------------------------
Turkish Lira                                            YTL 6,000        3,798         3,991
--------------------------------------------------------------------------------------------
  Total                                                             USD180,677    USD183,228
--------------------------------------------------------------------------------------------



NOTE 6--RESTRICTED SECURITIES:

As of October 31, 2009, the Fund held the following restricted securities:

                                                            SHARES/                      PERCENTAGE OF
                                              DATE(S) OF  PRINCIPAL            10/31/09
SECURITY                                     ACQUISITION     AMOUNT      COST     VALUE     NET ASSETS
At Home Corp. Convertible Bond 4.75%, due
  12/31/49                                       7/25/01    504,238  $  8,348  $     50            0.0%++
------------------------------------------------------------------------------------------------------
QuadraMed Corp. Convertible Preferred Stock
  5.50%                                          6/16/04     10,400   253,700   158,808            0.2
------------------------------------------------------------------------------------------------------
  Total                                                              $262,048  $158,858            0.2%
------------------------------------------------------------------------------------------------------



++ Less than one-tenth of a percent.

NOTE 7--CUSTODIAN:

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 8--LINE OF CREDIT:

The Fund and certain affiliated fund maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests.

Effective September 2, 2009, the line of credit was reduced from $160,000,000 to $125,000,000 and the commitment fee rate was increased from an annual rate of 0.08% to an annual rate of 0.10% of the average commitment amount, plus a 0.04% up-front payment payable, regardless of usage, to The Bank of New York Mellon, which serves as agent to the syndicate. The commitment fee and upfront payment are allocated among the Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month LIBOR rate, whichever is higher. There were no borrowings made or outstanding with respect to the Fund on the line of credit during the year ended October 31, 2009.

NOTE 9--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended October 31, 2009, purchases and sales of U.S. Government securities were $43,256 and $56,192, respectively. Purchases and sales of securities, other than U.S. Government securities and short-term securities, were $93,784 and $73,791, respectively.

NOTE 10--CAPITAL SHARE TRANSACTIONS:


 INVESTOR CLASS                                                   SHARES         AMOUNT
Year ended October 31, 2009:
Shares sold                                                      217,043   $  1,665,811
Shares issued to shareholders in reinvestment of dividends       114,218        842,674
Shares redeemed                                                 (299,081)    (2,248,741)
                                                              -------------------------
Net increase in shares outstanding before conversion              32,180        259,744
Shares converted into Investor Class (See Note 1)                146,213      1,089,759
Shares converted from Investor Class (See Note 1)               (124,403)      (991,395)
                                                              -------------------------
Net increase                                                      53,990   $    358,108
                                                              =========================
Period ended October 31, 2008 (a):
Shares sold                                                      363,906   $  3,194,393
Shares issued to shareholders in reinvestment of dividends        38,653        323,248
Shares redeemed                                                 (260,939)    (2,187,508)
                                                              -------------------------
Net increase in shares outstanding before conversion             141,620      1,330,133
Shares converted into Investor Class (See Note 1)              1,372,106     11,929,136
Shares converted from Investor Class (See Note 1)               (126,721)    (1,059,104)
                                                              -------------------------
Net increase                                                   1,387,005   $ 12,200,165
                                                              =========================

(a) Investor Class shares were first offered on February 28, 2008.




                                                   mainstayinvestments.com    47

 CLASS A                                                          SHARES         AMOUNT
Year ended October 31, 2009:
Shares sold                                                    1,465,154   $ 11,304,022
Shares issued to shareholders in reinvestment of dividends       430,086      3,162,284
Shares redeemed                                               (1,231,063)    (9,142,296)
                                                              -------------------------
Net increase in shares outstanding before conversion             664,177      5,324,010
Shares converted into Class A (See Note 1)                       276,610      2,159,198
Shares converted from Class A (See Note 1)                       (69,482)      (512,125)
                                                              -------------------------
Net increase                                                     871,305   $  6,971,083
                                                              =========================
Year ended October 31, 2008:
Shares sold                                                    1,626,679   $ 14,143,866
Shares issued to shareholders in reinvestment of dividends       288,892      2,478,099
Shares redeemed                                               (2,235,774)   (19,096,286)
                                                              -------------------------
Net decrease in shares outstanding before conversion            (320,203)    (2,474,321)
Shares converted into Class A (See Note 1)                       360,683      3,084,017
Shares converted from Class A (See Note 1)                    (1,330,336)   (11,519,220)
                                                              -------------------------
Net decrease                                                  (1,289,856)  $(10,909,524)
                                                              =========================


 CLASS B                                                          SHARES         AMOUNT
Year ended October 31, 2009:
Shares sold                                                      419,871   $  3,148,237
Shares issued to shareholders in reinvestment of dividends       155,105      1,128,177
Shares redeemed                                                 (658,991)    (4,925,067)
                                                              -------------------------
Net decrease in shares outstanding before conversion             (84,015)      (648,653)
Shares converted from Class B (See Note 1)                      (229,894)    (1,745,437)
                                                              -------------------------
Net decrease                                                    (313,909)  $ (2,394,090)
                                                              =========================
Year ended October 31, 2008:
Shares sold                                                      542,124   $  4,710,795
Shares issued to shareholders in reinvestment of dividends        98,845        843,502
Shares redeemed                                                 (881,629)    (7,509,537)
                                                              -------------------------
Net decrease in shares outstanding before conversion            (240,660)    (1,955,240)
Shares converted from Class B (See Note 1)                      (281,916)    (2,434,829)
                                                              -------------------------
Net decrease                                                    (522,576)  $ (4,390,069)
                                                              =========================


 CLASS C                                                          SHARES         AMOUNT
Year ended October 31, 2009:
Shares sold                                                      610,922   $  4,654,326
Shares issued to shareholders in reinvestment of dividends        61,342        447,865
Shares redeemed                                                 (456,544)    (3,377,082)
                                                              -------------------------
Net increase                                                     215,720   $  1,725,109
                                                              =========================
Year ended October 31, 2008:
Shares sold                                                      628,002   $  5,486,628
Shares issued to shareholders in reinvestment of dividends        43,358        370,512
Shares redeemed                                                 (687,173)    (5,808,860)
                                                              -------------------------
Net increase (decrease)                                          (15,813)  $     48,280
                                                              =========================


 CLASS I                                                          SHARES         AMOUNT
Year ended October 31, 2009:
Shares sold                                                        5,467   $     41,405
Shares issued to shareholders in reinvestment of dividends         2,860         21,002
Shares redeemed                                                   (6,611)       (47,625)
                                                              -------------------------
Net increase                                                       1,716   $     14,782
                                                              =========================
Year ended October 31, 2008:
Shares sold                                                       11,549   $    101,022
Shares issued to shareholders in reinvestment of dividends         1,641         13,999
Shares redeemed                                                   (6,028)       (53,168)
                                                              -------------------------
Net increase                                                       7,162   $     61,853
                                                              =========================




NOTE 11--OTHER MATTERS:

On May 27, 2009, New York Life Investments settled charges by the Securities and Exchange Commission ("SEC") relating to the MainStay Equity Index Fund (the "Equity Index Fund"), an S&P 500 index fund created in 1990 and sold through January 1, 2002, at which time it was closed to new investors and new investments. The Equity Index Fund is a series of the Trust and is managed by New York Life Investments. The settlement relates to the period from March 12, 2002 through June 30, 2004, during which time the SEC alleged that New York Life Investments failed to provide the Equity Index Fund's board with information necessary to evaluate the cost of a guarantee provided to shareholders of the Equity Index Fund, and that prospectus and other disclosures misrepresented that there was no charge to the Equity Index Fund or its shareholders for the guarantee. New York Life Investments, without admitting or denying the allegations, consented to the entry of an administrative cease and desist order finding violations of Sections 15(c) and 34(b) of the 1940 Act, Section 206(2) of the Investment Advisers Act of 1940, as amended, and requiring a civil penalty of $800,000, disgorgement of $3,950,075 (which represents a portion of its management fees relating to the Equity Index Fund for the relevant period) as well as interest of $1,350,709. These


48    MainStay Diversified Income Fund
amounts, totaling approximately $6.101 million, are being distributed to shareholders who held shares of the Equity Index Fund between March 2002 and June 2004, without any material financial impact to New York Life Investments.

NOTE 12--SUBSEQUENT EVENTS:

In connection with the preparation of the financial statements of the Fund as of and for the fiscal year ended October 31, 2009, events and transactions subsequent to October 31, 2009 through December 23, 2009, the date the financial statements were issued, have been evaluated by the Fund's management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.


                                                   mainstayinvestments.com    49

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Diversified Income Fund ("the Fund"), one of the funds constituting The MainStay Funds, as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Diversified Income Fund of The MainStay Funds as of October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

                                  /s/ KPMG LLP

Philadelphia, Pennsylvania
December 23, 2009



50    MainStay Diversified Income Fund

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENT (UNAUDITED)

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") requires that each mutual fund's board of trustees, including a majority of trustees who are not "interested persons" of the fund, as defined in the 1940 Act ("Independent Trustees"), annually review and approve the fund's investment advisory agreements. At its June 17-18, 2009 meeting, the Board of Directors/Trustees of the MainStay Group of Funds ("Board") unanimously approved the Management Agreement between the MainStay Diversified Income Fund ("Fund") and New York Life Investment Management LLC ("New York Life Investments"), and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC ("MacKay Shields") on behalf of the Fund.

In reaching its decisions to approve the Agreements set forth above (the "Agreements"), the Board considered information prepared specifically in connection with the contract review process that took place at various meetings between December 2008 and June 2009, as well as information furnished to it throughout the year at regular and special Board meetings. Information requested by and provided to the Board specifically in connection with the contract review process included, among other things, reports on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting LLC ("Strategic Insight"), an independent third-party service provider engaged by the Board to report objectively on the Fund's investment performance, management and subadvisory fees and ordinary operating expenses. The Board also requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including MacKay Shields as subadviser to the Fund, and responses to several comprehensive lists of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board. Information provided to the Board at its meetings throughout the year included, among other things, detailed investment analytics reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received throughout the year, among other things, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In determining to approve the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services to be provided to the Fund by New York Life Investments and MacKay Shields; (ii) the investment performance of the Fund, New York Life Investments and MacKay Shields; (iii) the costs of the services to be provided, and profits to be realized, by New York Life Investments and its affiliates, including MacKay Shields as subadviser to the Fund, from their relationship with the Fund;
(iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund's management and subadvisory fee levels and overall total ordinary operating expenses, particularly as compared to similar funds and portfolios.

While individual members of the Board may have weighed certain factors differently, the Board's decisions to approve the Agreements were based on a comprehensive consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review processes. The Board's conclusions with respect to the Agreements also were based, in part, on the Board's consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, and that the Fund's shareholders, having had the opportunity to consider alternative investment products and services, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board's decisions to approve the Agreements is provided below.

NATURE, EXTENT AND QUALITY OF SERVICES TO BE PROVIDED BY NEW YORK LIFE INVESTMENTS AND MACKAY SHIELDS

In considering the approval of the Agreements, the Board examined the nature, extent and quality of the services that New York Life Investments proposed to provide to the Fund. The Board evaluated New York Life Investments' experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing affiliated and non-affiliated subadvisers. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund, as well as New York Life Investments' reputation and financial condition. The Board considered New York Life Investments' performance in fulfilling its responsibilities for overseeing the Fund's legal and compliance environment, for overseeing MacKay Shields' compliance with the Fund's policies and investment objectives, and for implementing Board directives as they relate to the Fund. In addition, the Board noted that New York Life Investments also is responsible for paying all of the salaries and expenses for the Fund's officers. The Board also considered the benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of

                                                   mainstayinvestments.com    51
exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund's prospectus.

As part of its considerations, the Board acknowledged New York Life Investments' recent settlement with the Securities and Exchange Commission ("SEC") concerning matters relating to the MainStay Equity Index Fund, including materials provided to the Board of Trustees of The MainStay Funds in 2002-2004 in connection with the annual review of that fund's management fee. The Board noted that, since this matter was first brought to the Board's attention in 2003, New York Life Investments had taken a number of steps to enhance the quality and completeness of information provided to the Board in connection with the Board's consideration of the MainStay Group of Funds' investment advisory contracts. The Board believes that New York Life Investments has taken appropriate actions in response to this matter.

The Board also examined the nature, extent and quality of the services that MacKay Shields proposed to provide to the Fund. The Board evaluated MacKay Shields' experience in serving as subadviser to the Fund and managing other portfolios. It examined MacKay Shields' track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields' overall legal and compliance environment. The Board also reviewed MacKay Shields' willingness to invest in personnel designed to benefit the Fund. In this regard, the Board considered the experience of the Fund's portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund likely would continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments' and MacKay Shields' experience, personnel, operations and resources.

INVESTMENT PERFORMANCE

In evaluating the Fund's investment performance, the Board considered investment performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board particularly considered the detailed investment analytics reports provided by New York Life Investments' Investment Consulting Group on the Fund throughout the year. These reports, which were prepared by New York Life Investments in consultation with the Board, include, among other things, information on the Fund's gross and net returns, the Fund's investment performance relative to relevant investment categories and Fund benchmarks, the Fund's risk-adjusted investment performance, and the Fund's investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to similar mutual funds managed by other investment advisers.

In considering the Fund's investment performance, the Board gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund's investment performance, as well as discussions between the Fund's portfolio managers and the Board that occurred at meetings from time to time throughout the year and in previous years. The Board also considered any specific actions that New York Life Investments had taken, or had agreed with the Board to take, to enhance Fund investment performance, and the results of those actions. In considering the Fund's investment performance, the Board focused principally on the Fund's long-term performance track record.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund's investment performance over time has been satisfactory. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Annual Report and in the Fund's prospectus.

COSTS OF THE SERVICES PROVIDED, AND PROFITS TO BE REALIZED, BY NEW YORK LIFE INVESTMENTS AND MACKAY SHIELDS

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Agreements, and the profits expected to be realized by New York Life Investments and its affiliates due to their relationships with the Fund. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In evaluating the costs and profits of New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund, the Board considered, among other things, each party's investments in personnel, systems, equipment and other resources necessary to manage the Fund, and the fact that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and MacKay Shields must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that New York Life Investments' ability to maintain a strong financial position is important in order for New York Life Investments to continue to provide high-quality ongoing services to the Fund. The Board noted, for example, increased costs borne by New York Life


52    MainStay Diversified Income Fund

Investments and its affiliates due to new and ongoing regulatory and compliance requirements. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

The Board also reviewed information from New York Life Investments and its affiliates regarding their estimated profitability due to their overall relationships with the Fund. For New York Life Investments and MacKay Shields, the Board considered information illustrating the revenues and expenses allocated to the Fund.

The Board noted the difficulty in obtaining reliable comparative data about mutual fund managers' profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager's organization, the types of funds it manages, and the manager's capital structure and costs of capital. While recognizing the difficulty in evaluating a manager's profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board with respect to the Fund was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board recognized, for example, the benefits to MacKay Shields from legally permitted "soft-dollar" arrangements by which brokers provide research and other services to MacKay Shields in exchange for commissions paid by the Fund with respect to trades on the Fund's portfolio securities.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments' affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund's transfer agent and distributor. The information provided to the Board indicated that the profitability to New York Life Investments and its affiliates arising directly from these other arrangements was not excessive. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the annual contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments' relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that the profits to be realized by New York Life Investments and its affiliates (including MacKay Shields) due to their relationships with the Fund are fair and reasonable.

EXTENT TO WHICH ECONOMIES OF SCALE MAY BE REALIZED AS THE FUND GROWS

The Board also considered whether the Fund's expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from New York Life Investments and Strategic Insight showing how the Fund's management fee hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. The Board noted the extent to which the Fund benefits from breakpoints, expense waivers or reimbursements. While recognizing that any precise determination of future economies of scale is necessarily subjective, the Board considered the extent to which New York Life Investments and MacKay Shields may realize a larger profit margin as the Fund's assets grow over time.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund's expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund's expense structure as the Fund grows over time.

MANAGEMENT AND SUBADVISORY FEES AND TOTAL ORDINARY OPERATING EXPENSES

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund's expected total ordinary operating expenses. The Board primarily considered the reasonableness of the overall management fees paid by the Fund to New York Life Investments, since the fees to be paid to MacKay Shields are paid by New York Life Investments, not the Fund. The Board also considered the impact of the Fund's expense limitation arrangements pursuant to which New York Life Investments has agreed to limit the Fund's total ordinary operating expenses.

In assessing the reasonableness of the Fund's fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. The Board noted the impact of the recent economic crisis on the MainStay Group of Funds and, consistent with statements from SEC staff members and with published advice from Strategic Insight, the Board reviewed supplemental peer data that reflected more recent peer groupings based on relatively smaller asset sizes. In addition, the Board considered information provided by New York Life Investments and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account explanations from New York Life Investments and MacKay Shields about the different scope of services provided to retail mutual funds as compared with other investment advisory clients.


                                                   mainstayinvestments.com    53

The Board noted that, outside of the Fund's management fee and the fees charged under a share class's Rule 12b-1 and/or shareholder services plans, a share class's most significant "other expenses" are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a "per-account" fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund's average net assets. The Board took into account information from New York Life Investments showing that the Fund's transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company ("NSC"), the Fund's transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board particularly considered representations from New York Life Investments that the MainStay Group of Funds' transfer agent fee structure is designed to allow NSC to provide transfer agent services to the Funds essentially "at cost," and that NSC historically has realized only very modest profitability from providing transfer agent services to the Funds.

The Board observed that, because the Fund's transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class's expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board noted that transfer agent fees are a significant portion of total expenses of many funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tends to be greater than for other open-end retail funds because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board noted the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company ("New York Life") policyholders, who often maintain smaller account balances than other fund investors. The Board discussed measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) closing small accounts with balances below $500;
(iv) since 2007, charging an annual $20.00 small account fee on accounts with balances below $1,000; (v) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts; and (vi) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors.

After considering all of the factors outlined above--including the reasonableness of the Fund's management fee, share class structure and transfer agent fee schedule--the Board accepted New York Life Investments' proposal to modify the expense limitations on the Fund's share classes in order to increase the amount of class expenses subsidized by New York Life Investments. The Board acknowledged that New York Life Investments may recoup amounts waived or reimbursed under contractual expense limitations if such action does not cause a share class to exceed an expense limitation, and the recoupment is made during the term of the agreement. The Board further acknowledged that New York Life Investments may determine voluntarily to waive expenses of Fund share classes without the right to recoup such expenses.

Based on these considerations, the Board concluded that the Fund's management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board's overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

CONCLUSION

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.



54    MainStay Diversified Income Fund

FEDERAL INCOME TAX

INFORMATION (UNAUDITED)

For the fiscal year ended October 31, 2009, the Fund designates approximately $48,510 pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2009, should be multiplied by 61.0% to arrive at the amount eligible for qualified interest income and 1.1% for the corporate dividends received deduction.

In February 2010, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 the federal tax status of the distributions received by shareholders in calendar year 2009. The amounts that will be reported on such 1099-DIV will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2009.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; or
(ii) on the SEC's website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782);
(ii) by visiting the Fund's website at mainstayinvestments.com; or (iii) on the SEC's website at www.sec.gov.


SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).


                                                   mainstayinvestments.com    55

BOARD MEMBERS AND OFFICERS (UNAUDITED)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, Eclipse Funds, Eclipse Funds Inc., ICAP Funds, Inc. MainStay Funds Trust, and MainStay VP Series Fund, Inc.) (collectively, the "Fund Complex"), the Manager and when applicable, the Subadvisor(s). Each Board member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation upon reaching age 72. A Board Member reaching the age of 72 may continue for additional one-year periods with the approval of the Board's Nominating and Governance Committee.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782).

                                                                                  NUMBER OF
                 TERM OF OFFICE,                                                  FUNDS IN FUND   OTHER
                 POSITION(S) HELD                                                 COMPLEX         DIRECTORSHIPS
NAME AND         WITH THE FUND COMPLEX AND        PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER
 ---------------------------------------------------------------------------------------------------------------------------
INTERESTED BOARD MEMBER*

JOHN Y. KIM      Indefinite;                      Member of the Board of                65        None
9/24/60          ECLIPSE TRUST: Trustee since     Managers, President and Chief
                 2008 (2 funds);                  Executive Officer (since 2008)
                 ECLIPSE FUNDS INC.: Director     of New York Life Investment
                 since 2008 (21 funds);           Management LLC and New York
                 ICAP FUNDS, INC.: Director       Life Investment Management
                 since 2008 (4 funds);            Holdings LLC; Member of the
                 MAINSTAY TRUST: Trustee since    Board of Managers, MacKay
                 2008 (14 funds);                 Shields LLC (since 2008);
                 MAINSTAY FUNDS TRUST: Trustee    Chairman of the Board,
                 since April 2009 (4 funds);      Institutional Capital LLC,
                 and                              Madison Capital LLC, McMorgan
                 MAINSTAY VP SERIES FUND, INC.:   & Company LLC, Chairman and
                                                  Chief Executive Officer,
                 Director since 2008 (20          NYLIFE Distributors LLC and
                 portfolios).                     Chairman of the Board of
                                                  Managers, NYLCAP Manager, LLC
                                                  (since 2008); President,
                                                  Prudential Retirement, a
                                                  business unit of Prudential
                                                  Financial, Inc. (2002 to 2007)
----------------------------------------------------------------------------------------------------------------------------




   * This Board Member is considered to be an "interested person" of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company. New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled "Principal Occupation(s) During the Past Five Years."



56    MainStay Diversified Income Fund

                                                                                  NUMBER OF
                 TERM OF OFFICE,                                                  FUNDS IN FUND   OTHER
                 POSITION(S) HELD                                                 COMPLEX         DIRECTORSHIPS
NAME AND         WITH THE FUND COMPLEX AND        PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER
 ---------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED BOARD MEMBERS

SUSAN B. KERLEY  Indefinite;                      President, Strategic                  65        Trustee, Legg Mason
8/12/51          ECLIPSE TRUST: Chairman since    Management Advisors LLC (since                  Partners Funds, Inc.,
                 2005, and Trustee since 2000     1990)                                           since 1991 (59 portfolios)
                 (2 funds);
                 ECLIPSE FUNDS INC.: Chairman
                 since 2005 and Director since
                 1990 (21 funds);
                 ICAP FUNDS, INC.:  Chairman
                 and Director since 2006 (4
                 funds);
                 MAINSTAY TRUST: Chairman and
                 Board Member since 2007;
                 MAINSTAY FUNDS TRUST: Chairman
                 and Trustee since April 2009
                 (4 funds); and
                 MAINSTAY VP SERIES FUND, INC.:
                 Chairman and Director since
                 2007 (20 portfolios).
----------------------------------------------------------------------------------------------------------------------------
ALAN R. LATSHAW  Indefinite;                      Retired; Partner, Ernst &             65        Trustee, State Farm
3/27/51          ECLIPSE TRUST: Trustee and       Young LLP (2002 to 2003);                       Associates Funds Trusts
                 Audit Committee Financial        Partner, Arthur Andersen LLP                    since 2005 (4 portfolios);
                 Expert since 2007 (2 funds);     (1989 to 2002); Consultant to                   Trustee, State Farm Mutual
                 ECLIPSE FUNDS INC.: Director     the MainStay Funds Audit and                    Fund Trust since 2005 (15
                 and Audit Committee Financial    Compliance Committee (2004 to                   portfolios); Trustee,
                 Expert since 2007 (21 funds);    2006)                                           State Farm Variable
                 ICAP FUNDS, INC.:  Director                                                      Product Trust since 2005
                 and Audit Committee Financial                                                    (9 portfolios)
                 Expert since 2007 (4 funds);
                 MAINSTAY TRUST: Trustee and
                 Audit Committee Financial
                 Expert since 2006 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 and Audit Committee Financial
                 Expert since April 2009 (4
                 funds); and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director and Audit Committee
                 Financial Expert since 2007
                 (20 portfolios).
----------------------------------------------------------------------------------------------------------------------------





                                                   mainstayinvestments.com    57

                                                                                  NUMBER OF
                 TERM OF OFFICE,                                                  FUNDS IN FUND   OTHER
                 POSITION(S) HELD                                                 COMPLEX         DIRECTORSHIPS
NAME AND         WITH THE FUND COMPLEX AND        PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER
 ---------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED BOARD MEMBERS

PETER MEENAN     Indefinite;                      Independent Consultant;               65        None
12/5/41          ECLIPSE TRUST: Trustee since     President and Chief Executive
                 2002 (2 funds);                  Officer, Babson--United, Inc.
                 ECLIPSE FUNDS INC.: Director     (financial services firm)
                 since 2002 (21 funds);           (2000 to 2004); Independent
                 ICAP FUNDS, INC.:  Director      Consultant (1999 to 2000);
                 since 2006 (4 funds);            Head of Global Funds, Citicorp
                 MAINSTAY TRUST: Trustee since    (1995 to 1999)
                 2007 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since April 2009 (4 funds);
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 2007 (20
                 portfolios).
----------------------------------------------------------------------------------------------------------------------------
RICHARD H.       Indefinite;                      Managing Director, ICC Capital        65        None
NOLAN, JR.       ECLIPSE TRUST: Trustee since     Management;
11/16/46         2007 (2 funds);                  President--Shields/Alliance,
                 ECLIPSE FUNDS INC.: Director     Alliance Capital Management
                 since 2007 (21 funds);           (1994 to 2004)
                 ICAP FUNDS, INC.:  Director
                 since 2007 (4 funds);
                 MAINSTAY TRUST: Trustee since
                 2007 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since April 2009 (4 funds);
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 2006 (20
                 portfolios).
----------------------------------------------------------------------------------------------------------------------------
RICHARD S.       Indefinite;                      Chairman  and Chief Executive         65        None
TRUTANIC         ECLIPSE TRUST: Trustee since     Officer Somerset & Company
2/13/52          2007 (2 funds);                  (financial advisory firm)
                 ECLIPSE FUNDS INC.: Director     (since 2004); Managing
                 since 2007 (21 funds);           Director The Carlyle Group
                 ICAP FUNDS, INC.:  Director      (private investment firm)
                 since 2007 (4 funds);            (2002 to 2004); Senior
                 MAINSTAY TRUST: Trustee since    Managing Director, Partner and
                 1994 (14 funds);                 Board Member, Groupe Arnault
                 MAINSTAY FUNDS TRUST: Trustee    S.A. (private investment firm)
                 since April 2009 (4 funds);      (1999 to 2002)
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 2007 (20
                 portfolios).
----------------------------------------------------------------------------------------------------------------------------






58    MainStay Diversified Income Fund

                                                                                  NUMBER OF
                 TERM OF OFFICE,                                                  FUNDS IN FUND   OTHER
                 POSITION(S) HELD                                                 COMPLEX         DIRECTORSHIPS
NAME AND         WITH THE FUND COMPLEX AND        PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER
 ---------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED BOARD MEMBERS

ROMAN L. WEIL    Indefinite;                      V. Duane Rath Professor               65        None
5/22/40          ECLIPSE TRUST:                   Emeritus of Accounting,
                 Trustee and Audit Committee      Chicago Booth School of
                 Financial Expert since 2007 (2   Business, University of
                 funds);                          Chicago; President, Roman L.
                 ECLIPSE FUNDS INC.: Director     Weil Associates, Inc.
                 and Audit Committee Financial    (consulting firm)
                 Expert since 2007 (21 funds);
                 ICAP FUNDS, INC.:  Director
                 and Audit Committee Financial
                 Expert since 2007 (4 funds);
                 MAINSTAY TRUST: Trustee and
                 Audit Committee Financial
                 Expert since 2007 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since April 2009 (4 funds);
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 1994 and Audit
                 Committee Financial Expert
                 since 2003 (20 portfolios).
----------------------------------------------------------------------------------------------------------------------------
JOHN A. WEISSER  Indefinite;                      Retired. Managing Director of         65        Trustee, Direxion Funds
                 ECLIPSE TRUST:                   Salomon Brothers, Inc. (1971                    (34 portfolios) and
10/22/41         Trustee since 2007 (2 funds);    to 1995)                                        Direxion Insurance Trust
                 ECLIPSE FUNDS INC.: Director                                                     (3 portfolios) since 2007;
                 since 2007 (21 funds);                                                           Trustee, Direxion Shares
                 ICAP FUNDS, INC.:  Director                                                      ETF Trust, since 2008 (22
                 since 2007 (4 funds);                                                            portfolios)
                 MAINSTAY TRUST: Trustee since
                 2007 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since April 2009 (4 funds);
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 1997 (20
                 portfolios).
----------------------------------------------------------------------------------------------------------------------------





                                                   mainstayinvestments.com    59

   At a meeting of the Board Members held on June 18, 2009, the following individuals were appointed to serve as Officers of the MainStay Group of Funds.


           POSITIONS(S)
           HELD
           WITH THE
NAME AND   FUNDS
DATE OF    AND LENGTH OF   PRINCIPAL OCCUPATION(S)
BIRTH      SERVICE         DURING PAST FIVE YEARS
 --------------------------------------------------------------------------------
OFFICERS

JACK R.    Treasurer and   Assistant Treasurer, New York Life Investment
BENIN-     Principal       Management Holdings LLC (since July 2008); Managing
TENDE      Financial and   Director, New York Life Investment Management LLC
5/12/64    Accounting      (since 2007); Treasurer and Principal Financial and
           Officer since   Accounting Officer, MainStay VP Series Fund, Inc. and
           2007            ICAP Funds, Inc. (since 2007), and MainStay Funds
                           Trust (since April 2009); Vice President, Prudential
                           Investments (2000 to 2007); Assistant Treasurer,
                           JennisonDryden Family of Funds, Target Portfolio
                           Trust, The Prudential Series Fund and American Skandia
                           Trust (2006 to 2007); Treasurer and Principal
                           Financial Officer, The Greater China Fund (2007)
---------------------------------------------------------------------------------
JEFFREY    Vice            Managing Director, Compliance (since 2009), Director
A.         President and   and Associate General Counsel, New York Life
ENGELSMAN  Chief           Investment Management LLC (2005 to 2008); Assistant
9/28/67    Compliance      Secretary, NYLIFE Distributors LLC (2006 to 2008);
           Officer since   Vice President and Chief Compliance Officer, ICAP
           January 2009    Funds, Inc. (since January 2009), and MainStay Funds
                           Trust (since April 2009); Assistant Secretary, The
                           MainStay Funds and ICAP Funds, Inc. (2006 to 2008);
                           Assistant Secretary, Eclipse Funds, Eclipse Funds,
                           Inc., and MainStay VP Series Fund, Inc. (2005 to
                           2008); Director and Senior Counsel, Deutsche Asset
                           Management (1999 to 2005)
---------------------------------------------------------------------------------
STEPHEN    President       President and Chief Operating Officer, NYLIFE
P. FISHER  since 2007      Distributors LLC (since 2008); Chairman of the Board,
2/22/59                    NYLIM Service Company (since 2008); Senior Managing
                           Director and Chief Marketing Officer, New York Life
                           Investment Management LLC (since 2005); Managing
                           Director--Retail Marketing, New York Life Investment
                           Management LLC (2003 to 2005); President, MainStay VP
                           Series Fund, Inc. and ICAP Funds, Inc. (since 2007),
                           and MainStay Funds Trust (since April 2009); Managing
                           Director, UBS Global Asset Management (1999 to 2003)
---------------------------------------------------------------------------------
SCOTT T.   Vice            Director, New York Life Investment Management LLC
HAR-       Presiden-       (including predecessor advisory organizations) (since
RINGTON    t -- Adminis-   2000); Executive Vice President, New York Life Trust
2/8/59     tration since   Company and New York Life Trust Company, FSB (since
           2005            2006); Vice President--Administration, MainStay VP
                           Series Fund, Inc. (since 2005), ICAP Funds, Inc.
                           (since 2006) and MainStay Funds Trust (since April
                           2009)
---------------------------------------------------------------------------------
MARGUER-   Chief Legal     Vice President, Associate General Counsel and
ITE E. H.  Officer since   Assistant Secretary, New York Life Insurance Company
MORRISON   2008 and        (since 2008); Managing Director, Associate General
3/26/56    Secretary       Counsel and Assistant Secretary, New York Life
           since 2004      Investment Management LLC (since 2004); Managing
                           Director and Secretary, NYLIFE Distributors LLC;
                           Secretary, NYLIM Service Company (since 2008);
                           Assistant Secretary, New York Life Investment
                           Management Holdings LLC (since 2008); Chief Legal
                           Officer (since 2008) and Secretary, MainStay VP Series
                           Fund, Inc. (since 2004), ICAP Funds, Inc. (since 2006)
                           and MainStay Funds Trust (since April 2009); Chief
                           Legal Officer--Mutual Funds and Vice President and
                           Corporate Counsel, The Prudential Insurance Company of
                           America (2000 to 2004)
---------------------------------------------------------------------------------




   * The Officers listed above are considered to be "interested persons" of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company. New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column captioned "Principal Occupation(s) During Past Five Years." Officers are elected annually by the Boards to serve a one year term.



60    MainStay Diversified Income Fund

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MAINSTAY 130/30 CORE FUND
MAINSTAY 130/30 GROWTH FUND
MAINSTAY COMMON STOCK FUND
MAINSTAY EPOCH U.S. ALL CAP FUND
MAINSTAY EPOCH U.S. EQUITY FUND
MAINSTAY EQUITY INDEX FUND(1)
MAINSTAY GROWTH EQUITY FUND
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY MAP FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY U.S. SMALL CAP FUND

INCOME FUNDS
MAINSTAY 130/30 HIGH YIELD FUND
MAINSTAY CASH RESERVES FUND
MAINSTAY DIVERSIFIED INCOME FUND
MAINSTAY FLOATING RATE FUND
MAINSTAY GOVERNMENT FUND
MAINSTAY HIGH YIELD CORPORATE BOND FUND
MAINSTAY INDEXED BOND FUND
MAINSTAY INTERMEDIATE TERM BOND FUND
MAINSTAY MONEY MARKET FUND
MAINSTAY PRINCIPAL PRESERVATION FUND
MAINSTAY SHORT TERM BOND FUND
MAINSTAY TAX FREE BOND FUND

BLENDED FUNDS
MAINSTAY BALANCED FUND
MAINSTAY CONVERTIBLE FUND
MAINSTAY INCOME BUILDER FUND

INTERNATIONAL FUNDS
MAINSTAY 130/30 INTERNATIONAL FUND
MAINSTAY EPOCH GLOBAL CHOICE FUND
MAINSTAY EPOCH GLOBAL EQUITY YIELD FUND
MAINSTAY EPOCH INTERNATIONAL SMALL CAP FUND
MAINSTAY GLOBAL HIGH INCOME FUND
MAINSTAY ICAP GLOBAL FUND
MAINSTAY ICAP INTERNATIONAL FUND
MAINSTAY INTERNATIONAL EQUITY FUND


ASSET ALLOCATION FUNDS
MAINSTAY CONSERVATIVE ALLOCATION FUND
MAINSTAY GROWTH ALLOCATION FUND
MAINSTAY MODERATE ALLOCATION FUND
MAINSTAY MODERATE GROWTH ALLOCATION FUND

RETIREMENT FUNDS
MAINSTAY RETIREMENT 2010 FUND
MAINSTAY RETIREMENT 2020 FUND
MAINSTAY RETIREMENT 2030 FUND
MAINSTAY RETIREMENT 2040 FUND
MAINSTAY RETIREMENT 2050 FUND

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
NEW YORK, NEW YORK

SUBADVISORS

EPOCH INVESTMENT PARTNERS, INC.
NEW YORK, NEW YORK

INSTITUTIONAL CAPITAL LLC(2)
CHICAGO, ILLINOIS

MACKAY SHIELDS LLC(2)
NEW YORK, NEW YORK

MADISON SQUARE INVESTORS LLC(2)
NEW YORK, NEW YORK

MARKSTON INTERNATIONAL LLC
WHITE PLAINS, NEW YORK

WINSLOW CAPITAL MANAGEMENT, INC.
MINNEAPOLIS, MINNESOTA

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 800-MAINSTAY (624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.

                          Not part of the Annual Report

----------------------------------------------------
Not FDIC/NCUA Insured  Not a Deposit  May Lose Value



-------------------------------------------------------
No Bank Guarantee  Not Insured by Any Government Agency
-------------------------------------------------------




NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

mainstayinvestments.com                                       The MainStay Funds

(C) 2009 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-AO17234              (RECYCLE LOGO)         MS283-09         MSDI11-12/09
                                                                          16

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 EQUITY INDEX FUND



                 Message from the President

                 and

                 Annual Report

                 October 31, 2009

MESSAGE FROM THE PRESIDENT

The 12-month period ended October 31, 2009, was generally positive for stock and bond investors alike. Signs that the economy was beginning to stabilize brought renewed hope to investors and helped generate a sharp turnaround in the stock market.

When the reporting period began, the stock and bond markets were still reacting to the government's massive bailout plan. Several new facilities were instituted to help restore market liquidity, and the Federal Reserve agreed to purchase various types of securities in a strategy known as quantitative easing.

On December 16, 2008, the Federal Open Market Committee lowered the federal funds target rate to a range between 0.0% and 0.25%. Over time, the markets responded favorably to the coordinated efforts of Congress, the Treasury Department, the Federal Deposit Insurance Corporation, the Federal Reserve and other central banks to address the credit crisis. The turning point for the U.S. stock market came in March 2009, when investors became convinced that the worst was over and an economic recovery was likely.

Domestic equities generally advanced for the remainder of the reporting period, with the strongest results coming from stocks that had been among the hardest hit when the market fell. Despite advances in some financial stocks, the financials sector as a whole declined during the reporting period.

International stocks advanced, with strong results in the materials sector as commodity prices recovered. As investors moved from defensive sectors to more cyclical stocks, utilities weakened but semiconductor companies recorded strong results.

In the fixed-income markets, higher-risk segments were particularly strong. High-yield bonds, floating-rate debt and emerging-market debt were generally strong performers. U.S. Treasury securities and high-grade corporate issues, which had been stellar performers in the first half of the reporting period, weakened as investors' appetite for risk increased.

To keep your investments on a solid footing in a shifting market environment, our portfolio managers pursued their respective investment objectives and strategies with confidence and determination. Although short-term variations are an inevitable part of investing, our portfolio managers know that long-term results are the ultimate measure of investment success.

Fortunately, after three calendar quarters of economic contraction, gross domestic product was once again positive in the third quarter of 2009. Corporate profits, while still below third-quarter 2008 levels, have advanced for three consecutive quarters. At MainStay Funds, we find this economic data encouraging, and we hope you do too.

At MainStay, we have long recommended that our clients get invested, stay invested and add to their investments over time. With prudent diversification, gradual portfolio adjustments and a long-term perspective, MainStay shareholders can maintain a positive outlook as they pursue their financial goals.

Sincerely,


/s/ STEPHEN P. FISHER


Stephen P. Fisher
President



                          Not part of the Annual Report

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 EQUITY INDEX FUND



                 MainStay Funds

                 Annual Report

                 October 31, 2009

TABLE OF CONTENTS


ANNUAL REPORT
---------------------------------------------

INVESTMENT AND PERFORMANCE COMPARISON       5
---------------------------------------------

PORTFOLIO MANAGEMENT DISCUSSION AND
ANALYSIS                                    8
---------------------------------------------

PORTFOLIO OF INVESTMENTS                   10
---------------------------------------------

FINANCIAL STATEMENTS                       19
---------------------------------------------

NOTES TO FINANCIAL STATEMENTS              23
---------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM                            30
---------------------------------------------

BOARD CONSIDERATION AND APPROVAL OF
MANAGEMENT AGREEMENT AND NEW SUBADVISORY
AGREEMENT                                  31
---------------------------------------------

FEDERAL INCOME TAX INFORMATION             35
---------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        35
---------------------------------------------

SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       35
---------------------------------------------

BOARD MEMBERS AND OFFICERS                 36

INVESTMENT AND PERFORMANCE COMPARISON(1) (UNAUDITED)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


CLASS A SHARES--MAXIMUM 3% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL              ONE      FIVE         TEN
TOTAL RETURNS              YEAR    YEARS(1)    YEARS(1)
-------------------------------------------------------
With sales charges         6.20%     -0.78%      -1.91%
Excluding sales charges    9.48      -0.18       -1.61




                                                             (With sales charge)
(PERFORMANCE GRAPH)

              MAINSTAY EQUITY    S&P 500(R)
                 INDEX FUND         INDEX
              ---------------    ----------
10/31/99           24250            25000
                   25521            26523
                   19028            19918
                   16032            16909
                   19182            20426
                   20796            22350
                   22454            24299
                   26013            28270
                   29616            32386
                   18829            20696
10/31/09           20614            22725





 BENCHMARK PERFORMANCE                             ONE      FIVE       TEN
                                                   YEAR     YEARS     YEARS
S&P 500(R) Index(2)                               9.80%     0.33%    -0.95%
Average Lipper S&P 500 Index objective fund(3)    9.34     -0.16     -1.42



1. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund- share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital gain distributions. The graph assumes an initial investment of $25,000 and reflects the deduction of all sales charges that would have applied for the period of investment. Class A shares were sold with a maximum initial sales charge of 3.00% and an annual 12b-1 fee of 0.25%. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within the term of the agreement. Any recoupment amount is generally applied within a fiscal year. The agreement expires on February 28, 2011. Performance figures shown reflect nonrecurring reimbursements from affiliates for professional fees and losses attributable to shareholder trading arrangements. If these nonrecurring reimbursements had not been made the total return (excluding sales charges) would have been -0.22% for the five-year period ended October 31, 2009, and -1.63% for the ten-year period then ended.
2. S&P 500(R) Index is a trademark of The McGraw Hill Companies, Inc. The S&P 500(R) Index is widely regarded as the standard for measuring large-cap U.S. stock market performance. Total returns assume reinvestment of all dividends and capital gains. The S&P 500(R) Index is the Fund's broad-based securities market index for comparison purposes. An investment cannot be made directly in an index.
3. The average Lipper S&P 500(R) Index objective fund is representative of funds that are passively managed, and commit by prospectus language to replicate the performance of the S&P 500(R) Index (including reinvested basis dividends). In addition, S&P 500(R) Index objective funds have limited expenses (advisor fee no higher than 0.50%). This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.


                                                    mainstayinvestments.com    5

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY EQUITY INDEX FUND
(UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2009, to October 31, 2009, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2009, to October 31, 2009.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended October 31, 2009. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      5/1/09        10/31/09       PERIOD(1)        10/31/09        PERIOD(1)
CLASS A SHARES                 $1,000.00       $1,198.60        $3.33          $1,022.20         $3.06
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (0.60% for Class A) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.



6    MainStay Equity Index Fund

INDUSTRY COMPOSITION AS OF OCTOBER 31, 2009 (UNAUDITED)



Oil, Gas & Consumable Fuels            9.6%
Pharmaceuticals                        6.1
Computers & Peripherals                5.4
Software                               4.0
Diversified Financial Services         3.9
Capital Markets                        2.7
Food & Staples Retailing               2.7
Beverages                              2.6
Commercial Banks                       2.6
Diversified Telecommunication
  Services                             2.6
Aerospace & Defense                    2.5
Communications Equipment               2.5
Household Products                     2.5
Insurance                              2.4
Media                                  2.4
Semiconductors & Semiconductor
  Equipment                            2.3
Industrial Conglomerates               2.1
Electric Utilities                     1.9
Health Care Providers & Services       1.9
Chemicals                              1.8
Energy Equipment & Services            1.8
Health Care Equipment & Supplies       1.8
Internet Software & Services           1.8
Specialty Retail                       1.7
Food Products                          1.6
Biotechnology                          1.5
Machinery                              1.5
Tobacco                                1.5
Hotels, Restaurants & Leisure          1.4
Multi-Utilities                        1.2
IT Services                            1.1
Real Estate Investment Trusts          1.0
Air Freight & Logistics                0.9
Metals & Mining                        0.9
Multiline Retail                       0.9
Road & Rail                            0.8
Consumer Finance                       0.7
Commercial Services & Supplies         0.5
Electronic Equipment & Instruments     0.5
Internet & Catalog Retail              0.5
Textiles, Apparel & Luxury Goods       0.5
Electrical Equipment                   0.4
Life Sciences Tools & Services         0.4
Automobiles                            0.3
Household Durables                     0.3
Auto Components                        0.2
Construction & Engineering             0.2
Containers & Packaging                 0.2
Diversified Consumer Services          0.2
Independent Power Producers &
  Energy Traders                       0.2
Paper & Forest Products                0.2
Personal Products                      0.2
Wireless Telecommunication Services    0.2
Airlines                               0.1
Construction Materials                 0.1
Distributors                           0.1
Gas Utilities                          0.1
Leisure Equipment & Products           0.1
Office Electronics                     0.1
Professional Services                  0.1
Thrifts & Mortgage Finance             0.1
Trading Companies & Distributors       0.1
Building Products                      0.0++
Health Care Technology                 0.0++
Real Estate Management &
  Development                          0.0++
Short-Term Investments                 7.8
Liabilities in Excess of Other
  Assets                              -0.3
                                     -----
                                     100.0%
                                     =====



 See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

++  Less than one-tenth of a percent.

TOP TEN HOLDINGS AS OF OCTOBER 31, 2009 (EXCLUDING SHORT-TERM INVESTMENTS)


    1.  ExxonMobil Corp.
    2.  Microsoft Corp.
    3.  Procter & Gamble Co. (The)
    4.  Apple, Inc.
    5.  JPMorgan Chase & Co.
    6.  Johnson & Johnson
    7.  International Business Machines Corp.
    8.  Chevron Corp.
    9.  General Electric Co.
   10.  AT&T, Inc.





                                                    mainstayinvestments.com    7

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

Questions answered by portfolio manager Francis J. Ok of Madison Square Investors LLC, the Fund's Subadvisor.

HOW DID MAINSTAY EQUITY INDEX FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12 MONTHS ENDED OCTOBER 31, 2009?

Excluding all sales charges, Class A shares of MainStay Equity Index Fund returned 9.48% for the 12 months ended October 31, 2009. The Fund, which offers only one share class, outperformed the 9.34% return of the average Lipper(1) S&P 500 Index objective fund and underperformed the 9.80% return of the S&P 500(R) Index(2) for the 12 months ended October 31, 2009. Because the Fund incurs operating expenses that an index does not, there will be times when the Fund's performance lags that of the Index. The S&P 500(R) Index is the Fund's broad-based securities- market index. See page 5 for Fund returns with sales charges.

DURING THE REPORTING PERIOD, WHICH SECTORS HAD THE HIGHEST TOTAL RETURNS AND WHICH HAD THE LOWEST?

On the basis of total return, the best-performing sector in the S&P 500(R) Index was information technology, followed by consumer discretionary and materials. During the reporting period, financials had the lowest total return of any sector in the Index. Utilities had the second-lowest total return, followed by industrials.

DURING THE REPORTING PERIOD, WHICH SECTORS WERE THE STRONGEST CONTRIBUTORS TO THE FUND'S PERFORMANCE AND WHICH WERE THE WEAKEST CONTRIBUTORS?

On the basis of impact, which takes weightings and total returns into account, the sector that made the strongest contribution to the Fund's performance was information technology. Consumer discretionary was the second-strongest contributor, followed by energy. The sector that made the weakest contribution to the Fund's performance was financials. The second-weakest contributor was utilities, followed by telecommunication services.

DURING THE REPORTING PERIOD, WHICH INDIVIDUAL STOCKS HAD THE HIGHEST TOTAL RETURNS AND WHICH HAD THE LOWEST TOTAL RETURNS?

Within the S&P 500(R) Index, the stock with the highest total return during the 12-month reporting period was auto manufacturer Ford Motor Company. Grocery store chain Whole Foods Market had the second-highest total return, followed by gold, silver and copper producer Freeport-McMoRan Copper & Gold.

The S&P 500(R) Index holding with the lowest total return during the reporting period was auto manufacturer General Motors. Two companies in the financials sector, Citigroup and global asset manager American Capital, Ltd., had the second- and third-lowest total returns, respectively, of all S&P 500(R) stocks during the reporting period.

DURING THE REPORTING PERIOD, WHICH INDIVIDUAL STOCKS WERE THE STRONGEST CONTRIBUTORS TO THE FUND'S PERFORMANCE AND WHICH STOCKS WERE THE GREATEST DETRACTORS?

On the basis of impact, which takes weightings and total returns into account, the stocks that made the greatest positive contributions to the Fund's performance during the reporting period were information technology companies Apple, Microsoft and Google. The weakest contributor was Citigroup, followed by General Electric and Bank of America.

WERE THERE ANY CHANGES IN THE MAKEUP OF THE S&P 500(R) INDEX DURING THE REPORTING PERIOD?

During the 12-month reporting period, there were 33 additions to the S&P 500(R) Index and 33 deletions from it. Two significant additions to the Index based on index weightings were savings-and-loan holding company People's United Financial and alternative energy company First Solar.


----------
Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund. The Fund was closed to new investors and new purchases as of January 1, 2002. Existing shareholders are permitted to reinvest dividends only. Index funds generally seek to reflect the performance of an index or an allocation among indices, unlike other funds, whose objectives may, in some cases, involve seeking to outperform an index or other benchmark. The Fund seeks to track the performance and weightings of stocks in the S&P 500(R) Index. The Index itself, however, may change from time to time as companies merge, divest units, add to their market capitalization or face financial difficulties. In addition, Standard & Poor's may occasionally adjust the Index to better reflect the companies that it believes are most representative of the makeup of the U.S. economy. "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500" and "500" are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by New York Life Investments. "New York Life Investments" is a service mark used by New York Life Investment Management LLC.

1. See footnote on page 5 for more information on Lipper Inc.
2. See footnote on page 5 for more information on the S&P 500(R) Index.


8    MainStay Equity Index Fund

Anheuser-Busch Companies was a major deletion during the reporting period. The stock was deleted from the S&P 500(R) Index when Anheuser-Busch Companies was acquired by international beverage company InBev NV. Another notable deletion was pharmaceutical company Wyeth, which was acquired by Pfizer in October 2009.



----------
The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                    mainstayinvestments.com    9

PORTFOLIO OF INVESTMENTS+++ OCTOBER 31, 2009



                                         SHARES           VALUE
COMMON STOCKS 92.5%+
---------------------------------------------------------------

AEROSPACE & DEFENSE 2.5%
Boeing Co. (The)                         16,699   $     798,212
General Dynamics Corp.                    8,853         555,083
Goodrich Corp.                            2,839         154,300
Honeywell International,
  Inc.                                   17,288         620,466
ITT Corp.                                 4,189         212,382
L-3 Communications Holdings,
  Inc.                                    2,684         194,027
Lockheed Martin Corp.                     7,422         510,560
Northrop Grumman Corp.                    7,313         366,601
Precision Castparts Corp.                 3,217         307,320
Raytheon Co.                              8,951         405,301
Rockwell Collins, Inc.                    3,624         182,577
United Technologies Corp.                21,638       1,329,655
                                                  -------------
                                                      5,636,484
                                                  -------------

AIR FREIGHT & LOGISTICS 0.9%
C.H. Robinson Worldwide,
  Inc.                                    3,871         213,331
Expeditors International of
  Washington, Inc.                        4,894         157,685
FedEx Corp.                               7,182         522,060
United Parcel Service, Inc.
  Class B                                22,861       1,227,178
                                                  -------------
                                                      2,120,254
                                                  -------------

AIRLINES 0.1%
Southwest Airlines Co.                   17,070         143,388
                                                  -------------


AUTO COMPONENTS 0.2%
Goodyear Tire & Rubber Co.
  (The) (a)                               5,559          71,600
Johnson Controls, Inc.                   14,591         349,017
                                                  -------------
                                                        420,617
                                                  -------------

AUTOMOBILES 0.3%
Ford Motor Co. (a)                       74,111         518,777
Harley-Davidson, Inc.                     5,371         133,845
                                                  -------------
                                                        652,622
                                                  -------------

BEVERAGES 2.6%
Brown-Forman Corp. Class B                2,526         123,294
Coca-Cola Co. (The)                      53,274       2,840,037
Coca-Cola Enterprises, Inc.               7,321         139,611
Constellation Brands, Inc.
  Class A (a)                             4,568          72,266
Dr. Pepper Snapple Group,
  Inc. (a)                                5,855         159,607
Molson Coors Brewing Co.
  Class B                                 3,605         176,537
Pepsi Bottling Group, Inc.
  (The)                                   3,311         123,964
PepsiCo, Inc.                            35,812       2,168,417
                                                  -------------
                                                      5,803,733
                                                  -------------

BIOTECHNOLOGY 1.5%

Amgen, Inc. (a)                          23,344       1,254,273
Biogen Idec, Inc. (a)                     6,645         279,954
Celgene Corp. (a)                        10,543         538,220
Cephalon, Inc. (a)                        1,698          92,677
Genzyme Corp. (a)                         6,214         314,428
Gilead Sciences, Inc. (a)                20,787         884,487
                                                  -------------
                                                      3,364,039
                                                  -------------

BUILDING PRODUCTS 0.0%++
Masco Corp.                               8,309          97,631
                                                  -------------


CAPITAL MARKETS 2.7%
Ameriprise Financial, Inc.                5,868         203,444
Bank of New York Mellon Corp.
  (The)                                  27,651         737,176
Charles Schwab Corp. (The)               21,882         379,434
E*TRADE Financial Corp. (a)              33,099          48,325
Federated Investors, Inc.
  Class B                                 2,034          53,392
Franklin Resources, Inc.                  3,442         360,136
Goldman Sachs Group, Inc.
  (The)                                  11,752       1,999,838
Invesco, Ltd.                             9,564         202,279
Janus Capital Group, Inc.                 4,187          54,933
Legg Mason, Inc.                          3,733         108,668
Morgan Stanley                           31,245       1,003,589
Northern Trust Corp.                      5,549         278,837
State Street Corp.                       11,370         477,313
T. Rowe Price Group, Inc.                 5,888         286,922
                                                  -------------
                                                      6,194,286
                                                  -------------

CHEMICALS 1.8%
Air Products & Chemicals,
  Inc.                                    4,836         373,001
Airgas, Inc.                              1,876          83,219
CF Industries Holdings, Inc.              1,120          93,240
Dow Chemical Co. (The)                   26,305         617,642
E.I. du Pont de Nemours &
  Co.                                    20,772         660,965
Eastman Chemical Co.                      1,674          87,902
Ecolab, Inc.                              5,444         239,318
FMC Corp.                                 1,680          85,848
International Flavors &
  Fragrances, Inc.                        1,815          69,133
Monsanto Co.                             12,550         843,109
PPG Industries, Inc.                      3,788         213,757
Praxair, Inc.                             7,053         560,290
Sigma-Aldrich Corp.                       2,800         145,404
                                                  -------------
                                                      4,072,828
                                                  -------------

COMMERCIAL BANKS 2.6%
BB&T Corp.                               15,650         374,191
Comerica, Inc.                            3,473          96,376
Fifth Third Bancorp                      18,306         163,655
First Horizon National Corp.
  (a)                                     5,017          59,351
Huntington Bancshares, Inc.              16,421          62,564
KeyCorp                                  20,196         108,856


 +  Percentages indicated are based on Fund net assets.
 V Among the Fund's 10 largest holdings, as of October 31, 2009, excluding short-term investments. May be subject to change daily.


10    MainStay Equity Index Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                         SHARES           VALUE
COMMON STOCKS (CONTINUED)
COMMERCIAL BANKS (CONTINUED)
M&T Bank Corp.                            1,882   $     118,284
Marshall & Ilsley Corp.                   8,462          45,018
PNC Financial Services Group,
  Inc.                                   10,598         518,666
Regions Financial Corp.                  27,314         132,200
SunTrust Banks, Inc.                     11,481         219,402
U.S. Bancorp                             43,953       1,020,589
Wells Fargo & Co.                       107,392       2,955,428
Zions Bancorp                             2,907          41,163
                                                  -------------
                                                      5,915,743
                                                  -------------

COMMERCIAL SERVICES & SUPPLIES 0.5%
Avery Dennison Corp.                      2,592          92,405
Cintas Corp.                              3,032          83,956
Iron Mountain, Inc. (a)                   4,141         101,165
Pitney Bowes, Inc.                        4,756         116,522
R.R. Donnelley & Sons Co.                 4,731          94,998
Republic Services, Inc.                   7,408         191,941
Stericycle, Inc. (a)                      1,976         103,483
Waste Management, Inc.                   11,319         338,212
                                                  -------------
                                                      1,122,682
                                                  -------------

COMMUNICATIONS EQUIPMENT 2.5%
Ciena Corp. (a)                           2,104          24,680
Cisco Systems, Inc. (a)                 132,593       3,029,750
Harris Corp.                              3,013         125,702
JDS Uniphase Corp. (a)                    4,988          27,883
Juniper Networks, Inc. (a)               12,051         307,421
Motorola, Inc.                           52,766         452,205
QUALCOMM, Inc.                           38,235       1,583,311
Tellabs, Inc. (a)                         9,107          54,824
                                                  -------------
                                                      5,605,776
                                                  -------------

COMPUTERS & PERIPHERALS 5.4%
V  Apple, Inc. (a)                       20,593       3,881,780
Dell, Inc. (a)                           39,561         573,239
EMC Corp. (a)                            46,456         765,130
Hewlett-Packard Co.                      54,506       2,586,855
V  International Business
  Machines Corp.                         30,135       3,634,582
Lexmark International, Inc.
  Class A (a)                             1,795          45,773
NetApp, Inc. (a)                          7,732         209,151
QLogic Corp. (a)                          2,715          47,621
SanDisk Corp. (a)                         5,220         106,906
Sun Microsystems, Inc. (a)               17,318         141,661
Teradata Corp. (a)                        3,949         110,098
Western Digital Corp. (a)                 5,165         173,957
                                                  -------------
                                                     12,276,753
                                                  -------------

CONSTRUCTION & ENGINEERING 0.2%
Fluor Corp.                               4,135         183,677
Jacobs Engineering Group,
  Inc. (a)                                2,833         119,807
Quanta Services, Inc. (a)                 4,810         101,972
                                                  -------------
                                                        405,456
                                                  -------------

CONSTRUCTION MATERIALS 0.1%
Vulcan Materials Co.                      2,873         132,244
                                                  -------------


CONSUMER FINANCE 0.7%
American Express Co.                     27,343         952,630
Capital One Financial Corp.              10,459         382,799
Discover Financial Services              12,335         174,417
SLM Corp. (a)                            10,785         104,615
                                                  -------------
                                                      1,614,461
                                                  -------------

CONTAINERS & PACKAGING 0.2%
Ball Corp.                                2,185         107,786
Bemis Co., Inc.                           2,483          64,136
Owens-Illinois, Inc. (a)                  3,852         122,802
Pactiv Corp. (a)                          3,034          70,055
Sealed Air Corp.                          3,642          70,035
                                                  -------------
                                                        434,814
                                                  -------------

DISTRIBUTORS 0.1%
Genuine Parts Co.                         3,680         128,763
                                                  -------------


DIVERSIFIED CONSUMER SERVICES 0.2%
Apollo Group, Inc. Class A
  (a)                                     2,934         167,531
DeVry, Inc.                               1,416          78,291
H&R Block, Inc.                           7,708         141,365
                                                  -------------
                                                        387,187

                                                  -------------

DIVERSIFIED FINANCIAL SERVICES 3.9%
Bank of America Corp.                   198,884       2,899,729
Citigroup, Inc.                         299,977       1,226,906
CME Group, Inc.                           1,528         462,388
IntercontinentalExchange,
  Inc. (a)                                1,682         168,520
V  JPMorgan Chase & Co.                  90,402       3,776,091
Leucadia National Corp. (a)               4,370          98,194
Moody's Corp.                             4,479         106,063
NASDAQ OMX Group, Inc. (The)
  (a)                                     3,262          58,912
NYSE Euronext                             5,977         154,505
                                                  -------------
                                                      8,951,308
                                                  -------------

DIVERSIFIED TELECOMMUNICATION SERVICES 2.6%
V  AT&T, Inc.                           135,635       3,481,750
CenturyTel, Inc.                          6,801         220,761
Frontier Communications
  Corp.                                   7,184          51,509
Qwest Communications
  International, Inc.                    34,079         122,344
Verizon Communications, Inc.             65,302       1,932,286
Windstream Corp.                         10,039          96,776
                                                  -------------
                                                      5,905,426
                                                  -------------



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              11


                                         SHARES           VALUE
COMMON STOCKS (CONTINUED)
ELECTRIC UTILITIES 1.9%
Allegheny Energy, Inc.                    3,901   $      89,021
American Electric Power Co.,
  Inc.                                   10,980         331,816
Duke Energy Corp.                        29,809         471,578
Edison International                      7,520         239,286
Entergy Corp.                             4,501         345,317
Exelon Corp.                             15,151         711,491
FirstEnergy Corp.                         7,008         303,306
FPL Group, Inc.                           9,459         464,437
Northeast Utilities                       4,029          92,868
Pepco Holdings, Inc.                      5,076          75,785
Pinnacle West Capital Corp.               2,326          72,850
PPL Corp.                                 8,653         254,744
Progress Energy, Inc.                     6,401         240,230
Southern Co. (The)                       18,310         571,089
                                                  -------------
                                                      4,263,818
                                                  -------------

ELECTRICAL EQUIPMENT 0.4%
Emerson Electric Co.                     17,275         652,131
First Solar, Inc. (a)                     1,104         134,611
Rockwell Automation, Inc.                 3,265         133,702
                                                  -------------
                                                        920,444
                                                  -------------

ELECTRONIC EQUIPMENT & INSTRUMENTS 0.5%
Agilent Technologies, Inc.
  (a)                                     7,933         196,262
Amphenol Corp. Class A                    3,941         158,113
Corning, Inc.                            35,737         522,118
FLIR Systems, Inc. (a)                    3,484          96,890
Jabil Circuit, Inc.                       4,239          56,718
Molex, Inc.                               3,125          58,344
                                                  -------------
                                                      1,088,445
                                                  -------------

ENERGY EQUIPMENT & SERVICES 1.8%
Baker Hughes, Inc.                        7,123         299,665
BJ Services Co.                           6,738         129,369
Cameron International Corp.
  (a)                                     5,066         187,290
Diamond Offshore Drilling,
  Inc.                                    1,605         152,876
ENSCO International, Inc.                 3,272         149,825
FMC Technologies, Inc. (a)                2,815         148,069
Halliburton Co.                          20,729         605,494
Nabors Industries, Ltd. (a)               6,570         136,853
National Oilwell Varco, Inc.
  (a)                                     9,631         394,775
Rowan Cos., Inc.                          2,615          60,799
Schlumberger, Ltd.                       27,536       1,712,739
Smith International, Inc.                 5,049         140,009
                                                  -------------
                                                      4,117,763
                                                  -------------

FOOD & STAPLES RETAILING 2.7%
Costco Wholesale Corp.                    9,997         568,329
CVS Caremark Corp.                       33,177       1,171,148
Kroger Co. (The)                         14,976         346,395
Safeway, Inc.                             9,575         213,810
SUPERVALU, Inc.                           4,888          77,572
Sysco Corp.                              13,615         360,117
Wal-Mart Stores, Inc.                    49,650       2,466,612
Walgreen Co.                             22,813         863,016
Whole Foods Market, Inc. (a)              3,228         103,490
                                                  -------------
                                                      6,170,489
                                                  -------------

FOOD PRODUCTS 1.6%
Archer-Daniels-Midland Co.               14,759         444,541
Campbell Soup Co.                         4,429         140,621
ConAgra Foods, Inc.                      10,163         213,423
Dean Foods Co. (a)                        4,144          75,545
General Mills, Inc.                       7,481         493,148
H.J. Heinz Co.                            7,256         291,981
Hershey Co. (The)                         3,828         144,660
Hormel Foods Corp.                        1,604          58,482
J.M. Smucker Co. (The)                    2,733         144,111
Kellogg Co.                               5,897         303,931
Kraft Foods, Inc. Class A                33,899         932,900
McCormick & Co., Inc.                     2,999         104,995
Sara Lee Corp.                           15,992         180,550
Tyson Foods, Inc. Class A                 6,967          87,227
                                                  -------------
                                                      3,616,115
                                                  -------------

GAS UTILITIES 0.1%
EQT Corp.                                 3,021         126,459
Nicor, Inc.                               1,040          38,563
Questar Corp.                             4,002         159,440
                                                  -------------
                                                        324,462
                                                  -------------

HEALTH CARE EQUIPMENT & SUPPLIES 1.8%
Baxter International, Inc.               13,855         749,001
Becton, Dickinson & Co.                   5,503         376,185
Boston Scientific Corp. (a)              34,646         281,326
C.R. Bard, Inc.                           2,244         168,457
CareFusion Corp. (a)                      4,149          92,813
DENTSPLY International, Inc.              3,439         113,349
Hospira, Inc. (a)                         3,681         164,320
Intuitive Surgical, Inc. (a)                872         214,817
Medtronic, Inc.                          25,443         908,315
St. Jude Medical, Inc. (a)                7,999         272,606
Stryker Corp.                             6,492         298,632
Varian Medical Systems, Inc.
  (a)                                     2,865         117,408
Zimmer Holdings, Inc. (a)                 4,926         258,960
                                                  -------------
                                                      4,016,189
                                                  -------------

HEALTH CARE PROVIDERS & SERVICES 1.9%
Aetna, Inc.                              10,034         261,185
AmerisourceBergen Corp.                   6,833         151,351
Cardinal Health, Inc.                     8,301         235,250
CIGNA Corp.                               6,269         174,529
Coventry Health Care, Inc.
  (a)                                     3,438          68,176
DaVita, Inc. (a)                          2,396         127,060




12    MainStay Equity Index Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                         SHARES           VALUE
COMMON STOCKS (CONTINUED)
HEALTH CARE PROVIDERS & SERVICES (CONTINUED)
Express Scripts, Inc. (a)                 6,308   $     504,135
Humana, Inc. (a)                          3,892         146,261
Laboratory Corp. of America
  Holdings (a)                            2,492         171,674
McKesson Corp.                            6,118         359,310
Medco Health Solutions, Inc.
  (a)                                    10,890         611,147
Patterson Cos., Inc. (a)                  2,137          54,558
Quest Diagnostics, Inc.                   3,587         200,621
Tenet Healthcare Corp. (a)               10,115          51,789
UnitedHealth Group, Inc.                 26,737         693,825
WellPoint, Inc. (a)                      10,921         510,666
                                                  -------------
                                                      4,321,537
                                                  -------------

HEALTH CARE TECHNOLOGY 0.0%++
IMS Health, Inc.                          4,197          68,789
                                                  -------------


HOTELS, RESTAURANTS & LEISURE 1.4%
Carnival Corp.                           10,084         293,646
Darden Restaurants, Inc.                  3,200          96,992
International Game Technology             6,799         121,294
Marriott International, Inc.
  Class A                                 5,782         144,897
McDonald's Corp.                         25,102       1,471,228
Starbucks Corp. (a)                      16,974         322,166
Starwood Hotels & Resorts
  Worldwide, Inc.                         4,295         124,813
Wyndham Worldwide Corp.                   4,106          70,007
Wynn Resorts, Ltd. (a)                    1,585          85,939
Yum! Brands, Inc.                        10,725         353,389
                                                  -------------
                                                      3,084,371
                                                  -------------

HOUSEHOLD DURABLES 0.3%
Black & Decker Corp.                      1,383          65,305
D.R. Horton, Inc.                         6,358          69,684
Fortune Brands, Inc.                      3,460         134,767
Harman International
  Industries, Inc.                        1,594          59,950
KB Home                                   1,701          24,120
Leggett & Platt, Inc.                     3,605          69,685
Lennar Corp. Class A                      3,545          44,667
Newell Rubbermaid, Inc.                   6,384          92,632
Pulte Homes, Inc.                         7,266          65,467
Whirlpool Corp.                           1,695         121,345
                                                  -------------
                                                        747,622
                                                  -------------

HOUSEHOLD PRODUCTS 2.5%
Clorox Co. (The)                          3,201         189,595
Colgate-Palmolive Co.                    11,458         900,943
Kimberly-Clark Corp.                      9,528         582,732
V  Procter & Gamble Co. (The)            67,100       3,891,800
                                                  -------------
                                                      5,565,070
                                                  -------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS 0.2%
AES Corp. (The) (a)                      15,333         200,402
Constellation Energy Group,
  Inc.                                    4,594         142,047
Dynegy, Inc. Class A (a)                 11,655          23,310
                                                  -------------
                                                        365,759
                                                  -------------

INDUSTRIAL CONGLOMERATES 2.1%
3M Co.                                   16,053       1,181,019
V  General Electric Co.                 244,291       3,483,590
Textron, Inc.                             6,212         110,449
                                                  -------------
                                                      4,775,058
                                                  -------------

INSURANCE 2.4%
Aflac, Inc.                              10,756         446,266
Allstate Corp. (The)                     12,331         364,628
American International Group,
  Inc. (a)                                3,109         104,525
Aon Corp.                                 6,310         242,998
Assurant, Inc.                            2,714          81,230
Chubb Corp. (The)                         8,044         390,295
Cincinnati Financial Corp.                3,747          95,024
Genworth Financial, Inc.
  Class A (a)                            11,068         117,542
Hartford Financial Services
  Group, Inc. (The)                       8,841         216,781
Lincoln National Corp.                    6,945         165,499
Loews Corp.                               8,351         276,418
Marsh & McLennan Cos., Inc.              12,042         282,505
MBIA, Inc. (a)                            3,634          14,754
MetLife, Inc.                            18,819         640,411
Principal Financial Group,
  Inc.                                    7,332         183,593
Progressive Corp. (The) (a)              15,589         249,424
Prudential Financial, Inc.               10,660         482,152
Torchmark Corp.                           1,902          77,221
Travelers Cos., Inc. (The)               13,055         650,009
Unum Group                                7,643         152,478
XL Capital, Ltd. Class A                  7,866         129,081
                                                  -------------
                                                      5,362,834
                                                  -------------

INTERNET & CATALOG RETAIL 0.5%
Amazon.com, Inc. (a)                      7,648         908,659
Expedia, Inc. (a)                         4,837         109,655
Priceline.com, Inc. (a)                     488          77,024
                                                  -------------
                                                      1,095,338
                                                  -------------

INTERNET SOFTWARE & SERVICES 1.8%
Akamai Technologies, Inc. (a)             3,963          87,186
eBay, Inc. (a)                           25,822         575,056
Google, Inc. Class A (a)                  5,531       2,965,280
VeriSign, Inc. (a)                        4,481         102,211
Yahoo!, Inc. (a)                         27,438         436,264
                                                  -------------
                                                      4,165,997
                                                  -------------

IT SERVICES 1.1%
Affiliated Computer Services,
  Inc. Class A (a)                        2,251         117,255
Automatic Data Processing,
  Inc.                                   11,552         459,770


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13


                                         SHARES           VALUE
COMMON STOCKS (CONTINUED)
IT SERVICES (CONTINUED)
Cognizant Technology
  Solutions Corp. Class A (a)             6,717   $     259,612
Computer Sciences Corp. (a)               3,496         177,282
Convergys Corp. (a)                       2,824          30,640
Fidelity National Information
  Services, Inc.                          7,160         155,802
Fiserv, Inc. (a)                          3,549         162,793
Mastercard, Inc. Class A                  2,206         483,158
Paychex, Inc.                             7,411         210,546
Total System Services, Inc.               4,542          72,536
Western Union Co. (The)                  16,150         293,445
                                                  -------------
                                                      2,422,839
                                                  -------------

LEISURE EQUIPMENT & PRODUCTS 0.1%
Eastman Kodak Co. (a)                     6,198          23,243
Hasbro, Inc.                              2,894          78,919
Mattel, Inc.                              8,270         156,551
                                                  -------------
                                                        258,713
                                                  -------------

LIFE SCIENCES TOOLS & SERVICES 0.4%
Life Technologies Corp. (a)               4,054         191,227
Millipore Corp. (a)                       1,274          85,371
PerkinElmer, Inc.                         2,730          50,806
Thermo Fisher Scientific,
  Inc. (a)                                9,388         422,460
Waters Corp. (a)                          2,196         126,116
                                                  -------------
                                                        875,980
                                                  -------------

MACHINERY 1.5%
Caterpillar, Inc.                        14,291         786,863
Cummins, Inc.                             4,647         200,100
Danaher Corp.                             5,954         406,241
Deere & Co.                               9,747         443,976
Dover Corp.                               4,292         161,723
Eaton Corp.                               3,805         230,012
Flowserve Corp.                           1,286         126,298
Illinois Tool Works, Inc.                 8,853         406,530
PACCAR, Inc.                              8,370         313,122
Pall Corp.                                2,726          86,523
Parker Hannifin Corp.                     3,690         195,422
Snap-On, Inc.                             1,327          48,475
Stanley Works (The)                       1,818          82,228
                                                  -------------
                                                      3,487,513
                                                  -------------

MEDIA 2.4%
CBS Corp. Class B                        15,580         183,377
Comcast Corp. Class A                    65,971         956,579
DIRECTV Group, Inc. (The) (a)            10,340         271,942
Gannett Co., Inc.                         5,396          52,989
Interpublic Group of Cos.,
  Inc. (The) (a)                         11,175          67,274
McGraw-Hill Cos., Inc. (The)              7,259         208,914
Meredith Corp.                              837          22,649
New York Times Co. (The)
  Class A                                 2,657          21,176
News Corp. Class A                       51,714         595,745
Omnicom Group, Inc.                       7,144         244,896
Scripps Networks Interactive
  Class A                                 2,051          77,446
Time Warner Cable, Inc.                   8,100         319,464
Time Warner, Inc.                        27,255         820,921
Viacom, Inc. Class B (a)                 13,941         384,632
Walt Disney Co. (The)                    42,710       1,168,973
Washington Post Co. Class B                 143          61,776
                                                  -------------
                                                      5,458,753
                                                  -------------

METALS & MINING 0.9%
AK Steel Holding Corp.                    2,515          39,913
Alcoa, Inc.                              22,438         278,680
Allegheny Technologies, Inc.              2,255          69,589
Freeport-McMoRan Copper &
  Gold, Inc. (a)                          9,466         694,426
Newmont Mining Corp.                     11,264         489,533
Nucor Corp.                               7,245         288,713
Titanium Metals Corp.                     1,951          16,779
United States Steel Corp.                 3,295         113,645
                                                  -------------
                                                      1,991,278
                                                  -------------

MULTI-UTILITIES 1.2%
Ameren Corp.                              5,365         130,584
CenterPoint Energy, Inc.                  8,883         111,926
CMS Energy Corp.                          5,216          69,373
Consolidated Edison, Inc.                 6,313         256,813
Dominion Resources, Inc.                 13,684         466,488
DTE Energy Corp.                          3,760         139,045
Integrys Energy Group, Inc.               1,764          61,034
NiSource, Inc.                            6,327          81,745
PG&E Corp.                                8,521         348,424
Public Service Enterprise
  Group, Inc.                            11,632         346,634
SCANA Corp.                               2,535          85,784
Sempra Energy                             5,620         289,149
TECO Energy, Inc.                         4,910          70,409
Wisconsin Energy Corp.                    2,699         117,865
Xcel Energy, Inc.                        10,476         197,577
                                                  -------------
                                                      2,772,850
                                                  -------------

MULTILINE RETAIL 0.9%
Big Lots, Inc. (a)                        1,899          47,570
Family Dollar Stores, Inc.                3,225          91,267
J.C. Penney Co., Inc.                     5,430         179,896
Kohl's Corp. (a)                          7,031         402,314
Macy's, Inc.                              9,708         170,570
Nordstrom, Inc.                           3,787         120,351
Sears Holdings Corp. (a)                  1,147          77,835
Target Corp.                             17,284         837,064
                                                  -------------
                                                      1,926,867
                                                  -------------





14    MainStay Equity Index Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                         SHARES           VALUE
COMMON STOCKS (CONTINUED)
OFFICE ELECTRONICS 0.1%
Xerox Corp.                              19,973   $     150,197
                                                  -------------


OIL, GAS & CONSUMABLE FUELS 9.6%
Anadarko Petroleum Corp.                 11,283         687,473
Apache Corp.                              7,722         726,795
Cabot Oil & Gas Corp.                     2,385          91,751
Chesapeake Energy Corp.                  14,759         361,595
V  Chevron Corp.                         46,103       3,528,724
ConocoPhillips                           34,089       1,710,586
CONSOL Energy, Inc.                       4,154         177,833
Denbury Resources, Inc. (a)               5,736          83,746
Devon Energy Corp.                       10,193         659,589
El Paso Corp.                            16,186         158,785
EOG Resources, Inc.                       5,791         472,893
V  ExxonMobil Corp.                     110,476       7,917,815
Hess Corp.                                6,691         366,265
Marathon Oil Corp.                       16,282         520,535
Massey Energy Co.                         1,965          57,162
Murphy Oil Corp.                          4,397         268,833
Noble Energy, Inc.                        3,985         261,535
Occidental Petroleum Corp.               18,638       1,414,251
Peabody Energy Corp.                      6,153         243,597
Pioneer Natural Resources
  Co.                                     2,645         108,736
Range Resources Corp.                     3,615         180,931
Southwestern Energy Co. (a)               7,922         345,241
Spectra Energy Corp.                     14,885         284,601
Sunoco, Inc.                              2,697          83,068
Tesoro Corp.                              3,193          45,149
Valero Energy Corp.                      12,937         234,160
Williams Cos., Inc.                      13,348         251,610
XTO Energy, Inc.                         13,338         554,327
                                                  -------------
                                                     21,797,586
                                                  -------------

PAPER & FOREST PRODUCTS 0.2%
International Paper Co.                   9,948         221,940
MeadWestvaco Corp.                        3,934          89,813
Weyerhaeuser Co.                          4,877         177,230
                                                  -------------
                                                        488,983
                                                  -------------

PERSONAL PRODUCTS 0.2%
Avon Products, Inc.                       9,838         315,308
Estee Lauder Cos., Inc. (The)
  Class A                                 2,713         115,302
                                                  -------------
                                                        430,610
                                                  -------------

PHARMACEUTICALS 6.1%
Abbott Laboratories                      35,538       1,797,157
Allergan, Inc.                            7,069         397,631
Bristol-Myers Squibb Co.                 45,538         992,728
Eli Lilly & Co.                          23,244         790,528
Forest Laboratories, Inc. (a)             6,956         192,473
V  Johnson & Johnson                     63,347       3,740,640
King Pharmaceuticals, Inc.
  (a)                                     5,686          57,599
Merck & Co., Inc.                        48,479       1,499,456
Mylan, Inc. (a)                           7,032         114,200
Pfizer, Inc.                            185,391       3,157,209
Schering-Plough Corp.                    37,561       1,059,220
Watson Pharmaceuticals, Inc.
  (a)                                     2,412          83,021
                                                  -------------
                                                     13,881,862
                                                  -------------

PROFESSIONAL SERVICES 0.1%
Dun & Bradstreet Corp.                    1,213          92,867
Equifax, Inc.                             2,915          79,813
Monster Worldwide, Inc. (a)               2,894          42,021
Robert Half International,
  Inc.                                    3,491          80,991
                                                  -------------
                                                        295,692
                                                  -------------

REAL ESTATE INVESTMENT TRUSTS 1.0%
Apartment Investment &
  Management Co. Class A                  2,697          33,308
AvalonBay Communities, Inc.               1,838         126,418
Boston Properties, Inc.                   3,186         193,613
Equity Residential                        6,274         181,193
HCP, Inc.                                 6,738         199,377
Health Care REIT, Inc.                    2,756         122,284
Host Hotels & Resorts, Inc.              13,882         140,347
Kimco Realty Corp.                        8,657         109,425
Plum Creek Timber Co., Inc.               3,743         117,118
ProLogis                                 10,179         115,328
Public Storage                            3,119         229,558
Simon Property Group, Inc.                6,507         441,760
Ventas, Inc.                              3,606         144,709
Vornado Realty Trust                      3,589         213,761
                                                  -------------
                                                      2,368,199
                                                  -------------

REAL ESTATE MANAGEMENT & DEVELOPMENT 0.0%++
CB Richard Ellis Group, Inc.
  Class A (a)                             5,445          56,356
Forestar Real Estate Group,
  Inc. (a)                                    1              15
                                                  -------------
                                                         56,371
                                                  -------------

ROAD & RAIL 0.8%
Burlington Northern Santa Fe
  Corp.                                   6,022         453,577
CSX Corp.                                 9,012         380,126
Norfolk Southern Corp.                    8,451         393,986
Ryder System, Inc.                        1,286          52,147
Union Pacific Corp.                      11,588         638,962
                                                  -------------
                                                      1,918,798
                                                  -------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 2.3%
Advanced Micro Devices, Inc.
  (a)                                    12,931          59,483
Altera Corp.                              6,763         133,840
Analog Devices, Inc.                      6,721         172,259
Applied Materials, Inc.                  30,660         374,052
Broadcom Corp. Class A (a)                9,918         263,918


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15


                                         SHARES           VALUE
COMMON STOCKS (CONTINUED)
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (CONTINUED)
Intel Corp.                             128,687   $   2,459,209
KLA-Tencor Corp.                          3,894         126,594
Linear Technology Corp.                   5,117         132,428
LSI Corp. (a)                            14,986          76,728
MEMC Electronic Materials,
  Inc. (a)                                5,183          64,373
Microchip Technology, Inc.                4,196         100,536
Micron Technology, Inc. (a)              19,467         132,181
National Semiconductor Corp.              5,381          69,630
Novellus Systems, Inc. (a)                2,243          46,161
NVIDIA Corp. (a)                         12,593         150,612
Teradyne, Inc. (a)                        4,121          34,493
Texas Instruments, Inc.                  28,998         680,003
Xilinx, Inc.                              6,318         137,416
                                                  -------------
                                                      5,213,916
                                                  -------------

SOFTWARE 4.0%
Adobe Systems, Inc. (a)                  12,059         397,224
Autodesk, Inc. (a)                        5,281         131,655
BMC Software, Inc. (a)                    4,230         157,187
CA, Inc.                                  9,151         191,439
Citrix Systems, Inc. (a)                  4,190         154,024
Compuware Corp. (a)                       5,461          38,555
Electronic Arts, Inc. (a)                 7,401         134,994
Intuit, Inc. (a)                          7,427         215,903
McAfee, Inc. (a)                          3,614         151,354
V  Microsoft Corp.                      178,210       4,941,763
Novell, Inc. (a)                          7,972          32,606
Oracle Corp.                             89,783       1,894,421
Red Hat, Inc. (a)                         4,322         111,551
Salesforce.com, Inc. (a)                  2,508         142,329
Symantec Corp. (a)                       18,724         329,168
                                                  -------------
                                                      9,024,173
                                                  -------------

SPECIALTY RETAIL 1.7%
Abercrombie & Fitch Co. Class
  A                                       2,007          65,870
AutoNation, Inc. (a)                      2,169          37,393
AutoZone, Inc. (a)                          701          94,852
Bed Bath & Beyond, Inc. (a)               5,990         210,908
Best Buy Co., Inc.                        7,848         299,637
GameStop Corp. Class A (a)                3,778          91,768
Gap, Inc. (The)                          11,069         236,212
Home Depot, Inc. (The)                   39,185         983,152
Limited Brands, Inc.                      6,138         108,029
Lowe's Cos., Inc.                        33,966         664,715
O'Reilly Automotive, Inc. (a)             3,116         116,164
Office Depot, Inc. (a)                    6,316          38,212
RadioShack Corp.                          2,887          48,761
Sherwin-Williams Co. (The)                2,245         128,055
Staples, Inc.                            16,605         360,328
Tiffany & Co.                             2,840         111,584
TJX Cos., Inc.                            9,744         363,938
                                                  -------------
                                                      3,959,578
                                                  -------------

TEXTILES, APPAREL & LUXURY GOODS 0.5%
Coach, Inc.                               7,313         241,109
NIKE, Inc. Class B                        8,948         556,387
Polo Ralph Lauren Corp.                   1,329          98,904
VF Corp.                                  2,050         145,632
                                                  -------------
                                                      1,042,032
                                                  -------------

THRIFTS & MORTGAGE FINANCE 0.1%
Guaranty Financial Group,
  Inc. (a)                                    1               0 (b)
Hudson City Bancorp, Inc.                10,849         142,556
People's United Financial,
  Inc.                                    8,027         128,673
                                                  -------------
                                                        271,229
                                                  -------------

TOBACCO 1.5%
Altria Group, Inc.                       47,617         862,344
Lorillard, Inc.                           3,797         295,103
Philip Morris International,
  Inc.                                   44,470       2,106,099
Reynolds American, Inc.                   3,902         189,169
                                                  -------------
                                                      3,452,715
                                                  -------------

TRADING COMPANIES & DISTRIBUTORS 0.1%
Fastenal Co.                              3,039         104,846
W.W. Grainger, Inc.                       1,432         134,221
                                                  -------------
                                                        239,067
                                                  -------------

WIRELESS TELECOMMUNICATION SERVICES 0.2%
American Tower Corp. Class A
  (a)                                     9,072         334,031
MetroPCS Communications, Inc.
  (a)                                     5,990          37,318
Sprint Nextel Corp. (a)                  65,900         195,064
                                                  -------------
                                                        566,413
                                                  -------------
Total Common Stocks
  (Cost $134,320,576)                               209,808,809
                                                  -------------


                                      PRINCIPAL
                                         AMOUNT

SHORT-TERM INVESTMENTS 7.8%
---------------------------------------------------------------

REPURCHASE AGREEMENT 0.0%++
State Street Bank and Trust
  Co.
  0.01%, dated 10/30/09
  due 11/2/09
  Proceeds at Maturity
  $13,237 (Collateralized by
  a United States Treasury
  Bill with a rate of 0.105%
  and a maturity date of
  3/18/10, with a Principal
  Amount of $15,000 and a
  Market Value of $14,994)          $    13,237          13,237
                                                  -------------
Total Repurchase Agreement
  (Cost $13,237)                                         13,237
                                                  -------------





16    MainStay Equity Index Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                      PRINCIPAL
                                         AMOUNT           VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
U.S. GOVERNMENT 7.8%
United States Treasury Bills
  0.045%, due 1/21/10 (c)(d)        $ 2,700,000   $   2,699,778
  0.054%, due 1/7/10 (c)             14,900,000      14,899,449
                                                  -------------
Total U.S. Government
  (Cost $17,598,170)                                 17,599,227
                                                  -------------
Total Short-Term Investments
  (Cost $17,611,407)                                 17,612,464
                                                  -------------
Total Investments
  (Cost $151,931,983) (f)                 100.3%    227,421,273
Liabilities in Excess of
  Other Assets                             (0.3)       (721,895)
                                          -----    ------------
Net Assets                                100.0%  $ 226,699,378
                                          =====    ============




                            CONTRACTS         UNREALIZED
                                 LONG   DEPRECIATION (e)
FUTURES CONTRACTS (0.2%)
--------------------------------------------------------

Standard & Poor's 500
  Index
  Mini December 2009              330          $(471,518)
                                               ---------
Total Futures Contracts
  (Settlement Value
  $17,044,500)                                 $(471,518)
                                               =========






+++  On a daily basis New York Life
     Investments confirms that the value of
     the Fund's liquid assets (liquid
     portfolio securities and cash) is
     sufficient to cover its potential senior
     securities (e.g., futures, swaps,
     options).
++   Less than one-tenth of a percent.
(a)  Non-income producing security.
(b)  Less than one dollar.
(c)  Interest rate presented is yield to
     maturity.
(d)  Represents a security which is
     segregated, or partially segregated as
     collateral for futures contracts.
(e)  Represents the difference between the
     value of the contracts at the time they
     were opened and the value at October 31,
     2009.
(f)  At October 31, 2009, cost is $158,444,872
     for federal income tax purposes and net
     unrealized appreciation is as follows:



Gross unrealized appreciation      $ 93,479,892
Gross unrealized depreciation       (24,503,491)
                                   ------------
Net unrealized appreciation        $ 68,976,401
                                   ============





The following is a summary of the fair valuations according to the inputs used as of October 31, 2009, for valuing the Fund's assets and liabilities.

ASSET VALUATION INPUTS


                                                      QUOTED
                                                   PRICES IN
                                                      ACTIVE   SIGNIFICANT
                                                 MARKETS FOR         OTHER     SIGNIFICANT
                                                   IDENTICAL    OBSERVABLE    UNOBSERVABLE
                                                      ASSETS        INPUTS          INPUTS
 DESCRIPTION                                       (LEVEL 1)     (LEVEL 2)       (LEVEL 3)           TOTAL
 Investments in Securities
 Common Stocks                                  $209,808,809   $        --        $     --    $209,808,809
                                                ------------   -----------        --------    ------------
 Short-Term Investments
  Repurchase Agreement                                    --        13,237              --          13,237
  U.S. Government                                         --    17,599,227              --      17,599,227
                                                ------------   -----------        --------    ------------
 Total Short-Term Investments                             --    17,612,464              --      17,612,464
                                                ------------   -----------        --------    ------------
 Total Investments in Securities                $209,808,809   $17,612,464             $--    $227,421,273
                                                ============   ===========        ========    ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              17

LIABILITY VALUATION INPUTS


                                                       QUOTED
                                                    PRICES IN
                                                       ACTIVE     SIGNIFICANT
                                                  MARKETS FOR           OTHER     SIGNIFICANT
                                                    IDENTICAL      OBSERVABLE    UNOBSERVABLE
                                                       ASSETS          INPUTS          INPUTS
 DESCRIPTION                                        (LEVEL 1)       (LEVEL 2)       (LEVEL 3)            TOTAL
 Other Financial Instruments
 Futures Contracts (a)                          $    (471,518)  $          --        $     --    $    (471,518)
                                                -------------   -------------        --------    -------------
 Total Other Financial Instruments                  $(471,518)            $--             $--        $(471,518)
                                                =============   =============        ========    =============




 (a) The value listed for these securities reflects unrealized depreciation as shown on the Portfolio of Investments.

 At October 31, 2009, the Portfolio did not hold any investments with significant unobservable inputs (Level 3).



18    MainStay Equity Index Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2009


ASSETS:
Investment in securities, at value
  (identified cost $151,931,983)      $227,421,273
Receivables:
  Dividends and interest                   263,726
Other assets                                 8,938
                                      ------------
     Total assets                      227,693,937
                                      ------------
LIABILITIES:
Payables:
  Variation margin on futures
     contracts                             474,059
  Fund shares redeemed                     197,555
  Transfer agent (See Note 3)               91,295
  Investment securities purchased           77,025
  NYLIFE Distributors (See Note 3)          49,957
  Shareholder communication                 46,390
  Professional fees                         31,838
  Manager (See Note 3)                      11,144
  Custodian                                  6,232
  Trustees                                     677
Accrued expenses                             8,387
                                      ------------
     Total liabilities                     994,559
                                      ------------
Net assets                            $226,699,378
                                      ============
COMPOSITION OF NET ASSETS:
Share of beneficial interest
  outstanding
  (par value of $.01 per share)
  unlimited number of shares
  authorized                          $     59,779
Additional paid-in capital             187,008,665
                                      ------------
                                       187,068,444
Accumulated undistributed net
  investment income                      3,930,318
Accumulated net realized loss on
  investments and futures
  transactions                         (39,317,156)
Net unrealized appreciation on
  investments and futures contracts     75,017,772
                                      ------------
Net assets applicable to
  outstanding shares                  $226,699,378
                                      ============
Shares of beneficial interest
  outstanding                            5,977,919
                                      ============
Net asset value per share
  outstanding (a)                     $      37.92
Maximum sales charge (3.00% of
  offering price) (a)                         1.17
                                      ------------
Maximum offering price per share
  outstanding (a)                     $      39.09
                                      ============




(a) Adjusted to reflect the cumulative effects of the reverse stock split in each year, as well as the reverse stock split on December 14, 2009. (See
    Note 2 (C).)




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              19

STATEMENT OF OPERATIONS  FOR THE YEAR ENDED OCTOBER 31, 2009


INVESTMENT INCOME:
INCOME:
  Dividends (a)                       $ 5,271,979
  Interest                                 16,708
                                      -----------
     Total income                       5,288,687
                                      -----------
EXPENSES:
  Manager (See Note 3)                    578,718
  Transfer agent (See Note 3)             566,589
  Distribution/Service (See Note 3)       530,821
  Shareholder communication               111,526
  Professional fees                        95,655
  Custodian                                24,275
  Registration                             20,639
  Trustees                                  9,842
  Miscellaneous                            23,437
                                      -----------
     Total expenses before
       waiver/reimbursement             1,961,502
  Expense waiver/reimbursement from
     Manager (See Note 3)                (687,531)
                                      -----------
     Net expenses                       1,273,971
                                      -----------
Net investment income                   4,014,716
                                      -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized gain (loss) on:
  Security transactions                 1,397,517
  Futures transactions                 (1,165,802)
                                      -----------
Net realized gain on investments and
  futures transactions                    231,715
                                      -----------
Net change in unrealized
  appreciation (depreciation) on:
  Investments                          10,964,350
  Futures contracts                     2,045,314
                                      -----------
Net change in unrealized
  appreciation on investments and
  futures contracts                    13,009,664
                                      -----------
Net realized and unrealized gain on
  investments and futures
  transactions                         13,241,379
                                      -----------
Net increase in net assets resulting
  from
  operations                          $17,256,095
                                      ===========




(a) Dividends recorded net of foreign withholding taxes in the amount of $19.



20    MainStay Equity Index Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED OCTOBER 31, 2009 AND OCTOBER 31, 2008


                                       2009            2008
DECREASE IN NET ASSETS:
Operations:
 Net investment income         $  4,014,716   $   6,037,735
 Net realized gain on
  investments and futures
  transactions                      231,715       9,439,967
 Net change in unrealized
  appreciation (depreciation)
  on investments and futures
  contracts                      13,009,664    (165,672,571)
                               ----------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                     17,256,095    (150,194,869)
                               ----------------------------

Dividends to shareholders:
 From net investment income      (5,950,646)     (5,990,321)
                               ----------------------------
Capital share transactions:
 Net proceeds from sale of
  shares                            385,343         193,539
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends       5,718,581       5,766,090
 Cost of shares redeemed        (32,712,323)    (66,094,744)
                               ----------------------------
    Decrease in net assets
     derived from capital
     share transactions         (26,608,399)    (60,135,115)
                               ----------------------------
    Net decrease in net
     assets                     (15,302,950)   (216,320,305)

NET ASSETS:
Beginning of year               242,002,328     458,322,633
                               ----------------------------
End of year                    $226,699,378   $ 242,002,328
                               ============================
Accumulated undistributed net
 investment income at end of
 year                          $  3,930,318   $   5,949,924
                               ============================





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              21

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                             YEAR ENDED OCTOBER 31,

                            --------------------------------------------------------
                              2009        2008        2007        2006        2005
Net asset value at
  beginning of year (a)     $  35.62    $  56.83    $  50.67    $  44.28    $  41.41
                            --------    --------    --------    --------    --------
Net investment income (a)       0.67        0.80 (c)    0.80 (c)    0.77        0.65 (d)
Net realized and
  unrealized gain (loss)
  on investments (a)            2.50      (21.27)       6.14        6.18 (e)    2.67
                            --------    --------    --------    --------    --------
Total from investment
  operations (a)                3.17      (20.47)       6.94        6.95        3.32
                            --------    --------    --------    --------    --------
Less dividends:
  From net investment
     income (a)                (0.87)      (0.74)      (0.78)      (0.56)      (0.45)
                            --------    --------    --------    --------    --------
Net asset value at end of
  year (a)                  $  37.92    $  35.62    $  56.83    $  50.67    $  44.28
                            ========    ========    ========    ========    ========
Total investment return
  (b)                           9.48%     (36.44%)     13.83%      15.85%(e)(f) 7.97%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income         1.89%       1.67%       1.51%       1.45%       1.40%(d)
  Net expenses                  0.60%       0.60%       0.60%       0.64%       0.74%
  Expenses (before
     waiver/reimbursement)      0.92%       0.79%       0.74%       0.79%(f)    1.03%
Portfolio turnover rate           14%          4%          5%          5%          6%
Net assets at end of year
  (in 000's)                $226,699    $242,002    $458,323    $494,971    $550,307




(a)  Adjusted to reflect the cumulative effects of the reverse stock split in each year, as well as the reverse stock split on December 14, 2009. (See Note 2
     (C).)
(b)  Total return is calculated exclusive of sales charge and assumes the reinvestments of dividends and distributions.
(c)  Per share data based on average shares outstanding during the period.
(d)  Net investment income and the ratio of net investment income includes $0.12 per share and 0.29%, respectively as a result of a special one time dividend from Microsoft Corp.
(e)  The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager's reimbursement of such losses was $0.04 per share on net realized gains on investments and the effect on total investment return was 0.12%, respectively.
(f)  Includes nonrecurring reimbursements from the Manager for professional fees.
     The effect on total return was less than one-hundredth of a percent.





22    MainStay Equity Index Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of fourteen funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay Equity Index Fund (the "Fund"). The Board of Trustees of the Trust approved the closure of the Fund to new investors and new share purchases effective January 1, 2002. Existing shareholders are permitted to reinvest dividends only and NYLIFE LLC will continue to honor the unconditional guarantee associated with the Fund. (See Note 9.)

The Fund's investment objective is to seek to provide investment results that correspond to the total return performance (reflecting reinvestment of dividends) of publicly traded common stocks represented by the S&P 500(R) Index. When formed, the Fund was sub-classified as a "non-diversified" fund, which meant that it could invest a greater percentage of its assets than other funds in a particular issuer. However, due to the Fund's principal investment strategy and investment process, it has historically operated as a "diversified" fund. Therefore, the Fund will not operate as a "non-diversified" fund without first obtaining shareholder approval.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date"). Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in other mutual funds are valued at their net asset values ("NAVs") as of the close of the New York Stock Exchange on the valuation date.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less ("short-term investments") are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board of Trustees to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's Manager or Subadvisor, as defined in Note 3(A), reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At October 31, 2009, the Fund did not hold securities that were valued in such a manner.

"Fair Value" is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

- Level 1--quoted prices in active markets for identical investments

- Level 2--other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)


                                                   mainstayinvestments.com    23

- Level 3--significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of October 31, 2009, for the Fund's investments is included at the end of the Fund's Portfolio of Investments.

The valuation techniques that may have been used by the Fund to measure fair value during the year ended October 31, 2009, maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund may have utilized some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets. For the year ended October 31, 2009, there have been no changes to the fair value methodologies.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code") applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is "more likely than not" to be sustained assuming examination by taxing authorities. Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Fund's financial statements. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at NAV, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America.

The Fund declared a dividend of $0.6586 per share, which was paid on December 14, 2009, and also underwent a reverse share split on that day. The reverse share split rate was 0.98362 per share outstanding, based on the number of fund shares outstanding immediately after reinvestment of dividends.

Certain amounts in the Financial Highlights and Notes to Financial Statements (see Note 8) have been adjusted to reflect the cumulative effects of this reverse stock split and those that occurred in each of the years presented.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on short-term investments are accreted and amortized, respectively, on the straight-line method.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor, if any, to be creditworthy, pursuant to guidelines established by the Fund's Board of Trustees. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances,


24    MainStay Equity Index Fund
in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H) FUTURES CONTRACTS. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (i.e., foreign currency, interest rate, security, or securities index.) The Fund is subject to equity rate risk in the normal course of investing in these transactions. The Fund enters into futures contracts for market exposure. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin". When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. The Fund invests in futures contracts to provide an efficient means of maintaining liquidity while being fully invested in the market. The Fund's investment in futures contracts and other derivatives may increase the volatility of the Fund's NAV and may result in a loss to the Fund.

(I) SECURITIES LENDING. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company ("State Street"). State Street will manage the Fund's cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund's portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to borrower's inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or retain a portion of interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund had no portfolio securities on loan as of October 31, 2009.

(J) INDEMNIFICATIONS. Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(K) QUANTITATIVE DISCLOSURE OF DERIVATIVE HOLDINGS. The following tables show additional disclosures about the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

                                                   mainstayinvestments.com    25

Fair Value of derivative instruments as of October 31, 2009

LIABILITY DERIVATIVES

                             STATEMENT OF
                               ASSETS AND      EQUITY
                              LIABILITIES   CONTRACTS
                                 LOCATION        RISK       TOTAL
                            Net Assets --
                               Unrealized
                          appreciation on
                          investments and
Futures Contracts (a)   futures contracts   $(471,518)  $(471,518)
                                            ---------------------
Total Fair Value                            $(471,518)  $(471,518)
                                            =====================




(a) Includes cumulative appreciation (depreciation) of futures as reported in Portfolio of Investments. Only current day's variation margin is reported within the Statement of Assets & Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2009.

REALIZED GAIN (LOSS)

                                    STATEMENT        EQUITY
                                OF OPERATIONS     CONTRACTS
                                     LOCATION          RISK         TOTAL
                                 Net realized
                                   gain (loss)
                                   on futures
Futures Contracts                transactions   $(1,165,802)  $(1,165,802)
                                                -------------------------
Total Realized Gain (Loss)                      $(1,165,802)  $(1,165,802)
                                                =========================



CHANGE IN APPRECIATION (DEPRECIATION)

                            STATEMENT       EQUITY
                        OF OPERATIONS    CONTRACTS
                             LOCATION         RISK        TOTAL
                        Net change in
                           unrealized
                         appreciation
                        (depreciation)
                           on futures
Futures Contracts           contracts   $2,045,314   $2,045,314
                                        -----------------------
Total Change in
  Appreciation
  (Depreciation)                        $2,045,314   $2,045,314
                                        =======================



NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OR SHARES/UNITS (1)

                                  EQUITY
                               CONTRACTS
                                    RISK        TOTAL
Futures Contracts                    218          218
                               ======================




(1) Amount disclosed represents the weighted average held during the twelve-month period.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("New York Life Investments" or "Manager"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. Madison Square Investors LLC ("Madison Square Investors" or "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and the Subadvisor, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows:
0.25% on assets up to $1 billion, 0.225% on assets from $1 billion to $3 billion and 0.20% on assets in excess of $3 billion. The Manager has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.19% on assets up to $1 billion, to 0.165% on assets from $1 billion to $3 billion and to 0.14% on assets in excess of $3 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement.

In addition, effective August 1, 2009, New York Life Investments has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the Fund so that the total ordinary operating expenses (total ordinary operating expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed 0.60% of the average daily net assets of the Fund. The expense limitation agreement may be modified or terminated only with the approval of the Board of Trustees. New York Life Investments may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreement, if such action does not cause the Fund to exceed the existing expense limitations and the recoupment is made within the term of the agreement. Any recoupment amount is generally applied within a fiscal year. This agreement


26    MainStay Equity Index Fund
was set to expire July 31, 2010. On December 11, 2009, the Board of the Fund approved an extension of the agreement to February 28, 2011.

Prior to August 1, 2009, the fund had a similar expense limitation agreement in place.

For the year ended October 31, 2009, New York Life Investments earned fees from the Fund in the amount of $578,718 and waived its fees in the amount of $687,531.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAV of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAV, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) DISTRIBUTION FEES. The Trust, on behalf of the Fund, has entered into a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted a distribution plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Plan, the Distributor receives a monthly distribution fee from the Fund at an annual rate of 0.25% of the Fund's average daily net assets, which is an expense of the Fund, for distribution or service activities as designated by the Distributor.

The Plan provides that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("MainStay Investments"), an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MainStay Investments has entered into an agreement with Boston Financial Data Services, Inc. pursuant to which it performs certain services for which MainStay Investments is responsible. Transfer agent expenses incurred by the Fund for the year ended October 31, 2009, amounted to $566,589.

(D) MINIMUM BALANCE FEE. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a minimum balance fee on certain types of accounts. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20. These fees are included in transfer agent fees shown on the Statement of Operations.

(E) OTHER. Pursuant to the Management Agreement, a portion of the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments is payable directly by the Fund. For the year ended October 31, 2009, these fees, which are included in professional fees shown on the Statement of Operations, were $9,843.

NOTE 4--FEDERAL INCOME TAX:

As of October 31, 2009, the components of accumulated gain (loss) on a tax basis were as follows:

                 ACCUMULATED          OTHER         UNREALIZED         TOTAL
  ORDINARY    CAPITAL AND OTHER     TEMPORARY      APPRECIATION     ACCUMULATED
   INCOME        GAIN (LOSS)       DIFFERENCES    (DEPRECIATION)    GAIN (LOSS)
$3,930,318       $(33,275,785)         $--          $68,976,401     $39,630,934
-------------------------------------------------------------------------------



The difference between book-basis and tax basis unrealized appreciation is primarily due to wash sales deferrals, mark to market on futures contracts, Real Estate Investment Trust ("REIT") adjustments, and class action payments basis adjustments.

The following table discloses the current year reclassifications between accumulated undistributed net investment income and accumulated net realized gain on investments arising from permanent differences; net assets at October 31, 2009 are not affected.


   ACCUMULATED          ACCUMULATED
  UNDISTRIBUTED      UNDISTRIBUTED NET     ADDITIONAL
 NET INVESTMENT    REALIZED GAIN (LOSS)      PAID-IN
  INCOME (LOSS)       ON INVESTMENTS         CAPITAL
   $(83,676)             $307,101           $(223,425)
-----------------------------------------------------



The reclassifications for the Fund are primarily due to REIT distributions.

At October 31, 2009, for federal income tax purposes, capital loss carryforwards of $33,275,785 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

   CAPITAL LOSS        CAPITAL LOSS
AVAILABLE THROUGH    AMOUNTS (000'S)
       2010              $   784
       2011               29,198
       2012                3,294
------------------------------------

      Total              $33,276
------------------------------------



The Fund utilized $3,193,840 of capital loss carryforwards during the year ended October 31, 2009.


                                                   mainstayinvestments.com    27

The tax character of distributions paid during the years ended October 31, 2009 and October 31, 2008, shown in the Statement of Changes in Net Assets, was as follows:

                                    2009         2008
Distribution paid from:
  Ordinary Income             $5,950,646   $5,990,321
-----------------------------------------------------



NOTE 5--CUSTODIAN:

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests.

Effective September 2, 2009, the line of credit was reduced from $160,000,000 to $125,000,000 and the commitment fee rate was increased from an annual rate of 0.08% to an annual rate of 0.10% of the average commitment amount, plus a 0.04% up-front payment payable, regardless of usage, to The Bank of New York Mellon, which serves as agent to the syndicate. The commitment fee and upfront payment are allocated among the Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month LIBOR rate, whichever is higher. There were no borrowings made or outstanding with respect to the Fund on the line of credit during the year ended October 31, 2009.

NOTE 7--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended October 31, 2009, purchases and sales of securities, other than short-term securities, were $30,751 and $42,223 respectively.

NOTE 8--CAPITAL SHARE TRANSACTIONS:


Year ended October 31, 2009:
Shares sold                       4,340 (a) $    385,343
Shares issued to
  shareholders in
  reinvestment of dividends     187,559 (a)    5,718,581
Shares redeemed              (1,006,381)(a)  (32,712,323)
                             ---------------------------
Net decrease                   (814,482)    $(26,608,399)
                             ===========================
Year ended October 31,
  2008:
Shares sold                       4,255 (a) $    193,539
Shares issued to
  shareholders in
  reinvestment of dividends     108,402 (a)    5,766,090
Shares redeemed              (1,385,655)(a)  (66,094,744)
                             ---------------------------
Net decrease                 (1,272,998)    $(60,135,115)
                             ===========================



(a) Adjusted to reflect cumulative effects of the reverse stock split in each year, as well as the reverse stock split on December 14, 2009. (See Note 2
    (C).)

NOTE 9--GUARANTEE:

NYLIFE LLC ("NYLIFE"), a wholly-owned subsidiary of New York Life, has guaranteed unconditionally and irrevocably pursuant to a Guaranty Agreement between NYLIFE and the Fund (the "Guarantee") that if, on the business day immediately after ten years from the date of purchase (the "Guarantee Date"), the NAV of a Fund share plus the value of all dividends and distributions paid, including cumulative reinvested dividends and distributions attributable to such share paid during that ten-year period ("Guaranteed Share"), is less than the price initially paid for the Fund share ("Guaranteed Amount"), NYLIFE will pay shareholders an amount equal to the difference between the Guaranteed Amount and the net asset value of that share as of the close of business on the Guarantee Date. For the services that New York Life Investments and its affiliates provide to the Fund, they receive the fees described in the prospectus (see Note 3). Neither New York Life Investments nor its affiliates receive a separate fee for providing the Guarantee, although the Guarantee has been considered in connection with the annual renewal of the management fee. During the year ended October 31, 2009, NYLIFE made payments directly to shareholders totaling $22,964,283 related to the Guarantee.

NOTE 10--OTHER MATTERS:

On May 27, 2009, New York Life Investments settled charges by the Securities and Exchange Commission ("SEC") relating to the Fund. The Fund was created in 1990 and sold through January 1, 2001, at which time it was closed to new investors and new investments. The settlement relates to the period from March 12, 2002 through June 30, 2004, at which time the SEC alleged that New York Life Investments failed to provide the Fund's Board of Trustees with information necessary to evaluate the cost of a Guarantee provided to shareholders of the Fund, and that prospectus disclosures misrepresented that there was no charge to the Fund or its shareholders for the


28    MainStay Equity Index Fund

Guarantee. New York Life Investments, without admitting or denying the allegations, consented to the entry of an administrative cease and desist order finding violations of Sections 15(c) and 34(b) of the 1940 Act, Section 206(2) of the Investment Advisers Act and requiring a civil penalty of $800,000, disgorgement of $3,950,075 (which represents a portion of its management fees relating to the Fund for the relevant period) as well as interest of $1,350,709. These amounts, totaling approximately $6.1 million, are being distributed to shareholders who held shares of the Fund between March 2002 and June 2004, without any material financial impact to New York Life Investments.

NOTE 11--SUBSEQUENT EVENTS:

In connection with the preparation of the financial statements of the Fund as of and for the fiscal year ended October 31, 2009, events and transactions subsequent to October 31, 2009 through December 23, 2009, the date the financial statements were issued, have been evaluated by the Fund's management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.


                                                   mainstayinvestments.com    29

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Equity Index Fund ("the Fund"), one of the funds constituting The MainStay Funds, as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Equity Index Fund of The MainStay Funds as of October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

                                  /s/ KPMG LLP

Philadelphia, Pennsylvania
December 23, 2009



30    MainStay Equity Index Fund

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT AND NEW SUBADVISORY AGREEMENT (UNAUDITED)

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") requires that each mutual fund's board of trustees, including a majority of trustees who are not "interested persons" of the fund, as defined in the 1940 Act ("Independent Trustees"), annually review and approve the fund's investment advisory agreements. At its June 17-18, 2009 meeting, the Board of Directors/Trustees of the MainStay Group of Funds ("Board") unanimously approved the Management Agreement between the MainStay Equity Index Fund ("Fund") and New York Life Investment Management LLC ("New York Life Investments"), and the Subadvisory Agreement between New York Life Investments and Madison Square Investors LLC ("MSI") on behalf of the Fund.

In reaching its decisions to approve the Agreements set forth above (the "Agreements"), the Board considered information prepared specifically in connection with the contract review process that took place at various meetings between December 2008 and June 2009, as well as information furnished to it throughout the year at regular and special Board meetings. Information requested by and provided to the Board specifically in connection with the contract review process included, among other things, reports on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting LLC ("Strategic Insight"), an independent third-party service provider engaged by the Board to report objectively on the Fund's investment performance, management and subadvisory fees and ordinary operating expenses. The Board also requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including MSI as subadviser to the Fund, and responses to several comprehensive lists of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board. Information provided to the Board at its meetings throughout the year included, among other things, detailed investment analytics reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received throughout the year, among other things, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In determining to approve the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services to be provided to the Fund by New York Life Investments and MSI; (ii) the investment performance of the Fund, New York Life Investments and MSI; (iii) the costs of the services to be provided, and profits to be realized, by New York Life Investments and its affiliates, including MSI as subadviser to the Fund, from their relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund's management and subadvisory fee levels and overall total ordinary operating expenses, particularly as compared to similar funds and portfolios.

While individual members of the Board may have weighed certain factors differently, the Board's decisions to approve the Agreements were based on a comprehensive consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review processes. The Board's conclusions with respect to the Agreements also were based, in part, on the Board's consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, and that the Fund's shareholders, having had the opportunity to consider alternative investment products and services, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board's decisions to approve the Agreements is provided below.

NATURE, EXTENT AND QUALITY OF SERVICES TO BE PROVIDED BY NEW YORK LIFE INVESTMENTS AND MSI

In considering the approval of the Agreements, the Board examined the nature, extent and quality of the services that New York Life Investments proposed to provide to the Fund. The Board evaluated New York Life Investments' experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing affiliated and non-affiliated subadvisers. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund, as well as New York Life Investments' reputation and financial condition. The Board considered New York Life Investments' performance in fulfilling its responsibilities for overseeing the Fund's legal and compliance environment, for overseeing MSI's compliance with the Fund's policies and investment objectives, and for implementing Board directives as they relate to the Fund. In addition, the Board noted that New York Life Investments also is responsible for paying all of the salaries and expenses for the Fund's officers. The Board also considered the benefits to shareholders of being part

                                                   mainstayinvestments.com    31
of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund's prospectus.

As part of its considerations, the Board acknowledged New York Life Investments' recent settlement with the Securities and Exchange Commission ("SEC") concerning matters relating to the Fund, including materials provided to the Board of Trustees of The MainStay Funds in 2002-2004 in connection with the annual review of the Fund's management fee. The Board noted that, since this matter was first brought to the Board's attention in 2003, New York Life Investments had taken a number of steps to enhance the quality and completeness of information provided to the Board in connection with the Board's consideration of the MainStay Group of Funds' investment advisory contracts. The Board believes that New York Life Investments has taken appropriate actions in response to this matter.

The Board also examined the nature, extent and quality of the services that MSI proposed to provide to the Fund. The Board evaluated MSI's experience in serving as subadviser to the Fund and managing other portfolios. It examined MSI's track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MSI, and MSI's overall legal and compliance environment. The Board also reviewed MSI's willingness to invest in personnel designed to benefit the Fund. In this regard, the Board considered the experience of the Fund's portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund likely would continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments' and MSI's experience, personnel, operations and resources.

INVESTMENT PERFORMANCE

In evaluating the Fund's investment performance, the Board considered investment performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board particularly considered the detailed investment analytics reports provided by New York Life Investments' Investment Consulting Group on the Fund throughout the year. These reports, which were prepared by New York Life Investments in consultation with the Board, include, among other things, information on the Fund's gross and net returns, the Fund's investment performance relative to relevant investment categories and Fund benchmarks, the Fund's risk-adjusted investment performance, and the Fund's investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to similar mutual funds managed by other investment advisers.

In considering the Fund's investment performance, the Board gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund's investment performance, as well as discussions between the Fund's portfolio managers and the Board that occurred at meetings from time to time throughout the year and in previous years. The Board also considered any specific actions that New York Life Investments had taken, or had agreed with the Board to take, to enhance Fund investment performance, and the results of those actions. In considering the Fund's investment performance, the Board focused principally on the Fund's long-term performance track record.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund's investment performance over time has been satisfactory. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Annual Report and in the Fund's prospectus.

COSTS OF THE SERVICES PROVIDED, AND PROFITS TO BE REALIZED, BY NEW YORK LIFE INVESTMENTS AND MSI

The Board considered the costs of the services provided by New York Life Investments and MSI under the Agreements, and the profits expected to be realized by New York Life Investments and its affiliates due to their relationships with the Fund. Because MSI is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and MSI in the aggregate.

In evaluating the costs and profits of New York Life Investments and its affiliates, including MSI, due to their relationships with the Fund, the Board considered, among other things, each party's investments in personnel, systems, equipment and other resources necessary to manage the Fund, and the fact that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and MSI must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that New York Life Investments' ability to maintain a strong financial position is important in order for New York Life Investments to continue to provide high-quality ongoing services to the Fund. The Board noted, for example, increased costs borne by New York Life Investments and its affiliates due to new and ongoing regulatory


32    MainStay Equity Index Fund
and compliance requirements. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

The Board also reviewed information from New York Life Investments and its affiliates regarding their estimated profitability due to their overall relationships with the Fund. For New York Life Investments and MSI, the Board considered information illustrating the revenues and expenses allocated to the Fund.

The Board noted the difficulty in obtaining reliable comparative data about mutual fund managers' profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager's organization, the types of funds it manages, and the manager's capital structure and costs of capital. While recognizing the difficulty in evaluating a manager's profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board with respect to the Fund was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments' affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund's transfer agent and distributor. The information provided to the Board indicated that the profitability to New York Life Investments and its affiliates arising directly from these other arrangements was not excessive. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the annual contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments' relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that the profits to be realized by New York Life Investments and its affiliates (including MSI) due to their relationships with the Fund are fair and reasonable.

EXTENT TO WHICH ECONOMIES OF SCALE MAY BE REALIZED AS THE FUND GROWS

The Board also considered whether the Fund's expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from New York Life Investments and Strategic Insight showing how the Fund's management fee hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. The Board noted the extent to which the Fund benefits from breakpoints, expense waivers or reimbursements. While recognizing that any precise determination of future economies of scale is necessarily subjective, the Board considered the extent to which New York Life Investments and MSI may realize a larger profit margin as the Fund's assets grow over time.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund's expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund's expense structure as the Fund grows over time.

MANAGEMENT AND SUBADVISORY FEES AND TOTAL ORDINARY OPERATING EXPENSES

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund's expected total ordinary operating expenses. The Board primarily considered the reasonableness of the overall management fees paid by the Fund to New York Life Investments, since the fees to be paid to MSI are paid by New York Life Investments, not the Fund. The Board also considered the impact of the Fund's expense limitation arrangements pursuant to which New York Life Investments has agreed to limit the Fund's total ordinary operating expenses.

In assessing the reasonableness of the Fund's fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. The Board noted the impact of the recent economic crisis on the MainStay Group of Funds and, consistent with statements from SEC staff members and with published advice from Strategic Insight, the Board reviewed supplemental peer data that reflected more recent peer groupings based on relatively smaller asset sizes. In addition, the Board considered information provided by New York Life Investments and MSI on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account explanations from New York Life Investments and MSI about the different scope of services provided to retail mutual funds as compared with other investment advisory clients.

The Board noted that, outside of the Fund's management fee and the fees charged under a share class's Rule 12b-1 and/or shareholder services plans, a share class's most significant "other expenses" are transfer agent fees. Transfer

                                                   mainstayinvestments.com    33
agent fees are charged to the Fund based on the number of shareholder accounts (a "per-account" fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund's average net assets. The Board took into account information from New York Life Investments showing that the Fund's transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company ("NSC"), the Fund's transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board particularly considered representations from New York Life Investments that the MainStay Group of Funds' transfer agent fee structure is designed to allow NSC to provide transfer agent services to the Funds essentially "at cost," and that NSC historically has realized only very modest profitability from providing transfer agent services to the Funds.

The Board observed that, because the Fund's transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class's expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board noted that transfer agent fees are a significant portion of total expenses of many funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tends to be greater than for other open-end retail funds because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board noted the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company ("New York Life") policyholders, who often maintain smaller account balances than other fund investors. The Board discussed measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) closing small accounts with balances below $500;
(iv) since 2007, charging an annual $20.00 small account fee on accounts with balances below $1,000; (v) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts; and (vi) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors.

After considering all of the factors outlined above, the Board concluded that the Fund's management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board's overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

CONCLUSION

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.



34    MainStay Equity Index Fund

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For the fiscal year ended October 31, 2009, the Fund designates approximately $5,170,430 pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2009, should be multiplied by 100.0% to arrive at the amount eligible for the corporate dividends received deduction.

In February 2010, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 the federal tax status of the distributions received by shareholders in calendar year 2009. The amounts that will be reported on such 1099-DIV will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2009.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; or
(ii) on the SEC's website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782);
(ii) by visiting the Fund's website at mainstayinvestments.com; or (iii) on the SEC's website at www.sec.gov.


SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).


                                                   mainstayinvestments.com    35

BOARD MEMBERS AND OFFICERS (UNAUDITED)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, Eclipse Funds, Eclipse Funds Inc., ICAP Funds, Inc. MainStay Funds Trust, and MainStay VP Series Fund, Inc.) (collectively, the "Fund Complex"), the Manager and when applicable, the Subadvisor(s). Each Board member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation upon reaching age 72. A Board Member reaching the age of 72 may continue for additional one-year periods with the approval of the Board's Nominating and Governance Committee.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782).

                                                                                  NUMBER OF
                 TERM OF OFFICE,                                                  FUNDS IN FUND   OTHER
                 POSITION(S) HELD                                                 COMPLEX         DIRECTORSHIPS
NAME AND         WITH THE FUND COMPLEX AND        PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER
 ---------------------------------------------------------------------------------------------------------------------------
INTERESTED BOARD MEMBER*

JOHN Y. KIM      Indefinite;                      Member of the Board of                65        None
9/24/60          ECLIPSE TRUST: Trustee since     Managers, President and Chief
                 2008 (2 funds);                  Executive Officer (since 2008)
                 ECLIPSE FUNDS INC.: Director     of New York Life Investment
                 since 2008 (21 funds);           Management LLC and New York
                 ICAP FUNDS, INC.: Director       Life Investment Management
                 since 2008 (4 funds);            Holdings LLC; Member of the
                 MAINSTAY TRUST: Trustee since    Board of Managers, MacKay
                 2008 (14 funds);                 Shields LLC (since 2008);
                 MAINSTAY FUNDS TRUST: Trustee    Chairman of the Board,
                 since April 2009 (4 funds);      Institutional Capital LLC,
                 and                              Madison Capital LLC, McMorgan
                 MAINSTAY VP SERIES FUND, INC.:   & Company LLC, Chairman and
                 Director since 2008 (20          Chief Executive Officer,
                 portfolios).                     NYLIFE Distributors LLC and
                                                  Chairman of the Board of
                                                  Managers, NYLCAP Manager, LLC
                                                  (since 2008); President,
                                                  Prudential Retirement, a
                                                  business unit of Prudential
                                                  Financial, Inc. (2002 to 2007)
----------------------------------------------------------------------------------------------------------------------------




   * This Board Member is considered to be an "interested person" of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company. New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled "Principal Occupation(s) During the Past Five Years."



36    MainStay Equity Index Fund

                                                                                  NUMBER OF
                 TERM OF OFFICE,                                                  FUNDS IN FUND   OTHER
                 POSITION(S) HELD                                                 COMPLEX         DIRECTORSHIPS
NAME AND         WITH THE FUND COMPLEX AND        PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER
 ---------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED BOARD MEMBERS

SUSAN B. KERLEY  Indefinite;                      President, Strategic                  65        Trustee, Legg Mason
8/12/51          ECLIPSE TRUST: Chairman since    Management Advisors LLC (since                  Partners Funds, Inc.,
                 2005, and Trustee since 2000     1990)                                           since 1991 (59 portfolios)
                 (2 funds);
                 ECLIPSE FUNDS INC.: Chairman
                 since 2005 and Director since
                 1990 (21 funds);
                 ICAP FUNDS, INC.:  Chairman
                 and Director since 2006 (4
                 funds);
                 MAINSTAY TRUST: Chairman and
                 Board Member since 2007;
                 MAINSTAY FUNDS TRUST: Chairman
                 and Trustee since April 2009
                 (4 funds); and
                 MAINSTAY VP SERIES FUND, INC.:
                 Chairman and Director since
                 2007 (20 portfolios).
----------------------------------------------------------------------------------------------------------------------------
ALAN R. LATSHAW  Indefinite;                      Retired; Partner, Ernst &             65        Trustee, State Farm
3/27/51          ECLIPSE TRUST: Trustee and       Young LLP (2002 to 2003);                       Associates Funds Trusts
                 Audit Committee Financial        Partner, Arthur Andersen LLP                    since 2005 (4 portfolios);
                 Expert since 2007 (2 funds);     (1989 to 2002); Consultant to                   Trustee, State Farm Mutual
                 ECLIPSE FUNDS INC.: Director     the MainStay Funds Audit and                    Fund Trust since 2005 (15
                 and Audit Committee Financial    Compliance Committee (2004 to                   portfolios); Trustee,
                 Expert since 2007 (21 funds);    2006)                                           State Farm Variable
                 ICAP FUNDS, INC.:  Director                                                      Product Trust since 2005
                 and Audit Committee Financial                                                    (9 portfolios)
                 Expert since 2007 (4 funds);
                 MAINSTAY TRUST: Trustee and
                 Audit Committee Financial
                 Expert since 2006 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 and Audit Committee Financial
                 Expert since April 2009 (4
                 funds); and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director and Audit Committee
                 Financial Expert since 2007
                 (20 portfolios).
----------------------------------------------------------------------------------------------------------------------------





                                                   mainstayinvestments.com    37

                                                                                  NUMBER OF
                 TERM OF OFFICE,                                                  FUNDS IN FUND   OTHER
                 POSITION(S) HELD                                                 COMPLEX         DIRECTORSHIPS
NAME AND         WITH THE FUND COMPLEX AND        PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER
 ---------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED BOARD MEMBERS

PETER MEENAN     Indefinite;                      Independent Consultant;               65        None
12/5/41          ECLIPSE TRUST: Trustee since     President and Chief Executive
                 2002 (2 funds);                  Officer, Babson--United, Inc.
                 ECLIPSE FUNDS INC.: Director     (financial services firm)
                 since 2002 (21 funds);           (2000 to 2004); Independent
                 ICAP FUNDS, INC.:  Director      Consultant (1999 to 2000);
                 since 2006 (4 funds);            Head of Global Funds, Citicorp
                 MAINSTAY TRUST: Trustee since    (1995 to 1999)
                 2007 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since April 2009 (4 funds);
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 2007 (20
                 portfolios).
----------------------------------------------------------------------------------------------------------------------------
RICHARD H.       Indefinite;                      Managing Director, ICC Capital        65        None
NOLAN, JR.       ECLIPSE TRUST: Trustee since     Management;
11/16/46         2007 (2 funds);                  President--Shields/Alliance,
                 ECLIPSE FUNDS INC.: Director     Alliance Capital Management
                 since 2007 (21 funds);           (1994 to 2004)
                 ICAP FUNDS, INC.:  Director
                 since 2007 (4 funds);
                 MAINSTAY TRUST: Trustee since
                 2007 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since April 2009 (4 funds);
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 2006 (20
                 portfolios).
----------------------------------------------------------------------------------------------------------------------------
RICHARD S.       Indefinite;                      Chairman  and Chief Executive         65        None
TRUTANIC         ECLIPSE TRUST: Trustee since     Officer Somerset & Company
2/13/52          2007 (2 funds);                  (financial advisory firm)
                 ECLIPSE FUNDS INC.: Director     (since 2004); Managing
                 since 2007 (21 funds);           Director The Carlyle Group
                 ICAP FUNDS, INC.:  Director      (private investment firm)
                 since 2007 (4 funds);            (2002 to 2004); Senior
                 MAINSTAY TRUST: Trustee since    Managing Director, Partner and
                 1994 (14 funds);                 Board Member, Groupe Arnault
                 MAINSTAY FUNDS TRUST: Trustee    S.A. (private investment firm)
                 since April 2009 (4 funds);      (1999 to 2002)
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 2007 (20
                 portfolios).
----------------------------------------------------------------------------------------------------------------------------






38    MainStay Equity Index Fund

                                                                                  NUMBER OF
                 TERM OF OFFICE,                                                  FUNDS IN FUND   OTHER
                 POSITION(S) HELD                                                 COMPLEX         DIRECTORSHIPS
NAME AND         WITH THE FUND COMPLEX AND        PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER
 ---------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED BOARD MEMBERS

ROMAN L. WEIL    Indefinite;                      V. Duane Rath Professor               65        None
5/22/40          ECLIPSE TRUST:                   Emeritus of Accounting,
                 Trustee and Audit Committee      Chicago Booth School of
                 Financial Expert since 2007 (2   Business, University of
                 funds);                          Chicago; President, Roman L.
                 ECLIPSE FUNDS INC.: Director     Weil Associates, Inc.
                 and Audit Committee Financial    (consulting firm)
                 Expert since 2007 (21 funds);
                 ICAP FUNDS, INC.:  Director
                 and Audit Committee Financial
                 Expert since 2007 (4 funds);
                 MAINSTAY TRUST: Trustee and
                 Audit Committee Financial
                 Expert since 2007 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since April 2009 (4 funds);
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 1994 and Audit
                 Committee Financial Expert
                 since 2003 (20 portfolios).
----------------------------------------------------------------------------------------------------------------------------
JOHN A. WEISSER  Indefinite;                      Retired. Managing Director of         65        Trustee, Direxion Funds
10/22/41         ECLIPSE TRUST:                   Salomon Brothers, Inc. (1971                    (34 portfolios) and
                 Trustee since 2007 (2 funds);    to 1995)                                        Direxion Insurance Trust
                 ECLIPSE FUNDS INC.: Director                                                     (3 portfolios) since 2007;
                 since 2007 (21 funds);                                                           Trustee, Direxion Shares
                 ICAP FUNDS, INC.:  Director                                                      ETF Trust, since 2008 (22
                 since 2007 (4 funds);                                                            portfolios)
                 MAINSTAY TRUST: Trustee since
                 2007 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since April 2009 (4 funds);
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 1997 (20
                 portfolios).
----------------------------------------------------------------------------------------------------------------------------





                                                   mainstayinvestments.com    39

   At a meeting of the Board Members held on June 18, 2009, the following individuals were appointed to serve as Officers of the MainStay Group of Funds.


           POSITIONS(S)
           HELD
           WITH THE
NAME AND   FUNDS
DATE OF    AND LENGTH OF   PRINCIPAL OCCUPATION(S)
BIRTH      SERVICE         DURING PAST FIVE YEARS
 --------------------------------------------------------------------------------
OFFICERS

JACK R.    Treasurer and   Assistant Treasurer, New York Life Investment
BENIN-     Principal       Management Holdings LLC (since July 2008); Managing
TENDE      Financial and   Director, New York Life Investment Management LLC
5/12/64    Accounting      (since 2007); Treasurer and Principal Financial and
           Officer since   Accounting Officer, MainStay VP Series Fund, Inc. and
           2007            ICAP Funds, Inc. (since 2007), and MainStay Funds
                           Trust (since April 2009); Vice President, Prudential
                           Investments (2000 to 2007); Assistant Treasurer,
                           JennisonDryden Family of Funds, Target Portfolio
                           Trust, The Prudential Series Fund and American Skandia
                           Trust (2006 to 2007); Treasurer and Principal
                           Financial Officer, The Greater China Fund (2007)
---------------------------------------------------------------------------------
JEFFREY    Vice            Managing Director, Compliance (since 2009), Director
A.         President and   and Associate General Counsel, New York Life
ENGELSMAN  Chief           Investment Management LLC (2005 to 2008); Assistant
9/28/67    Compliance      Secretary, NYLIFE Distributors LLC (2006 to 2008);
           Officer since   Vice President and Chief Compliance Officer, ICAP
           January 2009    Funds, Inc. (since January 2009), and MainStay Funds
                           Trust (since April 2009); Assistant Secretary, The
                           MainStay Funds and ICAP Funds, Inc. (2006 to 2008);
                           Assistant Secretary, Eclipse Funds, Eclipse Funds,
                           Inc., and MainStay VP Series Fund, Inc. (2005 to
                           2008); Director and Senior Counsel, Deutsche Asset
                           Management (1999 to 2005)
---------------------------------------------------------------------------------
STEPHEN    President       President and Chief Operating Officer, NYLIFE
P. FISHER  since 2007      Distributors LLC (since 2008); Chairman of the Board,
2/22/59                    NYLIM Service Company (since 2008); Senior Managing
                           Director and Chief Marketing Officer, New York Life
                           Investment Management LLC (since 2005); Managing
                           Director--Retail Marketing, New York Life Investment
                           Management LLC (2003 to 2005); President, MainStay VP
                           Series Fund, Inc. and ICAP Funds, Inc. (since 2007),
                           and MainStay Funds Trust (since April 2009); Managing
                           Director, UBS Global Asset Management (1999 to 2003)
---------------------------------------------------------------------------------
SCOTT T.   Vice            Director, New York Life Investment Management LLC
HAR-       Presiden-       (including predecessor advisory organizations) (since
RINGTON    t -- Adminis-   2000); Executive Vice President, New York Life Trust
2/8/59     tration since   Company and New York Life Trust Company, FSB (since
           2005            2006); Vice President--Administration, MainStay VP
                           Series Fund, Inc. (since 2005), ICAP Funds, Inc.
                           (since 2006) and MainStay Funds Trust (since April
                           2009)
---------------------------------------------------------------------------------
MARGUER-   Chief Legal     Vice President, Associate General Counsel and
ITE E. H.  Officer since   Assistant Secretary, New York Life Insurance Company
MORRISON   2008 and        (since 2008); Managing Director, Associate General
3/26/56    Secretary       Counsel and Assistant Secretary, New York Life
           since 2004      Investment Management LLC (since 2004); Managing
                           Director and Secretary, NYLIFE Distributors LLC;
                           Secretary, NYLIM Service Company (since 2008);
                           Assistant Secretary, New York Life Investment
                           Management Holdings LLC (since 2008); Chief Legal
                           Officer (since 2008) and Secretary, MainStay VP Series
                           Fund, Inc. (since 2004), ICAP Funds, Inc. (since 2006)
                           and MainStay Funds Trust (since April 2009); Chief
                           Legal Officer--Mutual Funds and Vice President and
                           Corporate Counsel, The Prudential Insurance Company of
                           America (2000 to 2004)
---------------------------------------------------------------------------------




   * The Officers listed above are considered to be "interested persons" of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company. New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column captioned "Principal Occupation(s) During Past Five Years." Officers are elected annually by the Boards to serve a one year term.



40    MainStay Equity Index Fund
                                                   mainstayinvestments.com    41

42    MainStay Equity Index Fund

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MAINSTAY 130/30 CORE FUND
MAINSTAY 130/30 GROWTH FUND
MAINSTAY COMMON STOCK FUND
MAINSTAY EPOCH U.S. ALL CAP FUND
MAINSTAY EPOCH U.S. EQUITY FUND
MAINSTAY EQUITY INDEX FUND(1)
MAINSTAY GROWTH EQUITY FUND
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY MAP FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY U.S. SMALL CAP FUND

INCOME FUNDS
MAINSTAY 130/30 HIGH YIELD FUND
MAINSTAY CASH RESERVES FUND
MAINSTAY DIVERSIFIED INCOME FUND
MAINSTAY FLOATING RATE FUND
MAINSTAY GOVERNMENT FUND
MAINSTAY HIGH YIELD CORPORATE BOND FUND
MAINSTAY INDEXED BOND FUND
MAINSTAY INTERMEDIATE TERM BOND FUND
MAINSTAY MONEY MARKET FUND
MAINSTAY PRINCIPAL PRESERVATION FUND
MAINSTAY SHORT TERM BOND FUND
MAINSTAY TAX FREE BOND FUND

BLENDED FUNDS
MAINSTAY BALANCED FUND
MAINSTAY CONVERTIBLE FUND
MAINSTAY INCOME BUILDER FUND

INTERNATIONAL FUNDS
MAINSTAY 130/30 INTERNATIONAL FUND
MAINSTAY EPOCH GLOBAL CHOICE FUND
MAINSTAY EPOCH GLOBAL EQUITY YIELD FUND
MAINSTAY EPOCH INTERNATIONAL SMALL CAP FUND
MAINSTAY GLOBAL HIGH INCOME FUND
MAINSTAY ICAP GLOBAL FUND
MAINSTAY ICAP INTERNATIONAL FUND
MAINSTAY INTERNATIONAL EQUITY FUND


ASSET ALLOCATION FUNDS
MAINSTAY CONSERVATIVE ALLOCATION FUND
MAINSTAY GROWTH ALLOCATION FUND
MAINSTAY MODERATE ALLOCATION FUND
MAINSTAY MODERATE GROWTH ALLOCATION FUND

RETIREMENT FUNDS
MAINSTAY RETIREMENT 2010 FUND
MAINSTAY RETIREMENT 2020 FUND
MAINSTAY RETIREMENT 2030 FUND
MAINSTAY RETIREMENT 2040 FUND
MAINSTAY RETIREMENT 2050 FUND

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
NEW YORK, NEW YORK

SUBADVISORS

EPOCH INVESTMENT PARTNERS, INC.
NEW YORK, NEW YORK

INSTITUTIONAL CAPITAL LLC(2)
CHICAGO, ILLINOIS

MACKAY SHIELDS LLC(2)
NEW YORK, NEW YORK

MADISON SQUARE INVESTORS LLC(2)
NEW YORK, NEW YORK

MARKSTON INTERNATIONAL LLC
WHITE PLAINS, NEW YORK

WINSLOW CAPITAL MANAGEMENT, INC.
MINNEAPOLIS, MINNESOTA

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 800-MAINSTAY (624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.

                          Not part of the Annual Report

----------------------------------------------------
Not FDIC/NCUA Insured  Not a Deposit  May Lose Value



--------------------------------------------------------
Not Bank Guarantee  Not Insured by Any Government Agency
--------------------------------------------------------




NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

mainstayinvestments.com                                       The MainStay Funds

(C) 2009 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-AO17052         (RECYCLE LOGO)            MS283-09           MSEI11-12/09
                                                                          06

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 GLOBAL HIGH INCOME FUND



                 Message from the President

                 and

                 Annual Report

                 October 31, 2009

MESSAGE FROM THE PRESIDENT

The 12-month period ended October 31, 2009, was generally positive for stock and bond investors alike. Signs that the economy was beginning to stabilize brought renewed hope to investors and helped generate a sharp turnaround in the stock market.

When the reporting period began, the stock and bond markets were still reacting to the government's massive bailout plan. Several new facilities were instituted to help restore market liquidity, and the Federal Reserve agreed to purchase various types of securities in a strategy known as quantitative easing.

On December 16, 2008, the Federal Open Market Committee lowered the federal funds target rate to a range between 0.0% and 0.25%. Over time, the markets responded favorably to the coordinated efforts of Congress, the Treasury Department, the Federal Deposit Insurance Corporation, the Federal Reserve and other central banks to address the credit crisis. The turning point for the U.S. stock market came in March 2009, when investors became convinced that the worst was over and an economic recovery was likely.

Domestic equities generally advanced for the remainder of the reporting period, with the strongest results coming from stocks that had been among the hardest hit when the market fell. Despite advances in some financial stocks, the financials sector as a whole declined during the reporting period.

International stocks advanced, with strong results in the materials sector as commodity prices recovered. As investors moved from defensive sectors to more cyclical stocks, utilities weakened but semiconductor companies recorded strong results.

In the fixed-income markets, higher-risk segments were particularly strong. High-yield bonds, floating-rate debt and emerging-market debt were generally strong performers. U.S. Treasury securities and high-grade corporate issues, which had been stellar performers in the first half of the reporting period, weakened as investors' appetite for risk increased.

To keep your investments on a solid footing in a shifting market environment, our portfolio managers pursued their respective investment objectives and strategies with confidence and determination. Although short-term variations are an inevitable part of investing, our portfolio managers know that long-term results are the ultimate measure of investment success.

Fortunately, after three calendar quarters of economic contraction, gross domestic product was once again positive in the third quarter of 2009. Corporate profits, while still below third-quarter 2008 levels, have advanced for three consecutive quarters. At MainStay Funds, we find this economic data encouraging, and we hope you do too.

At MainStay, we have long recommended that our clients get invested, stay invested and add to their investments over time. With prudent diversification, gradual portfolio adjustments and a long-term perspective, MainStay shareholders can maintain a positive outlook as they pursue their financial goals.

Sincerely,


/s/ STEPHEN P. FISHER


Stephen P. Fisher
President



                          Not part of the Annual Report

(MAINSTAY INVESTMENT LOGO)


                 MAINSTAY

                 GLOBAL HIGH INCOME FUND



                 MainStay Funds

                 Annual Report

                 October 31, 2009

                 TABLE OF CONTENTS


ANNUAL REPORT
---------------------------------------------

INVESTMENT AND PERFORMANCE COMPARISON       5
---------------------------------------------

PORTFOLIO MANAGEMENT DISCUSSION AND
ANALYSIS                                    9
---------------------------------------------

PORTFOLIO OF INVESTMENTS                   11
---------------------------------------------

FINANCIAL STATEMENTS                       16
---------------------------------------------

NOTES TO FINANCIAL STATEMENTS              23
---------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM                            34
---------------------------------------------

BOARD CONSIDERATION AND APPROVAL OF
MANAGEMENT AGREEMENT AND SUBADVISORY
AGREEMENT                                  35
---------------------------------------------

FEDERAL INCOME TAX INFORMATION             39
---------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        39
---------------------------------------------

SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       39
---------------------------------------------

BOARD MEMBERS AND OFFICERS                 40

INVESTMENT AND PERFORMANCE COMPARISON(1) (UNAUDITED)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(2)--MAXIMUM 4.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL              ONE      FIVE     TEN
TOTAL RETURNS               YEAR    YEARS    YEARS
--------------------------------------------------
With sales charges         41.93%    7.06%   11.48%
Excluding sales charges    48.62     8.05    11.99




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                 MAINSTAY GLOBAL       JPMORGAN EMBI
                                   HIGH INCOME      GLOBAL DIVERSIFIED
                                       FUND                INDEX
                                 ---------------    ------------------
10/31/99                               9550                10000
                                      10832                11500
                                      11706                12867
                                      13268                14129
                                      17610                17506
                                      20121                19691
                                      22405                21695
                                      25038                24133
                                      27067                25996
                                      19941                20738
10/31/09                              29636                29357





CLASS A SHARES--MAXIMUM 4.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL              ONE      FIVE     TEN
TOTAL RETURNS               YEAR    YEARS    YEARS
--------------------------------------------------
With sales charges         42.34%    7.14%   11.51%
Excluding sales charges    49.04     8.13    12.03




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                 MAINSTAY GLOBAL       JPMORGAN EMBI
                                   HIGH INCOME      GLOBAL DIVERSIFIED
                                       FUND                INDEX
                                 ---------------    ------------------
10/31/99                              23875                25000
                                      27080                28750
                                      29266                32166
                                      33170                35322
                                      44024                43764
                                      50302                49227
                                      56012                54238
                                      62594                60333
                                      67668                64990
                                      49881                51846
10/31/09                              74344                73392





CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL              ONE      FIVE     TEN
TOTAL RETURNS               YEAR    YEARS    YEARS
--------------------------------------------------
With sales charges         42.69%    6.97%   11.17%
Excluding sales charges    47.69     7.27    11.17




                                                            (With sales charges)
(PERFORMANCE GRAPH

                                 MAINSTAY GLOBAL       JPMORGAN EMBI
                                   HIGH INCOME      GLOBAL DIVERSIFIED
                                       FUND                INDEX
                                 ---------------    ------------------
10/31/99                              10000                10000
                                      11261                11500
                                      12081                12867
                                      13602                14129
                                      17912                17506
                                      20305                19691
                                      22462                21695
                                      24904                24133
                                      26718                25996
                                      19525                20738
10/31/09                              28836                29357




1. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares generally have a $25,000 minimum initial investment with no minimum subsequent purchase amount. For investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds, the minimum initial investment is $15,000. Investor Class shares and Class A shares are sold with a maximum initial sales charge of 4.50% and an annual 12b-1 fee of 0.25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of up to 5.00% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreement, if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within the term of the agreement. Any recoupment amount is generally applied within a fiscal year. This agreement expires on February 28, 2011.

THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL              ONE      FIVE     TEN
TOTAL RETURNS               YEAR    YEARS    YEARS
--------------------------------------------------
With sales charges         46.50%    7.27%   11.17%
Excluding sales charges    47.50     7.27    11.17




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                         MAINSTAY GLOBAL       JPMORGAN EMBI
                                           HIGH INCOME      GLOBAL DIVERSIFIED
                                               FUND                INDEX
                                         ---------------    ------------------
10/31/99                                      10000                10000
                                              11261                11500
                                              12081                12867
                                              13602                14129
                                              17912                17506
                                              20305                19691
                                              22461                21695
                                              24904                24133
                                              26717                25996
                                              19548                20738
10/31/09                                      28834                29357





CLASS I SHARES(3)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL       ONE      FIVE     TEN
TOTAL RETURNS        YEAR    YEARS    YEARS
-------------------------------------------
                    49.31%    8.39%   12.30%




                                                            (With sales charges)
(PERFORMANCE GRAPH

                                 MAINSTAY GLOBAL       JPMORGAN EMBI
                                   HIGH INCOME      GLOBAL DIVERSIFIED
                                       FUND                INDEX
                                 ---------------    ------------------
10/31/99                              10000                10000
                                      11371                11500
                                      12319                12867
                                      13998                14129
                                      18625                17506
                                      21334                19691
                                      23815                21695
                                      26680                24133
                                      28924                25996
                                      21372                20738
10/31/09                              31912                29357






 BENCHMARK PERFORMANCE                           ONE      FIVE     TEN
                                                 YEAR    YEARS    YEARS
JPMorgan EMBI Global Diversified Index(4)       41.56%    8.32%   11.37%
Average Lipper emerging markets debt fund(5)    40.81     7.80    11.71



2. Performance figures for Investor Class shares, which were first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain contractual fees and expenses. Unadjusted, the performance shown for Investor Class shares might have been lower.
3. Performance figures for Class I shares, first offered to the public on August 31, 2007, include the historical performance of Class A shares through August 30, 2007 adjusted for certain contractual fees and expenses. Unadjusted, the performance shown for Class I shares might have been lower.
4. The JPMorgan EMBI Global Diversified Index (formerly JPMorgan EMBI Global Constrained Index) is a market-capitalization weighted, total return index tracking the traded market for U.S. dollar-denominated Brady bonds, Eurobonds, traded loans and local market debt instruments issued by sovereign and quasi-sovereign entities. Total returns assume reinvestment of all dividends and capital gains. The JPMorgan EMBI Global Diversified Index is the Fund's broad-based securities market index for comparison purposes. An investment cannot be made directly in an index.
5. The average Lipper emerging markets debt fund is representative of funds that seek either current income or total return by investing at least 65% of total assets in emerging market debt securities, where "emerging market" is defined by a country's GNP per capita or other economic measures. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

THE FOOTNOTE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



6    MainStay Global High Income Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY GLOBAL HIGH INCOME FUND (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2009, to October 31, 2009, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2009, to October 31, 2009.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended October 31, 2009. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      5/1/09        10/31/09       PERIOD(1)        10/31/09        PERIOD(1)
INVESTOR CLASS SHARES          $1,000.00       $1,207.70        $ 8.18         $1,017.80         $ 7.48
--------------------------------------------------------------------------------------------------------

CLASS A SHARES                 $1,000.00       $1,208.70        $ 7.40         $1,018.50         $ 6.77
--------------------------------------------------------------------------------------------------------

CLASS B SHARES                 $1,000.00       $1,203.40        $12.33         $1,014.00         $11.27
--------------------------------------------------------------------------------------------------------

CLASS C SHARES                 $1,000.00       $1,203.40        $12.33         $1,014.00         $11.27
--------------------------------------------------------------------------------------------------------

CLASS I SHARES                 $1,000.00       $1,209.90        $ 6.18         $1,019.60         $ 5.65
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (1.47% for Investor Class, 1.33% for Class A, 2.22% for Class B and Class C and 1.11% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.


                                                    mainstayinvestments.com    7

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2009 (UNAUDITED)

(PORTFOLIO COMPOSITION PIE CHART)

Corporate Bonds                                 50.10
Government & Federal Agencies                   44.10
Short-Term Investment                            5.20
Cash and Other Assets, Less Liabilities          0.60





See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

TOP TEN ISSUERS HELD AS OF OCTOBER 31, 2009 (EXCLUDING SHORT-TERM INVESTMENT)


    1.  Republic of Indonesia, 6.625%-11.625%,
        due 5/4/14-2/17/37
    2.  Republic of Turkey, zero coupon-7.50%,
        due 1/13/10-2/5/25
    3.  Republic of Venezuela, 6.00%-9.25%, due
        12/9/20-5/7/28
    4.  Republic of Philippines, 9.50%, due
        2/2/30
    5.  Republic of Panama, 6.70%-9.375%, due
        9/30/27-1/26/36
    6.  Russian Federation, 7.50%, due 3/31/30
    7.  Vale Overseas, Ltd., 6.875%, due
        11/21/36
    8.  Republic of Argentina, 2.50%-8.28%,
        due 12/31/33-12/31/38
    9.  Agribank FCB, 9.125%, due 7/15/19
   10.  Republic of Uruguay, 6.875%-9.25%,
        due 5/17/17-9/28/25






8    MainStay Global High Income Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

QUESTIONS ANSWERED BY PORTFOLIO MANAGERS GARY GOODENOUGH, JAMES RAMSAY, CFA, AND HOWARD BOOTH OF MACKAY SHIELDS LLC, THE FUND'S SUBADVISOR.

HOW DID MAINSTAY GLOBAL HIGH INCOME FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12 MONTHS ENDED OCTOBER 31, 2009?

Excluding all sales charges, MainStay Global High Income Fund returned 48.62% for Investor Class shares, 49.04% for Class A shares, 47.69% for Class
B shares and 47.50% for Class C shares for the 12 months ended October 31, 2009. Over the same per-iod, the Fund's Class I shares returned 49.31%. All share classes outperformed the 40.81% return of the average Lipper(1) emerging markets debt fund and the 41.56% return of the JPMorgan EMBI Global Diversified Index(2) for the 12 months ended October 31, 2009. The JPMorgan EMBI Global Diversified Index is the Fund's broad-based securities-market index. See pages 5 and 6 for Fund returns with sales charges.
WHAT FACTORS INFLUENCED EMERGING-MARKET DEBT AS A WHOLE DURING THE REPORTING PERIOD?

As the reporting period began, emerging-market debt was still reeling from the aftershocks of the mid-September bankruptcy of Lehman Brothers. That bankruptcy brought lending and trading to a virtual halt in many financial markets as counterparty risk became uncertain. Fortunately, Congress, the Federal Reserve, the Federal Deposit Insurance Corporation (FDIC) and the U.S. Treasury Department initiated emergency measures to boost liquidity, and these measures improved market confidence as the months progressed.

As credit issuance resumed, refinancing risks of sovereign and corporate borrowers were reduced and spreads tightened. In other words, the yield differential between emerging-market debt and duration-equivalent U.S. Treasury securities narrowed. The International Monetary Fund developed innovative and flexible currency lines that supported emerging-market debt by providing backing for many otherwise solid sovereign borrowers.

The monetary expansion of the G-10(3) further bolstered market confidence during the reporting period. China's growth also strengthened market confidence by extending swap lines(4) to various emerging-market countries and by providing huge fiscal stimulus to its own economy. With China's economic growth reaccelerating, commodity markets rebounded, strengthening prospects for many commodity producers in the developing world.

WHAT FACTORS AFFECTED THE MANAGEMENT AND PERFORMANCE OF THE FUND DURING THE REPORTING PERIOD?

The Fund outperformed the JPMorgan EMBI Global Diversified Index during the reporting period by nimbly increasing risk in response to efforts by multiple countries to reinvigorate their economies. We based our strategy on our recollection of the emerging-market collapse of 1998. Having managed emerging-market debt funds during that difficult period, we were acutely aware of the magnitude of potential opportunities created by such declines.

We increased the Fund's beta--or volatility in relation to the market as a whole--as it became apparent that investors were becoming less risk-averse than they had been at the start of the reporting period. As the market moved to a new stage in its risk cycle, the yield premium attached to emerging-market debt and

----------


The values of debt securities fluctuate depending on various factors, including interest rates, issuer creditworthiness, liquidity, market conditions and maturities. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. High-yield debt securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher-quality debt securities and may be subject to greater price volatility. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule if interest rates fall, thereby reducing the value of the Fund's investments. If interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise and increase the potential for the Fund to lose money. The Fund is nondiversified. By concentrating in a smaller number of investments, the Fund's risk is increased because each investment has a greater effect on the Fund's performance.

1. See footnote on page 6 for more information on Lipper Inc.
2. See footnote on page 6 for more information on the JPMorgan EMBI Global Diversified Index.
3. The Group of Ten or G-10 consists of the wealthiest 11 member nations of the International Monetary Fund (Belgium, Canada, France, Germany, Italy, Japan, Netherlands, Sweden, Switzerland, the United Kingdom and the United States). Although Switzerland became the eleventh member in 1994, the original name persists.
4. A swap line is a temporary reciprocal currency arrangement between central banks. The central banks agree to keep a supply of their country's currency available to trade to other central banks at the going exchange rate. A swap line is meant for overnight and short-term lending only. This keeps liquidity available for central banks to lend to their private banks in order to maintain their reserve requirements. This liquidity is necessary to keep financial markets functioning smoothly.

                                                    mainstayinvestments.com    9
currencies started to decline. We increased the Fund's credit duration,(5) which allowed the Fund to benefit from a steep yield curve(6) and later from rapidly declining spreads.(7) We also increased the Fund's currency exposure, which added significant value as the market responded to lower volatility by reducing demand for the low-yielding U.S. dollar. We also adopted overweight positions in select countries that we believed had solid prospects.

During the second half of the reporting period, we added to the Fund's holdings of higher-yielding quasi-sovereign and corporate bonds. We found the risk/reward profile of new issue securities to be attractive, providing excellent opportunities to add value. We felt that issuance from Indonesia carried unusually attractive risk/reward profiles, and Indo-nesian bonds rallied nearly 45 basis points in the second and third calendar quarters alone. (A basis point is one-hundredth of a percentage point.)

HOW DID YOU INCREASE THE FUND'S CURRENCY EXPOSURE?

Sensing a near-term peak in the U.S. dollar, we bought a number of high-yielding commodity currencies, including the South African rand. During the reporting period, the rand's terms of trade showed signs of improvement as gold exports remained strong and oil imports fell dramatically. From the time the Fund purchased the South African rand through October 31, 2009, the rand was the world's best performing currency, rallying nearly 20%. The Fund also benefited from core holdings of the Brazilian real and the Norwegian krone, both of which recorded substantial gains from the end of March through the end of October 2009.

WHAT CONDITIONS AFFECTED THE FUND'S WEAKER HOLDINGS DURING THE REPORTING PERIOD?

While the Fund was aggressive in its holdings of solid sovereign and corporate credits, performance would have benefited from even greater exposure to economically challenged countries such as Ecuador, Argentina, Ukraine and Iraq. The emerging-market debt rally gathered steam as summer turned to fall. However, we remained skeptical that the recovery would be strong enough to provide sustainable fundamental improvements in these markets. Upcoming elections in several of these countries gave us additional reasons to carefully evaluate risks.

At the end of the reporting period, the Fund held overweight positions relative to the JPMorgan EMBI Global Diversified Index in the Republic of Korea, the United Arab Emirates and the United States. We adopted this positioning to provide a measure of risk management in the event of a market correction.



----------
5. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
6. The yield curve is a line that plots the yields of various securities of similar quality--typically U.S. Treasury issues--across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
7. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The term may also refer to the difference in yield between two specific securities or types of securities at a given time.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


10    MainStay Global High Income Fund

PORTFOLIO OF INVESTMENTS+++ OCTOBER 31, 2009


                                        PRINCIPAL
                                           AMOUNT           VALUE
LONG-TERM BONDS  94.2%+
CORPORATE BONDS 50.1%
-----------------------------------------------------------------

AUSTRALIA 0.4%
Macquarie Group, Ltd.
  7.625%, due 8/13/19 (a)             $   800,000   $     883,640
                                                    -------------


BERMUDA 2.1%
AES China Generating Co.,
  Ltd.
  8.25%, due 6/26/10                      501,000         488,273
Asia Aluminum Holdings,
  Ltd.
  8.00%, due 12/23/11
  (a)(b)                                  500,000          78,750
  8.00%, due 12/23/11 (b)                 985,000         155,138
Citic Resources Finance,
  Ltd.
  6.75%, due 5/15/14 (a)                1,475,000       1,412,312
Noble Group, Ltd.
  6.75%, due 1/29/20 (a)                1,600,000       1,601,883
Qtel International Finance
  7.875%, due 6/10/19 (a)                 800,000         933,544
                                                    -------------
                                                        4,669,900
                                                    -------------

BRAZIL 2.2%
Centrais Eletricas
  Brasileiras S.A.
  6.875%, due 7/30/19 (a)               4,100,000       4,294,750
Companhia de Saneamento
  Basico do Estado de Sao
  Paulo
  7.50%, due 11/3/16 (a)                  630,000         685,125
                                                    -------------
                                                        4,979,875
                                                    -------------

CANADA 1.2%
Nexen, Inc.
  7.50%, due 7/30/39                    2,400,000       2,650,493
                                                    -------------


CAYMAN ISLANDS 7.0%
ADCB Finance Cayman, Ltd.
  4.75%, due 10/8/14 (a)                3,200,000       3,194,467
CCL Finance, Ltd.
  9.50%, due 8/15/14 (a)                2,500,000       2,659,375
Independencia
  International, Ltd.
  9.875%, due 1/31/17                     400,000          80,000
Odebrecht Finance, Ltd.
  7.00%, due 4/21/20 (a)                1,600,000       1,512,000
TAM Capital 2, Inc.
  9.50%, due 1/29/20 (a)                1,600,000       1,508,000
V  Vale Overseas, Ltd.
  6.875%, due 11/21/36                  5,900,000       5,935,990
Voto-Votorantim Overseas
  Trading Operations N.V.
  6.625%, due 9/25/19 (a)                 800,000         768,000
                                                    -------------
                                                       15,657,832
                                                    -------------

COLOMBIA 0.6%
AES Chivor S.A. E.S.P.
  9.75%, due 12/30/14 (a)                 500,000         570,000
Ecopetrol S.A.
  7.625%, due 7/23/19                     800,000         872,000
                                                    -------------
                                                        1,442,000
                                                    -------------

IRELAND 0.3%
TransCapitalInvest, Ltd.
  for
  OJSC AK Transneft
  8.70%, due 8/7/18 (a)                   500,000         560,000
                                                    -------------


JAMAICA 1.3%
KazMunaiGaz Finance Sub
  B.V.
  11.75%, due 1/23/15 (a)               2,500,000       2,987,500
                                                    -------------


LUXEMBOURG 6.2%
ALROSA Finance S.A.
  Series Reg S
  8.875%, due 11/17/14                  3,800,000       3,781,000
Gaz Capital S.A.
  8.125%, due 7/31/14 (a)               2,500,000       2,640,750
Gazprom International S.A.
  7.201%, due 2/1/20 (a)                1,702,697       1,738,965
RSHB Capital S.A. for OJSC
  Russian Agricultural Bank
  6.97%, due 9/21/16                    2,500,000       2,412,500
TNK-BP Finance S.A.
  7.50%, due 7/18/16 (a)                  980,000         987,350
  7.875%, due 3/13/18 (a)               1,000,000       1,012,500
UBS Luxembourg S.A. for
  OJSC Vimpel
  Communications
  Series Reg S
  8.25%, due 5/23/16                      500,000         506,875
  8.25%, due 5/23/16 (a)                  900,000         912,375
                                                    -------------
                                                       13,992,315
                                                    -------------

MEXICO 2.1%
Axtel SAB de C.V.
  9.00%, due 9/22/19 (a)                  800,000         824,000
Controladora Mabe S.A. C.V.
  7.875%, due 10/28/19 (a)              1,600,000       1,536,000


+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest issuers held, as of October 31, 2009, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              11

                                        PRINCIPAL
                                           AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
MEXICO (CONTINUED)
Grupo Petrotemex S.A. de
  C.V.
  9.50%, due 8/19/14 (a)              $ 1,600,000   $   1,660,000
Grupo Televisa S.A.
  6.00%, due 5/15/18                      750,000         757,353
                                                    -------------
                                                        4,777,353
                                                    -------------

NETHERLANDS 2.5%
Arcos Dorados B.V.
  7.50%, due 10/1/19 (a)                1,600,000       1,544,000
Majapahit Holding B.V.
  7.75%, due 1/20/20 (a)                1,700,000       1,685,584
  8.00%, due 8/7/19 (a)                 1,600,000       1,632,000
Paiton Energy Funding B.V.
  9.34%, due 2/15/14                      712,895         720,024
                                                    -------------
                                                        5,581,608
                                                    -------------


RUSSIA 0.7%
Raspadskaya Securities,
  Ltd.
  7.50%, due 5/22/12                    1,500,000       1,494,375
                                                    -------------


SOUTH KOREA 5.5%
Industrial Bank of Korea
  7.125%, due 4/23/14 (a)               1,700,000       1,872,395
Kookmin Bank
  7.25%, due 5/14/14 (a)                2,500,000       2,769,155
  7.25%, due 5/14/14                    1,300,000       1,434,116
Korea Hydro & Nuclear Power
  6.25%, due 6/17/14 (a)                3,600,000       3,853,875
National Agricultural Co.
  5.00%, due 9/30/14 (a)                1,600,000       1,628,525
Woori Bank
  7.00%, due 2/2/15 (a)                   800,000         863,789
                                                    -------------
                                                       12,421,855
                                                    -------------

TRINIDAD AND TOBAGO 2.5%
Petroleum Co. of Trinidad &
  Tobago, Ltd.
  9.75%, due 8/14/19 (a)                4,840,000       5,493,400
                                                    -------------


UNITED ARAB EMIRATES 3.0%
Abu Dhabi National Energy
  Co.
  6.25%, due 9/16/19 (a)                1,600,000       1,612,498
  6.50%, due 7/2/14 (a)                 3,250,000       3,538,980
  7.25%, due 8/1/18 (a)                 1,425,000       1,538,383
                                                    -------------
                                                        6,689,861
                                                    -------------

UNITED STATES 11.6%
V  Agribank FCB
  9.125%, due 7/15/19                   5,300,000       5,698,814
Allegheny Ludlum Corp.
  6.95%, due 12/15/25                   2,100,000       1,860,472
Altria Group, Inc.
  9.70%, due 11/10/18                   1,680,000       2,068,360
Citigroup, Inc.
  8.125%, due 7/15/39                     600,000         698,197
Dow Chemical Co. (The)
  8.55%, due 5/15/19                    2,040,000       2,328,911
Harley-Davidson Funding
  Corp.
  6.80%, due 6/15/18 (a)                2,300,000       2,286,191
NII Capital Corp.
  10.00%, due 8/15/16 (a)               1,800,000       1,899,000
Pemex Project Funding
  Master Trust
  5.75%, due 3/1/18                     5,600,000       5,544,000
Rohm & Haas Co.
  7.85%, due 7/15/29                    2,400,000       2,401,954
Xerox Corp.
  8.25%, due 5/15/14                    1,000,000       1,152,177
                                                    -------------
                                                       25,938,076
                                                    -------------

VENEZUELA 0.5%
Petroleos de Venezuela S.A.
  5.25%, due 4/12/17                    1,940,000       1,136,840
                                                    -------------


VIRGIN ISLANDS 0.4%
Galaxy Entertainment
  Finance Co., Ltd.
  Series Reg S
  9.875%, due 12/15/12                  1,000,000         980,000
                                                    -------------
Total Corporate Bonds
  (Cost $107,735,824)                                 112,336,923
                                                    -------------


GOVERNMENT & FEDERAL AGENCIES 44.1%
-----------------------------------------------------------------

ARGENTINA 2.6%
V  Republic of Argentina
  2.50%, due 12/31/38                  14,360,000       5,097,800
  8.28%, due 12/31/33                   1,052,669         742,131
                                                    -------------
                                                        5,839,931
                                                    -------------

BRAZIL 2.1%
Brazil Notas do Tesouro
  Nacional
  Series F
  10.00%, due 1/1/14                 B$ 6,210,000       3,352,304
Federal Republic of Brazil
  5.625%, due 1/7/41                  $ 1,550,000       1,457,000
                                                    -------------
                                                        4,809,304
                                                    -------------

COLOMBIA 2.2%
Republic of Colombia
  6.125%, due 1/18/41                   1,600,000       1,520,000
  8.125%, due 5/21/24                   2,830,000       3,353,550
                                                    -------------
                                                        4,873,550
                                                    -------------





12    MainStay Global High Income Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                        PRINCIPAL
                                           AMOUNT           VALUE
GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
CROATIA 0.7%
Republic of Croatia
  6.75%, due 11/5/19 (a)              $ 1,500,000   $   1,513,875
                                                    -------------


DOMINICAN REPUBLIC 0.6%
Dominican Republic
  9.04%, due 1/23/18 (a)                  655,786         675,460
  Series Reg S
  9.04%, due 1/23/18                      546,488         562,883
                                                    -------------
                                                        1,238,343
                                                    -------------

EL SALVADOR 1.5%
Republic of El Salvador
  7.65%, due 6/15/35                      800,000         800,000
  8.25%, due 4/10/32 (a)                1,550,000       1,581,000
  Series Reg S
  8.25%, due 4/10/32                      900,000         918,000
                                                    -------------
                                                        3,299,000
                                                    -------------

GABON 0.5%
Gabonese Republic
  8.20%, due 12/12/17 (a)               1,200,000       1,237,500
                                                    -------------


INDONESIA 8.0%
V  Republic of Indonesia
  6.625%, due 2/17/37 (a)               2,000,000       1,950,000
  10.375%, due 5/4/14 (a)               2,150,000       2,580,000
  11.625%, due 3/4/19 (a)               9,670,000      13,344,600
                                                    -------------
                                                       17,874,600
                                                    -------------

JAMAICA 0.2%
Jamaica Government
  8.00%, due 6/24/19                      650,000         562,250
                                                    -------------


LEBANON 0.8%
Republic of Lebanon
  Series Reg S
  8.25%, due 4/12/21                    1,650,000       1,810,875
                                                    -------------


LITHUANIA 1.1%
Republic of Lithuania
  6.75%, due 1/15/15 (a)                2,500,000       2,514,968
                                                    -------------


MEXICO 1.3%
United Mexican States
  7.25%, due 12/15/16                M$39,250,000       2,887,920
                                                    -------------


PANAMA 2.8%
V  Republic of Panama
  6.70%, due 1/26/36                      558,000         585,900
  8.875%, due 9/30/27                     920,000       1,159,200
  9.375%, due 4/1/29                    3,252,000       4,422,720
                                                    -------------
                                                        6,167,820
                                                    -------------

PHILIPPINES 2.8%
V  Republic of Philippines
  9.50%, due 2/2/30                     4,660,000       6,186,150
                                                    -------------


POLAND 1.0%
Poland Government Bond
  6.375%, due 7/15/19                   2,000,000       2,202,320
                                                    -------------


RUSSIA 2.7%
V  Russian Federation
  7.50%, due 3/31/30                    5,498,765       6,117,926
                                                    -------------


SOUTH AFRICA 0.3%
Republic of South Africa
  6.875%, due 5/27/19                     600,000         669,750
                                                    -------------


SRI LANKA 0.4%
Republic of Sri Lanka
  7.40%, due 1/22/15 (a)                  800,000         800,000
                                                    -------------


TURKEY 3.9%
V  Republic of Turkey
  (zero coupon), due
  1/13/10                           YTL 1,614,000       1,058,342
  7.375%, due 2/5/25                  $ 6,225,000       6,831,937
  7.50%, due 7/14/17                      800,000         893,000
                                                    -------------
                                                        8,783,279
                                                    -------------

UKRAINE 1.0%
Ukraine Government
  6.75%, due 11/14/17 (a)               1,200,000         879,120
  6.875%, due 3/4/11 (a)                  350,000         322,000
  7.65%, due 6/11/13 (a)                1,300,000       1,105,000
                                                    -------------
                                                        2,306,120
                                                    -------------

UNITED STATES 1.7%
State of California
  General Obligation
  7.50%, due 4/1/34                     3,755,000       3,905,425
                                                    -------------


URUGUAY 2.5%
V  Republic of Uruguay
  6.875%, due 9/28/25                     800,000         828,000
  9.25%, due 5/17/17                    3,835,000       4,745,812
                                                    -------------
                                                        5,573,812
                                                    -------------



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13

                                        PRINCIPAL
                                           AMOUNT           VALUE
GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
VENEZUELA 3.4%
V  Republic of Venezuela
  6.00%, due 12/9/20                  $ 4,300,000   $   2,472,500
  Series Reg S
  9.25%, due 5/7/28                     7,270,000       5,179,875
                                                    -------------
                                                        7,652,375
                                                    -------------
Total Government & Federal
  Agencies
  (Cost $89,811,920)                                   98,827,093
                                                    -------------
Total Long-Term Bonds
  (Cost $197,547,744)                                 211,164,016
                                                    -------------



SHORT-TERM INVESTMENT 5.2%
-----------------------------------------------------------------

REPURCHASE AGREEMENT 5.2%
State Street Bank and Trust
  Co.
  0.01%, dated 10/30/09
  due 11/2/09
  Proceeds at Maturity
  $11,650,861
  (Collateralized by a
  United States Treasury
  Bill with a rate of
  0.105% and a maturity
  date of 3/18/10, with a
  Principal Amount of
  $11,890,000 and a Market
  Value of $11,885,244)                11,650,851      11,650,851
                                                    -------------
Total Short-Term Investment
  (Cost $11,650,851)                                   11,650,851
                                                    -------------
Total Investments
  (Cost $209,198,595) (c)                    99.4%    222,814,867
Cash and Other Assets,
  Less Liabilities                            0.6       1,251,175
                                            -----    ------------
Net Assets                                  100.0%  $ 224,066,042
                                            =====    ============






+++  On a daily basis New York Life
     Investments confirms that the value of
     the Fund's liquid assets (liquid
     portfolio securities and cash) is
     sufficient to cover its potential senior securities (e.g., futures, swaps, options).
(a)  May be sold to institutional investors
     only under Rule 144A or securities
     offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(b)  Issue in default.
(c)  At October 31, 2009, cost is $209,851,388
     for federal income tax purposes and net
     unrealized appreciation is as follows:



Gross unrealized appreciation      $17,986,416
Gross unrealized depreciation       (5,022,937)
                                   -----------
Net unrealized appreciation        $12,963,479
                                   ===========



The following abbreviations are used in the above portfolio:

B$ -- Brazilian Real
M$ -- Mexican Peso
YTL -- Turkish Lira




14    MainStay Global High Income Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2009, for valuing the Fund's assets and liabilities.

ASSET VALUATION INPUTS

                                                      QUOTED
                                                   PRICES IN
                                                      ACTIVE    SIGNIFICANT
                                                 MARKETS FOR          OTHER    SIGNIFICANT
                                                   IDENTICAL     OBSERVABLE   UNOBSERVABLE
                                                      ASSETS         INPUTS         INPUTS
 DESCRIPTION                                       (LEVEL 1)      (LEVEL 2)      (LEVEL 3)          TOTAL
 Investments in Securities
 Long-Term Bonds
  Corporate Bonds                                   $     --   $112,336,923       $     --   $112,336,923
  Government & Federal Agencies                           --     98,827,093             --     98,827,093
                                                    --------   ------------       --------   ------------
 Total Long-Term Bonds                                    --    211,164,016             --    211,164,016
                                                    --------   ------------       --------   ------------
 Short-Term Investment
  Repurchase Agreement                                    --     11,650,851             --     11,650,851
                                                    --------   ------------       --------   ------------
 Total Investments in Securities                          --    222,814,867             --   $222,814,867
                                                    --------   ------------       --------   ------------
 Other Financial Instruments
  Foreign Currency Forward Contracts (a)                  --        357,148             --        357,148
                                                    --------   ------------       --------   ------------
 Total Other Financial Instruments                        --        357,148             --        357,148
                                                    --------   ------------       --------   ------------
 Total Investments and Other Financial
  Instruments                                            $--   $223,172,015            $--   $223,172,015
                                                    ========   ============       ========   ============




(a) The value listed for these securities represents unrealized appreciation on
    Note 5 of the financial statements for foreign currency forward contracts.

LIABILITY VALUATION INPUTS

                                                        QUOTED
                                                     PRICES IN
                                                        ACTIVE   SIGNIFICANT
                                                   MARKETS FOR         OTHER    SIGNIFICANT
                                                     IDENTICAL    OBSERVABLE   UNOBSERVABLE
                                                        ASSETS        INPUTS         INPUTS
 DESCRIPTION                                         (LEVEL 1)     (LEVEL 2)      (LEVEL 3)       TOTAL
 Other Financial Instruments
  Foreign Currency Forward Contracts (a)              $     --     $(682,173)      $     --   $(682,173)
                                                      --------     ---------       --------   ---------
 Total Other Financial Instruments                         $--     $(682,173)           $--   $(682,173)
                                                      ========     =========       ========   =========




(a) The value listed for these securities represents unrealized depreciation on
    Note 5 of the financial statements for foreign currency forward contracts.

 At October 31, 2009, the Fund did not hold any investments with significant unobservable inputs (Level 3).


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2009


ASSETS:
Investment in securities, at value
  (identified cost $209,198,595)     $222,814,867
Cash denominated in foreign
  currencies
  (identified cost $4,753)                  4,990
Receivables:
  Interest                              3,955,952
  Fund shares sold                      3,517,770
Other assets                               25,451
Unrealized appreciation on foreign
  currency forward contracts              357,148
                                     ------------
     Total assets                     230,676,178
                                     ------------
LIABILITIES:
Payables:
  Investment securities purchased       3,157,984
  Fund shares redeemed                  2,033,827
  Manager (See Note 3)                    134,807
  NYLIFE Distributors (See Note 3)         96,503
  Transfer agent (See Note 3)              82,130
  Shareholder communication                41,352
  Professional fees                        33,407
  Custodian                                12,189
  Trustees                                    580
Accrued expenses                            4,139
Dividend payable                          331,045
Unrealized depreciation on foreign
  currency forward contracts              682,173
                                     ------------
     Total liabilities                  6,610,136
                                     ------------
Net assets                           $224,066,042
                                     ============
COMPOSITION OF NET ASSETS:
Share of beneficial interest
  outstanding
  (par value of $.01 per share)
  unlimited number of shares
  authorized                         $    202,654
Additional paid-in capital            216,872,443
                                     ------------
                                      217,075,097
Accumulated undistributed net
  investment income                     1,411,576
Accumulated net realized loss on
  investments, futures transactions
  and foreign currency transactions    (7,712,367)
Net unrealized appreciation on
  investments                          13,616,272
Net unrealized depreciation on
  translation of other assets and
  liabilities in foreign currencies
  and foreign currency forward
  contracts                              (324,536)
                                     ------------
Net assets                           $224,066,042
                                     ============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $ 17,580,584
                                     ============
Shares of beneficial interest
  outstanding                           1,575,835
                                     ============
Net asset value per share
  outstanding                        $      11.16
Maximum sales charge (4.50% of
  offering price)                            0.53
                                     ------------
Maximum offering price per share
  outstanding                        $      11.69
                                     ============
CLASS A
Net assets applicable to
  outstanding shares                 $119,132,049
                                     ============
Shares of beneficial interest
  outstanding                          10,737,778
                                     ============
Net asset value per share
  outstanding                        $      11.09
Maximum sales charge (4.50% of
  offering price)                            0.52
                                     ------------
Maximum offering price per share
  outstanding                        $      11.61
                                     ============
CLASS B
Net assets applicable to
  outstanding shares                 $ 25,650,650
                                     ============
Shares of beneficial interest
  outstanding                           2,337,252
                                     ============
Net asset value and offering price
  per share outstanding              $      10.97
                                     ============
CLASS C
Net assets applicable to
  outstanding shares                 $ 57,730,976
                                     ============
Shares of beneficial interest
  outstanding                           5,256,743
                                     ============
Net asset value and offering price
  per share outstanding              $      10.98
                                     ============
CLASS I
Net assets applicable to
  outstanding shares                 $  3,971,783
                                     ============
Shares of beneficial interest
  outstanding                             357,774
                                     ============
Net asset value and offering price
  per share outstanding              $      11.10
                                     ============






16    MainStay Global High Income Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2009


INVESTMENT INCOME:
INCOME:
  Interest (a)                        $12,375,646
                                      -----------
EXPENSES:
  Manager (See Note 3)                  1,109,708
  Transfer agent--Investor Class
     (See Note 3)                          59,367
  Transfer agent--Class A (See Note
     3)                                   170,345
  Transfer agent--Classes B and C
     (See Note 3)                         227,322
  Transfer agent--Class I (See Note
     3)                                     3,275
  Distribution--Class B (See Note 3)      172,797
  Distribution--Class C (See Note 3)      269,653
  Distribution/Service--Investor
     Class (See Note 3)                    38,186
  Distribution/Service--Class A (See
     Note 3)                              191,830
  Service--Class B (See Note 3)            57,599
  Service--Class C (See Note 3)            89,884
  Shareholder communication                85,662
  Professional fees                        76,304
  Registration                             69,667
  Custodian                                46,356
  Trustees                                  7,136
  Miscellaneous                            17,488
                                      -----------
     Total expenses before waiver       2,692,579
  Expense waiver from Manager
     (See Note 3)                        (116,927)
                                      -----------
     Net expenses                       2,575,652
                                      -----------
Net investment income                   9,799,994
                                      -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) on:
  Security transactions               $(3,087,874)
  Futures transactions                    125,054
  Foreign currency transactions         2,896,812
                                      -----------
Net realized loss on investments,
  futures transactions and foreign
  currency transactions                   (66,008)
                                      -----------
Net change in unrealized
  appreciation (depreciation) on:
  Investments                          49,524,703
  Translation of other assets and
     liabilities in foreign
     currencies and foreign currency
     forward contracts                   (957,008)
                                      -----------
Net change in unrealized
  depreciation on investments and
  foreign currency transactions        48,567,695
                                      -----------
Net realized and unrealized gain on
  investments, futures transactions
  and foreign currency transactions    48,501,687
                                      -----------
Net increase in net assets resulting
  from
  operations                          $58,301,681
                                      ===========




(a) Interest recorded net of foreign withholding taxes in the amount of $63,656.


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              17

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED OCTOBER 31, 2009 AND OCTOBER 31, 2008


                                       2009           2008
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income         $  9,799,994   $ 11,147,786
 Net realized loss on
  investments, futures
  transactions, swap
  transactions and foreign
  currency transactions             (66,008)    (5,223,761)
 Net change in unrealized
  appreciation (depreciation)
  on investments and foreign
  currency transactions          48,567,695    (54,206,944)
                               ---------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                     58,301,681    (48,282,919)
                               ---------------------------

Dividends and distributions to
 shareholders:
 From net investment income:
    Investor Class               (1,082,486)      (565,045)
    Class A                      (5,584,414)    (6,620,885)
    Class B                      (1,501,881)    (1,687,843)
    Class C                      (2,307,007)    (2,172,047)
    Class I                        (102,950)        (2,888)
                               ---------------------------
                                (10,578,738)   (11,048,708)
                               ---------------------------
 From net realized gain on
  investments:
    Class A                              --     (2,676,994)
    Class B                              --       (753,826)
    Class C                              --       (915,247)
    Class I                              --         (1,091)
                               ---------------------------
                                         --     (4,347,158)
                               ---------------------------
 Total dividends and
  distributions to
  shareholders                  (10,578,738)   (15,395,866)
                               ---------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                         88,487,380     35,211,015
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions               7,219,407     10,910,871
 Cost of shares redeemed        (40,279,078)   (80,604,996)
                               ---------------------------
    Increase (decrease) in
     net assets derived from
     capital share
     transactions                55,427,709    (34,483,110)
                               ---------------------------
    Net increase (decrease)
     in net assets              103,150,652    (98,161,895)

NET ASSETS:
Beginning of year               120,915,390    219,077,285
                               ---------------------------
End of year                    $224,066,042   $120,915,390
                               ===========================
Accumulated undistributed
 (distributions in excess
 of) net investment income
 at end of year                $  1,411,576   $    (37,799)
                               ===========================






18    MainStay Global High Income Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank



                                                   mainstayinvestments.com    19

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                           INVESTOR CLASS
                                                 ---------------------------------
                                                                      FEBRUARY 28,
                                                                         2008**
                                                  YEAR ENDED             THROUGH
                                                 OCTOBER 31,           OCTOBER 31,

                                                 ---------------------------------
                                                     2009                 2008
Net asset value at beginning of period             $  8.07               $ 11.27
                                                   -------               -------
Net investment income                                 0.65 (a)              0.42 (a)
Net realized and unrealized gain (loss)
  on investments                                      3.00                 (3.23)
Net realized and unrealized gain on
  foreign currency transactions                       0.13                  0.02
                                                   -------               -------
Total from investment operations                      3.78                 (2.79)
                                                   -------               -------
Less dividends and distribution:
  From net investment income                         (0.69)                (0.41)
  From net realized gain on investments                 --                    --
                                                   -------               -------
Total dividends and distributions                    (0.69)                (0.41)
                                                   -------               -------
Net asset value at end of period                   $ 11.16               $  8.07
                                                   =======               =======
Total investment return (c)                          48.62%               (25.54%)(d)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                               6.69%                 5.79% ++
  Net expenses                                        1.49%                 1.50% ++
  Expenses (before
     recoupment/waiver/reimbursement)                 1.57%                 1.53% ++
Portfolio turnover rate                                133%                   55%
Net assets at end of period (in 000's)             $17,581               $12,662




                                                       CLASS B
                                -----------------------------------------------------
                                                YEAR ENDED OCTOBER 31,

                                -----------------------------------------------------
                                  2009       2008       2007       2006         2005
Net asset value at
  beginning of period           $  7.94    $ 11.70    $ 11.72    $ 11.36      $ 11.10
                                -------    -------    -------    -------      -------
Net investment income              0.57 (a)   0.56 (a)   0.58 (a)   0.60 (a)     0.65
Net realized and
  unrealized gain (loss)
  on investments                   2.96      (3.54)      0.23       0.58 (b)     0.48
Net realized and
  unrealized gain (loss)
  on foreign currency
  transactions                     0.12       0.02       0.01       0.01        (0.00)++
                                -------    -------    -------    -------      -------
Total from investment
  operations                       3.65      (2.96)      0.82       1.19         1.13
                                -------    -------    -------    -------      -------
Less dividends and
  distribution:
  From net investment
     income                       (0.62)     (0.57)     (0.58)     (0.83)       (0.68)
  From net realized gain
     on investments                  --      (0.23)     (0.26)        --        (0.19)
                                -------    -------    -------    -------      -------
Total dividends and
  distributions                   (0.62)     (0.80)     (0.84)     (0.83)       (0.87)
                                -------    -------    -------    -------      -------
Net asset value at end of
  period                        $ 10.97    $  7.94    $ 11.70    $ 11.72      $ 11.36
                                =======    =======    =======    =======      =======
Total investment return
  (c)                             47.69%    (26.92%)     7.28%     10.87%(b)(e) 10.62%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income            5.98%      5.21%      4.95%      5.22%        5.88%
  Net expenses                     2.24%      2.20%      2.15%      2.15%        2.18%
  Expenses (before
     recoupment/waiver/-
     reimbursement)                2.32%      2.19%      2.12%      2.18%(e)     2.21%
Portfolio turnover rate             133%        55%        30%        33%          34%
Net assets at end of
  period (in 000's)             $25,651    $21,006    $37,913    $43,136      $57,500



**   Commencement of operations.
++   Annualized.
++   Less than one cent per share.
(a)  Per share data based on average shares outstanding during the period.
(b)  The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager's reimbursement of such losses was less than
     $0.01 per share on net realized gains on investments and the effect on total investment return was less than 0.01%, respectively.
(c)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(d)  Total return is not annualized.
(e)  Includes nonrecurring reimbursements from the Manager for professional fees.
     The effect on total return was less than one-hundredth of a percent.





20    MainStay Global High Income Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                            CLASS A
--------------------------------------------------------------



                    YEAR ENDED OCTOBER 31,

      --------------------------------------------------------
        2009        2008       2007        2006          2005
      $   8.02    $ 11.81    $  11.82    $  11.44      $ 11.17
      --------    -------    --------    --------      -------
          0.66 (a)   0.67 (a)    0.67 (a)    0.69 (a)     0.73
          2.99      (3.59)       0.24        0.59 (b)     0.49
          0.12       0.02        0.01        0.01        (0.00)++
      --------    -------    --------    --------      -------
          3.77      (2.90)       0.92        1.29         1.22
      --------    -------    --------    --------      -------

         (0.70)     (0.66)      (0.67)      (0.91)       (0.76)
            --      (0.23)      (0.26)         --        (0.19)
      --------    -------    --------    --------      -------
         (0.70)     (0.89)      (0.93)      (0.91)       (0.95)
      --------    -------    --------    --------      -------
      $  11.09    $  8.02    $  11.81    $  11.82      $ 11.44
      ========    =======    ========    ========      =======
         49.04%    (26.29%)      8.11%      11.75%(b)(e) 11.35%

          6.77%      6.08%       5.70%       5.97%        6.63%
          1.32%      1.34%       1.40%       1.40%        1.43%
          1.40%      1.37%       1.37%       1.43%(e)     1.46%
           133%        55%         30%         33%          34%
      $119,132    $59,843    $135,321    $121,810      $86,515




                          CLASS C
-----------------------------------------------------------
                   YEAR ENDED OCTOBER 31,

      -----------------------------------------------------
        2009       2008       2007       2006         2005
      $  7.95    $ 11.70    $ 11.72    $ 11.36      $ 11.10
      -------    -------    -------    -------      -------
         0.56 (a)   0.57 (a)   0.58 (a)   0.60 (a)     0.65
         2.97      (3.54)      0.23       0.58 (b)     0.48

         0.12       0.02       0.01       0.01        (0.00)++
      -------    -------    -------    -------      -------
         3.65      (2.95)      0.82       1.19         1.13
      -------    -------    -------    -------      -------

        (0.62)     (0.57)     (0.58)     (0.83)       (0.68)
           --      (0.23)     (0.26)        --        (0.19)
      -------    -------    -------    -------      -------
        (0.62)     (0.80)     (0.84)     (0.83)       (0.87)
      -------    -------    -------    -------      -------
      $ 10.98    $  7.95    $ 11.70    $ 11.72      $ 11.36
      =======    =======    =======    =======      =======
        47.50%    (26.83%)     7.28%     10.87%(b)(e) 10.62%

         5.85%      5.22%      4.95%      5.22%        5.88%
         2.23%      2.19%      2.15%      2.15%        2.18%
         2.31%      2.20%      2.12%      2.18%(e)     2.21%
          133%        55%        30%        33%          34%
      $57,731    $27,377    $45,786    $39,176      $28,547




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              21

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                               CLASS I
                                            --------------------------------------------
                                                                              AUGUST 31,
                                                                                2007**
                                                                               THROUGH
                                             YEAR ENDED OCTOBER 31,          OCTOBER 31,

                                            --------------------------------------------
                                             2009             2008               2007
Net asset value at beginning of
  period                                    $ 8.02          $ 11.81             $11.26
                                            ------          -------             ------
Net investment income                         0.66 (a)         0.69 (a)           0.11 (a)
Net realized and unrealized gain
  (loss) on investments                       3.01            (3.58)              0.52
Net realized and unrealized gain
  on foreign currency transactions            0.13             0.02               0.04
                                            ------          -------             ------
Total from investment operations              3.80            (2.87)              0.67
                                            ------          -------             ------
Less dividends and distributions:
  From net investment income                 (0.72)           (0.69)             (0.12)
  From net realized gain on
     investments                                --            (0.23)                --
                                            ------          -------             ------
Total dividends and distributions            (0.72)           (0.92)             (0.12)
                                            ------          -------             ------
Net asset value at end of period            $11.10          $  8.02             $11.81
                                            ======          =======             ======
Total investment return (c)                  49.31%          (26.11%)             5.95%(d)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                       6.32%            6.28%              6.12%++
  Net expenses                                1.12%            1.14%              1.15%++
  Expenses (before
     recoupment/waiver/reimburse-
     ment)                                    1.12%            1.15%              0.99%++
Portfolio turnover rate                        133%              55%                30%
Net assets at end of period (in
  000's)                                    $3,972          $    27             $   57




**   Commencement of operations.
++   Annualized.
++   Less than one cent per share.
(a)  Per share data based on average shares outstanding during the period.
(b)  The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager's reimbursement of such losses was less than
     $0.01 per share on net realized gains on investments and the effect on total investment return was less than 0.01%, respectively.
(c)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(d)  Total return is not annualized.





22    MainStay Global High Income Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of fourteen funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay Global High Income Fund (the "Fund"), a non-diversified fund.

The Fund currently offers five classes of shares. Class A shares and Class B shares commenced operations on June 1, 1998. Class C shares commenced operations on September 1, 1998. Class I shares commenced operations on August 31, 2007. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value ("NAV") per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered at NAV without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and a 1.00% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and bear the same conditions except that Class B and Class C shares are subject to higher distribution and service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution or service fee.

The Fund's investment objective is to seek to provide maximum current income by investing primarily in high-yield debt securities of non-U.S. issuers. Capital appreciation is a secondary objective. Effective February 26, 2010, the Fund's investment objective will be to seek to provide maximum current income by investing in high yield debt securities of non-U.S. issuers. Capital appreciation will continue to be a secondary objective. The Fund is "non-diversified," which means that it may invest a greater percentage of its assets than diversified funds in a particular issuer. This may make it more susceptible than diversified funds to risks associated with an individual issuer, and to single economic, political or regulatory occurrences.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Debt securities are valued at prices supplied by a pricing agent or broker selected by the Fund's Manager (as defined in Note 3(A)) in consultation with the Fund's Subadvisor, if any (as defined in Note 3(A)), whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund's Manager, in consultation with the Fund's Subadvisor, if any, to be representative of market values, at the regular close of trading of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date"). Investments in other mutual funds are valued at their NAVs as of the close of the New York Stock Exchange on the valuation date. Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less ("short-term investments") are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board of Trustees to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's Manager or Subadvisor, as defined in Note 3(A), reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At October 31, 2009, the Fund did not hold securities that were valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund

                                                   mainstayinvestments.com    23
principally trade, and the time at which the Fund's NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor, as defined in Note 3(A), conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund's Board of Trustees, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. Additionally, international equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund's policies and procedures. At October 31, 2009, foreign securities held by the Fund were not fair valued.

"Fair Value" is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

- Level 1--quoted prices in active markets for identical investments

- Level 2--other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

- Level 3--significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of October 31, 2009, for the Fund's investments is included at the end of the Fund's Portfolio of Investments.

The valuation techniques that may have been used by the Fund to measure fair value during the year ended October 31, 2009, maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund may have utilized some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets. For the year ended October 31, 2009, there have been no changes to the fair value methodologies.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code") applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is "more likely than not" to be sustained assuming examination by taxing authorities. Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Fund's financial statements. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income monthly and distributions of net realized capital and currency gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at NAV, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America.



24    MainStay Global High Income Fund

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than short-term investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative NAV on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor, if any, to be creditworthy, pursuant to guidelines established by the Fund's Board of Trustees. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H) FUTURES CONTRACTS. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (i.e., foreign currency, interest rate, security, or securities index.) The Fund is subject to equity price risk and interest rate risk in the normal course of investing in these transactions. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin". When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. The Fund invests in futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Fund's investment in futures contracts and other derivatives may increase the volatility of the Fund's NAV and may result in a loss to the Fund.

(I) FOREIGN CURRENCY FORWARD CONTRACTS. The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell currencies of different countries on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. Cash movement occurs on settlement date. When the forward contract is closed, the Fund records

                                                   mainstayinvestments.com    25
a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into foreign currency forward contracts to reduce currency risk versus the benchmark or for trade settlement.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. While a Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund's assets. Moreover, there may be an imperfect correlation between the Fund's holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation on forward contracts reflects the Fund's exposure at valuation date to credit loss in the event of a counterparty's failure to perform its obligations. (See Note 5.)

(J) FOREIGN CURRENCY TRANSACTIONS.   The books and records of the Fund are kept
in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities--at the valuation date, and

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(K) SWAP AGREEMENTS. The Fund may enter into credit default, interest rate, index and currency exchange rate swap agreements ("swaps") for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded the desired return or for other portfolio management purposes ("hedge protection"). In a standard swaps transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a notional amount. Credit default swaps are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. Credit default swaps may be used to provide a measure of protection against defaults of sovereign or corporate issuers. In connection with these agreements, cash or securities may be set aside as collateral in accordance with the terms of the swap agreement.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. The Fund intends to minimize the risk and use the liquidity advantage by generally not having a duration on the swap of more than one calendar quarter.

Swaps are marked to market daily based upon quotations from market makers and vendors and the change in value, if any, is recorded as unrealized gain or loss. Payments received or made on swap contracts are recorded as realized gain or loss. Gains or losses are realized upon early termination of the swap agreements. These financial instruments are not actively traded on financial markets. Entering into these agreements involves elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market


26    MainStay Global High Income Fund
for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements and that there may be unfavorable changes in interest rates or the price of the index or security underlying these transactions. The Fund did not invest in swaps during the year ended October 31, 2009.

(L) SECURITIES LENDING. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company ("State Street"). State Street will manage the Fund's cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund's portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to borrower's inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or retain a portion of interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate.

(M) CONCENTRATION OF RISK. The Fund's principal investments include high yield securities (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium--a high interest rate or yield--because of the increased risk of loss. These securities can also be subject to greater price volatility.

The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(N) INDEMNIFICATIONS. Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(O) QUANTITATIVE DISCLOSURE OF DERIVATIVE HOLDINGS. The following tables show additional disclosures about the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

Fair Value of derivative instruments as of October 31, 2009:

ASSET DERIVATIVES

                        STATEMENT OF     FOREIGN    INTEREST
                          ASSETS AND    EXCHANGE        RATE
                         LIABILITIES   CONTRACTS   CONTRACTS
                            LOCATION        RISK        RISK      TOTAL
                          Unrealized
                     appreciation on
                    foreign currency
Forward Contracts  forward contracts    $357,148       $  --   $357,148
                                       --------------------------------
Total Fair Value                        $357,148         $--   $357,148
                                       ================================



LIABILITY DERIVATIVES

                        STATEMENT OF     FOREIGN    INTEREST
                          ASSETS AND    EXCHANGE        RATE
                         LIABILITIES   CONTRACTS   CONTRACTS
                            LOCATION        RISK        RISK       TOTAL
                          Unrealized
                     depreciation on
Forward             foreign currency
Contracts          forward contracts   $(682,173)      $  --   $(682,173)
                                       ---------------------------------
Total Fair Value                       $(682,173)        $--   $(682,173)
                                       =================================





                                                   mainstayinvestments.com    27

The effect of derivatives on the Statement of Operations for the year ended October 31, 2009:

REALIZED GAIN (LOSS)

                                        FOREIGN    INTEREST
                      STATEMENT OF     EXCHANGE        RATE
                        OPERATIONS    CONTRACTS   CONTRACTS
                          LOCATION         RISK        RISK        TOTAL
                      Net realized
                    gain (loss) on
Futures                    futures
Contracts             transactions   $       --    $125,054   $  125,054
                      Net realized
                    gain (loss) on
Forward           foreign currency
Contracts            transactions     3,025,340          --    3,025,340
                                     -----------------------------------
Total Realized
  Gain (Loss)                        $3,025,340    $125,054   $3,150,394
                                     ===================================



CHANGE IN APPRECIATION (DEPRECIATION)

                                       FOREIGN
                      STATEMENT OF    EXCHANGE   INTEREST RATE
                        OPERATIONS   CONTRACTS       CONTRACTS
                          LOCATION        RISK            RISK       TOTAL
                     Net change in
                        unrealized
                      appreciation
                    (depreciation)
                    on translation
                   of other assets
                   and liabilities
                        in foreign
                    currencies and
                  foreign currency
Forward                    forward
Contracts                contracts   $(981,677)          $  --   $(981,677)
                                     -------------------------------------
Total Change in
  Appreciation
  (Depreciation)                     $(981,677)            $--   $(981,677)
                                     =====================================



NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OR SHARES/UNITS (1)

                            FOREIGN    INTEREST
                           EXCHANGE        RATE
                          CONTRACTS   CONTRACTS
                               RISK        RISK         TOTAL
Futures Contracts (2)            --         (15)          (15)
Forward Contracts Long
  (3)                   $12,572,368          --   $12,572,368
Forward Contracts
  Short (3)             $(5,341,981)         --   $(5,341,981)



(1) Amounts disclosed represent the weighted average held during the twelve month period.

(2) Amount(s) represent(s) number of contracts.

(3) Amount(s) represent(s) notional amount.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("New York Life Investments" or "Manager"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and the Subadvisor, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows:
0.70% on assets up to $500 million and 0.65% on assets in excess of $500 million, plus a fee for fund accounting services previously provided by New York Life Investments under a separate accounting agreement.

Effective August 1, 2009, New York Life Investments has entered into a written expense limitation agreement under which it has agreed to waive a portion of the management fee or reimburse expenses to the extent necessary to ensure that the total ordinary operating expenses (total ordinary operating expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage, other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests) for the Fund's Class A shares do not exceed 1.35% of its average net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal amount of basis points, to the other share classes of the Fund. The expense limitation agreement may be modified or terminated only with the approval of the Board of Trustees. Under the expense limitation agreement, New York Life Investments may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreement, if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within the term of the agreement. Any recoupment amount is generally applied within a fiscal year. This expense limitation


28    MainStay Global High Income Fund
agreement was set to expire on July 31, 2010. On December 11, 2009, the Board of the Fund approved an extension of the expense limitation agreement to February 28, 2011.

Prior to August 1, 2009, New York Life Investments had a written expense limitation agreement under which it agreed to waive a portion of the management fee or reimburse expenses to the extent necessary to ensure that the total ordinary operating expenses for the appropriate class of shares did not exceed the following percentages of average daily net assets: Investor Class, 1.50%; Class A, 1.31%; Class B, 2.25%; Class C, 2.25%; and Class I, 1.15%.

For the year ended October 31, 2009, New York Life Investments earned fees from the Fund in the amount of $1,109,708 and waived its fees in the amount of $116,927.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has entered into a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans, (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares of the Fund pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at an annual rate of 0.25% of the average daily NAV of the Class B and Class C shares of the Fund. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $5,941 and $29,909, respectively, for the year ended October 31, 2009. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $158, $30,688 and $21,033, respectively, for the year ended October 31, 2009.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("MainStay Investments"), an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MainStay Investments has entered into an agreement with Boston Financial Data Services, Inc. pursuant to which it performs certain services for which MainStay Investments is responsible. Transfer agent expenses incurred by the Fund for the year ended October 31, 2009, amounted to $460,309.

(E) MINIMUM BALANCE FEE. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a minimum balance fee on certain types of accounts. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20. These fees are included in transfer agent fees shown on the Statement of Operations.

(F) CAPITAL. At October 31, 2009, New York Life and its affiliates held beneficially shares of the Fund with the following values and percentages of net assets as follows:

Class A                          $6,620,777    5.6%
--------------------------------------------------
Class C                                 363    0.0++
--------------------------------------------------
Class I                              29,093    0.7
--------------------------------------------------



++ Less than one-tenth of a percent.

(G) OTHER. Pursuant to the Management Agreement, a portion of the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments is payable directly by the Fund. For the year ended October 31, 2009, these fees, which are included in professional fees shown on the Statement of Operations, were $7,004.

NOTE 4--FEDERAL INCOME TAX:

As of October 31, 2009, the components of accumulated gain (loss) on a tax basis were as follows:

                 ACCUMULATED          OTHER         UNREALIZED         TOTAL
  ORDINARY    CAPITAL AND OTHER     TEMPORARY      APPRECIATION     ACCUMULATED
   INCOME        GAIN (LOSS)       DIFFERENCES    (DEPRECIATION)    GAIN (LOSS)
$1,369,273       $(7,068,796)       $(331,045)      $13,021,513      $6,990,945
-------------------------------------------------------------------------------



The difference between book-basis and tax basis unrealized appreciation (depreciation) is primarily due to wash sale deferrals, distributions and mark to market on forward contracts.


                                                   mainstayinvestments.com    29

The other temporary differences are primarily due to dividends payable and interest income on defaulted securities.

The following table discloses the current year reclassifications between accumulated undistributed net investment income and accumulated net realized loss on investments arising from permanent differences; net assets at October 31, 2009 are not affected.

   ACCUMULATED       ACCUMULATED
  UNDISTRIBUTED     NET REALIZED     ADDITIONAL
 NET INVESTMENT    GAIN (LOSS) ON      PAID-IN
  INCOME (LOSS)      INVESTMENTS       CAPITAL
   $2,228,119        $(2,226,690)      $(1,429)
-----------------------------------------------



The reclassifications for the Fund are primarily due to foreign currency gain
(loss) and settlement income.

At October 31, 2009, for federal income tax purposes, capital loss carryforwards of $7,068,796 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

   CAPITAL LOSS        CAPITAL LOSS
AVAILABLE THROUGH    AMOUNTS (000'S)
       2016               $4,652
       2017                2,417
------------------------------------
      Total               $7,069
------------------------------------



The tax character of distributions paid during the years ended October 31, 2009 and October 31, 2008, shown in the Statement of Changes in Net Assets, was as follows:

                                   2009          2008
Distributions paid from:
  Ordinary Income           $10,578,738   $11,048,734
  Long-Term Capital Gains            --     4,347,132
-----------------------------------------------------
Total                       $10,578,738   $15,395,866
-----------------------------------------------------



NOTE 5--FOREIGN CURRENCY FORWARD CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:

As of October 31, 2009, the Fund held the following foreign currency forward contracts:

                                                                      CONTRACT        CONTRACT       UNREALIZED
                                                                        AMOUNT          AMOUNT    APPRECIATION/
                                             COUNTERPARTY            PURCHASED            SOLD   (DEPRECIATION)
Foreign Currency Buy Contracts:
---------------------------------------------------------------------------------------------------------------
Australian Dollar vs. U.S. Dollar,    JPMorgan Chase Bank
  expiring 11/27/09                                         AUD      2,000,000   USD 1,847,520    USD   (51,254)
---------------------------------------------------------------------------------------------------------------
Australian Dollar vs. U.S. Dollar,    HSBC Bank USA
  expiring 11/16/09                                         AUD      2,500,000       2,254,888           (7,247)
---------------------------------------------------------------------------------------------------------------
Brazilian Real vs. U.S. Dollar,       JPMorgan Chase Bank
  expiring 11/3/09                                          BRL      9,000,000       5,000,556          108,436
---------------------------------------------------------------------------------------------------------------
Brazilian Real vs. U.S. Dollar,       Barclays Bank PLC
  expiring 12/3/09                                          BRL      7,200,000       4,088,586          (25,805)
---------------------------------------------------------------------------------------------------------------
Canadian Dollar vs. U.S. Dollar,      JPMorgan Chase Bank
  expiring 11/27/09                                         CAD      9,000,000       8,475,184         (157,511)
---------------------------------------------------------------------------------------------------------------
Chilean Peso vs. U.S. Dollar,         JPMorgan Chase Bank
  expiring 11/13/09                                         CLP  1,500,000,000       2,734,980           92,807
---------------------------------------------------------------------------------------------------------------
Colombian Peso vs. U.S. Dollar,       Barclays Bank PLC
  expiring 11/23/09                                         COP  4,000,000,000       2,134,472         (138,131)
---------------------------------------------------------------------------------------------------------------
Hungarian Forint vs. U.S. Dollar,     HSBC Bank USA
  expiring 11/13/09                                         HUF    700,000,000       3,815,338          (72,696)
---------------------------------------------------------------------------------------------------------------
Indonesian Rupiah vs. U.S. Dollar,    JPMorgan Chase Bank
  expiring 11/30/09                                         IDR 30,000,000,000       3,161,555          (36,246)
---------------------------------------------------------------------------------------------------------------
Norwegian Krone vs. U.S. Dollar,      HSBC Bank USA
  expiring 11/19/09                                         NOK     30,000,000       5,360,828         (124,594)
---------------------------------------------------------------------------------------------------------------
Polish Zloty vs. U.S. Dollar,         JPMorgan Chase Bank
  expiring 11/23/09                                         PLN      6,000,000       2,131,439          (60,450)
---------------------------------------------------------------------------------------------------------------
South Korean Won vs. U.S. Dollar,     JPMorgan Chase Bank
  expiring 11/27/09                                         KRW  2,200,000,000       1,852,476            7,817
---------------------------------------------------------------------------------------------------------------






30    MainStay Global High Income Fund

                                                                   CONTRACT            CONTRACT        UNREALIZED
                                                                     AMOUNT              AMOUNT     APPRECIATION/
                                           COUNTERPARTY                SOLD           PURCHASED    (DEPRECIATION)
Foreign Currency Sale Contracts:
-----------------------------------------------------------------------------------------------------------------
Brazilian Real vs. U.S. Dollar,     JPMorgan Chase Bank
  expiring 11/3/09                                        BRL     9,000,000       USD 5,116,543      USD    7,552
-----------------------------------------------------------------------------------------------------------------
Chilean Peso vs. U.S. Dollar,       JPMorgan Chase Bank
  expiring 11/13/09                                       CLP 1,500,000,000           2,819,549            (8,239)
-----------------------------------------------------------------------------------------------------------------
Colombian Peso vs. U.S. Dollar,     Barclays Bank PLC
  expiring 11/23/09                                       COP 4,000,000,000           2,100,840           104,500
-----------------------------------------------------------------------------------------------------------------
Hungarian Forint vs. U.S. Dollar,   HSBC Bank USA
  expiring 11/13/09                                       HUF   700,000,000           3,778,677            36,036
-----------------------------------------------------------------------------------------------------------------
Net unrealized depreciation on
  foreign currency forward
  contracts                                                                                          USD (325,025)
-----------------------------------------------------------------------------------------------------------------



As of October 31, 2009, the Fund held the following foreign currencies:

                                                               CURRENCY           COST         VALUE
Australian Dollar                                   AUD           1,108  USD       954      USD  998
----------------------------------------------------------------------------------------------------
Brazilian Real                                      BRL               1              1             1
----------------------------------------------------------------------------------------------------
Turkish Lira                                        YTL           6,000          3,798         3,991
----------------------------------------------------------------------------------------------------
Total                                                                    USD     4,753  USD    4,990
----------------------------------------------------------------------------------------------------



NOTE 6--CUSTODIAN:

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 7--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests.

Effective September 2, 2009, the line of credit was reduced from $160,000,000 to $125,000,000 and the commitment fee rate was increased from an annual rate of 0.08% to an annual rate of 0.10% of the average commitment amount, plus a 0.04% up-front payment payable, regardless of usage, to The Bank of New York Mellon, which serves as agent to the syndicate. The commitment fee and upfront payment are allocated among the Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month LIBOR rate, whichever is higher. There were no borrowings made or outstanding with respect to the Fund on the line of credit during the year ended October 31, 2009.

NOTE 8--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended October 31, 2009, purchases and sales of U.S. Government securities were $8,907 and $9,003, respectively. Purchases and sales of securities, other than U.S. Government securities and short-term securities, were $242,903 and $182,664, respectively.


                                                   mainstayinvestments.com    31

NOTE 9--CAPITAL SHARE TRANSACTIONS:

 INVESTOR CLASS                   SHARES         AMOUNT
Year ended October 31, 2009:
Shares sold                      214,269   $  2,072,965
Shares issued to
  shareholders in
  reinvestment of dividends      110,654      1,051,399
Shares redeemed                 (295,230)    (2,759,104)
                              -------------------------
Net increase in shares
  outstanding before
  conversion                      29,693        365,260
Shares converted into
  Investor Class (See Note
  1)                             123,684      1,163,206
Shares converted from
  Investor Class (See Note
  1)                            (147,335)    (1,531,293)
                              -------------------------
Net increase (decrease)            6,042   $     (2,827)
                              =========================
Period ended October 31,
  2008 (a):
Shares sold                      460,861   $  5,118,838
Shares issued to
  shareholders in
  reinvestment of dividends       52,591        544,395
Shares redeemed                 (264,625)    (2,779,976)
                              -------------------------
Net increase in shares
  outstanding before
  conversion                     248,827      2,883,257
Shares converted into
  Investor Class (See Note
  1)                           1,460,537     16,144,606
Shares converted from
  Investor Class (See Note
  1)                            (139,571)    (1,458,463)
                              -------------------------
Net increase                   1,569,793   $ 17,569,400
                              =========================

(a) Investor Class shares were first offered on February 28, 2008.


 CLASS A                          SHARES         AMOUNT
Year ended October 31, 2009:
Shares sold                    4,886,173   $ 50,787,761
Shares issued to
  shareholders in
  reinvestment of dividends      372,136      3,540,480
Shares redeemed               (2,199,153)   (21,143,948)
                              -------------------------
Net increase in shares
  outstanding before
  conversion                   3,059,156     33,184,293
Shares converted into Class
  A (See Note 1)                 270,327      2,699,414
Shares converted from Class
  A (See Note 1)                 (50,745)      (476,185)
                              -------------------------
Net increase                   3,278,738   $ 35,407,522
                              =========================
Year ended October 31, 2008:
Shares sold                    1,712,333   $ 19,078,353
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              588,304      6,477,205
Shares redeemed               (5,169,258)   (54,184,103)
                              -------------------------
Net decrease in shares
  outstanding before
  conversion                  (2,868,621)   (28,628,545)
Shares converted into Class
  A (See Note 1)                 284,176      3,049,715
Shares converted from Class
  A (See Note 1)              (1,416,051)   (15,592,376)
                              -------------------------
Net decrease                  (4,000,496)  $(41,171,206)
                              =========================

 CLASS B                          SHARES         AMOUNT
Year ended October 31, 2009:
Shares sold                      317,717   $  3,090,164
Shares issued to
  shareholders in
  reinvestment of dividends      128,574      1,195,355
Shares redeemed                 (555,948)    (5,146,836)
                              -------------------------
Net decrease in shares
  outstanding before
  conversion                    (109,657)      (861,317)
Shares converted from Class
  B (See Note 1)                (197,883)    (1,855,142)
                              -------------------------
Net decrease                    (307,540)  $ (2,716,459)
                              =========================
Year ended October 31, 2008:
Shares sold                      321,100   $  3,507,746
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              180,175      1,955,791
Shares redeemed                 (900,354)    (9,647,430)
                              -------------------------
Net decrease in shares
  outstanding before
  conversion                    (399,079)    (4,183,893)
Shares converted from Class
  B (See Note 1)                (196,767)    (2,143,482)
                              -------------------------
Net decrease                    (595,846)  $ (6,327,375)
                              =========================


 CLASS C                          SHARES         AMOUNT
Year ended October 31, 2009:
Shares sold                    2,886,858   $ 29,096,911
Shares issued to
  shareholders in
  reinvestment of dividends      141,385      1,330,159
Shares redeemed               (1,216,447)   (11,146,418)
                              -------------------------
Net increase                   1,811,796   $ 19,280,652
                              =========================
Year ended October 31, 2008:
Shares sold                      691,238   $  7,502,171
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              178,021      1,931,330
Shares redeemed               (1,336,692)   (13,970,477)
                              -------------------------
Net decrease                    (467,433)  $ (4,536,976)
                              =========================

 CLASS I                          SHARES         AMOUNT
Year ended October 31, 2009:
Shares sold                      352,539   $  3,439,579
Shares issued to
  shareholders in
  reinvestment of dividends        9,862        102,014
Shares redeemed                   (7,951)       (82,772)
                              -------------------------
Net increase                     354,450   $  3,458,821
                              =========================
Year ended October 31, 2008:
Shares sold                          344   $      3,907
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions                  198          2,150
Shares redeemed                   (2,045)       (23,010)
                              -------------------------
Net decrease                      (1,503)  $    (16,953)
                              =========================






32    MainStay Global High Income Fund

NOTE 10--OTHER MATTERS:

On May 27, 2009, New York Life Investments settled charges by the Securities and Exchange Commission ("SEC") relating to the MainStay Equity Index Fund (the "Equity Index Fund"), an S&P 500 index fund created in 1990 and sold through January 1, 2002, at which time it was closed to new investors and new investments. The Equity Index Fund is a series of the Trust and is managed by New York Life Investments. The settlement relates to the period from March 12, 2002 through June 30, 2004, during which time the SEC alleged that New York Life Investments failed to provide the Equity Index Fund's board with information necessary to evaluate the cost of a guarantee provided to shareholders of the Equity Index Fund, and that prospectus and other disclosures misrepresented that there was no charge to the Equity Index Fund or its shareholders for the guarantee. New York Life Investments, without admitting or denying the allegations, consented to the entry of an administrative cease and desist order finding violations of Sections 15(c) and 34(b) of the 1940 Act, Section 206(2) of the Investment Advisers Act of 1940, as amended, and requiring a civil penalty of $800,000, disgorgement of $3,950,075 (which represents a portion of its management fees relating to the Equity Index Fund for the relevant period) as well as interest of $1,350,709. These amounts, totaling approximately $6.101 million, are being distributed to shareholders who held shares of the Equity Index Fund between March 2002 and June 2004, without any material financial impact to New York Life Investments.

NOTE 11--SUBSEQUENT EVENTS:

In connection with the preparation of the financial statements of the Fund as of and for the fiscal year ended October 31, 2009, events and transactions subsequent to October 31, 2009 through December 23, 2009, the date the financial statements were issued, have been evaluated by the Fund's management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.


                                                   mainstayinvestments.com    33

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Global High Income Fund ("the Fund"), one of the funds constituting The MainStay Funds, as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Global High Income Fund of The MainStay Funds as of October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

                                  /s/ KPMG LLP

Philadelphia, Pennsylvania
December 23, 2009



34    MainStay Global High Income Fund

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENT (UNAUDITED)

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") requires that each mutual fund's board of trustees, including a majority of trustees who are not "interested persons" of the fund, as defined in the 1940 Act ("Independent Trustees"), annually review and approve the fund's investment advisory agreements. At its June 17-18, 2009 meeting, the Board of Directors/Trustees of the MainStay Group of Funds ("Board") unanimously approved the Management Agreement between the MainStay Global High Income Fund ("Fund") and New York Life Investment Management LLC ("New York Life Investments"), and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC ("MacKay Shields") on behalf of the Fund.

In reaching its decisions to approve the Agreements set forth above (the "Agreements"), the Board considered information prepared specifically in connection with the contract review process that took place at various meetings between December 2008 and June 2009, as well as information furnished to it throughout the year at regular and special Board meetings. Information requested by and provided to the Board specifically in connection with the contract review process included, among other things, reports on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting LLC ("Strategic Insight"), an independent third-party service provider engaged by the Board to report objectively on the Fund's investment performance, management and subadvisory fees and ordinary operating expenses. The Board also requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including MacKay Shields as subadviser to the Fund, and responses to several comprehensive lists of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board. Information provided to the Board at its meetings throughout the year included, among other things, detailed investment analytics reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received throughout the year, among other things, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In determining to approve the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services to be provided to the Fund by New York Life Investments and MacKay Shields; (ii) the investment performance of the Fund, New York Life Investments and MacKay Shields; (iii) the costs of the services to be provided, and profits to be realized, by New York Life Investments and its affiliates, including MacKay Shields as subadviser to the Fund, from their relationship with the Fund;
(iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund's management and subadvisory fee levels and overall total ordinary operating expenses, particularly as compared to similar funds and portfolios.

While individual members of the Board may have weighed certain factors differently, the Board's decisions to approve the Agreements were based on a comprehensive consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review processes. The Board's conclusions with respect to the Agreements also were based, in part, on the Board's consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, and that the Fund's shareholders, having had the opportunity to consider alternative investment products and services, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board's decisions to approve the Agreements is provided below.

NATURE, EXTENT AND QUALITY OF SERVICES TO BE PROVIDED BY NEW YORK LIFE INVESTMENTS AND MACKAY SHIELDS

In considering the approval of the Agreements, the Board examined the nature, extent and quality of the services that New York Life Investments proposed to provide to the Fund. The Board evaluated New York Life Investments' experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing affiliated and non-affiliated subadvisers. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund, as well as New York Life Investments' reputation and financial condition. The Board considered New York Life Investments' performance in fulfilling its responsibilities for overseeing the Fund's legal and compliance environment, for overseeing MacKay Shields' compliance with the Fund's policies and investment objectives, and for implementing Board directives as they relate to the Fund. In addition, the Board noted that New York Life Investments also is responsible for paying all of the salaries and expenses for the Fund's officers. The Board also considered the benefits to shareholders of being part of the MainStay Group of Funds, including the

                                                   mainstayinvestments.com    35
privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund's prospectus.

As part of its considerations, the Board acknowledged New York Life Investments' recent settlement with the Securities and Exchange Commission ("SEC") concerning matters relating to the MainStay Equity Index Fund, including materials provided to the Board of Trustees of The MainStay Funds in 2002-2004 in connection with the annual review of that fund's management fee. The Board noted that, since this matter was first brought to the Board's attention in 2003, New York Life Investments had taken a number of steps to enhance the quality and completeness of information provided to the Board in connection with the Board's consideration of the MainStay Group of Funds' investment advisory contracts. The Board believes that New York Life Investments has taken appropriate actions in response to this matter.

The Board also examined the nature, extent and quality of the services that MacKay Shields proposed to provide to the Fund. The Board evaluated MacKay Shields' experience in serving as subadviser to the Fund and managing other portfolios. It examined MacKay Shields' track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields' overall legal and compliance environment. The Board also reviewed MacKay Shields' willingness to invest in personnel designed to benefit the Fund. In this regard, the Board considered the experience of the Fund's portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund likely would continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments' and MacKay Shields' experience, personnel, operations and resources.

INVESTMENT PERFORMANCE

In evaluating the Fund's investment performance, the Board considered investment performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board particularly considered the detailed investment analytics reports provided by New York Life Investments' Investment Consulting Group on the Fund throughout the year. These reports, which were prepared by New York Life Investments in consultation with the Board, include, among other things, information on the Fund's gross and net returns, the Fund's investment performance relative to relevant investment categories and Fund benchmarks, the Fund's risk-adjusted investment performance, and the Fund's investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to similar mutual funds managed by other investment advisers.

In considering the Fund's investment performance, the Board gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund's investment performance, as well as discussions between the Fund's portfolio managers and the Board that occurred at meetings from time to time throughout the year and in previous years. The Board also considered any specific actions that New York Life Investments had taken, or had agreed with the Board to take, to enhance Fund investment performance, and the results of those actions. In considering the Fund's investment performance, the Board focused principally on the Fund's long-term performance track record.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund's investment performance over time has been satisfactory. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Annual Report and in the Fund's prospectus.

COSTS OF THE SERVICES PROVIDED, AND PROFITS TO BE REALIZED, BY NEW YORK LIFE INVESTMENTS AND MACKAY SHIELDS

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Agreements, and the profits expected to be realized by New York Life Investments and its affiliates due to their relationships with the Fund. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In evaluating the costs and profits of New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund, the Board considered, among other things, each party's investments in personnel, systems, equipment and other resources necessary to manage the Fund, and the fact that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and MacKay Shields must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that New York Life Investments' ability to maintain a strong financial position is important in order


36    MainStay Global High Income Fund
for New York Life Investments to continue to provide high-quality ongoing services to the Fund. The Board noted, for example, increased costs borne by New York Life Investments and its affiliates due to new and ongoing regulatory and compliance requirements. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

The Board also reviewed information from New York Life Investments and its affiliates regarding their estimated profitability due to their overall relationships with the Fund. For New York Life Investments and MacKay Shields, the Board considered information illustrating the revenues and expenses allocated to the Fund.

The Board noted the difficulty in obtaining reliable comparative data about mutual fund managers' profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager's organization, the types of funds it manages, and the manager's capital structure and costs of capital. While recognizing the difficulty in evaluating a manager's profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board with respect to the Fund was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments' affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund's transfer agent and distributor. The information provided to the Board indicated that the profitability to New York Life Investments and its affiliates arising directly from these other arrangements was not excessive. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the annual contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments' relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that the profits to be realized by New York Life Investments and its affiliates (including MacKay Shields) due to their relationships with the Fund are fair and reasonable.

EXTENT TO WHICH ECONOMIES OF SCALE MAY BE REALIZED AS THE FUND GROWS

The Board also considered whether the Fund's expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from New York Life Investments and Strategic Insight showing how the Fund's management fee hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. The Board noted the extent to which the Fund benefits from breakpoints, expense waivers or reimbursements. While recognizing that any precise determination of future economies of scale is necessarily subjective, the Board considered the extent to which New York Life Investments and MacKay Shields may realize a larger profit margin as the Fund's assets grow over time.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund's expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund's expense structure as the Fund grows over time.

MANAGEMENT AND SUBADVISORY FEES AND TOTAL ORDINARY OPERATING EXPENSES

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund's expected total ordinary operating expenses. The Board primarily considered the reasonableness of the overall management fees paid by the Fund to New York Life Investments, since the fees to be paid to MacKay Shields are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund's fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. The Board noted the impact of the recent economic crisis on the MainStay Group of Funds and, consistent with statements from SEC staff members and with published advice from Strategic Insight, the Board reviewed supplemental peer data that reflected more recent peer groupings based on relatively smaller asset sizes. In addition, the Board considered information provided by New York Life Investments and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account explanations from New York Life Investments and MacKay Shields about the different scope of services provided to retail mutual funds as compared with other investment advisory clients.

The Board noted that, outside of the Fund's management fee and the fees charged under a share class's Rule 12b-1 and/or shareholder services plans, a share class's most

                                                   mainstayinvestments.com    37
significant "other expenses" are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a "per-account" fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund's average net assets. The Board took into account information from New York Life Investments showing that the Fund's transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company ("NSC"), the Fund's transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board particularly considered representations from New York Life Investments that the MainStay Group of Funds' transfer agent fee structure is designed to allow NSC to provide transfer agent services to the Funds essentially "at cost," and that NSC historically has realized only very modest profitability from providing transfer agent services to the Funds.

The Board observed that, because the Fund's transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class's expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board noted that transfer agent fees are a significant portion of total expenses of many funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tends to be greater than for other open-end retail funds because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board noted the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company ("New York Life") policyholders, who often maintain smaller account balances than other fund investors. The Board discussed measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) closing small accounts with balances below $500;
(iv) since 2007, charging an annual $20.00 small account fee on accounts with balances below $1,000; (v) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts; and (vi) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors.

The Board noted that, while New York Life Investments believes these efforts have mitigated the impact that small accounts have had on share class expenses, the recent economic crisis and resulting declines in assets under management had further exacerbated the impact that small accounts have on the expense ratios of certain share classes. This, in turn, had led to a significant increase in the amount of share class expenses that New York Life Investments subsidized under historical contractual expense limitation arrangements. New York Life Investments advised the Board that the amount of subsidization of the MainStay Group of Funds' expenses under these expense limitation arrangements was unsustainable. New York Life Investments accordingly asked the Board to modify the expense limitation arrangements on the Fund's share classes to decrease the amount of New York Life Investments' subsidization of class expenses. In reviewing New York Life Investments' proposal, the Board noted that, if the Board were to approve the proposal, the effect would mean New York Life Investments would continue to subsidize the MainStay Group of Funds' expenses at approximately the same level (in real dollars) as under the historical contractual expense limitation arrangements prior to the recent economic crisis. The Board further considered the reasonableness of the Fund's expenses as compared to peer funds under the proposal.

After considering all of the factors outlined above--including the reasonableness of the Fund's management fee, share class structure and transfer agent fee schedule--the Board accepted New York Life Investments' proposal to modify the expense limitations on the Fund's share classes in order to reduce the amount of class expenses subsidized by New York Life Investments. The Board acknowledged that New York Life Investments may recoup amounts waived or reimbursed under contractual expense limitations if such action does not cause a share class to exceed an expense limitation, and the recoupment is made during the term of the agreement. The Board further acknowledged that New York Life Investments may determine voluntarily to waive expenses of Fund share classes without the right to recoup such expenses.

Based on these considerations, the Board concluded that the Fund's management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board's overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

CONCLUSION

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.



38    MainStay Global High Income Fund

FEDERAL INCOME TAX

INFORMATION (UNAUDITED)



The dividends paid by the Fund during the fiscal year ended October 31, 2009, should be multiplied by 92.6% to arrive at the amount eligible for qualified interest income.

In February 2010, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 the federal tax status of the distributions received by shareholders in calendar year 2009. The amounts that will be reported on such 1099-DIV will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2009.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; or
(ii) on the SEC's website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782);
(ii) by visiting the Fund's website at mainstayinvestments.com; or (iii) on the SEC's website at www.sec.gov.


SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).


                                                   mainstayinvestments.com    39

BOARD MEMBERS AND OFFICERS (UNAUDITED)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, Eclipse Funds, Eclipse Funds Inc., ICAP Funds, Inc. MainStay Funds Trust, and MainStay VP Series Fund, Inc.) (collectively, the "Fund Complex"), the Manager and when applicable, the Subadvisor(s). Each Board member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation upon reaching age 72. A Board Member reaching the age of 72 may continue for additional one-year periods with the approval of the Board's Nominating and Governance Committee.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782).

                                                                                  NUMBER OF
                 TERM OF OFFICE,                                                  FUNDS IN FUND   OTHER
                 POSITION(S) HELD                                                 COMPLEX         DIRECTORSHIPS
NAME AND         WITH THE FUND COMPLEX AND        PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER
 ---------------------------------------------------------------------------------------------------------------------------
INTERESTED BOARD MEMBER*

JOHN Y. KIM      Indefinite;                      Member of the Board of                65        None
9/24/60          ECLIPSE TRUST: Trustee since     Managers, President and Chief
                 2008 (2 funds);                  Executive Officer (since 2008)
                 ECLIPSE FUNDS INC.: Director     of New York Life Investment
                 since 2008 (21 funds);           Management LLC and New York
                 ICAP FUNDS, INC.: Director       Life Investment Management
                 since 2008 (4 funds);            Holdings LLC; Member of the
                 MAINSTAY TRUST: Trustee since    Board of Managers, MacKay
                 2008 (14 funds);                 Shields LLC (since 2008);
                 MAINSTAY FUNDS TRUST: Trustee    Chairman of the Board,
                 since April 2009 (4 funds);      Institutional Capital LLC,
                 and                              Madison Capital LLC, McMorgan
                 MAINSTAY VP SERIES FUND, INC.:   & Company LLC, Chairman and
                                                  Chief Executive Officer,
                 Director since 2008 (20          NYLIFE Distributors LLC and
                 portfolios).                     Chairman of the Board of
                                                  Managers, NYLCAP Manager, LLC
                                                  (since 2008); President,
                                                  Prudential Retirement, a
                                                  business unit of Prudential
                                                  Financial, Inc. (2002 to 2007)
----------------------------------------------------------------------------------------------------------------------------




   * This Board Member is considered to be an "interested person" of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company. New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled "Principal Occupation(s) During the Past Five Years."



40    MainStay Global High Income Fund

                                                                                  NUMBER OF
                 TERM OF OFFICE,                                                  FUNDS IN FUND   OTHER
                 POSITION(S) HELD                                                 COMPLEX         DIRECTORSHIPS
NAME AND         WITH THE FUND COMPLEX AND        PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER
 ---------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED BOARD MEMBERS

SUSAN B. KERLEY  Indefinite;                      President, Strategic                  65        Trustee, Legg Mason
8/12/51          ECLIPSE TRUST: Chairman since    Management Advisors LLC (since                  Partners Funds, Inc.,
                 2005, and Trustee since 2000     1990)                                           since 1991 (59 portfolios)
                 (2 funds);
                 ECLIPSE FUNDS INC.: Chairman
                 since 2005 and Director since
                 1990 (21 funds);
                 ICAP FUNDS, INC.:  Chairman
                 and Director since 2006 (4
                 funds);
                 MAINSTAY TRUST: Chairman and
                 Board Member since 2007;
                 MAINSTAY FUNDS TRUST: Chairman
                 and Trustee since April 2009
                 (4 funds); and
                 MAINSTAY VP SERIES FUND, INC.:
                 Chairman and Director since
                 2007 (20 portfolios).
----------------------------------------------------------------------------------------------------------------------------
ALAN R. LATSHAW  Indefinite;                      Retired; Partner, Ernst &             65        Trustee, State Farm
3/27/51          ECLIPSE TRUST: Trustee and       Young LLP (2002 to 2003);                       Associates Funds Trusts
                 Audit Committee Financial        Partner, Arthur Andersen LLP                    since 2005 (4 portfolios);
                 Expert since 2007 (2 funds);     (1989 to 2002); Consultant to                   Trustee, State Farm Mutual
                 ECLIPSE FUNDS INC.: Director     the MainStay Funds Audit and                    Fund Trust since 2005 (15
                 and Audit Committee Financial    Compliance Committee (2004 to                   portfolios); Trustee,
                 Expert since 2007 (21 funds);    2006)                                           State Farm Variable
                 ICAP FUNDS, INC.:  Director                                                      Product Trust since 2005
                 and Audit Committee Financial                                                    (9 portfolios)
                 Expert since 2007 (4 funds);
                 MAINSTAY TRUST: Trustee and
                 Audit Committee Financial
                 Expert since 2006 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 and Audit Committee Financial
                 Expert since April 2009 (4
                 funds); and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director and Audit Committee
                 Financial Expert since 2007
                 (20 portfolios).
----------------------------------------------------------------------------------------------------------------------------





                                                   mainstayinvestments.com    41

                                                                                  NUMBER OF
                 TERM OF OFFICE,                                                  FUNDS IN FUND   OTHER
                 POSITION(S) HELD                                                 COMPLEX         DIRECTORSHIPS
NAME AND         WITH THE FUND COMPLEX AND        PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER
 ---------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED BOARD MEMBERS

PETER MEENAN     Indefinite;                      Independent Consultant;               65        None
12/5/41          ECLIPSE TRUST: Trustee since     President and Chief Executive
                 2002 (2 funds);                  Officer, Babson--United, Inc.
                 ECLIPSE FUNDS INC.: Director     (financial services firm)
                 since 2002 (21 funds);           (2000 to 2004); Independent
                 ICAP FUNDS, INC.:  Director      Consultant (1999 to 2000);
                 since 2006 (4 funds);            Head of Global Funds, Citicorp
                 MAINSTAY TRUST: Trustee since    (1995 to 1999)
                 2007 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since April 2009 (4 funds);
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 2007 (20
                 portfolios).
----------------------------------------------------------------------------------------------------------------------------
RICHARD H.       Indefinite;                      Managing Director, ICC Capital        65        None
NOLAN, JR.       ECLIPSE TRUST: Trustee since     Management;
11/16/46         2007 (2 funds);                  President--Shields/Alliance,
                 ECLIPSE FUNDS INC.: Director     Alliance Capital Management
                 since 2007 (21 funds);           (1994 to 2004)
                 ICAP FUNDS, INC.:  Director
                 since 2007 (4 funds);
                 MAINSTAY TRUST: Trustee since
                 2007 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since April 2009 (4 funds);
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 2006 (20
                 portfolios).
----------------------------------------------------------------------------------------------------------------------------
RICHARD S.       Indefinite;                      Chairman  and Chief Executive         65        None
TRUTANIC         ECLIPSE TRUST: Trustee since     Officer Somerset & Company
2/13/52          2007 (2 funds);                  (financial advisory firm)
                 ECLIPSE FUNDS INC.: Director     (since 2004); Managing
                 since 2007 (21 funds);           Director The Carlyle Group
                 ICAP FUNDS, INC.:  Director      (private investment firm)
                 since 2007 (4 funds);            (2002 to 2004); Senior
                 MAINSTAY TRUST: Trustee since    Managing Director, Partner and
                 1994 (14 funds);                 Board Member, Groupe Arnault
                 MAINSTAY FUNDS TRUST: Trustee    S.A. (private investment firm)
                 since April 2009 (4 funds);      (1999 to 2002)
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 2007 (20
                 portfolios).
----------------------------------------------------------------------------------------------------------------------------






42    MainStay Global High Income Fund

                                                                                  NUMBER OF
                 TERM OF OFFICE,                                                  FUNDS IN FUND   OTHER
                 POSITION(S) HELD                                                 COMPLEX         DIRECTORSHIPS
NAME AND         WITH THE FUND COMPLEX AND        PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER
 ---------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED BOARD MEMBERS

ROMAN L. WEIL    Indefinite;                      V. Duane Rath Professor               65        None
5/22/40          ECLIPSE TRUST:                   Emeritus of Accounting,
                 Trustee and Audit Committee      Chicago Booth School of
                 Financial Expert since 2007 (2   Business, University of
                 funds);                          Chicago; President, Roman L.
                 ECLIPSE FUNDS INC.: Director     Weil Associates, Inc.
                 and Audit Committee Financial    (consulting firm)
                 Expert since 2007 (21 funds);
                 ICAP FUNDS, INC.:  Director
                 and Audit Committee Financial
                 Expert since 2007 (4 funds);
                 MAINSTAY TRUST: Trustee and
                 Audit Committee Financial
                 Expert since 2007 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since April 2009 (4 funds);
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 1994 and Audit
                 Committee Financial Expert
                 since 2003 (20 portfolios).
----------------------------------------------------------------------------------------------------------------------------
JOHN A. WEISSER  Indefinite;                      Retired. Managing Director of         65        Trustee, Direxion Funds
                 ECLIPSE TRUST:                   Salomon Brothers, Inc. (1971                    (34 portfolios) and
10/22/41         Trustee since 2007 (2 funds);    to 1995)                                        Direxion Insurance Trust
                 ECLIPSE FUNDS INC.: Director                                                     (3 portfolios) since 2007;
                 since 2007 (21 funds);                                                           Trustee, Direxion Shares
                 ICAP FUNDS, INC.:  Director                                                      ETF Trust, since 2008 (22
                 since 2007 (4 funds);                                                            portfolios)
                 MAINSTAY TRUST: Trustee since
                 2007 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since April 2009 (4 funds);
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 1997 (20
                 portfolios).
----------------------------------------------------------------------------------------------------------------------------





                                                   mainstayinvestments.com    43

   At a meeting of the Board Members held on June 18, 2009, the following individuals were appointed to serve as Officers of the MainStay Group of Funds.


           POSITIONS(S)
           HELD
           WITH THE
NAME AND   FUNDS
DATE OF    AND LENGTH OF   PRINCIPAL OCCUPATION(S)
BIRTH      SERVICE         DURING PAST FIVE YEARS
 --------------------------------------------------------------------------------
OFFICERS

JACK R.    Treasurer and   Assistant Treasurer, New York Life Investment
BENIN-     Principal       Management Holdings LLC (since July 2008); Managing
TENDE      Financial and   Director, New York Life Investment Management LLC
5/12/64    Accounting      (since 2007); Treasurer and Principal Financial and
           Officer since   Accounting Officer, MainStay VP Series Fund, Inc. and
           2007            ICAP Funds, Inc. (since 2007), and MainStay Funds
                           Trust (since April 2009); Vice President, Prudential
                           Investments (2000 to 2007); Assistant Treasurer,
                           JennisonDryden Family of Funds, Target Portfolio
                           Trust, The Prudential Series Fund and American Skandia
                           Trust (2006 to 2007); Treasurer and Principal
                           Financial Officer, The Greater China Fund (2007)
---------------------------------------------------------------------------------
JEFFREY    Vice            Managing Director, Compliance (since 2009), Director
A.         President and   and Associate General Counsel, New York Life
ENGELSMAN  Chief           Investment Management LLC (2005 to 2008); Assistant
9/28/67    Compliance      Secretary, NYLIFE Distributors LLC (2006 to 2008);
           Officer since   Vice President and Chief Compliance Officer, ICAP
           January 2009    Funds, Inc. (since January 2009), and MainStay Funds
                           Trust (since April 2009); Assistant Secretary, The
                           MainStay Funds and ICAP Funds, Inc. (2006 to 2008);
                           Assistant Secretary, Eclipse Funds, Eclipse Funds,
                           Inc., and MainStay VP Series Fund, Inc. (2005 to
                           2008); Director and Senior Counsel, Deutsche Asset
                           Management (1999 to 2005)
---------------------------------------------------------------------------------
STEPHEN    President       President and Chief Operating Officer, NYLIFE
P. FISHER  since 2007      Distributors LLC (since 2008); Chairman of the Board,
2/22/59                    NYLIM Service Company (since 2008); Senior Managing
                           Director and Chief Marketing Officer, New York Life
                           Investment Management LLC (since 2005); Managing
                           Director--Retail Marketing, New York Life Investment
                           Management LLC (2003 to 2005); President, MainStay VP
                           Series Fund, Inc. and ICAP Funds, Inc. (since 2007),
                           and MainStay Funds Trust (since April 2009); Managing
                           Director, UBS Global Asset Management (1999 to 2003)
---------------------------------------------------------------------------------
SCOTT T.   Vice            Director, New York Life Investment Management LLC
HAR-       Presiden-       (including predecessor advisory organizations) (since
RINGTON    t -- Adminis-   2000); Executive Vice President, New York Life Trust
2/8/59     tration since   Company and New York Life Trust Company, FSB (since
           2005            2006); Vice President--Administration, MainStay VP
                           Series Fund, Inc. (since 2005), ICAP Funds, Inc.
                           (since 2006) and MainStay Funds Trust (since April
                           2009)
---------------------------------------------------------------------------------
MARGUER-   Chief Legal     Vice President, Associate General Counsel and
ITE E. H.  Officer since   Assistant Secretary, New York Life Insurance Company
MORRISON   2008 and        (since 2008); Managing Director, Associate General
3/26/56    Secretary       Counsel and Assistant Secretary, New York Life
           since 2004      Investment Management LLC (since 2004); Managing
                           Director and Secretary, NYLIFE Distributors LLC;
                           Secretary, NYLIM Service Company (since 2008);
                           Assistant Secretary, New York Life Investment
                           Management Holdings LLC (since 2008); Chief Legal
                           Officer (since 2008) and Secretary, MainStay VP Series
                           Fund, Inc. (since 2004), ICAP Funds, Inc. (since 2006)
                           and MainStay Funds Trust (since April 2009); Chief
                           Legal Officer--Mutual Funds and Vice President and
                           Corporate Counsel, The Prudential Insurance Company of
                           America (2000 to 2004)
---------------------------------------------------------------------------------




   * The Officers listed above are considered to be "interested persons" of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company. New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column captioned "Principal Occupation(s) During Past Five Years." Officers are elected annually by the Boards to serve a one year term.



44    MainStay Global High Income Fund

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MAINSTAY 130/30 CORE FUND
MAINSTAY 130/30 GROWTH FUND
MAINSTAY COMMON STOCK FUND
MAINSTAY EPOCH U.S. ALL CAP FUND
MAINSTAY EPOCH U.S. EQUITY FUND
MAINSTAY EQUITY INDEX FUND(1)
MAINSTAY GROWTH EQUITY FUND
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY MAP FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY U.S. SMALL CAP FUND

INCOME FUNDS
MAINSTAY 130/30 HIGH YIELD FUND
MAINSTAY CASH RESERVES FUND
MAINSTAY DIVERSIFIED INCOME FUND
MAINSTAY FLOATING RATE FUND
MAINSTAY GOVERNMENT FUND
MAINSTAY HIGH YIELD CORPORATE BOND FUND
MAINSTAY INDEXED BOND FUND
MAINSTAY INTERMEDIATE TERM BOND FUND
MAINSTAY MONEY MARKET FUND
MAINSTAY PRINCIPAL PRESERVATION FUND
MAINSTAY SHORT TERM BOND FUND
MAINSTAY TAX FREE BOND FUND

BLENDED FUNDS
MAINSTAY BALANCED FUND
MAINSTAY CONVERTIBLE FUND
MAINSTAY INCOME BUILDER FUND

INTERNATIONAL FUNDS
MAINSTAY 130/30 INTERNATIONAL FUND
MAINSTAY EPOCH GLOBAL CHOICE FUND
MAINSTAY EPOCH GLOBAL EQUITY YIELD FUND
MAINSTAY EPOCH INTERNATIONAL SMALL CAP FUND
MAINSTAY GLOBAL HIGH INCOME FUND
MAINSTAY ICAP GLOBAL FUND
MAINSTAY ICAP INTERNATIONAL FUND
MAINSTAY INTERNATIONAL EQUITY FUND


ASSET ALLOCATION FUNDS
MAINSTAY CONSERVATIVE ALLOCATION FUND
MAINSTAY GROWTH ALLOCATION FUND
MAINSTAY MODERATE ALLOCATION FUND
MAINSTAY MODERATE GROWTH ALLOCATION FUND

RETIREMENT FUNDS
MAINSTAY RETIREMENT 2010 FUND
MAINSTAY RETIREMENT 2020 FUND
MAINSTAY RETIREMENT 2030 FUND
MAINSTAY RETIREMENT 2040 FUND
MAINSTAY RETIREMENT 2050 FUND

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
NEW YORK, NEW YORK

SUBADVISORS

EPOCH INVESTMENT PARTNERS, INC.
NEW YORK, NEW YORK

INSTITUTIONAL CAPITAL LLC(2)
CHICAGO, ILLINOIS

MACKAY SHIELDS LLC(2)
NEW YORK, NEW YORK

MADISON SQUARE INVESTORS LLC(2)
NEW YORK, NEW YORK

MARKSTON INTERNATIONAL LLC
WHITE PLAINS, NEW YORK

WINSLOW CAPITAL MANAGEMENT, INC.
MINNEAPOLIS, MINNESOTA

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 800-MAINSTAY (624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.

                          Not part of the Annual Report

----------------------------------------------------
Not FDIC/NCUA Insured  Not a Deposit  May Lose Value



-------------------------------------------------------
No Bank Guarantee  Not Insured by Any Government Agency
-------------------------------------------------------




NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

mainstayinvestments.com                                       The MainStay Funds

(C) 2009 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-A017053         (RECYCLE LOGO)            MS283-09           MSGH11-12/09
                                                                          20

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 GOVERNMENT FUND



                 Message from the President

                 and

                 Annual Report

                 October 31, 2009

MESSAGE FROM THE PRESIDENT

The 12-month period ended October 31, 2009, was generally positive for stock and bond investors alike. Signs that the economy was beginning to stabilize brought renewed hope to investors and helped generate a sharp turnaround in the stock market.

When the reporting period began, the stock and bond markets were still reacting to the government's massive bailout plan. Several new facilities were instituted to help restore market liquidity, and the Federal Reserve agreed to purchase various types of securities in a strategy known as quantitative easing.

On December 16, 2008, the Federal Open Market Committee lowered the federal funds target rate to a range between 0.0% and 0.25%. Over time, the markets responded favorably to the coordinated efforts of Congress, the Treasury Department, the Federal Deposit Insurance Corporation, the Federal Reserve and other central banks to address the credit crisis. The turning point for the U.S. stock market came in March 2009, when investors became convinced that the worst was over and an economic recovery was likely.

Domestic equities generally advanced for the remainder of the reporting period, with the strongest results coming from stocks that had been among the hardest hit when the market fell. Despite advances in some financial stocks, the financials sector as a whole declined during the reporting period.

International stocks advanced, with strong results in the materials sector as commodity prices recovered. As investors moved from defensive sectors to more cyclical stocks, utilities weakened but semiconductor companies recorded strong results.

In the fixed-income markets, higher-risk segments were particularly strong. High-yield bonds, floating-rate debt and emerging-market debt were generally strong performers. U.S. Treasury securities and high-grade corporate issues, which had been stellar performers in the first half of the reporting period, weakened as investors' appetite for risk increased.

To keep your investments on a solid footing in a shifting market environment, our portfolio managers pursued their respective investment objectives and strategies with confidence and determination. Although short-term variations are an inevitable part of investing, our portfolio managers know that long-term results are the ultimate measure of investment success.

Fortunately, after three calendar quarters of economic contraction, gross domestic product was once again positive in the third quarter of 2009. Corporate profits, while still below third-quarter 2008 levels, have advanced for three consecutive quarters. At MainStay Funds, we find this economic data encouraging, and we hope you do too.

At MainStay, we have long recommended that our clients get invested, stay invested and add to their investments over time. With prudent diversification, gradual portfolio adjustments and a long-term perspective, MainStay shareholders can maintain a positive outlook as they pursue their financial goals.

Sincerely,


/s/ STEPHEN P. FISHER


Stephen P. Fisher
President



                          Not part of the Annual Report

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 GOVERNMENT FUND



                 MainStay Funds

                 Annual Report

                 October 31, 2009

TABLE OF CONTENTS


ANNUAL REPORT
---------------------------------------------

INVESTMENT AND PERFORMANCE COMPARISON       5
---------------------------------------------

PORTFOLIO MANAGEMENT DISCUSSION AND
ANALYSIS                                    9
---------------------------------------------

PORTFOLIO OF INVESTMENTS                   11
---------------------------------------------

FINANCIAL STATEMENTS                       16
---------------------------------------------

NOTES TO FINANCIAL STATEMENTS              23
---------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM                            32
---------------------------------------------

BOARD CONSIDERATION AND APPROVAL OF
MANAGEMENT AGREEMENT AND SUBADVISORY
AGREEMENT                                  33
---------------------------------------------

FEDERAL INCOME TAX INFORMATION             37
---------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        37
---------------------------------------------

SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       37
---------------------------------------------

BOARD MEMBERS AND OFFICERS                 38

INVESTMENT AND PERFORMANCE COMPARISON(1) (UNAUDITED)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(2)--MAXIMUM 4.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL              ONE      FIVE     TEN
TOTAL RETURNS               YEAR    YEARS    YEARS
--------------------------------------------------
With sales charges          5.69%    3.62%    4.92%
Excluding sales charges    10.67     4.58     5.40




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                     BARCLAYS CAPITAL
              MAINSTAY GOVERNMENT     U.S. GOVERNMENT
                      FUND              BOND INDEX
              -------------------    ----------------
10/31/99              9550                 10000
                     10238                 10804
                     11686                 12433
                     12236                 13229
                     12472                 13613
                     12920                 14271
                     12997                 14405
                     13550                 15065
                     14183                 15946
                     14602                 17034
10/31/09             16160                 18235





CLASS A SHARES--MAXIMUM 4.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL              ONE      FIVE     TEN
TOTAL RETURNS               YEAR    YEARS    YEARS
--------------------------------------------------
With sales charges          5.73%    3.66%    4.94%
Excluding sales charges    10.71     4.62     5.42




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                                BARCLAYS CAPITAL
                         MAINSTAY GOVERNMENT     U.S. GOVERNMENT
                                 FUND              BOND INDEX
                         -------------------    ----------------
10/31/99                        23875                 25000
                                25594                 27009
                                29216                 31082
                                30590                 33073
                                31179                 34033
                                32301                 35678
                                32492                 36014
                                33875                 37662
                                35458                 39866
                                36566                 42584
10/31/09                        40483                 45588





CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL              ONE     FIVE     TEN
TOTAL RETURNS              YEAR    YEARS    YEARS
-------------------------------------------------
With sales charges         4.62%    3.45%    4.62%
Excluding sales charges    9.62     3.80     4.62




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                                                BARCLAYS CAPITAL
                                         MAINSTAY GOVERNMENT     U.S. GOVERNMENT
                                                 FUND              BOND INDEX
                                         -------------------    ----------------
10/31/99                                        10000                 10000
                                                10646                 10804
                                                12066                 12433
                                                12539                 13229
                                                12670                 13613
                                                13040                 14271
                                                13017                 14405
                                                13486                 15065
                                                13994                 15946
                                                14331                 17034
10/31/09                                        15710                 18235




1. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares generally have a $25,000 minimum initial investment with no minimum subsequent purchase amount. For investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds, the minimum initial investment is $15,000. Investor Class shares and Class A shares are sold with a maximum initial sales charge of 4.50% and an annual 12b-1 fee of 0.25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of up to 5.00% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within the term of the agreement. Any recoupment amount is generally applied within a fiscal year. This agreement expires on February 28, 2011.

THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL              ONE     FIVE     TEN
TOTAL RETURNS              YEAR    YEARS    YEARS
-------------------------------------------------
With sales charges         8.75%    3.80%    4.62%
Excluding sales charges    9.75     3.80     4.62




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                                        BARCLAYS CAPITAL
                                 MAINSTAY GOVERNMENT     U.S. GOVERNMENT
                                         FUND              BOND INDEX
                                 -------------------    ----------------
10/31/99                                10000                 10000
                                        10646                 10804
                                        12066                 12433
                                        12539                 13229
                                        12670                 13613
                                        13040                 14271
                                        13017                 14405
                                        13470                 15065
                                        13994                 15946
                                        14314                 17034
10/31/09                                15710                 18235





CLASS I SHARES(3)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE
ANNUAL            ONE      FIVE     TEN
TOTAL RETURNS     YEAR    YEARS    YEARS
----------------------------------------
                 11.21%    5.16%    5.83%




(PERFORMANCE GRAPH)

                                                        BARCLAYS CAPITAL
                                 MAINSTAY GOVERNMENT     U.S. GOVERNMENT
                                         FUND              BOND INDEX
                                 -------------------    ----------------
10/31/99                                10000                 10000
                                        10754                 10804
                                        12318                 12433
                                        12926                 13229
                                        13191                 13613
                                        13710                 14271
                                        13858                 14405
                                        14520                 15065
                                        15291                 15946
                                        15854                 17034
10/31/09                                17632                 18235





 BENCHMARK PERFORMANCE                              ONE      FIVE     TEN
                                                   YEAR     YEARS    YEARS
Barclays Capital U.S. Government Bond Index(4)     7.05%    5.02%    6.19%
Average Lipper general U.S. government fund(5)    10.36     4.01     5.24



2. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain contractual expenses and fees. Unadjusted the performance shown for Investor Class shares might have been lower.
3. Performance figures for Class I shares, first offered on January 2, 2004, include the historical performance of Class B shares through January 1, 2004, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for Class I shares might have been lower.
4. The Barclays Capital U.S. Government Bond Index is comprised of publicly issued, nonconvertible, domestic debt of the U.S. government or any of its agencies, quasi-federal corporations, or corporate debt guaranteed by the U.S. government. Total returns assume the reinvestment of all income and capital gains. The Barclays Capital U.S. Government Bond Index is the Fund's broad-based securities market index for comparison purposes. An investment cannot be made directly in an index.
5. The average Lipper general U.S. government fund is representative of funds that invest primarily in U.S. government and agency issues. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

THE FOOTNOTE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



6    MainStay Government Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY GOVERNMENT FUND (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2009, to October 31, 2009, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2009, to October 31, 2009.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended October 31, 2009. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      5/1/09        10/31/09       PERIOD(1)        10/31/09        PERIOD(1)
INVESTOR CLASS SHARES          $1,000.00       $1,027.40        $5.47          $1,019.80         $5.45
--------------------------------------------------------------------------------------------------------

CLASS A SHARES                 $1,000.00       $1,028.20        $4.86          $1,020.40         $4.84
--------------------------------------------------------------------------------------------------------

CLASS B SHARES                 $1,000.00       $1,022.50        $9.28          $1,016.00         $9.25
--------------------------------------------------------------------------------------------------------

CLASS C SHARES                 $1,000.00       $1,022.40        $9.28          $1,016.00         $9.25
--------------------------------------------------------------------------------------------------------

CLASS I SHARES                 $1,000.00       $1,029.80        $3.07          $1,022.20         $3.06
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (1.07% for Investor Class, 0.95% for Class A, 1.82% for Class B and Class C and 0.60% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.


                                                    mainstayinvestments.com    7

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2009 (UNAUDITED)

(PORTFOLIO COMPOSITION PIE CHART)

U.S. Government & Federal Agencies               93.7
Short-Term Investment                            17.4
Asset-Backed Securities                           2.8
Mortgage-Backed Securities                        1.5
Municipal Bond                                    0.5
Futures Contracts                                (0.1)
Liabilities in Excess of Cash and Other
  Assets                                        (15.8)





See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF OCTOBER 31, 2009 (EXCLUDING SHORT-TERM INVESTMENT)


    1.  United States Treasury Note, 4.75%, due
        8/15/17
    2.  Government National Mortgage Association
        (Mortgage Pass-Through Security), 5.50%, due 7/1/36 TBA
    3.  Government National Mortgage Association
        (Mortgage Pass-Through Security), 6.50%, due 1/1/34 TBA
    4.  Government National Mortgage Association
        (Mortgage Pass-Through Security), 6.00%, due 6/1/36 TBA
    5.  Government National Mortgage Association
        (Mortgage Pass-Through Security), 5.00%, due 12/1/37 TBA
    6.  Federal National Mortgage Association
        (Mortgage Pass-Through Security), 5.50%, due 6/1/33 TBA
    7.  Federal National Mortgage Association
        (Mortgage Pass-Through Security), 4.50%, due 7/1/18
    8.  United States Treasury Bond, 8.75%, due
        8/15/20
    9.  Overseas Private Investment Corporation,
        5.142%, due 12/15/23
   10.  Federal Home Loan Bank, 5.50%, due
        7/15/36








8    MainStay Government Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

QUESTIONS ANSWERED BY PORTFOLIO MANAGERS GARY GOODENOUGH AND JAMES RAMSAY, CFA, OF MACKAY SHIELDS LLC, THE FUND'S SUBADVISOR.

HOW DID MAINSTAY GOVERNMENT FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12 MONTHS ENDED OCTOBER 31, 2009?

Excluding all sales charges, MainStay Government Fund returned 10.67% for Investor Class shares, 10.71% for Class A shares, 9.62% for Class B shares and 9.75% for Class C shares for the 12 months ended October 31, 2009. Over the same period, the Fund's Class I shares returned 11.21%. Investor Class, Class
A and Class I shares outperformed--and Class B and Class C shares underperformed--the 10.36% return of the average Lipper(1) general U.S. government fund. All share classes outperformed the 7.05% return of the Barclays Capital U.S. Government Bond Index,(2) for the 12-month reporting period. The Barclays Capital U.S. Government Bond Index is the Fund's broad-based securities-market index. See pages 5 and 6 for Fund returns with sales charges.

WHAT FACTORS CONTRIBUTED TO THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

The Fund's performance relative to its peers and the Barclays Capital U.S. Government Bond Index benefited from an underweight position in U.S. Treasury securities. Relative performance also benefited from an overweight position in mortgage-backed securities issued by government-sponsored and government-related entities. An overweight position in bank debentures guaranteed by the Federal Deposit Insurance Corporation (FDIC) also helped. During the reporting period, we were able to add incremental yield by emphasizing higher-coupon mortgage-backed securities and by maintaining a small position in asset-backed securities.

HOW DID THE FUND INVEST DURING THE REPORTING PERIOD?

During the reporting period, the Federal Reserve formally adopted and implemented quantitative easing, a way to expand the money supply through direct security purchases. Policy makers intended to purchase $300 billion of longer-term Treasurys, $1.25 trillion of agency mortgage-backed securities, and $200 million of agency debt. In tandem, the Treasury Department expanded its liquidity facilities, such as TALF (Term Asset-Backed Securities Loan Facility), to support the secondary markets crucial to consumer and business lending. Given the impressive size of these initiatives and the liquidity they would impart, investors expected risk premiums to contract for non-Treasury fixed-income sectors. Newly enacted fiscal stimulus was also a catalyst for narrower spreads.(3)

To attempt to take advantage of the government's actions, we maintained healthy exposure in the Fund to non-Treasury sectors backed by a government seal, including agency mortgage pass-throughs(4) and federally guaranteed bank debentures. We suspected, however, that the sudden willingness to accept higher risk on improved market sentiment might be an overreaction, particularly if expectations of a swift economic recovery were not fulfilled. With that possibility in mind, we positioned the Fund for a flatter yield curve,(5) or a smaller difference in the yields on longer- and shorter-term bonds.

Interest-rate volatility quieted under the Federal Reserve's resolve to maintain the targeted federal funds rate in a near-zero range. This gave us the confidence to weight mortgage-backed securities at levels neutral to the Barclays Capital U.S. Government

----------
The values of debt securities fluctuate depending on various factors, including interest rates, issuer creditworthiness, liquidity, market conditions and maturities. Investments in the Fund are not guaranteed, even though the principal or income of some of the Fund's investments is guaranteed by the U.S. government or its agencies or instrumentalities. The principal risk of mortgage dollar rolls is that the security the Fund receives at the end of the transaction may be worth less than the security the Fund sold to the same counterparty at the beginning of the transaction. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule if interest rates fall, thereby reducing the value of the Fund's investments. If interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise and increase the potential for the Fund to lose money. The principal risk of transactions involving when-issued securities is that the security will be worth less when it is issued or received than the price the Fund agreed to pay when it made the commitment. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund. The Fund may experience a portfolio turnover of more than 100% and may generate taxable short-term capital gains.

1. See footnote on page 6 for more information on Lipper Inc.
2. See footnote on page 6 for more information on the Barclays Capital U.S. Government Bond Index.
3. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The term may also refer to the difference in yield between two specific securities or types of securities at a given time.
4. Pass-through mortgages consist of a residential-mortgage-loan pool in which homeowners' monthly payments of principal, interest and prepayments pass from the original bank through a government agency or investment bank to investors.
5. The yield curve is a line that plots the yields of various securities of similar quality--typically U.S. Treasury issues--across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

                                                    mainstayinvestments.com    9

Bond Index and to emphasize higher-coupon securities within the sector that offered better-than-average yields. The higher yields helped compensate for the risk of unpredictable cash flows. That risk is diminished when interest-rate volatility is subdued and Treasurys remain range-bound.

WHICH FIXED-INCOME SECTORS CONTRIBUTED MOST POSITIVELY TO THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD?

The Fund's sizable exposure to bank debentures guaranteed by the FDIC was a positive contributor, as spreads narrowed toward levels consistent with debentures issued by government-sponsored enterprises Fannie Mae and Freddie Mac.

The Fund benefited by maintaining the majority of its exposure to residential mortgage-backed securities in agency residential-mortgage pass-through securities. We prudently decided to hold the majority of the portfolio's agency mortgage pass-through exposure in the center of the coupon stack--or coupons of 5% to 6.5%--for securities backed by 30-year mortgages. Within that range, we favored higher coupons for their better yield. We also overweighted securities backed by 15-year mortgages for their superior convexity.(6) The Fund strengthened its results by de-emphasizing collateralized mortgage obligations
(CMOs), because the market appeared to prefer liquid securities over structured products during the reporting period.

An overweight position in asset-backed securities also contributed positively to the Fund's results. In late 2008 and early 2009 illiquidity and risk aversion hampered the sector's performance. During the second half of the reporting period, however, asset-backed securities rebounded from their earlier levels.

WHAT INVESTMENT DECISIONS DETRACTED MOST FROM THE FUND'S RESULTS DURING THE REPORTING PERIOD?

The Fund had only a modest allocation to Treasury Inflation Protected Securities
(TIPS). This strategy detracted from the Fund's results when TIPS out- performed nominal Treasurys during the reporting period.

We positioned the Fund for a narrowing of the yield spread between two-year Treasurys and 10-year Treasurys. Expectations of improved economic growth and higher inflation, however, lead the yield spread to widen. As a result, the Fund's flattening bias detracted from performance.

WHAT WAS THE FUND'S DURATION(7) DURING THE REPORTING PERIOD?

We maintained an intermediate duration for the Fund near 4.0 years, making modest tactical adjustments depending on the direction we believed interest rates were likely to move over the near- to medium-term. Given the drop in Treasury yields during the reporting period, the Fund would have benefited more from a longer duration.

DID THE FUND MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING
PERIOD?

During the reporting period, we shifted exposure from mortgage pass-through securities issued by Fannie Mae to similar-coupon securities issued by Ginnie Mae. We viewed Ginnie Mae mortgage-backed securities as attractively priced in comparison with securities issued by Fannie Mae. The pricing relationship, however, was slow to realign and the trade modestly detracted from the Fund's performance.

We sold Treasurys and bank debentures guaranteed by the FDIC to purchase mortgage-backed securities. This trade enhanced the Fund's yield while position-ing the Fund for tighter mortgage spreads as the Federal Reserve and U.S. Treasury expanded their sponsorship of the sector.

HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

As of October 31, 2009, the Fund had underweight positions in U.S. Treasurys and agency debentures and an overweight exposure to residential mortgage-backed securities backed by single- and multi-family properties. As of the same date, the Fund was modestly overweight in asset-backed securities.


----------
6. Convexity is a measure of the relationship between bond prices and yields. It shows how duration will change as interest rates vary. Convexity may help measure and manage the market risk of a fixed-income portfolio.
7. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


10    MainStay Government Fund

PORTFOLIO OF INVESTMENTS+++ OCTOBER 31, 2009


                                       PRINCIPAL
                                          AMOUNT           VALUE
LONG-TERM BONDS  98.5%+
ASSET-BACKED SECURITIES 2.8%
----------------------------------------------------------------

CREDIT CARDS 0.5%
Chase Issuance Trust
  Series 2006-C4, Class C4
  0.535%, due 1/15/14 (a)            $ 1,000,000   $     955,366
Citibank Credit Card Issuance
  Trust
  Series 2006-C4, Class C4
  0.464%, due 1/9/12 (a)                 615,000         612,555
                                                   -------------
                                                       1,567,921

                                                   -------------

DIVERSIFIED FINANCIAL SERVICES 0.9%
Massachusetts RRB Special
  Purpose Trust
  Series 2001-1, Class A
  6.53%, due 6/1/15                    2,644,556       2,898,314
                                                   -------------


HOME EQUITY 0.6%
Citicorp Residential Mortgage
  Securities, Inc.
  Series 2006-3, Class A3
  5.61%, due 11/25/36 (b)                930,404         910,886
  Series 2006-1, Class A3
  5.706%, due 7/25/36 (b)              1,190,000       1,136,734
                                                   -------------
                                                       2,047,620

                                                   -------------

UTILITIES 0.8%
Atlantic City Electric
  Transition Funding LLC
  Series 2002-1, Class A4
  5.55%, due 10/20/23                  2,275,000       2,546,414
                                                   -------------
Total Asset-Backed Securities
  (Cost $8,651,000)                                    9,060,269
                                                   -------------


MORTGAGE-BACKED SECURITIES 1.5%
----------------------------------------------------------------

COMMERCIAL MORTGAGE LOANS
  (COLLATERALIZED MORTGAGE OBLIGATIONS) 1.5%
Banc of America Commercial
  Mortgage, Inc.
  Series 2005-5, Class A2
  5.001%, due 10/10/45                 1,740,964       1,756,123
Citigroup Mortgage Loan
  Trust, Inc.
  Series 2006-AR6, Class 1A1
  6.045%, due 8/25/36 (a)                944,965         786,649
Four Times Square Trust
  Series 2006-4TS, Class A
  5.401%, due 12/13/28 (c)               620,000         528,041
GS Mortgage Securities Corp.
  II
  Series 2001-ROCK, Class A1
  6.22%, due 5/3/18 (c)                  393,241         398,558
Mortgage Equity Conversion
  Asset Trust
  Series 2007-FF2, Class A
  0.95%, due 2/25/42
  (a)(c)(d)(e)                         1,550,971       1,450,158
                                                   -------------
Total Mortgage-Backed
  Securities
  (Cost $5,253,824)                                    4,919,529
                                                   -------------


MUNICIPAL BOND 0.5%
----------------------------------------------------------------

TEXAS 0.5%
Harris County Texas
  Industrial Development
  Corp.
  Solid Waste Deer Park
  5.683%, due 3/1/23 (a)               1,720,000       1,721,101
                                                   -------------
Total Municipal Bond
  (Cost $1,723,462)                                    1,721,101
                                                   -------------


U.S. GOVERNMENT & FEDERAL AGENCIES 93.7%
----------------------------------------------------------------

FANNIE MAE (COLLATERALIZED MORTGAGE OBLIGATION) 0.4%
  Series 2006-B1, Class AB
  6.00%, due 6/25/16                   1,246,415       1,296,950

                                                   -------------

FANNIE MAE GRANTOR TRUST (COLLATERALIZED MORTGAGE OBLIGATION)
  1.2%
  Series 2003-T1, Class B
  4.491%, due 11/25/12                 3,865,000       4,038,606

                                                   -------------

FANNIE MAE STRIP (COLLATERALIZED MORTGAGE OBLIGATIONS) 0.1%
  Series 360, Class 2, IO
  5.00%, due 8/1/35 (f)                1,980,758         385,801
  Series 361, Class 2, IO
  6.00%, due 10/1/35 (f)                 350,661          64,925
                                                   -------------
                                                         450,726

                                                   -------------

FEDERAL HOME LOAN BANK 5.1%
  5.00%, due 11/17/17                  2,825,000       3,088,389
  5.125%, due 8/14/13                  5,140,000       5,719,417
V    5.50%, due 7/15/36                7,425,000       8,004,692
                                                   -------------
                                                      16,812,498

                                                   -------------

FEDERAL HOME LOAN MORTGAGE CORPORATION 0.5%
  4.75%, due 11/17/15                  1,615,000       1,774,674
                                                   -------------

FEDERAL HOME LOAN MORTGAGE CORPORATION
  (MORTGAGE PASS-THROUGH SECURITIES) 6.5%
  3.00%, due 8/1/10                    2,250,166       2,264,277
  4.316%, due 3/1/35 (a)                 101,440         105,248
  5.00%, due 1/1/20                      959,214       1,024,116


+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, as of October 31, 2009, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              11

                                       PRINCIPAL
                                          AMOUNT           VALUE
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
FEDERAL HOME LOAN MORTGAGE CORPORATION
  (MORTGAGE PASS-THROUGH SECURITIES) (CONTINUED)
  5.00%, due 6/1/33                  $ 3,896,365   $   4,056,844
  5.00%, due 8/1/33                    3,039,505       3,162,919
  5.00%, due 5/1/36                    3,354,244       3,482,052
  5.04%, due 6/1/35 (a)                1,652,630       1,729,233
  5.50%, due 1/1/21                    2,059,412       2,199,687
  5.50%, due 11/1/35                   1,708,294       1,804,413
  5.50%, due 11/1/36                     626,323         660,683
  5.657%, due 2/1/37 (a)                 330,182         348,300
  6.50%, due 4/1/37                      555,102         596,018
                                                   -------------
                                                      21,433,790

                                                   -------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION 6.7%
  2.50%, due 5/15/14                   4,650,000       4,659,049
  2.75%, due 3/13/14                   5,025,000       5,099,511
  4.625%, due 5/1/13                   2,990,000       3,156,244
  5.375%, due 6/12/17                  4,675,000       5,286,027
  6.625%, due 11/15/30                 3,100,000       3,890,937
                                                   -------------
                                                      22,091,768

                                                   -------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) 36.1%
  3.616%, due 4/1/34 (a)               1,075,605       1,105,763
  4.048%, due 11/1/34 (a)                440,825         449,793
V    4.50%, due 7/1/18                 9,976,836      10,573,941
  4.50%, due 11/1/18                   6,444,199       6,829,879
  4.50%, due 6/1/23                    7,319,224       7,620,038
  5.00%, due 9/1/17                    3,386,497       3,617,166
  5.00%, due 9/1/20                      581,007         617,313
  5.00%, due 5/1/35 TBA (g)            2,170,000       2,249,340
  5.00%, due 6/1/35                    3,539,885       3,681,404
  5.00%, due 1/1/36                      890,305         925,342
  5.00%, due 2/1/36                    4,722,223       4,908,059
  5.00%, due 5/1/36                    4,589,821       4,770,446
  5.00%, due 6/1/36                    1,823,017       1,893,050
  5.00%, due 9/1/36                    1,133,937       1,178,561
  5.50%, due 1/1/17                      256,872         276,616
  5.50%, due 2/1/17                    5,398,547       5,807,174
  5.50%, due 6/1/19                    2,042,945       2,192,314
  5.50%, due 11/1/19                   2,189,654       2,349,748
  5.50%, due 4/1/21                    4,330,937       4,629,996
V    5.50%, due 6/1/33                11,287,610      11,942,121
  5.50%, due 11/1/33                   3,348,102       3,542,242
  5.50%, due 12/1/33                   6,984,854       7,389,870
  5.50%, due 6/1/34                    1,452,208       1,535,052
  5.50%, due 12/1/34                     887,347         937,968
  5.50%, due 3/1/35                    3,018,176       3,190,355
  5.50%, due 12/1/35                     845,588         893,166
  5.50%, due 4/1/36                    3,073,517       3,246,452
  5.50%, due 7/1/37                      817,894         862,252
  6.00%, due 12/1/16                     466,889         504,381
  6.00%, due 11/1/32                   1,652,945       1,776,488
  6.00%, due 1/1/33                    1,312,127       1,408,557
  6.00%, due 3/1/33                    1,317,241       1,411,577
  6.00%, due 9/1/34                      389,031         416,285
  6.00%, due 9/1/35                    3,709,806       3,962,736
  6.00%, due 10/1/35                     920,591         982,205
  6.00%, due 6/1/36                    3,202,291       3,411,613
  6.00%, due 11/1/36                   3,144,372       3,349,908
  6.00%, due 4/1/37                    1,142,295       1,210,537
  6.50%, due 10/1/31                     794,857         861,811
  6.50%, due 2/1/37                      753,124         809,620
                                                   -------------
                                                     119,321,139

                                                   -------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) 17.1%
V    5.00%, due 12/1/37 TBA
  (g)                                 12,270,000      12,691,780
V    5.50%, due 7/1/36 TBA
  (g)                                 12,730,000      13,426,178
  6.00%, due 8/15/32                   1,353,068       1,452,860
  6.00%, due 12/15/32                    728,976         782,188
V    6.00%, due 6/1/36 TBA
  (g)                                 12,435,000      13,204,416
  6.50%, due 8/15/28                     470,119         508,665
  6.50%, due 4/15/31                   1,161,691       1,257,005
V    6.50%, due 1/1/34 TBA
  (g)                                 12,590,000      13,372,365
                                                   -------------
                                                      56,695,457

                                                   -------------

HVIDE VAN OMMEREN TANKERS LLC 1.7%
  Series I
  7.54%, due 12/14/23 (h)              2,295,000       2,817,411
  Series II
  7.54%, due 12/14/23 (h)              2,299,000       2,822,321
                                                   -------------
                                                       5,639,732

                                                   -------------
V  OVERSEAS PRIVATE INVESTMENT CORPORATION 2.5%
  5.142%, due 12/15/23 (h)             7,677,667       8,159,594

                                                   -------------

TENNESSEE VALLEY AUTHORITY 4.2%
  4.65%, due 6/15/35 (h)               5,605,000       5,190,465
  4.75%, due 8/1/13 (h)                4,700,000       5,108,656
  6.25%, due 12/15/17 (h)              2,980,000       3,464,742
                                                   -------------
                                                      13,763,863
                                                   -------------

UNITED STATES TREASURY BONDS 3.9%
  4.25%, due 5/15/39                   1,240,000       1,242,907
  4.50%, due 8/15/39                   1,900,000       1,984,907
  6.25%, due 8/15/23                     515,000         638,680
  6.25%, due 5/15/30                     455,000         583,324
V    8.75%, due 8/15/20                5,860,000       8,546,447
                                                   -------------
                                                      12,996,265
                                                   -------------




12    MainStay Government Fund      The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                       PRINCIPAL
                                          AMOUNT           VALUE
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
UNITED STATES TREASURY NOTES 7.1%
  2.00%, due 7/15/14 T.I.P.S.
  (i)                                $ 4,579,440   $   4,830,238
  3.625%, due 8/15/19                  4,360,000       4,443,795
V    4.75%, due 8/15/17               12,930,000      14,373,518
                                                   -------------
                                                      23,647,551
                                                   -------------

UNITED STATES TREASURY STRIP PRINCIPAL 0.6%
  (zero coupon), due 8/15/28           4,665,000       2,030,926
                                                   -------------
Total U.S. Government &
  Federal Agencies
  (Cost $298,838,621)                                310,153,539
                                                   -------------
Total Long-Term Bonds
  (Cost $314,466,907)                                325,854,438
                                                   -------------


SHORT-TERM INVESTMENT 17.4%
----------------------------------------------------------------

REPURCHASE AGREEMENT 17.4%
State Street Bank and Trust
  Co.
  0.01%, dated 10/30/09
  due 11/2/09
  Proceeds at Maturity
  $57,578,894
  (Collateralized by a United
  States Treasury Bill with a
  rate of
  0.105% and a maturity date
  of
  3/18/10, with a Principal
  Amount of $58,755,000 and a
  Market Value of
  $58,731,498)                        57,578,846      57,578,846
                                                   -------------
Total Short-Term Investment
  (Cost $57,578,846)                                  57,578,846
                                                   -------------
Total Investments
  (Cost $372,045,753) (l)                  115.9%    383,433,284
Liabilities in Excess of
  Cash and Other Assets                    (15.9)    (52,488,493)
                                           -----    ------------
Net Assets                                 100.0%  $ 330,944,791
                                           =====    ============





                                                UNREALIZED
                            CONTRACTS         APPRECIATION
                                 LONG   (DEPRECIATION) (J)
FUTURES CONTRACTS (0.1%)
----------------------------------------------------------

United States Treasury
  Notes
  December 2009 (10 Year)
  (k)                             162             $345,030
                                                  --------
Total Futures Contracts
  Long
  (Settlement Value
  $19,214,719)                                     345,030
                                                  --------




                                                UNREALIZED
                            CONTRACTS         APPRECIATION
                                SHORT   (DEPRECIATION) (J)
United States Treasury
  Note
  December 2009 (2 Year)
  (k)                            (321)           $(587,791)
                                                 ---------
Total Futures Contracts
  Short
  (Settlement Value
  $69,852,610)                                    (587,791)
                                                 ---------
Total Futures Contracts
  (Settlement Value
  $50,637,891)                                   $(242,761)
                                                 =========





+++  On a daily basis New York Life
     Investments confirms that the value of
     the Fund's liquid assets (liquid
     portfolio securities and cash) is
     sufficient to cover its potential senior securities (e.g., futures, swaps, options).
(a) Floating rate. Rate shown is the rate in effect at October 31, 2009.
(b)  Subprime mortgage investment and other
     asset-backed securities. The total market value of these securities at October 31, 2009 is $2,047,620, which represents 0.6%
     of the Fund's net assets.
(c)  May be sold to institutional investors
     only under Rule 144A or securities
     offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(d)  Fair valued security. The total market
     value of this security at October 31,
     2009 is $1,450,158, which represents 0.4%
     of the Fund's net assets.
(e)  Illiquid security.  The total market
     value of this security at October 31,
     2009 is $1,450,158, which represents 0.4%
     of the Fund's net assets.
(f)  Collateralized Mortgage Obligation
     Interest Only Strip - Pays a fixed or
     variable rate of interest based on
     mortgage loans or mortgage pass-through
     securities. The principal amount of the
     underlying pool represents the notional
     amount on which the current interest is
     calculated. The value of these stripped
     securities may be particularly sensitive to changes in prevailing interest rates and are typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities.
(g)  TBA: Securities purchased on a forward
     commitment basis with an approximate
     principal amount and maturity date. The
     actual principal amount and maturity date will be determined upon settlement. The market value of these securities at October 31, 2009 is $54,944,079, which represents 16.6% of the Fund's net
     assets. All or a portion of these
     securities were acquired under a mortgage dollar roll agreement.
(h)  United States Government Guaranteed
     Security.
(i)  Treasury Inflation Protected Security -
     Pays a fixed rate of interest on a
     principal amount that is continuously
     adjusted for inflation based on the
     Consumer Price Index-Urban Consumers.
(j)  Represents the difference between the
     value of the contracts at the time they
     were opened and the value at October 31, 2009.
(k)  At October 31, 2009, cash in the amount
     of $86,161 is segregated as collateral
     for futures contracts with the broker.
(l)  At October 31, 2009, cost is $372,060,948
     for federal income tax purposes and net
     unrealized appreciation is as follows:



Gross unrealized appreciation       $13,237,402
Gross unrealized depreciation        (1,865,066)
                                    -----------
Net unrealized appreciation         $11,372,336
                                    ===========





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13

The following is a summary of the fair valuations according to the inputs used as of October 31, 2009, for valuing the Fund's assets and liabilities.

ASSET VALUATION INPUTS


                                                    QUOTED
                                                 PRICES IN
                                                    ACTIVE     SIGNIFICANT
                                               MARKETS FOR           OTHER     SIGNIFICANT
                                                 IDENTICAL      OBSERVABLE    UNOBSERVABLE
                                                    ASSETS          INPUTS          INPUTS
 DESCRIPTION                                     (LEVEL 1)       (LEVEL 2)       (LEVEL 3)           TOTAL
 Investments in Securities
 Long-Term Bonds
  Asset-Backed Securities                         $     --    $  9,060,269      $       --    $  9,060,269
  Mortgage-Backed Securities                            --       3,469,371       1,450,158       4,919,529
  Municipal Bond                                        --       1,721,101              --       1,721,101
  U.S. Government & Federal Agencies                    --     310,153,539              --     310,153,539
                                                  --------    ------------      ----------    ------------
 Total Long-Term Bonds                                  --     324,404,280       1,450,158     325,854,438
                                                  --------    ------------      ----------    ------------
 Short-Term Investment
  Repurchase Agreement                                  --      57,578,846              --      57,578,846
                                                  --------    ------------      ----------    ------------
 Total Investments in Securities                        --      57,578,846       1,450,158     383,433,284
                                                  --------    ------------      ----------    ------------
 Other Financial Instruments
  Futures Contracts Long (a)                       345,030              --              --         345,030
                                                  --------    ------------      ----------    ------------
 Total Investments and Other Financial
Instruments                                       $345,030    $381,983,126      $1,450,158    $383,778,314
                                                  ========    ============      ==========    ============




 (a) The value listed for these securities reflects unrealized appreciation as shown on the Portfolio of Investments.

LIABILITY VALUATION INPUTS


                                                    QUOTED
                                                 PRICES IN
                                                    ACTIVE        SIGNIFICANT
                                               MARKETS FOR              OTHER     SIGNIFICANT
                                                 IDENTICAL         OBSERVABLE    UNOBSERVABLE
                                                    ASSETS             INPUTS          INPUTS
 DESCRIPTION                                     (LEVEL 1)          (LEVEL 2)       (LEVEL 3)            TOTAL
 Other Financial Instruments
  Futures Contracts Short (a)                    $(587,791)   $            --    $         --    $    (587,791)
                                                 ---------    ---------------    ------------    -------------
 Total Other Financial Instruments               $(587,791)               $--             $--        $(587,791)
                                                 =========    ===============    ============    =============




 (a) The value listed for these securities reflects unrealized depreciation as shown on the Portfolio of Investments.



14    MainStay Government Fund      The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

 Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

                               BALANCE                              CHANGE IN                             NET        NET
                                 AS OF      ACCRUED  REALIZED      UNREALIZED                       TRANSFERS  TRANSFERS
 INVESTMENTS               OCTOBER 31,    DISCOUNTS      GAIN    APPRECIATION        NET       NET      IN TO     OUT OF
 IN SECURITIES                    2008   (PREMIUMS)    (LOSS)  (DEPRECIATION)  PURCHASES     SALES    LEVEL 3    LEVEL 3
 Long-Term Bonds
  Mortgage-Backed
     Securities
     Commercial Mortgage
       Loans
       (Collateralized
       Mortgage
       Obligations)
                            $1,574,654      $642      $1,569      ($28,826)       $--     ($97,881)    $--        $--
                            ----------      ----      ------      --------        ---     --------     ---        ---
 Total                      $1,574,654      $642      $1,569      ($28,826)       $--     ($97,881)    $--        $--
                            ==========      ====      ======      ========        ===     ========     ===        ===

                                             CHANGE IN
                                            UNREALIZED
                                          APPRECIATION
                                        (DEPRECIATION)
                                                  FROM
                               BALANCE     INVESTMENTS
                                 AS OF   STILL HELD AT
 INVESTMENTS               OCTOBER 31,     OCTOBER 31,
 IN SECURITIES                    2009        2009 (A)
 Long-Term Bonds
  Mortgage-Backed
     Securities
     Commercial Mortgage
       Loans
       (Collateralized
       Mortgage
       Obligations)
                            $1,450,158     ($31,662)
                            ----------     --------
 Total                      $1,450,158     ($31,662)
                            ==========     ========




 (a) Included in "Net change in unrealized appreciation (depreciation) on investments" in the Statement of Operations.


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2009


ASSETS:
Investment in securities, at value
  (identified cost $314,466,907)     $325,854,438
Repurchase agreement, at value
  (identified cost $57,578,846)        57,578,846
Cash collateral on deposit at
  broker                                   86,161
Receivables:
  Investment securities sold            8,467,302
  Interest                              2,119,496
  Fund shares sold                        696,321
  Variation margin on futures
     contracts                             33,938
Other assets                               29,777
                                     ------------
     Total assets                     394,866,279
                                     ------------
LIABILITIES:
Payables:
  Investment securities purchased      62,972,245
  Fund shares redeemed                    352,366
  Transfer agent (See Note 3)             169,254
  NYLIFE Distributors (See Note 3)        119,738
  Manager (See Note 3)                    114,206
  Shareholder communication                41,102
  Professional fees                        37,789
  Custodian                                 7,037
  Trustees                                  1,147
Accrued expenses                            4,935
Dividend payable                          101,669
                                     ------------
     Total liabilities                 63,921,488
                                     ------------
Net assets                           $330,944,791
                                     ============
COMPOSITION OF NET ASSETS:
Share of beneficial interest
  outstanding
  (par value of $.01 per share)
  unlimited number of shares
  authorized                         $    379,412
Additional paid-in capital            319,745,166
                                     ------------
                                      320,124,578
Accumulated undistributed net
  investment loss                        (115,095)
Accumulated net realized loss on
  investments and futures
  transactions                           (209,462)
Net unrealized appreciation on
  investments and futures contracts    11,144,770
                                     ------------
Net assets                           $330,944,791
                                     ============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $ 63,590,704
                                     ============
Shares of beneficial interest
  outstanding                           7,270,476
                                     ============
Net asset value per share
  outstanding                        $       8.75
Maximum sales charge (4.50% of
  offering price)                            0.41
                                     ------------
Maximum offering price per share
  outstanding                        $       9.16
                                     ============
CLASS A
Net assets applicable to
  outstanding shares                 $187,770,630
                                     ============
Shares of beneficial interest
  outstanding                          21,538,577
                                     ============
Net asset value per share
  outstanding                        $       8.72
Maximum sales charge (4.50% of
  offering price)                            0.41
                                     ------------
Maximum offering price per share
  outstanding                        $       9.13
                                     ============
CLASS B
Net assets applicable to
  outstanding shares                 $ 45,178,063
                                     ============
Shares of beneficial interest
  outstanding                           5,184,324
                                     ============
Net asset value and offering price
  per share outstanding              $       8.71
                                     ============
CLASS C
Net assets applicable to
  outstanding shares                 $ 32,659,499
                                     ============
Shares of beneficial interest
  outstanding                           3,749,222
                                     ============
Net asset value and offering price
  per share outstanding              $       8.71
                                     ============
CLASS I
Net assets applicable to
  outstanding shares                 $  1,745,895
                                     ============
Shares of beneficial interest
  outstanding                             198,628
                                     ============
Net asset value and offering price
  per share outstanding              $       8.79
                                     ============






16    MainStay Government Fund      The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2009


INVESTMENT INCOME:
INCOME:
  Interest                            $13,937,165
                                      -----------
EXPENSES:
  Manager (See Note 3)                  2,141,305
  Transfer agent--Investor Class
     (See Note 3)                         230,707
  Transfer agent--Class A (See Note
     3)                                   457,836
  Transfer agent--Classes B and C
     (See Note 3)                         302,768
  Transfer agent--Class I (See Note
     3)                                     3,462
  Distribution/Service--Investor
     Class (See Note 3)                   160,198
  Distribution/Service--Class A (See
     Note 3)                              492,626
  Service--Class B (See Note 3)           129,911
  Service--Class C (See Note 3)            80,213
  Distribution--Class B (See Note 3)      389,732
  Distribution--Class C (See Note 3)      240,640
  Shareholder communication               113,786
  Professional fees                       101,356
  Registration                             93,150
  Custodian                                27,332
  Trustees                                 16,129
  Miscellaneous                            26,145
                                      -----------
     Total expenses before waiver       5,007,296
  Expense waiver from Manager
     (See Note 3)                      (1,021,029)
                                      -----------
     Net expenses                       3,986,267
                                      -----------
Net investment income                   9,950,898
                                      -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized gain (loss) on:
  Security transactions                 7,018,193
  Futures transactions                   (841,998)
                                      -----------
Net realized gain on investments and
  futures transactions                  6,176,195
                                      -----------
Net change in unrealized
  depreciation on:
  Investments                          17,188,370
  Futures contracts                      (242,761)
                                      -----------
Net change in unrealized
  depreciation on investments and
  futures contracts                    16,945,609
                                      -----------
Net realized and unrealized gain on
  investments and futures
  transactions                         23,121,804
                                      -----------
Net increase in net assets resulting
  from
  operations                          $33,072,702
                                      ===========





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              17

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED OCTOBER 31, 2009 AND OCTOBER 31, 2008



                                        2009           2008
INCREASE IN NET ASSETS:
Operations:
 Net investment income         $   9,950,898   $ 11,687,882
 Net realized gain on
  investments and futures
  transactions                     6,176,195      1,835,262
 Net change in unrealized
  depreciation on investments
  and futures contracts           16,945,609     (5,735,004)
                               ----------------------------
 Net increase in net assets
  resulting from operations       33,072,702      7,788,140
                               ----------------------------

Dividends to shareholders:
 From net investment income:
    Investor Class                (1,944,256)    (1,344,796)
    Class A                       (6,270,796)    (8,368,824)
    Class B                       (1,196,023)    (1,635,949)
    Class C                         (741,560)      (498,514)
    Class I                          (56,363)        (4,768)
                               ----------------------------
 Total dividends to
 shareholders                    (10,208,998)   (11,852,851)
                               ----------------------------
Capital share transactions:
 Net proceeds from sale of
  shares                          84,709,615    119,891,831
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends        8,439,872     10,127,792
 Cost of shares redeemed        (107,961,395)   (88,709,511)
                               ----------------------------
    Increase (decrease) in
     net assets derived from
     capital share
     transactions                (14,811,908)    41,310,112
                               ----------------------------
    Net increase in net
     assets                        8,051,796     37,245,401

NET ASSETS:
Beginning of year                322,892,995    285,647,594
                               ----------------------------
End of year                    $ 330,944,791   $322,892,995
                               ============================
Accumulated undistributed
 (distributions in excess
 of) net investment income
 at end of year                $    (115,095)  $    117,432
                               ============================






18    MainStay Government Fund      The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank



                                                   mainstayinvestments.com    19

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                            INVESTOR CLASS
                                     ---------------------------
                                                    FEBRUARY 28,
                                                       2008**
                                      YEAR ENDED       THROUGH
                                     OCTOBER 31,    OCTOBER 31,

                                     ---------------------------
                                         2009           2008
Net asset value at beginning of
  period                               $  8.16         $  8.41
                                       -------         -------
Net investment income                     0.26 (a)        0.22 (a)
Net realized and unrealized gain
  (loss) on investments                   0.59           (0.26)
                                       -------         -------
Total from investment operations          0.85           (0.04)
                                       -------         -------
Less dividends:
  From net investment income             (0.26)          (0.21)
                                       -------         -------
Net asset value at end of period       $  8.75         $  8.16
                                       =======         =======
Total investment return  (b)             10.67%          (0.57%)(c)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                   2.99%           3.89% ++
  Net expenses                            1.04%           1.07% ++
  Expenses (before
     waiver/reimbursement)                1.34%           1.38% ++
Portfolio turnover rate                    103%(d)          51% (d)
Net assets at end of period (in
  000's)                               $63,591         $61,147




                                                          CLASS B
                                   ----------------------------------------------------
                                                  YEAR ENDED OCTOBER 31,

                                   ----------------------------------------------------
                                     2009       2008       2007       2006       2005
Net asset value at beginning of
  period                           $  8.13    $  8.20    $  8.19    $  8.17    $   8.39
                                   -------    -------    -------    -------    --------
Net investment income                 0.19 (a)   0.26 (a)   0.28 (a)   0.26 (a)    0.20
Net realized and unrealized gain
  (loss) on investments               0.59      (0.06)      0.02       0.03       (0.21)
                                   -------    -------    -------    -------    --------
Total from investment operations      0.78       0.20       0.30       0.29       (0.01)
                                   -------    -------    -------    -------    --------
Less dividends:
  From net investment income         (0.20)     (0.27)     (0.29)     (0.27)      (0.21)
                                   -------    -------    -------    -------    --------
Net asset value at end of period   $  8.71    $  8.13    $  8.20    $  8.19    $   8.17
                                   =======    =======    =======    =======    ========
Total investment return (b)           9.62%      2.41%      3.77%      3.60%      (0.17%)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income               2.24%      3.18%      3.41%      3.29%       2.34%
  Net expenses                        1.79%      1.79%      1.80%      1.80%       1.80%
  Expenses (before
     waiver/reimbursement)            2.09%      2.10%      2.10%      2.09%       2.09%
Portfolio turnover rate                103%(d)     51%(d)     11%        83%(d)     164% (d)
Net assets at end of period (in
  000's)                           $45,178    $51,826    $50,123    $64,246    $274,566




**   Commencement of operations.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)  Total return is not annualized.
(d)  The portfolio turnover rates not including mortgage dollar rolls were 45%,
     43%, 32% and 31% for the years ended October 31, 2009, 2008, 2006 and 2005, respectively.





20    MainStay Government Fund      The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                           CLASS A
           ----------------------------------------------------------------------



                                   YEAR ENDED OCTOBER 31,

           ----------------------------------------------------------------------
             2009           2008              2007           2006           2005
           $   8.13       $   8.21          $   8.19       $   8.18       $  8.40
           --------       --------          --------       --------       -------
               0.27 (a)       0.33 (a)          0.34 (a)       0.33 (a)      0.26
               0.59          (0.07)             0.03           0.01         (0.21)
           --------       --------          --------       --------       -------
               0.86           0.26              0.37           0.34          0.05
           --------       --------          --------       --------       -------

              (0.27)         (0.34)            (0.35)         (0.33)        (0.27)
           --------       --------          --------       --------       -------
           $   8.72       $   8.13          $   8.21       $   8.19       $  8.18
           ========       ========          ========       ========       =======
              10.71%          3.12%             4.67%          4.26%         0.59%

               3.11%          4.00%             4.16%          4.04%         3.09%
               0.92%          0.97%             1.05%          1.05%         1.05%
               1.21%          1.28%             1.35%          1.34%         1.34%
                103%(d)         51%(d)            11%            83%(d)       164%(d)
           $187,771       $182,621          $227,896       $239,392       $76,816




                                       CLASS C
           ---------------------------------------------------------------
                                YEAR ENDED OCTOBER 31,

           ---------------------------------------------------------------
             2009          2008            2007         2006         2005
           $  8.12       $  8.20          $ 8.18       $ 8.17       $ 8.39
           -------       -------          ------       ------       ------
              0.19 (a)      0.26 (a)        0.28 (a)     0.26 (a)     0.20
              0.60         (0.07)           0.03         0.02        (0.21)
           -------       -------          ------       ------       ------
              0.79          0.19            0.31         0.28        (0.01)
           -------       -------          ------       ------       ------

             (0.20)        (0.27)          (0.29)       (0.27)       (0.21)
           -------       -------          ------       ------       ------
           $  8.71       $  8.12          $ 8.20       $ 8.18       $ 8.17
           =======       =======          ======       ======       ======
              9.75%         2.28%           3.89%        3.48%       (0.17%)

              2.23%         3.16%           3.41%        3.29%        2.34%
              1.80%         1.80%           1.80%        1.80%        1.80%
              2.09%         2.11%           2.10%        2.09%        2.09%
               103%(d)        51%(d)          11%          83%(d)      164% (d)
           $32,659       $25,967          $7,621       $5,684       $7,772




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              21

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                           CLASS I
                                -------------------------------------------------------------
                                                    YEAR ENDED OCTOBER 31,

                                -------------------------------------------------------------
                                 2009         2008            2007         2006         2005
Net asset value at
  beginning of period           $ 8.19       $ 8.26          $ 8.24       $ 8.21       $ 8.41
                                ------       ------          ------       ------       ------
Net investment income             0.30 (a)     0.35 (a)        0.40 (a)     0.35 (a)     0.37
Net realized and
  unrealized gain (loss)
  on investments                  0.61        (0.04)           0.02         0.03        (0.28)
                                ------       ------          ------       ------       ------
Total from investment
  operations                      0.91         0.31            0.42         0.38         0.09
                                ------       ------          ------       ------       ------
Less dividends:
  From net investment
     income                      (0.31)       (0.38)          (0.40)       (0.35)       (0.29)
                                ------       ------          ------       ------       ------
Net asset value at end of
  period                        $ 8.79       $ 8.19          $ 8.26       $ 8.24       $ 8.21
                                ======       ======          ======       ======       ======
Total investment return
   (b)                           11.21%        3.68%           5.31%        4.78%        1.08%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income           3.52%        4.24%           4.84%        4.52%        3.47%
  Net expenses                    0.51%        0.40%           0.42%        0.57%        0.67%
  Expenses (before
     waiver/reimburse-
     ment)                        0.97%        0.99%           1.00%        0.86%        0.96%
Portfolio turnover rate            103%(d)       51%(d)          11%          83%(d)      164%(d)
Net assets at end of
  period (in 000's)             $1,746       $1,332          $    7       $    1       $   16




**   Commencement of operations.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)  Total return is not annualized.
(d)  The portfolio turnover rates not including mortgage dollar rolls were 45%,
     43%, 32% and 31% for the years ended October 31, 2009, 2008, 2006 and 2005, respectively.





22    MainStay Government Fund      The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of fourteen funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay Government Fund (the "Fund"), a diversified fund.

The Fund currently offers five classes of shares. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on May 1, 1986. Class C shares commenced operations on September 1, 1998. Class I shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value ("NAV") per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered at NAV without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and a 1.00% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and bear the same conditions except that Class B and Class C shares are subject to higher distribution and service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution or service fee.

The Fund's investment objective is to seek a high level of current income, consistent with safety of principal.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Debt securities are valued at prices supplied by a pricing agent or broker selected by the Fund's Manager (as defined in Note 3(A)) in consultation with the Fund's Subadvisor, if any (as defined in Note 3(A)), whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund's Manager, in consultation with the Fund's Subadvisor, if any, to be representative of market values, at the regular close of trading of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date"). Investments in other mutual funds are valued at their NAVs as of the close of the New York Stock Exchange on the valuation date.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less ("short-term investments") are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board of Trustees to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's Manager or Subadvisor, as defined in Note 3(A), reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At October 31, 2009, the Fund held securities with a value of $1,450,158 that were valued in such a manner.

"Fair Value" is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants

                                                   mainstayinvestments.com    23
would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

- Level 1--quoted prices in active markets for identical investments

- Level 2--other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

- Level 3--significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of October 31, 2009, for the Fund's investments is included at the end of the Fund's Portfolio of Investments.

The valuation techniques used by the Fund to measure fair value during the year ended October 31, 2009, maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund may have utilized some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets. For the year ended October 31, 2009, there have been no changes to the fair value methodologies.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor, if any, as defined might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring a Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board of Trustees, the Manager or Subadvisor, if any, determines the liquidity of a Fund's investments; in doing so, the Manager or Subadvisor, if any, may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers, (3) the dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued in such manner, as the Board of Trustees in good faith deems appropriate to reflect their fair market value.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code") applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is "more likely than not" to be sustained assuming examination by taxing authorities. Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Fund's financial statements. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income monthly and distributions of net realized capital and currency gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at NAV, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage-backed securities. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than short-term investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable


24    MainStay Government Fund
security, over the period to the first date of call. Discounts and premiums on short-term investments are accreted and amortized, respectively, on the straight-line method. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative NAV on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor, if any, to be creditworthy, pursuant to guidelines established by the Fund's Board of Trustees. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H) FUTURES CONTRACTS. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (i.e., foreign currency, interest rate, security, or securities index.) The Fund is subject to interest rate risk in the normal course of investing in these transactions. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin". When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. The Fund invests in futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Fund's investment in futures contracts and other derivatives may increase the volatility of the Fund's NAV and may result in a loss to the Fund.

(I) MORTGAGE DOLLAR ROLLS. The Fund may enter into mortgage dollar roll ("MDR") transactions in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. MDRs may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including

                                                   mainstayinvestments.com    25
the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

(J) SECURITIES LENDING. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company ("State Street"). State Street will manage the Fund's cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund's portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to borrower's inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or retain a portion of interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate.

(K) CONCENTRATION OF RISK. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(L) INDEMNIFICATIONS. Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(M) QUANTITATIVE DISCLOSURE OF DERIVATIVE HOLDINGS. The following tables show additional disclosures about the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

Fair Value of Derivative instruments as of October 31, 2009.

ASSET DERIVATIVES

                          STATEMENT OF    INTEREST
                            ASSETS AND        RATE
                           LIABILITIES   CONTRACTS
                              LOCATION        RISK      TOTAL
                          Net Assets--
                            unrealized
                       appreciation on
Futures contracts      investments and
(a)                  futures contracts    $345,030   $345,030
                                         --------------------
Total Fair Value                          $345,030   $345,030
                                         ====================



(a) Includes cumulative appreciation of futures contracts as reported in Portfolio of Investments. Only current day's variation margin is reported within the Statement of Assets & Liabilities.

LIABILITY DERIVATIVES

                          STATEMENT OF    INTEREST
                            ASSETS AND        RATE
                           LIABILITIES   CONTRACTS
                              LOCATION        RISK       TOTAL
                          Net Assets--
                            unrealized
                       appreciation on
Futures contracts      investments and
(a)                  futures contracts   $(587,791)  $(587,791)
                                         ---------------------
Total Fair Value                         $(587,791)  $(587,791)
                                         =====================



(a) Includes cumulative depreciation of futures as reported in Portfolio of Investments. Only current day's variation margin is reported within the Statement of Assets & Liabilities.



26    MainStay Government Fund

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2009.

REALIZED GAIN (LOSS)

                                          INTEREST
                             STATEMENT        RATE
                         OF OPERATIONS   CONTRACTS
                              LOCATION        RISK       TOTAL
                     Net realized gain
                     (loss) on futures
Futures Contracts         transactions   $(841,998)  $(841,998)
                                         ---------------------
Total Realized
  Gain (Loss)                            $(841,998)  $(841,998)
                                         =====================



CHANGE IN APPRECIATION (DEPRECIATION)

                                          INTEREST
                             STATEMENT        RATE
                         OF OPERATIONS   CONTRACTS
                              LOCATION        RISK       TOTAL
                         Net change in
                            unrealized
                          appreciation
Futures Contracts    (depreciation) on
                     futures contracts   $(242,761)  $(242,761)
                                         ---------------------
Total Change in
  Appreciation
  (Depreciation)                         $(242,761)  $(242,761)
                                         =====================



NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OR SHARES/UNITS (1)

                                      INTEREST
                                          RATE
                                     CONTRACTS
                                          RISK     TOTAL
Futures Contracts Long                     162       162
  (2)
Futures Contracts                        (321)     (321)
  Short (2)



(1) Amounts disclosed represent, the weighted average held during the twelve-month period.

(2) Amount(s) represent(s) number of contracts.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("New York Life Investments" or "Manager"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and the Subadvisor, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows:
0.60% on assets up to $500 million; 0.575% on assets from $500 million to $1 billion; and 0.55% on assets in excess of $1 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement. New York Life Investments has contractually agreed to waive its management fee to 0.50% on assets up to $500 million; 0.475% on assets from $500 million to $1 billion; and to 0.45% on assets in excess of $1 billion.

Effective August 1, 2009, New York Life Investments has entered into a written expense limitation agreement, under which it has agreed to waive a portion of the management fee or reimburse expenses to the extent necessary to ensure that the total ordinary operating expenses (total ordinary operating expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage, other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests) for the Fund's Class A shares do not exceed 1.03% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal amount of basis points, to the other share classes of the Fund. The expense limitation agreement may be modified or terminated only with the approval of the Board of Trustees. Under the expense limitation agreement, New York Life Investments may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreement, if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within the term of the agreement. Any recoupment amount is generally applied within a fiscal year. This agreement was set to expire on July 31, 2010. On December 11, 2009, the Board of Trustees approved an extension of the agreement to February 28, 2011.

Prior to August 1, 2009, New York Life Investments had a written expense limitation agreement under which it agreed to waive a portion of the management fee or reimburse expenses to the extent necessary to ensure that the total ordinary operating expenses of the appropriate class of shares did not exceed the following percentages of average daily net assets: Investor Class, 1.15%; Class A, 1.05%; Class B, 1.90%; Class C, 1.90%; and Class I, 0.40%.


                                                   mainstayinvestments.com    27

For the year ended October 31, 2009, New York Life Investments earned fees from the Fund in the amount of $2,141,305 and waived expenses in the amount of $1,021,029.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has entered into a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans, (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares of the Fund pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at an annual rate of 0.25% of the average daily NAV of the Class B and Class C shares of the Fund. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $12,291 and $33,407, respectively for the year ended October 31, 2009. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Investor Class, Class A, Class B and Class C shares of $77, $1,192, $82,765 and $6,696 respectively, for the year ended October 31, 2009.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("MainStay Investments"), an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MainStay Investments has entered into an agreement with Boston Financial Data Services, Inc. pursuant to which it performs certain services for which MainStay Investments is responsible. Transfer agent expenses incurred by the Fund for the year ended October 31, 2009, amounted to $994,773.

(E) MINIMUM BALANCE FEE. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a minimum balance fee on certain types of accounts. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20. These fees are included in transfer agent fees shown on the Statement of Operations.

(F) CAPITAL. At October 31, 2009, New York Life and its affiliates held beneficially shares of the Fund with the following values and percentages of net assets as follows:

Class A                             $  205    0.0%++
-------------------------------------------------
Class C                                125    0.0++
-------------------------------------------------
Class I                              1,286    0.1
-------------------------------------------------



++ Less than one-tenth of a percent.

(G) OTHER. Pursuant to the Management Agreement, a portion of the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments is payable directly by the Fund. For the year ended October 31, 2009, these fees, which are included in professional fees shown on the Statement of Operations, were $17,914.

NOTE 4--FEDERAL INCOME TAX:

As of October 31, 2009, the components of accumulated gain (loss) on a tax basis were as follows:

                ACCUMULATED          OTHER         UNREALIZED         TOTAL
 ORDINARY    CAPITAL AND OTHER     TEMPORARY      APPRECIATION     ACCUMULATED
  INCOME        GAIN (LOSS)       DIFFERENCES    (DEPRECIATION)    GAIN (LOSS)
      $--        $(450,455)        $(101,668)      $11,372,336     $10,820,213
------------------------------------------------------------------------------



The difference between book-basis and tax basis unrealized appreciation is primarily due to Futures contracts marked to market, premium amortization and wash sale deferrals.

The other temporary differences are primarily due to dividend payable.

The following table discloses the current year reclassifications between accumulated undistributed net investment income, accumulated net realized loss on investments and additional paid-in capital arising from permanent differences; net assets at October 31, 2009 are not affected.




28    MainStay Government Fund

   ACCUMULATED       ACCUMULATED
  UNDISTRIBUTED      NET REALIZED    ADDITIONAL
 NET INVESTMENT    GAIN (LOSS) ON      PAID-IN
  INCOME (LOSS)      INVESTMENTS       CAPITAL
    $25,573            $65,137        $(90,710)
-----------------------------------------------



The reclassifications for the Fund are primarily due to paydowns gain (loss).

At October 31, 2009, for federal income tax purposes, capital loss carryforwards of $450,455 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

   CAPITAL LOSS        CAPITAL LOSS
AVAILABLE THROUGH    AMOUNTS (000'S)
       2014                $ 59
       2015                 391
------------------------------------

      Total                $450
------------------------------------



The Fund utilized $5,996,917 of capital loss carryforwards during the year ended October 31, 2009.

The tax character of distributions paid during the years ended October 31, 2009 and October 31, 2008, shown in the Statement of Changes in Net Assets, was as follows:

                                   2009          2008
Distribution paid from:
  Ordinary Income           $10,208,998   $11,852,851
-----------------------------------------------------



NOTE 5--CUSTODIAN:

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests.

Effective September 2, 2009, the line of credit was reduced from $160,000,000 to $125,000,000 and the commitment fee rate was increased from an annual rate of 0.08% to an annual rate of 0.10% of the average commitment amount, plus a 0.04% up-front payment payable, regardless of usage, to The Bank of New York Mellon, which serves as agent to the syndicate. The commitment fee and upfront payment are allocated among the Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month LIBOR rate, whichever is higher. There were no borrowings made or outstanding with respect to the Fund on the line of credit during the year ended October 31, 2009.

NOTE 7--PURCHASES AND SALES OF
SECURITIES (IN 000'S):

During the year ended October 31, 2009, purchases and sales of U.S. Government securities were $322,869 and $279,469, respectively. Purchases and sales of securities, other than U.S. Government securities and short-term securities, were $59,672 and $65,437, respectively.

NOTE 8--CAPITAL SHARE TRANSACTIONS:

 INVESTOR CLASS                   SHARES         AMOUNT
Year ended October 31, 2009:
Shares sold                      807,031   $  6,978,011
Shares issued to
  shareholders in
  reinvestment of dividends      208,230      1,800,449
Shares redeemed               (1,299,088)   (11,209,739)
                              -------------------------
Net decrease in shares
  outstanding before
  conversion                    (283,827)    (2,431,279)
Shares converted into
  Investor Class (See Note
  1)                             449,634      3,874,448
Shares converted from
  Investor Class (See Note
  1)                            (393,079)    (3,424,421)
                              -------------------------
Net decrease                    (227,272)  $ (1,981,252)
                              =========================
Period ended October 31,
  2008 (a):
Shares sold                    1,279,036   $ 10,698,391
Shares issued to
  shareholders in
  reinvestment of dividends      148,466      1,229,989
Shares redeemed                 (769,140)    (6,412,328)
                              -------------------------
Net increase in shares
  outstanding before
  conversion                     658,362      5,516,052
Shares converted into
  Investor Class (See Note
  1)                           7,195,812     60,814,414
Shares converted from
  Investor Class (See Note
  1)                            (356,426)    (2,981,459)
                              -------------------------
Net increase                   7,497,748   $ 63,349,007
                              =========================




(a) Investor Class shares were first offered on February 28, 2008.



                                                   mainstayinvestments.com    29

 CLASS A                          SHARES         AMOUNT
Year ended October 31, 2009:
Shares sold                    5,595,487   $ 48,373,913
Shares issued to
  shareholders in
  reinvestment of dividends      594,745      5,125,361
Shares redeemed               (7,990,962)   (68,713,916)
                              -------------------------
Net decrease in shares
  outstanding before
  conversion                  (1,800,730)   (15,214,642)
Shares converted into Class
  A
  (See Note 1)                   975,401      8,419,780
Shares converted from Class
  A
  (See Note 1)                   (99,773)      (866,754)
                              -------------------------
Net decrease                    (925,102)  $ (7,661,616)
                              =========================
Year ended October 31, 2008:
Shares sold                    7,597,458   $ 63,493,082
Shares issued to
  shareholders in
  reinvestment of dividends      859,598      7,148,881
Shares redeemed               (7,554,369)   (62,887,830)
                              -------------------------
Net increase in shares
  outstanding before
  conversion                     902,687      7,754,133
Shares converted into Class
  A
  (See Note 1)                   862,898      7,188,662
Shares converted from Class
  A
  (See Note 1)                (7,067,799)   (59,611,916)
                              -------------------------
Net decrease                  (5,302,214)  $(44,669,121)
                              =========================




 CLASS B                          SHARES         AMOUNT
Year ended October 31, 2009:
Shares sold                    1,379,738   $ 11,849,845
Shares issued to
  shareholders in
  reinvestment of dividends      121,091      1,042,823
Shares redeemed               (1,760,605)   (15,118,893)
                              -------------------------
Net decrease in shares
  outstanding before
  conversion                    (259,776)    (2,226,225)
Shares converted from Class
  B
  (See Note 1)                  (933,209)    (8,003,053)
                              -------------------------
Net decrease                  (1,192,985)  $(10,229,278)
                              =========================
Year ended October 31, 2008:
Shares sold                    2,347,675   $ 19,595,403
Shares issued to
  shareholders in
  reinvestment of dividends      174,664      1,451,422
Shares redeemed               (1,604,437)   (13,362,831)
                              -------------------------
Net increase in shares
  outstanding before
  conversion                     917,902      7,683,994
Shares converted from Class
  B
  (See Note 1)                  (650,194)    (5,409,701)
                              -------------------------
Net increase                     267,708   $  2,274,293
                              =========================




 CLASS C                          SHARES         AMOUNT
Year ended October 31, 2009:
Shares sold                    1,830,576   $ 15,752,695
Shares issued to
  shareholders in
  reinvestment of dividends       48,474        417,395
Shares redeemed               (1,326,630)   (11,406,279)
                              -------------------------
Net increase                     552,420   $  4,763,811
                              =========================
Year ended October 31, 2008:
Shares sold                    2,958,867   $ 24,715,399
Shares issued to
  shareholders in
  reinvestment of dividends       35,284        292,732
Shares redeemed                 (726,669)    (6,016,010)
                              -------------------------
Net increase                   2,267,482   $ 18,992,121
                              =========================




 CLASS I                          SHARES        AMOUNT
Year ended October 31, 2009:
Shares sold                      204,101   $ 1,755,151
Shares issued to shareholders
  in reinvestment of dividends     6,201        53,844
Shares redeemed                 (174,284)   (1,512,568)
                                ----------------------
Net increase                      36,018   $   296,427
                                ======================
Year ended October 31, 2008:
Shares sold                      164,808   $ 1,389,556
Shares issued to shareholders
  in reinvestment of dividends       581         4,768
Shares redeemed                   (3,664)      (30,512)
                                ----------------------
Net increase                     161,725   $ 1,363,812
                                ======================



NOTE 9--OTHER MATTERS:

On May 27, 2009, New York Life Investments settled charges by the Securities and Exchange Commission ("SEC") relating to the MainStay Equity Index Fund (the "Equity Index Fund"), an S&P 500 index fund created in 1990 and sold through January 1, 2002, at which time it was closed to new investors and new investments. The Equity Index Fund is a series of the Trust and is managed by New York Life Investments. The settlement relates to the period from March 12, 2002 through June 30, 2004, during which time the SEC alleged that New York Life Investments failed to provide the Equity Index Fund's board with information necessary to evaluate the cost of a guarantee provided to shareholders of the Equity Index Fund, and that prospectus and other disclosures misrepresented that there was no charge to the Equity Index Fund or its shareholders for the guarantee. New York Life Investments, without admitting or denying the allegations, consented to the entry of an administrative cease and desist order finding violations of Sections 15(c) and 34(b) of the 1940 Act, Section 206(2) of the Investment Advisers Act of 1940, as amended, and requiring a civil penalty of $800,000, disgorgement of $3,950,075 (which represents a portion of its management fees relating to the Equity Index Fund for the relevant period) as well as interest of $1,350,709. These amounts, totaling approximately $6.101 million, are being


30    MainStay Government Fund
distributed to shareholders who held shares of the Equity Index Fund between March 2002 and June 2004, without any material financial impact to New York Life Investments.

NOTE 10--SUBSEQUENT EVENTS:

In connection with the preparation of the financial statements of the Fund as of and for the fiscal year ended October 31, 2009, events and transactions subsequent to October 31, 2009 through December 23, 2009, the date the financial statements were issued, have been evaluated by the Fund's management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.


                                                   mainstayinvestments.com    31

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Government Fund ("the Fund"), one of the funds constituting The MainStay Funds, as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Government Fund of The MainStay Funds as of October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

                                  /s/ KPMG LLP

Philadelphia, Pennsylvania
December 23, 2009




32    MainStay Government Fund

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENT (UNAUDITED)

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") requires that each mutual fund's board of trustees, including a majority of trustees who are not "interested persons" of the fund, as defined in the 1940 Act ("Independent Trustees"), annually review and approve the fund's investment advisory agreements. At its June 17-18, 2009 meeting, the Board of Directors/Trustees of the MainStay Group of Funds ("Board") unanimously approved the Management Agreement between the MainStay Government Fund ("Fund") and New York Life Investment Management LLC ("New York Life Investments"), and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC ("MacKay Shields") on behalf of the Fund.

In reaching its decisions to approve the Agreements set forth above (the "Agreements"), the Board considered information prepared specifically in connection with the contract review process that took place at various meetings between December 2008 and June 2009, as well as information furnished to it throughout the year at regular and special Board meetings. Information requested by and provided to the Board specifically in connection with the contract review process included, among other things, reports on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting LLC ("Strategic Insight"), an independent third-party service provider engaged by the Board to report objectively on the Fund's investment performance, management and subadvisory fees and ordinary operating expenses. The Board also requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including MacKay Shields as subadviser to the Fund, and responses to several comprehensive lists of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board. Information provided to the Board at its meetings throughout the year included, among other things, detailed investment analytics reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received throughout the year, among other things, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In determining to approve the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services to be provided to the Fund by New York Life Investments and MacKay Shields; (ii) the investment performance of the Fund, New York Life Investments and MacKay Shields; (iii) the costs of the services to be provided, and profits to be realized, by New York Life Investments and its affiliates, including MacKay Shields as subadviser to the Fund, from their relationship with the Fund;
(iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund's management and subadvisory fee levels and overall total ordinary operating expenses, particularly as compared to similar funds and portfolios.

While individual members of the Board may have weighed certain factors differently, the Board's decisions to approve the Agreements were based on a comprehensive consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review processes. The Board's conclusions with respect to the Agreements also were based, in part, on the Board's consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, and that the Fund's shareholders, having had the opportunity to consider alternative investment products and services, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board's decisions to approve the Agreements is provided below.

NATURE, EXTENT AND QUALITY OF SERVICES TO BE PROVIDED BY NEW YORK LIFE INVESTMENTS AND MACKAY SHIELDS

In considering the approval of the Agreements, the Board examined the nature, extent and quality of the services that New York Life Investments proposed to provide to the Fund. The Board evaluated New York Life Investments' experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing affiliated and non-affiliated subadvisers. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund, as well as New York Life Investments' reputation and financial condition. The Board considered New York Life Investments' performance in fulfilling its responsibilities for overseeing the Fund's legal and compliance environment, for overseeing MacKay Shields' compliance with the Fund's policies and investment objectives, and for implementing Board directives as they relate to the Fund. In addition, the Board noted that New York Life Investments also is responsible for paying all of the salaries and expenses for the Fund's officers. The Board also considered the benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of

                                                   mainstayinvestments.com    33
exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund's prospectus.

As part of its considerations, the Board acknowledged New York Life Investments' recent settlement with the Securities and Exchange Commission ("SEC") concerning matters relating to the MainStay Equity Index Fund, including materials provided to the Board of Trustees of The MainStay Funds in 2002-2004 in connection with the annual review of that fund's management fee. The Board noted that, since this matter was first brought to the Board's attention in 2003, New York Life Investments had taken a number of steps to enhance the quality and completeness of information provided to the Board in connection with the Board's consideration of the MainStay Group of Funds' investment advisory contracts. The Board believes that New York Life Investments has taken appropriate actions in response to this matter.

The Board also examined the nature, extent and quality of the services that MacKay Shields proposed to provide to the Fund. The Board evaluated MacKay Shields' experience in serving as subadviser to the Fund and managing other portfolios. It examined MacKay Shields' track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields' overall legal and compliance environment. The Board also reviewed MacKay Shields' willingness to invest in personnel designed to benefit the Fund. In this regard, the Board considered the experience of the Fund's portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund likely would continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments' and MacKay Shields' experience, personnel, operations and resources.

INVESTMENT PERFORMANCE

In evaluating the Fund's investment performance, the Board considered investment performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board particularly considered the detailed investment analytics reports provided by New York Life Investments' Investment Consulting Group on the Fund throughout the year. These reports, which were prepared by New York Life Investments in consultation with the Board, include, among other things, information on the Fund's gross and net returns, the Fund's investment performance relative to relevant investment categories and Fund benchmarks, the Fund's risk-adjusted investment performance, and the Fund's investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to similar mutual funds managed by other investment advisers.

In considering the Fund's investment performance, the Board gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund's investment performance, as well as discussions between the Fund's portfolio managers and the Board that occurred at meetings from time to time throughout the year and in previous years. The Board also considered any specific actions that New York Life Investments had taken, or had agreed with the Board to take, to enhance Fund investment performance, and the results of those actions. In considering the Fund's investment performance, the Board focused principally on the Fund's long-term performance track record.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund's investment performance over time has been satisfactory. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Annual Report and in the Fund's prospectus.

COSTS OF THE SERVICES PROVIDED, AND PROFITS TO BE REALIZED, BY NEW YORK LIFE INVESTMENTS AND MACKAY SHIELDS

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Agreements, and the profits expected to be realized by New York Life Investments and its affiliates due to their relationships with the Fund. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In evaluating the costs and profits of New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund, the Board considered, among other things, each party's investments in personnel, systems, equipment and other resources necessary to manage the Fund, and the fact that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and MacKay Shields must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that New York Life Investments' ability to maintain a strong financial position is important in order for New York Life Investments to continue to provide high-quality ongoing services to the Fund. The Board noted, for


34    MainStay Government Fund
example, increased costs borne by New York Life Investments and its affiliates due to new and ongoing regulatory and compliance requirements. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

The Board also reviewed information from New York Life Investments and its affiliates regarding their estimated profitability due to their overall relationships with the Fund. For New York Life Investments and MacKay Shields, the Board considered information illustrating the revenues and expenses allocated to the Fund.

The Board noted the difficulty in obtaining reliable comparative data about mutual fund managers' profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager's organization, the types of funds it manages, and the manager's capital structure and costs of capital. While recognizing the difficulty in evaluating a manager's profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board with respect to the Fund was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments' affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund's transfer agent and distributor. The information provided to the Board indicated that the profitability to New York Life Investments and its affiliates arising directly from these other arrangements was not excessive. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the annual contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments' relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that the profits to be realized by New York Life Investments and its affiliates (including MacKay Shields) due to their relationships with the Fund are fair and reasonable.

EXTENT TO WHICH ECONOMIES OF SCALE MAY BE REALIZED AS THE FUND GROWS

The Board also considered whether the Fund's expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from New York Life Investments and Strategic Insight showing how the Fund's management fee hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. The Board noted the extent to which the Fund benefits from breakpoints, expense waivers or reimbursements. While recognizing that any precise determination of future economies of scale is necessarily subjective, the Board considered the extent to which New York Life Investments and MacKay Shields may realize a larger profit margin as the Fund's assets grow over time.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund's expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund's expense structure as the Fund grows over time.

MANAGEMENT AND SUBADVISORY FEES AND TOTAL ORDINARY OPERATING EXPENSES

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund's expected total ordinary operating expenses. The Board primarily considered the reasonableness of the overall management fees paid by the Fund to New York Life Investments, since the fees to be paid to MacKay Shields are paid by New York Life Investments, not the Fund. The Board also considered the impact of the Fund's expense limitation arrangements pursuant to which New York Life Investments has agreed to limit the Fund's total ordinary operating expenses.

In assessing the reasonableness of the Fund's fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. The Board noted the impact of the recent economic crisis on the MainStay Group of Funds and, consistent with statements from SEC staff members and with published advice from Strategic Insight, the Board reviewed supplemental peer data that reflected more recent peer groupings based on relatively smaller asset sizes. In addition, the Board considered information provided by New York Life Investments and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account explanations from New York Life Investments and MacKay Shields about the different scope of services provided to retail mutual funds as compared with other investment advisory clients.


                                                   mainstayinvestments.com    35

The Board noted that, outside of the Fund's management fee and the fees charged under a share class's Rule 12b-1 and/or shareholder services plans, a share class's most significant "other expenses" are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a "per-account" fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund's average net assets. The Board took into account information from New York Life Investments showing that the Fund's transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company ("NSC"), the Fund's transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board particularly considered representations from New York Life Investments that the MainStay Group of Funds' transfer agent fee structure is designed to allow NSC to provide transfer agent services to the Funds essentially "at cost," and that NSC historically has realized only very modest profitability from providing transfer agent services to the Funds.

The Board observed that, because the Fund's transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class's expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board noted that transfer agent fees are a significant portion of total expenses of many funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tends to be greater than for other open-end retail funds because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board noted the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company ("New York Life") policyholders, who often maintain smaller account balances than other fund investors. The Board discussed measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) closing small accounts with balances below $500;
(iv) since 2007, charging an annual $20.00 small account fee on accounts with balances below $1,000; (v) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts; and (vi) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors.

After considering all of the factors outlined above--including the reasonableness of the Fund's management fee, share class structure and transfer agent fee schedule--the Board accepted New York Life Investments' proposal to modify the expense limitations on the Fund's share classes in order to increase the amount of class expenses subsidized by New York Life Investments. The Board acknowledged that New York Life Investments may recoup amounts waived or reimbursed under contractual expense limitations if such action does not cause a share class to exceed an expense limitation, and the recoupment is made during the term of the agreement. The Board further acknowledged that New York Life Investments may determine voluntarily to waive expenses of Fund share classes without the right to recoup such expenses.

Based on these considerations, the Board concluded that the Fund's management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board's overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

CONCLUSION

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.



36    MainStay Government Fund

FEDERAL INCOME TAX

INFORMATION (UNAUDITED)

The dividends paid by the Fund during the fiscal year ended October 31, 2009, should be multiplied by 97.5% to arrive at the amount eligible for qualified interest income.

In February 2010, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 the federal tax status of the distributions received by shareholders in calendar year 2009. The amounts that will be reported on such 1099-DIV will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2009.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; or
(ii) on the SEC's website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782);
(ii) by visiting the Fund's website at mainstayinvestments.com; or (iii) on the SEC's website at www.sec.gov.


SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).


                                                   mainstayinvestments.com    37

BOARD MEMBERS AND OFFICERS (UNAUDITED)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, Eclipse Funds, Eclipse Funds Inc., ICAP Funds, Inc. MainStay Funds Trust, and MainStay VP Series Fund, Inc.) (collectively, the "Fund Complex"), the Manager and when applicable, the Subadvisor(s). Each Board member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation upon reaching age 72. A Board Member reaching the age of 72 may continue for additional one-year periods with the approval of the Board's Nominating and Governance Committee.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782).

                                                                                  NUMBER OF
                 TERM OF OFFICE,                                                  FUNDS IN FUND   OTHER
                 POSITION(S) HELD                                                 COMPLEX         DIRECTORSHIPS
NAME AND         WITH THE FUND COMPLEX AND        PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER
 ---------------------------------------------------------------------------------------------------------------------------
INTERESTED BOARD MEMBER*

JOHN Y. KIM      Indefinite;                      Member of the Board of                65        None
9/24/60          ECLIPSE TRUST: Trustee since     Managers, President and Chief
                 2008 (2 funds);                  Executive Officer (since 2008)
                 ECLIPSE FUNDS INC.: Director     of New York Life Investment
                 since 2008 (21 funds);           Management LLC and New York
                 ICAP FUNDS, INC.: Director       Life Investment Management
                 since 2008 (4 funds);            Holdings LLC; Member of the
                 MAINSTAY TRUST: Trustee since    Board of Managers, MacKay
                 2008 (14 funds);                 Shields LLC (since 2008);
                 MAINSTAY FUNDS TRUST: Trustee    Chairman of the Board,
                 since April 2009 (4 funds);      Institutional Capital LLC,
                 and                              Madison Capital LLC, McMorgan
                 MAINSTAY VP SERIES FUND, INC.:   & Company LLC, Chairman and
                 Director since 2008 (20          Chief Executive Officer,
                 portfolios).                     NYLIFE Distributors LLC and
                                                  Chairman of the Board of
                                                  Managers, NYLCAP Manager, LLC
                                                  (since 2008); President,
                                                  Prudential Retirement, a
                                                  business unit of Prudential
                                                  Financial, Inc. (2002 to 2007)
----------------------------------------------------------------------------------------------------------------------------




   * This Board Member is considered to be an "interested person" of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company. New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled "Principal Occupation(s) During the Past Five Years."



38    MainStay Government Fund

                                                                                  NUMBER OF
                 TERM OF OFFICE,                                                  FUNDS IN FUND   OTHER
                 POSITION(S) HELD                                                 COMPLEX         DIRECTORSHIPS
NAME AND         WITH THE FUND COMPLEX AND        PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER
 ---------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED BOARD MEMBERS

SUSAN B. KERLEY  Indefinite;                      President, Strategic                  65        Trustee, Legg Mason
8/12/51          ECLIPSE TRUST: Chairman since    Management Advisors LLC (since                  Partners Funds, Inc.,
                 2005, and Trustee since 2000     1990)                                           since 1991 (59 portfolios)
                 (2 funds);
                 ECLIPSE FUNDS INC.: Chairman
                 since 2005 and Director since
                 1990 (21 funds);
                 ICAP FUNDS, INC.:  Chairman
                 and Director since 2006 (4
                 funds);
                 MAINSTAY TRUST: Chairman and
                 Board Member since 2007;
                 MAINSTAY FUNDS TRUST: Chairman
                 and Trustee since April 2009
                 (4 funds); and
                 MAINSTAY VP SERIES FUND, INC.:
                 Chairman and Director since
                 2007 (20 portfolios).
----------------------------------------------------------------------------------------------------------------------------
ALAN R. LATSHAW  Indefinite;                      Retired; Partner, Ernst &             65        Trustee, State Farm
3/27/51          ECLIPSE TRUST: Trustee and       Young LLP (2002 to 2003);                       Associates Funds Trusts
                 Audit Committee Financial        Partner, Arthur Andersen LLP                    since 2005 (4 portfolios);
                 Expert since 2007 (2 funds);     (1989 to 2002); Consultant to                   Trustee, State Farm Mutual
                 ECLIPSE FUNDS INC.: Director     the MainStay Funds Audit and                    Fund Trust since 2005 (15
                 and Audit Committee Financial    Compliance Committee (2004 to                   portfolios); Trustee,
                 Expert since 2007 (21 funds);    2006)                                           State Farm Variable
                 ICAP FUNDS, INC.:  Director                                                      Product Trust since 2005
                 and Audit Committee Financial                                                    (9 portfolios)
                 Expert since 2007 (4 funds);
                 MAINSTAY TRUST: Trustee and
                 Audit Committee Financial
                 Expert since 2006 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 and Audit Committee Financial
                 Expert since April 2009 (4
                 funds); and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director and Audit Committee
                 Financial Expert since 2007
                 (20 portfolios).
----------------------------------------------------------------------------------------------------------------------------





                                                   mainstayinvestments.com    39

                                                                                  NUMBER OF
                 TERM OF OFFICE,                                                  FUNDS IN FUND   OTHER
                 POSITION(S) HELD                                                 COMPLEX         DIRECTORSHIPS
NAME AND         WITH THE FUND COMPLEX AND        PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER
 ---------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED BOARD MEMBERS

PETER MEENAN     Indefinite;                      Independent Consultant;               65        None
12/5/41          ECLIPSE TRUST: Trustee since     President and Chief Executive
                 2002 (2 funds);                  Officer, Babson--United, Inc.
                 ECLIPSE FUNDS INC.: Director     (financial services firm)
                 since 2002 (21 funds);           (2000 to 2004); Independent
                 ICAP FUNDS, INC.:  Director      Consultant (1999 to 2000);
                 since 2006 (4 funds);            Head of Global Funds, Citicorp
                 MAINSTAY TRUST: Trustee since    (1995 to 1999)
                 2007 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since April 2009 (4 funds);
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 2007 (20
                 portfolios).
----------------------------------------------------------------------------------------------------------------------------
RICHARD H.       Indefinite;                      Managing Director, ICC Capital        65        None
NOLAN, JR.       ECLIPSE TRUST: Trustee since     Management;
11/16/46         2007 (2 funds);                  President--Shields/Alliance,
                 ECLIPSE FUNDS INC.: Director     Alliance Capital Management
                 since 2007 (21 funds);           (1994 to 2004)
                 ICAP FUNDS, INC.:  Director
                 since 2007 (4 funds);
                 MAINSTAY TRUST: Trustee since
                 2007 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since April 2009 (4 funds);
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 2006 (20
                 portfolios).
----------------------------------------------------------------------------------------------------------------------------
RICHARD S.       Indefinite;                      Chairman  and Chief Executive         65        None
TRUTANIC         ECLIPSE TRUST: Trustee since     Officer Somerset & Company
2/13/52          2007 (2 funds);                  (financial advisory firm)
                 ECLIPSE FUNDS INC.: Director     (since 2004); Managing
                 since 2007 (21 funds);           Director The Carlyle Group
                 ICAP FUNDS, INC.:  Director      (private investment firm)
                 since 2007 (4 funds);            (2002 to 2004); Senior
                 MAINSTAY TRUST: Trustee since    Managing Director, Partner and
                 1994 (14 funds);                 Board Member, Groupe Arnault
                 MAINSTAY FUNDS TRUST: Trustee    S.A. (private investment firm)
                 since April 2009 (4 funds);      (1999 to 2002)
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 2007 (20
                 portfolios).
----------------------------------------------------------------------------------------------------------------------------






40    MainStay Government Fund

                                                                                  NUMBER OF
                 TERM OF OFFICE,                                                  FUNDS IN FUND   OTHER
                 POSITION(S) HELD                                                 COMPLEX         DIRECTORSHIPS
NAME AND         WITH THE FUND COMPLEX AND        PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER
 ---------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED BOARD MEMBERS

ROMAN L. WEIL    Indefinite;                      V. Duane Rath Professor               65        None
5/22/40          ECLIPSE TRUST:                   Emeritus of Accounting,
                 Trustee and Audit Committee      Chicago Booth School of
                 Financial Expert since 2007 (2   Business, University of
                 funds);                          Chicago; President, Roman L.
                 ECLIPSE FUNDS INC.: Director     Weil Associates, Inc.
                 and Audit Committee Financial    (consulting firm)
                 Expert since 2007 (21 funds);
                 ICAP FUNDS, INC.:  Director
                 and Audit Committee Financial
                 Expert since 2007 (4 funds);
                 MAINSTAY TRUST: Trustee and
                 Audit Committee Financial
                 Expert since 2007 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since April 2009 (4 funds);
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 1994 and Audit
                 Committee Financial Expert
                 since 2003 (20 portfolios).
----------------------------------------------------------------------------------------------------------------------------
JOHN A. WEISSER  Indefinite;                      Retired. Managing Director of         65        Trustee, Direxion Funds
10/22/41         ECLIPSE TRUST:                   Salomon Brothers, Inc. (1971                    (34 portfolios) and
                 Trustee since 2007 (2 funds);    to 1995)                                        Direxion Insurance Trust
                 ECLIPSE FUNDS INC.: Director                                                     (3 portfolios) since 2007;
                 since 2007 (21 funds);                                                           Trustee, Direxion Shares
                 ICAP FUNDS, INC.:  Director                                                      ETF Trust, since 2008 (22
                 since 2007 (4 funds);                                                            portfolios)
                 MAINSTAY TRUST: Trustee since
                 2007 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since April 2009 (4 funds);
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 1997 (20
                 portfolios).
----------------------------------------------------------------------------------------------------------------------------





                                                   mainstayinvestments.com    41

   At a meeting of the Board Members held on June 18, 2009, the following individuals were appointed to serve as Officers of the MainStay Group of Funds.


           POSITIONS(S)
           HELD
           WITH THE
NAME AND   FUNDS
DATE OF    AND LENGTH OF   PRINCIPAL OCCUPATION(S)
BIRTH      SERVICE         DURING PAST FIVE YEARS
 --------------------------------------------------------------------------------
OFFICERS

JACK R.    Treasurer and   Assistant Treasurer, New York Life Investment
BENIN-     Principal       Management Holdings LLC (since July 2008); Managing
TENDE      Financial and   Director, New York Life Investment Management LLC
5/12/64    Accounting      (since 2007); Treasurer and Principal Financial and
           Officer since   Accounting Officer, MainStay VP Series Fund, Inc. and
           2007            ICAP Funds, Inc. (since 2007), and MainStay Funds
                           Trust (since April 2009); Vice President, Prudential
                           Investments (2000 to 2007); Assistant Treasurer,
                           JennisonDryden Family of Funds, Target Portfolio
                           Trust, The Prudential Series Fund and American Skandia
                           Trust (2006 to 2007); Treasurer and Principal
                           Financial Officer, The Greater China Fund (2007)
---------------------------------------------------------------------------------
JEFFREY    Vice            Managing Director, Compliance (since 2009), Director
A.         President and   and Associate General Counsel, New York Life
ENGELSMAN  Chief           Investment Management LLC (2005 to 2008); Assistant
9/28/67    Compliance      Secretary, NYLIFE Distributors LLC (2006 to 2008);
           Officer since   Vice President and Chief Compliance Officer, ICAP
           January 2009    Funds, Inc. (since January 2009), and MainStay Funds
                           Trust (since April 2009); Assistant Secretary, The
                           MainStay Funds and ICAP Funds, Inc. (2006 to 2008);
                           Assistant Secretary, Eclipse Funds, Eclipse Funds,
                           Inc., and MainStay VP Series Fund, Inc. (2005 to
                           2008); Director and Senior Counsel, Deutsche Asset
                           Management (1999 to 2005)
---------------------------------------------------------------------------------
STEPHEN    President       President and Chief Operating Officer, NYLIFE
P. FISHER  since 2007      Distributors LLC (since 2008); Chairman of the Board,
2/22/59                    NYLIM Service Company (since 2008); Senior Managing
                           Director and Chief Marketing Officer, New York Life
                           Investment Management LLC (since 2005); Managing
                           Director--Retail Marketing, New York Life Investment
                           Management LLC (2003 to 2005); President, MainStay VP
                           Series Fund, Inc. and ICAP Funds, Inc. (since 2007),
                           and MainStay Funds Trust (since April 2009); Managing
                           Director, UBS Global Asset Management (1999 to 2003)
---------------------------------------------------------------------------------
SCOTT T.   Vice            Director, New York Life Investment Management LLC
HAR-       Presiden-       (including predecessor advisory organizations) (since
RINGTON    t -- Adminis-   2000); Executive Vice President, New York Life Trust
2/8/59     tration since   Company and New York Life Trust Company, FSB (since
           2005            2006); Vice President--Administration, MainStay VP
                           Series Fund, Inc. (since 2005), ICAP Funds, Inc.
                           (since 2006) and MainStay Funds Trust (since April
                           2009)
---------------------------------------------------------------------------------
MARGUER-   Chief Legal     Vice President, Associate General Counsel and
ITE E. H.  Officer since   Assistant Secretary, New York Life Insurance Company
MORRISON   2008 and        (since 2008); Managing Director, Associate General
3/26/56    Secretary       Counsel and Assistant Secretary, New York Life
           since 2004      Investment Management LLC (since 2004); Managing
                           Director and Secretary, NYLIFE Distributors LLC;
                           Secretary, NYLIM Service Company (since 2008);
                           Assistant Secretary, New York Life Investment
                           Management Holdings LLC (since 2008); Chief Legal
                           Officer (since 2008) and Secretary, MainStay VP Series
                           Fund, Inc. (since 2004), ICAP Funds, Inc. (since 2006)
                           and MainStay Funds Trust (since April 2009); Chief
                           Legal Officer--Mutual Funds and Vice President and
                           Corporate Counsel, The Prudential Insurance Company of
                           America (2000 to 2004)
---------------------------------------------------------------------------------




   * The Officers listed above are considered to be "interested persons" of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company. New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column captioned "Principal Occupation(s) During Past Five Years." Officers are elected annually by the Boards to serve a one year term.



42    MainStay Government Fund

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MAINSTAY 130/30 CORE FUND
MAINSTAY 130/30 GROWTH FUND
MAINSTAY COMMON STOCK FUND
MAINSTAY EPOCH U.S. ALL CAP FUND
MAINSTAY EPOCH U.S. EQUITY FUND
MAINSTAY EQUITY INDEX FUND(1)
MAINSTAY GROWTH EQUITY FUND
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY MAP FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY U.S. SMALL CAP FUND

INCOME FUNDS
MAINSTAY 130/30 HIGH YIELD FUND
MAINSTAY CASH RESERVES FUND
MAINSTAY DIVERSIFIED INCOME FUND
MAINSTAY FLOATING RATE FUND
MAINSTAY GOVERNMENT FUND
MAINSTAY HIGH YIELD CORPORATE BOND FUND
MAINSTAY INDEXED BOND FUND
MAINSTAY INTERMEDIATE TERM BOND FUND
MAINSTAY MONEY MARKET FUND
MAINSTAY PRINCIPAL PRESERVATION FUND
MAINSTAY SHORT TERM BOND FUND
MAINSTAY TAX FREE BOND FUND

BLENDED FUNDS
MAINSTAY BALANCED FUND
MAINSTAY CONVERTIBLE FUND
MAINSTAY INCOME BUILDER FUND

INTERNATIONAL FUNDS
MAINSTAY 130/30 INTERNATIONAL FUND
MAINSTAY EPOCH GLOBAL CHOICE FUND
MAINSTAY EPOCH GLOBAL EQUITY YIELD FUND
MAINSTAY EPOCH INTERNATIONAL SMALL CAP FUND
MAINSTAY GLOBAL HIGH INCOME FUND
MAINSTAY ICAP GLOBAL FUND
MAINSTAY ICAP INTERNATIONAL FUND
MAINSTAY INTERNATIONAL EQUITY FUND


ASSET ALLOCATION FUNDS
MAINSTAY CONSERVATIVE ALLOCATION FUND
MAINSTAY GROWTH ALLOCATION FUND
MAINSTAY MODERATE ALLOCATION FUND
MAINSTAY MODERATE GROWTH ALLOCATION FUND

RETIREMENT FUNDS
MAINSTAY RETIREMENT 2010 FUND
MAINSTAY RETIREMENT 2020 FUND
MAINSTAY RETIREMENT 2030 FUND
MAINSTAY RETIREMENT 2040 FUND
MAINSTAY RETIREMENT 2050 FUND

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
NEW YORK, NEW YORK

SUBADVISORS

EPOCH INVESTMENT PARTNERS, INC.
NEW YORK, NEW YORK

INSTITUTIONAL CAPITAL LLC(2)
CHICAGO, ILLINOIS

MACKAY SHIELDS LLC(2)
NEW YORK, NEW YORK

MADISON SQUARE INVESTORS LLC(2)
NEW YORK, NEW YORK

MARKSTON INTERNATIONAL LLC
WHITE PLAINS, NEW YORK

WINSLOW CAPITAL MANAGEMENT, INC.
MINNEAPOLIS, MINNESOTA

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 800-MAINSTAY (624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.

                          Not part of the Annual Report

----------------------------------------------------
Not FDIC/NCUA Insured  Not a Deposit  May Lose Value



-------------------------------------------------------
No Bank Guarantee  Not Insured by Any Government Agency
-------------------------------------------------------




NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

mainstayinvestments.com                                       The MainStay Funds

(C) 2009 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-A017131    (RECYCLE LOGO)                        MS283-09     MSG11-12/09
                                                                          07

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 HIGH YIELD CORPORATE BOND FUND



                 Message from the President

                 and

                 Annual Report

                 October 31, 2009

MESSAGE FROM THE PRESIDENT

The 12-month period ended October 31, 2009, was generally positive for stock and bond investors alike. Signs that the economy was beginning to stabilize brought renewed hope to investors and helped generate a sharp turnaround in the stock market.

When the reporting period began, the stock and bond markets were still reacting to the government's massive bailout plan. Several new facilities were instituted to help restore market liquidity, and the Federal Reserve agreed to purchase various types of securities in a strategy known as quantitative easing.

On December 16, 2008, the Federal Open Market Committee lowered the federal funds target rate to a range between 0.0% and 0.25%. Over time, the markets responded favorably to the coordinated efforts of Congress, the Treasury Department, the Federal Deposit Insurance Corporation, the Federal Reserve and other central banks to address the credit crisis. The turning point for the U.S. stock market came in March 2009, when investors became convinced that the worst was over and an economic recovery was likely.

Domestic equities generally advanced for the remainder of the reporting period, with the strongest results coming from stocks that had been among the hardest hit when the market fell. Despite advances in some financial stocks, the financials sector as a whole declined during the reporting period.

International stocks advanced, with strong results in the materials sector as commodity prices recovered. As investors moved from defensive sectors to more cyclical stocks, utilities weakened but semiconductor companies recorded strong results.

In the fixed-income markets, higher-risk segments were particularly strong. High-yield bonds, floating-rate debt and emerging-market debt were generally strong performers. U.S. Treasury securities and high-grade corporate issues, which had been stellar performers in the first half of the reporting period, weakened as investors' appetite for risk increased.

To keep your investments on a solid footing in a shifting market environment, our portfolio managers pursued their respective investment objectives and strategies with confidence and determination. Although short-term variations are an inevitable part of investing, our portfolio managers know that long-term results are the ultimate measure of investment success.

Fortunately, after three calendar quarters of economic contraction, gross domestic product was once again positive in the third quarter of 2009. Corporate profits, while still below third-quarter 2008 levels, have advanced for three consecutive quarters. At MainStay Funds, we find this economic data encouraging, and we hope you do too.

At MainStay, we have long recommended that our clients get invested, stay invested and add to their investments over time. With prudent diversification, gradual portfolio adjustments and a long-term perspective, MainStay shareholders can maintain a positive outlook as they pursue their financial goals.

Sincerely,


/s/ STEPHEN P. FISHER


Stephen P. Fisher
President



                          Not part of the Annual Report

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 HIGH YIELD CORPORATE BOND FUND



                 MainStay Funds

                 Annual Report

                 October 31, 2009

TABLE OF CONTENTS


ANNUAL REPORT
---------------------------------------------

INVESTMENT AND PERFORMANCE COMPARISON       5
---------------------------------------------

PORTFOLIO MANAGEMENT DISCUSSION AND
ANALYSIS                                    9
---------------------------------------------

PORTFOLIO OF INVESTMENTS                   11
---------------------------------------------

FINANCIAL STATEMENTS                       25
---------------------------------------------

NOTES TO FINANCIAL STATEMENTS              31
---------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM                            41
---------------------------------------------

BOARD CONSIDERATION AND APPROVAL OF
MANAGEMENT AGREEMENT AND SUBADVISORY
AGREEMENT                                  42
---------------------------------------------

FEDERAL INCOME TAX INFORMATION             46
---------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        46
---------------------------------------------

SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       46
---------------------------------------------

BOARD MEMBERS AND OFFICERS                 47

INVESTMENT AND PERFORMANCE COMPARISON(1) (UNAUDITED)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.

A 2% REDEMPTION FEE WILL BE IMPOSED ON REDEMPTIONS MADE WITHIN 60 DAYS OF PURCHASE. PERFORMANCE DATA SHOWN DOES NOT REFLECT THIS FEE, WHICH WOULD LOWER PERFORMANCE.


INVESTOR CLASS SHARES(2)--MAXIMUM 4.5% INITIAL SALES CHARGES
--------------------------------------------------------------------------------

AVERAGE ANNUAL              ONE      FIVE     TEN
TOTAL RETURNS               YEAR    YEARS    YEARS
--------------------------------------------------
With sales charges         26.64%    4.23%    6.01%
Excluding sales charges    32.60     5.20     6.50




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                   MAINSTAY HIGH     CREDIT SUISSE
                                  YIELD CORPORATE      HIGH YIELD
                                     BOND FUND           INDEX
                                  ---------------    -------------
10/31/99                                9550             10000
10/31/00                                9660              9923
10/31/01                                9149              9960
10/31/02                                8602              9953
10/31/03                               12368             13085
10/31/04                               13918             14781
10/31/05                               14734             15304
10/31/06                               16146             16878
10/31/07                               17343             18177
10/31/08                               13521             13656
10/31/09                               17930             19478





CLASS A SHARES--MAXIMUM 4.5% INITIAL SALES CHARGES
--------------------------------------------------------------------------------

AVERAGE ANNUAL              ONE      FIVE     TEN
TOTAL RETURNS               YEAR    YEARS    YEARS
--------------------------------------------------
With sales charges         26.76%    4.26%    6.03%
Excluding sales charges    32.74     5.23     6.52




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                   MAINSTAY HIGH     CREDIT SUISSE
                                  YIELD CORPORATE      HIGH YIELD
                                     BOND FUND           INDEX
                                  ---------------    -------------
10/31/99                               23875             25000
10/31/00                               24151             24808
10/31/01                               22873             24900
10/31/02                               21506             24884
10/31/03                               30920             32712
10/31/04                               34795             36952
10/31/05                               36835             38259
10/31/06                               40365             42195
10/31/07                               43356             45442
10/31/08                               33817             34139
10/31/09                               44888             48695





CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL              ONE      FIVE     TEN
TOTAL RETURNS               YEAR    YEARS    YEARS
--------------------------------------------------
With sales charges         26.57%    4.14%    5.71%
Excluding sales charges    31.57     4.44     5.71




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                   MAINSTAY HIGH     CREDIT SUISSE
                                  YIELD CORPORATE      HIGH YIELD
                                     BOND FUND           INDEX
                                  ---------------    -------------
10/31/99                               10000             10000
10/31/00                               10035              9923
10/31/01                                9426              9960
10/31/02                                8817              9953
10/31/03                               12567             13085
10/31/04                               14031             14781
10/31/05                               14738             15304
10/31/06                               16052             16878
10/31/07                               17089             18177
10/31/08                               13249             13656
10/31/09                               17431             19478




1. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares generally have a $25,000 minimum initial investment with no minimum subsequent purchase amount. For investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds, the minimum initial investment is $15,000. Investor Class shares and Class A shares are sold with a maximum initial sales charge of 4.50% and an annual 12b-1 fee of 0.25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of up to 5.00% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million.
2. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain contractual fees and expenses. Unadjusted, the performance shown for Investor Class shares might have been lower.

THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

CLASS C SHARES --MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL              ONE      FIVE     TEN
TOTAL RETURNS               YEAR    YEARS    YEARS
--------------------------------------------------
With sales charges         30.57%    4.43%    5.71%
Excluding sales charges    31.57     4.43     5.71




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                           MAINSTAY HIGH     CREDIT SUISSE
                                          YIELD CORPORATE      HIGH YIELD
                                             BOND FUND           INDEX
                                          ---------------    -------------
10/31/99                                       10000             10000
10/31/00                                       10035              9923
10/31/01                                        9426              9960
10/31/02                                        8817              9953
10/31/03                                       12567             13085
10/31/04                                       14031             14781
10/31/05                                       14738             15304
10/31/06                                       16051             16878
10/31/07                                       17115             18177
10/31/08                                       13248             13656
10/31/09                                       17429             19478





CLASS I SHARES(3)--NO SALES CHARGES
--------------------------------------------------------------------------------

AVERAGE ANNUAL              ONE      FIVE     TEN
TOTAL RETURNS              YEAR     YEARS    YEARS
--------------------------------------------------
                           32.84%    5.49%    6.78%




(PERFORMANCE GRAPH)

                                   MAINSTAY HIGH     CREDIT SUISSE
                                  YIELD CORPORATE      HIGH YIELD
                                     BOND FUND           INDEX
                                  ---------------    -------------
10/31/99                               10000             10000
10/31/00                               10139              9923
10/31/01                                9615              9960
10/31/02                                9073              9953
10/31/03                               13074             13085
10/31/04                               14744             14781
10/31/05                               15647             15304
10/31/06                               17215             16878
10/31/07                               18505             18177
10/31/08                               14501             13656
10/31/09                               19264             19478





CLASS R2 SHARES(4)--NO SALES CHARGES
--------------------------------------------------------------------------------

AVERAGE ANNUAL              ONE      FIVE     TEN
TOTAL RETURNS              YEAR     YEARS    YEARS
--------------------------------------------------
                           32.31%    5.14%    6.41%




(PERFORMANCE GRAPH)

                                   MAINSTAY HIGH     CREDIT SUISSE
                                  YIELD CORPORATE      HIGH YIELD
                                     BOND FUND           INDEX
                                  ---------------    -------------
10/31/99                               10000             10000
10/31/00                               10101              9923
10/31/01                                9550              9960
10/31/02                                8991              9953
10/31/03                               12898             13085
10/31/04                               14495             14781
10/31/05                               15324             15304
10/31/06                               16799             16878
10/31/07                               18001             18177
10/31/08                               14074             13656
10/31/09                               18621             19478





 BENCHMARK PERFORMANCE                        ONE      FIVE     TEN
                                              YEAR    YEARS    YEARS
--------------------------------------------------------------------

Credit Suisse High Yield Index(5)            42.64%    5.67%    6.89%
Average Lipper high current yield fund(6)    35.59     4.08     4.71



3. Performance figures for Class I shares, first offered to the public on January 2, 2004, include the historical performance of Class B shares through January 1, 2004, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for Class I shares might have been lower.
4. Class R2 shares were first offered to the public on December 14, 2007, but did not commence investment operations until May 1, 2008. Performance figures for Class R2 shares include historic performance of Class B shares through April 30, 2008, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for Class R2 shares might have been lower.
5. The Credit Suisse High Yield Index is a market-weighted index that includes publicly traded bonds rated below BBB by Standard & Poor's and below Baa by Moody's. Total returns assume reinvestment of all income and capital gains. The Credit Suisse High Yield Index is the Fund's broad-based securities market index for comparison purposes. An investment cannot be made directly in an index.
6. The average Lipper high current yield fund is representative of funds that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

THE FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



6    MainStay High Yield Corporate Bond Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY HIGH YIELD CORPORATE BOND FUND (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2009, to October 31, 2009, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2009, to October 31, 2009.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended October 31, 2009. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      5/1/09        10/31/09       PERIOD(1)        10/31/09        PERIOD(1)
INVESTOR CLASS SHARES          $1,000.00       $1,215.30        $ 6.20         $1,019.60         $5.65
--------------------------------------------------------------------------------------------------------

CLASS A SHARES                 $1,000.00       $1,217.70        $ 5.87         $1,019.90         $5.35
--------------------------------------------------------------------------------------------------------

CLASS B SHARES                 $1,000.00       $1,213.10        $10.32         $1,015.90         $9.40
--------------------------------------------------------------------------------------------------------

CLASS C SHARES                 $1,000.00       $1,213.10        $10.43         $1,015.80         $9.50
--------------------------------------------------------------------------------------------------------

CLASS I SHARES                 $1,000.00       $1,219.30        $ 4.53         $1,021.10         $4.13
--------------------------------------------------------------------------------------------------------

CLASS R2 SHARES                $1,000.00       $1,214.50        $ 6.53         $1,019.30         $5.95
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (1.11% for Investor Class, 1.05% for Class A, 1.85% for Class B, 1.87% for Class C, 0.81% for Class I and 1.17% for Class R2) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.


                                                    mainstayinvestments.com    7

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2009 (UNAUDITED)

(PORTFOLIO COMPOSITION PIE CHART)

Corporate Bonds                                 74.2
Yankee Bonds                                     9.0
Short-Term Investment                            8.8
Loan Assignments & Participations                5.4
Cash and Other Assets, Less Liabilities          1.2
Foreign Bond                                     0.4
Convertible Preferred Stock                      0.3
Preferred Stocks                                 0.3
Common Stocks                                    0.2
Convertible Bonds                                0.2
Asset-Backed Security                            0.0
Warrants                                         0.0





See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

++ Less than one-tenth of a percent.

TOP TEN ISSUERS HELD AS OF OCTOBER 31, 2009 (EXCLUDING SHORT-TERM INVESTMENT)


    1.  Ford Motor Credit Co. LLC,
        5.549%-12.00%, due 1/15/10-5/15/15
    2.  HCA, Inc., 1.783%-9.875%, due
        9/1/10-4/15/19
    3.  Georgia-Pacific Corp., 7.00%-8.875%, due
        5/15/11-5/15/31
    4.  Charter Communications Operating LLC,
        6.25%-10.375%, due 4/30/12-4/30/14
    5.  Goodyear Tire & Rubber Co. (The),
        5.01%-10.50%, due 12/1/09-5/15/16
    6.  Nova Chemicals Corp., 4.538%-8.625%, due
        1/15/12-11/1/19
    7.  American Real Estate Partners,
        L.P./American Real Estate Finance Corp.,
        7.125%-8.125%, due 6/1/12-2/15/13
    8.  GMAC LLC, 6.75%-8.00%, due
        1/19/10-11/1/31
    9.  Intelsat Subsidiary Holding Co., Ltd.,
        8.50%-8.875%, due 1/15/13-1/15/15
   10.  Texas Competitive Electric Holdings Co.
        LLC, 3.745%, due 10/10/14






8    MainStay High Yield Corporate Bond Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

QUESTIONS ANSWERED BY PORTFOLIO MANAGER J. MATTHEW PHILO, CFA OF MACKAY SHIELDS LLC, THE FUND'S SUBADVISOR.

HOW DID MAINSTAY HIGH YIELD CORPORATE BOND FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12 MONTHS ENDED OCTOBER 31, 2009?

Excluding all sales charges, MainStay High Yield Corporate Bond Fund returned 32.60% for Investor Class shares, 32.74% for Class A shares, 31.57% for Class B shares and 31.57% for Class C shares for the 12 months ended October 31, 2009. Over the same per-iod, the Fund's Class I shares returned 32.84% and Class R2 shares returned 32.31%. All share classes underperformed the 35.59% return of the average Lipper(1) high current yield fund and the 42.64% return of the Credit Suisse High Yield Index(2) for the 12 months ended October 31, 2009. The Credit Suisse High Yield Index is the Fund's broad-based securities-market index. See pages 5 and 6 for Fund returns with sales charges.

WHAT FACTORS INFLUENCED THE HIGH-YIELD CORPORATE BOND MARKET AS A WHOLE DURING THE REPORTING PERIOD?

The high-yield corporate bond market's positive performance was driven by a combination of attractive valuations, increased perception of reduced systemic risk and the growing belief that the economic recession was over. During the reporting period, riskier high-yield bonds significantly outperformed higher-quality bonds.

WHAT FACTORS AFFECTED THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING
PERIOD?

The Fund's performance relative to its benchmark and peers resulted from our bottom-up investment style, which focused on individual companies to determine risk-group weightings in the context of yield spreads(3) as compared to historical levels. Because we anticipated prolonged economic weakness, we positioned the Fund conservatively at the beginning of the reporting period. The Fund's largest industry exposures were in defensive areas, such as health care, energy and utilities. Within each industry, the Fund's investments were focused on higher-quality companies.

During the reporting period, investor sentiment improved dramatically. The federal government's sweeping actions--which included cutting short-term interest rates, expanding support to financial companies and extending loans to the auto industry--reduced fears of major systemic risk. In addition, certain economic data led some to conclude that the economy was close to a bottom.

Our outlook did not significantly change during the reporting period. Based on our interaction with many of the companies in which the Fund invests, we continued to believe that the recent recession would be longer and more severe than the market seemed to be reflecting. While the Fund held some positions rated CCC,(4) it remained underweight in these higher-risk securities relative to the market. This conservative stance detracted from the Fund's relative performance during the 12-month reporting period.

WHAT WERE SOME OF THE INDUSTRY POSITIONS OR SPECIFIC HOLDINGS THAT HAD A MEANINGFUL IMPACT ON THE FUND'S ABSOLUTE PERFORMANCE DURING THE REPORTING PERIOD?

Investments in the energy, transportation and health care industries were the most significant positive contributors to the Fund's absolute performance during the reporting period. The Fund's overweight position in energy, specifically in exploration and production companies, added to the Fund's performance. Within transportation, automotive

----------
The values of debt securities fluctuate depending on various factors, including interest rates, issuer creditworthiness, liquidity, market conditions and maturities. Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings. High-yield debt securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher-quality debt securities and may be subject to greater price volatility. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets.

1. See footnote on page 6 for more information on Lipper Inc.
2. See footnote on page 6 for more information on the Credit Suisse High Yield Index.
3. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The term may also refer to the difference in yield between two specific securities or types of securities at a given time.
4. Debt rated CCC by Standard & Poor's is deemed by Standard & Poor's to be currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor. It is the opinion of Standard & Poor's that in the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

                                                    mainstayinvestments.com    9
investments were the top contributors, led by Ford Motor Company and KAR
Holdings.

HOW DID YOU POSITION THE FUND FROM AN INDUSTRY PERSPECTIVE?

During the reporting period, we increased the Fund's overweight position in transportation. Most auto companies were expecting further recovery as increased production replenished inventories depleted by strong "Cash for Clunkers" related sales.

The Fund maintained an overweight position in health care, but we reduced the position during the reporting period. Several health care companies advanced during the high-yield corporate bond market rally. We also decreased the Fund's exposure to the media and information technology industries during the reporting period.

DID THE FUND MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING
PERIOD?

During the reporting period, the Fund established positions in financing company Harley-Davidson Funding and insurance broker Willis North America. Both are large, high-quality companies whose bonds were trading at what we believed to be extremely attractive valuations. In addition, the Fund purchased bonds issued by Tyson Foods, one of the nation's largest meat processors. All of these purchases had a positive impact on the Fund's performance. The Fund's position in bank debt of wireless communications service provider Alltel was retired by the company following the acquisition of Alltel by Verizon. During the reporting period, the Fund sold its holdings in aeronautics and defense company Hawker Beechcraft at a loss.

HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

As of October 31, 2009, the Fund remained underweight relative to the Credit Suisse High Yield Index in credit risk. Many additions to the Fund during the reporting period were higher-quality non-investment-grade securities or bonds rated BB.(5) In light of market volatility and the Fund's underweight position in lower-rated non-investment-grade securities relative to the Credit Suisse High Yield Index, New York Life Investments,(6) the Fund's Manager, is evaluating the appropriate dividend level for this Fund going forward.




----------

5. Debt rated BB by Standard & Poor's is deemed by Standard & Poor's to be less vulnerable to nonpayment than other speculative issues. In the opinion of Standard & Poor's, however, debt rated BB faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

6. "New York Life Investments" is a service mark used by New York Life Investment Management LLC.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


10    MainStay High Yield Corporate Bond Fund

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2009


                                                                PRINCIPAL
                                                                   AMOUNT            VALUE
LONG-TERM BONDS 89.2%+
ASSET-BACKED SECURITY 0.0%++
------------------------------------------------------------------------------------------

ELECTRIC 0.0%++
Reliant Energy Mid-Atlantic Power Holdings LLC
  9.237%, due 7/2/17                                         $    520,555   $      556,994
                                                                            --------------
Total Asset-Backed Security
  (Cost $479,810)                                                                  556,994
                                                                            --------------


CONVERTIBLE BONDS 0.2%
------------------------------------------------------------------------------------------

INTERNET 0.0%++
At Home Corp.
  4.75%, due 12/31/49 (a)(b)(c)(d)                             61,533,853            6,154
                                                                            --------------


REAL ESTATE INVESTMENT TRUSTS 0.1%
Host Hotels & Resorts, L.P.
  3.25%, due 4/15/24 (e)                                        3,870,000        3,870,000
                                                                            --------------


RETAIL 0.1%
Penske Auto Group, Inc.
  3.50%, due 4/1/26                                             5,695,000        5,744,831
                                                                            --------------
Total Convertible Bonds
  (Cost $6,574,801)                                                              9,620,985
                                                                            --------------


CORPORATE BONDS 74.2%
------------------------------------------------------------------------------------------

ADVERTISING 1.1%
Interpublic Group of Cos., Inc.
  6.25%, due 11/15/14                                          20,420,000       19,118,225
Jostens Intermediate Holding Corp.
  7.625%, due 10/1/12                                          11,577,000       11,649,356
Lamar Media Corp.
  6.625%, due 8/15/15                                          16,883,000       16,123,265
  Series C
  6.625%, due 8/15/15                                           2,765,000        2,612,925
  7.25%, due 1/1/13                                             4,715,000        4,632,488
  9.75%, due 4/1/14                                             8,650,000        9,515,000
                                                                            --------------
                                                                                63,651,259

                                                                            --------------

AEROSPACE & DEFENSE 0.4%
BE Aerospace, Inc.
  8.50%, due 7/1/18                                             8,490,000        8,829,600
L-3 Communications Corp.
  6.125%, due 7/15/13                                           3,535,000        3,561,513
  7.625%, due 6/15/12                                          11,535,000       11,681,494
                                                                            --------------
                                                                                24,072,607
                                                                            --------------

AGRICULTURE 0.6%
Alliance One International, Inc.
  10.00%, due 7/15/16 (e)                                      10,780,000       11,211,200
Reynolds American, Inc.
  7.625%, due 6/1/16                                            8,155,000        8,784,207
  7.75%, due 6/1/18                                            10,705,000       11,565,993
                                                                            --------------
                                                                                31,561,400
                                                                            --------------

AIRLINES 0.3%
DAE Aviation Holdings, Inc.
  11.25%, due 8/1/15 (e)                                       13,130,000       10,766,600
Delta Air Lines, Inc. (Escrow Shares)
  (zero coupon), due 12/27/49 (c)(f)                            5,175,000           51,750
  2.875%, due 2/6/24 (c)(f)                                     7,201,000           79,211
  2.875%, due 2/18/49 (c)(e)(f)                                 4,190,000           46,090
  8.00%, due 6/3/23 (c)(f)                                     13,575,000          149,325
  8.00%, due 6/3/49 (c)(f)                                     10,459,000          115,049
  8.30%, due 12/15/29 (c)(f)                                   11,297,000          112,970
  9.25%, due 3/15/49 (c)(f)                                     9,000,000           90,000
  9.75%, due 5/15/49 (c)(f)                                     2,115,000           21,150
  10.00%, due 8/15/49 (c)(f)                                    8,195,000           81,950
  10.375%, due 12/15/22 (c)(f)                                 15,160,000          151,600
  10.375%, due 2/1/49 (c)(f)                                    6,515,000           65,150
Northwest Airlines, Inc.
  Series 2001-1, Class 1B
  7.691%, due 10/1/18                                           3,186,155        2,501,131
  Series 2002-1, Class IC2
  9.055%, due 5/20/12                                           4,394,947        3,515,958
Northwest Airlines, Inc. (Escrow Shares)
  7.625%, due 11/15/23 (c)(f)                                  11,810,900           28,937
  7.875%, due 12/31/49 (c)(f)                                   8,723,000            9,595
  8.70%, due 3/15/49 (c)(f)                                       445,000              489
  8.875%, due 6/1/49 (c)(f)                                     5,229,300            5,752
  9.875%, due 3/15/37 (c)(f)                                   18,534,200           20,388
  10.00%, due 2/1/49 (c)(f)                                    14,683,200           16,152
                                                                            --------------
                                                                                17,829,247

                                                                            --------------

APPAREL 0.3%
Unifi, Inc.
  11.50%, due 5/15/14                                          19,709,000       18,526,460
                                                                            --------------


AUTO MANUFACTURERS 0.7%
Ford Holdings LLC
  9.30%, due 3/1/30                                             8,400,000        7,266,000
Ford Motor Co.
  6.50%, due 8/1/18                                             2,645,000        2,116,000


+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest issuers held, as of October 31, 2009, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              11

                                                                PRINCIPAL
                                                                   AMOUNT            VALUE
CORPORATE BONDS (CONTINUED)
AUTO MANUFACTURERS (CONTINUED)
Harley-Davidson Funding Corp.
  5.25%, due 12/15/12 (e)                                    $    250,000   $      250,775
  6.80%, due 6/15/18 (e)                                       32,439,000       32,244,236
                                                                            --------------
                                                                                41,877,011
                                                                            --------------

AUTO PARTS & EQUIPMENT 2.7%
Allison Transmission, Inc.
  11.25%, due 11/1/15 (e)(g)                                    6,910,000        6,840,900
American Tire Distributors, Inc.
  6.539%, due 4/1/12 (h)                                        4,635,000        3,945,544
  10.75%, due 4/1/13                                            7,245,000        6,746,906
Cooper Tire & Rubber Co.
  7.625%, due 3/15/27                                           4,680,000        3,837,600
FleetPride Corp.
  11.50%, due 10/1/14 (e)                                      17,535,000       15,803,419
V  Goodyear Tire & Rubber Co. (The)
  5.01%, due 12/1/09 (h)                                       33,035,000       33,035,000
  7.857%, due 8/15/11                                           4,760,000        4,843,300
  8.625%, due 12/1/11                                          15,723,000       16,214,344
  10.50%, due 5/15/16                                          16,585,000       17,953,262
Johnson Controls, Inc.
  5.25%, due 1/15/11                                            7,520,000        7,784,659
  7.70%, due 3/1/15                                             5,405,000        5,997,669
Lear Corp.
  8.75%, due 12/1/16 (c)                                       15,444,000       10,501,920
Tenneco Automotive, Inc.
  8.625%, due 11/15/14                                          3,655,000        3,444,837
  10.25%, due 7/15/13                                           5,427,000        5,589,810
Tenneco, Inc.
  8.125%, due 11/15/15                                         10,891,000       10,673,180
                                                                            --------------
                                                                               153,212,350

                                                                            --------------

BANKS 1.6%
CapitalSource, Inc.
  12.75%, due 7/15/14 (e)                                      19,350,000       19,640,250
V  GMAC LLC
  6.75%, due 12/1/14 (e)                                       29,300,000       26,589,750
  7.25%, due 3/2/11 (e)                                         5,558,000        5,460,735
  7.75%, due 1/19/10 (e)                                        2,775,000        2,775,000
  8.00%, due 11/1/31 (e)                                       32,005,000       27,364,275
Zions BanCorp.
  7.75%, due 9/23/14                                           10,364,000        9,275,780
                                                                            --------------
                                                                                91,105,790

                                                                            --------------

BEVERAGES 0.7%
Constellation Brands, Inc.
  7.25%, due 9/1/16                                             1,150,000        1,152,875
  7.25%, due 5/15/17                                           12,389,000       12,419,972
  8.125%, due 1/15/12                                           3,376,000        3,397,100
  8.375%, due 12/15/14                                            247,000          260,585
Cott Beverages USA, Inc.
  8.00%, due 12/15/11                                          21,899,000       21,926,374
                                                                            --------------
                                                                                39,156,906
                                                                            --------------

BIOTECHNOLOGY 0.4%
Bio-Rad Laboratories, Inc.
  7.50%, due 8/15/13                                            1,420,000        1,441,300
  8.00%, due 9/15/16 (e)                                        7,810,000        8,044,300
Talecris Biotherapeutics Holdings Corp.
  7.75%, due 11/15/16 (e)                                      13,555,000       13,724,438
                                                                            --------------
                                                                                23,210,038

                                                                            --------------

BUILDING MATERIALS 1.2%
Building Materials Corp. of America
  7.75%, due 8/1/14                                            10,592,000       10,433,120
Compression Polymers Corp.
  10.50%, due 7/1/13                                            5,660,000        4,811,000
CRH America, Inc.
  5.625%, due 9/30/11                                           3,550,000        3,748,864
Owens Corning, Inc
  7.00%, due 12/1/36                                            2,245,000        1,882,022
Texas Industries, Inc.
  7.25%, due 7/15/13                                           35,482,000       34,772,360
USG Corp.
  9.75%, due 8/1/14 (e)                                        11,270,000       11,833,500
                                                                            --------------
                                                                                67,480,866

                                                                            --------------

CHEMICALS 1.7%
Huntsman International LLC
  5.50%, due 6/30/16 (e)                                        3,676,000        3,179,740
Mosaic Global Holdings, Inc.
  7.375%, due 12/1/14 (e)                                       3,900,000        4,151,628
  7.625%, due 12/1/16 (e)                                       5,090,000        5,479,604
Nalco Co.
  7.75%, due 11/15/11                                          11,727,000       11,741,659
  8.25%, due 5/15/17 (e)                                        2,390,000        2,509,500
Olin Corp.
  8.875%, due 8/15/19                                           2,800,000        2,933,000
Phibro Animal Health Corp.
  10.00%, due 8/1/13 (e)                                       17,013,000       17,013,000
  13.00%, due 8/1/14 (e)                                        4,095,000        4,013,100
Terra Capital, Inc.
  7.75%, due 11/1/19 (e)                                       17,220,000       17,306,100
Tronox Worldwide LLC/Tronox Finance Corp.
  9.50%, due 12/1/12 (c)                                       29,371,000       18,430,302
Westlake Chemical Corp.
  6.625%, due 1/15/16                                           7,870,000        7,417,475
                                                                            --------------
                                                                                94,175,108
                                                                            --------------





12    MainStay High Yield Corporate Bond Fund         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                PRINCIPAL
                                                                   AMOUNT            VALUE
CORPORATE BONDS (CONTINUED)
COAL 0.3%
Peabody Energy Corp.
  5.875%, due 4/15/16                                        $  1,845,000   $    1,798,875
  6.875%, due 3/15/13                                           3,765,000        3,802,650
  7.375%, due 11/1/16                                           2,185,000        2,206,850
  7.875%, due 11/1/26                                           7,080,000        6,903,000
                                                                            --------------
                                                                                14,711,375
                                                                            --------------

COMMERCIAL SERVICES 2.3%
Cardtronics, Inc.
  9.25%, due 8/15/13                                           16,565,000       16,813,475
Corrections Corp. of America
  6.25%, due 3/15/13                                            1,384,000        1,377,080
  7.75%, due 6/1/17                                             6,990,000        7,199,700
El Comandante Capital Corp.
  (Escrow Shares)
  (zero coupon), due 12/31/50 (a)(b)(f)                        21,941,051        1,579,756
Ford Holdings, Inc.
  9.375%, due 3/1/20                                              750,000          644,062
Great Lakes Dredge & Dock Corp.
  7.75%, due 12/15/13                                          14,650,000       14,283,750
iPayment, Inc.
  9.75%, due 5/15/14                                           16,404,000       11,974,920
Knowledge Learning Corp., Inc.
  7.75%, due 2/1/15 (e)                                        24,640,000       24,054,800
Language Line, Inc.
  11.125%, due 6/15/12                                         18,829,000       19,370,334
Lender Processing Services, Inc.
  8.125%, due 7/1/16                                           10,600,000       11,156,500
Quebecor World, Inc. (Litigation Recovery
  Trust-Escrow Shares)
  6.50%, due 8/1/49 (a)(b)(f)                                     460,000           23,920
  9.75%, due 1/15/49 (a)(b)(e)(f)                              26,020,000        1,353,040
Rural/Metro Operating Co. LLC & Rural/Metro
  Delaware, Inc.
  9.875%, due 3/15/15                                          12,020,000       12,050,050
Service Corp. International
  7.625%, due 10/1/18                                           6,850,000        6,798,625
                                                                            --------------
                                                                               128,680,012

                                                                            --------------

COMPUTERS 0.6%
SunGard Data Systems, Inc.
  4.875%, due 1/15/14                                          12,070,000       10,863,000
  10.625%, due 5/15/15 (e)                                     19,260,000       20,752,650
                                                                            --------------
                                                                                31,615,650
                                                                            --------------

DISTRIBUTION & WHOLESALE 0.3%
ACE Hardware Corp.
  9.125%, due 6/1/16 (e)                                       15,913,000       16,947,345
                                                                            --------------


DIVERSIFIED FINANCIAL SERVICES 1.8%
AmeriCredit Corp.
  8.50%, due 7/1/15                                            15,705,000       14,841,225
Ford Motor Credit Co.
  9.875%, due 8/10/11                                          22,150,000       22,656,681
Global Cash Acceptance/Global Cash Finance Corp.
  8.75%, due 3/15/12                                              818,000          813,910
Janus Capital Group, Inc.
  6.125%, due 9/15/11                                           2,020,000        2,009,122
  6.50%, due 6/15/12                                            4,324,000        4,302,371
  6.95%, due 6/15/17                                           26,050,000       24,763,156
LaBranche & Co., Inc.
  11.00%, due 5/15/12                                          10,010,000        9,622,113
Nuveen Investments, Inc.
  5.00%, due 9/15/10                                            1,272,000        1,240,200
  10.50%, due 11/15/15 (e)                                     10,260,000        9,080,100
Premium Asset Trust/GEFA
  0.513%, due 9/28/10 (e)(h)                                   15,665,000       14,881,750
                                                                            --------------
                                                                               104,210,628

                                                                            --------------

ELECTRIC 4.4%
AES Corp. (The)
  8.75%, due 5/15/13 (e)                                        8,911,000        9,111,497
  9.75%, due 4/15/16 (e)                                       13,825,000       15,069,250
AES Eastern Energy, L.P.
  Series 1999-A
  9.00%, due 1/2/17                                            14,912,252       14,614,007
Calpine Construction Finance Co., L.P./CCFC
  Finance Corp.
  8.00%, due 6/1/16 (e)                                        32,940,000       33,434,100
Calpine Corp.
  7.25%, due 10/15/17 (e)                                      37,579,000       35,418,207
Energy Future Holdings Corp.
  10.875%, due 11/1/17                                         25,445,000       17,684,275
ESI Tractebel Acquisition Corp.
  Class B
  7.99%, due 12/30/11                                           4,687,000        4,687,000
Ipalco Enterprises, Inc.
  7.25%, due 4/1/16 (e)                                         2,800,000        2,821,000
  8.625%, due 11/14/11                                         10,090,000       10,367,475
NRG Energy, Inc.
  7.25%, due 2/1/14                                            14,805,000       14,693,962
  7.375%, due 2/1/16                                            1,090,000        1,083,188
Orion Power Holdings, Inc.
  12.00%, due 5/1/10                                           18,114,000       18,702,705
PNM Resources, Inc.
  9.25%, due 5/15/15                                            8,710,000        8,993,075
Public Service Co. of New Mexico
  7.95%, due 5/15/18                                            8,760,000        8,953,938


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13

                                                                PRINCIPAL
                                                                   AMOUNT            VALUE
CORPORATE BONDS (CONTINUED)
ELECTRIC (CONTINUED)
Reliant Energy Mid-Atlantic Power Holdings LLC
  Series C
  9.681%, due 7/2/26                                         $  3,700,000   $    3,885,000
Reliant Energy, Inc.
  7.625%, due 6/15/14                                           4,685,000        4,567,875
  7.875%, due 6/15/17                                          47,255,000       46,309,900
                                                                            --------------
                                                                               250,396,454

                                                                            --------------

ELECTRICAL COMPONENTS & EQUIPMENT 0.5%
Belden, Inc.
  7.00%, due 3/15/17                                           12,530,000       12,091,450
  9.25%, due 6/15/19 (e)                                       15,000,000       16,050,000
                                                                            --------------
                                                                                28,141,450
                                                                            --------------

ENERGY--ALTERNATE SOURCES 0.3%
Headwaters, Inc.
  11.375%, due 11/1/14 (e)                                     15,460,000       15,498,650
Salton Sea Funding Corp.
  Series E
  8.30%, due 5/30/11 (b)                                           15,461           16,177
                                                                            --------------
                                                                                15,514,827

                                                                            --------------

ENTERTAINMENT 3.0%
American Casino & Entertainment Properties LLC
  11.00%, due 6/15/14 (e)                                      17,420,000       15,329,600
Chukchansi Economic
  Development Authority
  8.00%, due 11/15/13 (e)                                       6,480,000        4,212,000
FireKeepers Development Authority
  13.875%, due 5/1/15 (e)                                       2,410,000        2,602,800
Isle of Capri Casinos, Inc.
  7.00%, due 3/1/14                                            15,333,000       13,684,702
Jacobs Entertainment, Inc.
  9.75%, due 6/15/14                                           19,485,000       17,731,350
Mohegan Tribal Gaming Authority
  6.125%, due 2/15/13                                           2,750,000        2,186,250
  6.875%, due 2/15/15                                           2,380,000        1,570,800
  8.00%, due 4/1/12                                            19,055,000       16,196,750
Peninsula Gaming LLC
  8.375%, due 8/15/15 (e)                                       8,960,000        8,892,800
  10.75%, due 8/15/17 (e)                                       8,570,000        8,505,725
Penn National Gaming, Inc.
  6.75%, due 3/1/15                                            19,010,000       18,154,550
  6.875%, due 12/1/11                                          13,640,000       13,605,900
  8.75%, due 8/15/19 (e)                                        5,045,000        4,931,488
Pinnacle Entertainment, Inc.
  8.25%, due 3/15/12                                            8,761,000        8,761,000
  8.625%, due 8/1/17 (e)                                        7,320,000        7,283,400
Seneca Gaming Corp.
  7.25%, due 5/1/12                                            10,078,000        9,725,270
Speedway Motorsports, Inc.
  6.75%, due 6/1/13                                             2,340,000        2,304,900
  8.75%, due 6/1/16 (e)                                        11,035,000       11,531,575
United Artists Theatre Circuit, Inc.
  Series BA7
  9.30%, due 7/1/15 (a)(b)                                      1,616,754          970,052
                                                                            --------------
                                                                               168,180,912

                                                                            --------------

ENVIRONMENTAL CONTROLS 0.5%
Clean Harbors, Inc.
  7.625%, due 8/15/16 (e)                                       9,620,000        9,860,500
Geo Sub Corp.
  11.00%, due 5/15/12                                          21,865,000       20,006,475
                                                                            --------------
                                                                                29,866,975

                                                                            --------------

FINANCE--AUTO LOANS 2.2%
V  Ford Motor Credit Co. LLC
  5.549%, due 6/15/11 (h)                                       2,790,000        2,706,300
  5.70%, due 1/15/10                                            1,825,000        1,825,856
  7.25%, due 10/25/11                                          27,690,000       27,158,269
  7.375%, due 2/1/11                                            6,870,000        6,897,191
  7.50%, due 8/1/12                                            11,930,000       11,618,090
  7.875%, due 6/15/10                                          22,710,000       22,931,423
  8.00%, due 6/1/14                                            37,860,000       36,811,051
  12.00%, due 5/15/15                                          13,415,000       15,107,557
                                                                            --------------
                                                                               125,055,737

                                                                            --------------

FINANCE--OTHER SERVICES 1.1%
V  American Real Estate Partners, L.P./American
  Real Estate
  Finance Corp.
  7.125%, due 2/15/13                                          39,835,000       39,137,887
  8.125%, due 6/1/12                                           26,125,000       26,125,000
                                                                            --------------
                                                                                65,262,887

                                                                            --------------

FOOD 1.4%
American Stores Co.
  8.00%, due 6/1/26                                            17,044,000       15,339,600
ASG Consolidated LLC/ASG Finance, Inc.
  11.50%, due 11/1/11                                           8,574,000        8,381,085
Ingles Markets, Inc.
  8.875%, due 5/15/17                                           6,725,000        6,893,125
M-Foods Holding, Inc.
  9.75%, due 10/1/13 (e)                                       10,350,000       10,686,375
Stater Brothers Holdings
  7.75%, due 4/15/15                                            5,132,000        5,067,850
  8.125%, due 6/15/12                                             475,000          477,375
Tyson Foods, Inc.
  7.85%, due 4/1/16                                             9,015,000        9,240,375
  8.25%, due 10/1/11                                            3,410,000        3,597,550




14    MainStay High Yield Corporate Bond Fund         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                PRINCIPAL
                                                                   AMOUNT            VALUE
CORPORATE BONDS (CONTINUED)
FOOD (CONTINUED)
Tyson Foods, Inc. (continued)
  10.50%, due 3/1/14                                         $ 18,230,000   $   20,782,200
Tyson Fresh Meats, Inc.
  7.95%, due 2/1/10                                               710,000          714,634
                                                                            --------------
                                                                                81,180,169

                                                                            --------------

FOREST PRODUCTS & PAPER 2.7%
Bowater, Inc.
  9.375%, due 12/15/21 (c)                                     28,888,000        7,799,760
Domtar Corp.
  7.875%, due 10/15/11                                         24,579,000       25,562,160
V  Georgia-Pacific Corp.
  7.00%, due 1/15/15 (e)                                        5,760,000        5,817,600
  7.125%, due 1/15/17 (e)                                       6,845,000        6,913,450
  7.25%, due 6/1/28                                             2,370,000        2,156,700
  7.75%, due 11/15/29                                           1,174,000        1,097,690
  8.00%, due 1/15/24                                           17,193,000       17,364,930
  8.125%, due 5/15/11                                          23,640,000       24,585,600
  8.875%, due 5/15/31                                          29,615,000       30,355,375
Georgia-Pacific LLC
  8.25%, due 5/1/16 (e)                                         4,398,000        4,661,880
  9.50%, due 12/1/11                                            3,000,000        3,240,000
Weyerhaeuser Co.
  6.95%, due 10/1/27                                            3,695,000        3,283,857
  7.375%, due 10/1/19                                          13,935,000       14,364,477
  7.375%, due 3/15/32                                           1,655,000        1,518,411
  8.50%, due 1/15/25                                            4,130,000        4,130,215
                                                                            --------------
                                                                               152,852,105

                                                                            --------------

HAND & MACHINE TOOLS 0.3%
Baldor Electric Co.
  8.625%, due 2/15/17                                           8,521,000        8,776,630
Thermadyne Holdings Corp.
  10.50%, due 2/1/14                                            7,325,000        6,409,375
                                                                            --------------
                                                                                15,186,005

                                                                            --------------

HEALTH CARE--PRODUCTS 1.7%
Biomet, Inc.
  10.00%, due 10/15/17                                         10,140,000       10,963,875
  10.375%, due 10/15/17 (g)                                     4,990,000        5,370,488
  11.625%, due 10/15/17                                        15,965,000       17,501,631
Cooper Cos., Inc. (The)
  7.125%, due 2/15/15                                           7,335,000        7,114,950
Hanger Orthopedic Group, Inc.
  10.25%, due 6/1/14                                           17,895,000       18,968,700
Invacare Corp.
  9.75%, due 2/15/15                                           17,120,000       18,104,400
ReAble Therapeutics Finance LLC/ReAble
  Therapeutics
  Finance Corp.
  11.75%, due 11/15/14                                         18,274,000       18,274,000
Universal Hospital Services, Inc.
  4.635%, due 6/1/15 (h)                                          930,000          781,200
  8.50%, due 6/1/15 (g)                                         1,705,000        1,687,950
                                                                            --------------
                                                                                98,767,194

                                                                            --------------

HEALTH CARE--SERVICES 3.5%
Alliance Imaging, Inc.
  Series B
  7.25%, due 12/15/12                                          29,996,000       29,246,100
Centene Corp.
  7.25%, due 4/1/14                                             6,047,000        5,941,178
Community Health Systems, Inc.
  8.875%, due 7/15/15                                          19,255,000       19,832,650
DaVita, Inc.
  6.625%, due 3/15/13                                          14,620,000       14,400,700
V  HCA, Inc.
  5.75%, due 3/15/14                                            5,065,000        4,710,450
  6.25%, due 2/15/13                                            3,000,000        2,902,500
  6.30%, due 10/1/12                                           26,547,000       26,016,060
  6.375%, due 1/15/15                                           6,784,000        6,343,040
  6.75%, due 7/15/13                                            9,545,000        9,282,512
  7.19%, due 11/15/15                                           5,345,000        4,998,922
  7.875%, due 2/1/11                                            1,600,000        1,632,000
  8.50%, due 4/15/19 (e)                                       15,775,000       16,721,500
  8.75%, due 9/1/10                                             2,860,000        2,910,050
  9.00%, due 12/15/14                                           1,595,000        1,607,186
  9.875%, due 2/15/17 (e)                                       3,645,000        3,918,375
Psychiatric Solutions, Inc.
  7.75%, due 7/15/15                                            8,832,000        8,699,520
Skilled Healthcare Group, Inc.
  11.00%, due 1/15/14                                           5,899,000        6,134,960
Sun Healthcare Group, Inc.
  9.125%, due 4/15/15                                          13,175,000       13,339,687
Vanguard Health Holding Co. II LLC
  9.00%, due 10/1/14                                           18,625,000       19,370,000
                                                                            --------------
                                                                               198,007,390

                                                                            --------------

HOLDING COMPANY--DIVERSIFIED 0.3%
Leucadia National Corp.
  8.125%, due 9/15/15                                          14,255,000       14,433,188
                                                                            --------------


HOME FURNISHING 0.1%
Sealy Mattress Co.
  10.875%, due 4/15/16 (e)                                      7,610,000        8,523,200
                                                                            --------------




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15

                                                                PRINCIPAL
                                                                   AMOUNT            VALUE
CORPORATE BONDS (CONTINUED)
HOUSEHOLD PRODUCTS & WARES 0.4%
ACCO Brands Corp.
  10.625%, due 3/15/15 (e)                                   $    870,000   $      930,900
Jarden Corp.
  7.50%, due 5/1/17                                            13,325,000       13,125,125
Libbey Glass, Inc.
  8.26%, due 6/1/11 (h)                                         8,286,000        8,016,705
                                                                            --------------
                                                                                22,072,730

                                                                            --------------

INSURANCE 1.9%
AIG SunAmerica Global Financing VI
  6.30%, due 5/10/11 (e)                                       14,221,000       13,981,305
Crum & Forster Holdings Corp.
  7.75%, due 5/1/17                                            37,380,000       35,230,650
HUB International Holdings, Inc.
  9.00%, due 12/15/14 (e)                                      27,840,000       26,587,200
Lumbermens Mutual Casualty Co.
  8.30%, due 12/1/37 (c)(e)                                     8,525,000           85,250
  8.45%, due 12/1/97 (c)(e)                                     2,575,000           25,750
  9.15%, due 7/1/26 (c)(e)                                     42,123,000          421,230
USI Holdings Corp.
  4.315%, due 11/15/14 (e)(h)                                   6,375,000        5,259,375
  9.75%, due 5/15/15 (e)                                       11,390,000       10,137,100
Willis North America, Inc.
  6.20%, due 3/28/17                                           16,830,000       16,464,570
                                                                            --------------
                                                                               108,192,430
                                                                            --------------

INTERNET 0.5%
Expedia, Inc.
  7.456%, due 8/15/18                                           7,795,000        8,243,212
  8.50%, due 7/1/16 (e)                                        17,094,000       17,905,965
                                                                            --------------
                                                                                26,149,177

                                                                            --------------

IRON & STEEL 0.4%
Allegheny Ludlum Corp.
  6.95%, due 12/15/25                                          16,350,000       14,485,103
Allegheny Technologies, Inc.
  8.375%, due 12/15/11                                          2,460,000        2,605,526
  9.375%, due 6/1/19                                            7,475,000        8,501,841
                                                                            --------------
                                                                                25,592,470

                                                                            --------------

LEISURE TIME 0.3%
Brunswick Corp./DE
  11.25%, due 11/1/16 (e)                                      13,960,000       15,216,400
Town Sports International Holdings, Inc.
  11.00%, due 2/1/14                                            4,645,000        2,450,238
                                                                            --------------
                                                                                17,666,638
                                                                            --------------

LODGING 1.3%
Boyd Gaming Corp.
  6.75%, due 4/15/14                                            2,375,000        2,149,375
  7.75%, due 12/15/12                                           8,750,000        8,684,375
Gaylord Entertainment Co.
  6.75%, due 11/15/14                                           1,789,000        1,645,880
Majestic Star Casino LLC
  9.50%, due 10/15/10 (c)                                       7,690,000        5,094,625
MGM Mirage, Inc.
  13.00%, due 11/15/13 (e)                                      8,673,000        9,843,855
MTR Gaming Group, Inc.
  Series B
  9.00%, due 6/1/12                                             1,845,000        1,531,350
San Pasqual Casino
  8.00%, due 9/15/13 (e)                                          250,000          237,500
Seminole Hard Rock Entertainment, Inc./Seminole
  Hard Rock International LLC
  2.799%, due 3/15/14 (e)(h)                                   16,105,000       12,964,525
Starwood Hotels & Resorts Worldwide, Inc.
  6.25%, due 2/15/13                                            7,995,000        7,955,025
  6.75%, due 5/15/18                                           16,605,000       15,982,312
  7.875%, due 5/1/12                                            9,080,000        9,443,200
                                                                            --------------
                                                                                75,532,022
                                                                            --------------

MACHINERY--CONSTRUCTION & MINING 0.1%
Terex Corp.
  10.875%, due 6/1/16                                           7,415,000        8,008,200
                                                                            --------------


MEDIA 2.7%
V  Charter Communications Operating LLC
  10.00%, due 4/30/12 (e)                                      31,784,000       32,260,760
  10.375%, due 4/30/14 (e)                                     15,560,000       15,832,300
CSC Holdings, Inc.
  6.75%, due 4/15/12                                           21,995,000       22,874,800
  8.50%, due 4/15/14 (e)                                        7,185,000        7,589,156
CW Media Holdings, Inc.
  13.50%, due 8/15/15 (e)(g)                                    5,290,000        5,395,800
HSN, Inc.
  11.25%, due 8/1/16                                           19,525,000       21,282,250
ION Media Networks, Inc.
  9.041%, due 1/15/13 (c)(e)                                    6,391,039          103,854
Morris Publishing Group LLC
  7.00%, due 8/1/13 (c)                                        20,894,000        5,850,320
Rainbow National Services LLC
  8.75%, due 9/1/12 (e)                                        10,205,000       10,358,075
  10.375%, due 9/1/14 (e)                                      24,935,000       26,181,750
Vertis, Inc.
  18.50%, due 10/1/12 (g)                                      11,330,445        6,005,136
Ziff Davis Media, Inc.
  8.801%, due 7/15/11 (a)(b)                                    3,589,979          861,595
                                                                            --------------
                                                                               154,595,796
                                                                            --------------





16    MainStay High Yield Corporate Bond Fund         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                PRINCIPAL
                                                                   AMOUNT            VALUE
CORPORATE BONDS (CONTINUED)
METAL FABRICATE & HARDWARE 0.4%
Mueller Water Products, Inc.
  7.375%, due 6/1/17                                         $ 16,230,000   $   14,038,950
Neenah Foundary Co.
  9.50%, due 1/1/17                                            16,650,000        8,408,250
                                                                            --------------
                                                                                22,447,200

                                                                            --------------

MINING 1.0%
Freeport-McMoRan Copper & Gold, Inc.
  3.881%, due 4/1/15 (h)                                        4,095,000        4,140,127
  8.25%, due 4/1/15                                            11,275,000       12,092,437
  8.375%, due 4/1/17                                           27,610,000       29,680,750
Vulcan Materials Co.
  7.00%, due 6/15/18                                            8,060,000        8,659,084
                                                                            --------------
                                                                                54,572,398

                                                                            --------------

MISCELLANEOUS--MANUFACTURING 1.0%
Actuant Corp.
  6.875%, due 6/15/17                                          11,640,000       10,970,700
Polypore, Inc.
  8.75%, due 5/15/12                                           15,705,000       15,587,212
RBS Global, Inc./Rexnord Corp.
  9.50%, due 8/1/14                                            18,442,000       18,257,580
Sally Holdings LLC
  9.25%, due 11/15/14                                           7,550,000        7,852,000
SPX Corp.
  7.625%, due 12/15/14                                          5,235,000        5,392,050
                                                                            --------------
                                                                                58,059,542

                                                                            --------------

OFFICE FURNISHINGS 0.2%
Interface, Inc.
  11.375%, due 11/1/13 (e)                                      8,690,000        9,385,200
                                                                            --------------


OIL & GAS 8.6%
Atlas Energy Operating Co. LLC/Atlas Energy
  Finance Corp.
  12.125%, due 8/1/17                                           8,475,000        9,237,750
Berry Petroleum Co.
  10.25%, due 6/1/14                                            9,915,000       10,609,050
Chaparral Energy, Inc.
  8.50%, due 12/1/15                                           18,583,000       16,260,125
  8.875%, due 2/1/17                                           15,635,000       13,719,712
Chesapeake Energy Corp.
  6.375%, due 6/15/15                                           4,512,000        4,297,680
  6.50%, due 8/15/17                                           31,665,000       29,685,937
  6.625%, due 1/15/16                                          13,135,000       12,626,019
  6.875%, due 11/15/20                                          3,325,000        3,059,000
  7.50%, due 9/15/13                                            1,265,000        1,283,975
  7.50%, due 6/15/14                                              740,000          747,400
Comstock Resources, Inc.
  6.875%, due 3/1/12                                            7,805,000        7,765,975
Concho Resources, Inc./Midland TX
  8.625%, due 10/1/17                                           3,515,000        3,620,450
Denbury Resources, Inc.
  7.50%, due 12/15/15                                           1,715,000        1,715,000
  9.75%, due 3/1/16                                             6,435,000        6,901,538
Forest Oil Corp.
  7.25%, due 6/15/19                                           18,185,000       16,957,512
  7.75%, due 5/1/14                                               335,000          330,813
  8.00%, due 12/15/11                                          10,275,000       10,557,562
Frontier Oil Corp.
  6.625%, due 10/1/11                                           5,735,000        5,770,844
  8.50%, due 9/15/16                                           11,060,000       11,281,200
Hilcorp Energy I, L.P./Hilcorp Finance Co.
  7.75%, due 11/1/15 (e)                                       14,581,000       13,924,855
  9.00%, due 6/1/16 (e)                                         9,005,000        9,005,000
Holly Corp.
  9.875%, due 6/15/17 (e)                                      18,030,000       18,661,050
KCS Energy, Inc.
  7.125%, due 4/1/12                                            8,650,000        8,606,750
Kerr-McGee Corp.
  6.95%, due 7/1/24                                             1,765,000        1,868,325
Linn Energy LLC
  9.875%, due 7/1/18                                           13,660,000       13,933,200
  11.75%, due 5/15/17 (e)                                      13,400,000       14,890,750
Mariner Energy, Inc.
  7.50%, due 4/15/13                                           17,480,000       17,043,000
Newfield Exploration Co.
  6.625%, due 9/1/14                                            5,215,000        5,149,813
  6.625%, due 4/15/16                                           9,820,000        9,672,700
  7.125%, due 5/15/18                                          19,975,000       20,049,906
Parker Drilling Co.
  9.625%, due 10/1/13                                           9,710,000        9,807,100
Penn Virginia Corp.
  10.375%, due 6/15/16                                         11,560,000       12,427,000
PetroHawk Energy Corp.
  7.875%, due 6/1/15                                            6,695,000        6,761,950
  9.125%, due 7/15/13                                           1,155,000        1,195,425
  10.50%, due 8/1/14                                            7,425,000        8,093,250
Petroquest Energy, Inc.
  10.375%, due 5/15/12                                         23,808,000       23,450,880
Plains Exploration & Production Co.
  7.00%, due 3/15/17                                            8,505,000        8,079,750
  10.00%, due 3/1/16                                           15,715,000       16,815,050
Pride International, Inc.
  7.375%, due 7/15/14                                          13,860,000       14,275,800
Range Resources Corp.
  6.375%, due 3/15/15                                           5,000,000        4,900,000
  7.375%, due 7/15/13                                             775,000          788,563
  7.50%, due 5/15/16                                            4,485,000        4,496,213
  8.00%, due 5/15/19                                           11,655,000       12,092,062


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              17

                                                                PRINCIPAL
                                                                   AMOUNT            VALUE
CORPORATE BONDS (CONTINUED)
OIL & GAS (CONTINUED)
SandRidge Energy, Inc.
  8.00%, due 6/1/18 (e)                                      $  8,780,000   $    8,692,200
Stone Energy Corp.
  6.75%, due 12/15/14                                           8,685,000        7,208,550
  8.25%, due 12/15/11                                           8,360,000        8,025,600
United Refining Co.
  10.50%, due 8/15/12                                           7,175,000        6,170,500
Venoco, Inc.
  8.75%, due 12/15/11                                           6,289,000        6,446,225
W&T Offshore, Inc.
  8.25%, due 6/15/14 (e)                                        9,465,000        8,731,462
Whiting Petroleum Corp.
  7.00%, due 2/1/14                                            15,685,000       15,626,181
  7.25%, due 5/1/13                                             7,095,000        7,103,869
                                                                            --------------
                                                                               490,420,521

                                                                            --------------

OIL & GAS SERVICES 0.3%
Allis-Chalmers Energy, Inc.
  9.00%, due 1/15/14                                            8,715,000        7,364,175
Complete Production Services, Inc.
  8.00%, due 12/15/16                                          11,900,000       11,275,250
                                                                            --------------
                                                                                18,639,425
                                                                            --------------

PACKAGING & CONTAINERS 1.9%
Ball Corp.
  6.875%, due 12/15/12                                         28,355,000       28,355,000
  7.125%, due 9/1/16                                           10,625,000       10,864,063
  7.375%, due 9/1/19                                           10,800,000       11,043,000
Crown Americas LLC/Crown Americas Capital Corp.
  7.625%, due 11/15/13                                          1,575,000        1,614,375
Greif, Inc.
  7.75%, due 8/1/19 (e)                                         8,100,000        8,302,500
Owens-Brockway Glass Container, Inc.
  6.75%, due 12/1/14                                           22,565,000       22,508,587
  7.375%, due 5/15/16                                           4,910,000        4,959,100
Plastipak Holdings, Inc.
  10.625%, due 8/15/19 (e)                                     13,025,000       14,262,375
Silgan Holdings, Inc.
  7.25%, due 8/15/16 (e)                                        8,740,000        8,871,100
                                                                            --------------
                                                                               110,780,100

                                                                            --------------

PHARMACEUTICALS 0.8%
Catalent Pharma Solutions, Inc.
  10.25%, due 4/15/15 (g)                                      25,135,387       21,867,787
NBTY, Inc.
  7.125%, due 10/1/15                                          13,595,000       13,289,112
Valeant Pharmaceuticals International
  8.375%, due 6/15/16 (e)                                       5,885,000        6,017,413
Warner Chilcott Corp.
  8.75%, due 2/1/15                                             3,686,000        3,815,010
                                                                            --------------
                                                                                44,989,322
                                                                            --------------

PIPELINES 2.7%
ANR Pipeline Co.
  7.375%, due 2/15/24
  11.50%, beginning 11/1/11                                     2,555,000        2,827,151
  9.625%, due 11/1/21                                          19,281,000       26,734,206
Cedar Brakes II LLC
  9.875%, due 9/1/13 (e)                                       14,633,581       14,816,208
Copano Energy LLC
  8.125%, due 3/1/16                                              390,000          381,225
Copano Energy LLC/Copano Energy Finance Corp.
  7.75%, due 6/1/18                                            21,920,000       21,098,000
El Paso Natural Gas Co.
  7.50%, due 11/15/26                                           6,029,000        6,555,531
  7.625%, due 8/1/10                                            8,175,000        8,149,502
  8.375%, due 6/15/32                                          11,060,000       13,148,194
MarkWest Energy Partners, L.P./MarkWest Energy
  Finance Corp.
  Series B
  6.875%, due 11/1/14                                           7,625,000        7,243,750
  8.50%, due 7/15/16                                           25,155,000       25,532,325
  8.75%, due 4/15/18                                           10,521,000       10,757,723
Regency Energy Partners/Regency Energy Finance
  Corp.
  8.375%, due 12/15/13                                          9,194,000        9,423,850
Southern Natural Gas Co.
  7.35%, due 2/15/31                                            1,895,000        2,025,272
  8.00%, due 3/1/32                                             1,420,000        1,625,532
Tennessee Gas Pipeline Co.
  7.625%, due 4/1/37                                            3,265,000        3,669,997
                                                                            --------------
                                                                               153,988,466

                                                                            --------------

REAL ESTATE INVESTMENT TRUSTS 1.3%
Host Hotels & Resorts, L.P.
  6.875%, due 11/1/14                                           6,500,000        6,353,750
Host Marriott, L.P.
  6.375%, due 3/15/15                                           4,370,000        4,173,350
  Series Q
  6.75%, due 6/1/16                                            23,205,000       22,102,762
  Series M
  7.00%, due 8/15/12                                            5,232,000        5,251,620




18    MainStay High Yield Corporate Bond Fund         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                PRINCIPAL
                                                                   AMOUNT            VALUE
CORPORATE BONDS (CONTINUED)
REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
Omega Healthcare Investors, Inc.
  7.00%, due 4/1/14                                          $ 18,365,000   $   17,951,788
Trustreet Properties, Inc.
  7.50%, due 4/1/15                                            19,240,000       20,391,918
                                                                            --------------

                                                                                76,225,188
                                                                            --------------

RETAIL 2.2%
Amerigas Partners, L.P.
  7.25%, due 5/20/15                                            2,000,000        1,970,000
AmeriGas Partners, L.P./AmeriGas Eagle Finance
  Corp.
  7.125%, due 5/20/16                                           2,925,000        2,851,875
Asbury Automotive Group, Inc.
  7.625%, due 3/15/17                                           3,343,000        3,008,700
  8.00%, due 3/15/14                                           13,396,000       12,793,180
AutoNation, Inc.
  2.284%, due 4/15/13 (h)                                       1,360,000        1,285,200
  7.00%, due 4/15/14                                           16,798,000       17,007,975
J.C. Penney Corp., Inc.
  7.125%, due 11/15/23                                         11,460,000       10,829,700
Limited Brands, Inc.
  6.125%, due 12/1/12                                           3,100,000        3,084,500
  8.50%, due 6/15/19 (e)                                        8,450,000        8,872,500
Penske Auto Group, Inc.
  7.75%, due 12/15/16                                          14,280,000       13,780,200
Rite Aid Corp.
  7.50%, due 3/1/17                                             4,718,000        4,222,610
  8.625%, due 3/1/15                                           11,919,000        9,773,580
  9.375%, due 12/15/15                                          1,160,000          962,800
  9.75%, due 6/12/16                                              923,000          996,840
Sally Holdings LLC/Sally Capital, Inc.
  10.50%, due 11/15/16                                            500,000          530,000
Star Gas Partners, L.P./Star Gas Finance Co.
  Series B
  10.25%, due 2/15/13                                          23,620,000       23,856,200
Susser Holdings LLC/Susser
  Finance Corp.
  10.625%, due 12/15/13                                         7,091,000        7,339,185
Wendy's International, Inc.
  6.25%, due 11/15/11                                           3,770,000        3,864,250
                                                                            --------------
                                                                               127,029,295

                                                                            --------------

SOFTWARE 0.4%
Open Solutions, Inc.
  9.75%, due 2/1/15 (e)                                         6,100,000        4,087,000
SS&C Technologies, Inc.
  11.75%, due 12/1/13                                          15,440,000       16,212,000
                                                                            --------------

                                                                                20,299,000
                                                                            --------------

TELECOMMUNICATIONS 5.2%
Alcatel-Lucent USA, Inc.
  6.45%, due 3/15/29                                           35,373,000       27,767,805
American Tower Corp.
  7.25%, due 5/15/19 (e)                                        7,425,000        8,148,938
CC Holdings GS V LLC/Crown Castle GS III Corp.
  7.75%, due 5/1/17 (e)                                        33,700,000       35,385,000
Centennial Cellular Operating Co./Centennial
  Communications Corp.
  10.125%, due 6/15/13                                         20,977,000       21,658,752
Centennial Communications Corp./Cellular Operating
  Co. LLC/Puerto Rico Operations
  8.125%, due 2/1/14                                            2,385,000        2,465,494
Crown Castle International Corp.
  7.125%, due 11/1/19                                          17,630,000       17,365,550
  9.00%, due 1/15/15                                           10,080,000       10,634,400
DigitalGlobe, Inc.
  10.50%, due 5/1/14 (e)                                       10,000,000       10,800,000
GCI, Inc.
  7.25%, due 2/15/14                                           12,360,000       11,958,300
  8.625%, due 11/15/19 (e)                                     20,585,000       20,585,000
GeoEye, Inc.
  9.625%, due 10/1/15 (e)                                      11,190,000       11,553,675
iPCS, Inc.
  2.406%, due 5/1/13  (h)                                       2,210,000        1,933,750
Lucent Technologies, Inc.
  6.50%, due 1/15/28                                           15,100,000       11,853,500
PAETEC Holding Corp.
  9.50%, due 7/15/15                                            9,815,000        8,980,725
Qwest Communications
  International, Inc.
  7.25%, due 2/15/11                                            9,345,000        9,345,000
Qwest Corp.
  7.50%, due 10/1/14                                            4,400,000        4,444,000
  8.875%, due 3/15/12                                          13,755,000       14,477,137
SBA Telecommunications, Inc.
  8.25%, due 8/15/19 (e)                                       14,955,000       15,627,975
Sprint Nextel Corp.
  8.375%, due 8/15/17                                          51,060,000       49,272,900
                                                                            --------------
                                                                               294,257,901

                                                                            --------------

TEXTILES 0.8%
INVISTA
  9.25%, due 5/1/12 (e)                                        43,530,000       43,965,300
                                                                            --------------




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              19

                                                                PRINCIPAL
                                                                   AMOUNT            VALUE
CORPORATE BONDS (CONTINUED)
TRANSPORTATION 0.6%
KAR Holdings, Inc.
  8.75%, due 5/1/14                                          $  9,635,000   $    9,743,394
  10.00%, due 5/1/15                                           23,250,000       23,831,250
                                                                            --------------
                                                                                33,574,644
                                                                            --------------

TRUCKING & LEASING 0.2%
Greenbrier Cos., Inc.
  8.375%, due 5/15/15                                          13,126,000       10,123,428
                                                                            --------------

Total Corporate Bonds
  (Cost $4,111,359,617)                                                      4,219,958,938
                                                                            --------------


FOREIGN BOND 0.4%
------------------------------------------------------------------------------------------

MEDIA 0.4%
Shaw Communications, Inc.
  7.50%, due 11/20/13                                       C$ 22,825,000       24,065,340
                                                                            --------------

Total Foreign Bond
  (Cost $18,022,346)                                                            24,065,340
                                                                            --------------


LOAN ASSIGNMENTS & PARTICIPATIONS 5.4% (I)
------------------------------------------------------------------------------------------

AEROSPACE & DEFENSE 0.2%
DAE Aviation Holdings, Inc.
  Tranche B2 Term Loan
  4.01%, due 7/31/14                                         $  5,782,879        5,378,078
  Tranche B1 Term Loan
  4.04%, due 7/31/14                                            5,911,101        5,497,324
                                                                            --------------
                                                                                10,875,402
                                                                            --------------

AUTO MANUFACTURERS 0.5%
Ford Motor Co.
  Term Loan
  3.288%, due 12/16/13                                         32,963,014       29,301,021
                                                                            --------------


AUTO PARTS & EQUIPMENT 0.1%
FleetPride Corp.
  Term Loan
  3.539%, due 6/6/13                                            7,684,375        6,224,344
                                                                            --------------


BEVERAGES 0.0%++
Dean Foods Co.
  Tranche A Term Loan
  0.904%, due 4/2/12                                            2,461,768        2,309,958
                                                                            --------------


COMMERCIAL SERVICES 0.3%
Lender Processing Services, Inc.
  Term Loan A
  2.493%, due 7/2/13                                           18,993,333       18,850,883
                                                                            --------------


COMPUTERS 0.1%
SunGard Data Systems, Inc.
  Tranche A
  1.994%, due 2/28/14                                           5,454,649        5,103,506
                                                                            --------------


DIVERSIFIED FINANCIAL SERVICES 0.5%
DaimlerChrysler Financial Services Americas LLC
  2nd Lien Term Loan
  6.75%, due 8/3/12                                            31,045,000       27,973,749
                                                                            --------------


ELECTRIC 1.1%
Calpine Corp.
  First Priority Term Loan
  3.165%, due 3/29/14                                           8,164,371        7,495,913
V  Texas Competitive Electric Holdings Co. LLC
  Term Loan B2
  3.745%, due 10/10/14                                         32,034,091       24,761,360
  Term Loan B3
  3.745%, due 10/10/14                                         39,471,635       30,223,194
                                                                            --------------

                                                                                62,480,467
                                                                            --------------

HEALTH CARE--SERVICES 1.0%
Community Health Systems, Inc.
  Delayed Draw Term Loan
  2.493%, due 7/25/14                                           1,909,800        1,778,263
  Term Loan
  2.61%, due 7/25/14                                           27,441,149       25,551,140
V  HCA, Inc.
  Term Loan A
  1.783%, due 11/16/12                                          5,861,098        5,454,484
  Term Loan B
  2.533%, due 11/18/13                                         23,543,200       21,898,449
                                                                            --------------
                                                                                54,682,336
                                                                            --------------

MACHINERY 0.0%++
BHM Technologies LLC
  Exit Term Loan B
  8.50%, due 11/26/13 (a)(b)                                    8,209,723        2,421,868
                                                                            --------------


MEDIA 1.0%
V  Charter Communications
  Operating LLC
  Replacement Term Loan
  6.25%, due 3/6/14                                            29,739,318       26,961,874
Nielsen Finance LLC
  Class A Term Loan
  2.244%, due 8/9/13                                           30,112,434       27,962,737
                                                                            --------------
                                                                                54,924,611
                                                                            --------------





20    MainStay High Yield Corporate Bond Fund         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                PRINCIPAL
                                                                   AMOUNT            VALUE
LOAN ASSIGNMENTS & PARTICIPATIONS (CONTINUED)
RETAIL 0.3%
Toys 'R' Us (Delaware), Inc.
  Term Loan
  5.244%, due 1/19/13                                        $ 17,115,000   $   15,553,256
                                                                            --------------


TELECOMMUNICATIONS 0.3%
Qwest Corp.
  Term Loan B
  6.95%, due 6/30/10                                           18,000,000       18,022,500
                                                                            --------------

Total Loan Assignments & Participations
  (Cost $331,583,604)                                                          308,723,901
                                                                            --------------


YANKEE BONDS 9.0% (J)
------------------------------------------------------------------------------------------

BUILDING MATERIALS 0.3%

Lafarge S.A.
  6.50%, due 7/15/16                                           10,240,000       10,688,532
  7.125%, due 7/15/36                                           7,377,000        7,419,012
                                                                            --------------
                                                                                18,107,544

                                                                            --------------

CHEMICALS 1.2%
V  Nova Chemicals Corp.
  4.538%, due 11/15/13 (h)                                     24,840,000       22,356,000
  6.50%, due 1/15/12                                            3,740,000        3,665,200
  8.375%, due 11/1/16 (e)                                      13,850,000       13,919,250
  8.625%, due 11/1/19 (e)                                      27,935,000       28,284,187
                                                                            --------------
                                                                                68,224,637
                                                                            --------------

DIVERSIFIED TELECOMMUNICATION SERVICES 0.2%
Digicel, Ltd.
  9.25%, due 9/1/12 (e)                                        11,815,000       11,992,225
                                                                            --------------


ELECTRIC 0.2%
Intergen N.V.
  9.00%, due 6/30/17 (e)                                       11,083,000       11,526,320
                                                                            --------------


ELECTRONICS 0.2%
NXP B.V./NXP Funding LLC
  7.875%, due 10/15/14                                         13,315,000       10,984,875
                                                                            --------------


ENTERTAINMENT 0.3%
Galaxy Entertainment Finance Co., Ltd.
  9.875%, due 12/15/12 (e)                                     19,730,000       19,335,400
                                                                            --------------


FOREST PRODUCTS & PAPER 0.7%
Catalyst Paper Corp.
  Series D
  8.625%, due 6/15/11                                           7,675,000        4,835,250
PE Paper Escrow GmbH
  12.00%, due 8/1/14 (e)                                       10,410,000       11,398,950
Smurfit Capital Funding PLC
  7.50%, due 11/20/25                                          26,050,000       20,579,500
                                                                            --------------
                                                                                36,813,700
                                                                            --------------

HEALTH CARE--PRODUCTS 0.4%
DJO Finance LLC/DJO Finance Corp.
  10.875%, due 11/15/14                                        20,197,000       21,055,372
                                                                            --------------


INSURANCE 0.4%
Allied World Assurance Co. Holdings, Ltd.
  7.50%, due 8/1/16                                             6,540,000        6,820,331
Fairfax Financial Holdings, Ltd.
  7.375%, due 4/15/18                                           8,207,000        7,960,790
  7.75%, due 7/15/37                                            4,810,000        4,377,100
  8.30%, due 4/15/26                                            5,395,000        5,125,250
                                                                            --------------
                                                                                24,283,471

                                                                            --------------

LEISURE TIME 0.3%
Willis Group Holdings, Ltd. (Trinity Acquisition,
  Ltd.)
  12.875%, due 12/31/16 (a)(b)(e)                              12,185,000       16,442,013
                                                                            --------------


MEDIA 1.4%
CanWest, L.P.
  9.25%, due 8/1/15 (c)(e)                                      3,135,000          627,000
Quebecor Media, Inc.
  7.75%, due 3/15/16                                           36,570,000       36,112,874
Sun Media Corp.
  7.625%, due 2/15/13                                              40,000           34,400
Videotron Ltee
  6.875%, due 1/15/14                                           2,851,000        2,851,000
  9.125%, due 4/15/18                                          29,300,000       31,717,250
  9.125%, due 4/15/18 (e)                                       5,935,000        6,424,638
                                                                            --------------
                                                                                77,767,162
                                                                            --------------

MISCELLANEOUS--MANUFACTURING 0.1%
Tyco Electronics Group S.A.
  6.00%, due 10/1/12                                            6,810,000        7,253,345
                                                                            --------------


OIL & GAS 0.0%++
Anadarko Finance Co.
  7.50%, due 5/1/31                                             1,017,000        1,122,568
                                                                            --------------


PHARMACEUTICALS 0.2%
Angiotech Pharmaceuticals, Inc.
  4.111%, due 12/1/13 (h)                                      11,280,000        9,362,400
                                                                            --------------




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              21

                                                                PRINCIPAL
                                                                   AMOUNT            VALUE
YANKEE BONDS (CONTINUED)
TELECOMMUNICATIONS 2.8%
Inmarsat Finance PLC
  10.375%, due 11/15/12                                      $ 22,335,000   $   23,060,887
V  Intelsat Subsidiary Holding Co., Ltd.
  8.50%, due 1/15/13                                           34,040,000       34,167,650
  8.875%, due 1/15/15 (e)                                       8,610,000        8,642,288
  8.875%, due 1/15/15                                          13,690,000       13,809,787
Millicom International Cellular S.A.
  10.00%, due 12/1/13                                          25,130,000       25,978,137
Nortel Networks, Ltd.
  6.875%, due 9/1/23 (c)                                        3,000,000        1,020,000
  10.125%, due 7/15/13 (c)                                      3,780,000        2,164,050
  10.75%, due 7/15/16 (c)                                      31,524,000       18,047,490
Rogers Communications, Inc.
  8.00%, due 12/15/12                                           1,180,000        1,214,810
  9.625%, due 5/1/11                                           10,427,000       11,535,599
Satelites Mexicanos S.A. de C.V.
  9.033%, due 11/30/11 (h)                                      1,926,800        1,734,120
Virgin Media Finance PLC
  9.125%, due 8/15/16                                           8,680,000        8,940,400
  9.50%, due 8/15/16                                           10,315,000       10,908,113
                                                                            --------------
                                                                               161,223,331
                                                                            --------------

TRANSPORTATION 0.3%
CEVA Group PLC
  10.00%, due 9/1/14 (e)                                       10,180,000        9,518,300
Kansas City Southern de Mexico S.A. de C.V.
  7.375%, due 6/1/14                                            6,619,000        6,254,955
                                                                            --------------

                                                                                15,773,255
                                                                            --------------

Total Yankee Bonds
  (Cost $490,963,396)                                                          511,267,618
                                                                            --------------

Total Long-Term Bonds
  (Cost $4,958,983,574)                                                      5,074,193,776
                                                                            --------------





                                                                   SHARES

COMMON STOCKS 0.2%
------------------------------------------------------------------------------------------

AIRLINES 0.0%++
Delta Air Lines, Inc. (f)                                           5,233           37,364
                                                                            --------------


COMMERCIAL SERVICES 0.0%++
World Color Press, Inc. (f)                                       174,495        1,570,455
                                                                            --------------


MACHINERY 0.0%++
BHM Technologies Holdings, Inc. (a)(b)                            537,143            5,371
                                                                            --------------


MEDIA 0.0%++
Adelphia Contingent Value Vehicle (a)(b)(f)                    15,507,390          155,074
                                                                            --------------


SOFTWARE 0.0%++
QuadraMed Corp. (b)(f)                                            268,509        1,960,116
                                                                            --------------


TELECOMMUNICATIONS 0.2%
Loral Space & Communications, Ltd. (f)                            328,889        8,689,247
Remote Dynamics, Inc. (f)                                              18                0 (k)
                                                                            --------------

                                                                                 8,689,247
                                                                            --------------

Total Common Stocks
  (Cost $57,828,190)                                                            12,417,627
                                                                            --------------


CONVERTIBLE PREFERRED STOCK 0.3%
------------------------------------------------------------------------------------------

SOFTWARE 0.3%
QuadraMed Corp.
  5.50% (b)(d)                                                    950,000       14,506,500
                                                                            --------------

Total Convertible Preferred Stock
  (Cost $22,798,000)                                                            14,506,500
                                                                            --------------


PREFERRED STOCKS 0.3%
------------------------------------------------------------------------------------------


MACHINERY 0.0%++

BHM Technologies Holdings, Inc.
  10.00% (a)(b)                                                     6,430               64
                                                                            --------------


REAL ESTATE INVESTMENT TRUSTS 0.3%
Sovereign Real Estate Investment Corp.
  12.00% (b)(e)                                                    18,108       19,058,670
                                                                            --------------

Total Preferred Stocks
  (Cost $16,260,073)                                                            19,058,734
                                                                            --------------


                                                                NUMBER OF
                                                                 WARRANTS
WARRANTS 0.0%++
------------------------------------------------------------------------------------------

COMMERCIAL SERVICES 0.0%++
World Color Press, Inc.
  Strike Price $13.00
  Expires 7/20/14 (f)                                              98,897          404,489
  Strike Price $16.30
  Expires 7/20/14 (f)                                              98,897          288,779
                                                                            --------------

Total Warrants
  (Cost $3,822,044)                                                                693,268
                                                                            --------------






22    MainStay High Yield Corporate Bond Fund         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                PRINCIPAL
                                                                   AMOUNT            VALUE
SHORT-TERM INVESTMENT 8.8%
------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT 8.8%
State Street Bank and Trust Co. 0.01%, dated
  10/30/09
  due 11/2/09
  Proceeds at Maturity $499,950,138
  (Collateralized by United States Treasury Bills
  with rates of 0.048% and 0.07% and maturity
  dates of 1/14/10 and 2/11/10, with a Principal
  Amount of $510,030,000 and a Market Value of
  $509,949,585)                                              $499,949,721   $  499,949,721
                                                                            --------------
Total Short-Term Investment
  (Cost $499,949,721)                                                          499,949,721
                                                                            --------------

Total Investments
  (Cost $5,559,641,602) (l)                                          98.8%   5,620,819,626
Cash and Other Assets,
  Less Liabilities                                                    1.2       67,905,038
                                                                    -----     ------------
Net Assets                                                          100.0%  $5,688,724,664
                                                                    =====     ============





++   Less than one-tenth of a percent.
(a)  Fair valued security. The total market
     value of these securities at October 31,
     2009 is $23,818,907, which represents
     0.4% of the Fund's net assets.
(b)  Illiquid security.  The total market
     value of these securities at October 31,
     2009 is $59,360,370, which represents
     1.0% of the Fund's net assets.
(c)  Issue in default.
(d)  Restricted security.
(e)  May be sold to institutional investors
     only under Rule 144A or securities
     offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(f)  Non-income producing security.
(g)  PIK ("Payment in Kind")--interest or
     dividend payment is made with additional
     securities.
(h)  Floating rate.  Rate shown is the rate in
     effect at October 31, 2009.
(i)  Floating Rate Loan--generally pays
     interest at rates which are periodically
     re-determined at a margin above the
     London Inter-Bank Offered Rate ("LIBOR")
     or other short-term rates. The rate shown
     is the rate(s) in effect at October 31,
     2009. Floating Rate Loans are generally
     considered restrictive in that the Fund
     is ordinarily contractually obligated to
     receive consent from the Agent Bank
     and/or borrower prior to disposition of a
     Floating Rate Loan.
(j)  Yankee Bond--dollar-denominated bond
     issued in the United States by a foreign
     bank or corporation.
(k)  Less than one dollar.
(l)  At October 31, 2009, cost is
     $5,568,277,829 for federal income tax
     purposes and net unrealized appreciation
     is as follows:



Gross unrealized appreciation      $ 329,813,910
Gross unrealized depreciation       (277,272,113)
                                    ============
Net unrealized appreciation        $  52,541,797
                                    ============



The following abbreviation is used in the above portfolio:
C$--Canadian Dollar

The following is a summary of the fair valuations according to the inputs used as of October 31, 2009, for valuing the Fund's assets.

ASSET VALUATION INPUTS


                                                   QUOTED
                                                PRICES IN
                                                   ACTIVE      SIGNIFICANT
                                              MARKETS FOR            OTHER           SIGNIFICANT
                                               IDENTICAL        OBSERVABLE          UNOBSERVABLE
                                                   ASSETS           INPUTS                INPUTS
 DESCRIPTION                                    (LEVEL 1)        (LEVEL 2)             (LEVEL 3)             TOTAL
 Investments in Securities
 Long-Term Bonds
  Asset-Backed Security                       $        --   $      556,994    $               --    $      556,994
  Convertible Bonds (a)                                --        9,614,831                 6,154         9,620,985
  Corporate Bonds (b)                                  --    4,215,170,575             4,788,363     4,219,958,938
  Foreign Bond                                         --       24,065,340                    --        24,065,340
  Loan Assignments & Participations (c)                --      306,302,033             2,421,868       308,723,901
  Yankee Bonds (d)                                     --      494,825,605            16,442,013       511,267,618
                                              -----------   --------------    ------------------    --------------
 Total Long-Term Bonds                                 --    5,050,535,378            23,658,398     5,074,193,776
                                              -----------   --------------    ------------------    --------------
 Common Stocks (e)                             12,257,182               --               160,445        12,417,627
 Convertible Preferred Stock                   14,506,500               --                    --        14,506,500


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              23

                                                   QUOTED
                                                PRICES IN
                                                   ACTIVE      SIGNIFICANT
                                              MARKETS FOR            OTHER           SIGNIFICANT
                                                IDENTICAL       OBSERVABLE          UNOBSERVABLE
                                                   ASSETS           INPUTS                INPUTS
 DESCRIPTION                                    (LEVEL 1)        (LEVEL 2)             (LEVEL 3)             TOTAL
 Preferred Stocks (f)                         $19,058,670   $           --           $        64    $   19,058,734
 Warrants                                         693,268               --                    --           693,268
 Short-Term Investment
  Repurchase Agreement                                 --      499,949,721                    --       499,949,721
                                              -----------   --------------    ------------------    --------------
 Total Investments in Securities              $46,515,620   $5,550,485,099           $23,818,907    $5,620,819,626
                                              ===========   ==============    ==================    ==============




(a) The level 3 security valued at $6,154 is held in Internet within the Convertible Bonds section of the Portfolio of Investments.

(b) The level 3 securities valued at $2,956,716, $970,052 and $861,595 are held in Commercial Services, Entertainment and Media, respectively, within the Corporate Bonds section of the Portfolio of Investments.

(c) The level 3 security valued at $2,421,868 is held in Machinery within the Loan Assignments & Participations section of the Portfolio of Investments.

(d) The level 3 security valued at $16,442,013 is held in Leisure Time within the Yankee Bonds section of the Portfolio of Investments.

(e) The level 3 securities valued at $5,371 and $155,074 are held in Machinery and Media, respectively, within the Common Stocks section of the Portfolio of Investments.

(f) The level 3 security valued at $64 is held in Machinery within the Preferred Stock section of the Portfolio of Investments.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

ASSET VALUATION INPUTS

                           BALANCE                                  CHANGE IN                                 NET        NET
                             AS OF     ACCRUED       REALIZED      UNREALIZED                           TRANSFERS  TRANSFERS
 INVESTMENTS           OCTOBER 31,   DISCOUNTS           GAIN    APPRECIATION          NET         NET      IN TO     OUT OF
 IN SECURITIES                2008  (PREMIUMS)         (LOSS)  (DEPRECIATION)    PURCHASES       SALES    LEVEL 3    LEVEL 3
Long-Term Bonds
  Corporate Bonds
     Commercial
       Services        $ 1,579,756     $    --  $          --    $  1,376,960  $        --  $       --        $--        $--
     Entertainment       1,083,258      36,391         39,639            (560)          --    (188,676)        --         --
     Media               3,602,177         689        337,394      (2,611,220)     343,445    (810,890)        --         --
  Convertible Bonds
     Internet                6,153          --             --               1           --          --         --         --
  Loan Assignments &
     Participations
     Machinery                  --          --             --     (17,669,132)  20,091,000          --         --         --
  Yankee Bonds
     Leisure Time               --          --             --       4,257,013   12,185,000          --         --         --
  Common Stocks
     Advertising               104          --           (104)             --           --          --         --         --
     Commercial
       Services             84,344          --    (23,048,641)     22,964,297           --          --         --         --
     Machinery                  --          --             --           5,371           --          --         --         --
     Media               5,698,095          --    (18,548,475)     13,005,454           --          --         --         --
  Preferred Stocks
     Machinery                  --          --             --              64           --          --         --         --
  Warrants
     Media                  46,626          --         (4,097)        (42,529)          --          --         --         --
                       -----------     -------  -------------    ------------  -----------  ----------        ---        ---
  Total                $12,100,513     $37,080   ($41,224,284)   $ 21,285,719  $32,619,445   ($999,566)       $--        $--
                       ===========     =======  =============    ============  ===========  ==========        ===        ===

                                         CHANGE IN
                                        UNREALIZED
                                      APPRECIATION
                                    (DEPRECIATION)
                                              FROM
                           BALANCE     INVESTMENTS
                             AS OF   STILL HELD AT
 INVESTMENTS           OCTOBER 31,     OCTOBER 31,
 IN SECURITIES                2009        2009 (A)
Long-Term Bonds
  Corporate Bonds
     Commercial
       Services        $ 2,956,716    $  1,376,960
     Entertainment         970,052         (36,391)
     Media                 861,595      (2,138,179)
  Convertible Bonds
     Internet                6,154               1
  Loan Assignments &
     Participations
     Machinery           2,421,868     (23,056,172)
  Yankee Bonds
     Leisure Time       16,442,013       4,257,013
  Common Stocks
     Advertising                --              --
     Commercial
       Services                 --              --
     Machinery               5,371           5,371
     Media                 155,074      13,005,454
  Preferred Stocks
     Machinery                  64              64
  Warrants
     Media                      --              --
                       -----------    ------------
  Total                $23,818,907    $ (6,585,879)
                       ===========    ============



(a) Included in "Net change in unrealized depreciation on investments and unfunded commitments" in the Statement of Operations.



24    MainStay High Yield Corporate Bond Fund         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2009


ASSETS:
Investment in securities, at value
  (identified cost $5,559,641,602)  $5,620,819,626
Cash denominated in foreign
  currencies (identified cost
  $694,951)                                791,124
Receivables:
  Dividends and interest               118,056,029
  Fund shares sold                      26,393,008
  Investment securities sold            20,101,778
Other assets                               146,148
                                    --------------
     Total assets                    5,786,307,713
                                    --------------
LIABILITIES:
Unrealized depreciation on
  unfunded commitments                     533,625
Payables:
  Investment securities purchased       54,443,123
  Fund shares redeemed                  24,949,091
  Manager (See Note 3)                   2,687,905
  NYLIFE Distributors (See Note 3)       1,655,795
  Transfer agent (See Note 3)            1,581,276
  Professional fees                        534,811
  Shareholder communication                414,315
  Custodian                                 34,645
  Trustees                                  16,045
Accrued expenses                            27,156
Dividend payable                        10,705,262
                                    --------------
     Total liabilities                  97,583,049
                                    --------------
Net assets                          $5,688,724,664
                                    ==============
COMPOSITION OF NET ASSETS:
Share of beneficial interest
  outstanding
  (par value of $.01 per share)
  unlimited number of shares
  authorized                        $   10,238,715
Additional paid-in capital           6,513,120,716
                                    --------------
                                     6,523,359,431
Accumulated distributions in
  excess of net investment income      (28,095,666)
Accumulated net realized loss on
  investments and foreign currency
  transactions                        (867,288,304)
Net unrealized appreciation on
  investments                           61,178,024
Net unrealized depreciation on
  unfunded commitments                    (533,625)
Net unrealized appreciation on
  translation of other assets and
  liabilities in foreign
  currencies                               104,804
                                    --------------
Net assets                          $5,688,724,664
                                    ==============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                $  265,506,714
                                    ==============
Shares of beneficial interest
  outstanding                           47,404,995
                                    ==============
Net asset value per share
  outstanding                       $         5.60
Maximum sales charge (4.50% of
  offering price)                             0.26
                                    --------------
Maximum offering price per share
  outstanding                       $         5.86
                                    ==============
CLASS A
Net assets applicable to
  outstanding shares                $3,169,961,536
                                    ==============
Shares of beneficial interest
  outstanding                          570,346,090
                                    ==============
Net asset value per share
  outstanding                       $         5.56
Maximum sales charge (4.50% of
  offering price)                             0.26
                                    --------------
Maximum offering price per share
  outstanding                       $         5.82
                                    ==============
CLASS B
Net assets applicable to
  outstanding shares                $  453,918,414
                                    ==============
Shares of beneficial interest
  outstanding                           81,995,748
                                    ==============
Net asset value and offering price
  per share outstanding             $         5.54
                                    ==============
CLASS C
Net assets applicable to
  outstanding shares                $  651,208,826
                                    ==============
Shares of beneficial interest
  outstanding                          117,593,139
                                    ==============
Net asset value and offering price
  per share outstanding             $         5.54
                                    ==============
CLASS I
Net assets applicable to
  outstanding shares                $1,141,889,472
                                    ==============
Shares of beneficial interest
  outstanding                          205,409,993
                                    ==============
Net asset value and offering price
  per share outstanding             $         5.56
                                    ==============
CLASS R2
Net assets applicable to
  outstanding shares                $    6,239,702
                                    ==============
Shares of beneficial interest
  outstanding                            1,121,570
                                    ==============
Net asset value and offering price
  per share outstanding             $         5.56
                                    ==============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              25

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2009


INVESTMENT INCOME:
INCOME:
  Interest                          $  386,608,569
  Dividends                              1,742,353
  Income from securities
     loaned--net                            29,825
                                    --------------
     Total income                      388,380,747
                                    --------------
EXPENSES:
  Manager (See Note 3)                  23,719,546
  Transfer agent--Investor Class
     (See Note 3)                          596,153
  Transfer agent--Class A (See
     Note 3)                             4,477,543
  Transfer agent--Classes B and C
     (See Note 3)                        2,272,096
  Transfer agent--Classes I and R2
     (See Note 3)                        1,394,200
  Distribution/Service--Investor
     Class (See Note 3)                    561,624
  Distribution/Service--Class A
     (See Note 3)                        5,928,514
  Service--Class B (See Note 3)          1,052,601
  Service--Class C (See Note 3)          1,088,266
  Distribution/Service--Class R2
     (See Note 3)                            5,790
  Distribution--Class B (See Note
     3)                                  3,157,803
  Distribution--Class C (See Note
     3)                                  3,264,797
  Shareholder communication              1,307,856
  Professional fees                      1,003,127
  Registration                             213,505
  Trustees                                 197,854
  Custodian                                123,372
  Shareholder service--Class R2
     (See Note 3)                            2,316
  Miscellaneous                            201,776
                                    --------------
     Total expenses                     50,568,739
                                    --------------
Net investment income                  337,812,008
                                    --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
Net realized loss on:
  Security transactions             $ (269,048,840)
  Foreign currency transactions           (335,452)
                                    --------------
Net realized loss on investments
  and foreign currency
  transactions                        (269,384,292)
                                    --------------
Net change in unrealized
  depreciation on:
  Investments and unfunded
     commitments                     1,213,156,467
  Translation of other assets and
     liabilities in foreign
     currencies                            263,832
                                    --------------
Net change in unrealized
  depreciation on investments,
  unfunded commitments and foreign
  currency transactions              1,213,420,299
                                    --------------
Net realized and unrealized gain
  on investments, unfunded
  commitments and foreign currency
  transactions                         944,036,007
                                    --------------
Net increase in net assets
  resulting from operations         $1,281,848,015
                                    ==============






26    MainStay High Yield Corporate Bond Fund         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED OCTOBER 31, 2009 AND OCTOBER 31, 2008


                                        2009              2008
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income       $   337,812,008   $   297,699,145
 Net realized loss on
  investments and foreign
  currency transactions         (269,384,292)      (82,236,499)
 Net change in unrealized
  appreciation
  (depreciation) on
  investments, unfunded
  commitments and foreign
  currency transactions        1,213,420,299    (1,161,568,634)
                             ---------------------------------
 Net increase (decrease)
  in net assets resulting
  from operations              1,281,848,015      (946,105,988)
                             ---------------------------------

Dividends and distributions to shareholders:
 From net investment income:
    Investor Class               (18,662,710)      (10,306,868)
    Class A                     (201,436,732)     (180,897,572)
    Class B                      (31,927,411)      (41,712,167)
    Class C                      (33,178,703)      (24,044,538)
    Class I                      (64,555,801)      (39,100,496)
    Class R2                        (195,078)           (1,209)
                             ---------------------------------
                                (349,956,435)     (296,062,850)
                             ---------------------------------
 Return of capital:
    Investor Class                (1,357,164)         (315,923)
    Class A                      (14,648,602)       (5,544,831)
    Class B                       (2,321,781)       (1,278,552)
    Class C                       (2,412,776)         (737,008)
    Class I                       (4,694,537)       (1,198,500)
    Class R2                         (14,186)              (37)
                             ---------------------------------
                                 (25,449,046)       (9,074,851)
                             ---------------------------------
 Total dividends and
 distributions to
 shareholders                   (375,405,481)     (305,137,701)
                             ---------------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                     $ 2,292,373,937   $ 1,094,308,642
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions              265,187,116       216,335,785
 Cost of shares redeemed
  (a)                         (1,028,314,564)   (1,368,617,284)
                             ---------------------------------
    Increase (decrease) in
     net assets derived
     from capital share
     transactions              1,529,246,489       (57,972,857)
                             ---------------------------------
    Net increase (decrease)
     in net assets             2,435,689,023    (1,309,216,546)

NET ASSETS:
Beginning of year              3,253,035,641     4,562,252,187
                             ---------------------------------
End of year                  $ 5,688,724,664   $ 3,253,035,641
                             =================================
Accumulated distributions
 in excess of net
 investment income at end
 of year                     $   (28,095,666)  $   (14,731,278)
                             =================================



(a) Cost of shares redeemed net of redemption fees of $323,837 for the year ended October 31, 2009 and $359,519 for the year ended October 31, 2008 (See Note (2L)).


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              27

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                               INVESTOR CLASS
                                      -------------------------------
                                                         FEBRUARY 28,
                                                            2008**
                                       YEAR ENDED           THROUGH
                                      OCTOBER 31,         OCTOBER 31,
                                      -------------------------------
                                          2009               2008
Net asset value at beginning of
  period                                $   4.63           $   5.97
                                        --------           --------
Net investment income                       0.40 (a)           0.28 (a)
Net realized and unrealized gain
  (loss) on investments                     1.01              (1.33)
Net realized and unrealized gain
  (loss) on foreign currency
  transactions                              0.00 ++            0.00 ++
                                        --------           --------
Total from investment operations            1.41              (1.05)
                                        --------           --------
Less dividends and distributions:
  From net investment income               (0.41)             (0.28)
  Return of capital                        (0.03)             (0.01)
                                        --------           --------
Total dividends and distributions          (0.44)             (0.29)
                                        --------           --------
Redemption fee (a)                          0.00 ++            0.00 ++
                                        --------           --------
Net asset value at end of period        $   5.60           $   4.63
                                        ========           ========
Total investment return (b)                32.60%            (18.54%)(e)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                     8.18%              7.31% ++
  Net expenses                              1.15%              1.16% ++
  Expenses (before reimbursement)           1.15%              1.16% ++
Portfolio turnover rate                       41%                29%
Net assets at end of period (in
  000's)                                $265,507           $201,850




                                                             CLASS B
                                ----------------------------------------------------------------
                                                     YEAR ENDED OCTOBER 31,
                                ----------------------------------------------------------------
                                  2009        2008        2007             2006          2005
Net asset value at beginning
  of period                     $   4.57    $   6.31    $   6.30        $     6.19    $     6.30
                                --------    --------    --------        ----------    ----------
Net investment income               0.36 (a)    0.38 (a)    0.40 (a)          0.38 (a)      0.40
Net realized and unrealized
  gain (loss) on investments        1.00       (1.73)       0.00 ++           0.15 (d)     (0.08)
Net realized and unrealized
  gain (loss) on foreign
  currency transactions             0.00 ++     0.00 ++     0.00 ++          (0.00)++       0.00 ++
                                --------    --------    --------        ----------    ----------
Total from investment
  operations                        1.36       (1.35)       0.40              0.53          0.32
                                --------    --------    --------        ----------    ----------
Less dividends and
  distributions:
  From net investment income       (0.36)      (0.38)      (0.39)            (0.37)        (0.43)
  Return of capital                (0.03)      (0.01)         --             (0.05)           --
                                --------    --------    --------        ----------    ----------
Total dividends and
  distributions                    (0.39)      (0.39)      (0.39)            (0.42)        (0.43)
                                --------    --------    --------        ----------    ----------
Redemption fee (a)                  0.00 ++     0.00 ++     0.00 ++           0.00 ++       0.00 ++
                                --------    --------    --------        ----------    ----------
Net asset value at end of
  period                        $   5.54    $   4.57    $   6.31        $     6.30    $     6.19
                                ========    ========    ========        ==========    ==========
Total investment return (b)        31.57%     (22.47%)      6.46%             8.92%(c)(d)   5.04%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income             7.49%       6.53%       6.19%             6.02%         6.35%
  Net expenses                      1.91%       1.86%       1.79%             1.81%         1.77%
  Expenses (before
     reimbursement)                 1.91%       1.86%       1.79%             1.82%(c)      1.77%
Portfolio turnover rate               41%         29%         49%               58%           35%
Net assets at end of period
  (in 000's)                    $453,918    $431,398    $811,937        $1,067,018    $2,486,331



**   Commencement of operations.
++   Annualized.
++   Less than one cent per share.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I and Class R2 shares are not subject to sales charges.
(c)  Includes nonrecurring reimbursements from the Manager for professional fees.
     The effect on total return was less than one-hundredth of a percent.
(d)  The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager's reimbursement of such losses was less than
     $0.01 per share on net realized gains on investments and the effect on total investment return was less than 0.01%, respectively.
(e)  Total return is not annualized.





28    MainStay High Yield Corporate Bond Fund         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                            CLASS A
            ----------------------------------------------------------------------



                                       YEAR ENDED OCTOBER 31,
            ----------------------------------------------------------------------
               2009          2008          2007              2006          2005
            $     4.60    $     6.35    $     6.33        $     6.22    $     6.32
            ----------    ----------    ----------        ----------    ----------
                  0.40 (a)      0.43 (a)      0.45 (a)          0.42 (a)      0.45
                  1.00         (1.74)         0.01              0.15 (d)     (0.09)

                  0.00 ++       0.00++        0.00 ++          (0.00)++       0.00 ++
            ----------    ----------    ----------        ----------    ----------
                  1.40         (1.31)         0.46              0.57          0.36
            ----------    ----------    ----------        ----------    ----------

                 (0.41)        (0.43)        (0.44)            (0.41)        (0.46)
                 (0.03)        (0.01)           --             (0.05)           --
            ----------    ----------    ----------        ----------    ----------
                 (0.44)        (0.44)        (0.44)            (0.46)        (0.46)
            ----------    ----------    ----------        ----------    ----------
                  0.00 ++       0.00 ++       0.00 ++           0.00 ++       0.00 ++
            ----------    ----------    ----------        ----------    ----------
            $     5.56    $     4.60    $     6.35        $     6.33    $     6.22
            ==========    ==========    ==========        ==========    ==========
                 32.74%       (22.00%)        7.41%             9.58%(c)(d)   5.86%

                  8.19%         7.33%         6.95%             6.77%         7.10%
                  1.08%         1.07%         1.04%             1.06%         1.02%
                  1.08%         1.07%         1.04%             1.07%(c)      1.02%
                    41%           29%           49%               58%           35%
            $3,169,962    $1,835,090    $2,887,965        $2,806,800    $1,381,080




                                 CLASS C
      ------------------------------------------------------------
                         YEAR ENDED OCTOBER 31,

      ------------------------------------------------------------
        2009        2008        2007            2006        2005
      $   4.57    $   6.31    $   6.30        $   6.19    $   6.30
      --------    --------    --------        --------    --------
          0.36 (a)    0.38 (a)    0.40 (a)        0.38 (a)    0.40
          1.00       (1.73)       0.00 ++         0.15 (d)   (0.09)

          0.00 ++     0.00 ++     0.00 ++        (0.00)++     0.00 ++
      --------    --------    --------        --------    --------
          1.36       (1.35)       0.40            0.53        0.31
      --------    --------    --------        --------    --------

         (0.36)      (0.38)      (0.39)          (0.37)      (0.42)
         (0.03)      (0.01)         --           (0.05)         --
      --------    --------    --------        --------    --------
         (0.39)      (0.39)      (0.39)          (0.42)      (0.42)
      --------    --------    --------        --------    --------
          0.00 ++     0.00 ++     0.00 ++         0.00 ++     0.00 ++
      --------    --------    --------        --------    --------
      $   5.54    $   4.57    $   6.31        $   6.30    $   6.19
      ========    ========    ========        ========    ========
         31.57%     (22.60%)      6.63%           8.91%(c)(d) 5.04%

          7.29%       6.54%       6.20%           6.02%       6.35%
          1.90%       1.86%       1.79%           1.81%       1.77%
          1.90%       1.86%       1.79%           1.82%(c)    1.77%
            41%         29%         49%             58%         35%
      $651,209    $276,418    $422,348        $421,855    $401,923




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              29

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                         CLASS I
                              -------------------------------------------------------------
                                                  YEAR ENDED OCTOBER 31,

                              -------------------------------------------------------------
                                 2009         2008        2007            2006        2005
Net asset value at
  beginning of period         $     4.60    $   6.35    $   6.34        $   6.22    $  6.32
                              ----------    --------    --------        --------    -------
Net investment income               0.41 (a)    0.44 (a)    0.47 (a)        0.44 (a)   0.48
Net realized and
  unrealized gain (loss)
  on investments                    1.00       (1.73)       0.00 ++         0.16      (0.10)
Net realized and
  unrealized gain (loss)
  on foreign currency
  transactions                      0.00 ++     0.00 ++     0.00 ++        (0.00)++    0.00 ++
                              ----------    --------    --------        --------    -------
Total from investment
  operations                        1.41       (1.29)       0.47            0.60       0.38
                              ----------    --------    --------        --------    -------
Less dividends and
  distributions:
  From net investment
     income                        (0.42)      (0.45)      (0.46)          (0.43)     (0.48)
  Return of capital                (0.03)      (0.01)         --           (0.05)        --
                              ----------    --------    --------        --------    -------
Total dividends and
  distributions                    (0.45)      (0.46)      (0.46)          (0.48)     (0.48)
                              ----------    --------    --------        --------    -------
Redemption fee (a)                  0.00 ++     0.00 ++     0.00 ++         0.00 ++    0.00 ++
                              ----------    --------    --------        --------    -------
Net asset value at end of
  period                      $     5.56    $   4.60    $   6.35        $   6.34    $  6.22
                              ==========    ========    ========        ========    =======
Total investment return
  (b)                              32.84%     (21.63%)      7.49%          10.02%(c)(d)6.12%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income             8.38%       7.57%       7.26%           7.03%      7.31%
  Net expenses                      0.83%       0.87%       0.79%           0.80%      0.81%
  Expenses (before
     reimbursement)                 0.83%       0.87%       0.79%           0.81%      0.81%
Portfolio turnover rate               41%         29%         49%             58%        35%
Net assets at end of
  period (in 000's)           $1,141,889    $508,239    $440,002        $117,032    $68,659




                                       CLASS R2
                              --------------------------
                                                MAY 1
                                                2008**
                               YEAR ENDED      THROUGH
                              OCTOBER 31,    OCTOBER 31,

                              --------------------------
                                  2009           2008
Net asset value at
  beginning of period            $ 4.60        $  5.99
                                 ------        -------
Net investment income              0.39 (a)       0.21 (a)
Net realized and
  unrealized gain (loss)
  on investments                   1.01          (1.38)
Net realized and
  unrealized gain on
  foreign currency
  transactions                     0.00 ++        0.00 ++
                                 ------        -------
Total from investment
  operations                       1.40          (1.17)
                                 ------        -------
Less dividends and
  distributions:
  From net investment
     income                       (0.41)         (0.21)
  Return of capital               (0.03)         (0.01)
                                 ------        -------
Total dividends and
  distributions                   (0.44)         (0.22)
                                 ------        -------
Redemption fee (a)                 0.00 ++        0.00 ++
                                 ------        -------
Net asset value at end of
  period                         $ 5.56        $  4.60
                                 ======        =======
Total investment return
  (b)                             32.31%        (20.13%)(e)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income            7.59%          7.48% ++
  Net expenses                     1.18%          1.20% ++
  Expenses (before
     reimbursement)                1.18%          1.20% ++
Portfolio turnover rate              41%            29%
Net assets at end of
  period (in 000's)              $6,240        $    41




**   Commencement of operations.
++   Annualized.
++   Less than one cent per share.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I and Class R2 shares are not subject to sales charges.
(c)  Includes nonrecurring reimbursements from the Manager for professional fees.
     The effect on total return was less than one-hundredth of a percent.
(d)  The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager's reimbursement of such losses was less than
     $0.01 per share on net realized gains on investments and the effect on total investment return was less than 0.01%, respectively.
(e)  Total return is not annualized.





30    MainStay High Yield Corporate Bond Fund         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of fourteen funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay High Yield Corporate Bond Fund (the "Fund"), a diversified fund.

The Fund currently offers six classes of shares. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on May 1, 1986. Class C shares commenced operations on September 1, 1998. Class I shares commenced operations on January 2, 2004. Class R2 shares were first offered to the public on December 14, 2007, but did not commence operations until May 1, 2008. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value ("NAV") per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered at NAV without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and a 1.00% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I and Class R2 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The six classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and bear the same conditions except that Class B and Class C shares are subject to higher distribution and service fee rates than Investor Class, Class A and Class R2 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution or service fee. Class R2 shares are authorized to pay a shareholder service fee to the Manager, as defined in
Note 3(A), its affiliates, or third-party service providers, as compensation for services rendered to shareholders of Class R2 shares.

The Fund's investment objective is to seek maximum current income through investment in a diversified portfolio of high-yield debt securities. Capital appreciation is a secondary objective.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Debt securities are valued at prices supplied by a pricing agent or broker selected by the Fund's Manager (as defined in Note 3(A)) in consultation with the Fund's Subadvisor, if any (as defined in Note 3(A)), whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund's Manager, in consultation with the Fund's Subadvisor, if any, to be representative of market values, at the regular close of trading of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").

Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Investments in other mutual funds are valued at their NAVs as of the close of the New York Stock Exchange on the valuation date.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from a pricing service. The Trust has engaged an independent pricing service to provide market value quotations from dealers in loans.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less ("short-term investments") are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board of Trustees to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's Manager or Subadvisor, as

                                                   mainstayinvestments.com    31
defined in Note 3(A), reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At October 31, 2009, the Fund held securities with a value of $23,818,907 that were valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund's NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor, as defined in Note 3(A), conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund's Board of Trustees, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. Additionally, international equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund's policies and procedures. At October 31, 2009, foreign securities held by the Fund were not fair valued.

"Fair Value" is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

- Level 1--quoted prices in active markets for identical investments

- Level 2--other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

- Level 3--significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of October 31, 2009, for the Fund's investments is included at the end of the Fund's Portfolio of Investments.

The valuation techniques used by the Fund to measure fair value during the year ended October 31, 2009, maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund may have utilized some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets. For the year ended October 31, 2009, there have been no changes to the fair value methodologies.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor, if any, as defined might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring a Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board of Trustees, the Manager or Subadvisor, if any, determines the liquidity of a Fund's investments; in doing so, the Manager or Subadvisor, if any, may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers, (3) the dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued in such manner, as the Board of Trustees in good faith deems appropriate to reflect their fair market value.



32    MainStay High Yield Corporate Bond Fund

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code") applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is "more likely than not" to be sustained assuming examination by taxing authorities. Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Fund's financial statements. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income monthly and distributions of net realized capital and currency gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at NAV, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than short-term investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative NAV on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor, if any, to be creditworthy, pursuant to guidelines established by the Fund's Board of Trustees. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H) LOAN ASSIGNMENTS, PARTICIPATIONS AND COMMITMENTS. The Fund invests in loan assignments and loan participations. Loan assignments and participations ("loans") are agreements to make money available (a "commitment") to a borrower in a specified amount, at a

                                                   mainstayinvestments.com    33
specified rate and within a specified time. Such loans are typically senior, secured and collateralized in nature. The Fund records an investment when the borrower withdraws money and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate ("LIBOR").

The loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

The Fund assumes the credit risk of the borrower, the selling participant and any other persons interpositioned between the Fund and the borrower ("intermediate participants"). In the event that the borrower, selling participant or intermediate participants become insolvent or enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. These unfunded amounts are marked to market and recorded in the Statement of Assets and Liabilities. (See Note 5.)

(I) FOREIGN CURRENCY TRANSACTIONS. The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities--at the valuation date, and

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J) SECURITIES LENDING. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company ("State Street"). State Street will manage the Fund's cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund's portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to borrower's inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or retain a portion of interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate.

(K) RESTRICTED SECURITIES. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933. The Fund may not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expenses and it may be difficult to obtain a prompt sale at an acceptable price. (See Note 7.)

(L) REDEMPTION FEE. The Fund imposes a 2.00% redemption fee on redemptions (including exchanges) of Fund shares made within 60 days of their date of purchase for any class. The redemption fee is designed to offset brokerage commissions and other costs associated with short-term trading and is not assessed on shares acquired through the reinvestment of dividends or distributions paid by the Fund. The redemption fees are included in the Statement of Changes in Net Assets' shares redeemed amount and retained by the Fund.

(M) CONCENTRATION OF RISK. The Fund invests in high-yield securities (sometimes called "junk bonds"),


34    MainStay High Yield Corporate Bond Fund
which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium--a high interest rate or yield--because of the increased risk of loss. These securities can also be subject to greater price volatility.

The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(N) INDEMNIFICATIONS. Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(O) QUANTITATIVE DISCLOSURE OF DERIVATIVE HOLDINGS. The following tables show additional disclosures about the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of October 31, 2009

ASSET DERIVATIVES

                          STATEMENT OF
                           ASSETS AND        EQUITY
                           LIABILITIES    CONTRACTS
                              LOCATION         RISK         TOTAL
                         Investment in
                           securities,
Warrants                      at value     $693,268      $693,268
-----------------------------------------------------------------
Total Fair Value                           $693,268      $693,268
                                        =========================



The effect of derivatives instruments on the Statement of Operations for the year ended October 31, 2009

REALIZED GAIN (LOSS)

                     STATEMENT OF       EQUITY
                       OPERATIONS    CONTRACTS
                         LOCATION         RISK         TOTAL
                Net realized gain
               (loss) on security
Warrants             transactions      $(4,097)      $(4,097)
------------------------------------------------------------
Total Realized Gain (Loss)             $(4,097)      $(4,097)
                                   =========================



CHANGE IN APPRECIATION (DEPRECIATION)

                          STATEMENT OF       EQUITY
                            OPERATIONS    CONTRACTS
                              LOCATION         RISK         TOTAL
                         Net change in
                            unrealized
                          appreciation
                     (depreciation) on
                              security
Warrants                  transactions  $(3,171,305)  $(3,171,305)
                                        -------------------------
Total Change in
  Appreciation
  (Depreciation)                        $(3,171,305)  $(3,171,305)
                                        =========================



NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OR SHARES/UNITS (1)

                                   EQUITY
                                CONTRACTS
                                     RISK         TOTAL
Warrants (2)                       75,101        75,101



(1) Amount disclosed represents the weighted average held during the twelve-month period.

(2) Amount(s) represent(s) number of contracts or number of shares/units.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("New York Life Investments" or "Manager"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of

                                                   mainstayinvestments.com    35

New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and the Subadvisor, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows:
0.60% on assets up to $500 million, 0.55% on assets from $500 million to $5 billion and 0.525% on assets in excess of $5 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate accounting agreement.

For the year ended October 31, 2009, New York Life Investments earned fees from the Fund in the amount of $23,719,546.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) DISTRIBUTION, SERVICE AND SHAREHOLDER SERVICE FEES. The Trust, on behalf of the Fund, has entered into a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class, Class A and Class R2 Plans, the Distributor receives a monthly distribution fee from the Investor Class, Class A and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Investor Class, Class A and Class R2 shares for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares of the Fund pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at an annual rate of 0.25% of the average daily NAV of the Class B and Class C shares of the Fund. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

In accordance with the Shareholder Services Plan for the Class R2 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R2 shares. For its services, the Manager is entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets attributable to the Class R2 shares.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $83,548 and $1,093,667, respectively, for the year ended October 31, 2009 . The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Investor Class, Class A, Class B and Class C shares of $81, $21,626, $466,664 and $139,344, respectively, for the year ended October 31, 2009.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("MainStay Investments"), an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MainStay Investments has entered into an agreement with Boston Financial Data Services, Inc. pursuant to which it performs certain services for which MainStay Investments is responsible. Transfer agent expenses incurred by the Fund for the year ended October 31, 2009, amounted to $8,739,992.

(E) MINIMUM BALANCE FEE. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a minimum balance fee on certain types of accounts. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20. These fees are included in transfer agent fees shown on the Statement of Operations.

(F) CAPITAL. At October 31, 2009, New York Life and its affiliates held beneficially shares of the Fund with the following values and percentages of net assets as follows:

Class A                         $  254,627    0.0%++
-------------------------------------------------
Class C                                114    0.0++
-------------------------------------------------
Class I                          4,487,913    0.4
-------------------------------------------------
Class R2                            26,246    0.4
-------------------------------------------------



++ Less than one-tenth of a percent.

(G) OTHER. Pursuant to the Management Agreement, a portion of the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments is payable directly by the Fund. For the year ended October 31, 2009, these fees, which are included in professional fees shown on the Statement of Operations, were $195,506.



36    MainStay High Yield Corporate Bond Fund

NOTE 4--FEDERAL INCOME TAX:

As of October 31, 2009, the components of accumulated gain (loss) on a tax basis were as follows:

                ACCUMULATED           OTHER         UNREALIZED          TOTAL
 ORDINARY    CAPITAL AND OTHER      TEMPORARY      APPRECIATION      ACCUMULATED
  INCOME        GAIN (LOSS)        DIFFERENCES    (DEPRECIATION)     GAIN (LOSS)
    $--        $(862,798,662)     $(10,705,263)     $38,869,158     $(834,634,767)
---------------------------------------------------------------------------------



The difference between book-basis and tax basis unrealized depreciation is primarily due to wash sales deferrals, premium amortization adjustments, partnership adjustments and adjustments as a result of securities in default.

The other temporary differences are primarily due to distribution payable and defaulted bond interest.

The following table discloses the current year reclassifications between accumulated undistributed net investment income, accumulated net realized loss on investments and additional paid-in capital arising from permanent differences; net assets at October 31, 2009 are not affected.


   ACCUMULATED       ACCUMULATED
  UNDISTRIBUTED     NET REALIZED       ADDITIONAL
 NET INVESTMENT    GAIN (LOSS) ON       PAID-IN
  INCOME (LOSS)      INVESTMENTS        CAPITAL
  $24,229,085        $83,828,010     $(108,057,095)
--------------------------------------------------



The reclassifications for the Fund are primarily due to premium amortization adjustments, foreign currency gain (loss), paydown gain (loss), adjustments as a result of consent payments and return of capital distributions.

At October 31, 2009, for federal income tax purposes, capital loss carryforwards of $862,798,662 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

   CAPITAL LOSS        CAPITAL LOSS
AVAILABLE THROUGH    AMOUNTS (000'S)
       2010              $169,120
       2011               306,034
       2014                34,845
       2016                84,576
       2017               268,224
------------------------------------

      Total              $862,799
------------------------------------



The tax character of distributions paid during the years ended October 31, 2009 and October 31, 2008, shown in the Statement of Changes in Net Assets, was as follows:

                                2009           2008
Distributions paid from:
  Ordinary Income           $349,956,435   $296,062,850
  Return of Capital           25,449,046      9,074,851
-------------------------------------------------------
Total                       $375,405,481   $305,137,701
-------------------------------------------------------



NOTE 5--COMMITMENTS AND CONTINGENCIES:

At October 31, 2009, the Fund had unfunded loan commitments pursuant to the following loan agreements:


                               UNFUNDED     UNREALIZED
 BORROWER                    COMMITMENT   DEPRECIATION
BHM Technologies LLC
  Revolver A due 11/26/10   $ 1,095,000      $ (12,319)
------------------------------------------------------
BHM Technologies LLC
  Revolver B due 11/26/10     5,005,000        (56,306)
------------------------------------------------------
Lender Processing
  Services, Inc. Revolver
  due 7/2/13                  5,166,667       (465,000)
------------------------------------------------------
Total                       $11,266,667      $(533,625)
------------------------------------------------------



The commitment is available until maturity date of the security.

NOTE 6--FOREIGN CURRENCY TRANSACTIONS:

As of October 31, 2009, the Fund held the following foreign currency:

                      CURRENCY          COST          VALUE
Canadian Dollar    CAD 856,035   USD 694,951    USD 791,124
-----------------------------------------------------------





                                                   mainstayinvestments.com    37

NOTE 7--RESTRICTED SECURITIES:

As of October 31, 2009, the Fund held the following restricted securities:

                                   DATE(S) OF       PRINCIPAL                    10/31/09   PERCENTAGE OF
SECURITY                          ACQUISITION   AMOUNT/SHARES          COST         VALUE      NET ASSETS
At Home Corp.
  Convertible Bond 4.75%, due
     12/31/49                         7/25/01    $61,533,853    $         0   $     6,154             0.0%++
---------------------------------------------------------------------------------------------------------
QuadraMed Corp.
  Convertible Preferred Stock
     5.50%                            6/16/04        950,000     22,798,000    14,506,500             0.3
---------------------------------------------------------------------------------------------------------
Total                                                           $22,798,000   $14,512,654             0.3%
---------------------------------------------------------------------------------------------------------



++ Less than one-tenth of a percent.

NOTE 8--CUSTODIAN:

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 9--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests.

Effective September 2, 2009, the line of credit was reduced from $160,000,000 to $125,000,000 and the commitment fee rate was increased from an annual rate of 0.08% to an annual rate of 0.10% of the average commitment amount, plus a 0.04% up-front payment payable, regardless of usage, to The Bank of New York Mellon, which serves as agent to the syndicate. The commitment fee and upfront payment are allocated among the Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month LIBOR rate, whichever is higher. There were no borrowings made or outstanding with respect to the Fund on the line of credit during the year ended October 31, 2009.

NOTE 10--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended October 31, 2009, purchases and sales of securities, other than short-term securities, were $2,879,040 and $1,544,976, respectively.

NOTE 11--CAPITAL SHARE TRANSACTIONS:


 INVESTOR CLASS                   SHARES           AMOUNT
Year ended October 31, 2009:
Shares sold                    7,474,779   $   36,392,998
Shares issued to
  shareholders in
  reinvestment of
  dividends                    3,560,027       17,263,693
Shares redeemed               (7,329,380)     (35,058,492)
                            -----------------------------
Net increase in shares
  outstanding before
  conversion                   3,705,426       18,598,199
Shares converted into
  Investor Class (See Note
  1)                           5,370,988       25,224,728
Shares converted from
  Investor Class (See Note
  1)                          (5,295,364)     (27,168,518)
                            -----------------------------
Net increase                   3,781,050   $   16,654,409
                            =============================

Period ended October 31, 2008 (a):
Shares sold                    4,557,981   $   26,497,030
Shares issued to
  shareholders in
  reinvestment of
  dividends                    1,631,896        9,176,570
Shares redeemed               (5,564,259)     (31,581,862)
                            -----------------------------
Net increase in shares
  outstanding before
  conversion                     625,618        4,091,738
Shares converted into
  Investor Class (See Note
  1)                          45,857,130      268,437,800
Shares converted from
  Investor Class (See Note
  1)                          (2,858,803)     (16,336,797)
                            -----------------------------
Net increase                  43,623,945   $  256,192,741
                            =============================

(a) Investor Class shares were first offered on February
    28, 2008.



38    MainStay High Yield Corporate Bond Fund

 CLASS A                          SHARES           AMOUNT
Year ended October 31,
  2009:
Shares sold                  242,801,884   $1,165,347,013
Shares issued to
  shareholders in
  reinvestment of
  dividends                   31,379,867      152,076,855
Shares redeemed             (117,461,324)    (566,849,942)
                            -----------------------------
Net increase in shares
  outstanding before
  conversion                 156,720,427      750,573,926
Shares converted into
  Class A (See Note 1)        16,413,917       80,507,811
Shares converted from
  Class A (See Note 1)        (2,089,045)      (9,581,698)
                            -----------------------------
Net increase                 171,045,299   $  821,500,039
                            =============================
Year ended October 31, 2008:
Shares sold                   91,709,161   $  530,946,871
Shares issued to
  shareholders in
  reinvestment of
  dividends                   22,806,805      131,870,658
Shares redeemed             (141,198,113)    (817,912,644)
                            -----------------------------
Net decrease in shares
  outstanding before
  conversion                 (26,682,147)    (155,095,115)
Shares converted into
  Class A (See Note 1)        15,310,981       89,852,082
Shares converted from
  Class A (See Note 1)       (44,367,759)    (257,708,595)
                            -----------------------------
Net decrease                 (55,738,925)  $ (322,951,628)
                            =============================


 CLASS B                          SHARES           AMOUNT
Year ended October 31,
  2009:
Shares sold                   14,445,487   $   68,012,697
Shares issued to
  shareholders in
  reinvestment of
  dividends                    5,009,794       23,866,848
Shares redeemed              (17,356,879)     (81,542,132)
                            -----------------------------
Net increase in shares
  outstanding before
  conversion                   2,098,402       10,337,413
Shares converted from
  Class B (See Note 1)       (14,473,228)     (68,982,323)
                            -----------------------------
Net decrease                 (12,374,826)  $  (58,644,910)
                            =============================
Year ended October 31, 2008:
Shares sold                    6,132,253   $   35,711,486
Shares issued to
  shareholders in
  reinvestment of
  dividends                    5,017,413       28,939,798
Shares redeemed              (31,105,623)    (179,967,645)
                            -----------------------------
Net decrease in shares
  outstanding before
  conversion                 (19,955,957)    (115,316,361)
Shares converted from
  Class B (See Note 1)       (14,287,468)     (84,244,490)
                            -----------------------------
Net decrease                 (34,243,425)  $ (199,560,851)
                            =============================


 CLASS C                          SHARES           AMOUNT
Year ended October 31,
  2009:
Shares sold                   68,447,828   $  328,094,877
Shares issued to
  shareholders in
  reinvestment of
  dividends                    4,426,577       21,598,153
Shares redeemed              (15,724,607)     (75,733,952)
                            -----------------------------
Net increase                  57,149,798   $  273,959,078
                            =============================
Year ended October 31, 2008:
Shares sold                   13,274,273   $   76,853,924
Shares issued to
  shareholders in
  reinvestment of
  dividends                    2,587,539       14,868,368
Shares redeemed              (22,299,748)    (127,662,758)
                            -----------------------------
Net decrease                  (6,437,936)  $  (35,940,466)
                            =============================


 CLASS I                          SHARES           AMOUNT
Year ended October 31,
  2009:
Shares sold                  139,507,704   $  688,573,602
Shares issued to
  shareholders in
  reinvestment of
  dividends                   10,230,251       50,186,636
Shares redeemed              (54,838,101)    (268,508,467)
                            -----------------------------
Net increase                  94,899,854   $  470,251,771
                            =============================
Year ended October 31, 2008:
Shares sold                   72,666,498   $  424,248,877
Shares issued to
  shareholders in
  reinvestment of
  dividends                    5,491,601       31,479,145
Shares redeemed              (36,892,114)    (211,492,375)
                            -----------------------------
Net increase                  41,265,985   $  244,235,647
                            =============================


 CLASS R2                         SHARES           AMOUNT
Year ended October 31,
  2009:
Shares sold                    1,195,469   $    5,952,750
Shares issued to
  shareholders in
  reinvestment of
  dividends                       37,614          194,931
Shares redeemed                 (120,361)        (621,579)
                            -----------------------------
Net increase                   1,112,722   $    5,526,102
                            =============================
Period ended October 31, 2008 (b):
Shares sold                        8,617   $       50,454
Shares issued to
  shareholders in
  reinvestment of
  dividends                          231            1,246
                            -----------------------------
Net increase                       8,848   $       51,700
                            =============================




(b) Class R2 was seeded April 30, 2008. Investment operations did not commence until May 1, 2008

NOTE 12--OTHER MATTERS:

On May 27, 2009, New York Life Investments settled charges by the Securities and Exchange Commission ("SEC") relating to the MainStay Equity Index Fund (the "Equity Index Fund"), an S&P 500 index fund created in 1990 and sold through January 1, 2002, at which time it was closed to new investors and new investments. The Equity Index Fund is a series of the Trust and is managed

                                                   mainstayinvestments.com    39
by New York Life Investments. The settlement relates to the period from March 12, 2002 through June 30, 2004, during which time the SEC alleged that New York Life Investments failed to provide the Equity Index Fund's board with information necessary to evaluate the cost of a guarantee provided to shareholders of the Equity Index Fund, and that prospectus and other disclosures misrepresented that there was no charge to the Equity Index Fund or its shareholders for the guarantee. New York Life Investments, without admitting or denying the allegations, consented to the entry of an administrative cease and desist order finding violations of Sections 15(c) and 34(b) of the 1940 Act,
Section 206 (2) of the Investment Advisers Act of 1940, as amended, and requiring a civil penalty of $800,000, disgorgement of $3,950,075 (which represents a portion of its management fees relating to the Equity Index Fund for the relevant period) as well as interest of $1,350,709. These amounts, totaling approximately $6.101 million, are being distributed to shareholders who held shares of the Equity Index Fund between March 2002 and June 2004, without any material financial impact to New York Life Investments.

NOTE 13--SUBSEQUENT EVENTS:

In connection with the preparation of the financial statements of the Fund as of and for the fiscal year ended October 31, 2009, events and transactions subsequent to October 31, 2009 through December 23, 2009, the date the financial statements were issued, have been evaluated by the Fund's management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.



40    MainStay High Yield Corporate Bond Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay High Yield Corporate Bond Fund ("the Fund"), one of the funds constituting The MainStay Funds, as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay High Yield Corporate Bond Fund of The MainStay Funds as of October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

                                  /s/ KPMG LLP

Philadelphia, Pennsylvania
December 23, 2009


                                                   mainstayinvestments.com    41

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENT (UNAUDITED)

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") requires that each mutual fund's board of trustees, including a majority of trustees who are not "interested persons" of the fund, as defined in the 1940 Act ("Independent Trustees"), annually review and approve the fund's investment advisory agreements. At its June 17-18, 2009 meeting, the Board of Directors/Trustees of the MainStay Group of Funds ("Board") unanimously approved the Management Agreement between the MainStay High Yield Corporate Bond Fund ("Fund") and New York Life Investment Management LLC ("New York Life Investments"), and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC ("MacKay Shields") on behalf of the Fund.

In reaching its decisions to approve the Agreements set forth above (the "Agreements"), the Board considered information prepared specifically in connection with the contract review process that took place at various meetings between December 2008 and June 2009, as well as information furnished to it throughout the year at regular and special Board meetings. Information requested by and provided to the Board specifically in connection with the contract review process included, among other things, reports on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting LLC ("Strategic Insight"), an independent third-party service provider engaged by the Board to report objectively on the Fund's investment performance, management and subadvisory fees and ordinary operating expenses. The Board also requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including MacKay Shields as subadviser to the Fund, and responses to several comprehensive lists of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board. Information provided to the Board at its meetings throughout the year included, among other things, detailed investment analytics reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received throughout the year, among other things, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In determining to approve the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services to be provided to the Fund by New York Life Investments and MacKay Shields; (ii) the investment performance of the Fund, New York Life Investments and MacKay Shields; (iii) the costs of the services to be provided, and profits to be realized, by New York Life Investments and its affiliates, including MacKay Shields as subadviser to the Fund, from their relationship with the Fund;
(iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund's management and subadvisory fee levels and overall total ordinary operating expenses, particularly as compared to similar funds and portfolios.

While individual members of the Board may have weighed certain factors differently, the Board's decisions to approve the Agreements were based on a comprehensive consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review processes. The Board's conclusions with respect to the Agreements also were based, in part, on the Board's consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, and that the Fund's shareholders, having had the opportunity to consider alternative investment products and services, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board's decisions to approve the Agreements is provided below.

NATURE, EXTENT AND QUALITY OF SERVICES TO BE PROVIDED BY NEW YORK LIFE INVESTMENTS AND MACKAY SHIELDS

In considering the approval of the Agreements, the Board examined the nature, extent and quality of the services that New York Life Investments proposed to provide to the Fund. The Board evaluated New York Life Investments' experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing affiliated and non-affiliated subadvisers. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund, as well as New York Life Investments' reputation and financial condition. The Board considered New York Life Investments' performance in fulfilling its responsibilities for overseeing the Fund's legal and compliance environment, for overseeing MacKay Shields' compliance with the Fund's policies and investment objectives, and for implementing Board directives as they relate to the Fund. In addition, the Board noted that New York Life Investments also is responsible for paying all of the salaries and expenses for the Fund's officers. The Board also considered the benefits to shareholders of being part of the MainStay Group of Funds, including the


42    MainStay High Yield Corporate Bond Fund
privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund's prospectus.

As part of its considerations, the Board acknowledged New York Life Investments' recent settlement with the Securities and Exchange Commission ("SEC") concerning matters relating to the MainStay Equity Index Fund, including materials provided to the Board of Trustees of The MainStay Funds in 2002-2004 in connection with the annual review of that fund's management fee. The Board noted that, since this matter was first brought to the Board's attention in 2003, New York Life Investments had taken a number of steps to enhance the quality and completeness of information provided to the Board in connection with the Board's consideration of the MainStay Group of Funds' investment advisory contracts. The Board believes that New York Life Investments has taken appropriate actions in response to this matter.

The Board also examined the nature, extent and quality of the services that MacKay Shields proposed to provide to the Fund. The Board evaluated MacKay Shields' experience in serving as subadviser to the Fund and managing other portfolios. It examined MacKay Shields' track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields' overall legal and compliance environment. The Board also reviewed MacKay Shields' willingness to invest in personnel designed to benefit the Fund. In this regard, the Board considered the experience of the Fund's portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund likely would continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments' and MacKay Shields' experience, personnel, operations and resources.

INVESTMENT PERFORMANCE

In evaluating the Fund's investment performance, the Board considered investment performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board particularly considered the detailed investment analytics reports provided by New York Life Investments' Investment Consulting Group on the Fund throughout the year. These reports, which were prepared by New York Life Investments in consultation with the Board, include, among other things, information on the Fund's gross and net returns, the Fund's investment performance relative to relevant investment categories and Fund benchmarks, the Fund's risk-adjusted investment performance, and the Fund's investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to similar mutual funds managed by other investment advisers.

In considering the Fund's investment performance, the Board gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund's investment performance, as well as discussions between the Fund's portfolio managers and the Board that occurred at meetings from time to time throughout the year and in previous years. The Board also considered any specific actions that New York Life Investments had taken, or had agreed with the Board to take, to enhance Fund investment performance, and the results of those actions. In considering the Fund's investment performance, the Board focused principally on the Fund's long-term performance track record.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund's investment performance over time has been satisfactory. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Annual Report and in the Fund's prospectus.

COSTS OF THE SERVICES PROVIDED, AND PROFITS TO BE REALIZED, BY NEW YORK LIFE INVESTMENTS AND MACKAY SHIELDS

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Agreements, and the profits expected to be realized by New York Life Investments and its affiliates due to their relationships with the Fund. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In evaluating the costs and profits of New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund, the Board considered, among other things, each party's investments in personnel, systems, equipment and other resources necessary to manage the Fund, and the fact that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and MacKay Shields must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that New York Life Investments' ability to maintain a strong financial position is important in order for New York Life Investments to continue to provide high-quality ongoing services to the Fund. The Board

                                                   mainstayinvestments.com    43
noted, for example, increased costs borne by New York Life Investments and its affiliates due to new and ongoing regulatory and compliance requirements. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

The Board also reviewed information from New York Life Investments and its affiliates regarding their estimated profitability due to their overall relationships with the Fund. For New York Life Investments and MacKay Shields, the Board considered information illustrating the revenues and expenses allocated to the Fund.

The Board noted the difficulty in obtaining reliable comparative data about mutual fund managers' profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager's organization, the types of funds it manages, and the manager's capital structure and costs of capital. While recognizing the difficulty in evaluating a manager's profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board with respect to the Fund was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board recognized, for example, the benefits to MacKay Shields from legally permitted "soft-dollar" arrangements by which brokers provide research and other services to MacKay Shields in exchange for commissions paid by the Fund with respect to trades on the Fund's portfolio securities.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments' affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund's transfer agent and distributor. The information provided to the Board indicated that the profitability to New York Life Investments and its affiliates arising directly from these other arrangements was not excessive. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the annual contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments' relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that the profits to be realized by New York Life Investments and its affiliates (including MacKay Shields) due to their relationships with the Fund are fair and reasonable.

EXTENT TO WHICH ECONOMIES OF SCALE MAY BE REALIZED AS THE FUND GROWS

The Board also considered whether the Fund's expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from New York Life Investments and Strategic Insight showing how the Fund's management fee hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. The Board noted the extent to which the Fund benefits from breakpoints, expense waivers or reimbursements. While recognizing that any precise determination of future economies of scale is necessarily subjective, the Board considered the extent to which New York Life Investments and MacKay Shields may realize a larger profit margin as the Fund's assets grow over time.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund's expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund's expense structure as the Fund grows over time.

MANAGEMENT AND SUBADVISORY FEES AND TOTAL ORDINARY OPERATING EXPENSES

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund's expected total ordinary operating expenses. The Board primarily considered the reasonableness of the overall management fees paid by the Fund to New York Life Investments, since the fees to be paid to MacKay Shields are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund's fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. The Board noted the impact of the recent economic crisis on the MainStay Group of Funds and, consistent with statements from SEC staff members and with published advice from Strategic Insight, the Board reviewed supplemental peer data that reflected more recent peer groupings based on relatively smaller asset sizes. In addition, the Board considered information provided by New York Life Investments and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account explanations from New York Life Investments and MacKay Shields about the different scope of services provided to retail mutual funds as compared with other investment advisory clients.



44    MainStay High Yield Corporate Bond Fund

The Board noted that, outside of the Fund's management fee and the fees charged under a share class's Rule 12b-1 and/or shareholder services plans, a share class's most significant "other expenses" are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a "per-account" fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund's average net assets. The Board took into account information from New York Life Investments showing that the Fund's transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company ("NSC"), the Fund's transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board particularly considered representations from New York Life Investments that the MainStay Group of Funds' transfer agent fee structure is designed to allow NSC to provide transfer agent services to the Funds essentially "at cost," and that NSC historically has realized only very modest profitability from providing transfer agent services to the Funds.

The Board observed that, because the Fund's transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class's expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board noted that transfer agent fees are a significant portion of total expenses of many funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tends to be greater than for other open-end retail funds because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board noted the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company ("New York Life") policyholders, who often maintain smaller account balances than other fund investors. The Board discussed measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) closing small accounts with balances below $500;
(iv) since 2007, charging an annual $20.00 small account fee on accounts with balances below $1,000; (v) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts; and (vi) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors.

After considering all of the factors outlined above, the Board concluded that the Fund's management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board's overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

CONCLUSION

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.


                                                   mainstayinvestments.com    45

FEDERAL INCOME TAX

INFORMATION (UNAUDITED)



For the fiscal year ended October 31, 2009, the Fund designates approximately $1,272,808 pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2009, should be multiplied by 88.6% to arrive at the amount eligible for qualified interest income and 0.4% for the corporate dividends received deduction.

In February 2010, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 the federal tax status of the distributions received by shareholders in calendar year 2009. The amounts that will be reported on such 1099-DIV will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2009.

PROXY VOTING POLICIES AND

PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; or
(ii) on the SEC's website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782);
(ii) by visiting the Fund's website at mainstayinvestments.com; or (iii) on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).



46    MainStay High Yield Corporate Bond Fund

BOARD MEMBERS AND OFFICERS (UNAUDITED)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, Eclipse Funds, Eclipse Funds Inc., ICAP Funds, Inc. MainStay Funds Trust, and MainStay VP Series Fund, Inc.) (collectively, the "Fund Complex"), the Manager and when applicable, the Subadvisor(s). Each Board member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation upon reaching age 72. A Board Member reaching the age of 72 may continue for additional one-year periods with the approval of the Board's Nominating and Governance Committee.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782).

                                                                                  NUMBER OF
                 TERM OF OFFICE,                                                  FUNDS IN FUND   OTHER
                 POSITION(S) HELD                                                 COMPLEX         DIRECTORSHIPS
NAME AND         WITH THE FUND COMPLEX AND        PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER
 ---------------------------------------------------------------------------------------------------------------------------
INTERESTED BOARD MEMBER*

JOHN Y. KIM      Indefinite;                      Member of the Board of                65        None
9/24/60          ECLIPSE TRUST: Trustee since     Managers, President and Chief
                 2008 (2 funds);                  Executive Officer (since 2008)
                 ECLIPSE FUNDS INC.: Director     of New York Life Investment
                 since 2008 (21 funds);           Management LLC and New York
                 ICAP FUNDS, INC.: Director       Life Investment Management
                 since 2008 (4 funds);            Holdings LLC; Member of the
                 MAINSTAY TRUST: Trustee since    Board of Managers, MacKay
                 2008 (14 funds);                 Shields LLC (since 2008);
                 MAINSTAY FUNDS TRUST: Trustee    Chairman of the Board,
                 since April 2009 (4 funds);      Institutional Capital LLC,
                 and                              Madison Capital LLC, McMorgan
                 MAINSTAY VP SERIES FUND, INC.:   & Company LLC, Chairman and
                 Director since 2008 (20          Chief Executive Officer,
                 portfolios).                     NYLIFE Distributors LLC and
                                                  Chairman of the Board of
                                                  Managers, NYLCAP Manager, LLC
                                                  (since 2008); President,
                                                  Prudential Retirement, a
                                                  business unit of Prudential
                                                  Financial, Inc. (2002 to 2007)
----------------------------------------------------------------------------------------------------------------------------




   * This Board Member is considered to be an "interested person" of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company. New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled "Principal Occupation(s) During the Past Five Years."


                                                   mainstayinvestments.com    47

                                                                                  NUMBER OF
                 TERM OF OFFICE,                                                  FUNDS IN FUND   OTHER
                 POSITION(S) HELD                                                 COMPLEX         DIRECTORSHIPS
NAME AND         WITH THE FUND COMPLEX AND        PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER
 ---------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED BOARD MEMBERS

SUSAN B. KERLEY  Indefinite;                      President, Strategic                  65        Trustee, Legg Mason
8/12/51          ECLIPSE TRUST: Chairman since    Management Advisors LLC (since                  Partners Funds, Inc.,
                 2005, and Trustee since 2000     1990)                                           since 1991 (59 portfolios)
                 (2 funds);
                 ECLIPSE FUNDS INC.: Chairman
                 since 2005 and Director since
                 1990 (21 funds);
                 ICAP FUNDS, INC.:  Chairman
                 and Director since 2006 (4
                 funds);
                 MAINSTAY TRUST: Chairman and
                 Board Member since 2007;
                 MAINSTAY FUNDS TRUST: Chairman
                 and Trustee since April 2009
                 (4 funds); and
                 MAINSTAY VP SERIES FUND, INC.:
                 Chairman and Director since
                 2007 (20 portfolios).
----------------------------------------------------------------------------------------------------------------------------
ALAN R. LATSHAW  Indefinite;                      Retired; Partner, Ernst &             65        Trustee, State Farm
3/27/51          ECLIPSE TRUST: Trustee and       Young LLP (2002 to 2003);                       Associates Funds Trusts
                 Audit Committee Financial        Partner, Arthur Andersen LLP                    since 2005 (4 portfolios);
                 Expert since 2007 (2 funds);     (1989 to 2002); Consultant to                   Trustee, State Farm Mutual
                 ECLIPSE FUNDS INC.: Director     the MainStay Funds Audit and                    Fund Trust since 2005 (15
                 and Audit Committee Financial    Compliance Committee (2004 to                   portfolios); Trustee,
                 Expert since 2007 (21 funds);    2006)                                           State Farm Variable
                 ICAP FUNDS, INC.:  Director                                                      Product Trust since 2005
                 and Audit Committee Financial                                                    (9 portfolios)
                 Expert since 2007 (4 funds);
                 MAINSTAY TRUST: Trustee and
                 Audit Committee Financial
                 Expert since 2006 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 and Audit Committee Financial
                 Expert since April 2009 (4
                 funds); and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director and Audit Committee
                 Financial Expert since 2007
                 (20 portfolios).
----------------------------------------------------------------------------------------------------------------------------






48    MainStay High Yield Corporate Bond Fund

                                                                                  NUMBER OF
                 TERM OF OFFICE,                                                  FUNDS IN FUND   OTHER
                 POSITION(S) HELD                                                 COMPLEX         DIRECTORSHIPS
NAME AND         WITH THE FUND COMPLEX AND        PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER
 ---------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED BOARD MEMBERS

PETER MEENAN     Indefinite;                      Independent Consultant;               65        None
12/5/41          ECLIPSE TRUST: Trustee since     President and Chief Executive
                 2002 (2 funds);                  Officer, Babson--United, Inc.
                 ECLIPSE FUNDS INC.: Director     (financial services firm)
                 since 2002 (21 funds);           (2000 to 2004); Independent
                 ICAP FUNDS, INC.:  Director      Consultant (1999 to 2000);
                 since 2006 (4 funds);            Head of Global Funds, Citicorp
                 MAINSTAY TRUST: Trustee since    (1995 to 1999)
                 2007 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since April 2009 (4 funds);
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 2007 (20
                 portfolios).
----------------------------------------------------------------------------------------------------------------------------
RICHARD H.       Indefinite;                      Managing Director, ICC Capital        65        None
NOLAN, JR.       ECLIPSE TRUST: Trustee since     Management;
11/16/46         2007 (2 funds);                  President--Shields/Alliance,
                 ECLIPSE FUNDS INC.: Director     Alliance Capital Management
                 since 2007 (21 funds);           (1994 to 2004)
                 ICAP FUNDS, INC.:  Director
                 since 2007 (4 funds);
                 MAINSTAY TRUST: Trustee since
                 2007 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since April 2009 (4 funds);
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 2006 (20
                 portfolios).
----------------------------------------------------------------------------------------------------------------------------
RICHARD S.       Indefinite;                      Chairman  and Chief Executive         65        None
TRUTANIC         ECLIPSE TRUST: Trustee since     Officer Somerset & Company
2/13/52          2007 (2 funds);                  (financial advisory firm)
                 ECLIPSE FUNDS INC.: Director     (since 2004); Managing
                 since 2007 (21 funds);           Director The Carlyle Group
                 ICAP FUNDS, INC.:  Director      (private investment firm)
                 since 2007 (4 funds);            (2002 to 2004); Senior
                 MAINSTAY TRUST: Trustee since    Managing Director, Partner and
                 1994 (14 funds);                 Board Member, Groupe Arnault
                 MAINSTAY FUNDS TRUST: Trustee    S.A. (private investment firm)
                 since April 2009 (4 funds);      (1999 to 2002)
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 2007 (20
                 portfolios).
----------------------------------------------------------------------------------------------------------------------------





                                                   mainstayinvestments.com    49

                                                                                  NUMBER OF
                 TERM OF OFFICE,                                                  FUNDS IN FUND   OTHER
                 POSITION(S) HELD                                                 COMPLEX         DIRECTORSHIPS
NAME AND         WITH THE FUND COMPLEX AND        PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER
 ---------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED BOARD MEMBERS

ROMAN L. WEIL    Indefinite;                      V. Duane Rath Professor               65        None
5/22/40          ECLIPSE TRUST:                   Emeritus of Accounting,
                 Trustee and Audit Committee      Chicago Booth School of
                 Financial Expert since 2007 (2   Business, University of
                 funds);                          Chicago; President, Roman L.
                 ECLIPSE FUNDS INC.: Director     Weil Associates, Inc.
                 and Audit Committee Financial    (consulting firm)
                 Expert since 2007 (21 funds);
                 ICAP FUNDS, INC.:  Director
                 and Audit Committee Financial
                 Expert since 2007 (4 funds);
                 MAINSTAY TRUST: Trustee and
                 Audit Committee Financial
                 Expert since 2007 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since April 2009 (4 funds);
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 1994 and Audit
                 Committee Financial Expert
                 since 2003 (20 portfolios).
----------------------------------------------------------------------------------------------------------------------------
JOHN A. WEISSER  Indefinite;                      Retired. Managing Director of         65        Trustee, Direxion Funds
10/22/41         ECLIPSE TRUST:                   Salomon Brothers, Inc. (1971                    (34 portfolios) and
                 Trustee since 2007 (2 funds);    to 1995)                                        Direxion Insurance Trust
                 ECLIPSE FUNDS INC.: Director                                                     (3 portfolios) since 2007;
                 since 2007 (21 funds);                                                           Trustee, Direxion Shares
                 ICAP FUNDS, INC.:  Director                                                      ETF Trust, since 2008 (22
                 since 2007 (4 funds);                                                            portfolios)
                 MAINSTAY TRUST: Trustee since
                 2007 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since April 2009 (4 funds);
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 1997 (20
                 portfolios).
----------------------------------------------------------------------------------------------------------------------------






50    MainStay High Yield Corporate Bond Fund

   At a meeting of the Board Members held on June 18, 2009, the following individuals were appointed to serve as Officers of the MainStay Group of Funds.


           POSITIONS(S)
           HELD
           WITH THE
NAME AND   FUNDS
DATE OF    AND LENGTH OF   PRINCIPAL OCCUPATION(S)
BIRTH      SERVICE         DURING PAST FIVE YEARS
 --------------------------------------------------------------------------------
OFFICERS

JACK R.    Treasurer and   Assistant Treasurer, New York Life Investment
BENIN-     Principal       Management Holdings LLC (since July 2008); Managing
TENDE      Financial and   Director, New York Life Investment Management LLC
5/12/64    Accounting      (since 2007); Treasurer and Principal Financial and
           Officer since   Accounting Officer, MainStay VP Series Fund, Inc. and
           2007            ICAP Funds, Inc. (since 2007), and MainStay Funds
                           Trust (since April 2009); Vice President, Prudential
                           Investments (2000 to 2007); Assistant Treasurer,
                           JennisonDryden Family of Funds, Target Portfolio
                           Trust, The Prudential Series Fund and American Skandia
                           Trust (2006 to 2007); Treasurer and Principal
                           Financial Officer, The Greater China Fund (2007)
---------------------------------------------------------------------------------
JEFFREY    Vice            Managing Director, Compliance (since 2009), Director
A.         President and   and Associate General Counsel, New York Life
ENGELSMAN  Chief           Investment Management LLC (2005 to 2008); Assistant
9/28/67    Compliance      Secretary, NYLIFE Distributors LLC (2006 to 2008);
           Officer since   Vice President and Chief Compliance Officer, ICAP
           January 2009    Funds, Inc. (since January 2009), and MainStay Funds
                           Trust (since April 2009); Assistant Secretary, The
                           MainStay Funds and ICAP Funds, Inc. (2006 to 2008);
                           Assistant Secretary, Eclipse Funds, Eclipse Funds,
                           Inc., and MainStay VP Series Fund, Inc. (2005 to
                           2008); Director and Senior Counsel, Deutsche Asset
                           Management (1999 to 2005)
---------------------------------------------------------------------------------
STEPHEN    President       President and Chief Operating Officer, NYLIFE
P. FISHER  since 2007      Distributors LLC (since 2008); Chairman of the Board,
2/22/59                    NYLIM Service Company (since 2008); Senior Managing
                           Director and Chief Marketing Officer, New York Life
                           Investment Management LLC (since 2005); Managing
                           Director--Retail Marketing, New York Life Investment
                           Management LLC (2003 to 2005); President, MainStay VP
                           Series Fund, Inc. and ICAP Funds, Inc. (since 2007),
                           and MainStay Funds Trust (since April 2009); Managing
                           Director, UBS Global Asset Management (1999 to 2003)
---------------------------------------------------------------------------------
SCOTT T.   Vice            Director, New York Life Investment Management LLC
HAR-       Presiden-       (including predecessor advisory organizations) (since
RINGTON    t -- Adminis-   2000); Executive Vice President, New York Life Trust
2/8/59     tration since   Company and New York Life Trust Company, FSB (since
           2005            2006); Vice President--Administration, MainStay VP
                           Series Fund, Inc. (since 2005), ICAP Funds, Inc.
                           (since 2006) and MainStay Funds Trust (since April
                           2009)
---------------------------------------------------------------------------------
MARGUER-   Chief Legal     Vice President, Associate General Counsel and
ITE E. H.  Officer since   Assistant Secretary, New York Life Insurance Company
MORRISON   2008 and        (since 2008); Managing Director, Associate General
3/26/56    Secretary       Counsel and Assistant Secretary, New York Life
           since 2004      Investment Management LLC (since 2004); Managing
                           Director and Secretary, NYLIFE Distributors LLC;
                           Secretary, NYLIM Service Company (since 2008);
                           Assistant Secretary, New York Life Investment
                           Management Holdings LLC (since 2008); Chief Legal
                           Officer (since 2008) and Secretary, MainStay VP Series
                           Fund, Inc. (since 2004), ICAP Funds, Inc. (since 2006)
                           and MainStay Funds Trust (since April 2009); Chief
                           Legal Officer--Mutual Funds and Vice President and
                           Corporate Counsel, The Prudential Insurance Company of
                           America (2000 to 2004)
---------------------------------------------------------------------------------




   * The Officers listed above are considered to be "interested persons" of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company. New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column captioned "Principal Occupation(s) During Past Five Years." Officers are elected annually by the Boards to serve a one year term.


                                                   mainstayinvestments.com    51

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MAINSTAY 130/30 CORE FUND
MAINSTAY 130/30 GROWTH FUND
MAINSTAY COMMON STOCK FUND
MAINSTAY EPOCH U.S. ALL CAP FUND
MAINSTAY EPOCH U.S. EQUITY FUND
MAINSTAY EQUITY INDEX FUND(1)
MAINSTAY GROWTH EQUITY FUND
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY MAP FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY U.S. SMALL CAP FUND

INCOME FUNDS
MAINSTAY 130/30 HIGH YIELD FUND
MAINSTAY CASH RESERVES FUND
MAINSTAY DIVERSIFIED INCOME FUND
MAINSTAY FLOATING RATE FUND
MAINSTAY GOVERNMENT FUND
MAINSTAY HIGH YIELD CORPORATE BOND FUND
MAINSTAY INDEXED BOND FUND
MAINSTAY INTERMEDIATE TERM BOND FUND
MAINSTAY MONEY MARKET FUND
MAINSTAY PRINCIPAL PRESERVATION FUND
MAINSTAY SHORT TERM BOND FUND
MAINSTAY TAX FREE BOND FUND

BLENDED FUNDS
MAINSTAY BALANCED FUND
MAINSTAY CONVERTIBLE FUND
MAINSTAY INCOME BUILDER FUND

INTERNATIONAL FUNDS
MAINSTAY 130/30 INTERNATIONAL FUND
MAINSTAY EPOCH GLOBAL CHOICE FUND
MAINSTAY EPOCH GLOBAL EQUITY YIELD FUND
MAINSTAY EPOCH INTERNATIONAL SMALL CAP FUND
MAINSTAY GLOBAL HIGH INCOME FUND
MAINSTAY ICAP GLOBAL FUND
MAINSTAY ICAP INTERNATIONAL FUND
MAINSTAY INTERNATIONAL EQUITY FUND


ASSET ALLOCATION FUNDS
MAINSTAY CONSERVATIVE ALLOCATION FUND
MAINSTAY GROWTH ALLOCATION FUND
MAINSTAY MODERATE ALLOCATION FUND
MAINSTAY MODERATE GROWTH ALLOCATION FUND

RETIREMENT FUNDS
MAINSTAY RETIREMENT 2010 FUND
MAINSTAY RETIREMENT 2020 FUND
MAINSTAY RETIREMENT 2030 FUND
MAINSTAY RETIREMENT 2040 FUND
MAINSTAY RETIREMENT 2050 FUND

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
NEW YORK, NEW YORK

SUBADVISORS

EPOCH INVESTMENT PARTNERS, INC.
NEW YORK, NEW YORK

INSTITUTIONAL CAPITAL LLC(2)
CHICAGO, ILLINOIS

MACKAY SHIELDS LLC(2)
NEW YORK, NEW YORK

MADISON SQUARE INVESTORS LLC(2)
NEW YORK, NEW YORK

MARKSTON INTERNATIONAL LLC
WHITE PLAINS, NEW YORK

WINSLOW CAPITAL MANAGEMENT, INC.
MINNEAPOLIS, MINNESOTA

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 800-MAINSTAY (624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.

                          Not part of the Annual Report

----------------------------------------------------
Not FDIC/NCUA Insured  Not a Deposit  May Lose Value



-------------------------------------------------------
No Bank Guarantee  Not Insured by Any Government Agency
-------------------------------------------------------




NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

mainstayinvestments.com                                       The MainStay Funds

(C) 2009 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-A017255         (RECYCLE LOGO)            MS283-09           MSHY11-12/09
                                                                          08

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 INTERNATIONAL EQUITY FUND



                 Message from the President

                 and

                 Annual Report

                 October 31, 2009

MESSAGE FROM THE PRESIDENT

The 12-month period ended October 31, 2009, was generally positive for stock and bond investors alike. Signs that the economy was beginning to stabilize brought renewed hope to investors and helped generate a sharp turnaround in the stock market.

When the reporting period began, the stock and bond markets were still reacting to the government's massive bailout plan. Several new facilities were instituted to help restore market liquidity, and the Federal Reserve agreed to purchase various types of securities in a strategy known as quantitative easing.

On December 16, 2008, the Federal Open Market Committee lowered the federal funds target rate to a range between 0.0% and 0.25%. Over time, the markets responded favorably to the coordinated efforts of Congress, the Treasury Department, the Federal Deposit Insurance Corporation, the Federal Reserve and other central banks to address the credit crisis. The turning point for the U.S. stock market came in March 2009, when investors became convinced that the worst was over and an economic recovery was likely.

Domestic equities generally advanced for the remainder of the reporting period, with the strongest results coming from stocks that had been among the hardest hit when the market fell. Despite advances in some financial stocks, the financials sector as a whole declined during the reporting period.

International stocks advanced, with strong results in the materials sector as commodity prices recovered. As investors moved from defensive sectors to more cyclical stocks, utilities weakened but semiconductor companies recorded strong results.

In the fixed-income markets, higher-risk segments were particularly strong. High-yield bonds, floating-rate debt and emerging-market debt were generally strong performers. U.S. Treasury securities and high-grade corporate issues, which had been stellar performers in the first half of the reporting period, weakened as investors' appetite for risk increased.

To keep your investments on a solid footing in a shifting market environment, our portfolio managers pursued their respective investment objectives and strategies with confidence and determination. Although short-term variations are an inevitable part of investing, our portfolio managers know that long-term results are the ultimate measure of investment success.

Fortunately, after three calendar quarters of economic contraction, gross domestic product was once again positive in the third quarter of 2009. Corporate profits, while still below third-quarter 2008 levels, have advanced for three consecutive quarters. At MainStay Funds, we find this economic data encouraging, and we hope you do too.

At MainStay, we have long recommended that our clients get invested, stay invested and add to their investments over time. With prudent diversification, gradual portfolio adjustments and a long-term perspective, MainStay shareholders can maintain a positive outlook as they pursue their financial goals.

Sincerely,


/s/ STEPHEN P. FISHER


Stephen P. Fisher
President



                          Not part of the Annual Report

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 INTERNATIONAL EQUITY FUND



                 The MainStay Funds

                 Annual Report

                 October 31, 2009

TABLE OF CONTENTS


ANNUAL REPORT
---------------------------------------------

INVESTMENT AND PERFORMANCE COMPARISON       5
---------------------------------------------

PORTFOLIO MANAGEMENT DISCUSSION AND
ANALYSIS                                   10
---------------------------------------------

PORTFOLIO OF INVESTMENTS                   12
---------------------------------------------

FINANCIAL STATEMENTS                       18
---------------------------------------------

NOTES TO FINANCIAL STATEMENTS              26
---------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM                            38
---------------------------------------------

BOARD CONSIDERATION AND APPROVAL OF
MANAGEMENT AGREEMENT AND SUBADVISORY
AGREEMENT                                  39
---------------------------------------------

FEDERAL INCOME TAX INFORMATION             43
---------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        43
---------------------------------------------

SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       43
---------------------------------------------

BOARD MEMBERS AND OFFICERS                 44

INVESTMENT AND PERFORMANCE COMPARISON(1) (UNAUDITED)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.

A REDEMPTION FEE OF 2% WILL BE APPLIED TO SHARES THAT ARE REDEEMED WITHIN 60 DAYS OF PURCHASE. PERFORMANCE DATA SHOWN DOES NOT REFLECT THE DEDUCTION OF THIS FEE, WHICH WOULD LOWER PERFORMANCE.


INVESTOR CLASS SHARES(2)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               ONE       FIVE         TEN
TOTAL RETURNS               YEAR     YEARS(1)    YEARS(1)
---------------------------------------------------------
With sales charges         14.53%      5.56%       2.90%
Excluding sales charges    21.20       6.76        3.49




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                 MAINSTAY INTERNATIONAL    MSCI EAFE(R)
                                       EQUITY FUND             INDEX
                                 ----------------------    ------------
10/31/99                                   9450                10000
                                           8438                 9710
                                           6887                 7290
                                           6974                 6327
                                           8340                 8037
                                           9600                 9551
                                          10887                11279
                                          14056                14383
                                          16348                17966
                                          10987                 9590
10/31/09                                  13316                12247





CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               ONE       FIVE         TEN
TOTAL RETURNS               YEAR     YEARS(1)    YEARS(1)
---------------------------------------------------------
With sales charges         14.88%      5.66%       2.96%
Excluding sales charges    21.57       6.87        3.54




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                 MAINSTAY INTERNATIONAL    MSCI EAFE(R)
                                       EQUITY FUND             INDEX
                                 ----------------------    ------------
10/31/99                                  23625                25000
                                          21095                24276
                                          17218                18224
                                          17435                15816
                                          20850                20092
                                          24001                23877
                                          27218                28197
                                          35140                35957
                                          40869                44915
                                          27517                23974
10/31/09                                  33453                30618





CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               ONE       FIVE         TEN
TOTAL RETURNS               YEAR     YEARS(1)    YEARS(1)
---------------------------------------------------------
With sales charges         15.31%      5.64%       2.72%
Excluding sales charges    20.31       5.96        2.72




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                 MAINSTAY INTERNATIONAL    MSCI EAFE(R)
                                       EQUITY FUND             INDEX
                                 ----------------------    ------------
10/31/99                                  10000                10000
                                           8871                 9710
                                           7198                 7290
                                           7230                 6327
                                           8583                 8037
                                           9798                 9551
                                          11031                11279
                                          14134                14383
                                          16322                17966
                                          10876                 9590
10/31/09                                  13085                12247




1. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares generally have a $25,000 minimum initial investment with no minimum subsequent purchase amount. For investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds, the minimum initial investment is $15,000. Investor Class shares and Class A shares are sold with a maximum initial sales charge of 5.50% and an annual 12b-1 fee of 0.25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of up to 5.00% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million. Class R1 shares are sold with no initial sales charge or CDSC, and have no annual 12b-1 fee. Class R2 shares are sold with no initial sales charge or CDSC, and have an annual

THE FOOTNOTES ON THE NEXT TWO PAGES ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               ONE       FIVE         TEN
TOTAL RETURNS               YEAR     YEARS(1)    YEARS(1)
---------------------------------------------------------
With sales charges         19.32%      5.96%       2.73%
Excluding sales charges    20.32       5.96        2.73




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                 MAINSTAY INTERNATIONAL    MSCI EAFE(R)
                                       EQUITY FUND             INDEX
                                 ----------------------    ------------
10/31/99                                  10000                10000
                                           8871                 9710
                                           7190                 7290
                                           7230                 6327
                                           8583                 8037
                                           9798                 9551
                                          11023                11279
                                          14126                14383
                                          16314                17966
                                          10878                 9590
10/31/09                                  13088                12247





CLASS I SHARES(3)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL      ONE       FIVE         TEN
TOTAL RETURNS      YEAR     YEARS(1)    YEARS(1)
------------------------------------------------
                  22.01%      7.38%       3.90%




(PERFORMANCE GRAPH)

                                 MAINSTAY INTERNATIONAL    MSCI EAFE(R)
                                       EQUITY FUND             INDEX
                                 ----------------------    ------------
10/31/99                                  10000                10000
                                           8945                 9710
                                           7305                 7290
                                           7407                 6327
                                           8876                 8037
                                          10271                 9551
                                          11707                11279
                                          15212                14383
                                          17792                17966
                                          12020                 9590
10/31/09                                  14664                12247





CLASS R1 SHARES(3)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               ONE       FIVE         TEN
TOTAL RETURNS               YEAR     YEARS(1)    YEARS(1)
---------------------------------------------------------
                           21.89%      7.21%       3.76%




(PERFORMANCE GRAPH)

                                 MAINSTAY INTERNATIONAL    MSCI EAFE(R)
                                       EQUITY FUND             INDEX
                                 ----------------------    ------------
10/31/99                                  10000                10000
                                           8937                 9710
                                           7289                 7290
                                           7383                 6327
                                           8841                 8037
                                          10215                 9551
                                          11601                11279
                                          15054                14383
                                          17595                17966
                                          11872                 9590
10/31/09                                  14471                12247




   12b-1 fee of 0.25%. Class R1 and R2 shares are available only through corporate-sponsored retirement programs, which include certain minimum program requirements. Class R3 shares are sold with no initial sales charge or CDSC, have an annual 12b-1 fee of 0.50%, and are available in certain individual retirement accounts or in certain retirement plans. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. Effective August 1, 2009, the Fund's prior expense limitation agreement terminated and the Fund now has a voluntary agreement in place with regard to certain share classes. This voluntary agreement may be discontinued at any time. Performance figures shown reflect nonrecurring reimbursements from affiliates for professional fees and losses attributable to shareholder trading arrangements. If these nonrecurring reimbursements had not been made the total return (excluding sales charges) would have been 6.84% for Class A, 5.86% for Class B, 5.93% for Class C, 7.37% for Class I, 7.21% for Class R1 and 6.97% for Class R2 for the five-year period ended October 31, 2009, and 3.53% for Class A, 2.68% for Class B, 2.71% for Class C, 3.90% for Class I, 3.76% for Class R1 and 3.53% for Class R2 for the ten-year period then ended. Investor Class and Class R3 shares were not affected, because the reimbursement occurred prior to the launch of these share classes.
2. Performance figures for Investor Class shares, first offered to the public on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for Investor Class shares might have been lower.

THE FOOTNOTES ON THE PRECEDING PAGE AND THE FOLLOWING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



6    MainStay International Equity Fund

CLASS R2 SHARES(3)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               ONE       FIVE         TEN
TOTAL RETURNS               YEAR     YEARS(1)    YEARS(1)
---------------------------------------------------------
                           21.53%      7.00%       3.55%




(PERFORMANCE GRAPH)

                                 MAINSTAY INTERNATIONAL    MSCI EAFE(R)
                                       EQUITY FUND             INDEX
                                 ----------------------    ------------
10/31/99                                  10000                10000
                                           8916                 9710
                                           7260                 7290
                                           7332                 6327
                                           8757                 8037
                                          10107                 9551
                                          11473                11279
                                          14861                14383
                                          17312                17966
                                          11662                 9590
10/31/09                                  14174                12247





CLASS R3 SHARES(4)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               ONE      FIVE     TEN
TOTAL RETURNS               YEAR     YEARS    YEARS
---------------------------------------------------
                           21.31%    6.65%    3.27%




(PERFORMANCE GRAPH)

                                 MAINSTAY INTERNATIONAL    MSCI EAFE(R)
                                       EQUITY FUND             INDEX
                                 ----------------------    ------------
10/31/99                                  10000                10000
                                           8907                 9710
                                           7256                 7290
                                           7318                 6327
                                           8721                 8037
                                           9996                 9551
                                          11299                11279
                                          14557                14383
                                          16937                17966
                                          11372                 9590
10/31/09                                  13795                12247






 BENCHMARK PERFORMANCE                                  ONE      FIVE     TEN
                                                        YEAR    YEARS    YEARS
------------------------------------------------------------------------------
MSCI EAFE(R) Index(5)                                  27.71%    5.10%    2.05%
Average Lipper international large-cap core fund(6)    23.97     4.46     1.53



3. Performance figures for Class I, R1 and R2 shares, each of which was first offered on January 2, 2004, include the historical performance of Class B shares through December 31, 2003, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for Class I, R1 and R2 shares might have been lower.
4. Performance figures for Class R3 shares which were first offered on April 28, 2006, include the historical performance of Class B shares through April 27, 2006, adjusted for differences certain contractual in expenses and fees. Unadjusted, the performance shown for Class R3 shares might have been lower.
5. The Morgan Stanley Capital International Europe, Australasia and Far East ("MSCI EAFE(R)") Index is an index of international stocks representing the developed world outside of North America. Results assume reinvestment of all income and capital gains. The MSCI EAFE(R) Index is the Fund's broad-based securities market index for comparison purposes. An investment cannot be made directly in an index.
6. The average Lipper international large-cap core fund is representative of funds that, by portfolio practice, invest in a variety of market-capitalization ranges without concentrating 75% of their equity assets in any one market-capitalization range over an extended period of time. International large-cap core funds typically have an average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P/Citigroup World ex-U.S. BMI. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

THE FOOTNOTES ON THE TWO PRECEDING PAGES ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    7

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY INTERNATIONAL EQUITY FUND (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2009, to October 31, 2009, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2009, to October 31, 2009.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended October 31, 2009. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      5/1/09        10/31/09       PERIOD(1)        10/31/09        PERIOD(1)
INVESTOR CLASS SHARES          $1,000.00       $1,258.00        $ 9.73         $1,016.60         $ 8.69
--------------------------------------------------------------------------------------------------------

CLASS A SHARES                 $1,000.00       $1,260.30        $ 8.09         $1,018.00         $ 7.22
--------------------------------------------------------------------------------------------------------

CLASS B SHARES                 $1,000.00       $1,253.30        $13.97         $1,012.80         $12.48
--------------------------------------------------------------------------------------------------------

CLASS C SHARES                 $1,000.00       $1,254.70        $13.98         $1,012.80         $12.48
--------------------------------------------------------------------------------------------------------

CLASS I SHARES                 $1,000.00       $1,262.00        $ 6.44         $1,019.50         $ 5.75
--------------------------------------------------------------------------------------------------------

CLASS R1 SHARES                $1,000.00       $1,261.60        $ 7.01         $1,019.00         $ 6.26
--------------------------------------------------------------------------------------------------------

CLASS R2 SHARES                $1,000.00       $1,259.80        $ 8.60         $1,017.60         $ 7.68
--------------------------------------------------------------------------------------------------------

CLASS R3 SHARES                $1,000.00       $1,258.00        $ 9.79         $1,016.50         $ 8.74
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (1.71% for Investor Class, 1.42% for Class A, 2.46% for Class B and Class C, 1.13% for Class I, 1.23% for Class R1, 1.51% for Class R2 and 1.72% for Class
   R3) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.



8    MainStay International Equity Fund

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2009 (UNAUDITED)

(PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                   91.1
Cash and Other Assets, Less Liabilities          4.6
Short-Term Investment                            2.2
Warrants                                         1.8
Futures Contracts                                0.3
Written Call Options                             0.0





See Portfolio of Investments beginning on page 12 for specific holdings within these categories.

++ Less than one-tenth of a percent.

TOP TEN HOLDINGS AS OF OCTOBER 31, 2009 (EXCLUDING SHORT-TERM INVESTMENT)


    1.  Tesco PLC
    2.  Nestle S.A. Registered
    3.  Roche Holding A.G., Genusscheine
    4.  BP PLC Sponsored ADR (a)
    5.  NTT DoCoMo, Inc.
    6.  Enagas
    7.  Man Group PLC
    8.  Hannover Rueckversicherung A.G.
    9.  Novartis A.G. (a)
   10.  Ryanair Holdings PLC Class A




(a) Security trades on more than one exchange.


                                                    mainstayinvestments.com    9

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

QUESTIONS ANSWERED BY PORTFOLIO MANAGER RUPAL J. BHANSALI OF MACKAY SHIELDS LLC, THE FUND'S SUBADVISOR.

HOW DID MAINSTAY INTERNATIONAL EQUITY FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12 MONTHS ENDED OCTOBER 31, 2009?

Excluding all sales charges, MainStay International Equity Fund returned 21.20% for Investor Class shares, 21.57% for Class A shares, 20.31% for Class B shares and 20.32% for Class C shares for the 12 months ended October 31, 2009. Over the same period, the Fund's Class I shares returned 22.01%, Class R1 shares returned 21.89%, Class R2 shares returned 21.53% and Class R3 shares returned 21.31%. All share classes underperformed the 23.97% return of the average Lipper(1) international large-cap core fund and the 27.71% return of the MSCI EAFE(R) Index for the 12 months ended October 31, 2009. The MSCI EAFE(R) Index(2) is the Fund's broad-based securities-market index. See pages 5 and 6 for Fund returns with sales charges.

WHAT FACTORS AFFECTED THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING
PERIOD?

The Fund employs a bottom-up investment approach, selecting stocks on their individual strengths, rather than focusing on the underlying industry groups of those stocks or on general economic trends. Country allocations in the Fund are a result of our bottom-up stock selection process.

Throughout the reporting period, we remained focused on the analysis of individual business models and sought to invest in quality companies at reasonable valuations rather than base our decisions on market perceptions.

We attribute the Fund's underperformance of the MSCI EAFE(R) Index to a number of factors. As the international equity markets rebounded from early March onward, the strong rally was driven by lower-quality, cyclical-related businesses. Given our strategy of investing in "quality at the right price," we emphasized companies with stable revenues, high-quality balance sheets and what we believed to be reasonable valuations. We are aware that our strategy will occasionally result in the Fund underperforming the MSCI EAFE(R) Index.

An underweight position in the materials industry group relative to the Index detracted from the Fund's relative performance. In the telecommunication services industry group and the pharmaceuticals industry, security selection and overweight positions relative to the MSCI EAFE(R) Index detracted from the Fund's performance relative to the Index. On the other hand, an overweight position and favorable stock selection in the technology hardware & equipment industry group and an underweight position in automobiles & components helped the Fund's relative performance during the reporting period. Effective security selection in the diversified financials industry group also contributed positively to the Fund's performance relative to the MSCI EAFE(R) Index.

DURING THE REPORTING PERIOD, WHICH INDUSTRY GROUPS WERE THE STRONGEST CONTRIBUTORS TO THE FUND'S RELATIVE PERFORMANCE AND WHICH INDUSTRY GROUPS WERE PARTICULARLY WEAK?

During the reporting period, the industry groups that made the strongest contributions to the Fund's performance relative to the MSCI EAFE(R) Index were technology hardware & equipment and health care equipment & services. In both cases, the benefits came from security selection and overweight positions. Favorable security selection in diversified financials also helped the Fund's results relative to the Index.

From an industry group perspective, the most significant detractor from the Fund's performance relative to the MSCI EAFE(R) Index was telecommunication services, where the Fund suffered from an overweight position and weak security selection. Being underweight in materials also detracted from the Fund's relative performance. Other areas that detracted from performance were the pharmaceuti-cals industry and the banks industry group. Pharmaceuticals detracted as investors rotated out of defensive stocks for industry groups that were more cyclical and growth-oriented, such as banks. Unfortu-nately, the banking industry group as a whole was a weak performer during the reporting period.


----------
Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund.

1. See footnote on page 7 for more information on Lipper Inc.
2. See footnote on page 7 for more information on the MSCI EAFE(R) Index.


10    MainStay International Equity Fund

DURING THE REPORTING PERIOD, WHICH INDIVIDUAL FUND HOLDINGS WERE STRONG CONTRIBUTORS TO THE FUND'S ABSOLUTE PERFORMANCE AND WHICH HOLDINGS WERE WEAK?

On an absolute basis, the strongest contributor to the Fund's performance was Man Group, a U.K.-based company that provides alternative investment products to private and institutional investors. Man Group's shares outperformed the MSCI EAFE(R) Index, as there were no earnings surprises and the company's dividend was expected to remain at a relatively high level.

Another strong contributor to the Fund's absolute performance was Germany-based Hannover Rueckversicherung A.G., which offers life, health, accident, damage, property and high-risk specialty reinsurance. The shares were strong performers as the company continued to meet or exceed earnings expectations and maintained a very attractive dividend yield.

A third strong contributor to the Fund's performance was Swiss eye-care company Alcon. The company develops, manufactures and markets pharmaceuticals, surgical equipment and devices as well as contact-lens and other care products that treat conditions of the eye. Alcon's shares outperformed the MSCI EAFE(R) Index during the reporting period because Alcon's earnings results reflected the strength of the company's franchises in ophthalmic pharmaceuticals and surgery.

On an absolute basis, the Fund's weakest performer during the reporting period was Reed Elsevier, a Netherlands-based publisher and information provider for the scientific and medical professions. In July 2009, the company announced a share placement for the purpose of paying down debt. We believed that the company's debt level was too high and its credit metrics were too stretched, so we sold the position during the reporting period.

Takeda Pharmaceutical, a Japan-based drug company, also had a negative impact on the Fund's performance during the reporting period. The shares came under pressure after the U.S. Food and Drug Administration (FDA) failed to approve a treatment combining Takeda Pharmaceutical's Actos diabetes pill and an experimental medicine, alogliptin. The regulators asked for more safety data.

A third detractor was Societe Television Francaise 1, which operates the French station TF1. In the recent economic downturn, media companies were ex-tremely hard hit by declining advertising revenues.

DID THE FUND MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING
PERIOD?

The Fund increased its financial exposure by adding UBS, Deutsche Boerse and Man Group. In our opinion, these are the highest-quality companies in the financials sector. The decline in the international equity markets during the first months of the reporting period allowed us to initiate these positions at prices we found attractive.

In addition to the sales already mentioned, the Fund either sold or trimmed a number of positions in telecommunication services, pharmaceuticals and utilities when we felt that valuations had exceeded reasonable levels. We sold the Fund's position in Terna, the Italian electric transmission company, when valuations moved ahead of earnings expectations. We also trimmed the Fund's position in Swiss pharmaceutical company Novartis, as the company's share price outpaced our expectations for growth potential given the risks inherent in the company's product pipeline. The Fund trimmed its position in U.K.-based wireless telecommunication services company Vodafone during the reporting period to pursue what we believed to be more attractive opportuni-ties in the banking sector.

HOW WAS THE FUND POSITIONED RELATIVE TO THE MSCI EAFE(R) INDEX AT THE END OF OCTOBER 2009?

As of October 31, 2009, the Fund held overweight positions relative to the MSCI EAFE(R) Index in the pharmaceuticals, biotechnology & life sciences, utilities and media industry groups. As of the same date, the Fund was underweight in materials, banks and automobiles & components. The Fund held market-weight positions in the energy industry group and in food, beverages & tobacco.

From a regional perspective, we continued to find fewer compelling investments in Japan than in Europe and the rest of Asia. As a result, the Fund held an underweight position relative to the MSCI EAFE(R) Index in Japan at the end of October 2009.

Industry group and regional weightings result from our rigorous bottom-up research on individual companies and do not reflect top-down economic, regional or industry group opinions.


----------
The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                   mainstayinvestments.com    11

PORTFOLIO OF INVESTMENTS+++ OCTOBER 31, 2009



                                         SHARES           VALUE
COMMON STOCKS 91.1%+
---------------------------------------------------------------

AUSTRALIA 0.3%
BHP Billiton, Ltd.,
  Sponsored ADR (Metals &
  Mining) (a)                            28,500   $   1,869,030
                                                  -------------

BELGIUM 3.1%
Belgacom S.A. (Diversified
  Telecommunication
  Services)                             246,900       9,265,440
Mobistar S.A. (Wireless
  Telecommunication
  Services)                             139,063       9,572,606
                                                  -------------
                                                     18,838,046
                                                  -------------

BERMUDA 1.3%
Esprit Holdings, Ltd.
  (Specialty Retail)                  1,205,100       8,178,919
                                                  -------------


CANADA 2.2%
Fairfax Financial Holdings,
  Ltd. (Insurance)                       18,400       6,513,600
IGM Financial, Inc. (Capital
  Markets)                               18,800         669,784
Intact Financial Corp.
  (Insurance)                            47,300       1,438,168
Research In Motion, Ltd.
  (Communications Equipment)
  (b)                                    13,900         816,347
Tim Hortons, Inc. (Hotels,
  Restaurants & Leisure)                143,100       4,095,751
                                                  -------------
                                                     13,533,650
                                                  -------------

DENMARK 0.4%
Novo-Nordisk A/S Class B
  (Pharmaceuticals)                      43,600       2,715,705
                                                  -------------


FINLAND 2.0%
Nokia OYJ, Sponsored ADR
  (Communications Equipment)
  (a)                                   578,200       7,291,102
Sampo OYJ (Insurance)                   196,000       4,707,399
                                                  -------------
                                                     11,998,501
                                                  -------------

FRANCE 3.6%
BNP Paribas S.A. (Commercial
  Banks)                                 82,030       6,211,019
Neopost S.A. (Office
  Electronics)                           65,135       5,714,934
Publicis Groupe (Media)                  29,405       1,120,794
Total S.A. (Oil, Gas &
  Consumable Fuels)                     154,100       9,215,262
                                                  -------------
                                                     22,262,009
                                                  -------------

GERMANY 6.3%
Allianz SE (Insurance)                   13,900       1,596,382
Allianz SE, ADR (Insurance)
  (a)                                   384,800       4,367,480
Deutsche Boerse A.G.
  (Diversified Financial
  Services)                             105,400       8,549,773
V  Hannover
  Rueckversicherung A.G.
  (Insurance) (b)                       286,886      12,936,086
Infineon Technologies A.G.
  (Semiconductors &
  Semiconductor Equipment)
  (b)                                   410,000       1,849,350
Puma A.G. Rudolf Dassler
  Sport (Textiles, Apparel &
  Luxury Goods)                           1,900         580,814
Siemens A.G. (Industrial
  Conglomerates)                         32,600       2,949,074
Siemens A.G., Sponsored ADR
  (Industrial Conglomerates)
  (a)                                    50,400       4,537,008
Wincor Nixdorf A.G.
  (Computers & Peripherals)              16,300         954,959
                                                  -------------
                                                     38,320,926
                                                  -------------

GREECE 1.7%
Intralot S.A.-Integrated
  Lottery Systems & Services
  (Hotels, Restaurants &
  Leisure)                              227,500       1,463,079
OPAP S.A. (Hotels,
  Restaurants & Leisure)                338,648       8,671,666
Piraeus Bank S.A.
  (Commercial Banks) (b)                 21,082         367,650
                                                  -------------
                                                     10,502,395
                                                  -------------

HONG KONG 0.9%
China Mobile, Ltd.,
  Sponsored ADR (Wireless
  Telecommunication
  Services) (a)                         102,300       4,780,479
CNOOC, Ltd., ADR (Oil, Gas &
  Consumable Fuels) (a)                   4,000         595,760
                                                  -------------
                                                      5,376,239
                                                  -------------

IRELAND 0.2%
Allied Irish Banks PLC
  (Commercial Banks) (b)                524,900       1,454,174
                                                  -------------


ISRAEL 0.2%
Cellcom Israel, Ltd.
  (Wireless
  Telecommunication
  Services)                              29,800         896,682
                                                  -------------


ITALY 5.9%
Assicurazioni Generali
  S.p.A. (Insurance)                    171,340       4,326,940
ENI S.p.A. (Oil, Gas &
  Consumable Fuels)                     304,700       7,582,647
Intesa Sanpaolo S.p.A.
  (Commercial Banks) (b)                508,000       2,149,346
MediaSet S.p.A. (Media)               1,156,510       7,535,512
Mediolanum S.p.A.
  (Insurance)                           336,500       2,141,785
Milano Assicurazioni S.p.A.
  (Insurance)                           449,700       1,484,090
Snam Rete Gas S.p.A. (Gas
  Utilities)                          2,236,886      10,863,320
                                                  -------------
                                                     36,083,640
                                                  -------------

JAPAN 16.6%
Astellas Pharma, Inc.
  (Pharmaceuticals)                     242,400       9,075,021
Canon, Inc. (Office
  Electronics)                          143,600       5,631,372
Capcom Co., Ltd. (Software)              75,400       1,296,664
Daito Trust Construction
  Co., Ltd. (Real Estate
  Management & Development)             140,500       5,978,059
FamilyMart Co., Ltd. (Food &

  Staples Retailing)                     88,400       2,651,558
Japan Tobacco, Inc.
  (Tobacco)                               2,076       5,920,227


+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, as of October 31, 2009, excluding short-term investment. One of the ten largest holdings may be a security traded on more than one exchange. May be subject to change daily.


12    MainStay International Equity Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.


                                         SHARES           VALUE
COMMON STOCKS (CONTINUED)
JAPAN (CONTINUED)
Konica Minolta Holdings,
  Inc.
  (Office Electronics)                  153,500   $   1,490,407
Kose Corp. (Personal
  Products)                              69,700       1,547,082
Lawson, Inc. (Food & Staples
  Retailing)                             40,000       1,799,700
MISUMI Group, Inc. (Trading
  Companies & Distributors)             189,600       3,306,915
Nintendo Co., Ltd.
  (Software)                             32,810       8,448,990
Nintendo Co., Ltd., ADR
  (Software) (a)                         10,300         323,523
Nissin Foods Holdings Co.,
  Ltd.
  (Food Products)                       250,100       8,918,747
V  NTT DoCoMo, Inc.
  (Wireless
  Telecommunication
  Services)                              11,504      16,856,942
OBIC Co., Ltd. (IT Services)             28,060       4,800,578
Ono Pharmaceutical Co., Ltd.
  (Pharmaceuticals)                      25,400       1,218,997
Ryohin Keikaku Co., Ltd.
  (Multiline Retail)                     56,300       2,558,096
Sankyo Co., Ltd. (Leisure
  Equipment & Products)                  85,800       4,966,039
Santen Pharmaceutical Co.,
  Ltd. (Pharmaceuticals)                 54,600       1,892,485
Square Enix Holdings Co.,
  Ltd. (Software)                       216,100       5,461,617
Suruga Bank, Ltd.
  (Commercial Banks)                    344,200       3,181,407
Tokio Marine Holdings, Inc.
  (Insurance)                           176,600       4,679,120
                                                  -------------
                                                    102,003,546
                                                  -------------


MEXICO 0.7%
Grupo Televisa S.A.,
  Sponsored ADR (Media) (a)             221,300       4,284,368
                                                  -------------


NETHERLANDS 3.4%
Gemalto N.V. (Computers &
  Peripherals) (b)                       67,200       2,836,801
Koninklijke Ahold N.V. (Food
  &
  Staples Retailing)                    752,100       9,496,590
TNT N.V. (Air Freight &
  Logistics)                            291,528       7,756,816
Unilever N.V., CVA (Food
  Products) (c)                          29,400         908,166
                                                  -------------
                                                     20,998,373
                                                  -------------

NORWAY 0.5%
StatoilHydro ASA (Oil, Gas &

  Consumable Fuels)                     115,500       2,741,307
                                                  -------------


SINGAPORE 2.5%
DBS Group Holdings, Ltd.
  (Commercial Banks)                    560,900       5,226,609
Singapore Post, Ltd.
  (Air Freight & Logistics)           1,440,000         970,925
Singapore Technologies
  Engineering, Ltd.
  (Aerospace & Defense)               1,239,500       2,529,321
SMRT Corp., Ltd. (Road &
  Rail)                               2,849,800       3,415,978
Venture Corp., Ltd.
  (Electronic Equipment &
  Instruments)                          471,800       3,046,477
                                                  -------------
                                                     15,189,310
                                                  -------------

SPAIN 6.9%
Banco Popular Espanol S.A.
  (Commercial Banks)                    882,100       7,892,711
V  Enagas (Gas Utilities)               808,900      16,689,666
Gestevision Telecinco S.A.
  (Media)                               536,000       5,561,074
Grifols S.A. (Biotechnology)            318,600       5,159,892
Indra Sistemas S.A. (IT
  Services)                             285,800       6,733,771
                                                  -------------
                                                     42,037,114
                                                  -------------

SWEDEN 0.4%
Scania AB Class B
  (Machinery)                           197,100       2,573,437
                                                  -------------


SWITZERLAND 12.2%
Actelion, Ltd. Registered
  (Biotechnology) (b)                    50,000       2,760,990
Credit Suisse Group A.G.,
  Sponsored ADR (Capital
  Markets) (a)                           65,200       3,475,160
Geberit A.G. (Building
  Products)                               9,732       1,614,569
V  Nestle S.A. Registered
  (Food Products)                       503,100      23,450,865
V  Novartis A.G. Registered
  (Pharmaceuticals)                     118,448       6,205,849
V  Novartis A.G., ADR
  (Pharmaceuticals) (a)                 109,000       5,662,550
V  Roche Holding A.G.,
  Genusscheine
  (Pharmaceuticals)                     140,325      22,528,051
Schindler Holding A.G.
  (Machinery)                            26,900       1,843,328
Swiss Reinsurance Co., Ltd.,
  Registered (Insurance)                 64,900       2,658,249
Syngenta A.G. Registered
  (Chemicals)                             5,400       1,283,283
Syngenta A.G., ADR
  (Chemicals) (a)                        13,600         643,688
UBS A.G. (Capital Markets)
  (b)                                   150,800       2,501,772
                                                  -------------
                                                     74,628,354
                                                  -------------

UNITED KINGDOM 19.5%
Barclays PLC (Commercial
  Banks) (b)                          1,030,600       5,446,538
V  BP PLC, Sponsored ADR
  (Oil, Gas & Consumable
  Fuels) (a)                            350,620      19,852,104
Cobham PLC (Aerospace &
  Defense)                            1,693,962       6,105,349
De La Rue PLC (Commercial
  Services & Supplies)                  126,900       1,905,712
GlaxoSmithKline PLC
  (Pharmaceuticals)                      26,500         543,664
GlaxoSmithKline PLC,
  Sponsored ADR
  (Pharmaceuticals) (a)                  57,400       2,362,584
HSBC Holdings PLC, Sponsored
  ADR (Commercial Banks) (a)             30,600       1,694,934
Lloyds TSB Group PLC
  (Commercial Banks) (b)              6,800,000       9,712,978
V  Man Group PLC (Capital
  Markets)                            2,938,700      14,951,731
Provident Financial PLC
  (Consumer Finance)                    104,300       1,594,563
Rolls-Royce Group PLC Class
  C (Aerospace & Defense)
  (d)                                11,459,940          18,809
Royal Dutch Shell PLC Class
  A, ADR (Oil, Gas &
  Consumable Fuels) (a)                 179,100      10,640,331
Scottish & Southern Energy
  PLC
  (Electric Utilities)                  633,500      11,218,701
Shire PLC, ADR
  (Pharmaceuticals) (a)                  51,000       2,718,300


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13


                                         SHARES           VALUE
COMMON STOCKS (CONTINUED)
UNITED KINGDOM (CONTINUED)
St. James's Place PLC
  (Insurance)                           507,000   $   2,169,319
V  Tesco PLC (Food & Staples
  Retailing)                          3,511,335      23,475,482
Vodafone Group PLC,
  Sponsored ADR (Wireless
  Telecommunication
  Services) (a)                         243,424       5,401,579
                                                  -------------
                                                    119,812,678
                                                  -------------

UNITED STATES 0.3%
Philip Morris International,
  Inc. (Tobacco)                         41,200       1,951,232
                                                  -------------
Total Common Stocks
  (Cost $536,824,035)                               558,249,635
                                                  -------------



                                      NUMBER OF
                                       WARRANTS
WARRANTS 1.8%
---------------------------------------------------------------

IRELAND 1.8%
V  Ryanair Holdings PLC
  Class A
  Strike Price E 0.000001
  Expires 4/3/18 (Airlines)
  (b)(e)                              2,596,116      11,251,597
                                                  -------------
Total Warrants
  (Cost $11,253,790)                                 11,251,597
                                                  -------------



                                      PRINCIPAL
                                         AMOUNT

SHORT-TERM INVESTMENT 2.2%
---------------------------------------------------------------

REPURCHASE AGREEMENT 2.2%
UNITED STATES 2.2%
State Street Bank and Trust
  Co.
  0.01%, dated 10/30/09
  due 11/2/09
  Proceeds at Maturity
  $13,589,338
  (Collateralized by a
  United States Treasury
  Bill with a rate of 0.066%
  and a maturity date of
  2/18/10, with a Principal
  Amount of $13,865,000 and
  a Market Value of
  $13,862,227) (Capital
  Markets)                          $13,589,326      13,589,326
                                                  -------------
Total Short-Term Investment
  (Cost $13,589,326)                                 13,589,326
                                                  -------------
Total Investments,
  Before Written Options
  (Cost $561,667,151) (h)                  95.1%    583,090,558
                                                  -------------



                                      NUMBER OF
                                      CONTRACTS           VALUE
WRITTEN OPTIONS (0.0%)++
---------------------------------------------------------------

GERMANY (0.0%)++
Siemens A.G., Sponsored ADR
  Strike Price $105.00
  Expires 11/21/09
  (Industrial Conglomerates)
  (a)                                      (168)  $      (3,360)
                                                  -------------


NETHERLANDS (0.0%)++
Unilever N.V.
  Strike Price $30.00
  Expires 11/21/09 (Food
  Products)                                (294)        (58,800)
                                                  -------------


UNITED KINGDOM (0.0%)++
GlaxoSmithKline PLC
  Strike Price $42.50
  Expires 11/21/09
  (Pharmaceuticals)                        (366)        (19,032)
Vodafone Group PLC
  Strike Price $25.00
  Expires 11/21/09
  (Wireless
  Telecommunication
  Services)                                (672)         (3,360)
                                                  -------------
                                                        (22,392)
                                                  -------------
Total Written Options
  (Proceeds $86,507)                                    (84,552)
                                                  -------------
Total Investments,
  Net of Written Options
  (Cost $561,580,644)                      95.1%    583,006,006
Cash and Other Assets,
  Less Liabilities                          4.9      30,202,165
                                          -----    ------------
Net Assets                                100.0%  $ 613,208,171
                                          =====    ============





                            CONTRACTS         UNREALIZED
                                 LONG   DEPRECIATION (F)
FUTURES CONTRACTS (0.3%)
--------------------------------------------------------

Dow Jones EURO STOXX 50
  Index
  December 2009 (10 Year)
  (g)                             698        $(1,331,914)
FTSE 100 Index
  December 2009 (10 Year)
  (g)                             179           (535,280)
Topix Index
  December 2009 (10 Year)
  (g)                             153           (101,725)
                                             -----------
Total Futures Contracts
  (Settlement Value
  $57,889,393)                               $(1,968,919)
                                             ===========





+++  On a daily basis New York Life
     Investments confirms that the value of
     the Fund's liquid assets (liquid
     portfolio securities and cash) is
     sufficient to cover its potential senior
     securities (e.g., futures, swaps,
     options).
++   Less than one-tenth of a percent.
(a)  ADR--American Depositary Receipt.
(b)  Non-income producing security.




14    MainStay International Equity Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

(c)  CVA--Certificaten Van Aandelen.
(d)  Fair valued security. The total market
     value of this security at October 31,
     2009 is $18,809, which represents less
     than one-tenth of a percent of the Fund's net assets.
(e)  May be sold to institutional investors
     only under Rule 144A or securities
     offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(f)  Represents the difference between the
     value of the contracts at the time they
     were opened and the value at October 31, 2009.
(g)  At October 31, 2009, cash in the amount
     of $4,968,638 is segregated as collateral for futures contracts with the broker.
(h)  At October 31, 2009, cost is $567,392,207
     for federal purposes and net unrealized
     appreciation is as follows:



Gross unrealized appreciation      $  46,930,922
Gross unrealized depreciation        (31,232,571)
                                    ============
Net unrealized appreciation        $  15,698,351
                                    ============



The following abbreviation is used in the above portfolio:

E    --Euro


The following is a summary of the fair valuations according to the inputs used as of October 31, 2009, for valuing the Fund's assets and liabilities.

ASSET VALUATION INPUTS


                                                    QUOTED
                                                 PRICES IN
                                                    ACTIVE   SIGNIFICANT
                                               MARKETS FOR         OTHER     SIGNIFICANT
                                                 IDENTICAL    OBSERVABLE    UNOBSERVABLE
                                                    ASSETS        INPUTS          INPUTS
 DESCRIPTION                                     (LEVEL 1)     (LEVEL 2)       (LEVEL 3)           TOTAL
 Investments in Securities
 Common Stocks (a)                            $558,230,826   $        --         $18,809    $558,249,635
 Warrants                                       11,251,597            --              --      11,251,597
 Short-Term Investment
     Repurchase Agreement                               --    13,589,326              --      13,589,326
                                              ------------   -----------         -------    ------------
 Total Investments in Securities
 Other Financial Instruments                   569,482,423    13,589,326          18,809     583,090,558
                                              ------------   -----------         -------    ------------
 Foreign Currency Forward Contracts (b)                 --       974,105              --         974,105
                                              ------------   -----------         -------    ------------
 Total Other Financial Instruments                      --       974,105              --         974,105
                                              ------------   -----------         -------    ------------
 Total Investments in Securities and Other
  Financial Instruments                       $569,482,423   $14,563,431         $18,809    $584,064,663
                                              ============   ===========         =======    ============




 (a) The level 3 security valued at $18,809 is held in the United Kingdom within the Common Stocks section of the Portfolio of Investments.

 (b) The value listed for these securities represents unrealized appreciation as shown on Note 5 of the financial statements for foreign currency forward contracts.

LIABILITY VALUATION INPUTS


                                                      QUOTED
                                                   PRICES IN
                                                      ACTIVE   SIGNIFICANT
                                                 MARKETS FOR         OTHER   SIGNIFICANT
                                                   IDENTICAL    OBSERVABLE  UNOBSERVABLE
                                                      ASSETS        INPUTS        INPUTS
 DESCRIPTION                                       (LEVEL 1)     (LEVEL 2)     (LEVEL 3)         TOTAL
 Other Financial Instruments
     Written Options                             $   (84,552)      $    --           $--   $   (84,552)
     Futures Contracts (a)                        (1,968,919)           --            --    (1,968,919)
     Foreign Currency Forward Contracts (a)               --        (4,863)           --        (4,863)
                                                 -----------       -------           ---   -----------
 Total Other Financial Instruments               $(2,053,471)      $(4,863)          $--   $(2,058,334)
                                                 ===========       =======           ===   ===========




 (a) The value listed for these securities represents unrealized depreciation as shown on the Portfolio of Investments or Note 5 of the financial statements for futures contracts and foreign currency forward contracts, respectively.


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

                              BALANCE                              CHANGE IN                              NET        NET
                                AS OF      ACCRUED  REALIZED      UNREALIZED                        TRANSFERS  TRANSFERS
 INVESTMENTS              OCTOBER 31,    DISCOUNTS      GAIN    APPRECIATION        NET        NET      IN TO     OUT OF
 IN SECURITIES                   2008   (PREMIUMS)    (LOSS)  (DEPRECIATION)  PURCHASES      SALES    LEVEL 3    LEVEL 3
 Common Stock                $126,548          $--  ($11,343)         $1,714    $18,762  ($116,872)       $--        $--
                             --------          ---  --------          ------    -------  ---------        ---        ---
 Total                       $126,548          $--  ($11,343)         $1,714    $18,762  ($116,872)       $--        $--
                             ========          ===  ========          ======    =======  =========        ===        ===

                                            CHANGE IN
                                           UNREALIZED
                                         APPRECIATION
                                       (DEPRECIATION)
                                                 FROM
                              BALANCE     INVESTMENTS
                                AS OF   STILL HELD AT
 INVESTMENTS              OCTOBER 31,     OCTOBER 31,
 IN SECURITIES                   2009        2009 (A)
 Common Stock                 $18,809             $47
                              -------             ---
 Total                        $18,809             $47
                              =======             ===




 (a) Included in "Net change in unrealized appreciation (depreciation) on investments" in the Statement of Operations.



16    MainStay International Equity Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

The table below sets forth the diversification of the International Equity Fund investments by industry.

INDUSTRY DIVERSIFICATION (UNAUDITED)


                                      VALUE    PERCENT+
Aerospace & Defense            $  8,653,479         1.4%
Air Freight & Logistics           8,727,741         1.4
Airlines                         11,251,597         1.8
Biotechnology                     7,920,882         1.3
Building Products                 1,614,569         0.3
Capital Markets                  35,187,773         5.7
Chemicals                         1,926,971         0.3
Commercial Banks                 43,337,366         7.1
Commercial Services &
  Supplies                        1,905,712         0.3
Communications Equipment          8,107,449         1.3
Computers & Peripherals           3,791,760         0.6
Consumer Finance                  1,594,563         0.3
Diversified Financial
  Services                        8,549,773         1.4
Diversified Telecommunication
  Services                        9,265,440         1.5
Electric Utilities               11,218,701         1.8
Electronic Equipment &
  Instruments                     3,046,477         0.5
Food & Staples Retailing         37,423,330         6.1
Food Products                    33,218,978         5.4
Gas Utilities                    27,552,986         4.5
Hotels, Restaurants & Leisure    14,230,496         2.3
Industrial Conglomerates          7,482,722         1.2
Insurance                        49,018,618         8.0
IT Services                      11,534,349         1.9
Leisure Equipment & Products      4,966,039         0.8
Machinery                         4,416,765         0.7
Media                            18,501,748         3.0
Metals & Mining                   1,869,030         0.3
Multiline Retail                  2,558,096         0.4
Office Electronics               12,836,713         2.1
Oil, Gas & Consumable Fuels      50,627,411         8.3
Personal Products                 1,547,082         0.3
Pharmaceuticals                  54,904,174         9.1
Real Estate Management &
  Development                     5,978,059         1.0
Road & Rail                       3,415,978         0.6
Semiconductors &
  Semiconductor Equipment         1,849,350         0.3
Software                         15,530,794         2.5
Specialty Retail                  8,178,919         1.3
Textiles, Apparel & Luxury
  Goods                             580,814         0.1
Tobacco                           7,871,459         1.3
Trading Companies &
  Distributors                    3,306,915         0.5
Wireless Telecommunication
  Services                       37,504,928         6.1
                               ------------       -----
                                583,006,006        95.1
Cash and Other Assets,
  Less Liabilities               30,202,165         4.9
                               ------------       -----
Net Assets                     $613,208,171       100.0%
                               ============       =====





+    Percentages indicated are based on Fund
     net assets.





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              17

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2009


ASSETS:
Investment in securities, at value
  (identified cost $561,667,151)     $ 583,090,558
Cash denominated in foreign
  currencies
  (identified cost $16,123,695)         17,033,947
Foreign cash collateral on deposit
  at broker (identified cost
  $4,992,399) (See Note 5)               4,968,638
Receivables:
  Investment securities sold            10,263,200
  Fund shares sold                       4,341,332
  Dividends and interest                 1,784,858
  Variation margin on futures
     contracts                             222,720
Other assets                                38,800
Unrealized appreciation on foreign
  currency forward contracts               974,105
                                     -------------
     Total assets                      622,718,158
                                     -------------
LIABILITIES:
Written options, at value
  (premiums received $86,507)               84,552
Payables:
  Investment securities purchased        6,076,442
  Fund shares redeemed                   1,203,351
  Variation margin on futures
     contracts                           1,213,525
  Manager (See Note 3)                     477,449
  Transfer agent (See Note 3)              186,204
  NYLIFE Distributors (See Note 3)          83,504
  Custodian                                 61,210
  Shareholder communication                 57,546
  Professional fees                         53,200
  Trustees                                   1,785
Accrued expenses                             6,356
Unrealized depreciation on foreign
  currency forward contracts                 4,863
                                     -------------
     Total liabilities                   9,509,987
                                     -------------
Net assets                           $ 613,208,171
                                     =============
COMPOSITION OF NET ASSETS:
Share of beneficial interest
  outstanding
  (par value of $.01 per share)
  unlimited number of shares
  authorized                         $     502,396
Additional paid-in capital             678,400,246
                                     -------------
                                       678,902,642
Accumulated undistributed net
  investment income                     15,684,834
Accumulated net realized loss on
  investments, written option
  transactions and foreign currency
  transactions                        (102,773,610)
Net unrealized appreciation on
  investments, futures contracts
  and written options                   19,456,443
Net unrealized appreciation on
  translation of other assets and
  liabilities in foreign currencies
  and foreign currency forward
  contracts                              1,937,862
                                     -------------
Net assets                           $ 613,208,171
                                     =============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $  39,968,591
                                     =============
Shares of beneficial interest
  outstanding                            3,264,923
                                     =============
Net asset value per share
  outstanding                        $       12.24
Maximum sales charge (5.50% of
  offering price)                             0.71
                                     -------------
Maximum offering price per share
  outstanding                        $       12.95
                                     =============
CLASS A
Net assets applicable to
  outstanding shares                 $ 117,022,947
                                     =============
Shares of beneficial interest
  outstanding                            9,557,135
                                     =============
Net asset value per share
  outstanding                        $       12.24
Maximum sales charge (5.50% of
  offering price)                             0.71
                                     -------------
Maximum offering price per share
  outstanding                        $       12.95
                                     =============
CLASS B
Net assets applicable to
  outstanding shares                 $  36,396,912
                                     =============
Shares of beneficial interest
  outstanding                            3,213,602
                                     =============
Net asset value and offering price
  per share outstanding              $       11.33
                                     =============
CLASS C
Net assets applicable to
  outstanding shares                 $  19,078,689
                                     =============
Shares of beneficial interest
  outstanding                            1,684,867
                                     =============
Net asset value and offering price
  per share outstanding              $       11.32
                                     =============
CLASS I
Net assets applicable to
  outstanding shares                 $ 387,244,770
                                     =============
Shares of beneficial interest
  outstanding                           31,418,306
                                     =============
Net asset value and offering price
  per share outstanding              $       12.33
                                     =============
CLASS R1
Net assets applicable to
  outstanding shares                 $   5,348,142
                                     =============
Shares of beneficial interest
  outstanding                              436,642
                                     =============
Net asset value and offering price
  per share outstanding              $       12.25
                                     =============
CLASS R2
Net assets applicable to
  outstanding shares                 $   7,825,876
                                     =============
Shares of beneficial interest
  outstanding                              637,787
                                     =============
Net asset value and offering price
  per share outstanding              $       12.27
                                     =============
CLASS R3
Net assets applicable to
  outstanding shares                 $     322,244
                                     =============
Shares of beneficial interest
  outstanding                               26,333
                                     =============
Net asset value and offering price
  per share outstanding              $       12.24
                                     =============






18    MainStay International Equity Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2009


INVESTMENT INCOME:
INCOME:
  Dividends (a)                      $ 19,103,185
  Interest                                 19,875
                                     ------------
     Total income                      19,123,060
                                     ------------
EXPENSES:
  Manager (See Note 3)                  4,601,321
  Transfer agent--Investor Class
     (See Note 3)                         200,323
  Transfer agent--Class A (See Note
     3)                                    93,025
  Transfer agent--Classes B and C
     (See Note 3)                         264,451
  Transfer agent--Classes I, R1, R2
     and R3 (See Note 3)                  359,745
  Distribution/Service--Investor
     Class (See Note 3)                    91,286
  Distribution/Service--Class A
     (See Note 3)                         208,749
  Service--Class B (See Note 3)            85,670
  Service--Class C (See Note 3)            34,864
  Distribution/Service--Class R2
     (See Note 3)                           5,817
  Distribution/Service--Class R3
     (See Note 3)                             544
  Distribution--Class B (See Note
     3)                                   257,009
  Distribution--Class C (See Note
     3)                                   104,591
  Distribution--Class R3 (See Note
     3)                                       544
  Custodian                               233,590
  Shareholder communication               186,053
  Professional fees                       149,501
  Registration                            114,587
  Trustees                                 23,344
  Shareholder service--Class R1
     (See Note 3)                           3,650
  Shareholder service--Class R2
     (See Note 3)                           2,327
  Shareholder service--Class R3
     (See Note 3)                             217
  Miscellaneous                            49,625
                                     ------------
     Total expenses before waiver       7,070,833
  Expense waiver from Manager (See
     Note 3)                             (449,561)
                                     ------------
     Net expenses                       6,621,272
                                     ------------
Net investment income                  12,501,788
                                     ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, WRITTEN OPTIONS AND FOREIGN CURRENCY
TRANSACTIONS:
Net realized gain (loss) on:
  Security transactions              $(55,875,651)
  Written option transactions              52,979
  Foreign currency transactions        18,943,769
                                     ------------
Net realized loss on investments,
  written option transactions and
  foreign
  currency transactions               (36,878,903)
                                     ------------
Net change in unrealized
  appreciation (depreciation) on:
  Investments                         136,735,963
  Futures contracts                    (1,968,919)
  Written option contracts                  1,955
  Translation of other assets and
     liabilities in foreign
     currencies and foreign
     currency forward contracts       (10,917,482)
                                     ------------
Net change in unrealized
  depreciation on investments,
  futures contracts, written
  options and foreign currency
  transactions                        123,851,517
                                     ------------
Net realized and unrealized gain on
  investments, futures
  transactions, written options and
  foreign currency transactions        86,972,614
                                     ------------
Net increase in net assets
  resulting from operations          $ 99,474,402
                                     ============




(a) Dividends recorded net of foreign withholding taxes in the amount of $2,183,595.


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              19

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED OCTOBER 31, 2009 AND OCTOBER 31, 2008


                                       2009            2008
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income        $  12,501,788   $  24,062,369
 Net realized loss on
  investments, written
  option transactions and
  foreign currency
  transactions                  (36,878,903)    (42,421,486)
 Net change in unrealized
  appreciation
  (depreciation) on
  investments, written
  options, futures contracts
  and foreign currency
  transactions                  123,851,517    (254,285,391)
                              -----------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                     99,474,402    (272,644,508)
                              -----------------------------

Dividends and distributions to
 shareholders:
 From net investment
  income:
    Investor Class               (2,784,161)             --
    Class A                      (5,375,025)       (598,461)
    Class B                      (2,657,407)             --
    Class C                        (835,870)             --
    Class I                     (31,109,639)     (5,317,732)
    Class R1                       (230,732)        (32,078)
    Class R2                        (22,362)         (1,893)
    Class R3                         (2,952)           (218)
                              -----------------------------
                                (43,018,148)     (5,950,382)
                              -----------------------------
 From net realized gain on investments:
    Class A                              --     (16,879,290)
    Class B                              --      (7,486,636)
    Class C                              --      (2,504,890)
    Class I                              --     (57,826,273)
    Class R1                             --        (383,627)
    Class R2                             --         (32,779)
    Class R3                             --          (5,318)
                              -----------------------------
                                         --     (85,118,813)
                              -----------------------------
 Total dividends and
  distributions to
  shareholders                  (43,018,148)    (91,069,195)
                              -----------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                      $ 212,035,458   $ 123,377,421
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions              30,703,329      74,162,347
 Cost of shares redeemed
  (a)                          (207,999,568)   (236,089,020)
                              -----------------------------
    Increase (decrease) in
     net assets derived from
     capital share
     transactions                34,739,219     (38,549,252)
                              -----------------------------
    Net increase (decrease)
     in net assets               91,195,473    (402,262,955)

NET ASSETS:
Beginning of year               522,012,698     924,275,653
                              -----------------------------
End of year                   $ 613,208,171   $ 522,012,698
                              =============================
Accumulated undistributed
 net investment income at
 end of year                  $  15,684,834   $  27,257,425
                              =============================



(a) Cost of shares redeemed net of redemption fee of $48,399 and $24,044 for the years ended October 31, 2009 and 2008, respectively. (See Note 2(m))



20    MainStay International Equity Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank



                                                   mainstayinvestments.com    21

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                              INVESTOR CLASS
                                        --------------------------
                                                      FEBRUARY 28,
                                                         2008**
                                         YEAR ENDED      THROUGH
                                        OCTOBER 31,    OCTOBER 31,

                                        --------------------------
                                            2009          2008
Net asset value at beginning of period    $ 10.96        $ 14.70
                                          -------        -------
Net investment income (a)                    0.23           0.36
Net realized and unrealized gain
  (loss) on  investments                     1.73          (4.31)
Net realized and unrealized gain
  (loss) on foreign currency
  transactions                               0.18           0.21
                                          -------        -------
Total from investment operations             2.14          (3.74)
                                          -------        -------
Less dividends and distributions:
  From net investment income                (0.86)            --
  From net realized gain on
     investments                               --             --
                                          -------        -------
Total dividends and distributions           (0.86)            --
                                          -------        -------
Redemption fee (a)                           0.00 ++        0.00 ++
                                          -------        -------
Net asset value at end of period          $ 12.24        $ 10.96
                                          =======        =======
Total investment return (c)                 21.20%        (25.44%)(e)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                      2.19%          3.91% ++
  Net expenses                               1.71%          1.70% ++
  Expenses (before
     recoupment/waiver/reimbursement)        1.86%          1.73% ++
Portfolio turnover rate                        88%            82%
Net assets at end of period (in 000's)    $39,969        $35,429




                                                                    CLASS B
                                       ----------------------------------------------------------------
                                                            YEAR ENDED OCTOBER 31,

                                       ----------------------------------------------------------------
                                         2009       2008       2007             2006              2005
Net asset value at beginning of
  period                               $ 10.17    $ 16.99    $ 15.78           $ 12.88          $ 11.44
                                       -------    -------    -------           -------          -------
Net investment income (a)                 0.14       0.28       0.09              0.15             0.05
Net realized and unrealized gain
  (loss) on investments                   1.61      (5.70)      2.40              3.43 (b)         1.53
Net realized and unrealized gain
  (loss) on foreign currency
  transactions                            0.16       0.28      (0.16)            (0.09)           (0.14)
                                       -------    -------    -------           -------          -------
Total from investment operations          1.91      (5.14)      2.33              3.49             1.44
                                       -------    -------    -------           -------          -------
Less dividends and distributions:
  From net investment income             (0.75)        --         --                --               --
  From net realized gain on
     investments                            --      (1.68)     (1.12)            (0.59)              --
                                       -------    -------    -------           -------          -------
Total dividends and distributions        (0.75)     (1.68)     (1.12)            (0.59)              --
                                       -------    -------    -------           -------          -------
Redemption fee (a)                        0.00 ++    0.00 ++    0.00 ++           0.00 ++          0.00 ++
                                       -------    -------    -------           -------          -------
Net asset value at end of period       $ 11.33    $ 10.17    $ 16.99           $ 15.78          $ 12.88
                                       =======    =======    =======           =======          =======
Total investment return (c)              20.31%    (33.36%)    15.48%            28.13%(b)(d)     12.59%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                   1.41%      2.10%      0.52%             1.11%            0.40%
  Net expenses                            2.46%      2.40%      2.35%             2.37%            2.49%
  Expenses (before
     recoupment/waiver/reimbursement)     2.62%      2.42%      2.30%             2.41%(d)         2.51%
Portfolio turnover rate                     88%        82%        49%               50%              51%
Net assets at end of period (in
  000's)                               $36,397    $37,098    $76,081           $67,150          $88,410




**   Commencement of operations.
++   Annualized.
++   Less than one cent per share.
(a)  Per share data based on average shares outstanding during the period.
(b)  The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager's reimbursement of such losses were $0.02 per share on net realized gains on investments and the effect on total investment return was less than 0.01%, respectively.
(c)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I, Class R1, Class R2 and
     Class R3 shares are not subject to sales charges.
(d)  Includes nonrecurring reimbursements from Manager for professional fees. The effect on total return was less than one-hundredth of a percent.
(e)  Total return is not annualized.





22    MainStay International Equity Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                      CLASS A
            ------------------------------------------------------------------------------------------



                                              YEAR ENDED OCTOBER 31,

            ------------------------------------------------------------------------------------------
               2009                  2008                  2007             2006               2005
             $  10.97               $ 18.09              $  16.69         $  13.53            $ 11.95
             --------               -------              --------         --------            -------
                 0.26                  0.41                  0.22             0.24               0.15
                 1.73                 (6.10)                 2.54             3.65 (b)           1.59
                 0.18                  0.30                 (0.17)           (0.10)             (0.14)
             --------               -------              --------         --------            -------
                 2.17                 (5.39)                 2.59             3.79               1.60
             --------               -------              --------         --------            -------

                (0.90)                (0.05)                (0.07)           (0.04)             (0.02)
                   --                 (1.68)                (1.12)           (0.59)                --
             --------               -------              --------         --------            -------
                (0.90)                (1.73)                (1.19)           (0.63)             (0.02)
             --------               -------              --------         --------            -------
                 0.00 ++               0.00 ++               0.00 ++          0.00 ++            0.00 ++
             --------               -------              --------         --------            -------
             $  12.24               $ 10.97              $  18.09         $  16.69            $ 13.53
             ========               =======              ========         ========            =======
                21.57%               (32.67%)               16.30%           29.11%(b)(d)       13.40%

                 2.40%                 2.79%                 1.25%            1.65%              1.15%
                 1.39%                 1.47%                 1.58%            1.62%              1.74%
                 1.42%                 1.47%                 1.55%            1.67%(d)           1.76%
                   88%                   82%                   49%              50%                51%
             $117,023               $63,470              $186,738         $145,964            $87,204

                                                      CLASS C
            ------------------------------------------------------------------------------------------
                                              YEAR ENDED OCTOBER 31,

            ------------------------------------------------------------------------------------------
               2009                  2008                  2007             2006               2005
             $  10.17               $ 16.98              $  15.77         $  12.87            $ 11.44
             --------               -------              --------         --------            -------
                 0.13                  0.29                  0.09             0.13               0.05
                 1.61                 (5.69)                 2.40             3.45 (b)           1.52
                 0.16                  0.27                 (0.16)           (0.09)             (0.14)
             --------               -------              --------         --------            -------
                 1.90                 (5.13)                 2.33             3.49               1.43
             --------               -------              --------         --------            -------

                (0.75)                   --                    --               --                 --
                   --                 (1.68)                (1.12)           (0.59)                --
             --------               -------              --------         --------            -------
                (0.75)                (1.68)                (1.12)           (0.59)                --
             --------               -------              --------         --------            -------
                 0.00 ++               0.00 ++               0.00 ++          0.00 ++            0.00 ++
             --------               -------              --------         --------            -------
             $  11.32               $ 10.17              $  16.98         $  15.77            $ 12.87
             ========               =======              ========         ========            =======
                20.32%               (33.32%)               15.49%           28.15%(b)(d)       12.50%

                 1.34%                 2.12%                 0.53%            0.91%              0.40%
                 2.46%                 2.39%                 2.33%            2.37%              2.49%
                 2.60%                 2.41%                 2.30%            2.42%(d)           2.51%
                   88%                   82%                   49%              50%                51%
             $ 19,079               $10,976              $ 25,677         $ 17,026            $11,600




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              23

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                                                    Class I
                                              ----------------------------------------------------------------------------------
                                                                            Year ended October 31,

                                              ----------------------------------------------------------------------------------
                                                2009           2008           2007                 2006                   2005
Net asset value at beginning of period        $  11.05       $  18.23       $  16.79             $  13.60               $  12.02
                                              --------       --------       --------             --------               --------
Net investment income (a)                         0.29           0.50           0.31                 0.33                   0.23
Net realized and unrealized gain (loss) on
  investments                                     1.75          (6.16)          2.56                 3.66 (b)               1.59
Net realized and unrealized gain (loss) on
  foreign currency transactions                   0.18           0.30          (0.16)               (0.10)                 (0.14)
                                              --------       --------       --------             --------               --------
Total from investment operations                  2.22          (5.36)          2.71                 3.89                   1.68
                                              --------       --------       --------             --------               --------
Less dividends and distributions:
  From net investment income                     (0.94)         (0.14)         (0.15)               (0.11)                 (0.10)
  From net realized gain on investments             --          (1.68)         (1.12)               (0.59)                    --
                                              --------       --------       --------             --------               --------
Total dividends and distributions                (0.94)         (1.82)         (1.27)               (0.70)                 (0.10)
                                              --------       --------       --------             --------               --------
Redemption fee (a)                                0.00 ++        0.00 ++        0.00 ++              0.00 ++                0.00 ++
                                              --------       --------       --------             --------               --------
Net asset value at end of period              $  12.33       $  11.05       $  18.23             $  16.79               $  13.60
                                              ========       ========       ========             ========               ========
Total investment return (c)                      22.01%        (32.44%)        16.96%               29.94%(b)(d)           13.98%
Ratios (to average net assets)/Supplemental
  Data:
  Net investment income                           2.70%          3.48%          1.80%                2.22%                  1.72%
  Net expenses                                    1.08%          1.03%          1.03%                1.01%                  1.17%
  Expenses (before
     recoupment/waiver/reimbursement)             1.17%          1.05%          1.02%                1.08%(d)               1.19%
Portfolio turnover rate                             88%            82%            49%                  50%                    51%
Net assets at end of period (in 000's)        $387,245       $371,975       $631,206             $520,233               $135,643




                                                                               Class R2
                                              -------------------------------------------------------------------------



                                                                        Year ended October 31,
                                              -------------------------------------------------------------------------
                                               2009              2008             2007                     2006
Net asset value at beginning of period        $10.99           $ 18.14           $16.72                   $13.55
                                              ------           -------           ------                   ------
Net investment income (a)                       0.16              0.46             0.24                     0.31
Net realized and unrealized gain (loss) on
  investments                                   1.82             (6.14)            2.57                     3.62 (b)
Net realized and unrealized gain (loss) on
  foreign currency transactions                 0.19              0.30            (0.16)                   (0.10)
                                              ------           -------           ------                   ------
Total from investment operations                2.17             (5.38)            2.65                     3.83
                                              ------           -------           ------                   ------
Less dividends and distributions:
  From net investment income                   (0.89)            (0.09)           (0.11)                   (0.07)
  From net realized gain on investments           --             (1.68)           (1.12)                   (0.59)
                                              ------           -------           ------                   ------
Total dividends and distributions              (0.89)            (1.77)           (1.23)                   (0.66)
                                              ------           -------           ------                   ------
Redemption fee (a)                              0.00 ++           0.00 ++          0.00 ++                  0.00 ++
                                              ------           -------           ------                   ------
Net asset value at end of period              $12.27           $ 10.99           $18.14                   $16.72
                                              ======           =======           ======                   ======
Total investment return (c)                    21.53%           (32.63%)          16.49%                   29.53%(b)(d)
Ratios (to average net assets)/Supplemental
  Data:
  Net investment income                         1.39%             3.24%            1.38%                    2.07%
  Net expenses                                  1.50%             1.38%            1.38%                    1.37%
  Expenses (before
     recoupment/waiver/reimbursement)           1.54%             1.40%            1.37%                    1.42%(d)
Portfolio turnover rate                           88%               82%              49%                      50%
Net assets at end of period (in 000's)        $7,826           $   274           $  358                   $  289
                                               Class
                                                R2
                                              ------



                                               Year
                                               ended
                                               Octo-
                                                ber
                                                31,
                                              ------
                                               2005
Net asset value at beginning of period        $11.99
                                              ------
Net investment income (a)                       0.19
Net realized and unrealized gain (loss) on
  investments                                   1.57
Net realized and unrealized gain (loss) on
  foreign currency transactions                (0.14)
                                              ------
Total from investment operations                1.62
                                              ------
Less dividends and distributions:
  From net investment income                   (0.06)
  From net realized gain on investments           --
                                              ------
Total dividends and distributions              (0.06)
                                              ------
Redemption fee (a)                              0.00 ++
                                              ------
Net asset value at end of period              $13.55
                                              ======
Total investment return (c)                    13.52%
Ratios (to average net assets)/Supplemental
  Data:
  Net investment income                         1.37%
  Net expenses                                  1.52%
  Expenses (before
     recoupment/waiver/reimbursement)           1.54%
Portfolio turnover rate                           51%
Net assets at end of period (in 000's)        $  416




**   Commencement of operations.
++   Annualized.
++   Less than one cent per share.
(a)  Per share data based on average shares outstanding during the period.
(b)  The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager's reimbursement of such losses were $0.02 per share on net realized gains on investments and the effect on total investment return was less than 0.01%, respectively.
(c)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I, Class R1, Class R2 and
     Class R3 shares are not subject to sales charges.
(d)  Includes nonrecurring reimbursements from Manager for professional fees. The effect on total return was less than one-hundredth of a percent.
(e)  Total return is not annualized.





24    MainStay International Equity Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                     CLASS R1
            ------------------------------------------------------------------------------------------
                                              YEAR ENDED OCTOBER 31,

            ------------------------------------------------------------------------------------------
               2009                  2008                  2007             2006               2005
              $10.98                $ 18.13               $16.71           $13.54             $12.00
              ------                -------               ------           ------             ------
                0.28                   0.49                 0.29             0.32               0.22
                1.74                  (6.13)                2.55             3.64 (b)           1.54
                0.18                   0.30                (0.16)           (0.10)             (0.14)
              ------                -------               ------           ------             ------
                2.20                  (5.34)                2.68             3.86               1.62
              ------                -------               ------           ------             ------

               (0.93)                 (0.13)               (0.14)           (0.10)             (0.08)
                  --                  (1.68)               (1.12)           (0.59)                --
              ------                -------               ------           ------             ------
               (0.93)                 (1.81)               (1.26)           (0.69)             (0.08)
              ------                -------               ------           ------             ------
                0.00 ++                0.00 ++              0.00 ++          0.00 ++            0.00 ++
              ------                -------               ------           ------             ------
              $12.25                $ 10.98               $18.13           $16.71             $13.54
              ======                =======               ======           ======             ======
               21.89%                (32.53%)              16.88%           29.76%(b)(d)       13.57%

                2.58%                  3.40%                1.68%            2.19%              1.62%
                1.19%                  1.13%                1.13%            1.12%              1.27%
                1.27%                  1.15%                1.12%            1.17%(d)           1.29%
                  88%                    82%                  49%              50%                51%
              $5,348                $ 2,755               $4,158           $3,893             $3,325




                                             CLASS R3
            -------------------------------------------------------------------------
                                                                            APRIL 28,
                                                                              2006
                                                                             THROUGH
                            YEAR ENDED OCTOBER 31,                         OCTOBER 31

            -------------------------------------------------------------------------
               2009                  2008                  2007               2006
              $10.95                $ 18.10               $16.70             $15.26
              ------                -------               ------             ------
                0.26                   0.42                 0.13               0.13
                1.72                  (6.13)                2.64               1.35 (b)
                0.17                   0.30                (0.17)             (0.04)
              ------                -------               ------             ------
                2.15                  (5.41)                2.60               1.44
              ------                -------               ------             ------

               (0.86)                 (0.06)               (0.08)                --
                  --                  (1.68)               (1.12)                --
              ------                -------               ------             ------
               (0.86)                 (1.74)               (1.20)                --
              ------                -------               ------             ------
                0.00 ++                0.00 ++              0.00 ++            0.00 ++
              ------                -------               ------             ------
              $12.24                $ 10.95               $18.10             $16.70
              ======                =======               ======             ======
               21.31%                (32.86%)              16.35%              9.44%(e)

                2.45%                  2.93%                0.76%              1.60%++
                1.69%                  1.63%                1.63%              1.59%++
                1.77%                  1.65%                1.62%              1.70%(d)++
                  88%                    82%                  49%                50%
              $  322                $    37               $   57             $   11




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              25

NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of fourteen funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay International Equity Fund (the "Fund"), a diversified fund.

The Fund currently offers eight classes of shares. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on September 13, 1994. Class C shares commenced operations on September 1, 1998. Class I shares, Class R1 shares and Class R2 shares commenced operations on January 2, 2004. Class R3 shares commenced operations on April 28, 2006. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value ("NAV") per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered at NAV without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and a 1.00% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I, Class R1, Class R2 and Class R3 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The eight classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and bear the same conditions except that Class B and Class C shares are subject to higher distribution fee rates than Investor Class, Class A, Class R2 and Class R3 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R1 shares are not subject to a distribution or service fee. Class R1, Class R2 and Class R3 shares are authorized to pay a shareholder service fee to the Manager, as defined in Note 3(A), its affiliates, or third-party service providers, as compensation for services rendered to shareholders of Class R1, Class R2 or Class R3 shares.

The Fund's investment objective is to provide long-term growth of capital commensurate with an acceptable level of risk by investing in a portfolio consisting primarily of non-U.S. equity securities. Current income is a secondary objective.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date"). Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Options contracts are valued at the last posted settlement price on the market where such options are principally traded. Investments in other mutual funds are valued at their NAVs as of the close of the New York Stock Exchange on the valuation date. Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less ("short-term investments") are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board of Trustees to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's Manager or Subadvisor, as defined in Note 3(A), reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At October 31, 2009, the Fund held securities with a value of $18,809 that were valued in such manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund's NAV is


26    MainStay International Equity Fund
calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor, as defined in Note 3(A), conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund's Board of Trustees, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. Additionally, international equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund's policies and procedures. At October 31, 2009, foreign securities held by the Fund were not fair valued.

"Fair Value" is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

- Level 1--quoted prices in active markets for identical investments

- Level 2--other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

- Level 3--significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of October 31, 2009, for the Fund's investments is included at the end of the Fund's Portfolio of Investments.

The valuation techniques used by the Fund to measure fair value during the year ended October 31, 2009, maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund may have utilized some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets. For the year ended October 31, 2009, there have been no changes to the fair value methodologies.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code") applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are generally withheld at the source.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is "more likely than not" to be sustained assuming examination by taxing authorities. Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Fund's financial statements. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at NAV, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ

                                                   mainstayinvestments.com    27
from generally accepted accounting principles in the United States of America.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than short-term investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term investments are accreted and amortized, respectively, on the straight-line method. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative NAV on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor, if any, to be creditworthy, pursuant to guidelines established by the Fund's Board of Trustees. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H) PURCHASED AND WRITTEN OPTIONS. The Fund may write covered call and put options on its portfolio securities or foreign currencies. These securities are subject to equity price risk in the normal course of investing in these transactions. Premiums received are recorded as assets, and the market value of the written options are recorded as liabilities. The liabilities are subsequently adjusted and unrealized appreciation or depreciation is recorded to reflect the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or are cancelled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, in exchange for the premium, the Fund foregoes the opportunity for capital appreciation above the exercise price should the price of the underlying security or foreign currency increase. The Fund, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security or foreign currency below the exercise price. A call option may be covered by the call writer's owning the underlying security throughout the option period. A call option may also be covered by the call writer's maintaining liquid assets valued at greater than the exercise price of the call written. When writing a covered call option, the Fund, in return for the premium on the option, gives up the opportunity to profit from a price increase in the underlying securities above the exercise price. However, as long as the obligation as the writer continues, the Fund has retained the risk of loss should the price of the underlying security decline. After writing a put option, the Fund may incur risk exposure equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of the option. The Fund writes covered call options to try to realize greater return on the sale of a stock. The Fund writes put options to help protect against unanticipated adverse developments.

The Fund may purchase call and put options on its portfolio securities or foreign currencies. The Fund may purchase call options to protect against an increase in the price of the security or foreign currency it anticipates purchasing. The Fund may purchase put options on its securities or foreign currencies to protect against a decline in the value


28    MainStay International Equity Fund
of the security or foreign currency or to close out covered written put positions. The Fund may also purchase options to seek to enhance returns. Risks may arise from an imperfect correlation between the change in market value of the securities or foreign currencies held by the Fund and the prices of options relating to the securities or foreign currencies purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum risk exposure for any purchased option is limited to the premium initially paid for the option. (See Note 5.)

(I) FUTURES CONTRACTS. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (i.e., foreign currency, interest rate, security, or securities index.) The Fund is subject to equity price risk and interest rate risk in the normal course of investing in these transactions. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin". When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. The Fund invests in futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Fund's investment in futures contracts and other derivatives may increase the volatility of the Fund's NAV and may result in a loss to the Fund.

(J) FOREIGN CURRENCY FORWARD CONTRACTS. The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell currencies of different countries on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. Cash movement occurs on settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into foreign currency forward contracts to reduce currency risk versus the benchmark or for trade settlement.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. While a Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund's assets. Moreover, there may be an imperfect correlation between the Fund's holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation on forward contracts reflects the Fund's exposure at valuation date to credit loss in the event of a counterparty's failure to perform its obligations. (See Note 5.)

(K) FOREIGN CURRENCY TRANSACTIONS. The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities--at the valuation date, and

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds

                                                   mainstayinvestments.com    29
or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(L) SECURITIES LENDING. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company ("State Street"). State Street will manage the Fund's cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund's portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to borrower's inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or retain a portion of interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund had no securities on loan as of October 31, 2009.

(M) REDEMPTION FEE. The Fund imposes a 2.00% redemption fee on redemptions (including exchanges) of Fund shares made within 60 days of their date of purchase for any class. The redemption fee is designed to offset brokerage commissions and other costs associated with short-term trading and is not assessed on shares acquired through the reinvestment of dividends or distributions paid by the Fund. The redemption fees are included in the Statement of Changes in Net Assets' shares redeemed amount and retained by the Fund.

(N) CONCENTRATION OF RISK. The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions.

These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

(O) INDEMNIFICATIONS. Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(P) QUANTITATIVE DISCLOSURE OF DERIVATIVE HOLDINGS. The following tables show additional disclosures about the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

FAIR VALUE OF DERIVATIVES AS OF OCTOBER 31, 2009

ASSET DERIVATIVES

                      STATEMENT OF     FOREIGN
                            ASSETS    EXCHANGE        EQUITY
                   AND LIABILITIES   CONTRACTS     CONTRACTS
                          LOCATION        RISK          RISK         TOTAL
                     Investment in
                    securities, at
Warrants                     value    $     --   $11,251,597   $11,251,597
                        Unrealized
                   appreciation on
                           foreign
                          currency
                           forward
Forward Contracts        contracts     974,105            --       974,105
                                     -------------------------------------
Total Fair Value                      $974,105   $11,251,597   $12,225,702
                                     =====================================






30    MainStay International Equity Fund

LIABILITY DERIVATIVES

                      STATEMENT OF     FOREIGN
                            ASSETS    EXCHANGE        EQUITY
                   AND LIABILITIES   CONTRACTS     CONTRACTS
                          LOCATION        RISK          RISK         TOTAL
                  Written options,
Written Options           at value     $    --   $   (84,552)  $   (84,552)
                               Net
                 Assets -- Unreal-
                 ized appreciation
                   on investments,
                 futures contracts
                       and written
Futures                    options          --    (1,968,919)   (1,968,919)
                        Unrealized
                   depreciation on
Forward           foreign currency
Contracts        forward contracts      (4,863)           --        (4,863)
                                     -------------------------------------
Total Value                            $(4,863)  $(2,053,471)  $(2,058,334)
                                     =====================================



(a) Includes cumulative appreciation (depreciation) of futures contracts is reported in Portfolio of Investments. Only current day's variation margin is reported within the Statement of Assets & Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2009.

REALIZED GAIN (LOSS)

                                                  FOREIGN
                                STATEMENT OF     EXCHANGE        EQUITY
                                  OPERATIONS    CONTRACTS     CONTRACTS
                                    LOCATION         RISK          RISK        TOTAL
                                Net realized
                              gain (loss) on
Purchased                           security
Options                         transactions   $       --   $  (445,309)  $ (445,309)
                                Net realized
                              gain (loss) on
                                    security
Rights                          transactions           --      (706,652)    (706,652)
                                Net realized
                              gain (loss) on
                                    security
Warrants                        transactions           --      (315,259)    (315,259)
                                Net realized
                              gain (loss) on
Written                       written option
Options                         transactions           --        52,979       52,979
                                Net realized
                              gain (loss) on
                                     foreign
                                    currency
Forward Contracts               transactions    2,692,936            --    2,692,936
                                               -------------------------------------
Total Realized  Gain (Loss)                    $2,692,936   $(1,414,241)  $1,278,695
                                               =====================================



CHANGE IN APPRECIATION (DEPRECIATION)

                                         FOREIGN
                        STATEMENT       EXCHANGE        EQUITY
                     OF OPERATIONS     CONTRACTS     CONTRACTS
                          LOCATION          RISK          RISK          TOTAL
                       Net change
                     in unrealized
                      appreciation
                    (depreciation)
Warrants            on investments  $         --   $ 1,046,759   $  1,046,759
                     Net change in
                        unrealized
                      appreciation
                   (depreciation)
Futures                 on futures
Contracts                contracts            --    (1,968,919)    (1,968,919)
                     Net change in
                        unrealized
                      appreciation
                   (depreciation)
Written                 on written
Options           option contracts            --         1,955          1,955
                     Net change in
                        unrealized
                      appreciation
                   (depreciation)
                    on translation
                   of other assets
                   and liabilities
                        in foreign
                    currencies and
                  foreign currency
Forward                    forward
Contracts                contracts   (12,471,327)           --    (12,471,327)
                                    -----------------------------------------
Total Change in
  Appreciation
  (Depreciation)                    $(12,471,327)  $  (920,205)  $(13,391,532)
                                    =========================================



NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OR SHARES/UNITS (1)

                                       FOREIGN
                                      EXCHANGE      EQUITY
                                    CONTRACTS    CONTRACTS
                                          RISK        RISK          TOTAL
Purchased Options (2)                       --       1,016          1,016
Rights (2)                                  --     614,479        614,479
Warrants (2)                                --   1,222,485      1,222,485
Futures Contracts (2)                       --       1,030          1,030
Written Options (2)                         --      (3,283)        (3,283)
Forward Contracts Long (3)         $82,704,286          --   $ 82,704,286
Forward Contracts Short (3)      $(64,586,250)          --   $(64,586,250)



(1) Amount disclosed represents the weighted average held during the twelve-month period.

(2) Amount(s) represent(s) number of contracts or number of shares/units.

(3) Amount(s) represent(s) notional amount.


                                                   mainstayinvestments.com    31

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("New York Life Investments" or "Manager"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and the Subadvisor, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows:
0.90% on assets up to $500 million and 0.85% on assets in excess of $500 million, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement.

Effective August 1, 2009, New York Life Investments agreed to voluntarily waive or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class (total ordinary operating expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage, other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests) do not exceed the following percentages of average daily net assets: Investor Class, 1.85%; Class B, 2.60%; and Class C, 2.60%. These voluntary waivers or reimbursements may be discontinued at any time.

Prior to August 1, 2009, New York Life Investments had entered into a written expense limitation agreement under which it agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class did not exceed the following percentages of average daily net assets: Investor Class, 1.70%; Class A, 1.37%; Class B, 2.45%; Class C, 2.45%; Class I, 1.03%; Class R1, 1.13%; Class
R2, 1.38% and Class R3, 1.63%.

For the year ended October 31, 2009, New York Life Investments earned fees from the Fund in the amount of $4,601,321 and waived its fees in the amount of $449,561.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) DISTRIBUTION, SERVICE AND SHAREHOLDER SERVICE FEES. The Trust, on behalf of the Fund, has entered into a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans, (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class, Class A and Class R2 Plans, the Distributor receives a monthly distribution fee from the Investor Class, Class A and Class R2 shares, at an annual rate of 0.25% of the average daily net assets of the Investor Class, Class A and Class R2 shares for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares of the Fund pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at an annual rate of 0.25% of the average daily NAV of the Class B and Class C shares of the Fund. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and shareholder service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares, which is an expense of the Class R3 shares for distribution and service activities as designated by the Distributor. Class I and Class R1 shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager is entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets attributable to the Class R1, Class R2 and Class R3 shares.



32    MainStay International Equity Fund

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $15,842 and $21,107, respectively, for the year ended October 31, 2009. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Investor Class, Class A, Class B and Class C shares of $74, $3,212, $49,173 and $7,347, respectively, for the year ended October 31, 2009.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("MainStay Investments"), an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MainStay Investments has entered into an agreement with Boston Financial Data Services, Inc. pursuant to which it performs certain services for which MainStay Investments is responsible. Transfer agent expenses incurred by the Fund for the year ended October 31, 2009, amounted to $917,544.

(E) MINIMUM BALANCE FEE. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a minimum balance fee on certain types of accounts. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20. These fees are included in transfer agent fees shown on the Statement of Operations.

(F) CAPITAL. At October 31, 2009, New York Life and its affiliates held beneficially shares of the Fund with the following values and percentages of net assets as follows:

Class A                        $       228     0.0%++
--------------------------------------------------
Class C                                146     0.0++
--------------------------------------------------
Class I                         74,152,573    19.1
--------------------------------------------------
Class R1                             1,491     0.0++
--------------------------------------------------
Class R2                             1,475     0.0++
--------------------------------------------------
Class R3                            10,370     3.2
--------------------------------------------------



++ Less than one-tenth of a percent.

(G) OTHER. Pursuant to the Management Agreement, a portion of the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments is payable directly by the Fund. For the year ended October 31, 2009, these fees, which are included in professional fees shown on the Statement of Operations, were $22,439.

NOTE 4--FEDERAL INCOME TAX:

As of October 31, 2009, the components of accumulated gain (loss) on a tax basis were as follows:

                  ACCUMULATED          OTHER         UNREALIZED          TOTAL
  ORDINARY     CAPITAL AND OTHER     TEMPORARY      APPRECIATION      ACCUMULATED
   INCOME         GAIN (LOSS)       DIFFERENCES    (DEPRECIATION)     GAIN (LOSS)
$16,652,678       $(97,048,554)         $--          $14,701,405     $(65,694,471)
---------------------------------------------------------------------------------



The difference between book-basis and tax basis unrealized appreciation (depreciation) is primarily due to wash sale deferrals, straddle loss deferrals and mark to market on foreign currency forward contracts.

The following table discloses the current year reclassifications between accumulated undistributed net investment income and accumulated net realized loss on investments arising from permanent differences; net assets at October 31, 2009 are not affected.

   ACCUMULATED       ACCUMULATED
  UNDISTRIBUTED     NET REALIZED     ADDITIONAL
 NET INVESTMENT    GAIN (LOSS) ON      PAID-IN
  INCOME (LOSS)      INVESTMENTS       CAPITAL
  $18,943,769       $(18,490,238)     $(453,531)
-----------------------------------------------




The reclassifications for the Fund are primarily due to foreign currency gains and losses.

At October 31, 2009, for federal income tax purposes, capital loss carryforwards of $97,048,554 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

   CAPITAL LOSS        CAPITAL LOSS
AVAILABLE THROUGH    AMOUNTS (000'S)
       2016              $43,558
       2017               53,491
------------------------------------
      Total              $97,049
------------------------------------



The tax character of distributions paid during the years ended October 31, 2009 and October 31, 2008, shown in the Statement of Changes in Net Assets, was as follows:

                                   2009          2008
Distribution paid from:
  Ordinary Income           $43,018,148   $29,895,926
  Long-Term Capital Gains            --    61,173,269
-----------------------------------------------------
Total                       $43,018,148   $91,069,195
-----------------------------------------------------





                                                   mainstayinvestments.com    33

NOTE 5--FOREIGN CURRENCY FORWARD CONTRACTS, FOREIGN CURRENCY TRANSACTIONS AND WRITTEN OPTIONS:

As of October 31, 2009, the Fund held the following foreign currency forward contracts:

                                                           CONTRACT              CONTRACT       UNREALIZED
                                                             AMOUNT                AMOUNT    APPRECIATION/
                                     COUNTERPARTY              SOLD             PURCHASED   (DEPRECIATION)
Foreign Currency Sale
  Contracts:
----------------------------------------------------------------------------------------------------------
Canadian vs. Euro,
  expiring 11/19/09           JPMorgan Chase Bank    CAD  2,040,000      EUR    1,302,474    USD    31,388
----------------------------------------------------------------------------------------------------------
Canadian vs. Pound Sterling,
  expiring 1/19/10                   HSBC BankUSA    CAD  4,740,000      GBP    2,889,011          358,808
----------------------------------------------------------------------------------------------------------
Euro vs. Australian Dollar,
  expiring 1/12/10                   HSBC BankUSA    EUR  1,859,195      AUD    3,165,000           93,901
----------------------------------------------------------------------------------------------------------
Euro vs. Japanese Yen,
  expiring 12/15/09                  HSBC BankUSA    EUR  6,605,000      JPY  889,875,137          169,019
----------------------------------------------------------------------------------------------------------
Japanese Yen vs. Australian
  Dollar, expiring 12/16/09          HSBC BankUSA    JPY832,570,000      AUD   10,314,807           (4,863)
----------------------------------------------------------------------------------------------------------
Japanese Yen vs. Norwegian
  Krone, expiring 11/25/09           HSBC BankUSA    JPY204,606,900      NOK   13,158,000           22,824
----------------------------------------------------------------------------------------------------------
Pound Sterling vs. Swedish
  Krona, expiring 11/17/09           HSBC BankUSA    GBP  1,725,000      SEK   20,527,043           63,566
----------------------------------------------------------------------------------------------------------
Swiss Franc vs. Japanese
  Yen, expiring 12/14/09             HSBC BankUSA    CHF 31,067,610     JPY 2,747,200,000          234,599
----------------------------------------------------------------------------------------------------------
Net unrealized appreciation
  on foreign currency
  forward contracts                                                                          USD   969,242
----------------------------------------------------------------------------------------------------------

As of October 31, 2009, the Fund held the following foreign currencies:

                                                           CURRENCY                  COST            VALUE

Australian Dollar                                    AUD  7,961,940      USD    6,246,142    USD 7,166,939
----------------------------------------------------------------------------------------------------------
Canadian Dollar                                      CAD     28,802                27,355           26,618
----------------------------------------------------------------------------------------------------------
Danish Krone                                         DKK  2,359,822               472,543          466,622
----------------------------------------------------------------------------------------------------------
Euro                                                 EUR  2,966,565             4,415,488       4,365,748 (a)
----------------------------------------------------------------------------------------------------------
Japanese Yen                                       JPY  195,453,834             2,135,175       2,171,347 (a)
----------------------------------------------------------------------------------------------------------
Mexican Peso                                         MXN     50,762                 3,795            3,845
----------------------------------------------------------------------------------------------------------
Norwegian Krone                                      NOK     70,118                12,454           12,246
----------------------------------------------------------------------------------------------------------
Pound Sterling                                       GBP  1,169,455             1,918,840       1,919,366 (a)
----------------------------------------------------------------------------------------------------------
Singapore Dollar                                     SGD    578,406               413,598          412,690
----------------------------------------------------------------------------------------------------------
Swedish Krona                                        SEK  5,733,270               792,558          808,385
----------------------------------------------------------------------------------------------------------
Swiss Franc                                          CHF  4,769,182             4,678,146        4,648,779
----------------------------------------------------------------------------------------------------------
Total                                                                    USD   21,116,094   USD 22,002,585
----------------------------------------------------------------------------------------------------------




(a) A portion of this amount is segregated as collateral for futures contracts.



34    MainStay International Equity Fund

During the year ended October 31, 2009, the Fund had the following transactions in written options:

                               NUMBER OF
                               CONTRACTS     PREMIUM
Options Outstanding at
  October 31, 2008                    --   $      --
----------------------------------------------------
Options--Written                   6,382     553,067
----------------------------------------------------
Options--Expired                  (4,882)   (466,560)
----------------------------------------------------
Options--Canceled in closing
  transactions                        --          --
----------------------------------------------------
Options Outstanding at
  October 31, 2009                 1,500   $  86,507
----------------------------------------------------



NOTE 6--CUSTODIAN:

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 7--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests.

Effective September 2, 2009, the line of credit was reduced from $160,000,000 to $125,000,000 and the commitment fee rate was increased from an annual rate of 0.08% to an annual rate of 0.10% of the average commitment amount, plus a 0.04% up-front payment payable, regardless of usage, to The Bank of New York Mellon, which serves as agent to the syndicate. The commitment fee and up front payment are allocated among the Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month LIBOR rate, whichever is higher. There were no borrowings made or outstanding with respect to the Fund on the line of credit during the year ended October 31, 2009.

NOTE 8--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended October 31, 2009, purchases and sales of securities, other than short-term securities, were $427,767 and $420,292, respectively.

NOTE 9--CAPITAL SHARE TRANSACTIONS:

 INVESTOR CLASS                   SHARES          AMOUNT
Year ended October 31, 2009:
Shares sold                      295,274   $   3,133,222
Shares issued to
  shareholders in
  reinvestment of dividends      274,197       2,763,906
Shares redeemed                 (677,337)     (7,030,762)
                             ---------------------------
Net decrease in shares
  outstanding before
  conversion                    (107,866)     (1,133,634)
Shares converted into
  Investor Class (See Note
  1)                             395,555       3,930,155
Shares converted from
  Investor Class (See Note
  1)                            (254,427)     (3,007,535)
                             ---------------------------
Net increase (decrease)           33,262   $    (211,014)
                             ===========================
Period ended October 31, 2008 (a):
Shares sold                      912,966   $  13,363,940
Shares redeemed                 (538,793)     (7,293,093)
                             ---------------------------
Net increase in shares
  outstanding before
  conversion                     374,173       6,070,847
Shares converted into
  Investor Class (See Note
  1)                           3,101,147      44,596,624
Shares converted from
  Investor Class (See Note
  1)                            (243,659)     (3,193,356)
                             ---------------------------
Net increase                   3,231,661   $  47,474,115
                             ===========================

(a) Investor Class shares were first offered on February
    28, 2008.

 CLASS A                          SHARES          AMOUNT
Year ended October 31,
  2009:
Shares sold                    5,778,794   $  61,127,837
Shares issued to
  shareholders in
  reinvestment of dividends      472,195       4,745,571
Shares redeemed               (2,669,609)    (27,735,286)
                             ---------------------------
Net increase in shares
  outstanding before
  conversion                   3,581,380      38,138,122
Shares converted into Class
  A (See Note 1)                 384,373       4,403,119
Shares converted from Class
  A (See Note 1)                (192,063)     (1,824,267)
                             ---------------------------
Net increase                   3,773,690   $  40,716,974
                             ===========================
Year ended October 31, 2008:
Shares sold                    1,097,446   $  15,769,585
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions            1,019,884      16,233,458
Shares redeemed               (4,266,847)    (61,427,956)
                             ---------------------------
Net decrease in shares
  outstanding before
  conversion                  (2,149,517)    (29,424,913)
Shares converted into Class
  A (See Note 1)                 545,536       7,557,221
Shares converted from Class
  A (See Note 1)              (2,932,777)    (42,271,956)
                             ---------------------------
Net decrease                  (4,536,758)  $ (64,139,648)
                             ===========================


                                                   mainstayinvestments.com    35

 CLASS B                          SHARES          AMOUNT
Year ended October 31,
  2009:
Shares sold                      464,319   $   4,633,379
Shares issued to
  shareholders in
  reinvestment of dividends      265,133       2,489,639
Shares redeemed                 (803,787)     (7,681,906)
                             ---------------------------
Net decrease in shares
  outstanding before
  conversion                     (74,335)       (558,888)
Shares converted from Class
  B (See Note 1)                (359,682)     (3,501,472)
                             ---------------------------
Net decrease                    (434,017)  $  (4,060,360)
                             ===========================
Year ended October 31, 2008:
Shares sold                      545,410   $   7,446,033
Shares issued to
  shareholders in
  reinvestment of
  distributions                  470,567       6,983,163
Shares redeemed               (1,338,746)    (17,624,078)
                             ---------------------------
Net decrease in shares
  outstanding before
  conversion                    (322,769)     (3,194,882)
Shares converted from Class
  B (See Note 1)                (506,987)     (6,688,533)
                             ---------------------------
Net decrease                    (829,756)  $  (9,883,415)
                             ===========================

 CLASS C                          SHARES          AMOUNT
Year ended October 31,
  2009:
Shares sold                    1,013,936   $  10,052,536
Shares issued to
  shareholders in
  reinvestment of dividends       72,908         683,874
Shares redeemed                 (481,736)     (4,586,684)
                             ---------------------------
Net increase                     605,108   $   6,149,726
                             ===========================
Year ended October 31, 2008:
Shares sold                      185,495   $   2,529,522
Shares issued to
  shareholders in
  reinvestment of
  distributions                  133,359       1,977,716
Shares redeemed                 (751,031)     (9,864,002)
                             ---------------------------
Net decrease                    (432,177)  $  (5,356,764)
                             ===========================

 CLASS I                          SHARES          AMOUNT
Year ended October 31,
  2009:
Shares sold                   11,205,468   $ 122,915,797
Shares issued to
  shareholders in
  reinvestment of dividends    1,958,800      19,764,293
Shares redeemed              (15,405,836)   (159,726,727)
                             ---------------------------
Net decrease                  (2,241,568)  $ (17,046,637)
                             ===========================
Year ended October 31, 2008:
Shares sold                    5,903,055   $  83,879,213
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions            3,021,225      48,512,097
Shares redeemed               (9,888,291)   (139,440,210)
                             ---------------------------
Net decrease                    (964,011)  $  (7,048,900)
                             ===========================


 CLASS R1                         SHARES          AMOUNT
Year ended October 31,
  2009:
Shares sold                      198,843   $   2,160,188
Shares issued to
  shareholders in
  reinvestment of dividends       22,981         230,732
Shares redeemed                  (36,009)       (388,500)
                             ---------------------------
Net increase                     185,815   $   2,002,420
                             ===========================
Year ended October 31, 2008:
Shares sold                       20,736   $     268,492
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions               26,051         415,705
Shares redeemed                  (25,311)       (356,580)
                             ---------------------------
Net increase                      21,476   $     327,617
                             ===========================

 CLASS R2                         SHARES          AMOUNT
Year ended October 31,
  2009:
Shares sold                      672,602   $   7,620,471
Shares issued to
  shareholders in
  reinvestment of dividends        2,218          22,362
Shares redeemed                  (61,929)       (677,769)
                             ---------------------------
Net increase                     612,891   $   6,965,064
                             ===========================
Year ended October 31, 2008:
Shares sold                        8,027   $     114,012
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions                2,172          34,672
Shares redeemed                   (5,051)        (75,353)
                             ---------------------------
Net increase                       5,148   $      73,331
                             ===========================

 CLASS R3                         SHARES          AMOUNT
Year ended October 31,
  2009:
Shares sold                       38,045   $     392,028
Shares issued to
  shareholders in
  reinvestment of dividends          293           2,952
Shares redeemed                  (15,357)       (171,934)
                             ---------------------------
Net increase                      22,981   $     223,046
                             ===========================
Year ended October 31, 2008:
Shares sold                          465   $       6,624
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions                  348           5,536
Shares redeemed                     (607)         (7,748)
                             ---------------------------
Net increase                         206   $       4,412
                             ===========================







36    MainStay International Equity Fund

NOTE 10--OTHER MATTERS:

On May 27, 2009, New York Life Investments settled charges by the Securities and Exchange Commission ("SEC") relating to the MainStay Equity Index Fund (the "Equity Index Fund"), an S&P 500 index fund created in 1990 and sold through January 1, 2002, at which time it was closed to new investors and new investments. The Equity Index Fund is a series of the Trust and is managed by New York Life Investments. The settlement relates to the period from March 12, 2002 through June 30, 2004, during which time the SEC alleged that New York Life Investments failed to provide the Equity Index Fund's board with information necessary to evaluate the cost of a guarantee provided to shareholders of the Equity Index Fund, and that prospectus and other disclosures misrepresented that there was no charge to the Equity Index Fund or its shareholders for the guarantee. New York Life Investments, without admitting or denying the allegations, consented to the entry of an administrative cease and desist order finding violations of Sections 15(c) and 34(b) of the 1940 Act, Section 206(2) of the Investment Advisers Act of 1940, as amended, and requiring a civil penalty of $800,000, disgorgement of $3,950,075 (which represents a portion of its management fees relating to the Equity Index Fund for the relevant period) as well as interest of $1,350,709. These amounts, totaling approximately $6.101 million, are being distributed to shareholders who held shares of the Equity Index Fund between March 2002 and June 2004, without any material financial impact to New York Life Investments.

NOTE 11--SUBSEQUENT EVENTS:

In connection with the preparation of the financial statements of the Fund as of and for the fiscal year ended October 31, 2009, events and transactions subsequent to October 31, 2009 through December 23, 2009, the date the financial statements were issued, have been evaluated by the Fund's management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.


                                                   mainstayinvestments.com    37

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay International Equity Fund ("the Fund"), one of the funds constituting The MainStay Funds, as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay International Equity Fund of The MainStay Funds as of October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

                                  /s/ KPMG LLP

Philadelphia, Pennsylvania
December 23, 2009



38    MainStay International Equity Fund

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENT (UNAUDITED)

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") requires that each mutual fund's board of trustees, including a majority of trustees who are not "interested persons" of the fund, as defined in the 1940 Act ("Independent Trustees"), annually review and approve the fund's investment advisory agreements. At its June 17-18, 2009 meeting, the Board of Directors/Trustees of the MainStay Group of Funds ("Board") unanimously approved the Management Agreement between the MainStay International Equity Fund ("Fund") and New York Life Investment Management LLC ("New York Life Investments"), and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC ("MacKay Shields") on behalf of the Fund.

In reaching its decisions to approve the Agreements set forth above (the "Agreements"), the Board considered information prepared specifically in connection with the contract review process that took place at various meetings between December 2008 and June 2009, as well as information furnished to it throughout the year at regular and special Board meetings. Information requested by and provided to the Board specifically in connection with the contract review process included, among other things, reports on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting LLC ("Strategic Insight"), an independent third-party service provider engaged by the Board to report objectively on the Fund's investment performance, management and subadvisory fees and ordinary operating expenses. The Board also requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including MacKay Shields as subadviser to the Fund, and responses to several comprehensive lists of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board. Information provided to the Board at its meetings throughout the year included, among other things, detailed investment analytics reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received throughout the year, among other things, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In determining to approve the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services to be provided to the Fund by New York Life Investments and MacKay Shields; (ii) the investment performance of the Fund, New York Life Investments and MacKay Shields; (iii) the costs of the services to be provided, and profits to be realized, by New York Life Investments and its affiliates, including MacKay Shields as subadviser to the Fund, from their relationship with the Fund;
(iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund's management and subadvisory fee levels and overall total ordinary operating expenses, particularly as compared to similar funds and portfolios.

While individual members of the Board may have weighed certain factors differently, the Board's decisions to approve the Agreements were based on a comprehensive consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review processes. The Board's conclusions with respect to the Agreements also were based, in part, on the Board's consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, and that the Fund's shareholders, having had the opportunity to consider alternative investment products and services, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board's decisions to approve the Agreements is provided below.

NATURE, EXTENT AND QUALITY OF SERVICES TO BE PROVIDED BY NEW YORK LIFE INVESTMENTS AND MACKAY SHIELDS

In considering the approval of the Agreements, the Board examined the nature, extent and quality of the services that New York Life Investments proposed to provide to the Fund. The Board evaluated New York Life Investments' experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing affiliated and non-affiliated subadvisers. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund, as well as New York Life Investments' reputation and financial condition. The Board considered New York Life Investments' performance in fulfilling its responsibilities for overseeing the Fund's legal and compliance environment, for overseeing MacKay Shields' compliance with the Fund's policies and investment objectives, and for implementing Board directives as they relate to the Fund. In addition, the Board noted that New York Life Investments also is responsible for paying all of the salaries and expenses for the Fund's

                                                   mainstayinvestments.com    39
officers. The Board also considered the benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund's prospectus.

As part of its considerations, the Board acknowledged New York Life Investments' recent settlement with the Securities and Exchange Commission ("SEC") concerning matters relating to the MainStay Equity Index Fund, including materials provided to the Board of Trustees of The MainStay Funds in 2002-2004 in connection with the annual review of that fund's management fee. The Board noted that, since this matter was first brought to the Board's attention in 2003, New York Life Investments had taken a number of steps to enhance the quality and completeness of information provided to the Board in connection with the Board's consideration of the MainStay Group of Funds' investment advisory contracts. The Board believes that New York Life Investments has taken appropriate actions in response to this matter.

The Board also examined the nature, extent and quality of the services that MacKay Shields proposed to provide to the Fund. The Board evaluated MacKay Shields' experience in serving as subadviser to the Fund and managing other portfolios. It examined MacKay Shields' track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields' overall legal and compliance environment. The Board also reviewed MacKay Shields' willingness to invest in personnel designed to benefit the Fund. In this regard, the Board considered the experience of the Fund's portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund likely would continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments' and MacKay Shields' experience, personnel, operations and resources.

INVESTMENT PERFORMANCE

In evaluating the Fund's investment performance, the Board considered investment performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board particularly considered the detailed investment analytics reports provided by New York Life Investments' Investment Consulting Group on the Fund throughout the year. These reports, which were prepared by New York Life Investments in consultation with the Board, include, among other things, information on the Fund's gross and net returns, the Fund's investment performance relative to relevant investment categories and Fund benchmarks, the Fund's risk-adjusted investment performance, and the Fund's investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to similar mutual funds managed by other investment advisers.

In considering the Fund's investment performance, the Board gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund's investment performance, as well as discussions between the Fund's portfolio managers and the Board that occurred at meetings from time to time throughout the year and in previous years. The Board also considered any specific actions that New York Life Investments had taken, or had agreed with the Board to take, to enhance Fund investment performance, and the results of those actions. In considering the Fund's investment performance, the Board focused principally on the Fund's long-term performance track record.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund's investment performance over time has been satisfactory. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Annual Report and in the Fund's prospectus.

COSTS OF THE SERVICES PROVIDED, AND PROFITS TO BE REALIZED, BY NEW YORK LIFE INVESTMENTS AND MACKAY SHIELDS

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Agreements, and the profits expected to be realized by New York Life Investments and its affiliates due to their relationships with the Fund. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In evaluating the costs and profits of New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund, the Board considered, among other things, each party's investments in personnel, systems, equipment and other resources necessary to manage the Fund, and the fact that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and MacKay Shields must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that New York Life Investments' ability to maintain a strong financial position is important in order


40    MainStay International Equity Fund
for New York Life Investments to continue to provide high-quality ongoing services to the Fund. The Board noted, for example, increased costs borne by New York Life Investments and its affiliates due to new and ongoing regulatory and compliance requirements. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

The Board also reviewed information from New York Life Investments and its affiliates regarding their estimated profitability due to their overall relationships with the Fund. For New York Life Investments and MacKay Shields, the Board considered information illustrating the revenues and expenses allocated to the Fund.

The Board noted the difficulty in obtaining reliable comparative data about mutual fund managers' profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager's organization, the types of funds it manages, and the manager's capital structure and costs of capital. While recognizing the difficulty in evaluating a manager's profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board with respect to the Fund was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board recognized, for example, the benefits to MacKay Shields from legally permitted "soft-dollar" arrangements by which brokers provide research and other services to MacKay Shields in exchange for commissions paid by the Fund with respect to trades on the Fund's portfolio securities.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments' affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund's transfer agent and distributor. The information provided to the Board indicated that the profitability to New York Life Investments and its affiliates arising directly from these other arrangements was not excessive. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the annual contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments' relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that the profits to be realized by New York Life Investments and its affiliates (including MacKay Shields) due to their relationships with the Fund are fair and reasonable.

EXTENT TO WHICH ECONOMIES OF SCALE MAY BE REALIZED AS THE FUND GROWS

The Board also considered whether the Fund's expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from New York Life Investments and Strategic Insight showing how the Fund's management fee hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. The Board noted the extent to which the Fund benefits from breakpoints, expense waivers or reimbursements. While recognizing that any precise determination of future economies of scale is necessarily subjective, the Board considered the extent to which New York Life Investments and MacKay Shields may realize a larger profit margin as the Fund's assets grow over time.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund's expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund's expense structure as the Fund grows over time.

MANAGEMENT AND SUBADVISORY FEES AND TOTAL ORDINARY OPERATING EXPENSES

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund's expected total ordinary operating expenses. The Board primarily considered the reasonableness of the overall management fees paid by the Fund to New York Life Investments, since the fees to be paid to MacKay Shields are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund's fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. The Board noted the impact of the recent economic crisis on the MainStay Group of Funds and, consistent with statements from SEC staff members and with published advice from Strategic Insight, the Board reviewed supplemental peer data that reflected more recent peer groupings based on relatively smaller asset sizes. In addition, the Board considered information provided by New York Life Investments and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account explanations from New York Life Investments and MacKay Shields about the different scope of

                                                   mainstayinvestments.com    41
services provided to retail mutual funds as compared with other investment advisory clients.

The Board noted that, outside of the Fund's management fee and the fees charged under a share class's Rule 12b-1 and/or shareholder services plans, a share class's most significant "other expenses" are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a "per-account" fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund's average net assets. The Board took into account information from New York Life Investments showing that the Fund's transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company ("NSC"), the Fund's transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board particularly considered representations from New York Life Investments that the MainStay Group of Funds' transfer agent fee structure is designed to allow NSC to provide transfer agent services to the Funds essentially "at cost," and that NSC historically has realized only very modest profitability from providing transfer agent services to the Funds.

The Board observed that, because the Fund's transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class's expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board noted that transfer agent fees are a significant portion of total expenses of many funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tends to be greater than for other open-end retail funds because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board noted the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company ("New York Life") policyholders, who often maintain smaller account balances than other fund investors. The Board discussed measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) closing small accounts with balances below $500;
(iv) since 2007, charging an annual $20.00 small account fee on accounts with balances below $1,000; (v) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts; and (vi) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors.

The Board noted that, while New York Life Investments believes these efforts have mitigated the impact that small accounts have had on share class expenses, the recent economic crisis and resulting declines in assets under management had further exacerbated the impact that small accounts have on the expense ratios of certain share classes. This, in turn, had led to a significant increase in the amount of share class expenses that New York Life Investments subsidized under historical contractual expense limitation arrangements. New York Life Investments advised the Board that the amount of subsidization of the MainStay Group of Funds' expenses under these expense limitation arrangements was unsustainable. New York Life Investments accordingly asked the Board to eliminate the expense limitation arrangements on the Fund's share classes. In reviewing New York Life Investments' proposal, the Board noted that, if the Board were to approve the proposal, the effect would mean New York Life Investments would continue to subsidize the MainStay Group of Funds' expenses at approximately the same level (in real dollars) as under the historical contractual expense limitation arrangements prior to the recent economic crisis. The Board further considered the reasonableness of the Fund's expenses as compared to peer funds under the proposal.

After considering all of the factors outlined above--including the reasonableness of the Fund's management fee, share class structure and transfer agent fee schedule--the Board accepted New York Life Investments' proposal to eliminate the expense limitations on the Fund's share classes. The Board acknowledged that New York Life Investments may determine voluntarily to waive expenses of Fund share classes without the right to recoup such expenses.

Based on these considerations, the Board concluded that the Fund's management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board's overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

CONCLUSION

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.



42    MainStay International Equity Fund

FEDERAL INCOME TAX

INFORMATION (UNAUDITED)

For the fiscal year ended October 31, 2009, the Fund designates approximately $19,717,713 pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2009, should be multiplied by 1.00% to arrive at the amount eligible for the corporate dividends received deduction.

In accordance with federal tax law, the Fund elects to provide each shareholder with their portion of the Fund's foreign taxes paid and the income sourced from foreign countries. Accordingly, the Fund hereby makes the following designations regarding its fiscal year ended October 31, 2009:

-- the total amount of taxes paid to foreign countries was $2,183,595

-- the total amount of income sourced from foreign countries was $20,665,350

In February 2010, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 the federal tax status of the distributions received by shareholders in calendar year 2009. The amounts that will be reported on such 1099-DIV will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2009.


PROXY VOTING POLICIES AND

PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; or
(ii) on the SEC's website at www.sec.gov.


The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782);
(ii) by visiting the Fund's website at mainstayinvestments.com; or (iii) on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE


The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).


                                                   mainstayinvestments.com    43

BOARD MEMBERS AND OFFICERS (UNAUDITED)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, Eclipse Funds, Eclipse Funds Inc., ICAP Funds, Inc. MainStay Funds Trust, and MainStay VP Series Fund, Inc.) (collectively, the "Fund Complex"), the Manager and when applicable, the Subadvisor(s). Each Board member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation upon reaching age 72. A Board Member reaching the age of 72 may continue for additional one-year periods with the approval of the Board's Nominating and Governance Committee.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782).

                                                                                  NUMBER OF
                 TERM OF OFFICE,                                                  FUNDS IN FUND   OTHER
                 POSITION(S) HELD                                                 COMPLEX         DIRECTORSHIPS
NAME AND         WITH THE FUND COMPLEX AND        PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER
 ---------------------------------------------------------------------------------------------------------------------------
INTERESTED BOARD MEMBER*

JOHN Y. KIM      Indefinite;                      Member of the Board of                65        None
9/24/60          ECLIPSE TRUST: Trustee since     Managers, President and Chief
                 2008 (2 funds);                  Executive Officer (since 2008)
                 ECLIPSE FUNDS INC.: Director     of New York Life Investment
                 since 2008 (21 funds);           Management LLC and New York
                 ICAP FUNDS, INC.: Director       Life Investment Management
                 since 2008 (4 funds);            Holdings LLC; Member of the
                 MAINSTAY TRUST: Trustee since    Board of Managers, MacKay
                 2008 (14 funds);                 Shields LLC (since 2008);
                 MAINSTAY FUNDS TRUST: Trustee    Chairman of the Board,
                 since April 2009 (4 funds);      Institutional Capital LLC,
                 and                              Madison Capital LLC, McMorgan
                 MAINSTAY VP SERIES FUND, INC.:   & Company LLC, Chairman and
                                                  Chief Executive Officer,
                 Director since 2008 (20          NYLIFE Distributors LLC and
                 portfolios).                     Chairman of the Board of
                                                  Managers, NYLCAP Manager, LLC
                                                  (since 2008); President,
                                                  Prudential Retirement, a
                                                  business unit of Prudential
                                                  Financial, Inc. (2002 to 2007)
----------------------------------------------------------------------------------------------------------------------------




   * This Board Member is considered to be an "interested person" of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company. New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled "Principal Occupation(s) During the Past Five Years."



44    MainStay International Equity Fund

                                                                                  NUMBER OF
                 TERM OF OFFICE,                                                  FUNDS IN FUND   OTHER
                 POSITION(S) HELD                                                 COMPLEX         DIRECTORSHIPS
NAME AND         WITH THE FUND COMPLEX AND        PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER
 ---------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED BOARD MEMBERS

SUSAN B. KERLEY  Indefinite;                      President, Strategic                  65        Trustee, Legg Mason
8/12/51          ECLIPSE TRUST: Chairman since    Management Advisors LLC (since                  Partners Funds, Inc.,
                 2005, and Trustee since 2000     1990)                                           since 1991 (59 portfolios)
                 (2 funds);
                 ECLIPSE FUNDS INC.: Chairman
                 since 2005 and Director since
                 1990 (21 funds);
                 ICAP FUNDS, INC.:  Chairman
                 and Director since 2006 (4
                 funds);
                 MAINSTAY TRUST: Chairman and
                 Board Member since 2007;
                 MAINSTAY FUNDS TRUST: Chairman
                 and Trustee since April 2009
                 (4 funds); and
                 MAINSTAY VP SERIES FUND, INC.:
                 Chairman and Director since
                 2007 (20 portfolios).
----------------------------------------------------------------------------------------------------------------------------
ALAN R. LATSHAW  Indefinite;                      Retired; Partner, Ernst &             65        Trustee, State Farm
3/27/51          ECLIPSE TRUST: Trustee and       Young LLP (2002 to 2003);                       Associates Funds Trusts
                 Audit Committee Financial        Partner, Arthur Andersen LLP                    since 2005 (4 portfolios);
                 Expert since 2007 (2 funds);     (1989 to 2002); Consultant to                   Trustee, State Farm Mutual
                 ECLIPSE FUNDS INC.: Director     the MainStay Funds Audit and                    Fund Trust since 2005 (15
                 and Audit Committee Financial    Compliance Committee (2004 to                   portfolios); Trustee,
                 Expert since 2007 (21 funds);    2006)                                           State Farm Variable
                 ICAP FUNDS, INC.:  Director                                                      Product Trust since 2005
                 and Audit Committee Financial                                                    (9 portfolios)
                 Expert since 2007 (4 funds);
                 MAINSTAY TRUST: Trustee and
                 Audit Committee Financial
                 Expert since 2006 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 and Audit Committee Financial
                 Expert since April 2009 (4
                 funds); and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director and Audit Committee
                 Financial Expert since 2007
                 (20 portfolios).
----------------------------------------------------------------------------------------------------------------------------





                                                   mainstayinvestments.com    45

                                                                                  NUMBER OF
                 TERM OF OFFICE,                                                  FUNDS IN FUND   OTHER
                 POSITION(S) HELD                                                 COMPLEX         DIRECTORSHIPS
NAME AND         WITH THE FUND COMPLEX AND        PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER
 ---------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED BOARD MEMBERS

PETER MEENAN     Indefinite;                      Independent Consultant;               65        None
12/5/41          ECLIPSE TRUST: Trustee since     President and Chief Executive
                 2002 (2 funds);                  Officer, Babson--United, Inc.
                 ECLIPSE FUNDS INC.: Director     (financial services firm)
                 since 2002 (21 funds);           (2000 to 2004); Independent
                 ICAP FUNDS, INC.:  Director      Consultant (1999 to 2000);
                 since 2006 (4 funds);            Head of Global Funds, Citicorp
                 MAINSTAY TRUST: Trustee since    (1995 to 1999)
                 2007 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since April 2009 (4 funds);
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 2007 (20
                 portfolios).
----------------------------------------------------------------------------------------------------------------------------
RICHARD H.       Indefinite;                      Managing Director, ICC Capital        65        None
NOLAN, JR.       ECLIPSE TRUST: Trustee since     Management;
11/16/46         2007 (2 funds);                  President--Shields/Alliance,
                 ECLIPSE FUNDS INC.: Director     Alliance Capital Management
                 since 2007 (21 funds);           (1994 to 2004)
                 ICAP FUNDS, INC.:  Director
                 since 2007 (4 funds);
                 MAINSTAY TRUST: Trustee since
                 2007 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since April 2009 (4 funds);
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 2006 (20
                 portfolios).
----------------------------------------------------------------------------------------------------------------------------
RICHARD S.       Indefinite;                      Chairman  and Chief Executive         65        None
TRUTANIC         ECLIPSE TRUST: Trustee since     Officer Somerset & Company
2/13/52          2007 (2 funds);                  (financial advisory firm)
                 ECLIPSE FUNDS INC.: Director     (since 2004); Managing
                 since 2007 (21 funds);           Director The Carlyle Group
                 ICAP FUNDS, INC.:  Director      (private investment firm)
                 since 2007 (4 funds);            (2002 to 2004); Senior
                 MAINSTAY TRUST: Trustee since    Managing Director, Partner and
                 1994 (14 funds);                 Board Member, Groupe Arnault
                 MAINSTAY FUNDS TRUST: Trustee    S.A. (private investment firm)
                 since April 2009 (4 funds);      (1999 to 2002)
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 2007 (20
                 portfolios).
----------------------------------------------------------------------------------------------------------------------------






46    MainStay International Equity Fund

                                                                                  NUMBER OF
                 TERM OF OFFICE,                                                  FUNDS IN FUND   OTHER
                 POSITION(S) HELD                                                 COMPLEX         DIRECTORSHIPS
NAME AND         WITH THE FUND COMPLEX AND        PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER
 ---------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED BOARD MEMBERS

ROMAN L. WEIL    Indefinite;                      V. Duane Rath Professor               65        None
5/22/40          ECLIPSE TRUST:                   Emeritus of Accounting,
                 Trustee and Audit Committee      Chicago Booth School of
                 Financial Expert since 2007 (2   Business, University of
                 funds);                          Chicago; President, Roman L.
                 ECLIPSE FUNDS INC.: Director     Weil Associates, Inc.
                 and Audit Committee Financial    (consulting firm)
                 Expert since 2007 (21 funds);
                 ICAP FUNDS, INC.:  Director
                 and Audit Committee Financial
                 Expert since 2007 (4 funds);
                 MAINSTAY TRUST: Trustee and
                 Audit Committee Financial
                 Expert since 2007 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since April 2009 (4 funds);
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 1994 and Audit
                 Committee Financial Expert
                 since 2003 (20 portfolios).
----------------------------------------------------------------------------------------------------------------------------
JOHN A. WEISSER  Indefinite;                      Retired. Managing Director of         65        Trustee, Direxion Funds
                 ECLIPSE TRUST:                   Salomon Brothers, Inc. (1971                    (34 portfolios) and
10/22/41         Trustee since 2007 (2 funds);    to 1995)                                        Direxion Insurance Trust
                 ECLIPSE FUNDS INC.: Director                                                     (3 portfolios) since 2007;
                 since 2007 (21 funds);                                                           Trustee, Direxion Shares
                 ICAP FUNDS, INC.:  Director                                                      ETF Trust, since 2008 (22
                 since 2007 (4 funds);                                                            portfolios)
                 MAINSTAY TRUST: Trustee since
                 2007 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since April 2009 (4 funds);
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 1997 (20
                 portfolios).
----------------------------------------------------------------------------------------------------------------------------





                                                   mainstayinvestments.com    47

   At a meeting of the Board Members held on June 18, 2009, the following individuals were appointed to serve as Officers of the MainStay Group of Funds.


           POSITIONS(S)
           HELD
           WITH THE
NAME AND   FUNDS
DATE OF    AND LENGTH OF   PRINCIPAL OCCUPATION(S)
BIRTH      SERVICE         DURING PAST FIVE YEARS
 --------------------------------------------------------------------------------
OFFICERS

JACK R.    Treasurer and   Assistant Treasurer, New York Life Investment
BENIN-     Principal       Management Holdings LLC (since July 2008); Managing
TENDE      Financial and   Director, New York Life Investment Management LLC
5/12/64    Accounting      (since 2007); Treasurer and Principal Financial and
           Officer since   Accounting Officer, MainStay VP Series Fund, Inc. and
           2007            ICAP Funds, Inc. (since 2007), and MainStay Funds
                           Trust (since April 2009); Vice President, Prudential
                           Investments (2000 to 2007); Assistant Treasurer,
                           JennisonDryden Family of Funds, Target Portfolio
                           Trust, The Prudential Series Fund and American Skandia
                           Trust (2006 to 2007); Treasurer and Principal
                           Financial Officer, The Greater China Fund (2007)
---------------------------------------------------------------------------------
JEFFREY    Vice            Managing Director, Compliance (since 2009), Director
A.         President and   and Associate General Counsel, New York Life
ENGELSMAN  Chief           Investment Management LLC (2005 to 2008); Assistant
9/28/67    Compliance      Secretary, NYLIFE Distributors LLC (2006 to 2008);
           Officer since   Vice President and Chief Compliance Officer, ICAP
           January 2009    Funds, Inc. (since January 2009), and MainStay Funds
                           Trust (since April 2009); Assistant Secretary, The
                           MainStay Funds and ICAP Funds, Inc. (2006 to 2008);
                           Assistant Secretary, Eclipse Funds, Eclipse Funds,
                           Inc., and MainStay VP Series Fund, Inc. (2005 to
                           2008); Director and Senior Counsel, Deutsche Asset
                           Management (1999 to 2005)
---------------------------------------------------------------------------------
STEPHEN    President       President and Chief Operating Officer, NYLIFE
P. FISHER  since 2007      Distributors LLC (since 2008); Chairman of the Board,
2/22/59                    NYLIM Service Company (since 2008); Senior Managing
                           Director and Chief Marketing Officer, New York Life
                           Investment Management LLC (since 2005); Managing
                           Director--Retail Marketing, New York Life Investment
                           Management LLC (2003 to 2005); President, MainStay VP
                           Series Fund, Inc. and ICAP Funds, Inc. (since 2007),
                           and MainStay Funds Trust (since April 2009); Managing
                           Director, UBS Global Asset Management (1999 to 2003)
---------------------------------------------------------------------------------
SCOTT T.   Vice            Director, New York Life Investment Management LLC
HAR-       Presiden-       (including predecessor advisory organizations) (since
RINGTON    t -- Adminis-   2000); Executive Vice President, New York Life Trust
2/8/59     tration since   Company and New York Life Trust Company, FSB (since
           2005            2006); Vice President--Administration, MainStay VP
                           Series Fund, Inc. (since 2005), ICAP Funds, Inc.
                           (since 2006) and MainStay Funds Trust (since April
                           2009)
---------------------------------------------------------------------------------
MARGUER-   Chief Legal     Vice President, Associate General Counsel and
ITE E. H.  Officer since   Assistant Secretary, New York Life Insurance Company
MORRISON   2008 and        (since 2008); Managing Director, Associate General
3/26/56    Secretary       Counsel and Assistant Secretary, New York Life
           since 2004      Investment Management LLC (since 2004); Managing
                           Director and Secretary, NYLIFE Distributors LLC;
                           Secretary, NYLIM Service Company (since 2008);
                           Assistant Secretary, New York Life Investment
                           Management Holdings LLC (since 2008); Chief Legal
                           Officer (since 2008) and Secretary, MainStay VP Series
                           Fund, Inc. (since 2004), ICAP Funds, Inc. (since 2006)
                           and MainStay Funds Trust (since April 2009); Chief
                           Legal Officer--Mutual Funds and Vice President and
                           Corporate Counsel, The Prudential Insurance Company of
                           America (2000 to 2004)
---------------------------------------------------------------------------------




   * The Officers listed above are considered to be "interested persons" of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company. New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column captioned "Principal Occupation(s) During Past Five Years." Officers are elected annually by the Boards to serve a one year term.



48    MainStay International Equity Fund

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MAINSTAY 130/30 CORE FUND
MAINSTAY 130/30 GROWTH FUND
MAINSTAY COMMON STOCK FUND
MAINSTAY EPOCH U.S. ALL CAP FUND
MAINSTAY EPOCH U.S. EQUITY FUND
MAINSTAY EQUITY INDEX FUND(1)
MAINSTAY GROWTH EQUITY FUND
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY MAP FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY U.S. SMALL CAP FUND

INCOME FUNDS
MAINSTAY 130/30 HIGH YIELD FUND
MAINSTAY CASH RESERVES FUND
MAINSTAY DIVERSIFIED INCOME FUND
MAINSTAY FLOATING RATE FUND
MAINSTAY GOVERNMENT FUND
MAINSTAY HIGH YIELD CORPORATE BOND FUND
MAINSTAY INDEXED BOND FUND
MAINSTAY INTERMEDIATE TERM BOND FUND
MAINSTAY MONEY MARKET FUND
MAINSTAY PRINCIPAL PRESERVATION FUND
MAINSTAY SHORT TERM BOND FUND
MAINSTAY TAX FREE BOND FUND

BLENDED FUNDS
MAINSTAY BALANCED FUND
MAINSTAY CONVERTIBLE FUND
MAINSTAY INCOME BUILDER FUND

INTERNATIONAL FUNDS
MAINSTAY 130/30 INTERNATIONAL FUND
MAINSTAY EPOCH GLOBAL CHOICE FUND
MAINSTAY EPOCH GLOBAL EQUITY YIELD FUND
MAINSTAY EPOCH INTERNATIONAL SMALL CAP FUND
MAINSTAY GLOBAL HIGH INCOME FUND
MAINSTAY ICAP GLOBAL FUND
MAINSTAY ICAP INTERNATIONAL FUND
MAINSTAY INTERNATIONAL EQUITY FUND


ASSET ALLOCATION FUNDS
MAINSTAY CONSERVATIVE ALLOCATION FUND
MAINSTAY GROWTH ALLOCATION FUND
MAINSTAY MODERATE ALLOCATION FUND
MAINSTAY MODERATE GROWTH ALLOCATION FUND

RETIREMENT FUNDS
MAINSTAY RETIREMENT 2010 FUND
MAINSTAY RETIREMENT 2020 FUND
MAINSTAY RETIREMENT 2030 FUND
MAINSTAY RETIREMENT 2040 FUND
MAINSTAY RETIREMENT 2050 FUND

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
NEW YORK, NEW YORK

SUBADVISORS

EPOCH INVESTMENT PARTNERS, INC.
NEW YORK, NEW YORK

INSTITUTIONAL CAPITAL LLC(2)
CHICAGO, ILLINOIS

MACKAY SHIELDS LLC(2)
NEW YORK, NEW YORK

MADISON SQUARE INVESTORS LLC(2)
NEW YORK, NEW YORK

MARKSTON INTERNATIONAL LLC
WHITE PLAINS, NEW YORK

WINSLOW CAPITAL MANAGEMENT, INC.
MINNEAPOLIS, MINNESOTA

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 800-MAINSTAY (624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.

                          Not part of the Annual Report

----------------------------------------------------
Not FDIC/NCUA Insured  Not a Deposit  May Lose Value



-------------------------------------------------------
No Bank Guarantee  Not Insured by Any Government Agency
-------------------------------------------------------




NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

mainstayinvestments.com                                       The MainStay Funds

(C) 2009 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-AO17129         (RECYCLE LOGO)            MS283-09           MSIE11-12/09
                                                                          10

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 LARGE CAP GROWTH FUND



                 Message from the President

                 and

                 Annual Report

                 October 31, 2009

MESSAGE FROM THE PRESIDENT

The 12-month period ended October 31, 2009, was generally positive for stock and bond investors alike. Signs that the economy was beginning to stabilize brought renewed hope to investors and helped generate a sharp turnaround in the stock market.

When the reporting period began, the stock and bond markets were still reacting to the government's massive bailout plan. Several new facilities were instituted to help restore market liquidity, and the Federal Reserve agreed to purchase various types of securities in a strategy known as quantitative easing.

On December 16, 2008, the Federal Open Market Committee lowered the federal funds target rate to a range between 0.0% and 0.25%. Over time, the markets responded favorably to the coordinated efforts of Congress, the Treasury Department, the Federal Deposit Insurance Corporation, the Federal Reserve and other central banks to address the credit crisis. The turning point for the U.S. stock market came in March 2009, when investors became convinced that the worst was over and an economic recovery was likely.

Domestic equities generally advanced for the remainder of the reporting period, with the strongest results coming from stocks that had been among the hardest hit when the market fell. Despite advances in some financial stocks, the financials sector as a whole declined during the reporting period.

International stocks advanced, with strong results in the materials sector as commodity prices recovered. As investors moved from defensive sectors to more cyclical stocks, utilities weakened but semiconductor companies recorded strong results.

In the fixed-income markets, higher-risk segments were particularly strong. High-yield bonds, floating-rate debt and emerging-market debt were generally strong performers. U.S. Treasury securities and high-grade corporate issues, which had been stellar performers in the first half of the reporting period, weakened as investors' appetite for risk increased.

To keep your investments on a solid footing in a shifting market environment, our portfolio managers pursued their respective investment objectives and strategies with confidence and determination. Although short-term variations are an inevitable part of investing, our portfolio managers know that long-term results are the ultimate measure of investment success.

Fortunately, after three calendar quarters of economic contraction, gross domestic product was once again positive in the third quarter of 2009. Corporate profits, while still below third-quarter 2008 levels, have advanced for three consecutive quarters. At MainStay Funds, we find this economic data encouraging, and we hope you do too.

At MainStay, we have long recommended that our clients get invested, stay invested and add to their investments over time. With prudent diversification, gradual portfolio adjustments and a long-term perspective, MainStay shareholders can maintain a positive outlook as they pursue their financial goals.

Sincerely,


/s/ STEPHEN P. FISHER


Stephen P. Fisher
President



                          Not part of the Annual Report

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 LARGE CAP GROWTH FUND



                 MainStay Funds

                 Annual Report

                 October 31, 2009

TABLE OF CONTENTS


ANNUAL REPORT
---------------------------------------------

INVESTMENT AND PERFORMANCE COMPARISON       5
---------------------------------------------

PORTFOLIO MANAGEMENT DISCUSSION AND
ANALYSIS                                   10
---------------------------------------------

PORTFOLIO OF INVESTMENTS                   12
---------------------------------------------

FINANCIAL STATEMENTS                       15
---------------------------------------------

NOTES TO FINANCIAL STATEMENTS              22
---------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM                            30
---------------------------------------------

BOARD CONSIDERATION AND APPROVAL OF
MANAGEMENT AGREEMENT AND SUBADVISORY
AGREEMENT                                  31
---------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        36
---------------------------------------------

SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       36
---------------------------------------------

BOARD MEMBERS AND OFFICERS                 37










                        NOTICE TO FORMER SHAREHOLDERS OF
                          MAINSTAY MID CAP GROWTH FUND

ON NOVEMBER 12, 2009, MAINSTAY MID CAP GROWTH FUND REORGANIZED WITH AND INTO MAINSTAY LARGE CAP GROWTH FUND. AN ANNUAL REPORT FOR THE FISCAL YEAR ENDED OCTOBER 31, 2009, FOR MAINSTAY MID CAP GROWTH FUND WILL BE AVAILABLE TO FORMER SHAREHOLDERS BY DECEMBER 31, 2009, WITHOUT CHARGE, ON THE MAINSTAY FUNDS WEBSITE, MAINSTAYINVESTMENTS.COM, OR UPON REQUEST BY CALLING 800-MAINSTAY (624-
6782).

INVESTMENT AND PERFORMANCE COMPARISON(1) (UNAUDITED)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(2)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL              ONE      FIVE     TEN
TOTAL RETURNS               YEAR    YEARS    YEARS
--------------------------------------------------
With sales charges         11.19%    2.37%    0.14%
Excluding sales charges    17.66     3.54     0.71




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                            MAINSTAY LARGE
                              CAP GROWTH      RUSSELL 1000(R)    S&P 500(R)
                                 FUND           GROWTH INDEX        INDEX
                            --------------    ---------------    ----------
10/31/99                          9450             10000            10000
                                 11420             10933            10609
                                  7771              6566             7967
                                  6415              5278             6764
                                  7936              6429             8170
                                  8522              6646             8940
                                  9732              7232             9720
                                 10709              8016            11308
                                 13515              9557            12954
                                  8619              6026             8278
10/31/09                         10141              7080             9090





CLASS A SHARES(3)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL              ONE      FIVE     TEN
TOTAL RETURNS               YEAR    YEARS    YEARS
--------------------------------------------------
With sales charges         11.63%    2.41%    0.16%
Excluding sales charges    18.12     3.58     0.73




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                            MAINSTAY LARGE
                              CAP GROWTH      RUSSELL 1000(R)    S&P 500(R)
                                 FUND           GROWTH INDEX        INDEX
                            --------------    ---------------    ----------
10/31/99                         23625             25000            25000
                                 28549             27333            26523
                                 19428             16415            19918
                                 16037             13195            16909
                                 19840             16073            20426
                                 21306             16616            22350
                                 24330             18081            24299
                                 26773             20041            28270
                                 33787             23893            32386
                                 21501             15064            20696
10/31/09                         25397             17701            22725





CLASS B SHARES(4)--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL              ONE      FIVE     TEN
TOTAL RETURNS               YEAR    YEARS    YEARS
--------------------------------------------------
With sales charges         11.85%    2.39%   -0.05%
Excluding sales charges    16.85     2.75    -0.05




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                            MAINSTAY LARGE
                              CAP GROWTH      RUSSELL 1000(R)    S&P 500(R)
                                 FUND           GROWTH INDEX        INDEX
                            --------------    ---------------    ----------
10/31/99                         10000             10000            10000
                                 11994             10933            10609
                                  8101              6566             7967
                                  6637              5278             6764
                                  8149              6429             8170
                                  8686              6646             8940
                                  9851              7232             9720
                                 10751              8016            11308
                                 13489              9557            12954
                                  8515              6026             8278
10/31/09                          9949              7080             9090




1. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares generally have a $25,000 minimum initial investment with no minimum subsequent purchase amount. For investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds, the minimum initial investment is $15,000. Investor Class shares and Class A shares are sold with a maximum initial sales charge of 5.50% and an annual 12b-1 fee of 0.25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of up to 5.00% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million. Class R1 shares are sold with no initial sales charge or CDSC and have no annual 12b-1 fee. Class R2 shares are sold with no initial sales charge or CDSC and have an annual 12b-1 fee of 0.25%. Class R1 and Class R2 shares are only available through corporate-sponsored retirement programs, which include certain minimum program requirements. Class R3 shares are sold with no initial sales charge or CDSC, have an annual 12b-1 fee of 0.50% and are available in certain individual retirement accounts or in certain retirement plans. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. Effective August 1, 2009, the Fund's prior contractual expense limitation agreement terminated and the Fund now has voluntary agreements in place. Certain of these voluntary waivers or reimbursements will remain in effect until at least November 12, 2010 and others may be discontinued at any time.

THE FOOTNOTES ON THE FOLLOWING TWO PAGES ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

CLASS C SHARES(4)--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL              ONE      FIVE     TEN
TOTAL RETURNS               YEAR    YEARS    YEARS
--------------------------------------------------
With sales charges         15.85%    2.75%   -0.05%
Excluding sales charges    16.85     2.75    -0.05




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                           MAINSTAY LARGE
                             CAP GROWTH      RUSSELL 1000(R)    S&P 500(R)
                                FUND           GROWTH INDEX        INDEX
                           --------------    ---------------    ----------
10/31/99                        10000             10000            10000
                                11994             10933            10609
                                 8101              6566             7967
                                 6637              5278             6764
                                 8149              6429             8170
                                 8686              6646             8940
                                 9851              7232             9720
                                10751              8016            11308
                                13471              9557            12954
                                 8515              6026             8278
10/31/09                         9949              7080             9090





CLASS I SHARES(4)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL              ONE      FIVE     TEN
TOTAL RETURNS               YEAR    YEARS    YEARS
--------------------------------------------------
                           18.37%    4.08%    1.10%




(PERFORMANCE GRAPH)

                           MAINSTAY LARGE
                             CAP GROWTH      RUSSELL 1000(R)    S&P 500(R)
                                FUND           GROWTH INDEX        INDEX
                           --------------    ---------------    ----------
10/31/99                        10000             10000            10000
                                12115             10933            10609
                                 8265              6566             7967
                                 6839              5278             6764
                                 8482              6429             8170
                                 9132              6646             8940
                                10478              7232             9720
                                11585              8016            11308
                                14732              9557            12954
                                 9422              6026             8278
10/31/09                        11153              7080             9090





CLASS R1 SHARES(4)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL              ONE      FIVE     TEN
TOTAL RETURNS               YEAR    YEARS    YEARS
--------------------------------------------------
                           18.28%    3.92%    0.97%




(PERFORMANCE GRAPH)

                           MAINSTAY LARGE
                             CAP GROWTH      RUSSELL 1000(R)    S&P 500(R)
                                FUND           GROWTH INDEX        INDEX
                           --------------    ---------------    ----------
10/31/99                        10000             10000            10000
                                12103             10933            10609
                                 8248              6566             7967
                                 6819              5278             6764
                                 8448              6429             8170
                                 9086              6646             8940
                                10383              7232             9720
                                11484              8016            11308
                                14574              9557            12954
                                 9312              6026             8278
10/31/09                        11014              7080             9090




2. Performance figures for Investor Class shares, first offered to the public on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for Investor Class shares might have been lower.
3. Performance figures for Class A shares include the historical performance of the FMI Winslow Growth Fund (a predecessor to the Fund) through March 31, 2005, adjusted to reflect the current maximum sales charge applicable to Class A shares. Unadjusted, the performance shown for Class A shares might have been lower.
4. Performance figures for Class B, Class C, Class I, Class R1 and Class R2 shares, each of which was first offered to the public on April 1, 2005, include the historical performance of Class A shares through March 31, 2005, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for Class B, C, I, R1 and R2 shares might have been lower.
5. Performance figures for Class R3 shares which were first offered to the public on April 28, 2006, include the historical performance of Class A shares through April 27, 2006, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for Class R3 shares might have been lower.

THE FOOTNOTES ON THE PRECEDING PAGE AND THE DISCLOSURE AND FOOTNOTES ON THE FOLLOWING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



6    MainStay Large Cap Growth Fund

CLASS R2 SHARES(4)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL              ONE      FIVE     TEN
TOTAL RETURNS               YEAR    YEARS    YEARS
--------------------------------------------------
                           18.01%    3.68%    0.73%




(PERFORMANCE GRAPH)

                           MAINSTAY LARGE
                             CAP GROWTH      RUSSELL 1000(R)    S&P 500(R)
                                FUND           GROWTH INDEX        INDEX
                           --------------    ---------------    ----------
10/31/99                        10000             10000            10000
                                12072             10933            10609
                                 8207              6566             7967
                                 6768              5278             6764
                                 8364              6429             8170
                                 8973              6646             8940
                                10224              7232             9720
                                11271              8016            11308
                                14282              9557            12954
                                 9110              6026             8278
10/31/09                        10750              7080             9090





CLASS R3 SHARES(5)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL              ONE      FIVE     TEN
TOTAL RETURNS               YEAR    YEARS    YEARS
--------------------------------------------------
                           17.70%    3.39%    0.46%




(PERFORMANCE GRAPH)

                           MAINSTAY LARGE
                             CAP GROWTH      RUSSELL 1000(R)    S&P 500(R)
                                FUND           GROWTH INDEX        INDEX
                           --------------    ---------------    ----------
10/31/99                        10000             10000            10000
                                12042             10933            10609
                                 8166              6566             7967
                                 6717              5278             6764
                                 8281              6429             8170
                                 8862              6646             8940
                                10084              7232             9720
                                11058              8016            11308
                                13980              9557            12954
                                 8896              6026             8278
10/31/09                        10470              7080             9090





 BENCHMARK PERFORMANCE                       ONE      FIVE      TEN
                                            YEAR     YEARS     YEARS
Russell 1000(R) Growth Index(6)            17.51%    1.27%    -3.39%
S&P 500(R) Index(7)                         9.80     0.33     -0.95
Average Lipper large-cap growth fund(8)    14.74     0.70     -2.13


6. The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. The Russell 1000(R) Growth Index is the Fund's broad-based securities market index for comparison purposes. An investment cannot be made directly in an index.
7. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) Index is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
8. The average Lipper large-cap growth fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalization (on a three-year weighted basis) above Lipper's U.S. Diversified Equity large-cap floor. Large-cap growth funds typically have an above-average price-to-earning ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500(R) Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

On April 1, 2005, FMI Winslow Growth Fund was reorganized as MainStay Large Cap Growth Fund Class A shares. Performance for MainStay Large Cap Growth Fund Class A shares, first offered April 1, 2005, includes the historical performance of the FMI Winslow Growth Fund from inception (July 1, 1995) through March 31, 2005 adjusted to reflect the applicable sales charge and fees and expenses. Performance for Class B, C, and I shares, first offered April 1, 2005, and Investor Class shares, first offered February 28, 2008, includes the historical performance of Class A shares from inception (July 1, 1995) through March 31, 2005 for Class B, C and I shares and through February 27, 2008 for Investor Class shares, adjusted to reflect the sales change (or CDSC) and fees and expenses of such shares. Performance for Class R1, R2 and R3 shares, first offered April 1, 2005, April 1, 2005, and April 28, 2006, respectively, includes the historical performance of Class A shares from inception (July 1, 1995) through March 31, 2005 for Class R1 and R2 shares, and through April 27, 2006 for Class R3 shares, adjusted to reflect the applicable fees and expenses of such shares. Prior to the reorganization (July 1, 1995, through March 31, 2005), the Fund operated as the FMI Winslow Growth Fund, had no sales charge, and its total net expenses were capped at 1.30%. Fund performance for all share classes prior to April 1, 2005, has not been adjusted to reflect the current expenses of the Fund or any applicable waivers. If the above adjustments had not been made, or if Fund performance for all share classes prior to April 1, 2005, had been adjusted to reflect the current expense caps, the performance numbers shown would have been different.


THE FOOTNOTES ON THE PRECEDING TWO PAGES ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    7

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY LARGE CAP GROWTH FUND (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2009, to October 31, 2009, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2009, to October 31, 2009.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended October 31, 2009. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      5/1/09        10/31/09       PERIOD(1)        10/31/09        PERIOD(1)
INVESTOR CLASS SHARES          $1,000.00       $1,159.30        $ 7.67         $1,018.10         $ 7.17
--------------------------------------------------------------------------------------------------------

CLASS A SHARES                 $1,000.00       $1,159.00        $ 6.69         $1,019.00         $ 6.26
--------------------------------------------------------------------------------------------------------

CLASS B SHARES                 $1,000.00       $1,153.30        $11.72         $1,014.30         $10.97
--------------------------------------------------------------------------------------------------------

CLASS C SHARES                 $1,000.00       $1,155.80        $11.68         $1,014.40         $10.92
--------------------------------------------------------------------------------------------------------

CLASS I SHARES                 $1,000.00       $1,161.90        $ 4.52         $1,021.00         $ 4.23
--------------------------------------------------------------------------------------------------------

CLASS R1 SHARES                $1,000.00       $1,160.80        $ 5.56         $1,020.10         $ 5.19
--------------------------------------------------------------------------------------------------------

CLASS R2 SHARES                $1,000.00       $1,160.40        $ 7.02         $1,018.70         $ 6.56
--------------------------------------------------------------------------------------------------------

CLASS R3 SHARES                $1,000.00       $1,157.20        $ 8.32         $1,017.50         $ 7.78
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (1.41% for Investor Class, 1.23% for Class A, 2.16% for Class B, 2.15% Class C, 0.83% for Class I, 1.02% for Class R1, 1.29% for Class R2 and 1.53% for Class R3) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.



8    MainStay Large Cap Growth Fund

INDUSTRY COMPOSITION AS OF OCTOBER 31, 2009 (UNAUDITED)



IT Services                           10.2%
Computers & Peripherals                8.4
Communications Equipment               7.6
Oil, Gas & Consumable Fuels            7.1
Internet Software & Services           6.3
Capital Markets                        5.9
Software                               4.6
Internet & Catalog Retail              3.9
Health Care Providers & Services       3.8
Diversified Financial Services         3.7
Food & Staples Retailing               2.9
Health Care Equipment & Supplies       2.7
Biotechnology                          2.5
Multiline Retail                       2.5
Road & Rail                            2.5
Machinery                              2.4
Pharmaceuticals                        2.4
Semiconductors & Semiconductor
  Equipment                            2.4
Aerospace & Defense                    2.3
Chemicals                              2.1
Specialty Retail                       1.9
Energy Equipment & Services            1.6
Metals & Mining                        1.0
Trading Companies & Distributors       1.0
Wireless Telecommunication Services    1.0
Air Freight & Logistics                0.9
Hotels, Restaurants & Leisure          0.9
Electrical Equipment                   0.8
Construction & Engineering             0.7
Short-Term Investment                  3.9
Other Assets, Less Liabilities         0.1
                                     -----
                                     100.0%
                                     =====



 See Portfolio of Investments beginning on page 12 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF OCTOBER 31, 2009 (EXCLUDING SHORT-TERM INVESTMENT)


    1.  Apple, Inc.
    2.  Google, Inc. Class A
    3.  Medco Health Solutions, Inc.
    4.  Hewlett-Packard Co.
    5.  Cognizant Technology Solutions Corp.
        Class A
    6.  Visa, Inc. Class A
    7.  QUALCOMM, Inc.
    8.  Cisco Systems, Inc.
    9.  JPMorgan Chase & Co.
   10.  Southwestern Energy Co.





                                                    mainstayinvestments.com    9

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

QUESTIONS ANSWERED BY PORTFOLIO MANAGERS CLARK J. WINSLOW, JUSTIN H. KELLY, CFA, AND R. BART WEAR, CFA, OF WINSLOW CAPITAL MANAGEMENT, LLC, THE FUND'S SUBADVISOR.

HOW DID MAINSTAY LARGE CAP GROWTH FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12 MONTHS ENDED OCTOBER 31, 2009?

Excluding all sales charges, MainStay Large Cap Growth Fund returned 17.66% for Investor Class shares, 18.12% for Class A shares, and 16.85% for Class B and Class C shares for the 12 months ended October 31, 2009. Over the same period, the Fund returned 18.37% for Class I shares, 18.28% for Class R1 shares, 18.01% for Class R2 shares and 17.70% for Class R3 shares. All share classes outperformed the 14.74% return of the average Lipper(1) large-cap growth fund. Investor Class, Class A, Class I, Class R1, Class R2 and Class R3 shares outperformed--and Class B and Class C shares underperformed--the 17.51% return of the Russell 1000(R) Growth Index for the 12 months ended October 31, 2009. The Russell 1000(R) Growth Index(2) is the Fund's broad-based securities-market index. See pages 5 and 6 for Fund returns with sales charges.

WHAT FACTORS WERE RESPONSIBLE FOR THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

Both stock selection and sector allocation benefited the Fund's performance in relation to the Russell
1000(R) Growth Index during the reporting period. Stock selection and overweight positions in infor-mation technology and financials were especially helpful.

We had believed for some time that the economy would show positive growth during the second half of 2009. We also knew that stocks historically move before economic changes are visible. On this basis, we examined what we perceived to be individual stock opportunities and repositioned the Fund early in the second half of the reporting period. We moved the Fund's information technology and energy allo-cations from underweight to overweight relative to the Russell 1000(R) Growth Index. We repositioned the Fund's financial holdings in anticipation of improved capital-market conditions and declining risk. We reduced the Fund's overweight allocation to health care relative to the Russell 1000(R) Growth Index. The timing and implementation of this repositioning strategy contributed positively to the Fund's annual results.

WHICH SECTORS WERE THE FUND'S STRONGEST CONTRIB-UTORS DURING THE REPORTING PERIOD AND WHICH SECTORS WERE THE WEAKEST?

The sectors that made the strongest contributions to the Fund's performance relative to the Russell 1000(R) Growth Index were information technology, finan-cials and consumer discretionary. The weakest-contributing sectors to the Fund's relative perfor-mance were materials, telecommunication services and energy.

DURING THE REPORTING PERIOD, WHICH STOCKS WERE THE STRONGEST CONTRIBUTORS TO THE FUND'S ABSOLUTE RETURN AND WHICH STOCKS WERE PARTICULARLY WEAK?

The three stocks that made the strongest contribution to the Fund's absolute performance were all in the information technology sector. They were global online travel company Priceline.com, computer and digital device manufacturer Apple and business software and services company Cognizant Technol-ogy Solutions.

Stocks that detracted the most from the Fund's absolute performance included agricultural products manufacturer Monsanto, telecommunication services company NII Holdings and diversified consumer products manufacturer Procter & Gamble.

DID THE FUND MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING
PERIOD?

The Fund established a position in Baidu, the dominant Internet search engine in China. The position was sold in October 2009. We also purchased shares of Suncor Energy, one of the few energy companies with secular production growth, to take advantage of the company's large reserves in the Canadian tar sands.

We sold the Fund's positions in educational pro-gram providers Apollo Group and ITT Educational Services. Each of these companies beat consensus earnings estimates but faced heightened concern

----------
Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate those changes that can adversely affect the value of the Fund's holdings. The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy.

1. See footnote on page 7 for more information on Lipper Inc.
2. See footnote on page 7 for more information on the Russell 1000(R) Growth Index.


10    MainStay Large Cap Growth Fund
about the potential for regulatory changes in the for-profit education industry. With higher-margin branded products losing market share to lower-cost store brands, we eliminated the Fund's position in multinational manufacturer Procter & Gamble after the company lowered its earnings outlook for 2010.

WERE THERE ANY CHANGES IN THE FUND'S WEIGHTINGS DURING THE REPORTING PERIOD?

During the reporting period, we shifted the Fund's positions in energy and information technology from substantially underweight to significantly overweight relative to the Russell 1000(R) Growth Index. We also shifted the Fund's allocation to the health care sector from a significantly overweight position to a materially underweight exposure relative to the Index. We also substantially reduced the Fund's weighting in consumer staples relative to the benchmark.

HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

The Fund's sector weightings are principally driven by our bottom-up stock selection process. As of October 31, 2009, the Fund held its largest overweight positions relative to the Russell 1000(R) Growth Index in the information technology, energy and financials sectors. On the same date, the Fund held its most significant underweight positions relative to the benchmark in consumer staples and health care.



----------
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                   mainstayinvestments.com    11

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2009



                                         SHARES             VALUE
COMMON STOCKS 96.0%+
-----------------------------------------------------------------

AEROSPACE & DEFENSE 2.3%
United Technologies Corp.              1,336,100   $   82,103,345
                                                   --------------


AIR FREIGHT & LOGISTICS 0.9%
C.H. Robinson Worldwide,
  Inc.                                   565,300       31,153,683
                                                   --------------


BIOTECHNOLOGY 2.5%
Celgene Corp. (a)                        668,100       34,106,505
Gilead Sciences, Inc. (a)              1,281,300       54,519,315
                                                   --------------
                                                       88,625,820

                                                   --------------

CAPITAL MARKETS 5.9%
BlackRock, Inc.                          295,500       63,972,795
Charles Schwab Corp. (The)             3,314,600       57,475,164
Goldman Sachs Group, Inc.
  (The)                                  436,800       74,330,256
Invesco, Ltd.                            848,200       17,939,430
                                                   --------------
                                                      213,717,645

                                                   --------------

CHEMICALS 2.1%
Ecolab, Inc.                             770,800       33,884,368
Monsanto Co.                             623,100       41,859,858
                                                   --------------
                                                       75,744,226

                                                   --------------

COMMUNICATIONS EQUIPMENT 7.6%
V  Cisco Systems, Inc. (a)             4,369,900       99,852,215
Juniper Networks, Inc. (a)             2,163,600       55,193,436
V  QUALCOMM, Inc.                      2,826,400      117,041,224
                                                   --------------
                                                      272,086,875
                                                   --------------

COMPUTERS & PERIPHERALS 8.4%
V  Apple, Inc. (a)                       764,400      144,089,400
V  Hewlett-Packard Co.                 2,595,200      123,168,192
International Business
  Machines Corp.                         282,600       34,084,386
                                                   --------------
                                                      301,341,978

                                                   --------------

CONSTRUCTION & ENGINEERING 0.7%
Aecom Technology Corp. (a)             1,053,500       26,590,340
                                                   --------------


DIVERSIFIED FINANCIAL SERVICES 3.7%
IntercontinentalExchange,
  Inc. (a)                               334,000       33,463,460
V  JPMorgan Chase & Co.                2,363,900       98,740,103
                                                   --------------
                                                      132,203,563
                                                   --------------

ELECTRICAL EQUIPMENT 0.8%
First Solar, Inc. (a)                    244,100       29,763,113
                                                   --------------


ENERGY EQUIPMENT & SERVICES 1.6%
FMC Technologies, Inc. (a)               603,600       31,749,360
Weatherford International,
  Ltd. (a)                             1,469,900       25,767,347
                                                   --------------
                                                       57,516,707

                                                   --------------

FOOD & STAPLES RETAILING 2.9%
Costco Wholesale Corp.                   513,900       29,215,215
CVS Caremark Corp.                     2,132,700       75,284,310
                                                   --------------
                                                      104,499,525

                                                   --------------

HEALTH CARE EQUIPMENT & SUPPLIES 2.7%
Baxter International, Inc.             1,156,300       62,509,578
Mindray Medical
  International, Ltd., ADR
  (b)                                  1,156,290       35,532,792
                                                   --------------
                                                       98,042,370

                                                   --------------

HEALTH CARE PROVIDERS & SERVICES 3.8%
V  Medco Health Solutions,
  Inc. (a)                             2,466,700      138,431,204

                                                   --------------

HOTELS, RESTAURANTS & LEISURE 0.9%
Carnival Corp.                         1,138,282       33,146,772
                                                   --------------


INTERNET & CATALOG RETAIL 3.9%
Amazon.com, Inc. (a)                     433,800       51,539,778
Priceline.com, Inc. (a)                  565,300       89,198,687
                                                   --------------
                                                      140,738,465

                                                   --------------

INTERNET SOFTWARE & SERVICES 6.3%
eBay, Inc. (a)                         1,200,600       26,737,362
Equinix, Inc. (a)                        654,400       55,833,408
V  Google, Inc. Class A (a)              267,270      143,288,792
                                                   --------------
                                                      225,859,562

                                                   --------------

IT SERVICES 10.2%
Accenture PLC Class A                  1,156,300       42,875,604
V  Cognizant Technology
  Solutions Corp. Class A
  (a)                                  3,186,200      123,146,630
Mastercard, Inc. Class A                 359,700       78,781,494
V  Visa, Inc. Class A                  1,593,100      120,693,256
                                                   --------------
                                                      365,496,984
                                                   --------------

MACHINERY 2.4%
Danaher Corp.                          1,259,100       85,908,393
                                                   --------------


METALS & MINING 1.0%
Freeport-McMoRan Copper
  & Gold, Inc. (a)                       488,300       35,821,688
                                                   --------------




+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, as of October 31, 2009, excluding short-term investment. May be subject to change daily.


12    MainStay Large Cap Growth Fund   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.


                                          SHARES            VALUE
COMMON STOCKS (CONTINUED)
MULTILINE RETAIL 2.5%
Kohl's Corp. (a)                         899,300   $   51,457,946
Target Corp.                             770,800       37,329,844
                                                   --------------
                                                       88,787,790

                                                   --------------

OIL, GAS & CONSUMABLE FUELS 7.1%
Peabody Energy Corp.                     642,400       25,432,616
PetroHawk Energy Corp. (a)             1,002,100       23,569,392
Petroleo Brasileiro S.A.,
  ADR (b)                                901,800       41,681,196
V  Southwestern Energy Co.
  (a)                                  2,185,900       95,261,522
Suncor Energy, Inc.                    2,057,500       67,938,650
                                                   --------------
                                                      253,883,376

                                                   --------------

PHARMACEUTICALS 2.4%
Teva Pharmaceutical
  Industries, Ltd.,
  Sponsored ADR (b)                    1,695,900       85,609,032
                                                   --------------


ROAD & RAIL 2.5%
Union Pacific Corp.                    1,633,100       90,049,134
                                                   --------------


SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 2.4%
Lam Research Corp. (a)                   734,700       24,774,084
Linear Technology Corp.                1,104,900       28,594,812
Marvell Technology Group,
  Ltd. (a)                             2,466,700       33,843,124
                                                   --------------
                                                       87,212,020

                                                   --------------

SOFTWARE 4.6%
Adobe Systems, Inc. (a)                1,156,300       38,088,522
Microsoft Corp.                        2,209,800       61,277,754
Oracle Corp.                           3,109,100       65,602,010
                                                   --------------
                                                      164,968,286
                                                   --------------

SPECIALTY RETAIL 1.9%
Best Buy Co., Inc.                       850,000       32,453,000
O'Reilly Automotive, Inc.
  (a)                                    925,000       34,484,000
                                                   --------------
                                                       66,937,000
                                                   --------------

TRADING COMPANIES & DISTRIBUTORS 1.0%
Fastenal Co.                           1,002,100       34,572,450
                                                   --------------

WIRELESS TELECOMMUNICATION SERVICES 1.0%
American Tower Corp. Class
  A (a)                                  976,400       35,951,048
                                                   --------------
Total Common Stocks
  (Cost $3,055,148,749)                             3,446,762,394
                                                   --------------

                                       PRINCIPAL
                                          AMOUNT            VALUE
SHORT-TERM INVESTMENT 3.9%
-----------------------------------------------------------------

REPURCHASE AGREEMENT 3.9%
State Street Bank and Trust
  Co.
  0.01%, dated 10/30/09
  due 11/2/09
  Proceeds at Maturity
  $140,501,632
  (Collateralized by a
  United States Treasury
  Bill with a rate of
  0.066% and a maturity
  date of 12/24/09, with a
  Principal Amount of
  $143,330,000 and a Market
  Value of $143,315,667)            $140,501,515   $  140,501,515
                                                   --------------
Total Short-Term Investment
  (Cost $140,501,515)                                 140,501,515
                                                   --------------
Total Investments
  (Cost $3,195,650,264) (c)                 99.9%   3,587,263,909

Other Assets,
  Less Liabilities                           0.1        3,874,480
                                           =====     ------------
Net Assets                                 100.0%  $3,591,138,389
                                           =====     ============





(a)  Non-income producing security.
(b)  ADR--American Depositary Receipt.
(c)  At October 31, 2009, cost is
     $3,242,138,156 for federal income tax
     purposes and net unrealized appreciation is as follows:



Gross unrealized appreciation      $ 391,130,411
Gross unrealized depreciation        (46,004,658)
                                   -------------
Net unrealized appreciation        $ 345,125,753
                                    ============






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13

The following is a summary of the fair valuations according to the inputs used as of October 31, 2009, for valuing the Fund's assets.

ASSET VALUATION INPUTS


                                                   QUOTED
                                                PRICES IN
                                                   ACTIVE                   SIGNIFICANT
                                              MARKETS FOR                         OTHER        SIGNIFICANT
                                                IDENTICAL                    OBSERVABLE       UNOBSERVABLE
                                                   ASSETS                        INPUTS             INPUTS
 DESCRIPTION                                    (LEVEL 1)                     (LEVEL 2)          (LEVEL 3)             TOTAL
 Investments in Securities
 Common Stocks                             $3,446,762,394   $                        --    $            --    $3,446,762,394
 Short-Term Investment
     Repurchase Agreement                              --                   140,501,515                 --       140,501,515
                                           --------------   ---------------------------    ---------------    --------------
 Total Investments in Securities           $3,446,762,394                  $140,501,515                $--    $3,587,263,909
                                           ==============   ===========================    ===============    ==============



 At October 31, 2009, the Portfolio did not hold any investments with significant unobservable inputs (Level 3).



14    MainStay Large Cap Growth Fund   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2009


ASSETS:
Investment in securities, at value
  (identified cost $3,195,650,264)  $3,587,263,909
Receivables:
  Investment securities sold            67,018,764
  Fund shares sold                      14,753,746
  Dividends and interest                 1,699,742
Other assets                               119,058
                                    --------------
     Total assets                    3,670,855,219
                                    --------------
LIABILITIES:
Payables:
  Investment securities purchased       71,770,546
  Fund shares redeemed                   4,155,544
  Manager (See Note 3)                   1,860,724
  Transfer agent (See Note 3)            1,069,301
  NYLIFE Distributors (See Note 3)         583,436
  Professional fees                        133,308
  Shareholder communication                100,199
  Custodian                                 13,734
  Trustees                                   9,550
Accrued expenses                            20,488
                                    --------------
     Total liabilities                  79,716,830
                                    --------------
Net assets                          $3,591,138,389
                                    ==============
COMPOSITION OF NET ASSETS:
Share of beneficial interest
  outstanding
  (par value of $.01 per share)
  unlimited number of shares
  authorized                        $    6,435,082
Additional paid-in capital           3,569,846,173
                                    --------------
                                     3,576,281,255
Accumulated net realized loss on
  investments and foreign currency
  transactions                        (376,756,511)
Net unrealized appreciation on
  investments                          391,613,645
                                    --------------
Net assets                          $3,591,138,389
                                    ==============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                $   59,498,618
                                    ==============
Shares of beneficial interest
  outstanding                           10,767,802
                                    ==============
Net asset value per share
  outstanding                       $         5.53
Maximum sales charge (5.50% of
  offering price)                             0.32
                                    --------------
Maximum offering price per share
  outstanding                       $         5.85
                                    ==============
CLASS A
Net assets applicable to
  outstanding shares                $1,662,622,496
                                    ==============
Shares of beneficial interest
  outstanding                          299,969,214
                                    ==============
Net asset value per share
  outstanding                       $         5.54
Maximum sales charge (5.50% of
  offering price)                             0.32
                                    --------------
Maximum offering price per share
  outstanding                       $         5.86
                                    ==============
CLASS B
Net assets applicable to
  outstanding shares                $   63,327,301
                                    ==============
Shares of beneficial interest
  outstanding                           11,863,067
                                    ==============
Net asset value and offering price
  per share outstanding             $         5.34
                                    ==============
CLASS C
Net assets applicable to
  outstanding shares                $  174,954,585
                                    ==============
Shares of beneficial interest
  outstanding                           32,797,195
                                    ==============
Net asset value and offering price
  per share outstanding             $         5.33
                                    ==============
CLASS I
Net assets applicable to
  outstanding shares                $1,341,714,873
                                    ==============
Shares of beneficial interest
  outstanding                          236,499,157
                                    ==============
Net asset value and offering price
  per share outstanding             $         5.67
                                    ==============
CLASS R1
Net assets applicable to
  outstanding shares                $  161,642,368
                                    ==============
Shares of beneficial interest
  outstanding                           28,712,090
                                    ==============
Net asset value and offering price
  per share outstanding             $         5.63
                                    ==============
CLASS R2
Net assets applicable to
  outstanding shares                $  113,942,489
                                    ==============
Shares of beneficial interest
  outstanding                           20,465,043
                                    ==============
Net asset value and offering price
  per share outstanding             $         5.57
                                    ==============
CLASS R3
Net assets applicable to
  outstanding shares                $   13,435,659
                                    ==============
Shares of beneficial interest
  outstanding                            2,434,586
                                    ==============
Net asset value and offering price
  per share outstanding             $         5.52
                                    ==============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2009


INVESTMENT INCOME:
INCOME:
  Dividends (a)                      $  18,574,623
  Interest                                  19,365
                                     -------------
     Total income                       18,593,988
                                     -------------
EXPENSES:
  Manager (See Note 3)                  16,658,076
  Transfer agent--Investor Class
     (See Note 3)                          210,921
  Transfer agent--Class A (See Note
     3)                                  1,919,855
  Transfer agent--Classes B and C
     (See Note 3)                          736,739
  Transfer agent--Classes I, R1, R2
     and R3
     (See Note 3)                        2,281,521
  Distribution/Service--Investor
     Class
     (See Note 3)                          127,086
  Distribution/Service--Class A
     (See Note 3)                        2,366,921
  Service--Class B (See Note 3)            148,025
  Service--Class C (See Note 3)            299,097
  Distribution/Service--Class R2
     (See Note 3)                          137,770
  Distribution/Service--Class R3
     (See Note 3)                           19,089
  Distribution--Class B (See Note
     3)                                    444,075
  Distribution--Class C (See Note
     3)                                    897,290
  Distribution--Class R3 (See Note
     3)                                     19,089
  Shareholder communication                625,907
  Professional fees                        450,042
  Registration                             251,415
  Shareholder service--Class R1
     (See Note 3)                          102,062
  Shareholder service--Class R2
     (See Note 3)                           55,108
  Shareholder service--Class R3
     (See Note 3)                            7,635
  Trustees                                 110,379
  Custodian                                 48,456
  Miscellaneous                            116,769
                                     -------------
     Total expenses before waiver       28,033,327
  Expense waiver from Manager (See
     Note 3)                            (2,109,637)
                                     -------------
     Net expenses                       25,923,690
                                     -------------
Net investment loss                     (7,329,702)
                                     -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
Net realized loss on:
  Security transactions              $(221,407,318)
  Foreign currency transactions            (11,675)
                                     -------------
Net realized loss on investments
  and foreign currency transactions   (221,418,993)
                                     -------------
Net change in unrealized
  depreciation on investments          719,911,021
                                     -------------
Net realized and unrealized gain on
  investments and foreign currency
  transactions                         498,492,028
                                     -------------
Net increase in net assets
  resulting from operations          $ 491,162,326
                                     =============




(a) Dividends recorded net of foreign withholding taxes in the amount of $196,205.



16    MainStay Large Cap Growth Fund   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED OCTOBER 31, 2009 AND OCTOBER 31, 2008


                                       2009             2008
INCREASE IN NET ASSETS:
Operations:
 Net investment loss         $   (7,329,702)  $   (6,030,201)
 Net realized loss on
  investments and foreign
  currency transactions        (221,418,993)    (146,550,866)
 Net change in unrealized
  appreciation
  (depreciation) on
  investments                   719,911,021     (579,518,985)
                             -------------------------------
 Net increase (decrease)
  in net assets resulting
  from operations               491,162,326     (732,100,052)
                             -------------------------------
Capital share transactions:
 Net proceeds from sale of
  shares                      2,328,749,338    1,621,723,549
 Cost of shares redeemed       (793,865,436)    (476,246,239)
                             -------------------------------
    Increase in net assets
     derived from capital
     share transactions       1,534,883,902    1,145,477,310
                             -------------------------------
    Net increase in net
     assets                   2,026,046,228      413,377,258

NET ASSETS:
Beginning of year             1,565,092,161    1,151,714,903
                             -------------------------------
End of year                  $3,591,138,389   $1,565,092,161
                             ===============================





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              17

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                    INVESTOR CLASS
                            -----------------------------
                                             FEBRUARY 28,
                                                2008**
                             YEAR ENDED         THROUGH
                            OCTOBER 31,       OCTOBER 31,

                            -----------------------------
                                2009             2008
Net asset value at
  beginning of period         $  4.70           $  6.63
                              -------           -------
Net investment loss (a)         (0.03)            (0.03)
Net realized and
  unrealized gain (loss)
  on investments                 0.86             (1.90)
                              -------           -------
Total from investment
  operations                     0.83             (1.93)
                              -------           -------
Less distributions:
  From net realized gain
     on investments                --                --
                              -------           -------
Net asset value at end of
  period                      $  5.53           $  4.70
                              =======           =======
Total investment return
  (b)                           17.66%           (29.11%)(c)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment loss           (0.62%)           (0.73%)++
  Net expenses                   1.45%             1.38% ++
  Expenses (before
     waiver/reimbursement)       1.45%             1.39% ++
Portfolio turnover rate            62%              115%
Net assets at end of
  period (in 000's)           $59,499           $46,762




                                                           CLASS B
                            ---------------------------------------------------------------------
                                                                            JULY 1,      APRIL 1,
                                                                            2005***       2005**
                                                                            THROUGH       THROUGH
                                      YEAR ENDED OCTOBER 31,              OCTOBER 31,    JUNE 30,

                            ---------------------------------------------------------------------
                              2009       2008       2007        2006          2005         2005
Net asset value at
beginning of period         $  4.57    $  7.24    $   5.77    $   5.29      $   5.06     $   4.83
                            -------    -------    --------    --------      --------     --------
Net investment loss (a)       (0.06)     (0.09)      (0.08)      (0.07)        (0.03)       (0.00)++
Net realized and
  unrealized gain (loss)
  on investments               0.83      (2.58)       1.55        0.55          0.26         0.23
                            -------    -------    --------    --------      --------     --------
Total from investment
  operations                   0.77      (2.67)       1.47        0.48          0.23         0.23
                            -------    -------    --------    --------      --------     --------
Less distributions:
  From net realized gain
     on investments              --         --          --       (0.00)++         --           --
                            -------    -------    --------    --------      --------     --------
Net asset value at end of
  period                    $  5.34    $  4.57    $   7.24    $   5.77      $   5.29     $   5.06
                            =======    =======    ========    ========      ========     ========
Total investment return
  (b)                         16.85%    (36.88%)     25.48%       9.13%         4.55% (c)    4.76% (c)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment loss         (1.35%)    (1.34%)     (1.34%)     (1.29%)       (1.52%)++    (1.41%)++
  Net expenses                 2.20%      2.10%       2.11%       2.15%         2.15% ++     2.15% ++
  Expenses (before
     waiver/reimbursement)     2.21%      2.12%       2.18%       2.38%         2.52% ++     4.24% ++
Portfolio turnover rate          62%       115%         74%         92%           29%          27%
Net assets at end of
  period (in 000's)         $63,327    $65,996    $132,402    $133,330      $169,703     $168,063



**   Commencement of operations.
***  The Fund changed its fiscal year end from June 30 to October 31.
++   Annualized.
++   Less than one cent per share.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I, Class R1, Class R2 and
     Class R3 shares are not subject to sales charges.
(c)  Total return is not annualized.
(d)  The investment returns may reflect adjustments to conform to generally accepted accounting principals.





18    MainStay Large Cap Growth Fund   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                     CLASS A
---------------------------------------------------------------------------------
                                                          JULY 1,
                                                          2005***
                                                          THROUGH      YEAR ENDED
                  YEAR ENDED OCTOBER 31,                OCTOBER 31,     JUNE 30,

---------------------------------------------------------------------------------
         2009         2008        2007        2006          2005          2005
      $     4.70    $   7.37    $   5.84    $   5.31      $  5.06        $  4.69
      ----------    --------    --------    --------      -------        -------
           (0.02)      (0.03)      (0.04)      (0.03)       (0.01)         (0.03)
            0.86       (2.64)       1.57        0.56         0.26           0.40
      ----------    --------    --------    --------      -------        -------
            0.84 (d)   (2.67)       1.53        0.53         0.25           0.37
      ----------    --------    --------    --------      -------        -------

              --          --          --          --        (0.00)++          --
      ----------    --------    --------    --------      -------        -------
      $     5.54    $   4.70    $   7.37    $   5.84      $  5.31        $  5.06
      ==========    ========    ========    ========      =======        =======
           17.87% (d) (36.36%)     26.20%      10.04%        4.94% (c)      7.89%

           (0.43%)     (0.52%)     (0.61%)     (0.53%)      (0.77%)++      (0.29%)
            1.21%       1.23%       1.36%       1.40%        1.40% ++       1.35%
            1.24%       1.26%       1.43%       1.63%        1.77% ++       3.01%
              62%        115%         74%         92%          29%            27%
      $1,662,622    $495,184    $374,978    $200,500      $71,859        $67,000




                                  CLASS C
--------------------------------------------------------------------------
                                                     JULY 1,      APRIL 1,
                                                     2005***       2005**
                                                     THROUGH       THROUGH
                YEAR ENDED OCTOBER 31,             OCTOBER 31,    JUNE 30,

--------------------------------------------------------------------------
        2009        2008       2007       2006         2005         2005
      $   4.57    $  7.23    $  5.77    $  5.29       $ 5.05       $ 4.83
      --------    -------    -------    -------       ------       ------
         (0.07)     (0.09)     (0.09)     (0.07)       (0.03)       (0.01)
          0.83      (2.57)      1.55       0.55         0.27         0.23
      --------    -------    -------    -------       ------       ------
          0.76      (2.66)      1.46       0.48         0.24         0.22
      --------    -------    -------    -------       ------       ------
            --         --         --      (0.00)++        --           --
      --------    -------    -------    -------       ------       ------
      $   5.33    $  4.57    $  7.23    $  5.77       $ 5.29       $ 5.05
      ========    =======    =======    =======       ======       ======
         16.63% (d)(36.79%)    25.30%      9.13%        4.75% (c)    4.55% (c)


         (1.38%)    (1.41%)    (1.37%)    (1.29%)      (1.52%)++    (1.41%)++
          2.19%      2.11%      2.11%      2.15%        2.15% ++     2.15% ++
          2.20%      2.12%      2.18%      2.38%        2.52% ++     4.24% ++
            62%       115%        74%        92%          29%          27%
      $174,955    $93,249    $58,119    $18,171       $8,024       $7,190




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              19

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                              Class I
                             -------------------------------------------------------------------------
                                                                                 July 1,      April 1,
                                                                                  2005**       2005**
                                                                                 through       through
                                         Year ended October 31,                October 31,    June 30,

                             -------------------------------------------------------------------------
                                2009         2008        2007        2006          2005         2005
Net asset value at
  beginning of period        $     4.79    $   7.49    $   5.89    $   5.33      $  5.07       $  4.83
                             ----------    --------    --------    --------      -------       -------
Net investment income
  (loss) (a)                       0.00++     (0.01)      (0.00)++     0.01         0.00++       (0.01)
Net realized and unrealized
  gain (loss) on
  investments                      0.88       (2.69)       1.60        0.55         0.26          0.25
                             ----------    --------    --------    --------      -------       -------
Total from investment
  operations                       0.88       (2.70)       1.60        0.56         0.26          0.24
                             ----------    --------    --------    --------      -------       -------
Less distributions:
  From net realized gain on
     investments                     --          --          --       (0.00)++        --            --
                             ----------    --------    --------    --------      -------       -------
Net asset value at end of
  period                     $     5.67    $   4.79    $   7.49    $   5.89      $  5.33       $  5.07
                             ==========    ========    ========    ========      =======       =======
Total investment return (b)       18.37%     (36.05%)     27.16%      10.56%        5.13%(c)      4.97% (c)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income
     (loss)                        0.00%(e)   (0.08%)     (0.01%)      0.11%        0.06%++      (0.28%)++
  Net expenses                     0.82%       0.79%       0.76%       0.75%        0.60%++       1.02% ++
  Expenses (before
     waiver/reimbursement)         0.99%       0.94%       0.91%       0.98%        0.97%++       3.11% ++
Portfolio turnover rate              62%        115%         74%         92%          29%           27%
Net assets at end of period
(in 000's)                   $1,341,715    $761,458    $524,485    $259,588      $93,694       $14,349




                                                          Class R2
                             ------------------------------------------------------------------
                                                                          July 1,      April 1,
                                                                          2005***       2005**
                                                                          through       through
                                      Year ended October 31,            October 31,    June 30,

                             ------------------------------------------------------------------
                               2009        2008      2007      2006         2005         2005
Net asset value at
  beginning of period        $   4.72    $  7.40    $ 5.84    $ 5.30       $ 5.05       $ 4.83
                             --------    -------    ------    ------       ------       ------
Net investment loss (a)         (0.02)     (0.03)    (0.02)    (0.01)       (0.01)       (0.03)
Net realized and unrealized
  gain (loss) on
  investments                    0.87      (2.65)     1.58      0.55         0.26         0.25
                             --------    -------    ------    ------       ------       ------
Total from investment
  operations                     0.85      (2.68)     1.56      0.54         0.25         0.22
                             --------    -------    ------    ------       ------       ------
Less distributions:
  From net realized gain on
     investments                   --         --        --     (0.00)++        --           --
                             --------    -------    ------    ------       ------       ------
Net asset value at end of
  period                     $   5.57    $  4.72    $ 7.40    $ 5.84       $ 5.30       $ 5.05
                             ========    =======    ======    ======       ======       ======
Total investment return (b)     18.01%    (36.22%)   26.71%    10.25%        4.95% (c)    4.55% (c)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment loss           (0.45%)    (0.46%)   (0.37%)   (0.24%)      (0.51%)++    (0.63%)++
  Net expenses                   1.24%      1.14%     1.11%     1.10%        0.95% ++     1.37% ++
  Expenses (before
     waiver/reimbursement)       1.35%      1.29%     1.27%     1.33%        1.32% ++     3.46% ++
Portfolio turnover rate            62%       115%       74%       92%          29%          27%
Net assets at end of period
(in 000's)                   $113,942    $35,410    $4,154    $    9       $    2       $    2



*    Commencement of operations.
***  The Fund changed its fiscal year end from June 30 to October 31.
++   Annualized.
++   Less than one cent per share.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I, Class R1, Class R2 and
     Class R3 shares are not subject to sales charges.
(c)  Total return is not annualized.
(e)  Less than one-hundredth of a percent.





20    MainStay Large Cap Growth Fund   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                               CLASS R1
      ------------------------------------------------------------------------------------------
                                                                       JULY 1,          APRIL 1,
                                                                       2005***           2005**
                                                                       THROUGH           THROUGH
                       YEAR ENDED OCTOBER 31,                        OCTOBER 31,        JUNE 30,

      ------------------------------------------------------------------------------------------
        2009           2008             2007            2006             2005             2005
      $   4.76       $  7.45          $  5.87          $ 5.31           $5.06            $ 4.83
      --------       -------          -------          ------           -----            ------
         (0.01)        (0.01)           (0.01)           0.00 ++         0.00 ++          (0.03)
          0.88         (2.68)            1.59            0.56            0.25              0.26
      --------       -------          -------          ------           -----            ------
          0.87         (2.69)            1.58            0.56            0.25              0.23
      --------       -------          -------          ------           -----            ------

            --            --               --           (0.00)++           --                --
      --------       -------          -------          ------           -----            ------
      $   5.63       $  4.76          $  7.45          $ 5.87           $5.31            $ 5.06
      ========       =======          =======          ======           =====            ======
         18.28%       (36.11%)          26.92%          10.60%           4.94%(c)          4.76% (c)

         (0.19%)       (0.16%)          (0.19%)          0.03%           0.10%++          (0.38%)++
          0.98%         0.88%            0.85%           0.85%           0.70%++           1.12% ++
          1.09%         1.03%            1.01%           1.08%           1.07%++           3.21% ++
            62%          115%              74%             92%             29%               27%
      $161,642       $62,344          $57,460          $3,163           $   2            $    2




                                Class R3
      -----------------------------------------------------------
                                                       April 28,
                                                         2006**
                                                        through
               Year ended October 31,                 October 31,

      -----------------------------------------------------------
        2009             2008            2007             2006
      $  4.69          $  7.37          $ 5.83           $ 5.74
      -------          -------          ------           ------
        (0.03)           (0.05)          (0.04)           (0.01)
         0.86            (2.63)           1.58             0.10
      -------          -------          ------           ------
         0.83            (2.68)           1.54             0.09
      -------          -------          ------           ------

           --               --              --               --
      -------          -------          ------           ------
      $  5.52          $  4.69          $ 7.37           $ 5.83
      =======          =======          ======           ======
        17.70%          (36.36%)         26.42%            1.57% (c)

        (0.70%)          (0.77%)         (0.66%)          (0.47%)++
         1.49%            1.40%           1.35%            1.37% ++
         1.59%            1.56%           1.51%            1.63% ++
           62%             115%             74%              92%
      $13,436          $ 4,689          $  117           $   10




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              21

NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of fourteen funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay Large Cap Growth Fund (the "Fund"), a diversified fund.

The Fund currently offers eight classes of shares. Class A shares, Class B shares, Class C shares, Class I shares, Class R1 shares and Class R2 shares commenced operations on March 31, 2005. Class R3 shares commenced operations on April 28, 2006. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value ("NAV") per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered at NAV without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and a 1.00% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I, Class R1, Class R2 and Class R3 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The eight classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and bear the same conditions except that Class B and Class C shares are subject to higher distribution fee rates than Investor Class, Class A, Class R2 and Class R3 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R1 shares are not subject to a distribution or service fee. Class R1, Class R2 and Class R3 shares are authorized to pay a shareholder service fee to the Manager, as defined in Note 3(A), its affiliates, or third-party service providers, as compensation for services rendered to shareholders of Class R1, Class R2 or Class R3 shares.

The Fund's investment objective is to seek long-term growth of capital.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date"). Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Investments in other mutual funds are valued at their NAVs as of the close of the New York Stock Exchange on the valuation date.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less ("short-term investments") are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board of Trustees to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's Manager or Subadvisor, as defined in Note 3(A), reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At October 31, 2009, the Fund did not hold securities that were valued in such a manner.

"Fair Value" is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the


22    MainStay Large Cap Growth Fund
risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

- Level 1--quoted prices in active markets for identical investments

- Level 2--other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

- Level 3--significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of October 31, 2009, for the Fund's investments is included at the end of the Fund's Portfolio of Investments.

The valuation techniques that may have been used by the Fund to measure fair value during the year ended October 31, 2009, maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund may have utilized some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets. For the year ended October 31, 2009, there have been no changes to the fair value methodologies.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code") applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is "more likely than not" to be sustained assuming examination by taxing authorities. Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Fund's financial statements. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at NAV, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on short-term investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative NAV on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally

                                                   mainstayinvestments.com    23
accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor, if any, to be creditworthy, pursuant to guidelines established by the Fund's Board of Trustees. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H) SECURITIES LENDING. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company ("State Street"). State Street will manage the Fund's cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund's portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to borrower's inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or retain a portion of interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund had no portfolio securities on loan as of October 31, 2000.

(I) INDEMNIFICATIONS. Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("New York Life Investments" or "Manager"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. Winslow Capital Management, Inc. (the "Subadvisor"), a registered investment adviser, is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and the Subadvisor, New York Life Investments pays for the services of the Subadvisor. Effective on or about December 26, 2008, Nuveen Investments, Inc. acquired the Subadvisor. This resulted in a change of control of the Subadvisor and an automatic termination of the previous subadvisory agreement with Winslow under the Investment Company Act of 1940, as amended. At a meeting held on December 11-12, 2008, the Fund's Board of Trustees approved the continued retention of the Subadvisor as the Fund's subadvisor and approved a new subadvisory agreement. The Fund has obtained an exemptive order from the Securities and Exchange Commission allowing New York Life Investments to retain unaffiliated subadvisors, such as the Subadvisor, for the Fund without shareholder approval.



24    MainStay Large Cap Growth Fund

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows:
0.80% on assets up to $250 million, 0.75% on assets from $250 million up to $500 million, 0.725% on assets from $500 million up to $750 million, 0.70% on assets from $750 million up to $2 billion, 0.65% on assets from $2 billion up to $3 billion and 0.60% on assets in excess of $3 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement.

Effective August 1, 2008, the Manager has also contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.75% to $500 million, 0.725% on assets from $500 million up to $750 million, 0.70% on assets from $750 million up to $2 billion, 0.65% on assets from $2 billion up to $3 billion and 0.60% on assets in excess of $3 billion.

Effective November 13, 2009, New York Life Investments agreed to voluntarily waive or reimburse the expenses of the appropriate class of the MainStay Large Cap Growth Fund so that the total ordinary operating expenses of a class (total ordinary operating expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage, other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests) does not exceed the following percentages of average net assets: Investor Class, 1.47%; Class A, 1.24%; Class B, 2.22%; Class C 2.22%; Class R1, 1.09%; Class R2, 1.34%; Class R3, 1.59%. This voluntary waiver or reimbursement will be in effect until November 12, 2010 unless extended by New York Life Investments and approved by the Fund's Board of Directors.

Effective August 1, 2009, New York Life Investments agreed to voluntarily waive or reimburse the expenses of the Class I shares of the Fund so that the total ordinary operating expenses of Class I shares (total ordinary operating expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage, other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests) does not exceed 0.85%. This voluntary waiver or reimbursement may be discontinued at any time without notice.

Prior to August 1, 2009, New York Life Investments had a written expense limitation agreement under which it agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class did not exceed the following percentages of average daily net assets: Investor Class, 1.50%; Class A, 1.18%; Class B, 2.25%; Class C, 2.25%; Class I, 0.80%; Class R1, 0.90%; Class
R2, 1.15% and Class R3, 1.40%.

For the year ended October 31, 2009, New York Life Investments earned fees from the Fund in the amount of $16,658,076 and waived its fees in the amount of $2,109,637.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) DISTRIBUTION, SERVICE AND SHAREHOLDER SERVICE FEES. The Trust, on behalf of the Fund, has entered into a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans, (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class, Class A and Class R2 Plans, the Distributor receives a monthly distribution fee from the Investor Class, Class A and Class R2 shares, at an annual rate of 0.25% of the average daily net assets of the Investor Class, Class A and Class R2 shares for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares of the Fund pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at an annual rate of 0.25% of the average daily NAV of the Class B and Class C shares of the Fund. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and shareholder service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares, which is an expense of the Class R3 shares for distribution and service activities as designated by the Distributor. Class I and Class R1 shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager is entitled to a Shareholder Service Fee accrued daily and paid monthly at

                                                   mainstayinvestments.com    25
an annual rate of 0.10% of the average daily net assets attributable to the Class R1, Class R2 and Class R3 shares.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $22,178 and $108,111, respectively, for the year ended October 31, 2009. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Investor Class, Class A, Class B and Class C shares of $39, $654, $95,206 and $60,945, respectively, for the year ended October 31, 2009.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("MainStay Investments"), an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MainStay Investments has entered into an agreement with Boston Financial Data Services, Inc. pursuant to which it performs certain services for which MainStay Investments is responsible. Transfer agent expenses incurred by the Fund for the year ended October 31, 2009, amounted to $5,149,036.

(E) MINIMUM BALANCE FEE. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a minimum balance fee on certain types of accounts. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20. These fees are included in transfer agent fees shown on the Statement of Operations.

(F) CAPITAL. At October 31, 2009, New York Life and its affiliates held beneficially shares of the Fund with the following values and percentages of net assets as follows:

Class A                            $  211    0.0%++
------------------------------------------------
Class B                             2,212    0.0 ++
------------------------------------------------
Class C                             2,323    0.0 ++
------------------------------------------------
Class I                             2,349    0.0 ++
------------------------------------------------
Class R1                            2,332    0.0 ++
------------------------------------------------
Class R2                            2,308    0.0 ++
------------------------------------------------
Class R3                            9,617    0.1
------------------------------------------------



++ Less than one-tenth of a percent.

(G) OTHER. Pursuant to the Management Agreement, a portion of the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments is payable directly by the Fund. For the year ended October 31, 2009, these fees, which are included in professional fees shown on the Statement of Operations, were $107,153.

NOTE 4--FEDERAL INCOME TAX:

As of October 31, 2009, the components of accumulated gain (loss) on a tax basis were as follows:

                ACCUMULATED          OTHER         UNREALIZED         TOTAL
 ORDINARY    CAPITAL AND OTHER     TEMPORARY      APPRECIATION     ACCUMULATED
  INCOME        GAIN (LOSS)       DIFFERENCES    (DEPRECIATION)    GAIN (LOSS)
   $--         $(330,268,619)         $--         $345,125,753     $14,857,134
------------------------------------------------------------------------------



The difference between book-basis and tax basis unrealized depreciation is primarily due to wash sale deferrals.

The following table discloses the current year reclassifications between accumulated undistributed net investment loss, accumulated net realized loss on investments and additional paid-in capital arising from permanent differences; net assets at October 31, 2009 are not affected.

  ACCUMULATED        ACCUMULATED
  UNDISTRIBUTED     NET REALIZED       ADDITIONAL
 NET INVESTMENT    GAIN (LOSS) ON       PAID-IN
  INCOME (LOSS)      INVESTMENTS        CAPITAL
   $7,329,702       $125,404,133     $(132,733,835)
--------------------------------------------------




The reclassifications for the Fund are primarily due to foreign currency gains and losses, capital loss carryforwards expiring and prior year adjustments.

At October 31, 2009, for federal income tax purposes, capital loss carryforwards of $330,268,619 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

  CAPITAL LOSS         CAPITAL LOSS
AVAILABLE THROUGH    AMOUNTS (000'S)
       2010              $  5,418
       2013                 1,157
       2016               126,102
       2017               197,592
------------------------------------

      Total              $330,269
------------------------------------



NOTE 5--CUSTODIAN:

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.



26    MainStay Large Cap Growth Fund

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests.

Effective September 2, 2009, the line of credit was reduced from $160,000,000 to $125,000,000 and the commitment fee rate was increased from an annual rate of 0.08% to an annual rate of 0.10% of the average commitment amount, plus a 0.04% up-front payment payable, regardless of usage, to The Bank of New York Mellon, which serves as agent to the syndicate. The commitment fee and upfront payment are allocated among the Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month LIBOR rate, whichever is higher. There were no borrowings made or outstanding with respect to the Fund on the line of credit during the year ended October 31, 2009.

NOTE 7--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended October 31, 2009, purchases and sales of securities, other than short-term securities, were $2,829,190 and $1,399,246, respectively.

NOTE 8--CAPITAL SHARE TRANSACTIONS:


 INVESTOR CLASS                  SHARES           AMOUNT
Year ended October 31,
  2009:
Shares sold                   1,185,220   $    5,644,897
Shares redeemed              (1,705,493)      (7,937,171)
                            ----------------------------
Net decrease in shares
  outstanding before
  conversion                   (520,273)      (2,292,274)
Shares converted into
  Investor Class (See Note
  1)                          1,857,003        8,371,723
Shares converted from
  Investor Class (See Note
  1)                           (527,203)      (2,871,796)
                            ----------------------------
Net increase                    809,527   $    3,207,653
                            ============================
Period ended October 31,
  2008 (a):
Shares sold                   3,002,468   $   20,261,840
Shares redeemed              (1,348,994)      (8,401,600)
                            ----------------------------
Net increase in shares
  outstanding before
  conversion                  1,653,474       11,860,240
Shares converted into
  Investor Class (See Note
  1)                          8,967,275       57,338,024
Shares converted from
  Investor Class (See Note
  1)                           (662,474)      (4,077,142)
                            ----------------------------
Net increase                  9,958,275   $   65,121,122
                            ============================

(a) Investor Class shares were first offered on February
    28, 2008.


 CLASS A                         SHARES           AMOUNT
Year ended October 31,
  2009:
Shares sold                 275,635,598   $1,335,246,033
Shares redeemed             (81,829,122)    (394,226,769)
                            ----------------------------
Net increase in shares
  outstanding before
  conversion                193,806,476      941,019,264
Shares converted into
  Class A (See Note 1)        1,232,481        6,168,378
Shares converted from
  Class A (See Note 1)         (511,877)      (2,276,447)
                            ----------------------------
Net increase                194,527,080   $  944,911,195
                            ============================
Year ended October 31,
  2008:
Shares sold                  85,405,037   $  531,611,091
Shares redeemed             (25,924,299)    (155,561,459)
                            ----------------------------
Net increase in shares
  outstanding before
  conversion                 59,480,738      376,049,632
Shares converted into
  Class A (See Note 1)        2,654,030       17,614,744
Shares converted from
  Class A (See Note 1)       (7,543,627)     (47,971,883)
                            ----------------------------
Net increase                 54,591,141   $  345,692,493
                            ============================


 CLASS B                         SHARES           AMOUNT
Year ended October 31,
  2009:
Shares sold                   2,203,717   $   10,281,855
Shares redeemed              (2,666,211)     (11,904,756)
                            ----------------------------
Net decrease in shares
  outstanding before
  conversion                   (462,494)      (1,622,901)
Shares converted from
  Class B (See Note 1)       (2,114,416)      (9,391,858)
                            ----------------------------
Net decrease                 (2,576,910)  $  (11,014,759)
                            ============================
Year ended October 31,
  2008:
Shares sold                   3,326,519   $   21,444,506
Shares redeemed              (3,683,623)     (22,965,912)
                            ----------------------------
Net decrease in shares
  outstanding before
  conversion                   (357,104)      (1,521,406)
Shares converted from
  Class B (See Note 1)       (3,492,442)     (22,903,743)
                            ----------------------------
Net decrease                 (3,849,546)  $  (24,425,149)
                            ============================


 CLASS C                         SHARES           AMOUNT
Year ended October 31,
  2009:
Shares sold                  18,526,032   $   87,677,031
Shares redeemed              (6,146,430)     (27,887,032)
                            ----------------------------
Net increase                 12,379,602   $   59,789,999
                            ============================
Year ended October 31,
  2008:
Shares sold                  14,881,921   $   94,422,906
Shares redeemed              (2,498,353)     (14,634,277)
                            ----------------------------
Net increase                 12,383,568   $   79,788,629
                            ============================




                                                   mainstayinvestments.com    27

 CLASS I                         SHARES           AMOUNT
Year ended October 31,
  2009:
Shares sold                 139,522,030   $  689,831,159
Shares redeemed             (62,000,780)    (302,994,049)
                            ----------------------------
Net increase                 77,521,250   $  386,837,110
                            ============================
Year ended October 31,
  2008:
Shares sold                 126,761,613   $  835,684,808
Shares redeemed             (37,786,596)    (246,885,115)
                            ----------------------------
Net increase                 88,975,017   $  588,799,693
                            ============================


 CLASS R1                        SHARES           AMOUNT
Year ended October 31,
  2009:
Shares sold                  20,960,751   $  102,212,398
Shares redeemed              (5,343,626)     (25,555,494)
                            ----------------------------
Net increase                 15,617,125   $   76,656,904
                            ============================
Year ended October 31,
  2008:
Shares sold                   8,358,789   $   56,203,766
Shares redeemed              (2,977,005)     (19,379,358)
                            ----------------------------
Net increase                  5,381,784   $   36,824,408
                            ============================


 CLASS R2                        SHARES           AMOUNT
Year ended October 31,
  2009:
Shares sold                  16,720,843   $   86,609,987
Shares redeemed              (3,758,852)     (19,248,645)
                            ----------------------------
Net increase                 12,961,991   $   67,361,342
                            ============================
Year ended October 31,
  2008:
Shares sold                   8,173,216   $   55,268,071
Shares redeemed              (1,231,106)      (7,803,703)
                            ----------------------------
Net increase                  6,942,110   $   47,464,368
                            ============================


 CLASS R3                        SHARES           AMOUNT
Year ended October 31,
  2009:
Shares sold                   2,248,906   $   11,245,978
Shares redeemed                (814,674)      (4,111,520)
                            ----------------------------
Net increase                  1,434,232   $    7,134,458
                            ============================
Year ended October 31,
  2008:
Shares sold                   1,082,715   $    6,826,561
Shares redeemed                 (98,234)        (614,815)
                            ----------------------------
Net increase                    984,481   $    6,211,746
                            ============================




NOTE 9--OTHER MATTERS:

On May 27, 2009, New York Life Investments settled charges by the Securities and Exchange Commission ("SEC") relating to the MainStay Equity Index Fund (the "Equity Index Fund"), an S&P 500 index fund created in 1990 and sold through January 1, 2002, at which time it was closed to new investors and new investments. The Equity Index Fund is a series of the Trust and is managed by New York Life Investments. The settlement relates to the period from March 12, 2002 through June 30, 2004, during which time the SEC alleged that New York Life Investments failed to provide the Equity Index Fund's board with information necessary to evaluate the cost of a guarantee provided to shareholders of the Equity Index Fund, and that prospectus and other disclosures misrepresented that there was no charge to the Equity Index Fund or its shareholders for the guarantee. New York Life Investments, without admitting or denying the allegations, consented to the entry of an administrative cease and desist order finding violations of Sections 15(c) and 34(b) of the 1940 Act, Section 206(2) of the Investment Advisers Act of 1940, as amended, and requiring a civil penalty of $800,000, disgorgement of $3,950,075 (which represents a portion of its management fees relating to the Equity Index Fund for the relevant period) as well as interest of $1,350,709. These amounts, totaling approximately $6.101 million, are being distributed to shareholders who held shares of the Equity Index Fund between March 2002 and June 2004, without any material financial impact to New York Life Investments.

NOTE 10--SUBSEQUENT EVENTS:

In connection with the preparation of the financial statements of the Fund as of and for the fiscal year ended October 31, 2009 through December 23, 2009, the date the financial statements were issued, have been evaluated by the Fund's management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified, except for the following:

FUND ACQUISITION:

At a meeting held on June 23, 2009, the Board of Trustees approved a plan of reorganization where the Fund would acquire the assets, including the investments, and assume the identified liabilities of MainStay Mid Cap Growth Fund, a series of The MainStay Funds. Shareholders of the MainStay Mid Cap Growth Fund approved this reorganization on November 5, 2009, which was then completed on November 12, 2009. The aggregate net assets of the Fund immediately before the acquisition were $3,824,302,830 and the combined net assets after the acquisition were $3,984,094,585.



28    MainStay Large Cap Growth Fund

The acquisition was accomplished by a tax-free exchange of the following:

                                SHARES         VALUE
MainStay Mid Cap Growth Fund
-------------------------------------------------------
  Investor Class              2,057,499     $19,791,497
-------------------------------------------------------
  Class A                     4,876,777      47,121,371
-------------------------------------------------------
  Class B                     2,883,066      25,819,585
-------------------------------------------------------
  Class C                     2,037,533      18,242,438
-------------------------------------------------------
  Class I                     4,841,458      47,583,301
-------------------------------------------------------
  Class R2                        9,945          95,806
-------------------------------------------------------
  Class R3                      118,906       1,137,757
-------------------------------------------------------



In exchange for the MainStay Mid Cap Growth Fund shares and net assets, the Fund issued 3,386,751 Investor Class Shares; 8,038,446 Class A shares; 4,574,534 Class B shares; 3,234,360 Class C shares; 7,929,625 Class I shares; 16,271 Class R2 shares and 194,952 Class R3 shares.

MainStay Mid Cap Growth Fund's net assets at the acquisition date were as follows, which include the following amounts of capital stock, unrealized appreciation, and accumulated net realized loss and undistributed net investment loss:

                                                            ACCUMULATED   UNDISTRIBUTED
                    TOTAL NET       CAPITAL    UNREALIZED  NET REALIZED  NET INVESTMENT
                       ASSETS         STOCK  APPRECIATION          LOSS            LOSS
MainStay
  Mid Cap
  Growth Fund    $159,791,755  $184,410,583    $5,535,410  $(30,146,396)        $(7,842)
---------------------------------------------------------------------------------------



In December 2007, the Financial Accounting Standards Board issued Accounting Standards Codification (ASC) 805 (formerly FAS 141R Business Combinations), which requires the following disclosures by the acquirer, among other things, when a transaction or other event meets the definition of a business combination:

- The identification of the acquiree

- Recognizing and measuring identifiable assets acquired and liabilities assumed, at the acquisition date, generally at their fair values

- Disclosure, by the acquirer, of information that enables users of its financial statements to evaluate the nature and financial effect of a business combination that occurs during the current reporting period

ASC 805 requires prospective application to business combinations for which the acquisition date occurs in an annual reporting period beginning on or after December 15, 2008.

In accordance with ASC 805, for financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from MainStay Mid Cap Growth Fund was carried forward to align ongoing reporting of the Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

ASC 805 will require disclosure in the semi-annual report as of April 30, 2010, and in the annual report as of October 31, 2010, of the Fund's pro-forma results of operations, including net investment income, net gain (loss) on investments and net increase (decrease) in net assets resulting from operations, assuming the acquisition had been completed on November 1, 2009, the beginning of the annual reporting period of the Fund, through the end of the applicable reporting period.

ASC 805 also requires the Fund to report, if practicable, the amounts of revenue and earnings of the acquiree since the acquisition date included in the combined entity's income statement for the reporting period. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the MainStay Mid Cap Growth Fund that will be included in the Fund's Statement of Operations since November 12, 2009.


                                                   mainstayinvestments.com    29

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Large Cap Growth Fund (the "Fund"), one of the funds constituting The MainStay Funds, as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Large Cap Growth Fund of The MainStay Funds as of October 31, 2009, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods presented, in conformity with U.S. generally accepted accounting principles.

                                  /s/ KPMG LLP

Philadelphia, Pennsylvania
December 23, 2009



30    MainStay Large Cap Growth Fund

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENT (UNAUDITED)

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") requires that each mutual fund's board of trustees, including a majority of trustees who are not "interested persons" of the fund, as defined in the 1940 Act ("Independent Trustees"), annually review and approve the fund's investment advisory agreements. At its June 17-18, 2009 meeting, the Board of Directors/Trustees of the MainStay Group of Funds ("Board") unanimously approved the Management Agreement between the MainStay Large Cap Growth Fund ("Fund") and New York Life Investment Management LLC ("New York Life Investments"), and the Subadvisory Agreement between New York Life Investments and Winslow Capital Management Inc. ("Winslow") on behalf of the Fund.

In addition, on June 23, 2009, the Board approved New York Life Investments' proposal to reorganize the MainStay Mid Cap Growth Fund with and into the Fund. In determining to approve this reorganization, the Board took several factors into account, including the fact that the reorganization would be part of a larger initiative of New York Life Investments designed to reposition, rationalize and streamline the MainStay Group of Funds to reduce duplication among funds, strengthen the fund lineup overall, and offer funds with asset levels to potentially benefit shareholders with economies of scale.

In reaching its decisions to approve the Agreements set forth above (the "Agreements"), the Board considered information prepared specifically in connection with the contract review process that took place at various meetings between December 2008 and June 2009, as well as information furnished to it throughout the year at regular and special Board meetings. Information requested by and provided to the Board specifically in connection with the contract review process included, among other things, reports on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting LLC ("Strategic Insight"), an independent third-party service provider engaged by the Board to report objectively on the Fund's investment performance, management and subadvisory fees and ordinary operating expenses. The Board also requested and received information on the profitability of the Fund to New York Life Investments and its affiliates and Winslow as subadviser to the Fund, and responses to several comprehensive lists of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board. Information provided to the Board at its meetings throughout the year included, among other things, detailed investment analytics reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received throughout the year, among other things, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In determining to approve the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services to be provided to the Fund by New York Life Investments and Winslow;
(ii) the investment performance of the Fund, New York Life Investments and Winslow; (iii) the costs of the services to be provided, and profits to be realized, by New York Life Investments and its affiliates and by Winslow as subadviser to the Fund, from their relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund's management and subadvisory fee levels and overall total ordinary operating expenses, particularly as compared to similar funds and portfolios.

While individual members of the Board may have weighed certain factors differently, the Board's decisions to approve the Agreements were based on a comprehensive consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review processes. The Board's conclusions with respect to the Agreements also were based, in part, on the Board's consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, and that the Fund's shareholders, having had the opportunity to consider alternative investment products and services, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board's decisions to approve the Agreements is provided below.

NATURE, EXTENT AND QUALITY OF SERVICES TO BE PROVIDED BY NEW YORK LIFE INVESTMENTS AND WINSLOW

In considering the approval of the Agreements, the Board examined the nature, extent and quality of the services that New York Life Investments proposed to provide to the Fund. The Board evaluated New York Life Investments' experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing affiliated and non-affiliated subadvisers. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund, as well as New York

                                                   mainstayinvestments.com    31

Life Investments' reputation and financial condition. The Board considered New York Life Investments' performance in fulfilling its responsibilities for overseeing the Fund's legal and compliance environment, for overseeing Winslow's compliance with the Fund's policies and investment objectives, and for implementing Board directives as they relate to the Fund. In addition, the Board noted that New York Life Investments also is responsible for paying all of the salaries and expenses for the Fund's officers. The Board also considered the benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund's prospectus.

As part of its considerations, the Board acknowledged New York Life Investments' recent settlement with the Securities and Exchange Commission ("SEC") concerning matters relating to the MainStay Equity Index Fund, including materials provided to the Board of Trustees of The MainStay Funds in 2002-2004 in connection with the annual review of that fund's management fee. The Board noted that, since this matter was first brought to the Board's attention in 2003, New York Life Investments had taken a number of steps to enhance the quality and completeness of information provided to the Board in connection with the Board's consideration of the MainStay Group of Funds' investment advisory contracts. The Board believes that New York Life Investments has taken appropriate actions in response to this matter.

The Board also examined the nature, extent and quality of the services that Winslow proposed to provide to the Fund. The Board evaluated Winslow's experience in serving as subadviser to the Fund and managing other portfolios. It examined Winslow's track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Winslow, and Winslow's overall legal and compliance environment. The Board also reviewed Winslow's willingness to invest in personnel designed to benefit the Fund. In this regard, the Board considered the experience of the Fund's portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund likely would continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments' and Winslow's experience, personnel, operations and resources.

INVESTMENT PERFORMANCE

In evaluating the Fund's investment performance, the Board considered investment performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board particularly considered the detailed investment analytics reports provided by New York Life Investments' Investment Consulting Group on the Fund throughout the year. These reports, which were prepared by New York Life Investments in consultation with the Board, include, among other things, information on the Fund's gross and net returns, the Fund's investment performance relative to relevant investment categories and Fund benchmarks, the Fund's risk-adjusted investment performance, and the Fund's investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to similar mutual funds managed by other investment advisers.

In considering the Fund's investment performance, the Board gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund's investment performance, as well as discussions between the Fund's portfolio managers and the Board that occurred at meetings from time to time throughout the year and in previous years. The Board also considered any specific actions that New York Life Investments had taken, or had agreed with the Board to take, to enhance Fund investment performance, and the results of those actions. In considering the Fund's investment performance, the Board focused principally on the Fund's long-term performance track record.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund's investment performance over time has been satisfactory. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Annual Report and in the Fund's prospectus.

COSTS OF THE SERVICES PROVIDED, AND PROFITS TO BE REALIZED, BY NEW YORK LIFE INVESTMENTS AND WINSLOW

The Board considered the costs of the services provided by New York Life Investments and Winslow under the Agreements, and the profits expected to be realized by New York Life Investments, its affiliates and Winslow due to their relationships with the Fund.

In evaluating the costs and profits of New York Life Investments and its affiliates and Winslow due to their relationships with the Fund, the Board considered, among other things, each party's investments in personnel, systems, equipment and other resources necessary to manage the Fund, and the fact that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and Winslow must be in a position to pay and retain


32    MainStay Large Cap Growth Fund
experienced professional personnel to provide services to the Fund, and that New York Life Investments' ability to maintain a strong financial position is important in order for New York Life Investments to continue to provide high-quality ongoing services to the Fund. The Board noted, for example, increased costs borne by New York Life Investments and its affiliates due to new and ongoing regulatory and compliance requirements. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

The Board also reviewed information from New York Life Investments, its affiliates and Winslow regarding their estimated profitability due to their overall relationships with the Fund. For New York Life Investments, the Board considered information illustrating the revenues and expenses allocated to the Fund. With respect to Winslow, the Board considered representations from Winslow and New York Life Investments that the subadvisory fee paid by New York Life Investments to Winslow was the result of arm's-length negotiations. Because Winslow is not affiliated with New York Life Investments, and Winslow's fees are paid directly by New York Life Investments, the Board focused primarily on the profitability of the relationship among New York Life Investments, its affiliates and the Fund.

The Board noted the difficulty in obtaining reliable comparative data about mutual fund managers' profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager's organization, the types of funds it manages, and the manager's capital structure and costs of capital. While recognizing the difficulty in evaluating a manager's profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board with respect to the Fund was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board recognized, for example, the benefits to Winslow from legally permitted "soft-dollar" arrangements by which brokers provide research and other services to Winslow in exchange for commissions paid by the Fund with respect to trades on the Fund's portfolio securities. With respect to Winslow, the Board requested and received information from Winslow and New York Life Investments concerning other business relationships between Winslow and its affiliates, on the one hand, and New York Life Investments and its affiliates, on the other. The Board requested and received assurances that these other business relationships did not impact New York Life Investments' recommendation for Winslow to serve as subadviser.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments' affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund's transfer agent and distributor. The information provided to the Board indicated that the profitability to New York Life Investments and its affiliates arising directly from these other arrangements was not excessive. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the annual contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments' relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that the profits to be realized by New York Life Investments and its affiliates and Winslow due to their relationships with the Fund are fair and reasonable. With respect to Winslow, the Board concluded that any profits realized by Winslow due to its relationship with the Fund are the result of arm's-length negotiations between New York Life Investments and Winslow, and are based on subadvisory fees paid to Winslow by New York Life Investments, not the Fund.

EXTENT TO WHICH ECONOMIES OF SCALE MAY BE REALIZED AS THE FUND GROWS

The Board also considered whether the Fund's expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from New York Life Investments and Strategic Insight showing how the Fund's management fee hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. The Board noted the extent to which the Fund benefits from breakpoints, expense waivers or reimbursements. While recognizing that any precise determination of future economies of scale is necessarily subjective, the Board considered the extent to which New York Life Investments and Winslow may realize a larger profit margin as the Fund's assets grow over time.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund's expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund's expense structure as the Fund grows over time.


                                                   mainstayinvestments.com    33

MANAGEMENT AND SUBADVISORY FEES AND TOTAL ORDINARY OPERATING EXPENSES

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund's expected total ordinary operating expenses of the Fund. The Board primarily considered the reasonableness of the overall management fees paid by the Fund to New York Life Investments, since the fees to be paid to Winslow are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund's fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. The Board noted the impact of the recent economic crisis on the MainStay Group of Funds and, consistent with statements from SEC staff members and with published advice from Strategic Insight, the Board reviewed supplemental peer data that reflected more recent peer groupings based on relatively smaller asset sizes. In addition, the Board considered information provided by New York Life Investments and Winslow on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account explanations from New York Life Investments and Winslow about the different scope of services provided to retail mutual funds as compared with other investment advisory clients.

The Board noted that, outside of the Fund's management fee and the fees charged under a share class's Rule 12b-1 and/or shareholder services plans, a share class's most significant "other expenses" are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a "per-account" fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund's average net assets. The Board took into account information from New York Life Investments showing that the Fund's transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company ("NSC"), the Fund's transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board particularly considered representations from New York Life Investments that the MainStay Group of Funds' transfer agent fee structure is designed to allow NSC to provide transfer agent services to the Funds essentially "at cost," and that NSC historically has realized only very modest profitability from providing transfer agent services to the Funds.

The Board observed that, because the Fund's transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class's expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board noted that transfer agent fees are a significant portion of total expenses of many funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tends to be greater than for other open-end retail funds because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board noted the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company ("New York Life") policyholders, who often maintain smaller account balances than other fund investors. The Board discussed measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) closing small accounts with balances below $500;
(iv) since 2007, charging an annual $20.00 small account fee on accounts with balances below $1,000; (v) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts; and (vi) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors.

The Board noted that, while New York Life Investments believes these efforts have mitigated the impact that small accounts have had on share class expenses, the recent economic crisis and resulting declines in assets under management had further exacerbated the impact that small accounts have on the expense ratios of certain share classes. This, in turn, had led to a significant increase in the amount of share class expenses that New York Life Investments subsidized under historical contractual expense limitation arrangements. New York Life Investments advised the Board that the amount of subsidization of the MainStay Group of Funds' expenses under these expense limitation arrangements was unsustainable. New York Life Investments accordingly asked the Board to eliminate the expense limitation arrangements on the Fund's share classes. In reviewing New York Life Investments' proposal, the Board noted that, if the Board were to approve the proposal, the effect would mean New York Life Investments would continue to subsidize the MainStay Group of Funds' expenses at approximately the same level (in real dollars) as under the historical contractual expense limitation arrangements prior to the recent economic crisis. The Board further considered the reasonableness of the Fund's expenses as compared to peer funds under the proposal.

After considering all of the factors outlined above--including the reasonableness of the Fund's management fee, share class structure and transfer agent fee schedule--the Board accepted New York Life Investments' proposal to eliminate the expense limitations on the Fund's share


34    MainStay Large Cap Growth Fund
classes. The Board acknowledged that New York Life Investments may determine voluntarily to waive expenses of Fund share classes without the right to recoup such expenses.

Based on these considerations, the Board concluded that the Fund's management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board's overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

CONCLUSION

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.


                                                   mainstayinvestments.com    35

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; or
(ii) on the SEC's website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782);
(ii) by visiting the Fund's website at mainstayinvestments.com; or (iii) on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).





36    MainStay Large Cap Growth Fund

BOARD MEMBERS AND OFFICERS (UNAUDITED)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, Eclipse Funds, Eclipse Funds Inc., ICAP Funds, Inc. MainStay Funds Trust, and MainStay VP Series Fund, Inc.) (collectively, the "Fund Complex"), the Manager and when applicable, the Subadvisor(s). Each Board member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation upon reaching age 72. A Board Member reaching the age of 72 may continue for additional one-year periods with the approval of the Board's Nominating and Governance Committee.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782).

                                                                                  NUMBER OF
                 TERM OF OFFICE,                                                  FUNDS IN FUND   OTHER
                 POSITION(S) HELD                                                 COMPLEX         DIRECTORSHIPS
NAME AND         WITH THE FUND COMPLEX AND        PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER
 ---------------------------------------------------------------------------------------------------------------------------
INTERESTED BOARD MEMBER*

JOHN Y. KIM      Indefinite;                      Member of the Board of                65        None
9/24/60          ECLIPSE TRUST: Trustee since     Managers, President and Chief
                 2008 (2 funds);                  Executive Officer (since 2008)
                 ECLIPSE FUNDS INC.: Director     of New York Life Investment
                 since 2008 (21 funds);           Management LLC and New York
                 ICAP FUNDS, INC.: Director       Life Investment Management
                 since 2008 (4 funds);            Holdings LLC; Member of the
                 MAINSTAY TRUST: Trustee since    Board of Managers, MacKay
                 2008 (14 funds);                 Shields LLC (since 2008);
                 MAINSTAY FUNDS TRUST: Trustee    Chairman of the Board,
                 since April 2009 (4 funds);      Institutional Capital LLC,
                 and                              Madison Capital LLC, McMorgan
                 MAINSTAY VP SERIES FUND, INC.:   & Company LLC, Chairman and
                                                  Chief Executive Officer,
                 Director since 2008 (20          NYLIFE Distributors LLC and
                 portfolios).                     Chairman of the Board of
                                                  Managers, NYLCAP Manager, LLC
                                                  (since 2008); President,
                                                  Prudential Retirement, a
                                                  business unit of Prudential
                                                  Financial, Inc. (2002 to 2007)
----------------------------------------------------------------------------------------------------------------------------




   * This Board Member is considered to be an "interested person" of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company. New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled "Principal Occupation(s) During the Past Five Years."


                                                   mainstayinvestments.com    37

                                                                                  NUMBER OF
                 TERM OF OFFICE,                                                  FUNDS IN FUND   OTHER
                 POSITION(S) HELD                                                 COMPLEX         DIRECTORSHIPS
NAME AND         WITH THE FUND COMPLEX AND        PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER
 ---------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED BOARD MEMBERS

SUSAN B. KERLEY  Indefinite;                      President, Strategic                  65        Trustee, Legg Mason
8/12/51          ECLIPSE TRUST: Chairman since    Management Advisors LLC (since                  Partners Funds, Inc.,
                 2005, and Trustee since 2000     1990)                                           since 1991 (59 portfolios)
                 (2 funds);
                 ECLIPSE FUNDS INC.: Chairman
                 since 2005 and Director since
                 1990 (21 funds);
                 ICAP FUNDS, INC.:  Chairman
                 and Director since 2006 (4
                 funds);
                 MAINSTAY TRUST: Chairman and
                 Board Member since 2007;
                 MAINSTAY FUNDS TRUST: Chairman
                 and Trustee since April 2009
                 (4 funds); and
                 MAINSTAY VP SERIES FUND, INC.:
                 Chairman and Director since
                 2007 (20 portfolios).
----------------------------------------------------------------------------------------------------------------------------
ALAN R. LATSHAW  Indefinite;                      Retired; Partner, Ernst &             65        Trustee, State Farm
3/27/51          ECLIPSE TRUST: Trustee and       Young LLP (2002 to 2003);                       Associates Funds Trusts
                 Audit Committee Financial        Partner, Arthur Andersen LLP                    since 2005 (4 portfolios);
                 Expert since 2007 (2 funds);     (1989 to 2002); Consultant to                   Trustee, State Farm Mutual
                 ECLIPSE FUNDS INC.: Director     the MainStay Funds Audit and                    Fund Trust since 2005 (15
                 and Audit Committee Financial    Compliance Committee (2004 to                   portfolios); Trustee,
                 Expert since 2007 (21 funds);    2006)                                           State Farm Variable
                 ICAP FUNDS, INC.:  Director                                                      Product Trust since 2005
                 and Audit Committee Financial                                                    (9 portfolios)
                 Expert since 2007 (4 funds);
                 MAINSTAY TRUST: Trustee and
                 Audit Committee Financial
                 Expert since 2006 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 and Audit Committee Financial
                 Expert since April 2009 (4
                 funds); and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director and Audit Committee
                 Financial Expert since 2007
                 (20 portfolios).
----------------------------------------------------------------------------------------------------------------------------






38    MainStay Large Cap Growth Fund

                                                                                  NUMBER OF
                 TERM OF OFFICE,                                                  FUNDS IN FUND   OTHER
                 POSITION(S) HELD                                                 COMPLEX         DIRECTORSHIPS
NAME AND         WITH THE FUND COMPLEX AND        PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER
 ---------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED BOARD MEMBERS

PETER MEENAN     Indefinite;                      Independent Consultant;               65        None
12/5/41          ECLIPSE TRUST: Trustee since     President and Chief Executive
                 2002 (2 funds);                  Officer, Babson--United, Inc.
                 ECLIPSE FUNDS INC.: Director     (financial services firm)
                 since 2002 (21 funds);           (2000 to 2004); Independent
                 ICAP FUNDS, INC.:  Director      Consultant (1999 to 2000);
                 since 2006 (4 funds);            Head of Global Funds, Citicorp
                 MAINSTAY TRUST: Trustee since    (1995 to 1999)
                 2007 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since April 2009 (4 funds);
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 2007 (20
                 portfolios).
----------------------------------------------------------------------------------------------------------------------------
RICHARD H.       Indefinite;                      Managing Director, ICC Capital        65        None
NOLAN, JR.       ECLIPSE TRUST: Trustee since     Management;
11/16/46         2007 (2 funds);                  President--Shields/Alliance,
                 ECLIPSE FUNDS INC.: Director     Alliance Capital Management
                 since 2007 (21 funds);           (1994 to 2004)
                 ICAP FUNDS, INC.:  Director
                 since 2007 (4 funds);
                 MAINSTAY TRUST: Trustee since
                 2007 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since April 2009 (4 funds);
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 2006 (20
                 portfolios).
----------------------------------------------------------------------------------------------------------------------------
RICHARD S.       Indefinite;                      Chairman  and Chief Executive         65        None
TRUTANIC         ECLIPSE TRUST: Trustee since     Officer Somerset & Company
2/13/52          2007 (2 funds);                  (financial advisory firm)
                 ECLIPSE FUNDS INC.: Director     (since 2004); Managing
                 since 2007 (21 funds);           Director The Carlyle Group
                 ICAP FUNDS, INC.:  Director      (private investment firm)
                 since 2007 (4 funds);            (2002 to 2004); Senior
                 MAINSTAY TRUST: Trustee since    Managing Director, Partner and
                 1994 (14 funds);                 Board Member, Groupe Arnault
                 MAINSTAY FUNDS TRUST: Trustee    S.A. (private investment firm)
                 since April 2009 (4 funds);      (1999 to 2002)
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 2007 (20
                 portfolios).
----------------------------------------------------------------------------------------------------------------------------





                                                   mainstayinvestments.com    39

                                                                                  NUMBER OF
                 TERM OF OFFICE,                                                  FUNDS IN FUND   OTHER
                 POSITION(S) HELD                                                 COMPLEX         DIRECTORSHIPS
NAME AND         WITH THE FUND COMPLEX AND        PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER
 ---------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED BOARD MEMBERS

ROMAN L. WEIL    Indefinite;                      V. Duane Rath Professor               65        None
5/22/40          ECLIPSE TRUST:                   Emeritus of Accounting,
                 Trustee and Audit Committee      Chicago Booth School of
                 Financial Expert since 2007 (2   Business, University of
                 funds);                          Chicago; President, Roman L.
                 ECLIPSE FUNDS INC.: Director     Weil Associates, Inc.
                 and Audit Committee Financial    (consulting firm)
                 Expert since 2007 (21 funds);
                 ICAP FUNDS, INC.:  Director
                 and Audit Committee Financial
                 Expert since 2007 (4 funds);
                 MAINSTAY TRUST: Trustee and
                 Audit Committee Financial
                 Expert since 2007 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since April 2009 (4 funds);
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 1994 and Audit
                 Committee Financial Expert
                 since 2003 (20 portfolios).
----------------------------------------------------------------------------------------------------------------------------
JOHN A. WEISSER  Indefinite;                      Retired. Managing Director of         65        Trustee, Direxion Funds
                 ECLIPSE TRUST:                   Salomon Brothers, Inc. (1971                    (34 portfolios) and
10/22/41         Trustee since 2007 (2 funds);    to 1995)                                        Direxion Insurance Trust
                 ECLIPSE FUNDS INC.: Director                                                     (3 portfolios) since 2007;
                 since 2007 (21 funds);                                                           Trustee, Direxion Shares
                 ICAP FUNDS, INC.:  Director                                                      ETF Trust, since 2008 (22
                 since 2007 (4 funds);                                                            portfolios)
                 MAINSTAY TRUST: Trustee since
                 2007 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since April 2009 (4 funds);
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 1997 (20
                 portfolios).
----------------------------------------------------------------------------------------------------------------------------






40    MainStay Large Cap Growth Fund

   At a meeting of the Board Members held on June 18, 2009, the following individuals were appointed to serve as Officers of the MainStay Group of Funds.


           POSITIONS(S)
           HELD
           WITH THE
NAME AND   FUNDS
DATE OF    AND LENGTH OF   PRINCIPAL OCCUPATION(S)
BIRTH      SERVICE         DURING PAST FIVE YEARS
 --------------------------------------------------------------------------------
OFFICERS

JACK R.    Treasurer and   Assistant Treasurer, New York Life Investment
BENIN-     Principal       Management Holdings LLC (since July 2008); Managing
TENDE      Financial and   Director, New York Life Investment Management LLC
5/12/64    Accounting      (since 2007); Treasurer and Principal Financial and
           Officer since   Accounting Officer, MainStay VP Series Fund, Inc. and
           2007            ICAP Funds, Inc. (since 2007), and MainStay Funds
                           Trust (since April 2009); Vice President, Prudential
                           Investments (2000 to 2007); Assistant Treasurer,
                           JennisonDryden Family of Funds, Target Portfolio
                           Trust, The Prudential Series Fund and American Skandia
                           Trust (2006 to 2007); Treasurer and Principal
                           Financial Officer, The Greater China Fund (2007)
---------------------------------------------------------------------------------
JEFFREY    Vice            Managing Director, Compliance (since 2009), Director
A.         President and   and Associate General Counsel, New York Life
ENGELSMAN  Chief           Investment Management LLC (2005 to 2008); Assistant
9/28/67    Compliance      Secretary, NYLIFE Distributors LLC (2006 to 2008);
           Officer since   Vice President and Chief Compliance Officer, ICAP
           January 2009    Funds, Inc. (since January 2009), and MainStay Funds
                           Trust (since April 2009); Assistant Secretary, The
                           MainStay Funds and ICAP Funds, Inc. (2006 to 2008);
                           Assistant Secretary, Eclipse Funds, Eclipse Funds,
                           Inc., and MainStay VP Series Fund, Inc. (2005 to
                           2008); Director and Senior Counsel, Deutsche Asset
                           Management (1999 to 2005)
---------------------------------------------------------------------------------
STEPHEN    President       President and Chief Operating Officer, NYLIFE
P. FISHER  since 2007      Distributors LLC (since 2008); Chairman of the Board,
2/22/59                    NYLIM Service Company (since 2008); Senior Managing
                           Director and Chief Marketing Officer, New York Life
                           Investment Management LLC (since 2005); Managing
                           Director--Retail Marketing, New York Life Investment
                           Management LLC (2003 to 2005); President, MainStay VP
                           Series Fund, Inc. and ICAP Funds, Inc. (since 2007),
                           and MainStay Funds Trust (since April 2009); Managing
                           Director, UBS Global Asset Management (1999 to 2003)
---------------------------------------------------------------------------------
SCOTT T.   Vice            Director, New York Life Investment Management LLC
HAR-       Presiden-       (including predecessor advisory organizations) (since
RINGTON    t -- Adminis-   2000); Executive Vice President, New York Life Trust
2/8/59     tration since   Company and New York Life Trust Company, FSB (since
           2005            2006); Vice President--Administration, MainStay VP
                           Series Fund, Inc. (since 2005), ICAP Funds, Inc.
                           (since 2006) and MainStay Funds Trust (since April
                           2009)
---------------------------------------------------------------------------------
MARGUER-   Chief Legal     Vice President, Associate General Counsel and
ITE E. H.  Officer since   Assistant Secretary, New York Life Insurance Company
MORRISON   2008 and        (since 2008); Managing Director, Associate General
3/26/56    Secretary       Counsel and Assistant Secretary, New York Life
           since 2004      Investment Management LLC (since 2004); Managing
                           Director and Secretary, NYLIFE Distributors LLC;
                           Secretary, NYLIM Service Company (since 2008);
                           Assistant Secretary, New York Life Investment
                           Management Holdings LLC (since 2008); Chief Legal
                           Officer (since 2008) and Secretary, MainStay VP Series
                           Fund, Inc. (since 2004), ICAP Funds, Inc. (since 2006)
                           and MainStay Funds Trust (since April 2009); Chief
                           Legal Officer--Mutual Funds and Vice President and
                           Corporate Counsel, The Prudential Insurance Company of
                           America (2000 to 2004)
---------------------------------------------------------------------------------




   * The Officers listed above are considered to be "interested persons" of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company. New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column captioned "Principal Occupation(s) During Past Five Years." Officers are elected annually by the Boards to serve a one year term.


                                                   mainstayinvestments.com    41

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MAINSTAY 130/30 CORE FUND
MAINSTAY 130/30 GROWTH FUND
MAINSTAY COMMON STOCK FUND
MAINSTAY EPOCH U.S. ALL CAP FUND
MAINSTAY EPOCH U.S. EQUITY FUND
MAINSTAY EQUITY INDEX FUND(1)
MAINSTAY GROWTH EQUITY FUND
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY MAP FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY U.S. SMALL CAP FUND

INCOME FUNDS
MAINSTAY 130/30 HIGH YIELD FUND
MAINSTAY CASH RESERVES FUND
MAINSTAY DIVERSIFIED INCOME FUND
MAINSTAY FLOATING RATE FUND
MAINSTAY GOVERNMENT FUND
MAINSTAY HIGH YIELD CORPORATE BOND FUND
MAINSTAY INDEXED BOND FUND
MAINSTAY INTERMEDIATE TERM BOND FUND
MAINSTAY MONEY MARKET FUND
MAINSTAY PRINCIPAL PRESERVATION FUND
MAINSTAY SHORT TERM BOND FUND
MAINSTAY TAX FREE BOND FUND

BLENDED FUNDS
MAINSTAY BALANCED FUND
MAINSTAY CONVERTIBLE FUND
MAINSTAY INCOME BUILDER FUND

INTERNATIONAL FUNDS
MAINSTAY 130/30 INTERNATIONAL FUND
MAINSTAY EPOCH GLOBAL CHOICE FUND
MAINSTAY EPOCH GLOBAL EQUITY YIELD FUND
MAINSTAY EPOCH INTERNATIONAL SMALL CAP FUND
MAINSTAY GLOBAL HIGH INCOME FUND
MAINSTAY ICAP GLOBAL FUND
MAINSTAY ICAP INTERNATIONAL FUND
MAINSTAY INTERNATIONAL EQUITY FUND


ASSET ALLOCATION FUNDS
MAINSTAY CONSERVATIVE ALLOCATION FUND
MAINSTAY GROWTH ALLOCATION FUND
MAINSTAY MODERATE ALLOCATION FUND
MAINSTAY MODERATE GROWTH ALLOCATION FUND

RETIREMENT FUNDS
MAINSTAY RETIREMENT 2010 FUND
MAINSTAY RETIREMENT 2020 FUND
MAINSTAY RETIREMENT 2030 FUND
MAINSTAY RETIREMENT 2040 FUND
MAINSTAY RETIREMENT 2050 FUND

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
NEW YORK, NEW YORK

SUBADVISORS

EPOCH INVESTMENT PARTNERS, INC.
NEW YORK, NEW YORK

INSTITUTIONAL CAPITAL LLC(2)
CHICAGO, ILLINOIS

MACKAY SHIELDS LLC(2)
NEW YORK, NEW YORK

MADISON SQUARE INVESTORS LLC(2)
NEW YORK, NEW YORK

MARKSTON INTERNATIONAL LLC
WHITE PLAINS, NEW YORK

WINSLOW CAPITAL MANAGEMENT, INC.
MINNEAPOLIS, MINNESOTA

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 800-MAINSTAY (624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.

                          Not part of the Annual Report

----------------------------------------------------
Not FDIC/NCUA Insured  Not a Deposit  May Lose Value



-------------------------------------------------------
No Bank Guarantee  Not Insured by Any Government Agency
-------------------------------------------------------




NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

mainstayinvestments.com                                       The MainStay Funds

(C) 2009 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-A017115         (RECYCLE LOGO)            MS283-09           MSLG11-12/09
                                                                          31

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 MAP FUND



                 Message from the President

                 and

                 Annual Report

                 October 31, 2009

MESSAGE FROM THE PRESIDENT

The 12-month period ended October 31, 2009, was generally positive for stock and bond investors alike. Signs that the economy was beginning to stabilize brought renewed hope to investors and helped generate a sharp turnaround in the stock market.

When the reporting period began, the stock and bond markets were still reacting to the government's massive bailout plan. Several new facilities were instituted to help restore market liquidity, and the Federal Reserve agreed to purchase various types of securities in a strategy known as quantitative easing.

On December 16, 2008, the Federal Open Market Committee lowered the federal funds target rate to a range between 0.0% and 0.25%. Over time, the markets responded favorably to the coordinated efforts of Congress, the Treasury Department, the Federal Deposit Insurance Corporation, the Federal Reserve and other central banks to address the credit crisis. The turning point for the U.S. stock market came in March 2009, when investors became convinced that the worst was over and an economic recovery was likely.

Domestic equities generally advanced for the remainder of the reporting period, with the strongest results coming from stocks that had been among the hardest hit when the market fell. Despite advances in some financial stocks, the financials sector as a whole declined during the reporting period.

International stocks advanced, with strong results in the materials sector as commodity prices recovered. As investors moved from defensive sectors to more cyclical stocks, utilities weakened but semiconductor companies recorded strong results.

In the fixed-income markets, higher-risk segments were particularly strong. High-yield bonds, floating-rate debt and emerging-market debt were generally strong performers. U.S. Treasury securities and high-grade corporate issues, which had been stellar performers in the first half of the reporting period, weakened as investors' appetite for risk increased.

To keep your investments on a solid footing in a shifting market environment, our portfolio managers pursued their respective investment objectives and strategies with confidence and determination. Although short-term variations are an inevitable part of investing, our portfolio managers know that long-term results are the ultimate measure of investment success.

Fortunately, after three calendar quarters of economic contraction, gross domestic product was once again positive in the third quarter of 2009. Corporate profits, while still below third-quarter 2008 levels, have advanced for three consecutive quarters. At MainStay Funds, we find this economic data encouraging, and we hope you do too.

At MainStay, we have long recommended that our clients get invested, stay invested and add to their investments over time. With prudent diversification, gradual portfolio adjustments and a long-term perspective, MainStay shareholders can maintain a positive outlook as they pursue their financial goals.

Sincerely,


/s/ STEPHEN P. FISHER


Stephen P. Fisher
President



                          Not part of the Annual Report

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 MAP FUND



                 MainStay Funds

                 Annual Report

                 October 31, 2009

TABLE OF CONTENTS



ANNUAL REPORT
---------------------------------------------

INVESTMENT AND PERFORMANCE COMPARISON       5
---------------------------------------------

PORTFOLIO MANAGEMENT DISCUSSION AND
  ANALYSIS                                 10
---------------------------------------------

PORTFOLIO OF INVESTMENTS                   13
---------------------------------------------

FINANCIAL STATEMENTS                       19
---------------------------------------------

NOTES TO FINANCIAL STATEMENTS              26
---------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM                            36
---------------------------------------------

BOARD CONSIDERATION AND APPROVAL OF
MANAGEMENT AGREEMENT AND SUBADVISORY
AGREEMENT                                  37
---------------------------------------------

FEDERAL INCOME TAX INFORMATION             41
---------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        41
---------------------------------------------

SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       41
---------------------------------------------

BOARD MEMBERS AND OFFICERS                 42

INVESTMENT AND PERFORMANCE COMPARISON(1) (UNAUDITED)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(2)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL              ONE      FIVE     TEN
TOTAL RETURNS               YEAR    YEARS    YEARS
--------------------------------------------------
With sales charges          7.57%    1.00%    4.68%
Excluding sales charges    13.83     2.15     5.28




(PERFORMANCE GRAPH)                                         (With sales charges)


                            MAINSTAY MAP    RUSSELL 3000(R)    S&P 500(R)
                                FUND             INDEX            INDEX
                            ------------    ---------------    ----------
10/31/99                         9450            10000            10000
                                11267            10963            10609
                                11009             8204             7967
                                 9582             7026             6764
                                12421             8691             8170
                                14210             9517             8940
                                16130            10526             9720
                                18840            12249            11308
                                21969            14030            12954
                                13884             8894             8278
10/31/09                        15803             9858             9090





CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL              ONE      FIVE     TEN
TOTAL RETURNS               YEAR    YEARS    YEARS
--------------------------------------------------
With sales charges          7.84%    1.05%    4.71%
Excluding sales charges    14.12     2.20     5.30




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                            MAINSTAY MAP    RUSSELL 3000(R)    S&P 500(R)
                                FUND             INDEX            INDEX
                            ------------    ---------------    ----------
10/31/99                        23625            25000            25000
                                28167            27408            26523
                                27523            20510            19918
                                23956            17566            16909
                                31052            21727            20426
                                35526            23793            22350
                                40325            26316            24299
                                47100            30623            28270
                                54922            35074            32386
                                34709            22235            20696
10/31/09                        39609            24645            22725





CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL              ONE      FIVE     TEN
TOTAL RETURNS               YEAR    YEARS    YEARS
--------------------------------------------------
With sales charges          7.97%    1.07%    4.48%
Excluding sales charges    12.97     1.36     4.48




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                            MAINSTAY MAP    RUSSELL 3000(R)    S&P 500(R)
                                FUND             INDEX            INDEX
                            ------------    ---------------    ----------
10/31/99                        10000            10000            10000
                                11841            10963            10609
                                11477             8204             7967
                                 9911             7026             6764
                                12758             8691             8170
                                14490             9517             8940
                                16322            10526             9720
                                18924            12249            11308
                                21900            14030            12954
                                13725             8894             8278
10/31/09                        15506             9858             9090




1. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares generally have a $25,000 minimum initial investment with no minimum subsequent purchase amount. For investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds, the minimum initial investment is $15,000. Investor Class shares and Class A shares are sold with a maximum initial sales charge of 5.50% and an annual 12b-1 fee of 0.25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of up to 5.00% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge are sub-ject to a CDSC of 1.00% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million. Class R1 shares are sold with no initial sales charge or CDSC and have no annual 12b-1 fee. Class R2 shares are sold with no initial sales charge or CDSC and have an annual 12b-1 fee of 0.25%. Class R1 and R2 shares are available only through corporate-sponsored retirement programs, which include certain minimum program requirements. Class R3 shares are

THE FOOTNOTES ON THE FOLLOWING TWO PAGES ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                   1mainstayinvestments.com    5

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL              ONE      FIVE     TEN
TOTAL RETURNS               YEAR    YEARS    YEARS
--------------------------------------------------
With sales charges         11.96%    1.37%    4.49%
Excluding sales charges    12.96     1.37     4.49




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                    MAINSTAY MAP    RUSSELL 3000(R)    S&P 500
                                        FUND             INDEX          INDEX
                                    ------------    ---------------    -------
10/31/99                                10000            10000          10000
                                        11841            10963          10609
                                        11477             8204           7967
                                         9911             7026           6764
                                        12758             8691           8170
                                        14490             9517           8940
                                        16322            10526           9720
                                        18924            12249          11308
                                        21900            14030          12954
                                        13732             8894           8278
10/31/09                                15512             9858           9090





CLASS I SHARES--MAXIMUM 4.75% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL                  ONE      FIVE     TEN
TOTAL RETURNS                   YEAR    YEARS    YEARS
------------------------------------------------------
                               14.38%    2.53%    5.62%




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                            MAINSTAY MAP    RUSSELL 3000(R)    S&P 500
                                FUND             INDEX          INDEX
                            ------------    ---------------    -------
10/31/99                         9525            10000          10000
                                11955            10963          10609
                                11710             8204           7967
                                10216             7026           6764
                                13276             8691           8170
                                15245             9517           8940
                                17373            10526           9720
                                20362            12249          11308
                                23823            14030          12954
                                15105             8894           8278
10/31/09                        17277             9858           9090





CLASS R1 SHARES(3)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL                  ONE      FIVE     TEN
TOTAL RETURNS                   YEAR    YEARS    YEARS
------------------------------------------------------
                               14.20%    2.42%    5.50%




(PERFORMANCE GRAPH)


                            MainStay Map    Russell 3000(R)    S&P 500
                                Fund             Index          Index
------------                ------------    ---------------    -------
10/31/99                        10000            10000          10000
                                11941            10963          10609
                                11682             8204           7967
                                10184             7026           6764
                                13219             8691           8170
                                15152             9517           8940
                                17249            10526           9720
                                20196            12249          11308
                                23607            14030          12954
                                14951             8894           8278
10/31/09                        17074             9858           9090




   sold with no initial sales charge or CDSC, have an annual 12b-1 fee of 0.50% and are available in certain individual retirement accounts or in certain retirement plans. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. Certain fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed existing limitations and the recoupment is made within, the term of the agreement. Any recoupment amount is generally applied within a fiscal year. This agreement expires on July 31, 2010. In addition to any contractual fee waivers, the Manager has agreed to voluntarily reimburse certain expenses of Class A, I, R1, R2 and R3 shares. This voluntary waiver may be discontinued at any time.
2. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for Investor Class shares might have been lower.
3. Performance figures for Class R1 and R2 shares, each of which was first offered to the public on January 2, 2004, include the historical performance of Class A shares through January 1, 2004, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for Class R1 and R2 shares might have been lower.
4. Performance figures for Class R3 shares, which were first offered to the public on April 28, 2006, include the historical

THE FOOTNOTES ON THE PRECEDING PAGE AND THE FOLLOWING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



6    MainStay MAP Fund

CLASS R2 SHARES(3)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL     ONE      FIVE     TEN
TOTAL RETURNS      YEAR    YEARS    YEARS
-----------------------------------------
                  13.96%    2.19%    5.25%




(PERFORMANCE GRAPH)

                                    MAINSTAY MAP    RUSSELL 3000(R)    S&P 500(R)
                                        FUND             INDEX            INDEX
                                    ------------    ---------------    ----------
10/31/99                                10000            10000            10000
                                        11911            10963            10609
                                        11625             8204             7967
                                        10107             7026             6764
                                        13088             8691             8170
                                        14969             9517             8940
                                        16997            10526             9720
                                        19852            12249            11308
                                        23149            14030            12954
                                        14635             8894             8278
10/31/09                                16679             9858             9090





CLASS R3 SHARES(4)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL     ONE      FIVE     TEN
TOTAL RETURNS      YEAR    YEARS    YEARS
-----------------------------------------
                  13.65%    1.88%    4.95%




(PERFORMANCE GRAPH)

                            MAINSTAY MAP    RUSSELL 3000(R)    S&P 500(R)
                                FUND             INDEX            INDEX
                            ------------    ---------------    ----------
10/31/99                        10000            10000            10000
                                11881            10963            10609
                                11569             8204             7967
                                10034             7026             6764
                                12961             8691             8170
                                14776             9517             8940
                                16714            10526             9720
                                19453            12249            11308
                                22637            14030            12954
                                14269             8894             8278
10/31/09                        16216             9858             9090





 BENCHMARK PERFORMANCE                    ONE      FIVE     TEN
                                          YEAR    YEARS    YEARS
Russell 3000(R) Index(5)                 10.83%    0.71%   -0.14%
S&P 500(R) Index(6)                       9.80     0.33    -0.95
Average Lipper large-cap core fund(7)    10.85     0.51    -0.36




   performance of Class A shares through April 27, 2006, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for Class R3 shares might have been lower.
5. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index. The Russell 3000(R) Index is the Fund's broad-based securities market index for comparison purposes. An investment cannot be made directly in an index.
6. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) Index is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
7. The average Lipper large-cap core fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalization (on a three-year weighted basis) above Lipper's U.S. Diversified Equity large-cap floor. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earning ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500(R) Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

THE FOOTNOTES ON THE TWO PRECEDING PAGES ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    7

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY MAP FUND (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2009, to October 31, 2009, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2009, to October 31, 2009.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended October 31, 2009. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      5/1/09        10/31/09       PERIOD(1)        10/31/09        PERIOD(1)
INVESTOR CLASS SHARES          $1,000.00       $1,216.50        $ 7.99         $1,018.00         $ 7.27
--------------------------------------------------------------------------------------------------------

CLASS A SHARES                 $1,000.00       $1,217.60        $ 6.76         $1,019.10         $ 6.16
--------------------------------------------------------------------------------------------------------

CLASS B SHARES                 $1,000.00       $1,211.50        $12.15         $1,014.20         $11.07
--------------------------------------------------------------------------------------------------------

CLASS C SHARES                 $1,000.00       $1,211.90        $12.15         $1,014.20         $11.07
--------------------------------------------------------------------------------------------------------

CLASS I SHARES                 $1,000.00       $1,219.20        $ 5.48         $1,020.30         $ 4.99
--------------------------------------------------------------------------------------------------------

CLASS R1 SHARES                $1,000.00       $1,218.80        $ 6.04         $1,019.80         $ 5.50
--------------------------------------------------------------------------------------------------------

CLASS R2 SHARES                $1,000.00       $1,217.40        $ 7.43         $1,018.50         $ 6.77
--------------------------------------------------------------------------------------------------------

CLASS R3 SHARES                $1,000.00       $1,215.20        $ 8.82         $1,017.20         $ 8.03
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (1.43% for Investor Class, 1.21% for Class A, 2.18% for Class B and Class C, 0.98% for Class I, 1.08% for Class R1, 1.33% for Class R2 and 1.58% for Class
   R3) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.



8    MainStay MAP Fund

INDUSTRY COMPOSITION AS OF OCTOBER 31, 2009 (UNAUDITED)



Oil, Gas & Consumable Fuels            8.2%
Pharmaceuticals                        7.7
Commercial Banks                       7.1
Insurance                              5.2
Computers & Peripherals                4.1
Aerospace & Defense                    3.5
Beverages                              3.2
Health Care Equipment & Supplies       3.2
Semiconductors & Semiconductor
  Equipment                            3.2
Machinery                              3.0
Specialty Retail                       3.0
Industrial Conglomerates               2.8
Food & Staples Retailing               2.7
Capital Markets                        2.6
Media                                  2.6
Consumer Finance                       2.4
Energy Equipment & Services            2.4
Diversified Financial Services         2.3
Road & Rail                            1.9
Chemicals                              1.8
Electric Utilities                     1.8
Internet Software & Services           1.8
Metals & Mining                        1.7
Software                               1.7
Wireless Telecommunication Services    1.6
Electronic Equipment & Instruments     1.3
Automobiles                            1.2
Health Care Providers & Services       1.0
Hotels, Restaurants & Leisure          1.0
Auto Components                        0.9
Multi-Utilities                        0.9
Biotechnology                          0.8
Diversified Telecommunication
  Services                             0.7
Real Estate Investment Trusts          0.7
Trading Companies & Distributors       0.7
Household Products                     0.6
Real Estate Management &
  Development                          0.6
Commercial Services & Supplies         0.5

Construction & Engineering             0.5
Independent Power Producers &
  Energy Traders                       0.5
Internet & Catalog Retail              0.5
Air Freight & Logistics                0.4
Multiline Retail                       0.4
Diversified Consumer Services          0.3
Food Products                          0.3
Airlines                               0.2
Electrical Equipment                   0.2
Gas Utilities                          0.2
IT Services                            0.2
Paper & Forest Products                0.2
Building Products                      0.1
Communications Equipment               0.1
Marine                                 0.1
Office Electronics                     0.0++
Professional Services                  0.0++
Thrifts & Mortgage Finance             0.0++
Short-Term Investment                  3.2
Cash and Other Assets, Less
  Liabilities                          0.2
                                     -----
                                     100.0%
                                     =====



 See Portfolio of Investments beginning on page 13 for specific holdings within these categories.

++ Less than one-tenth of a percent.

TOP TEN HOLDINGS AS OF OCTOBER 31, 2009 (EXCLUDING SHORT-TERM INVESTMENT)


    1.  Wells Fargo & Co.
    2.  PepsiCo, Inc.
    3.  Schering-Plough Corp.
    4.  Apple, Inc.
    5.  U.S. Bancorp
    6.  Pfizer, Inc.
    7.  Caterpillar, Inc.
    8.  CVS Caremark Corp.
    9.  CSX Corp.
   10.  Marathon Oil Corp.





                                                    mainstayinvestments.com    9

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
QUESTIONS ANSWERED BY PORTFOLIO MANAGERS MICHAEL J. MULLARKEY, ROGER LOB AND CHRISTOPHER MULLARKEY OF FUND CO-SUBADVISOR MARKSTON INTERNATIONAL LLC AND BY PORTFOLIO MANAGERS JERROLD K. SENSER, CFA, AND THOMAS R. WENZEL, CFA, OF FUND CO-SUBADVISOR INSTITUTIONAL CAPITAL LLC (ICAP).

HOW DID MAINSTAY MAP FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12 MONTHS ENDED OCTOBER 31, 2009?

Excluding all sales charges, MainStay MAP Fund returned 13.83% for Investor Class shares, 14.12% for Class A shares, 12.97% for Class B shares and 12.96% for Class C shares for the 12 months ended Octo-ber 31, 2009. Over the same period, the Fund's Class I shares returned 14.38%, Class R1 shares returned 14.20%, Class R2 shares returned 13.96% and Class R3 shares returned 13.65%. All share classes outperformed the 10.85% return of the average Lipper(1) large-cap core fund and the 10.83% return of the Russell 3000(R) Index(2) for the 12 months ended October 31, 2009. The Russell 3000(R) Index is the Fund's broad-based securities-market index. See pages 5 and 6 for Fund returns with sales charges.

WHAT KEY FACTORS AFFECTED THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

Markston International:
During the reporting period, our portion of the Fund outperformed the Russell 3000(R) Index by investing excess cash in the financials sector near the market's low point in March. Our portion of the Fund also benefited from our investment in the information technology sector, specifically computer and elect-ronic device manufacturer Apple, software company Adobe Systems and Internet software & services company eBay. Consumer staples holdings in our portion of the Fund also performed well.

ICAP:
Our portion of the Fund that invests in U.S. stocks outperformed the S&P 500(R) Index(3) during the reporting period largely because of favorable stock selection in the health care, energy and consumer staples sectors. Our performance in these domestic equity sectors more than offset weaker stock selec- tion in the financials, consumer discretionary and materials sectors.

In the portion of the Fund that invests in global stocks, all sectors contributed positively to the Fund's absolute performance during the reporting period. Positions in the energy, industrials and information technology sectors were the largest contributors to the Fund's absolute performance.

DURING THE REPORTING PERIOD, WHICH SECTORS MADE THE STRONGEST CONTRIBUTIONS TO PERFOR-MANCE IN YOUR PORTION OF THE FUND AND WHICH SECTORS WERE THE GREATEST DETRACTORS?

Markston International:
In our portion of the Fund, the strongest sectors relative to the Russell 3000(R) Index were financials, consumer discretionary and information technology. The weakest-performing sectors on a relative basis were health care, industrials and materials.

ICAP:
Relative to the S&P 500(R) Index, health care was the strongest-contributing sector in our domestic equity portion of the Fund, followed by energy and industrials. Financials, information technology and consumer discretionary were the worst-performing domestic equity sectors in our portion of the Fund relative to the S&P 500(R) Index.

In the global equity portion of the Fund, telecom-munication services, energy and industrials were the best-performing sectors on an absolute basis. The worst-performing sectors on an absolute basis were financials, materials and consumer discretionary.


----------
Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings. The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. The principal risk of investing in value stocks is that they may never reach what the subadvisor believes is their full value or they may even go down in value. Issuers of convertible securities may not be as financially strong as issuers of securities with higher credit ratings and may be more vulnerable to changes in the economy. If an issuer stops making interest and/or principal payments on its convertible securities, these securities may become worthless and the Fund could lose its entire investment. Investments in foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. The Fund may experience a portfolio turnover of more than 100% and may generate taxable short-term capital gains.

1. See footnote on page 7 for more information on Lipper Inc.

2. See footnote on page 7 for more information on the Russell 3000(R) Index.
3. See footnote on page 7 for more information on the S&P 500(R) Index. The S&P 500(R) Index is a secondary benchmark of the Fund.


10    MainStay MAP Fund

DURING THE REPORTING PERIOD, WHICH STOCKS WERE STRONG CONTRIBUTORS TO ABSOLUTE PERFORMANCE IN YOUR PORTION OF THE FUND AND WHICH STOCKS DETRACTED?

Markston International:
Strong contributors in our portion of the Fund included computer and electronic device manufac- turer Apple, Internet auction company eBay and capital markets company Ameriprise Financial. The success of the iPhone helped expand Apple's fran-chise. EBay benefited from a restructuring under new management. Ameriprise Financial has a strong financial-services franchise.

Stocks that detracted from performance included defense contractor Raytheon and oil, gas & consum- able fuels companies Apache and Devon Energy. The uncertainty surrounding future defense spending under the Obama administration contributed to Raytheon's decline. Apache and Devon fell because the price of oil was down from its peak in 2008.

ICAP:
During the reporting period, the strongest contrib-utors to absolute performance in our domestic and global equity portions of the Fund were health care companies Schering-Plough and Wyeth. Shares of both rose on merger news during the reporting period. Wyeth was acquired by Pfizer during the period and is no longer held in the Fund.

In our domestic equity portion, energy company Occidental Petroleum was also a strong contributor to absolute performance. In our global equity portion, banking company Banco Santander was a strong absolute performer. We felt that the company was positioned to gain market share and outgrow its peers because of management's ability to generate strong risk-adjusted returns.

The holdings that detracted the most from absolute performance in our domestic and global equity portions of the Fund were bank holding companies Capital One Financial and Bank of America. We eliminated both positions from our portion of the Fund during the reporting period, but we later repurchased Capital One Financial when our view of the stock improved. During the reporting period, we also eliminated our position in diversified media giant News Corp., which suffered from soft advertising sales in a weak economic environment and detracted from performance.

DID YOU MAKE ANY SIGNIFICANT PURCHASES OR SALES IN YOUR PORTION OF THE FUND DURING THE REPORTING PERIOD?

Markston International:
During the reporting period, we initiated positions in health care equipment & supplies company Baxter International and independent oil and natural gas company EOG Resources. We purchased Baxter International because insiders were accumulating shares and we thought that concerns about a national health care plan had driven the health care sector to attractive values. We purchased EOG Resources after seeing reports that the firm expected to significantly increase its future oil production. We pared our positions in Raytheon and Devon Energy after seeing significant insider selling. The sale reflected our desire to manage risk in our portion of Fund.

ICAP:
In a period characterized by financial deleveraging and relatively weak economic activity, we believed that strong companies would become stronger. In our opinion, companies with strong balance sheets, good market positions and solid operating characteristics would have the greatest potential to increase their market share.

In our domestic and global equity portions of the Fund, we initiated a position in Intel, one of the world's largest semiconductor manufacturers. We expected the company to benefit from its substantial investments in research and development. We also added Caterpillar, the world's largest manufacturer of construction and mining equipment to our domestic and global equity portions of the Fund. We felt that Caterpillar's exposure to construction, mining, petroleum and other cyclical sectors had placed the company in a strong position should the economy improve. We also believed that Caterpillar was beginning to expand its margins.

We eliminated Bank of America from our domestic equity and global equity portions of the Fund, when the company's credit losses exceeded our expect-ations. In our global equity portion, we sold the Fund's position in wireless telecommunication services provider NTT DoCoMo after the stock reached our price target. We also sold the Fund's position in U.K. brewer SABMiller when we saw limited upside potential in the stock and felt that other investment candidates were more attractive.


                                                   mainstayinvestments.com    11

HOW DID THE SECTOR WEIGHTINGS IN YOUR PORTION OF THE FUND CHANGE DURING THE REPORTING PERIOD?

Markston International:
In our portion of the Fund, we added to our financials and consumer staples allocations during the reporting period. Over the same period, we lowered our portion of the Fund's industrials exposure. Although we reduced our portion of the Fund's exposure to cash during the first half of the reporting period, near the end of the reporting period, our portion of the Fund received a large cash infusion, which increased its exposure to cash.

ICAP:
The most significant increase in our domestic equity sector weightings was in industrials, where we shifted from an underweight to an overweight position relative to the S&P 500((R) )Index. We decreased relative weightings most significantly in information technol- ogy and consumer staples, further underweighting the Index. We also lowered our portion of the Fund's exposure from an overweight position to a slight underweight in consumer discretionary.

In the global stock portion of the Fund, we increased sector allocations most significantly in financials, industrials and information technology. We decreased the global sector allocations in our portion of the Fund most significantly in consumer staples, health care and telecommunication services.

HOW WAS YOUR PORTION OF THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

Markston International:
As of October 31, 2009, our portion of the Fund was overweight in financials and slightly overweight in energy. The overweight in financials helped per-formance, while the modest overweight in energy marginally detracted from results. As of the same date, our portion of the Fund was underweight relative to the Russell 3000(R) Index in consumer staples and health care. The underweight in con-sumer staples hurt relative performance, because the sector outperformed the benchmark. Neverthe- less, our holdings outperformed the return of the consumer staples sector in the benchmark. The underweight in the health care sector helped performance as the sector had negative returns.

ICAP:
As of October 31, 2009, the largest overweight sector positions relative to the S&P 500(R) Index in our domestic equity portion of the Fund were in financials, health care and industrials. The most significant underweight positions were in information technology, consumer staples and utilities. This positioning reflected our view on the prospects for economic recovery and on the relative attractiveness of individual holdings in those sectors.

In our global equity portion of the Fund, allocations to financials, industrials and information technology were increased, while allocations to consumer staples, health care and telecommunication services were decreased.


----------
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


12    MainStay MAP Fund

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2009



                                                       SHARES            VALUE
COMMON STOCKS 96.2%+
------------------------------------------------------------------------------

AEROSPACE & DEFENSE 3.5%
Boeing Co. (The)                                      204,400   $    9,770,320
GenCorp, Inc. (a)                                     141,000        1,049,040
GeoEye, Inc. (a)                                        2,900           73,573
Honeywell International, Inc.                         560,050       20,100,194
Lockheed Martin Corp.                                  91,400        6,287,406
Northrop Grumman Corp.                                 95,328        4,778,793
Orbital Sciences Corp. (a)                            151,700        1,953,896
Raytheon Co.                                           65,500        2,965,840
                                                                --------------
                                                                    46,979,062

                                                                --------------

AIR FREIGHT & LOGISTICS 0.4%
TNT N.V.                                              210,380        5,597,675
                                                                --------------

AIRLINES 0.2%
Southwest Airlines Co.                                372,800        3,131,520
                                                                --------------


AUTO COMPONENTS 0.9%
Goodyear Tire & Rubber Co. (The) (a)                  103,250        1,329,860
Johnson Controls, Inc.                                445,150       10,647,988
                                                                --------------
                                                                    11,977,848
                                                                --------------

AUTOMOBILES 1.2%
Daimler A.G                                           158,400        7,711,262
Toyota Motor Corp., Sponsored ADR (b)                 107,500        8,480,675
                                                                --------------
                                                                    16,191,937
                                                                --------------

BEVERAGES 3.2%
Coca-Cola Co. (The)                                   184,200        9,819,702
V  PepsiCo, Inc.                                      477,041       28,884,833
Pernod-Ricard S.A.                                     58,150        4,859,889
                                                                --------------
                                                                    43,564,424
                                                                --------------

BIOTECHNOLOGY 0.8%
Alkermes, Inc. (a)                                     98,480          784,886
Celgene Corp. (a)                                      95,892        4,895,286
Genzyme Corp. (a)                                      86,821        4,393,143
Gilead Sciences, Inc. (a)                              21,000          893,550
                                                                --------------
                                                                    10,966,865
                                                                --------------

BUILDING PRODUCTS 0.1%
JS Group Corp.                                         69,500        1,151,192
                                                                --------------


CAPITAL MARKETS 2.6%
Ameriprise Financial, Inc.                            191,166        6,627,725
Bank of New York Mellon Corp. (The)                    34,175          911,106
Credit Suisse Group A.G.,
  Sponsored ADR (b)                                    49,200        2,622,360
Goldman Sachs Group, Inc. (The)                        41,699        7,095,919
Jefferies Group, Inc. (a)                             305,351        7,969,661
Knight Capital Group, Inc. Class A (a)                 10,253          172,763
Legg Mason, Inc.                                       24,010          698,931
State Street Corp.                                    120,698        5,066,902
UBS A.G. (a)                                          229,000        3,861,682
Virtus Investment Partners, Inc. (a)                    3,159           46,311
                                                                --------------
                                                                    35,073,360
                                                                --------------

CHEMICALS 1.8%
CF Industries Holdings, Inc.                           18,100        1,506,825
E.I. du Pont de Nemours & Co.                         358,600       11,410,652
Monsanto Co.                                           73,014        4,905,081
Mosaic Co. (The)                                       27,940        1,305,636
Yara International A.S.A.                             155,400        5,172,853
                                                                --------------
                                                                    24,301,047
                                                                --------------

COMMERCIAL BANKS 7.1%
Banco Santander S.A.                                  385,825        6,242,958
BB&T Corp.                                            515,400       12,323,214
Popular, Inc.                                         453,171          978,849
Societe Generale                                      109,572        7,317,603
Standard Chartered PLC                                263,750        6,495,357
Sumitomo Mitsui Financial Group, Inc.                 166,500        5,845,026
V  U.S. Bancorp                                     1,171,900       27,211,518
V  Wells Fargo & Co.                                1,059,674       29,162,228
                                                                --------------
                                                                    95,576,753
                                                                --------------

COMMERCIAL SERVICES & SUPPLIES 0.5%
Covanta Holding Corp. (a)                             262,553        4,510,661
Waste Management, Inc.                                 51,400        1,535,832
                                                                --------------
                                                                     6,046,493
                                                                --------------

COMMUNICATIONS EQUIPMENT 0.1%
Cisco Systems, Inc. (a)                                35,400          808,890
Finisar Corp. (a)                                      32,936          245,373
Motorola, Inc.                                         10,100           86,557
Nokia OYJ, Sponsored ADR (b)                           53,500          674,635
                                                                --------------
                                                                     1,815,455
                                                                --------------

COMPUTERS & PERIPHERALS 4.1%
V  Apple, Inc. (a)                                    152,085       28,668,023
Dell, Inc. (a)                                        266,900        3,867,381
Hewlett-Packard Co.                                   348,900       16,558,794
SanDisk Corp. (a)                                     214,742        4,397,916
Sun Microsystems, Inc. (a)                            228,952        1,872,827
                                                                --------------
                                                                    55,364,941
                                                                --------------


+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, as of October 31, 2009, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                              13


                                                       SHARES            VALUE
COMMON STOCKS (CONTINUED)
CONSTRUCTION & ENGINEERING 0.5%
China Communications Construction Co.,
  Ltd. Class H                                        611,300   $      675,962
China Railway Construction Corp., Ltd.              1,383,700        1,860,359
Jacobs Engineering Group, Inc. (a)                     96,150        4,066,184
                                                                --------------
                                                                     6,602,505
                                                                --------------

CONSUMER FINANCE 2.3%
American Express Co.                                  386,800       13,476,112
Capital One Financial Corp.                           357,850       13,097,310
Discover Financial Services                           327,830        4,635,516
                                                                --------------
                                                                    31,208,938
                                                                --------------

DIVERSIFIED CONSUMER SERVICES 0.3%
Coinstar, Inc. (a)                                    131,920        4,187,141
                                                                --------------


DIVERSIFIED FINANCIAL SERVICES 2.3%
Bank of America Corp.                                 112,664        1,642,641
Citigroup, Inc.                                       255,100        1,043,359
CME Group, Inc.                                        17,800        5,386,458
JPMorgan Chase & Co.                                  485,400       20,275,158
Leucadia National Corp. (a)                            82,360        1,850,629
                                                                --------------
                                                                    30,198,245
                                                                --------------

DIVERSIFIED TELECOMMUNICATION SERVICES 0.7%
AT&T, Inc.                                            333,600        8,563,512
Verizon Communications, Inc.                           25,200          745,668
                                                                --------------
                                                                     9,309,180
                                                                --------------

ELECTRIC UTILITIES 1.8%
American Electric Power Co., Inc.                      32,765          990,158
Duke Energy Corp.                                   1,041,400       16,474,948
Energias de Portugal S.A.                           1,249,300        5,528,470
Westar Energy, Inc.                                    56,100        1,074,315
                                                                --------------
                                                                    24,067,891
                                                                --------------

ELECTRICAL EQUIPMENT 0.2%
Rockwell Automation, Inc.                              70,350        2,880,833
                                                                --------------


ELECTRONIC EQUIPMENT & INSTRUMENTS 1.3%
Anixter International, Inc. (a)                        15,300          640,305
Corning, Inc.                                         122,300        1,786,803
HOYA Corp.                                            305,000        6,878,298
Murata Manufacturing Co., Ltd.                         72,600        3,629,395
Sanmina-SCI Corp. (a)                                  67,206          431,462
Tyco Electronics, Ltd.                                210,939        4,482,454
                                                                --------------
                                                                    17,848,717
                                                                --------------

ENERGY EQUIPMENT & SERVICES 2.4%
BJ Services Co.                                       117,704        2,259,917
Exterran Holdings, Inc. (a)                            35,400          723,222
Halliburton Co.                                       653,640       19,092,824
Hercules Offshore, Inc. (a)                           191,062          980,148
Key Energy Services, Inc. (a)                         297,205        2,172,569
Newpark Resources, Inc. (a)                            41,620          125,276
Parker Drilling Co. (a)                                75,200          391,040
Saipem S.p.A.                                         106,800        3,165,450
Schlumberger, Ltd.                                     37,200        2,313,840
Tidewater, Inc.                                        13,500          562,545
Weatherford International, Ltd. (a)                     9,850          172,671
                                                                --------------
                                                                    31,959,502
                                                                --------------

FOOD & STAPLES RETAILING 2.7%
V  CVS Caremark Corp.                                 638,126       22,525,848
Wal-Mart Stores, Inc.                                 178,420        8,863,906
Walgreen Co.                                          137,750        5,211,082
                                                                --------------
                                                                    36,600,836
                                                                --------------

FOOD PRODUCTS 0.3%
Archer-Daniels-Midland Co.                             42,263        1,272,962
Bunge, Ltd.                                            50,790        2,898,077
Kraft Foods, Inc. Class A                              16,500          454,080
                                                                --------------
                                                                     4,625,119
                                                                --------------

GAS UTILITIES 0.2%
National Fuel Gas Co.                                  34,300        1,555,162
Nicor, Inc.                                            34,250        1,269,990
                                                                --------------
                                                                     2,825,152
                                                                --------------

HEALTH CARE EQUIPMENT & SUPPLIES 3.2%
ArthroCare Corp. (a)                                   10,110          192,090
Baxter International, Inc.                             68,850        3,722,031
Boston Scientific Corp. (a)                           172,650        1,401,918
CareFusion Corp. (a)                                   31,085          695,371
Covidien PLC                                          498,369       20,991,302
Gen-Probe, Inc. (a)                                    28,468        1,187,685
Hospira, Inc. (a)                                     103,650        4,626,936
Medtronic, Inc.                                       285,768       10,201,918
                                                                --------------
                                                                    43,019,251
                                                                --------------

HEALTH CARE PROVIDERS & SERVICES 1.0%
Aetna, Inc.                                           371,270        9,664,158
Cardinal Health, Inc.                                  61,370        1,739,226
Humana, Inc. (a)                                       55,530        2,086,817
SunLink Health Systems, Inc. (a)                       50,068          117,660
Universal Health Services, Inc. Class B                 2,900          161,385
                                                                --------------
                                                                    13,769,246
                                                                --------------

HOTELS, RESTAURANTS & LEISURE 1.0%
InterContinental Hotels Group PLC, ADR (b)            363,183        4,616,056
Marriott International, Inc. Class A                   28,563          715,789




14    MainStay MAP Fund    The notes to the financial statements are an integral
part of, and should be read in conjunction with, the financial statements.


                                                       SHARES            VALUE
COMMON STOCKS (CONTINUED)
HOTELS, RESTAURANTS & LEISURE (CONTINUED)
McDonald's Corp.                                      127,180   $    7,454,020
Starwood Hotels & Resorts
  Worldwide, Inc.                                      38,400        1,115,904
                                                                --------------
                                                                    13,901,769
                                                                --------------

HOUSEHOLD PRODUCTS 0.6%
Colgate-Palmolive Co.                                  29,800        2,343,174
Procter & Gamble Co. (The)                             97,800        5,672,400
                                                                --------------
                                                                     8,015,574
                                                                --------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS 0.5%
AES Corp. (The) (a)                                   429,000        5,607,030
Dynegy, Inc. Class A (a)                              355,100          710,200
Mirant Corp. (a)                                       32,400          452,952
                                                                --------------
                                                                     6,770,182
                                                                --------------

INDUSTRIAL CONGLOMERATES 2.8%
3M Co.                                                 42,490        3,125,989
General Electric Co.                                  596,250        8,502,525
Hutchison Whampoa, Ltd.                               847,300        6,051,206
Siemens A.G                                            64,850        5,866,485
Sime Darby Berhad                                     953,300        2,483,469
Textron, Inc.                                         298,100        5,300,218
Tyco International, Ltd.                              174,189        5,844,041
                                                                --------------
                                                                    37,173,933
                                                                --------------

INSURANCE 5.2%
ACE, Ltd. (a)                                         260,700       13,389,552
Allstate Corp. (The)                                  196,800        5,819,376
Aon Corp.                                             378,940       14,592,979
Chubb Corp. (The)                                      50,600        2,455,112
HCC Insurance Holdings, Inc.                           65,800        1,736,462
Marsh & McLennan Cos., Inc.                           108,755        2,551,392
MetLife, Inc.                                         179,561        6,110,461
Muenchener Rueckversicherungs-Gesellschaft
  A.G. Registered                                      35,950        5,694,786
Phoenix Cos., Inc. (The) (a)                          105,800          336,444
Principal Financial Group, Inc.                        36,850          922,724
Reinsurance Group of America, Inc.                     35,592        1,640,791
Travelers Cos., Inc. (The)                            160,506        7,991,594
W.R. Berkley Corp.                                    288,900        7,141,608
                                                                --------------
                                                                    70,383,281
                                                                --------------

INTERNET & CATALOG RETAIL 0.5%
Liberty Media Corp. Interactive Class A
  (a)                                                 528,890        5,997,613
                                                                --------------


INTERNET SOFTWARE & SERVICES 1.8%
eBay, Inc. (a)                                        449,675       10,014,262
Internet Capital Group, Inc. (a)                       33,850          246,090
Valueclick, Inc. (a)                                  163,874        1,612,520
VeriSign, Inc. (a)                                    532,898       12,155,403
                                                                --------------
                                                                    24,028,275
                                                                --------------

IT SERVICES 0.2%
Computer Sciences Corp. (a)                            48,900        2,479,719
                                                                --------------


MACHINERY 3.0%
V  Caterpillar, Inc.                                  445,150       24,509,959
Cummins, Inc.                                         199,550        8,592,623
KOMATSU, Ltd.                                         120,350        2,430,665
Vallourec S.A.                                         26,212        4,154,518
                                                                --------------
                                                                    39,687,765
                                                                --------------

MARINE 0.1%
American Commercial Lines, Inc. (a)                    47,836        1,026,082
                                                                --------------


MEDIA 2.6%
Ascent Media Corp. Class A (a)                          1,729           40,095
British Sky Broadcasting Group PLC                    439,900        3,848,183
Cablevision Systems Corp. Class A                     160,500        3,685,080
Comcast Corp. Class A                                 122,000        1,769,000
Lamar Advertising Co. Class A (a)                       1,500           36,450
Liberty Media Corp. Capital Class A (a)               117,135        2,423,523
Liberty Media Corp. Entertainment Class A
  (a)                                                  20,697          637,881
Marvel Entertainment, Inc. (a)                         27,970        1,397,661
Primedia, Inc.                                          9,629           24,169
Sky Deutschland A.G. (a)                              295,600        1,235,457
Time Warner Cable, Inc.                                14,445          569,711
Time Warner, Inc.                                      56,666        1,706,780
Viacom, Inc. Class B (a)                              648,100       17,881,079
Walt Disney Co. (The)                                   9,000          246,330
                                                                --------------
                                                                    35,501,399
                                                                --------------

METALS & MINING 1.7%
Anglo American PLC (a)                                 98,900        3,595,378
Newmont Mining Corp.                                  403,300       17,527,418
United States Steel Corp.                              51,950        1,791,755
                                                                --------------
                                                                    22,914,551
                                                                --------------

MULTI-UTILITIES 0.9%
Black Hills Corp.                                       4,550          110,884
Dominion Resources, Inc.                               28,800          981,792
DTE Energy Corp.                                       27,400        1,013,252
GDF Suez S.A.                                         149,896        6,288,048
Suez Environnement S.A.                               152,750        3,402,267
                                                                --------------
                                                                    11,796,243
                                                                --------------


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                              15


                                                       SHARES            VALUE
COMMON STOCKS (CONTINUED)
MULTILINE RETAIL 0.4%
Kohl's Corp. (a)                                       77,000   $    4,405,940
Target Corp.                                           22,700        1,099,361
                                                                --------------
                                                                     5,505,301
                                                                --------------

OFFICE ELECTRONICS 0.0%++
Xerox Corp.                                            58,100          436,912
                                                                --------------


OIL, GAS & CONSUMABLE FUELS 8.1%
Anadarko Petroleum Corp.                              164,000        9,992,520
Apache Corp.                                           20,500        1,929,460
BP PLC, Sponsored ADR (b)                             299,750       16,971,845
Chesapeake Energy Corp.                                95,000        2,327,500
Chevron Corp.                                          64,474        4,934,840
ConocoPhillips                                         75,578        3,792,504
Devon Energy Corp.                                    180,171       11,658,865
EOG Resources, Inc.                                    81,700        6,671,622
ExxonMobil Corp.                                       57,600        4,128,192
Hess Corp.                                             49,150        2,690,471
V  Marathon Oil Corp.                                 667,250       21,331,982
Occidental Petroleum Corp.                            130,820        9,926,622
Plains Exploration & Production Co. (a)                 3,557           94,261
Spectra Energy Corp.                                  530,400       10,141,248
Williams Cos., Inc.                                   142,300        2,682,355
                                                                --------------
                                                                   109,274,287
                                                                --------------

PAPER & FOREST PRODUCTS 0.2%
MeadWestvaco Corp.                                     80,405        1,835,646
Weyerhaeuser Co.                                       25,254          917,731
                                                                --------------
                                                                     2,753,377
                                                                --------------

PHARMACEUTICALS 7.7%
Abbott Laboratories                                   159,177        8,049,581
Bayer A.G.                                             96,700        6,721,237
Merck & Co., Inc.                                      69,600        2,152,728
Mylan, Inc. (a)                                        29,000          470,960
V  Pfizer, Inc.                                     1,567,253       26,690,318
Roche Holding A.G., Sponsored ADR (b)                 112,900        4,504,710
Sanofi-Aventis                                        112,350        8,224,837
Sanofi-Aventis, Sponsored ADR (b)                     308,500       11,389,820
V  Schering-Plough Corp.                            1,019,000       28,735,800
Teva Pharmaceutical Industries, Ltd.,
  Sponsored ADR (b)                                   125,998        6,360,379
                                                                --------------
                                                                   103,300,370
                                                                --------------

PROFESSIONAL SERVICES 0.0%++
On Assignment, Inc. (a)                                15,800           95,432
                                                                --------------


REAL ESTATE INVESTMENT TRUSTS 0.7%
HCP, Inc.                                             116,496        3,447,117
UDR, Inc.                                             369,175        5,308,736
                                                                --------------
                                                                     8,755,853
                                                                --------------

REAL ESTATE MANAGEMENT & DEVELOPMENT 0.6%
Mitsubishi Estate Co., Ltd.                           333,900        5,207,972
St. Joe Co. (The) (a)                                 113,450        2,715,993
                                                                --------------
                                                                     7,923,965
                                                                --------------

ROAD & RAIL 1.9%
Celadon Group, Inc. (a)                               119,074        1,162,162
V  CSX Corp.                                          516,950       21,804,951
Kansas City Southern (a)                               15,600          377,988
Union Pacific Corp.                                    38,500        2,122,890
                                                                --------------
                                                                    25,467,991
                                                                --------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 3.2%
Cirrus Logic, Inc. (a)                                139,191          673,684
Intel Corp.                                         1,100,020       21,021,382
NVIDIA Corp. (a)                                       20,106          240,468
Texas Instruments, Inc.                               869,350       20,386,258
                                                                --------------
                                                                    42,321,792
                                                                --------------

SOFTWARE 1.7%
Adobe Systems, Inc. (a)                                56,100        1,847,934
Blackboard, Inc. (a)                                   42,339        1,501,764
Compuware Corp. (a)                                    37,472          264,552
Electronic Arts, Inc. (a)                              34,500          629,280
i2 Technologies, Inc. (a)                             123,652        1,946,283
LiveWire Mobile, Inc. (a)                             157,228           45,596
Microsoft Corp.                                       570,433       15,818,107
Oracle Corp.                                           28,800          607,680
Plato Learning, Inc. (a)                               25,000          110,500
S1 Corp. (a)                                           88,068          528,408
TIBCO Software, Inc. (a)                               10,200           89,250
                                                                --------------
                                                                    23,389,354
                                                                --------------

SPECIALTY RETAIL 2.8%
Home Depot, Inc. (The)                                461,203       11,571,583
Lowe's Cos., Inc.                                   1,006,200       19,691,334
PEP Boys-Manny, Moe & Jack                            234,255        2,054,416
Yamada Denki Co., Ltd.                                 74,600        4,632,717
                                                                --------------
                                                                    37,950,050
                                                                --------------

THRIFTS & MORTGAGE FINANCE 0.0%++
New York Community Bancorp, Inc.                       43,800          472,602
                                                                --------------


TRADING COMPANIES & DISTRIBUTORS 0.7%
Mitsubishi Corp.                                      404,000        8,873,055
                                                                --------------






16    MainStay MAP Fund    The notes to the financial statements are an integral
part of, and should be read in conjunction with, the financial statements.


                                                       SHARES            VALUE
COMMON STOCKS (CONTINUED)
WIRELESS TELECOMMUNICATION SERVICES 1.6%
Sprint Nextel Corp. (a)                               117,841   $      348,809
Vodafone Group PLC, Sponsored ADR (b)                 928,350       20,600,087
                                                                --------------
                                                                    20,948,896
                                                                --------------
Total Common Stocks
  (Cost $1,291,627,870)                                          1,293,986,751
                                                                --------------


CONVERTIBLE PREFERRED STOCK 0.0%++
------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE 0.0%++
Six Flags, Inc.
  7.25%                                               102,600           66,690
                                                                --------------
Total Convertible Preferred Stock
  (Cost $2,279,666)                                                     66,690
                                                                --------------




                                                    PRINCIPAL
                                                       AMOUNT

LONG-TERM BONDS 0.4%
CONVERTIBLE BONDS 0.2%
------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES 0.0%++
Covanta Holding Corp.
  1.00%, due 2/1/27                               $   150,000          136,313
                                                                --------------


CONSUMER FINANCE 0.1%
Americredit Corp.
  0.75%, due 9/15/11                                1,750,000        1,581,562
                                                                --------------


OIL, GAS & CONSUMABLE FUELS 0.1%
Bill Barrett Corp.
  5.00%, due 3/15/28                                  989,300          960,858
                                                                --------------
Total Convertible Bonds
  (Cost $2,275,825)                                                  2,678,733
                                                                --------------


CORPORATE BOND 0.2%
------------------------------------------------------------------------------

SPECIALTY RETAIL 0.2%
PEP Boys-Manny Moe & Jack
  7.50%, due 12/15/14                               2,800,000        2,590,000
                                                                --------------
Total Corporate Bond
  (Cost $2,006,614)                                                  2,590,000
                                                                --------------
Total Long-Term Bonds
  (Cost $4,282,439)                                                  5,268,733
                                                                --------------



SHORT-TERM INVESTMENT 3.2%
------------------------------------------------------------------------------

REPURCHASE AGREEMENT 3.2%
State Street Bank and Trust Co.
  0.01%, dated 10/30/09
  due 11/2/09
  Proceeds at Maturity $42,970,132
  (Collateralized by United States
  Treasury Bill with rate of 0.066% and
  0.105% and maturity date of 2/18/10 and
  3/18/10, with a Principal Amount of
  $43,850,000 and a Market Value of
  $43,839,665)                                     42,970,096       42,970,096
                                                                --------------
Total Short-Term Investment
  (Cost $42,970,096)                                                42,970,096
                                                                --------------
Total Investments
  (Cost $1,341,160,071) (c)                              99.8%   1,342,292,270
Cash and Other Assets,
  Less Liabilities                                        0.2        2,887,406
                                                        -----     ------------
Net Assets                                              100.0%  $1,345,179,676
                                                        =====     ============






++   Less than one-tenth of a percent.
(a)  Non-income producing security.
(b)  ADR--American Depositary Receipt.
(c)  At October 31, 2009, cost is
     $1,364,324,619 for federal income tax
     purposes and net unrealized depreciation
     is as follows:



Gross unrealized appreciation      $ 159,551,359
Gross unrealized depreciation       (181,583,708)
                                   -------------
Net unrealized depreciation        $ (22,032,349)
                                   =============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                              17

The following is a summary of the fair valuations according to the inputs used as of October 31, 2009, for valuing the Fund's assets.

ASSET VALUATION INPUTS


                                                      QUOTED
                                                   PRICES IN
                                                      ACTIVE        SIGNIFICANT
                                                 MARKETS FOR              OTHER     SIGNIFICANT
                                                   IDENTICAL         OBSERVABLE    UNOBSERVABLE
                                                      ASSETS             INPUTS          INPUTS
 DESCRIPTION                                       (LEVEL 1)          (LEVEL 2)       (LEVEL 3)             TOTAL
 Investments in Securities
 Common Stocks                                $1,293,986,751   $             --        $     --    $1,293,986,751
 Convertible Preferred Stock                          66,690                 --              --            66,690
 Long-Term Bonds
  Convertible Bonds                                       --          2,678,733              --         2,678,733
  Corporate Bond                                          --          2,590,000              --         2,590,000
                                              --------------   ----------------        --------    --------------
 Total Long-Term Bonds                                    --          5,268,733              --         5,268,733
                                              --------------   ----------------        --------    --------------
 Short-Term Investment
  Repurchase Agreement                                    --         42,970,096              --        42,970,096
                                              --------------   ----------------        --------    --------------
 Total Investments in Securities              $1,294,053,441        $48,238,829             $--    $1,342,292,270
                                              ==============   ================        ========    ==============




At October 31, 2009, the Portfolio did not hold any investments with significant unobservable inputs (Level 3).

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

                              BALANCE                              CHANGE IN                              NET        NET
                                AS OF      ACCRUED  REALIZED      UNREALIZED                        TRANSFERS  TRANSFERS
 INVESTMENTS              OCTOBER 31,    DISCOUNTS      GAIN    APPRECIATION        NET        NET      IN TO     OUT OF
 IN SECURITIES                   2008   (PREMIUMS)    (LOSS)  (DEPRECIATION)  PURCHASES      SALES    LEVEL 3    LEVEL 3
Corporate Bond
  Marine                     $ 37,419          $--       $--             $--        $--  $ (37,419)       $--        $--
Warrants
  Marine                      320,932           --        --              --         --   (320,932)        --         --
                             --------          ---       ---             ---        ---  ---------        ---        ---
Total                        $358,351          $--       $--             $--        $--  $(358,351)       $--        $--
                             ========          ===       ===             ===        ===  =========        ===        ===

                                            CHANGE IN
                                           UNREALIZED
                                         APPRECIATION
                                       (DEPRECIATION)
                                                 FROM
                              BALANCE     INVESTMENTS
                                AS OF   STILL HELD AT
 INVESTMENTS              OCTOBER 31,     OCTOBER 31,
 IN SECURITIES                   2009            2009
Corporate Bond
  Marine                          $--             $--
Warrants
  Marine                           --              --
                                  ---             ---
Total                             $--             $--
                                  ===             ===






18    MainStay MAP Fund    The notes to the financial statements are an integral
part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2009


ASSETS:
Investment in securities, at value
  (identified cost $1,341,160,071)  $1,342,292,270
Receivables:
  Investment securities sold             7,095,980
  Dividends and interest                 1,668,808
  Fund shares sold                         901,481
Other assets                                55,494
                                    --------------
     Total assets                    1,352,014,033
                                    --------------
LIABILITIES:
Payables:
  Fund shares redeemed                   2,847,165
  Investment securities purchased        1,946,553
  Manager (See Note 3)                     809,041
  Transfer agent (See Note 3)              544,464
  NYLIFE Distributors (See Note 3)         392,890
  Shareholder communication                123,778
  Professional fees                        109,578
  Custodian                                 39,854
  Trustees                                   4,040
Accrued expenses                            16,994
                                    --------------
     Total liabilities                   6,834,357
                                    --------------
Net assets                          $1,345,179,676
                                    ==============
COMPOSITION OF NET ASSETS:
Share of beneficial interest
  outstanding
  (par value of $.01 per share)
  unlimited number
  of shares authorized              $      528,723
Additional paid-in capital           1,636,865,220
                                    --------------
                                     1,637,393,943
Accumulated net realized loss on
  investments and foreign currency
  transactions                        (293,345,595)
Net unrealized appreciation on
  investments                            1,132,199
Net unrealized depreciation on
  translation of other assets and
  liabilities in foreign
  currencies                                  (871)
                                    --------------
Net assets                          $1,345,179,676
                                    ==============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                $   99,663,457
                                    ==============
Shares of beneficial interest
  outstanding                            3,876,306
                                    ==============
Net asset value per share
  outstanding                       $        25.71
Maximum sales charge (5.50% of
  offering price)                             1.50
                                    --------------
Maximum offering price per share
  outstanding                       $        27.21
                                    ==============
CLASS A
Net assets applicable to
  outstanding shares                $  324,421,321
                                    ==============
Shares of beneficial interest
  outstanding                           12,631,328
                                    ==============
Net asset value per share
  outstanding                       $        25.68
Maximum sales charge (5.50% of
  offering price)                             1.49
                                    --------------
Maximum offering price per share
  outstanding                       $        27.17
                                    ==============
CLASS B
Net assets applicable to
  outstanding shares                $  169,605,790
                                    ==============
Shares of beneficial interest
  outstanding                            7,053,761
                                    ==============
Net asset value and offering price
  per share outstanding             $        24.04
                                    ==============
CLASS C
Net assets applicable to
  outstanding shares                $  167,652,457
                                    ==============
Shares of beneficial interest
  outstanding                            6,970,943
                                    ==============
Net asset value and offering price
  per share outstanding             $        24.05
                                    ==============
CLASS I
Net assets applicable to
  outstanding shares                $  567,720,338
                                    ==============
Shares of beneficial interest
  outstanding                           21,714,185
                                    ==============
Net asset value and offering price
  per share outstanding             $        26.15
                                    ==============
CLASS R1
Net assets applicable to
  outstanding shares                $      626,357
                                    ==============
Shares of beneficial interest
  outstanding                               24,235
                                    ==============
Net asset value and offering price
  per share outstanding             $        25.84
                                    ==============
CLASS R2
Net assets applicable to
  outstanding shares                $   14,005,513
                                    ==============
Shares of beneficial interest
  outstanding                              543,781
                                    ==============
Net asset value and offering price
  per share outstanding             $        25.76
                                    ==============
CLASS R3
Net assets applicable to
  outstanding shares                $    1,484,443
                                    ==============
Shares of beneficial interest
  outstanding                               57,756
                                    ==============
Net asset value and offering price
  per share outstanding             $        25.70
                                    ==============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                              19

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2009


INVESTMENT INCOME:
INCOME:
  Dividends (a)                      $  26,645,127
  Interest                                 359,028
                                     -------------
     Total income                       27,004,155
                                     -------------
EXPENSES:
  Manager (See Note 3)                   8,350,429
  Transfer agent--Investor Class
     (See Note 3)                          303,470
  Transfer agent--Class A (See Note
     3)                                    488,711
  Transfer agent--Classes B and C
     (See Note 3)                        1,263,556
  Transfer agent--Classes I, R1, R2
     and R3
     (See Note 3)                          861,655
  Distribution--Class B (See Note
     3)                                  1,190,942
  Distribution--Class C (See Note
     3)                                  1,132,846
  Distribution--Class R3 (See Note
     3)                                      2,235
  Distribution/Service--Investor
     Class
     (See Note 3)                          188,007
  Distribution/Service--Class A
     (See Note 3)                          647,012
  Service--Class B (See Note 3)            396,981
  Service--Class C (See Note 3)            377,615
  Distribution/Service--Class R2
     (See Note 3)                           25,358
  Distribution/Service--Class R3
     (See Note 3)                            2,235
  Shareholder communication                349,002
  Professional fees                        240,123
  Registration                             162,224
  Custodian                                110,382
  Trustees                                  51,385
  Shareholder service--Class R1
     (See Note 3)                            3,454
  Shareholder service--Class R2
     (See Note 3)                           10,143
  Shareholder service--Class R3
     (See Note 3)                              894
  Miscellaneous                             79,892
                                     -------------
     Total expenses before waiver       16,238,551
Expense waiver from Manager
  (See Note 3)                            (738,258)
                                     -------------
     Net expenses                       15,500,293
                                     -------------
Net investment income                   11,503,862
                                     -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
Net realized loss on:
  Security transactions              $(150,447,894)
  Foreign currency transactions            (45,670)
                                     -------------
Net realized loss on investments
  and foreign currency transactions   (150,493,564)
                                     -------------
Net change in unrealized
  depreciation on:
  Investments                          284,266,269
  Translation of other assets and
     liabilities in foreign
     currencies                             45,913
                                     -------------
Net change in unrealized
  depreciation on investments and
  foreign currency transactions        284,312,182
                                     -------------
Net realized and unrealized gain on
  investments and foreign currency
  transactions                         133,818,618
                                     -------------
Net increase in net assets
  resulting from operations          $ 145,322,480
                                     =============




(a) Dividends recorded net of foreign withholding taxes in the amount of $686,517.



20    MainStay MAP Fund    The notes to the financial statements are an integral
part of, and should be read in conjunction with, the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED OCTOBER 31, 2009 AND OCTOBER 31, 2008


                                       2009             2008
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income       $   11,503,862   $   11,686,631
 Net realized loss on
  investments and foreign
  currency transactions        (150,493,564)    (121,849,084)
 Net change in unrealized
  appreciation
  (depreciation) on
  investments and foreign
  currency transactions         284,312,182     (582,729,897)
                             -------------------------------
 Net increase (decrease)
  in net assets resulting
  from operations               145,322,480     (692,892,350)
                             -------------------------------

Dividends and distributions to
 shareholders:
 From net investment income:
    Investor Class               (1,466,474)              --
    Class A                      (6,536,408)      (3,806,297)
    Class B                        (621,662)              --
    Class C                        (598,336)              --
    Class I                     (12,231,419)      (4,002,781)
    Class R1                        (21,358)         (99,389)
    Class R2                       (182,158)         (49,463)
    Class R3                        (11,256)          (1,139)
                             -------------------------------
                                (21,669,071)      (7,959,069)
                             -------------------------------
 From net realized gain on investments:
    Class A                              --      (70,672,548)
    Class B                              --      (43,873,928)
    Class C                              --      (38,749,093)
    Class I                              --      (48,317,817)
    Class R1                             --       (1,357,529)
    Class R2                             --         (943,174)
    Class R3                             --          (28,767)
                             -------------------------------
                                         --     (203,942,856)
                             -------------------------------
 Total dividends and
  distributions to
  shareholders                  (21,669,071)    (211,901,925)
                             -------------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                        251,418,088      521,256,181
 Net asset value of shares
  issued in connection with
  the acquisition of
  MainStay Mid Cap Core
  Fund                           87,462,037               --
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions              19,947,441      187,112,652
 Cost of shares redeemed       (301,744,976)    (455,569,781)
                             -------------------------------
    Increase in net assets
     derived from capital
     share transactions          57,082,590      252,799,052
                             -------------------------------
    Net increase (decrease)
     in net assets              180,735,999     (651,995,223)

NET ASSETS:
Beginning of year             1,164,443,677    1,816,438,900
                             -------------------------------
End of year                  $1,345,179,676   $1,164,443,677
                             ===============================
Accumulated undistributed
 net investment income at
 end of year                 $           --   $   10,781,818
                             ===============================





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                              21

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                INVESTOR CLASS
                          --------------------------
                                        FEBRUARY 28,
                                           2008**
                           YEAR ENDED      THROUGH
                          OCTOBER 31,    OCTOBER 31,

                          --------------------------
                              2009          2008
Net asset value at
  beginning of period       $ 23.04        $ 32.90
                            -------        -------
Net investment income
  (a)                          0.22           0.17
Net realized and
  unrealized gain (loss)

  on investments               2.90         (10.02)
Net realized and
  unrealized gain (loss)
  on
  foreign currency
  transactions                 0.00 ++       (0.01)
                            -------        -------
Total from investment
  operations                   3.12          (9.86)
                            -------        -------
Less dividends and
  distributions:
  From net investment
     income                   (0.45)            --
  From net realized gain
     on investments              --             --
                            -------        -------
Total dividends and
  distributions               (0.45)            --
                            -------        -------
Net asset value at end
  of period                 $ 25.71        $ 23.04
                            =======        =======
Total investment return
  (c)                         13.83%        (29.97%)(d)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income        0.98%          0.81% ++
  Net expenses                 1.44%          1.35% ++
  Expenses (before
     waiver/reimburse-
     ment)                     1.50%          1.35% ++
Portfolio turnover rate          60%            96%
Net assets at end of
  period (in 000's)         $99,663        $72,709




                                                      CLASS B
                          ---------------------------------------------------------------
                                               YEAR ENDED OCTOBER 31,

                          ---------------------------------------------------------------
                            2009        2008        2007            2006           2005

Net asset value at
  beginning of period     $  21.36    $  38.79    $  36.49        $  33.50       $  30.96
                          --------    --------    --------        --------       --------
Net investment income
  (loss) (a)                  0.06        0.04        0.02           (0.15)         (0.15)(b)
Net realized and
  unrealized gain (loss)

  on investments              2.70      (12.91)       5.34            5.27           4.00
Net realized and
  unrealized gain (loss)
  on
  foreign currency
  transactions                0.00 ++    (0.01)         --              --             --
                          --------    --------    --------        --------       --------
Total from investment
  operations                  2.76      (12.88)       5.36            5.12           3.85
                          --------    --------    --------        --------       --------
Less dividends and
  distributions:
  From net investment
     income                  (0.08)         --          --              --             --
  From net realized gain
     on investments             --       (4.55)      (3.06)          (2.13)         (1.31)
                          --------    --------    --------        --------       --------
Total dividends and
  distributions              (0.08)      (4.55)      (3.06)          (2.13)         (1.31)
                          --------    --------    --------        --------       --------
Net asset value at end
  of period               $  24.04    $  21.36    $  38.79        $  36.49       $  33.50
                          ========    ========    ========        ========       ========
Total investment return
  (c)                        12.97%     (37.33%)     15.73%          15.94%         12.64%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income
     (loss)                   0.31%       0.13%       0.06%          (0.45%)        (0.46%)(b)
  Net expenses                2.19%       2.07%       2.02%           2.10%          2.10%
  Expenses (before
     waiver/reimburse-
     ment)                    2.26%       2.07%       2.02%           2.08%          2.12%
Portfolio turnover rate         60%         96%         76%            100%            56%
Net assets at end of
  period (in 000's)       $169,606    $189,015    $378,342        $354,543       $387,772




**   Commencement of operations.
++   Annualized.
++   Less than one cent per share.
(a)  Per share data based on average shares outstanding during the period.
(b)  Net investment income (loss) and the ratio of net investment income (loss)
     includes $0.04 per share and 0.11%, respectively as a result of a special one time dividend from Microsoft Corp.
(c)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I, Class R1, Class R2 and
     Class R3 shares are not subject to sales charges.
(d)  Total return is not annualized.





22    MainStay MAP Fund    The notes to the financial statements are an integral
part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                               CLASS A
      --------------------------------------------------------



                       YEAR ENDED OCTOBER 31,

      --------------------------------------------------------
        2009        2008        2007        2006        2005
      $  23.04    $  41.39    $  38.55    $  35.03    $  32.08
      --------    --------    --------    --------    --------
          0.28        0.31        0.31        0.11        0.10 (b)

          2.90      (13.88)       5.68        5.54        4.16

          0.00 ++    (0.01)         --          --          --
      --------    --------    --------    --------    --------
          3.18      (13.58)       5.99        5.65        4.26
      --------    --------    --------    --------    --------

         (0.54)      (0.22)      (0.09)         --          --
            --       (4.55)      (3.06)      (2.13)      (1.31)
      --------    --------    --------    --------    --------
         (0.54)      (4.77)      (3.15)      (2.13)      (1.31)
      --------    --------    --------    --------    --------
      $  25.68    $  23.04    $  41.39    $  38.55    $  35.03
      ========    ========    ========    ========    ========
         14.12%     (36.80%)     16.61%      16.80%      13.51%

          1.25%       0.96%       0.79%       0.28%       0.29%(b)
          1.20%       1.23%       1.27%       1.35%       1.35%
          1.29%       1.25%       1.27%       1.33%       1.37%
            60%         96%         76%        100%         56%
      $324,421    $291,812    $647,374    $524,523    $358,214




                               CLASS C
      --------------------------------------------------------
                       YEAR ENDED OCTOBER 31,

      --------------------------------------------------------
        2009        2008        2007        2006        2005
      $  21.37    $  38.79    $  36.49    $  33.50    $  30.96
      --------    --------    --------    --------    --------
          0.06        0.04        0.01       (0.16)      (0.15)(b)

          2.70      (12.90)       5.35        5.28        4.00

          0.00 ++    (0.01)         --          --          --
      --------    --------    --------    --------    --------
          2.76      (12.87)       5.36        5.12        3.85
      --------    --------    --------    --------    --------

         (0.08)         --          --          --          --
            --       (4.55)      (3.06)      (2.13)      (1.31)
      --------    --------    --------    --------    --------
         (0.08)      (4.55)      (3.06)      (2.13)      (1.31)
      --------    --------    --------    --------    --------
      $  24.05    $  21.37    $  38.79    $  36.49    $  33.50
      ========    ========    ========    ========    ========
         12.96%     (37.30%)     15.73%      15.94%      12.64%

          0.29%       0.13%       0.04%      (0.46%)     (0.46%)(b)
          2.19%       2.07%       2.02%       2.10%       2.10%
          2.25%       2.07%       2.02%       2.08%       2.12%
            60%         96%         76%        100%         56%
      $167,652    $178,672    $331,430    $245,458    $181,398




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              23

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                              CLASS I
                                     --------------------------------------------------------
                                                      YEAR ENDED OCTOBER 31,

                                     --------------------------------------------------------
                                       2009        2008        2007        2006        2005

Net asset value at beginning of
  period                             $  23.51    $  42.13    $  39.15    $  35.50    $  32.37
                                     --------    --------    --------    --------    --------
Net investment income (a)                0.33        0.39        0.45        0.23        0.24 (b)
Net realized and unrealized gain
  (loss) on
  investments                            2.95      (14.12)       5.78        5.62        4.20
Net realized and unrealized gain
  (loss) on
  foreign currency transactions          0.00 ++    (0.00)++       --          --          --
                                     --------    --------    --------    --------    --------
Total from investment operations         3.28      (13.73)       6.23        5.85        4.44
                                     --------    --------    --------    --------    --------
Less dividends and distributions:
  From net investment income            (0.64)      (0.34)      (0.19)      (0.07)         --
  From net realized gain on
     investments                           --       (4.55)      (3.06)      (2.13)      (1.31)
                                     --------    --------    --------    --------    --------
Total dividends and distributions       (0.64)      (4.89)      (3.25)      (2.20)      (1.31)
                                     --------    --------    --------    --------    --------
Net asset value at end of period     $  26.15    $  23.51    $  42.13    $  39.15    $  35.50
                                     ========    ========    ========    ========    ========
Total investment return (c)             14.38%     (36.59%)     16.99%      17.21%      13.96%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                  1.45%       1.22%       1.15%       0.61%       0.69%(b)
  Net expenses                           0.98%       0.96%       0.92%       1.03%       0.95%
  Expenses (before
     waiver/reimbursement)               1.04%       0.96%       0.92%       1.01%       0.97%
Portfolio turnover rate                    60%         96%         76%        100%         56%
Net assets at end of period (in
  000's)                             $567,720    $425,266    $438,054    $358,423    $320,099




                                                                 CLASS R2
                                     ----------------------------------------------------------------



                                                          YEAR ENDED OCTOBER 31,

                                     ----------------------------------------------------------------
                                       2009       2008            2007              2006        2005
Net asset value at beginning of
  period                             $ 23.06    $ 41.40          $38.54            $35.03      $32.07
                                     -------    -------          ------            ------      ------
Net investment income (loss) (a)        0.23       0.28            0.32              0.07        0.07 (b)
Net realized and unrealized gain
  (loss) on
  investments                           2.93     (13.86)           5.68              5.57        4.20
Net realized and unrealized gain
  (loss) on foreign currency
  transactions                          0.00 ++   (0.00)++           --                --          --
                                     -------    -------          ------            ------      ------
Total from investment operations        3.16     (13.58)           6.00              5.64        4.27
                                     -------    -------          ------            ------      ------
Less dividends and distributions:
  From net investment income           (0.46)     (0.21)          (0.08)               --          --
  From net realized gain on
     investments                          --      (4.55)          (3.06)            (2.13)      (1.31)
                                     -------    -------          ------            ------      ------
Total dividends and distributions      (0.46)     (4.76)          (3.14)            (2.13)      (1.31)
                                     -------    -------          ------            ------      ------
Net asset value at end of period     $ 25.76    $ 23.06          $41.40            $38.54      $35.03
                                     =======    =======          ======            ======      ======
Total investment return (c)            13.96%    (36.78%)         16.61%            16.80%      13.54%
Ratios (to average net assets)/
  Supplemental Data:
  Net investment income (loss)          1.01%      0.89%           0.81%             0.17%       0.34%(b)
  Net expenses                          1.33%      1.30%           1.27%             1.38%       1.30%
  Expenses (before
     waiver/reimbursement)              1.38%      1.30%           1.27%             1.36%       1.32%
Portfolio turnover rate                   60%        96%             76%              100%         56%
Net assets at end of period (in
  000's)                             $14,006    $ 6,427          $8,560            $5,806      $2,122




**   Commencement of operations.
++   Annualized.
++   Less than one cent per share.
(a)  Per share data based on average shares outstanding during the period.
(b)  Net investment income (loss) and the ratio of net investment income (loss)
     includes $0.04 per share and 0.11%, respectively as a result of a special one time dividend from Microsoft Corp.
(c)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I, Class R1, Class R2 and
     Class R3 shares are not subject to sales charges.
(d)  Total return is not annualized.





24    MainStay MAP Fund    The notes to the financial statements are an integral
part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                           CLASS R1
      --------------------------------------------------
                    YEAR ENDED OCTOBER 31,

      --------------------------------------------------
       2009       2008       2007       2006       2005
      $23.23    $ 41.69    $ 38.78    $ 35.19    $ 32.13
      ------    -------    -------    -------    -------
        0.27       0.42       0.42       0.19       0.16 (b)

        2.94     (14.03)      5.71       5.57       4.21

        0.00 ++   (0.00)++      --         --         --
      ------    -------    -------    -------    -------
        3.21     (13.61)      6.13       5.76       4.37
      ------    -------    -------    -------    -------

       (0.60)     (0.30)     (0.16)     (0.04)        --
          --      (4.55)     (3.06)     (2.13)     (1.31)
      ------    -------    -------    -------    -------
       (0.60)     (4.85)     (3.22)     (2.17)     (1.31)
      ------    -------    -------    -------    -------
      $25.84    $ 23.23    $ 41.69    $ 38.78    $ 35.19
      ======    =======    =======    =======    =======
       14.20%    (36.67%)    16.89%     17.08%     13.84%

        1.21%      1.24%      1.08%      0.51%      0.59%(b)
        1.08%      1.01%      1.02%      1.13%      1.05%
        1.14%      1.01%      1.02%      1.11%      1.07%
          60%        96%        76%       100%        56%
      $  626    $   232    $12,424    $15,583    $13,379




                            CLASS R3
      -----------------------------------------------------
                                                 APRIL 28,
                                                   2006**
                                                  THROUGH
              YEAR ENDED OCTOBER 31,            OCTOBER 31,

      -----------------------------------------------------
       2009       2008            2007              2006
      $22.97    $ 41.31          $38.49            $37.46
      ------    -------          ------            ------
        0.16       0.19            0.17             (0.02)

        2.93     (13.82)           5.73              1.05

        0.00 ++   (0.00)++           --                --
      ------    -------          ------            ------
        3.09     (13.63)           5.90              1.03
      ------    -------          ------            ------

       (0.36)     (0.16)          (0.02)               --
          --      (4.55)          (3.06)               --
      ------    -------          ------            ------
       (0.36)     (4.71)          (3.08)               --
      ------    -------          ------            ------
      $25.70    $ 22.97          $41.31            $38.49
      ======    =======          ======            ======
       13.65%    (36.96%)         16.37%             2.75%(d)

        0.72%      0.61%           0.42%            (0.10%)++
        1.58%      1.56%           1.52%             1.72% ++
        1.63%      1.56%           1.52%             1.73% ++
          60%        96%             76%              100%
      $1,484    $   310          $  256            $   10




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              25

NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of fourteen funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay MAP Fund (the "Fund"), a diversified fund.

The Fund currently offers eight classes of shares. Class A shares, Class B shares, Class C shares and Class I shares commenced operations on June 9, 1999. Class R1 shares and Class R2 shares commenced operations on January 2, 2004. Class R3 shares commenced operations on April 28, 2006. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value ("NAV") per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered at NAV without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and a 1.00% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I, Class R1, Class R2 and Class R3 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The eight classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and bear the same conditions except that Class B and Class C shares are subject to higher distribution fee rates than Investor Class, Class A, Class R2 and Class R3 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R1 shares are not subject to a distribution or service fee. Class R1, Class R2 and Class R3 shares are authorized to pay a shareholder service fee to the Manager, as defined in Note 3(A), its affiliates, or third-party service providers, as compensation for services rendered to shareholders of Class R1, Class R2 or Class R3 shares.

The Fund's investment objective is to seek long-term appreciation of capital. The Fund also seeks to earn income, but this is a secondary objective.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Debt securities are valued at prices supplied by a pricing agent or broker selected by the Fund's Manager (as defined in Note 3(A)) in consultation with the Fund's Subadvisor, if any (as defined in Note 3(A)), whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund's Manager, in consultation with the Fund's Subadvisor, if any, to be representative of market values, at the regular close of trading of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").

Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Investments in other mutual funds are valued at their NAVs as of the close of the New York Stock Exchange on the valuation date.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less ("short-term investments") are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board of Trustees to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's Manager or Subadvisor, as defined in Note 3(A), reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At October 31, 2009, the Fund did not hold securities that were valued in such a manner.



26    MainStay MAP Fund

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund's NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor, as defined in Note 3(A), conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund's Board of Trustees, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. Additionally, international equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund's policies and procedures. At October 31, 2009, foreign securities held by the Fund were not fair valued.

"Fair Value" is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

- Level 1--quoted prices in active markets for identical investments

- Level 2--other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

- Level 3--significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of October 31, 2009, for the Fund's investments is included at the end of the Fund's Portfolio of Investments.

The valuation techniques that may have been used by the Fund to measure fair value during the year ended October 31, 2009, maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund may have utilized some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets. For the year ended October 31, 2009, there have been no changes to the fair value methodologies.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code") applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are generally withheld at the source.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is "more likely than not" to be sustained assuming examination by taxing authorities. Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Fund's financial statements. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay

                                                   mainstayinvestments.com    27
dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at NAV, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than short-term investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term investments are accreted and amortized, respectively, on the straight-line method. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative NAV on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor, if any, to be creditworthy, pursuant to guidelines established by the Fund's Board of Trustees. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H) SECURITIES LENDING. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company ("State Street"). State Street will manage the Fund's cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund's portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to borrower's inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or retain a portion of interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund had no securities on loan as of October 31, 2009.

(I) CONCENTRATION OF RISK. The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or


28    MainStay MAP Fund
restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(J) INDEMNIFICATIONS. Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(K) QUANTITATIVE DISCLOSURE OF DERIVATIVE HOLDINGS. The following tables show additional disclosures about the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2009.

REALIZED GAIN (LOSS)

                            STATEMENT OF     EQUITY
                              OPERATIONS  CONTRACTS
                                LOCATION       RISK      TOTAL
                            Net realized
                              gain(loss)
                             on security
Rights                      transactions   $(11,797)  $(11,797)
                                          --------------------------
Total Realized Gain
  (Loss)                                   $(11,797)  $(11,797)
                                          ==========================



CHANGE IN APPRECIATION (DEPRECIATION)

                                      FOREIGN
                      STATEMENT OF   EXCHANGE        EQUITY
                        OPERATIONS  CONTRACTS     CONTRACTS
                          LOCATION       RISK          RISK         TOTAL
                               Net
                         change in
                        unrealized
                      appreciation
                    (depreciation)
                       on security
Warrants              transactions        $--   $(2,852,894)  $(2,852,894)
                                    -------------------------------------
Total Change in
  Appreciation
  (Depreciation)                          $--   $(2,852,894)  $(2,852,894)
                                    =====================================



NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OR SHARES/UNITS

                                    EQUITY
                                 CONTRACTS
                                      RISK              TOTAL
Rights (1)(3)             82,450 - 444,375   82,450 - 444,375
Warrants (2)(3)                  5,511,870          5,511,870


(1) Amount(s) disclosed represent(s) the minimum and maximum held during the twelve-month period.

(2) Amount disclosed represents the weighted average held during the twelve-month period.

(3) Amount(s) represent(s) number of contracts or number of shares/units.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("New York Life Investments" or "Manager"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. Markston International LLC and Institutional Capital LLC (the "Subadvisors"), each registered investment advisers, serve as Subadvisors to the Fund and manage a portion of the Fund's assets, as designated by New York Life Investments from time to time, subject to the oversight of New York Life Investments. Each Subadvisor is responsible for the day-to-day portfolio management of the Fund with respect to its allocated portion of the Fund's assets. Pursuant to the terms of Amended and Restated Subadvisory Agreements ("Subadvisory Agreements"), between New York Life

                                                   mainstayinvestments.com    29

Investments and the Subadvisors, New York Life Investments pays for the services of the Subadvisors.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows:
0.75% on assets up to $1 billion and 0.70% on assets in excess of $1 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement.

Effective August 1, 2009, New York Life Investments has entered into a written expense limitation agreement under which it has agreed to waive a portion of the management fee or reimburse expenses to the extent necessary to ensure that the total ordinary operating expenses (total ordinary operating expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage, other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests) for the Fund's Class A shares do not exceed 1.28% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal amount of basis points, to the other share classes of the Fund. This agreement may be modified or terminated only with the approval of the Board of Trustees. Under the expense limitation agreement, New York Life Investments may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreement, if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within the term of the agreement. Any recoupment amount is generally applied within a fiscal year. This expense cap agreement expires on July 31, 2010.

Additionally, effective August 1, 2009, New York Life Investments has agreed to voluntarily waive or reimburse the expenses of the appropriate class of the Fund so that the total annual operating expenses of a class do not exceed the following percentages: Class A, 1.27%; Class I, 1.02%; Class R1, 1.12%; Class R2, 1.37% and Class R3, 1.62%. These voluntary waivers or reimbursements may be discontinued at any time without notice.

Prior to August 1, 2009, New York Life Investments had a written expense limitation agreement under which it agreed to waive a portion of the management fee or reimburse expenses to the extent necessary to ensure that the total ordinary operating expenses for the appropriate class of the Fund do not exceed the following percentages of average daily net assets: Investor Class, 1.45%; Class A, 1.19%; Class B, 2.20%; Class C, 2.20%; Class I, 0.98%; Class R1, 1.08%;
Class R2, 1.33% and Class R3, 1.58%.

For the year ended October 31, 2009, New York Life Investments earned fees from the Fund in the amount of $8,350,429 and waived its fees in the amount of $738,258.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) DISTRIBUTION, SERVICE AND SHAREHOLDER SERVICE FEES. The Trust, on behalf of the Fund, has entered into a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans, (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class, Class A and Class R2 Plans, the Distributor receives a monthly distribution fee from the Investor Class, Class A and Class R2 shares, at an annual rate of 0.25% of the average daily net assets of the Investor Class, Class A and Class R2 shares for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares of the Fund pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at an annual rate of 0.25% of the average daily NAV of the Class B and Class C shares of the Fund. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and shareholder service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares, which is an expense of the Class R3 shares for distribution and service activities as designated by the Distributor. Class I and Class R1 shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager is entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets attributable to the Class R1, Class R2 and Class R3 shares.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $42,685 and


30    MainStay MAP Fund

$27,149, respectively, for the year ended October 31, 2009. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Investor Class, Class A, Class B and Class C shares of $86, $572, $213,539 and $14,736, respectively, for the year ended October 31, 2009.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("MainStay Investments"), an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MainStay Investments has entered into an agreement with Boston Financial Data Services, Inc. pursuant to which it performs certain services for which MainStay Investments is responsible. Transfer agent expenses incurred by the Fund for the year ended October 31, 2009, amounted to $2,917,392.

(E) MINIMUM BALANCE FEE. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a minimum balance fee on certain types of accounts. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20. These fees are included in transfer agent fees shown on the Statement of Operations.

(F) CAPITAL. At October 31, 2009, New York Life and its affiliates held beneficially shares of the Fund with the following values and percentages of net assets as follows:

Class A                         $     1,371     0.0%++
---------------------------------------------------
Class B                               1,047     0.0++
---------------------------------------------------
Class C                               1,577     0.0++
---------------------------------------------------
Class I                          57,769,305    10.2
---------------------------------------------------
Class R1                              1,192     0.2
---------------------------------------------------
Class R2                              1,176     0.0++
---------------------------------------------------
Class R3                             16,429     1.1
---------------------------------------------------



++ Less than one-tenth of a percent.

(G) OTHER. Pursuant to the Management Agreement, a portion of the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments is payable directly by the Fund. For the year ended October 31, 2009, these fees, which are included in professional fees shown on the Statement of Operations, were $51,011.

NOTE 4--FEDERAL INCOME TAX:

As of October 31, 2009, the components of accumulated gain (loss) on a tax basis were as follows:

                ACCUMULATED          OTHER         UNREALIZED          TOTAL
 ORDINARY    CAPITAL AND OTHER     TEMPORARY      APPRECIATION      ACCUMULATED
  INCOME        GAIN (LOSS)       DIFFERENCES    (DEPRECIATION)     GAIN (LOSS)
   $--         $(270,182,770)         $--         $(22,031,498)    $(292,214,268)
--------------------------------------------------------------------------------



The difference between book-basis and tax basis unrealized depreciation is primarily due to wash sale deferrals and Real Estate Investment Trust ("REIT") basis adjustments.

The following table discloses the current year reclassifications between accumulated undistributed net investment income, accumulated net realized loss on investments and additional paid-in capital arising from permanent differences; net assets at October 31, 2009 are not affected.

   ACCUMULATED       ACCUMULATED
  UNDISTRIBUTED     NET REALIZED     ADDITIONAL
 NET INVESTMENT    GAIN (LOSS) ON      PAID-IN
  INCOME (LOSS)      INVESTMENTS       CAPITAL
   $(616,609)         $679,040        $(62,431)
-----------------------------------------------



The reclassifications for the, Fund are primarily due to foreign currency gain
(loss), distribution redesignation and prior year adjustments, tax over distributions and capital gain distribution from REIT.

At October 31, 2009, for federal income tax purposes, capital loss carryforwards of $270,182,770 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. The fund acquired $17,996,178 of capital losses in its reorganization with the MainStay Mid Cap Core Fund (see Note 9); use of these losses may be limited due to the provisions of IRC section 382. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

   CAPITAL LOSS        CAPITAL LOSS
AVAILABLE THROUGH    AMOUNTS (000'S)
       2015              $ 17,996
       2016               104,967
       2017               147,220
------------------------------------
------------------------------------

      Total              $270,183
------------------------------------
------------------------------------



The tax character of distributions paid during the years ended October 31, 2009 and October 31, 2008, shown in the Statement of Changes in Net Assets, was as follows:

                                    2009           2008
Distributions paid from:
  Ordinary Income            $21,669,071   $110,629,307
  Long-Term Capital Gains             --    101,272,618
-------------------------------------------------------
Total                        $21,669,071   $211,901,925
-------------------------------------------------------



NOTE 5--CUSTODIAN:

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on

                                                   mainstayinvestments.com    31
the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests.

Effective September 2, 2009, the line of credit was reduced from $160,000,000 to $125,000,000 and the commitment fee rate was increased from an annual rate of 0.08% to an annual rate of 0.10% of the average commitment amount, plus a 0.04% up-front payment payable, regardless of usage, to The Bank of New York Mellon, which serves as agent to the syndicate. The commitment fee and upfront payment are allocated among the Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month LIBOR rate, whichever is higher. There were no borrowings made or outstanding with respect to the Fund on the line of credit during the year ended October 31, 2009.

NOTE 7--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended October 31, 2009, purchases and sales of securities, other than short-term securities, were $649,253 and $684,324, respectively.

NOTE 8--CAPITAL SHARE TRANSACTIONS:


 INVESTOR CLASS                   SHARES          AMOUNT
Year ended October 31, 2009:
Shares sold                      383,366   $   8,240,976
Shares issued in connection
  with the acquisition of
  MainStay Mid Cap Core Fund     471,960      12,672,446
Shares issued to
  shareholders in
  reinvestment of dividends       64,654       1,458,575
Shares redeemed                 (599,693)    (12,860,843)
                              --------------------------
Net increase in shares
  outstanding before
  conversion                     320,287       9,511,154
Shares converted into
  Investor Class (See Note
  1)                             643,791      13,254,045
Shares converted from
  Investor Class (See Note
  1)                            (244,045)     (6,093,420)
                              --------------------------
Net increase                     720,033   $  16,671,779
                              ==========================
Period ended October 31,
  2008 (a):
Shares sold                      897,296   $  29,561,418
Shares redeemed                 (482,117)    (14,451,525)
                              --------------------------
Net increase in shares
  outstanding before
  conversion                     415,179      15,109,893
Shares converted into
  Investor Class (See Note
  1)                           2,954,573      94,098,927
Shares converted from
  Investor Class (See Note
  1)                            (213,479)     (6,263,283)
                              --------------------------
Net increase                   3,156,273   $ 102,945,537
                              ==========================

(a) Investor Class shares were first offered on February
    28, 2008.






32    MainStay MAP Fund

 CLASS A                          SHARES          AMOUNT
Year ended October 31, 2009:
Shares sold                    2,244,808   $  52,654,656
Shares issued in connection
  with the acquisition of
  MainStay
Mid Cap Core Fund                596,707      16,004,168
Shares issued to
  shareholders in
  reinvestment of dividends      249,055       5,611,889
Shares redeemed               (3,641,400)    (77,667,930)
                              --------------------------
Net increase (decrease) in
  shares outstanding before
  conversion                    (550,830)     (3,397,217)
Shares converted into Class
  A
  (See Note 1)                   813,072      19,144,146
Shares converted from Class
  A (See Note 1)                (294,018)     (5,757,338)
                              --------------------------
Net increase (decrease)          (31,776)  $   9,989,591
                              ==========================
Year ended October 31, 2008:
Shares sold                    2,976,260   $  96,954,579
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions            1,867,434      66,146,501
Shares redeemed               (5,678,084)   (179,833,104)
                              --------------------------
Net decrease in shares
  outstanding before
  conversion                    (834,390)    (16,732,024)
Shares converted into Class
  A
  (See Note 1)                   626,064      19,786,342
Shares converted from Class
  A (See Note 1)              (2,771,181)    (88,305,403)
                              --------------------------
Net decrease                  (2,979,507)  $ (85,251,085)
                              ==========================

 CLASS B                          SHARES          AMOUNT
Year ended October 31, 2009:
Shares sold                      582,834   $  11,699,920
Shares issued in connection
  with the acquisition of
  MainStay Mid Cap Core Fund     403,233      10,127,002
Shares issued to
  shareholders in
  reinvestment of dividends       26,940         562,784
Shares redeemed               (1,821,389)    (35,852,163)
                              --------------------------
Net decrease in shares
  outstanding before
  conversion                    (808,382)    (13,462,457)
Shares converted from Class
  B (See Note 1)                (985,900)    (20,547,433)
                              --------------------------
Net decrease                  (1,794,282)  $ (34,009,890)
                              ==========================
Year ended October 31, 2008:
Shares sold                      888,786   $  26,763,964
Shares issued to
  shareholders in
  reinvestment of
  distributions                1,200,918      39,522,170
Shares redeemed               (2,354,379)    (68,981,699)
                              --------------------------
Net decrease in shares
  outstanding before
  conversion                    (264,675)     (2,695,565)
Shares converted from Class
  B (See Note 1)                (641,021)    (19,316,583)
                              --------------------------
Net decrease                    (905,696)  $ (22,012,148)
                              ==========================


 CLASS C                          SHARES          AMOUNT
Year ended October 31, 2009:
Shares sold                      551,592   $  11,194,866
Shares issued in connection
  with the acquisition of
  MainStay Mid Cap Core Fund     369,562       9,283,474
Shares issued to
  shareholders in
  reinvestment of dividends       20,620         432,575
Shares redeemed               (2,333,234)    (46,017,006)
                              --------------------------
Net decrease                  (1,391,460)  $ (25,106,091)
                              ==========================
Year ended October 31, 2008:
Shares sold                    1,335,542   $  41,010,006
Shares issued to
  shareholders in
  reinvestment of
  distributions                  835,379      27,492,349
Shares redeemed               (2,352,365)    (67,939,051)
                              --------------------------
Net increase (decrease)         (181,444)  $     563,304
                              ==========================

 CLASS I                          SHARES          AMOUNT
Year ended October 31, 2009:
Shares sold                    6,941,766   $ 151,458,215
Shares issued in connection
  with the acquisition of
  MainStay Mid Cap Core Fund   1,439,148      39,290,316
Shares issued to
  shareholders in
  reinvestment of dividends      505,597      11,671,808
Shares redeemed               (5,262,830)   (119,056,348)
                              --------------------------
Net increase                   3,623,681   $  83,363,991
                              ==========================
Year ended October 31, 2008:
Shares sold                    9,737,786   $ 322,047,346
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions            1,424,327      51,472,172
Shares redeemed               (3,468,738)   (110,296,295)
                              --------------------------
Net increase                   7,693,375   $ 263,223,223
                              ==========================

 CLASS R1                         SHARES          AMOUNT
Year ended October 31, 2009:
Shares sold                      197,166   $   4,212,936
Shares issued to
  shareholders in
  reinvestment of dividends          831          21,358
Shares redeemed                 (183,762)     (4,807,602)
                              --------------------------
Net increase (decrease)           14,235   $    (573,308)
                              ==========================
Year ended October 31, 2008:
Shares sold                       14,598   $     491,633
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions               40,802       1,456,918
Shares redeemed                 (343,416)    (11,396,682)
                              --------------------------
Net decrease                    (288,016)  $  (9,448,131)
                              ==========================






                                                   mainstayinvestments.com    33

 CLASS R2                        SHARES        AMOUNT

Year ended October 31, 2009:
Shares sold                     485,479   $10,783,583
Shares issued to shareholders
  in reinvestment of
  dividends                       7,440       177,196
Shares redeemed                (227,893)   (5,151,546)
                               ----------------------
Net increase                    265,026   $ 5,809,233
                               ======================
Year ended October 31, 2008:
Shares sold                     130,220   $ 4,181,464
Shares issued to shareholders
  in reinvestment of
  dividends and distributions    28,015       992,636
Shares redeemed                 (86,259)   (2,636,049)
                               ----------------------
Net increase                     71,976   $ 2,538,051
                               ======================

 CLASS R3                        SHARES        AMOUNT
Year ended October 31, 2009:
Shares sold                      56,355   $ 1,172,936
Shares issued in connection
  with the acquisition of
  MainStay Mid Cap Core Fund      3,153        84,631
Shares issued to shareholders
  in reinvestment of
  dividends                         452        11,256
Shares redeemed                 (15,699)     (331,538)
                               ----------------------
Net increase                     44,261   $   937,285
                               ======================
Year ended October 31, 2008:
Shares sold                       7,519   $   245,771
Shares issued to shareholders
  in reinvestment of
  dividends and distributions       846        29,906
Shares redeemed                  (1,055)      (35,376)
                               ----------------------
Net increase                      7,310   $   240,301
                               ======================



NOTE 9--FUND ACQUISITION:

At a meeting held on June 23, 2009, the Board of Trustees approved a plan of reorganization whereby the Fund would acquire the assets, including the investments, and assume the liabilities of MainStay Mid Cap Core Fund, a series of Eclipse Funds. Shareholders of the MainStay Mid Cap Core Fund approved this reorganization on October 16, 2009, which was then completed on October 23, 2009. The aggregate net assets of the Fund immediately before the acquisition were $1,322,818,410 and the combined net assets after the acquisition were $1,410,280,447.

The acquisition was accomplished by a tax-free exchange of the following:

                                  SHARES         VALUE
MAINSTAY MID CAP CORE FUND
------------------------------------------------------
  Investor Class                 669,183   $12,672,446
------------------------------------------------------
  Class A                        846,392    16,004,168
------------------------------------------------------
  Class B                        550,926    10,127,002
------------------------------------------------------
  Class C                        505,644     9,283,474
------------------------------------------------------
  Class I                      2,048,643    39,290,316
------------------------------------------------------
  Class R3                         4,456        84,631
------------------------------------------------------



In exchange for the MainStay Mid Cap Core Fund shares and net assets, the Fund issued 471,960 Investor Class Shares; 596,707 Class A shares; 403,233 Class B shares; 369,562 Class C shares, 1,439,148 Class I shares and 3,153 Class R3 shares.

MainStay Mid Cap Core Fund's net assets after adjustments for any permanent book-to-tax differences at the acquisition date were as follows, which include the following amounts of capital stock, unrealized appreciation and accumulated net realized loss:

                                                                                          ACCUMULATED
                                              TOTAL NET                     UNREALIZED   NET REALIZED
                                                 ASSETS   CAPITAL STOCK   DEPRECIATION           LOSS
MainStay Mid Cap Core Fund                  $87,462,037    $105,576,070      $(149,102)  $(17,964,931)
-----------------------------------------------------------------------------------------------------



In December 2007, the Financial Accounting Standards Board issued Accounting Standards Codification (ASC) 805 (formerly FAS 141R Business Combinations), which requires the following disclosures by the acquirer, among other things, when a transaction or other event meets the definition of a business combination:

- The identification of the acquiree

- Recognizing and measuring identifiable assets acquired and liabilities assumed, at the acquisition date, generally at their fair values

- Disclosure, by the acquirer, of information that enables users of its financial statements to evaluate the nature and financial effect of a business combination that occurs during the current reporting period

ASC 805 requires prospective application to business combinations for which the acquisition date occurs in an annual reporting period beginning on or after December 15, 2008.

In accordance with ASC 805, for financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from MainStay Mid Cap Core Fund was carried forward to align ongoing reporting of the Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.



34    MainStay MAP Fund

ASC 805 will require disclosure in the semi-annual report as of April 30, 2010, and in the annual report as of October 31, 2010, of the Fund's pro-forma results of operations, including net investment income, net gain (loss) on investments and net increase (decrease) in net assets resulting from operations, assuming the acquisition had been completed on November 1, 2009, the beginning of the annual reporting period of the Fund, through the end of the applicable reporting period.

ASC 805 also requires the Fund to report, if practicable, the amounts of revenue and earnings of the acquiree since the acquisition date included in the combined entity's income statement for the reporting period. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the MainStay Mid Cap Core Fund that will be included in the Fund's Statement of Operations since November 24, 2009.

NOTE 10--OTHER MATTERS:

On May 27, 2009, New York Life Investments settled charges by the Securities and Exchange Commission ("SEC") relating to the MainStay Equity Index Fund (the "Equity Index Fund"), an S&P 500 index fund created in 1990 and sold through January 1, 2002, at which time it was closed to new investors and new investments. The Equity Index Fund is a series of the Trust and is managed by New York Life Investments. The settlement relates to the period from March 12, 2002 through June 30, 2004, during which time the SEC alleged that New York Life Investments failed to provide the Equity Index Fund's board with information necessary to evaluate the cost of a guarantee provided to shareholders of the Equity Index Fund, and that prospectus and other disclosures misrepresented that there was no charge to the Equity Index Fund or its shareholders for the guarantee. New York Life Investments, without admitting or denying the allegations, consented to the entry of an administrative cease and desist order finding violations of Sections 15(c) and 34(b) of the 1940 Act, Section 206(2) of the Investment Advisers Act of 1940, as amended, and requiring a civil penalty of $800,000, disgorgement of $3,950,075 (which represents a portion of its management fees relating to the Equity Index Fund for the relevant period) as well as interest of $1,350,709. These amounts, totaling approximately $6.101 million, are being distributed to shareholders who held shares of the Equity Index Fund between March 2002 and June 2004, without any material financial impact to New York Life Investments.

NOTE 11--SUBSEQUENT EVENTS:

In connection with the preparation of the financial statements of the Fund as of and for the fiscal year ended October 31, 2009, events and transactions subsequent to October 31, 2009 through December 23, 2009, the date the financial statements were issued, have been evaluated by the Fund's management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.


                                                   mainstayinvestments.com    35

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay MAP Fund ("the Fund"), one of the funds constituting The MainStay Funds, as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay MAP Fund of The MainStay Funds as of October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

                                  /s/ KPMG LLP

Philadelphia, Pennsylvania
December 23, 2009



36    MainStay MAP Fund

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENT (UNAUDITED)

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") requires that each mutual fund's board of trustees, including a majority of trustees who are not "interested persons" of the fund, as defined in the 1940 Act ("Independent Trustees"), annually review and approve the fund's investment advisory agreements. At its June 17-18, 2009 meeting, the Board of Directors/Trustees of the MainStay Group of Funds ("Board") unanimously approved the Management Agreement between the MainStay MAP Fund ("Fund") and New York Life Investment Management LLC ("New York Life Investments"), and the Subadvisory Agreements between New York Life Investments and Institutional Capital LLC ("ICAP") and Markston International LLC ("Markston") ("Subadvisers") on behalf of the Fund.

In addition, on June 23, 2009, the Board approved New York Life Investments' proposal to reorganize the MainStay Mid Cap Core Fund with and into the Fund. In determining to approve this reorganization, the Board took several factors into account, including the fact that the reorganization would be part of a larger initiative designed to reposition, rationalize and streamline the MainStay Group of Funds to reduce duplication among funds, strengthen the overall fund lineup, and offer funds with more significant asset levels.

In reaching its decisions to approve the Agreements set forth above (the "Agreements"), the Board considered information prepared specifically in connection with the contract review process that took place at various meetings between December 2008 and June 2009, as well as information furnished to it throughout the year at regular and special Board meetings. Information requested by and provided to the Board specifically in connection with the contract review process included, among other things, reports on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting LLC ("Strategic Insight"), an independent third-party service provider engaged by the Board to report objectively on the Fund's investment performance, management and subadvisory fees and ordinary operating expenses. The Board also requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including ICAP, and Markston, as subadvisers to the Fund, and responses to several comprehensive lists of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board. Information provided to the Board at its meetings throughout the year included, among other things, detailed investment analytics reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received throughout the year, among other things, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In determining to approve the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services to be provided to the Fund by New York Life Investments and the Subadvisers; (ii) the investment performance of the Fund, New York Life Investments and the Subadvisers; (iii) the costs of the services to be provided, and profits to be realized, by New York Life Investments and its affiliates, including ICAP, and by Markston, as subadvisers to the Fund, from their relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund's management and subadvisory fee levels and overall total ordinary operating expenses, particularly as compared to similar funds and portfolios.

While individual members of the Board may have weighed certain factors differently, the Board's decisions to approve the Agreements were based on a comprehensive consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review processes. The Board's conclusions with respect to the Agreements also were based, in part, on the Board's consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, and that the Fund's shareholders, having had the opportunity to consider alternative investment products and services, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board's decisions to approve the Agreements is provided below.

NATURE, EXTENT AND QUALITY OF SERVICES TO BE PROVIDED BY NEW YORK LIFE INVESTMENTS AND EACH SUBADVISER

In considering the approval of the Agreements, the Board examined the nature, extent and quality of the services that New York Life Investments proposed to provide to the Fund. The Board evaluated New York Life Investments' experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing affiliated and non-affiliated subadvisers. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund, as well as New York Life Investments' reputation and financial condition. The Board considered New York Life Investments' performance in fulfilling its responsibilities for overseeing the Fund's legal and compliance environment, for overseeing each Subadviser's compliance with the Fund's policies and

                                                   mainstayinvestments.com    37
investment objectives, and for implementing Board directives as they relate to the Fund. In addition, the Board noted that New York Life Investments also is responsible for paying all of the salaries and expenses for the Fund's officers. The Board also considered the benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund's prospectus.

As part of its considerations, the Board acknowledged New York Life Investments' recent settlement with the Securities and Exchange Commission ("SEC") concerning matters relating to the MainStay Equity Index Fund, including materials provided to the Board of Trustees of The MainStay Funds in 2002-2004 in connection with the annual review of that fund's management fee. The Board noted that, since this matter was first brought to the Board's attention in 2003, New York Life Investments had taken a number of steps to enhance the quality and completeness of information provided to the Board in connection with the Board's consideration of the MainStay Group of Funds' investment advisory contracts. The Board believes that New York Life Investments has taken appropriate actions in response to this matter.

The Board also examined the nature, extent and quality of the services that each Subadviser proposed to provide to the Fund. The Board evaluated each Subadviser's experience in serving as subadviser to the Fund and managing other portfolios. It examined each Subadviser's track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at each Subadviser, and each Subadviser's overall legal and compliance environment. The Board also reviewed each Subadviser's willingness to invest in personnel designed to benefit the Fund. In this regard, the Board considered the experience of the Fund's portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund likely would continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments' and each Subadviser's experience, personnel, operations and resources.

INVESTMENT PERFORMANCE

In evaluating the Fund's investment performance, the Board considered investment performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board particularly considered the detailed investment analytics reports provided by New York Life Investments' Investment Consulting Group on the Fund throughout the year. These reports, which were prepared by New York Life Investments in consultation with the Board, include, among other things, information on the Fund's gross and net returns, the Fund's investment performance relative to relevant investment categories and Fund benchmarks, the Fund's risk-adjusted investment performance, and the Fund's investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to similar mutual funds managed by other investment advisers.

In considering the Fund's investment performance, the Board gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund's investment performance, as well as discussions between the Fund's portfolio managers and the Board that occurred at meetings from time to time throughout the year and in previous years. The Board also considered any specific actions that New York Life Investments had taken, or had agreed with the Board to take, to enhance Fund investment performance, and the results of those actions. In considering the Fund's investment performance, the Board focused principally on the Fund's long-term performance track record.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund's investment performance over time has been satisfactory. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Annual Report and in the Fund's prospectus.

COSTS OF THE SERVICES PROVIDED, AND PROFITS TO BE REALIZED, BY NEW YORK LIFE INVESTMENTS AND EACH SUBADVISER

The Board considered the costs of the services provided by New York Life Investments and the Subadvisers under the Agreements, and the profits expected to be realized by New York Life Investments, its affiliates and Markston due to their relationships with the Fund. Because ICAP is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and ICAP in the aggregate.

In evaluating the costs and profits of New York Life Investments and its affiliates, including ICAP, and Markston, as subadvisers to the Fund, due to their relationships with the Fund, the Board considered, among other things, each party's investments in personnel, systems, equipment and other resources necessary to manage the Fund, and the fact that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and the Subadvisers must be in a position to pay and retain experienced professional


38    MainStay MAP Fund
personnel to provide services to the Fund, and that New York Life Investments' ability to maintain a strong financial position is important in order for New York Life Investments to continue to provide high-quality ongoing services to the Fund. The Board noted, for example, increased costs borne by New York Life Investments and its affiliates due to new and ongoing regulatory and compliance requirements. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

The Board also reviewed information from New York Life Investments, its affiliates and Markston regarding their estimated profitability due to their overall relationships with the Fund. For New York Life Investments and the Subadvisers, the Board considered information illustrating the revenues and expenses allocated to the Fund. With respect to Markston, which is a subadviser not affiliated with New York Life Investments whose fees are paid directly by New York Life Investments, the Board focused primarily on the profitability of the relationship between New York Life Investments, its affiliates and the Fund.

The Board noted the difficulty in obtaining reliable comparative data about mutual fund managers' profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager's organization, the types of funds it manages, and the manager's capital structure and costs of capital. While recognizing the difficulty in evaluating a manager's profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board with respect to the Fund was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments, its affiliates and Markston due to their relationships with the Fund. The Board recognized, for example, the benefits to the Subadvisers from legally permitted "soft-dollar" arrangements by which brokers provide research and other services to the Subadvisers in exchange for commissions paid by the Fund with respect to trades on the Fund's portfolio securities.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments' affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund's transfer agent and distributor. The information provided to the Board indicated that the profitability to New York Life Investments and its affiliates arising directly from these other arrangements was not excessive. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the annual contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments' relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that the profits to be realized by New York Life Investments and its affiliates (including ICAP) and Markston due to their relationships with the Fund are fair and reasonable.

EXTENT TO WHICH ECONOMIES OF SCALE MAY BE REALIZED AS THE FUND GROWS

The Board also considered whether the Fund's expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from New York Life Investments and Strategic Insight showing how the Fund's management fee hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. The Board noted the extent to which the Fund benefits from breakpoints, expense waivers or reimbursements. While recognizing that any precise determination of future economies of scale is necessarily subjective, the Board considered the extent to which New York Life Investments and the Subadvisers may realize a larger profit margin as the Fund's assets grow over time.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund's expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund's expense structure as the Fund grows over time.

MANAGEMENT AND SUBADVISORY FEES AND TOTAL ORDINARY OPERATING EXPENSES

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund's expected total ordinary operating expenses of the Fund. The Board primarily considered the reasonableness of the overall management fees paid by the Fund to New York Life Investments, since the fees to be paid to the Subadvisers are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund's fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. The Board noted the impact of the recent economic crisis on the MainStay Group of Funds and, consistent with statements from SEC staff members and with published advice from Strategic Insight, the Board reviewed supplemental peer data that reflected more recent peer groupings based on relatively smaller asset sizes. In addition, the Board considered information provided by New York Life Investments and the Subadvisers on fees

                                                   mainstayinvestments.com    39
charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account explanations from New York Life Investments and the Subadvisers about the different scope of services provided to retail mutual funds as compared with other investment advisory clients.

The Board noted that, outside of the Fund's management fee and the fees charged under a share class's Rule 12b-1 and/or shareholder services plans, a share class's most significant "other expenses" are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a "per-account" fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund's average net assets. The Board took into account information from New York Life Investments showing that the Fund's transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company ("NSC"), the Fund's transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board particularly considered representations from New York Life Investments that the MainStay Group of Funds' transfer agent fee structure is designed to allow NSC to provide transfer agent services to the Funds essentially "at cost," and that NSC historically has realized only very modest profitability from providing transfer agent services to the Funds.

The Board observed that, because the Fund's transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class's expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board noted that transfer agent fees are a significant portion of total expenses of many funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tends to be greater than for other open-end retail funds because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board noted the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company ("New York Life") policyholders, who often maintain smaller account balances than other fund investors. The Board discussed measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) closing small accounts with balances below $500;
(iv) since 2007, charging an annual $20.00 small account fee on accounts with balances below $1,000; (v) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts; and (vi) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors.

The Board noted that, while New York Life Investments believes these efforts have mitigated the impact that small accounts have had on share class expenses, the recent economic crisis and resulting declines in assets under management had further exacerbated the impact that small accounts have on the expense ratios of certain share classes. This, in turn, had led to a significant increase in the amount of share class expenses that New York Life Investments subsidized under historical contractual expense limitation arrangements. New York Life Investments advised the Board that the amount of subsidization of the MainStay Group of Funds' expenses under these expense limitation arrangements was unsustainable. New York Life Investments accordingly asked the Board to modify the expense limitation arrangements on the Fund's share classes to decrease the amount of New York Life Investments' subsidization of class expenses. In reviewing New York Life Investments' proposal, the Board noted that, if the Board were to approve the proposal, the effect would mean New York Life Investments would continue to subsidize the MainStay Group of Funds' expenses at approximately the same level (in real dollars) as under the historical contractual expense limitation arrangements prior to the recent economic crisis. The Board further considered the reasonableness of the Fund's expenses as compared to peer funds under the proposal.

After considering all of the factors outlined above--including the reasonableness of the Fund's management fee, share class structure and transfer agent fee schedule--the Board accepted New York Life Investments' proposal to modify the expense limitations on the Fund's share classes in order to reduce the amount of class expenses subsidized by New York Life Investments. The Board acknowledged that New York Life Investments may recoup amounts waived or reimbursed under contractual expense limitations if such action does not cause a share class to exceed an expense limitation, and the recoupment is made during the term of the agreement. The Board further acknowledged that New York Life Investments may determine voluntarily to waive expenses of Fund share classes without the right to recoup such expenses.

Based on these considerations, the Board concluded that the Fund's management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board's overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

CONCLUSION

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.



40    MainStay MAP Fund

FEDERAL INCOME TAX INFORMATION (UNAUDITED)


For the fiscal year ended October 31, 2009, the Fund designates approximately $25,927,080 pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2009, should be multiplied by 1.6% to arrive at the amount eligible for qualified interest income and 60.9% for the corporate dividends received deduction.

In February 2010, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 the federal tax status of the distributions received by shareholders in calendar year 2009. The amounts that will be reported on such 1099-DIV will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2009.

PROXY VOTING POLICIES AND

PROCEDURES AND PROXY VOTING RECORD



A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; or
(ii) on the SEC's website at www.sec.gov.


The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782);
(ii) by visiting the Fund's website at mainstayinvestments.com; or (iii) on the SEC's website at www.sec.gov.



SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE


The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).


                                                   mainstayinvestments.com    41

BOARD MEMBERS AND OFFICERS (UNAUDITED)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, Eclipse Funds, Eclipse Funds Inc., ICAP Funds, Inc. MainStay Funds Trust, and MainStay VP Series Fund, Inc.) (collectively, the "Fund Complex"), the Manager and when applicable, the Subadvisor(s). Each Board member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation upon reaching age 72. A Board Member reaching the age of 72 may continue for additional one-year periods with the approval of the Board's Nominating and Governance Committee.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782).

                                                                                  NUMBER OF
                 TERM OF OFFICE,                                                  FUNDS IN FUND   OTHER
                 POSITION(S) HELD                                                 COMPLEX         DIRECTORSHIPS
NAME AND         WITH THE FUND COMPLEX AND        PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER
 ---------------------------------------------------------------------------------------------------------------------------
INTERESTED BOARD MEMBER*

JOHN Y. KIM      Indefinite;                      Member of the Board of                65        None
9/24/60          ECLIPSE TRUST: Trustee since     Managers, President and Chief
                 2008 (2 funds);                  Executive Officer (since 2008)
                 ECLIPSE FUNDS INC.: Director     of New York Life Investment
                 since 2008 (21 funds);           Management LLC and New York
                 ICAP FUNDS, INC.: Director       Life Investment Management
                 since 2008 (4 funds);            Holdings LLC; Member of the
                 MAINSTAY TRUST: Trustee since    Board of Managers, MacKay
                 2008 (14 funds);                 Shields LLC (since 2008);
                 MAINSTAY FUNDS TRUST: Trustee    Chairman of the Board,
                 since April 2009 (4 funds);      Institutional Capital LLC,
                 and                              Madison Capital LLC, McMorgan
                 MAINSTAY VP SERIES FUND, INC.:   & Company LLC, Chairman and
                                                  Chief Executive Officer,
                 Director since 2008 (20          NYLIFE Distributors LLC and
                 portfolios).                     Chairman of the Board of
                                                  Managers, NYLCAP Manager, LLC
                                                  (since 2008); President,
                                                  Prudential Retirement, a
                                                  business unit of Prudential
                                                  Financial, Inc. (2002 to 2007)
----------------------------------------------------------------------------------------------------------------------------




   * This Board Member is considered to be an "interested person" of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company. New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled "Principal Occupation(s) During the Past Five Years."



42    MainStay MAP Fund

                                                                                  NUMBER OF
                 TERM OF OFFICE,                                                  FUNDS IN FUND   OTHER
                 POSITION(S) HELD                                                 COMPLEX         DIRECTORSHIPS
NAME AND         WITH THE FUND COMPLEX AND        PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER
 ---------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED BOARD MEMBERS

SUSAN B. KERLEY  Indefinite;                      President, Strategic                  65        Trustee, Legg Mason
8/12/51          ECLIPSE TRUST: Chairman since    Management Advisors LLC (since                  Partners Funds, Inc.,
                 2005, and Trustee since 2000     1990)                                           since 1991 (59 portfolios)
                 (2 funds);
                 ECLIPSE FUNDS INC.: Chairman
                 since 2005 and Director since
                 1990 (21 funds);
                 ICAP FUNDS, INC.:  Chairman
                 and Director since 2006 (4
                 funds);
                 MAINSTAY TRUST: Chairman and
                 Board Member since 2007;
                 MAINSTAY FUNDS TRUST: Chairman
                 and Trustee since April 2009
                 (4 funds); and
                 MAINSTAY VP SERIES FUND, INC.:
                 Chairman and Director since
                 2007 (20 portfolios).
----------------------------------------------------------------------------------------------------------------------------
ALAN R. LATSHAW  Indefinite;                      Retired; Partner, Ernst &             65        Trustee, State Farm
3/27/51          ECLIPSE TRUST: Trustee and       Young LLP (2002 to 2003);                       Associates Funds Trusts
                 Audit Committee Financial        Partner, Arthur Andersen LLP                    since 2005 (4 portfolios);
                 Expert since 2007 (2 funds);     (1989 to 2002); Consultant to                   Trustee, State Farm Mutual
                 ECLIPSE FUNDS INC.: Director     the MainStay Funds Audit and                    Fund Trust since 2005 (15
                 and Audit Committee Financial    Compliance Committee (2004 to                   portfolios); Trustee,
                 Expert since 2007 (21 funds);    2006)                                           State Farm Variable
                 ICAP FUNDS, INC.:  Director                                                      Product Trust since 2005
                 and Audit Committee Financial                                                    (9 portfolios)
                 Expert since 2007 (4 funds);
                 MAINSTAY TRUST: Trustee and
                 Audit Committee Financial
                 Expert since 2006 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 and Audit Committee Financial
                 Expert since April 2009 (4
                 funds); and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director and Audit Committee
                 Financial Expert since 2007
                 (20 portfolios).
----------------------------------------------------------------------------------------------------------------------------





                                                   mainstayinvestments.com    43

                                                                                  NUMBER OF
                 TERM OF OFFICE,                                                  FUNDS IN FUND   OTHER
                 POSITION(S) HELD                                                 COMPLEX         DIRECTORSHIPS
NAME AND         WITH THE FUND COMPLEX AND        PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER
 ---------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED BOARD MEMBERS

PETER MEENAN     Indefinite;                      Independent Consultant;               65        None
12/5/41          ECLIPSE TRUST: Trustee since     President and Chief Executive
                 2002 (2 funds);                  Officer, Babson--United, Inc.
                 ECLIPSE FUNDS INC.: Director     (financial services firm)
                 since 2002 (21 funds);           (2000 to 2004); Independent
                 ICAP FUNDS, INC.:  Director      Consultant (1999 to 2000);
                 since 2006 (4 funds);            Head of Global Funds, Citicorp
                 MAINSTAY TRUST: Trustee since    (1995 to 1999)
                 2007 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since April 2009 (4 funds);
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 2007 (20
                 portfolios).
----------------------------------------------------------------------------------------------------------------------------
RICHARD H.       Indefinite;                      Managing Director, ICC Capital        65        None
NOLAN, JR.       ECLIPSE TRUST: Trustee since     Management;
11/16/46         2007 (2 funds);                  President--Shields/Alliance,
                 ECLIPSE FUNDS INC.: Director     Alliance Capital Management
                 since 2007 (21 funds);           (1994 to 2004)
                 ICAP FUNDS, INC.:  Director
                 since 2007 (4 funds);
                 MAINSTAY TRUST: Trustee since
                 2007 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since April 2009 (4 funds);
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 2006 (20
                 portfolios).
----------------------------------------------------------------------------------------------------------------------------
RICHARD S.       Indefinite;                      Chairman  and Chief Executive         65        None
TRUTANIC         ECLIPSE TRUST: Trustee since     Officer Somerset & Company
2/13/52          2007 (2 funds);                  (financial advisory firm)
                 ECLIPSE FUNDS INC.: Director     (since 2004); Managing
                 since 2007 (21 funds);           Director The Carlyle Group
                 ICAP FUNDS, INC.:  Director      (private investment firm)
                 since 2007 (4 funds);            (2002 to 2004); Senior
                 MAINSTAY TRUST: Trustee since    Managing Director, Partner and
                 1994 (14 funds);                 Board Member, Groupe Arnault
                 MAINSTAY FUNDS TRUST: Trustee    S.A. (private investment firm)
                 since April 2009 (4 funds);      (1999 to 2002)
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 2007 (20
                 portfolios).
----------------------------------------------------------------------------------------------------------------------------






44    MainStay MAP Fund

                                                                                  NUMBER OF
                 TERM OF OFFICE,                                                  FUNDS IN FUND   OTHER
                 POSITION(S) HELD                                                 COMPLEX         DIRECTORSHIPS
NAME AND         WITH THE FUND COMPLEX AND        PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER
 ---------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED BOARD MEMBERS

ROMAN L. WEIL    Indefinite;                      V. Duane Rath Professor               65        None
5/22/40          ECLIPSE TRUST:                   Emeritus of Accounting,
                 Trustee and Audit Committee      Chicago Booth School of
                 Financial Expert since 2007 (2   Business, University of
                 funds);                          Chicago; President, Roman L.
                 ECLIPSE FUNDS INC.: Director     Weil Associates, Inc.
                 and Audit Committee Financial    (consulting firm)
                 Expert since 2007 (21 funds);
                 ICAP FUNDS, INC.:  Director
                 and Audit Committee Financial
                 Expert since 2007 (4 funds);
                 MAINSTAY TRUST: Trustee and
                 Audit Committee Financial
                 Expert since 2007 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since April 2009 (4 funds);
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 1994 and Audit
                 Committee Financial Expert
                 since 2003 (20 portfolios).
----------------------------------------------------------------------------------------------------------------------------
JOHN A. WEISSER  Indefinite;                      Retired. Managing Director of         65        Trustee, Direxion Funds
                 ECLIPSE TRUST:                   Salomon Brothers, Inc. (1971                    (34 portfolios) and
10/22/41         Trustee since 2007 (2 funds);    to 1995)                                        Direxion Insurance Trust
                 ECLIPSE FUNDS INC.: Director                                                     (3 portfolios) since 2007;
                 since 2007 (21 funds);                                                           Trustee, Direxion Shares
                 ICAP FUNDS, INC.:  Director                                                      ETF Trust, since 2008 (22
                 since 2007 (4 funds);                                                            portfolios)
                 MAINSTAY TRUST: Trustee since
                 2007 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since April 2009 (4 funds);
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 1997 (20
                 portfolios).
----------------------------------------------------------------------------------------------------------------------------





                                                   mainstayinvestments.com    45

   At a meeting of the Board Members held on June 18, 2009, the following individuals were appointed to serve as Officers of the MainStay Group of Funds.


           POSITIONS(S)
           HELD
           WITH THE
NAME AND   FUNDS
DATE OF    AND LENGTH OF   PRINCIPAL OCCUPATION(S)
BIRTH      SERVICE         DURING PAST FIVE YEARS
 --------------------------------------------------------------------------------
OFFICERS

JACK R.    Treasurer and   Assistant Treasurer, New York Life Investment
BENIN-     Principal       Management Holdings LLC (since July 2008); Managing
TENDE      Financial and   Director, New York Life Investment Management LLC
5/12/64    Accounting      (since 2007); Treasurer and Principal Financial and
           Officer since   Accounting Officer, MainStay VP Series Fund, Inc. and
           2007            ICAP Funds, Inc. (since 2007), and MainStay Funds
                           Trust (since April 2009); Vice President, Prudential
                           Investments (2000 to 2007); Assistant Treasurer,
                           JennisonDryden Family of Funds, Target Portfolio
                           Trust, The Prudential Series Fund and American Skandia
                           Trust (2006 to 2007); Treasurer and Principal
                           Financial Officer, The Greater China Fund (2007)
---------------------------------------------------------------------------------
JEFFREY    Vice            Managing Director, Compliance (since 2009), Director
A.         President and   and Associate General Counsel, New York Life
ENGELSMAN  Chief           Investment Management LLC (2005 to 2008); Assistant
9/28/67    Compliance      Secretary, NYLIFE Distributors LLC (2006 to 2008);
           Officer since   Vice President and Chief Compliance Officer, ICAP
           January 2009    Funds, Inc. (since January 2009), and MainStay Funds
                           Trust (since April 2009); Assistant Secretary, The
                           MainStay Funds and ICAP Funds, Inc. (2006 to 2008);
                           Assistant Secretary, Eclipse Funds, Eclipse Funds,
                           Inc., and MainStay VP Series Fund, Inc. (2005 to
                           2008); Director and Senior Counsel, Deutsche Asset
                           Management (1999 to 2005)
---------------------------------------------------------------------------------
STEPHEN    President       President and Chief Operating Officer, NYLIFE
P. FISHER  since 2007      Distributors LLC (since 2008); Chairman of the Board,
2/22/59                    NYLIM Service Company (since 2008); Senior Managing
                           Director and Chief Marketing Officer, New York Life
                           Investment Management LLC (since 2005); Managing
                           Director--Retail Marketing, New York Life Investment
                           Management LLC (2003 to 2005); President, MainStay VP
                           Series Fund, Inc. and ICAP Funds, Inc. (since 2007),
                           and MainStay Funds Trust (since April 2009); Managing
                           Director, UBS Global Asset Management (1999 to 2003)
---------------------------------------------------------------------------------
SCOTT T.   Vice            Director, New York Life Investment Management LLC
HAR-       Presiden-       (including predecessor advisory organizations) (since
RINGTON    t -- Adminis-   2000); Executive Vice President, New York Life Trust
2/8/59     tration since   Company and New York Life Trust Company, FSB (since
           2005            2006); Vice President--Administration, MainStay VP
                           Series Fund, Inc. (since 2005), ICAP Funds, Inc.
                           (since 2006) and MainStay Funds Trust (since April
                           2009)
---------------------------------------------------------------------------------
MARGUER-   Chief Legal     Vice President, Associate General Counsel and
ITE E. H.  Officer since   Assistant Secretary, New York Life Insurance Company
MORRISON   2008 and        (since 2008); Managing Director, Associate General
3/26/56    Secretary       Counsel and Assistant Secretary, New York Life
           since 2004      Investment Management LLC (since 2004); Managing
                           Director and Secretary, NYLIFE Distributors LLC;
                           Secretary, NYLIM Service Company (since 2008);
                           Assistant Secretary, New York Life Investment
                           Management Holdings LLC (since 2008); Chief Legal
                           Officer (since 2008) and Secretary, MainStay VP Series
                           Fund, Inc. (since 2004), ICAP Funds, Inc. (since 2006)
                           and MainStay Funds Trust (since April 2009); Chief
                           Legal Officer--Mutual Funds and Vice President and
                           Corporate Counsel, The Prudential Insurance Company of
                           America (2000 to 2004)
---------------------------------------------------------------------------------




   * The Officers listed above are considered to be "interested persons" of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company. New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column captioned "Principal Occupation(s) During Past Five Years." Officers are elected annually by the Boards to serve a one year term.



46    MainStay MAP Fund

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MAINSTAY 130/30 CORE FUND
MAINSTAY 130/30 GROWTH FUND
MAINSTAY COMMON STOCK FUND
MAINSTAY EPOCH U.S. ALL CAP FUND
MAINSTAY EPOCH U.S. EQUITY FUND
MAINSTAY EQUITY INDEX FUND(1)
MAINSTAY GROWTH EQUITY FUND
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY MAP FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY U.S. SMALL CAP FUND

INCOME FUNDS
MAINSTAY 130/30 HIGH YIELD FUND
MAINSTAY CASH RESERVES FUND
MAINSTAY DIVERSIFIED INCOME FUND
MAINSTAY FLOATING RATE FUND
MAINSTAY GOVERNMENT FUND
MAINSTAY HIGH YIELD CORPORATE BOND FUND
MAINSTAY INDEXED BOND FUND
MAINSTAY INTERMEDIATE TERM BOND FUND
MAINSTAY MONEY MARKET FUND
MAINSTAY PRINCIPAL PRESERVATION FUND
MAINSTAY SHORT TERM BOND FUND
MAINSTAY TAX FREE BOND FUND

BLENDED FUNDS
MAINSTAY BALANCED FUND
MAINSTAY CONVERTIBLE FUND
MAINSTAY INCOME BUILDER FUND

INTERNATIONAL FUNDS
MAINSTAY 130/30 INTERNATIONAL FUND
MAINSTAY EPOCH GLOBAL CHOICE FUND
MAINSTAY EPOCH GLOBAL EQUITY YIELD FUND
MAINSTAY EPOCH INTERNATIONAL SMALL CAP FUND
MAINSTAY GLOBAL HIGH INCOME FUND
MAINSTAY ICAP GLOBAL FUND
MAINSTAY ICAP INTERNATIONAL FUND
MAINSTAY INTERNATIONAL EQUITY FUND


ASSET ALLOCATION FUNDS
MAINSTAY CONSERVATIVE ALLOCATION FUND
MAINSTAY GROWTH ALLOCATION FUND
MAINSTAY MODERATE ALLOCATION FUND
MAINSTAY MODERATE GROWTH ALLOCATION FUND

RETIREMENT FUNDS
MAINSTAY RETIREMENT 2010 FUND
MAINSTAY RETIREMENT 2020 FUND
MAINSTAY RETIREMENT 2030 FUND
MAINSTAY RETIREMENT 2040 FUND
MAINSTAY RETIREMENT 2050 FUND

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
NEW YORK, NEW YORK

SUBADVISORS

EPOCH INVESTMENT PARTNERS, INC.
NEW YORK, NEW YORK

INSTITUTIONAL CAPITAL LLC(2)
CHICAGO, ILLINOIS

MACKAY SHIELDS LLC(2)
NEW YORK, NEW YORK

MADISON SQUARE INVESTORS LLC(2)
NEW YORK, NEW YORK

MARKSTON INTERNATIONAL LLC
WHITE PLAINS, NEW YORK

WINSLOW CAPITAL MANAGEMENT, INC.
MINNEAPOLIS, MINNESOTA

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 800-MAINSTAY (624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.

                          Not part of the Annual Report

 ---------------------------------------------------
Not FDIC/NCUA Insured  Not a Deposit  May Lose Value





 ------------------------------------------------------
No Bank Guarantee  Not Insured by Any Government Agency
 ------------------------------------------------------




NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

mainstayinvestments.com                                       The MainStay Funds

(C) 2009 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-A017198         (RECYCLE LOGO)            MS283-09           MSMP11-12/09
                                                                          30

 (MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 MONEY MARKET FUND



                 Message from the President

                 and

                 Annual Report

                 October 31, 2009

MESSAGE FROM THE PRESIDENT

The 12-month period ended October 31, 2009, was generally positive for stock and bond investors alike. Signs that the economy was beginning to stabilize brought renewed hope to investors and helped generate a sharp turnaround in the stock market.

When the reporting period began, the stock and bond markets were still reacting to the government's massive bailout plan. Several new facilities were instituted to help restore market liquidity, and the Federal Reserve agreed to purchase various types of securities in a strategy known as quantitative easing.

On December 16, 2008, the Federal Open Market Committee lowered the federal funds target rate to a range between 0.0% and 0.25%. Over time, the markets responded favorably to the coordinated efforts of Congress, the Treasury Department, the Federal Deposit Insurance Corporation, the Federal Reserve and other central banks to address the credit crisis. The turning point for the U.S. stock market came in March 2009, when investors became convinced that the worst was over and an economic recovery was likely.

Domestic equities generally advanced for the remainder of the reporting period, with the strongest results coming from stocks that had been among the hardest hit when the market fell. Despite advances in some financial stocks, the financials sector as a whole declined during the reporting period.

International stocks advanced, with strong results in the materials sector as commodity prices recovered. As investors moved from defensive sectors to more cyclical stocks, utilities weakened but semiconductor companies recorded strong results.

In the fixed-income markets, higher-risk segments were particularly strong. High-yield bonds, floating-rate debt and emerging-market debt were generally strong performers. U.S. Treasury securities and high-grade corporate issues, which had been stellar performers in the first half of the reporting period, weakened as investors' appetite for risk increased.

To keep your investments on a solid footing in a shifting market environment, our portfolio managers pursued their respective investment objectives and strategies with confidence and determination. Although short-term variations are an inevitable part of investing, our portfolio managers know that long-term results are the ultimate measure of investment success.

Fortunately, after three calendar quarters of economic contraction, gross domestic product was once again positive in the third quarter of 2009. Corporate profits, while still below third-quarter 2008 levels, have advanced for three consecutive quarters. At MainStay Funds, we find this economic data encouraging, and we hope you do too.

At MainStay, we have long recommended that our clients get invested, stay invested and add to their investments over time. With prudent diversification, gradual portfolio adjustments and a long-term perspective, MainStay shareholders can maintain a positive outlook as they pursue their financial goals.

Sincerely,


/s/ STEPHEN P. FISHER


Stephen P. Fisher
President



                          Not part of the Annual Report

 (MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 MONEY MARKET FUND



                 MainStay Funds

                 Annual Report

                 October 31, 2009

TABLE OF CONTENTS


ANNUAL REPORT
---------------------------------------------

INVESTMENT AND PERFORMANCE COMPARISON       5
---------------------------------------------

PORTFOLIO MANAGEMENT DISCUSSION AND
ANALYSIS                                    9
---------------------------------------------

PORTFOLIO OF INVESTMENTS                   11
---------------------------------------------

FINANCIAL STATEMENTS                       15
---------------------------------------------

NOTES TO FINANCIAL STATEMENTS              20
---------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM                            25
---------------------------------------------

BOARD CONSIDERATION AND APPROVAL OF
MANAGEMENT AGREEMENT                       26
---------------------------------------------

FEDERAL INCOME TAX INFORMATION             30
---------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        30
---------------------------------------------

SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       30
---------------------------------------------

BOARD MEMBERS AND OFFICERS                 31

INVESTMENT AND PERFORMANCE COMPARISON(1) (UNAUDITED)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.

AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.


INVESTOR CLASS SHARES(2,3)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL              ONE     FIVE     TEN
TOTAL RETURNS              YEAR    YEARS    YEARS
-------------------------------------------------
                           0.12%    2.74%    2.62%

7-DAY CURRENT YIELD: 0.01%




(PERFORMANCE GRAPH)

                                                   AVERAGE LIPPER
                                 MAINSTAY MONEY     MONEY MARKET
                                   MARKET FUND          FUND
                                 --------------    --------------
10/31/99                              10000             10000
                                      10571             10552
                                      11039             10995
                                      11191             11127
                                      11258             11186
                                      11319             11242
                                      11568             11474
                                      12052             11939
                                      12617             12488
                                      12940             12815
10/31/09                              12956             12862





CLASS A SHARES(2)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL              ONE     FIVE     TEN
TOTAL RETURNS              YEAR    YEARS    YEARS
-------------------------------------------------
                           0.16%    2.76%    2.64%

7-DAY CURRENT YIELD: 0.01%




(PERFORMANCE GRAPH)

                                                   AVERAGE LIPPER
                                 MAINSTAY MONEY     MONEY MARKET
                                   MARKET FUND          FUND
                                 --------------    --------------
10/31/99                              25000             25000
                                      26428             26380
                                      27597             27488
                                      27978             27816
                                      28145             27965
                                      28297             28104
                                      28920             28684
                                      30130             29848
                                      31543             31221
                                      32379             32037
10/31/09                              32431             32155





CLASS B SHARES(2)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL              ONE     FIVE     TEN
TOTAL RETURNS              YEAR    YEARS    YEARS
-------------------------------------------------
                           0.12%    2.74%    2.62%

7-DAY CURRENT YIELD: 0.01%




(PERFORMANCE GRAPH)

                                                   AVERAGE LIPPER
                                 MAINSTAY MONEY     MONEY MARKET
                                   MARKET FUND          FUND
                                 --------------    --------------
10/31/99                              10000             10000
                                      10571             10552
                                      11039             10995
                                      11191             11127
                                      11258             11186
                                      11319             11242
                                      11568             11474
                                      12052             11939
                                      12617             12488
                                      12942             12815
10/31/09                              12957             12862



1. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price and reinvestment of dividend and capital gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes. Effective September 15, 2008, no minimum initial investment with no minimum subsequent investment is required for Class A shares of the Money Market Fund if all of your other accounts with any MainStay Fund contain Class A shares only. Additionally, please note that if at any time you hold any class of shares other than Class A shares of any MainStay Fund, your holdings in the Money Market Fund will immediately become subject to the applicable investment minimums, subsequent purchase minimums and subsequent conversion features. Investor Class shares and Class A, B and C shares are sold with no initial sales charge or contingent deferred sales charge ("CDSC") and have no annual 12b-1 fees. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreement, if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within the term of the agreement. Any recoupment amount is generally applied within a fiscal year. This agreement expires on February 28, 2011.

THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

CLASS C SHARES(2)--NO SALES CHARGES
--------------------------------------------------------------------------------


AVERAGE ANNUAL              ONE     FIVE     TEN
TOTAL RETURNS              YEAR    YEARS    YEARS
-------------------------------------------------
                           0.12%    2.74%    2.62%

7-DAY CURRENT YIELD: 0.01%




(PERFORMANCE GRAPH)

                                                   AVERAGE LIPPER
                                 MAINSTAY MONEY     MONEY MARKET
                                   MARKET FUND          FUND
                                 --------------    --------------
10/31/99                              10000             10000
                                      10571             10552
                                      11039             10995
                                      11191             11127
                                      11258             11186
                                      11319             11242
                                      11568             11474
                                      12052             11939
                                      12617             12488
                                      12942             12815
10/31/09                              12957             12862





 BENCHMARK PERFORMANCE                   ONE     FIVE     TEN
                                        YEAR    YEARS    YEARS
--------------------------------------------------------------------
Average Lipper money market fund(4)     0.36%    2.70%    2.55%



2. As of October 31, 2009, MainStay Money Market Fund had an effective 7-day yield of 0.01%, 0.01%, 0.01% and 0.01% for Investor Class, Class A, B and C shares, respectively. The 7-day current yield was 0.01%, 0.01%, 0.01% and 0.01% for Investor Class, Class A, B and C shares, respectively. These yields reflect certain expense limitations. Had these expense limitations not been in effect, the effective 7-day yield would have been -0.51%, -0.46%, -0.52% and -0.52% for Investor Class, Class A, B and C shares, respectively, and the 7-day current yield would have been -0.51% for Investor Class, -0.46% for Class A, -0.52% for Class B and -0.52% for Class C. The fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees. The current yield reflects the Fund's earnings better than does the Fund's total return.
3. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A Shares through February 27, 2008, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for Investor Class shares might have been lower.
4. The average Lipper money market fund is an equally weighted performance average adjusted for capital gains distributions and income dividends of all of the money market funds in the Lipper Universe. Lipper Inc., a wholly-owned subsidiary of Reuters Group PLC, is an independent monitor of mutual fund performance. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Lipper returns are unaudited. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

THE FOOTNOTE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



6    MainStay Money Market Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY MONEY MARKET FUND
(UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2009, to October 31, 2009, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2009, to October 31, 2009.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended October 31, 2009. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      5/1/09        10/31/09       PERIOD(1)        10/31/09        PERIOD(1)
INVESTOR CLASS SHARES          $1,000.00       $1,000.10        $2.02          $1,023.20         $2.04
--------------------------------------------------------------------------------------------------------

CLASS A SHARES                 $1,000.00       $1,000.10        $2.02          $1,023.20         $2.04
--------------------------------------------------------------------------------------------------------

CLASS B SHARES                 $1,000.00       $1,000.10        $2.02          $1,023.20         $2.04
--------------------------------------------------------------------------------------------------------

CLASS C SHARES                 $1,000.00       $1,000.10        $2.02          $1,023.20         $2.04
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (0.40% for Investor Class, Class A, Class B and Class C) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.


                                                    mainstayinvestments.com    7

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2009 (UNAUDITED)

(PORTFOLIO COMPOSITION PIE CHART)

COMMERCIAL PAPER                                 46.1
----------------                                 ----
U.S. Government & Federal Agencies              31.90
Repurchase Agreements                           11.20
Corporate Bonds                                  8.40
Asset-Backed Securities                          2.20
Yankee Bond                                      0.30
Liabilities in Excess of Cash and Other
  Assets                                        (0.10)





See Portfolio of Investments beginning on page 11 for specific holdings within these categories.



8    MainStay Money Market Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

QUESTIONS ANSWERED BY PORTFOLIO MANAGERS DAVID E. CLEMENT, CFA, AND THOMAS J. GIRARD OF NEW YORK LIFE INVESTMENTS,(1) THE FUND'S MANAGER.

HOW DID MAINSTAY MONEY MARKET FUND PERFORM RELATIVE TO ITS PEERS DURING THE 12 MONTHS ENDED OCTOBER 31, 2009?

As of October 31, 2009, MainStay Money Market Fund provided a 7-day current yield of 0.01% for Investor Class, Class A, Class B and Class C shares. As of the same date, the Fund provided a 7-day effective yield of 0.01% for all share classes. For the 12 months ended October 31, 2009, MainStay Money Market Fund returned 0.12% for Investor Class shares, 0.16% for Class A shares and 0.12% for Class B and Class C shares. All share classes underperformed the 0.36% return of the average Lipper(2) money market fund for the 12 months ended October 31, 2009.

WERE THERE CHANGES IN THE FUND'S PORTFOLIO MANAGEMENT DURING THE REPORTING
PERIOD?

Effective March 2, 2009, the Subadvisory Agreement between the Manager and MacKay Shields LLC, the Fund's Subadvisor, was terminated. At the same time, David E. Clement, CFA, and Thomas J. Girard of New York Life Investments became the Fund's portfolio managers and assumed day-to-day portfolio management responsibilities for the Fund.

WHAT FACTORS INFLUENCED THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

From November 2008 through early January 2009, the Fund maintained a shorter duration(3) than it normally would when interest rates are expected to fall in response to reduced market liquidity. This decision hurt performance relative to the Fund's Lipper peers during these months because interest rates fell. During the second half of the reporting period, we lengthened the Fund's duration, which helped the Fund's results relative to its peers when short-term interest rates rallied. Throughout the reporting period, the Fund benefited from active participation in the market for fixed- and floating-rate securities with government backing.

WHAT ECONOMIC AND MARKET FORCES AFFECTED THE FUND DURING THE REPORTING PERIOD?

The Federal Open Market Committee (FOMC) lowered its targeted federal funds rate to a range from 0% to 0.25% in December 2008. The FOMC's decision to maintain this low target range had a dramatic impact on short-term interest rates during the reporting period. The FOMC's decision kept short-term interest rates low, which in turn led to a lower yield for the Fund.

HOW DID YOU MANAGE THE FUND'S DURATION DURING THE REPORTING PERIOD?

As noted above, from November 2008 into early January 2009, the Fund maintained a duration that was shorter than the portfolio manager would normally have maintained when interest rates were expected to fall. This stance was maintained in response to reduced market liquidity. The FOMC's low federal funds target range influenced our decision to increase the Fund's duration during the second half of the reporting period. We lengthened the Fund's duration from approximately 30 to 40 days at the beginning of the reporting period to between 70 and 75 days at the end. This longer duration was beneficial to the Fund's performance.

WHICH POSITIONS WERE STRONG CONTRIBUTORS TO THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD?

During the reporting period, the Fund benefited from its exposure to government-backed securities. In the floating-rate security sector, the Fund invested in bonds backed by the Federal Deposit Insurance Corporation (FDIC), including issues from Bank of America, General Electric Capital and SunTrust Bank (all due December 2010).

In the fixed-rate sector, the Fund extended its duration by investing in short-term agency and

----------
AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information and changes in tax or currency laws or monetary policy. The Fund's principal investments include variable-rate notes, floaters and mortgage-related and asset-backed securities. If the Fund's Manager is incorrect about its expectations regarding changes in interest rates, its assessment of an issuer's creditworthiness or market conditions, the use of such investments could result in a loss. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule if interest rates fall, thereby reducing the value of the Fund's investments. If interest rates rise, less of the debt may be prepaid, which would cause the average bond maturity to rise and increase the potential for the Fund to lose money.

1. "New York Life Investments" is a service mark used by New York Life Investment Management LLC.
2. See footnote on page 6 for more information on Lipper Inc.
3. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

                                                    mainstayinvestments.com    9

Treasury coupon securities. This decision benefited the Fund's performance as the yield curve(4) flattened during the reporting period. Significant purchases during the reporting period included issues of the Federal Home Loan Bank (due October 2010), the Federal National Mortgage Association (Fannie Mae) (due October 2010), the Federal Farm Credit Bank (due May 2010) and the U.S. Treasury (due June 2010 and September 2010).

The Fund was also successful in adding yield during the period through investments in eligible first-pay tranches of some asset-backed transactions. Holdings in this area included issues of Honda, Volkswagen, Ford and Huntington Auto.

WERE THERE ANY SIGNIFICANT WEIGHTING CHANGES DURING THE REPORTING PERIOD?

During the reporting period, we increased the Fund's weightings in FDIC-backed floating-rate securities, fixed-rate short-term agency coupon securities and repurchase agreements. A notable decrease occurred in the commercial paper sector.


----------
4. The yield curve is a line that plots the yields of various securities of similar quality--typically U.S. Treasury issues--across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting. The money market yield curve is said to flatten when the difference between the short end and the long end of the curve decreases.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


10    MainStay Money Market Fund

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2009


                                       PRINCIPAL       AMORTIZED
                                          AMOUNT            COST
SHORT-TERM INVESTMENTS 100.5%+
----------------------------------------------------------------

ASSET-BACKED SECURITIES 1.3%
BMW Vehicle Lease Trust
  Series 2009-1, Class A1
  0.792%, due 6/15/10                $   457,721   $     457,721
Carmax Auto Owner Trust
  Series 2009-2, Class A1
  1.00%, due 11/15/10                  1,700,000       1,700,000
CIT Equipment Collateral
  Series 2009-VT1, Class A1
  1.22%, due 6/15/10 (a)               1,130,101       1,130,101
CNH Equipment Trust
  Series 2009-A, Class A1
  1.736%, due 4/15/10                     13,402          13,402
Ford Credit Auto Owner Trust
  Series 2009-B, Class A1
  0.988%, due 6/15/10 (a)                649,731         649,731
Honda Auto Receivables Owner
  Trust
  Series 2009-2, Class A1
  1.318%, due 5/17/10                    480,063         480,063
Huntington Auto Trust
  Series 2009-1A, Class A1
  1.989%, due 4/15/10 (a)                518,392         518,392
Nissan Auto Lease Trust
  Series 2009-A, Class A1
  1.043%, due 6/15/10                    687,109         687,109
Nissan Auto Receivables Owner
  Trust
  Series 2009-A, Class A1
  1.764%, due 4/15/10                    901,948         901,948
Volkswagen Auto Lease Trust
  Series 2009-A, Class A1
  1.452%, due 5/17/10                    284,246         284,246
                                                   -------------
                                                       6,822,713
                                                   -------------

COMMERCIAL PAPER 57.0%
Abbot Laboratories
  0.08%, due 11/30/09 (a)(b)           5,000,000       4,999,678
Avery Dennison Corp.
  0.23%, due 11/2/09 (a)(b)            3,500,000       3,499,978
Basin Electric Power
  Cooperative
  0.20%, due 11/3/09 (a)(b)            5,000,000       4,999,944
BNP Paribas Finance, Inc.
  0.18%, due 11/9/09 (b)               5,500,000       5,499,780
  0.18%, due 11/12/09 (b)              5,500,000       5,499,697
BP Capital Markets PLC
  0.90%, due 11/3/09 (a)(b)            7,000,000       6,999,650
Brown-Forman Corp.
  0.16%, due 11/13/09 (a)(b)           3,500,000       3,499,813
  0.22%, due 1/5/10 (a)(b)             3,350,000       3,348,669
Campbell Soup Co.
  0.19%, due 11/3/09 (a)(b)            5,400,000       5,399,943
  0.50%, due 4/29/10 (a)(b)            4,000,000       3,990,056
  0.60%, due 7/30/10 (a)(b)            3,500,000       3,484,192
Cargill, Inc.
  0.11%, due 11/4/09 (a)(b)            9,000,000       8,999,917
  0.14%, due 11/13/09 (a)(b)           7,000,000       6,999,673
Clorox Co. (The)
  0.20%, due 11/5/09 (a)(b)            1,000,000         999,978
Coca-Cola Co. (The)
  0.12%, due 11/19/09 (a)(b)           4,600,000       4,599,724
  0.15%, due 11/16/09 (a)(b)           6,000,000       5,999,625
Colgate Palmolive Co.
  0.10%, due 11/10/09 (a)(b)           4,000,000       3,999,900
Deutsche Bank Financial LLC
  0.14%, due 11/30/09 (b)              5,000,000       4,999,436
Devon Energy Corp.
  0.20%, due 11/12/09 (a)(b)           2,700,000       2,699,835
Diageo Capital PLC
  0.27%, due 11/23/09 (a)(b)           3,400,000       3,399,439
Duke Energy Corp.
  0.28%, due 11/12/09 (a)(b)           1,250,000       1,249,893
Dupont EI De Nemours Co.
  0.12%, due 11/19/09 (a)(b)           5,100,000       5,099,694
Export Development Corp.
  0.85%, due 11/9/09 (b)              11,100,000      11,097,903
FPL Group, Inc.
  0.12%, due 11/2/09 (a)(b)            3,900,000       3,899,987
  0.14%, due 11/5/09 (a)(b)            4,000,000       3,999,938
General Electric Capital
  Corp.
  0.12%, due 11/18/09 (b)              7,000,000       6,999,603
GlaxoSmithKline Finance PLC
  0.12%, due 11/25/09 (a)(b)          10,000,000       9,999,200
  0.14%, due 11/4/09 (a)(b)            4,000,000       3,999,953
Honeywell International, Inc.
  0.13%, due 12/14/09 (a)(b)           1,500,000       1,499,767
  0.14%, due 12/21/09 (a)(b)           1,000,000         999,806
  0.70%, due 11/2/09 (a)(b)           10,000,000       9,999,806
JPMorgan Chase Funding, Inc.
  0.16%, due 11/18/09 (a)(b)           6,750,000       6,749,490
  0.18%, due 11/4/09 (a)(b)            5,000,000       4,999,925
Merck & Co., Inc.
  0.13%, due 11/20/09 (a)(b)           7,000,000       6,999,520
  0.13%, due 12/14/09 (a)(b)           7,000,000       6,998,913
Northern Il Gas Corp.
  0.10%, due 11/2/09 (b)               6,900,000       6,899,981
NSTAR Electric Co.
  0.11%, due 11/4/09 (b)               2,000,000       1,999,982
  0.11%, due 11/16/09 (b)              5,700,000       5,699,739


+ Percentages indicated are based on Fund net assets.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              11

                                       PRINCIPAL       AMORTIZED
                                          AMOUNT            COST
SHORT-TERM INVESTMENTS (CONTINUED)
COMMERCIAL PAPER (CONTINUED)
Paccar Financial Corp.
  0.12%, due 11/13/09 (b)            $ 2,900,000   $   2,899,884
  0.12%, due 11/17/09 (b)              5,000,000       4,999,733
  0.13%, due 11/5/09 (b)               5,000,000       4,999,928
PepsiAmericas, Inc.
  0.15%, due 11/9/09 (a)(b)            6,000,000       5,999,800
  0.15%, due 11/16/09 (a)(b)           6,000,000       5,999,625
Pitney Bowes, Inc.
  0.10%, due 11/12/09 (a)(b)           2,000,000       1,999,939
Private Export Funding Corp.
  0.10%, due 11/13/09 (a)(b)           6,000,000       5,999,800
Procter & Gamble Co.
  0.22%, due 11/10/09 (a)(b)           8,000,000       7,999,560
  0.24%, due 11/20/09 (a)(b)           3,000,000       2,999,620
Roche Holding, Inc.
  0.10%, due 11/6/09 (a)(b)            4,500,000       4,499,937
Siemens Capital Co. LLC
  0.11%, due 11/3/09 (a)(b)            2,150,000       2,149,987
  0.11%, due 11/12/09 (a)(b)           1,500,000       1,499,950
  0.11%, due 11/23/09 (a)(b)           8,000,000       7,999,462
Societe Generale North
  America, Inc.
  0.15%, due 11/5/09 (b)               6,000,000       5,999,900
  0.18%, due 11/6/09 (b)               5,000,000       4,999,875
Southern Co. Funding Corp.
  0.11%, due 11/23/09 (a)(b)           4,700,000       4,699,684
  0.13%, due 11/2/09 (a)(b)              500,000         499,998
  0.13%, due 11/17/09 (a)(b)           7,000,000       6,999,596
Transocean, Ltd.
  0.28%, due 11/24/09 (a)(b)           3,500,000       3,499,374
United Parcel Service, Inc.
  0.10%, due 12/1/09 (a)(b)            5,750,000       5,749,521
Wal-Mart Stores, Inc.
  0.10%, due 11/4/09 (a)(b)            2,890,000       2,889,976
  0.10%, due 11/10/09 (a)(b)           3,100,000       3,099,923
  0.10%, due 12/7/09 (a)(b)            3,780,000       3,779,622
Wisconsin Energy Corp.
  0.20%, due 11/6/09 (a)(b)            3,800,000       3,799,894
                                                   -------------
                                                     299,176,615
                                                   -------------

CORPORATE BONDS 8.0%
Bank of America Corp.
  0.848%, due 12/2/10 (c)(d)           1,000,000       1,006,492
Bank of America N.A.
  0.33%, due 9/13/10 (c)(d)            4,875,000       4,875,000
Citigroup, Inc.
  0.859%, due 12/9/10 (c)(d)           4,000,000       4,027,396
General Electric Capital
  Corp.
  0.379%, due 3/11/11 (c)(d)           3,250,000       3,250,000
  0.939%, due 12/9/10 (c)(d)           2,000,000       2,016,413
Goldman Sachs Group, Inc.
  (The)
  4.50%, due 6/15/10                   3,400,000       3,478,665
International Bank for
  Reconstruction &
  Development (Discount Note)
  0.174%, due 11/17/09 (b)             7,000,000       6,999,471
Keycorp
  0.949%, due 12/15/10 (c)(d)          5,000,000       5,041,055
Praxair, Inc.
  0.477%, due 5/26/10 (c)              3,700,000       3,700,000
Roche Holdings, Inc.
  1.393%, due 2/25/10 (a)(c)           5,500,000       5,500,000
SunTrust Bank
  0.945%, due 12/16/10 (c)(d)          1,750,000       1,764,981
                                                   -------------
                                                      41,659,473
                                                   -------------

REPURCHASE AGREEMENT 6.0%
SG Americas Securities LLC
  0.07%, dated 10/30/09
  due 11/2/09
  Proceeds at Maturity
  $31,641,185 (Collateralized
  by a U.S. Treasury Bill,
  with a rate of 4.50% and a
  maturity date of 2/15/36,
  with a Principal Amount of
  $31,194,400 and a Market
  Value of $32,771,073)               31,641,000      31,641,000
                                                   -------------


U.S. GOVERNMENT & FEDERAL AGENCIES 27.8%
Federal Farm Credit Bank
  0.164%, due 7/28/10 (c)              6,000,000       6,000,000
  1.05%, due 3/18/10                   6,500,000       6,499,634
  2.75%, due 5/4/10                    2,000,000       2,020,165
  5.25%, due 9/13/10                   4,625,000       4,810,257
Federal Farm Credit Bank
  (Discount Note)
  0.40%, due 5/3/10 (b)                4,000,000       3,991,867
Federal Home Loan Bank
  0.173%, due 3/26/10 (c)              4,945,000       4,945,146
  0.396%, due 2/19/10 (c)              7,250,000       7,252,869
  0.50%, due 10/29/10                  3,500,000       3,500,000
  0.55%, due 8/4/10                    3,000,000       3,000,976
  0.60%, due 6/15/10                   4,000,000       4,004,352
  0.60%, due 6/25/10                  10,000,000      10,006,721
  0.68%, due 7/2/10                    4,000,000       4,000,000
  0.70%, due 6/23/10                   4,500,000       4,500,000
  0.80%, due 4/23/10                   6,000,000       6,000,000
  1.05%, due 2/26/10                   4,000,000       3,999,766
  1.10%, due 3/16/10                   6,500,000       6,497,307
Federal Home Loan Bank
  (Discount Notes)
  0.41%, due 4/27/10 (b)               1,000,000         997,984
  0.82%, due 12/4/09 (b)               6,925,000       6,919,795




12    MainStay Money Market Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                       PRINCIPAL       AMORTIZED
                                          AMOUNT            COST
SHORT-TERM INVESTMENTS (CONTINUED)
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
Federal Home Loan Mortgage
  Corporation
  2.875%, due 6/28/10                $ 2,000,000   $   2,032,043
Federal Home Loan Mortgage
  Corporation (Discount Note)
  0.20%, due 11/9/09 (b)               5,300,000       5,299,764
Federal National Mortgage
  Association
  2.875%, due 10/12/10                 2,000,000       2,045,053
  3.25%, due 2/10/10                   4,000,000       4,024,211
  4.125%, due 5/15/10                  4,400,000       4,489,929
United States Treasury Bills
  0.24%, due 7/15/10 (b)                 700,000         698,805
  0.295%, due 4/1/10 (b)               1,000,000         998,763
  0.305%, due 12/17/09 (b)             2,000,000       1,999,220
  0.41%, due 6/10/10 (b)               3,000,000       2,992,449
  0.478%, due 7/29/10 (b)              3,800,000       3,786,605
United States Treasury Notes
  1.50%, due 10/31/10                  6,200,000       6,266,969
  2.00%, due 9/30/10                   9,200,000       9,334,445
  2.375%, due 8/31/10                  3,400,000       3,457,213
  2.875%, due 6/30/10                  4,000,000       4,059,156
  3.50%, due 11/15/09                  5,500,000       5,506,819
                                                   -------------
                                                     145,938,283
                                                   -------------

YANKEE BOND 0.4% (E)
Procter & Gamble
  International Funding SCA
  0.525%, due 2/8/10 (c)               1,950,000       1,950,000
                                                   -------------

Total Short-Term Investments
  (Amortized Cost
  $527,188,084) (f)                        100.5%    527,188,084
Liabilities in Excess of
  Cash and Other Assets                     (0.5)     (2,544,045)
                                           -----    ------------
Net Assets                                 100.0%  $ 524,644,039
                                           =====    ============





(a)  May be sold to institutional investors
     only under Rule 144A or securities
     offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(b)  Interest rate presented is yield to
     maturity.
(c) Floating rate. Rate shown is the rate in effect at October 31, 2009.
(d)  The debt is guaranteed under the Federal
     Deposit Insurance Corporation (FDIC)
     Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States. The expiration date of the FDIC's guarantee is the earlier of the maturity date of the debt or June 30, 2012.
(e)  Yankee Bond - dollar-denominated bond
     issued in the United States by a foreign bank or corporation.
(f)  The cost stated also represents the
     aggregate cost for federal income tax
     purposes.


The following is a summary of the fair valuations according to the inputs used as of October 31, 2009, for valuing the Fund's assets.

ASSET VALUATION INPUTS


                                                     QUOTED
                                                  PRICES IN
                                                     ACTIVE    SIGNIFICANT
                                                MARKETS FOR          OTHER     SIGNIFICANT
                                                  IDENTICAL     OBSERVABLE    UNOBSERVABLE
                                                     ASSETS         INPUTS          INPUTS
 DESCRIPTION                                      (LEVEL 1)      (LEVEL 2)       (LEVEL 3)           TOTAL
 Investments in Securities
 Short-Term Investments
  Asset-Backed Securities                        $       --   $  6,822,713      $       --    $  6,822,713
  Commercial Paper                                       --    299,176,615              --     299,176,615
  Corporate Bonds                                        --     41,659,473              --      41,659,473
  Repurchase Agreement                                   --     31,641,000              --      31,641,000
  U.S. Government & Federal Agencies                     --    145,938,283              --     145,938,283
  Yankee Bond                                            --      1,950,000              --       1,950,000
                                                 ----------   ------------      ----------    ------------
 Total Investments in Securities                        $--   $527,188,084             $--    $527,188,084
                                                 ==========   ============      ==========    ============




 At October 31, 2009, the Portfolio did not hold any investments with significant unobservable inputs (Level 3).


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13

The table below sets forth the diversification of the Money Market Fund investments by industry.

INDUSTRY DIVERSIFICATION (UNAUDITED)


                                   AMORTIZED
                                        COST    PERCENT(+)
Agriculture                     $ 15,999,590           3.1%
Automobile ABS                     5,679,210           1.1
Banks                             58,941,692          11.2
Beverages                         32,846,695           6.3
Chemicals                          8,799,694           1.7
Cosmetics & Personal Care         16,949,080           3.2
Diversified Financial Services    45,164,514           8.6
Electric                          37,848,655           7.2
Food                              12,874,191           2.5
Gas                                6,899,981           1.3
Health Care--Services              9,999,937           1.9
Household Products & Wares         4,499,956           0.9
Miscellaneous--Manufacturing      24,148,778           4.6
Multi-National                     6,999,471           1.3
Office & Business Equipment        1,999,939           0.4
Oil & Gas                         13,198,859           2.5
Other ABS                          1,143,503           0.2
Pharmaceuticals                   18,998,111           3.6
Repurchase Agreement              31,641,000           6.0
Retail                             9,769,521           1.9
Sovereign                         11,097,903           2.1
Transportation                     5,749,521           1.1
U.S. Government & Agencies       145,938,283          27.8
                                ------------         -----
                                 527,188,084         100.5
Liabilities in Excess of  Cash
  and Other Assets                (2,544,045)         (0.5)
                                ------------         -----
Net Assets                      $524,644,039         100.0%
                                ============         =====





+    Percentages indicated are based on Fund
     net assets.





14    MainStay Money Market Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2009


ASSETS:
Investment in securities, at value
  (amortized cost $527,188,084)      $527,188,084
Cash                                          135
Receivables:
  Fund shares sold                      2,002,700
  Interest                                592,511
  Manager (See Note 3)                     18,239
Other assets                               36,933
                                     ------------
     Total assets                     529,838,602
                                     ------------
LIABILITIES:
Payables:
  Fund shares redeemed                  3,110,185
  Investment securities purchased       1,700,000
  Transfer agent (See Note 3)             253,793
  Shareholder communication                73,338
  Professional fees                        39,941
  Custodian                                 9,738
  Trustees                                  2,288
Accrued expenses                            5,139
Dividend payable                              141
                                     ------------
     Total liabilities                  5,194,563
                                     ------------
Net assets                           $524,644,039
                                     ============
COMPOSITION OF NET ASSETS:
Share of beneficial interest
  outstanding
  (par value of $.01 per share)
  unlimited number of shares
  authorized                         $  5,246,259
Additional paid-in capital            519,382,574
                                     ------------
                                      524,628,833
Accumulated undistributed net
  investment income                        15,206
                                     ------------
Net assets                           $524,644,039
                                     ============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $ 67,220,369
                                     ============
Shares of beneficial interest
  outstanding                          67,219,672
                                     ============
Net asset value and offering price
  per share outstanding              $       1.00
                                     ============
CLASS A
Net assets applicable to
  outstanding shares                 $279,765,967
                                     ============
Shares of beneficial interest
  outstanding                         279,762,399
                                     ============
Net asset value and offering price
  per share outstanding              $       1.00
                                     ============
CLASS B
Net assets applicable to
  outstanding shares                 $144,463,527
                                     ============
Shares of beneficial interest
  outstanding                         144,451,925
                                     ============
Net asset value and offering price
  per share outstanding              $       1.00
                                     ============
CLASS C
Net assets applicable to
  outstanding shares                 $ 33,194,176
                                     ============
Shares of beneficial interest
  outstanding                          33,191,876
                                     ============
Net asset value and offering price
  per share outstanding              $       1.00
                                     ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2009


INVESTMENT INCOME:
INCOME:
  Interest                            $ 3,901,618
                                      -----------
EXPENSES:
  Manager (See Note 3)                  2,745,389
  Transfer agent--Investor Class
     (See Note 3)                         258,367
  Transfer agent--Class A (See Note
     3)                                   431,909
  Transfer agent--Classes B and C
     (See Note 3)                         754,519
  Insurance guarantee (See Note 7)        233,073
  Shareholder communication               199,571
  Professional fees                       160,783
  Registration                            123,819
  Custodian                                31,452
  Trustees                                 28,279
  Miscellaneous                            32,058
                                      -----------
     Total expenses before waiver       4,999,219
  Expense waiver from Manager (See
     Note 3)                           (2,048,742)
                                      -----------
     Net expenses                       2,950,477
                                      -----------
Net investment income                     951,141
                                      -----------
REALIZED GAIN ON INVESTMENTS:
Net realized gain on investments            4,423
                                      -----------
Net increase in net assets resulting
  from operations                     $   955,564
                                      ===========






16    MainStay Money Market Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED OCTOBER 31, 2009 AND OCTOBER 31, 2008


                                       2009            2008
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income        $     951,141   $  16,314,511
 Net realized gain on
  investments                         4,423          34,557
                              -----------------------------
 Net increase in net assets
  resulting from operations         955,564      16,349,068
                              -----------------------------

Dividends to shareholders:
 From net investment
  income:
    Investor Class                  (88,466)       (631,850)
    Class A                        (568,332)     (9,843,192)
    Class B                        (218,829)     (4,649,885)
    Class C                         (63,098)     (1,202,040)
                              -----------------------------
 Total dividends to
  shareholders                     (938,725)    (16,326,967)
                              -----------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                        405,818,659     782,086,058
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends         882,086      15,282,265
 Cost of shares redeemed       (571,445,207)   (668,002,065)
                              -----------------------------
    Increase (decrease) in
     net assets derived from
     capital share
     transactions              (164,744,462)    129,366,258
                              -----------------------------
    Net increase (decrease)
     in net assets             (164,727,623)    129,388,359

NET ASSETS:
Beginning of year               689,371,662     559,983,303
                              -----------------------------
End of year                   $ 524,644,039   $ 689,371,662
                              =============================
Accumulated undistributed
 (distributions in excess
 of) net investment income
 at end of year               $      15,206   $      (1,633)
                              =============================





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              17

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                  INVESTOR CLASS
                                          -----------------------------
                                                           FEBRUARY 28,
                                                              2008**
                                           YEAR ENDED         THROUGH
                                          OCTOBER 31,       OCTOBER 31,

                                          -----------------------------
                                              2009             2008
Net asset value at beginning of period      $  1.00           $  1.00
                                            -------           -------
Net investment income                          0.00 ++           0.01
Net realized and unrealized gain on
  investments                                  0.00 ++           0.00 ++
                                            -------           -------
Total from investment operations               0.00 ++           0.01
                                            -------           -------
Less dividends and distributions:
  From net investment income                  (0.00)++          (0.01)
  From net realized gain on investments          --                --
                                            -------           -------
Total dividends and distributions             (0.00)++          (0.01)
                                            -------           -------
Net asset value at end of period            $  1.00           $  1.00
                                            =======           =======
Total investment return                        0.12%             1.24%(a)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                        0.13%             1.67%++
  Net expenses                                 0.50%             0.80%++
  Expenses (before waiver)                     0.95%             0.88%++
Net assets at end of period (in 000's)      $67,220           $72,721




                                                     CLASS B
                            --------------------------------------------------------
                                             YEAR ENDED OCTOBER 31,

                            --------------------------------------------------------
                              2009        2008        2007        2006        2005
Net asset value at
  beginning of period       $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
                            --------    --------    --------    --------    --------
Net investment income           0.00 ++     0.03        0.05        0.04        0.02
Net realized and
  unrealized gain on
  investments                   0.00 ++     0.00 ++     0.00 ++     0.00 ++     0.00 ++
                            --------    --------    --------    --------    --------
Total from investment
  operations                    0.00 ++     0.03        0.05        0.04        0.02
                            --------    --------    --------    --------    --------
Less dividends and
  distributions:
  From net investment
     income                    (0.00)++    (0.03)      (0.05)      (0.04)      (0.02)
  From net realized gain
     on investments               --          --          --          --          --
                            --------    --------    --------    --------    --------
Total dividends and
  distributions                (0.00)++    (0.03)      (0.05)      (0.04)      (0.02)
                            --------    --------    --------    --------    --------
Net asset value at end of
  period                    $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
                            ========    ========    ========    ========    ========
Total investment return         0.12%       2.57%       4.69%       4.18%       2.20%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income         0.14%       2.54%       4.59%       4.14%       2.21%
  Net expenses                  0.51%       0.76%       0.70%       0.70%       0.70%
  Expenses (before waiver)      0.95%       0.84%       0.83%       0.93%       0.99%
Net assets at end of
  period (in 000's)         $144,464    $187,237    $176,753    $189,216    $246,104




**   Commencement of operations.
++   Annualized.
++   Less than one cent per share.
(a)  Total return is not annualized.





18    MainStay Money Market Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                               CLASS A
      --------------------------------------------------------



                       YEAR ENDED OCTOBER 31,

      --------------------------------------------------------
        2009        2008        2007        2006        2005
      $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
      --------    --------    --------    --------    --------
          0.00 ++     0.03        0.05        0.04        0.02
          0.00 ++     0.00 ++     0.00 ++     0.00 ++     0.00 ++
      --------    --------    --------    --------    --------
          0.00 ++     0.03        0.05        0.04        0.02
      --------    --------    --------    --------    --------

         (0.00)++    (0.03)      (0.05)      (0.04)      (0.02)
            --          --          --          --          --
      --------    --------    --------    --------    --------
         (0.00)++    (0.03)      (0.05)      (0.04)      (0.02)
      --------    --------    --------    --------    --------
      $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
      ========    ========    ========    ========    ========
          0.16%       2.65%       4.69%       4.18%       2.20%

          0.18%       2.65%       4.59%       4.14%       2.21%
          0.47%       0.68%       0.70%       0.70%       0.70%
          0.73%       0.71%       0.83%       0.93%       0.99%
      $279,766    $372,956    $346,960    $260,642    $205,154




                            CLASS C
      ---------------------------------------------------
                     YEAR ENDED OCTOBER 31,

      ---------------------------------------------------
        2009       2008       2007       2006       2005
      $  1.00    $  1.00    $  1.00    $  1.00    $  1.00
      -------    -------    -------    -------    -------
         0.00 ++    0.03       0.05       0.04       0.02
         0.00 ++    0.00 ++    0.00 ++    0.00 ++    0.00 ++
      -------    -------    -------    -------    -------
         0.00 ++    0.03       0.05       0.04       0.02
      -------    -------    -------    -------    -------

        (0.00)++   (0.03)     (0.05)     (0.04)     (0.02)
           --         --         --         --         --
      -------    -------    -------    -------    -------
        (0.00)++   (0.03)     (0.05)     (0.04)     (0.02)
      -------    -------    -------    -------    -------
      $  1.00    $  1.00    $  1.00    $  1.00    $  1.00
      =======    =======    =======    =======    =======
         0.12%      2.57%      4.69%      4.18%      2.20%

         0.15%      2.51%      4.59%      4.14%      2.21%
         0.52%      0.76%      0.70%      0.70%      0.70%
         0.95%      0.83%      0.83%      0.93%      0.99%
      $33,194    $56,458    $36,270    $23,306    $20,426




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              19

NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of fourteen funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay Money Market Fund (the "Fund"), a diversified fund.

The Fund currently offers four classes of shares. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on May 1, 1986. Class C shares commenced operations on September 1, 1998. Investor Class shares commenced operations on February 28, 2008. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The four classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and bear the same conditions.

The Fund's investment objective is to seek as high a level of current income while preserving capital and maintaining liquidity.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) VALUATION OF FUND SHARES. The Fund seeks to maintain a net asset value ("NAV") of $1.00 per share, although there is no assurance that it will be able to do so on a continuous basis, and it has adopted certain investment, portfolio and dividend and distribution policies designed to enable it to do as such. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

(B) SECURITIES VALUATION. Securities are valued at their amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date.

"Fair Value" is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

- Level 1--quoted prices in active markets for identical investments

- Level 2--other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

- Level 3--significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of October 31, 2009, for the Fund's investments is included at the end of the Fund's Portfolio of Investments.

The valuation techniques that might have been used by the Fund to measure fair value during the year ended October 31, 2009, maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund may have utilized some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets. For the year ended October 31, 2009, there have been no changes to the fair value methodologies.

(C) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code") applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.



20    Mainstay Money Market Fund

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is "more likely than not" to be sustained assuming examination by taxing authorities. Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Fund's financial statements. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund declares dividends of net investment income daily and the Fund pays them monthly and declares and pays distribution of net realized capital gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at NAV, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America.

(E) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued daily and discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative NAV on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H) REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager to be creditworthy, pursuant to guidelines established by the Fund's Board of Trustees. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(I) CONCENTRATION OF RISK. The Fund's principal investments include derivatives such as variable rate master demand notes, "floating-rate notes" and mortgage-related and asset-backed securities. If expectations about changes in interest rates, or assessments of an issuer's credit worthiness or market conditions are incorrect, the use of these types of investments could result in a loss.

The Fund also invests in securities of foreign issuers, which carry certain risks in addition to the usual risks inherent in domestic instruments. These risks include those resulting from future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws and restrictions. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(J) INDEMNIFICATIONS. Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

                                                   mainstayinvestments.com    21

Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER. New York Life Investment Management LLC ("New York Life Investments" or "Manager"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Fund is advised by New York Life Investments directly, without a subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows:
0.45% on assets up to $500 million, 0.40% on assets from $500 million to $1 billion, and 0.35% on assets in excess of $1 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement.

Effective August 1, 2009, New York Life Investments has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class (total ordinary operating expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage, and other transaction expenses relating to the purchase or sale of portfolio investments in which the Fund invests) do not exceed the following percentages of average daily net assets: Investor Class, 0.80%; Class A, 0.70%; Class B, 0.80% and Class C, 0.80%. The expense limitation agreement may be modified or terminated only with the approval of the Board of Trustees. Under the expense limitation agreement, New York Life Investments may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreement, if such action does not cause the Fund to exceed the existing expense limitations and the recoupment is made during the term of the agreement. Any recoupment amount is generally applied within a fiscal year. This expense limitation agreement was set to expire on July 31, 2010. On December 11, 2009, the Board of Trustees approved an extension of the agreement to February 28, 2011.

Prior to August 1, 2009, New York Life Investments had written expense limitation agreements that set the expense limitations for Investor Class, Class A, Class B and Class C shares at the same levels as the August 1, 2009 agreement.

From time to time, the Manager may limit expenses of the Fund to the extent it deems appropriate to enhance the yield of the Fund, or a particular class of the Fund, during periods when expenses have a significant impact on the yield of the Fund, or a particular class of the Fund, as applicable, because of low interest rates. This expense limitation policy is voluntary and in addition to any contractual arrangements that may be in place with respect to the Fund and described in the Fund's prospectus. It may be revised or terminated by the Manager at any time without notice.

For the year ended October 31, 2009, New York Life Investments earned fees from the Fund in the amount of $2,745,389 and waived its fees in the amount of $2,048,742.

State Street Bank and Trust Company ("State Street"), 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) CONTINGENT DEFERRED SALES CHARGE. Although the Fund does not assess a contingent deferred sales charge upon redemption of Class B or Class C shares of the Fund, the applicable contingent deferred sales charge will be assessed when shares were redeemed from the Fund if the shareholder previously exchanged his or her investment into the Fund from another Fund in the Trust. The Fund was advised that NYLIFE Distributors LLC (the "Distributor"), an indirect wholly owned subsidiary of New York Life, received from shareholders the proceeds from contingent deferred sales charges of Investor Class, Class A, Class B and Class C of $2,247, $15,217, $344,743 and $27,468, respectively for the year ended October 31, 2009.

(C) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("MainStay Investments"), an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MainStay Investments has entered into an agreement with Boston Financial Data Services, Inc. pursuant to which it performs certain services for which MainStay Investments is responsible. Transfer


22    Mainstay Money Market Fund
agent expenses incurred by the Fund for the year ended October 31, 2009, amounted to $1,444,795.

(D) MINIMUM BALANCE FEE. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a minimum balance fee on certain types of accounts. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20. These fees are included in transfer agent fees shown on the Statement of Operations.

(E) CAPITAL. At October 31, 2009, New York Life and its affiliates held beneficially shares of the Fund with the following values and percentages of net assets as follows:

Class A                             $610    0.0%++
-----------------------------------------------
Class C                              117    0.0++
-----------------------------------------------



++ Less than one-tenth of a percent.

(F) OTHER. Pursuant to the Management Agreement, a portion of the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments is payable directly by the Fund. For the year ended October 31, 2009, these fees, which are included in professional fees shown on the Statement of Operations, were $30,689.

NOTE 4--FEDERAL INCOME TAX:

As of October 31, 2009, the components of accumulated gain (loss) on a tax basis were as follows:

             ACCUMULATED       OTHER         UNREALIZED         TOTAL
 ORDINARY      CAPITAL       TEMPORARY      APPRECIATION     ACCUMULATED
  INCOME     GAIN (LOSS)    DIFFERENCES    (DEPRECIATION)    GAIN (LOSS)
 $15,347         $--           $(141)            $--           $15,206
------------------------------------------------------------------------



The following table discloses the current year reclassifications between accumulated undistributed net investment income and accumulated net realized gain on investments arising from permanent differences; net assets at October 31, 2009 are not affected.

   ACCUMULATED       ACCUMULATED
  UNDISTRIBUTED     NET REALIZED     ADDITIONAL
 NET INVESTMENT    GAIN (LOSS) ON      PAID-IN
  INCOME (LOSS)      INVESTMENTS       CAPITAL
     $4,423            $(4,423)          $--
-----------------------------------------------



The reclassifications for the Fund are primarily due to distribution redesignations.

The tax character of distributions paid during the years ended October 31, 2009 and October 31, 2008, shown in the Statement of Changes in Net Assets, was as follows:

                                   2009          2008
Distributions paid from:
  Ordinary Income              $938,725   $16,326,967
-----------------------------------------------------



NOTE 5--CUSTODIAN:

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 6--CAPITAL SHARE TRANSACTIONS:

 INVESTOR CLASS (AT $1 PER SHARE)          SHARES
Year ended October 31, 2009:
Shares sold                            65,903,696
Shares issued to shareholders in
  reinvestment of dividends                84,957
Shares redeemed                       (62,623,592)
                                      -----------
Net increase in shares outstanding
  before conversion                     3,365,061
Shares converted into Investor Class
  (See Note 1)                          5,050,264
Shares converted from Investor Class
  (See Note 1)                        (13,919,066)
                                      -----------
Net decrease                           (5,503,741)
                                      ===========
Period ended October 31, 2008 (a):
Shares sold                            69,342,767
Shares issued to shareholders in
  reinvestment of dividends               601,846
Shares redeemed                       (41,587,702)
                                      -----------
Net increase in shares outstanding
  before conversion                    28,356,911
Shares converted into Investor Class
  (See Note 1)                         57,346,493
Shares converted from Investor Class
  (See Note 1)                        (12,979,992)
                                      -----------
Net increase                           72,723,412
                                      ===========



(a) Investor Class shares were first offered on February 28, 2008.



                                                   mainstayinvestments.com    23

 CLASS A (AT $1 PER SHARE)                 SHARES
Year ended October 31, 2009:
Shares sold                           257,260,638
Shares issued to shareholders in
  reinvestment of dividends               533,055
Shares redeemed                      (360,583,179)
                                     ------------
Net decrease in shares outstanding
  before conversion                  (102,789,486)
Shares converted into Class A (See
  Note 1)                              14,106,124
Shares converted from Class A (See
  Note 1)                              (4,510,377)
                                     ------------
Net decrease                          (93,193,739)
                                     ============
Year ended October 31, 2008:
Shares sold                           516,333,756
Shares issued to shareholders in
  reinvestment of dividends             9,148,174
Shares redeemed                      (456,855,791)
                                     ------------
Net increase in shares outstanding
  before conversion                    68,626,139
Shares converted into Class A (See
  Note 1)                              14,555,219
Shares converted from Class A (See
  Note 1)                             (57,205,497)
                                     ------------
Net increase                           25,975,861
                                     ============




 CLASS B (AT $1 PER SHARE)                SHARES
Year ended October 31, 2009:
Shares sold                           51,857,844
Shares issued to shareholders in
  reinvestment of dividends              205,583
Shares redeemed                      (94,117,333)
                                     -----------
Net decrease in shares outstanding
  before conversion                  (42,053,906)
Shares converted from Class B (See
  Note 1)                               (726,945)
                                     -----------
Net decrease                         (42,780,851)
                                     ===========
Year ended October 31, 2008:
Shares sold                          104,815,056
Shares issued to shareholders in
  reinvestment of dividends            4,406,951
Shares redeemed                      (97,026,193)
                                     -----------
Net increase in shares outstanding
  before conversion                   12,195,814
Shares converted from Class B (See
  Note 1)                             (1,716,223)
                                     -----------
Net increase                          10,479,591
                                     ===========




 CLASS C (AT $1 PER SHARE)                 SHARES
Year ended October 31, 2009:
Shares sold                            30,796,481
Shares issued to shareholders in
  reinvestment of dividends                58,491
Shares redeemed                       (54,121,103)
                                      -----------
Net decrease                          (23,266,131)
                                      ===========
Year ended October 31, 2008:
Shares sold                            91,594,479
Shares issued to shareholders in
  reinvestment of dividends             1,125,294
Shares redeemed                       (72,532,379)
                                      -----------
Net increase                           20,187,394
                                      ===========



NOTE 7--MONEY MARKET GUARANTEE:

The Fund participated in the U.S. Treasury Department's Temporary Money Market Fund Guarantee Program (the "Program"). The Program sought to guarantee the NAV of certain shares of participating money market funds as of September 19, 2008. To the extent that funds were available in the Program, any shares held by an investor in the Fund as of the close of business September 19, 2008 were insured against loss during the duration of the Program, September 19, 2008 through September 18, 2009. The total cost of these payments equaled 0.04% of the applicable assets of the Fund. This expense is borne by the Fund without regard to any expense limitation currently in effect.

NOTE 8--OTHER MATTERS:

On May 27, 2009, New York Life Investments settled charges by the Securities and Exchange Commission ("SEC") relating to the MainStay Equity Index Fund (the "Equity Index Fund"), an S&P 500 index fund created in 1990 and sold through January 1, 2002, at which time it was closed to new investors and new investments. The Equity Index Fund is a series of the Trust and is managed by New York Life Investments. The settlement relates to the period from March 12, 2002 through June 30, 2004, during which time the SEC alleged that New York Life Investments failed to provide the Equity Index Fund's board with information necessary to evaluate the cost of a guarantee provided to shareholders of the Equity Index Fund, and that prospectus and other disclosures misrepresented that there was no charge to the Equity Index Fund or its shareholders for the guarantee. New York Life Investments, without admitting or denying the allegations, consented to the entry of an administrative cease and desist order finding violations of Sections 15(c) and 34(b) of the 1940 Act, Section 206(2) of the Investment Advisers Act of 1940, as amended, and requiring a civil penalty of $800,000, disgorgement of $3,950,075 (which represents a portion of its management fees relating to the Equity Index Fund for the relevant period) as well as interest of $1,350,709. These amounts, totaling approximately $6.101 million, are being distributed to shareholders who held shares of the Equity Index Fund between March 2002 and June 2004, without any material financial impact to New York Life Investments.

NOTE 9--SUBSEQUENT EVENTS:

In connection with the preparation of the financial statements of the Fund as of and for the fiscal year ended October 31, 2009, events and transactions subsequent to October 31, 2009 through December 23, 2009, the date the financial statements were issued, have been evaluated by the Fund's management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.



24    Mainstay Money Market Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Money Market Fund ("the Fund"), one of the funds constituting The MainStay Funds, as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Money Market Fund of The MainStay Funds as of October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

                                  /s/ KPMG LLP

Philadelphia, Pennsylvania
December 23, 2009


                                                   mainstayinvestments.com    25

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT (UNAUDITED)

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") requires that each mutual fund's board of trustees, including a majority of trustees who are not "interested persons" of the fund, as defined in the 1940 Act ("Independent Trustees"), annually review and approve the fund's investment advisory agreement. At its June 17-18, 2009 meeting, the Board of Directors/Trustees of the MainStay Group of Funds ("Board") unanimously approved the Management Agreement between the MainStay Money Market Fund ("Fund") and New York Life Investment Management LLC ("New York Life Investments").

In reaching its decision to approve the Agreement set forth above (the "Agreement"), the Board considered information prepared specifically in connection with the contract review process that took place at various meetings between December 2008 and June 2009, as well as information furnished to it throughout the year at regular and special Board meetings. Information requested by and provided to the Board specifically in connection with the contract review process included, among other things, reports on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting LLC ("Strategic Insight"), an independent third-party service provider engaged by the Board to report objectively on the Fund's investment performance, management fees and ordinary operating expenses. The Board also requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, and responses to several comprehensive lists of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board. Information provided to the Board at its meetings throughout the year included, among other things, detailed investment analytics reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received throughout the year, among other things, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In determining to approve the Agreement, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services to be provided to the Fund by New York Life Investments; (ii) the investment performance of the Fund and New York Life Investments; (iii) the costs of the services to be provided, and profits to be realized, by New York Life Investments and its affiliates from their relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund's management fee levels and overall total ordinary operating expenses, particularly as compared to similar funds and portfolios.

While individual members of the Board may have weighed certain factors differently, the Board's decision to approve the Agreement was based on a comprehensive consideration of all the information provided to the Board, including information provided to the Board throughout the year with respect to New York Life Investments and specifically in connection with the contract review processes. The Board's conclusions with respect to the Agreement also were based, in part, on the Board's consideration of the Agreement in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, and that the Fund's shareholders, having had the opportunity to consider alternative investment products and services, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board's decision to approve the Agreement is provided below.

NATURE, EXTENT AND QUALITY OF SERVICES TO BE PROVIDED BY NEW YORK LIFE
INVESTMENTS

In considering the approval of the Agreement, the Board examined the nature, extent and quality of the services that New York Life Investments proposed to provide to the Fund. The Board evaluated New York Life Investments' experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds and serves a variety of other investment advisory clients, including pooled investment vehicles, generally, and other money market funds specifically. The Board considered the experience of senior personnel at New York Life Investments providing investment advisory, management and administrative services to the Fund, as well as New York Life Investments' reputation and financial condition. In this regard, the Board considered the experience of the Fund's portfolio managers, the number of accounts managed by the portfolio managers and New York Life Investments' method for compensating portfolio managers. The Board considered New York Life Investments' performance in fulfilling its responsibilities for overseeing the Fund's legal and compliance environment, for overseeing compliance with the Fund's policies and investment objectives, and for implementing Board directives as they relate to the Fund. In addition, the Board noted that New York Life Investments also is responsible for paying all of the salaries and expenses for the Fund's officers. The Board also considered the benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the


26    Mainstay Money Market Fund
imposition of a sales charge, as described more fully in the Fund's prospectus.

As part of its considerations, the Board acknowledged New York Life Investments' recent settlement with the Securities and Exchange Commission ("SEC") concerning matters relating to the MainStay Equity Index Fund, including materials provided to the Board of Trustees of The MainStay Funds in 2002-2004 in connection with the annual review of that fund's management fee. The Board noted that, since this matter was first brought to the Board's attention in 2003, New York Life Investments had taken a number of steps to enhance the quality and completeness of information provided to the Board in connection with the Board's consideration of the MainStay Group of Funds' investment advisory contracts. The Board believes that New York Life Investments has taken appropriate actions in response to this matter.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund likely would continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments' experience, personnel, operations and resources.

INVESTMENT PERFORMANCE

In evaluating the Fund's investment performance, the Board considered investment performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board particularly considered the detailed investment analytics reports provided by New York Life Investments' Investment Consulting Group on the Fund throughout the year. These reports, which were prepared by New York Life Investments in consultation with the Board, include, among other things, information on the Fund's gross and net returns, the Fund's investment performance relative to relevant investment categories and Fund benchmarks, and the Fund's investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to similar mutual funds managed by other investment advisers.

In considering the Fund's investment performance, the Board gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund's investment performance, as well as discussions between the Fund's portfolio managers and the Board that occurred at meetings from time to time throughout the year and in previous years. The Board also considered any specific actions that New York Life Investments had taken, or had agreed with the Board to take, to enhance Fund investment performance, and the results of those actions. In considering the Fund's investment performance, the Board focused principally on the Fund's long-term performance track record.

The Board favorably noted that during the recent economic crisis the Fund experienced no liquidity concerns.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund's investment performance over time has been satisfactory. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Annual Report and in the Fund's prospectus.

COSTS OF THE SERVICES PROVIDED, AND PROFITS TO BE REALIZED, BY NEW YORK LIFE INVESTMENTS

The Board considered the costs of the services provided by New York Life Investments under the Agreement, and the profits expected to be realized by New York Life Investments and its affiliates due to their relationships with the Fund.

In evaluating the costs and profits of New York Life Investments and its affiliates due to their relationships with the Fund, the Board considered, among other things, New York Life Investments' investments in personnel, systems, equipment and other resources necessary to manage the Fund. The Board acknowledged that New York Life Investments must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that New York Life Investments' ability to maintain a strong financial position is important in order for New York Life Investments to continue to provide high-quality ongoing services to the Fund. The Board noted, for example, increased costs borne by New York Life Investments and its affiliates due to new and ongoing regulatory and compliance requirements. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

The Board also reviewed information from New York Life Investments and its affiliates regarding their estimated profitability due to their overall relationships with the Fund. The Board considered information illustrating the revenues and expenses of New York Life Investments allocated to the Fund.

The Board noted the difficulty in obtaining reliable comparative data about mutual fund managers' profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager's organization, the types of funds it manages, and the manager's capital structure and costs of capital. While recognizing the difficulty in evaluating a manager's profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability

                                                   mainstayinvestments.com    27
methodology presented by New York Life Investments to the Board with respect to the Fund was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments' affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund's transfer agent and distributor. The information provided to the Board indicated that the profitability to New York Life Investments and its affiliates arising directly from these other arrangements was not excessive. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the annual contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreement, the Board considered the profitability of New York Life Investments' relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreement, that the profits to be realized by New York Life Investments and its affiliates due to their relationships with the Fund are fair and reasonable.

EXTENT TO WHICH ECONOMIES OF SCALE MAY BE REALIZED AS THE FUND GROWS

The Board also considered whether the Fund's expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from New York Life Investments and Strategic Insight showing how the Fund's management fee hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. The Board noted the extent to which the Fund benefits from breakpoints, expense waivers or reimbursements. While recognizing that any precise determination of future economies of scale is necessarily subjective, the Board considered the extent to which New York Life Investments may realize a larger profit margin as the Fund's assets grow over time.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund's expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund's expense structure as the Fund grows over time.

MANAGEMENT FEES AND TOTAL ORDINARY OPERATING EXPENSES

The Board evaluated the reasonableness of the fees to be paid under the Agreement and the Fund's expected total ordinary operating expenses. The Board also considered the impact of the Fund's expense limitation arrangements pursuant to which New York Life Investments has agreed to limit the Fund's total ordinary operating expenses.

In assessing the reasonableness of the Fund's fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. The Board noted the impact of the recent economic crisis on the MainStay Group of Funds and, consistent with statements from SEC staff members and with published advice from Strategic Insight, the Board reviewed supplemental peer data that reflected more recent peer groupings based on relatively smaller asset sizes. In addition, the Board considered information provided by New York Life Investments on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account explanations from New York Life Investments about the different scope of services provided to retail mutual funds as compared with other investment advisory clients.

The Board noted that, outside of the Fund's management fee and the fees charged under a share class's Rule 12b-1 and/or shareholder services plans, a share class's most significant "other expenses" are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a "per-account" fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund's average net assets. The Board took into account information from New York Life Investments showing that the Fund's transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company ("NSC"), the Fund's transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board particularly considered representations from New York Life Investments that the MainStay Group of Funds' transfer agent fee structure is designed to allow NSC to provide transfer agent services to the Funds essentially "at cost," and that NSC historically has realized only very modest profitability from providing transfer agent services to the Funds.

The Board observed that, because the Fund's transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class's expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board noted that transfer agent fees are a significant portion of total expenses of many funds in the MainStay Group of


28    Mainstay Money Market Fund

Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tends to be greater than for other open-end retail funds because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board noted the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company ("New York Life") policyholders, who often maintain smaller account balances than other fund investors. The Board discussed measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including:
(i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) closing small accounts with balances below $500; (iv) since 2007, charging an annual $20.00 small account fee on accounts with balances below $1,000; (v) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts; and (vi) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors.

After considering all of the factors outlined above, the Board concluded that the Fund's management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board's overall conclusions regarding the Agreement, support a conclusion that these fees and expenses are reasonable.

CONCLUSION

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreement.


                                                   mainstayinvestments.com    29

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The dividends paid by the Fund during the fiscal year ended October 31, 2009, should be multiplied by 100.0% to arrive at the amount eligible for qualified interest income.

In February 2010, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 the federal tax status of the distributions received by shareholders in calendar year 2009. The amounts that will be reported on such 1099-DIV will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2009.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; or
(ii) on the SEC's website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782);
(ii) by visiting the Fund's website at mainstayinvestments.com; or (iii) on the SEC's website at www.sec.gov.


SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



30    Mainstay Money Market Fund

BOARD MEMBERS AND OFFICERS (UNAUDITED)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, Eclipse Funds, Eclipse Funds Inc., ICAP Funds, Inc. MainStay Funds Trust, and MainStay VP Series Fund, Inc.) (collectively, the "Fund Complex"), the Manager and when applicable, the Subadvisor(s). Each Board member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation upon reaching age 72. A Board Member reaching the age of 72 may continue for additional one-year periods with the approval of the Board's Nominating and Governance Committee.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782).

                                                                                  NUMBER OF
                 TERM OF OFFICE,                                                  FUNDS IN FUND   OTHER
                 POSITION(S) HELD                                                 COMPLEX         DIRECTORSHIPS
NAME AND         WITH THE FUND COMPLEX AND        PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER
 ---------------------------------------------------------------------------------------------------------------------------
INTERESTED BOARD MEMBER*

JOHN Y. KIM      Indefinite;                      Member of the Board of                65        None
9/24/60          ECLIPSE TRUST: Trustee since     Managers, President and Chief
                 2008 (2 funds);                  Executive Officer (since 2008)
                 ECLIPSE FUNDS INC.: Director     of New York Life Investment
                 since 2008 (21 funds);           Management LLC and New York
                 ICAP FUNDS, INC.: Director       Life Investment Management
                 since 2008 (4 funds);            Holdings LLC; Member of the
                 MAINSTAY TRUST: Trustee since    Board of Managers, MacKay
                 2008 (14 funds);                 Shields LLC (since 2008);
                 MAINSTAY FUNDS TRUST: Trustee    Chairman of the Board,
                 since April 2009 (4 funds);      Institutional Capital LLC,
                 and                              Madison Capital LLC, McMorgan
                 MAINSTAY VP SERIES FUND, INC.:   & Company LLC, Chairman and
                                                  Chief Executive Officer,
                 Director since 2008 (20          NYLIFE Distributors LLC and
                 portfolios).                     Chairman of the Board of
                                                  Managers, NYLCAP Manager, LLC
                                                  (since 2008); President,
                                                  Prudential Retirement, a
                                                  business unit of Prudential
                                                  Financial, Inc. (2002 to 2007)
----------------------------------------------------------------------------------------------------------------------------




   * This Board Member is considered to be an "interested person" of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company. New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled "Principal Occupation(s) During the Past Five Years."


                                                   mainstayinvestments.com    31

                                                                                  NUMBER OF
                 TERM OF OFFICE,                                                  FUNDS IN FUND   OTHER
                 POSITION(S) HELD                                                 COMPLEX         DIRECTORSHIPS
NAME AND         WITH THE FUND COMPLEX AND        PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER
 ---------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED BOARD MEMBERS

SUSAN B. KERLEY  Indefinite;                      President, Strategic                  65        Trustee, Legg Mason
8/12/51          ECLIPSE TRUST: Chairman since    Management Advisors LLC (since                  Partners Funds, Inc.,
                 2005, and Trustee since 2000     1990)                                           since 1991 (59 portfolios)
                 (2 funds);
                 ECLIPSE FUNDS INC.: Chairman
                 since 2005 and Director since
                 1990 (21 funds);
                 ICAP FUNDS, INC.:  Chairman
                 and Director since 2006 (4
                 funds);
                 MAINSTAY TRUST: Chairman and
                 Board Member since 2007;
                 MAINSTAY FUNDS TRUST: Chairman
                 and Trustee since April 2009
                 (4 funds); and
                 MAINSTAY VP SERIES FUND, INC.:
                 Chairman and Director since
                 2007 (20 portfolios).
----------------------------------------------------------------------------------------------------------------------------
ALAN R. LATSHAW  Indefinite;                      Retired; Partner, Ernst &             65        Trustee, State Farm
3/27/51          ECLIPSE TRUST: Trustee and       Young LLP (2002 to 2003);                       Associates Funds Trusts
                 Audit Committee Financial        Partner, Arthur Andersen LLP                    since 2005 (4 portfolios);
                 Expert since 2007 (2 funds);     (1989 to 2002); Consultant to                   Trustee, State Farm Mutual
                 ECLIPSE FUNDS INC.: Director     the MainStay Funds Audit and                    Fund Trust since 2005 (15
                 and Audit Committee Financial    Compliance Committee (2004 to                   portfolios); Trustee,
                 Expert since 2007 (21 funds);    2006)                                           State Farm Variable
                 ICAP FUNDS, INC.:  Director                                                      Product Trust since 2005
                 and Audit Committee Financial                                                    (9 portfolios)
                 Expert since 2007 (4 funds);
                 MAINSTAY TRUST: Trustee and
                 Audit Committee Financial
                 Expert since 2006 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 and Audit Committee Financial
                 Expert since April 2009 (4
                 funds); and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director and Audit Committee
                 Financial Expert since 2007
                 (20 portfolios).
----------------------------------------------------------------------------------------------------------------------------






32    Mainstay Money Market Fund

                                                                                  NUMBER OF
                 TERM OF OFFICE,                                                  FUNDS IN FUND   OTHER
                 POSITION(S) HELD                                                 COMPLEX         DIRECTORSHIPS
NAME AND         WITH THE FUND COMPLEX AND        PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER
 ---------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED BOARD MEMBERS

PETER MEENAN     Indefinite;                      Independent Consultant;               65        None
12/5/41          ECLIPSE TRUST: Trustee since     President and Chief Executive
                 2002 (2 funds);                  Officer, Babson--United, Inc.
                 ECLIPSE FUNDS INC.: Director     (financial services firm)
                 since 2002 (21 funds);           (2000 to 2004); Independent
                 ICAP FUNDS, INC.:  Director      Consultant (1999 to 2000);
                 since 2006 (4 funds);            Head of Global Funds, Citicorp
                 MAINSTAY TRUST: Trustee since    (1995 to 1999)
                 2007 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since April 2009 (4 funds);
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 2007 (20
                 portfolios).
----------------------------------------------------------------------------------------------------------------------------
RICHARD H.       Indefinite;                      Managing Director, ICC Capital        65        None
NOLAN, JR.       ECLIPSE TRUST: Trustee since     Management;
11/16/46         2007 (2 funds);                  President--Shields/Alliance,
                 ECLIPSE FUNDS INC.: Director     Alliance Capital Management
                 since 2007 (21 funds);           (1994 to 2004)
                 ICAP FUNDS, INC.:  Director
                 since 2007 (4 funds);
                 MAINSTAY TRUST: Trustee since
                 2007 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since April 2009 (4 funds);
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 2006 (20
                 portfolios).
----------------------------------------------------------------------------------------------------------------------------
RICHARD S.       Indefinite;                      Chairman  and Chief Executive         65        None
TRUTANIC         ECLIPSE TRUST: Trustee since     Officer Somerset & Company
2/13/52          2007 (2 funds);                  (financial advisory firm)
                 ECLIPSE FUNDS INC.: Director     (since 2004); Managing
                 since 2007 (21 funds);           Director The Carlyle Group
                 ICAP FUNDS, INC.:  Director      (private investment firm)
                 since 2007 (4 funds);            (2002 to 2004); Senior
                 MAINSTAY TRUST: Trustee since    Managing Director, Partner and
                 1994 (14 funds);                 Board Member, Groupe Arnault
                 MAINSTAY FUNDS TRUST: Trustee    S.A. (private investment firm)
                 since April 2009 (4 funds);      (1999 to 2002)
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 2007 (20
                 portfolios).
----------------------------------------------------------------------------------------------------------------------------





                                                   mainstayinvestments.com    33

                                                                                  NUMBER OF
                 TERM OF OFFICE,                                                  FUNDS IN FUND   OTHER
                 POSITION(S) HELD                                                 COMPLEX         DIRECTORSHIPS
NAME AND         WITH THE FUND COMPLEX AND        PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER
 ---------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED BOARD MEMBERS

ROMAN L. WEIL    Indefinite;                      V. Duane Rath Professor               65        None
5/22/40          ECLIPSE TRUST:                   Emeritus of Accounting,
                 Trustee and Audit Committee      Chicago Booth School of
                 Financial Expert since 2007 (2   Business, University of
                 funds);                          Chicago; President, Roman L.
                 ECLIPSE FUNDS INC.: Director     Weil Associates, Inc.
                 and Audit Committee Financial    (consulting firm)
                 Expert since 2007 (21 funds);
                 ICAP FUNDS, INC.:  Director
                 and Audit Committee Financial
                 Expert since 2007 (4 funds);
                 MAINSTAY TRUST: Trustee and
                 Audit Committee Financial
                 Expert since 2007 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since April 2009 (4 funds);
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 1994 and Audit
                 Committee Financial Expert
                 since 2003 (20 portfolios).
----------------------------------------------------------------------------------------------------------------------------
JOHN A. WEISSER  Indefinite;                      Retired. Managing Director of         65        Trustee, Direxion Funds
                 ECLIPSE TRUST:                   Salomon Brothers, Inc. (1971                    (34 portfolios) and
10/22/41         Trustee since 2007 (2 funds);    to 1995)                                        Direxion Insurance Trust
                 ECLIPSE FUNDS INC.: Director                                                     (3 portfolios) since 2007;
                 since 2007 (21 funds);                                                           Trustee, Direxion Shares
                 ICAP FUNDS, INC.:  Director                                                      ETF Trust, since 2008 (22
                 since 2007 (4 funds);                                                            portfolios)
                 MAINSTAY TRUST: Trustee since
                 2007 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since April 2009 (4 funds);
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 1997 (20
                 portfolios).
----------------------------------------------------------------------------------------------------------------------------






34    Mainstay Money Market Fund

   At a meeting of the Board Members held on June 18, 2009, the following individuals were appointed to serve as Officers of the MainStay Group of Funds.


           POSITIONS(S)
           HELD
           WITH THE
NAME AND   FUNDS
DATE OF    AND LENGTH OF   PRINCIPAL OCCUPATION(S)
BIRTH      SERVICE         DURING PAST FIVE YEARS
 --------------------------------------------------------------------------------
OFFICERS

JACK R.    Treasurer and   Assistant Treasurer, New York Life Investment
BENIN-     Principal       Management Holdings LLC (since July 2008); Managing
TENDE      Financial and   Director, New York Life Investment Management LLC
5/12/64    Accounting      (since 2007); Treasurer and Principal Financial and
           Officer since   Accounting Officer, MainStay VP Series Fund, Inc. and
           2007            ICAP Funds, Inc. (since 2007), and MainStay Funds
                           Trust (since April 2009); Vice President, Prudential
                           Investments (2000 to 2007); Assistant Treasurer,
                           JennisonDryden Family of Funds, Target Portfolio
                           Trust, The Prudential Series Fund and American Skandia
                           Trust (2006 to 2007); Treasurer and Principal
                           Financial Officer, The Greater China Fund (2007)
---------------------------------------------------------------------------------
JEFFREY    Vice            Managing Director, Compliance (since 2009), Director
A.         President and   and Associate General Counsel, New York Life
ENGELSMAN  Chief           Investment Management LLC (2005 to 2008); Assistant
9/28/67    Compliance      Secretary, NYLIFE Distributors LLC (2006 to 2008);
           Officer since   Vice President and Chief Compliance Officer, ICAP
           January 2009    Funds, Inc. (since January 2009), and MainStay Funds
                           Trust (since April 2009); Assistant Secretary, The
                           MainStay Funds and ICAP Funds, Inc. (2006 to 2008);
                           Assistant Secretary, Eclipse Funds, Eclipse Funds,
                           Inc., and MainStay VP Series Fund, Inc. (2005 to
                           2008); Director and Senior Counsel, Deutsche Asset
                           Management (1999 to 2005)
---------------------------------------------------------------------------------
STEPHEN    President       President and Chief Operating Officer, NYLIFE
P. FISHER  since 2007      Distributors LLC (since 2008); Chairman of the Board,
2/22/59                    NYLIM Service Company (since 2008); Senior Managing
                           Director and Chief Marketing Officer, New York Life
                           Investment Management LLC (since 2005); Managing
                           Director--Retail Marketing, New York Life Investment
                           Management LLC (2003 to 2005); President, MainStay VP
                           Series Fund, Inc. and ICAP Funds, Inc. (since 2007),
                           and MainStay Funds Trust (since April 2009); Managing
                           Director, UBS Global Asset Management (1999 to 2003)
---------------------------------------------------------------------------------
SCOTT T.   Vice            Director, New York Life Investment Management LLC
HAR-       Presiden-       (including predecessor advisory organizations) (since
RINGTON    t -- Adminis-   2000); Executive Vice President, New York Life Trust
2/8/59     tration since   Company and New York Life Trust Company, FSB (since
           2005            2006); Vice President--Administration, MainStay VP
                           Series Fund, Inc. (since 2005), ICAP Funds, Inc.
                           (since 2006) and MainStay Funds Trust (since April
                           2009)
---------------------------------------------------------------------------------
MARGUER-   Chief Legal     Vice President, Associate General Counsel and
ITE E. H.  Officer since   Assistant Secretary, New York Life Insurance Company
MORRISON   2008 and        (since 2008); Managing Director, Associate General
3/26/56    Secretary       Counsel and Assistant Secretary, New York Life
           since 2004      Investment Management LLC (since 2004); Managing
                           Director and Secretary, NYLIFE Distributors LLC;
                           Secretary, NYLIM Service Company (since 2008);
                           Assistant Secretary, New York Life Investment
                           Management Holdings LLC (since 2008); Chief Legal
                           Officer (since 2008) and Secretary, MainStay VP Series
                           Fund, Inc. (since 2004), ICAP Funds, Inc. (since 2006)
                           and MainStay Funds Trust (since April 2009); Chief
                           Legal Officer--Mutual Funds and Vice President and
                           Corporate Counsel, The Prudential Insurance Company of
                           America (2000 to 2004)
---------------------------------------------------------------------------------




   * The Officers listed above are considered to be "interested persons" of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company. New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column captioned "Principal Occupation(s) During Past Five Years." Officers are elected annually by the Boards to serve a one year term.


                                                   mainstayinvestments.com    35

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MAINSTAY 130/30 CORE FUND
MAINSTAY 130/30 GROWTH FUND
MAINSTAY COMMON STOCK FUND
MAINSTAY EPOCH U.S. ALL CAP FUND
MAINSTAY EPOCH U.S. EQUITY FUND
MAINSTAY EQUITY INDEX FUND(1)
MAINSTAY GROWTH EQUITY FUND
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY MAP FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY U.S. SMALL CAP FUND

INCOME FUNDS
MAINSTAY 130/30 HIGH YIELD FUND
MAINSTAY CASH RESERVES FUND
MAINSTAY DIVERSIFIED INCOME FUND
MAINSTAY FLOATING RATE FUND
MAINSTAY GOVERNMENT FUND
MAINSTAY HIGH YIELD CORPORATE BOND FUND
MAINSTAY INDEXED BOND FUND
MAINSTAY INTERMEDIATE TERM BOND FUND
MAINSTAY MONEY MARKET FUND
MAINSTAY PRINCIPAL PRESERVATION FUND
MAINSTAY SHORT TERM BOND FUND
MAINSTAY TAX FREE BOND FUND

BLENDED FUNDS
MAINSTAY BALANCED FUND
MAINSTAY CONVERTIBLE FUND
MAINSTAY INCOME BUILDER FUND

INTERNATIONAL FUNDS
MAINSTAY 130/30 INTERNATIONAL FUND
MAINSTAY EPOCH GLOBAL CHOICE FUND
MAINSTAY EPOCH GLOBAL EQUITY YIELD FUND
MAINSTAY EPOCH INTERNATIONAL SMALL CAP FUND
MAINSTAY GLOBAL HIGH INCOME FUND
MAINSTAY ICAP GLOBAL FUND
MAINSTAY ICAP INTERNATIONAL FUND
MAINSTAY INTERNATIONAL EQUITY FUND


ASSET ALLOCATION FUNDS
MAINSTAY CONSERVATIVE ALLOCATION FUND
MAINSTAY GROWTH ALLOCATION FUND
MAINSTAY MODERATE ALLOCATION FUND
MAINSTAY MODERATE GROWTH ALLOCATION FUND

RETIREMENT FUNDS
MAINSTAY RETIREMENT 2010 FUND
MAINSTAY RETIREMENT 2020 FUND
MAINSTAY RETIREMENT 2030 FUND
MAINSTAY RETIREMENT 2040 FUND
MAINSTAY RETIREMENT 2050 FUND

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
NEW YORK, NEW YORK

SUBADVISORS

EPOCH INVESTMENT PARTNERS, INC.
NEW YORK, NEW YORK

INSTITUTIONAL CAPITAL LLC(2)
CHICAGO, ILLINOIS

MACKAY SHIELDS LLC(2)
NEW YORK, NEW YORK

MADISON SQUARE INVESTORS LLC(2)
NEW YORK, NEW YORK

MARKSTON INTERNATIONAL LLC
WHITE PLAINS, NEW YORK

WINSLOW CAPITAL MANAGEMENT, INC.
MINNEAPOLIS, MINNESOTA

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 800-MAINSTAY (624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.

                          Not part of the Annual Report

---------------------------------------------
   Not FDIC/NCUA      Not a    May Lose Value
       Insured       Deposit
---------------------------------------------
   No Bank      Not Insured by Any Government
   Guarantee               Agency
---------------------------------------------



NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

mainstayinvestments.com                                       The MainStay Funds

(C) 2009 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-AO17116         (RECYCLE LOGO)            MS283-09           MSMM11-12/09
                                                                          12

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 PRINCIPAL PRESERVATION FUND



                 Message from the President

                 and

                 Annual Report


                 October 31, 2009

MESSAGE FROM THE PRESIDENT

The 12-month period ended October 31, 2009, was generally positive for stock and bond investors alike. Signs that the economy was beginning to stabilize brought renewed hope to investors and helped generate a sharp turnaround in the stock market.

When the reporting period began, the stock and bond markets were still reacting to the government's massive bailout plan. Several new facilities were instituted to help restore market liquidity, and the Federal Reserve agreed to purchase various types of securities in a strategy known as quantitative easing.

On December 16, 2008, the Federal Open Market Committee lowered the federal funds target rate to a range between 0.0% and 0.25%. Over time, the markets responded favorably to the coordinated efforts of Congress, the Treasury Department, the Federal Deposit Insurance Corporation, the Federal Reserve and other central banks to address the credit crisis. The turning point for the U.S. stock market came in March 2009, when investors became convinced that the worst was over and an economic recovery was likely.

Domestic equities generally advanced for the remainder of the reporting period, with the strongest results coming from stocks that had been among the hardest hit when the market fell. Despite advances in some financial stocks, the financials sector as a whole declined during the reporting period.

International stocks advanced, with strong results in the materials sector as commodity prices recovered. As investors moved from defensive sectors to more cyclical stocks, utilities weakened but semiconductor companies recorded strong results.

In the fixed-income markets, higher-risk segments were particularly strong. High-yield bonds, floating-rate debt and emerging-market debt were generally strong performers. U.S. Treasury securities and high-grade corporate issues, which had been stellar performers in the first half of the reporting period, weakened as investors' appetite for risk increased.

To keep your investments on a solid footing in a shifting market environment, our portfolio managers pursued their respective investment objectives and strategies with confidence and determination. Although short-term variations are an inevitable part of investing, our portfolio managers know that long-term results are the ultimate measure of investment success.

Fortunately, after three calendar quarters of economic contraction, gross domestic product was once again positive in the third quarter of 2009. Corporate profits, while still below third-quarter 2008 levels, have advanced for three consecutive quarters. At MainStay Funds, we find this economic data encouraging, and we hope you do too.

At MainStay, we have long recommended that our clients get invested, stay invested and add to their investments over time. With prudent diversification, gradual portfolio adjustments and a long-term perspective, MainStay shareholders can maintain a positive outlook as they pursue their financial goals.

Sincerely,


/s/ STEPHEN P. FISHER


Stephen P. Fisher
President



                          Not part of the Annual Report

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 PRINCIPAL PRESERVATION FUND



                 MainStay Funds

                 Annual Report

                 October 31, 2009

TABLE OF CONTENTS


ANNUAL REPORT
---------------------------------------------

INVESTMENT AND PERFORMANCE COMPARISON       5
---------------------------------------------

PORTFOLIO MANAGEMENT DISCUSSION AND
ANALYSIS                                    8
---------------------------------------------

PORTFOLIO OF INVESTMENTS                   10
---------------------------------------------

FINANCIAL STATEMENTS                       14
---------------------------------------------

NOTES TO FINANCIAL STATEMENTS              18
---------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM                            22
---------------------------------------------

BOARD CONSIDERATION AND APPROVAL OF
MANAGEMENT AGREEMENT                       23
---------------------------------------------

FEDERAL INCOME TAX INFORMATION             27
---------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        27
---------------------------------------------

SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       27
---------------------------------------------

BOARD MEMBERS AND OFFICERS                 28

INVESTMENT AND PERFORMANCE COMPARISON(1) (UNAUDITED)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.

AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.


CLASS I SHARES(2)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL                 ONE     FIVE     TEN
TOTAL RETURNS                 YEAR    YEARS    YEARS
----------------------------------------------------
                              0.93%    3.25%    3.08%

7-DAY CURRENT YIELD: 0.02%




(PERFORMANCE GRAPH)

                             MAINSTAY PRINCIPAL    AVERAGE LIPPER       AVERAGE LIPPER
                              PRESERVATION FUND     MONEY MARKET     INSTITUTIONAL MONEY
                                   CLASS I              FUND             MARKET FUND
                             ------------------    --------------    -------------------
10/31/99                            10000               10000               10000
                                    10598               10552               10603
                                    11120               10995               11098
                                    11311               11127               11282
                                    11432               11186               11385
                                    11544               11242               11483
                                    11847               11474               11775
                                    12400               11939               12309
                                    13040               12488               12933
                                    13424               12815               13329
10/31/09                            13548               12862               13408






 BENCHMARK PERFORMANCE                                ONE      FIVE     TEN
                                                      YEAR    YEARS    YEARS
Average Lipper money market fund(3)                  0.36%    2.70%    2.55%
Average Lipper institutional money market fund(4)    0.57     3.13     2.98



1. On November 11, 2007, McMorgan Principal Preservation Fund was reorganized into MainStay Principal Preservation Fund Class I shares. Prior to November 11, 2007, performance for MainStay Principal Preservation Fund Class I shares includes the historical performance of the McMorgan Class shares of the McMorgan Principal Preservation Fund.

   Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price and reinvestment of dividend and capital gain distributions. The graphs assume an initial investment of $10,000. Class I shares are sold with no initial sales charge or contingent deferred sales charge and have no annual 12b-1 fees, and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within the term of the agreement. Any recoupment amount is generally applied within a fiscal year. This agreement expires on February 28, 2011.
2. As of October 31, 2009, MainStay Principal Preservation Fund had an effective 7-day yield of 0.02% for Class I shares. The 7-day current yield was 0.02% for Class I shares. These yields reflect certain fee waivers and/or expense limitations. Had these expense limitations not been in effect, the effective 7-day yield would have been -0.11% for Class I shares and the 7-day current yield would have been -0.11% for Class I shares. The fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees. The current yield reflects the Fund's earnings better than the Fund's total return.
3. The average Lipper money market fund is representative of funds that invest in high-quality financial instruments rated in the top two grades with dollar-weighted average maturities of less than 90 days. These funds intend to keep constant net asset value. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.
4. The average Lipper institutional money market fund is representative of funds that invest in high-quality financial instruments rated in the top two grades with dollar-weighted average maturities of less than 90 days. These funds are commonly limited to 401K and pension participants and often require high minimum investments and have lower total expense ratios relative to other money market funds. They intend to keep constant net asset value. This benchmark is a product of Lipper Inc.


                                                    mainstayinvestments.com    5

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY PRINCIPAL PRESERVATION FUND (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2009, to October 31, 2009, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2009, to October 31, 2009.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended October 31, 2009. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      5/1/09        10/31/09       PERIOD(1)        10/31/09        PERIOD(1)
CLASS I SHARES                 $1,000.00       $1,001.30        $1.66          $1,023.50         $1.68
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's Class I annualized expense ratio (0.33%) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.






6    MainStay Principal Preservation Fund

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2009 (UNAUDITED)

(PORTFOLIO COMPOSITION PIE CHART)

Commercial Paper                                54.00
U.S. Government & Federal Agencies              25.30
Corporate Bonds                                 13.90
Repurchase Agreement                             5.80
Asset-Backed Securities                          1.10
Liabilities in Excess of Cash and Other
  Assets                                        (0.10)





See Portfolio of Investments beginning on page 10 for specific holdings within these categories.


                                                    mainstayinvestments.com    7

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

QUESTIONS ANSWERED BY PORTFOLIO MANAGERS DAVID E. CLEMENT, CFA, AND THOMAS J. GIRARD OF NEW YORK LIFE INVESTMENTS,(1) THE FUND'S MANAGER.

HOW DID MAINSTAY PRINCIPAL PRESERVATION FUND PERFORM RELATIVE TO ITS PEERS DURING THE 12 MONTHS ENDED OCTOBER 31, 2009?

As of October 31, 2009, MainStay Principal Preservation Fund Class I shares provided a 7-day current yield of 0.02% and a 7-day effective yield of 0.02%. For the 12 months ended October 31, 2009, MainStay Principal Preservation Fund Class I shares returned 0.93%. The Fund outperformed the 0.57% return of the average Lipper(2) institutional money market fund and the 0.36% return of the average Lipper money market fund for the 12 months ended October 31, 2009.

WERE THERE CHANGES IN THE FUND'S PORTFOLIO MANAGEMENT DURING THE REPORTING
PERIOD?

Effective April 15, 2009, the Subadvisory Agreement between the Manager and McMorgan & Company LLC, the Fund's Subadvisor, was terminated. At the same time, David E. Clement, CFA, and Thomas J. Girard of New York Life Investments became the Fund's portfolio managers and assumed day-to-day portfolio management responsibilities for the Fund.

WHAT FACTORS INFLUENCED THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

During the second half of the 12-month reporting period, we lengthened the Fund's duration.(3) This positioning helped the Fund's performance relative to its peers when short-term interest rates rallied. The Fund also benefited from active participation in the market for fixed- and floating-rate securities with government backing.

WHAT ECONOMIC AND MARKET FORCES AFFECTED THE FUND DURING THE REPORTING PERIOD?

The Federal Open Market Committee (FOMC) lowered its targeted federal funds rate to a range from 0% to 0.25% on December 16, 2008. The FOMC's decision to maintain this low target range had a dramatic negative impact on short-term interest rates from mid-December through the end of the reporting period.

HOW DID YOU MANAGE THE FUND'S DURATION DURING THE REPORTING PERIOD?

The FOMC's low federal funds target range influenced our decision to increase the Fund's duration during the second half of the reporting period. The Fund maintained a duration from 70 to 75 days throughout the 12-month reporting period. This longer duration was beneficial to the Fund's performance.

WHICH POSITIONS WERE STRONG CONTRIBUTORS TO THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD?

During the reporting period, the Fund benefited from its exposure to government-backed securities. In the floating-rate sector, we invested in bonds backed by the Federal Deposit Insurance Corporation (FDIC), including issues from Bank of America, General Elec-tric Capital and SunTrust Bank (all due December 2010).

In the fixed-rate sector, the Fund extended its duration by investing in short-term agency and Treasury coupon securities. This decision benefited the Fund's performance as the yield curve(4) flattened during the reporting period.

Significant purchases during the reporting period included issues of the Federal Home Loan Bank
(due October 2010), the Federal National Mortgage Association (Fannie Mae) (due October 2010), the Federal Farm Credit Bank (due May 2010) and the U.S. Treasury (due June 2010 and September 2010).

The Fund was also successful in adding yield during the period through investments in eligible first-pay tranches of some asset-backed transactions. Holdings

----------
AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

The Fund's yield typically fluctuates with changes in short-term interest rates. Not all U.S. government securities are insured or guaranteed by the U.S. government--some are backed only by the issuing agency, which must rely on its own resources to repay the debt. An issuer once believed to be an issuer of higher-quality securities may experience a sudden collapse in creditworthiness, becoming insolvent and defaulting on its interest and principal payments.

1. "New York Life Investments" is a service mark used by New York Life Investment Management LLC.
2. See footnote on page 5 for more information on Lipper Inc.
3. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
4. The yield curve is a line that plots the yields of various securities of similar quality--typically U.S. Treasury issues--across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting. The money market yield curve is said to flatten when the difference between the short end and the long end of the curve decreases.


8    MainStay Principal Preservation Fund
in this area included issues of Honda, Volkswagen, Ford and Huntington Auto.

WERE THERE ANY SIGNIFICANT WEIGHTING CHANGES DURING THE REPORTING PERIOD?

During the reporting period, we increased the Fund's weightings in FDIC-backed floating-rate securities, fixed-rate short-term agency coupon securities and repurchase agreements. A notable decrease occurred in the commercial-paper sector.



----------
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                    mainstayinvestments.com    9

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2009


                                     PRINCIPAL       AMORTIZED
                                        AMOUNT            COST
SHORT-TERM INVESTMENTS 100.1%+
--------------------------------------------------------------

ASSET-BACKED SECURITIES 1.1%
BMW Vehicle Lease Trust
  Series 2009-1, Class A1
  0.792%, due 6/15/10               $  150,073   $     150,073
Carmax Auto Owner Trust
  Series 2009-2, Class A1
  0.279%, due 11/15/10                 550,000         550,000
CIT Equipment Collateral
  Series 2009-VT1, Class A1
  1.22%, due 6/15/10 (a)               343,066         343,066
Ford Credit Auto Owner Trust
  Series 2009-B, Class A1
  0.988%, due 6/15/10 (a)              196,430         196,430
Honda Auto Receivables Owner
  Trust
  Series 2009-2, Class A1
  1.318%, due 5/17/10                  184,639         184,639
Nissan Auto Lease Trust
  Series 2009-A, Class A1
  1.043%, due 6/15/10                  264,273         264,273
Volkswagen Auto Lease Trust
  Series 2009-A, Class A1
  1.452%, due 5/17/10                  109,326         109,326
                                                 -------------
                                                     1,797,807

                                                 -------------

COMMERCIAL PAPER 54.0%
Abbot Laboratories
  0.08%, due 11/30/09 (a)(b)         1,000,000         999,936
Avery Dennison Corp.
  0.23%, due 11/2/09 (a)(b)          1,100,000       1,099,993
Basin Electric Power
  Cooperative
  0.20%, due 11/3/09 (a)(b)          1,000,000         999,989
BNP Paribas Finance, Inc.
  0.18%, due 11/9/09 (b)             1,500,000       1,499,940
  0.18%, due 11/12/09 (b)            1,500,000       1,499,918
Brown-Forman Corp.
  0.16%, due 11/13/09 (a)(b)         1,400,000       1,399,925
  0.22%, due 1/5/10 (a)(b)           1,000,000         999,603
Campbell Soup Co.
  0.50%, due 4/29/10 (a)(b)          2,000,000       1,995,028
  0.60%, due 7/30/10 (a)(b)          1,500,000       1,493,225
Cargill, Inc.
  0.11%, due 11/4/09 (a)(b)          3,000,000       2,999,972
  0.14%, due 11/13/09 (a)(b)         3,000,000       2,999,860
Clorox Co. (The)
  0.20%, due 11/5/09 (a)(b)            563,000         562,987
Coca-Cola Co. (The)
  0.12%, due 11/19/09 (a)(b)         1,400,000       1,399,916
  0.15%, due 11/16/09 (a)(b)         2,000,000       1,999,875
Colgate Palmolive Co.
  0.10%, due 11/10/09 (a)(b)         2,000,000       1,999,950
Deutsche Bank Financial LLC
  0.14%, due 11/30/09                2,000,000       1,999,774
Devon Energy Corp.
  0.20%, due 11/12/09 (a)(b)           850,000         849,948
Diageo Capital PLC
  0.27%, due 11/23/09 (a)(b)         1,000,000         999,835
Duke Energy Corp.
  0.28%, due 11/12/09 (a)(b)           250,000         249,979
Dupont EI De Nemours Co.
  0.12%, due 11/19/09 (a)(b)         1,100,000       1,099,934
FPL Group, Inc.
  0.12%, due 11/2/09 (a)(b)          1,900,000       1,899,994
  0.14%, due 11/5/09 (a)(b)          3,000,000       2,999,953
General Electric Capital
  Corp.
  0.12%, due 11/18/09 (b)            2,000,000       1,999,887
GlaxoSmithKline Finance PLC
  0.12%, due 11/25/09 (a)(b)         3,000,000       2,999,760
  0.14%, due 11/4/09 (a)(b)          1,000,000         999,988
Honeywell International, Inc.
  0.13%, due 12/14/09 (a)(b)         3,000,000       2,999,534
  0.14%, due 12/21/09 (a)(b)           500,000         499,903
JPMorgan Chase Funding, Inc.
  0.16%, due 11/18/09 (a)(b)         2,500,000       2,499,811
  0.18%, due 11/4/09 (a)(b)          1,000,000         999,985
Merck & Co., Inc.
  0.13%, due 11/20/09 (a)(b)         2,000,000       1,999,863
  0.13%, due 12/14/09 (a)(b)         2,000,000       1,999,689
Northern Il Gas Corp.
  0.10%, due 11/2/09 (b)             2,100,000       2,099,994
NSTAR Electric Co.
  0.11%, due 11/4/09 (b)             1,000,000         999,991
  0.11%, due 11/16/09 (b)            1,300,000       1,299,940
Paccar Financial Corp.
  0.12%, due 11/13/09 (b)            1,900,000       1,899,924
  0.12%, due 11/17/09 (b)            1,500,000       1,499,920
  0.13%, due 11/5/09 (b)             1,000,000         999,986
PepsiAmericas, Inc.
  0.15%, due 11/9/09 (a)(b)          1,000,000         999,967
  0.15%, due 11/16/09 (a)(b)         2,000,000       1,999,875
Pitney Bowes, Inc.
  0.10%, due 11/12/09 (a)(b)         3,000,000       2,999,908
Private Export Funding Corp.
  0.10%, due 11/13/09 (a)(b)         1,000,000         999,967
Procter & Gamble Co.
  0.22%, due 11/10/09 (a)(b)           500,000         499,973
  0.24%, due 11/20/09 (a)(b)         1,000,000         999,873


+  Percentages indicated are based on Fund net assets.



10    MainStay Principal Preservation Fund            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                     PRINCIPAL       AMORTIZED
                                        AMOUNT            COST
SHORT-TERM INVESTMENTS (CONTINUED)
COMMERCIAL PAPER (CONTINUED)
Roche Holding, Inc.
  0.10%, due 11/6/09 (a)(b)         $2,500,000   $   2,499,965
Siemens Capital Co. LLC
  0.11%, due 11/3/09 (a)(b)            850,000         849,995
  0.11%, due 11/12/09 (a)(b)         1,000,000         999,966
  0.11%, due 11/23/09 (a)(b)         3,000,000       2,999,798
Societe Generale North
  America, Inc.
  0.15%, due 11/5/09 (b)             2,000,000       1,999,967
  0.18%, due 11/6/09 (b)             1,500,000       1,499,963
Southern Co. Funding Corp.
  0.11%, due 11/23/09 (a)(b)         3,000,000       2,999,798
  0.13%, due 11/2/09 (a)(b)            500,000         499,998
  0.13%, due 11/17/09 (a)(b)         1,000,000         999,942
Transocean, Ltd.
  0.28%, due 11/24/09 (a)(b)         1,100,000       1,099,803
United Parcel Service, Inc.
  0.10%, due 12/1/09 (a)(b)          1,250,000       1,249,896
Wal-Mart Stores, Inc.
  0.10%, due 11/4/09 (a)(b)          1,870,000       1,869,984
  0.10%, due 11/10/09 (a)(b)           500,000         499,988
  0.10%, due 12/7/09 (a)(b)          1,260,000       1,259,874
Wisconsin Energy Corp.
  0.20%, due 11/6/09 (a)(b)          1,200,000       1,199,967
                                                 -------------
                                                    90,876,176

                                                 -------------

CORPORATE BONDS 13.9%
3M Co.
  5.125%, due 11/6/09                5,000,000       5,003,045
Amgen, Inc.
  4.00%, due 11/18/09                3,765,000       3,769,021
Bank of America Corp.
  0.848%, due 12/2/10(c)(d)          1,100,000       1,107,142
General Electric Capital
  Corp.
  0.379%, due 3/11/11(c)(d)          1,100,000       1,101,504
  0.939%, due 12/9/10 (c)(d)         2,200,000       2,218,054
Goldman Sachs Group, Inc.
  (The)
  4.50%, due 6/15/10                 1,100,000       1,125,450
International Bank for
  Reconstruction &
  Development (Discount Note)
  0.174%, due 11/17/09 (b)           1,000,000         999,924
Praxair, Inc.
  0.477%, due 5/26/10(c)             1,200,000       1,200,000
Roche Holdings, Inc.
  1.393%, due 2/25/10(a)(c)          5,000,000       5,008,759
SunTrust Bank
  0.945%, due 12/16/10(c)(d)         1,900,000       1,916,265
                                                 -------------
                                                    23,449,164
                                                 -------------

REPURCHASE AGREEMENT 5.8%
SG Americas Securities LLC
  0.07%, dated 10/30/09
  due 11/2/09
  Proceeds at Maturity
  $9,775,057 (Collateralized
  by a United States Treasury
  Note, with a rate of 4.50%
  and a maturity date of
  2/15/36, with a Principal
  Amount of $9,637,100 and a
  Market Value of
  $10,124,193)                       9,775,000       9,775,000
                                                 -------------

U.S. GOVERNMENT & FEDERAL AGENCIES 25.3%
Federal Farm Credit Bank
  0.164%, due 7/28/10 (c)            2,000,000       2,000,000
  2.75%, due 5/4/10                  1,000,000       1,010,083
  5.25%, due 9/13/10                 1,000,000       1,040,056
Federal Farm Credit Bank
  (Discount Note)
  0.40%, due 5/3/10 (b)              2,000,000       1,995,933
Federal Home Loan Bank
  0.50%, due 10/29/10                  500,000         500,000
  0.55%, due 8/4/10                  1,000,000       1,000,326
  0.60%, due 6/15/10                 1,000,000       1,001,088
  0.60%, due 6/25/10                 4,000,000       4,002,688
  0.68%, due 7/2/10                  2,000,000       2,000,000
  0.70%, due 6/23/10                 1,500,000       1,500,000
  0.80%, due 4/23/10                 1,000,000       1,000,000
  0.90%, due 4/7/10                  2,000,000       2,000,773
Federal Home Loan Bank
  (Discount Note)
  0.41%, due 4/27/10 (b)             1,000,000         997,984
Federal Home Loan Mortgage
  Corporation
  2.68%, due 11/16/09                5,000,000       5,004,478
  2.875%, due 6/28/10                1,000,000       1,016,021
Federal National Mortgage
  Association
  2.875%, due 10/12/10               2,000,000       2,045,053
  4.125%, due 5/15/10                1,400,000       1,428,614
United States Treasury Bills
  0.242%, due 7/15/10 (b)              250,000         249,573
  0.295%, due 4/1/10 (b)               500,000         499,381
  0.305%, due 12/17/09 (b)           1,000,000         999,610
  0.41%, due 6/10/10 (b)             1,000,000         997,483
  0.478%, due 7/29/10 (b)            1,200,000       1,195,770
United States Treasury Notes
  1.50%, due 10/31/10                2,000,000       2,021,598
  2.00%, due 9/30/10                 3,000,000       3,043,827
  2.375%, due 8/31/10                1,100,000       1,118,510


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              11

                                     PRINCIPAL       AMORTIZED
                                        AMOUNT            COST
SHORT-TERM INVESTMENTS (CONTINUED)
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
United States Treasury Notes (continued)
  2.875%, due 6/30/10               $1,000,000   $   1,014,789
  3.50%, due 11/15/09                2,000,000       2,002,480
                                                 -------------
                                                    42,686,118
                                                 -------------
Total Short-Term Investments
  (Amortized Cost
  $168,584,265) (e)                      100.1%    168,584,265
Liabilities in Excess of
  Cash and Other Assets                   (0.1)       (202,416)
                                         -----    ------------
Net Assets                               100.0%  $ 168,381,849
                                         =====    ============





(a)  May be sold to institutional investors
     only under Rule 144A or securities
     offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(b)  Interest rate presented is yield to
     maturity.
(c) Floating rate. Rate shown is the rate in effect at October 31, 2009.
(d)  The debt is guaranteed under the Federal
     Deposit Insurance Corporation (FDIC)
     Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States. The expiration date of the FDIC's guarantee is the earlier of the maturity date of the debt or June 30, 2012.
(e)  The cost stated also represents the
     aggregate cost for federal income tax
     purposes.


The following is a summary of the fair valuations according to the inputs used as of October 31, 2009, for valuing the Fund's assets.

ASSET VALUATION INPUTS


                                                      QUOTED
                                                    PRICES IN
                                                      ACTIVE    SIGNIFICANT
                                                  MARKETS FOR         OTHER       SIGNIFICANT
                                                   IDENTICAL     OBSERVABLE     UNOBSERVABLE
                                                       ASSETS         INPUTS           INPUTS
 DESCRIPTION                                        (LEVEL 1)      (LEVEL 2)        (LEVEL 3)           TOTAL
 Investments in Securities
 Short-Term Investments
  Asset-Backed Securities                       $          --   $  1,797,807    $          --    $  1,797,807
  Commercial Paper                                         --     90,876,176               --      90,876,176
  Corporate Bonds                                          --     23,449,164               --      23,449,164
  Repurchase Agreement                                     --      9,775,000               --       9,775,000
  U.S. Government & Federal Agencies                       --     42,686,118               --      42,686,118
                                                -------------   ------------    -------------    ------------
 Total Investments in Securities                          $--   $168,584,265              $--    $168,584,265
                                                =============   ============    =============    ============




At October 31, 2009, the Portfolio did not hold any investments with significant unobservable inputs (Level 3).




12    MainStay Principal Preservation Fund            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

The table below sets forth the diversification of the Principal Preservation Fund investments by industry.

INDUSTRY DIVERSIFICATION (UNAUDITED)


                                 AMORTIZED
                                      COST    PERCENT(+)
Agriculture                   $  5,999,832           3.6%
Automobile ABS                   1,454,741           0.9
Banks                           16,148,215           9.5
Beverages                        9,798,996           5.8
Biotechnology                    3,769,021           2.2
Chemicals                        2,299,934           1.4
Cosmetics & Personal Care        3,499,796           2.1
Diversified Financial
  Services                      14,718,990           8.7
Electric                        14,149,551           8.4
Food                             3,488,253           2.1
Gas                              2,099,994           1.2
Health Care--Services            7,508,724           4.5
Household Products & Wares       1,662,980           1.0
Miscellaneous--Manufacturing    13,352,241           7.8
Multi-National                     999,924           0.6
Office & Business Equipment      2,999,908           1.8
Oil & Gas                        1,949,751           1.2
Other ABS                          343,066           0.2
Pharmaceuticals                  4,999,488           3.0
Repurchase Agreements            9,775,000           5.8
Retail                           3,629,846           2.2
Transportation                   1,249,896           0.7
U.S. Government & Agency        42,686,118          25.4
                              ------------         -----
                               168,584,265         100.1
Liabilities in Excess of
  Cash and Other Assets           (202,416)         (0.1)
                              ------------         -----
Net Assets                    $168,381,849         100.0%
                              ============         =====





+    Percentages indicated are based on Fund
     net assets.





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2009


ASSETS:
Investment in securities, at value
  (amortized cost $168,584,265)      $168,584,265
Cash                                          186
Receivables:
  Interest                                444,621
  Fund shares sold                         72,023
Other assets                               22,720
                                     ------------
     Total assets                     169,123,815
                                     ------------
LIABILITIES:
Payables:
  Investment securities purchased         550,000
  Fund shares redeemed                    111,708
  Professional fees                        25,728
  Shareholder communication                25,295
  Manager (See Note 3)                     15,508
  Transfer agent (See Note 3)               6,027
  Custodian                                 4,920
  Trustees                                    642
Accrued expenses                            2,138
                                     ------------
     Total liabilities                    741,966
                                     ------------
Net assets                           $168,381,849
                                     ============
COMPOSITION OF NET ASSETS:
Share of beneficial interest
  outstanding
  (par value of $.01 per share)
  unlimited number of shares
  authorized                         $  1,683,361
Additional paid-in capital            166,635,459
                                     ------------
                                      168,318,820
Accumulated undistributed net
  investment income                        63,029
                                     ------------
Net assets                           $168,381,849
                                     ============
CLASS I
Net assets applicable to
  outstanding shares                 $168,381,849
                                     ============
Shares of beneficial interest
  outstanding                         168,336,066
                                     ============
Net asset value and offering price
  per share outstanding              $       1.00
                                     ============






14    MainStay Principal Preservation Fund            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2009


INVESTMENT INCOME:
INCOME:
  Interest                            $2,206,645
                                      ----------
EXPENSES:
  Manager (See Note 3)                   480,970
  Registration                            85,816
  Professional fees                       76,339
  Insurance guarantee                     66,909
  Shareholder communication               63,333
  Transfer agent (See Note 3)             37,216
  Custodian                               17,196
  Trustees                                 8,176
  Miscellaneous                           13,687
                                      ----------
     Total expenses before waiver        849,642
  Expense waiver from Manager (See
     Note 3)                            (258,752)
                                      ----------
     Net expenses                        590,890
                                      ----------
Net investment income                  1,615,755
                                      ----------
REALIZED GAIN ON INVESTMENTS:
Net realized gain on investments          65,201
                                      ----------
Net increase in net assets resulting
  from operations                     $1,680,956
                                      ==========





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15

STATEMENTS OF CHANGES IN NET ASSETS


                        YEAR ENDED     YEAR ENDED   PERIOD ENDED
                       OCTOBER 31,    OCTOBER 31,    OCTOBER 31,
                           2009         2008 (A)      2007 (B)
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment
  income              $   1,615,755  $   5,568,734  $  3,195,821
 Net realized gain
  (loss) on
  investments                65,201        260,226      (252,190)
                      ------------------------------------------
 Net increase in
  net assets
  resulting from
  operations              1,680,956      5,828,960     2,943,631
                      ------------------------------------------

Dividends and distributions to
 shareholders:
 Net investment
  income                 (1,622,662)    (5,571,288)   (3,196,423)
 Return of Capital               --             --          (747)
                      ------------------------------------------
 Total dividends
  and distributions
  to shareholders        (1,622,662)    (5,571,288)   (3,197,170)
                      ------------------------------------------

Capital share transactions:
 Net proceeds from
  sale of shares        104,424,689    376,550,447    53,059,317
 Net asset value of
  shares issued to
  shareholders in
  reinvestment of
  dividends and
  distributions           1,590,770      5,415,744     3,139,301
 Cost of shares
  redeemed             (136,976,130)  (381,611,693)  (39,352,577)
                      ------------------------------------------
    Increase
     (decrease) in
     net assets
     derived from
     capital share
     transactions       (30,960,671)       354,498    16,846,041
                      ------------------------------------------
    Net increase
     (decrease) in
     net assets         (30,902,377)       612,170    16,592,502

NET ASSETS:
Beginning of period     199,284,226    198,672,056   182,079,554
                      ------------------------------------------
End of period         $ 168,381,849  $ 199,284,226  $198,672,056
                      ==========================================
Accumulated
 undistributed net
 investment income
 at end of period     $      63,029  $       4,735  $         --
                      ==========================================




(a) Effective November 27, 2007, shareholders of the McMorgan Principal Preservation Fund Class McMorgan shares became owners of Class I shares of the MainStay Principal Preservation Fund. Additionally, the accounting and performance history of the McMorgan Principal Preservation Fund was redesignated as that of Class I shares of MainStay Principal Preservation Fund.

(b)  The Fund changed its fiscal year end from June 30 to October 31.



16    MainStay Principal Preservation Fund            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                               CLASS I
                              ------------------------------------------------------------------------
                                                         PERIOD
                                YEAR ENDED OCTOBER        ENDED
                                       31,             OCTOBER 31,           YEAR ENDED JUNE 30,

                              ------------------------------------------------------------------------
                                2009       2008 (A)      2007***        2007        2006        2005
Net asset value at
  beginning of period         $   1.00     $   1.00      $   1.00     $   1.00    $   1.00    $   1.00
                              --------     --------      --------     --------    --------    --------
Net investment income             0.01         0.03          0.02         0.05        0.04        0.02
Net realized and
  unrealized gain (loss)
  on investments                    --         0.00 ++      (0.00)++      0.00 ++    (0.00)++       --
                              --------     --------      --------     --------    --------    --------
Total from investment
  operations                      0.01         0.03          0.02         0.05        0.04        0.02
                              --------     --------      --------     --------    --------    --------
Less dividends and
  distributions:
  From net investment
     income                      (0.01)       (0.03)        (0.02)       (0.05)      (0.04)      (0.02)
  From net realized gain
     on investments                 --           --            --           --          --       (0.00)++
  Return of capital                 --           --         (0.00)++        --          --          --
                              --------     --------      --------     --------    --------    --------
Total dividends and
  distributions                  (0.01)       (0.03)        (0.02)       (0.05)      (0.04)      (0.02)
                              --------     --------      --------     --------    --------    --------
Net asset value at end of
  period                      $   1.00     $   1.00      $   1.00     $   1.00    $   1.00    $   1.00
                              ========     ========      ========     ========    ========    ========
Total investment return           0.93%        2.94%         1.69%(b)     5.20%(c)    4.01%       1.92%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income           0.92%        2.91%         4.97%++      5.08%       3.93%       1.90%
  Net expenses                    0.34%        0.30%         0.30%++      0.30%       0.30%       0.30%
  Expenses (before
     waiver/reimbursement)        0.49%        0.39%         0.49%++      0.46%       0.50%       0.49%
Net assets at end of
  period (in 000's)           $168,382     $199,284      $198,672     $182,080    $146,766    $147,215




***  The McMorgan Principal Preservation Fund changed its fiscal year end from June
     30 to October 31.
++   Annualized.
++   Less than one cent per share.
(a)  Effective November 27, 2007, shareholders of the McMorgan Principal
     Preservation Fund Class McMorgan shares became owners of Class I shares of the
     MainStay Principal Preservation Fund. Additionally, the accounting and performance history of the McMorgan Principal Preservation Fund was redesignated as that of Class I shares of MainStay Principal Preservation
     Fund.
(b)  Total return is not annualized.
(c)  The loss resulting from a compliance violation did not have an effect on total return.




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              17

NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of fourteen funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay Principal Preservation Fund (the "Fund"), a diversified fund.

The Fund currently offers one class of shares, Class I shares, which commenced operations on November 27, 2007. Class I shares are offered at net asset value without imposition of a front-end sales charge or a contingent deferred sales charge.

The Fund's investment objective is to maximize current income consistent with maintaining liquidity and preserving capital.

The financial statements of the Fund reflect the historical results of McMorgan Principal Preservation Fund, a series of McMorgan Funds (the "McMorgan Trust"), prior to its reorganization. Upon the completion of the reorganization, the Class I shares of the Fund assumed the performance, financial and other historical information of the McMorgan Principal Preservation Fund.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) VALUATION OF FUND SHARES. The Fund seeks to maintain a net asset value ("NAV") of $1.00 per share, although there is no assurance that it will be able to do so on a continuous basis, and it has adopted certain investment, portfolio and dividend and distribution policies designed to enable it to do as such. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

(B) SECURITIES VALUATION. Securities are valued at their amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date.

"Fair Value" is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value by using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

- Level 1--quoted prices in active markets for identical investments

- Level 2--other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

- Level 3--significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of October 31, 2009, for the Fund's investments is included at the end of the Fund's Portfolio of Investments.

The valuation techniques that may have been used by the Fund to measure fair value during the year ended October 31, 2009, maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund may have utilized some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets. For the year ended October 31, 2009, there have been no changes to the fair value methodologies.

(C) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code") applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.



18    MainStay Principal Preservation Fund

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is "more likely than not" to be sustained assuming examination by taxing authorities. Management has analyzed the Funds' tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Fund's financial statements. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund declares dividends of net investment income daily and the Fund pays them monthly and declares and pays distribution of net realized capital gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at NAV, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America.

(E) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued daily and discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the straight-line method.

(F) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H) REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager to be creditworthy, pursuant to guidelines established by the Fund's Board of Trustees. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(I) INDEMNIFICATIONS. Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("New York Life Investments" or "Manager"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. On April 8, 2009, at a meeting of the Board of Trustees of the Fund ("Board"), the Board approved the termination of the Subadvisory Agreement between the Manager and McMorgan & Company LLC, effective as of the close of business on April 14, 2009. The Fund is now advised by New York Life Investments directly, without a subadvisor.


                                                   mainstayinvestments.com    19

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of 0.25% of the Fund's average daily net assets, plus a fee for fund accounting services previously provided by New York Life Investments under a separate Fund accounting agreement.

Effective August 1, 2009, New York Life Investments has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the Fund so that the Fund's total ordinary operating expenses (total ordinary operating expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage, other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests) do not exceed 0.30% of the Fund's average daily net assets. The expense limitation agreement may be modified or terminated only with the approval of the Board. Under the expense limitation agreement, New York Life Investments may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within the term of the agreement. Any recoupment amount is generally applied within a fiscal year. This agreement was set to expire on July 31, 2010. On December 11, 2009, the Board of the Fund approved an extension of the agreement to February 28, 2011.

Prior to August 1, 2009, New York Life Investments had written expense limitation agreement that set the expense limitation for Class I shares at the same level as the August 1, 2009 agreement.

From time to time, the Manager may limit expenses of the Fund to the extent it deems appropriate to enhance the yield of the Fund, or a particular class of the Fund, during periods when expenses have a significant impact on the yield of the Fund, or a particular class of the Fund, as applicable, because of a low interest rates. This expense limitation policy is voluntary and in addition to any contractual arrangements that may be in place with respect to the Fund and described in the Fund's prospectus. It may be revised or terminated by the Manager at any time without notice.

For the year ended October 31, 2009, New York Life Investments earned fees from the Fund in the amount of $480,970 and waived its fees in the amount of $258,752.

State Street Bank and Trust Company ("State Street"), 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAV of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAV, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("MainStay Investments"), an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MainStay Investments has entered into an agreement with Boston Financial Data Services, Inc. pursuant to which it performs certain services for which MainStay Investments is responsible. Transfer agent expenses incurred by the Fund for the year ended October 31, 2009, amounted to $37,216.

(C) OTHER. Pursuant to the Management Agreement, a portion of the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments is payable directly by the Fund. For the year ended October 31, 2009, these fees, which are included in professional fees shown on the Statement of Operations, were $8,882.

NOTE 4--FEDERAL INCOME TAX:

As of October 31, 2009, the components of accumulated gain (loss) on a tax basis were as follows:

                 ACCUMULATED          OTHER         UNREALIZED         TOTAL
 ORDINARY    CAPITAL AND OTHER      TEMPORARY      APPRECIATION     ACCUMULATED
   INCOME        GAIN (LOSS)       DIFFERENCES    (DEPRECIATION)    GAIN (LOSS)
  $63,029            $--               $--              $--           $63,029
-------------------------------------------------------------------------------



The following table discloses the current year reclassifications between accumulated undistributed net investment income and accumulated net realized loss on investments arising from permanent differences; net assets at October 31, 2009 are not affected.

   ACCUMULATED       ACCUMULATED
  UNDISTRIBUTED     NET REALIZED     ADDITIONAL
 NET INVESTMENT    GAIN (LOSS) ON      PAID-IN
  INCOME (LOSS)      INVESTMENTS       CAPITAL
    $65,201           $(65,201)          $--
-----------------------------------------------



The reclassifications for the Fund are primarily due to distribution redesignations.



20    MainStay Principal Preservation Fund

The tax character of distributions paid during the periods ended October 31, 2009, October 31, 2008 and October 31, 2007, shown in the Statement of Changes in Net Assets, was as follows:

                              2009         2008         2007
Distributions paid
  from:
  Ordinary Income       $1,622,662   $5,571,288   $3,196,423
  Return of Capital             --           --          747
------------------------------------------------------------
                        $1,622,662   $5,571,288   $3,197,170
------------------------------------------------------------


NOTE 5--CUSTODIAN:

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 6--CAPITAL SHARE TRANSACTIONS:

 CLASS I (AT $1 PER SHARE)                 SHARES
Year ended October 31, 2009:
Shares sold                           104,424,689
Shares issued to shareholders in
  reinvestment of dividends             1,590,770
Shares redeemed                      (136,976,130)
                                     ------------
  Net decrease                        (30,960,671)
                                     ============
Year ended October 31, 2008:
Shares sold                           376,550,447
Shares issued to shareholders in
  reinvestment of dividends             5,415,744
Shares redeemed                      (381,611,693)
                                     ------------
  Net increase                            354,498
                                     ============



NOTE 7--MONEY MARKET GUARANTEE:

The Fund participated in the U.S. Treasury Department's Temporary Money Market Fund Guarantee Program (the "Program"). The Program sought to guarantee the NAV of certain shares of participating money market funds as of September 19, 2008. To the extent that funds were available in the Program, any shares held by an investor in the Fund as of the close of business September 19, 2008 were insured against loss during the duration of the Program, September 19, 2008 through September 18, 2009. The total cost of these payments equaled 0.04% of the applicable assets of the Fund. This expense was borne by the Fund without regard to any expense limitation currently in effect.

NOTE 8--OTHER MATTERS:

On May 27, 2009, New York Life Investments settled charges by the Securities and Exchange Commission ("SEC") relating to the MainStay Equity Index Fund (the "Equity Index Fund"), an S&P 500 index fund created in 1990 and sold through January 1, 2002, at which time it was closed to new investors and new investments. The Equity Index Fund is a series of the Trust and is managed by New York Life Investments. The settlement relates to the period from March 12, 2002 through June 30, 2004, during which time the SEC alleged that New York Life Investments failed to provide the Equity Index Fund's board with information necessary to evaluate the cost of a guarantee provided to shareholders of the Equity Index Fund, and that prospectus and other disclosures misrepresented that there was no charge to the Equity Index Fund or its shareholders for the guarantee. New York Life Investments, without admitting or denying the allegations, consented to the entry of an administrative cease and desist order finding violations of Sections 15(c) and 34(b) of the 1940 Act, Section 206(2) of the Investment Advisers Act of 1940, as amended, and requiring a civil penalty of $800,000, disgorgement of $3,950,075 (which represents a portion of its management fees relating to the Equity Index Fund for the relevant period) as well as interest of $1,350,709. These amounts, totaling approximately $6.101 million, are being distributed to shareholders who held shares of the Equity Index Fund between March 2002 and June 2004, without any material financial impact to New York Life Investments.

NOTE 9--SUBSEQUENT EVENTS:

In connection with the preparation of the financial statements of the Fund as of and for the fiscal year ended October 31, 2009, events and transactions subsequent to October 31, 2009 through December 23, 2009, the date the financial statements were issued, have been evaluated by the Fund's management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.


                                                   mainstayinvestments.com    21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Principal Preservation Fund ("the Fund"), one of the funds constituting The MainStay Funds, as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two- year period then ended, and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statement of changes in net assets and financial highlights for each of the years or periods presented through October 31, 2007, were audited by other auditors, whose report dated December 14, 2007, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Principal Preservation Fund of The MainStay Funds as of October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

                                  /s/ KPMG LLP

Philadelphia, Pennsylvania
December 23, 2009



22    MainStay Principal Preservation Fund

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT (UNAUDITED)

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") requires that each mutual fund's board of trustees, including a majority of trustees who are not "interested persons" of the fund, as defined in the 1940 Act ("Independent Trustees"), annually review and approve the fund's investment advisory agreement. At its June 17-18, 2009 meeting, the Board of Directors/Trustees of the MainStay Group of Funds ("Board") unanimously approved the Management Agreement between the MainStay Principal Preservation Fund ("Fund") and New York Life Investment Management LLC ("New York Life Investments").

In reaching its decision to approve the Agreement set forth above (the "Agreement"), the Board considered information prepared specifically in connection with the contract review process that took place at various meetings between December 2008 and June 2009, as well as information furnished to it throughout the year at regular and special Board meetings. Information requested by and provided to the Board specifically in connection with the contract review process included, among other things, reports on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting LLC ("Strategic Insight"), an independent third-party service provider engaged by the Board to report objectively on the Fund's investment performance, management fees and ordinary operating expenses. The Board also requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, and responses to several comprehensive lists of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board. Information provided to the Board at its meetings throughout the year included, among other things, detailed investment analytics reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received throughout the year, among other things, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In determining to approve the Agreement, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services to be provided to the Fund by New York Life Investments; (ii) the investment performance of the Fund and New York Life Investments; (iii) the costs of the services to be provided, and profits to be realized, by New York Life Investments and its affiliates from their relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund's management fee levels and overall total ordinary operating expenses, particularly as compared to similar funds and portfolios.

While individual members of the Board may have weighed certain factors differently, the Board's decision to approve the Agreement was based on a comprehensive consideration of all the information provided to the Board, including information provided to the Board throughout the year with respect to New York Life Investments and specifically in connection with the contract review processes. The Board's conclusions with respect to the Agreement also were based, in part, on the Board's consideration of the Agreement in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, and that the Fund's shareholders, having had the opportunity to consider alternative investment products and services, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board's decision to approve the Agreement is provided below.

NATURE, EXTENT AND QUALITY OF SERVICES TO BE PROVIDED BY NEW YORK LIFE
INVESTMENTS

In considering the approval of the Agreement, the Board examined the nature, extent and quality of the services that New York Life Investments proposed to provide to the Fund. The Board evaluated New York Life Investments' experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds and serves a variety of other investment advisory clients, including pooled investment vehicles, generally, and other money market funds specifically. The Board considered the experience of senior personnel at New York Life Investments providing investment advisory, management and administrative services to the Fund, as well as New York Life Investments' reputation and financial condition. In this regard, the Board considered the experience of the Fund's portfolio managers, the number of accounts managed by the portfolio managers and New York Life Investments' method for compensating portfolio managers. The Board considered New York Life Investments' performance in fulfilling its responsibilities for overseeing the Fund's legal and compliance environment, for overseeing compliance with the Fund's policies and investment objectives, and for implementing Board directives as they relate to the Fund. In addition, the Board noted that New York Life Investments also is responsible for paying all of the salaries and expenses for the Fund's officers. The Board also considered the benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the

                                                   mainstayinvestments.com    23
imposition of a sales charge, as described more fully in the Fund's prospectus.



As part of its considerations, the Board acknowledged New York Life Investments' recent settlement with the Securities and Exchange Commission ("SEC") concerning matters relating to the MainStay Equity Index Fund, including materials provided to the Board of Trustees of The MainStay Funds in 2002-2004 in connection with the annual review of that fund's management fee. The Board noted that, since this matter was first brought to the Board's attention in 2003, New York Life Investments had taken a number of steps to enhance the quality and completeness of information provided to the Board in connection with the Board's consideration of the MainStay Group of Funds' investment advisory contracts. The Board believes that New York Life Investments has taken appropriate actions in response to this matter.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund likely would continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments' experience, personnel, operations and resources.

INVESTMENT PERFORMANCE

In evaluating the Fund's investment performance, the Board considered investment performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board particularly considered the detailed investment analytics reports provided by New York Life Investments' Investment Consulting Group on the Fund throughout the year. These reports, which were prepared by New York Life Investments in consultation with the Board, include, among other things, information on the Fund's gross and net returns, the Fund's investment performance relative to relevant investment categories and Fund benchmarks, and the Fund's investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to similar mutual funds managed by other investment advisers.

In considering the Fund's investment performance, the Board gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund's investment performance, as well as discussions between the Fund's portfolio managers and the Board that occurred at meetings from time to time throughout the year and in previous years. The Board also considered any specific actions that New York Life Investments had taken, or had agreed with the Board to take, to enhance Fund investment performance, and the results of those actions. In considering the Fund's investment performance, the Board focused principally on the Fund's long-term performance track record.

The Board favorably noted that during the recent economic crisis the Fund experienced no liquidity concerns.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund's investment performance over time has been satisfactory. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Annual Report and in the Fund's prospectus.

COSTS OF THE SERVICES PROVIDED, AND PROFITS TO BE REALIZED, BY NEW YORK LIFE INVESTMENTS

The Board considered the costs of the services provided by New York Life Investments under the Agreement, and the profits expected to be realized by New York Life Investments and its affiliates due to their relationships with the Fund.

In evaluating the costs and profits of New York Life Investments and its affiliates due to their relationships with the Fund, the Board considered, among other things, New York Life Investments' investments in personnel, systems, equipment and other resources necessary to manage the Fund. The Board acknowledged that New York Life Investments must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that New York Life Investments' ability to maintain a strong financial position is important in order for New York Life Investments to continue to provide high-quality ongoing services to the Fund. The Board noted, for example, increased costs borne by New York Life Investments and its affiliates due to new and ongoing regulatory and compliance requirements. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

The Board also reviewed information from New York Life Investments and its affiliates regarding their estimated profitability due to their overall relationships with the Fund. The Board considered information illustrating the revenues and expenses of New York Life Investments allocated to the Fund.

The Board noted the difficulty in obtaining reliable comparative data about mutual fund managers' profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager's organization, the types of funds it manages, and the manager's capital structure and costs of capital. While recognizing the difficulty in evaluating a manager's profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability


24    MainStay Principal Preservation Fund
methodology presented by New York Life Investments to the Board with respect to the Fund was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments' affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund's transfer agent and distributor. The information provided to the Board indicated that the profitability to New York Life Investments and its affiliates arising directly from these other arrangements was not excessive. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the annual contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreement, the Board considered the profitability of New York Life Investments' relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreement, that the profits to be realized by New York Life Investments and its affiliates due to their relationships with the Fund are fair and reasonable.

EXTENT TO WHICH ECONOMIES OF SCALE MAY BE REALIZED AS THE FUND GROWS

The Board also considered whether the Fund's expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from New York Life Investments and Strategic Insight showing how the Fund's management fee hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. The Board noted the extent to which the Fund benefits from breakpoints, expense waivers or reimbursements. While recognizing that any precise determination of future economies of scale is necessarily subjective, the Board considered the extent to which New York Life Investments may realize a larger profit margin as the Fund's assets grow over time.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund's expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund's expense structure as the Fund grows over time.

MANAGEMENT FEES AND TOTAL ORDINARY OPERATING EXPENSES

The Board evaluated the reasonableness of the fees to be paid under the Agreement and the Fund's expected total ordinary operating expenses. The Board also considered the impact of the Fund's expense limitation arrangements pursuant to which New York Life Investments has agreed to limit the Fund's total ordinary operating expenses.

In assessing the reasonableness of the Fund's fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. The Board noted the impact of the recent economic crisis on the MainStay Group of Funds and, consistent with statements from SEC staff members and with published advice from Strategic Insight, the Board reviewed supplemental peer data that reflected more recent peer groupings based on relatively smaller asset sizes. In addition, the Board considered information provided by New York Life Investments on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account explanations from New York Life Investments about the different scope of services provided to retail mutual funds as compared with other investment advisory clients.

The Board noted that, outside of the Fund's management fee and the fees charged under a share class's Rule 12b-1 and/or shareholder services plans, a share class's most significant "other expenses" are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a "per-account" fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund's average net assets. The Board took into account information from New York Life Investments showing that the Fund's transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company ("NSC"), the Fund's transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board particularly considered representations from New York Life Investments that the MainStay Group of Funds' transfer agent fee structure is designed to allow NSC to provide transfer agent services to the Funds essentially "at cost," and that NSC historically has realized only very modest profitability from providing transfer agent services to the Funds.

The Board observed that, because the Fund's transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class's expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board noted that transfer agent fees are a significant portion of total expenses of many funds in the MainStay Group of

                                                   mainstayinvestments.com    25

Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tends to be greater than for other open-end retail funds because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board noted the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company ("New York Life") policyholders, who often maintain smaller account balances than other fund investors. The Board discussed measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including:
(i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) closing small accounts with balances below $500; (iv) since 2007, charging an annual $20.00 small account fee on accounts with balances below $1,000; (v) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts; and (vi) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors.

After considering all of the factors outlined above, the Board concluded that the Fund's management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board's overall conclusions regarding the Agreement, support a conclusion that these fees and expenses are reasonable.

CONCLUSION

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreement.



26    MainStay Principal Preservation Fund

FEDERAL INCOME TAX

INFORMATION (UNAUDITED)

The dividends paid by the Fund during the fiscal year ended October 31, 2009, should be multiplied by 100.0% to arrive at the amount eligible for qualified interest income.

In February 2010, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 the federal tax status of the distributions received by shareholders in calendar year 2009. The amounts that will be reported on such 1099-DIV will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2009.

PROXY VOTING POLICIES AND

PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; or
(ii) on the SEC's website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782);
(ii) by visiting the Fund's website at mainstayinvestments.com; or (iii) on the SEC's website at www.sec.gov.



SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE


The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


                                                   mainstayinvestments.com    27

BOARD MEMBERS AND OFFICERS (UNAUDITED)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, Eclipse Funds, Eclipse Funds Inc., ICAP Funds, Inc. MainStay Funds Trust, and MainStay VP Series Fund, Inc.) (collectively, the "Fund Complex"), the Manager and when applicable, the Subadvisor(s). Each Board member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation upon reaching age 72. A Board Member reaching the age of 72 may continue for additional one-year periods with the approval of the Board's Nominating and Governance Committee.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782).

                                                                                  NUMBER OF
                 TERM OF OFFICE,                                                  FUNDS IN FUND   OTHER
                 POSITION(S) HELD                                                 COMPLEX         DIRECTORSHIPS
NAME AND         WITH THE FUND COMPLEX AND        PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER
 ---------------------------------------------------------------------------------------------------------------------------
INTERESTED BOARD MEMBER*

JOHN Y. KIM      Indefinite;                      Member of the Board of                65        None
9/24/60          ECLIPSE TRUST: Trustee since     Managers, President and Chief
                 2008 (2 funds);                  Executive Officer (since 2008)
                 ECLIPSE FUNDS INC.: Director     of New York Life Investment
                 since 2008 (21 funds);           Management LLC and New York
                 ICAP FUNDS, INC.: Director       Life Investment Management
                 since 2008 (4 funds);            Holdings LLC; Member of the
                 MAINSTAY TRUST: Trustee since    Board of Managers, MacKay
                 2008 (14 funds);                 Shields LLC (since 2008);
                 MAINSTAY FUNDS TRUST: Trustee    Chairman of the Board,
                 since April 2009 (4 funds);      Institutional Capital LLC,
                 and                              Madison Capital LLC, McMorgan
                 MAINSTAY VP SERIES FUND, INC.:   & Company LLC, Chairman and
                 Director since 2008 (20          Chief Executive Officer,
                 portfolios).                     NYLIFE Distributors LLC and
                                                  Chairman of the Board of
                                                  Managers, NYLCAP Manager, LLC
                                                  (since 2008); President,
                                                  Prudential Retirement, a
                                                  business unit of Prudential
                                                  Financial, Inc. (2002 to 2007)
----------------------------------------------------------------------------------------------------------------------------




   * This Board Member is considered to be an "interested person" of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company. New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled "Principal Occupation(s) During the Past Five Years."



28    MainStay Principal Preservation Fund

                                                                                  NUMBER OF
                 TERM OF OFFICE,                                                  FUNDS IN FUND   OTHER
                 POSITION(S) HELD                                                 COMPLEX         DIRECTORSHIPS
NAME AND         WITH THE FUND COMPLEX AND        PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER
 ---------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED BOARD MEMBERS

SUSAN B. KERLEY  Indefinite;                      President, Strategic                  65        Trustee, Legg Mason
8/12/51          ECLIPSE TRUST: Chairman since    Management Advisors LLC (since                  Partners Funds, Inc.,
                 2005, and Trustee since 2000     1990)                                           since 1991 (59 portfolios)
                 (2 funds);
                 ECLIPSE FUNDS INC.: Chairman
                 since 2005 and Director since
                 1990 (21 funds);
                 ICAP FUNDS, INC.:  Chairman
                 and Director since 2006 (4
                 funds);
                 MAINSTAY TRUST: Chairman and
                 Board Member since 2007;
                 MAINSTAY FUNDS TRUST: Chairman
                 and Trustee since April 2009
                 (4 funds); and
                 MAINSTAY VP SERIES FUND, INC.:
                 Chairman and Director since
                 2007 (20 portfolios).
----------------------------------------------------------------------------------------------------------------------------
ALAN R. LATSHAW  Indefinite;                      Retired; Partner, Ernst &             65        Trustee, State Farm
3/27/51          ECLIPSE TRUST: Trustee and       Young LLP (2002 to 2003);                       Associates Funds Trusts
                 Audit Committee Financial        Partner, Arthur Andersen LLP                    since 2005 (4 portfolios);
                 Expert since 2007 (2 funds);     (1989 to 2002); Consultant to                   Trustee, State Farm Mutual
                 ECLIPSE FUNDS INC.: Director     the MainStay Funds Audit and                    Fund Trust since 2005 (15
                 and Audit Committee Financial    Compliance Committee (2004 to                   portfolios); Trustee,
                 Expert since 2007 (21 funds);    2006)                                           State Farm Variable
                 ICAP FUNDS, INC.:  Director                                                      Product Trust since 2005
                 and Audit Committee Financial                                                    (9 portfolios)
                 Expert since 2007 (4 funds);
                 MAINSTAY TRUST: Trustee and
                 Audit Committee Financial
                 Expert since 2006 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 and Audit Committee Financial
                 Expert since April 2009 (4
                 funds); and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director and Audit Committee
                 Financial Expert since 2007
                 (20 portfolios).
----------------------------------------------------------------------------------------------------------------------------





                                                   mainstayinvestments.com    29

                                                                                  NUMBER OF
                 TERM OF OFFICE,                                                  FUNDS IN FUND   OTHER
                 POSITION(S) HELD                                                 COMPLEX         DIRECTORSHIPS
NAME AND         WITH THE FUND COMPLEX AND        PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER
 ---------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED BOARD MEMBERS

PETER MEENAN     Indefinite;                      Independent Consultant;               65        None
12/5/41          ECLIPSE TRUST: Trustee since     President and Chief Executive
                 2002 (2 funds);                  Officer, Babson--United, Inc.
                 ECLIPSE FUNDS INC.: Director     (financial services firm)
                 since 2002 (21 funds);           (2000 to 2004); Independent
                 ICAP FUNDS, INC.:  Director      Consultant (1999 to 2000);
                 since 2006 (4 funds);            Head of Global Funds, Citicorp
                 MAINSTAY TRUST: Trustee since    (1995 to 1999)
                 2007 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since April 2009 (4 funds);
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 2007 (20
                 portfolios).
----------------------------------------------------------------------------------------------------------------------------
RICHARD H.       Indefinite;                      Managing Director, ICC Capital        65        None
NOLAN, JR.       ECLIPSE TRUST: Trustee since     Management;
11/16/46         2007 (2 funds);                  President--Shields/Alliance,
                 ECLIPSE FUNDS INC.: Director     Alliance Capital Management
                 since 2007 (21 funds);           (1994 to 2004)
                 ICAP FUNDS, INC.:  Director
                 since 2007 (4 funds);
                 MAINSTAY TRUST: Trustee since
                 2007 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since April 2009 (4 funds);
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 2006 (20
                 portfolios).
----------------------------------------------------------------------------------------------------------------------------
RICHARD S.       Indefinite;                      Chairman  and Chief Executive         65        None
TRUTANIC         ECLIPSE TRUST: Trustee since     Officer Somerset & Company
2/13/52          2007 (2 funds);                  (financial advisory firm)
                 ECLIPSE FUNDS INC.: Director     (since 2004); Managing
                 since 2007 (21 funds);           Director The Carlyle Group
                 ICAP FUNDS, INC.:  Director      (private investment firm)
                 since 2007 (4 funds);            (2002 to 2004); Senior
                 MAINSTAY TRUST: Trustee since    Managing Director, Partner and
                 1994 (14 funds);                 Board Member, Groupe Arnault
                 MAINSTAY FUNDS TRUST: Trustee    S.A. (private investment firm)
                 since April 2009 (4 funds);      (1999 to 2002)
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 2007 (20
                 portfolios).
----------------------------------------------------------------------------------------------------------------------------






30    MainStay Principal Preservation Fund

                                                                                  NUMBER OF
                 TERM OF OFFICE,                                                  FUNDS IN FUND   OTHER
                 POSITION(S) HELD                                                 COMPLEX         DIRECTORSHIPS
NAME AND         WITH THE FUND COMPLEX AND        PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER
 ---------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED BOARD MEMBERS

ROMAN L. WEIL    Indefinite;                      V. Duane Rath Professor               65        None
5/22/40          ECLIPSE TRUST:                   Emeritus of Accounting,
                 Trustee and Audit Committee      Chicago Booth School of
                 Financial Expert since 2007 (2   Business, University of
                 funds);                          Chicago; President, Roman L.
                 ECLIPSE FUNDS INC.: Director     Weil Associates, Inc.
                 and Audit Committee Financial    (consulting firm)
                 Expert since 2007 (21 funds);
                 ICAP FUNDS, INC.:  Director
                 and Audit Committee Financial
                 Expert since 2007 (4 funds);
                 MAINSTAY TRUST: Trustee and
                 Audit Committee Financial
                 Expert since 2007 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since April 2009 (4 funds);
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 1994 and Audit
                 Committee Financial Expert
                 since 2003 (20 portfolios).
----------------------------------------------------------------------------------------------------------------------------
JOHN A. WEISSER  Indefinite;                      Retired. Managing Director of         65        Trustee, Direxion Funds
10/22/41         ECLIPSE TRUST:                   Salomon Brothers, Inc. (1971                    (34 portfolios) and
                 Trustee since 2007 (2 funds);    to 1995)                                        Direxion Insurance Trust
                 ECLIPSE FUNDS INC.: Director                                                     (3 portfolios) since 2007;
                 since 2007 (21 funds);                                                           Trustee, Direxion Shares
                 ICAP FUNDS, INC.:  Director                                                      ETF Trust, since 2008 (22
                 since 2007 (4 funds);                                                            portfolios)
                 MAINSTAY TRUST: Trustee since
                 2007 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since April 2009 (4 funds);
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 1997 (20
                 portfolios).
----------------------------------------------------------------------------------------------------------------------------





                                                   mainstayinvestments.com    31

   At a meeting of the Board Members held on June 18, 2009, the following individuals were appointed to serve as Officers of the MainStay Group of Funds.


           POSITIONS(S)
           HELD
           WITH THE
NAME AND   FUNDS
DATE OF    AND LENGTH OF   PRINCIPAL OCCUPATION(S)
BIRTH      SERVICE         DURING PAST FIVE YEARS
 --------------------------------------------------------------------------------
OFFICERS

JACK R.    Treasurer and   Assistant Treasurer, New York Life Investment
BENIN-     Principal       Management Holdings LLC (since July 2008); Managing
TENDE      Financial and   Director, New York Life Investment Management LLC
5/12/64    Accounting      (since 2007); Treasurer and Principal Financial and
           Officer since   Accounting Officer, MainStay VP Series Fund, Inc. and
           2007            ICAP Funds, Inc. (since 2007), and MainStay Funds
                           Trust (since April 2009); Vice President, Prudential
                           Investments (2000 to 2007); Assistant Treasurer,
                           JennisonDryden Family of Funds, Target Portfolio
                           Trust, The Prudential Series Fund and American Skandia
                           Trust (2006 to 2007); Treasurer and Principal
                           Financial Officer, The Greater China Fund (2007)
---------------------------------------------------------------------------------
JEFFREY    Vice            Managing Director, Compliance (since 2009), Director
A.         President and   and Associate General Counsel, New York Life
ENGELSMAN  Chief           Investment Management LLC (2005 to 2008); Assistant
9/28/67    Compliance      Secretary, NYLIFE Distributors LLC (2006 to 2008);
           Officer since   Vice President and Chief Compliance Officer, ICAP
           January 2009    Funds, Inc. (since January 2009), and MainStay Funds
                           Trust (since April 2009); Assistant Secretary, The
                           MainStay Funds and ICAP Funds, Inc. (2006 to 2008);
                           Assistant Secretary, Eclipse Funds, Eclipse Funds,
                           Inc., and MainStay VP Series Fund, Inc. (2005 to
                           2008); Director and Senior Counsel, Deutsche Asset
                           Management (1999 to 2005)
---------------------------------------------------------------------------------
STEPHEN    President       President and Chief Operating Officer, NYLIFE
P. FISHER  since 2007      Distributors LLC (since 2008); Chairman of the Board,
2/22/59                    NYLIM Service Company (since 2008); Senior Managing
                           Director and Chief Marketing Officer, New York Life
                           Investment Management LLC (since 2005); Managing
                           Director--Retail Marketing, New York Life Investment
                           Management LLC (2003 to 2005); President, MainStay VP
                           Series Fund, Inc. and ICAP Funds, Inc. (since 2007),
                           and MainStay Funds Trust (since April 2009); Managing
                           Director, UBS Global Asset Management (1999 to 2003)
---------------------------------------------------------------------------------
SCOTT T.   Vice            Director, New York Life Investment Management LLC
HAR-       Presiden-       (including predecessor advisory organizations) (since
RINGTON    t -- Adminis-   2000); Executive Vice President, New York Life Trust
2/8/59     tration since   Company and New York Life Trust Company, FSB (since
           2005            2006); Vice President--Administration, MainStay VP
                           Series Fund, Inc. (since 2005), ICAP Funds, Inc.
                           (since 2006) and MainStay Funds Trust (since April
                           2009)
---------------------------------------------------------------------------------
MARGUER-   Chief Legal     Vice President, Associate General Counsel and
ITE E. H.  Officer since   Assistant Secretary, New York Life Insurance Company
MORRISON   2008 and        (since 2008); Managing Director, Associate General
3/26/56    Secretary       Counsel and Assistant Secretary, New York Life
           since 2004      Investment Management LLC (since 2004); Managing
                           Director and Secretary, NYLIFE Distributors LLC;
                           Secretary, NYLIM Service Company (since 2008);
                           Assistant Secretary, New York Life Investment
                           Management Holdings LLC (since 2008); Chief Legal
                           Officer (since 2008) and Secretary, MainStay VP Series
                           Fund, Inc. (since 2004), ICAP Funds, Inc. (since 2006)
                           and MainStay Funds Trust (since April 2009); Chief
                           Legal Officer--Mutual Funds and Vice President and
                           Corporate Counsel, The Prudential Insurance Company of
                           America (2000 to 2004)
---------------------------------------------------------------------------------




   * The Officers listed above are considered to be "interested persons" of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company. New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column captioned "Principal Occupation(s) During Past Five Years." Officers are elected annually by the Boards to serve a one year term.



32    MainStay Principal Preservation Fund

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MAINSTAY 130/30 CORE FUND
MAINSTAY 130/30 GROWTH FUND
MAINSTAY COMMON STOCK FUND
MAINSTAY EPOCH U.S. ALL CAP FUND
MAINSTAY EPOCH U.S. EQUITY FUND
MAINSTAY EQUITY INDEX FUND(1)
MAINSTAY GROWTH EQUITY FUND
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY MAP FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY U.S. SMALL CAP FUND

INCOME FUNDS
MAINSTAY 130/30 HIGH YIELD FUND
MAINSTAY CASH RESERVES FUND
MAINSTAY DIVERSIFIED INCOME FUND
MAINSTAY FLOATING RATE FUND
MAINSTAY GOVERNMENT FUND
MAINSTAY HIGH YIELD CORPORATE BOND FUND
MAINSTAY INDEXED BOND FUND
MAINSTAY INTERMEDIATE TERM BOND FUND
MAINSTAY MONEY MARKET FUND
MAINSTAY PRINCIPAL PRESERVATION FUND
MAINSTAY SHORT TERM BOND FUND
MAINSTAY TAX FREE BOND FUND

BLENDED FUNDS
MAINSTAY BALANCED FUND
MAINSTAY CONVERTIBLE FUND
MAINSTAY INCOME BUILDER FUND

INTERNATIONAL FUNDS
MAINSTAY 130/30 INTERNATIONAL FUND
MAINSTAY EPOCH GLOBAL CHOICE FUND
MAINSTAY EPOCH GLOBAL EQUITY YIELD FUND
MAINSTAY EPOCH INTERNATIONAL SMALL CAP FUND
MAINSTAY GLOBAL HIGH INCOME FUND
MAINSTAY ICAP GLOBAL FUND
MAINSTAY ICAP INTERNATIONAL FUND
MAINSTAY INTERNATIONAL EQUITY FUND


ASSET ALLOCATION FUNDS
MAINSTAY CONSERVATIVE ALLOCATION FUND
MAINSTAY GROWTH ALLOCATION FUND
MAINSTAY MODERATE ALLOCATION FUND
MAINSTAY MODERATE GROWTH ALLOCATION FUND

RETIREMENT FUNDS
MAINSTAY RETIREMENT 2010 FUND
MAINSTAY RETIREMENT 2020 FUND
MAINSTAY RETIREMENT 2030 FUND
MAINSTAY RETIREMENT 2040 FUND
MAINSTAY RETIREMENT 2050 FUND

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
NEW YORK, NEW YORK

SUBADVISORS

EPOCH INVESTMENT PARTNERS, INC.
NEW YORK, NEW YORK

INSTITUTIONAL CAPITAL LLC(2)
CHICAGO, ILLINOIS

MACKAY SHIELDS LLC(2)
NEW YORK, NEW YORK

MADISON SQUARE INVESTORS LLC(2)
NEW YORK, NEW YORK

MARKSTON INTERNATIONAL LLC
WHITE PLAINS, NEW YORK

WINSLOW CAPITAL MANAGEMENT, INC.
MINNEAPOLIS, MINNESOTA

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 800-MAINSTAY (624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.

                          Not part of the Annual Report

----------------------------------------------------
Not FDIC/NCUA Insured  Not a Deposit  May Lose Value



-------------------------------------------------------
No Bank Guarantee  Not Insured by Any Government Agency
-------------------------------------------------------




NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

mainstayinvestments.com                                       The MainStay Funds

(C) 2009 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-AO17048    (RECYCLE LOGO)                        MS283-09    MSPP11-12/09
                                                                          D2

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 TAX FREE BOND FUND



                 Message from the President

                 and

                 Annual Report

                 October 31, 2009

MESSAGE FROM THE PRESIDENT

The 12-month period ended October 31, 2009, was generally positive for stock and bond investors alike. Signs that the economy was beginning to stabilize brought renewed hope to investors and helped generate a sharp turnaround in the stock market.

When the reporting period began, the stock and bond markets were still reacting to the government's massive bailout plan. Several new facilities were instituted to help restore market liquidity, and the Federal Reserve agreed to purchase various types of securities in a strategy known as quantitative easing.

On December 16, 2008, the Federal Open Market Committee lowered the federal funds target rate to a range between 0.0% and 0.25%. Over time, the markets responded favorably to the coordinated efforts of Congress, the Treasury Department, the Federal Deposit Insurance Corporation, the Federal Reserve and other central banks to address the credit crisis. The turning point for the U.S. stock market came in March 2009, when investors became convinced that the worst was over and an economic recovery was likely.

Domestic equities generally advanced for the remainder of the reporting period, with the strongest results coming from stocks that had been among the hardest hit when the market fell. Despite advances in some financial stocks, the financials sector as a whole declined during the reporting period.

International stocks advanced, with strong results in the materials sector as commodity prices recovered. As investors moved from defensive sectors to more cyclical stocks, utilities weakened but semiconductor companies recorded strong results.

In the fixed-income markets, higher-risk segments were particularly strong. High-yield bonds, floating-rate debt and emerging-market debt were generally strong performers. U.S. Treasury securities and high-grade corporate issues, which had been stellar performers in the first half of the reporting period, weakened as investors' appetite for risk increased.

To keep your investments on a solid footing in a shifting market environment, our portfolio managers pursued their respective investment objectives and strategies with confidence and determination. Although short-term variations are an inevitable part of investing, our portfolio managers know that long-term results are the ultimate measure of investment success.

Fortunately, after three calendar quarters of economic contraction, gross domestic product was once again positive in the third quarter of 2009. Corporate profits, while still below third-quarter 2008 levels, have advanced for three consecutive quarters. At MainStay Funds, we find this economic data encouraging, and we hope you do too.

At MainStay, we have long recommended that our clients get invested, stay invested and add to their investments over time. With prudent diversification, gradual portfolio adjustments and a long-term perspective, MainStay shareholders can maintain a positive outlook as they pursue their financial goals.

Sincerely,


/s/ STEPHEN P. FISHER


Stephen P. Fisher
President



                          Not part of the Annual Report

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 TAX FREE BOND FUND



                 MainStay Funds

                 Annual Report

                 October 31, 2009

TABLE OF CONTENTS


ANNUAL REPORT
---------------------------------------------

INVESTMENT AND PERFORMANCE COMPARISON       5
---------------------------------------------

PORTFOLIO MANAGEMENT DISCUSSION AND
ANALYSIS                                    9
---------------------------------------------

PORTFOLIO OF INVESTMENTS                   12
---------------------------------------------

FINANCIAL STATEMENTS                       17
---------------------------------------------

NOTES TO FINANCIAL STATEMENTS              22
---------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM                            30
---------------------------------------------

BOARD CONSIDERATION AND APPROVAL OF
MANAGEMENT AGREEMENT AND SUBADVISORY
AGREEMENTS                                 31
---------------------------------------------
SPECIAL MEETING OF SHAREHOLDERS            36
---------------------------------------------

FEDERAL INCOME TAX INFORMATION             36
---------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        36
---------------------------------------------

SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       36
---------------------------------------------

BOARD MEMBERS AND OFFICERS                 37

INVESTMENT AND PERFORMANCE COMPARISON(1) (UNAUDITED)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(2)--MAXIMUM 4.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               ONE      FIVE     TEN
TOTAL RETURNS               YEAR     YEARS    YEARS
---------------------------------------------------
With sales charges          6.65%    1.43%    3.67%
Excluding sales charges    11.67     2.37     4.15




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                                                BARCLAYS CAPITAL
                           MAINSTAY TAX    BARCLAYS CAPITAL        3-15 YEAR
                             FREE BOND      MUNICIPAL BOND     BLENDED MUNICIPAL
                               FUND              INDEX             BOND INDEX
                           ------------    ----------------    -----------------
10/31/99                        9550             10000               10000
                               10335             10851               10756
                               11399             11991               11829
                               11868             12695               12546
                               12180             13344               13195
                               12753             14149               13889
                               12979             14508               14049
                               13684             15341               14762
                               13836             15788               15265
                               12837             15266               15346
10/31/09                       14335             17342               17098





CLASS A SHARES--MAXIMUM 4.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               ONE      FIVE     TEN
TOTAL RETURNS               YEAR     YEARS    YEARS
---------------------------------------------------
With sales charges          6.69%    1.45%    3.68%
Excluding sales charges    11.72     2.39     4.16




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                                                BARCLAYS CAPITAL
                           MAINSTAY TAX    BARCLAYS CAPITAL        3-15 YEAR
                             FREE BOND      MUNICIPAL BOND     BLENDED MUNICIPAL
                               FUND              INDEX             BOND INDEX
                           ------------    ----------------    -----------------
10/31/99                       23875             25000               25000
                               25837             27127               26889
                               28498             29977               29572
                               29669             31736               31364
                               30449             33359               32987
                               31883             35372               34723
                               32448             36269               35122
                               34209             38353               36904
                               34591             39469               38163
                               32111             38166               38365
10/31/09                       35874             43356               42744





CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               ONE      FIVE     TEN
TOTAL RETURNS               YEAR     YEARS    YEARS
---------------------------------------------------
With sales charges          6.32%    1.73%    3.87%
Excluding sales charges    11.32     2.07     3.87




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                                                BARCLAYS CAPITAL
                           MAINSTAY TAX    BARCLAYS CAPITAL        3-15 YEAR
                             FREE BOND      MUNICIPAL BOND     BLENDED MUNICIPAL
                               FUND              INDEX             BOND INDEX
                           ------------    ----------------    -----------------
10/31/99                       10000             10000               10000
                               10784             10851               10756
                               11866             11991               11829
                               12321             12695               12546
                               12614             13344               13195
                               13188             14149               13889
                               13374             14508               14049
                               14065             15341               14762
                               14186             15788               15265
                               13128             15266               15346
10/31/09                       14614             17342               17098




1. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares generally have a $25,000 minimum initial investment with no minimum subsequent purchase amount. For investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds, the minimum initial investment is $15,000. Investor Class shares and Class A shares are sold with a maximum initial sales charge of 4.50% and an annual 12b-1 fee of 0.25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of up to 5.00% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 0.50%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00% if redeemed within one year of purchase, and have an annual 12b-1 fee of 0.50%. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within the term of the agreement. Any recoupment is generally applied within a fiscal year. This agreement expires on February 28, 2011.

THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               ONE      FIVE     TEN
TOTAL RETURNS               YEAR     YEARS    YEARS
---------------------------------------------------
With sales charges         10.31%    2.07%    3.87%
Excluding sales charges    11.31     2.07     3.87




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                                                        BARCLAYS CAPITAL
                                   MAINSTAY TAX    BARCLAYS CAPITAL        3-15 YEAR
                                     FREE BOND      MUNICIPAL BOND     BLENDED MUNICIPAL
                                       FUND              INDEX             BOND INDEX
                                   ------------    ----------------    -----------------
10/31/99                               10000             10000               10000
                                       10784             10851               10756
                                       11866             11991               11829
                                       12321             12695               12546
                                       12614             13344               13195
                                       13188             14149               13889
                                       13374             14508               14049
                                       14065             15341               14762
                                       14186             15788               15265
                                       13127             15266               15346
10/31/09                               14612             17342               17098






 BENCHMARK PERFORMANCE                                         ONE      FIVE     TEN
                                                               YEAR    YEARS    YEARS
Barclays Capital Municipal Bond Index(3)                      13.60%    4.15%    5.66%
Barclays Capital 3-15 Year Blended Municipal Bond Index(4)    11.42     4.25     5.51
Average Lipper general municipal debt fund(5)                 13.92     2.78     4.47



2. Performance figures for Investor Class shares, first offered on February 28, 2008, includes the historical performance of Class B shares through February 27, 2008, adjusted for differences in certain contractual fees and expenses. Unadjusted, the performance shown for Investor Class shares might have been lower.
3. The Barclays Capital Municipal Bond Index includes approximately, 15,000 municipal bonds, rated Baa or better by Moody's, with a maturity of at least two years. Bonds subject to the Alternative Minimum Tax or with floating or zero coupons are excluded. Total returns assume the reinvestment of all dividends and capital gains. Effective July 1, 2009, the Fund selected the Barclays Capital Municipal Bond Index as its primary benchmark in replacement of the Barclays Capital 3-15 Year Blended Municipal Bond Index. The Fund selected the Barclays Capital Municipal Bond Index in connection with a change in subadvisor. The Barclays Capital Municipal Bond Index is the Fund's broad-based securities market index for comparison purposes. An investment cannot be made directly in an index.
4. The Barclays Capital 3-15 Year Blended Municipal Bond Index is an index of investment grade municipal bonds with maturities of 3-15 years. The index is calculated on a total return basis. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
5. The average Lipper general municipal debt fund is representative of funds that invest primarily in municipal debt issues in the top four credit ratings. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

THE FOOTNOTE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



6    MainStay Tax Free Bond Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY TAX FREE BOND FUND
(UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2009, to October 31, 2009, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2009, to October 31, 2009.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended October 31, 2009. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      5/1/09        10/31/09       PERIOD(1)        10/31/09        PERIOD(1)
INVESTOR CLASS SHARES          $1,000.00       $1,059.60        $5.40          $1,020.00         $5.30
--------------------------------------------------------------------------------------------------------

CLASS A SHARES                 $1,000.00       $1,060.50        $4.78          $1,020.60         $4.69
--------------------------------------------------------------------------------------------------------

CLASS B SHARES                 $1,000.00       $1,058.60        $6.69          $1,018.70         $6.56
--------------------------------------------------------------------------------------------------------

CLASS C SHARES                 $1,000.00       $1,057.30        $6.74          $1,018.70         $6.61
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (1.04% for Investor Class, 0.92% for Class A, 1.29% for Class B and 1.30% for Class C) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.


                                                    mainstayinvestments.com    7

STATE COMPOSITION AS OF OCTOBER 31, 2009 (UNAUDITED)


California                            18.7%
New Jersey                             9.6
Florida                                8.4
Illinois                               8.2
Texas                                  7.8
North Carolina                         6.9
Georgia                                5.8
Puerto Rico                            4.7
Louisiana                              4.4
Michigan                               3.8
Arizona                                3.3
New York                               3.3
Pennsylvania                           2.9
Ohio                                   2.0
Nevada                                 1.8
Massachusetts                          1.6
Hawaii                                 1.4
Kansas                                 1.4
New Mexico                             1.3
Delaware                               1.0
Alaska                                 0.9
Wyoming                                0.9
Wisconsin                              0.7
Indiana                                0.5
South Carolina                         0.5
Washington                             0.5
District of Columbia                   0.2
Missouri                               0.2
Liabilities in Excess of Cash and
  Other Assets                        -2.7
                                     -----
                                     100.0%
                                     =====



 See Portfolio of Investments beginning on page 12 for specific holdings within these categories.



TOP TEN ISSUERS HELD AS OF OCTOBER 31, 2009 (EXCLUDING SHORT-TERM INVESTMENT)


    1.  California State, 5.25%-5.625%, due
        4/1/26-10/1/29
    2.  Chicago, Illinois Housing Authority
        Capital Program Revenue, 5.00%, due
        7/1/23
    3.  North Carolina Municipal Power Agency
        N1, Catawba Electric Revenue, 6.50%, due
        1/1/20
    4.  California Housing Finance Agency
        Revenue, Multifamily Housing, 0.40%, due
        2/1/40
    5.  Detroit, Michigan Sewer Disposal
        Revenue, 6.50%-7.50%, due 7/1/24-7/1/33
    6.  San Antonio, Texas Electric & Gas
        (Escrow Shares), 5.00%, due 2/1/17
    7.  South Florida Water Management District,
        5.00%, due 10/1/20
    8.  OMWD, California Financing Authority
        Revenue, Water Treatment Project, 5.00%, due 6/1/39
    9.  Highlands County Florida Health
        Facilities Authority Revenue Hospital,
        Adventist Health Systems, 5.375%, due
        11/15/35
   10.  Puerto Rico Commonwealth Infrastructure
        Financing Authority, Special Tax
        Revenue, 5.50%, due 7/1/23






8    MainStay Tax Free Bond Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

QUESTIONS ANSWERED BY STANDISH MELLON ASSET MANAGEMENT COMPANY LLC (STANDISH MELLON), THE FUND'S FORMER SUBADVISOR, AND JOHN LOFFREDO, CFA, AND ROBERT DIMELLA, CFA, OF MACKAY SHIELDS LLC (MACKAY SHIELDS), THE FUND'S SUBADVISOR.(1)

HOW DID MAINSTAY TAX FREE BOND FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12 MONTHS ENDED OCTOBER 31, 2009?

Excluding all sales charges, MainStay Tax Free Bond Fund returned 11.67% for Investor Class shares, 11.72% for Class A shares, 11.32% for Class B shares and 11.31% for Class C shares for the 12 months ended October 31, 2009. All share classes underperformed the 13.92% return of the average Lipper(2) general municipal debt fund and the 13.60% return of the Barclays Capital Municipal Bond Index,(3) for the 12 months ended October 31, 2009. Investor Class and Class A shares outperformed and Class B and Class C shares underperformed the 11.42% return of the Barclays Capital 3-15 Year Blended Municipal Bond Index,(4) during the reporting period. The Barclays Capital Municipal Bond Index is the Fund's broad-based securities-market index. See pages 5 and 6 for Fund returns with sales charges.

WERE THERE ANY SIGNIFICANT CHANGES IN THE FUND'S PORTFOLIO MANAGEMENT OR INVESTMENT APPROACH DURING THE REPORTING PERIOD?

The Fund's Board of Trustees approved the termination of Standish Mellon as the Subadvisor to the Fund effective July 1, 2009. For the period from November 1, 2008, to June 30, 2009, the Fund's performance figures referenced above reflect the performance of the Fund while it was managed by its former Subadvisor, Standish Mellon.

Also effective July 1, 2009, the Board approved changing the Fund's primary benchmark index from the Barclays Capital 3-15 Year Blended Municipal Bond Index to the Barclays Capital Municipal Bond Index.

WHAT MAJOR FACTORS AFFECTED THE FUND DURING THE 12 MONTHS ENDED OCTOBER 31,
2009?

During the first eight months of the reporting period, several factors affected the Fund. The passage of the American Recovery and Reinvestment Act of 2009
(ARRA) in February 2009 provided support to the municipal market. ARRA provides temporary budget relief to help states with health and education funding. This aid eased some of the credit concerns that were negatively affecting the market at the beginning of 2009. In addition, ARRA included the Build America Bond
(BAB) program, which allows municipal issuers to access the taxable debt market with the federal government subsidizing 35% of the interest expense over the life of the bonds. It is estimated that this program will replace $100 billion to $150 billion of tax-exempt issuance over the next two years. The realization that municipal issuance could be scarce for the next two years as a result of the BAB program created a powerful rally in the tax-exempt market in the spring of 2009.

During the last four months of the reporting period, the municipal market experienced strong technical support from a combination of robust demand from retail investors and lower tax-exempt issuance. As retail investors began to move out of cash and into fixed-income products, anticipation that income taxes would increase resulted in strong cash flows into municipal bond funds. As demand increased, new-issue tax-exempt supply declined because of the BAB program. From a credit quality perspective, the municipal bond market continued to reflect concerns about recession-related budget gaps.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE REPORTING PERIOD?

During the first eight months of the reporting period, the Fund's performance was affected by market dislocations, which the Fund tried to use to its advantage. The Fund also benefited from the market's expectation of diminished municipal bond supply.

In the last four months of the reporting period, the Fund sought to increase yield to be more competitive with peer funds. The Fund was restructured to

----------
The values of debt securities fluctuate depending on various factors including interest rates, issuer creditworthiness, market conditions and maturities. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund. Industrial development, pollution control and revenue bonds are generally not secured by the taxing power of the municipality, but are secured by revenues paid by the industrial user. This means that if the industrial user cannot repay principal and/or interest on the bonds, the Fund may lose money.

1. During the reporting period, New York Life Investments delegated day-to-day portfolio management responsibilities to Standish Mellon Asset Management LLC from November 1, 2008, to June 30, 2009, and to MacKay Shields LLC beginning on October 17, 2009. From July 1, 2009, through October 16, 2009, Messrs. Loffredo and DiMella served as portfolio managers of the Fund in their positions as officers of New York Life Investments. MacKay Shields LLC is an affiliate of New York Life Investments. "New York Life Investments" is a service mark used by New York Life Investment Management LLC.
2. See footnote on page 6 for more information on Lipper Inc.
3. See footnote on page 6 for more information on the Barclays Capital Municipal Bond Index.
4. See footnote on page 6 for more information on the Barclays Capital 3-15 Year Blended Municipal Bond Index.


                                                    mainstayinvestments.com    9
improve value, while keeping duration(5) in line with the Barclays Capital Municipal Bond Index.

The Fund's yield-curve(6) positioning was adjusted as part of the restructuring. At the end of June, the Fund was overweighted relative to the Barclays Capital Municipal Bond Index in bonds with three to seven years before they would mature. At that time, these bonds were trading at prices the Subadvisor took to be high in relation to their historical averages. The Fund sold these securities and reinvested in bonds with longer maturities to take advantage of a steep yield curve. The Fund also focused on higher-coupon new money issues that were perceived to have a greater probability of being refunded(7) over the next 24 months. The Fund's restructuring strategy helped strengthen performance during the last four months of the reporting period, as the yield curve flattened (bringing short- and long-term yields closer together) and spreads(8) on higher-coupon securities tightened.

WHAT WAS THE FUND'S DURATION STRATEGY DURING THE REPORTING PERIOD?

During the first eight months of the reporting period, the Fund had a longer duration than the Barclays Capital 3-15 Year Blended Municipal Bond Index. This duration posture helped the Fund's performance relative to that Index as historically attractive valuations in the municipal market prompted buying interest from individual investors and mutual funds.

During the last four months of the reporting period, the Fund's strategy was to keep duration close to that of the Barclays Capital Municipal Bond Index, adjusting it modestly shorter or longer to mitigate significant volatility in the market rather than to add value potential.

WHAT OTHER POSITIONING DECISIONS AFFECTED THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD?

During the first eight months of the reporting period, the market anticipated that a new cigarette tax might lower cigarette consumption. The Fund sold longer-maturity tobacco bonds that might be affected. The Fund replaced these bonds with shorter-maturity bonds that offered a similar yield, and the strategy benefited the Fund.

During the last four months of the reporting period, the Fund's investment process centered on relative value analysis. The Fund bought securities believed to be mispriced in the market. This analysis prompted the Fund to move further out the yield curve, or spectrum of maturities, and into refundable issues. After an assessment was made of the relative value of higher-rated investment-grade bonds, specifically those rated AAA and AA+ without credit enhancement, the Fund determined that lower-rated investment-grade issues were more attractive. These positions helped the Fund's performance during the last four months of the reporting period.

DURING THE REPORTING PERIOD, WHICH MARKET SEGMENTS WERE STRONG CONTRIBUTORS TO THE FUND'S PERFORMANCE AND WHICH SEGMENTS DETRACTED?

During the first eight months of the reporting period, the Fund benefited from exposure to Puerto Rico tax-free bonds and prepaid gas-contract tax-exempt bonds secured by Goldman Sachs. The advantage came as municipal buyers gravitated toward securities that were the weakest performers during the flight-to-quality in 2008. The Fund's large weighting in prerefunded issues, which are backed by U.S. Treasurys, detracted from the Fund's performance.

During the last four months of the reporting period, new purchases in the primary market helped the Fund's performance relative to the Barclay's Capital Municipal Bond Index. The Fund concentrated on long-maturity, solid credits with larger coupons. Specific issues included Louisiana Public Facility for Franciscan Mission Aries and Newark Housing Authority for the South Ward Police Facility. The Fund also purchased water and sewer bonds that performed well from the time of purchase through the end of October. These issues included Indianapolis Waterworks Project, Detroit Sewer Authority and Atlanta Water & Wastewater bonds. These positions contrib-

----------
5. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
6. The yield curve is a line that plots the yields of various securities of similar quality-typically U.S. Treasury issues-across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting. The yield curve is said to be steep when yields on longer-maturity bonds are significantly higher than yields on bonds with shorter maturities.
7. Prerefunding or advance refunding is a procedure in which a bond issuer floats a second bond at a lower interest rate, and the proceeds from the sale of the second bond are safely invested, usually in Treasury securities, which in turn, are held in escrow collateralizing the first bond. Given that the advance refunded bonds become, essentially, fully tax-exempt U.S. Treasury securities and no longer represent the credit risk profile of the original borrower, they often increase in value--sometimes significantly.
8. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The term may also refer to the difference in yield between two specific securities or types of securities at a given time.


10    MainStay Tax Free Bond Fund
uted positively to the Fund's performance during the last four months of the reporting period.

Laggards during the last four months of the reporting period included bonds with ultrashort maturities (less than two or three years) that did not participate in the market rally. In addition, some of the newer issues the Fund purchased in mid-September came under pressure when interest rates increased in October.

DID THE FUND MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING
PERIOD?

During the first eight months of the reporting period, the Fund took advantage of market dislocations to purchase credits that appeared to have high quality and depressed prices. The Fund added Washington Energy Northwest and San Antonio Electric & Gas bonds, because they were perceived to have high quality within the power segment and relatively large service areas. The companies' strong debt ratios and experienced management teams also factored into the Fund's purchase decision. The Fund sold Ohio bonds on the state's poor economic outlook. The Fund also eliminated Yankee Stadium bonds to protect the Fund if ticket sales were lower than projected.

During the last four months of the reporting period, the Fund increased its exposure to California tax-exempt securities to a benchmark-neutral position. Spreads for California tax-exempt bonds had reached unusually wide levels, and the Fund increased its exposure on anticipation that the state would resolve concerns about its budget gap. The decision helped the Fund's performance, as California securities outperformed the broader tax-exempt market for three of the four months ended October 31, 2009.

The Fund concentrated its sales in the five- to 10-year portions of the yield curve. In light of the yield curve's steep slope, the Fund moved away from shorter maturity bonds which appeared likely to underperform--and they did.

HOW DID THE FUND'S SECTOR WEIGHTINGS CHANGE DURING THE REPORTING PERIOD?

As noted above, during the last four months of the reporting period, the Fund increased its exposure to California tax-exempt issues from significantly underweight at the beginning of July to an overweight position. The Fund increased exposure to water and sewer bonds and local general obligation bonds, on the perception of value in essential service revenue bonds and so-called ad valorem-backed debt, or debt backed by taxes levied on the actual value of properties and other assets.

The Fund decreased its exposure to prerefunded bonds during the shift in the Fund's yield-curve focus. While the Fund's overall exposure to the health care sector did not change, diversification was added within the sector by reducing overweight positions in two credits and adding several other credits in the primary market.

HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

As of October 31, 2009, the Fund was overweight relative to the Barclays Capital Municipal Bond Index in bonds with maturities greater than 22 years. The Fund sought value potential in longer-dated maturities. The overweight only marginally increased the Fund's overall duration, well within 10% of the duration of the Index.

Toward the end of the reporting period, the Fund increased its average call protection to an overweight position. Call protection prevents a bond from being redeemed by the issuer before a specified date. This strategy was implemented to take advantage of the refunding potential among issues that have come to market since early 2008 with current 10-year calls and high original-yields.

As of October 31, 2009, the Fund was underweight bonds with maturities of five years or less.




----------
The opinions expressed are those of the responders as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


11    MainStay Tax Free Bond Fund

PORTFOLIO OF INVESTMENTS+++ OCTOBER 31, 2009


                                     PRINCIPAL
                                        AMOUNT           VALUE
MUNICIPAL BONDS 102.7%+
--------------------------------------------------------------

ALASKA 0.9%
Alaska Housing Finance Corp.
  Series C
  5.50%, due 6/1/37                 $1,885,000   $   1,904,887
                                                 -------------


ARIZONA 3.3%
Arizona Health Facilities
  Authority Revenue, Banner
  Health
  Series A
  5.00%, due 1/1/19                    700,000         736,533
Pima County Industrial
  Development Authority Lease
  Revenue, Metro
  Police Facility
  Series A
  6.00%, due 7/1/41                  4,000,000       4,269,600
Scottsdale Arizona Industrial
  Development Authority
  Hospital Revenue,
  Scottsdale Healthcare
  5.00%, due 9/1/17                  1,720,000       1,805,123
  5.00%, due 9/1/18                    590,000         610,408
                                                 -------------
                                                     7,421,664
                                                 -------------

CALIFORNIA 18.7%
California Health Facilities
  Financing Authority
  Revenue, Catholic
  Healthcare
  Series A
  6.00%, due 7/1/34                  3,000,000       3,164,010
California Health Facilities
  Financing Authority
  Revenue, Providence
  Health Services
  Series B
  5.50%, due 10/1/39                   750,000         761,422
V  California Housing Finance
  Agency Revenue, Multifamily
  Housing
  Series B
  0.40%, due 2/1/40                  5,955,000       5,955,000
V  California State
  5.25%, due 10/1/29                 5,000,000       4,957,100
  5.625%, due 4/1/26                 5,500,000       5,751,295
California State Public Works
  Revenue, Various Capital
  Project
  Series G1
  5.75%, due 10/1/30                 1,000,000         997,530
Golden State Tobacco
  Securitization Corp.
  Series A
  4.50%, due 6/1/27                  4,620,000       4,004,524
Los Angeles, California
  Harbor
  Department Revenue
  Series B
  5.25%, due 8/1/34                  3,500,000       3,643,395
Los Rios, California
  Community College
  District Election
  Series D
  5.375%, due 8/1/34                 4,000,000       4,114,320
Morongo, California Unified
  School
  District Election
  Series B
  5.25%, due 8/1/38                  3,600,000       3,626,136
V  OMWD, California Financing
  Authority Revenue, Water
  Treatment Project
  5.00%, due 6/1/39                  5,210,000       5,138,467
                                                 -------------
                                                    42,113,199
                                                 -------------

DELAWARE 1.0%
Delaware State Economic
  Development Authority
  Revenue Pollution Control,
  Delmarva Power
  Series C, Insured: AMBAC
  4.90%, due 5/1/26 (a)(b)           2,250,000       2,284,830
                                                 -------------


DISTRICT OF COLUMBIA 0.2%
Columbia Water and Sewer
  Authority Revenue, Public
  Utilities
  5.50%, due 10/1/28                   400,000         476,124
                                                 -------------


FLORIDA 8.4%
Citizens Property Insurance
  Corp. Revenue
  Series A-1
  6.00%, due 6/1/16 (a)              2,220,000       2,383,814
Florida Hurricane Catastrophe
  Fund, Florida Finance Corp.
  Revenue
  Series A
  5.00%, due 7/1/14                  2,000,000       2,156,700
V  Highlands County Florida
  Health Facilities Authority
  Revenue Hospital, Adventist
  Health Systems
  Series D
  5.375%, due 11/15/35 (c)           4,500,000       5,072,805
Miami-Dade County Florida
  Aviation International
  Airport Revenue
  Series A
  5.50%, due 10/1/26                 2,000,000       2,038,000


 + Percentages indicated are based on Fund net assets.
 V Among the Fund's 10 largest issuers held, as of October 31, 2009, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              12

                                     PRINCIPAL
                                        AMOUNT           VALUE
MUNICIPAL BONDS (CONTINUED)
FLORIDA (CONTINUED)
Miami-Dade County Florida
  Solid Waste System Revenue
  Insured: MBIA
  5.00%, due 10/1/19 (a)(d)         $1,735,000   $   1,827,735
V  South Florida Water
  Management District,
  Insured: AMBAC
  5.00%, due 10/1/20 (a)(b)          5,000,000       5,339,000
                                                 -------------
                                                    18,818,054
                                                 -------------

GEORGIA 5.8%
Atlanta, Georgia Water &
  Wastewater
  Revenue
  Series A
  6.00%, due 11/1/22                 2,000,000       2,164,100
  Series A
  6.25%, due 11/1/39                 4,000,000       4,238,560
Dahlonega, Georgia Downtown
  Development Authority,
  North Georgia PHD LLC
  5.25%, due 7/1/40 (a)              3,400,000       3,414,586
Monroe County, Georgia
  Development Authority,
  Oglethorpe Power Corp.
  Series B
  4.625%, due 1/1/36 (a)             3,250,000       3,295,565
                                                 -------------
                                                    13,112,811
                                                 -------------


HAWAII 1.4%
Hawaii State Department of
  Budget and Finance Revenue,
  Hawaiian Electric Co.
  6.50%, due 7/1/39                  3,000,000       3,203,820
                                                 -------------


ILLINOIS 8.2%
V  Chicago, Illinois Housing
  Authority Capital Program
  Revenue
  Insured: FSA
  5.00%, due 7/1/23 (a)(e)           7,000,000       7,213,570
Chicago, Illinois Waterworks
  Revenue
  Insured: FGIC
  6.50%, due 11/1/15 (a)(f)          3,005,000       3,573,396
Illinois State Sales Tax
  Revenue
  Second Series, Insured:
  FGIC
  5.50%, due 6/15/17 (a)(f)          4,000,000       4,610,920
Kane McHenry Cook & De Kalb
  Counties Illinois Unit
  School District No. 300
  Insured: XLCA
  5.00%, due 12/1/20 (a)(g)          3,000,000       3,163,200
                                                 -------------
                                                    18,561,086
                                                 -------------

INDIANA 0.5%
Indianapolis, Indiana Public
  Improvement Bond Bank
  Series A
  5.50%, due 1/1/38 (a)              1,100,000       1,179,266
                                                 -------------


KANSAS 1.4%
Arkansas City Public Building
  Commission Revenue, South
  Central Regional Medical
  Center
  7.00%, due 9/1/29                  3,000,000       3,136,230
                                                 -------------


LOUISIANA 4.4%
Louisiana Public Facilities
  Authority Hospital Revenue,
  Franciscan Mission Aries
  6.75%, due 7/1/39                  4,000,000       4,377,000
Louisiana Public Facilities
  Authority Revenue, Christus
  Health
  Series A
  6.00%, due 7/1/29                  1,600,000       1,683,744
New Orleans, Louisiana Sewer
  Service Revenue
  6.00%, due 6/1/24 (a)                500,000         522,575
  6.25%, due 6/1/29 (a)                750,000         785,175
State of Louisiana Offshore
  Terminal Authority
  Deepwater Port Revenue
  Series C
  5.25%, due 9/1/16                  2,500,000       2,587,475
                                                 -------------
                                                     9,955,969
                                                 -------------

MASSACHUSETTS 1.6%
Massachusetts State Health &
  Educational Facilities
  Authority Revenue,
  Caregroup
  Series E2
  5.00%, due 7/1/18                  3,500,000       3,543,995
                                                 -------------


MICHIGAN 3.8%
V  Detroit, Michigan Sewer
  Disposal Revenue
  Series C-1
  6.50%, due 7/1/24                  1,000,000       1,091,370
  Series B
  7.50%, due 7/1/33 (a)              3,900,000       4,826,133
Michigan State Hospital
  Finance Authority Revenue,
  Refunding
  5.75%, due 11/15/39                2,500,000       2,413,400
Michigan Tobacco Settlement
  Finance Authority
  6.00%, due 6/1/34                    250,000         208,647
                                                 -------------
                                                     8,539,550
                                                 -------------



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13

                                     PRINCIPAL
                                        AMOUNT           VALUE
MUNICIPAL BONDS (CONTINUED)
MISSOURI 0.2%
Manchester/Ballas Community
  Improvement District Sales
  Tax Revenue
  6.125%, due 9/1/29                $  500,000   $     467,090
                                                 -------------


NEVADA 1.8%
Clark County Nevada Passenger
  Facility Charge Revenue,
  Las Vegas-McCarran
  International Airport
  Series A-2, Insured: AMBAC
  5.00%, due 7/1/26 (a)(b)           4,000,000       4,130,880
                                                 -------------


NEW JERSEY 9.6%
New Jersey Health Care
  Facilities Financing
  Authority Revenue,
  Cigarette Tax
  5.625%, due 6/15/18                5,000,000       4,999,750
New Jersey Health Care
  Facilities Financing
  Authority Revenue,
  Hackensack University
  Medical Center
  5.25%, due 1/1/31                  3,020,000       3,108,697
New Jersey Health Care
  Facilities Financing
  Authority, Hospital Asset
  Transformation Program
  Series A
  5.75%, due 10/1/31                 2,000,000       2,139,840
New Jersey State Higher
  Education Assistance
  Authority Revenue, Student
  Loan
  Series A
  6.125%, due 6/1/30                 4,000,000       4,191,320
Newark, New Jersey Housing
  Authority Revenue, South
  Ward Police Facility
  6.75%, due 12/1/38 (a)             4,000,000       4,495,000
Tobacco Settlement Financing
  Corp.
  Series 1A
  4.50%, due 6/1/23                  2,925,000       2,629,341
                                                 -------------
                                                    21,563,948
                                                 -------------

NEW MEXICO 1.3%
New Mexico Finance Authority
  State Transportation
  Revenue
  Series A, Insured: MBIA
  5.00%, due 6/15/22 (a)(d)          2,750,000       2,970,220
                                                 -------------


NEW YORK 3.3%
Albany Industrial Development
  Agency Civic Facility
  Revenue
  Series A
  5.50%, due 5/1/32                  1,215,000       1,275,507
New York State Dormitory
  Authority Lease Revenue
  Court Facilities City of
  New York
  7.375%, due 5/15/10                1,375,000       1,424,486
New York State Dormitory
  Authority
  Revenue
  Series A, Insured: MBIA
  6.00%, due 7/1/19 (a)(d)           2,000,000       2,387,120
  Series B
  7.50%, due 5/15/11 (c)             1,250,000       1,367,613
New York State Dormitory
  Authority Revenue Non State
  Supported Debt
  Series A
  5.50%, due 5/1/37                  1,000,000       1,014,030
New York State Environmental
  Facilities Corp. Pollution
  Control Revenue, State
  Water Revolving Fund
  Series A
  7.50%, due 6/15/12                    60,000          60,360
                                                 -------------
                                                     7,529,116
                                                 -------------

NORTH CAROLINA 6.9%
North Carolina Eastern
  Municipal Power Agency
  Systems Revenue
  Series A
  5.50%, due 1/1/12                  2,000,000       2,138,120
  Series D
  6.75%, due 1/1/26                  2,000,000       2,041,720
V  North Carolina Municipal
  Power Agency N1, Catawba
  Electric Revenue
  Series B
  6.50%, due 1/1/20                  7,000,000       7,140,700
North Carolina Turnpike
  Authority
  Series A
  5.75%, due 1/1/39 (a)              4,000,000       4,206,160
                                                 -------------
                                                    15,526,700
                                                 -------------

OHIO 2.0%
Ohio State Hospital Facility
  Revenue, Cleveland Clinic
  Health
  Series B
  5.50%, due 1/1/34                  3,500,000       3,640,245
Toledo-Lucas County Port
  Authority Development
  Revenue
  Series B
  6.25%, due 5/15/24                 1,030,000         935,745
                                                 -------------
                                                     4,575,990
                                                 -------------

PENNSYLVANIA 2.9%
Pennsylvania State Turnpike
  Commission Revenue
  Series B
  5.75%, due 6/1/39                  4,000,000       4,227,960




14    MainStay Tax Free Bond Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                     PRINCIPAL
                                        AMOUNT           VALUE
MUNICIPAL BONDS (CONTINUED)
PENNSYLVANIA (CONTINUED)
University of Pittsburgh
  Series B
  5.50%, due 9/15/21                $2,000,000   $   2,307,400
                                                 -------------
                                                     6,535,360
                                                 -------------

PUERTO RICO 4.7%
V  Puerto Rico Commonwealth
  Infrastructure Financing
  Authority, Special Tax
  Revenue
  Series C
  5.50%, due 7/1/23 (a)              5,000,000       5,013,900
Puerto Rico Electric Power
  Authority
  Revenue
  Series WW
  5.25%, due 7/1/33                  3,000,000       2,987,700
Puerto Rico Financing Corp.
  Sales
  Tax Revenue
  Series A
  5.50%, due 8/1/23                  2,500,000       2,652,825
                                                 -------------
                                                    10,654,425
                                                 -------------

SOUTH CAROLINA 0.5%
South Carolina Jobs-Economic
  Development
  Authority/Economic
  Development Revenue, Bon
  Secours-St. Francis Medical
  Center
  Series A
  5.625%, due 11/15/30                 935,000       1,057,457
                                                 -------------


TEXAS 7.8%
Dallas-Fort Worth, Texas
  International Airport
  Facilities Improvement
  Revenue
  Series A, Insured: FGIC
  6.00%, due 11/1/28
  (a)(f)(h)                          4,000,000       4,002,240
La Vernia Texas Higher
  Education Finance Corp.
  Revenue
  Series A
  6.25%, due 8/15/39                   865,000         859,118
North Texas Throughway
  Authority Revenue
  Series F
  5.75%, due 1/1/38                  3,000,000       3,034,800
North Texas Tollway Authority
  Revenue
  Series C
  5.25%, due 1/1/44                  2,500,000       2,363,600
V  San Antonio, Texas
  Electric & Gas (Escrow
  Shares)
  Series 2000
  5.00%, due 2/1/17 (i)              5,040,000       5,528,729
Texas State College Student
  Loan
  5.50%, due 8/1/10 (h)              1,760,000       1,814,419
                                                 -------------
                                                    17,602,906
                                                 -------------

WASHINGTON 0.5%
FYI Properties Wash Lease
  Revenue
  5.50%, due 6/1/39                  1,000,000       1,049,000
                                                 -------------


WISCONSIN 0.7%
Wisconsin State Health and
  Educational Facilities
  Authority Revenue
  5.25%, due 4/1/39                  1,500,000       1,484,400
                                                 -------------


WYOMING 0.9%
Campbell County, Wyoming
  Solid Waste Facilities
  Revenue
  Series A
  5.75%, due 7/15/39                 2,000,000       2,106,220
                                                 -------------
Total Investments
  (Cost $222,510,671) (j)                102.7%    231,505,197
Liabilities in Excess of
  Cash and Other Assets                   (2.7)     (6,139,155)
                                         -----    ------------
Net Assets                               100.0%  $ 225,366,042
                                         =====    ============






+++  On a daily basis New York Life
     Investments confirms that the value of
     the Fund's liquid assets (liquid
     portfolio securities and cash) is
     sufficient to cover its potential senior securities (e.g., futures, swaps, options).
(a)  The debt is guaranteed under the Federal
     Deposit Insurance Corporation (FDIC)
     Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States. The expiration date of the FDIC's guarantee is the earlier of the maturity date of the debt or June 30, 2012.
(b)  AMBAC--Ambac Assurance Corp.
(c)  Pre-refunding Security--issuer has or
     will issue new bonds and use the proceeds to purchase Treasury securities that mature at or near the same date as the original issue's call date.
(d)  MBIA--MBIA Insurance Corp.
(e)  FSA--Financial Security Assurance, Inc.
(f)  FGIC--Financial Guaranty Insurance Co.
(g)  XLCA--XL Capital Assurance, Inc.
(h)  Interest on these securities is subject
     to alternative minimum tax.
(i)  Non-income producing security.
(j)  At October 31, 2009, cost is $222,510,671
     for federal income tax purposes and net
     unrealized appreciation is as follows:



Gross unrealized appreciation       $9,699,758
Gross unrealized depreciation         (705,232)
                                    ----------
Net unrealized appreciation         $8,994,526
                                    ==========





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15

The following is a summary of the fair valuations according to the inputs used as of October 31, 2009, for valuing the Fund's assets.

ASSET VALUATION INPUTS


                                                     QUOTED
                                                  PRICES IN
                                                     ACTIVE   SIGNIFICANT
                                                MARKETS FOR          OTHER      SIGNIFICANT
                                                 IDENTICAL     OBSERVABLE     UNOBSERVABLE
                                                     ASSETS         INPUTS           INPUTS
 DESCRIPTION                                      (LEVEL 1)      (LEVEL 2)        (LEVEL 3)           TOTAL
 Investments in Securities
 Municipal Bonds                                   $     --   $231,505,197         $     --    $231,505,197
                                                   --------   ------------         --------    ------------
 Total Investments in Securities                        $--   $231,505,197              $--    $231,505,197
                                                   ========   ============         ========    ============




  At October 31, 2009, the Portfolio did not hold any investments with significant unobservable inputs (Level 3).



16    MainStay Tax Free Bond Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2009


ASSETS:
Investment in securities, at value
  (identified cost $222,510,671)     $231,505,197
Cash                                      272,005
Receivables:
  Interest                              3,340,341
  Fund shares sold                      1,730,098
Other assets                               17,585
                                     ------------
     Total assets                     236,865,226
                                     ------------
LIABILITIES:
Payables:
  Investment securities purchased      10,914,834
  Manager (See Note 3)                     73,680
  NYLIFE Distributors (See Note 3)         57,183
  Fund shares redeemed                     57,103
  Shareholder communication                38,033
  Transfer agent (See Note 3)              31,968
  Professional fees                        28,426
  Custodian                                 6,067
  Trustees                                    635
Accrued expenses                            3,697
Dividend payable                          287,558
                                     ------------
     Total liabilities                 11,499,184
                                     ------------
Net assets                           $225,366,042
                                     ============
COMPOSITION OF NET ASSETS:
Share of beneficial interest
  outstanding (par value of $.01
  per share) unlimited number of
  shares authorized                  $    249,159
Additional paid-in capital            238,410,090
                                     ------------
                                      238,659,249
Accumulated undistributed net
  investment income                       276,420
Accumulated net realized loss on
  investments and swap transactions   (22,564,153)
Net unrealized appreciation on
  investments                           8,994,526
                                     ------------
Net assets                           $225,366,042
                                     ============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $ 21,682,644
                                     ============
Shares of beneficial interest
  outstanding                           2,388,103
                                     ============
Net asset value per share
  outstanding                        $       9.08
Maximum sales charge (4.50% of
  offering price)                            0.43
                                     ------------
Maximum offering price per share
  outstanding                        $       9.51
                                     ============
CLASS A
Net assets applicable to
  outstanding shares                 $162,920,586
                                     ============
Shares of beneficial interest
  outstanding                          18,019,661
                                     ============
Net asset value per share
  outstanding                        $       9.04
Maximum sales charge (4.50% of
  offering price)                            0.43
                                     ------------
Maximum offering price per share
  outstanding                        $       9.47
                                     ============
CLASS B
Net assets applicable to
  outstanding shares                 $ 18,219,305
                                     ============
Shares of beneficial interest
  outstanding                           2,015,455
                                     ============
Net asset value and offering price
  per share outstanding              $       9.04
                                     ============
CLASS C
Net assets applicable to
  outstanding shares                 $ 22,543,507
                                     ============
Shares of beneficial interest
  outstanding                           2,492,683
                                     ============
Net asset value and offering price
  per share outstanding              $       9.04
                                     ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              17

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2009


INVESTMENT INCOME:
INCOME:
  Interest                           $  9,617,575
                                     ------------
EXPENSES:
  Manager (See Note 3)                  1,213,401
  Distribution/Service--Investor
     Class (See Note 3)                    53,832
  Distribution/Service--Class A
     (See Note 3)                         352,819
  Service--Class B (See Note 3)            53,648
  Service--Class C (See Note 3)            26,069
  Transfer agent--Investor Class
     (See Note 3)                          48,754
  Transfer agent--Class A (See Note
     3)                                    68,741
  Transfer agent--Classes B and C
     (See Note 3)                          71,719
  Professional fees                        99,865
  Shareholder communication                97,344
  Distribution--Class B (See Note
     3)                                    53,648
  Distribution--Class C (See Note
     3)                                    26,069
  Registration                             55,332
  Custodian                                23,259
  Trustees                                  8,923
  Miscellaneous                            18,825
                                     ------------
     Total expenses before waiver       2,272,248
  Expense waiver from Manager (See
     Note 3)                             (374,432)
                                     ------------
     Net expenses                       1,897,816
                                     ------------
Net investment income                   7,719,759
                                     ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND SWAP CONTRACTS:
Net realized loss on:
  Security transactions                (8,347,414)
  Swap transactions                    (3,975,000)
                                     ------------
Net realized loss on investments
  and swap transactions               (12,322,414)
                                     ------------
Net change in unrealized
  depreciation on:
  Investments                          25,278,723
  Swap contracts                          378,600
                                     ------------
Net change in unrealized
  depreciation on investments and
  swap contracts                       25,657,323
                                     ------------
Net realized and unrealized gain on
  investments and swap transactions    13,334,909
                                     ------------
Net increase in net assets
  resulting from operations          $ 21,054,668
                                     ============






18    MainStay Tax Free Bond Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED OCTOBER 31, 2009 AND OCTOBER 31, 2008


                                       2009           2008
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income         $  7,719,759   $  8,312,351
 Net realized loss on
  investments, futures
  transactions and swap
  transactions                  (12,322,414)    (1,730,546)
 Net change in unrealized
  appreciation (depreciation)
  on investments, futures
  contracts and swap
  contracts                      25,657,323    (21,834,467)
                               ---------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                     21,054,668    (15,252,662)
                               ---------------------------

Dividends to shareholders:
 From net investment income:
    Investor Class                 (898,748)      (546,593)
    Class A                      (6,125,325)    (6,574,648)
    Class B                        (843,706)    (1,054,404)
    Class C                        (433,702)      (281,903)
                               ---------------------------
 Total dividends to
  shareholders                   (8,301,481)    (8,457,548)
                               ---------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                         45,502,223     15,521,438
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends       5,623,582      5,779,899
 Cost of shares redeemed        (28,103,439)   (35,884,106)
                               ---------------------------
    Increase (decrease) in
     net assets derived from
     capital share
     transactions                23,022,366    (14,582,769)
                               ---------------------------
    Net increase (decrease)
     in net assets               35,775,553    (38,292,979)

NET ASSETS:
Beginning of year               189,590,489    227,883,468
                               ---------------------------
End of year                    $225,366,042   $189,590,489
                               ===========================
Accumulated undistributed net
 investment income at end of
 year                          $    276,420   $  1,339,988
                               ===========================





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              19

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                 INVESTOR CLASS
                                          ----------------------------
                                                          FEBRUARY 28,
                                                             2008**
                                           YEAR ENDED        THROUGH
                                          OCTOBER 31,      OCTOBER 31,

                                          ----------------------------
                                              2009            2008
Net asset value at beginning of period      $  8.48          $  9.07
                                            -------          -------
Net investment income                          0.34 (a)         0.25
Net realized and unrealized gain (loss)
  on investments                               0.63            (0.60)
                                            -------          -------
Total from investment operations               0.97            (0.35)
                                            -------          -------
Less dividends:
  From net investment income                  (0.37)           (0.24)
                                            -------          -------
Net asset value at end of period            $  9.08          $  8.48
                                            =======          =======
Total investment return (b)                   11.67%           (4.03%)(c)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                        3.93%            3.92% ++
  Net expenses                                 1.02%            0.99% ++
  Expenses (before waiver/reimbursement)       1.25%            1.21% ++
Portfolio turnover rate                          94%              90%
Net assets at end of period (in 000's)      $21,683          $21,450




                                                       CLASS B
                            ------------------------------------------------------------
                                               YEAR ENDED OCTOBER 31,

                            ------------------------------------------------------------
                              2009       2008       2007           2006           2005
Net asset value at
  beginning of period       $  8.44    $  9.48    $  9.75        $  9.62        $   9.85
                            -------    -------    -------        -------        --------
Net investment income          0.32 (a)   0.33       0.34           0.36 (a)        0.36
Net realized and
  unrealized gain (loss)
  on investments               0.63      (1.03)     (0.26)          0.13 (e)       (0.22)
                            -------    -------    -------        -------        --------
Total from investment
  operations                   0.95      (0.70)      0.08           0.49            0.14
                            -------    -------    -------        -------        --------
Less dividends:
  From net investment
     income                   (0.35)     (0.34)     (0.35)         (0.36)          (0.37)
                            -------    -------    -------        -------        --------
Net asset value at end of
  period                    $  9.04    $  8.44    $  9.48        $  9.75        $   9.62
                            =======    =======    =======        =======        ========
Total investment return
  (b)                         11.32%     (7.46%)     0.86%          5.16%(d)(e)     1.41%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income        3.68%      3.63%      3.63%          3.68%           3.67%
  Net expenses                 1.26%      1.20%      1.14%          1.14%           1.14%
  Expenses (before
     waiver/reimbursement)     1.50%      1.40%      1.31%          1.34%(d)        1.31%
Portfolio turnover rate          94%        90%        59%            55%             26%
Net assets at end of
  period (in 000's)         $18,219    $23,935    $31,921        $45,529        $228,206



**   Commencement of operations.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)  Total return is not annualized.
(d)  Includes nonrecurring reimbursements from the Manager for professional fees.
     The effect on total return was less than one-hundredth of a percent.
(e)  The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager's reimbursement of such losses was less than
     0.01% per share on net realized gains on investments and the effect on total investment return was less than 0.01%.





20    MainStay Tax Free Bond Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                              CLASS A
      -------------------------------------------------------



                       YEAR ENDED OCTOBER 31,

      -------------------------------------------------------
        2009        2008        2007        2006        2005
      $   8.45    $   9.48    $   9.75    $   9.62    $  9.84
      --------    --------    --------    --------    -------
          0.35 (a)    0.36        0.38        0.38 (a)   0.38
          0.62       (1.02)      (0.27)       0.13 (e)  (0.21)
      --------    --------    --------    --------    -------
          0.97       (0.66)       0.11        0.51       0.17
      --------    --------    --------    --------    -------

         (0.38)      (0.37)      (0.38)      (0.38)     (0.39)
      --------    --------    --------    --------    -------
      $   9.04    $   8.45    $   9.48    $   9.75    $  9.62
      ========    ========    ========    ========    =======
         11.72%      (7.17%)      1.12%       5.43%(d)(e)1.77%

          4.04%       3.94%       3.88%       3.93%      3.92%
          0.90%       0.88%       0.89%       0.89%      0.89%
          1.08%       1.04%       1.06%       1.09%(d)   1.06%
            94%         90%         59%         55%        26%
      $162,921    $136,781    $189,210    $200,593    $38,508




                           CLASS C
      -------------------------------------------------
                    YEAR ENDED OCTOBER 31,

      -------------------------------------------------
        2009      2008      2007      2006        2005
      $  8.45    $ 9.48    $ 9.75    $ 9.62      $ 9.85
      -------    ------    ------    ------      ------
         0.32 (a)  0.34      0.35      0.36 (a)    0.36
         0.61     (1.03)    (0.27)     0.13 (e)   (0.22)
      -------    ------    ------    ------      ------
         0.93     (0.69)     0.08      0.49        0.14
      -------    ------    ------    ------      ------

        (0.34)    (0.34)    (0.35)    (0.36)      (0.37)
      -------    ------    ------    ------      ------
      $  9.04    $ 8.45    $ 9.48    $ 9.75      $ 9.62
      =======    ======    ======    ======      ======
        11.31%    (7.46%)    0.86%     5.16%(d)(e) 1.41%

         3.68%     3.64%     3.63%     3.68%       3.67%
         1.28%     1.20%     1.14%     1.14%       1.14%
         1.51%     1.40%     1.31%     1.34%(d)    1.31%
           94%       90%       59%       55%         26%
      $22,544    $7,425    $6,752    $5,949      $6,231




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              21

NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of fourteen funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay Tax Free Bond Fund (the "Fund"), a diversified fund.

The Fund currently offers four classes of shares. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on May 1, 1986. Class C shares commenced operations on September 1, 1998. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value ("NAV") per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered at NAV without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and a 1.00% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The four classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and bear the same conditions except that Class B and Class C shares are subject to higher distribution and service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

Class I Shares were first offered to the public on December 18, 2009.

The Fund's investment objective is to provide a high level of current income free from regular federal income tax, consistent with the preservation of capital.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Debt securities are valued at prices supplied by a pricing agent or broker selected by the Fund's Manager (as defined in Note 3(A)) in consultation with the Fund's Subadvisor, if any (as defined in Note 3(A)), whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund's Manager, in consultation with the Fund's Subadvisor, if any, to be representative of market values, at the regular close of trading of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date"). Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less ("short-term investments") are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board of Trustees to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's Manager or Subadvisor, as defined in Note 3(A), reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At October 31, 2009, the Fund did not hold securities that were valued in such a manner.

"Fair Value" is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based


22    MainStay Tax Free Bond Fund
on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

- Level 1--quoted prices in active markets for identical investments

- Level 2--other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

- Level 3--significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of October 31, 2009, for the Fund's investments is included at the end of the Fund's Portfolio of Investments.

The valuation techniques that may have been used by the Fund to measure fair value during the year ended October 31, 2009, maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund may have utilized some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets. For the year ended October 31, 2009, there have been no changes to the fair value methodologies.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code") applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is "more likely than not" to be sustained assuming examination by taxing authorities. Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Fund's financial statements. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income monthly and distributions of net realized capital and currency gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at NAV, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than short-term investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative NAV on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported

                                                   mainstayinvestments.com    23
amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) PURCHASED AND WRITTEN OPTIONS. The Fund may write covered call and put options on its portfolio securities or foreign currencies. These securities are subject to income price risk in the normal course of investing in these transactions. Premiums received are recorded as assets, and the market value of the written options are recorded as liabilities. The liabilities are subsequently adjusted and unrealized appreciation or depreciation is recorded to reflect the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or are cancelled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, in exchange for the premium, the Fund foregoes the opportunity for capital appreciation above the exercise price should the price of the underlying security or foreign currency increase. The Fund, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security or foreign currency below the exercise price. A call option may be covered by the call writer's owning the underlying security throughout the option period. A call option may also be covered by the call writer's maintaining liquid assets valued at greater than the exercise price of the call written. When writing a covered call option, the Fund, in return for the premium on the option, gives up the opportunity to profit from a price increase in the underlying securities above the exercise price. However, as long as the obligation as the writer continues, the Fund has retained the risk of loss should the price of the underlying security decline. After writing a put option, the Fund may incur risk exposure equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of the option. The Fund writes covered call options to try to realize greater return on the sale of a stock. The Fund writes put options to help protect against unanticipated adverse developments.

The Fund may purchase call and put options on its portfolio securities or foreign currencies. The Fund may purchase call options to protect against an increase in the price of the security or foreign currency it anticipates purchasing or to increase its current return. The Fund may purchase put options on its securities or foreign currencies to protect against a decline in the value of the security or foreign currency or to close out covered written put positions. The Fund may also purchase options to seek to enhance returns. Risks may arise from an imperfect correlation between the change in market value of the securities or foreign currencies held by the Fund and the prices of options relating to the securities or foreign currencies purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum risk exposure for any purchased option is limited to the premium initially paid for the option. The fund did not invest in purchased or written options during the year ended October 31, 2009.

(H) REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor, if any, to be creditworthy, pursuant to guidelines established by the Fund's Board of Trustees. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(I) FUTURES CONTRACTS. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (i.e., foreign currency, interest rate, security, or securities index.) The Fund is subject to equity price risk and interest rate risk in the normal course of investing in these transactions. The Fund enters into futures contracts for hedging purposes, managing the duration and yield curve profile, market exposure or to enhance income. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. A Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin". When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. Risks


24    MainStay Tax Free Bond Fund
arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. The Fund invests in futures contracts to help manage the duration and yield curve of the portfolio. The Fund's investment in futures contracts and other derivatives may increase the volatility of the Fund's NAV and may result in a loss to the Fund. The Fund did not invest in futures contracts during the year ended October 31, 2009.

(J) SWAP AGREEMENTS. The Fund enters into interest rate swap agreements ("swaps") for the purpose of attempting to protect against changes in interest rates or for other portfolio management purposes. In a standard swaps transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a notional amount. Credit default swaps are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. Credit default swaps may be used to provide a measure of protection against defaults of sovereign or corporate issuers. In connection with these agreements, cash or securities may be set aside as collateral in accordance with the terms of the swap agreement.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

Swaps are marked to market daily based upon quotations from market makers and vendors and the change in value, if any, is recorded as unrealized gain or loss. Payments received or made on swap contracts are recorded as realized gain or loss. Gains or losses are realized upon early termination of the swap agreements. These financial instruments are not actively traded on financial markets. Entering into these agreements involves elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements and that there may be unfavorable changes in interest rates or the price of the index or security underlying these transactions.

(K) CONCENTRATION OF RISK. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(L) INDEMNIFICATIONS. Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(M) QUANTITATIVE DISCLOSURE OF DERIVATIVE HOLDINGS. The following tables show additional disclosures about the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2009.

REALIZED GAIN (LOSS)

                                         INTEREST
                        STATEMENT OF         RATE
                          OPERATIONS    CONTRACTS
                            LOCATION         RISK         TOTAL
                   Net realized gain
                      (loss) on swap
Swap Contracts          transactions  $(3,975,000)  $(3,975,000)
                                      -------------------------
Total Realized
  Gain (Loss)                         $(3,975,000)  $(3,975,000)
                                      =========================





                                                   mainstayinvestments.com    25

CHANGE IN APPRECIATION (DEPRECIATION)

                                          INTEREST
                         STATEMENT OF         RATE
                           OPERATIONS    CONTRACTS
                             LOCATION         RISK         TOTAL
                        Net change in
                           unrealized
                         appreciation
                    (depreciation) on
Swap Contracts         swap contracts     $378,600    $  378,600
                                       -------------------------
Total Change in
  Appreciation
  (Depreciation)                          $378,600      $378,600
                                       =========================



NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OR SHARES/UNITS (1)

                                  INTEREST
                                      RATE
                                 CONTRACTS
                                      RISK         TOTAL

Swap Contracts (2)             $(3,474,500)  $(3,474,500)



(1) Amount disclosed represents the weighted average held during the twelve-month period.

(2) Amount(s) represent(s) notional amount.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("New York Life Investments" or "Manager"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. Effective as of the close of business on June 30, 2009, the subadvisory agreement between New York Life Investments and Standish Mellon Asset Management Company LLC was terminated. From July 1, 2009, through October 16, 2009, New York Life Investments managed the Fund directly without the use of a subadvisor. On October 16, 2009, shareholders of the Fund approved a subadvisory agreement between New York Life Investments and MacKay Shields LLC ("MacKay Shields"). Accordingly, MacKay Shields (the "Subadvisor"), is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a subadvisory agreement ("Subadvisory Agreement") between New York Life Investments and the Subadvisor, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows:
0.60% on assets up to $500 million; 0.575% on assets from $500 million to $1 billion and 0.55% on assets in excess of $1 billion. New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.45% on assets up to $500 million and 0.425% on assets from $500 million to $1 billion and to 0.40% on assets in excess of $1 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate accounting agreement.

Effective August 1, 2009, New York Life Investments has entered into a written expense limitation agreement under which it has agreed to waive a portion of the management fee or reimburse expenses to the extent necessary to ensure that the total ordinary operating expenses (total ordinary operating expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage, other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests) for the Fund's Class A shares do not exceed 0.94% of its average net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal amount of basis points, to the other share classes of the Fund. The expense limitation agreement may be modified or terminated only with the approval of the Board. Under the expense limitation agreement, New York Life Investments may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within the term of the agreement. Any recoupment amount is generally applied within a fiscal year. This expense limitation agreement was set to expire on July 31, 2010. On December 11, 2009, the Board of the Fund approved an extension of the expense limitation agreement to February 28, 2011.

Prior to August 1, 2009, New York Life Investments had entered into a written expense limitation agreement under which it agreed to waive a portion of the management fee or reimburse expenses to the extent necessary to ensure that the total ordinary operating expenses of the appropriate class of shares did not exceed the following percentages of average daily net assets: Investor Class, 0.99%; Class A, 0.89%; Class B, 1.24%; and Class C, 1.24%.

For the year ended October 31, 2009, New York Life Investments earned fees from the Fund in the amount of $1,213,401 and waived its fees in the amount of $374,432.

State Street Bank and Trust Company ("State Street"), 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the


26    MainStay Tax Free Bond Fund

Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Investor Class and Class A shares, which is an expense of the Investor Class and Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly distribution fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.25% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a shareholder service fee at the annual rate of 0.25% of the average daily net asset value of the Class B and Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares was $2,628 and $49,635, respectively, for the year ended October 31, 2009. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class B and Class C shares of $16,754 and $327, respectively, for the year ended October 31, 2009.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("MainStay Investments"), an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MainStay Investments has entered into an agreement with Boston Financial Data Services, Inc. pursuant to which it performs certain services for which MainStay Investments is responsible. Transfer agent expenses incurred by the Fund for the year ended October 31, 2009, amounted to $189,214.

(E) MINIMUM BALANCE FEE. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a minimum balance fee on certain types of accounts. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20. These fees are included in transfer agent fees shown on the Statement of Operations.

(F) CAPITAL. At October 31, 2009, New York Life and its affiliates held beneficially shares of the Fund with the following values and percentages of net assets as follows:

Class A                            $54,775    0.0%++
-------------------------------------------------
Class C                                110    0.0++
-------------------------------------------------



++ Less than one-tenth of a percent.

(G) OTHER. Pursuant to the Management Agreement, a portion of the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments is payable directly by the Fund. For the year ended October 31, 2009, these fees, which are included in professional fees shown on the Statement of Operations, were $9,329.

NOTE 4--FEDERAL INCOME TAX:

As of October 31, 2009, the components of accumulated gain (loss) on a tax basis were as follows:

             UNDISTRIBUTED       ACCUMULATED          OTHER         UNREALIZED          TOTAL
 ORDINARY      TAX EXEMPT     CAPITAL AND OTHER     TEMPORARY      APPRECIATION      ACCUMULATED
  INCOME         INCOME          GAIN (LOSS)       DIFFERENCES    (DEPRECIATION)     GAIN (LOSS)
  $50,554       $513,424         $(22,564,153)      $(287,558)      $8,994,526      $(13,293,207)
------------------------------------------------------------------------------------------------



The other temporary differences are primarily due to dividends payable.

The following table discloses the current year reclassifications between accumulated undistributed net investment income, accumulated net realized loss on investments and additional paid-in capital arising from permanent differences; net assets at October 31, 2009 are not affected.

   ACCUMULATED       ACCUMULATED
  UNDISTRIBUTED     NET REALIZED     ADDITIONAL
 NET INVESTMENT    GAIN (LOSS) ON      PAID-IN
  INCOME (LOSS)      INVESTMENTS       CAPITAL
   $(481,846)            $-           $481,846
-----------------------------------------------



The reclassifications for the Fund are primarily due to income from partnership investments.

At October 31, 2009, for federal income tax purposes, capital loss carryforwards of $22,564,153 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be

                                                   mainstayinvestments.com    27
made until any capital loss carryforwards have been fully utilized or expired.

   CAPITAL LOSS        CAPITAL LOSS
AVAILABLE THROUGH    AMOUNTS (000'S)
       2011              $ 8,117
       2012                  478
       2016                1,647
       2017               12,322
------------------------------------

      Total              $22,564
------------------------------------



The tax character of distributions paid during the years ended October 31, 2009 and October 31, 2008, shown in the Statement of Changes in Net Assets, was as follows:

                                     2009         2008
Distribution paid from:
  Ordinary Income              $  370,756   $        -
  Exempt Interest Dividends     7,930,725    8,457,548
------------------------------------------------------

Total                          $8,301,481   $8,457,548
------------------------------------------------------



NOTE 5--CUSTODIAN:

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests.

Effective September 2, 2009, the line of credit was reduced from $160,000,000 to $125,000,000 and the commitment fee rate was increased from an annual rate of 0.08% to an annual rate of 0.10% of the average commitment amount, plus a 0.04% up-front payment payable, regardless of usage, to The Bank of New York Mellon, which serves as agent to the syndicate. The commitment fee and upfront payment are allocated among the Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month LIBOR rate, whichever is higher. There were no borrowings made or outstanding with respect to the Fund on the line of credit during the year ended October 31, 2009.

NOTE 7--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended October 31, 2009, purchases and sales of securities, other than short-term securities, were $209,033 and $180,485 respectively.

NOTE 8--CAPITAL SHARE TRANSACTIONS:

 INVESTOR CLASS                  SHARES       AMOUNT
Year ended October 31, 2009:
Shares sold                       91,282   $   808,244
Shares issued to shareholders
  in reinvestment of
  dividends                       86,590       753,775
Shares redeemed                 (302,466)   (2,644,594)
                               -----------------------
Net decrease in shares
  outstanding before
  conversion                    (124,594)   (1,082,575)
Shares converted into
  Investor Class (See Note 1)    117,038     1,032,575
Shares converted from
  Investor Class (See Note 1)   (133,943)   (1,212,371)
                               -----------------------
Net decrease                    (141,499)  $(1,262,371)
                               =======================
Period ended October 31, 2008
  (a):
Shares sold                       53,586   $   490,019
Shares issued to shareholders
  in reinvestment of
  dividends                       50,149       454,743
Shares redeemed                 (258,927)   (2,369,444)
                               -----------------------
Net decrease in shares
  outstanding before
  conversion                    (155,192)   (1,424,682)
Shares converted into
  Investor Class (See Note 1)  2,890,374    26,562,988
Shares converted from
  Investor Class (See Note 1)   (205,580)   (1,854,651)
                               -----------------------
Net increase                   2,529,602   $23,283,655
                               =======================




(a) Investor Class Shares were first offered on February 28, 2008.


 CLASS A                          SHARES         AMOUNT

Year ended October 31, 2009:
Shares sold                    3,026,444   $ 27,215,955
Shares issued to
  shareholders in
  reinvestment of dividends      465,198      4,038,840
Shares redeemed               (2,208,318)   (19,125,509)
                              -------------------------
Net increase in shares
  outstanding before
  conversion                   1,283,324     12,129,286
Shares converted into Class
  A (See Note 1)                 575,013      5,062,692
Shares converted from Class
  A (See Note 1)                 (34,659)      (311,996)
                              -------------------------
Net increase                   1,823,678   $ 16,879,982
                              =========================
Year ended October 31, 2008:
Shares sold                      982,364   $  9,053,080
Shares issued to
  shareholders in
  reinvestment of dividends      483,108      4,420,090
Shares redeemed               (2,773,607)   (25,549,663)
                              -------------------------
Net decrease in shares
  outstanding before
  conversion                  (1,308,135)   (12,076,493)
Shares converted into Class
  A (See Note 1)                 413,208      3,759,242
Shares converted from Class
  A (See Note 1)              (2,864,814)   (26,244,489)
                              -------------------------
Net decrease                  (3,759,741)  $(34,561,740)
                              =========================





28    MainStay Tax Free Bond Fund

 CLASS B                          SHARES         AMOUNT
Year ended October 31, 2009:
Shares sold                      164,271   $  1,433,748
Shares issued to
  shareholders in
  reinvestment of dividends       69,749        602,494
Shares redeemed                 (529,475)    (4,617,021)
                              -------------------------
Net decrease in shares
  outstanding before
  conversion                    (295,455)    (2,580,779)
Shares converted from Class
  B (See Note 1)                (523,358)    (4,570,900)
                              -------------------------
Net decrease                    (818,813)  $ (7,151,679)
                              =========================
Year ended October 31, 2008:
Shares sold                      200,590   $  1,850,180
Shares issued to
  shareholders in
  reinvestment of dividends       81,349        743,777
Shares redeemed                 (573,355)    (5,269,969)
                              -------------------------
Net decrease in shares
  outstanding before
  conversion                    (291,416)    (2,676,012)
Shares converted from Class
  B (See Note 1)                (241,642)    (2,223,090)
                              -------------------------
Net decrease                    (533,058)  $ (4,899,102)
                              =========================


 CLASS C                          SHARES         AMOUNT
Year ended October 31, 2009:
Shares sold                    1,788,795   $ 16,044,276
Shares issued to
  shareholders in
  reinvestment of dividends       26,029        228,473
Shares redeemed                 (201,133)    (1,716,315)
                              -------------------------
Net increase                   1,613,691   $ 14,556,434
                              =========================
Year ended October 31, 2008:
Shares sold                      443,102   $  4,128,159
Shares issued to
  shareholders in
  reinvestment of dividends       17,675        161,289
Shares redeemed                 (293,940)    (2,695,030)
                              -------------------------
Net increase                     166,837   $  1,594,418
                              =========================



NOTE 9--OTHER MATTERS:

On May 27, 2009, New York Life Investments settled charges by the Securities and Exchange Commission ("SEC") relating to the MainStay Equity Index Fund (the "Equity Index Fund"), an S&P 500 index fund created in 1990 and sold through January 1, 2002, at which time it was closed to new investors and new investments. The Equity Index Fund is a series of the Trust and is managed by New York Life Investments. The settlement relates to the period from March 12, 2002 through June 30, 2004, during which time the SEC alleged that New York Life Investments failed to provide the Equity Index Fund's board with information necessary to evaluate the cost of a guarantee provided to shareholders of the Equity Index Fund, and that prospectus and other disclosures misrepresented that there was no charge to the Equity Index Fund or its shareholders for the guarantee. New York Life Investments, without admitting or denying the allegations, consented to the entry of an administrative cease and desist order finding violations of Sections 15(c) and 34(b) of the 1940 Act, Section 206(2) of the Investment Advisers Act of 1940, as amended, and requiring a civil penalty of $800,000, disgorgement of $3,950,075 (which represents a portion of its management fees relating to the Equity Index Fund for the relevant period) as well as interest of $1,350,709. These amounts, totaling approximately $6.101 million, are being distributed to shareholders who held shares of the Equity Index Fund between March 2002 and June 2004, without any material financial impact to New York Life Investments.

NOTE 10--SUBSEQUENT EVENTS:

In connection with the preparation of the financial statements of the Fund as of and for the fiscal year ended October 31, 2009, events and transactions subsequent to October 31, 2009 through December 23, 2009, the date the financial statements were issued, have been evaluated by the Fund's management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.


                                                   mainstayinvestments.com    29

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Tax Free Bond Fund ("the Fund"), one of the funds constituting The MainStay Funds, as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Tax Free Bond Fund of The MainStay Funds as of October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

                                  /s/ KPMG LLP

Philadelphia, Pennsylvania
December 23, 2009



30    MainStay Tax Free Bond Fund

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENTS (UNAUDITED)

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") requires that each mutual fund's board of trustees, including a majority of trustees who are not "interested persons" of the fund, as defined in the 1940 Act ("Independent Trustees"), annually review and approve the fund's investment advisory agreements. At its June 17-18, 2009 meeting, the Board of Directors/Trustees of the MainStay Group of Funds ("Board") unanimously approved the Management Agreement between the MainStay Tax Free Bond Fund ("Fund") and New York Life Investment Management LLC ("New York Life Investments"), and the Subadvisory Agreement between New York Life Investments and Standish Mellon Asset Management Company LLC ("Standish Mellon"), on behalf of the Fund.

Separately, on June 23, 2009, the Board approved New York Life Investments' recommendation to replace Standish Mellon with MacKay Shields LLC ("MacKay Shields" and together with Standish Mellon, the "Subadvisers") as the subadviser to the Fund pursuant to a new subadvisory agreement ("New Subadvisory Agreement"), effective upon shareholder approval.(1) At the same meeting, the Board also approved the appointment of John Loffredo and Robert DiMella as portfolio managers of the Fund, in their positions as officers of New York Life Investments, effective upon the termination of Standish Mellon. In determining to approve these actions, the Board took several factors into account, including the fact that the actions would be part of a larger initiative designed to reposition, rationalize and streamline the MainStay Group of Funds to reduce duplication among funds, strengthen the overall fund lineup, and offer funds with more significant asset levels.

In reaching its decisions to approve the Agreements, other than the New Subadvisory Agreement, the Board considered information prepared specifically in connection with the contract review process that took place at various meetings between December 2008 and June 2009, as well as information furnished to it throughout the year at regular and special Board meetings. Information requested by and provided to the Board specifically in connection with the contract review process included, among other things, reports on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting LLC ("Strategic Insight"), an independent third-party service provider engaged by the Board to report objectively on the Fund's investment performance, management and subadvisory fees and ordinary operating expenses. The Board also requested and received information on the profitability of the Fund to New York Life Investments and its affiliates and responses to several comprehensive lists of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board. Information provided to the Board at its meetings throughout the year included, among other things, detailed investment analytics reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received throughout the year, among other things, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In reaching its decision to approve the New Subadvisory Agreement, the Board considered information furnished to the Board that was prepared specifically in connection with a special contract review process that took place at various meetings of the Board and its Committees between April 2009 and June 2009. The Board also considered information regarding New York Life Investments' larger fund rationalization initiatives. The Board further considered responses from MacKay Shields to a comprehensive list of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board.

In determining to approve the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services to be provided to the Fund by New York Life Investments and the Subadvisers; (ii) the investment performance of the Fund, New York Life Investments and Standish Mellon as subadviser to the Fund (and with respect to MacKay Shields, the historical investment performance of similar portfolios managed by MacKay Shields); (iii) the costs of the services to be provided, and profits to be realized, by New York Life Investments and its affiliates, aside from MacKay Shields, from their relationship with the Fund (and with respect to MacKay Shields, the anticipated costs of the services to be provided, and the profits expected to be realized, by MacKay Shields); (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund's management and subadvisory fee levels and overall total ordinary operating expenses, particularly as compared to similar funds and portfolios.

While individual members of the Board may have weighed certain factors differently, the Board's decisions to approve the Agreements were based on a comprehensive consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review processes. The Board's conclusions with respect to the Agreements also were based, in part, on the Board's consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board

----------

(1) All of the agreements described herein may be referred to as the "Agreements."

                                                   mainstayinvestments.com    31
observed that in the marketplace there are a range of investment options available to shareholders of the Fund, and that the Fund's shareholders, having had the opportunity to consider alternative investment products and services, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board's decisions to approve the Agreements is provided below.

NATURE, EXTENT AND QUALITY OF SERVICES TO BE PROVIDED BY NEW YORK LIFE INVESTMENTS AND EACH SUBADVISER

In considering the approval of the Agreements, the Board examined the nature, extent and quality of the services that New York Life Investments proposed to provide to the Fund. The Board evaluated New York Life Investments' experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing affiliated and non-affiliated subadvisers. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund, as well as New York Life Investments' reputation and financial condition. The Board considered New York Life Investments' performance in fulfilling its responsibilities for overseeing the Fund's legal and compliance environment, for overseeing Standish Mellon's compliance with the Fund's policies and investment objectives, and for implementing Board directives as they relate to the Fund. In addition, the Board noted that New York Life Investments also is responsible for paying all of the salaries and expenses for the Fund's officers. The Board also considered the benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund's prospectus.

As part of its considerations, the Board acknowledged New York Life Investments' recent settlement with the Securities and Exchange Commission ("SEC") concerning matters relating to the MainStay Equity Index Fund, including materials provided to the Board of Trustees of The MainStay Funds in 2002-2004 in connection with the annual review of that fund's management fee. The Board noted that, since this matter was first brought to the Board's attention in 2003, New York Life Investments had taken a number of steps to enhance the quality and completeness of information provided to the Board in connection with the Board's consideration of the MainStay Group of Funds' investment advisory contracts. The Board believes that New York Life Investments has taken appropriate actions in response to this matter.

The Board also examined the nature, extent and quality of the services that each Subadviser proposed to provide to the Fund. The Board evaluated Standish Mellon's experience in serving as subadviser to the Fund and each Subadviser's experience in managing other portfolios. It examined each Subadviser's track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at each Subadviser, and each Subadviser's overall legal and compliance environment. The Board also reviewed each Subadviser's willingness to invest in personnel designed to benefit the Fund. In this regard, the Board considered the experience of each Subadviser's portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund likely would continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments' and Standish Mellon's experience, personnel, operations and resources, and, with respect to the New Subadvisory Agreement, that the Fund likely would benefit from the nature, extent and quality of these services as a result of MacKay Shields' experience, personnel, operations and resources.

INVESTMENT PERFORMANCE

In evaluating the Fund's investment performance, the Board considered investment performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. With respect to the Board's consideration of the New Subadvisory Agreement, the Board considered the historical investment performance results of similar portfolios managed by MacKay Shields, as well as the strength of MacKay Shields' resources (including research capabilities) that may result in stronger long-term investment performance for the Fund over time. The Board acknowledged that the Fund would be making modifications to its primary benchmark to align it with MacKay Shields' investment approach. The Board particularly considered the detailed investment analytics reports in regards to New York Life Investments and Standish Mellon provided by New York Life Investments' Investment Consulting Group on the Fund throughout the year. These reports, which were prepared by New York Life Investments in consultation with the Board, include, among other things, information on the Fund's gross and net returns, the Fund's investment performance relative to relevant investment categories and Fund benchmarks, the Fund's risk-adjusted investment performance, and the Fund's investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to similar mutual funds managed by other investment advisers.



32    MainStay Tax Free Bond Fund

In considering the Fund's investment performance, the Board gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund's investment performance, as well as discussions between each Subadviser's portfolio managers and the Board that occurred at meetings from time to time throughout the year and in previous years. In connection with its consideration of the New Subadvisory Agreement, the Board took into account its discussions with senior management and investment personnel at MacKay Shields. The Board also considered any specific actions that New York Life Investments had taken, or had agreed with the Board to take, to enhance Fund investment performance, and the results of those actions. In considering the Fund's investment performance, the Board focused principally on the Fund's long-term performance track record.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements that, while the Fund's investment performance over time has been satisfactory, in the case of the New Subadvisory Agreement, the selection of MacKay Shields as subadviser to the Fund is likely to strengthen the Fund's long-term investment performance to the benefit of shareholders. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Annual Report and in the Fund's prospectus.

COSTS OF THE SERVICES PROVIDED, AND PROFITS TO BE REALIZED, BY NEW YORK LIFE INVESTMENTS AND EACH SUBADVISER

The Board considered the costs of the services provided by New York Life Investments and Standish Mellon under the Agreements, the estimated costs of the services to be provided by MacKay Shields under the New Subadvisory Agreement, and the profits expected to be realized by New York Life Investments and its affiliates, including MacKay Shields, and Standish Mellon due to their relationships with the Fund. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In evaluating the costs and profits of New York Life Investments and its affiliates, due to their relationships with the Fund, the Board considered, among other things, each party's investments in personnel, systems, equipment and other resources necessary to manage the Fund, and the fact that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and Standish Mellon must be in a position to pay and retain experienced professional personnel to provide services to the Fund and that New York Life Investments' ability to maintain a strong financial position is important in order for New York Life Investments to continue to provide high-quality ongoing services to the Fund. The Board noted, for example, increased costs borne by New York Life Investments and its affiliates due to new and ongoing regulatory and compliance requirements. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

The Board also reviewed information from New York Life Investments and its affiliates, including MacKay Shields, and Standish Mellon regarding their profitability or anticipated profitability due to their overall relationships with the Fund. For New York Life Investments and Standish Mellon, the Board considered information illustrating the revenues and expenses allocated to the Fund. With respect to MacKay Shields, the Board did not consider specific profitability information from MacKay Shields' relationship with the Fund, since MacKay Shields had not commenced its service as subadviser at the time the Board considered its approval of the New Subadvisory Agreement. However, the Board considered information provided by MacKay Shields reflecting MacKay Shields' profitability with respect to similar mutual funds managed by MacKay Shields, and other information that allowed the Board to estimate the expected costs and profits of MacKay Shields in connection with its service as subadviser to the Fund. With respect to Standish Mellon, which is a subadviser not affiliated with New York Life Investments whose fees are paid directly by New York Life Investments, the Board focused primarily on the profitability of the relationship among New York Life Investments, its affiliates and the Fund.

The Board noted the difficulty in obtaining reliable comparative data about mutual fund managers' profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager's organization, the types of funds it manages, and the manager's capital structure and costs of capital. While recognizing the difficulty in evaluating a manager's profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board with respect to the Fund was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments' affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund's transfer agent and distributor. The information provided to the Board indicated that the profitability to New York Life Investments and its affiliates arising directly from these

                                                   mainstayinvestments.com    33
other arrangements was not excessive. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the annual contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments' relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that the profits to be realized by New York Life Investments and its affiliates (including MacKay Shields) and Standish Mellon due to their relationships with the Fund are fair and reasonable. With respect to Standish Mellon, the Board concluded that any profits realized by Standish Mellon due to its relationship with the Fund are the result of arm's-length negotiations between New York Life Investments and Standish Mellon, and are based on subadvisory fees paid to Standish Mellon by New York Life Investments, not the Fund.

EXTENT TO WHICH ECONOMIES OF SCALE MAY BE REALIZED AS THE FUND GROWS

The Board also considered whether the Fund's expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from New York Life Investments and Strategic Insight showing how the Fund's management fee hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. The Board noted the extent to which the Fund benefits from breakpoints, expense waivers or reimbursements, as applicable. While recognizing that any precise determination of future economies of scale is necessarily subjective, the Board considered the extent to which New York Life Investments and the Subadvisers may realize a larger profit margin as the Fund's assets grow over time.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund's expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund's expense structure as the Fund grows over time.

MANAGEMENT AND SUBADVISORY FEES AND TOTAL ORDINARY OPERATING EXPENSES

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund's expected total ordinary operating expenses. The Board primarily considered the reasonableness of the overall management fees paid by the Fund to New York Life Investments, since the fees to be paid to each Subadviser are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund's fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. The Board noted the impact of the recent economic crisis on the MainStay Group of Funds and, consistent with statements from SEC staff members and with published advice from Strategic Insight, the Board reviewed supplemental peer data that reflected more recent peer groupings based on relatively smaller asset sizes. In addition, the Board considered information provided by New York Life Investments and the Subadvisers on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account explanations from New York Life Investments and the Subadvisers about the different scope of services provided to retail mutual funds as compared with other investment advisory clients.

The Board noted that, outside of the Fund's management fee and the fees charged under a share class's Rule 12b-1 and/or shareholder services plans, a share class's most significant "other expenses" are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a "per-account" fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund's average net assets. The Board took into account information from New York Life Investments showing that the Fund's transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company ("NSC"), the Fund's transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board particularly considered representations from New York Life Investments that the MainStay Group of Funds' transfer agent fee structure is designed to allow NSC to provide transfer agent services to the Funds essentially "at cost," and that NSC historically has realized only very modest profitability from providing transfer agent services to the Funds.

The Board observed that, because the Fund's transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class's expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board noted that transfer agent fees are a significant portion of total expenses of many funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tends to be greater than for other open-end retail funds because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board noted the role that the MainStay Group of Funds historically has played in


34    MainStay Tax Free Bond Fund
serving the investment needs of New York Life Insurance Company ("New York Life") policyholders, who often maintain smaller account balances than other fund investors. The Board discussed measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) closing small accounts with balances below $500; (iv) since 2007, charging an annual $20.00 small account fee on accounts with balances below $1,000; (v) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts; and (vi) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors.

The Board noted that, while New York Life Investments believes these efforts have mitigated the impact that small accounts have had on share class expenses, the recent economic crisis and resulting declines in assets under management had further exacerbated the impact that small accounts have on the expense ratios of certain share classes. This, in turn, had led to a significant increase in the amount of share class expenses that New York Life Investments subsidized under historical contractual expense limitation arrangements. New York Life Investments advised the Board that the amount of subsidization of the MainStay Group of Funds' expenses under these expense limitation arrangements was unsustainable. New York Life Investments accordingly asked the Board to modify the expense limitation arrangements on the Fund's share classes to decrease the amount of New York Life Investments' subsidization of class expenses. In reviewing New York Life Investments' proposal, the Board noted that, if the Board were to approve the proposal, the effect would mean New York Life Investments would continue to subsidize the MainStay Group of Funds' expenses at approximately the same level (in real dollars) as under the historical contractual expense limitation arrangements prior to the recent economic crisis. The Board further considered the reasonableness of the Fund's expenses as compared to peer funds under the proposal.

After considering all of the factors outlined above--including the reasonableness of the Fund's management fee, share class structure and transfer agent fee schedule--the Board accepted New York Life Investments' proposal to modify the expense limitations on the Fund's share classes in order to reduce the amount of class expenses subsidized by New York Life Investments.(2) The Board acknowledged that New York Life Investments may recoup amounts waived or reimbursed under contractual expense limitations if such action does not cause a share class to exceed an expense limitation, and the recoupment is made during the term of the agreement. The Board further acknowledged that New York Life Investments may determine voluntarily to waive expenses of Fund share classes without the right to recoup such expenses.

Based on these considerations, the Board concluded that the Fund's management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board's overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

CONCLUSION

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements and the New Subadvisory Agreement.


----------

(2) In addition, at its September 30-October 1, 2009 meeting, the Board unanimously approved the replacement of the Fund's 0.15% management fee waiver with a 0.10% waiver and a reduction in the management fee payable under the Management Agreement by 0.10%, effective as of November 1, 2009. The changes to the Management Agreement also resulted in a reduction of the subadvisory fee.

                                                   mainstayinvestments.com    35

SPECIAL MEETING OF SHAREHOLDERS

Pursuant to notice, a special meeting of shareholders of the Fund was held on October 16, 2009, at the offices of New York Life Investments in Parsippany, New Jersey. The purpose of the meeting was to approve a Subadvisory Agreement between New York Life Investments and Mackay Shields, LLC to appoint Mackay Shields, LLC as the subadvisor to the Fund.

No other business came before the special meeting. The proposal to appoint Mackay Shields, LLC was approved by the shareholders of the Fund as shown below:

                             VOTES
       VOTES FOR           AGAINST        ABSTENTIONS              TOTAL
      11,435,248           266,737            661,010         12,362,995
------------------------------------------------------------------------



FEDERAL INCOME TAX

INFORMATION (UNAUDITED)



For Federal individual income tax purposes, the Fund hereby designates 95.5% of the ordinary income dividends paid during its fiscal year ended October 31, 2009 as attributable to interest income from Tax Exempt Municipal Bonds. Such dividends are currently exempt from Federal income taxes under Section 103 (a) of the Internal Revenue Code.

The dividends paid by the Fund during the fiscal year ended October 31, 2009, should be multiplied by 93.0% to arrive at the amount eligible for qualified interest income.

In February 2010, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 the federal tax status of the distributions received by shareholders in calendar year 2009. The amounts that will be reported on such 1099-DIV will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2009.


PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; or
(ii) on the SEC's website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782);
(ii) by visiting the Fund's website at mainstayinvestments.com; or (iii) on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).



36    MainStay Tax Free Bond Fund

BOARD MEMBERS AND OFFICERS (UNAUDITED)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, Eclipse Funds, Eclipse Funds Inc., ICAP Funds, Inc. MainStay Funds Trust, and MainStay VP Series Fund, Inc.) (collectively, the "Fund Complex"), the Manager and when applicable, the Subadvisor(s). Each Board member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation upon reaching age 72. A Board Member reaching the age of 72 may continue for additional one-year periods with the approval of the Board's Nominating and Governance Committee.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782).

                                                                                  NUMBER OF
                 TERM OF OFFICE,                                                  FUNDS IN FUND   OTHER
                 POSITION(S) HELD                                                 COMPLEX         DIRECTORSHIPS
NAME AND         WITH THE FUND COMPLEX AND        PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER
 ---------------------------------------------------------------------------------------------------------------------------
INTERESTED BOARD MEMBER*

JOHN Y. KIM      Indefinite;                      Member of the Board of                65        None
9/24/60          ECLIPSE TRUST: Trustee since     Managers, President and Chief
                 2008 (2 funds);                  Executive Officer (since 2008)
                 ECLIPSE FUNDS INC.: Director     of New York Life Investment
                 since 2008 (21 funds);           Management LLC and New York
                 ICAP FUNDS, INC.: Director       Life Investment Management
                 since 2008 (4 funds);            Holdings LLC; Member of the
                 MAINSTAY TRUST: Trustee since    Board of Managers, MacKay
                 2008 (14 funds);                 Shields LLC (since 2008);
                 MAINSTAY FUNDS TRUST: Trustee    Chairman of the Board,
                 since April 2009 (4 funds);      Institutional Capital LLC,
                 and                              Madison Capital LLC, McMorgan
                 MAINSTAY VP SERIES FUND, INC.:   & Company LLC, Chairman and
                                                  Chief Executive Officer,
                 Director since 2008 (20          NYLIFE Distributors LLC and
                 portfolios).                     Chairman of the Board of
                                                  Managers, NYLCAP Manager, LLC
                                                  (since 2008); President,
                                                  Prudential Retirement, a
                                                  business unit of Prudential
                                                  Financial, Inc. (2002 to 2007)
----------------------------------------------------------------------------------------------------------------------------




   * This Board Member is considered to be an "interested person" of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company. New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled "Principal Occupation(s) During the Past Five Years."


                                                   mainstayinvestments.com    37

                                                                                  NUMBER OF
                 TERM OF OFFICE,                                                  FUNDS IN FUND   OTHER
                 POSITION(S) HELD                                                 COMPLEX         DIRECTORSHIPS
NAME AND         WITH THE FUND COMPLEX AND        PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER
 ---------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED BOARD MEMBERS

SUSAN B. KERLEY  Indefinite;                      President, Strategic                  65        Trustee, Legg Mason
8/12/51          ECLIPSE TRUST: Chairman since    Management Advisors LLC (since                  Partners Funds, Inc.,
                 2005, and Trustee since 2000     1990)                                           since 1991 (59 portfolios)
                 (2 funds);
                 ECLIPSE FUNDS INC.: Chairman
                 since 2005 and Director since
                 1990 (21 funds);
                 ICAP FUNDS, INC.:  Chairman
                 and Director since 2006 (4
                 funds);
                 MAINSTAY TRUST: Chairman and
                 Board Member since 2007;
                 MAINSTAY FUNDS TRUST: Chairman
                 and Trustee since April 2009
                 (4 funds); and
                 MAINSTAY VP SERIES FUND, INC.:
                 Chairman and Director since
                 2007 (20 portfolios).
----------------------------------------------------------------------------------------------------------------------------
ALAN R. LATSHAW  Indefinite;                      Retired; Partner, Ernst &             65        Trustee, State Farm
3/27/51          ECLIPSE TRUST: Trustee and       Young LLP (2002 to 2003);                       Associates Funds Trusts
                 Audit Committee Financial        Partner, Arthur Andersen LLP                    since 2005 (4 portfolios);
                 Expert since 2007 (2 funds);     (1989 to 2002); Consultant to                   Trustee, State Farm Mutual
                 ECLIPSE FUNDS INC.: Director     the MainStay Funds Audit and                    Fund Trust since 2005 (15
                 and Audit Committee Financial    Compliance Committee (2004 to                   portfolios); Trustee,
                 Expert since 2007 (21 funds);    2006)                                           State Farm Variable
                 ICAP FUNDS, INC.:  Director                                                      Product Trust since 2005
                 and Audit Committee Financial                                                    (9 portfolios)
                 Expert since 2007 (4 funds);
                 MAINSTAY TRUST: Trustee and
                 Audit Committee Financial
                 Expert since 2006 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 and Audit Committee Financial
                 Expert since April 2009 (4
                 funds); and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director and Audit Committee
                 Financial Expert since 2007
                 (20 portfolios).
----------------------------------------------------------------------------------------------------------------------------






38    MainStay Tax Free Bond Fund

                                                                                  NUMBER OF
                 TERM OF OFFICE,                                                  FUNDS IN FUND   OTHER
                 POSITION(S) HELD                                                 COMPLEX         DIRECTORSHIPS
NAME AND         WITH THE FUND COMPLEX AND        PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER
 ---------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED BOARD MEMBERS

PETER MEENAN     Indefinite;                      Independent Consultant;               65        None
12/5/41          ECLIPSE TRUST: Trustee since     President and Chief Executive
                 2002 (2 funds);                  Officer, Babson--United, Inc.
                 ECLIPSE FUNDS INC.: Director     (financial services firm)
                 since 2002 (21 funds);           (2000 to 2004); Independent
                 ICAP FUNDS, INC.:  Director      Consultant (1999 to 2000);
                 since 2006 (4 funds);            Head of Global Funds, Citicorp
                 MAINSTAY TRUST: Trustee since    (1995 to 1999)
                 2007 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since April 2009 (4 funds);
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 2007 (20
                 portfolios).
----------------------------------------------------------------------------------------------------------------------------
RICHARD H.       Indefinite;                      Managing Director, ICC Capital        65        None
NOLAN, JR.       ECLIPSE TRUST: Trustee since     Management;
11/16/46         2007 (2 funds);                  President--Shields/Alliance,
                 ECLIPSE FUNDS INC.: Director     Alliance Capital Management
                 since 2007 (21 funds);           (1994 to 2004)
                 ICAP FUNDS, INC.:  Director
                 since 2007 (4 funds);
                 MAINSTAY TRUST: Trustee since
                 2007 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since April 2009 (4 funds);
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 2006 (20
                 portfolios).
----------------------------------------------------------------------------------------------------------------------------
RICHARD S.       Indefinite;                      Chairman  and Chief Executive         65        None
TRUTANIC         ECLIPSE TRUST: Trustee since     Officer Somerset & Company
2/13/52          2007 (2 funds);                  (financial advisory firm)
                 ECLIPSE FUNDS INC.: Director     (since 2004); Managing
                 since 2007 (21 funds);           Director The Carlyle Group
                 ICAP FUNDS, INC.:  Director      (private investment firm)
                 since 2007 (4 funds);            (2002 to 2004); Senior
                 MAINSTAY TRUST: Trustee since    Managing Director, Partner and
                 1994 (14 funds);                 Board Member, Groupe Arnault
                 MAINSTAY FUNDS TRUST: Trustee    S.A. (private investment firm)
                 since April 2009 (4 funds);      (1999 to 2002)
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 2007 (20
                 portfolios).
----------------------------------------------------------------------------------------------------------------------------





                                                   mainstayinvestments.com    39

                                                                                  NUMBER OF
                 TERM OF OFFICE,                                                  FUNDS IN FUND   OTHER
                 POSITION(S) HELD                                                 COMPLEX         DIRECTORSHIPS
NAME AND         WITH THE FUND COMPLEX AND        PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER
 ---------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED BOARD MEMBERS

ROMAN L. WEIL    Indefinite;                      V. Duane Rath Professor               65        None
5/22/40          ECLIPSE TRUST:                   Emeritus of Accounting,
                 Trustee and Audit Committee      Chicago Booth School of
                 Financial Expert since 2007 (2   Business, University of
                 funds);                          Chicago; President, Roman L.
                 ECLIPSE FUNDS INC.: Director     Weil Associates, Inc.
                 and Audit Committee Financial    (consulting firm)
                 Expert since 2007 (21 funds);
                 ICAP FUNDS, INC.:  Director
                 and Audit Committee Financial
                 Expert since 2007 (4 funds);
                 MAINSTAY TRUST: Trustee and
                 Audit Committee Financial
                 Expert since 2007 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since April 2009 (4 funds);
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 1994 and Audit
                 Committee Financial Expert
                 since 2003 (20 portfolios).
----------------------------------------------------------------------------------------------------------------------------
JOHN A. WEISSER  Indefinite;                      Retired. Managing Director of         65        Trustee, Direxion Funds
                 ECLIPSE TRUST:                   Salomon Brothers, Inc. (1971                    (34 portfolios) and
10/22/41         Trustee since 2007 (2 funds);    to 1995)                                        Direxion Insurance Trust
                 ECLIPSE FUNDS INC.: Director                                                     (3 portfolios) since 2007;
                 since 2007 (21 funds);                                                           Trustee, Direxion Shares
                 ICAP FUNDS, INC.:  Director                                                      ETF Trust, since 2008 (22
                 since 2007 (4 funds);                                                            portfolios)
                 MAINSTAY TRUST: Trustee since
                 2007 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since April 2009 (4 funds);
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 1997 (20
                 portfolios).
----------------------------------------------------------------------------------------------------------------------------






40    MainStay Tax Free Bond Fund

   At a meeting of the Board Members held on June 18, 2009, the following individuals were appointed to serve as Officers of the MainStay Group of Funds.


           POSITIONS(S)
           HELD
           WITH THE
NAME AND   FUNDS
DATE OF    AND LENGTH OF   PRINCIPAL OCCUPATION(S)
BIRTH      SERVICE         DURING PAST FIVE YEARS
 --------------------------------------------------------------------------------
OFFICERS

JACK R.    Treasurer and   Assistant Treasurer, New York Life Investment
BENIN-     Principal       Management Holdings LLC (since July 2008); Managing
TENDE      Financial and   Director, New York Life Investment Management LLC
5/12/64    Accounting      (since 2007); Treasurer and Principal Financial and
           Officer since   Accounting Officer, MainStay VP Series Fund, Inc. and
           2007            ICAP Funds, Inc. (since 2007), and MainStay Funds
                           Trust (since April 2009); Vice President, Prudential
                           Investments (2000 to 2007); Assistant Treasurer,
                           JennisonDryden Family of Funds, Target Portfolio
                           Trust, The Prudential Series Fund and American Skandia
                           Trust (2006 to 2007); Treasurer and Principal
                           Financial Officer, The Greater China Fund (2007)
---------------------------------------------------------------------------------
JEFFREY    Vice            Managing Director, Compliance (since 2009), Director
A.         President and   and Associate General Counsel, New York Life
ENGELSMAN  Chief           Investment Management LLC (2005 to 2008); Assistant
9/28/67    Compliance      Secretary, NYLIFE Distributors LLC (2006 to 2008);
           Officer since   Vice President and Chief Compliance Officer, ICAP
           January 2009    Funds, Inc. (since January 2009), and MainStay Funds
                           Trust (since April 2009); Assistant Secretary, The
                           MainStay Funds and ICAP Funds, Inc. (2006 to 2008);
                           Assistant Secretary, Eclipse Funds, Eclipse Funds,
                           Inc., and MainStay VP Series Fund, Inc. (2005 to
                           2008); Director and Senior Counsel, Deutsche Asset
                           Management (1999 to 2005)
---------------------------------------------------------------------------------
STEPHEN    President       President and Chief Operating Officer, NYLIFE
P. FISHER  since 2007      Distributors LLC (since 2008); Chairman of the Board,
2/22/59                    NYLIM Service Company (since 2008); Senior Managing
                           Director and Chief Marketing Officer, New York Life
                           Investment Management LLC (since 2005); Managing
                           Director--Retail Marketing, New York Life Investment
                           Management LLC (2003 to 2005); President, MainStay VP
                           Series Fund, Inc. and ICAP Funds, Inc. (since 2007),
                           and MainStay Funds Trust (since April 2009); Managing
                           Director, UBS Global Asset Management (1999 to 2003)
---------------------------------------------------------------------------------
SCOTT T.   Vice            Director, New York Life Investment Management LLC
HAR-       Presiden-       (including predecessor advisory organizations) (since
RINGTON    t -- Adminis-   2000); Executive Vice President, New York Life Trust
2/8/59     tration since   Company and New York Life Trust Company, FSB (since
           2005            2006); Vice President--Administration, MainStay VP
                           Series Fund, Inc. (since 2005), ICAP Funds, Inc.
                           (since 2006) and MainStay Funds Trust (since April
                           2009)
---------------------------------------------------------------------------------
MARGUER-   Chief Legal     Vice President, Associate General Counsel and
ITE E. H.  Officer since   Assistant Secretary, New York Life Insurance Company
MORRISON   2008 and        (since 2008); Managing Director, Associate General
3/26/56    Secretary       Counsel and Assistant Secretary, New York Life
           since 2004      Investment Management LLC (since 2004); Managing
                           Director and Secretary, NYLIFE Distributors LLC;
                           Secretary, NYLIM Service Company (since 2008);
                           Assistant Secretary, New York Life Investment
                           Management Holdings LLC (since 2008); Chief Legal
                           Officer (since 2008) and Secretary, MainStay VP Series
                           Fund, Inc. (since 2004), ICAP Funds, Inc. (since 2006)
                           and MainStay Funds Trust (since April 2009); Chief
                           Legal Officer--Mutual Funds and Vice President and
                           Corporate Counsel, The Prudential Insurance Company of
                           America (2000 to 2004)
---------------------------------------------------------------------------------




   * The Officers listed above are considered to be "interested persons" of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company. New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column captioned "Principal Occupation(s) During Past Five Years." Officers are elected annually by the Boards to serve a one year term.


                                                   mainstayinvestments.com    41

42    MainStay Tax Free Bond Fund

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MAINSTAY 130/30 CORE FUND
MAINSTAY 130/30 GROWTH FUND
MAINSTAY COMMON STOCK FUND
MAINSTAY EPOCH U.S. ALL CAP FUND
MAINSTAY EPOCH U.S. EQUITY FUND
MAINSTAY EQUITY INDEX FUND(1)
MAINSTAY GROWTH EQUITY FUND
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY MAP FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY U.S. SMALL CAP FUND

INCOME FUNDS
MAINSTAY 130/30 HIGH YIELD FUND
MAINSTAY CASH RESERVES FUND
MAINSTAY DIVERSIFIED INCOME FUND
MAINSTAY FLOATING RATE FUND
MAINSTAY GOVERNMENT FUND
MAINSTAY HIGH YIELD CORPORATE BOND FUND
MAINSTAY INDEXED BOND FUND
MAINSTAY INTERMEDIATE TERM BOND FUND
MAINSTAY MONEY MARKET FUND
MAINSTAY PRINCIPAL PRESERVATION FUND
MAINSTAY SHORT TERM BOND FUND
MAINSTAY TAX FREE BOND FUND

BLENDED FUNDS
MAINSTAY BALANCED FUND
MAINSTAY CONVERTIBLE FUND
MAINSTAY INCOME BUILDER FUND

INTERNATIONAL FUNDS
MAINSTAY 130/30 INTERNATIONAL FUND
MAINSTAY EPOCH GLOBAL CHOICE FUND
MAINSTAY EPOCH GLOBAL EQUITY YIELD FUND
MAINSTAY EPOCH INTERNATIONAL SMALL CAP FUND
MAINSTAY GLOBAL HIGH INCOME FUND
MAINSTAY ICAP GLOBAL FUND
MAINSTAY ICAP INTERNATIONAL FUND
MAINSTAY INTERNATIONAL EQUITY FUND


ASSET ALLOCATION FUNDS
MAINSTAY CONSERVATIVE ALLOCATION FUND
MAINSTAY GROWTH ALLOCATION FUND
MAINSTAY MODERATE ALLOCATION FUND
MAINSTAY MODERATE GROWTH ALLOCATION FUND

RETIREMENT FUNDS
MAINSTAY RETIREMENT 2010 FUND
MAINSTAY RETIREMENT 2020 FUND
MAINSTAY RETIREMENT 2030 FUND
MAINSTAY RETIREMENT 2040 FUND
MAINSTAY RETIREMENT 2050 FUND

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
NEW YORK, NEW YORK

SUBADVISORS

EPOCH INVESTMENT PARTNERS, INC.
NEW YORK, NEW YORK

INSTITUTIONAL CAPITAL LLC(2)
CHICAGO, ILLINOIS

MACKAY SHIELDS LLC(2)
NEW YORK, NEW YORK

MADISON SQUARE INVESTORS LLC(2)
NEW YORK, NEW YORK

MARKSTON INTERNATIONAL LLC
WHITE PLAINS, NEW YORK

WINSLOW CAPITAL MANAGEMENT, INC.
MINNEAPOLIS, MINNESOTA

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 800-MAINSTAY (624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.

                          Not part of the Annual Report

----------------------------------------------------
Not FDIC/NCUA Insured  Not a Deposit  May Lose Value



-------------------------------------------------------
No Bank Guarantee  Not Insured by Any Government Agency
-------------------------------------------------------




NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

mainstayinvestments.com                                       The MainStay Funds

(C) 2009 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-AO17199         (RECYCLE LOGO)            MS283-09            MST11-12/09
                                                                          13

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 INCOME BUILDER FUND



                 Message from the President

                 and

                 Annual Report

                 October 31, 2009

MESSAGE FROM THE PRESIDENT

The 12-month period ended October 31, 2009, was generally positive for stock and bond investors alike. Signs that the economy was beginning to stabilize brought renewed hope to investors and helped generate a sharp turnaround in the stock market.

When the reporting period began, the stock and bond markets were still reacting to the government's massive bailout plan. Several new facilities were instituted to help restore market liquidity, and the Federal Reserve agreed to purchase various types of securities in a strategy known as quantitative easing.

On December 16, 2008, the Federal Open Market Committee lowered the federal funds target rate to a range between 0.0% and 0.25%. Over time, the markets responded favorably to the coordinated efforts of Congress, the Treasury Department, the Federal Deposit Insurance Corporation, the Federal Reserve and other central banks to address the credit crisis. The turning point for the U.S. stock market came in March 2009, when investors became convinced that the worst was over and an economic recovery was likely.

Domestic equities generally advanced for the remainder of the reporting period, with the strongest results coming from stocks that had been among the hardest hit when the market fell. Despite advances in some financial stocks, the financials sector as a whole declined during the reporting period.

International stocks advanced, with strong results in the materials sector as commodity prices recovered. As investors moved from defensive sectors to more cyclical stocks, utilities weakened but semiconductor companies recorded strong results.

In the fixed-income markets, higher-risk segments were particularly strong. High-yield bonds, floating-rate debt and emerging-market debt were generally strong performers. U.S. Treasury securities and high-grade corporate issues, which had been stellar performers in the first half of the reporting period, weakened as investors' appetite for risk increased.

To keep your investments on a solid footing in a shifting market environment, our portfolio managers pursued their respective investment objectives and strategies with confidence and determination. Although short-term variations are an inevitable part of investing, our portfolio managers know that long-term results are the ultimate measure of investment success.

Fortunately, after three calendar quarters of economic contraction, gross domestic product was once again positive in the third quarter of 2009. Corporate profits, while still below third-quarter 2008 levels, have advanced for three consecutive quarters. At MainStay Funds, we find this economic data encouraging, and we hope you do too.

At MainStay, we have long recommended that our clients get invested, stay invested and add to their investments over time. With prudent diversification, gradual portfolio adjustments and a long-term perspective, MainStay shareholders can maintain a positive outlook as they pursue their financial goals.

Sincerely,


/s/ STEPHEN P. FISHER


Stephen P. Fisher
President



                          Not part of the Annual Report

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 INCOME BUILDER FUND



                 MainStay Funds

                 Annual Report

                 October 31, 2009

TABLE OF CONTENTS


ANNUAL REPORT
---------------------------------------------

INVESTMENT AND PERFORMANCE COMPARISON       5
---------------------------------------------

PORTFOLIO MANAGEMENT DISCUSSION AND
ANALYSIS                                   10
---------------------------------------------

PORTFOLIO OF INVESTMENTS                   13
---------------------------------------------

FINANCIAL STATEMENTS                       32
---------------------------------------------

NOTES TO FINANCIAL STATEMENTS              39
---------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM                            52
---------------------------------------------

BOARD CONSIDERATION AND APPROVAL OF
MANAGEMENT AGREEMENT AND SUBADVISORY
AGREEMENTS                                 53
---------------------------------------------

FEDERAL INCOME TAX INFORMATION             58
---------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        58
---------------------------------------------

SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       58
---------------------------------------------

BOARD MEMBERS AND OFFICERS                 59

INVESTMENT AND PERFORMANCE COMPARISON(1) (UNAUDITED)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(2)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL              ONE      FIVE     TEN
TOTAL RETURNS               YEAR    YEARS    YEARS
--------------------------------------------------
With sales charges          7.33%    0.78%   -0.61%
Excluding sales charges    13.57     1.93    -0.04




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                                                        TOTAL RETURN                   BARCLAYS CAPITAL
                   MAINSTAY INCOME    MSCI WORLD    RUSSELL 1000(R)    CORE COMPOSITE    S&P 500(R)     U.S. AGGREGATE
                     BUILDER FUND        INDEX           INDEX              INDEX           INDEX         BOND INDEX
                   ---------------    ----------    ---------------    --------------    ----------    ----------------
10/31/99                 9450            10000           10000              10000           10000            10000
                        10427            10109           10906              10862           10609            10730
                         8224             7530            8066               9633            7967            12292
                         7210             6412            6888               9028            6764            13016
                         8219             7932            8425              10418            8170            13654
                         8552             8983            9212              11236            8940            14410
                         9273            10175           10176              11996            9720            14573
                        10249            12344           11807              13391           11308            15329
                        11497            14860           13582              14888           12954            16154
                         8285             8641            8584              11398            8278            16203
10/31/09                 9410            10233            9545              12869            9090            18438





CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL              ONE      FIVE     TEN
TOTAL RETURNS               YEAR    YEARS    YEARS
--------------------------------------------------
With sales charges          7.56%    0.84%   -0.58%
Excluding sales charges    13.82     1.99    -0.01




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                                                        TOTAL RETURN                   BARCLAYS CAPITAL
                   MAINSTAY INCOME    MSCI WORLD    RUSSELL 1000(R)    CORE COMPOSITE    S&P 500(R)     U.S. AGGREGATE
                     BUILDER FUND        INDEX           INDEX              INDEX           INDEX         BOND INDEX
                   ---------------    ----------    ---------------    --------------    ----------    ----------------
10/31/99                23625            25000           25000              25000           25000            25000
                        26067            25273           27264              27155           26523            26826
                        20559            18825           20165              24082           19918            30731
                        18024            16029           17221              22570           16909            32540
                        20548            19829           21064              26044           20426            34136
                        21380            22457           23029              28091           22350            36024
                        23183            25437           25440              29991           24299            36433
                        25623            30860           29516              33477           28270            38323
                        28743            37151           33954              37219           32386            40386
                        20728            21603           21459              28494           20696            40509
10/31/09                23592            25583           23862              32174           22725            46094





CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL              ONE      FIVE     TEN
TOTAL RETURNS               YEAR    YEARS    YEARS
--------------------------------------------------
With sales charges          7.77%    0.88%   -0.77%
Excluding sales charges    12.77     1.18    -0.77




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                                                        TOTAL RETURN                   BARCLAYS CAPITAL
                   MAINSTAY INCOME    MSCI WORLD    RUSSELL 1000(R)    CORE COMPOSITE    S&P 500(R)     U.S. AGGREGATE
                     BUILDER FUND        INDEX           INDEX              INDEX           INDEX         BOND INDEX
                   ---------------    ----------    ---------------    --------------    ----------    ----------------
10/31/99                10000            10000           10000              10000           10000            10000
                        10964            10109           10906              10862           10609            10730
                         8586             7530            8066               9633            7967            12292
                         7466             6412            6888               9028            6764            13016
                         8450             7932            8425              10418            8170            13654
                         8726             8983            9212              11236            8940            14410
                         9395            10175           10176              11996            9720            14573
                        10309            12344           11807              13391           11308            15329
                        11481            14860           13582              14888           12954            16154
                         8205             8641            8584              11398            8278            16203
10/31/09                 9253            10233            9545              12869            9090            18438




1. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares generally have a $25,000 minimum initial investment with no minimum subsequent purchase amount. For investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds, the minimum initial investment is $15,000. Investor Class shares and Class A shares are sold with a maximum initial sales charge of 5.50% and an annual 12b-1 fee of 0.25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of up to 5.00% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million.

THE FOOTNOTES ON THE NEXT TWO PAGES ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL              ONE      FIVE     TEN
TOTAL RETURNS               YEAR    YEARS    YEARS
--------------------------------------------------
With sales charges         11.69%    1.15%   -0.79%
Excluding sales charges    12.69     1.15    -0.79




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                                                        TOTAL RETURN                   BARCLAYS CAPITAL
                   MAINSTAY INCOME    MSCI WORLD    RUSSELL 1000(R)    CORE COMPOSITE    S&P 500(R)     U.S. AGGREGATE
                     BUILDER FUND        INDEX           INDEX              INDEX           INDEX         BOND INDEX
                   ---------------    ----------    ---------------    --------------    ----------    ----------------
10/31/99                10000            10000           10000              10000           10000            10000
                        10964            10109           10906              10862           10609            10730
                         8586             7530            8066               9633            7967            12292
                         7466             6412            6888               9028            6764            13016
                         8450             7932            8425              10418            8170            13654
                         8726             8983            9212              11236            8940            14410
                         9390            10175           10176              11996            9720            14573
                        10299            12344           11807              13391           11308            15329
                        11465            14860           13582              14888           12954            16154
                         8201             8641            8584              11398            8278            16203
10/31/09                 9241            10233            9545              12869            9090            18438





CLASS I SHARES(3)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL              ONE      FIVE     TEN
TOTAL RETURNS               YEAR    YEARS    YEARS
--------------------------------------------------
                           14.14%    2.53%    0.38%




(PERFORMANCE GRAPH)

                                                                        TOTAL RETURN                   BARCLAYS CAPITAL
                   MAINSTAY INCOME    MSCI WORLD    RUSSELL 1000(R)    CORE COMPOSITE    S&P 500(R)     U.S. AGGREGATE
                     BUILDER FUND        INDEX           INDEX              INDEX           INDEX         BOND INDEX
                   ---------------    ----------    ---------------    --------------    ----------    ----------------
10/31/99                10000            10000           10000              10000           10000            10000
                        11073            10109           10906              10862           10609            10730
                         8759             7530            8066               9633            7967            12292
                         7690             6412            6888               9028            6764            13016
                         8796             7932            8425              10418            8170            13654
                         9172             8983            9212              11236            8940            14410
                        10045            10175           10176              11996            9720            14573
                        11161            12344           11807              13391           11308            15329
                        12573            14860           13582              14888           12954            16154
                         9103             8641            8584              11398            8278            16203
10/31/09                10390            10233            9545              12869            9090            18438




   Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower.
2. Performance figures for Investor Class shares, first offered on February 28, 2008, include the performance of Class A shares through February 27, 2008, adjusted for differences in certain contractual fees and expenses. Unadjusted, the performance shown for Investor Class shares might have been lower.
3. Performance figures for Class I shares, first offered on January 2, 2004, include the historical performance of Class B shares through January 1, 2004, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for Class I shares might have been lower.
4. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of June 2009, the MSCI World Index consisted of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. Total returns assume reinvestment of all dividends and capital gains. Effective August 14, 2009, the Fund selected the MSCI World Index as its primary benchmark index in replacement of the Russell 1000(R) Index and the S&P 500(R) Index in connection with a change in subadvisor. The MSCI World Index is the Fund's broad-based securities market index for comparison purposes. An investment cannot be made directly in an index.
5. The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index. An investment cannot be made directly in an index.
THE FOOTNOTES ON THE PRECEDING PAGE AND THE FOLLOWING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



6    MainStay Income Builder Fund

 BENCHMARK PERFORMANCE                                          ONE      FIVE     TEN
                                                                YEAR    YEARS    YEARS
MSCI World Index(4)                                            18.42%    2.64%    0.23%
Russell 1000(R) Index(5)                                       11.20     0.71    -0.46
S&P 500(R) Index(6)                                             9.80     0.33    -0.95
Total Return Core Composite Index(7)                           12.91     2.75     2.55
Barclays Capital U.S. Aggregate Bond Index(8)                  13.79     5.05     6.31
Average Lipper mixed-asset target allocation growth fund(9)    15.96     2.05     2.02



6. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
7. The Total Return Core Composite Index is comprised of the Russell 1000(R) Index and the Barclays Capital U.S. Aggregate Bond Index weighted 60%/40%, respectively. The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
8. The Barclays Capital U.S. Aggregate Bond Index consists of the following other unmanaged Barclays Capital U.S. indices: the Government Bond Index, Corporate Bond Index, MBS Index, and ABS Index. To qualify for inclusion in the Barclays Capital U.S. Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade and have a fixed rate coupon, a remaining maturity of at least one year, and a par amount outstanding of at least $250 million. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
9. The average Lipper mixed-asset target allocation growth fund is representative of funds that, by portfolio practice, maintain a mix of between 60%-80% equity securities, with the reminder invested in bonds, cash, and cash equivalents. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital-gain distributions reinvested.

THE FOOTNOTES ON THE PRECEDING TWO PAGES ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    7

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY INCOME BUILDER FUND
(UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2009, to October 31, 2009, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2009, to October 31, 2009.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended October 31, 2009. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      5/1/09        10/31/09       PERIOD(1)        10/31/09        PERIOD(1)
INVESTOR CLASS SHARES          $1,000.00       $1,129.90        $ 8.11         $1,017.60         $ 7.68
--------------------------------------------------------------------------------------------------------

CLASS A SHARES                 $1,000.00       $1,132.40        $ 6.66         $1,019.00         $ 6.31
--------------------------------------------------------------------------------------------------------

CLASS B SHARES                 $1,000.00       $1,126.30        $12.06         $1,013.90         $11.42
--------------------------------------------------------------------------------------------------------

CLASS C SHARES                 $1,000.00       $1,125.50        $12.21         $1,013.70         $11.57
--------------------------------------------------------------------------------------------------------

CLASS I SHARES                 $1,000.00       $1,133.60        $ 5.22         $1,020.30         $ 4.94
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (1.51% for Investor Class, 1.24% for Class A, 2.25% for Class B, 2.28% for Class C and 0.97% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.



8    MainStay Income Builder Fund

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2009 (UNAUDITED)

(PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                   58.00
Corporate Bonds                                 15.00
U.S. Government & Federal Agencies              10.60
Short-Term Investment                            5.80
Convertible Bonds                                4.30
Yankee Bonds                                     2.10
Asset-Backed Securities                          1.90
Mortgage-Backed Securities                       1.40
Convertible Preferred Stocks                     0.70
Foreign Government Bonds                         0.20
Municipal Bonds                                  0.20
Loan Assignments & Participations                0.00
Preferred Stock                                  0.00
Warrants                                         0.00
Liabilities in Excess of Cash and Other
  Assets                                         0.00
Futures Contracts                               (0.20)





See Portfolio of Investments beginning on page 13 for specific holdings within these categories.


++ Less than one-tenth of a percent.

TOP TEN HOLDINGS OR ISSUERS HELD AS OF OCTOBER 31, 2009 (EXCLUDING SHORT-TERM INVESTMENT)


    1.  United States Treasury Notes,
        2.25%-4.25%, due 5/31/14-8/15/19
    2.  Federal National Mortgage Association
        (Mortgage Pass-Through Securities),
        4.00%-8.00%, due 4/1/10-9/1/39
    3.  Federal Home Loan Mortgage Corporation
        (Mortgage Pass-Through Securities),
        3.00%-8.00%, due 8/1/10-9/1/39
    4.  Diageo PLC, Sponsored ADR
    5.  Government National Mortgage Association
        (Mortgage Pass-Through Securities),
        4.00%-8.50%, due 7/15/11-9/15/39
    6.  Nestle S.A. Registered
    7.  InBev N.V.
    8.  Lorillard, Inc.
    9.  Philip Morris International, Inc.
   10.  Altria Group, Inc.





                                                    mainstayinvestments.com    9

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
QUESTIONS ANSWERED BY DAN ROBERTS, GARY GOODENOUGH, MICHAEL KIMBLE AND JAMES RAMSAY OF MACKAY SHIELDS LLC (MACKAY SHIELDS), THE FUND'S CO-SUBADVISOR, AND WILLIAM W. PRIEST, CFA, ERIC SAPPENFIELD AND MICHAEL A. WELHOELTER, CFA, OF EPOCH INVESTMENT PARTNERS, INC., (EPOCH) THE FUND'S CO-SUBADVISOR.(1)

HOW DID MAINSTAY INCOME BUILDER FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12 MONTHS ENDED OCTOBER 31, 2009?

Excluding all sales charges, MainStay Income Builder Fund returned 13.57% for Investor Class shares, 13.82% for Class A shares, 12.77% for Class B shares and 12.69% for Class C shares for the 12 months ended October 31, 2009. Over the same period, the Fund's Class I shares returned 14.14%. All share classes underperformed the 15.96% return of the average Lipper(2) mixed-asset target allocation growth fund and the 18.42% return of the MSCI World Index.(3) All share classes outperformed the 11.20% return of the Russell 1000(R) Index(4) for the 12 months ended October 31, 2009. The MSCI World Index is the Fund's broad-based securities-market index. See pages 5 and 6 for Fund returns with sales charges.

WERE THERE ANY SIGNIFICANT CHANGES IN THE FUND'S PORTFOLIO MANAGEMENT OR INVESTMENT APPROACH DURING THE REPORTING PERIOD?

In connection with a larger initiative by MacKay Shields to reposition and rationalize its investment capabilities, the Fund's Board of Trustees approved the replacement of MacKay Shields with Epoch as the Co-Subadvisor responsible for the equity portion of the Fund, effective at the opening of the U.S. financial markets on June 29, 2009. The Board also approved the restructuring of the MacKay Shields portfolio management team as of that date to add Dan Roberts and Michael Kimble as portfolio managers responsible for the overall asset allocation decisions for the Fund.

The Board of Trustees also approved changing the Fund's prospectus disclosure to reflect Epoch's Global Equity Yield strategy for the Fund's equity investments; changing the Fund's primary equity benchmark index from the Russell 1000(R) Index to the MSCI World Index effective August 14, 2009; changing the Fund's name from MainStay Total Return Fund to MainStay Income Builder Fund, effective October 16, 2009; and changing the Fund's expense structure, effective August 1, 2009.

WHAT FACTORS AFFECTED THE PERFORMANCE OF THE EQUITY PORTION OF THE FUND DURING THE REPORTING PERIOD?

During the first eight months of the reporting period, the financial markets declined and then rose. Leading into the reporting period, many investors were expecting a depression because of an overexpansion of credit. Global central banks, most particularly the U.S. Federal Reserve, reacted to this credit crisis with a flood of liquidity to keep the markets functioning.


----------
Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings. The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. The principal risk of investing in value stocks is that they may never reach what the subadvisor believes is their full value or that they may even go down in value. The values of debt securities fluctuate depending on various factors, including interest rates, issuer creditworthiness, liquidity, market conditions and maturities. High-yield debt securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher-quality debt securities and may be subject to greater price volatility. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund. Convertible securities tend to be subordinate to other debt securities issued by the same company. Also, issuers of convertible securities are often not as strong as those issuing securities with higher credit ratings and thus may be more vulnerable to changes in the economy. If an issuer stops making interest payments and/or principal payments on its convertible securities, these securities may become worthless and the Fund could lose its entire investment. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule if interest rates fall, thereby reducing the value of the Fund's investments. If interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise and increase the potential for the Fund to lose money. The principal risk of mortgage dollar rolls is that the security the Fund receives at the end of the transaction may be worth less than the security the Fund sold to the same counterparty at the beginning of the transaction. The Fund may experience a portfolio turnover rate of more than 100% and may generate taxable short-term capital gains.

1. During the reporting period, New York Life Investments delegated day-to-day portfolio management responsibilities for the equity portion of the Fund to MacKay Shields from November 1, 2008, to June 29, 2009, and to Epoch beginning on June 29, 2009. MacKay Shields is an affiliate of New York Life Investments. "New York Life Investments" is a service mark used by New York Life Investment Management LLC.
2. See footnote on page 7 for more information about Lipper Inc.
3. See footnote on page 6 for more information on the MSCI World Index.
4. See footnote on page 6 for more information on the Russell 1000(R) Index.


10    MainStay Income Builder Fund

Pricing in the financial markets--and specifically the high-yield market--reached a low point in mid-December. By then, even expectations of a feeble recovery would have justified higher prices. Gradually the markets recovered over the course of the first quarter 2009, as confidence in the Federal Reserve's ability to counter the credit crunch increased. The high-yield market began a swift and dramatic recovery in reaction to the levels to which the market had been reduced. Considering the high levels of investable cash and the exceedingly low interest rates on that cash, it is understandable why financial markets have rallied so briskly this year.

During the last four months of the reporting per- iod, the stock market continued to reward more speculative and higher-beta(5) securities, particularly companies in the materials sector and cyclical industries that were likely to benefit from renewed expectations of economic recovery. Indeed, the rally from the lows in March through the end of October has been the third-largest stock market rally in 30 years.

IN THE EQUITY PORTION OF THE FUND, WHICH SECTORS WERE STRONG CONTRIBUTORS TO THE FUND'S RELATIVE PERFORMANCE AND WHICH SECTORS WERE WEAK?

During the first eight months of the reporting period, the strongest equity sectors relative to the Russell 1000(R) Index were industrials and information technology. During this portion of the reporting period, the Fund held an overweight position in information technology stocks, which contributed to positive relative performance within this sector. The market was attracted to information technology stocks because they were inexpensive and economically sensitive.

Over the same portion of the reporting period, the Fund's weakest performers relative to the Russell 1000(R) Index were financials and consumer staples. Although consumer staples had performed well during the risk-averse fourth quarter of 2008, investors began to sell consumer staples holdings when they saw early signs of an economic recovery. An underweight in the financials sector was a drag on the Fund's relative performance during the first eight months of the reporting period.

During the last four months of the reporting period, energy, industrials and telecommunication services were the strongest sector contributors to the Fund's equity performance relative to the MSCI World Index. The Fund's weakest sectors during this portion of the reporting period were financials, health care, con-sumer staples and information technology.

DURING THE REPORTING PERIOD, WHICH INDIVIDUAL STOCKS WERE STRONG CONTRIBUTORS TO THE FUND'S EQUITY PERFORMANCE AND WHICH STOCKS WERE WEAK CONTRIBUTORS?

During the first eight months of the reporting period, the Fund benefited from its equity positions in retailer Kohl's, bank holding company Goldman Sachs Group and pharmaceutical company Wyeth, which received a takeover offer from Pfizer. Among the Fund's weak equity contributors during this portion of the reporting period were financial stocks U.S. Bancorp, Bank of America, JPMorgan Chase and Citigroup.

During the last four months of the reporting period, chemical company E. I. du Pont de Nemours was a strong contributor to the Fund's absolute equity performance. Food giant Nestle advanced on declining pressure from raw materials and growing exposure to emerging market consumers. Global reinsurer SCOR also advanced on stable earnings and a strong balance sheet.

Weak contributors to absolute performance in the equity portion of the Fund included steel products company Nucor, which suffered from declining year-over-year volumes. Electricity distribution company United Utilities Group suffered from investor concerns about anticipated regulatory changes. Telekom Austria declined on concerns about cash flow from Eastern European investments.

DID THE EQUITY PORTION OF THE FUND MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING PERIOD?

During the first eight months of the reporting period, the Fund initiated a position in diversified manufacturing company Ingersoll-Rand. From the time of purchase through the end of June, the price of the shares rose sharply. Beginning in mid-March, these and other industrial stocks advanced as investors began to sense a potential bottom in the economy as a whole. Other purchases included insurance company MetLife and clothing retailer American Eagle Outfitters.

During the first eight months of the reporting period, the Fund sold its position in biopharmaceutical com- pany Celgene after slowing sales of the company's largest product put pressure on the company's stock price. The Fund also sold its position in design and engineering software maker Autodesk after the

----------

5. Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.

                                                   mainstayinvestments.com    11
company posted a net loss for its first quarter of fiscal 2009 because of a sharp revenue drop, goodwill impairment and restructuring charges.

During the last four months of the reporting per- iod, the Fund purchased shares of beverage giant Anheuser-Busch Inbev NV to take advantage of the company's strong free cash flow and solid management. The Fund also purchased shares of media company France Telecom SA, seeking to profit from high-quality sustainable free cash flow. Sales during the last four months of the reporting period included financial companies Bank of America and JPMorgan Chase, both of which lacked the asset quality and cash flow prospects needed to stay in the Fund.

HOW DID THE FUND'S EQUITY SECTOR POSITIONING CHANGE OVER THE REPORTING PERIOD?

During the first eight months of the reporting period, the Fund added cyclical exposure and increased its weightings in the consumer discretionary and industrials sectors. The Fund reduced its weightings in consumer staples and health care, which were considered to be more defensive sectors.

During the last four months of the reporting period, the Fund added to its weightings in utilities, telecommunication services and consumer staples, and decreased its weightings in information technology, health care and industrials.

WHAT FACTORS AFFECTED THE FIXED-INCOME PORTION OF THE FUND DURING THE REPORTING PERIOD?

During the first eight months of the reporting period, the bond market found comfort in early signs of economic recovery, and it gradually gravitated toward a more cyclical sentiment. The broad-based change in attitude from the latter stages of 2008 framed a favorable backdrop for the resurgence of higher-risk assets, especially credit-related product like corporate bonds.

During the last four months of the reporting period, the Fund was repositioned, as it sought to take better advantage of the economic and market outlook. Should the rate of economic recovery remain modest, we believe that increased strength in the capital markets could support corporate fixed-income securities. With these possibilities in view, the Fund was positioned at the end of the reporting period for higher-yields and the potential for greater capital gains.

DID THE FIXED-INCOME PORTION OF THE FUND MAKE ANY SIGNIFICANT PURCHASES DURING THE REPORTING PERIOD?

During the first eight months of the reporting period, the fixed-income portion of the Fund shifted exposure from mortgage pass-through securities issued by Fannie Mae to similar-coupon securities issued by Ginnie Mae. We viewed the pricing relationship of the Ginnie Mae-Fannie Mae swap as oversold. The swap had become considerably less costly on concerns about weak Ginnie Mae technicals (such as too much supply and too little foreign demand) and a widening gap between Ginnie Mae and Fannie Mae prepayment rates.

The Fund's expanded commitment to mortgage pass-through securities aided performance as pass-through spreads(6) tightened nearly 45 basis points to comparable-duration Treasurys during the first eight months of the reporting period. The Ginnie Mae-Fannie Mae spread, however, was slow to normalize, and the trade modestly detracted from the Fund's performance.

The Fund bought several commercial mortgage-backed securities to bring its weighting into line with the benchmark. Although declining commercial- property fundamentals remained a concern, there was some optimism that that government intervention to enhance liquidity might have been a potent force. Indeed, spreads in the commercial mortgage-backed securities sector tightened during the latter stages of the first eight months of the reporting period.

During the last four months of the reporting period, the Fund increased its high-yield bond allocation from just over 3% of the Fund to 8%. In pursuit of higher risk, the Fund increased its convertible-bond allocation.

WERE THERE ANY OTHER SIGNIFICANT CHANGES IN THE FUND'S OVERALL ALLOCATIONS DURING THE REPORTING PERIOD?

From an overall allocation perspective, the Fund increased its cash-market equity holdings from approximately 48% of total assets to 60%. The Fund also added an equity futures overlay of nearly 10% of the Fund's net assets to gain further exposure to the equity markets.



----------
6. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The term may also refer to the difference in yield between two specific securities or types of securities at a given time.

The opinions expressed are those of the responders as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


12    MainStay Income Builder Fund

PORTFOLIO OF INVESTMENTS+++ OCTOBER 31, 2009


                                       PRINCIPAL
                                          AMOUNT           VALUE
LONG-TERM BONDS 35.7%+
ASSET-BACKED SECURITIES 1.9%
----------------------------------------------------------------

AIRLINES 0.4%
Continental Airlines, Inc.
  Series A
  7.25%, due 11/10/19                $ 2,230,000   $   2,255,087
  Series 1992-2, Class A1
  7.256%, due 3/15/20                     27,831          26,718
                                                   -------------
                                                       2,281,805
                                                   -------------

AUTOMOBILE 0.1%
Harley-Davidson Motorcycle
  Trust
  Series 2007-3, Class B
  6.04%, due 8/15/14                     500,000         510,610
Superior Wholesale Inventory
  Financing Trust
  Series 2007-AE1, Class A
  0.345%, due 1/15/12 (a)                340,000         339,928
                                                   -------------
                                                         850,538
                                                   -------------

CREDIT CARDS 0.6%
Chase Issuance Trust
  Series 2006-C4, Class C4
  0.535%, due 1/15/14 (a)              1,315,000       1,256,306
  Series 2005, Class A-10
  4.65%, due 12/17/12                    750,000         777,872
Citibank Credit Card
  Issuance Trust
  Series 2006-C4, Class C4
  0.464%, due 1/9/12 (a)               1,400,000       1,394,435
Murcie Lago International,
  Ltd.
  Series 2006-1X, Class A
  0.474%, due 3/27/11
  (a)(b)(c)                              575,456         567,175
                                                   -------------
                                                       3,995,788
                                                   -------------

DIVERSIFIED FINANCIAL SERVICES 0.0%++
USXL Funding LLC
  Series 2006-1A, Class A
  5.379%, due 4/15/14 (c)(d)             123,998         124,002
                                                   -------------


HOME EQUITY 0.8%
Ameriquest Mortgage
  Securities, Inc.
  Series 2003-8, Class AF5
  4.64%, due 10/25/33                    416,315         398,546
Chase Funding Mortgage Loan
  Asset-Backed Certificates
  Series 2002-2, Class 1A5
  5.833%, due 4/25/32                    251,078         189,399
CIT Group Home Equity Loan
  Trust
  Series 2003-1, Class A4
  3.93%, due 3/20/32                      63,708          57,065
Citicorp Residential
  Mortgage Securities, Inc.
  Series 2006-3, Class A3
  5.61%, due 11/25/36 (e)                484,790         474,620
  Series 2006-1, Class A3
  5.706%, due 7/25/36 (e)              1,355,000       1,294,348
Citifinancial Mortgage
  Securities, Inc.
  Series 2003-3, Class AF5
  4.553%, due 8/25/33                    469,778         418,994
Countrywide Asset-Backed
  Certificates
  Series 2003-5, Class AF5
  5.739%, due 2/25/34                    565,545         399,087
Equity One ABS, Inc.
  Series 2003-4, Class AF6
  4.833%, due 10/25/34                   500,000         473,683
  Series 2003-3, Class AF4
  4.995%, due 12/25/33                   496,169         417,331
Residential Asset Mortgage
  Products, Inc.
  Series 2003-RZ5, Class A7
  4.97%, due 9/25/33                     374,580         309,113
  Series 2003-RS7, Class
  AI6
  5.34%, due 8/25/33                     372,091         339,948
Residential Asset Securities
  Corp.
  Series 2002-KS2, Class AI6
  6.228%, due 4/25/32                    280,995         230,483
Saxon Asset Securities Trust
  Series 2003-1, Class AF5
  5.455%, due 6/25/33 (a)                 96,707          78,424
Terwin Mortgage Trust
  Series 2005-14HE, Class
  AF2
  4.849%, due 8/25/36                    282,736         216,354
                                                   -------------
                                                       5,297,395
                                                   -------------
Total Asset-Backed
  Securities
  (Cost $13,219,865)                                  12,549,528
                                                   -------------



CONVERTIBLE BONDS 4.3%
----------------------------------------------------------------

AEROSPACE & DEFENSE 0.1%
L-3 Communications Corp.
  3.00%, due 8/1/35                      340,000         345,525
Triumph Group, Inc.
  2.625%, due 10/1/26                    311,000         335,491
                                                   -------------
                                                         681,016
                                                   -------------

AUTO PARTS & EQUIPMENT 0.2%
BorgWarner, Inc.
  3.50%, due 4/15/12                   1,109,000       1,341,890
                                                   -------------



+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings or issuers held as of October 31, 2009, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13

                                       PRINCIPAL
                                          AMOUNT           VALUE
CONVERTIBLE BONDS (CONTINUED)
BIOTECHNOLOGY 0.1%
Enzon Pharmaceuticals, Inc.
  4.00%, due 6/1/13                  $   269,000   $     285,140
Gilead Sciences, Inc.
  0.625%, due 5/1/13                     100,000         122,625
                                                   -------------
                                                         407,765
                                                   -------------


COAL 0.0%++
Peabody Energy Corp.
  4.75%, due 12/15/66                    268,000         248,235
                                                   -------------


COMMERCIAL SERVICES 0.1%
Alliance Data Systems Corp.
  1.75%, due 8/1/13                      278,000         264,100
Coinstar, Inc.
  4.00%, due 9/1/14                       39,000          41,389
                                                   -------------
                                                         305,489
                                                   -------------

COMPUTERS 0.3%
EMC Corp.
  1.75%, due 12/1/11                   1,531,000       1,808,494
                                                   -------------


DISTRIBUTION & WHOLESALE 0.0%++
WESCO International, Inc.
  6.00%, due 9/15/29                     234,000         281,385
                                                   -------------


DIVERSIFIED FINANCIAL SERVICES 0.0%++
Janus Capital Group, Inc.
  3.25%, due 7/15/14                     119,000         142,056
                                                   -------------


ELECTRICAL COMPONENTS & EQUIPMENT 0.0%++
General Cable Corp.
  0.875%, due 11/15/13                   239,000         214,801
                                                   -------------


ELECTRONICS 0.2%
Fisher Scientific
  International, Inc.
  3.25%, due 3/1/24                      743,000         942,681
TTM Technologies, Inc.
  3.25%, due 5/15/15                     234,000         219,083
                                                   -------------
                                                       1,161,764
                                                   -------------

ENERGY--ALTERNATE SOURCES 0.1%
Covanta Holding Corp.
  1.00%, due 2/1/27                      740,000         672,475
                                                   -------------


ENVIRONMENTAL CONTROLS 0.0%++
Waste Connections, Inc.
  3.75%, due 4/1/26                      268,000         281,735
                                                   -------------


HOUSEWARES 0.2%
Newell Rubbermaid, Inc.
  5.50%, due 3/15/14                     722,000       1,342,018
                                                   -------------


IRON & STEEL 0.3%
Allegheny Technologies
  4.25%, due 6/1/14                    1,165,000       1,294,606
ArcelorMittal
  5.00%, due 5/15/14                     378,000         515,970
Steel Dynamics, Inc.
  5.125%, due 6/15/14                    192,000         208,560
United States Steel Corp.
  4.00%, due 5/15/14                     161,000         214,130
                                                   -------------
                                                       2,233,266
                                                   -------------

LEISURE TIME 0.2%
Carnival Corp.
  2.00%, due 4/15/21                   1,342,000       1,402,390
                                                   -------------


MINING 0.3%
Alcoa, Inc.
  5.25%, due 3/15/14                     397,000         832,707
Newmont Mining Corp.
  1.25%, due 7/15/14                   1,136,000       1,357,520
                                                   -------------
                                                       2,190,227
                                                   -------------

MISCELLANEOUS--MANUFACTURING 0.4%
Danaher Corp.
  (zero coupon), due 1/22/21           1,377,000       1,390,770
Ingersoll-Rand Co.
  4.50%, due 4/15/12                     110,000         204,737
Textron, Inc.
  4.50%, due 5/1/13                      838,000       1,305,185
                                                   -------------
                                                       2,900,692
                                                   -------------

OIL & GAS 0.2%
Chesapeake Energy Corp.
  2.50%, due 5/15/37                     588,000         521,115
St. Mary Land & Exploration
  Co.
  3.50%, due 4/1/27                      367,000         360,577
Transocean, Inc.
  Series A
  1.625%, due 12/15/37                   640,000         629,600
                                                   -------------
                                                       1,511,292
                                                   -------------

OIL & GAS SERVICES 0.7%
Cameron International Corp.
  2.50%, due 6/15/26                   1,425,000       1,786,594
Core Laboratories, L.P.
  0.25%, due 10/31/11                    631,000         759,566




14    MainStay Income Builder Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                       PRINCIPAL
                                          AMOUNT           VALUE
CONVERTIBLE BONDS (CONTINUED)
OIL & GAS SERVICES (CONTINUED)
Schlumberger, Ltd.
  Series B
  2.125%, due 6/1/23                 $ 1,433,000   $   2,291,009
                                                   -------------
                                                       4,837,169
                                                   -------------

PHARMACEUTICALS 0.4%
ALZA Corp.
  (zero coupon), due 7/28/20           1,205,000       1,040,819
Teva Pharmaceutical Finance
  Co. B.V.
  Series D
  1.75%, due 2/1/26                    1,260,000       1,475,775
                                                   -------------
                                                       2,516,594
                                                   -------------

RETAIL 0.1%
Costco Wholesale Corp.
  (zero coupon), due 8/19/17             262,000         338,308
                                                   -------------


SEMICONDUCTORS 0.2%
Intel Corp.
  3.25%, due 8/1/39 (d)                  643,000         696,048
ON Semiconductor Corp.
  2.625%, due 12/15/26                   174,000         165,735
Teradyne, Inc.
  4.50%, due 3/15/14                      68,000         116,960
                                                   -------------
                                                         978,743
                                                   -------------

SOFTWARE 0.2%
Sybase, Inc.
  3.50%, due 8/15/29 (d)                 806,000         900,705
SYNNEX Corp.
  4.00%, due 5/15/18 (d)                 108,000         120,420
                                                   -------------
                                                       1,021,125
                                                   -------------
Total Convertible Bonds
  (Cost $29,395,670)                                  28,818,929
                                                   -------------



CORPORATE BONDS 15.0%
----------------------------------------------------------------

ADVERTISING 0.1%
Jostens Intermediate Holding
  Corp.
  7.625%, due 10/1/12                    245,000         246,531
Lamar Media Corp.
  Series C
  6.625%, due 8/15/15                    300,000         283,500
                                                   -------------
                                                         530,031
                                                   -------------

AEROSPACE & DEFENSE 0.2%
L-3 Communications Corp.
  5.20%, due 10/15/19 (d)                900,000         908,885
Northrop Grumman Corp.
  7.125%, due 2/15/11                    100,000         106,903
Spirit Aerosystems, Inc.
  7.50%, due 10/1/17 (d)                 145,000         143,912
TransDigm, Inc.
  7.75%, due 7/15/14                     200,000         201,000
                                                   -------------
                                                       1,360,700
                                                   -------------

AGRICULTURE 0.1%
Cargill, Inc.
  4.375%, due 6/1/13 (d)                 200,000         208,096
Lorillard Tobacco Co.
  8.125%, due 6/23/19                    255,000         283,526
                                                   -------------
                                                         491,622
                                                   -------------

AIRLINES 0.3%
Continental Airlines, Inc.
  7.875%, due 1/2/20                   2,071,458       1,688,239
                                                   -------------


AUTO MANUFACTURERS 0.2%

Ford Motor Co.
  6.625%, due 10/1/28                  1,500,000       1,095,000
  7.45%, due 7/16/31                     215,000         176,300
Harley-Davidson Funding
  Corp.
  6.80%, due 6/15/18 (d)                 270,000         268,379
                                                   -------------
                                                       1,539,679
                                                   -------------

AUTO PARTS & EQUIPMENT 0.1%
Goodyear Tire & Rubber Co.
  (The)
  10.50%, due 5/15/16                    120,000         129,900
Tenneco Automotive, Inc.
  8.625%, due 11/15/14                   270,000         254,475
TRW Automotive, Inc.
  7.00%, due 3/15/14 (d)                 300,000         279,000
                                                   -------------
                                                         663,375
                                                   -------------

BANKS 1.1%
Agribank FCB
  9.125%, due 7/15/19                    900,000         967,723
BAC Capital Trust VI
  5.625%, due 3/8/35                   1,200,000         936,220
Bank of America Corp.
  5.65%, due 5/1/18                      150,000         151,610
  6.50%, due 8/1/16                      735,000         786,355
  8.00%, due 12/29/49 (a)              1,500,000       1,348,920
GMAC LLC
  6.875%, due 9/15/11 (d)                305,000         292,800
  8.00%, due 11/1/31 (d)               1,411,000       1,206,405
KeyBank N.A.
  5.80%, due 7/1/14                      175,000         172,234
Mercantile-Safe Deposit &
  Trust Co.
  5.70%, due 11/15/11                    100,000         103,695
SunTrust Banks, Inc.
  5.45%, due 12/1/17                      50,000          47,510


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15

                                       PRINCIPAL
                                          AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
BANKS (CONTINUED)
USB Capital IX
  6.189%, due 10/29/49               $   200,000   $     153,500
Wells Fargo & Co.
  7.98%, due 3/29/49                   1,200,000       1,123,500
Wells Fargo Bank N.A.
  6.45%, due 2/1/11                      250,000         263,624
                                                   -------------
                                                       7,554,096
                                                   -------------

BEVERAGES 0.3%
Anheuser-Busch Cos., Inc.
  5.75%, due 4/1/10                      100,000         102,083
Anheuser-Busch InBev
  Worldwide, Inc.
  5.375%, due 1/15/20 (d)              1,800,000       1,829,890
Coca-Cola Enterprises, Inc.
  7.00%, due 5/15/98                     100,000         117,546
                                                   -------------
                                                       2,049,519
                                                   -------------

BUILDING MATERIALS 0.3%
U.S. Concrete, Inc.
  8.375%, due 4/1/14                   1,900,000       1,334,750
USG Corp.
  6.30%, due 11/15/16                    705,000         606,300
                                                   -------------
                                                       1,941,050
                                                   -------------

CHEMICALS 0.6%
Ashland, Inc.
  9.125%, due 6/1/17 (d)                 100,000         108,000
Chevron Phillips Chemica
  7.00%, due 6/15/14 (d)               1,670,000       1,846,470
Dow Chemical Co. (The)
  5.90%, due 2/15/15                     730,000         755,183
  8.55%, due 5/15/19                     375,000         428,109
Huntsman International LLC
  5.50%, due 6/30/16 (d)                 105,000          90,825
Innophos, Inc.
  8.875%, due 8/15/14                    325,000         328,250
Rockwood Specialties Group,
  Inc.
  7.50%, due 11/15/14                    400,000         400,000
Solutia, Inc.
  8.75%, due 11/1/17                     105,000         108,675
                                                   -------------
                                                       4,065,512
                                                   -------------

COAL 0.0%++
Arch Coal, Inc.
  8.75%, due 8/1/16 (d)                   45,000          46,125
Arch Western Finance LLC
  6.75%, due 7/1/13                      250,000         241,250
                                                   -------------
                                                         287,375
                                                   -------------

COMMERCIAL SERVICES 0.4%
Cardtronics, Inc.
  9.25%, due 8/15/13                     260,000         263,900
Geo Group, Inc. (The)
  7.75%, due 10/15/17 (d)                265,000         268,975
Iron Mountain, Inc.
  8.75%, due 7/15/18                     400,000         417,000
Lender Processing Services,
  Inc.
  8.125%, due 7/1/16                     270,000         284,175
McKesson Corp.
  5.25%, due 3/1/13                      125,000         133,393
Quebecor World, Inc.
  (Litigation Recovery
  Trust-Escrow Shares)
  9.75%, due 1/15/49
  (b)(c)(d)(l)                           110,000           5,720
ServiceMaster Co. (The)
  10.75%, due 7/15/15 (d)(f)             240,000         238,800
United Rentals North
  America, Inc.
  7.75%, due 11/15/13                  1,200,000       1,098,000
                                                   -------------
                                                       2,709,963
                                                   -------------

COMPUTERS 0.2%
Activant Solutions, Inc.
  9.50%, due 5/1/16                      243,000         221,130
Hewlett-Packard Co.
  6.125%, due 3/1/14                     100,000         112,280
SunGard Data Systems, Inc.
  9.125%, due 8/15/13                    400,000         407,000
Unisys Corp.
  14.25%, due 9/15/15 (d)                425,000         456,875
                                                   -------------
                                                       1,197,285
                                                   -------------

DISTRIBUTION & WHOLESALE 0.0%++
Nebraska Book Co., Inc.
  10.00%, due 12/1/11 (d)                240,000         241,800
                                                   -------------


DIVERSIFIED FINANCIAL SERVICES 1.4%
Ameriprise Financial, Inc.
  5.35%, due 11/15/10                      2,000           2,052
Cantor Fitzgerald, L.P.
  7.875%, due 10/15/19 (d)             1,200,000       1,208,340
Capital One Bank
  5.125%, due 2/15/14                    100,000         105,449
Caterpillar Financial
  Services Corp.
  4.30%, due 6/1/10                       50,000          51,053
Citigroup, Inc.
  5.875%, due 2/22/33                    250,000         214,407
  8.50%, due 5/22/19                     390,000         455,873
Ford Motor Credit Co.
  9.875%, due 8/10/11                    200,000         204,575
General Electric Capital
  Corp.
  6.375%, due 11/15/67                 1,825,000       1,583,187
  6.875%, due 1/10/39                    400,000         431,048




16    MainStay Income Builder Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                       PRINCIPAL
                                          AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
Global Cash
  Acceptance/Global Cash
  Finance Corp.
  8.75%, due 3/15/12                 $   300,000   $     298,500
Goldman Sachs Group, Inc.
  (The)
  5.35%, due 1/15/16                     150,000         157,370
  5.70%, due 9/1/12                       75,000          81,387
JPMorgan Chase & Co.
  5.15%, due 10/1/15                     100,000         105,595
  5.75%, due 1/2/13                      250,000         269,140
  7.90%, due 4/29/49 (a)               2,000,000       2,011,060
MBNA Corp.
  6.125%, due 3/1/13                     100,000         106,375
Merrill Lynch & Co., Inc.
  (MTN)
  5.00%, due 2/3/14                      580,000         589,883
Morgan Stanley
  Series E
  5.45%, due 1/9/17                      350,000         352,880
  6.75%, due 10/15/13                    125,000         137,647
Pinnacle Foods Finance
  LLC/Pinnacle Foods Finance
  Corp.
  9.25%, due 4/1/15                      350,000         353,500
Pricoa Global Funding I
  4.625%, due 6/25/12 (d)                200,000         198,048
                                                   -------------
                                                       8,917,369
                                                   -------------

ELECTRIC 1.1%
AES Corp. (The)
  8.75%, due 5/15/13 (d)                 200,000         204,500
Arizona Public Service Co.
  5.50%, due 9/1/35                      325,000         288,770
Consumers Energy Co.
  Series B
  5.375%, due 4/15/13                    100,000         107,589
Dominion Resources, Inc.
  Series B
  6.25%, due 6/30/12                      60,000          65,566
Edison Mission Energy
  7.00%, due 5/15/17                     600,000         484,500
Energy Future Holdings Corp.
  11.25%, due 11/1/17 (f)              1,500,000         975,000
Entergy Gulf States
  Louisiana LLC
  5.59%, due 10/1/24                   1,575,000       1,582,837
Entergy Mississippi, Inc.
  5.15%, due 2/1/13                      250,000         257,575
FirstEnergy Corp.
  Series B
  6.45%, due 11/15/11                      6,000           6,485
IES Utilities, Inc.
  Series B
  6.75%, due 3/15/11                     100,000         106,006
Ipalco Enterprises, Inc.
  7.25%, due 4/1/16 (d)                  260,000         261,950
Mirant North America LLC
  7.375%, due 12/31/13                   400,000         394,000
Nevada Power Co.
  6.50%, due 4/15/12                     900,000         974,660
NRG Energy, Inc.
  7.375%, due 2/1/16                     600,000         596,250
Pepco Holdings, Inc.
  6.45%, due 8/15/12                     239,000         256,788
  7.45%, due 8/15/32                      50,000          52,325
PSE&G Power LLC
  7.75%, due 4/15/11                     100,000         107,934
San Diego Gas & Electric Co.
  5.35%, due 5/15/35                      50,000          51,152
Texas Competitive Electric
  Holdings Co. LLC
  10.25%, due 11/1/15                    430,000         305,300
Union Electric Co.
  5.40%, due 2/1/16                       50,000          51,620
                                                   -------------
                                                       7,130,807
                                                   -------------

ENGINEERING & CONSTRUCTION 0.0%++
Esco Corp.
  8.625%, due 12/15/13 (d)               250,000         246,875
                                                   -------------


ENTERTAINMENT 0.4%
Cinemark USA, Inc.
  8.625%, due 6/15/19 (d)                140,000         144,900
Isle of Capri Casinos, Inc.
  7.00%, due 3/1/14                      240,000         214,200
Mohegan Tribal Gaming
  Authority
  6.125%, due 2/15/13                  1,370,000       1,089,150
Pinnacle Entertainment, Inc.
  8.625%, due 8/1/17 (d)                 120,000         119,400
Pokagon Gaming Authority
  10.375%, due 6/15/14 (d)               373,000         386,055
Shingle Springs Tribal
  Gaming Authority
  9.375%, due 6/15/15 (d)                400,000         284,000
Tunica-Biloxi Gaming
  Authority
  9.00%, due 11/15/15 (d)                123,000         110,700
Warner Music Group
  7.375%, due 4/15/14                    100,000          95,000
WMG Acquisition Corp.
  9.50%, due 6/15/16 (d)                 115,000         122,762
                                                   -------------
                                                       2,566,167
                                                   -------------



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              17

                                       PRINCIPAL
                                          AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
ENVIRONMENTAL CONTROLS 0.2%
Allied Waste North America,
  Inc.
  7.375%, due 4/15/14                $   830,000   $     858,617
Clean Harbors, Inc.
  7.625%, due 8/15/16 (d)                200,000         205,000
Republic Services, Inc.
  6.75%, due 8/15/11                      25,000          26,297
Waste Services, Inc.
  9.50%, due 4/15/14                     150,000         150,750
  9.50%, due 4/15/14 (d)                 105,000         105,525
WCA Waste Corp.
  9.25%, due 6/15/14                     160,000         158,400
                                                   -------------
                                                       1,504,589
                                                   -------------

FOOD 0.4%
Del Monte Corp.
  6.75%, due 2/15/15                     300,000         299,250
  7.50%, due 10/15/19 (d)                265,000         268,975
Dole Food Co., Inc.
  8.00%, due 10/1/16 (d)                 210,000         212,625
Kellogg Co.
  Series B
  7.45%, due 4/1/31                      100,000         126,419
Kroger Co. (The)
  4.95%, due 1/15/15                     100,000         105,403
Safeway, Inc.
  6.35%, due 8/15/17                     200,000         220,324
Smithfield Foods, Inc.
  7.75%, due 7/1/17                    1,500,000       1,222,500
                                                   -------------
                                                       2,455,496
                                                   -------------

FOREST PRODUCTS & PAPER 0.6%
Boise Cascade LLC
  7.125%, due 10/15/14                 1,255,000       1,041,650
Buckeye Technologies, Inc.
  8.50%, due 10/1/13                     400,000         408,000
Cellu Tissue Holdings, Inc.
  11.50%, due 6/1/14                      70,000          76,650
Clearwater Paper Corp.
  10.625%, due 6/15/16 (d)               155,000         168,950
Georgia-Pacific Corp.
  7.00%, due 1/15/15 (d)                 165,000         166,650
International Paper Co.
  9.375%, due 5/15/19                  1,550,000       1,876,412
NewPage Corp.
  11.375%, due 12/31/14 (d)              300,000         299,250
Weyerhaeuser Co.
  6.75%, due 3/15/12                     100,000         104,793
                                                   -------------
                                                       4,142,355
                                                   -------------

HAND & MACHINE TOOLS 0.1%
Baldor Electric Co.
  8.625%, due 2/15/17                    400,000         412,000
                                                   -------------


HEALTH CARE--SERVICES 0.4%
Aetna, Inc.
  7.875%, due 3/1/11                      50,000          52,990
CIGNA Corp.
  8.50%, due 5/1/19                      670,000         757,973
Community Health Systems,
  Inc.
  8.875%, due 7/15/15                    300,000         309,000
DaVita, Inc.
  7.25%, due 3/15/15                     400,000         395,000
HCA, Inc.
  7.875%, due 2/15/20 (d)                198,000         203,940
  8.50%, due 4/15/19 (d)                 102,000         108,120
  9.25%, due 11/15/16                    300,000         313,500
Tenet Healthcare Corp.
  10.00%, due 5/1/18 (d)                 200,000         220,500
                                                   -------------
                                                       2,361,023
                                                   -------------

HOME BUILDERS 0.1%
Centex Corp.
  5.70%, due 5/15/14                     280,000         282,100
Meritage Homes Corp.
  6.25%, due 3/15/15                     300,000         276,750
                                                   -------------
                                                         558,850
                                                   -------------

HOME FURNISHING 0.0%++
ALH Finance LLC/ALH Finance
  Corp.
  8.50%, due 1/15/13                     200,000         195,000
                                                   -------------


HOUSEHOLD PRODUCTS & WARES 0.1%
American Greetings Corp.
  7.375%, due 6/1/16                     250,000         242,500
JohnsonDiversey, Inc.
  Series B
  9.625%, due 5/15/12                    400,000         406,000
Yankee Acquisition Corp.
  8.50%, due 2/15/15                     300,000         286,500
                                                   -------------
                                                         935,000
                                                   -------------

INSURANCE 1.6%
Allstate Corp. (The)
  6.50%, due 5/15/57                   1,450,000       1,239,750
  7.20%, due 12/1/09                     100,000         100,408
American General Finance
  Corp.
  5.20%, due 12/15/11                    400,000         322,806
  6.90%, due 12/15/17                  1,965,000       1,367,538
American International
  Group, Inc.
  4.70%, due 10/1/10                     100,000          97,846




18    MainStay Income Builder Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                       PRINCIPAL
                                          AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
INSURANCE (CONTINUED)
Berkshire Hathaway Finance
  Corp.
  4.625%, due 10/15/13               $   100,000   $     107,559
CIGNA Corp.
  7.00%, due 1/15/11                     100,000         105,169
Everest Reinsurance
  Holdings, Inc.
  8.75%, due 3/15/10                     500,000         511,260
Hartford Financial Services
  Group, Inc.
  5.375%, due 3/15/17                  1,575,000       1,479,927
Hartford Life, Inc.
  7.65%, due 6/15/27                     355,000         335,036
Liberty Mutual Group, Inc.
  7.80%, due 3/15/37 (d)               1,760,000       1,478,400
Nationwide Financial
  Services, Inc.
  5.10%, due 10/1/15                      25,000          22,789
Principal Life Income
  Funding Trust
  5.20%, due 11/15/10                     25,000          25,104
Progressive Corp. (The)
  6.70%, due 6/15/37                   3,700,000       3,241,004
                                                   -------------
                                                      10,434,596
                                                   -------------

LEISURE TIME 0.1%
Leslie's Poolmart, Inc.
  7.75%, due 2/1/13                      200,000         200,000
Travelport LLC
  9.875%, due 9/1/14                     400,000         394,000
                                                   -------------
                                                         594,000
                                                   -------------

LODGING 0.3%
Ameristar Casinos, Inc.
  9.25%, due 6/1/14 (d)                  250,000         260,000
Harrah's Operating Co., Inc.
  10.00%, due 12/15/18 (d)             1,800,000       1,368,000
Harrah's Operating Escrow
  LLC/Harrah's Escrow Corp.
  11.25%, due 6/1/17 (d)                 240,000         244,800
MGM Mirage, Inc.
  10.375%, due 5/15/14 (d)                40,000          42,600
  11.125%, due 11/15/17 (d)               80,000          88,000
Wynn Las Vegas LLC / Wynn
  Las Vegas Capital Corp.
  7.875%, due 11/1/17 (d)                240,000         235,800
                                                   -------------
                                                       2,239,200
                                                   -------------

MACHINERY--CONSTRUCTION & MINING 0.0%++
Terex Corp.
  8.00%, due 11/15/17                    300,000         276,750
                                                   -------------


MACHINERY--DIVERSIFIED 0.1%
Columbus McKinnon Corp.
  8.875%, due 11/1/13                    200,000         204,000
CPM Holdings, Inc.
  10.625%, due 9/1/14 (d)                170,000         177,650
Manitowoc Co., Inc. (The)
  7.125%, due 11/1/13                    240,000         215,400
                                                   -------------
                                                         597,050
                                                   -------------

MEDIA 0.9%
Allbritton Communications
  Co.
  7.75%, due 12/15/12                    300,000         283,500
Charter Communications
  Operating LLC
  10.00%, due 4/30/12
  (d)(g1)                                200,000         203,000
Comcast Cable Communications
  Holdings, Inc.
  8.375%, due 3/15/13                     55,000          63,931
Comcast Corp.
  6.50%, due 1/15/15                     100,000         110,685
CSC Holdings, Inc.
  7.625%, due 7/15/18                    200,000         205,000
Dex Media, Inc.
  8.00%, due 11/15/13 (g)                250,000          45,000
Echostar DBS Corp.
  6.375%, due 10/1/11                    300,000         306,750
ION Media Networks, Inc.
  9.041%, due 1/15/13
  (d)(f)(g)                               38,185             621
Mediacom Broadband LLC
  8.50%, due 10/15/15                    300,000         303,000
Morris Publishing Group LLC
  7.00%, due 8/1/13 (g)                   74,000          20,720
News America Holdings, Inc.
  9.25%, due 2/1/13                      100,000         117,310
Nielsen Finance LLC/Nielsen
  Finance Co.
  10.00%, due 8/1/14                     120,000         123,600
  11.50%, due 5/1/16                     215,000         228,438
Rainbow National Services
  LLC
  10.375%, due 9/1/14 (d)                130,000         136,500
Salem Communciations Corp.
  7.75%, due 12/15/10                    300,000         240,000
Time Warner Cable, Inc.
  5.85%, due 5/1/17                      540,000         567,629
  8.25%, due 2/14/14                   1,040,000       1,219,742
  9.25%, due 2/15/14                     400,000         412,000
Time Warner, Inc.
  7.70%, due 5/1/32                      750,000         847,315
Univision Communications,
  Inc.
  12.00%, due 7/1/14 (d)                 145,000         156,781
Ziff Davis Media, Inc.
  8.875%, due 7/15/11 (b)(c)              20,336           4,881
                                                   -------------
                                                       5,596,403
                                                   -------------



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              19

                                       PRINCIPAL
                                          AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
MINING 0.2%
Century Aluminum Co.
  7.50%, due 8/15/14                 $ 1,300,000   $   1,176,500
Freeport-McMoRan Copper &
  Gold, Inc.
  8.375%, due 4/1/17                     400,000         430,000
                                                   -------------
                                                       1,606,500
                                                   -------------

MISCELLANEOUS--MANUFACTURING 0.4%
Actuant Corp.
  6.875%, due 6/15/17                    200,000         188,500
General Electric Co.
  5.25%, due 12/6/17                     250,000         260,086
Parker Hannifin Corp.
  7.30%, due 5/15/11                     500,000         541,607
RBS Global, Inc./Rexnord
  Corp.
  9.50%, due 8/1/14                    1,625,000       1,608,750
Textron, Inc.
  5.60%, due 12/1/17                     175,000         164,805
                                                   -------------
                                                       2,763,748
                                                   -------------

OFFICE FURNISHINGS 0.0%++
Interface, Inc.
  11.375%, due 11/1/13 (d)               120,000         129,600
                                                   -------------


OIL & GAS 0.3%
Chesapeake Energy Corp.
  6.625%, due 1/15/16                    500,000         480,625
Concho Resources,
  Inc./Midland TX
  8.625%, due 10/1/17                    160,000         164,800
Connacher Oil & Gas
  10.25%, due 12/15/15 (d)               200,000         172,000
  11.75%, due 7/15/14 (d)                105,000         114,450
Devon Financing Corp. LLC
  6.875%, due 9/30/11                    125,000         136,331
Encore Acquisition Co.
  9.50%, due 5/1/16                      300,000         320,250
Frontier Oil Corp.
  8.50%, due 9/15/16                     200,000         204,000
Motiva Enterprises LLC
  5.20%, due 9/15/12 (d)                 200,000         206,773
Newfield Exploration Co.
  7.125%, due 5/15/18                    340,000         341,275
Pemex Project Funding Master
  Trust
  6.625%, due 6/15/35                    110,000         107,461
                                                   -------------
                                                       2,247,965
                                                   -------------

OIL & GAS SERVICES 0.3%
Basic Energy Services, Inc.
  7.125%, due 4/15/16                  1,500,000       1,245,000
Complete Production
  Services, Inc.
  8.00%, due 12/15/16                    200,000         189,500
SESI LLC
  6.875%, due 6/1/14                     200,000         195,000
                                                   -------------
                                                       1,629,500
                                                   -------------

PACKAGING & CONTAINERS 0.3%
Berry Plastics Corp.
  8.875%, due 9/15/14                    400,000         371,000
Graham Packaging Co., Inc.
  8.50%, due 10/15/12                    250,000         251,875
Graphic Packaging
  International, Inc.
  9.50%, due 8/15/13                     200,000         205,250
Owens-Illinois, Inc.
  7.80%, due 5/15/18                     400,000         404,000
Pregis Corp.
  12.375%, due 10/15/13                  245,000         236,425
Rock-Tenn Co.
  9.25%, due 3/15/16                     250,000         267,500
Solo Cup Co.
  10.50%, due 11/1/13 (d)                165,000         174,900
                                                   -------------
                                                       1,910,950
                                                   -------------

PHARMACEUTICALS 0.1%
Pfizer, Inc.
  6.20%, due 3/15/19                     535,000         609,103
Schering-Plough Corp.
  5.55%, due 12/1/13                     100,000         109,956
                                                   -------------
                                                         719,059
                                                   -------------

PIPELINES 0.6%
Copano Energy LLC/Copano
  Energy Finance Corp.
  7.75%, due 6/1/18                      250,000         240,625
Dynegy Holdings, Inc.
  7.75%, due 6/1/19                      460,000         387,550
El Paso Corp.
  7.00%, due 6/15/17                     510,000         510,184
Kinder Morgan Finance Co.
  ULC
  5.70%, due 1/5/16                      370,000         351,962
MarkWest Energy Partners,
  L.P./
  MarkWest Energy Finance
  Corp.
  Series B
  6.875%, due 11/1/14                    150,000         142,500
  8.75%, due 4/15/18                     140,000         143,150
NGPL Pipeco LLC
  7.119%, due 12/15/17 (d)             1,070,000       1,182,665
ONEOK Partners, L.P.
  8.625%, due 3/1/19                     250,000         299,446
ONEOK, Inc.
  6.00%, due 6/15/35                     950,000         915,555
                                                   -------------
                                                       4,173,637
                                                   -------------





20    MainStay Income Builder Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                       PRINCIPAL
                                          AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
REAL ESTATE 0.0%++
ERP Operating, L.P.
  7.125%, due 10/15/17               $   100,000   $     104,603
                                                   -------------


REAL ESTATE INVESTMENT TRUSTS 0.3%
AvalonBay Communities, Inc.
  6.125%, due 11/1/12                    132,000         141,085
HCP, Inc.
  5.65%, due 12/15/13                    565,000         570,629
Health Care Property
  Investors, Inc.
  6.00%, due 1/30/17                     450,000         434,699
Liberty Property, L.P.
  8.50%, due 8/1/10                      125,000         128,913
ProLogis
  7.375%, due 10/30/19                   295,000         295,926
Regency Centers, L.P.
  6.75%, due 1/15/12                     200,000         205,597
                                                   -------------
                                                       1,776,849
                                                   -------------

RETAIL 0.2%
CVS Caremark Corp.
  5.789%, due 1/10/26 (b)(d)             290,510         280,885
Ferrellgas Escrow
  LLC/Ferrellgas Finance
  Escrow Corp.
  6.75%, due 5/1/14                      300,000         286,500
Neiman Marcus Group, Inc.
  (The)
  9.00%, due 10/15/15 (f)                429,967         380,521
QVC, Inc.
  7.50%, due 10/1/19 (d)                 260,000         257,400
                                                   -------------
                                                       1,205,306
                                                   -------------

SAVINGS & LOANS 0.1%
Nalco Finance Holdings, Inc.
  9.00%, due 2/1/14                       72,000          74,160
Pipeline Funding Co. LLC
  7.50%, due 1/15/30 (d)                 305,000         298,812
                                                   -------------
                                                         372,972
                                                   -------------

SEMICONDUCTORS 0.1%
Amkor Technology, Inc.
  9.25%, due 6/1/16                      400,000         418,000
                                                   -------------


SOFTWARE 0.0%++
Vangent, Inc.
  9.625%, due 2/15/15 (d)                300,000         285,750
                                                   -------------


STORAGE & WAREHOUSING 0.0%++
Mobile Mini, Inc.
  6.875%, due 5/1/15                     300,000         280,500
                                                   -------------


TELECOMMUNICATIONS 0.3%
BellSouth Corp.
  6.00%, due 10/15/11                    250,000         270,748
Cincinnati Bell, Inc.
  8.375%, due 1/15/14                    200,000         199,000
Cricket Communications, Inc.
  9.375%, due 11/1/14                    300,000         291,000
Embarq Corp.
  7.995%, due 6/1/36                      50,000          51,734
GCI, Inc.
  7.25%, due 2/15/14                     250,000         241,875
MetroPCS Wireless, Inc.
  9.25%, due 11/1/14                     400,000         403,000
New Cingular Wireless
  Services, Inc.
  7.875%, due 3/1/11                     100,000         108,328
Qwest Capital Funding
  6.875%, due 7/15/28                    300,000         231,750
Qwest Communications
  International, Inc.
  Series B
  7.50%, due 2/15/14                     200,000         196,000
                                                   -------------
                                                       1,993,435
                                                   -------------

TRANSPORTATION 0.1%
Burlington Northern Santa Fe
  Corp.
  7.125%, due 12/15/10                   100,000         106,085
Norfolk Southern Corp.
  6.75%, due 2/15/11                     100,000         106,370
Union Pacific Corp.
  6.65%, due 1/15/11                     100,000         105,542
                                                   -------------
                                                         317,997
                                                   -------------

TRUCKING & LEASING 0.0%++
TTX Co.
  5.00%, due 4/1/12 (d)                  100,000          98,746
                                                   -------------
Total Corporate Bonds
  (Cost $96,172,445)                                  99,518,893
                                                   -------------


FOREIGN GOVERNMENT BONDS 0.2%
----------------------------------------------------------------

FOREIGN SOVEREIGN 0.2%
Republic of Panama
  9.375%, due 4/1/29                     860,000       1,169,600
Republic of Venezuela
  6.00%, due 12/9/20                     309,000         177,675
                                                   -------------
Total Foreign Government
  Bonds
  (Cost $1,194,051)                                    1,347,275
                                                   -------------





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              21

                                       PRINCIPAL
                                          AMOUNT           VALUE
LOAN ASSIGNMENT & PARTICIPATION 0.0%++ (H)
----------------------------------------------------------------

MACHINERY 0.0%++
BHM Technologies LLC
  Exit Term Loan B
  (zero coupon), due
  11/26/13 (b)(c)                    $    66,326   $      19,566
                                                   -------------
Total Loan Assignment &
  Participation
  (Cost $159,872)                                         19,566
                                                   -------------


MORTGAGE-BACKED SECURITIES 1.4%
----------------------------------------------------------------

COMMERCIAL MORTGAGE LOANS
  (COLLATERALIZED MORTGAGE OBLIGATIONS) 1.4%
Banc of America Commercial
  Mortgage, Inc.
  Series 2007-2, Class A4
  5.867%, due 4/10/49 (a)                400,000         352,576
Bayview Commercial Asset
  Trust
  Series 2006-4A, Class A1
  0.474%, due 12/25/36
  (a)(c)(d)                              371,093         228,007
Bear Stearns Commercial
  Mortgage Securities
  Series 2006-PW12, Class
  AAB
  5.878%, due 9/11/38 (a)                250,000         262,897
  Series 2007-PW16, Class
  A4
  5.909%, due 6/11/40 (a)                400,000         380,768
Citigroup Commercial
  Mortgage Trust
  Series 2008-C7, Class A4
  6.298%, due 12/10/49 (a)               200,000         186,627
Citigroup/Deutsche Bank
  Commercial Mortgage Trust
  Series 2005-CD1, Class AM
  5.225%, due 7/15/44 (a)              1,000,000         859,153
Commercial Mortgage Pass-
  Through Certificates
  Series 2006-C8, Class AAB
  5.291%, due 12/10/46                   500,000         490,256
Four Times Square Trust
  Series 2006-4TS, Class A
  5.401%, due 12/13/28 (d)               860,000         732,444
JP Morgan Chase Commercial
  Mortgage Securities Corp.
  Series 2004-C3, Class A5
  4.878%, due 1/15/42                    510,000         500,038
  Series 2007-CB20, Class
  A3
  5.819%, due 2/12/51                    500,000         466,034
  Series 2007-LD12, Class
  A3
  6.188%, due 2/15/51 (a)                500,000         485,064
LB-UBS Commercial Mortgage
  Trust
  Series 2006-C7, Class A3
  5.347%, due 11/15/38                   500,000         479,878
  Series 2007-C6, Class AAB
  5.855%, due 7/15/40                    500,000         481,988
  Series 2007-C6, Class A3
  5.933%, due 7/15/40                    500,000         457,888
Merrill Lynch/Countrywide
  Commercial Mortgage Trust
  Series 2007-8, Class A2
  6.118%, due 8/12/49 (a)                500,000         508,029
Morgan Stanley Capital I
  Series 2007-IQ14, Class
  AAB
  5.654%, due 4/15/49                    500,000         466,426
  Series 2006-HQ9, Class AM
  5.773%, due 7/12/44                    500,000         402,755
Mortgage Equity Conversion
  Asset Trust
  Series 2007-FF2, Class A
  0.87%, due 2/25/42
  (a)(b)(c)(d)                           766,254         716,447
Timberstar Trust
  Series 2006-1, Class A
  5.668%, due 10/15/36 (d)               280,000         257,600
Wachovia Bank Commercial
  Mortgage Trust
  Series 2006-C29, Class AM
  5.339%, due 11/15/48                   500,000         396,485
                                                   -------------
Total Mortgage-Backed
  Securities
  (Cost $9,791,677)                                    9,111,360
                                                   -------------



MUNICIPAL BONDS 0.2%
----------------------------------------------------------------

TEXAS 0.1%
Harris County Texas
  Industrial Development
  Corp.
  Solid Waste Deer Park
  5.683%, due 3/1/23                     660,000         660,422
                                                   -------------


WEST VIRGINIA 0.1%
Tobacco Settlement Finance
  Authority of West Virginia
  7.467%, due 6/1/47                     655,000         521,315
                                                   -------------
Total Municipal Bonds
  (Cost $1,315,000)                                    1,181,737
                                                   -------------






22    MainStay Income Builder Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                       PRINCIPAL
                                          AMOUNT           VALUE
U.S. GOVERNMENT & FEDERAL AGENCIES 10.6%
----------------------------------------------------------------

FANNIE MAE (COLLATERALIZED MORTGAGE OBLIGATIONS) 0.1%
  Series 2006-B1, Class AB
  6.00%, due 6/25/16                 $   436,245   $     453,932
                                                   -------------


FEDERAL HOME LOAN BANK 0.3%
  4.625%, due 10/10/12                 2,000,000       2,177,354
                                                   -------------


FEDERAL HOME LOAN MORTGAGE CORPORATION 0.2%
  5.125%, due 10/18/16                   950,000       1,053,551
                                                   -------------


V  FEDERAL HOME LOAN MORTGAGE CORPORATION
  (MORTGAGE PASS-THROUGH SECURITIES) 2.0%
  3.00%, due 8/1/10                      264,582         266,242
  4.316%, due 3/1/35 (a)                 759,938         788,469
  4.50%, due 8/1/33                      286,965         292,395
  4.50%, due 8/1/35                      351,789         357,017
  4.50%, due 8/1/39                    1,996,196       2,020,245
  4.50%, due 9/1/39                      499,105         505,118
  5.00%, due 1/1/23                      397,950         421,021
  5.00%, due 8/1/33                    1,126,899       1,172,655
  5.00%, due 11/1/35 TBA (i)           1,500,000       1,554,375
  5.00%, due 6/1/37                    1,013,793       1,052,264
  5.00%, due 6/1/38                      401,763         416,986
  5.00%, due 2/1/39                      450,988         468,076
  5.04%, due 6/1/35 (a)                  970,268       1,015,242
  5.50%, due 2/1/18                      221,441         238,255
  5.50%, due 2/1/21                      182,702         194,861
  5.50%, due 10/1/21                     253,140         269,987
  6.00%, due 8/1/21                      204,154         219,017
  6.00%, due 10/1/38                   1,332,932       1,418,112
  6.50%, due 11/1/16                      46,617          50,334
  6.50%, due 2/1/27                          576             620
  6.50%, due 5/1/29                       40,302          43,721
  6.50%, due 6/1/29                       73,568          79,811
  6.50%, due 7/1/29                      113,743         123,394
  6.50%, due 8/1/29                       42,253          45,840
  6.50%, due 9/1/29                        5,127           5,562
  6.50%, due 10/1/29                         609             661
  6.50%, due 6/1/32                       32,400          35,119
  6.50%, due 1/1/37                       28,766          30,893
  7.00%, due 3/1/26                          432             477
  7.00%, due 9/1/26                       14,465          15,979
  7.00%, due 10/1/26                          24              26
  7.00%, due 7/1/30                        2,101           2,317
  7.00%, due 7/1/32                       64,399          71,018
  7.50%, due 1/1/16                        7,576           8,223
  7.50%, due 5/1/32                       46,151          52,038
  8.00%, due 11/1/12                       2,724           2,801
                                                   -------------
                                                      13,239,171
                                                   -------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION 0.6%
  1.875%, due 4/20/12                  1,000,000       1,013,206
  2.75%, due 3/13/14                   1,900,000       1,928,173
  4.875%, due 12/15/16                   950,000       1,040,020
                                                   -------------
                                                       3,981,399
                                                   -------------

V  FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) 2.7%
  4.00%, due 12/1/20                     414,658         423,666
  4.50%, due 4/1/18                      721,502         764,684
  4.50%, due 7/1/20                       38,360          40,320
  4.50%, due 12/1/20                     498,762         524,248
  4.50%, due 3/1/21                       55,535          58,373
  4.50%, due 6/1/23                    2,919,372       3,039,356
  5.00%, due 8/1/22                      542,990         573,273
  5.00%, due 5/1/35 TBA (i)              600,000         621,937
  5.00%, due 5/1/37                      264,050         274,152
  5.50%, due 4/1/21                    2,439,927       2,608,408
  5.50%, due 3/1/38                      821,023         865,551
  5.50%, due 9/1/39                    2,497,457       2,632,126
  6.00%, due 4/1/19                        6,384           6,771
  6.00%, due 9/1/35                    3,060,367       3,275,072
  6.00%, due 10/1/35                   1,960,408       2,091,616
  6.50%, due 10/1/31                     191,649         207,792
  7.00%, due 10/1/37                      13,827          15,110
  7.00%, due 11/1/37                      58,244          63,648
  7.50%, due 8/1/11                          266             267
  7.50%, due 10/1/11                         898             939
  7.50%, due 10/1/15                      43,105          47,045
  8.00%, due 4/1/10                          949             974
  8.00%, due 8/1/11                          333             351
  8.00%, due 10/1/11                       3,794           3,992
  8.00%, due 11/1/11                         828             871
                                                   -------------
                                                      18,140,542
                                                   -------------

FREDDIE MAC (COLLATERALIZED MORTGAGE OBLIGATION) 0.1%
  Series 2632, Class NH
  3.50%, due 6/15/13                     549,447         560,250
                                                   -------------


V  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) 1.2%
  4.00%, due 9/15/39                     998,292         985,760
  5.00%, due 12/15/37                     58,519          60,943
  5.00%, due 1/1/38 TBA (i)            1,200,000       1,241,250
  5.00%, due 5/15/38                     251,175         261,541
  5.00%, due 3/15/39                     589,249         613,569
  5.50%, due 9/15/35                      99,125         105,086


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              23

                                       PRINCIPAL
                                          AMOUNT           VALUE
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (CONTINUED)
  5.50%, due 7/15/36                 $   324,914   $     343,998
  5.50%, due 2/15/38                     470,738         497,577
  6.00%, due 4/15/29                     831,746         893,002
  6.00%, due 8/15/32                   1,187,131       1,274,684
  6.00%, due 1/15/33                     129,166         138,637
  6.00%, due 11/15/33                    115,127         123,459
  6.00%, due 11/15/36                    295,980         315,087
  6.00%, due 9/15/38                     291,592         310,144
  6.50%, due 4/15/29                         230             249
  6.50%, due 5/15/29                         494             535
  6.50%, due 8/15/29                          39              42
  6.50%, due 7/15/31                     138,855         149,994
  6.50%, due 10/15/31                     12,339          13,346
  7.00%, due 7/15/11                         232             239
  7.00%, due 10/15/11                     12,326          12,699
  7.00%, due 9/15/23                       4,261           4,688
  7.00%, due 7/15/25                       2,350           2,590
  7.00%, due 12/15/25                      4,980           5,489
  7.00%, due 5/15/26                      10,331          11,395
  7.00%, due 11/15/27                     16,313          18,004
  7.00%, due 12/15/27                     84,786          93,576
  7.00%, due 6/15/28                       5,123           5,662
  7.50%, due 3/15/26                      10,310          11,682
  7.50%, due 6/15/26                         577             654
  7.50%, due 10/15/30                     31,314          35,569
  8.00%, due 8/15/26                       2,153           2,467
  8.00%, due 9/15/26                         170             194
  8.00%, due 10/15/26                     21,898          25,086
  8.50%, due 11/15/26                     25,324          29,078
                                                   -------------
                                                       7,587,975
                                                   -------------

UNITED STATES TREASURY BONDS 0.5%
  4.25%, due 5/15/39                   2,140,000       2,145,016
  4.50%, due 8/15/39                   1,080,000       1,128,263
                                                   -------------
                                                       3,273,279
                                                   -------------

V  UNITED STATES TREASURY NOTES 2.9%
  2.25%, due 5/31/14                   1,500,000       1,506,446
  2.375%, due 8/31/14                  3,600,000       3,618,281
  2.375%, due 9/30/14                  1,975,000       1,982,860
  2.375%, due 10/31/14                   250,000         250,645
  2.625%, due 6/30/14                     75,000          76,436
  2.75%, due 2/15/19                   1,735,000       1,648,791
  3.00%, due 8/31/16                   2,000,000       2,008,750
  3.125%, due 5/15/19                  1,650,000       1,614,680
  3.625%, due 8/15/19                  5,445,000       5,549,647
  4.00%, due 8/15/18                     875,000         920,186
  4.25%, due 8/15/14                     275,000         300,545
                                                   -------------
                                                      19,477,267
                                                   -------------
Total U.S. Government & Federal Agencies
  (Cost $67,999,985)                                  69,944,720
                                                   -------------



YANKEE BONDS 2.1% (J)
----------------------------------------------------------------

BANKS 0.1%
Nordea Bank Sweden AB
  5.25%, due 11/30/12 (d)                200,000         205,639
Royal Bank of Scotland PLC
  (The)
  4.875%, due 8/25/14 (d)                475,000         483,437
                                                   -------------
                                                         689,076
                                                   -------------

BEVERAGES 0.1%
Coca-Cola HBC Finance B.V.
  5.125%, due 9/17/13                    430,000         460,696
                                                   -------------


BIOTECHNOLOGY 0.1%
FMC Finance III S.A.
  6.875%, due 7/15/17                    400,000         393,000
                                                   -------------


BUILDING MATERIALS 0.0%++
Asia Aluminum Holdings, Ltd.
  8.00%, due 12/23/11 (d)(g)             645,000         101,588
                                                   -------------


CHEMICALS 0.0%++
Ineos Group Holdings PLC
  8.50%, due 2/15/16 (d)                 400,000         224,000
                                                   -------------


COAL 0.0%++
Raspadskaya Securities, Ltd.
  7.50%, due 5/22/12                     180,000         179,325
                                                   -------------


ENTERTAINMENT 0.1%
Great Canadian Gaming Corp.
  7.25%, due 2/15/15 (d)                 400,000         382,000
                                                   -------------


HOLDING COMPANY--DIVERSIFIED 0.1%
Hutchison Whampoa
  International, Ltd.
  7.625%, due 4/9/19 (d)                 315,000         355,264
                                                   -------------


INSURANCE 0.1%
Nippon Life Insurance Co.
  4.875%, due 8/9/10 (d)                 340,000         341,457
                                                   -------------






24    MainStay Income Builder Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                       PRINCIPAL
                                          AMOUNT           VALUE
YANKEE BONDS (CONTINUED)
IRON & STEEL 0.0%++
Russel Metals, Inc.
  6.375%, due 3/1/14                 $   200,000   $     189,750
                                                   -------------


MEDIA 0.3%
British Sky Broadcasting
  Group PLC
  9.50%, due 11/15/18 (d)                665,000         847,287
BSKYB Finance UK PLC
  6.50%, due 10/15/35 (d)              1,130,000       1,153,398
UPC Holding B.V.
  9.875%, due 4/15/18 (d)                240,000         253,800
                                                   -------------
                                                       2,254,485
                                                   -------------

MINING 0.3%
Anglo American Capital PLC
  9.375%, due 4/8/19 (d)                 500,000         606,342
Novelis, Inc.
  7.25%, due 2/15/15                   1,500,000       1,346,250
Teck Resources, Ltd.
  9.75%, due 5/15/14                     112,000         125,720
  10.25%, due 5/15/16                    112,000         129,080
  10.75%, due 5/15/19                    112,000         130,480
                                                   -------------
                                                       2,337,872
                                                   -------------

MISCELLANEOUS--MANUFACTURING 0.3%
Siemens
  Financieringsmaatschappij
  N.V.
  5.75%, due 10/17/16 (d)              1,000,000       1,086,822
  6.125%, due 8/17/26 (d)                700,000         764,758
                                                   -------------
                                                       1,851,580
                                                   -------------

OIL & GAS 0.4%
Citic Resources Finance,
  Ltd.
  6.75%, due 5/15/14 (d)                 200,000         191,500
EnCana Corp.
  6.30%, due 11/1/11                     100,000         108,353
Gazprom International S.A.
  7.201%, due 2/1/20 (d)                 504,890         515,643
OPTI Canada, Inc.
  8.25%, due 12/15/14                    265,000         208,025
Petronas Capital, Ltd.
  5.25%, due 8/12/19 (d)                 605,000         610,846
Petroplus Finance, Ltd.
  6.75%, due 5/1/14 (d)                  400,000         374,000
TNK-BP Finance S.A.
  7.50%, due 7/18/16 (d)                 470,000         473,525
                                                   -------------
                                                       2,481,892
                                                   -------------

PIPELINES 0.1%
TransCanada Pipelines, Ltd.
  4.00%, due 6/15/13                     250,000         254,976
  5.85%, due 3/15/36                     100,000         104,036
                                                   -------------
                                                         359,012
                                                   -------------

SEMICONDUCTORS 0.0%++
Sensata Technologies B.V.
  8.00%, due 5/1/14                      200,000         186,000
                                                   -------------


TELECOMMUNICATIONS 0.1%
Inmarsat Finance PLC
  10.375%, due 11/15/12                  300,000         309,750
Intelsat Subsidiary Holding
  Co., Ltd.
  8.50%, due 1/15/13                     400,000         401,500
Telecom Italia Capital S.A.
  6.375%, due 11/15/33                   100,000          99,256
Telefonica Europe B.V.
  7.75%, due 9/15/10                     100,000         105,609
                                                   -------------
                                                         916,115
                                                   -------------

TRANSPORTATION 0.0%++
Canadian National Railway
  Co.
  7.625%, due 5/15/23                     50,000          60,496
                                                   -------------
Total Yankee Bonds
  (Cost $13,675,910)                                  13,763,608
                                                   -------------
Total Long-Term Bonds
  (Cost $232,924,475)                                236,255,616
                                                   -------------





                                          SHARES
COMMON STOCKS 58.0%
----------------------------------------------------------------

AEROSPACE & DEFENSE 0.9%
BAE Systems PLC                          725,500       3,744,834
Meggitt PLC                              555,450       2,233,498
                                                   -------------
                                                       5,978,332
                                                   -------------

AGRICULTURE 5.3%
V  Altria Group, Inc.                    399,598       7,236,720
British American Tobacco PLC             130,997       4,177,425
Imperial Tobacco Group PLC               222,350       6,568,771
V  Lorillard, Inc.                        96,140       7,472,001
V  Philip Morris
  International, Inc.                    156,113       7,393,512
Reynolds American, Inc.                   50,785       2,462,057
                                                   -------------
                                                      35,310,486
                                                   -------------

APPAREL 0.5%
VF Corp.                                  42,750       3,036,960
                                                   -------------




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              25


                                          SHARES           VALUE
COMMON STOCKS (CONTINUED)
BANKS 0.7%
Banco Santander S.A.                     120,758   $   1,953,961
Westpac Banking Corp.                    109,256       2,593,405
                                                   -------------
                                                       4,547,366
                                                   -------------


BEVERAGES 2.7%
Coca-Cola Co. (The)                       40,910       2,180,912
V  Diageo PLC, Sponsored ADR
  (k)                                    125,850       8,182,767
V  InBev N.V.                            158,647       7,472,303
                                                   -------------
                                                      17,835,982
                                                   -------------

CHEMICALS 1.7%
Air Liquide S.A.                          46,300       5,001,288
BASF A.G.                                 67,744       3,638,886
E.I. du Pont de Nemours &
  Co.                                     90,966       2,894,538
                                                   -------------
                                                      11,534,712
                                                   -------------

COMMERCIAL SERVICES 0.3%
Automatic Data Processing,
  Inc.                                    53,650       2,135,270
                                                   -------------


DISTRIBUTION & WHOLESALE 0.6%
Genuine Parts Co.                        113,500       3,971,365
                                                   -------------


DIVERSIFIED FINANCIAL SERVICES 0.6%
BGP Holdings PLC (b)(c)                   20,068               3
Federated Investors, Inc.
  Class B                                 76,939       2,019,649
NYSE Euronext                             33,800         873,730
Redecard S.A.                             67,500       1,002,001
                                                   -------------
                                                       3,895,383
                                                   -------------

ELECTRIC 7.0%
Duke Energy Corp.                        377,122       5,966,070
Enel S.p.A.                              738,134       4,404,847
National Grid PLC                        453,550       4,514,717
NSTAR                                     67,200       2,079,840
OGE Energy Corp.                         136,500       4,534,530
Progress Energy, Inc.                     55,834       2,095,450
RWE A.G                                   44,961       3,950,164
SCANA Corp.                               56,908       1,925,767
Scottish & Southern Energy
  PLC                                    196,050       3,471,865
Southern Co. (The)                       130,600       4,073,414
TECO Energy, Inc.                        203,850       2,923,209
Terna S.p.A.                             853,350       3,387,610
Westar Energy, Inc.                      150,762       2,887,092
                                                   -------------
                                                      46,214,575
                                                   -------------

ELECTRICAL COMPONENTS & EQUIPMENT 0.7%
Emerson Electric Co.                     117,773       4,445,931
                                                   -------------


ENGINEERING & CONSTRUCTION 0.7%
Vinci S.A.                                93,695       4,912,890
                                                   -------------


ENVIRONMENTAL CONTROLS 0.5%
Waste Management, Inc.                    98,850       2,953,638
                                                   -------------


FOOD 2.7%
H.J. Heinz Co.                            76,550       3,080,372
Kellogg Co.                               41,700       2,149,218
Kraft Foods, Inc. Class A                 78,689       2,165,521
V  Nestle S.A. Registered                162,355       7,567,810
SUPERVALU, Inc.                          178,850       2,838,350
                                                   -------------
                                                      17,801,271
                                                   -------------

FOOD SERVICES 0.5%
Compass Group PLC                        462,950       2,948,087
                                                   -------------


GAS 1.6%
Nicor, Inc.                               80,750       2,994,210
NiSource, Inc.                           237,841       3,072,906
Vectren Corp.                             87,650       1,975,631
WGL Holdings, Inc.                        86,400       2,856,384
                                                   -------------
                                                      10,899,131
                                                   -------------

HEALTH CARE--PRODUCTS 1.0%
Johnson & Johnson                        114,417       6,756,324
                                                   -------------


HOUSEHOLD PRODUCTS & WARES 1.2%
Kimberly-Clark Corp.                      71,595       4,378,750
Tupperware Brands Corp.                   79,400       3,574,588
                                                   -------------
                                                       7,953,338
                                                   -------------

INSURANCE 1.3%
Arthur J. Gallagher & Co.                127,600       2,846,756
MetLife, Inc.                             58,800       2,000,964
SCOR SE                                  157,100       4,005,477
                                                   -------------
                                                       8,853,197
                                                   -------------

IRON & STEEL 0.3%
Nucor Corp.                               46,450       1,851,032
                                                   -------------


MACHINERY 0.0%++
BHM Technologies Holdings,
  Inc.(b)(c)                               4,340              43
                                                   -------------


MEDIA 1.9%
Pearson PLC                              366,850       5,012,418
Shaw Communications, Inc.                213,500       3,798,230
Vivendi S.A.                             133,479       3,715,559
                                                   -------------
                                                      12,526,207
                                                   -------------





26    MainStay Income Builder Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


                                          SHARES           VALUE
COMMON STOCKS (CONTINUED)
METAL FABRICATE & HARDWARE 0.5%
Assa Abloy AB                            184,800   $   3,290,950
                                                   -------------

MINING 0.3%
BHP Billiton, Ltd.,
  Sponsored ADR (k)                       31,900       2,092,002
                                                   -------------


MISCELLANEOUS--MANUFACTURING 0.7%
Honeywell International,
  Inc.                                   136,850       4,911,546
                                                   -------------


OFFICE EQUIPMENT/SUPPLIES 0.3%
Pitney Bowes, Inc.                        83,827       2,053,761
                                                   -------------


OIL & GAS 5.2%
BP PLC, Sponsored ADR (k)                 80,930       4,582,257
Canadian Oil Sands Trust                  70,800       1,909,287
Chevron Corp.                             40,874       3,128,496
ConocoPhillips                            55,575       2,788,753
Diamond Offshore Drilling,
  Inc.                                    33,000       3,143,250
ENI S.p.A., Sponsored ADR
  (k)                                     42,000       2,082,360
ExxonMobil Corp.                          46,755       3,350,931
Royal Dutch Shell PLC Class
  A, ADR (k)                              72,550       4,310,195
StatoilHydro A.S.A.,
  Sponsored ADR (k)                      223,800       5,295,108
Total S.A.                                66,518       3,977,812
                                                   -------------
                                                      34,568,449
                                                   -------------

PACKAGING & CONTAINERS 0.5%
Ball Corp.                                17,800         878,074
Bemis Co., Inc.                           80,650       2,083,189
                                                   -------------
                                                       2,961,263
                                                   -------------

PHARMACEUTICALS 2.5%
AstraZeneca PLC, Sponsored
  ADR (k)                                109,550       4,919,891
Bristol-Myers Squibb Co.                 230,435       5,023,483
Merck & Co., Inc.                        146,909       4,543,895
Roche Holding A.G.,
  Genusscheine                            12,600       2,022,829
                                                   -------------
                                                      16,510,098
                                                   -------------

PIPELINES 1.1%
Kinder Morgan Energy
  Partners, L.P.                          75,000       4,050,000
ONEOK, Inc.                               95,800       3,468,918
                                                   -------------
                                                       7,518,918
                                                   -------------

REAL ESTATE INVESTMENT TRUSTS 0.2%
Ventas, Inc.                              29,750       1,193,868
                                                   -------------


RETAIL 1.6%
McDonald's Corp.                          72,042       4,222,381
Next PLC                                 110,800       3,264,215
Wal-Mart Stores, Inc.                     64,700       3,214,296
                                                   -------------
                                                      10,700,892
                                                   -------------

SAVINGS & LOANS 0.3%
First Niagara Financial
  Group, Inc.                            160,550       2,061,462
                                                   -------------


SEMICONDUCTORS 0.4%
Taiwan Semiconductor
  Manufacturing Co, Ltd.,
  Sponsored ADR (k)                      250,800       2,392,632
                                                   -------------


SOFTWARE 1.4%
Microsoft Corp.                          227,773       6,316,145
Oracle Corp.                             134,603       2,840,124
                                                   -------------
                                                       9,156,269
                                                   -------------

TELECOMMUNICATIONS 9.5%
AT&T, Inc.                               239,427       6,146,091
BCE, Inc.                                118,550       2,836,523
Belgacom S.A.                             83,370       3,128,634
CenturyTel, Inc.                         158,301       5,138,450
Chunghwa Telecom Co, Ltd.,
  ADR (k)                                120,600       2,096,028
France Telecom S.A.                      239,740       5,948,437
Frontier Communications
  Corp.                                  277,909       1,992,608
Mobistar S.A.                             44,200       3,042,572
Philippine Long Distance
  Telephone Co., Sponsored
  ADR (k)                                 79,600       4,242,680
Swisscom A.G.                             16,950       6,133,821
Telefonica S.A.                          234,875       6,577,795
Telekom Austria A.G                      118,450       1,943,635
Verizon Communications,
  Inc.                                   219,874       6,506,072
Vodafone Group PLC                     1,889,277       4,172,092
Windstream Corp.                         301,826       2,909,603
                                                   -------------
                                                      62,815,041
                                                   -------------

TRANSPORTATION 0.2%
Toll Holdings, Ltd.                      201,100       1,551,343
                                                   -------------


WATER 0.6%
United Utilities Group PLC               580,550       4,197,204
                                                   -------------
Total Common Stocks
  (Cost $382,050,724)                                384,337,218
                                                   -------------



CONVERTIBLE PREFERRED STOCKS 0.7%
----------------------------------------------------------------

BANKS 0.0%++
GMAC, Inc.
  7.00%                                       40          23,898
                                                   -------------


CHEMICALS 0.0%++
Celanese Corp.
  4.25%                                    8,300         291,745
                                                   -------------




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              27


                                          SHARES           VALUE
CONVERTIBLE PREFERRED STOCKS (CONTINUED)
DIVERSIFIED FINANCIAL SERVICES 0.1%
Affiliated Managers Group,
  Inc.
  5.10%                                    9,600   $     354,000
                                                   -------------


INSURANCE 0.1%
MetLife, Inc.
  6.50%                                   30,550         663,851
                                                   -------------


LEISURE TIME 0.0%++
Callaway Golf Co.
  7.50% (d)                                  900         104,400
                                                   -------------


MINING 0.1%
Freeport-McMoRan Copper &
  Gold, Inc.
  6.75%                                    2,900         310,300
Vale Capital II
  6.70%                                    3,500         264,425
Vale Capital, Ltd.
  5.50%                                    7,100         348,255
                                                   -------------
                                                         922,980
                                                   -------------

OIL & GAS 0.0%++
Whiting Petroleum Corp.
  6.20%                                      700         106,589
                                                   -------------


PHARMACEUTICALS 0.3%
Merck & Co., Inc.
  6.00%                                    8,500       2,050,625
                                                   -------------


TELECOMMUNICATIONS 0.1%
Crown Castle International
  Corp.
  6.25%                                    6,700         355,100
                                                   -------------
Total Convertible Preferred
  Stocks
  (Cost $4,800,882)                                    4,873,188
                                                   -------------



PREFERRED STOCK 0.0%++
----------------------------------------------------------------

MACHINERY 0.0%++
BHM Technologies Holdings,
  Inc.
  10.00% (b)(c)                               52               1
                                                   -------------
Total Preferred Stock
  (Cost $0)                                                    1
                                                   -------------




                                       NUMBER OF
                                        WARRANTS           VALUE

WARRANTS 0.0%++
----------------------------------------------------------------

AIRLINES 0.0%++
Mediobanca S.p.A
  Strike Price E 9.00
  Expires 3/11/18 (b)(c)(l)                   55   $          13
Ryanair Holdings PLC Class A
  Strike Price E 0.000001
  Expires 4/3/18 (d)(l)                   36,112         156,510
                                                   -------------
Total Warrants
  (Cost $139,518)                                        156,523
                                                   -------------





                                       PRINCIPAL
                                          AMOUNT
SHORT-TERM INVESTMENT 5.8%
----------------------------------------------------------------

REPURCHASE AGREEMENT 5.8%
State Street Bank and Trust
  Co.
  0.01%, dated 10/30/09
  due 11/2/09
  Proceeds at Maturity
  $38,641,935
  (Collateralized by United
  States Treasury Bills with
  a zero coupon rate and a
  rate of 0.066% and
  maturity dates of 12/10/09
  and 2/18/10, with a
  Principal Amount of
  $39,425,000 and a Market
  Value of $39,421,943)              $38,641,903      38,641,903
                                                   -------------
Total Short-Term Investment
  (Cost $38,641,903)                                  38,641,903
                                                   -------------
Total Investments
  (Cost $658,557,502) (o)                  100.2%    664,264,449
Liabilities in Excess of
  Cash and Other Assets                     (0.2)     (1,094,848)
                                          ------    ------------
Net Assets                                 100.0%  $ 663,169,601
                                           =====    ============








28    MainStay Income Builder Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                               UNREALIZED
                           CONTRACTS         APPRECIATION
                                LONG   (DEPRECIATION) (M)
FUTURES CONTRACTS (0.2%) (N)
---------------------------------------------------------

United States Treasury
  Note December 2009 (5
  Year)                           70          $   206,509
  Note December 2009 (10
     Year)                        99              322,961
Standard & Poor's 500
  Index
  Mini December 2009           1,260           (1,786,613)
                                              -----------
Total Futures Contracts
  Long
  (Settlement Value
  $84,973,047)                                $(1,257,143)
                                              -----------


                           CONTRACTS
                               SHORT
United States Treasury
  Note December 2009 (2
  Year)                          (59)            (108,037)
                                              -----------
Total Futures Contracts
  Short
  (Settlement Value
  $12,838,953)                                   (108,037)
                                              -----------
Total Futures Contracts
  (Settlement Value
  $72,134,094)                                $(1,365,180)
                                              ===========







++    Less than one-tenth of a percent.
+++   On a daily basis New York Life
      Investments confirms that the value of
      the Fund's liquid assets (liquid
      portfolio securities and cash) is
      sufficient to cover its potential senior
      securities (e.g., futures, swaps,
      options).
(a)   Floating rate.  Rate shown is the rate in
      effect at October 31, 2009.
(b)   Fair valued security. The total market
      value of these securities at October 31,
      2009 is $1,594,734, which represents 0.2%
      of the Fund's net assets.
(c)   Illiquid security. The total market value
      of these securities at October 31, 2009
      is $1,665,858, which represents 0.3% of
      the Fund's net assets.
(d)   May be sold to institutional investors
      only under Rule 144A or securities
      offered pursuant to Section 4(2) of the
      Securities Act of 1933, as amended.
(e)   Subprime mortgage investment and other
      asset-backed securities. The total market
      value of the securities at October 31,
      2009 is $1,768,968, which represents 0.3%
      of the Fund's net assets.
(f)   PIK ("Payment in Kind")--interest or
      dividend payment is made with additional
      securities.
(g)   Issue in default.
(g1)  As of November 30, 2009 Charter
      Communication Operating LLC emerged from
      Chapter 11 bankruptcy under a plan of
      reorganization.
(h)   Floating Rate Loan--generally pays
      interest at rates which are periodically
      re-determined at a margin above the
      London Inter-Bank Offered Rate ("LIBOR")
      or other short-term rates. The rate shown
      is the rate(s) in effect at October 31,
      2009. Floating Rate Loans are generally
      considered restrictive in that the Fund
      is ordinarily contractually obligated to
      receive consent from the Agent Bank
      and/or borrower prior to disposition of a
      Floating Rate Loan.
(i)   TBA: Securities purchased on a forward
      commitment basis with an approximate
      principal amount and maturity date. The
      actual principal amount and maturity date
      will be determined upon settlement. The
      market value of these securities at
      October 31, 2009 is $3,417,562, which
      represents 0.5% of the Fund's net assets.
      All or a portion of these securities were
      acquired under a mortgage dollar roll
      agreement.
(j)   Yankee Bond--dollar-denominated bond
      issued in the United States by a foreign
      bank or corporation.
(k)   ADR--American Depositary Receipt.
(l)   Non-income producing security.
(m)   Represents the difference between the
      value of the contracts at the time they
      were opened and the value at October 31,
      2009.
(n)   At October 31, 2009, cash in the amount
      of $5,880,440 is segregated as collateral
      for futures contracts with the broker.
(o)   At October 31, 2009, cost is $659,862,898
      for federal income tax purposes and net
      unrealized appreciation is as follows:



Gross unrealized appreciation      $ 18,936,577
Gross unrealized depreciation       (14,536,026)
                                   ------------
Net unrealized appreciation        $  4,401,551
                                   ============



The following abbreviation is used in the above portfolio:

E -- Euro


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              29

The following is a summary of the fair valuations according to the inputs used as of October 31, 2009, for valuing the Fund's assets and liabilities.

ASSET VALUATION INPUTS

                                                     QUOTED
                                                     PRICES
                                                  IN ACTIVE    SIGNIFICANT
                                                MARKETS FOR          OTHER     SIGNIFICANT
                                                  IDENTICAL     OBSERVABLE    UNOBSERVABLE
                                                     ASSETS         INPUTS          INPUTS
 DESCRIPTION                                      (LEVEL 1)      (LEVEL 2)       (LEVEL 3)           TOTAL
 Investments in Securities
 Long-Term Bonds
    Asset-Backed Securities (a)                $         --   $ 11,982,353      $  567,175    $ 12,549,528
    Convertible Bonds                                    --     28,818,929              --      28,818,929
    Corporate Bonds (b)                                  --     99,227,407         291,486      99,518,893
    Foreign Government Bonds                             --      1,347,275              --       1,347,275
    Loan Assignments & Participations (c)                --             --          19,566          19,566
    Mortgage-Backed Securities (d)                       --      8,394,913         716,447       9,111,360
    Municipal Bonds                                      --      1,181,737              --       1,181,737
    U.S. Government & Federal Agencies                   --     69,944,720              --      69,944,720
    Yankee Bonds                                         --     13,763,608              --      13,763,608
                                               ------------   ------------      ----------    ------------
 Total Long-Term Bonds                                   --    234,660,942       1,594,674     236,255,616
                                               ------------   ------------      ----------    ------------
 Common Stocks (e)                              384,337,172             --              46     384,337,218
 Convertible Preferred Stocks                     4,768,788        104,400              --       4,873,188
 Preferred Stock (f)                                     --             --               1               1
 Warrant (g)                                             --        156,510              13         156,523
 Short-Term Investment
    Repurchase Agreement                                 --     38,641,903              --      38,641,903
                                               ------------   ------------      ----------    ------------
 Total Investments in Securities                389,105,960    273,563,755       1,594,734     664,264,449
                                               ------------   ------------      ----------    ------------
 Other Financial Instruments
 Futures Contracts Long (h)                      (1,257,143)            --              --      (1,257,143)
                                               ------------   ------------      ----------    ------------
 Total Investments in Securities and Other
  Financial Instruments                        $387,848,817   $273,563,755      $1,594,734    $663,007,306
                                               ============   ============      ==========    ============




(a) The level 3 security valued at $567,175 is held in Credit Cards within the Asset-Backed Securities section of the Portfolio of Investments.

(b) The level 3 securities valued at $5,720, $4,881 and $280,885 are held in Commercial Services, Media and Retail, respectively, within the Corporate Bonds section of the Portfolio of Investments.

(c) The level 3 security valued at $19,566 is held in Machinery within the Loan Assignments & Participations section of the Portfolio of Investments.

(d) The level 3 security valued at $716,447 is held in Commercial Mortgage Loans (Collateralized Mortgage Obligations) within the Mortgage-Backed Securities section of the Portfolio of Investments.

(e) The level 3 securities valued at $3 and $43 are held in Diversified Financial Services and Machinery respectively, within the Common Stocks section of the Portfolio of Investments.

(f) The level 3 security valued at $1 is held in Machinery within the Preferred Stock section of the Portfolio of Investments.

(g) The level 3 security valued at $13 is held in Airlines within the Warrants section of the Portfolio of Investments.

(h) The value listed for these securities reflects unrealized depreciation as shown on the Portfolio of Investments.

LIABILITY VALUATION INPUTS


                                                        QUOTED
                                                     PRICES IN
                                                        ACTIVE   SIGNIFICANT
                                                   MARKETS FOR         OTHER     SIGNIFICANT
                                                     IDENTICAL    OBSERVABLE    UNOBSERVABLE
                                                        ASSETS        INPUTS          INPUTS
 DESCRIPTION                                         (LEVEL 1)     (LEVEL 2)       (LEVEL 3)        TOTAL
 Other Financial Instruments
 Futures Contracts Short (a)                         $(108,037)     $     --        $     --    $(108,037)
                                                     ---------      --------        --------    ---------
 Total Other Financial Instruments                   $(108,037)          $--             $--    $(108,037)
                                                     =========      ========        ========    =========




(a) The value listed for these securities reflects unrealized depreciation as shown on the Portfolio of Investments.



30    MainStay Income Builder Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

ASSET VALUATION INPUTS


                                    BALANCE                               CHANGE IN
                                      AS OF      ACCRUED   REALIZED      UNREALIZED
 INVESTMENTS                    OCTOBER 31,    DISCOUNTS       GAIN    APPRECIATION        NET
 IN SECURITIES                         2008   (PREMIUMS)     (LOSS)  (DEPRECIATION)  PURCHASES
 Long-Term Bonds
    Asset-Backed Securities
      Credit Cards               $  634,851       $ (381) $     (96)      $  57,345   $     --
    Corporate Bonds
      Commercial Services                --           --         --           5,720         --
      Diversified Financial
               Services             242,452           18    (45,281)        106,142         --
      Media                          20,272           --      1,967         (14,845)     1,954
      Retail                             --           --         --         (16,036)        --
    Loan Assignments &
          Participations
      Machinery                          --           --         --        (144,656)   164,222
    Mortgage-Backed Securities
      Commercial Mortgage
      Loans (Collateralized
      Mortgage Obligations)       1,031,399           --         --          (8,994)        --
 Common Stocks
    Aerospace & Defense               4,103           --       (368)             54         --
    Diversified Financial
          Services                       --           --         --              --          3
    Machinery                            --           --         --              43         --
    Media                                 1           --         --              (1)        --
 Preferred Stocks
    Machinery                            --           --         --               1         --
    Real Estate Investment           95,250           --    (56,000)         51,750    147,000
 Warrants
    Airlines                             --           --         --              13         --
                                 ----------       ------  ---------       ---------   --------
 Total                           $2,028,328        ($363)  ($99,778)      $  36,536   $313,179
                                 ==========       ======  =========       =========   ========

                                                                                     CHANGE IN
                                                                                    UNREALIZED
                                                                                  APPRECIATION
                                                                                (DEPRECIATION)
                                                                                          FROM
                                                  NET         NET      BALANCE     INVESTMENTS
                                            TRANSFERS   TRANSFERS        AS OF   STILL HELD AT
 INVESTMENTS                           NET      IN TO      OUT OF  OCTOBER 31,     OCTOBER 31,
 IN SECURITIES                       SALES    LEVEL 3     LEVEL 3         2009         2009(A)
 Long-Term Bonds
    Asset-Backed Securities
      Credit Cards              $ (124,544)  $     --  $       --   $  567,175       $  45,658
    Corporate Bonds
      Commercial Services               --         --          --        5,720           5,720
      Diversified Financial
               Services           (303,331)        --          --           --              --
      Media                         (4,467)        --          --        4,881         (12,119)
      Retail                            --    296,921          --      280,885         (16,036)
    Loan Assignments &
          Participations
      Machinery                         --         --          --       19,566        (144,656)
    Mortgage-Backed Securities
      Commercial Mortgage
      Loans (Collateralized
      Mortgage Obligations)        (48,358)        --    (257,600)     716,447         (11,170)
 Common Stocks
    Aerospace & Defense             (3,789)        --          --           --              --
    Diversified Financial
          Services                      --         --          --            3              --
    Machinery                           --         --          --           43              43
    Media                               --         --          --           --              --
 Preferred Stocks
    Machinery                           --         --          --            1               1
    Real Estate Investment        (238,000)        --          --           --              --
 Warrants
    Airlines                            --         --          --           13              13
                                ----------   --------  ----------   ----------       ---------
 Total                           ($722,489)  $296,921   ($257,600)  $1,594,734       $(132,546)
                                ==========   ========  ==========   ==========       =========




(a) Includes "Net change in unrealized appreciation (depreciation) on investments" in the Statement of Operations.


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              31

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2009


ASSETS:
Investment in securities, at value
  (identified cost $658,557,502)     $ 664,264,449
Cash collateral on deposit at
  broker                                 5,880,440
Cash denominated in foreign
  currencies
  (identified cost $316,770)               314,181
Cash                                       126,237
Receivables:
  Dividends and interest                 4,189,903
  Investment securities sold             3,502,142
  Fund shares sold                         121,625
Other assets                                18,999
                                     -------------
     Total assets                      678,417,976
                                     -------------
LIABILITIES:
Payables:
  Investment securities purchased       12,169,649
  Variation margin on futures
     contracts                           1,544,666
  Manager (See Note 3)                     381,366
  Transfer agent (See Note 3)              374,641
  Fund shares redeemed                     256,583
  NYLIFE Distributors (See Note 3)         160,203
  Shareholder communication                146,414
  Professional fees                        135,647
  Custodian                                 43,521
  Trustees                                   2,111
Accrued expenses                            33,574
                                     -------------
     Total liabilities                  15,248,375
                                     -------------
Net assets                           $ 663,169,601
                                     =============
COMPOSITION OF NET ASSETS:
Share of beneficial interest
  outstanding
  (par value of $.01 per share)
  unlimited number of shares
  authorized                         $     476,617
Additional paid-in capital             788,183,352
                                     -------------
                                       788,659,969
Accumulated undistributed net
  investment income                         41,861
Accumulated net realized loss on
  investments, futures transactions
  and foreign currency transactions   (129,831,380)
Net unrealized appreciation on
  investments and futures contracts      4,291,819
Net unrealized appreciation on
  translation of other assets and
  liabilities in foreign currencies          7,332
                                     -------------
Net assets                           $ 663,169,601
                                     =============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $ 161,823,565
                                     =============
Shares of beneficial interest
  outstanding                           11,654,070
                                     =============
Net asset value per share
  outstanding                        $       13.89
Maximum sales charge (5.50% of
  offering price)                             0.81
                                     -------------
Maximum offering price per share
  outstanding                        $       14.70
                                     =============
CLASS A
Net assets applicable to
  outstanding shares                 $ 222,648,303
                                     =============
Shares of beneficial interest
  outstanding                           16,036,434
                                     =============
Net asset value per share
  outstanding                        $       13.88
Maximum sales charge (5.50% of
  offering price)                             0.81
                                     -------------
Maximum offering price per share
  outstanding                        $       14.69
                                     =============
CLASS B
Net assets applicable to
  outstanding shares                 $  79,742,262
                                     =============
Shares of beneficial interest
  outstanding                            5,722,535
                                     =============
Net asset value and offering price
  per share outstanding              $       13.93
                                     =============
CLASS C
Net assets applicable to
  outstanding shares                 $   9,621,980
                                     =============
Shares of beneficial interest
  outstanding                              691,421
                                     =============
Net asset value and offering price
  per share outstanding              $       13.92
                                     =============
CLASS I
Net assets applicable to
  outstanding shares                 $ 189,333,491
                                     =============
Shares of beneficial interest
  outstanding                           13,557,265
                                     =============
Net asset value and offering price
  per share outstanding              $       13.97
                                     =============






32    MainStay Income Builder Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2009


INVESTMENT INCOME:
INCOME:
  Interest                           $  9,425,688
  Dividends (a)                         5,081,756
                                     ------------
     Total income                      14,507,444
                                     ------------
EXPENSES:
  Manager (See Note 3)                  2,504,941
  Transfer agent--Investor Class
     (See Note 3)                         854,600
  Transfer agent--Class A (See Note
     3)                                   254,240
  Transfer agent--Classes B and C
     (See Note 3)                         423,853
  Transfer agent--Classes I, R1, R2
     and R3 (See Note 3)                      504
  Distribution/Service--Investor
     Class (See Note 3)                   340,982
  Distribution/Service--Class A
     (See Note 3)                         440,287
  Service--Class B (See Note 3)           163,918
  Service--Class C (See Note 3)             4,162
  Distribution--Class B (See Note
     3)                                   491,755
  Distribution--Class C (See Note
     3)                                    12,486
  Shareholder communication               241,767
  Professional fees                       240,759
  Custodian                                96,189
  Registration                             68,234
  Trustees                                 17,492
  Miscellaneous                            30,344
                                     ------------
     Total expenses before waiver       6,186,513
  Expense waiver from Manager (See
     Note 3)                             (702,446)
                                     ------------
     Net expenses                       5,484,067
                                     ------------
Net investment income                   9,023,377
                                     ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) on:
  Security transactions              $(48,297,831)
  Futures transactions                   (470,017)
  Foreign currency transactions           464,050
                                     ------------
Net realized loss on investments,
  futures transactions and foreign
  currency transactions               (48,303,798)
                                     ------------
Net change in unrealized
  appreciation (depreciation) on:
  Investments                          87,197,328
  Futures contracts                    (1,365,180)
  Translation of other assets and
     liabilities in foreign
     currencies                          (365,583)
                                     ------------
Net change in unrealized
  depreciation on investments,
  futures contracts and foreign
  currency transactions                85,466,565
                                     ------------
Net realized and unrealized gain on
  investments, futures transactions
  and foreign currency transactions    37,162,767
                                     ------------
Net increase in net assets
  resulting from operations          $ 46,186,144
                                     ============



(a) Dividends recorded net of foreign withholding taxes in the amount of $139,439.


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              33

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED OCTOBER 31, 2009 AND OCTOBER 31, 2008


                                       2009            2008
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income         $  9,023,377   $   9,755,644
 Net realized loss on
  investments, futures
  transactions, written
  option transactions and
  foreign currency
  transactions                  (48,303,798)    (26,328,632)
 Net change in unrealized
  appreciation (depreciation)
  on investments, futures
  contracts and foreign
  currency transactions          85,466,565    (152,262,837)
                               ----------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                     46,186,144    (168,835,825)
                               ----------------------------

Dividends and distributions to
 shareholders:
 From net investment income:
    Investor Class               (3,762,283)     (1,536,882)
    Class A                      (5,225,038)     (7,027,962)
    Class B                      (1,232,591)     (1,284,558)
    Class C                         (31,920)        (25,910)
    Class I                          (1,543)           (851)
                               ----------------------------
                                (10,253,375)     (9,876,163)
                               ----------------------------
 From net realized gain on
  investments:
    Class A                              --     (57,593,593)
    Class B                              --     (17,387,304)
    Class C                              --        (334,023)
    Class I                              --          (3,286)
                               ----------------------------
                                         --     (75,318,206)
                               ----------------------------
 Total dividends and
  distributions to
  shareholders                  (10,253,375)    (85,194,369)
                               ----------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                       $ 14,666,352   $  35,056,171
 Net asset value of shares
  issued in connection with
  the acquisition of MainStay
  Income Manager Fund           266,679,188              --
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions               9,981,914      83,343,876
 Cost of shares redeemed        (64,466,172)   (141,896,100)
                               ----------------------------
    Increase (decrease) in
     net assets derived from
     capital share
     transactions               226,861,282     (23,496,053)
                               ----------------------------
    Net increase (decrease)
     in net assets              262,794,051    (277,526,247)

NET ASSETS:
Beginning of year               400,375,550     677,901,797
                               ----------------------------
End of year                    $663,169,601   $ 400,375,550
                               ============================
Accumulated undistributed net
 investment income at end of
 year                          $     41,861   $     921,580
                               ============================






34    MainStay Income Builder Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank



                                                   mainstayinvestments.com    35

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                      INVESTOR CLASS
                                --------------------------
                                              FEBRUARY 28,
                                                 2008**
                                 YEAR ENDED      THROUGH
                                OCTOBER 31,    OCTOBER 31,

                                --------------------------
                                    2009          2008
Net asset value at beginning
  of period                       $  12.58      $  16.50
                                  --------      --------
Net investment income                 0.30 (a)      0.19 (a)
Net realized and unrealized
  gain (loss) on investments          1.36         (3.89)
Net realized and unrealized
  gain on foreign currency
  transactions                        0.00 ++       0.01
                                  --------      --------
Total from investment
  operations                          1.66         (3.69)
                                  --------      --------
Less dividends and
  distributions:
  From net investment income         (0.35)        (0.23)
  From net realized gain on
     investments                        --            --
                                  --------      --------
Total dividends and
  distributions                      (0.35)        (0.23)
                                  --------      --------
Net asset value at end of
  period                          $  13.89      $  12.58
                                  ========      ========
Total investment return (c)          13.57%       (22.65%)(f)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income               2.40%         1.84% ++
  Net expenses                        1.40%         1.29% ++
  Expenses (before
     waiver/reimbursement)            1.72%         1.50% ++
Portfolio turnover rate                182%(g)       101% (g)
Net assets at end of period
  (in 000's)                      $161,824      $136,858




                                                              CLASS B
                                ------------------------------------------------------------------
                                                      YEAR ENDED OCTOBER 31,

                                ------------------------------------------------------------------
                                  2009       2008       2007              2006              2005
Net asset value at beginning
  of period                     $ 12.61    $ 20.15    $  19.86          $  18.95          $  17.98
                                -------    -------    --------          --------          --------
Net investment income              0.21 (a)   0.18 (a)    0.21 (a)          0.11 (a)          0.07 (b)
Net realized and unrealized
  gain (loss) on investments       1.35      (5.28)       1.89              1.69 (e)          1.29
Net realized and unrealized
  gain on foreign currency
  transactions                     0.00 ++    0.01          --                --                --
                                -------    -------    --------          --------          --------
Total from investment
  operations                       1.56      (5.09)       2.10              1.80              1.36
                                -------    -------    --------          --------          --------
Less dividends and
  distributions:
  From net investment income      (0.24)     (0.18)      (0.21)            (0.12)            (0.06)
  From net realized gain on
     investments                     --      (2.27)      (1.60)            (0.77)            (0.33)
                                -------    -------    --------          --------          --------
Total dividends and
  distributions                   (0.24)     (2.45)      (1.81)            (0.89)            (0.39)
                                -------    -------    --------          --------          --------
Net asset value at end of
  period                        $ 13.93    $ 12.61    $  20.15          $  19.86          $  18.95
                                =======    =======    ========          ========          ========
Total investment return (c)       12.77%    (28.53%)     11.37%             9.74%(d)(e)       7.66%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income            1.65%      1.12%       1.06%             0.55%             0.35%(b)
  Net expenses                     2.14%      1.99%       1.94%             1.94%             1.94%
  Expenses (before
     waiver/reimbursement)         2.47%      2.15%       2.02%             2.09%(d)          2.06%
Portfolio turnover rate             182%(g)    101% (g)     68%               70%(g)            77%(g)
Net assets at end of period
  (in 000's)                    $79,742    $76,420    $156,346          $202,149          $665,908




**   Commencement of operations.
++   Annualized.
++   Less than one cent per share.
(a)  Per share data based on average shares outstanding during the period.
(b)  Net investment income includes $0.01 per share and there was no effect to the net income ratio, as a result of a special one time dividend from Microsoft
     Corp.
(c)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(d)  Includes nonrecurring reimbursements from the Manager for professional fees.
     The effect on total return was less than one-hundredth of a percent.
(e)  The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager's reimbursement of such losses was less than
     $0.01 per share on net realized gains on investments and the effect on total investment return was less than 0.02%, respectively.
(f)  Total return is not annualized.
(g)  The portfolio turnover rates not including mortgage dollar rolls were 151%,
     86%, 55% and 38% for the years ended October 31, 2009, 2008, 2006 and 2005, respectively.





36    MainStay Income Builder Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                               CLASS A
            ----------------------------------------------------------------------------



                                       YEAR ENDED OCTOBER 31,

            ----------------------------------------------------------------------------
               2009               2008               2007          2006          2005
             $  12.57           $  20.10           $  19.82      $  18.92       $ 17.96
             --------           --------           --------      --------       -------
                 0.33 (a)           0.32 (a)           0.35 (a)      0.27 (a)      0.21 (b)
                 1.36              (5.27)              1.88          1.67 (e)      1.29
                 0.00 ++            0.01                 --            --            --
             --------           --------           --------      --------       -------
                 1.69              (4.94)              2.23          1.94          1.50
             --------           --------           --------      --------       -------

                (0.38)             (0.32)             (0.35)        (0.27)        (0.21)
                   --              (2.27)             (1.60)        (0.77)        (0.33)
             --------           --------           --------      --------       -------
                (0.38)             (2.59)             (1.95)        (1.04)        (0.54)
             --------           --------           --------      --------       -------
             $  13.88           $  12.57           $  20.10      $  19.82       $ 18.92
             ========           ========           ========      ========       =======
                13.82%            (27.88%)            12.18%        10.53%(d)(e)   8.43%

                 2.60%              1.93%              1.81%         1.42%         1.10%(b)
                 1.20%              1.18%              1.19%         1.19%         1.19%
                 1.23%              1.26%              1.27%         1.34%(d)      1.31%
                  182%(g)            101%(g)             68%           70%(g)        77%(g)
             $222,648           $185,491           $518,547      $502,340       $98,180

                                               CLASS C
            ----------------------------------------------------------------------------
                                       YEAR ENDED OCTOBER 31,

            ----------------------------------------------------------------------------
               2009               2008               2007          2006          2005
             $  12.59           $  20.12           $  19.84      $  18.94       $ 17.98
             --------           --------           --------      --------       -------
                 0.22 (a)           0.18 (a)           0.21 (a)      0.12 (a)      0.07 (b)
                 1.35              (5.27)              1.88          1.67 (e)      1.28
                 0.00 ++            0.01                 --            --            --
             --------           --------           --------      --------       -------
                 1.57              (5.08)              2.09          1.79          1.35
             --------           --------           --------      --------       -------

                (0.24)             (0.18)             (0.21)        (0.12)        (0.06)
                   --              (2.27)             (1.60)        (0.77)        (0.33)
             --------           --------           --------      --------       -------
                (0.24)             (2.45)             (1.81)        (0.89)        (0.39)
             --------           --------           --------      --------       -------
             $  13.92           $  12.59           $  20.12      $  19.84       $ 18.94
             ========           ========           ========      ========       =======
                12.69%            (28.47%)            11.33%         9.69%(d)(e)   7.60%

                 1.67%              1.12%              1.06%         0.62%         0.35%(b)
                 2.17%              1.99%              1.94%         1.94%         1.94%
                 2.47%              2.15%              2.02%         2.09%(d)      2.06%
                  182%(g)            101%(g)             68%           70%(g)        77%(g)
             $  9,622           $  1,563           $  2,980      $  3,175       $ 3,854




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              37

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                            CLASS I
                                ---------------------------------------------------------------
                                                     YEAR ENDED OCTOBER 31,

                                ---------------------------------------------------------------
                                  2009        2008      2007             2006             2005
Net asset value at beginning
  of period                     $  12.65    $ 20.25    $19.90           $18.98           $17.92
                                --------    -------    ------           ------           ------
Net investment income               0.77 (a)   0.37 (a)  0.44 (a)         0.36 (a)         0.26 (b)
Net realized and unrealized
  gain (loss) on investments        0.97      (5.33)     1.93             1.69 (e)         1.42
Net realized and unrealized
  gain on foreign currency
  transactions                      0.00 ++    0.01        --               --               --
                                --------    -------    ------           ------           ------
Total from investment
  operations                        1.74      (4.95)     2.37             2.05             1.68
                                --------    -------    ------           ------           ------
Less dividends and
  distributions:
  From net investment income       (0.42)     (0.38)    (0.42)           (0.36)           (0.29)
  From net realized gain on
     investments                      --      (2.27)    (1.60)           (0.77)           (0.33)
                                --------    -------    ------           ------           ------
Total dividends and
  distributions                    (0.42)     (2.65)    (2.02)           (1.13)           (0.62)
                                --------    -------    ------           ------           ------
Net asset value at end of
  period                        $  13.97    $ 12.65    $20.25           $19.90           $18.98
                                ========    =======    ======           ======           ======
Total investment return (c)        14.14%    (27.60%)   12.65%           11.11%(d)(e)      9.51%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income             3.74%      2.31%     2.23%            1.86%            1.43%(b)
  Net expenses                      0.97%      0.79%     0.81%            0.74%            0.86%
  Expenses (before
     waiver/reimbursement)          0.97%      0.97%     0.93%            0.89%(d)         0.98%
Portfolio turnover rate              182%(g)    101%(g)    68%              70%(g)           77%(g)
Net assets at end of period
  (in 000's)                    $189,333    $    43    $   29           $   13           $    7




++   Less than one cent per share.
(a)  Per share data based on average shares outstanding during the period.
(b)  Net investment income includes $0.01 per share and there was no effect to the net income ratio, as a result of a special one time dividend from Microsoft
     Corp.
(c)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(d)  Includes nonrecurring reimbursements from the Manager for professional fees.
     The effect on total return was less than one-hundredth of a percent.
(e)  The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager's reimbursement of such losses was less than
     $0.01 per share on net realized gains on investments and the effect on total investment return was less than 0.02%, respectively.
(g)  The portfolio turnover rates not including mortgage dollar rolls were 151%,
     86%, 55% and 38% for the years ended October 31, 2009, 2008, 2006 and 2005, respectively.





38    MainStay Income Builder Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of fourteen funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay Income Builder Fund (the "Fund"), a diversified fund. Effective October 16, 2009, the Fund changed its name from MainStay Total Return Fund, a diversified fund.

The Fund currently offers five classes of shares. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on December 29, 1987. Class C shares commenced operations on September 1, 1998. Class I shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008.

Investor Class and Class A shares are offered at net asset value ("NAV") per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered at NAV without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and a 1.00% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and bear the same conditions except that Class B and Class C shares are subject to higher distribution and service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution or service fee.

The Fund's investment objective is to realize current income consistent with reasonable opportunity for future growth of capital and income.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Debt securities are valued at prices supplied by a pricing agent or broker selected by the Fund's Manager (as defined in Note 3(A)) in consultation with the Fund's Subadvisor, if any (as defined in Note 3(A)), whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund's Manager, in consultation with the Fund's Subadvisor, if any, to be representative of market values, at the regular close of trading of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").

Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Options contracts are valued at the last posted settlement price on the market where such options are principally traded. Investments in other mutual funds are valued at their NAVs as of the close of the New York Stock Exchange on the valuation date. Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from a pricing service. The Trust has engaged an independent pricing service to provide market value quotations from dealers in loans.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less ("short-term investments") are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board of Trustees to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided,




                                                   mainstayinvestments.com    39
does not, in the opinion of the Fund's Manager or Subadvisor, as defined in Note 3(A), reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At October 31, 2009, the Fund held securities with a value of $1,594,734 that were valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund's NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor, as defined in Note 3(A), conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund's Board of Trustees, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. Additionally, international equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund's policies and procedures. At October 31, 2009, foreign securities held by the Fund were not fair valued.

"Fair Value" is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

- Level 1--quoted prices in active markets for identical investments

- Level 2--other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

- Level 3--significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of October 31, 2009, for the Fund's investments is included at the end of the Fund's Portfolio of Investments.

The valuation techniques used by the Fund to measure fair value during the year ended October 31, 2009, maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund may have utilized some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets. For the year ended October 31, 2009, there have been no changes to the fair value methodologies.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor, if any, as defined might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring a Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board of Trustees, the Manager or Subadvisor, if any, determines the liquidity of a Fund's investments; in doing so, the Manager or Subadvisor, if any, may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers, (3) the dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued in such manner, as the Board of Trustees in good faith deems appropriate to reflect their fair market value.



40    MainStay Income Builder Fund

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code") applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are generally withheld at the source.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is "more likely than not" to be sustained assuming examination by taxing authorities. Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Fund's financial statements. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income quarterly and distributions of net realized capital and currency gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at NAV, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage-backed securities. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than short-term investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative NAV on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) PURCHASED AND WRITTEN OPTIONS. The Fund may write covered call and put options on its portfolio securities or foreign currencies. These securities are subject to equity price risk and interest rate risk in the normal course of investing in these transactions. Premiums received are recorded as assets, and the market value of the written options are recorded as liabilities. The liabilities are subsequently adjusted and unrealized appreciation or depreciation is recorded to reflect the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or are cancelled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, in exchange for the premium, the Fund foregoes the opportunity for capital appreciation above the exercise price should the price of the underlying security or foreign currency increase. The Fund, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security or foreign currency below the exercise price. A call option may be covered by the call writer's owning the underlying security throughout the option period. A call option may also be covered by the call writer's maintaining liquid assets valued at greater than the exercise price of the call written. When writing a covered call option, the Fund, in return for the premium on the option, gives up the opportunity to profit from a price increase in the underlying securities above the exercise price. However, as long as the obligation as the writer continues, the Fund has retained the risk of loss should the

                                                   mainstayinvestments.com    41
price of the underlying security decline. After writing a put option, the Fund may incur risk exposure equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of the option. The Fund writes covered call options to try to realize greater return on the sale of a stock. The Fund writes put options to help protect against unanticipated adverse developments.

The Fund may purchase call and put options on its portfolio securities or foreign currencies. The Fund may purchase call options to protect against an increase in the price of the security or foreign currency it anticipates purchasing. The Fund may purchase put options on its securities or foreign currencies to protect against a decline in the value of the security or foreign currency or to close out covered written put positions. The Fund may also purchase options to seek to enhance returns. Risks may arise from an imperfect correlation between the change in market value of the securities or foreign currencies held by the Fund and the prices of options relating to the securities or foreign currencies purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum risk exposure for any purchased option is limited to the premium initially paid for the option. The Fund did not invest in written options during the year ended October 31, 2009.

(H) REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor, if any, to be creditworthy, pursuant to guidelines established by the Fund's Board of Trustees. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(I) LOAN ASSIGNMENTS, PARTICIPATIONS AND COMMITMENTS. The Fund invests in loan assignments and loan participations. Loan assignments and participations ("loans") are agreements to make money available (a "commitment") to a borrower in a specified amount, at a specified rate and within a specified time. Such loans are typically senior, secured and collateralized in nature. The Fund records an investment when the borrower withdraws money and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate ("LIBOR").

The loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

The Fund assumes the credit risk of the borrower, the selling participant and any other persons interpositioned between the Fund and the borrower ("intermediate participants"). In the event that the borrower, selling participant or intermediate participants become insolvent or enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. These unfunded amounts are marked to market and recorded in the Statement of Assets and Liabilities. At October 31, 2009, the Fund had no unfunded commitments.

(J) FUTURES CONTRACTS. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (i.e., foreign currency, interest rate, security, or securities index.) The Fund is subject to equity price risk and interest rate risk in the normal course of investing in these transactions. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin". When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the


42    MainStay Income Builder Fund
underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. The Fund invests in futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Fund's investment in futures contracts and other derivatives may increase the volatility of the Fund's NAV and may result in a loss to the Fund.

(K) FOREIGN CURRENCY FORWARD CONTRACTS. The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell currencies of different countries on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. Cash movement occurs on settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into foreign currency forward contracts to reduce currency risk versus the benchmark or for trade settlement.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. While a Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund's assets. Moreover, there may be an imperfect correlation between the Fund's holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation on forward contracts reflects the Fund's exposure at valuation date to credit loss in the event of a counterparty's failure to perform its obligations. (See Note 5.)

(L) FOREIGN CURRENCY TRANSACTIONS. The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities--at the valuation date, and

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(M) MORTGAGE DOLLAR ROLLS. The Fund may enter into mortgage dollar roll ("MDR") transactions in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. MDRs may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

(N) SECURITIES LENDING. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State

                                                   mainstayinvestments.com    43

Street Bank and Trust Company ("State Street"). State Street will manage the Fund's cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund's portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to borrower's inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or retain a portion of interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate.

(O) RESTRICTED SECURITIES. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933. The Fund may not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expenses and it may be difficult to obtain a prompt sale at an acceptable price.

(P) CONCENTRATION OF RISK. The Fund invests in high-yield securities (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium--a high interest rate or yield--because of the increased risk of loss. These securities can also be subject to greater price volatility.

The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

The Fund invests in floating rate loans. The floating rate loans in which the Fund principally invests are usually rated less than investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a higher interest rate because of the increased risk of loss. Although certain floating rate loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the Fund's NAV could go down and you could lose money.

(Q) INDEMNIFICATIONS. Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.



44    MainStay Income Builder Fund

(R) QUANTITATIVE DISCLOSURE OF DERIVATIVE HOLDINGS. The following tables show additional disclosures about the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

Fair Value of Derivatives as of October 31, 2009

ASSET DERIVATIVES

                                             STATEMENT OF      FOREIGN                  INTEREST
                                                  ASSETS      EXCHANGE       EQUITY         RATE
                                          AND LIABILITIES    CONTRACTS    CONTRACTS    CONTRACTS
                                                 LOCATION         RISK         RISK         RISK       TOTAL
                                   Net Assets--Unrealized
                          appreciation on investments and
Futures Contracts (a)                   futures contracts        $  --     $     --     $529,470    $529,470
Warrants               Investment in securities, at value           --      156,523           --     156,523
                                                             -----------------------------------------------
Total Fair Value                                                   $--     $156,523     $529,470    $685,993
                                                             ===============================================



(a) Includes cumulative appreciation (depreciation) of futures contracts as reported in Portfolio of Investments. Only current day's variation margin is reported within the Statement of Assets & Liabilities.

LIABILITY DERIVATIVES

                                            STATEMENT OF      FOREIGN                   INTEREST
                                                  ASSETS     EXCHANGE        EQUITY         RATE
                                         AND LIABILITIES    CONTRACTS     CONTRACTS    CONTRACTS
                                                LOCATION         RISK          RISK         RISK          TOTAL
                                  Net Assets--Unrealized
                         appreciation on investments and
Futures Contracts (a)                  futures contracts     $     --    $1,786,613    $(108,037)   $(1,894,650)
                                                            ---------------------------------------------------
Total Fair Value                                                  $--    $1,786,613    $(108,037)   $(1,894,650)
                                                            ===================================================



(a) Includes cumulative appreciation (depreciation) of futures contracts as reported in Portfolio of Investments. Only current day's variation margin is reported within the Statement of Assets & Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2009.

REALIZED GAIN (LOSS)

                                                                  FOREIGN                  INTEREST
                                                STATEMENT OF     EXCHANGE       EQUITY         RATE
                                                  OPERATIONS    CONTRACTS    CONTRACTS    CONTRACTS
                                                    LOCATION         RISK         RISK         RISK        TOTAL
                                 Net realized gain (loss) on
Purchased Options                      security transactions     $     --     $221,995    $      --    $ 221,995
                                 Net realized gain (loss) on
Rights                                 security transactions           --      (81,637)          --      (81,637)
                                 Net realized gain (loss) on
Warrants                               security transactions           --      (27,504)          --      (27,504)
                                 Net realized gain (loss) on
Futures Contracts                       futures transactions           --           --     (470,017)    (470,017)
                                 Net realized gain (loss) on
                                            foreign currency
Forward Contracts                               transactions      436,668           --           --      436,668
                                                                ------------------------------------------------
Total Realized Gain (Loss)                                       $436,668     $112,854    $(470,017)   $  79,505
                                                                ================================================





                                                   mainstayinvestments.com    45

CHANGE IN APPRECIATION (DEPRECIATION)

                                                     FOREIGN                    INTEREST
                                   STATEMENT OF     EXCHANGE         EQUITY         RATE
                                     OPERATIONS    CONTRACTS      CONTRACTS    CONTRACTS
                                       LOCATION         RISK           RISK         RISK         TOTAL
                                  Net change in
                                     unrealized
                                   appreciation
                                 (depreciation)
                                    on security
Warrants                           transactions    $      --    $    50,115     $     --   $    50,115
                                  Net change in
                                     unrealized
                                   appreciation
                                 (depreciation)
Futures Contracts          on futures contracts           --     (1,786,613)     421,433    (1,365,180)
                                  Net change in
                                     unrealized
                                   appreciation
                                 (depreciation)
                        on translation of other
                         assets and liabilities
                                             in
Forward Contracts            foreign currencies     (404,096)            --           --      (404,096)
                                                   ---------------------------------------------------
Total Change in
  Appreciation
  (Depreciation)                                   $(404,096)   $(1,736,498)    $421,433   $(1,719,161)
                                                   ===================================================



NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OR SHARES/UNITS (1)

                                                    FOREIGN                            INTEREST
                                                   EXCHANGE              EQUITY            RATE
                                                  CONTRACTS           CONTRACTS       CONTRACTS
                                                       RISK                RISK            RISK                TOTAL
Purchased Options (2)                                    --             177,533              --              177,533
Rights (2)                                               --              29,914              --               29,914
Warrants (2)                                             --              29,935              --               29,935
Futures Contracts Long (2)                               --                  --              --                   --
Futures Contracts Short (2)                              --                  --              --                   --
Forward Long Contracts (3)                      $ 3,086,331                  --              --          $ 3,086,331
Forward Contracts Short (3)                     $(2,489,073)                 --              --          $(2,489,073)



(1) Amount disclosed represents the weighted average held during the twelve-month period.

(2) Amount(s) represent(s) number of contracts or number of shares/units.

(3) Amount(s) represent(s) notional amount.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("New York Life Investments" or "Manager"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC ("Mackay Shields" or "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the fixed-income portion of the Fund and is responsible for the overall asset allocation decision of the Fund are the day-to-day portfolio management of the fixed-income portion of the Fund as well as the overall asset allocation decisions of the Fund. On June 23, 2009, at a meeting of the Board of Trustees of the Fund ("Board"), the Board approved the termination of the Subadvisory Agreement between the Manager and Mackay Shields for the equity portion of the Fund, effective at the opening of the U.S. financial markets on June 29, 2009. Epoch Investment Partners, Inc. ("Epoch" or "Subadvisor"), a registered investment advisor, now serves as Subadvisor to the equity portion of the Fund and is responsible for the day-to-day portfolio management of the equity portion of the Fund. Pursuant to the terms of Amended and Restated Subadvisory Agreements ("Subadvisory Agreements") between New York Life Investments and the Subadvisor, New York Life Investments pays for the services of the Subadvisors.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the


46    MainStay Income Builder Fund

Fund's average daily net assets as follows: 0.64% on assets up to $500 million, 0.60% on assets from $500 million to $1 billion and 0.575% on assets in excess of $1 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate accounting agreement.

Prior to August 1, 2009, New York Life Investments had entered into a written expense limitation agreement under which it agreed to waive a portion of the management fee or reimburse expenses to the extent necessary to ensure that the total ordinary operating expenses of the appropriate class of shares (total ordinary operating expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage, other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests) did not exceed the following percentages of average daily net assets: Investor Class, 1.29%; Class A, 1.16%; Class B, 2.04%; Class C, 2.04%; and Class I, 0.79%.

For the year ended October 31, 2009, New York Life Investments earned fees from the Fund in the amount of $2,504,941 and waived its fees in the amount of $702,446.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has entered into a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Class B and Class C shares of the Fund pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at an annual rate of 0.25% of the average daily NAV of the Class B and Class C shares of the Fund. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $14,111 and $5,207, respectively, for the year ended October 31, 2009. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $236, $88,210 and $177, respectively, for the year ended October 31, 2009.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("MainStay Investments"), an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MainStay Investments has entered into an agreement with Boston Financial Data Services, Inc. pursuant to which it performs certain services for which MainStay Investments is responsible. Transfer agent expenses incurred by the Fund for the year ended October 31, 2009, amounted to $1,533,197.

(E) MINIMUM BALANCE FEE. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a minimum balance fee on certain types of accounts. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20. These fees are included in transfer agent fees shown on the Statement of Operations.

(F) CAPITAL. At October 31, 2009, New York Life and its affiliates held beneficially shares of the Fund with the following values and percentages of net assets as follows:

Class A                        $   144,547     0.1%
--------------------------------------------------
Class B                              1,118     0.0++
--------------------------------------------------
Class C                              1,386     0.0++
--------------------------------------------------
Class I                         69,933,936    36.9
--------------------------------------------------



++ Less than one-tenth of a percent.

(G) OTHER. Pursuant to the Management Agreement, a portion of the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments is payable directly by the Fund. For the year ended October 31, 2009, these fees, which are included in professional fees shown on the Statement of Operations, were $18,286.


                                                   mainstayinvestments.com    47

NOTE 4--FEDERAL INCOME TAX:

As of October 31, 2009, the components of accumulated gain (loss) on a tax basis were as follows:

                ACCUMULATED          OTHER         UNREALIZED          TOTAL
 ORDINARY    CAPITAL AND OTHER     TEMPORARY      APPRECIATION      ACCUMULATED
  INCOME        GAIN (LOSS)       DIFFERENCES    (DEPRECIATION)     GAIN (LOSS)
 $166,291      $(128,624,359)       $(94,393)      $3,062,093      $(125,490,368)
--------------------------------------------------------------------------------



The difference between book-basis and tax basis unrealized appreciation is primarily due to wash sales deferrals and mark to market on forward contracts.

The other temporary differences are primarily due to defaulted bond interest.

The following table discloses the current year reclassifications between accumulated distributions in excess of net investment income and accumulated net realized gain on investments arising from permanent differences; net assets at October 31, 2009 are not affected.

   ACCUMULATED       ACCUMULATED
  UNDISTRIBUTED     NET REALIZED     ADDITIONAL
 NET INVESTMENT    GAIN (LOSS) ON      PAID-IN
  INCOME (LOSS)      INVESTMENTS       CAPITAL
    $350,279         $(1,486,015)    $1,135,736
-----------------------------------------------



The reclassifications for the Fund are primarily due to foreign currency gain
(loss), distribution redesignations and wash sales from the MainStay Income Manager Fund (See Note 10).

At October 31, 2009, for federal income tax purposes, capital loss carryforwards of $128,624,359 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. The fund acquired $53,174,124 of capital losses in its reorganization with the MainStay Income Manager Fund; use of these losses may be limited due to the provisions of IRC Section 382. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

   CAPITAL LOSS        CAPITAL LOSS
AVAILABLE THROUGH    AMOUNTS (000'S)
       2015              $ 31,135

       2016                47,073

       2017                50,416
------------------------------------

      Total              $128,624
------------------------------------



The tax character of distributions paid during the years ended October 31, 2009 and October 31, 2008, shown in the Statement of Changes in Net Assets, was as follows:

                                   2009          2008
Distributions paid from:
  Ordinary Income           $10,253,375   $25,007,697
  Long-Term Capital Gains            --    60,186,672
-----------------------------------------------------
Total                       $10,253,375   $85,194,369
-----------------------------------------------------



NOTE 5--FOREIGN CURRENCY TRANSACTIONS:

As of October 31, 2009, the Fund held the following foreign currencies:

                                                       CURRENCY               COST              VALUE
Canadian Dollar                                    CAD   49,948         USD 46,321         USD 46,160
-----------------------------------------------------------------------------------------------------
Euro                                               EUR  101,874            152,801            149,922
-----------------------------------------------------------------------------------------------------
Hong Kong Dollar                                   HKD    3,500                452                452
-----------------------------------------------------------------------------------------------------
Japanese Yen                                     JPY  1,184,354             13,119             13,157
-----------------------------------------------------------------------------------------------------
Pound Sterling                                     GBP   57,777             94,407             94,827
-----------------------------------------------------------------------------------------------------
Singapore Dollar                                   SGD    4,043              2,850              2,885
-----------------------------------------------------------------------------------------------------
Swiss Franc                                        CHF    6,954              6,820              6,778
-----------------------------------------------------------------------------------------------------
Total                                                                 USD  316,770       USD  314,181
-----------------------------------------------------------------------------------------------------



NOTE 6--CUSTODIAN:

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 7--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests.



48    MainStay Income Builder Fund

Effective September 2, 2009, the line of credit was reduced from $160,000,000 to $125,000,000 and the commitment fee rate was increased from an annual rate of 0.08% to an annual rate of 0.10% of the average commitment amount, plus a 0.04% up-front payment payable, regardless of usage, to The Bank of New York Mellon, which serves as agent to the syndicate. The commitment fee and upfront payment are allocated among the Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month LIBOR rate, whichever is higher. There were no borrowings made or outstanding with respect to the Fund on the line of credit during the year ended October 31, 2009.

NOTE 8--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended October 31, 2009, purchases and sales of U.S. Government securities were $199,514 and $283,211, respectively. Purchases and sales of securities, other than U.S. Government securities and short-term securities, were $457,594 and $415,349, respectively.

NOTE 9--CAPITAL SHARE TRANSACTIONS:

 INVESTOR CLASS                 SHARES         AMOUNT
Year ended October 31,
  2009:
Shares sold                      242,005   $   3,023,144
Shares issued in connection
  with the acquisition of
  MainStay Income Manager
  Fund                         1,097,321      15,304,886
Shares issued to
  shareholders in
  reinvestment of dividends      294,290       3,729,724
Shares redeemed               (1,533,799)    (19,165,714)
                             ---------------------------
Net increase in shares
  outstanding before
  conversion                      99,817       2,892,040
Shares converted into
  Investor Class (See Note
  1)                             941,486      11,555,184
Shares converted from
  Investor Class (See Note
  1)                            (270,255)     (3,666,254)
                             ---------------------------
Net increase                     771,048   $  10,780,970
                             ===========================
Period ended October 31, 2008 (a):
Shares sold                      812,726   $  13,346,743
Shares issued to
  shareholders in
  reinvestment of dividends       98,985       1,524,092
Shares redeemed               (1,186,163)    (18,231,948)
                             ---------------------------
Net decrease in shares
  outstanding before
  conversion                    (274,452)     (3,361,113)
Shares converted into
  Investor Class (See Note
  1)                          11,508,599     182,668,353
Shares converted from
  Investor Class (See Note
  1)                            (351,125)     (5,287,886)
                             ---------------------------
Net increase                  10,883,022   $ 174,019,354
                             ===========================

(a) Investor Class shares were first offered on February
    28, 2008.


 CLASS A                          SHARES          AMOUNT
Year ended October 31,
  2009:
Shares sold                      504,555   $   6,329,236
Shares issued in connection
  with the acquisition of
  MainStay Income Manager
  Fund                         2,609,124      36,385,533
Shares issued to
  shareholders in
  reinvestment of dividends      394,482       5,006,163
Shares redeemed               (2,577,635)    (32,282,652)
                             ---------------------------
Net increase in shares
  outstanding before
  conversion                     930,526      15,438,280
Shares converted into Class
  A (See Note 1)                 635,513       8,236,154
Shares converted from Class
  A (See Note 1)                (281,191)     (3,456,525)
                             ---------------------------
Net increase                   1,284,848   $  20,217,909
                             ===========================
Year ended October 31,
  2008:
Shares sold                      817,366   $  13,368,766
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions            3,641,886      63,129,156
Shares redeemed               (5,860,026)    (94,803,883)
                             ---------------------------
Net decrease in shares
  outstanding before
  conversion                  (1,400,774)    (18,305,961)
Shares converted into Class
  A (See Note 1)               1,366,368      22,037,642
Shares converted from Class
  A (See Note 1)             (11,009,287)   (174,764,780)
                             ---------------------------
Net decrease                 (11,043,693)  $(171,033,099)
                             ===========================

 CLASS B                          SHARES          AMOUNT
Year ended October 31,
  2009:
Shares sold                      378,313   $   4,744,010
Shares issued in connection
  with the acquisition of
  MainStay Income Manager
  Fund                         1,219,526      17,070,676
Shares issued to
  shareholders in
  reinvestment of dividends       96,269       1,216,560
Shares redeemed               (1,008,696)    (12,550,150)
                             ---------------------------
Net increase in shares
  outstanding before
  conversion                     685,412      10,481,096
Shares converted from Class
  B (See Note 1)              (1,023,431)    (12,668,559)
                             ---------------------------
Net decrease                    (338,019)  $  (2,187,463)
                             ===========================
Year ended October 31,
  2008:
Shares sold                      494,833   $   8,022,766
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions            1,053,710      18,349,323
Shares redeemed               (1,737,249)    (27,903,471)
                             ---------------------------
Net decrease in shares
  outstanding before
  conversion                    (188,706)     (1,531,382)
Shares converted from Class
  B (See Note 1)              (1,511,398)    (24,653,329)
                             ---------------------------
Net decrease                  (1,700,104)  $ (26,184,711)
                             ===========================


                                                   mainstayinvestments.com    49

 CLASS C                          SHARES          AMOUNT
Year ended October 31,
  2009:
Shares sold                       35,299   $     459,828
Shares issued in connection
  with the acquisition of
  MainStay Income Manager
  Fund                           557,265       7,790,170
Shares issued to
  shareholders in
  reinvestment of dividends        2,214          28,356
Shares redeemed                  (27,458)       (348,595)
                             ---------------------------
Net increase                     567,320   $   7,929,759
                             ===========================
Year ended October 31,
  2008:
Shares sold                       17,357   $     287,090
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions               19,392         337,256
Shares redeemed                  (60,742)       (954,093)
                             ---------------------------
Net decrease                     (23,993)  $    (329,747)
                             ===========================

 CLASS I                          SHARES          AMOUNT
Year ended October 31,
  2009:
Shares sold                        7,904   $     110,134
Shares issued in connection
  with the acquisition of
  MainStay Income Manager
  Fund                        13,554,329     190,127,923
Shares issued to
  shareholders in
  reinvestment of dividends           87           1,111
Shares redeemed                   (8,480)       (119,061)
                             ---------------------------
Net increase                  13,553,840   $ 190,120,107
                             ===========================
Year ended October 31,
  2008:
Shares sold                        1,948   $      30,806
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions                  237           4,049
Shares redeemed                     (174)         (2,705)
                             ---------------------------
Net increase                       2,011   $      32,150
                             ===========================




NOTE 10--FUND ACQUISITION:

At a meeting held on June 23, 2009, the Board of Trustees approved a plan of reorganization whereby the Fund would acquire the assets, including the investments, and assume the liabilities of MainStay Income Manager Fund, a series of Eclipse Funds Inc. Shareholders of MainStay Income Manager Fund approved this reorganization on October 16, 2009, which was then completed on October 28, 2009. The aggregate net assets of the Fund immediately before the acquisition were $399,978,528 and the combined net assets after the acquisition were $666,657,716.

The acquisition was accomplished by a tax-free exchange of the following:

                                  SHARES          VALUE
MAINSTAY INCOME MANAGER FUND
-------------------------------------------------------
  Investor Class               1,391,480   $ 15,304,886
-------------------------------------------------------
  Class A                      3,311,840     36,385,533
-------------------------------------------------------
  Class B                      1,572,885     17,070,676
-------------------------------------------------------
  Class C                        717,340      7,790,170
-------------------------------------------------------
  Class I                     17,166,377    190,127,923
-------------------------------------------------------



In exchange for the MainStay Income Manager Fund shares and net assets, the Fund issued 1,097,321 Investor Class Shares; 2,609,124 Class A shares; 1,219,526 Class B shares; 557,265 Class C shares and 13,554,329 Class I shares.

MainStay Income Manager Fund's net assets after adjustments for any permanent book-to-tax differences at the acquisition date were as follows, which include the following amounts of capital stock, unrealized depreciation, accumulated net realized loss and undistributed net investment loss:

                                                                                                    DISTRIBUTIONS
                                                                                     ACCUMULATED     IN EXCESS OF
                                          TOTAL NET        CAPITAL     UNREALIZED   NET REALIZED   NET INVESTMENT
                                             ASSETS          STOCK   DEPRECIATION           LOSS           INCOME
MainStay Income Manager Fund           $266,679,188   $321,505,238      $(496,554)  $(54,299,460)        $(30,036)
-----------------------------------------------------------------------------------------------------------------



In December 2007, the Financial Accounting Standards Board issued Accounting Standards Codification (ASC) 805 (formerly FAS 141R Business Combinations), which requires the following disclosures by the acquirer, among other things, when a transaction or other event meets the definition of a business combination:

- The identification of the acquiree

- Recognizing and measuring identifiable assets acquired and liabilities assumed, at the acquisition date, generally at their fair values

- Disclosure, by the acquirer, of information that enables users of its financial statements to evaluate the nature and financial effect of a business combination that occurs during the current reporting period



50    MainStay Income Builder Fund

ASC 805 requires prospective application to business combinations for which the acquisition date occurs in an annual reporting period beginning on or after December 15, 2008.

In accordance with ASC 805, for financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from MainStay Income Manager Fund was carried forward to align ongoing reporting of the Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

ASC 805 will require disclosure in the semi-annual report as of April 30, 2010, and in the annual report as of October 31, 2010, of the Fund's pro-forma results of operations, including net investment income, net gain (loss) on investments and net increase (decrease) in net assets resulting from operations, assuming the acquisition had been completed on November 1, 2009, the beginning of the annual reporting period of the Fund, through the end of the applicable reporting period.

ASC 805 also requires the Fund to report, if practicable, the amounts of revenue and earnings of the acquiree since the acquisition date included in the combined entity's income statement for the reporting period. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the MainStay Income Manager Fund that will be included in the Fund's Statement of Operations since November 24, 2009.

NOTE 11--OTHER MATTERS:

On May 27, 2009, New York Life Investments settled charges by the Securities and Exchange Commission ("SEC") relating to the MainStay Equity Index Fund (the "Equity Index Fund"), an S&P 500 index fund created in 1990 and sold through January 1, 2002, at which time it was closed to new investors and new investments. The Equity Index Fund is a series of the Trust and is managed by New York Life Investments. The settlement relates to the period from March 12, 2002 through June 30, 2004, during which time the SEC alleged that New York Life Investments failed to provide the Equity Index Fund's board with information necessary to evaluate the cost of a guarantee provided to shareholders of the Equity Index Fund, and that prospectus and other disclosures misrepresented that there was no charge to the Equity Index Fund or its shareholders for the guarantee. New York Life Investments, without admitting or denying the allegations, consented to the entry of an administrative cease and desist order finding violations of Sections 15(c) and 34(b) of the 1940 Act, Section 206(2) of the Investment Advisers Act of 1940, as amended, and requiring a civil penalty of $800,000, disgorgement of $3,950,075 (which represents a portion of its management fees relating to the Equity Index Fund for the relevant period) as well as interest of $1,350,709. These amounts, totaling approximately $6.101 million, are being distributed to shareholders who held shares of the Equity Index Fund between March 2002 and June 2004, without any material financial impact to New York Life Investments.

NOTE 12--SUBSEQUENT EVENTS:

In connection with the preparation of the financial statements of the Fund as of and for the fiscal year ended October 31, 2009, events and transactions subsequent to October 31, 2009 through December 23, 2009, the date the financial statements were issued, have been evaluated by the Fund's management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.


                                                   mainstayinvestments.com    51

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Income Builder Fund (formerly, the MainStay Total Return Fund) ("the Fund"), one of the funds constituting The MainStay Funds, as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Income Builder Fund (formerly, the MainStay Total Return Fund) of The MainStay Funds as of October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

                                  /s/ KPMG LLP

Philadelphia, Pennsylvania
December 23, 2009



52    MainStay Income Builder Fund

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENTS (UNAUDITED)

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") requires that each mutual fund's board of trustees, including a majority of trustees who are not "interested persons" of the fund, as defined in the 1940 Act ("Independent Trustees"), annually review and approve the fund's investment advisory agreements. At its June 17-18, 2009 meeting, the Board of Directors/Trustees of the MainStay Group of Funds ("Board") unanimously approved the Management Agreement between the MainStay Total Return Fund, subsequently renamed the MainStay Income Builder Fund ("Fund"), and New York Life Investment Management LLC ("New York Life Investments"), and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC ("MacKay Shields") on behalf of the Fund.

Separately, on June 23, 2009, the Board approved New York Life Investments' recommendation to engage Epoch Investment Partners, Inc. ("Epoch") as the co-subadviser to the Fund along with MacKay Shields, with Epoch managing the equity component of the Fund, and MacKay Shields (together with Epoch, the "Subadvisers") continuing to manage the fixed income component of the Fund. The Board approved Epoch as subadviser of the Fund in accordance with a "manager of managers" exemptive order from the Securities and Exchange Commission ("SEC"), which allows New York Life Investments to engage certain new subadvisers for the Fund with Board approval, but without the approval of Fund shareholders. In approving the subadvisory agreement with Epoch ("New Subadvisory Agreement"),(1) the Board took into account that the shareholders of the Fund would not be asked to vote on the New Subadvisory Agreement. In addition, the Board approved New York Life Investments' proposal to reorganize the MainStay Income Manager Fund with and into the Fund and to change the name of the Fund. In determining to approve these actions, the Board took several factors into account, including the fact that the actions would be part of a larger initiative designed to reposition, rationalize and streamline the MainStay Group of Funds to reduce duplication among funds, strengthen the overall fund lineup, and offer funds with more significant asset levels.

In reaching its decisions to approve the Agreements, other than the New Subadvisory Agreement, the Board considered information prepared specifically in connection with the contract review process that took place at various meetings between December 2008 and June 2009, as well as information furnished to it throughout the year at regular and special Board meetings. Information requested by and provided to the Board specifically in connection with the contract review process included, among other things, reports on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting LLC ("Strategic Insight"), an independent third-party service provider engaged by the Board to report objectively on the Fund's investment performance, management and subadvisory fees and ordinary operating expenses. The Board also requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including MacKay Shields as subadviser to the Fund, and responses to several comprehensive lists of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board. Information provided to the Board at its meetings throughout the year included, among other things, detailed investment analytics reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received throughout the year, among other things, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In reaching its decision to approve the New Subadvisory Agreement, the Board considered information furnished to the Board that was prepared specifically in connection with a special contract review process that took place at various meetings of the Board and its Committees between April 2009 and June 2009. Information provided to the Board in connection with the special contract review process included information from New York Life Investments concerning the reorganizations of several of the MainStay Funds to which Epoch was proposed to serve as subadviser, including the Fund. The Board also considered information regarding New York Life Investments' larger fund rationalization initiatives, and the information regarding the nature and depth of New York Life Investments' relationships with Epoch. The Board further considered responses from Epoch to a comprehensive list of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board.

In determining to approve the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services to be provided to the Fund by New York Life Investments and the Subadvisers; (ii) the investment performance of the Fund, New York Life Investments and MacKay Shields as subadviser to the Fund (and with respect to Epoch, the historical investment performance of similar portfolios managed by Epoch); (iii) the costs of the services to be provided, and profits to be realized, by New York Life Investments and its affiliates, including MacKay Shields, from their relationship with the Fund (and with respect to

----------
(1) The New Subadvisory Agreement with Epoch and the Subadvisory Agreement with MacKay Shields may be referred to herein as the "Subadvisory Agreements" and all of the agreements described herein may be referred to as the "Agreements."

                                                   mainstayinvestments.com    53

Epoch, the anticipated costs of the services to be provided, and the profits expected to be realized, by Epoch); (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund's management and subadvisory fee levels and overall total ordinary operating expenses, particularly as compared to similar funds and portfolios.

While individual members of the Board may have weighed certain factors differently, the Board's decisions to approve the Agreements were based on a comprehensive consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review processes. The Board's conclusions with respect to the Agreements also were based, in part, on the Board's consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, and that the Fund's shareholders, having had the opportunity to consider alternative investment products and services, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board's decisions to approve the Agreements is provided below.

NATURE, EXTENT AND QUALITY OF SERVICES TO BE PROVIDED BY NEW YORK LIFE INVESTMENTS AND EACH SUBADVISER

In considering the approval of the Agreements, the Board examined the nature, extent and quality of the services that New York Life Investments proposed to provide to the Fund. The Board evaluated New York Life Investments' experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing affiliated and non-affiliated subadvisers. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund, as well as New York Life Investments' reputation and financial condition. The Board considered New York Life Investments' performance in fulfilling its responsibilities for overseeing the Fund's legal and compliance environment, for overseeing MacKay Shields' compliance with the Fund's policies and investment objectives, and for implementing Board directives as they relate to the Fund. In addition, the Board noted that New York Life Investments also is responsible for paying all of the salaries and expenses for the Fund's officers. The Board also considered the benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund's prospectus.

As part of its considerations, the Board acknowledged New York Life Investments' recent settlement with the SEC concerning matters relating to the MainStay Equity Index Fund, including materials provided to the Board of Trustees of The MainStay Funds in 2002-2004 in connection with the annual review of that fund's management fee. The Board noted that, since this matter was first brought to the Board's attention in 2003, New York Life Investments had taken a number of steps to enhance the quality and completeness of information provided to the Board in connection with the Board's consideration of the MainStay Group of Funds' investment advisory contracts. The Board believes that New York Life Investments has taken appropriate actions in response to this matter.

The Board also examined the nature, extent and quality of the services that each Subadviser proposed to provide to the Fund. The Board evaluated MacKay Shields' experience in serving as subadviser to the Fund and each Subadviser's experience in managing other portfolios. It examined each Subadviser's track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at each Subadviser, and each Subadviser's overall legal and compliance environment. The Board also reviewed each Subadviser's willingness to invest in personnel designed to benefit the Fund. In this regard, the Board considered the experience of each Subadviser's portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund likely would continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments' and MacKay Shields' experience, personnel, operations and resources, and, with respect to the New Subadvisory Agreement, that the Fund likely would benefit from the nature, extent and quality of these services as a result of Epoch's experience, personnel, operations and resources.

INVESTMENT PERFORMANCE

In evaluating the Fund's investment performance, the Board considered investment performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board further considered MacKay Shields' decision to focus primarily on fixed income asset management and determined that it would be in the best interest of the Fund to retain Epoch as subadviser of the equity portion of the Fund. With respect to the Board's consideration of the New Subadvisory Agreement, the Board considered the historical investment performance results of similar portfolios managed by Epoch, as


54    MainStay Income Builder Fund
well as the strength of Epoch's resources (including research capabilities) that may result in stronger long-term investment performance for the Fund over time. The Board acknowledged that the Fund would be making modifications to its principal investment strategies, investment processes, principal risks, and primary benchmark to align it with Epoch's investment approach. The Board particularly considered the detailed investment analytics reports in regards to New York Life Investments and MacKay Shields provided by New York Life Investments' Investment Consulting Group on the Fund throughout the year. These reports, which were prepared by New York Life Investments in consultation with the Board, include, among other things, information on the Fund's gross and net returns, the Fund's investment performance relative to relevant investment categories and Fund benchmarks, the Fund's risk-adjusted investment performance, and the Fund's investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to similar mutual funds managed by other investment advisers.

In considering the Fund's investment performance, the Board gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund's investment performance, as well as discussions between each Subadviser's portfolio managers and the Board that occurred at meetings from time to time throughout the year and in previous years. In connection with its consideration of the New Subadvisory Agreement, the Board took into account its discussions with senior management and investment personnel at Epoch. The Board also considered any specific actions that New York Life Investments had taken, or had agreed with the Board to take, to enhance Fund investment performance, and the results of those actions. In considering the Fund's investment performance, the Board focused principally on the Fund's long-term performance track record.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements that, while the Fund's investment performance over time has been satisfactory, in the case of the New Subadvisory Agreement, the selection of Epoch as co-subadviser to the Fund is likely to strengthen the Fund's long-term investment performance to the benefit of shareholders. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Annual Report and in the Fund's prospectus.

COSTS OF THE SERVICES PROVIDED, AND PROFITS TO BE REALIZED, BY NEW YORK LIFE INVESTMENTS AND EACH SUBADVISER

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Agreements, the estimated costs of the services to be provided by Epoch under the New Subadvisory Agreement, and the profits expected to be realized by New York Life Investments and its affiliates and Epoch due to their relationships with the Fund. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In evaluating the costs and profits of New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund, the Board considered, among other things, each party's investments in personnel, systems, equipment and other resources necessary to manage the Fund, and the fact that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and MacKay Shields must be in a position to pay and retain experienced professional personnel to provide services to the Fund and that New York Life Investments' ability to maintain a strong financial position is important in order for New York Life Investments to continue to provide high-quality ongoing services to the Fund. The Board noted, for example, increased costs borne by New York Life Investments and its affiliates due to new and ongoing regulatory and compliance requirements. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

The Board also reviewed information from New York Life Investments and its affiliates and Epoch regarding their profitability or anticipated profitability due to their overall relationships with the Fund. For New York Life Investments and MacKay Shields, the Board considered information illustrating the revenues and expenses allocated to the Fund. With respect to Epoch, the Board did not consider specific profitability information from Epoch's relationship with the Fund, since Epoch had not commenced its service as subadviser at the time the Board considered its approval of the New Subadvisory Agreement. However, the Board considered information provided by Epoch reflecting Epoch's profitability with respect to similar mutual funds managed by Epoch, and other information that allowed the Board to estimate the expected costs and profits of Epoch in connection with its service as subadviser to the Fund. Because Epoch is not affiliated with New York Life Investments, and Epoch's fees are paid directly by New York Life Investments, the Board focused primarily on the profitability of the relationship among New York Life Investments, its affiliates and the Fund.


                                                   mainstayinvestments.com    55

The Board noted the difficulty in obtaining reliable comparative data about mutual fund managers' profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager's organization, the types of funds it manages, and the manager's capital structure and costs of capital. While recognizing the difficulty in evaluating a manager's profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board with respect to the Fund was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board recognized, for example, the benefits to the Subadvisers from legally permitted "soft-dollar" arrangements by which brokers provide or would provide research and other services to the Subadvisers in exchange for commissions paid by the Fund with respect to trades on the Fund's portfolio securities. With respect to Epoch, the Board requested and received information from Epoch and New York Life Investments concerning other business relationships between Epoch and its affiliates, on the one hand, and New York Life Investments and its affiliates, on the other. The Board requested and received assurances that these other business relationships did not impact New York Life Investments' recommendation for Epoch to serve as subadviser.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments' affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund's transfer agent and distributor. The information provided to the Board indicated that the profitability to New York Life Investments and its affiliates arising directly from these other arrangements was not excessive. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the annual contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments' relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that the profits to be realized by New York Life Investments and its affiliates (including MacKay Shields) and Epoch due to their relationships with the Fund are fair and reasonable. With respect to Epoch, the Board considered that any profits to be realized by Epoch due to its relationship with the Fund are the result of arm's-length negotiations between New York Life Investments and Epoch, and are based on subadvisory fees to be paid to Epoch by New York Life Investments, not the Fund.

EXTENT TO WHICH ECONOMIES OF SCALE MAY BE REALIZED AS THE FUND GROWS

The Board also considered whether the Fund's expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from New York Life Investments and Strategic Insight showing how the Fund's management fee hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. The Board noted the extent to which the Fund benefits from breakpoints, expense waivers or reimbursements, as applicable. While recognizing that any precise determination of future economies of scale is necessarily subjective, the Board considered the extent to which New York Life Investments and the Subadvisers may realize a larger profit margin as the Fund's assets grow over time.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund's expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund's expense structure as the Fund grows over time.

MANAGEMENT AND SUBADVISORY FEES AND TOTAL ORDINARY OPERATING EXPENSES

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund's expected total ordinary operating expenses. The Board primarily considered the reasonableness of the overall management fees paid by the Fund to New York Life Investments, since the fees to be paid to each Subadviser are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund's fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. The Board noted the impact of the recent economic crisis on the MainStay Group of Funds and, consistent with statements from SEC staff members and with published advice from Strategic Insight, the Board reviewed supplemental peer data that reflected more recent peer groupings based on relatively smaller asset sizes. In addition, the Board considered information provided by New York Life Investments and the Subadvisers on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account explanations from New York Life Investments and the Subadvisers about the different scope of


56    MainStay Income Builder Fund
services provided to retail mutual funds as compared with other investment advisory clients.

The Board noted that, outside of the Fund's management fee and the fees charged under a share class's Rule 12b-1 and/or shareholder services plans, a share class's most significant "other expenses" are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a "per-account" fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund's average net assets. The Board took into account information from New York Life Investments showing that the Fund's transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company ("NSC"), the Fund's transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board particularly considered representations from New York Life Investments that the MainStay Group of Funds' transfer agent fee structure is designed to allow NSC to provide transfer agent services to the Funds essentially "at cost," and that NSC historically has realized only very modest profitability from providing transfer agent services to the Funds.

The Board observed that, because the Fund's transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class's expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board noted that transfer agent fees are a significant portion of total expenses of many funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tends to be greater than for other open-end retail funds because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board noted the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company ("New York Life") policyholders, who often maintain smaller account balances than other fund investors. The Board discussed measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) closing small accounts with balances below $500;
(iv) since 2007, charging an annual $20.00 small account fee on accounts with balances below $1,000; (v) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts; and (vi) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors.

The Board noted that, while New York Life Investments believes these efforts have mitigated the impact that small accounts have had on share class expenses, the recent economic crisis and resulting declines in assets under management had further exacerbated the impact that small accounts have on the expense ratios of certain share classes. This, in turn, had led to a significant increase in the amount of share class expenses that New York Life Investments subsidized under historical contractual expense limitation arrangements. New York Life Investments advised the Board that the amount of subsidization of the MainStay Group of Funds' expenses under these expense limitation arrangements was unsustainable. New York Life Investments accordingly asked the Board to eliminate the expense limitation arrangements on the Fund's share classes. In reviewing New York Life Investments' proposal, the Board noted that, if the Board were to approve the proposal, the effect would mean New York Life Investments would continue to subsidize the MainStay Group of Funds' expenses at approximately the same level (in real dollars) as under the historical contractual expense limitation arrangements prior to the recent economic crisis. The Board further considered the reasonableness of the Fund's expenses as compared to peer funds under the proposal.

After considering all of the factors outlined above--including the reasonableness of the Fund's management fee, share class structure and transfer agent fee schedule--the Board accepted New York Life Investments' proposal to eliminate the expense limitations on the Fund's share classes. The Board acknowledged that New York Life Investments may determine voluntarily to waive expenses of Fund share classes without the right to recoup such expenses.

Based on these considerations, the Board concluded that the Fund's management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board's overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

CONCLUSION

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements and the New Subadvisory Agreement.


                                                   mainstayinvestments.com    57

FEDERAL INCOME TAX

INFORMATION (UNAUDITED)

For the fiscal year ended October 31, 2009, the Fund designates approximately $2,584,336 pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2009, should be multiplied by 56.5% to arrive at the amount eligible for qualified interest income and 28.6% for the corporate dividends received deduction.

In February 2010, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 the federal tax status of the distributions received by shareholders in calendar year 2009. The amounts that will be reported on such 1099-DIV will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2009.

PROXY VOTING POLICIES AND

PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; or
(ii) on the SEC's website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782);
(ii) by visiting the Fund's website at mainstayinvestments.com; or (iii) on the SEC's website at www.sec.gov.



SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE


The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling (1-800-SEC-0330).



58    MainStay Income Builder Fund

BOARD MEMBERS AND OFFICERS (UNAUDITED)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, Eclipse Funds, Eclipse Funds Inc., ICAP Funds, Inc. MainStay Funds Trust, and MainStay VP Series Fund, Inc.) (collectively, the "Fund Complex"), the Manager and when applicable, the Subadvisor(s). Each Board member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation upon reaching age 72. A Board Member reaching the age of 72 may continue for additional one-year periods with the approval of the Board's Nominating and Governance Committee.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782).

                                                                                  NUMBER OF
                 TERM OF OFFICE,                                                  FUNDS IN FUND   OTHER
                 POSITION(S) HELD                                                 COMPLEX         DIRECTORSHIPS
NAME AND         WITH THE FUND COMPLEX AND        PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER
 ---------------------------------------------------------------------------------------------------------------------------
INTERESTED BOARD MEMBER*

JOHN Y. KIM      Indefinite;                      Member of the Board of                65        None
9/24/60          ECLIPSE TRUST: Trustee since     Managers, President and Chief
                 2008 (2 funds);                  Executive Officer (since 2008)
                 ECLIPSE FUNDS INC.: Director     of New York Life Investment
                 since 2008 (21 funds);           Management LLC and New York
                 ICAP FUNDS, INC.: Director       Life Investment Management
                 since 2008 (4 funds);            Holdings LLC; Member of the
                 MAINSTAY TRUST: Trustee since    Board of Managers, MacKay
                 2008 (14 funds);                 Shields LLC (since 2008);
                 MAINSTAY FUNDS TRUST: Trustee    Chairman of the Board,
                 since April 2009 (4 funds);      Institutional Capital LLC,
                 and                              Madison Capital LLC, McMorgan
                 MAINSTAY VP SERIES FUND, INC.:   & Company LLC, Chairman and
                 Director since 2008 (20          Chief Executive Officer,
                 portfolios).                     NYLIFE Distributors LLC and
                                                  Chairman of the Board of
                                                  Managers, NYLCAP Manager, LLC
                                                  (since 2008); President,
                                                  Prudential Retirement, a
                                                  business unit of Prudential
                                                  Financial, Inc. (2002 to 2007)
----------------------------------------------------------------------------------------------------------------------------




   * This Board Member is considered to be an "interested person" of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company. New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled "Principal Occupation(s) During the Past Five Years."


                                                   mainstayinvestments.com    59

                                                                                  NUMBER OF
                 TERM OF OFFICE,                                                  FUNDS IN FUND   OTHER
                 POSITION(S) HELD                                                 COMPLEX         DIRECTORSHIPS
NAME AND         WITH THE FUND COMPLEX AND        PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER
 ---------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED BOARD MEMBERS

SUSAN B. KERLEY  Indefinite;                      President, Strategic                  65        Trustee, Legg Mason
8/12/51          ECLIPSE TRUST: Chairman since    Management Advisors LLC (since                  Partners Funds, Inc.,
                 2005, and Trustee since 2000     1990)                                           since 1991 (59 portfolios)
                 (2 funds);
                 ECLIPSE FUNDS INC.: Chairman
                 since 2005 and Director since
                 1990 (21 funds);
                 ICAP FUNDS, INC.:  Chairman
                 and Director since 2006 (4
                 funds);
                 MAINSTAY TRUST: Chairman and
                 Board Member since 2007;
                 MAINSTAY FUNDS TRUST: Chairman
                 and Trustee since April 2009
                 (4 funds); and
                 MAINSTAY VP SERIES FUND, INC.:
                 Chairman and Director since
                 2007 (20 portfolios).
----------------------------------------------------------------------------------------------------------------------------
ALAN R. LATSHAW  Indefinite;                      Retired; Partner, Ernst &             65        Trustee, State Farm
3/27/51          ECLIPSE TRUST: Trustee and       Young LLP (2002 to 2003);                       Associates Funds Trusts
                 Audit Committee Financial        Partner, Arthur Andersen LLP                    since 2005 (4 portfolios);
                 Expert since 2007 (2 funds);     (1989 to 2002); Consultant to                   Trustee, State Farm Mutual
                 ECLIPSE FUNDS INC.: Director     the MainStay Funds Audit and                    Fund Trust since 2005 (15
                 and Audit Committee Financial    Compliance Committee (2004 to                   portfolios); Trustee,
                 Expert since 2007 (21 funds);    2006)                                           State Farm Variable
                 ICAP FUNDS, INC.:  Director                                                      Product Trust since 2005
                 and Audit Committee Financial                                                    (9 portfolios)
                 Expert since 2007 (4 funds);
                 MAINSTAY TRUST: Trustee and
                 Audit Committee Financial
                 Expert since 2006 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 and Audit Committee Financial
                 Expert since April 2009 (4
                 funds); and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director and Audit Committee
                 Financial Expert since 2007
                 (20 portfolios).
----------------------------------------------------------------------------------------------------------------------------






60    MainStay Income Builder Fund

                                                                                  NUMBER OF
                 TERM OF OFFICE,                                                  FUNDS IN FUND   OTHER
                 POSITION(S) HELD                                                 COMPLEX         DIRECTORSHIPS
NAME AND         WITH THE FUND COMPLEX AND        PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER
 ---------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED BOARD MEMBERS

PETER MEENAN     Indefinite;                      Independent Consultant;               65        None
12/5/41          ECLIPSE TRUST: Trustee since     President and Chief Executive
                 2002 (2 funds);                  Officer, Babson--United, Inc.
                 ECLIPSE FUNDS INC.: Director     (financial services firm)
                 since 2002 (21 funds);           (2000 to 2004); Independent
                 ICAP FUNDS, INC.:  Director      Consultant (1999 to 2000);
                 since 2006 (4 funds);            Head of Global Funds, Citicorp
                 MAINSTAY TRUST: Trustee since    (1995 to 1999)
                 2007 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since April 2009 (4 funds);
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 2007 (20
                 portfolios).
----------------------------------------------------------------------------------------------------------------------------
RICHARD H.       Indefinite;                      Managing Director, ICC Capital        65        None
NOLAN, JR.       ECLIPSE TRUST: Trustee since     Management;
11/16/46         2007 (2 funds);                  President--Shields/Alliance,
                 ECLIPSE FUNDS INC.: Director     Alliance Capital Management
                 since 2007 (21 funds);           (1994 to 2004)
                 ICAP FUNDS, INC.:  Director
                 since 2007 (4 funds);
                 MAINSTAY TRUST: Trustee since
                 2007 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since April 2009 (4 funds);
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 2006 (20
                 portfolios).
----------------------------------------------------------------------------------------------------------------------------
RICHARD S.       Indefinite;                      Chairman  and Chief Executive         65        None
TRUTANIC         ECLIPSE TRUST: Trustee since     Officer Somerset & Company
2/13/52          2007 (2 funds);                  (financial advisory firm)
                 ECLIPSE FUNDS INC.: Director     (since 2004); Managing
                 since 2007 (21 funds);           Director The Carlyle Group
                 ICAP FUNDS, INC.:  Director      (private investment firm)
                 since 2007 (4 funds);            (2002 to 2004); Senior
                 MAINSTAY TRUST: Trustee since    Managing Director, Partner and
                 1994 (14 funds);                 Board Member, Groupe Arnault
                 MAINSTAY FUNDS TRUST: Trustee    S.A. (private investment firm)
                 since April 2009 (4 funds);      (1999 to 2002)
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 2007 (20
                 portfolios).
----------------------------------------------------------------------------------------------------------------------------





                                                   mainstayinvestments.com    61

                                                                                  NUMBER OF
                 TERM OF OFFICE,                                                  FUNDS IN FUND   OTHER
                 POSITION(S) HELD                                                 COMPLEX         DIRECTORSHIPS
NAME AND         WITH THE FUND COMPLEX AND        PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER
 ---------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED BOARD MEMBERS

ROMAN L. WEIL    Indefinite;                      V. Duane Rath Professor               65        None
5/22/40          ECLIPSE TRUST:                   Emeritus of Accounting,
                 Trustee and Audit Committee      Chicago Booth School of
                 Financial Expert since 2007 (2   Business, University of
                 funds);                          Chicago; President, Roman L.
                 ECLIPSE FUNDS INC.: Director     Weil Associates, Inc.
                 and Audit Committee Financial    (consulting firm)
                 Expert since 2007 (21 funds);
                 ICAP FUNDS, INC.:  Director
                 and Audit Committee Financial
                 Expert since 2007 (4 funds);
                 MAINSTAY TRUST: Trustee and
                 Audit Committee Financial
                 Expert since 2007 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since April 2009 (4 funds);
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 1994 and Audit
                 Committee Financial Expert
                 since 2003 (20 portfolios).
----------------------------------------------------------------------------------------------------------------------------
JOHN A. WEISSER  Indefinite;                      Retired. Managing Director of         65        Trustee, Direxion Funds
10/22/41         ECLIPSE TRUST:                   Salomon Brothers, Inc. (1971                    (34 portfolios) and
                 Trustee since 2007 (2 funds);    to 1995)                                        Direxion Insurance Trust
                 ECLIPSE FUNDS INC.: Director                                                     (3 portfolios) since 2007;
                 since 2007 (21 funds);                                                           Trustee, Direxion Shares
                 ICAP FUNDS, INC.:  Director                                                      ETF Trust, since 2008 (22
                 since 2007 (4 funds);                                                            portfolios)
                 MAINSTAY TRUST: Trustee since
                 2007 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since April 2009 (4 funds);
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 1997 (20
                 portfolios).
----------------------------------------------------------------------------------------------------------------------------






62    MainStay Income Builder Fund

   At a meeting of the Board Members held on June 18, 2009, the following individuals were appointed to serve as Officers of the MainStay Group of Funds.


           POSITIONS(S)
           HELD
           WITH THE
NAME AND   FUNDS
DATE OF    AND LENGTH OF   PRINCIPAL OCCUPATION(S)
BIRTH      SERVICE         DURING PAST FIVE YEARS
 --------------------------------------------------------------------------------
OFFICERS

JACK R.    Treasurer and   Assistant Treasurer, New York Life Investment
BENIN-     Principal       Management Holdings LLC (since July 2008); Managing
TENDE      Financial and   Director, New York Life Investment Management LLC
5/12/64    Accounting      (since 2007); Treasurer and Principal Financial and
           Officer since   Accounting Officer, MainStay VP Series Fund, Inc. and
           2007            ICAP Funds, Inc. (since 2007), and MainStay Funds
                           Trust (since April 2009); Vice President, Prudential
                           Investments (2000 to 2007); Assistant Treasurer,
                           JennisonDryden Family of Funds, Target Portfolio
                           Trust, The Prudential Series Fund and American Skandia
                           Trust (2006 to 2007); Treasurer and Principal
                           Financial Officer, The Greater China Fund (2007)
---------------------------------------------------------------------------------
JEFFREY    Vice            Managing Director, Compliance (since 2009), Director
A.         President and   and Associate General Counsel, New York Life
ENGELSMAN  Chief           Investment Management LLC (2005 to 2008); Assistant
9/28/67    Compliance      Secretary, NYLIFE Distributors LLC (2006 to 2008);
           Officer since   Vice President and Chief Compliance Officer, ICAP
           January 2009    Funds, Inc. (since January 2009), and MainStay Funds
                           Trust (since April 2009); Assistant Secretary, The
                           MainStay Funds and ICAP Funds, Inc. (2006 to 2008);
                           Assistant Secretary, Eclipse Funds, Eclipse Funds,
                           Inc., and MainStay VP Series Fund, Inc. (2005 to
                           2008); Director and Senior Counsel, Deutsche Asset
                           Management (1999 to 2005)
---------------------------------------------------------------------------------
STEPHEN    President       President and Chief Operating Officer, NYLIFE
P. FISHER  since 2007      Distributors LLC (since 2008); Chairman of the Board,
2/22/59                    NYLIM Service Company (since 2008); Senior Managing
                           Director and Chief Marketing Officer, New York Life
                           Investment Management LLC (since 2005); Managing
                           Director--Retail Marketing, New York Life Investment
                           Management LLC (2003 to 2005); President, MainStay VP
                           Series Fund, Inc. and ICAP Funds, Inc. (since 2007),
                           and MainStay Funds Trust (since April 2009); Managing
                           Director, UBS Global Asset Management (1999 to 2003)
---------------------------------------------------------------------------------
SCOTT T.   Vice            Director, New York Life Investment Management LLC
HAR-       Presiden-       (including predecessor advisory organizations) (since
RINGTON    t -- Adminis-   2000); Executive Vice President, New York Life Trust
2/8/59     tration since   Company and New York Life Trust Company, FSB (since
           2005            2006); Vice President--Administration, MainStay VP
                           Series Fund, Inc. (since 2005), ICAP Funds, Inc.
                           (since 2006) and MainStay Funds Trust (since April
                           2009)
---------------------------------------------------------------------------------
MARGUER-   Chief Legal     Vice President, Associate General Counsel and
ITE E. H.  Officer since   Assistant Secretary, New York Life Insurance Company
MORRISON   2008 and        (since 2008); Managing Director, Associate General
3/26/56    Secretary       Counsel and Assistant Secretary, New York Life
           since 2004      Investment Management LLC (since 2004); Managing
                           Director and Secretary, NYLIFE Distributors LLC;
                           Secretary, NYLIM Service Company (since 2008);
                           Assistant Secretary, New York Life Investment
                           Management Holdings LLC (since 2008); Chief Legal
                           Officer (since 2008) and Secretary, MainStay VP Series
                           Fund, Inc. (since 2004), ICAP Funds, Inc. (since 2006)
                           and MainStay Funds Trust (since April 2009); Chief
                           Legal Officer--Mutual Funds and Vice President and
                           Corporate Counsel, The Prudential Insurance Company of
                           America (2000 to 2004)
---------------------------------------------------------------------------------




   * The Officers listed above are considered to be "interested persons" of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company. New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column captioned "Principal Occupation(s) During Past Five Years." Officers are elected annually by the Boards to serve a one year term.


                                                   mainstayinvestments.com    63

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MAINSTAY 130/30 CORE FUND
MAINSTAY 130/30 GROWTH FUND
MAINSTAY COMMON STOCK FUND
MAINSTAY EPOCH U.S. ALL CAP FUND
MAINSTAY EPOCH U.S. EQUITY FUND
MAINSTAY EQUITY INDEX FUND(1)
MAINSTAY GROWTH EQUITY FUND
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY MAP FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY U.S. SMALL CAP FUND

INCOME FUNDS
MAINSTAY 130/30 HIGH YIELD FUND
MAINSTAY CASH RESERVES FUND
MAINSTAY DIVERSIFIED INCOME FUND
MAINSTAY FLOATING RATE FUND
MAINSTAY GOVERNMENT FUND
MAINSTAY HIGH YIELD CORPORATE BOND FUND
MAINSTAY INDEXED BOND FUND
MAINSTAY INTERMEDIATE TERM BOND FUND
MAINSTAY MONEY MARKET FUND
MAINSTAY PRINCIPAL PRESERVATION FUND
MAINSTAY SHORT TERM BOND FUND
MAINSTAY TAX FREE BOND FUND

BLENDED FUNDS
MAINSTAY BALANCED FUND
MAINSTAY CONVERTIBLE FUND
MAINSTAY INCOME BUILDER FUND

INTERNATIONAL FUNDS
MAINSTAY 130/30 INTERNATIONAL FUND
MAINSTAY EPOCH GLOBAL CHOICE FUND
MAINSTAY EPOCH GLOBAL EQUITY YIELD FUND
MAINSTAY EPOCH INTERNATIONAL SMALL CAP FUND
MAINSTAY GLOBAL HIGH INCOME FUND
MAINSTAY ICAP GLOBAL FUND
MAINSTAY ICAP INTERNATIONAL FUND
MAINSTAY INTERNATIONAL EQUITY FUND


ASSET ALLOCATION FUNDS
MAINSTAY CONSERVATIVE ALLOCATION FUND
MAINSTAY GROWTH ALLOCATION FUND
MAINSTAY MODERATE ALLOCATION FUND
MAINSTAY MODERATE GROWTH ALLOCATION FUND

RETIREMENT FUNDS
MAINSTAY RETIREMENT 2010 FUND
MAINSTAY RETIREMENT 2020 FUND
MAINSTAY RETIREMENT 2030 FUND
MAINSTAY RETIREMENT 2040 FUND
MAINSTAY RETIREMENT 2050 FUND

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
NEW YORK, NEW YORK

SUBADVISORS

EPOCH INVESTMENT PARTNERS, INC.
NEW YORK, NEW YORK

INSTITUTIONAL CAPITAL LLC(2)
CHICAGO, ILLINOIS

MACKAY SHIELDS LLC(2)
NEW YORK, NEW YORK

MADISON SQUARE INVESTORS LLC(2)
NEW YORK, NEW YORK

MARKSTON INTERNATIONAL LLC
WHITE PLAINS, NEW YORK

WINSLOW CAPITAL MANAGEMENT, INC.
MINNEAPOLIS, MINNESOTA

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 800-MAINSTAY (624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.

                          Not part of the Annual Report

----------------------------------------------------
Not FDIC/NCUA insured  Not a Deposit  May lose value



------------------------------------------------------
No Bank Guarantee  No Insured by Any Government Agency
------------------------------------------------------




NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

mainstayinvestments.com
                                                              The MainStay Funds

(C) 2009 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-A017256         (RECYCLE LOGO)            MS283-09           MSIB11-12/09
                                                                          14

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 SMALL CAP GROWTH FUND



                 Message from the President

                 and

                 Annual Report

                 October 31, 2009

MESSAGE FROM THE PRESIDENT

The 12-month period ended October 31, 2009, was generally positive for stock and bond investors alike. Signs that the economy was beginning to stabilize brought renewed hope to investors and helped generate a sharp turnaround in the stock market.

When the reporting period began, the stock and bond markets were still reacting to the government's massive bailout plan. Several new facilities were instituted to help restore market liquidity, and the Federal Reserve agreed to purchase various types of securities in a strategy known as quantitative easing.

On December 16, 2008, the Federal Open Market Committee lowered the federal funds target rate to a range between 0.0% and 0.25%. Over time, the markets responded favorably to the coordinated efforts of Congress, the Treasury Department, the Federal Deposit Insurance Corporation, the Federal Reserve and other central banks to address the credit crisis. The turning point for the U.S. stock market came in March 2009, when investors became convinced that the worst was over and an economic recovery was likely.

Domestic equities generally advanced for the remainder of the reporting period, with the strongest results coming from stocks that had been among the hardest hit when the market fell. Despite advances in some financial stocks, the financials sector as a whole declined during the reporting period.

International stocks advanced, with strong results in the materials sector as commodity prices recovered. As investors moved from defensive sectors to more cyclical stocks, utilities weakened but semiconductor companies recorded strong results.

In the fixed-income markets, higher-risk segments were particularly strong. High-yield bonds, floating-rate debt and emerging-market debt were generally strong performers. U.S. Treasury securities and high-grade corporate issues, which had been stellar performers in the first half of the reporting period, weakened as investors' appetite for risk increased.

To keep your investments on a solid footing in a shifting market environment, our portfolio managers pursued their respective investment objectives and strategies with confidence and determination. Although short-term variations are an inevitable part of investing, our portfolio managers know that long-term results are the ultimate measure of investment success.

Fortunately, after three calendar quarters of economic contraction, gross domestic product was once again positive in the third quarter of 2009. Corporate profits, while still below third-quarter 2008 levels, have advanced for three consecutive quarters. At MainStay Funds, we find this economic data encouraging, and we hope you do too.

At MainStay, we have long recommended that our clients get invested, stay invested and add to their investments over time. With prudent diversification, gradual portfolio adjustments and a long-term perspective, MainStay shareholders can maintain a positive outlook as they pursue their financial goals.

Sincerely,


/s/ STEPHEN P. FISHER


Stephen P. Fisher
President



                          Not part of the Annual Report

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 SMALL CAP GROWTH FUND



                 MainStay Funds

                 Annual Report

                 October 31, 2009

TABLE OF CONTENTS


ANNUAL REPORT
---------------------------------------------

INVESTMENT AND PERFORMANCE COMPARISON       5
---------------------------------------------

PORTFOLIO MANAGEMENT DISCUSSION AND
ANALYSIS                                    9
---------------------------------------------

PORTFOLIO OF INVESTMENTS                   11
---------------------------------------------

FINANCIAL STATEMENTS                       14
---------------------------------------------

NOTES TO FINANCIAL STATEMENTS              21
---------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM                            28
---------------------------------------------

BOARD CONSIDERATION AND APPROVAL OF
MANAGEMENT AGREEMENT AND NEW SUBADVISORY
AGREEMENT                                  29
---------------------------------------------

FEDERAL INCOME TAX INFORMATION             34
---------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        34
---------------------------------------------

SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       34
---------------------------------------------

BOARD MEMBERS AND OFFICERS                 35

INVESTMENT AND PERFORMANCE COMPARISON(1) (UNAUDITED)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(2)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL              ONE      FIVE       TEN
TOTAL RETURNS               YEAR     YEARS     YEARS
----------------------------------------------------
With sales charges         0.04%    -5.26%    -4.13%
Excluding sales charges    5.87     -4.18     -3.59




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                           MAINSTAY SMALL
                             CAP GROWTH      RUSSELL 2500(R)    RUSSELL 2000(R)
                                FUND              INDEX           GROWTH INDEX
                           --------------    ---------------    ---------------
10/31/99                         9450             10000              10000
                                12091             12327              11616
                                 7248             10828               7957
                                 6009              9838               6241
                                 8016             13940               9146
                                 8118             15660               9652
                                 8898             17994              10705
                                 9797             21176              12532
                                10339             23867              14629
                                 6194             14973               9089
10/31/09                         6557             16958              10120





CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL              ONE      FIVE       TEN
TOTAL RETURNS               YEAR     YEARS     YEARS
----------------------------------------------------
With sales charges         0.22%    -5.22%    -4.12%
Excluding sales charges    6.06     -4.14     -3.57




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                           MAINSTAY SMALL
                             CAP GROWTH      RUSSELL 2500(R)    RUSSELL 2000(R)
                                FUND              INDEX           GROWTH INDEX
                           --------------    ---------------    ---------------
10/31/99                        23625             25000              25000
                                30227             30818              29041
                                18120             27069              19893
                                15023             24596              15602
                                20041             34850              22866
                                20294             39151              24130
                                22244             44984              26763
                                24493             52940              31331
                                25848             59668              36571
                                15485             37432              22722
10/31/09                        16423             42395              25299





CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL              ONE      FIVE       TEN
TOTAL RETURNS               YEAR     YEARS     YEARS
----------------------------------------------------
With sales charges         0.21%    -5.28%    -4.32%
Excluding sales charges    5.21     -4.90     -4.32




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                           MAINSTAY SMALL
                             CAP GROWTH      RUSSELL 2500(R)    RUSSELL 2000(R)
                                FUND              INDEX           GROWTH INDEX
                           --------------    ---------------    ---------------
10/31/99                        10000             10000              10000
                                12694             12327              11616
                                 7549             10828               7957
                                 6216              9838               6241
                                 8224             13940               9146
                                 8269             15660               9652
                                 8996             17994              10705
                                 9831             21176              12532
                                10297             23867              14629
                                 6114             14973               9089
10/31/09                         6433             16958              10120



1. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares generally have a $25,000 minimum initial investment with no minimum subsequent purchase amount. For investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds, the minimum initial investment is $15,000. Investor Class shares and Class A shares are sold with a maximum initial sales charge of 5.50% and an annual 12b-1 fee of 0.25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of up to 5.00% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations were contractual. Under the expense limitation agreement in effect beginning on August 1, 2009, the Manager was permitted to recoup the amount of certain management fee waivers or expense reimbursements from the Fund if such action did not cause the Fund to exceed existing expense limitations and the recoupment was made within the term of the agreement. This agreement was set to expire on July 31, 2010. Effective November 24, 2009, the Fund merged with and into MainStay Small Company Value Fund.

THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL              ONE      FIVE       TEN
TOTAL RETURNS               YEAR     YEARS     YEARS
----------------------------------------------------
With sales charges         4.10%    -4.90%    -4.32%
Excluding sales charges    5.10     -4.90     -4.32




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                           MAINSTAY SMALL
                             CAP GROWTH      RUSSELL 2500(R)    RUSSELL 2000(R)
                                FUND              INDEX           GROWTH INDEX
                           --------------    ---------------    ---------------
10/31/99                        10000             10000              10000
                                12694             12327              11616
                                 7549             10828               7957
                                 6216              9838               6241
                                 8224             13940               9146
                                 8269             15660               9652
                                 8996             17994              10705
                                 9831             21176              12532
                                10303             23867              14629
                                 6121             14973               9089
10/31/09                         6433             16958              10120





CLASS I SHARES(3)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL     ONE     FIVE     TEN
TOTAL RETURNS     YEAR    YEARS    YEARS
----------------------------------------
                  6.64%   -3.69%   -3.22%




(PERFORMANCE GRAPH)

                           MAINSTAY SMALL
                             CAP GROWTH      RUSSELL 2500(R)    RUSSELL 2000(R)
                                FUND              INDEX           GROWTH INDEX
                           --------------    ---------------    ---------------
10/31/99                        10000             10000              10000
                                12826             12327              11616
                                 7708             10828               7957
                                 6407              9838               6241
                                 8568             13940               9146
                                 8698             15660               9652
                                 9558             17994              10705
                                10571             21176              12532
                                11225             23867              14629
                                 6759             14973               9089
10/31/09                         7208             16958              10120





 BENCHMARK PERFORMANCE                       ONE      FIVE     TEN
                                            YEAR     YEARS    YEARS
Russell 2500(TM) Index(4)                  13.26%    1.61%    5.42%
Russell 2000(R) Growth Index(5)            11.34     0.95     0.12
Average Lipper small-cap growth fund(6)    13.12     0.06     1.35



2. Performance figures for Investor Class shares, first offered to the public on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for Investor Class shares might have been lower.
3. Performance figures for Class I shares, first offered to the public on May 31, 2006, include the historical performance of Class A shares through May 30, 2006, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for Class I shares might have been lower.
4. Russell 2500(TM) Index is an unmanaged index that measures the performance of the small to mid-cap segment of the U.S. equity universe. The Russell 2500(R) Index is a subset of the Russell 3000(R) Index. It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership. The Fund selected the Russell 2500(TM) Index as its primary benchmark in replacement of the Russell 2000(R) Growth Index because the Fund believed it to be more reflective of the Funds' investment style.
5. The Russell 2000(R) Growth Index measures the performance of those Russell 2000(R) Index companies with higher price-to-book ratios and higher forecasted growth values. Total returns assume reinvestment of all dividends and capital gains. The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which, in turn, measures the performance of the 3,000 largest U.S. companies based on total market capitalization. Results assume the reinvestment of all income and capital gains. An investment cannot be made directly in an index.
6. The average Lipper small-cap growth fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper's U.S. Diversified Equity small-cap ceiling. Small-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

THE FOOTNOTE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



6    MainStay Small Cap Growth Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY SMALL CAP GROWTH FUND (UNAUDITED)
--------The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2009, to October 31, 2009, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2009, to October 31, 2009.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended October 31, 2009. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      5/1/09        10/31/09       PERIOD(1)        10/31/09        PERIOD(1)
INVESTOR CLASS SHARES          $1,000.00       $1,137.40        $ 8.51         $1,017.20         $ 8.03
--------------------------------------------------------------------------------------------------------

CLASS A SHARES                 $1,000.00       $1,139.50        $ 7.98         $1,017.70         $ 7.53
--------------------------------------------------------------------------------------------------------

CLASS B SHARES                 $1,000.00       $1,133.70        $12.53         $1,013.50         $11.83
--------------------------------------------------------------------------------------------------------

CLASS C SHARES                 $1,000.00       $1,133.70        $12.53         $1,013.50         $11.83
--------------------------------------------------------------------------------------------------------

CLASS I SHARES                 $1,000.00       $1,142.10        $ 5.02         $1,020.50         $ 4.74
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (1.58% for Investor Class, 1.48% for Class A, 2.33% for Class B and Class C and 0.93% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.


                                                    mainstayinvestments.com    7

INDUSTRY COMPOSITION AS OF OCTOBER 31, 2009 (UNAUDITED)



Insurance                              7.4%
Health Care Equipment & Supplies       5.8
Software                               5.4
Household Durables                     5.1
Chemicals                              4.9
Thrifts & Mortgage Finance             4.9
Specialty Retail                       4.8
Multi-Utilities                        4.7
Capital Markets                        4.1
Commercial Banks                       4.0
Machinery                              3.4
Aerospace & Defense                    3.0
Electric Utilities                     3.0
Health Care Providers & Services       2.9
Wireless Telecommunication Services    2.8
Communications Equipment               2.6
Containers & Packaging                 2.6
Electronic Equipment & Instruments     2.6
Pharmaceuticals                        2.4
Real Estate Investment Trusts          2.2
Energy Equipment & Services            2.1
Gas Utilities                          2.0
Distributors                           1.8
IT Services                            1.6
Biotechnology                          1.4
Professional Services                  1.4
Diversified Consumer Services          1.3
Road & Rail                            1.3
Household Products                     1.2
Textiles, Apparel & Luxury Goods       1.1
Food Products                          1.0
Oil, Gas & Consumable Fuels            1.0
Semiconductors & Semiconductor
  Equipment                            0.8
Building Products                      0.5
Electrical Equipment                   0.5
Auto Components                        0.3
Hotels, Restaurants & Leisure          0.1
Short-Term Investment                  2.4
Liabilities in Excess of Other
  Assets                              (0.4)
                                     -----
                                     100.0%
                                     =====



 See Portfolio of Investments on page 11 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF OCTOBER 31, 2009 (EXCLUDING SHORT-TERM INVESTMENT)


    1.  Silgan Holdings, Inc.
    2.  Washington Federal, Inc.
    3.  Sybase, Inc.
    4.  Tupperware Brands Corp.
    5.  Ventas, Inc.
    6.  Endo Pharmaceuticals Holdings, Inc.
    7.  Federated Investors, Inc. Class B
    8.  Platinum Underwriters Holdings, Ltd.
    9.  Waddell & Reed Financial, Inc. Class A
   10.  Vectren Corp.






8    MainStay Small Cap Growth Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

QUESTIONS ANSWERED BY MACKAY SHIELDS LLC (MACKAY SHIELDS), THE FUND'S FORMER SUBADVISOR, AND DAVID PEARL, CFA, WILLIAM PRIEST, CFA AND MICHAEL WELHOELTER, CFA, OF EPOCH INVESTMENT PARTNERS, INC. (EPOCH), THE FUND'S SUBADVISOR.(1)

HOW DID MAINSTAY SMALL CAP GROWTH FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12 MONTHS ENDED OCTOBER 31, 2009?

Excluding all sales charges, MainStay Small Cap Growth Fund returned 5.87% for Investor Class shares, 6.06% for Class A shares, 5.21% for Class B shares and 5.10% for Class C shares for the 12 months ended October 31, 2009. Over the same period, Class I shares returned 6.64%. All share classes underperformed the 13.12% return of the average Lipper(2) small-cap growth fund and the 13.26% return of the Russell 2500(TM) Index(3) for the 12 months ended October 31, 2009. All share classes underperformed the 11.34% return of the Russell 2000(R) Growth Index(4) for the same period. The Russell 2500(TM) Index is the Fund's broad-based securities-market index. See pages 5 and 6 for Fund returns with sales charges.

WERE THERE ANY SIGNIFICANT CHANGES IN THE FUND'S PORTFOLIO MANAGEMENT OR INVESTMENT APPROACH DURING THE REPORTING PERIOD?

In connection with a larger initiative by MacKay Shields to reposition and rationalize its investment capabilities, the Fund's Board of Trustees approved the replacement of MacKay Shields with Epoch as the Subadvisor to the Fund, effective June 29, 2009. For the period from November 1, 2008, to June 28, 2009, the Fund's performance figures referenced above reflect the performance of the Fund while it was managed by its former subadvisor, MacKay Shields.

On June 23, 2009, the Fund's Board of Trustees approved the reorganization of the Fund with and into MainStay Small Company Value Fund, which was approved by Fund shareholders on November 16, 2009. Effective August 14, 2009, the Fund's primary benchmark index changed from the Russell 2000(R) Growth Index to the Russell 2500(TM) Index. Effective September 8, 2009, the Fund amended its principal risks and changed its principal investment strategy and investment process to more closely align them with those of MainStay Small Company Value Fund. Effective October 30, 2009, MainStay Small Company Value Fund's name was changed to MainStay U.S. Small Cap Fund.

DURING THE REPORTING PERIOD, WHICH SECTORS MADE STRONG CONTRIBUTIONS TO THE FUND'S RELATIVE PERFORMANCE AND WHICH SECTORS DETRACTED?

For the first eight months of the reporting period, the Fund compared itself to the Russell 2000(R) Growth Index. Favorable stock selection in the energy and consumer discretionary sectors helped strengthen the Fund's performance relative this benchmark.

On the other hand, stock selection in the health care, information technology and consumer staples sectors detracted from the Fund's performance relative to the Russell 2000(R) Growth Index. An overweight position in industrials also detracted from the Fund's performance relative to the benchmark during the first eight months of the reporting period.

During the last four months of the reporting period, the strongest positive contributions to the Fund's performance relative to the Russell 2500(TM) Index (the Fund's benchmark Index for most of this portion of the period) came from the financials and utilities sectors. In the financials sector, an underweight position relative to the benchmark detracted slightly from the Fund's relative performance, however, this was more than offset by strong stock selection within the sector. In the utility sector, the Fund added a number of new securities and moved from an underweight position to an overweight position relative to the Russell 2500(TM) Index.


----------
Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Stocks of small-capitalization companies may be subject to more price volatility, significantly lower trading volumes, cyclical, static, or moderate growth prospects and greater spreads between bid and ask prices than stocks of larger companies. Small-capitalization companies may be more vulnerable to adverse business or market developments than large-capitalization companies. The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. The Fund's use of securities lending presents the risk of default by the borrower, which may result in a loss to the Fund.

1. During the reporting period, New York Life Investments delegated day-to-day portfolio management responsibilities to MacKay Shields from November 1, 2008, to June 29, 2009, and to Epoch Investment Partners beginning on June 29, 2009. MacKay Shields is an affiliate of New York Life Investments. "New York Life Investments" is a service mark used by New York Life Investment Management LLC.
2. See footnote on page 6 for more information on Lipper Inc.
3. See footnote on page 6 for more information on the Russell 2500(TM) Index.
4. See footnote on page 6 for more information on the Russell 2000(R) Index.

                                                    mainstayinvestments.com    9

On the other hand, stock selection in the industrials, information technology and consumer staples sectors detracted from the Fund's performance relative to the Russell 2500(TM) Index during the last four months of the reporting period. Specifically, stock selection within these sectors was negative and the Fund's overweight position in information technology and underweight position in consumer staples detracted from the Fund's performance relative to its benchmark.

WHICH INDIVIDUAL STOCKS WERE STRONG PERFORMERS DURING THE REPORTING PERIOD?

During the first eight months of the reporting period, the Fund saw strong performance from health care information systems supplier Quality Systems, electric utility contractor Quanta Services and online-travel service provided Priceline.com.

During the last four months of the reporting period, top performers included packaging and container company Tupperware Brands and apparel companies Guess? and Warnaco. Each of these stocks posted positive returns.

WHICH INDIVIDUAL STOCKS LOST GROUND DURING THE REPORTING PERIOD?

During the first eight months of the reporting period, telecommunication services provider NTELOS Holdings, personal products manufacturer Chattem and pawnshop and payday-lending store operator Cash America International were among the stocks that detracted from the Fund's performance.

During the last four months of the reporting period, the Fund's weakest performers included oil and gas marine services company Cal Dive International, homebuilder KB Homes and semiconductor manufacturer MEMC Electronic Materials, all of which experienced price declines.

DID THE FUND MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING
PERIOD?

During the first eight months of the reporting period, the Fund established new positions in several companies, including fertilizer and seed company Scotts Miracle-Gro and brokerage firm Stifel Financial. Over the same period, the Fund sold positions in Cash America International, oil and gas exploration company Penn Virginia and biotechnology firm Biomarin Pharmaceutical.

During the last four months of the reporting period, the Fund established new positions in several stocks, including asset managers Federated Investors and Waddell & Reed Financial, as well as insurance companies where prices were firming, including Hanover Insurance Group and Arthur J. Gallagher & Co. The Fund continued to focus on financial companies with strong capital bases or those with excess capital. The Fund also initiated positions in video game retailer GameStop and packaging and container company Tupperware Brands.

During the last four months of the reporting period, the Fund sold positions in several industrial stocks, including machinery company Bucyrus International, airfreight company HUB Group and specialty contracting company Quanta Services.

HOW DID YOU CHANGE THE FUND'S SECTOR WEIGHTINGS DURING THE REPORTING PERIOD?

During the first eight months of the reporting period, the Fund increased its weightings in the consumer discretionary, financials and materials sectors. Over the same period, the Fund decreased its weightings in the health care, consumer staples and industrials sectors.

During the last four months of the reporting period, the Fund increased its weighting in the financials sector from a significant underweight to a modest overweight relative to the Russell 2500(TM) Index. The Fund decreased its weighting in the industrials sector, moving from an overweight position relative to the benchmark to an underweight position. The Fund also reduced its weighting in the information technology sector, moving from an overweight to an underweight position relative to the Russell 2500(TM) Index.

HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

As of October 31, 2009, the Fund was modestly overweight relative to the Russell 2500(TM) Index in the utilities, financials and telecommunication services sectors. As of the same date, the Fund was modestly underweight in the energy, industrials and information technology sectors. The Fund pursued companies with solid cash flow and strong management. Diversification was emphasized, but the Fund focused on economic drivers and bottom-up stock selection more than sectors.



----------
The opinions expressed are those of the responders as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


10    MainStay Small Cap Growth Fund

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2009



                                        SHARES           VALUE
COMMON STOCKS 98.0%+
--------------------------------------------------------------

AEROSPACE & DEFENSE 3.0%
Alliant Techsystems, Inc. (a)           16,000   $   1,244,480
Curtiss-Wright Corp.                    26,100         778,302
Hexcel Corp. (a)                        50,700         557,700
                                                 -------------
                                                     2,580,482
                                                 -------------

AUTO COMPONENTS 0.3%
WABCO Holdings, Inc.                     9,228         218,888
                                                 -------------


BIOTECHNOLOGY 1.4%
Alkermes, Inc. (a)                      92,550         737,624
Onyx Pharmaceuticals, Inc. (a)          17,850         474,810
                                                 -------------
                                                     1,212,434
                                                 -------------

BUILDING PRODUCTS 0.5%
Masco Corp.                             35,850         421,238
                                                 -------------


CAPITAL MARKETS 4.1%
V  Federated Investors, Inc.
  Class B                               68,050       1,786,312
V  Waddell & Reed Financial,
  Inc. Class A                          62,500       1,753,750
                                                 -------------
                                                     3,540,062
                                                 -------------

CHEMICALS 4.9%
International Flavors &
  Fragrances, Inc.                      24,050         916,065
Methanex Corp.                          66,650       1,143,047
Nalco Holding Co.                       52,400       1,108,260
Sensient Technologies Corp.             38,800         981,252
                                                 -------------
                                                     4,148,624
                                                 -------------

COMMERCIAL BANKS 4.0%
Investors Bancorp, Inc. (a)             99,350       1,076,954
Sterling Bancshares, Inc.               83,500         465,095
Texas Capital Bancshares, Inc.
  (a)                                   35,550         517,963
UMB Financial Corp.                     33,500       1,332,295
                                                 -------------
                                                     3,392,307
                                                 -------------

COMMUNICATIONS EQUIPMENT 2.6%
3Com Corp. (a)                         209,150       1,075,031
ADC Telecommunications, Inc.
  (a)                                  103,700         673,013
Harmonic, Inc. (a)                      90,450         474,863
                                                 -------------
                                                     2,222,907
                                                 -------------

CONTAINERS & PACKAGING 2.6%
V  Silgan Holdings, Inc.                41,900       2,252,125
                                                 -------------


DISTRIBUTORS 1.8%
Genuine Parts Co.                       43,400       1,518,566
                                                 -------------


DIVERSIFIED CONSUMER SERVICES 1.3%
Service Corp. International            160,550       1,102,979
                                                 -------------


ELECTRIC UTILITIES 3.0%
DPL, Inc.                               44,150       1,118,761
Westar Energy, Inc.                     77,350       1,481,252
                                                 -------------
                                                     2,600,013
                                                 -------------

ELECTRICAL EQUIPMENT 0.5%
Woodward Governor Co.                   18,552         436,158
                                                 -------------


ELECTRONIC EQUIPMENT & INSTRUMENTS 2.6%
DTS, Inc. (a)                           48,117       1,359,305
Jabil Circuit, Inc.                     61,750         826,215
                                                 -------------
                                                     2,185,520
                                                 -------------

ENERGY EQUIPMENT & SERVICES 2.1%
Cal Dive International, Inc.
  (a)                                  128,050         983,424
SEACOR Holdings, Inc. (a)               10,148         824,728
                                                 -------------
                                                     1,808,152
                                                 -------------

FOOD PRODUCTS 1.0%
Corn Products International,
  Inc.                                  31,250         880,625
                                                 -------------


GAS UTILITIES 2.0%
ONEOK, Inc.                             47,300       1,712,733
                                                 -------------


HEALTH CARE EQUIPMENT & SUPPLIES 5.8%
Haemonetics Corp. (a)                   19,150         986,225
Inverness Medical Innovations,
  Inc. (a)                              33,450       1,271,434
SonoSite, Inc. (a)                      57,450       1,424,185
Teleflex, Inc.                          25,050       1,246,238
                                                 -------------
                                                     4,928,082
                                                 -------------

HEALTH CARE PROVIDERS & SERVICES 2.9%
Bio-Reference Laboratories,
  Inc. (a)                              23,750         767,837
DaVita, Inc. (a)                        32,100       1,702,263
                                                 -------------
                                                     2,470,100
                                                 -------------

HOTELS, RESTAURANTS & LEISURE 0.1%
Multimedia Games, Inc. (a)              11,853          58,198
                                                 -------------


HOUSEHOLD DURABLES 5.1%
KB Home                                101,800       1,443,524
Ryland Group, Inc. (The)                56,300       1,044,365
V  Tupperware Brands Corp.              41,750       1,879,585
                                                 -------------
                                                     4,367,474
                                                 -------------

HOUSEHOLD PRODUCTS 1.2%
Church & Dwight Co., Inc.               18,500       1,052,280
                                                 -------------


INSURANCE 7.4%
Arthur J. Gallagher & Co.               67,200       1,499,232
Hanover Insurance Group, Inc.
  (The)                                 32,200       1,354,654


+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, as of October 31, 2009, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              11


                                        SHARES           VALUE
COMMON STOCKS (CONTINUED)
INSURANCE (CONTINUED)
V  Platinum Underwriters
  Holdings, Ltd.                        49,900   $   1,784,923
Validus Holdings, Ltd.                  67,950       1,719,135
                                                 -------------
                                                     6,357,944
                                                 -------------

IT SERVICES 1.6%
NeuStar, Inc. Class A (a)               60,050       1,387,155
                                                 -------------


MACHINERY 3.4%
Actuant Corp. Class A                   38,600         602,546
Kennametal, Inc.                        42,000         989,520
Wabtec Corp.                            35,250       1,295,790
                                                 -------------
                                                     2,887,856
                                                 -------------

MULTI-UTILITIES 4.7%
CMS Energy Corp.                        79,950       1,063,335
NSTAR                                   39,800       1,231,810
V  Vectren Corp.                        76,300       1,719,802
                                                 -------------
                                                     4,014,947
                                                 -------------


OIL, GAS & CONSUMABLE FUELS 1.0%
Southern Union Co.                      44,050         862,059
                                                 -------------


PHARMACEUTICALS 2.4%
Auxilium Pharmaceuticals, Inc.
  (a)                                    7,300         229,658
V  Endo Pharmaceuticals
  Holdings, Inc. (a)                    81,700       1,830,080
                                                 -------------
                                                     2,059,738
                                                 -------------

PROFESSIONAL SERVICES 1.4%
FTI Consulting, Inc. (a)                 6,650         271,387
IHS, Inc. Class A (a)                   17,900         926,504
                                                 -------------
                                                     1,197,891
                                                 -------------

REAL ESTATE INVESTMENT TRUSTS 2.2%
V  Ventas, Inc.                         45,950       1,843,974
                                                 -------------


ROAD & RAIL 1.3%
Genesee & Wyoming, Inc. Class
  A (a)                                 39,600       1,148,796
                                                 -------------


SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 0.8%
MEMC Electronic Materials,
  Inc. (a)                              52,300         649,566
                                                 -------------


SOFTWARE 5.4%
Rovi Corp. (a)                          28,200         776,910
Solera Holdings, Inc.                   38,300       1,234,026
V  Sybase, Inc. (a)                     52,550       2,078,878
THQ, Inc. (a)                           91,600         479,068
                                                 -------------
                                                     4,568,882
                                                 -------------

SPECIALTY RETAIL 4.8%
Aeropostale, Inc. (a)                   21,150         793,759
GameStop Corp. Class A (a)              52,350       1,271,581
Guess?, Inc.                            37,300       1,363,315
PetSmart, Inc.                          27,450         645,899
                                                 -------------
                                                     4,074,554
                                                 -------------

TEXTILES, APPAREL & LUXURY GOODS 1.1%
Warnaco Group, Inc. (The) (a)           23,850         966,641
                                                 -------------


THRIFTS & MORTGAGE FINANCE 4.9%
First Niagara Financial Group,
  Inc.                                  97,900       1,257,036
Hudson City Bancorp, Inc.               59,650         783,801
V  Washington Federal, Inc.            126,200       2,164,330
                                                 -------------
                                                     4,205,167
                                                 -------------

WIRELESS TELECOMMUNICATION SERVICES 2.8%
NTELOS Holdings Corp.                   48,800         736,880
Syniverse Holdings, Inc. (a)            95,250       1,631,632
                                                 -------------
                                                     2,368,512
                                                 -------------
Total Common Stocks
  (Cost $85,845,757)                                83,703,629
                                                 -------------




                                     PRINCIPAL
                                        AMOUNT
SHORT-TERM INVESTMENT 2.4%
--------------------------------------------------------------

REPURCHASE AGREEMENT 2.4%
State Street Bank and Trust
  Co.
  0.01%, dated 10/30/09
  due 11/2/09
  Proceeds at Maturity
  $2,069,540 (Collateralized
  by a United States Treasury
  Bill with a rate of 0.105%
  and a maturity date of
  3/18/10, with a Principal
  Amount of $2,115,000 and a
  Market Value of $2,114,154)       $2,069,538       2,069,538
                                                 -------------
Total Short-Term Investment
  (Cost $2,069,538)                                  2,069,538
                                                 -------------
Total Investments
  (Cost $87,915,295) (b)                 100.4%     85,773,167

Liabilities in Excess of
  Other Assets                            (0.4)       (305,230)
                                         -----    ------------
Net Assets                               100.0%  $  85,467,937
                                         =====    ============





(a)  Non-income producing security.
(b)  At October 31, 2009, cost is $87,965,014
     for federal income tax purposes and net
     unrealized depreciation is as follows:



Gross unrealized appreciation       $ 3,971,495
Gross unrealized depreciation        (6,163,342)
                                    -----------
Net unrealized depreciation         $(2,191,847)
                                    ===========








12    MainStay Small Cap Growth Fund   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2009, for valuing the Fund's assets.

ASSET VALUATION INPUTS


                                                      QUOTED
                                                   PRICES IN
                                                      ACTIVE   SIGNIFICANT
                                                 MARKETS FOR         OTHER     SIGNIFICANT
                                                   IDENTICAL    OBSERVABLE    UNOBSERVABLE
                                                      ASSETS        INPUTS          INPUTS
 DESCRIPTION                                       (LEVEL 1)     (LEVEL 2)       (LEVEL 3)          TOTAL
 Investments in Securities
 Common Stocks                                   $83,703,629    $       --           $  --    $83,703,629
 Short-Term Investment
     Repurchase Agreement                                 --     2,069,538              --      2,069,538
                                                 -----------    ----------           -----    -----------
 Total Investments in Securities                 $83,703,629    $2,069,538             $--    $85,773,167
                                                 ===========    ==========           =====    ===========




 At October 31, 2009, the Portfolio did not hold any investments with significant unobservable inputs (Level 3).


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2009


ASSETS:
Investment in securities, at value
  (identified cost $87,915,295)      $ 85,773,167
Receivables:
  Investment securities sold              850,695
  Manager (See Note 3)                     87,324
  Dividends and interest                   52,101
  Fund shares sold                         24,110
                                     ------------
     Total assets                      86,787,397
                                     ------------
LIABILITIES:
Payables:
  Investment securities purchased         907,475
  Transfer agent (See Note 3)             133,287
  Shareholder communication               109,538
  Professional fees                        81,932
  Fund shares redeemed                     44,294
  NYLIFE Distributors (See Note 3)         34,252
  Custodian                                 3,015
  Trustees                                    369
Accrued expenses                            5,298
                                     ------------
     Total liabilities                  1,319,460
                                     ------------
Net assets                           $ 85,467,937
                                     ============
COMPOSITION OF NET ASSETS:
Share of beneficial interest
  outstanding
  (par value of $.01 per share)
  unlimited number of shares
  authorized                         $     79,518
Additional paid-in capital            173,072,124
                                     ------------
                                      173,151,642
Accumulated net realized loss on
  investments                         (85,541,576)
Net unrealized depreciation on
  investments                          (2,142,129)
                                     ------------
Net assets                           $ 85,467,937
                                     ============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $ 31,645,100
                                     ============
Shares of beneficial interest
  outstanding                           2,873,106
                                     ============
Net asset value per share
  outstanding                        $      11.01
Maximum sales charge (5.50% of
  offering price)                            0.64
                                     ------------
Maximum offering price per share
  outstanding                        $      11.65
                                     ============
CLASS A
Net assets applicable to
  outstanding shares                 $ 25,224,665
                                     ============
Shares of beneficial interest
  outstanding                           2,287,310
                                     ============
Net asset value per share
  outstanding                        $      11.03
Maximum sales charge (5.50% of
  offering price)                            0.64
                                     ------------
Maximum offering price per share
  outstanding                        $      11.67
                                     ============
CLASS B
Net assets applicable to
  outstanding shares                 $ 22,193,625
                                     ============
Shares of beneficial interest
  outstanding                           2,199,607
                                     ============
Net asset value and offering price
  per share outstanding              $      10.09
                                     ============
CLASS C
Net assets applicable to
  outstanding shares                 $  2,203,319
                                     ============
Shares of beneficial interest
  outstanding                             218,375
                                     ============
Net asset value and offering price
  per share outstanding              $      10.09
                                     ============
CLASS I
Net assets applicable to
  outstanding shares                 $  4,201,228
                                     ============
Shares of beneficial interest
  outstanding                             373,425
                                     ============
Net asset value and offering price
  per share outstanding              $      11.25
                                     ============






14    MainStay Small Cap Growth Fund   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2009


INVESTMENT INCOME:
INCOME:
  Dividends                          $    395,299
  Interest                                  3,229
                                     ------------
     Total income                         398,528
                                     ------------
EXPENSES:
  Manager (See Note 3)                    832,943
  Transfer agent--Investor Class
     (See Note 3)                         264,716
  Transfer agent--Class A (See Note
     3)                                   119,958
  Transfer agent--Classes B and C
     (See Note 3)                         231,242
  Transfer agent--Class I (See Note
     3)                                    21,040
  Distribution/Service--Investor
     Class (See Note 3)                    70,430
  Distribution/Service--Class A
     (See Note 3)                          58,440
  Service--Class B (See Note 3)            56,599
  Service--Class C (See Note 3)             4,969
  Distribution--Class B (See Note
     3)                                   169,796
  Distribution--Class C (See Note
     3)                                    14,906
  Shareholder communication               159,031
  Professional fees                       111,944
  Registration                             86,931
  Custodian                                10,006
  Trustees                                  3,832
  Miscellaneous                            14,993
                                     ------------
     Total expenses before waiver       2,231,776
  Expense waiver from Manager (See
     Note 3)                             (828,770)
                                     ------------
     Net expenses                       1,403,006
                                     ------------
Net investment loss                    (1,004,478)
                                     ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized loss on investments      (13,973,560)
Net change in unrealized
  depreciation on investments          19,134,837
                                     ------------
Net realized and unrealized gain on
  investments                           5,161,277
                                     ------------
Net increase in net assets
  resulting from operations          $  4,156,799
                                     ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED OCTOBER 31, 2009 AND OCTOBER 31, 2008


                                       2009           2008
DECREASE IN NET ASSETS:
Operations:
 Net investment loss           $ (1,004,478)  $ (1,793,109)
 Net realized loss on
  investments                   (13,973,560)   (28,461,448)
 Net change in unrealized
  appreciation (depreciation)
  on investments                 19,134,837    (36,531,508)
                               ---------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                      4,156,799    (66,786,065)
                               ---------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                         10,739,116     25,100,759
 Cost of shares redeemed        (19,722,822)   (53,978,389)
                               ---------------------------
    Decrease in net assets
     derived from capital
     share transactions          (8,983,706)   (28,877,630)
                               ---------------------------
    Net decrease in net
     assets                      (4,826,907)   (95,663,695)

NET ASSETS:
Beginning of year                90,294,844    185,958,539
                               ---------------------------
End of year                    $ 85,467,937   $ 90,294,844
                               ===========================






16    MainStay Small Cap Growth Fund   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank


                                                   mainstayinvestments.com    17

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                   INVESTOR CLASS
                            ----------------------------
                                            FEBRUARY 28,
                                               2008**
                             YEAR ENDED        THROUGH
                            OCTOBER 31,      OCTOBER 31,

                            ----------------------------
                                2009            2008
Net asset value at
  beginning of period         $ 10.40          $ 14.59
                              -------          -------
Net investment loss             (0.11)(a)        (0.10)(a)
Net realized and
  unrealized gain (loss)
  on investments                 0.72            (4.09)
                              -------          -------
Total from investment
  operations                     0.61            (4.19)
                              -------          -------
Net asset value at end of
  period                      $ 11.01          $ 10.40
                              =======          =======
Total investment return
  (b)                            5.87%          (28.72%)(e)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment loss           (1.07%)          (1.11%)++
  Net expenses                   1.58%            1.58% ++
  Expenses (before waiver)       2.71%            2.13% ++
Portfolio turnover rate           131%              75%
Net assets at end of
  period (in 000's)           $31,645          $28,513




                                                   CLASS B
                            -----------------------------------------------------
                                            YEAR ENDED OCTOBER 31,

                            -----------------------------------------------------
                              2009       2008       2007       2006        2005
Net asset value at
  beginning of period       $  9.59    $ 16.15    $ 15.42    $  14.11    $  12.97
                            -------    -------    -------    --------    --------
Net investment loss           (0.17)(a)  (0.24)(a)  (0.29)      (0.28)      (0.25)
Net realized and
  unrealized gain (loss)
  on investments               0.67      (6.32)      1.02      1.59(d)       1.39
                            -------    -------    -------    --------    --------
Total from investment
  operations                   0.50      (6.56)      0.73        1.31        1.14
                            -------    -------    -------    --------    --------
Net asset value at end of
  period                    $ 10.09    $  9.59    $ 16.15    $  15.42    $  14.11
                            =======    =======    =======    ========    ========
Total investment return
  (b)                          5.21%    (40.62%)     4.73%       9.28% (c)(d)8.79%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment loss         (1.85%)    (1.76%)    (1.81%)     (1.83%)     (1.78%)
  Net expenses                 2.33%      2.28%      2.23%       2.23%       2.40%
  Expenses (before waiver)     3.46%      2.79%      2.62%       2.69% (c)   2.69%
Portfolio turnover rate         131%        75%        95%         29%         57%
Net assets at end of
  period (in 000's)         $22,194    $28,207    $79,865    $109,872    $159,380




**   Commencement of operations.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)  Includes nonrecurring reimbursements from the Manager for professional fees.
     The effect on total return was less than one-hundredth of a percent.
(d)  The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager's reimbursement of such losses was less than
     $0.01 per share on net realized gains on investments and the effect on total investment return was less than 0.01%, respectively.
(e)  Total return is not annualized.
(f)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.





18    MainStay Small Cap Growth Fund   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                            Class A
--------------------------------------------------------------



                       Year ended October 31,

      --------------------------------------------------------
        2009       2008       2007       2006            2005
      $ 10.40    $ 17.36    $ 16.44    $  14.94        $ 13.63
      -------    -------    -------    --------        -------
        (0.10)(a)  (0.14)(a)  (0.18)      (0.18)         (0.15)
         0.73      (6.82)      1.10        1.68 (d)       1.46
      -------    -------    -------    --------        -------
         0.63      (6.96)      0.92        1.50           1.31
      -------    -------    -------    --------        -------
      $ 11.03    $ 10.40    $ 17.36    $  16.44        $ 14.94
      =======    =======    =======    ========        =======
         6.06%    (40.09%)     5.53%      10.11% (c)(d)   9.61%

        (0.98%)    (0.95%)    (1.07%)     (1.09%)        (1.03%)
         1.48%      1.48%      1.48%       1.48%          1.65%
         2.28%      1.91%      1.87%       1.94% (c)      1.94%
          131%        75%        95%         29%            57%
      $25,225    $27,388    $96,968    $107,078        $68,981




                         Class C
---------------------------------------------------------
                     Year ended October 31,

      ---------------------------------------------------
       2009       2008      2007      2006          2005
      $ 9.59    $ 16.15    $15.42    $14.11        $12.97
      ------    -------    ------    ------        ------
       (0.16)(a)  (0.24)(a) (0.29)    (0.28)        (0.25)
        0.66      (6.32)     1.02      1.59 (d)      1.39
      ------    -------    ------    ------        ------
        0.50      (6.56)     0.73      1.31          1.14
      ------    -------    ------    ------        ------
      $10.09    $  9.59    $16.15    $15.42        $14.11
      ======    =======    ======    ======        ======
        5.21% (f)(40.59%)    4.80%     9.28% (c)(d)  8.79%

       (1.83%)    (1.77%)   (1.81%)   (1.83%)       (1.78%)
        2.33%      2.28%     2.23%     2.23%         2.40%
        3.46%      2.79%     2.62%     2.69% (c)     2.69%
         131%        75%       95%       29%           57%
      $2,203    $ 2,238    $5,382    $6,725        $7,236




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              19

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                               CLASS I
                                    ------------------------------------------------------------
                                                                                       MAY 31,
                                                                                        2006**
                                                                                       THROUGH
                                             YEAR ENDED OCTOBER 31,                  OCTOBER 31,

                                    ------------------------------------------------------------
                                     2009             2008            2007               2006
Net asset value at
  beginning of period               $10.55          $ 17.52          $16.50             $16.60
                                    ------          -------          ------             ------
Net investment loss                  (0.04)(a)        (0.06)(a)       (0.08)             (0.02)
Net realized and
  unrealized gain (loss)
  on investments                      0.74            (6.91)           1.10              (0.08)(d)
                                    ------          -------          ------             ------
Total from investment
  operations                          0.70            (6.97)           1.02              (0.10)
                                    ------          -------          ------             ------
Net asset value at end of
  period                            $11.25          $ 10.55          $17.52             $16.50
                                    ======          =======          ======             ======
Total investment return
  (b)                                 6.64%          (39.78%)          6.18%             (0.60%)(c)(d)(e)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment loss                (0.43%)          (0.42%)         (0.48%)            (0.32%)++
  Net expenses                        0.93%            0.93%           0.90%              0.77% ++
  Expenses (before waiver)            2.03%            1.48%           1.30%              1.43% ++(c)
Portfolio turnover rate                131%              75%             95%                29%
Net assets at end of
  period (in 000's)                 $4,201          $ 3,949          $3,744             $  535




**   Commencement of operations.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)  Includes nonrecurring reimbursements from the Manager for professional fees.
     The effect on total return was less than one-hundredth of a percent.
(d)  The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager's reimbursement of such losses was less than
     $0.01 per share on net realized gains on investments and the effect on total investment return was less than 0.01%, respectively.
(e)  Total return is not annualized.
(f)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.





20    MainStay Small Cap Growth Fund   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of fourteen funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay Small Cap Growth Fund (the "Fund"), a diversified fund.

The Fund currently offers five classes of shares. Class A shares and Class B shares commenced operations on June 1, 1998. Class C shares commenced operations on September 1, 1998. Class I shares commenced operations on May 31, 2006. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value ("NAV") per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered at NAV without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and a 1.00% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and bear the same conditions except that Class B and Class C shares are subject to higher distribution and service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution or service fee.

Effective at the opening of the U.S. financial markets on June 29, 2009, the Fund's Board of Trustees appointed Epoch Investment Partners, Inc. as subadvisor. Effective August 14, 2009, the Fund amended its principal risks and changed its primary benchmark index. Effective September 8, 2009, the Fund changed its principal investment strategy, and investment process.

The Fund's investment objective is to seek long-term capital appreciation by investing primarily in securities of small-capitalization companies.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date"). Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Investments in other mutual funds are valued at their NAVs as of the close of the New York Stock Exchange on the valuation date.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less ("short-term investments") are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board of Trustees to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's Manager or Subadvisor, as defined in Note 3(A), reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At October 31, 2009, the Fund did not hold securities that were valued in such a manner.

"Fair Value" is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for

                                                   mainstayinvestments.com    21
disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

- Level 1--quoted prices in active markets for identical investments

- Level 2--other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

- Level 3--significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of October 31, 2009, for the Fund's investments is included at the end of the Fund's Portfolio of Investments.

The valuation techniques that may have been used by the Fund to measure fair value during the year ended October 31, 2009, maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund may have utilized some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets. For the year ended October 31, 2009, there have been no changes to the fair value methodologies.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code") applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is "more likely than not" to be sustained assuming examination by taxing authorities. Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Fund's financial statements. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at NAV, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than short-term investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are


22    MainStay Small Cap Growth Fund
allocated to separate classes of shares pro rata based upon their relative NAV on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor, if any, to be creditworthy, pursuant to guidelines established by the Fund's Board of Trustees. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H) SECURITIES LENDING. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company ("State Street"). State Street will manage the Fund's cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund's portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to borrower's inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or retain a portion of interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate.

(I) INDEMNIFICATIONS. Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("New York Life Investments" or "Manager"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. Effective prior to the opening of the U.S. financial markets on June 29, 2009, the Fund's Board of Trustees terminated MacKay Shields LLC as Subadvisor. Epoch Investment Partners, Inc. (the "Subadvisor"), a registered investment adviser, now serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and the Subadvisor, New York Life Investments pays for the services of the Subadvisor. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments

                                                   mainstayinvestments.com    23
and the Subadvisor, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows:
1.00% on assets up to $1 billion and 0.95% on assets in excess of $1 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement. The Manager has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.85% on assets up to $1 billion and 0.80% on assets in excess of $1 billion.

Effective August 1, 2009, New York Life Investments entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class (total ordinary operating expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage, other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests) do not exceed the following percentages of average daily net assets: Investor Class, 1.58%; Class A, 1.48%; Class B, 2.33%; Class C, 2.33% and Class I, 0.93%.

Prior to August 1, 2009, New York Investments had written expense limitation agreements that set the expense limitations for Investor Class, Class A, Class B, Class C and Class I shares at the same levels as the August 1, 2009 agreement.

For the year ended October 31, 2009, New York Life Investments earned fees from the Fund in the amount of $832,943 and waived expenses in the amount of $828,770.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has entered into a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares of the Fund pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at an annual rate of 0.25% of the average daily NAV of the Class B and Class C shares of the Fund. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares was $10,969 and $3,992, respectively for the year ended October 31, 2009. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Investor Class, Class A, Class B and Class C shares of $106, $82, $38,487 and $130 respectively, for the year ended October 31, 2009.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("MainStay Investments"), an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MainStay Investments has entered into an agreement with Boston Financial Data Services, Inc. pursuant to which it performs certain services for which MainStay Investments is responsible. Transfer agent expenses incurred by the Fund for the year ended October 31, 2009, amounted to $636,956.

(E) MINIMUM BALANCE FEE. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a minimum balance fee on certain types of accounts. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20. These fees are included in transfer agent fees shown on the Statement of Operations.

(F) CAPITAL. At October 31, 2009, New York Life and its affiliates held beneficially shares of the Fund with the following values and percentages of net assets as follows:

Class A                            $      214    0.0%++
----------------------------------------------------
Class C                                   116    0.0++
----------------------------------------------------
Class I                             1,675,725   39.9
----------------------------------------------------



++ Less than one-tenth of a percent.

(G) OTHER. Pursuant to the Management Agreement, a portion of the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life


24    MainStay Small Cap Growth Fund

Investments is payable directly by the Fund. For the year ended October 31, 2009, these fees, which are included in professional fees shown on the Statement of Operations, were $3,807.

NOTE 4--FEDERAL INCOME TAX:

As of October 31, 2009, the components of accumulated gain(loss) on a tax basis were as follows:

                ACCUMULATED          OTHER         UNREALIZED          TOTAL
 ORDINARY    CAPITAL AND OTHER     TEMPORARY      APPRECIATION      ACCUMULATED
  INCOME        GAIN (LOSS)       DIFFERENCES    (DEPRECIATION)     GAIN (LOSS)
   $--          $(85,491,858)         $--          $(2,191,847)    $(87,683,705)
-------------------------------------------------------------------------------



The difference between book-basis and tax basis unrealized depreciation is primarily due to wash sales deferrals.

The following table discloses the current year reclassifications between accumulated distributions in excess of net investment income, accumulated net realized loss on investments and additional paid in capital arising from permanent differences; net assets at October 31, 2009 are not affected.


   ACCUMULATED       ACCUMULATED
  UNDISTRIBUTED     NET REALIZED      ADDITIONAL
 NET INVESTMENT    GAIN (LOSS) ON       PAID-IN
  INCOME (LOSS)      INVESTMENTS        CAPITAL
   $1,004,478        $34,095,314     $(35,099,792)
-------------------------------------------------



The reclassifications for the Fund are primarily due to net operating losses and expiration of capital loss carryforwards.

At October 31, 2009, for federal income tax purposes, capital loss carryforwards of $85,491,858 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

   CAPITAL LOSS        CAPITAL LOSS
AVAILABLE THROUGH    AMOUNTS (000'S)
       2010              $40,252
       2011                2,925
       2016               28,281
       2017               14,034
------------------------------------

      Total              $85,492
------------------------------------



NOTE 5--CUSTODIAN:

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests.

Effective September 2, 2009, the line of credit was reduced from $160,000,000 to $125,000,000 and the commitment fee rate was increased from an annual rate of 0.08% to an annual rate of 0.10% of the average commitment amount, plus a 0.04% up-front payment payable, regardless of usage, to The Bank of New York Mellon, which serves as agent to the syndicate. The commitment fee and upfront payment are allocated among the Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month LIBOR rate, whichever is higher. There were no borrowings made or outstanding with respect to the Fund on the line of credit during the year ended October 31, 2009.

NOTE 7--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended October 31, 2009, purchases and sales of securities, other than short-term securities, were $101,109 and $103,532, respectively.

NOTE 8--CAPITAL SHARE TRANSACTIONS:

 INVESTOR CLASS                   SHARES        AMOUNT
Year ended October 31, 2009:
Shares sold                      242,640   $ 2,370,658
Shares redeemed                 (466,791)   (4,516,513)
                               -----------------------
Net decrease in shares
  outstanding before
  conversion                    (224,151)   (2,145,855)
Shares converted into
  Investor Class (See Note 1)    455,011     4,106,072
Shares converted from
  Investor Class (See Note 1)   (100,365)   (1,091,861)
                               -----------------------
Net increase                     130,495   $   868,356
                               =======================
Period ended October 31, 2008
  (a):
Shares sold                      679,594   $ 9,954,840
Shares redeemed                 (416,825)   (5,766,337)
                               -----------------------
Net increase in shares
  outstanding before
  conversion                     262,769     4,188,503
Shares converted into
  Investor Class (See Note 1)  2,614,981    36,266,582
Shares converted from
  Investor Class (See Note 1)   (135,139)   (1,872,553)
                               -----------------------
Net increase                   2,742,611   $38,582,532
                               =======================



(a) Investor Class shares were first offered on February 28, 2008.


                                                   mainstayinvestments.com    25

 CLASS A                          SHARES         AMOUNT
Year ended October 31, 2009:
Shares sold                      370,483   $  3,546,939
Shares redeemed                 (805,576)    (7,742,258)
                              -------------------------
Net decrease in shares
  outstanding before
  conversion                    (435,093)    (4,195,319)
Shares converted into Class
  A
  (See Note 1)                   229,136      2,318,670
Shares converted from Class
  A
  (See Note 1)                  (140,685)    (1,226,917)
                              -------------------------
Net decrease                    (346,642)  $ (3,103,566)
                              =========================
Year ended October 31, 2008:
Shares sold                      468,718   $  6,724,597
Shares redeemed               (1,976,844)   (28,889,038)
                              -------------------------
Net decrease in shares
  outstanding before
  conversion                  (1,508,126)   (22,164,441)
Shares converted into Class
  A
  (See Note 1)                   694,188     10,188,477
Shares converted from Class
  A
  (See Note 1)                (2,138,924)   (29,396,808)
                              -------------------------
Net decrease                  (2,952,862)  $(41,372,772)
                              =========================

 CLASS B                          SHARES         AMOUNT
Year ended October 31, 2009:
Shares sold                      282,501   $  2,521,631
Shares redeemed                 (540,988)    (4,753,686)
                              -------------------------
Net decrease in shares
  outstanding before
  conversion                    (258,487)    (2,232,055)
Shares converted from Class
  B
  (See Note 1)                  (481,977)    (4,105,964)
                              -------------------------
Net decrease                    (740,464)  $ (6,338,019)
                              =========================
Year ended October 31, 2008:
Shares sold                      309,084   $  4,120,854
Shares redeemed               (1,195,611)   (15,990,020)
                              -------------------------
Net decrease in shares
  outstanding before
  conversion                    (886,527)   (11,869,166)
Shares converted from Class
  B
  (See Note 1)                (1,118,496)   (15,185,698)
                              -------------------------
Net decrease                  (2,005,023)  $(27,054,864)
                              =========================

 CLASS C                          SHARES         AMOUNT
Year ended October 31, 2009:
Shares sold                       33,784   $    296,596
Shares redeemed                  (48,676)      (433,738)
                              -------------------------
Net decrease                     (14,892)  $   (137,142)
                              =========================
Year ended October 31, 2008:
Shares sold                       30,777   $    406,562
Shares redeemed                 (130,676)    (1,763,947)
                              -------------------------
Net decrease                     (99,899)  $ (1,357,385)
                              =========================

 CLASS I                          SHARES         AMOUNT
Year ended October 31, 2009:
Shares sold                      212,601   $  2,003,292
Shares redeemed                 (213,452)    (2,276,627)
                              -------------------------
Net decrease                        (851)  $   (273,335)
                              =========================
Year ended October 31, 2008:
Shares sold                      268,725   $  3,893,906
Shares redeemed                 (108,213)    (1,569,047)
                              -------------------------
Net increase                     160,512   $  2,324,859
                              =========================




NOTE 9--OTHER MATTERS:

On May 27, 2009, New York Life Investments settled charges by the Securities and Exchange Commission ("SEC") relating to the MainStay Equity Index Fund (the "Equity Index Fund"), an S&P 500 index fund created in 1990 and sold through January 1, 2002, at which time it was closed to new investors and new investments. The Equity Index Fund is a series of the Trust and is managed by New York Life Investments. The settlement relates to the period from March 12, 2002 through June 30, 2004, during which time the SEC alleged that New York Life Investments failed to provide the Equity Index Fund's board with information necessary to evaluate the cost of a guarantee provided to shareholders of the Equity Index Fund, and that prospectus and other disclosures misrepresented that there was no charge to the Equity Index Fund or its shareholders for the guarantee. New York Life Investments, without admitting or denying the allegations, consented to the entry of an administrative cease and desist order finding violations of Sections 15(c) and 34(b) of the 1940 Act, Section 206(2) of the Investment Advisers Act of 1940, as amended, and requiring a civil penalty of $800,000, disgorgement of $3,950,075 (which represents a portion of its management fees relating to the Equity Index Fund for the relevant period) as well as interest of $1,350,709. These amounts, totaling approximately $6.101 million, are being distributed to shareholders who held shares of the Equity Index Fund between March 2002 and June 2004, without any material financial impact to New York Life Investments.

NOTE 10--SUBSEQUENT EVENTS:

In connection with the preparation of the financial statements of the Fund as of and for the fiscal year ended October 31, 2009, events and transactions subsequent to October 31, 2009 through December 23, 2009, the date the financial statements were issued, have been evaluated by the Fund's management for possible adjustment and/or disclosure. No subsequent events requiring financial


26    MainStay Small Cap Growth Fund
statement adjustment or disclosure have been identified, except for the following:

SPECIAL MEETING OF SHAREHOLDERS

Pursuant to notice, a special meeting of shareholders of the Fund was held on November 16, 2009, at the offices of New York Life Investment Management LLC in Parsippany, New Jersey. The purpose of the meeting was to approve the reorganization of the Fund with and into MainStay U.S. Small Cap Fund, formerly Small Company Value Fund.

No other business came before the special meeting.

The proposal was approved by the shareholders of the Fund by the vote tally shown below:

 VOTES FOR           VOTES AGAINST        ABSTENTIONS        TOTAL
 3,812,064              142,463             218,764        4,173,291
--------------------------------------------------------------------------



Effective as of the close of business on November 24, 2009, the Fund merged with and into MainStay U.S. Small Cap Fund and was subsequently liquidated.


                                                   mainstayinvestments.com    27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Small Cap Growth Fund ("the Fund"), one of the funds constituting The MainStay Funds, as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers or by other appropriate procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Small Cap Growth Fund of The MainStay Funds as of October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

                                  /s/ KPMG LLP

Philadelphia, Pennsylvania
December 23, 2009



28    MainStay Small Cap Growth Fund

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENTS (UNAUDITED)

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") requires that each mutual fund's board of trustees, including a majority of trustees who are not "interested persons" of the fund, as defined in the 1940 Act ("Independent Trustees"), annually review and approve the fund's investment advisory agreements. At its June 17-18, 2009 meeting, the Board of Directors/Trustees of the MainStay Group of Funds ("Board") unanimously approved the Management Agreement between the MainStay Small Cap Growth Fund ("Fund") and New York Life Investment Management LLC ("New York Life Investments"), and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC ("MacKay Shields") on behalf of the Fund.

Separately, on June 23, 2009, the Board approved New York Life Investments' recommendation to replace MacKay Shields with Epoch Investment Partners, Inc. ("Epoch" and together with MacKay Shields, the "Subadvisers") as the subadviser to the Fund pursuant to a new subadvisory agreement ("New Subadvisory Agreement"). The Board approved Epoch as subadviser of the Fund in accordance with a "manager of managers" exemptive order from the Securities and Exchange Commission ("SEC"), which allows New York Life Investments to engage certain new subadvisers for the Fund with Board approval, but without the approval of Fund shareholders. In approving the New Subadvisory Agreement,(1) the Board took into account that the shareholders of the Fund would not be asked to vote on the New Subadvisory Agreement. In addition, the Board approved New York Life Investments' proposal to reorganize the Fund with and into the MainStay Small Company Value Fund. In determining to approve these actions, the Board took several factors into account, including the fact that the actions would be part of a larger initiative designed to reposition, rationalize and streamline the MainStay Group of Funds to reduce duplication among funds, strengthen the overall fund lineup, and offer funds with more significant asset levels.

In reaching its decisions to approve the Agreements, other than the New Subadvisory Agreement, the Board considered information prepared specifically in connection with the contract review process that took place at various meetings between December 2008 and June 2009, as well as information furnished to it throughout the year at regular and special Board meetings. Information requested by and provided to the Board specifically in connection with the contract review process included, among other things, reports on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting LLC ("Strategic Insight"), an independent third-party service provider engaged by the Board to report objectively on the Fund's investment performance, management and subadvisory fees and ordinary operating expenses. The Board also requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including MacKay Shields as subadviser to the Fund, and responses to several comprehensive lists of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board. Information provided to the Board at its meetings throughout the year included, among other things, detailed investment analytics reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received throughout the year, among other things, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In reaching its decision to approve the New Subadvisory Agreement, the Board considered information furnished to the Board that was prepared specifically in connection with a special contract review process that took place at various meetings of the Board and its Committees between April 2009 and June 2009. Information provided to the Board in connection with the special contract review process included information from New York Life Investments concerning the reorganizations of several of the MainStay Funds to which Epoch was proposed to serve as subadviser, including the Fund. The Board also considered information regarding New York Life Investments' larger fund rationalization initiatives, and the information regarding the nature and depth of New York Life Investments' relationships with Epoch. The Board further considered responses from Epoch to a comprehensive list of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board.

In determining to approve the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services to be provided to the Fund by New York Life Investments and the Subadvisers; (ii) the investment performance of the Fund, New York Life Investments and MacKay Shields as subadviser to the Fund (and with respect to Epoch, the historical investment performance of similar portfolios managed by Epoch); (iii) the costs of the services to be provided, and profits to be realized, by New York Life Investments and its affiliates, including MacKay Shields, from their relationship with the Fund (and with respect to Epoch, the anticipated costs of the services to be provided, and the profits expected to be realized, by Epoch); (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund's management and subadvisory fee levels and

                                                   mainstayinvestments.com    29
overall total ordinary operating expenses, particularly as compared to similar funds and portfolios.

While individual members of the Board may have weighed certain factors differently, the Board's decisions to approve the Agreements were based on a comprehensive consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review processes. The Board's conclusions with respect to the Agreements also were based, in part, on the Board's consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, and that the Fund's shareholders, having had the opportunity to consider alternative investment products and services, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board's decisions to approve the Agreements is provided below.

NATURE, EXTENT AND QUALITY OF SERVICES TO BE PROVIDED BY NEW YORK LIFE INVESTMENTS AND EACH SUBADVISER

In considering the approval of the Agreements, the Board examined the nature, extent and quality of the services that New York Life Investments proposed to provide to the Fund. The Board evaluated New York Life Investments' experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing affiliated and non-affiliated subadvisers. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund, as well as New York Life Investments' reputation and financial condition. The Board considered New York Life Investments' performance in fulfilling its responsibilities for overseeing the Fund's legal and compliance environment, for overseeing MacKay Shields' compliance with the Fund's policies and investment objectives, and for implementing Board directives as they relate to the Fund. In addition, the Board noted that New York Life Investments also is responsible for paying all of the salaries and expenses for the Fund's officers. The Board also considered the benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund's prospectus.

As part of its considerations, the Board acknowledged New York Life Investments' recent settlement with the SEC concerning matters relating to the MainStay Equity Index Fund, including materials provided to the Board of Trustees of The MainStay Funds in 2002-2004 in connection with the annual review of that fund's management fee. The Board noted that, since this matter was first brought to the Board's attention in 2003, New York Life Investments had taken a number of steps to enhance the quality and completeness of information provided to the Board in connection with the Board's consideration of the MainStay Group of Funds' investment advisory contracts. The Board believes that New York Life Investments has taken appropriate actions in response to this matter.

The Board also examined the nature, extent and quality of the services that each Subadviser proposed to provide to the Fund. The Board evaluated MacKay Shields' experience in serving as subadviser to the Fund and each Subadviser's experience in managing other portfolios. It examined each Subadviser's track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at each Subadviser, and each Subadviser's overall legal and compliance environment. The Board also reviewed each Subadviser's willingness to invest in personnel designed to benefit the Fund. In this regard, the Board considered the experience of each Subadviser's portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund likely would continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments' and MacKay Shields' experience, personnel, operations and resources, and, with respect to the New Subadvisory Agreement, that the Fund likely would benefit from the nature, extent and quality of these services as a result of Epoch's experience, personnel, operations and resources.

INVESTMENT PERFORMANCE

In evaluating the Fund's investment performance, the Board considered investment performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board further considered MacKay Shields' decision to focus primarily on fixed income asset management and determined that it would be in the best interest of the Fund to retain Epoch as the subadviser of the Fund. With respect to the Board's consideration of the New Subadvisory Agreement, the Board considered the historical investment performance results of similar portfolios managed by Epoch, as well as the strength of Epoch's resources (including research capabilities) that may result in stronger long-term investment performance for the Fund over time. The Board acknowledged that the Fund would be making modifications to its principal investment strategies, investment processes, principal risks, and primary benchmark to align it with Epoch's investment approach. The Board particularly considered the


30    MainStay Small Cap Growth Fund
detailed investment analytics reports in regards to New York Life Investments and MacKay Shields provided by New York Life Investments' Investment Consulting Group on the Fund throughout the year. These reports, which were prepared by New York Life Investments in consultation with the Board, include, among other things, information on the Fund's gross and net returns, the Fund's investment performance relative to relevant investment categories and Fund benchmarks, the Fund's risk-adjusted investment performance, and the Fund's investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to similar mutual funds managed by other investment advisers.

In considering the Fund's investment performance, the Board gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund's investment performance, as well as discussions between each Subadviser's portfolio managers and the Board that occurred at meetings from time to time throughout the year and in previous years. In connection with its consideration of the New Subadvisory Agreement, the Board took into account its discussions with senior management and investment personnel at Epoch. The Board also considered any specific actions that New York Life Investments had taken, or had agreed with the Board to take, to enhance Fund investment performance, and the results of those actions. In considering the Fund's investment performance, the Board focused principally on the Fund's long-term performance track record.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements that, while the Fund's investment performance over time has been satisfactory, in the case of the New Subadvisory Agreement, the selection of Epoch as subadviser to the Fund is likely to strengthen the Fund's long-term investment performance to the benefit of shareholders. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Annual Report and in the Fund's prospectus.

COSTS OF THE SERVICES PROVIDED, AND PROFITS TO BE REALIZED, BY NEW YORK LIFE INVESTMENTS AND EACH SUBADVISER

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Agreements, the estimated costs of the services to be provided by Epoch under the New Subadvisory Agreement, and the profits expected to be realized by New York Life Investments and its affiliates and Epoch due to their relationships with the Fund. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In evaluating the costs and profits of New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund, the Board considered, among other things, each party's investments in personnel, systems, equipment and other resources necessary to manage the Fund, and the fact that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and MacKay Shields must be in a position to pay and retain experienced professional personnel to provide services to the Fund and that New York Life Investments' ability to maintain a strong financial position is important in order for New York Life Investments to continue to provide high-quality ongoing services to the Fund. The Board noted, for example, increased costs borne by New York Life Investments and its affiliates due to new and ongoing regulatory and compliance requirements. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

The Board also reviewed information from New York Life Investments and its affiliates and Epoch regarding their profitability or anticipated profitability due to their overall relationships with the Fund. For New York Life Investments and MacKay Shields, the Board considered information illustrating the revenues and expenses allocated to the Fund. With respect to Epoch, the Board did not consider specific profitability information from Epoch's relationship with the Fund, since Epoch had not commenced its service as subadviser at the time the Board considered its approval of the New Subadvisory Agreement. However, the Board considered information provided by Epoch reflecting Epoch's profitability with respect to similar mutual funds managed by Epoch, and other information that allowed the Board to estimate the expected costs and profits of Epoch in connection with its service as subadviser to the Fund. Because Epoch is not affiliated with New York Life Investments, and Epoch's fees are paid directly by New York Life Investments, the Board focused primarily on the profitability of the relationship among New York Life Investments, its affiliates and the Fund.

The Board noted the difficulty in obtaining reliable comparative data about mutual fund managers' profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager's organization, the types of funds it manages, and the manager's capital structure and costs of capital. While recognizing the difficulty in evaluating a manager's profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board

                                                   mainstayinvestments.com    31
with respect to the Fund was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board recognized, for example, the benefits to the Subadvisers from legally permitted "soft-dollar" arrangements by which brokers provide or would provide research and other services to the Subadvisers in exchange for commissions paid by the Fund with respect to trades on the Fund's portfolio securities. With respect to Epoch, the Board requested and received information from Epoch and New York Life Investments concerning other business relationships between Epoch and its affiliates, on the one hand, and New York Life Investments and its affiliates, on the other. The Board requested and received assurances that these other business relationships did not impact New York Life Investments' recommendation for Epoch to serve as subadviser.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments' affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund's transfer agent and distributor. The information provided to the Board indicated that the profitability to New York Life Investments and its affiliates arising directly from these other arrangements was not excessive. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the annual contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments' relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that the profits to be realized by New York Life Investments and its affiliates (including MacKay Shields) and Epoch due to their relationships with the Fund are fair and reasonable. With respect to Epoch, the Board considered that any profits to be realized by Epoch due to its relationship with the Fund are the result of arm's-length negotiations between New York Life Investments and Epoch, and are based on subadvisory fees to be paid to Epoch by New York Life Investments, not the Fund.

EXTENT TO WHICH ECONOMIES OF SCALE MAY BE REALIZED AS THE FUND GROWS

The Board also considered whether the Fund's expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from New York Life Investments and Strategic Insight showing how the Fund's management fee hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. The Board noted the extent to which the Fund benefits from breakpoints, expense waivers or reimbursements, as applicable. While recognizing that any precise determination of future economies of scale is necessarily subjective, the Board considered the extent to which New York Life Investments and the Subadvisers may realize a larger profit margin as the Fund's assets grow over time.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund's expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund's expense structure as the Fund grows over time.

MANAGEMENT AND SUBADVISORY FEES AND TOTAL ORDINARY OPERATING EXPENSES

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund's expected total ordinary operating expenses. The Board primarily considered the reasonableness of the overall management fees paid by the Fund to New York Life Investments, since the fees to be paid to each Subadviser are paid by New York Life Investments, not the Fund. The Board also considered the impact of the Fund's expense limitation arrangements pursuant to which New York Life Investments has agreed to limit the Fund's total ordinary operating expenses.

In assessing the reasonableness of the Fund's fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. The Board noted the impact of the recent economic crisis on the MainStay Group of Funds and, consistent with statements from SEC staff members and with published advice from Strategic Insight, the Board reviewed supplemental peer data that reflected more recent peer groupings based on relatively smaller asset sizes. In addition, the Board considered information provided by New York Life Investments and the Subadvisers on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account explanations from New York Life Investments and the Subadvisers about the different scope of services provided to retail mutual funds as compared with other investment advisory clients.

The Board noted that, outside of the Fund's management fee and the fees charged under a share class's Rule 12b-1 and/or shareholder services plans, a share class's most significant "other expenses" are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a "per-account" fee) as compared


32    MainStay Small Cap Growth Fund
with certain other fees (e.g., management fees), which are charged based on the Fund's average net assets. The Board took into account information from New York Life Investments showing that the Fund's transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company ("NSC"), the Fund's transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board particularly considered representations from New York Life Investments that the MainStay Group of Funds' transfer agent fee structure is designed to allow NSC to provide transfer agent services to the Funds essentially "at cost," and that NSC historically has realized only very modest profitability from providing transfer agent services to the Funds.

The Board observed that, because the Fund's transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class's expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board noted that transfer agent fees are a significant portion of total expenses of many funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tends to be greater than for other open-end retail funds because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board noted the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company ("New York Life") policyholders, who often maintain smaller account balances than other fund investors. The Board discussed measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) closing small accounts with balances below $500;
(iv) since 2007, charging an annual $20.00 small account fee on accounts with balances below $1,000; (v) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts; and (vi) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors.

After considering all of the factors outlined above, the Board concluded that the Fund's management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board's overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

CONCLUSION

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements and the New Subadvisory Agreement.


                                                   mainstayinvestments.com    33

FEDERAL INCOME TAX

INFORMATION (UNAUDITED)

In February 2010, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 the federal tax status of the distributions received by shareholders in calendar year 2009. The amounts that will be reported on such 1099-DIV will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2009.

PROXY VOTING POLICIES AND

PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund's securities is available without charge, upon request (i) by visiting the Fund's website at mainstayinvestments.com; or
(ii) on the SEC's website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782);
(ii) by visiting the Funds' website at mainstayinvestments.com; or (iii) on the SEC's website at www.sec.gov.


SHAREHOLDER REPORTS AND

QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge, on the SEC's website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782).You can also obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).



34    MainStay Small Cap Growth Fund

BOARD MEMBERS AND OFFICERS (UNAUDITED)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, Eclipse Funds, Eclipse Funds Inc., ICAP Funds, Inc. MainStay Funds Trust, and MainStay VP Series Fund, Inc.) (collectively, the "Fund Complex"), the Manager and when applicable, the Subadvisor(s). Each Board member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation upon reaching age 72. A Board Member reaching the age of 72 may continue for additional one-year periods with the approval of the Board's Nominating and Governance Committee.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782).

                                                                                  NUMBER OF
                 TERM OF OFFICE,                                                  FUNDS IN FUND   OTHER
                 POSITION(S) HELD                                                 COMPLEX         DIRECTORSHIPS
NAME AND         WITH THE FUND COMPLEX AND        PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER
 ---------------------------------------------------------------------------------------------------------------------------
INTERESTED BOARD MEMBER*

JOHN Y. KIM      Indefinite;                      Member of the Board of                65        None
9/24/60          ECLIPSE TRUST: Trustee since     Managers, President and Chief
                 2008 (2 funds);                  Executive Officer (since 2008)
                 ECLIPSE FUNDS INC.: Director     of New York Life Investment
                 since 2008                       Management LLC and New York
                 (21 funds);                      Life Investment Management
                 ICAP FUNDS, INC.: Director       Holdings LLC; Member of the
                 since 2008                       Board of Managers, MacKay
                 (4 funds);                       Shields LLC (since 2008);
                 MAINSTAY TRUST: Trustee since    Chairman of the Board,
                 2008                             Institutional Capital LLC,
                 (14 funds);                      Madison Capital LLC, McMorgan
                 MAINSTAY FUNDS TRUST: Trustee    & Company LLC, Chairman and
                 since April 2009 (4 funds);      Chief Executive Officer,
                 and                              NYLIFE Distributors LLC and
                 MAINSTAY VP SERIES FUND, INC.:   Chairman of the Board of
                                                  Managers, NYLCAP Manager, LLC
                 Director since 2008              (since 2008); President,
                 (20 portfolios).                 Prudential Retirement, a
                                                  business unit of Prudential
                                                  Financial, Inc. (2002 to 2007)
----------------------------------------------------------------------------------------------------------------------------




   * This Board Member is considered to be an "interested person" of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company. New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled "Principal Occupation(s) During the Past Five Years."


                                                   mainstayinvestments.com    35

                                                                                  NUMBER OF
                 TERM OF OFFICE,                                                  FUNDS IN FUND   OTHER
                 POSITION(S) HELD                                                 COMPLEX         DIRECTORSHIPS
NAME AND         WITH THE FUND COMPLEX AND        PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER
 ---------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED BOARD MEMBERS

SUSAN B. KERLEY  Indefinite;                      President, Strategic                  65        Trustee, Legg Mason
8/12/51          ECLIPSE TRUST: Chairman since    Management Advisors LLC (since                  Partners Funds, Inc.,
                 2005, and Trustee since 2000     1990)                                           since 1991 (59 portfolios)
                 (2 funds);
                 ECLIPSE FUNDS INC.: Chairman
                 since 2005 and Director since
                 1990 (21 funds);
                 ICAP FUNDS, INC.:  Chairman
                 and Director since 2006 (4
                 funds);
                 MAINSTAY TRUST: Chairman and
                 Board Member since 2007;
                 MAINSTAY FUNDS TRUST: Chairman
                 and Trustee since April 2009
                 (4 funds); and
                 MAINSTAY VP SERIES FUND, INC.:
                 Chairman and Director since
                 2007 (20 portfolios).
----------------------------------------------------------------------------------------------------------------------------
ALAN R. LATSHAW  Indefinite;                      Retired; Partner, Ernst &             65        Trustee, State Farm
3/27/51          ECLIPSE TRUST: Trustee and       Young LLP (2002 to 2003);                       Associates Funds Trusts
                 Audit Committee Financial        Partner, Arthur Andersen LLP                    since 2005 (4 portfolios);
                 Expert since 2007 (2 funds);     (1989 to 2002); Consultant to                   Trustee, State Farm Mutual
                 ECLIPSE FUNDS INC.: Director     the MainStay Funds Audit and                    Fund Trust since 2005 (15
                 and Audit Committee Financial    Compliance Committee (2004 to                   portfolios); Trustee,
                 Expert since 2007                2006)                                           State Farm Variable
                 (21 funds);                                                                      Product Trust since 2005
                 ICAP FUNDS, INC.:  Director                                                      (9 portfolios)
                 and Audit Committee Financial
                 Expert since 2007
                 (4 funds);
                 MAINSTAY TRUST: Trustee and
                 Audit Committee Financial
                 Expert since 2006
                 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 and Audit Committee Financial
                 Expert since April 2009 (4
                 funds); and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director and Audit Committee
                 Financial Expert since 2007
                 (20 portfolios).
----------------------------------------------------------------------------------------------------------------------------






36    MainStay Small Cap Growth Fund

                                                                                  NUMBER OF
                 TERM OF OFFICE,                                                  FUNDS IN FUND   OTHER
                 POSITION(S) HELD                                                 COMPLEX         DIRECTORSHIPS
NAME AND         WITH THE FUND COMPLEX AND        PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER
 ---------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED BOARD MEMBERS

PETER MEENAN     Indefinite;                      Independent Consultant;               65        None
12/5/41          ECLIPSE TRUST: Trustee since     President and Chief Executive
                 2002 (2 funds);                  Officer, Babson--United, Inc.
                 ECLIPSE FUNDS INC.: Director     (financial services firm)
                 since 2002                       (2000 to 2004); Independent
                 (21 funds);                      Consultant (1999 to 2000);
                 ICAP FUNDS, INC.:  Director      Head of Global Funds, Citicorp
                 since 2006                       (1995 to 1999)
                 (4 funds);
                 MAINSTAY TRUST: Trustee since
                 2007
                 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since April 2009 (4 funds);
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 2007
                 (20 portfolios).
----------------------------------------------------------------------------------------------------------------------------
RICHARD H.       Indefinite;                      Managing Director, ICC Capital        65        None
NOLAN, JR.       ECLIPSE TRUST: Trustee since     Management;
11/16/46         2007 (2 funds);                  President--Shields/Alliance,
                 ECLIPSE FUNDS INC.: Director     Alliance Capital Management
                 since 2007                       (1994 to 2004)
                 (21 funds);
                 ICAP FUNDS, INC.:  Director
                 since 2007
                 (4 funds);
                 MAINSTAY TRUST: Trustee since
                 2007
                 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since April 2009 (4 funds);
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 2006
                 (20 portfolios).
----------------------------------------------------------------------------------------------------------------------------
RICHARD S.       Indefinite;                      Chairman  and Chief Executive         65        None
TRUTANIC         ECLIPSE TRUST: Trustee since     Officer Somerset & Company
2/13/52          2007 (2 funds);                  (financial advisory firm)
                 ECLIPSE FUNDS INC.: Director     (since 2004); Managing
                 since 2007                       Director The Carlyle Group
                 (21 funds);                      (private investment firm)
                 ICAP FUNDS, INC.:  Director      (2002 to 2004); Senior
                 since 2007                       Managing Director, Partner and
                 (4 funds);                       Board Member, Groupe Arnault
                 MAINSTAY TRUST: Trustee since    S.A. (private investment firm)
                 1994                             (1999 to 2002)
                 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since April 2009 (4 funds);
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 2007 (20
                 portfolios).
----------------------------------------------------------------------------------------------------------------------------





                                                   mainstayinvestments.com    37

                                                                                  NUMBER OF
                 TERM OF OFFICE,                                                  FUNDS IN FUND   OTHER
                 POSITION(S) HELD                                                 COMPLEX         DIRECTORSHIPS
NAME AND         WITH THE FUND COMPLEX AND        PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER
 ---------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED BOARD MEMBERS

ROMAN L. WEIL    Indefinite;                      V. Duane Rath Professor               65        None
5/22/40          ECLIPSE TRUST:                   Emeritus of Accounting,
                 Trustee and Audit Committee      Chicago Booth School of
                 Financial Expert since 2007      Business, University of
                 (2 funds);                       Chicago; President, Roman L.
                 ECLIPSE FUNDS INC.: Director     Weil Associates, Inc.
                 and Audit Committee Financial    (consulting firm)
                 Expert since 2007
                 (21 funds);
                 ICAP FUNDS, INC.:  Director
                 and Audit Committee Financial
                 Expert since 2007
                 (4 funds);
                 MAINSTAY TRUST: Trustee and
                 Audit Committee Financial
                 Expert since 2007
                 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since April 2009 (4 funds);
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 1994 and Audit
                 Committee Financial Expert
                 since 2003
                 (20 portfolios).
----------------------------------------------------------------------------------------------------------------------------
JOHN A. WEISSER  Indefinite;                      Retired. Managing Director of         65        Trustee, Direxion Funds
                 ECLIPSE TRUST:                   Salomon Brothers, Inc. (1971                    (34 portfolios) and
10/22/41         Trustee since 2007               to 1995)                                        Direxion Insurance Trust
                 (2 funds);                                                                       (3 portfolios) since 2007;
                 ECLIPSE FUNDS INC.: Director                                                     Trustee, Direxion Shares
                 since 2007                                                                       ETF Trust, since 2008 (22
                 (21 funds);                                                                      portfolios)
                 ICAP FUNDS, INC.:  Director
                 since 2007
                 (4 funds);
                 MAINSTAY TRUST: Trustee since
                 2007
                 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since April 2009 (4 funds);
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 1997
                 (20 portfolios).
----------------------------------------------------------------------------------------------------------------------------






38    MainStay Small Cap Growth Fund

   At a meeting of the Board Members held on June 18, 2009, the following individuals were appointed to serve as Officers of the MainStay Group of Funds.


           POSITIONS(S)
           HELD
           WITH THE
NAME AND   FUNDS
DATE OF    AND LENGTH OF   PRINCIPAL OCCUPATION(S)
BIRTH      SERVICE         DURING PAST FIVE YEARS
 --------------------------------------------------------------------------------
OFFICERS

JACK R.    Treasurer and   Assistant Treasurer, New York Life Investment
BENIN-     Principal       Management Holdings LLC (since July 2008); Managing
TENDE      Financial and   Director, New York Life Investment Management LLC
5/12/64    Accounting      (since 2007); Treasurer and Principal Financial and
           Officer since   Accounting Officer, MainStay VP Series Fund, Inc. and
           2007            ICAP Funds, Inc. (since 2007), and MainStay Funds
                           Trust (since April 2009); Vice President, Prudential
                           Investments (2000 to 2007); Assistant Treasurer,
                           JennisonDryden Family of Funds, Target Portfolio
                           Trust, The Prudential Series Fund and American Skandia
                           Trust (2006 to 2007); Treasurer and Principal
                           Financial Officer, The Greater China Fund (2007)
---------------------------------------------------------------------------------
JEFFREY    Vice            Managing Director, Compliance (since 2009), Director
A.         President and   and Associate General Counsel, New York Life
ENGELSMAN  Chief           Investment Management LLC (2005 to 2008); Assistant
9/28/67    Compliance      Secretary, NYLIFE Distributors LLC (2006 to 2008);
           Officer since   Vice President and Chief Compliance Officer, ICAP
           January 2009    Funds, Inc. (since January 2009), and MainStay Funds
                           Trust (since April 2009); Assistant Secretary, The
                           MainStay Funds and ICAP Funds, Inc. (2006 to 2008);
                           Assistant Secretary, Eclipse Funds, Eclipse Funds,
                           Inc., and MainStay VP Series Fund, Inc. (2005 to
                           2008); Director and Senior Counsel, Deutsche Asset
                           Management (1999 to 2005)
---------------------------------------------------------------------------------
STEPHEN    President       President and Chief Operating Officer, NYLIFE
P. FISHER  since 2007      Distributors LLC (since 2008); Chairman of the Board,
2/22/59                    NYLIM Service Company (since 2008); Senior Managing
                           Director and Chief Marketing Officer, New York Life
                           Investment Management LLC (since 2005); Managing
                           Director--Retail Marketing, New York Life Investment
                           Management LLC (2003 to 2005); President, MainStay VP
                           Series Fund, Inc. and ICAP Funds, Inc. (since 2007),
                           and MainStay Funds Trust (since April 2009); Managing
                           Director, UBS Global Asset Management (1999 to 2003)
---------------------------------------------------------------------------------
SCOTT T.   Vice            Director, New York Life Investment Management LLC
HAR-       Presiden-       (including predecessor advisory organizations) (since
RINGTON    t--Adminis-     2000); Executive Vice President, New York Life Trust
2/8/59     tration since   Company and New York Life Trust Company, FSB (since
           2005            2006); Vice President--Administration, MainStay VP
                           Series Fund, Inc. (since 2005), ICAP Funds, Inc.
                           (since 2006) and MainStay Funds Trust (since April
                           2009)
---------------------------------------------------------------------------------
MARGUER-   Chief Legal     Vice President, Associate General Counsel and
ITE E. H.  Officer since   Assistant Secretary, New York Life Insurance Company
MORRISON   2008 and        (since 2008); Managing Director, Associate General
3/26/56    Secretary       Counsel and Assistant Secretary, New York Life
           since 2004      Investment Management LLC (since 2004); Managing
                           Director and Secretary, NYLIFE Distributors LLC;
                           Secretary, NYLIM Service Company (since 2008);
                           Assistant Secretary, New York Life Investment
                           Management Holdings LLC (since 2008); Chief Legal
                           Officer (since 2008) and Secretary, MainStay VP Series
                           Fund, Inc. (since 2004), ICAP Funds, Inc. (since 2006)
                           and MainStay Funds Trust (since April 2009); Chief
                           Legal Officer--Mutual Funds and Vice President and
                           Corporate Counsel, The Prudential Insurance Company of
                           America (2000 to 2004)
---------------------------------------------------------------------------------




   * The Officers listed above are considered to be "interested persons" of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company. New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column captioned "Principal Occupation(s) During Past Five Years." Officers are elected annually by the Boards to serve a one year term.


                                                   mainstayinvestments.com    39

                       This page intentionally left blank

                       This page intentionally left blank

                       This page intentionally left blank

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MAINSTAY 130/30 CORE FUND
MAINSTAY 130/30 GROWTH FUND
MAINSTAY COMMON STOCK FUND
MAINSTAY EPOCH U.S. ALL CAP FUND
MAINSTAY EPOCH U.S. EQUITY FUND
MAINSTAY EQUITY INDEX FUND(1)
MAINSTAY GROWTH EQUITY FUND
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY MAP FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY U.S. SMALL CAP FUND

INCOME FUNDS
MAINSTAY 130/30 HIGH YIELD FUND
MAINSTAY CASH RESERVES FUND
MAINSTAY DIVERSIFIED INCOME FUND
MAINSTAY FLOATING RATE FUND
MAINSTAY GOVERNMENT FUND
MAINSTAY HIGH YIELD CORPORATE BOND FUND
MAINSTAY INDEXED BOND FUND
MAINSTAY INTERMEDIATE TERM BOND FUND
MAINSTAY MONEY MARKET FUND
MAINSTAY PRINCIPAL PRESERVATION FUND
MAINSTAY SHORT TERM BOND FUND
MAINSTAY TAX FREE BOND FUND

BLENDED FUNDS
MAINSTAY BALANCED FUND
MAINSTAY CONVERTIBLE FUND
MAINSTAY INCOME BUILDER FUND

INTERNATIONAL FUNDS
MAINSTAY 130/30 INTERNATIONAL FUND
MAINSTAY EPOCH GLOBAL CHOICE FUND
MAINSTAY EPOCH GLOBAL EQUITY YIELD FUND
MAINSTAY EPOCH INTERNATIONAL SMALL CAP FUND
MAINSTAY GLOBAL HIGH INCOME FUND
MAINSTAY ICAP GLOBAL FUND
MAINSTAY ICAP INTERNATIONAL FUND
MAINSTAY INTERNATIONAL EQUITY FUND


ASSET ALLOCATION FUNDS
MAINSTAY CONSERVATIVE ALLOCATION FUND
MAINSTAY GROWTH ALLOCATION FUND
MAINSTAY MODERATE ALLOCATION FUND
MAINSTAY MODERATE GROWTH ALLOCATION FUND

RETIREMENT FUNDS
MAINSTAY RETIREMENT 2010 FUND
MAINSTAY RETIREMENT 2020 FUND
MAINSTAY RETIREMENT 2030 FUND
MAINSTAY RETIREMENT 2040 FUND
MAINSTAY RETIREMENT 2050 FUND

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
NEW YORK, NEW YORK

SUBADVISORS

EPOCH INVESTMENT PARTNERS, INC.
NEW YORK, NEW YORK

INSTITUTIONAL CAPITAL LLC(2)
CHICAGO, ILLINOIS

MACKAY SHIELDS LLC(2)
NEW YORK, NEW YORK

MADISON SQUARE INVESTORS LLC(2)
NEW YORK, NEW YORK

MARKSTON INTERNATIONAL LLC
WHITE PLAINS, NEW YORK

WINSLOW CAPITAL MANAGEMENT, INC.
MINNEAPOLIS, MINNESOTA

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 800-MAINSTAY (624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.

                          Not part of the Annual Report

----------------------------------------------------
Not FDIC/NCUA Insured  Not a Deposit  May Lose Value



-------------------------------------------------------
No Bank Guarantee  Not Insured by Any Government Agency
-------------------------------------------------------




NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

mainstayinvestments.com                                       The MainStay Funds

(C) 2009 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-A015925         (RECYCLE LOGO)            MS283-09           MSSG11-12/09
                                                                          24

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 CAPITAL APPRECIATION FUND



                 Message from the President

                 and

                 Annual Report

                 October 31, 2009

MESSAGE FROM THE PRESIDENT

The 12-month period ended October 31, 2009, was generally positive for stock and bond investors alike. Signs that the economy was beginning to stabilize brought renewed hope to investors and helped generate a sharp turnaround in the stock market.

When the reporting period began, the stock and bond markets were still reacting to the government's massive bailout plan. Several new facilities were instituted to help restore market liquidity, and the Federal Reserve agreed to purchase various types of securities in a strategy known as quantitative easing.

On December 16, 2008, the Federal Open Market Committee lowered the federal funds target rate to a range between 0.0% and 0.25%. Over time, the markets responded favorably to the coordinated efforts of Congress, the Treasury Department, the Federal Deposit Insurance Corporation, the Federal Reserve and other central banks to address the credit crisis. The turning point for the U.S. stock market came in March 2009, when investors became convinced that the worst was over and an economic recovery was likely.

Domestic equities generally advanced for the remainder of the reporting period, with the strongest results coming from stocks that had been among the hardest hit when the market fell. Despite advances in some financial stocks, the financials sector as a whole declined during the reporting period.

International stocks advanced, with strong results in the materials sector as commodity prices recovered. As investors moved from defensive sectors to more cyclical stocks, utilities weakened but semiconductor companies recorded strong results.

In the fixed-income markets, higher-risk segments were particularly strong. High-yield bonds, floating-rate debt and emerging-market debt were generally strong performers. U.S. Treasury securities and high-grade corporate issues, which had been stellar performers in the first half of the reporting period, weakened as investors' appetite for risk increased.

To keep your investments on a solid footing in a shifting market environment, our portfolio managers pursued their respective investment objectives and strategies with confidence and determination. Although short-term variations are an inevitable part of investing, our portfolio managers know that long-term results are the ultimate measure of investment success.

Fortunately, after three calendar quarters of economic contraction, gross domestic product was once again positive in the third quarter of 2009. Corporate profits, while still below third-quarter 2008 levels, have advanced for three consecutive quarters. At MainStay Funds, we find this economic data encouraging, and we hope you do too.

At MainStay, we have long recommended that our clients get invested, stay invested and add to their investments over time. With prudent diversification, gradual portfolio adjustments and a long-term perspective, MainStay shareholders can maintain a positive outlook as they pursue their financial goals.

Sincerely,


/s/ STEPHEN P. FISHER


Stephen P. Fisher
President



                          Not part of the Annual Report

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 CAPITAL APPRECIATION FUND



                 MainStay Funds

                 Annual Report

                 October 31, 2009

TABLE OF CONTENTS


ANNUAL REPORT
---------------------------------------------

INVESTMENT AND PERFORMANCE COMPARISON       5
---------------------------------------------

PORTFOLIO MANAGEMENT DISCUSSION AND
ANALYSIS                                    9
---------------------------------------------

PORTFOLIO OF INVESTMENTS                   11
---------------------------------------------

FINANCIAL STATEMENTS                       13
---------------------------------------------

NOTES TO FINANCIAL STATEMENTS              19
---------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM                            25
---------------------------------------------

BOARD CONSIDERATION AND APPROVAL OF
MANAGEMENT AGREEMENT AND NEW SUBADVISORY
AGREEMENT                                  26
---------------------------------------------

FEDERAL INCOME TAX INFORMATION             31
---------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        31
---------------------------------------------

SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       31
---------------------------------------------

BOARD MEMBERS AND OFFICERS                 32

INVESTMENT AND PERFORMANCE COMPARISON(1)(UNAUDITED)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(2)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               ONE      FIVE       TEN
TOTAL RETURNS               YEAR      YEARS     YEARS
-----------------------------------------------------
With sales charges          8.99%    -0.99%    -4.90%
Excluding sales charges    15.34      0.14     -4.36




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                            MAINSTAY CAPITAL    RUSSELL 1000(R)    S&P 500(R)
                           APPRECIATION FUND      GROWTH INDEX        INDEX
                           -----------------    ---------------    ----------
10/31/99                          9450               10000            10000
                                 10625               10933            10609
                                  6539                6566             7967
                                  5203                5278             6764
                                  6036                6429             8170
                                  6010                6646             8940
                                  6666                7232             9720
                                  7213                8016            11308
                                  8605                9557            12954
                                  5246                6026             8278
10/31/09                          6050                7080             9090





CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               ONE      FIVE       TEN
TOTAL RETURNS               YEAR      YEARS     YEARS
-----------------------------------------------------
With sales charges          9.39%    -0.88%    -4.85%
Excluding sales charges    15.76      0.24     -4.31




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                            MAINSTAY CAPITAL    RUSSELL 1000(R)    S&P 500(R)
                           APPRECIATION FUND      GROWTH INDEX        INDEX
                           -----------------    ---------------    ----------
10/31/99                         23625               25000            25000
                                 26563               27333            26523
                                 16348               16415            19918
                                 13008               13195            16909
                                 15091               16073            20426
                                 15024               16616            22350
                                 16664               18081            24299
                                 18033               20041            28270
                                 21512               23893            32386
                                 13138               15064            20696
10/31/09                         15209               17701            22725





CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               ONE      FIVE       TEN
TOTAL RETURNS               YEAR      YEARS     YEARS
-----------------------------------------------------
With sales charges          9.46%    -0.99%    -5.09%
Excluding sales charges    14.46     -0.62     -5.09




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                            MAINSTAY CAPITAL    RUSSELL 1000(R)    S&P 500(R)
                           APPRECIATION FUND      GROWTH INDEX        INDEX
                           -----------------    ---------------    ----------
10/31/99                         10000               10000            10000
                                 11159               10933            10609
                                  6814                6566             7967
                                  5380                5278             6764
                                  6191                6429             8170
                                  6118                6646             8940
                                  6736                7232             9720
                                  7235                8016            11308
                                  8567                9557            12954
                                  5182                6026             8278
10/31/09                          5931                7080             9090



1. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares generally have a $25,000 minimum initial investment with no minimum subsequent purchase amount. For investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds, the minimum initial investment is $15,000. Investor Class shares and Class A shares are sold with a maximum initial sales charge of 5.50% and an annual 12b-1 fee of 0.25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of up to 5.00% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%, Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million. Performance figures shown reflect nonrecurring reimbursements from affiliates for professional fees and losses attributable to shareholder trading arrangements. If these nonrecurring reimbursements had not been made, the total return (excluding sales charges) would have been 0.18% for Class A, -1.07% for Class B, -0.73% for Class C and 0.68% for Class I for the five-year period ended October 31, 2009, and -4.34% for Class A, -5.30% for Class B, -5.15% for Class C and -4.08% for Class I for the ten-year period then ended. Investor Class shares were not affected because the reimbursement occurred prior to the launch of the share class. Effective November 24, 2009, the Fund merged with and into MainStay Growth Equity Fund.

THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               ONE      FIVE       TEN
TOTAL RETURNS               YEAR      YEARS     YEARS
-----------------------------------------------------
With sales charges         13.45%    -0.61%    -5.09%
Excluding sales charges    14.45     -0.61     -5.09




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                            MAINSTAY CAPITAL    RUSSELL 1000(R)    S&P 500(R)
                           APPRECIATION FUND      GROWTH INDEX        INDEX
                           -----------------    ---------------    ----------
10/31/99                         10000               10000            10000
                                 11159               10933            10609
                                  6814                6566             7967
                                  5380                5278             6764
                                  6191                6429             8170
                                  6118                6646             8940
                                  6736                7232             9720
                                  7235                8016            11308
                                  8569                9557            12954
                                  5185                6026             8278
10/31/09                          5934                7080             9090





CLASS I SHARES(3)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               ONE      FIVE      TEN
TOTAL RETURNS               YEAR     YEARS     YEARS
----------------------------------------------------
                           15.99%    0.68%    -4.08%




(PERFORMANCE GRAPH)

                            MAINSTAY CAPITAL    RUSSELL 1000(R)    S&P 500(R)
                           APPRECIATION FUND      GROWTH INDEX        INDEX
                           -----------------    ---------------    ----------
10/31/99                         10000               10000            10000
                                 11247               10933            10609
                                  6894                6566             7967
                                  5496                5278             6764
                                  6387                6429             8170
                                  6371                6646             8940
                                  7089                7232             9720
                                  7715                8016            11308
                                  9259                9557            12954
                                  5681                6026             8278
10/31/09                          6590                7080             9090





 BENCHMARK PERFORMANCE                       ONE      FIVE      TEN
                                            YEAR     YEARS     YEARS
Russell 1000(R) Growth Index(4)            17.51%    1.27%    -3.39%
S&P 500(R) Index(5)                         9.80     0.33     -0.95
Average Lipper large-cap growth fund(6)    14.74     0.70     -2.13



2. Performance figures for Investor Class shares, first offered to the public on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for Investor Class shares might have been lower.
3. Performance figures for Class I shares, first offered on January 2, 2004, include the historical performance of Class B shares through January 1, 2004, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for Class I shares might have been lower.
4. The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. The Russell 1000(R) Growth Index is the Fund's broad-based securities market index for comparison purposes. An investment cannot be made directly in an index.
5. The S&P 500(R) Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6. The average Lipper large-cap growth fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalization (on a three-year weighted basis) above Lipper's U.S. Diversified Equity large-cap floor. Large-cap growth funds typically have an above-average price-to-earning ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500(R) Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

THE FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



6    MainStay Capital Appreciation Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY CAPITAL APPRECIATION FUND (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2009, to October 31, 2009, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2009, to October 31, 2009.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended October 31, 2009. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      5/1/09        10/31/09       PERIOD(1)        10/31/09        PERIOD(1)
INVESTOR CLASS SHARES          $1,000.00       $1,187.10        $ 8.65         $1,017.30         $ 7.98
--------------------------------------------------------------------------------------------------------

CLASS A SHARES                 $1,000.00       $1,188.60        $ 7.28         $1,018.60         $ 6.72
--------------------------------------------------------------------------------------------------------

CLASS B SHARES                 $1,000.00       $1,182.40        $12.65         $1,013.60         $11.67
--------------------------------------------------------------------------------------------------------

CLASS C SHARES                 $1,000.00       $1,182.90        $12.71         $1,013.60         $11.72
--------------------------------------------------------------------------------------------------------

CLASS I SHARES                 $1,000.00       $1,190.30        $ 5.91         $1,019.80         $ 5.45
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (1.57% for Investor Class, 1.32% for Class A, 2.30% for Class B, 2.31% for Class C and 1.07% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.


                                                    mainstayinvestments.com    7

INDUSTRY COMPOSITION AS OF OCTOBER 31, 2009 (UNAUDITED)



Communications Equipment               8.7%
Software                               7.4
Computers & Peripherals                7.0
Machinery                              6.8
Beverages                              5.4
Internet Software & Services           5.1
Pharmaceuticals                        5.0
Biotechnology                          4.6
Hotels, Restaurants & Leisure          4.6
Oil, Gas & Consumable Fuels            4.5
Semiconductors & Semiconductor
  Equipment                            4.3
Capital Markets                        4.0
Internet & Catalog Retail              3.0
Health Care Equipment & Supplies       2.7
Multiline Retail                       2.7
Energy Equipment & Services            2.1
Food & Staples Retailing               2.1
IT Services                            2.0
Specialty Retail                       1.8
Health Care Providers & Services       1.7
Road & Rail                            1.7
Household Products                     1.5
Textiles, Apparel & Luxury Goods       1.3
Tobacco                                1.3
Aerospace & Defense                    1.2
Consumer Finance                       1.0
Diversified Financial Services         0.9
Trading Companies & Distributors       0.9
Wireless Telecommunication Services    0.9
Insurance                              0.7
Metals & Mining                        0.5
Short-Term Investment                  2.5
Other Assets, Less Liabilities         0.1
                                     -----
                                     100.0%
                                     =====



 See Portfolio of Investments on page 11 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF OCTOBER 31, 2009 (EXCLUDING SHORT-TERM INVESTMENT)


    1.  Microsoft Corp.
    2.  Google, Inc. Class A
    3.  Apple, Inc.
    4.  Cisco Systems, Inc.
    5.  Hewlett-Packard Co.
    6.  QUALCOMM, Inc.
    7.  PepsiCo, Inc.
    8.  McDonald's Corp.
    9.  Mylan, Inc.
   10.  Abbott Laboratories






8    MainStay Capital Appreciation Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

QUESTIONS ANSWERED BY MACKAY SHIELDS LLC (MACKAY SHIELDS), THE FUND'S FORMER SUBADVISOR, AND HARISH KUMAR, PHD, CFA, OF MADISON SQUARE INVESTORS LLC (MADISON SQUARE INVESTORS), THE FUND'S INTERIM SUBADVISOR.(1)

HOW DID MAINSTAY CAPITAL APPRECIATION FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12 MONTHS ENDED OCTOBER 31, 2009?

Excluding all sales charges, MainStay Capital Appreciation Fund returned 15.34% for Investor Class shares, 15.76% for Class A shares, 14.46% for Class B shares and 14.45% for Class C shares for the 12 months ended October 31, 2009. Over the same period, the Fund's Class I shares returned 15.99%. Investor Class, Class A and Class I shares outperformed--and Class B and Class C shares underperformed--the 14.74% return of the average Lipper(2) large-cap growth fund. All share classes underperformed the 17.51% return of the Russell 1000(R) Growth Index(3) for the 12-month reporting period. The Russell 1000(R) Growth Index is the Fund's broad-based securities-market index. See pages 5 and 6 for Fund returns with sales charges.

WERE THERE ANY SIGNIFICANT CHANGES IN THE FUND'S PORTFOLIO MANAGEMENT OR INVESTMENT APPROACH DURING THE REPORTING PERIOD?

In connection with a larger initiative by MacKay Shields LLC to reposition and rationalize its investment capabilities, the Fund's Board of Trustees approved the replacement of MacKay Shields with Madison Square Investors as the interim Subadvisor to the Fund, effective June 29, 2009. For the period from November 1, 2008, to June 28, 2009, the Fund's performance figures referenced above reflect the performance of the Fund while it was managed by its former subadvisor, MacKay Shields.

On June 23, 2009, the Fund's Board of Trustees approved a reorganization of the Fund with and into MainStay Growth Equity Fund, which was approved by Fund shareholders on November 18, 2009. On June 23, 2009, the Board also approved changing the Fund's investment objective, principal investment strategy and investment process and amended its principal risks to more closely align them with those of MainStay Growth Equity Fund, effective
June 29, 2009.

WHAT MAJOR FACTORS AFFECTED THE FUND DURING THE 12 MONTHS ENDED OCTOBER 31,
2009?

In March and April 2009, the equity market began to favor companies that appeared likely to benefit from an economic recovery and were trading at or near their historical lows. Interest rapidly shifted from defensive sectors, such as consumer staples and health care, into other sectors such as retail, technology, industrials and materials. This quick and dramatic sector rotation caused the Fund, which was defensively positioned, to underperform the Russell 1000(R) Growth Index during the first eight months of the reporting period.

During the last four months of the reporting period, the market responded to significant government intervention with improved investor sentiment that was accompanied by a strong rally in the Russell 1000(R) Growth Index. This rally was led by companies that had substantially underperformed the Russell 1000(R) Growth Index before the turnaround began in March 2009. During the last four months of the reporting period, the Fund changed from a defensive to a more balanced position, which helped it outperform the Index.

WHAT MAJOR FACTORS WERE RESPONSIBLE FOR THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

The Fund began the reporting period defensively positioned, which detracted from the Fund's performance relative to the Russell 1000(R) Growth Index when the market began to rally in March. In the last

----------
Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings. The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. The Fund may experience a portfolio turnover rate of more than 100% and may generate taxable short-term gains. The Fund's use of securities lending presents the risk of default by the borrower, which may result in a loss to the Fund. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets.

1. During the reporting period, New York Life Investments delegated day-to-day portfolio management responsibilities to MacKay Shields from November 1, 2008, to June 29, 2009, and to Madison Square Investors beginning on June 29, 2009. MacKay Shields and Madison Square Investors are both affiliates of New York Life Investments. "New York Life Investments" is a service mark used by New York Life Investment Management LLC.
2. See footnote on page 6 for more information about Lipper Inc.
3. See footnote on page 6 for more information on the Russell 1000(R) Growth Index.

                                                    mainstayinvestments.com    9
four months of the reporting period, the Fund outperformed its benchmark, primarily because of stock selection in the information technology and consumer discretionary sectors. Unfortunately, these gains were not enough to bring the Fund into line with the Russell 1000(R) Growth Index for the entire reporting period.

DURING THE REPORTING PERIOD, WHICH SECTORS AND INDUSTRIES WERE STRONG CONTRIBUTORS TO THE FUND'S ABSOLUTE PERFORMANCE AND WHICH SECTORS AND INDUSTRIES DETRACTED FROM FUND PERFORMANCE?

For the first eight months of the reporting period, strong sector contributors to the Fund's performance included consumer discretionary, information technology and energy. Detractors during this portion of the reporting period included health care, consumer staples and financials.

In the last four months of the reporting period, three industries in the information technology sector--computers & peripherals, IT services and Internet software & services--made the strongest industry contributions to the Fund's performance. Over the same portion of the reporting period, the industries that detracted most from the Fund's absolute performance included biotechnology, life sciences tools & services and diversified financial services.

DURING THE REPORTING PERIOD, WHICH INDIVIDUAL STOCKS WERE STRONG PERFORMERS AND WHICH STOCKS DETRACTED FROM FUND PERFORMANCE?

During the first eight months of the reporting period, Internet-content delivery company Akami Technologies was a strong absolute performer for the Fund, as were department-store operator Kohl's and wireless solutions company Research In Motion. Detractors during this portion of the reporting period included railroad company Norfolk Southern, biotechnology company Celgene and energy provider NRG Energy.

During the last four months of the reporting period, the strongest contributions to the Fund's performance came from information technology companies Apple, Microsoft and Google. Detractors included global commodities and financial-products exchange company IntercontinentalExchange, cardiovascular medical device manufacturer St. Jude Medical and biomedical therapeutics developer Amgen.

DID THE FUND MAKE ANY SIGNIFICANT PURCHASES AND SALES DURING THE REPORTING
PERIOD?

Among the stocks purchased during the first eight months of the reporting period were home-improvement retailer Lowe's, cruise-line operator Carnival and shipping company United Parcel Service. Significant sales by the Fund during the first eight months of the reporting period included auto-parts retailer AutoZone, beverage giant The Coca-Cola Company and satellite television provider DIRECTV Group.

During the last four months of the reporting period, new positions were initiated in Amgen and pharmaceutical manufacturer Mylan. The Fund continued to sell The Coca-Cola Company. It also sold shares of aerospace & defense company United Technologies. Both of these positions were entirely eliminated from the Fund during the last four months of the reporting period.

HOW DID THE FUND'S SECTOR AND INDUSTRY WEIGHTINGS CHANGE DURING THE REPORTING PERIOD?

During the first eight months of the reporting period, the Fund added cyclical exposure when evidence emerged that the economy was stabilizing. This was accomplished by increasing the Fund's weightings relative to the Russell 1000(R) Growth Index in consumer discretionary and industrials. The Fund also reduced exposure to defensive sectors such as consumer staples and health care.

During the last four months of the reporting period, the Fund modestly increased its weightings relative to the Russell 1000(R) Growth Index in communications equipment and machinery and decreased its weightings in chemicals and life sciences tools & services.

HOW WAS THE FUND POSITIONED AT THE END OF OCTOBER 2009?

The Fund's industry-group positioning is a result of the Subadvisor's bottom-up stock selection process rather than a top-down macroeconomic viewpoint.

As of October 31, 2009, the Fund was overweight relative to the Russell 1000(R) Growth Index in diversified financials and retailing. Both of these positions helped the Fund's performance. On the same date, the Fund held underweight positions relative to the Russell 1000(R) Growth Index in materials and household & personal products.



----------
The opinions expressed are those of the responders as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


10    MainStay Capital Appreciation Fund

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2009



                                          SHARES           VALUE
COMMON STOCKS 97.4%+
----------------------------------------------------------------

AEROSPACE & DEFENSE 1.2%
Precision Castparts Corp.                 71,624   $   6,842,241
                                                   -------------


BEVERAGES 5.4%
Diageo PLC, Sponsored ADR (a)             75,413       4,903,353
Dr. Pepper Snapple Group,
  Inc. (b)                               171,105       4,664,323
Hansen Natural Corp. (b)                 156,586       5,660,584
V  PepsiCo, Inc.                         245,764      14,881,010
                                                   -------------
                                                      30,109,270
                                                   -------------

BIOTECHNOLOGY 4.6%
Amgen, Inc. (b)                          247,561      13,301,453
Gilead Sciences, Inc. (b)                216,239       9,200,969
Vertex Pharmaceuticals, Inc.
  (b)                                     90,885       3,050,101
                                                   -------------
                                                      25,552,523

                                                   -------------

CAPITAL MARKETS 4.0%
BlackRock, Inc.                           45,345       9,816,739
Goldman Sachs Group, Inc.
  (The)                                   45,546       7,750,563
Greenhill & Co., Inc.                     53,145       4,582,693
                                                   -------------
                                                      22,149,995

                                                   -------------

COMMUNICATIONS EQUIPMENT 8.7%
Brocade Communications
  Systems, Inc. (b)                      998,313       8,565,525
V  Cisco Systems, Inc. (b)               755,186      17,256,000
Juniper Networks, Inc. (b)               279,004       7,117,392
V  QUALCOMM, Inc.                        371,848      15,398,226
                                                   -------------
                                                      48,337,143

                                                   -------------

COMPUTERS & PERIPHERALS 7.0%
V  Apple, Inc. (b)                        99,651      18,784,213
EMC Corp. (b)                            265,014       4,364,781
V  Hewlett-Packard Co.                   328,835      15,606,509
                                                   -------------
                                                      38,755,503

                                                   -------------

CONSUMER FINANCE 1.0%
American Express Co.                     153,203       5,337,592
                                                   -------------


DIVERSIFIED FINANCIAL SERVICES 0.9%
JPMorgan Chase & Co.                     121,500       5,075,055
                                                   -------------


ENERGY EQUIPMENT & SERVICES 2.1%
FMC Technologies, Inc. (b)               136,809       7,196,153
Transocean, Ltd. (b)                      53,400       4,480,794
                                                   -------------
                                                      11,676,947

                                                   -------------

FOOD & STAPLES RETAILING 2.1%
CVS Caremark Corp.                       324,565      11,457,144
                                                   -------------


HEALTH CARE EQUIPMENT & SUPPLIES 2.7%
Baxter International, Inc.               185,472      10,026,616
Hospira, Inc. (b)                        118,593       5,293,992
                                                   -------------
                                                      15,320,608
                                                   -------------

HEALTH CARE PROVIDERS & SERVICES 1.7%
Medco Health Solutions, Inc.
  (b)                                    168,055       9,431,247
                                                   -------------


HOTELS, RESTAURANTS & LEISURE 4.6%
Carnival Corp.                           257,762       7,506,029
Las Vegas Sands Corp. (b)                249,442       3,764,080
V  McDonald's Corp.                      241,879      14,176,528
                                                   -------------
                                                      25,446,637

                                                   -------------

HOUSEHOLD PRODUCTS 1.5%
Colgate-Palmolive Co.                    104,441       8,212,196
                                                   -------------


INSURANCE 0.7%
Hartford Financial Services
  Group, Inc. (The)                      168,103       4,121,886
                                                   -------------


INTERNET & CATALOG RETAIL 3.0%
Amazon.com, Inc. (b)                      89,792      10,668,187
Priceline.com, Inc. (b)                   39,562       6,242,488
                                                   -------------
                                                      16,910,675

                                                   -------------

INTERNET SOFTWARE & SERVICES 5.1%
Baidu, Inc., ADR (a)(b)                   10,008       3,782,223
Equinix, Inc. (b)                         37,565       3,205,046
V  Google, Inc. Class A (b)               40,258      21,583,119
                                                   -------------
                                                      28,570,388

                                                   -------------

IT SERVICES 2.0%
Cognizant Technology
  Solutions Corp. Class A (b)            295,055      11,403,876
                                                   -------------


MACHINERY 6.8%
Danaher Corp.                            129,748       8,852,706
Flowserve Corp.                           75,069       7,372,527
Illinois Tool Works, Inc.                168,647       7,744,270
Ingersoll-Rand PLC                       225,521       7,124,208
Joy Global, Inc.                         130,138       6,560,257
                                                   -------------
                                                      37,653,968

                                                   -------------

METALS & MINING 0.5%
Freeport-McMoRan Copper &
  Gold, Inc. (b)                          41,546       3,047,815
                                                   -------------


MULTILINE RETAIL 2.7%
Kohl's Corp. (b)                         152,257       8,712,145
Target Corp.                             131,567       6,371,790
                                                   -------------
                                                      15,083,935
                                                   -------------

OIL, GAS & CONSUMABLE FUELS 4.5%
Apache Corp.                              57,247       5,388,088
PetroHawk Energy Corp. (b)               164,486       3,868,711


 +  Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, as of October 31, 2009, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              11


                                          SHARES           VALUE
COMMON STOCKS (CONTINUED)
OIL, GAS & CONSUMABLE FUELS (CONTINUED)
Petroleo Brasileiro S.A., ADR
  (a)                                    160,580   $   7,422,007
Suncor Energy, Inc.                      249,141       8,226,636
                                                   -------------
                                                      24,905,442

                                                   -------------

PHARMACEUTICALS 5.0%
V  Abbott Laboratories                   270,179      13,662,952
V  Mylan, Inc. (b)                       868,857      14,110,238
                                                   -------------
                                                      27,773,190

                                                   -------------

ROAD & RAIL 1.7%
Union Pacific Corp.                      172,895       9,533,430
                                                   -------------


SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 4.3%
Broadcom Corp. Class A (b)               219,619       5,844,062
Intel Corp.                              289,909       5,540,161
Lam Research Corp. (b)                   137,313       4,630,194
Texas Instruments, Inc.                  344,897       8,087,835
                                                   -------------
                                                      24,102,252
                                                   -------------

SOFTWARE 7.4%
V  Microsoft Corp.                     1,026,806      28,473,330
Oracle Corp.                             604,119      12,746,911
                                                   -------------
                                                      41,220,241

                                                   -------------

SPECIALTY RETAIL 1.8%
Best Buy Co., Inc.                       130,489       4,982,070
Urban Outfitters, Inc. (b)               162,969       5,113,967
                                                   -------------
                                                      10,096,037

                                                   -------------

TEXTILES, APPAREL & LUXURY GOODS 1.3%
Coach, Inc.                              216,539       7,139,291
                                                   -------------


TOBACCO 1.3%
Lorillard, Inc.                           95,865       7,450,628
                                                   -------------


TRADING COMPANIES & DISTRIBUTORS 0.9%
Fastenal Co.                             148,138       5,110,761
                                                   -------------


WIRELESS TELECOMMUNICATION SERVICES 0.9%
American Tower Corp. Class A
  (b)                                    142,508       5,247,144
                                                   -------------
Total Common Stocks
  (Cost $506,256,093)                                543,075,060
                                                   -------------

                                       PRINCIPAL
                                          AMOUNT
SHORT-TERM INVESTMENT 2.5%
----------------------------------------------------------------

REPURCHASE AGREEMENT 2.5%
State Street Bank and Trust
  Co.
  0.01%, dated 10/30/09
  due 11/2/09
  Proceeds at Maturity
  $13,765,544 (Collateralized
  by a United States Treasury
  Bill with a rate of 0.066%
  and a maturity date of
  2/18/10, with a Principal
  Amount of $14,045,000 and a
  Market Value of
  $14,042,191)                       $13,765,533      13,765,533
                                                   -------------
Total Short-Term Investment
  (Cost $13,765,533)                                  13,765,533
                                                   -------------
Total Investments
  (Cost $520,021,626) (c)                   99.9%    556,840,593
Other Assets,
Less Liabilities                             0.1         803,867
                                           -----    ------------
Net Assets                                 100.0%  $ 557,644,460
                                           =====    ============





(a)  ADR--American Depositary Receipt.
(b)  Non-income producing security.
(c)  At October 31, 2009, cost is $520,572,914
     for federal income tax purposes and net
     unrealized appreciation is as follows:



Gross unrealized appreciation      $ 50,088,006
Gross unrealized depreciation       (13,820,327)
                                   ------------
Net unrealized appreciation        $ 36,267,679
                                   ============



The following is a summary of the fair valuations according to the inputs used as of October 31, 2009, for valuing the Fund's assets.


                                                      QUOTED
                                                   PRICES IN
                                                      ACTIVE   SIGNIFICANT
                                                 MARKETS FOR         OTHER     SIGNIFICANT
                                                   IDENTICAL    OBSERVABLE    UNOBSERVABLE
                                                      ASSETS        INPUTS          INPUTS
 DESCRIPTION                                       (LEVEL 1)     (LEVEL 2)       (LEVEL 3)           TOTAL
 Investments in Securities
     Common Stocks                              $543,075,060   $        --           $  --    $543,075,060
 Short-Term Investment
     Repurchase Agreement                                 --    13,765,533              --      13,765,533
                                                ------------   -----------           -----    ------------
 Total Investments in Securities                $543,075,060   $13,765,533             $--    $556,840,593
                                                ============   ===========           =====    ============




 At October 31, 2009, the Portfolio did not hold any investments with significant unobservable inputs (Level 3).




12    MainStay Capital Appreciation Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES OCTOBER 31, 2009


ASSETS:
Investment in securities, at value
  (identified cost $520,021,626)     $556,840,593
Receivables:
  Investment securities sold           16,000,920
  Dividends and interest                  328,346
  Fund shares sold                         81,161
Other assets                               20,213
                                     ------------
     Total assets                     573,271,233
                                     ------------
LIABILITIES:
Payables:
  Investment securities purchased      14,120,892
  Transfer agent (See Note 3)             453,158
  Manager (See Note 3)                    324,774
  Shareholder communication               230,729
  Fund shares redeemed                    216,870
  NYLIFE Distributors (See Note 3)        197,713
  Professional fees                        72,758
  Custodian                                 4,027
  Trustees                                  1,851
Accrued expenses                            4,001
                                     ------------
     Total liabilities                 15,626,773
                                     ------------
Net assets                           $557,644,460
                                     ============
COMPOSITION OF NET ASSETS:
Share of beneficial interest
  outstanding
  (par value of $.01 per share)
  unlimited number
  of shares authorized               $    223,722
Additional paid-in capital            617,345,598
                                     ------------
                                      617,569,320
Accumulated net realized loss on
  investments
  and foreign currency transactions   (96,743,827)
Net unrealized appreciation on
  investments                          36,818,967
                                     ------------
Net assets                           $557,644,460
                                     ============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $236,855,150
                                     ============
Shares of beneficial interest
  outstanding                           9,263,738
                                     ============
Net asset value per share
  outstanding                        $      25.57
Maximum sales charge (5.50% of
  offering price)                            1.49
                                     ------------
Maximum offering price per share
  outstanding                        $      27.06
                                     ============
CLASS A
Net assets applicable to
  outstanding shares                 $204,436,895
                                     ============
Shares of beneficial interest
  outstanding                           7,953,886
                                     ============
Net asset value per share
  outstanding                        $      25.70
Maximum sales charge (5.50% of
  offering price)                            1.50
                                     ------------
Maximum offering price per share
  outstanding                        $      27.20
                                     ============
CLASS B
Net assets applicable to
  outstanding shares                 $113,076,706
                                     ============
Shares of beneficial interest
  outstanding                           5,012,278
                                     ============
Net asset value and offering price
  per share outstanding              $      22.56
                                     ============
CLASS C
Net assets applicable to
  outstanding shares                 $  2,824,761
                                     ============
Shares of beneficial interest
  outstanding                             125,187
                                     ============
Net asset value and offering price
  per share outstanding              $      22.56
                                     ============
CLASS I
Net assets applicable to
  outstanding shares                 $    450,948
                                     ============
Shares of beneficial interest
  outstanding                              17,131
                                     ============
Net asset value and offering price
  per share outstanding              $      26.32
                                     ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2009


INVESTMENT INCOME:
INCOME:
  Dividends (a)                      $  7,019,430
  Interest                                 13,906
                                     ------------
     Total income                       7,033,336
                                     ------------
EXPENSES:
  Manager (See Note 3)                  3,494,761
  Transfer agent--Investor Class
     (See Note 3)                       1,229,293
  Transfer agent--Class A (See Note
     3)                                   457,147
  Transfer agent--Classes B and C
     (See Note 3)                         677,214
  Transfer agent--Class I (See Note
     3)                                     1,495
  Distribution/Service--Investor
     Class (See Note 3)                   520,589
  Distribution/Service--Class A
     (See Note 3)                         463,524
  Service--Class B (See Note 3)           280,226
  Service--Class C (See Note 3)             6,390
  Distribution--Class B (See Note
     3)                                   840,678
  Distribution--Class C (See Note
     3)                                    19,169
  Shareholder communication               367,659
  Professional fees                       176,115
  Registration                             75,578
  Trustees                                 23,736
  Custodian                                15,246
  Miscellaneous                            36,083
                                     ------------
     Total expenses                     8,684,903
                                     ------------
  Net investment loss                  (1,651,567)
                                     ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) on:
  Security transactions               (49,734,276)
  Foreign currency transactions               123
                                     ------------
Net realized loss on investments
  and foreign currency transactions   (49,734,153)
                                     ------------
Net change in unrealized
  depreciation on investments         123,593,957
                                     ------------
Net realized and unrealized gain on
  investments and foreign currency
  transactions                         73,859,804
                                     ------------
Net increase in net assets
  resulting from operations          $ 72,208,237
                                     ============
(a) Dividends recorded net of
  foreign withholding taxes in the
  amount of $15,164.





14    MainStay Capital Appreciation Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED OCTOBER 31, 2009 AND OCTOBER 31, 2008


                                      2009             2008
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment loss          $ (1,651,567)  $   (4,208,153)
 Net realized loss on
  investments and foreign
  currency transactions        (49,734,153)     (47,229,395)
 Net change in unrealized
  appreciation
  (depreciation) on
  investments                  123,593,957     (329,545,539)
                              -----------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                    72,208,237     (380,983,087)
                              -----------------------------

Distributions to shareholders:
 From net realized gain on investments:
    Class A                             --      (45,539,744)
    Class B                             --      (20,891,795)
    Class C                             --         (362,052)
    Class I                             --          (97,120)
                              -----------------------------
 Total distributions to
  shareholders                          --      (66,890,711)
                              -----------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                        28,266,673       73,500,237
 Net asset value of shares
  issued to shareholders in
  reinvestment of
  distributions                         --       65,596,808
 Cost of shares redeemed       (88,993,781)    (217,837,199)
                              -----------------------------
    Decrease in net assets
     derived from capital
     share transactions        (60,727,108)     (78,740,154)
                              -----------------------------
    Net increase (decrease)
     in net assets              11,481,129     (526,613,952)

NET ASSETS:
Beginning of year              546,163,331    1,072,777,283
                              -----------------------------
End of year                   $557,644,460   $  546,163,331
                              =============================





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                                         INVESTOR CLASS
                                                        ------------------------------------------------
                                                                                        FEBRUARY 28,
                                                                                           2008**
                                                             YEAR ENDED                    THROUGH
                                                             OCTOBER 31,                 OCTOBER 31,

                                                        ------------------------------------------------
                                                                2009                        2008
Net asset value at beginning of period                        $  22.16                    $  31.36
                                                              --------                    --------
Net investment income (loss) (a)                                 (0.06)                      (0.12)
Net realized and unrealized gain (loss) on investments            3.47                       (9.08)
                                                              --------                    --------
Total from investment operations                                  3.41                       (9.20)
                                                              --------                    --------
Less distributions:
  From net realized gain on investments                             --                          --
                                                              --------                    --------
Net asset value at end of period                              $  25.57                    $  22.16
                                                              ========                    ========
Total investment return (c)                                      15.39% (g)                 (29.30%)(f)
Ratios (to average net assets)/Supplemental Data:
  Net investment income (loss)                                   (0.29%)                     (0.61%)++
  Net expenses                                                    1.66%                       1.50% ++
  Expenses (before reimbursement)                                 1.66%                       1.50% ++
Portfolio turnover rate                                            138%                         44%
Net assets at end of period (in 000's)                        $236,855                    $207,375




                                                                       CLASS B
                            --------------------------------------------------------------------------------------------
                                                               YEAR ENDED OCTOBER 31,

                            --------------------------------------------------------------------------------------------
                                    2009                    2008                    2007                    2006
Net asset value at
  beginning of period             $  19.70                $  35.05                $  29.60                $  27.56
                                  --------                --------                --------                --------
Net investment income loss
  (a)                                (0.20)                  (0.31)                  (0.31)                  (0.38)
Net realized and
  unrealized gain (loss)
  on investments                      3.06                  (12.66)                   5.76                    2.42 (e)
                                  --------                --------                --------                --------
Total from investment
  operations                          2.86                  (12.97)                   5.45                    2.04
                                  --------                --------                --------                --------
Less distributions:
  From net realized gain
     on investments                     --                   (2.38)                     --                      --
                                  --------                --------                --------                --------
Net asset value at end of
  period                          $  22.56                $  19.70                $  35.05                $  29.60
                                  ========                ========                ========                ========
Total investment return
  (c)                                14.52% (g)             (39.51%)                 18.41%                   7.40% (d)(e)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income
     loss                            (1.01%)                 (1.11%)                 (0.99%)                 (1.31%)
  Net expenses                        2.41%                   2.14%                   1.99%                   2.05%
  Expenses (before
     reimbursement)                   2.41%                   2.14%                   1.99%                   2.06% (d)
Portfolio turnover rate                138%                     44%                     91%                     23%
Net assets at end of
  period (in 000's)               $113,077                $132,693                $311,590                $394,077
                                   CLASS B
                            --------------------
                             YEAR ENDED OCTOBER
                                     31,

                            --------------------
                                    2005
Net asset value at
  beginning of period             $  25.03
                                  --------
Net investment income loss
  (a)                                (0.31)(b)
Net realized and
  unrealized gain (loss)
  on investments                      2.84
                                  --------
Total from investment
  operations                          2.53
                                  --------
Less distributions:
  From net realized gain
     on investments                     --
                                  --------
Net asset value at end of
  period                          $  27.56
                                  ========
Total investment return
  (c)                                10.11%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income
     loss                            (1.16%)(b)
  Net expenses                        2.02%
  Expenses (before
     reimbursement)                   2.02%
Portfolio turnover rate                 27%
Net assets at end of
  period (in 000's)               $991,328



**   Commencement of operations.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Net investment loss and the ratio of net investment loss includes $0.05 per share and 0.18%, respectively as a result of a special one time dividend from
     Microsoft Corp.
(c)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(d)  Includes nonrecurring reimbursements from Manager for professional fees. The effect on total return was less than one-hundredth of a percent.
(e)  The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager's reimbursement of such losses were $0.08 per share on net realized gains on investments and the effect on total investment return was 0.11% for Class A, 0.27% for Class I, 0.72% for Class B and 0.32%
     for Class C, respectively.
(f)  Total return is not annualized.
(g)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.





16    MainStay Capital Appreciation Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                     CLASS A
      --------------------------------------------------------------------



                          YEAR ENDED OCTOBER 31,

      --------------------------------------------------------------------
          2009            2008          2007          2006          2005
        $  22.20        $  38.83      $  32.55      $  30.08      $  27.12
        --------        --------      --------      --------      --------
            0.01           (0.05)        (0.09)        (0.20)        (0.12)(b)
            3.49          (14.20)         6.37          2.67 (e)      3.08
        --------        --------      --------      --------      --------
            3.50          (14.25)         6.28          2.47          2.96
        --------        --------      --------      --------      --------

              --           (2.38)           --            --            --
        --------        --------      --------      --------      --------
        $  25.70        $  22.20      $  38.83      $  32.55      $  30.08
        ========        ========      ========      ========      ========
           15.77%(g)      (38.92%)       19.29%         8.21% (d)(e) 10.91%

            0.06%          (0.16%)       (0.25%)       (0.63%)       (0.41%)(b)
            1.32%           1.23%         1.24%         1.30%         1.27%
            1.32%           1.23%         1.24%         1.31% (d)     1.27%
             138%             44%           91%           23%           27%
        $204,437        $202,343      $754,214      $701,374      $220,611




                                   CLASS C
      -----------------------------------------------------------------
                            YEAR ENDED OCTOBER 31,

      -----------------------------------------------------------------
          2009             2008         2007         2006         2005
        $  19.71         $ 35.05       $29.60       $27.56       $25.03
        --------         -------       ------       ------       ------
           (0.20)          (0.31)       (0.31)       (0.39)       (0.31)(b)
            3.05          (12.65)        5.76         2.43 (e)     2.84
        --------         -------       ------       ------       ------
            2.85          (12.96)        5.45         2.04         2.53
        --------         -------       ------       ------       ------

              --           (2.38)          --           --           --
        --------         -------       ------       ------       ------
          $22.56         $ 19.71       $35.05       $29.60       $27.56
        ========         =======       ======       ======       ======
           14.46% (g)     (39.50%)      18.45%        7.40% (d)(e)10.11%

           (1.03%)         (1.12%)      (1.00%)      (1.35%)      (1.16%)(b)
            2.41%           2.15%        1.99%        2.05%        2.02%
            2.41%           2.15%        1.99%        2.06% (d)    2.02%
             138%             44%          91%          23%          27%
          $2,825         $ 2,769       $5,443       $5,953       $7,120





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              17

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                                       CLASS I
                            --------------------------------------------------------------------------------------------
                                                               YEAR ENDED OCTOBER 31,

                            --------------------------------------------------------------------------------------------
                                    2009                    2008                    2007                    2006
Net asset value at
  beginning of period              $22.68                  $ 39.46                 $32.88                  $30.21
                                   ------                  -------                 ------                  ------
Net investment income
  (loss) (a)                         0.08                     0.07                   0.03                    0.14
Net realized and
  unrealized gain (loss)
  on investments                     3.56                   (14.47)                  6.55                    2.53(e)
                                   ------                  -------                 ------                  ------
Total from investment
  operations                         3.64                   (14.40)                  6.58                    2.67
                                   ------                  -------                 ------                  ------
Less distributions:
  From net realized gain
     on investments                    --                    (2.38)                    --                      --
                                   ------                  -------                 ------                  ------
Net asset value at end of
  period                           $26.32                  $ 22.68                 $39.46                  $32.88
                                   ======                  =======                 ======                  ======
Total investment return
  (c)                               16.05%(g)               (38.64%)                20.01%                   8.84%(d)(e)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income
     (loss)                          0.37%                    0.21%                  0.09%                   0.44%
  Net expenses                       1.07%                    0.79%                  0.65%                   0.60%
  Expenses (before
     reimbursement)                  1.07%                    0.79%                  0.65%                   0.61%(d)
Portfolio turnover rate               138%                      44%                    91%                     23%
Net assets at end of
  period (in 000's)                $  451                  $   983                 $1,531                  $    1
                                   CLASS I
                            --------------------
                             YEAR ENDED OCTOBER
                                     31,

                            --------------------
                                    2005
Net asset value at
  beginning of period              $27.15
                                   ------
Net investment income
  (loss) (a)                        (0.06)(b)
Net realized and
  unrealized gain (loss)
  on investments                     3.12
                                   ------
Total from investment
  operations                         3.06
                                   ------
Less distributions:
  From net realized gain
     on investments                    --
                                   ------
Net asset value at end of
  period                           $30.21
                                   ======
Total investment return
  (c)                               11.27%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income
     (loss)                         (0.18%)(b)
  Net expenses                       1.04%
  Expenses (before
     reimbursement)                  1.04%
Portfolio turnover rate                27%
Net assets at end of
  period (in 000's)                $    1




**   Commencement of operations.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Net investment loss and the ratio of net investment loss includes $0.05 per share and 0.18%, respectively as a result of a special one time dividend from
     Microsoft Corp.
(c)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(d)  Includes nonrecurring reimbursements from Manager for professional fees. The effect on total return was less than one-hundredth of a percent.
(e)  The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager's reimbursement of such losses were $0.08 per share on net realized gains on investments and the effect on total investment return was 0.11% for Class A, 0.27% for Class I, 0.72% for Class B and 0.32%
     for Class C, respectively.
(f)  Total return is not annualized.
(g)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.





18    MainStay Capital Appreciation Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of fourteen funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay Capital Appreciation Fund (the "Fund"), a diversified fund.

The Fund currently offers five classes of shares. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on May 1, 1986. Class C shares commenced operations on September 1, 1998. Class I shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value ("NAV") per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered at NAV without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and a 1.00% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and bear the same conditions except that Class B and Class C shares are subject to higher distribution and service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution or service fee.

Effective at the opening of the U.S. financial markets on June 29, 2009, the Fund's Board of Trustees appointed Madison Square Investors LLC as interim subadvisor. Also effective June 29, 2009, the Fund changed its investment objective, principal investment strategy, investment process and principal risks.

The Fund's investment objective is to seek long-term growth of capital.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date"). Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Investments in other mutual funds are valued at their NAVs as of the close of the New York Stock Exchange on the valuation date.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less ("short-term investments") are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board of Trustees to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's Manager or Subadvisor, as defined in Note 3(A), reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At October 31, 2009, the Fund did not hold securities that were valued in such a manner.

"Fair Value" is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the

                                                   mainstayinvestments.com    19
risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

- Level 1--quoted prices in active markets for identical investments

- Level 2--other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

- Level 3--significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of October 31, 2009, for the Fund's investments is included at the end of the Fund's Portfolio of Investments.

The valuation techniques that may have been used by the Fund to measure fair value during the year ended October 31, 2009, maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund may have utilized some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets. For the year ended October 31, 2009, there have been no changes to the fair value methodologies.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code") applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is "more likely than not" to be sustained assuming examination by taxing authorities. Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Fund's financial statements. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at NAV, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on short-term investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative NAV on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally


20    MainStay Capital Appreciation Fund
accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor, if any, to be creditworthy, pursuant to guidelines established by the Fund's Board of Trustees. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.



When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H) SECURITIES LENDING. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company ("State Street"). State Street will manage the Fund's cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund's portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to borrower's inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or retain a portion of interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate.

(I) INDEMNIFICATIONS. Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("New York Life Investments" or "Manager"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. Effective prior to the opening of the U.S. financial markets on June 29, 2009, the Fund's Board of Trustees terminated MacKay Shields LLC as subadvisor. Madison Square Investors LLC ("Madison Square Investors" or "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, now serves as interim Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an interim Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and the Subadvisor, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows:
0.72% on assets up to $200 million, 0.65% on assets from $200 million to $500 million and 0.50% on assets in excess of $500 million, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement.


                                                   mainstayinvestments.com    21

For the year ended October 31, 2009, New York Life Investments earned fees from the Fund in the amount of $3,494,761.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has entered into a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.



Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares of the Fund pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at an annual rate of 0.25% of the average daily NAV of the Class B and Class C shares of the Fund. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $31,886 and $8,298, respectively for the year ended October 31, 2009. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $469, $168,964 and $681, respectively, for the year ended October 31, 2009.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("MainStay Investments"), an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MainStay Investments has entered into an agreement with Boston Financial Data Services, Inc. pursuant to which it performs certain services for which MainStay Investments is responsible. Transfer agent expenses incurred by the Fund for the year ended October 31, 2009, amounted to $2,365,149.

(E) MINIMUM BALANCE FEE. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a minimum balance fee on certain types of accounts. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20. These fees are included in transfer agent fees shown on the Statement of Operations.

(F) CAPITAL. At October 31, 2009, New York Life and its affiliates held beneficially shares of the Fund with the following values and percentages of net assets as follows:

Class A                           $246,898    0.1%
-------------------------------------------------
Class C                                 67    0.0++
-------------------------------------------------
Class I                                986    0.2
-------------------------------------------------



++ Less than one-tenth of a percent.

(G) OTHER.   Pursuant to the Management Agreement, a portion of the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments is payable directly by the Fund. For the year ended October 31, 2009, these fees, which are included in professional fees shown on the Statement of Operations, were $23,987.

NOTE 4--FEDERAL INCOME TAX:

As of October 31, 2009, the components of accumulated gain(loss) on a tax basis were as follows:

                ACCUMULATED          OTHER         UNREALIZED          TOTAL
 ORDINARY    CAPITAL AND OTHER     TEMPORARY      APPRECIATION      ACCUMULATED
  INCOME        GAIN (LOSS)       DIFFERENCES    (DEPRECIATION)     GAIN (LOSS)
   $--          $(96,192,539)         $--          $36,267,679     $(59,924,860)
-------------------------------------------------------------------------------



The difference between book-basis and tax basis unrealized depreciation is primarily due to wash sales deferrals.

The following table discloses the current year reclassifications between accumulated distributions in excess of net investment income, accumulated net realized gain on investments and additional paid-in capital arising from permanent differences; net assets at October 31, 2009 are not affected.

   ACCUMULATED       ACCUMULATED
  UNDISTRIBUTED     NET REALIZED      ADDITIONAL
 NET INVESTMENT      GAIN (LOSS)       PAID-IN
  INCOME (LOSS)    ON INVESTMENTS      CAPITAL
   $1,651,567         $268,368       $(1,919,935)
------------------------------------------------



The reclassifications for the Fund are primarily due to foreign currency gains
(loss).



22    MainStay Capital Appreciation Fund

At October 31, 2009 for federal income tax purposes, capital loss carryforwards of $96,192,539 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

   CAPITAL LOSS        CAPITAL LOSS
AVAILABLE THROUGH    AMOUNTS (000'S)
            2016         $47,122
            2017          49,071
------------------------------------

           Total         $96,193
------------------------------------



The tax character of distributions paid during the years ended October 31, 2009 and October 31, 2008, shown in the Statement of Changes in Net Assets, was as follows:

                                  2009         2008
Distributions paid from:
  Long-term Capital Gains          $--  $66,890,711
---------------------------------------------------



NOTE 5--CUSTODIAN:

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests.

Effective September 2, 2009, the line of credit was reduced from $160,000,000 to $125,000,000 and the commitment fee rate was increased from an annual rate of 0.08% to annual rate of 0.10% of the average commitment amount, plus a 0.04% up-front payment payable, regardless of usage, to The Bank of New York Mellon, which serves as agent to the syndicate. The commitment fee and upfront payment are allocated among the Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month LIBOR rate, whichever is higher. There were no borrowings made or outstanding with respect to the Fund on the line of credit during the year ended October 31, 2009.

NOTE 7--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended October 31, 2009, purchases and sales of securities, other than short-term securities, were $678,558 and $680,662, respectively.

NOTE 8--CAPITAL SHARE TRANSACTIONS:

 INVESTOR CLASS                   SHARES          AMOUNT
Year ended October 31, 2009:
Shares sold                      321,829   $   7,025,201
Shares redeemed               (1,241,867)    (26,935,406)
                             ---------------------------
Net decrease in shares
  outstanding before
  conversion                    (920,038)    (19,910,205)
Shares converted into
  Investor Class (See Note
  1)                           1,058,904      22,007,663
Shares converted from
  Investor Class (See Note
  1)                            (231,924)     (5,650,811)
                             ---------------------------
Net decrease                     (93,058)  $  (3,553,353)
                             ===========================
Period ended October 31, 2008 (a):
Shares sold                    1,007,705   $  31,627,662
Shares redeemed               (1,020,782)    (29,895,883)
                             ---------------------------
Net increase (decrease) in
  shares outstanding before
  conversion                     (13,077)      1,731,779
Shares converted into
  Investor Class (See Note
  1)                           9,646,272     285,397,083
Shares converted from
  Investor Class (See Note
  1)                            (276,399)     (7,744,678)
                             ---------------------------
Net increase                   9,356,796   $ 279,384,184
                             ===========================

(a) Investor Class shares were first offered on February
    28, 2008.


 CLASS A                          SHARES          AMOUNT
Year ended October 31, 2009:
Shares sold                      472,591   $  10,457,389
Shares redeemed               (1,809,503)    (39,366,753)
                             ---------------------------
Net decrease in shares
  outstanding before
  conversion                  (1,336,912)    (28,909,364)
Shares converted into Class
  A (See Note 1)                 522,928      11,977,001
Shares converted from Class
  A (See Note 1)                (346,518)     (7,075,103)
                             ---------------------------
Net decrease                  (1,160,502)  $ (24,007,466)
                             ===========================
Year ended October 31, 2008:
Shares sold                      720,023   $  22,321,645
Shares issued to
  shareholders in
  reinvestment of
  distributions                1,271,597      44,620,346
Shares redeemed               (4,371,880)   (135,220,213)
                             ---------------------------
Net decrease in shares
  outstanding before
  conversion                  (2,380,260)    (68,278,222)
Shares converted into Class
  A (See Note 1)               1,186,618      36,717,568
Shares converted from Class
  A (See Note 1)              (9,115,846)   (269,282,227)
                             ---------------------------
Net decrease                 (10,309,488)  $(300,842,881)
                             ===========================






                                                   mainstayinvestments.com    23

 CLASS B                        SHARES        AMOUNT
Year ended October 31, 2009:
Shares sold                      538,987   $ 10,337,335
Shares redeemed               (1,128,631)   (21,384,519)
                              -------------------------
Net decrease in shares
  outstanding before
  conversion                    (589,644)   (11,047,184)
Shares converted from Class
  B
  (See Note 1)                (1,133,411)   (21,258,750)
                              -------------------------
Net decrease                  (1,723,055)  $(32,305,934)
                              =========================
Year ended October 31, 2008:
Shares sold                      618,992   $ 16,956,722
Shares issued to
  shareholders in
  reinvestment of
  distributions                  654,665     20,569,554
Shares redeemed               (1,813,698)   (49,369,969)
                              -------------------------
Net decrease in shares
  outstanding before
  conversion                    (540,041)   (11,843,693)
Shares converted from Class
  B
  (See Note 1)                (1,614,407)   (45,087,746)
                              -------------------------
Net decrease                  (2,154,448)  $(56,931,439)
                              =========================

 CLASS C                          SHARES         AMOUNT
Year ended October 31, 2009:
Shares sold                       22,718   $    436,901
Shares redeemed                  (38,064)      (723,402)
                              -------------------------
Net decrease                     (15,346)  $   (286,501)
                              =========================
Year ended October 31, 2008:
Shares sold                       21,238   $    564,603
Shares issued to
  shareholders in
  reinvestment of
  distributions                    9,857        309,788
Shares redeemed                  (45,824)    (1,271,004)
                              -------------------------
Net decrease                     (14,729)  $   (396,613)
                              =========================

 CLASS I                          SHARES         AMOUNT
Year ended October 31, 2009:
Shares sold                          419   $      9,847
Shares redeemed                  (26,641)      (583,701)
                              -------------------------
Net decrease                     (26,222)  $   (573,854)
                              =========================
Year ended October 31, 2008:
Shares sold                       67,220   $  2,029,605
Shares issued to
  shareholders in
  reinvestment of
  distributions                    2,718         97,120
Shares redeemed                  (65,383)    (2,080,130)
                              -------------------------
Net increase                       4,555   $     46,595
                              =========================



NOTE 9--OTHER MATTERS:

On May 27, 2009, New York Life Investments settled charges by the Securities and Exchange Commission ("SEC") relating to the MainStay Equity Index Fund (the "Equity Index Fund"), an S&P 500 index fund created in 1990 and sold through January 1, 2002, at which time it was closed to new investors and new investments. The Equity Index Fund is a series of the Trust and is managed by New York Life Investments. The settlement relates to the period from March 12, 2002 through June 30, 2004, during which time the SEC alleged that New York Life Investments failed to provide the Equity Index Fund's board with information necessary to evaluate the cost of a guarantee provided to shareholders of the Equity Index Fund, and that prospectus and other disclosures misrepresented that there was no charge to the Equity Index Fund or its shareholders for the guarantee. New York Life Investments, without admitting or denying the allegations, consented to the entry of an administrative cease and desist order finding violations of Sections 15(c) and 34(b) of the 1940 Act, Section 206(2) of the Investment Advisers Act of 1940, as amended, and requiring a civil penalty of $800,000, disgorgement of $3,950,075 (which represents a portion of its management fees relating to the Equity Index Fund for the relevant period) as well as interest of $1,350,709. These amounts, totaling approximately $6.101 million, are being distributed to shareholders who held shares of the Equity Index Fund between March 2002 and June 2004, without any material financial impact to New York Life Investments.

NOTE 10--SUBSEQUENT EVENTS:

In connection with the preparation of the financial statements of the Fund as of and for the fiscal year ended October 31, 2009, events and transactions subsequent to October 31, 2009 events and transactions subsequent to October 31, 2009 through December 23, 2009, the date the financial statements were issued, have been evaluated by the Fund's management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified, except for the following:

SPECIAL MEETING OF SHAREHOLDERS

Pursuant to notice, a special meeting of shareholders of the Fund was held on November 16, 2009, at the offices of New York Life Investment Management LLC in Parsippany, New Jersey. The purpose of the meeting was to approve the reorganization of the Fund with and into MainStay Growth Equity Fund.

No other business came before the special meeting.

The proposal was approved by the shareholders of the Fund by the vote tally shown below:

                          VOTES
 VOTES FOR               AGAINST           ABSTENTIONS           TOTAL
 10,551,935              369,811             719,561          11,641,307
---------------------------------------------------------------------------



Effective as of November 24, 2009, the Fund merged with and into MainStay Growth Equity Fund and was subsequently liquidated.



24    MainStay Capital Appreciation Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Capital Appreciation Fund ("the Fund"), one of the funds constituting The MainStay Funds, as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Capital Appreciation Fund of The MainStay Funds as of October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

                                  /s/ KPMG LLP

Philadelphia, Pennsylvania
December 23, 2009


                                                   mainstayinvestments.com    25

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENTS (UNAUDITED)

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") requires that each mutual fund's board of trustees, including a majority of trustees who are not "interested persons" of the fund, as defined in the 1940 Act ("Independent Trustees"), annually review and approve the fund's investment advisory agreements. At its June 17-18, 2009 meeting, the Board of Directors/Trustees of the MainStay Group of Funds ("Board") unanimously approved the Management Agreement between the MainStay Capital Appreciation Fund ("Fund") and New York Life Investment Management LLC ("New York Life Investments"), and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC ("MacKay Shields") on behalf of the Fund.

Separately, on June 23, 2009, the Board approved New York Life Investments' recommendation to replace MacKay Shields with Madison Square Investors LLC ("MSI" and together with MacKay Shields, the "Subadvisers") as the subadviser to the Fund pursuant to an interim subadvisory agreement ("New Subadvisory Agreement"). In addition, the Board approved New York Life Investments' proposal to reorganize the Fund with and into the MainStay Growth Equity Fund. The New Subadvisory Agreement provided that MSI would manage the assets of the Fund on an interim basis without shareholder approval for a period of 150 days following the termination of the Fund's previous Subadvisory Agreement with MacKay Shields, or until the liquidation and dissolution of the Fund, if earlier.(4) In determining to approve these actions, the Board took several factors into account, including the fact that the actions would be part of a larger initiative designed to reposition, rationalize and streamline the MainStay Group of Funds to reduce duplication among funds, strengthen the overall fund lineup, and offer funds with more significant asset levels.

In reaching its decisions to approve the Agreements, other than the New Subadvisory Agreement, the Board considered information prepared specifically in connection with the contract review process that took place at various meetings between December 2008 and June 2009, as well as information furnished to it throughout the year at regular and special Board meetings. Information requested by and provided to the Board specifically in connection with the contract review process included, among other things, reports on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting LLC ("Strategic Insight"), an independent third-party service provider engaged by the Board to report objectively on the Fund's investment performance, management and subadvisory fees and ordinary operating expenses. The Board also requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including MacKay Shields as subadviser to the Fund, and responses to several comprehensive lists of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board. Information provided to the Board at its meetings throughout the year included, among other things, detailed investment analytics reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received throughout the year, among other things, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In reaching its decision to approve the New Subadvisory Agreement, the Board considered information furnished to the Board that was prepared specifically in connection with a special contract review process that took place at various meetings of the Board and its Committees between April 2009 and June 2009. The Board also considered information regarding New York Life Investments' larger fund rationalization initiatives. The Board further considered responses from MSI to a comprehensive list of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board.

In determining to approve the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services to be provided to the Fund by New York Life Investments and the Subadvisers; (ii) the investment performance of the Fund, New York Life Investments and MacKay Shields as subadviser to the Fund (and with respect to MSI, the historical investment performance of similar portfolios managed by
MSI); (iii) the costs of the services to be provided, and profits to be realized, by New York Life Investments and its affiliates, including MacKay Shields, from their relationship with the Fund (and with respect to MSI, the anticipated costs of the services to be provided, and the profits expected to be realized, by MSI); (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund's management and subadvisory fee levels and overall total ordinary operating expenses, particularly as compared to similar funds and portfolios.

While individual members of the Board may have weighed certain factors differently, the Board's decisions to approve the Agreements were based on a comprehensive consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review

----------
(4) All of the agreements described herein may be referred to as the "Agreements."


26    MainStay Capital Appreciation Fund
processes. The Board's conclusions with respect to the Agreements also were based, in part, on the Board's consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, and that the Fund's shareholders, having had the opportunity to consider alternative investment products and services, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board's decisions to approve the Agreements is provided below.

NATURE, EXTENT AND QUALITY OF SERVICES TO BE PROVIDED BY NEW YORK LIFE INVESTMENTS AND EACH SUBADVISER

In considering the approval of the Agreements, the Board examined the nature, extent and quality of the services that New York Life Investments proposed to provide to the Fund. The Board evaluated New York Life Investments' experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing affiliated and non-affiliated subadvisers. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund, as well as New York Life Investments' reputation and financial condition. The Board considered New York Life Investments' performance in fulfilling its responsibilities for overseeing the Fund's legal and compliance environment, for overseeing MacKay Shields' compliance with the Fund's policies and investment objectives, and for implementing Board directives as they relate to the Fund. In addition, the Board noted that New York Life Investments also is responsible for paying all of the salaries and expenses for the Fund's officers. The Board also considered the benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund's prospectus.

As part of its considerations, the Board acknowledged New York Life Investments' recent settlement with the Securities and Exchange Commission ("SEC") concerning matters relating to the MainStay Equity Index Fund, including materials provided to the Board of Trustees of The MainStay Funds in 2002-2004 in connection with the annual review of that fund's management fee. The Board noted that, since this matter was first brought to the Board's attention in 2003, New York Life Investments had taken a number of steps to enhance the quality and completeness of information provided to the Board in connection with the Board's consideration of the MainStay Group of Funds' investment advisory contracts. The Board believes that New York Life Investments has taken appropriate actions in response to this matter.

The Board also examined the nature, extent and quality of the services that each Subadviser proposed to provide to the Fund. The Board evaluated MacKay Shields' experience in serving as subadviser to the Fund and each Subadviser's experience in managing other portfolios. It examined each Subadviser's track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at each Subadviser, and each Subadviser's overall legal and compliance environment. The Board also reviewed each Subadviser's willingness to invest in personnel designed to benefit the Fund. In this regard, the Board considered the experience of each Subadviser's portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund likely would continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments' and MacKay Shields' experience, personnel, operations and resources, and, with respect to the New Subadvisory Agreement, that the Fund likely would benefit from the nature, extent and quality of these services as a result of MSI's experience, personnel, operations and resources.

INVESTMENT PERFORMANCE

In evaluating the Fund's investment performance, the Board considered investment performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board further considered MacKay Shields' decision to focus primarily on fixed income asset management and determined that it would be in the best interest of the Fund to retain MSI as subadviser of the Fund. With respect to the Board's consideration of the New Subadvisory Agreement, the Board considered the historical investment performance results of similar portfolios managed by MSI, as well as the strength of MSI's resources (including research capabilities) that may result in stronger long-term investment performance for the Fund over time. The Board acknowledged that the Fund would be making modifications to its principal investment strategies, investment processes, and principal risks to align it with MSI's investment approach. The Board particularly considered the detailed investment analytics reports in regards to New York Life Investments and MacKay Shields provided by New York Life Investments' Investment Consulting Group on the Fund throughout the year. These reports, which were prepared by New York Life Investments in consultation with the Board, include, among other things, information on the Fund's gross and net returns, the Fund's investment performance relative to relevant investment categories and Fund benchmarks, the Fund's risk-

                                                   mainstayinvestments.com    27
adjusted investment performance, and the Fund's investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to similar mutual funds managed by other investment advisers.

In considering the Fund's investment performance, the Board gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund's investment performance, as well as discussions between each Subadviser's portfolio managers and the Board that occurred at meetings from time to time throughout the year and in previous years. In connection with its consideration of the New Subadvisory Agreement, the Board took into account its discussions with senior management and investment personnel at MSI. The Board also considered any specific actions that New York Life Investments had taken, or had agreed with the Board to take, to enhance Fund investment performance, and the results of those actions. In considering the Fund's investment performance, the Board focused principally on the Fund's long-term performance track record.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements that, while the Fund's investment performance over time has been satisfactory, in the case of the New Subadvisory Agreement, the selection of MSI as subadviser to the Fund is likely to strengthen the Fund's long-term investment performance to the benefit of shareholders. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Annual Report and in the Fund's prospectus.

COSTS OF THE SERVICES PROVIDED, AND PROFITS TO BE REALIZED, BY NEW YORK LIFE INVESTMENTS AND EACH SUBADVISER

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Agreements, the estimated costs of the services to be provided by MSI under the New Subadvisory Agreement, and the profits expected to be realized by New York Life Investments and its affiliates due to their relationships with the Fund. Because each Subadviser is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and each Subadviser in the aggregate.

In evaluating the costs and profits of New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund, the Board considered, among other things, each party's investments in personnel, systems, equipment and other resources necessary to manage the Fund, and the fact that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and MacKay Shields must be in a position to pay and retain experienced professional personnel to provide services to the Fund and that New York Life Investments' ability to maintain a strong financial position is important in order for New York Life Investments to continue to provide high-quality ongoing services to the Fund. The Board noted, for example, increased costs borne by New York Life Investments and its affiliates due to new and ongoing regulatory and compliance requirements. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

The Board also reviewed information from New York Life Investments and its affiliates, including each Subadviser, regarding their profitability or anticipated profitability due to their overall relationships with the Fund. For New York Life Investments and MacKay Shields, the Board considered information illustrating the revenues and expenses allocated to the Fund. With respect to MSI, the Board did not consider specific profitability information from MSI's relationship with the Fund, since MSI had not commenced its service as subadviser at the time the Board considered its approval of the New Subadvisory Agreement. However, the Board considered information provided by MSI reflecting MSI's profitability with respect to similar mutual funds managed by MSI, and other information that allowed the Board to estimate the expected costs and profits of MSI in connection with its service as subadviser to the Fund.

The Board noted the difficulty in obtaining reliable comparative data about mutual fund managers' profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager's organization, the types of funds it manages, and the manager's capital structure and costs of capital. While recognizing the difficulty in evaluating a manager's profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board with respect to the Fund was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board recognized, for example, the benefits to the Subadvisers from legally permitted "soft-dollar" arrangements by which brokers provide or would provide research and other services to the Subadvisers in exchange for commissions paid by the Fund with respect to trades on the Fund's portfolio securities.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the


28    MainStay Capital Appreciation Fund

Fund, New York Life Investments' affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund's transfer agent and distributor. The information provided to the Board indicated that the profitability to New York Life Investments and its affiliates arising directly from these other arrangements was not excessive. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the annual contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments' relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that the profits to be realized by New York Life Investments and its affiliates (including each Subadviser) due to their relationships with the Fund are fair and reasonable.

EXTENT TO WHICH ECONOMIES OF SCALE MAY BE REALIZED AS THE FUND GROWS

The Board also considered whether the Fund's expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from New York Life Investments and Strategic Insight showing how the Fund's management fee hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. The Board noted the extent to which the Fund benefits from breakpoints, expense waivers or reimbursements, as applicable. While recognizing that any precise determination of future economies of scale is necessarily subjective, the Board considered the extent to which New York Life Investments and the Subadvisers may realize a larger profit margin as the Fund's assets grow over time.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund's expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund's expense structure as the Fund grows over time.

MANAGEMENT AND SUBADVISORY FEES AND TOTAL ORDINARY OPERATING EXPENSES

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund's expected total ordinary operating expenses. The Board primarily considered the reasonableness of the overall management fees paid by the Fund to New York Life Investments, since the fees to be paid to each Subadviser are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund's fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. The Board noted the impact of the recent economic crisis on the MainStay Group of Funds and, consistent with statements from SEC staff members and with published advice from Strategic Insight, the Board reviewed supplemental peer data that reflected more recent peer groupings based on relatively smaller asset sizes. In addition, the Board considered information provided by New York Life Investments and the Subadvisers on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account explanations from New York Life Investments and the Subadvisers about the different scope of services provided to retail mutual funds as compared with other investment advisory clients.

The Board noted that, outside of the Fund's management fee and the fees charged under a share class's Rule 12b-1 and/or shareholder services plans, a share class's most significant "other expenses" are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a "per-account" fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund's average net assets. The Board took into account information from New York Life Investments showing that the Fund's transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company ("NSC"), the Fund's transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board particularly considered representations from New York Life Investments that the MainStay Group of Funds' transfer agent fee structure is designed to allow NSC to provide transfer agent services to the Funds essentially "at cost," and that NSC historically has realized only very modest profitability from providing transfer agent services to the Funds.

The Board observed that, because the Fund's transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class's expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board noted that transfer agent fees are a significant portion of total expenses of many funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tends to be greater than for other open-end retail funds because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board noted the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company ("New York Life") policyholders, who often

                                                   mainstayinvestments.com    29
maintain smaller account balances than other fund investors. The Board discussed measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) closing small accounts with balances below $500; (iv) since 2007, charging an annual $20.00 small account fee on accounts with balances below $1,000; (v) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts; and (vi) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors.


After considering all of the factors outlined above, the Board concluded that the Fund's management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board's overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

CONCLUSION

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements and the New Subadvisory Agreement.



30    MainStay Capital Appreciation Fund

FEDERAL INCOME TAX

INFORMATION (UNAUDITED)

For the fiscal year ended October 31, 2008, the Fund designates approximately $6,688,004 pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2008, should be multiplied by 3.1% to arrive at the amount eligible for qualified interest income and 100.0% for the corporate dividends received deduction.

In January 2009, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 the federal tax status of the distributions received by shareholders in calendar year 2008. The amounts that will be reported on such 1099-DIV will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2008.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund's securities is available without charge, upon request (i) by visiting the Fund's website at mainstayinvestments.com; or
(ii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782);
(ii) by visiting the Funds' website at mainstayinvestments.com; or (iii) on the SEC's website at www.sec.gov.


SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge, on the SEC's website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782).You can also obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).


                                                   mainstayinvestments.com    31

BOARD MEMBERS AND OFFICERS (UNAUDITED)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, Eclipse Funds, Eclipse Funds Inc., ICAP Funds, Inc. MainStay Funds Trust, and MainStay VP Series Fund, Inc.) (collectively, the "Fund Complex"), the Manager and when applicable, the Subadvisor(s). Each Board member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation upon reaching age 72. A Board Member reaching the age of 72 may continue for additional one-year periods with the approval of the Board's Nominating and Governance Committee.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782).

                                                                                  NUMBER OF
                 TERM OF OFFICE,                                                  FUNDS IN FUND   OTHER
                 POSITION(S) HELD                                                 COMPLEX         DIRECTORSHIPS
NAME AND         WITH THE FUND COMPLEX AND        PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER
 ---------------------------------------------------------------------------------------------------------------------------
INTERESTED BOARD MEMBER*

JOHN Y. KIM      Indefinite;                      Member of the Board of                65        None
9/24/60          ECLIPSE TRUST: Trustee since     Managers, President and Chief
                 2008 (2 funds);                  Executive Officer (since 2008)
                 ECLIPSE FUNDS INC.: Director     of New York Life Investment
                 since 2008 (21 funds);           Management LLC and New York
                 ICAP FUNDS, INC.: Director       Life Investment Management
                 since 2008 (4 funds);            Holdings LLC; Member of the
                 MAINSTAY TRUST: Trustee since    Board of Managers, MacKay
                 2008 (14 funds);                 Shields LLC (since 2008);
                 MAINSTAY FUNDS TRUST: Trustee    Chairman of the Board,
                 since April 2009 (4 funds);      Institutional Capital LLC,
                 and                              Madison Capital LLC, McMorgan
                 MAINSTAY VP SERIES FUND, INC.:   & Company LLC, Chairman and
                 Director since 2008 (20          Chief Executive Officer,
                 portfolios).                     NYLIFE Distributors LLC and
                                                  Chairman of the Board of
                                                  Managers, NYLCAP Manager, LLC
                                                  (since 2008); President,
                                                  Prudential Retirement, a
                                                  business unit of Prudential
                                                  Financial, Inc. (2002 to 2007)
----------------------------------------------------------------------------------------------------------------------------




   * This Board Member is considered to be an "interested person" of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company. New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled "Principal Occupation(s) During the Past Five Years."



32    MainStay Capital Appreciation Fund

                                                                                  NUMBER OF
                 TERM OF OFFICE,                                                  FUNDS IN FUND   OTHER
                 POSITION(S) HELD                                                 COMPLEX         DIRECTORSHIPS
NAME AND         WITH THE FUND COMPLEX AND        PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER
 ---------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED BOARD MEMBERS

SUSAN B. KERLEY  Indefinite;                      President, Strategic                  65        Trustee, Legg Mason
8/12/51          ECLIPSE TRUST: Chairman since    Management Advisors LLC (since                  Partners Funds, Inc.,
                 2005, and Trustee since 2000     1990)                                           since 1991 (59 portfolios)
                 (2 funds);
                 ECLIPSE FUNDS INC.: Chairman
                 since 2005 and Director since
                 1990 (21 funds);
                 ICAP FUNDS, INC.:  Chairman
                 and Director since 2006 (4
                 funds);
                 MAINSTAY TRUST: Chairman and
                 Board Member since 2007;
                 MAINSTAY FUNDS TRUST: Chairman
                 and Trustee since April 2009
                 (4 funds); and
                 MAINSTAY VP SERIES FUND, INC.:
                 Chairman and Director since
                 2007 (20 portfolios).
----------------------------------------------------------------------------------------------------------------------------
ALAN R. LATSHAW  Indefinite;                      Retired; Partner, Ernst &             65        Trustee, State Farm
3/27/51          ECLIPSE TRUST: Trustee and       Young LLP (2002 to 2003);                       Associates Funds Trusts
                 Audit Committee Financial        Partner, Arthur Andersen LLP                    since 2005 (4 portfolios);
                 Expert since 2007 (2 funds);     (1989 to 2002); Consultant to                   Trustee, State Farm Mutual
                 ECLIPSE FUNDS INC.: Director     the MainStay Funds Audit and                    Fund Trust since 2005 (15
                 and Audit Committee Financial    Compliance Committee (2004 to                   portfolios); Trustee,
                 Expert since 2007 (21 funds);    2006)                                           State Farm Variable
                 ICAP FUNDS, INC.:  Director                                                      Product Trust since 2005
                 and Audit Committee Financial                                                    (9 portfolios)
                 Expert since 2007 (4 funds);
                 MAINSTAY TRUST: Trustee and
                 Audit Committee Financial
                 Expert since 2006 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 and Audit Committee Financial
                 Expert since April 2009 (4
                 funds); and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director and Audit Committee
                 Financial Expert since 2007
                 (20 portfolios).
----------------------------------------------------------------------------------------------------------------------------





                                                   mainstayinvestments.com    33

                                                                                  NUMBER OF
                 TERM OF OFFICE,                                                  FUNDS IN FUND   OTHER
                 POSITION(S) HELD                                                 COMPLEX         DIRECTORSHIPS
NAME AND         WITH THE FUND COMPLEX AND        PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER
 ---------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED BOARD MEMBERS

PETER MEENAN     Indefinite;                      Independent Consultant;               65        None
12/5/41          ECLIPSE TRUST: Trustee since     President and Chief Executive
                 2002 (2 funds);                  Officer, Babson--United, Inc.
                 ECLIPSE FUNDS INC.: Director     (financial services firm)
                 since 2002 (21 funds);           (2000 to 2004); Independent
                 ICAP FUNDS, INC.:  Director      Consultant (1999 to 2000);
                 since 2006 (4 funds);            Head of Global Funds, Citicorp
                 MAINSTAY TRUST: Trustee since    (1995 to 1999)
                 2007 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since April 2009 (4 funds);
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 2007 (20
                 portfolios).
----------------------------------------------------------------------------------------------------------------------------
RICHARD H.       Indefinite;                      Managing Director, ICC Capital        65        None
NOLAN, JR.       ECLIPSE TRUST: Trustee since     Management;
11/16/46         2007 (2 funds);                  President--Shields/Alliance,
                 ECLIPSE FUNDS INC.: Director     Alliance Capital Management
                 since 2007 (21 funds);           (1994 to 2004)
                 ICAP FUNDS, INC.:  Director
                 since 2007 (4 funds);
                 MAINSTAY TRUST: Trustee since
                 2007 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since April 2009 (4 funds);
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 2006 (20
                 portfolios).
----------------------------------------------------------------------------------------------------------------------------
RICHARD S.       Indefinite;                      Chairman  and Chief Executive         65        None
TRUTANIC         ECLIPSE TRUST: Trustee since     Officer Somerset & Company
2/13/52          2007 (2 funds);                  (financial advisory firm)
                 ECLIPSE FUNDS INC.: Director     (since 2004); Managing
                 since 2007 (21 funds);           Director The Carlyle Group
                 ICAP FUNDS, INC.:  Director      (private investment firm)
                 since 2007 (4 funds);            (2002 to 2004); Senior
                 MAINSTAY TRUST: Trustee since    Managing Director, Partner and
                 1994 (14 funds);                 Board Member, Groupe Arnault
                 MAINSTAY FUNDS TRUST: Trustee    S.A. (private investment firm)
                 since April 2009 (4 funds);      (1999 to 2002)
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 2007 (20
                 portfolios).
----------------------------------------------------------------------------------------------------------------------------






34    MainStay Capital Appreciation Fund

                                                                                  NUMBER OF
                 TERM OF OFFICE,                                                  FUNDS IN FUND   OTHER
                 POSITION(S) HELD                                                 COMPLEX         DIRECTORSHIPS
NAME AND         WITH THE FUND COMPLEX AND        PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER
 ---------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED BOARD MEMBERS

ROMAN L. WEIL    Indefinite;                      V. Duane Rath Professor               65        None
5/22/40          ECLIPSE TRUST:                   Emeritus of Accounting,
                 Trustee and Audit Committee      Chicago Booth School of
                 Financial Expert since 2007 (2   Business, University of
                 funds);                          Chicago; President, Roman L.
                 ECLIPSE FUNDS INC.: Director     Weil Associates, Inc.
                 and Audit Committee Financial    (consulting firm)
                 Expert since 2007 (21 funds);
                 ICAP FUNDS, INC.:  Director
                 and Audit Committee Financial
                 Expert since 2007 (4 funds);
                 MAINSTAY TRUST: Trustee and
                 Audit Committee Financial
                 Expert since 2007 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since April 2009 (4 funds);
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 1994 and Audit
                 Committee Financial Expert
                 since 2003 (20 portfolios).
----------------------------------------------------------------------------------------------------------------------------
JOHN A. WEISSER  Indefinite;                      Retired. Managing Director of         65        Trustee, Direxion Funds
10/22/41         ECLIPSE TRUST:                   Salomon Brothers, Inc. (1971                    (34 portfolios) and
                 Trustee since 2007 (2 funds);    to 1995)                                        Direxion Insurance Trust
                 ECLIPSE FUNDS INC.: Director                                                     (3 portfolios) since 2007;
                 since 2007 (21 funds);                                                           Trustee, Direxion Shares
                 ICAP FUNDS, INC.:  Director                                                      ETF Trust, since 2008 (22
                 since 2007 (4 funds);                                                            portfolios)
                 MAINSTAY TRUST: Trustee since
                 2007 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since April 2009 (4 funds);
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 1997 (20
                 portfolios).
----------------------------------------------------------------------------------------------------------------------------





                                                   mainstayinvestments.com    35

   At a meeting of the Board Members held on June 18, 2009, the following individuals were appointed to serve as Officers of the MainStay Group of Funds.


           POSITIONS(S)
           HELD
           WITH THE
NAME AND   FUNDS
DATE OF    AND LENGTH OF   PRINCIPAL OCCUPATION(S)
BIRTH      SERVICE         DURING PAST FIVE YEARS
 --------------------------------------------------------------------------------
OFFICERS

JACK R.    Treasurer and   Assistant Treasurer, New York Life Investment
BENIN-     Principal       Management Holdings LLC (since July 2008); Managing
TENDE      Financial and   Director, New York Life Investment Management LLC
5/12/64    Accounting      (since 2007); Treasurer and Principal Financial and
           Officer since   Accounting Officer, MainStay VP Series Fund, Inc. and
           2007            ICAP Funds, Inc. (since 2007), and MainStay Funds
                           Trust (since April 2009); Vice President, Prudential
                           Investments (2000 to 2007); Assistant Treasurer,
                           JennisonDryden Family of Funds, Target Portfolio
                           Trust, The Prudential Series Fund and American Skandia
                           Trust (2006 to 2007); Treasurer and Principal
                           Financial Officer, The Greater China Fund (2007)
---------------------------------------------------------------------------------
JEFFREY    Vice            Managing Director, Compliance (since 2009), Director
A.         President and   and Associate General Counsel, New York Life
ENGELSMAN  Chief           Investment Management LLC (2005 to 2008); Assistant
9/28/67    Compliance      Secretary, NYLIFE Distributors LLC (2006 to 2008);
           Officer since   Vice President and Chief Compliance Officer, ICAP
           January 2009    Funds, Inc. (since January 2009), and MainStay Funds
                           Trust (since April 2009); Assistant Secretary, The
                           MainStay Funds and ICAP Funds, Inc. (2006 to 2008);
                           Assistant Secretary, Eclipse Funds, Eclipse Funds,
                           Inc., and MainStay VP Series Fund, Inc. (2005 to
                           2008); Director and Senior Counsel, Deutsche Asset
                           Management (1999 to 2005)
---------------------------------------------------------------------------------
STEPHEN    President       President and Chief Operating Officer, NYLIFE
P. FISHER  since 2007      Distributors LLC (since 2008); Chairman of the Board,
2/22/59                    NYLIM Service Company (since 2008); Senior Managing
                           Director and Chief Marketing Officer, New York Life
                           Investment Management LLC (since 2005); Managing
                           Director--Retail Marketing, New York Life Investment
                           Management LLC (2003 to 2005); President, MainStay VP
                           Series Fund, Inc. and ICAP Funds, Inc. (since 2007),
                           and MainStay Funds Trust (since April 2009); Managing
                           Director, UBS Global Asset Management (1999 to 2003)
---------------------------------------------------------------------------------
SCOTT T.   Vice            Director, New York Life Investment Management LLC
HAR-       Presiden-       (including predecessor advisory organizations) (since
RINGTON    t--Adminis-     2000); Executive Vice President, New York Life Trust
2/8/59     tration since   Company and New York Life Trust Company, FSB (since
           2005            2006); Vice President--Administration, MainStay VP
                           Series Fund, Inc. (since 2005), ICAP Funds, Inc.
                           (since 2006) and MainStay Funds Trust (since April
                           2009)
---------------------------------------------------------------------------------
MARGUER-   Chief Legal     Vice President, Associate General Counsel and
ITE E. H.  Officer since   Assistant Secretary, New York Life Insurance Company
MORRISON   2008 and        (since 2008); Managing Director, Associate General
3/26/56    Secretary       Counsel and Assistant Secretary, New York Life
           since 2004      Investment Management LLC (since 2004); Managing
                           Director and Secretary, NYLIFE Distributors LLC;
                           Secretary, NYLIM Service Company (since 2008);
                           Assistant Secretary, New York Life Investment
                           Management Holdings LLC (since 2008); Chief Legal
                           Officer (since 2008) and Secretary, MainStay VP Series
                           Fund, Inc. (since 2004), ICAP Funds, Inc. (since 2006)
                           and MainStay Funds Trust (since April 2009); Chief
                           Legal Officer--Mutual Funds and Vice President and
                           Corporate Counsel, The Prudential Insurance Company of
                           America (2000 to 2004)
---------------------------------------------------------------------------------




   * The Officers listed above are considered to be "interested persons" of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company. New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column captioned "Principal Occupation(s) During Past Five Years." Officers are elected annually by the Boards to serve a one year term.



36    MainStay Capital Appreciation Fund

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MAINSTAY 130/30 CORE FUND
MAINSTAY 130/30 GROWTH FUND
MAINSTAY COMMON STOCK FUND
MAINSTAY EPOCH U.S. ALL CAP FUND
MAINSTAY EPOCH U.S. EQUITY FUND
MAINSTAY EQUITY INDEX FUND(1)
MAINSTAY GROWTH EQUITY FUND
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY MAP FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY U.S. SMALL CAP FUND

INCOME FUNDS
MAINSTAY 130/30 HIGH YIELD FUND
MAINSTAY CASH RESERVES FUND
MAINSTAY DIVERSIFIED INCOME FUND
MAINSTAY FLOATING RATE FUND
MAINSTAY GOVERNMENT FUND
MAINSTAY HIGH YIELD CORPORATE BOND FUND
MAINSTAY INDEXED BOND FUND
MAINSTAY INTERMEDIATE TERM BOND FUND
MAINSTAY MONEY MARKET FUND
MAINSTAY PRINCIPAL PRESERVATION FUND
MAINSTAY SHORT TERM BOND FUND
MAINSTAY TAX FREE BOND FUND

BLENDED FUNDS
MAINSTAY BALANCED FUND
MAINSTAY CONVERTIBLE FUND
MAINSTAY INCOME BUILDER FUND

INTERNATIONAL FUNDS
MAINSTAY 130/30 INTERNATIONAL FUND
MAINSTAY EPOCH GLOBAL CHOICE FUND
MAINSTAY EPOCH GLOBAL EQUITY YIELD FUND
MAINSTAY EPOCH INTERNATIONAL SMALL CAP FUND
MAINSTAY GLOBAL HIGH INCOME FUND
MAINSTAY ICAP GLOBAL FUND
MAINSTAY ICAP INTERNATIONAL FUND
MAINSTAY INTERNATIONAL EQUITY FUND


ASSET ALLOCATION FUNDS
MAINSTAY CONSERVATIVE ALLOCATION FUND
MAINSTAY GROWTH ALLOCATION FUND
MAINSTAY MODERATE ALLOCATION FUND
MAINSTAY MODERATE GROWTH ALLOCATION FUND

RETIREMENT FUNDS
MAINSTAY RETIREMENT 2010 FUND
MAINSTAY RETIREMENT 2020 FUND
MAINSTAY RETIREMENT 2030 FUND
MAINSTAY RETIREMENT 2040 FUND
MAINSTAY RETIREMENT 2050 FUND

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
NEW YORK, NEW YORK

SUBADVISORS

EPOCH INVESTMENT PARTNERS, INC.
NEW YORK, NEW YORK

INSTITUTIONAL CAPITAL LLC(2)
CHICAGO, ILLINOIS

MACKAY SHIELDS LLC(2)
NEW YORK, NEW YORK

MADISON SQUARE INVESTORS LLC(2)
NEW YORK, NEW YORK

MARKSTON INTERNATIONAL LLC
WHITE PLAINS, NEW YORK

WINSLOW CAPITAL MANAGEMENT, INC.
MINNEAPOLIS, MINNESOTA

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 800-MAINSTAY (624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.

                          Not part of the Annual Report

----------------------------------------------------
Not FDIC/NCUA Insured  Not a Deposit  May Lose Value



-------------------------------------------------------
No Bank Guarantee  Not Insured by Any Government Agency
-------------------------------------------------------




NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

mainstayinvestments.com                                       The MainStay Funds

(C) 2009 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-AO15932         (RECYCLE LOGO)            MS283-09           MSCA11-12/09
                                                                          04

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 MID CAP GROWTH FUND



                 Message from the President

                 and

                 Annual Report

                 October 31, 2009

MESSAGE FROM THE PRESIDENT

The 12-month period ended October 31, 2009, was generally positive for stock and bond investors alike. Signs that the economy was beginning to stabilize brought renewed hope to investors and helped generate a sharp turnaround in the stock market.

When the reporting period began, the stock and bond markets were still reacting to the government's massive bailout plan. Several new facilities were instituted to help restore market liquidity, and the Federal Reserve agreed to purchase various types of securities in a strategy known as quantitative easing.

On December 16, 2008, the Federal Open Market Committee lowered the federal funds target rate to a range between 0.0% and 0.25%. Over time, the markets responded favorably to the coordinated efforts of Congress, the Treasury Department, the Federal Deposit Insurance Corporation, the Federal Reserve and other central banks to address the credit crisis. The turning point for the U.S. stock market came in March 2009, when investors became convinced that the worst was over and an economic recovery was likely.

Domestic equities generally advanced for the remainder of the reporting period, with the strongest results coming from stocks that had been among the hardest hit when the market fell. Despite advances in some financial stocks, the financials sector as a whole declined during the reporting period.

International stocks advanced, with strong results in the materials sector as commodity prices recovered. As investors moved from defensive sectors to more cyclical stocks, utilities weakened but semiconductor companies recorded strong results.

In the fixed-income markets, higher-risk segments were particularly strong. High-yield bonds, floating-rate debt and emerging-market debt were generally strong performers. U.S. Treasury securities and high-grade corporate issues, which had been stellar performers in the first half of the reporting period, weakened as investors' appetite for risk increased.

To keep your investments on a solid footing in a shifting market environment, our portfolio managers pursued their respective investment objectives and strategies with confidence and determination. Although short-term variations are an inevitable part of investing, our portfolio managers know that long-term results are the ultimate measure of investment success.

Fortunately, after three calendar quarters of economic contraction, gross domestic product was once again positive in the third quarter of 2009. Corporate profits, while still below third-quarter 2008 levels, have advanced for three consecutive quarters. At MainStay Funds, we find this economic data encouraging, and we hope you do too.

At MainStay, we have long recommended that our clients get invested, stay invested and add to their investments over time. With prudent diversification, gradual portfolio adjustments and a long-term perspective, MainStay shareholders can maintain a positive outlook as they pursue their financial goals.

Sincerely,


/s/ STEPHEN P. FISHER


Stephen P. Fisher
President



                          Not part of the Annual Report

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 MID CAP GROWTH FUND



                 MainStay Funds

                 Annual Report

                 October 31, 2009

TABLE OF CONTENTS


ANNUAL REPORT
---------------------------------------------

INVESTMENT AND PERFORMANCE COMPARISON       5
---------------------------------------------

PORTFOLIO MANAGEMENT DISCUSSION AND
ANALYSIS                                   10
---------------------------------------------

PORTFOLIO OF INVESTMENTS                   12
---------------------------------------------

FINANCIAL STATEMENTS                       16
---------------------------------------------

NOTES TO FINANCIAL STATEMENTS              23
---------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM                            30
---------------------------------------------

BOARD CONSIDERATION AND APPROVAL OF
MANAGEMENT AGREEMENT AND NEW SUBADVISORY
AGREEMENT                                  31
---------------------------------------------

FEDERAL INCOME TAX INFORMATION             35
---------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        35
---------------------------------------------

SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       35
---------------------------------------------

BOARD MEMBERS AND OFFICERS                 36

INVESTMENT AND PERFORMANCE COMPARISON(1) (UNAUDITED)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(2)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                                                SINCE
AVERAGE ANNUAL               ONE      FIVE    INCEPTION
TOTAL RETURNS               YEAR     YEARS     (1/2/01)
-------------------------------------------------------
With sales charges          9.81%    0.80%      -0.63%
Excluding sales charges    16.20     1.95        0.01




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                 MAINSTAY MID
                                  CAP GROWTH     RUSSELL MIDCAP(R)
                                     FUND           GROWTH INDEX
                                 ------------    -----------------
1/2/01                                9450             10000
                                      7078              6945
                                      5916              5722
                                      7777              7970
                                      8590              8669
                                     10773             10048
                                     11784             11506
                                     14792             13774
                                      8142              7900
10/31/09                              9461              9676





CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                                                SINCE
AVERAGE ANNUAL               ONE      FIVE    INCEPTION
TOTAL RETURNS               YEAR     YEARS     (1/2/01)
-------------------------------------------------------
With sales charges         10.15%    0.89%      -0.58%
Excluding sales charges    16.56     2.04        0.06




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                 MAINSTAY MID
                                  CAP GROWTH     RUSSELL MIDCAP(R)
                                     FUND           GROWTH INDEX
                                 ------------    -----------------
1/2/01                               23625             25000
                                     17695             17362
                                     14789             14304
                                     19443             19925
                                     21475             21671
                                     26933             25119
                                     29460             28764
                                     36981             34436
                                     20381             19749
10/31/09                             23756             24189





CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

                                                SINCE
AVERAGE ANNUAL               ONE      FIVE    INCEPTION
TOTAL RETURNS               YEAR     YEARS     (1/2/01)
-------------------------------------------------------
With sales charges         10.37%    0.84%      -0.74%
Excluding sales charges    15.37     1.21       -0.74




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                 MAINSTAY MID
                                  CAP GROWTH     RUSSELL MIDCAP(R)
                                     FUND           GROWTH INDEX
                                 ------------    -----------------
1/2/01                               10000             10000
                                      7440              6945
                                      6170              5722
                                      8050              7970
                                      8820              8669
                                     10980             10048
                                     11950             11506
                                     14879             13774
                                      8117              7900
10/31/09                              9365              9676




1. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares generally have a $25,000 minimum initial investment with no minimum subsequent purchase amount. For investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds, the minimum initial investment is $15,000. Investor Class shares and Class A shares are sold with a maximum initial sales charge of 5.50% and an annual 12b-1 fee of 0.25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of up to 5.00% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million. Class R2 shares are sold with no initial sales charge or CDSC and have an annual 12b-1 fee of 0.25%. R2 shares are available only through corporate-sponsored retirement programs, which include certain minimum program requirements. Class R3 shares are sold with no initial sales charge or CDSC, have an annual 12b-1 fee of 0.50% and are available in certain

THE FOOTNOTES ON THE NEXT TWO PAGES ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

                                                SINCE
AVERAGE ANNUAL               ONE      FIVE    INCEPTION
TOTAL RETURNS               YEAR     YEARS     (1/2/01)
-------------------------------------------------------
With sales charges         14.37%    1.21%      -0.74%
Excluding sales charges    15.37     1.21       -0.74




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                 MAINSTAY MID
                                  CAP GROWTH     RUSSELL MIDCAP(R)
                                     FUND           GROWTH INDEX
                                 ------------    -----------------
1/2/01                               10000             10000
                                      7440              6945
                                      6170              5722
                                      8050              7970
                                      8820              8669
                                     10990             10048
                                     11940             11506
                                     14869             13774
                                      8117              7900
10/31/09                              9365              9676





CLASS I SHARES(3)--NO SALES CHARGE
--------------------------------------------------------------------------------

                                      SINCE
AVERAGE ANNUAL     ONE      FIVE    INCEPTION
TOTAL RETURNS      YEAR    YEARS     (1/2/01)
---------------------------------------------
                  16.81%    2.39%      0.37%




(PERFORMANCE GRAPH)

                                 MAINSTAY MID
                                  CAP GROWTH     RUSSELL MIDCAP(R)
                                     FUND           GROWTH INDEX
                                 ------------    -----------------
1/2/01                               10000             10000
                                      7506              6945
                                      6289              5722
                                      8288              7970
                                      9178              8669
                                     11552             10048
                                     12694             11506
                                     15993             13774
                                      8843              7900
10/31/09                             10330              9676





CLASS R2 SHARES(4)--NO SALES CHARGE
--------------------------------------------------------------------------------

                                      SINCE
AVERAGE ANNUAL     ONE      FIVE    INCEPTION
TOTAL RETURNS      YEAR    YEARS     (1/2/01)
---------------------------------------------
                  16.33%    1.90%     -0.06%




(PERFORMANCE GRAPH)

                                 MAINSTAY MID
                                  CAP GROWTH     RUSSELL MIDCAP(R)
                                     FUND           GROWTH INDEX
                                 ------------    -----------------
1/2/01                               10000             10000
                                      7484              6945
                                      6249              5722
                                      8207              7970
                                      9055              8669
                                     11345             10048
                                     12398             11506
                                     15547             13774
                                      8553              7900
10/31/09                              9949              9676




   individual retirement accounts or in certain retirement plans. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or reimbursements were contractual. Under the expense limitation agreement in effect beginning on August 1, 2009, the Manager was permitted to recoup the amount of certain management fee waivers or expense reimbursements from the Fund if such action did not cause the Fund to exceed existing expense limitations and the recoupment was made within the term of agreement. This agreement was set to expire on July 31, 2010. Class A, Class B and Class C shares were introduced on January 2, 2001. Effective November 12, 2009, the Fund merged with and into MainStay Large Cap Growth Fund.
2. Performance figures for Investor Class shares, first offered to the public on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for Investor Class shares might have been lower.
3. Performance figures for Class I shares, first offered to the public on March 29, 2005, include the historical performance of Class A shares through March 28, 2005, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for Class I shares might have been lower.
4. Performance figures for Class R2 shares, first offered to the public on December 14, 2007, include the historical

THE FOOTNOTES ON THE PRECEDING PAGE AND THE FOLLOWING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



6    MainStay Mid Cap Growth Fund

CLASS R3 SHARES(5)--NO SALES CHARGE
--------------------------------------------------------------------------------

                                      SINCE
AVERAGE ANNUAL     ONE      FIVE    INCEPTION
TOTAL RETURNS      YEAR    YEARS     (1/2/01)
---------------------------------------------
                  16.15%    1.74%     -0.26%




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                 MAINSTAY MID
                                  CAP GROWTH     RUSSELL MIDCAP(R)
                                     FUND           GROWTH INDEX
                                 ------------    -----------------
1/2/01                               10000             10000
                                      7468              6945
                                      6220              5722
                                      8149              7970
                                      8969              8669
                                     11209             10048
                                     12230             11506
                                     15303             13774
                                      8415              7900
10/31/09                              9775              9676





 BENCHMARK PERFORMANCE                     ONE      FIVE      SINCE
                                          YEAR     YEARS    INCEPTION
Russell Midcap(R) Growth Index(6)        22.48%    2.22%      -0.37%
Average Lipper mid-cap growth fund(7)    16.74     1.56       -0.58



   performance of Class A shares through April 30, 2008, adjusted for differences in certain contractual fees and expenses. Unadjusted, the performance shown for Class R2 shares might have been lower. Class R2 shares commenced investment operations on May 1, 2008.
5. Performance figures for Class R3 shares, first offered to the public on April 28, 2006, include the historical performance of Class A shares through April 27, 2006, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for Class R3 shares might have been lower.
6. The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap(R) companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index. Total returns assume reinvestment of all income and capital gains. The Russell Midcap(R) Growth Index is the Fund's broad-based securities market index for comparison purposes. An investment cannot be made directly in an index.
7. The average Lipper mid-cap growth fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper's U.S. Diversified Equity large-cap floor. Mid-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P MidCap 400 Index. This benchmark is a product of Lipper Inc.

THE FOOTNOTES ON THE PRECEDING TWO PAGES ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    7

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY MID CAP GROWTH FUND
(UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2009, to October 31, 2009, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2009, to October 31, 2009.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended October 31, 2009. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      5/1/09        10/31/09       PERIOD(1)        10/31/09        PERIOD(1)
INVESTOR CLASS SHARES          $1,000.00       $1,160.50        $ 8.71         $1,017.10         $ 8.13
--------------------------------------------------------------------------------------------------------

CLASS A SHARES                 $1,000.00       $1,162.60        $ 7.03         $1,018.70         $ 6.56
--------------------------------------------------------------------------------------------------------

CLASS B SHARES                 $1,000.00       $1,155.30        $12.77         $1,013.40         $11.93
--------------------------------------------------------------------------------------------------------

CLASS C SHARES                 $1,000.00       $1,156.90        $12.78         $1,013.40         $11.93
--------------------------------------------------------------------------------------------------------

CLASS I SHARES                 $1,000.00       $1,163.80        $ 6.11         $1,019.60         $ 5.70
--------------------------------------------------------------------------------------------------------

CLASS R2 SHARES                $1,000.00       $1,160.30        $ 8.00         $1,017.80         $ 7.48
--------------------------------------------------------------------------------------------------------

CLASS R3 SHARES                $1,000.00       $1,160.10        $ 9.36         $1,016.50         $ 8.74
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (1.60% for Investor Class, 1.29% for Class A, 2.35% for Class B and Class C, 1.12% for Class I, 1.47% for Class R2 and 1.72% for Class R3) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.



8    MainStay Mid Cap Growth Fund

INDUSTRY COMPOSITION AS OF OCTOBER 31, 2009 (UNAUDITED)



Specialty Retail                        8.4%
Energy Equipment & Services             5.8
Aerospace & Defense                     5.3
Electronic Equipment & Instruments      4.5
Textiles, Apparel & Luxury Goods        4.4
Health Care Equipment & Supplies        4.2
Health Care Providers & Services        4.2
Software                                4.1
IT Services                             3.7
Semiconductors & Semiconductor
  Equipment                             3.6
Machinery                               3.5
Wireless Telecommunication Services     3.5
Commercial Services & Supplies          3.0
Internet Software & Services            3.0
Chemicals                               2.6
Biotechnology                           2.5
Construction & Engineering              2.5
Oil, Gas & Consumable Fuels             2.5
Hotels, Restaurants & Leisure           2.4
Containers & Packaging                  2.1
Life Sciences Tools & Services          1.9
Multiline Retail                        1.9
Diversified Consumer Services           1.7
Household Durables                      1.7
Personal Products                       1.7
Real Estate Investment Trusts           1.7
Electrical Equipment                    1.5
Capital Markets                         1.3
Distributors                            1.2
Household Products                      1.2
Communications Equipment                1.1
Exchange Traded Fund                    1.0
Road & Rail                             0.9
Metals & Mining                         0.8
Airlines                                0.7
Computers & Peripherals                 0.7
Insurance                               0.7
Thrifts & Mortgage Finance              0.6
Beverages                               0.4
Diversified Telecommunication
  Services                              0.4
Media                                   0.3
Commercial Banks                        0.2
Diversified Financial Services          0.2
Multi-Utilities                         0.2
Automobiles                             0.1
Building Products                       0.1
Office Electronics                      0.1
Tobacco                                 0.1
Short-Term Investment                   0.1
Liabilities in Excess of Other
  Assets                               (0.3)
                                      -----
                                      100.0%
                                      =====



 See Portfolio of Investments on Page 12 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF OCTOBER 31, 2009 (EXCLUDING SHORT-TERM INVESTMENT)


    1.  Amphenol Corp. Class A
    2.  Newfield Exploration Co.
    3.  Precision Castparts Corp.
    4.  Guess?, Inc.
    5.  Crown Holdings, Inc.
    6.  SBA Communications Corp. Class A
    7.  Fluor Corp.
    8.  Alliant Techsystems, Inc.
    9.  Coach, Inc.
   10.  Equinix, Inc.





                                                    mainstayinvestments.com    9

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

QUESTIONS ANSWERED BY MACKAY SHIELDS LLC (MACKAY SHIELDS), THE FUND'S FORMER SUBADVISOR, AND TONY H. ELAVIA OF NEW YORK LIFE INVESTMENTS, THE FUND'S MANAGER.(1)

HOW DID MAINSTAY MID CAP GROWTH FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12 MONTHS ENDED OCTOBER 31, 2009?

Excluding all sales charges, MainStay Mid Cap Growth Fund returned 16.20% for Investor Class shares, 16.56% for Class A shares, 15.37% for Class B shares and 15.37% for Class C shares for the 12 months ended October 31, 2009. Over the same period, the Fund's Class I shares returned 16.81%, Class R2 shares returned 16.33% and Class R3 shares returned 16.15%. Class I shares outperformed--and the remaining share classes underperformed--the 16.74% return of the average Lipper(2) mid-cap growth fund for the 12-month period ended October 31, 2009. All share classes underperformed the 22.48% return of the Russell Midcap(R) Growth Index(3) for the same 12-month period. The Russell Midcap(R) Growth Index is the Fund's broad-based securities-market index. See pages 5 and 6 for Fund returns with sales charges.

WERE THERE ANY CHANGES IN THE FUND'S DAY-TO-DAY MANAGEMENT DURING THE REPORTING PERIOD?

In connection with a larger initiative by MacKay Shields to reposition and rationalize its investment capabilities, the Fund's Board of Trustees approved the termination of MacKay Shields as the Subadvisor to the Fund effective June 29, 2009. For the period from November 1, 2008, to June 28, 2009, the Fund's performance figures referenced above reflect the performance of the Fund while it was managed by its former subadvisor, MacKay Shields.

On June 23, 2009, the Fund's Board of Trustees approved a reorganization of the Fund with and into MainStay Large Cap Growth Fund, which was approved by Fund shareholders on November 5, 2009.

WHAT MAJOR FACTORS AFFECTED THE FUND DURING THE 12 MONTHS ENDED OCTOBER 31,
2009?

During the first few months of the reporting period, the stock market continued to decline in response to the credit crisis and uncertainty about the government's intervention plans. In the first quarter of 2009, the stock market reversed course and rallied through the end of June.

During the last four months of the reporting period, the equity market continued to strengthen as it became increasingly clear that an economic catastrophe had been averted.

WHAT FACTORS HAD A POSITIVE IMPACT ON THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

During the first eight months of the reporting period, the Fund benefited from an underweight position relative to the Russell Midcap(R) Growth Index in the utilities sector. During this portion of the reporting period, stock selection in the energy sector also enhanced the Fund's performance relative to the benchmark.

During the last four months of the reporting period, a significantly overweight position relative to the Russell Midcap(R) Growth Index in consumer cyclicals, particularly in the apparel and textiles industry, and underweight positions in financials and utilities had a positive impact on the Fund's performance. The Fund maintained a bias toward growth equities that were inexpensively priced in relation to earnings and book value. This bias also contributed positively to the Fund's performance during the last four months of the reporting period.

WHAT FACTORS DETRACTED FROM THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD?

During the first eight months of the reporting period, the Fund's investments in the health care, consumer discretionary and consumer staples sectors detracted from the Fund's performance relative to the Russell Midcap(R) Growth Index.

During the last four months of the reporting period, the Fund's overall security selection detracted from results. An underweight position in consumer

----------
Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Mid-capitalization companies are generally less established and their stocks may be more volatile and less liquid than the securities of larger companies. The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. The Fund's use of securities lending presents the risk of default by the borrower, which may result in a loss to the Fund.

1. During the reporting period, New York Life Investments delegated day-to-day portfolio management responsibilities to MacKay Shields from November 1, 2008, to June 29, 2009, and managed the Fund directly without the use of a Subadvisor beginning on June 29, 2009. MacKay Shields is an affiliate of New York Life Investments. "New York Life Investments" is a service mark used by New York Life Investment Management LLC.
2. See footnote on page 7 for more information on Lipper Inc.
3. See footnote on page 7 for more information on the Russell Midcap(R) Growth Index.


10    MainStay Mid Cap Growth Fund
noncyclicals, particularly in the food & beverages industry, also detracted from the Fund's performance relative to the Russell Midcap(R) Growth Index. Having a substantial allocation to wireless telecommunication companies hurt the Fund's relative results as well.

During the last four months of the reporting period, the Fund was slightly biased against securities that were trending down in favor of those that enjoyed positive momentum. As a result, the Fund was significantly underweight relative to the benchmark in many of the lowest-quality securities with the highest volatility profiles. Many of these securities had fallen precipitously when the market declined, but were among the leaders in the summer rally. As a result, the Fund's momentum positioning detracted from results relative to the Russell Midcap(R) Growth Index during the last four months of the reporting period.

DURING THE REPORTING PERIOD, WHICH STOCKS WERE STRONG CONTRIBUTORS TO THE FUND'S ABSOLUTE RETURN AND WHICH STOCKS WERE SIGNIFICANT DETRACTORS?

During the first eight months of the reporting period, the Fund's absolute performance benefited from positions in oil and natural gas exploration company Newfield Exploration, Internet content and delivery company Akamai Technologies and casual apparel company Guess?, Inc. Significant detractors during this portion of the reporting period included Chattem, a manufacturer of branded over-the-counter health care products; Atwood Oceanics, an oil and gas drilling company; and Thermo Fisher Scientific, an analytical instruments company selling to pharmaceutical and manufacturing companies.

In the last four months of the reporting period, the three strongest contributors to the Fund's absolute performance were retailer Guess?, Inc., defense and aerospace contractor Precision Castparts and electronic equipment manufacturer Amphenol. Major detractors from the Fund's absolute performance during this portion of the reporting period were construction and engineering firm Fluor, information-management services provider Iron Mountain and computer hardware manufacturer Synaptics.

DID THE FUND MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING
PERIOD?

During the first eight months of the reporting period, the Fund established new positions in computer security software company McAfee, video game retailer GameStop, and restaurant company Yum! Brands. Stocks that were sold during the first eight months of the reporting period included design and engineering software developer Autodesk and clinical research and development services provider ICON PLC.

During the last four months of the reporting period, turnover was kept to a minimum. The Fund established positions in consumer products firm Newell Rubbermaid, specialty retailer Foot Locker and information technology services provider Amdocs. Significant sales during the last four months of the reporting period included graphics chip maker NVIDIA, energy equipment and services provider Weatherford International and medical product maker Thermo Fisher Scientific.

HOW DID THE FUND'S SECTOR AND INDUSTRY GROUP WEIGHTINGS CHANGE DURING THE REPORTING PERIOD?

During the first eight months of the reporting period, the Fund increased exposure to the consumer discretionary, information technology and materials sectors. Over the same period, the Fund decreased its weightings in the health care and industrials sectors.

During the last four months of the reporting period, the biggest weighting increase relative to the Russell Midcap(R) Growth Index was in the consumer discretionary sector--particularly in the consumer services, consumer durables & apparel and retailing industry groups. The Fund also increased its exposure to financials, though the position remained underweight relative to the benchmark.

During the last four months of the reporting period, the Fund's greatest weighting reduction was in the information technology sector, especially in the technology hardware & equipment industry group. The Fund's exposure to the energy and industrials sectors also declined.

HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

As of October 31, 2009, the Fund was overweight relative to the Russell Midcap(R) Growth Index in the consumer discretionary, industrials and telecommunication services sectors. On the same date, the Fund was underweight relative to the benchmark index in financials, consumer staples and utilities.


----------

The opinions expressed are those of the responders as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                   mainstayinvestments.com    11

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2009



                                      SHARES           VALUE
COMMON STOCKS 99.2%+
------------------------------------------------------------

AEROSPACE & DEFENSE 5.3%

V  Alliant Techsystems, Inc.
  (a)                                 36,714   $   2,855,615
L-3 Communications Holdings,
  Inc.                                24,717       1,786,792
V  Precision Castparts Corp.          36,998       3,534,419
                                               -------------
                                                   8,176,826

                                               -------------

AIRLINES 0.7%
AMR Corp. (a)                        169,225         912,123
Copa Holdings S.A. Class A             5,137         216,935
                                               -------------
                                                   1,129,058
                                               -------------

AUTOMOBILES 0.1%
Thor Industries, Inc.                  8,466         221,978
                                               -------------


BEVERAGES 0.4%
Hansen Natural Corp. (a)              15,981         577,713
                                               -------------


BIOTECHNOLOGY 2.5%
Alexion Pharmaceuticals, Inc.
  (a)                                 26,145       1,161,099
Cephalon, Inc. (a)                    28,796       1,571,686
United Therapeutics Corp. (a)         27,102       1,152,919
                                               -------------
                                                   3,885,704
                                               -------------

BUILDING PRODUCTS 0.1%
Armstrong World Industries,
  Inc. (a)                             4,739         176,528
                                               -------------


CAPITAL MARKETS 1.3%
Affiliated Managers Group,
  Inc. (a)                            28,781       1,827,306
Investment Technology Group,
  Inc. (a)                             6,703         144,584
Northern Trust Corp.                   1,269          63,767
                                               -------------
                                                   2,035,657
                                               -------------

CHEMICALS 2.6%
Airgas, Inc.                          35,267       1,564,444
Ashland, Inc.                         14,218         491,090
Scotts Miracle-Gro Co. (The)
  Class A                             48,383       1,965,317
                                               -------------
                                                   4,020,851
                                               -------------

COMMERCIAL BANKS 0.2%
CapitalSource, Inc.                   97,968         348,766
                                               -------------


COMMERCIAL SERVICES & SUPPLIES 3.0%
Brink's Co. (The)                      4,807         114,070
Copart, Inc. (a)                      47,798       1,537,662
Iron Mountain, Inc. (a)               75,849       1,852,991
Stericycle, Inc. (a)                  20,180       1,056,826
                                               -------------
                                                   4,561,549
                                               -------------

COMMUNICATIONS EQUIPMENT 1.1%
Brocade Communications
  Systems, Inc. (a)                  129,915       1,114,671
Harris Corp.                          14,877         620,668
                                               -------------
                                                   1,735,339
                                               -------------

COMPUTERS & PERIPHERALS 0.7%
Diebold, Inc.                          5,226         158,034
NCR Corp. (a)                         43,946         446,052
Synaptics, Inc. (a)                   18,905         425,363
                                               -------------
                                                   1,029,449
                                               -------------

CONSTRUCTION & ENGINEERING 2.5%
V  Fluor Corp.                        64,606       2,869,798
Quanta Services, Inc. (a)             46,694         989,913
                                               -------------
                                                   3,859,711
                                               -------------

CONTAINERS & PACKAGING 2.1%
V  Crown Holdings, Inc. (a)          121,386       3,234,937
                                               -------------


DISTRIBUTORS 1.2%
LKQ Corp. (a)                        107,511       1,856,715
                                               -------------


DIVERSIFIED CONSUMER SERVICES 1.7%
Capella Education Co. (a)             26,278       1,810,554
H&R Block, Inc.                       34,381         630,548
Hillenbrand, Inc.                      4,752          94,945
Weight Watchers
  International, Inc.                  4,033         106,915
                                               -------------
                                                   2,642,962
                                               -------------

DIVERSIFIED FINANCIAL SERVICES 0.2%
CIT Group, Inc.                      349,626         251,731
                                               -------------


DIVERSIFIED TELECOMMUNICATION SERVICES 0.4%
Windstream Corp.                      56,407         543,763
                                               -------------


ELECTRICAL EQUIPMENT 1.5%
Roper Industries, Inc.                46,321       2,341,527
                                               -------------


ELECTRONIC EQUIPMENT & INSTRUMENTS 4.5%
V  Amphenol Corp. Class A             95,628       3,836,595
Anixter International, Inc.
  (a)                                 12,583         526,599
Avnet, Inc. (a)                      103,955       2,576,005
                                               -------------
                                                   6,939,199
                                               -------------

ENERGY EQUIPMENT & SERVICES 5.8%
Atwood Oceanics, Inc. (a)             73,785       2,618,630
Dresser-Rand Group, Inc. (a)          43,968       1,295,737
ENSCO International, Inc.             23,176       1,061,229
National Oilwell Varco, Inc.
  (a)                                 65,097       2,668,326
Seahawk Drilling, Inc. (a)             7,056         190,512
Smith International, Inc.             39,844       1,104,874
                                               -------------
                                                   8,939,308
                                               -------------

HEALTH CARE EQUIPMENT & SUPPLIES 4.2%
Becton, Dickinson & Co.               17,274       1,180,851
C.R. Bard, Inc.                       16,350       1,227,394
Gen-Probe, Inc. (a)                    5,631         234,925
Hill-Rom Holdings, Inc.               16,151         316,398


+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, as of October 31, 2009, excluding short-term investment. May be subject to change daily.


12    MainStay Mid Cap Growth Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


                                      SHARES           VALUE
COMMON STOCKS (CONTINUED)
HEALTH CARE EQUIPMENT & SUPPLIES (CONTINUED)
Hospira, Inc. (a)                     47,743   $   2,131,248
St. Jude Medical, Inc. (a)            38,732       1,319,987
                                               -------------
                                                   6,410,803
                                               -------------

HEALTH CARE PROVIDERS & SERVICES 4.2%
Coventry Health Care, Inc.
  (a)                                 28,391         562,994
DaVita, Inc. (a)                      21,505       1,140,410
Henry Schein, Inc. (a)                38,281       2,022,385
Lincare Holdings, Inc. (a)            11,258         353,614
Medco Health Solutions, Inc.
  (a)                                 42,937       2,409,624
                                               -------------
                                                   6,489,027
                                               -------------

HOTELS, RESTAURANTS & LEISURE 2.4%
Choice Hotels International,
  Inc.                                 4,715         140,601
MGM MIRAGE (a)                        86,176         798,852
Panera Bread Co. Class A (a)          18,253       1,094,815
Yum! Brands, Inc.                     50,971       1,679,494
                                               -------------
                                                   3,713,762
                                               -------------


HOUSEHOLD DURABLES 1.7%
M.D.C. Holdings, Inc.                  6,636         216,466
Newell Rubbermaid, Inc.              161,688       2,346,093
                                               -------------
                                                   2,562,559
                                               -------------

HOUSEHOLD PRODUCTS 1.2%
Church & Dwight Co., Inc.             32,479       1,847,405
                                               -------------


INSURANCE 0.7%
Arthur J. Gallagher & Co.             11,991         267,519
Endurance Specialty Holdings,
  Ltd.                                 5,954         214,285
Erie Indemnity Co. Class A             2,316          81,639
OneBeacon Insurance Group,
  Ltd. Class A                         2,517          30,003
Validus Holdings, Ltd.                19,321         488,821
                                               -------------
                                                   1,082,267
                                               -------------

INTERNET SOFTWARE & SERVICES 3.0%
Akamai Technologies, Inc. (a)         82,610       1,817,420
V  Equinix, Inc. (a)                  32,231       2,749,949
WebMD Health Corp. Class A
  (a)                                  2,045          69,653
                                               -------------
                                                   4,637,022
                                               -------------

IT SERVICES 3.7%
Alliance Data Systems Corp.
  (a)                                 43,047       2,366,724
Amdocs, Ltd. (a)                      42,395       1,068,354
Fiserv, Inc. (a)                      47,317       2,170,431
NeuStar, Inc. Class A (a)              5,498         127,004
                                               -------------
                                                   5,732,513
                                               -------------

LIFE SCIENCES TOOLS & SERVICES 1.9%
Millipore Corp. (a)                   31,450       2,107,464
Thermo Fisher Scientific,
  Inc. (a)                            16,350         735,750
                                               -------------
                                                   2,843,214
                                               -------------

MACHINERY 3.5%
Actuant Corp. Class A                 48,605         758,724
AGCO Corp. (a)                        26,737         751,577
Joy Global, Inc.                      51,016       2,571,716
Toro Co. (The)                         4,439         164,332
Valmont Industries, Inc.              15,466       1,117,728
                                               -------------
                                                   5,364,077
                                               -------------

MEDIA 0.3%
Clear Channel Outdoor
  Holdings, Inc. Class A (a)          10,738          73,233
New York Times Co. (The)
  Class A                             38,310         305,331
Warner Music Group Corp. (a)          15,924          91,722
                                               -------------
                                                     470,286
                                               -------------

METALS & MINING 0.8%
Compass Minerals
  International, Inc.                 10,754         670,189
Schnitzer Steel Industries,
  Inc. Class A                        13,480         582,875
                                               -------------
                                                   1,253,064
                                               -------------

MULTI-UTILITIES 0.2%
Integrys Energy Group, Inc.            8,956         309,878
                                               -------------


MULTILINE RETAIL 1.9%
Big Lots, Inc. (a)                     2,753          68,963
Dollar Tree, Inc. (a)                 12,005         541,785
Kohl's Corp. (a)                      39,682       2,270,604
                                               -------------
                                                   2,881,352
                                               -------------

OFFICE ELECTRONICS 0.1%
Zebra Technologies Corp.
  Class A (a)                          4,869         121,725
                                               -------------


OIL, GAS & CONSUMABLE FUELS 2.5%
V  Newfield Exploration Co.
  (a)                                 87,326       3,582,113
Peabody Energy Corp.                   6,655         263,471
                                               -------------
                                                   3,845,584
                                               -------------

PERSONAL PRODUCTS 1.7%
Avon Products, Inc.                   62,686       2,009,087
Chattem, Inc. (a)                      6,662         422,171
Herbalife, Ltd.                        7,042         236,963
                                               -------------
                                                   2,668,221
                                               -------------

REAL ESTATE INVESTMENT TRUSTS 1.7%
Alexandria Real Estate
  Equities, Inc.                      15,105         818,238
Digital Realty Trust, Inc.            38,592       1,741,657
                                               -------------
                                                   2,559,895
                                               -------------

ROAD & RAIL 0.9%
J.B. Hunt Transport Services,
  Inc.                                43,527       1,308,422
                                               -------------


SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 3.6%
Cypress Semiconductor Corp.
  (a)                                 31,889         268,824
Integrated Device Technology,
  Inc. (a)                           120,670         709,540
Intersil Corp. Class A                46,478         583,299
Linear Technology Corp.               33,289         861,519
Marvell Technology Group,
  Ltd. (a)                           131,134       1,799,158
Microsemi Corp. (a)                   18,007         239,673
NVIDIA Corp. (a)                      35,824         428,455
Silicon Laboratories, Inc.
  (a)                                 16,763         702,370
                                               -------------
                                                   5,592,838
                                               -------------



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13


                                      SHARES           VALUE
COMMON STOCKS (CONTINUED)
SOFTWARE 4.1%
FactSet Research Systems,
  Inc.                                27,892   $   1,786,483
McAfee, Inc. (a)                      46,107       1,930,961
MICROS Systems, Inc. (a)              76,560       2,060,995
Novell, Inc. (a)                      17,694          72,368
Solera Holdings, Inc.                 13,553         436,678
                                               -------------
                                                   6,287,485
                                               -------------

SPECIALTY RETAIL 8.4%
American Eagle Outfitters,
  Inc.                                94,859       1,659,084
Barnes & Noble, Inc.                  14,455         240,097
Foot Locker, Inc.                    105,884       1,109,664
V  Guess?, Inc.                       96,330       3,520,861
Penske Auto Group, Inc.               12,553         196,580
PetSmart, Inc.                        75,279       1,771,315
RadioShack Corp.                      41,703         704,364
Sherwin-Williams Co. (The)            26,440       1,508,138
TJX Cos., Inc.                        46,036       1,719,445
Williams-Sonoma, Inc.                 22,244         417,742
                                               -------------
                                                  12,847,290
                                               -------------

TEXTILES, APPAREL & LUXURY GOODS 4.4%
V  Coach, Inc.                        83,675       2,758,765
Deckers Outdoor Corp. (a)             26,566       2,382,173
Phillips-Van Heusen Corp.             38,933       1,563,160
                                               -------------
                                                   6,704,098
                                               -------------

THRIFTS & MORTGAGE FINANCE 0.6%
New York Community Bancorp,
  Inc.                                85,372         921,164
                                               -------------


TOBACCO 0.1%
Lorillard, Inc.                        1,514         117,668
                                               -------------

WIRELESS TELECOMMUNICATION SERVICES 3.5%
American Tower Corp. Class A
  (a)                                 46,429       1,709,516
NTELOS Holdings Corp.                 56,674         855,777
V  SBA Communications Corp.
  Class A (a)                        101,765       2,870,791
                                               -------------
                                                   5,436,084
                                               -------------
Total Common Stocks
  (Cost $149,776,886)                            152,516,974
                                               -------------


EXCHANGE TRADED FUND 1.0% (B)
------------------------------------------------------------

iShares Russell Midcap Growth
  Index Fund                          39,105       1,597,439
                                               -------------
Total Exchange Traded Fund
  (Cost $1,663,024)                                1,597,439
                                               -------------

                                   PRINCIPAL
                                      AMOUNT           VALUE
SHORT-TERM INVESTMENT 0.1%
------------------------------------------------------------

REPURCHASE AGREEMENT 0.1%
State Street Bank and Trust
  Co.
  0.01%, dated 10/30/09
  due 11/2/09
  Proceeds at Maturity
  $122,537
  (Collateralized by an
  United States Treasury Bill
  with a rate of 0.105% and a
  maturity date of 3/18/10,
  with a Principal Amount of
  $130,000 and a Market Value
  of $129,948)                      $122,537   $     122,537
                                               -------------
Total Short-Term Investment
  (Cost $122,537)                                    122,537
                                               -------------
Total Investments
  (Cost $151,562,447) (c)              100.3%    154,236,950
Liabilities in Excess of
  Other Assets                          (0.3)       (534,497)
                                       -----    ------------
Net Assets                             100.0%  $ 153,702,453
                                       =====    ============





(a)  Non-income producing security.
(b) Exchange Traded Fund--represents a basket of securities that is traded on an exchange.
(c)  At October 31, 2009, cost is $152,604,108
     for federal income tax purposes and net
     unrealized appreciation is as follows:



       Gross unrealized
          appreciation               $ 12,401,591
       Gross unrealized
          depreciation                (10,768,749)
                                     ------------
       Net unrealized appreciation   $  1,632,842
                                     ============







14    MainStay Mid Cap Growth Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2009, for valuing the Fund's assets.


                                                      QUOTED
                                                      PRICES
                                                   IN ACTIVE   SIGNIFICANT
                                                 MARKETS FOR         OTHER     SIGNIFICANT
                                                   IDENTICAL    OBSERVABLE    UNOBSERVABLE
                                                      ASSETS        INPUTS          INPUTS
 DESCRIPTION                                       (LEVEL 1)     (LEVEL 2)       (LEVEL 3)           TOTAL
 Investments in Securities
 Common Stocks                                  $152,516,974      $     --           $  --    $152,516,974
 Exchange Traded Fund                              1,597,439            --              --       1,597,439
 Short-Term Investment
     Repurchase Agreement                                 --       122,537              --         122,537
                                                ------------      --------           -----    ------------
 Total Investments in Securities                $154,114,413      $122,537             $--    $154,236,950
                                                ============      ========           =====    ============




At October 31, 2009, the Portfolio did not hold any investments with significant unobservable inputs (Level 3).


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2009


ASSETS:
Investment in securities, at value
  (identified cost $151,562,447)     $154,236,950
Receivables:
  Fund shares sold                         43,489
  Investment securities sold               39,759
  Dividends and interest                   24,056
Other assets                               14,820
                                     ------------
     Total assets                     154,359,074
                                     ------------
LIABILITIES:
Payables:
  Fund shares redeemed                    260,581
  Transfer agent (See Note 3)             123,684
  Shareholder communication               115,332
  Professional fees                        75,247
  NYLIFE Distributors (See Note 3)         53,679
  Manager (See Note 3)                     21,697
  Custodian                                 2,528
  Trustees                                    525
Accrued expenses                            3,348
                                     ------------
     Total liabilities                    656,621
                                     ------------
Net assets                           $153,702,453
                                     ============
COMPOSITION OF NET ASSETS:
Share of beneficial interest
  outstanding
  (par value of $.01 per share)
  unlimited number of shares
  authorized                         $    170,890
Additional paid-in capital            186,667,804
                                     ------------
                                      186,838,694
Accumulated net realized loss on
  investments                         (35,810,744)
Net unrealized appreciation on
  investments                           2,674,503
                                     ------------
Net assets                           $153,702,453
                                     ============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $ 18,800,419
                                     ============
Shares of beneficial interest
  outstanding                           2,063,844
                                     ============
Net asset value per share
  outstanding                        $       9.11
Maximum sales charge (5.50% of
  offering price)                            0.53
                                     ------------
Maximum offering price per share
  outstanding                        $       9.64
                                     ============
CLASS A
Net assets applicable to
  outstanding shares                 $ 45,361,690
                                     ============
Shares of beneficial interest
  outstanding                           4,957,679
                                     ============
Net asset value per share
  outstanding                        $       9.15
Maximum sales charge (5.50% of
  offering price)                            0.53
                                     ------------
Maximum offering price per share
  outstanding                        $       9.68
                                     ============
CLASS B
Net assets applicable to
  outstanding shares                 $ 24,559,872
                                     ============
Shares of beneficial interest
  outstanding                           2,895,206
                                     ============
Net asset value and offering price
  per share outstanding              $       8.48
                                     ============
CLASS C
Net assets applicable to
  outstanding shares                 $ 17,526,414
                                     ============
Shares of beneficial interest
  outstanding                           2,066,613
                                     ============
Net asset value and offering price
  per share outstanding              $       8.48
                                     ============
CLASS I
Net assets applicable to
  outstanding shares                 $ 45,162,965
                                     ============
Shares of beneficial interest
  outstanding                           4,852,891
                                     ============
Net asset value and offering price
  per share outstanding              $       9.31
                                     ============
CLASS R2
Net assets applicable to
  outstanding shares                 $     90,541
                                     ============
Shares of beneficial interest
  outstanding                               9,924
                                     ============
Net asset value and offering price
  per share outstanding              $       9.12
                                     ============
CLASS R3
Net assets applicable to
  outstanding shares                 $  2,200,552
                                     ============
Shares of beneficial interest
  outstanding                             242,859
                                     ============
Net asset value and offering price
  per share outstanding              $       9.06
                                     ============






16    MainStay Mid Cap Growth Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2009


INVESTMENT INCOME:
INCOME:
  Dividends                          $  1,059,514
  Interest                                  4,378
                                     ------------
     Total income                       1,063,892
                                     ------------
EXPENSES:
  Manager (See Note 3)                  1,146,609
  Transfer agent--Investor Class
     (See Note 3)                         101,123
  Transfer agent--Class A (See Note
     3)                                   174,825
  Transfer agent--Class B and C
     (See Note 3)                         252,785
  Transfer agent--Classes I, R2 and
     R3 (See Note 3)                      170,996
  Distribution--Class B (See Note
     3)                                   180,341
  Distribution--Class C (See Note
     3)                                   132,291
  Distribution--Class R3 (See Note
     3)                                     4,516
  Distribution/Service--Investor
     Class (See Note 3)                    41,683
  Distribution/Service--Class A
     (See Note 3)                         112,457
  Service--Class B (See Note 3)            60,114
  Service--Class C (See Note 3)            44,097
  Distribution/Service--Class R2
     (See Note 3)                              97
  Distribution/Service--Class R3
     (See Note 3)                           4,516
  Shareholder communication               187,635
  Professional fees                       113,548
  Registration                             92,357
  Custodian                                10,324
  Trustees                                  6,873
  Shareholder service--Class R2
     (See Note 3)                              39
  Shareholder service--Class R3
     (See Note 3)                           1,806
  Miscellaneous                            17,984
                                     ------------
     Total expenses before waiver       2,857,016
  Expense waiver from Manager (See
     Note 3)                             (526,560)
                                     ------------
     Net expenses                       2,330,456
                                     ------------
Net investment loss                    (1,266,564)
                                     ------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized loss on investments      (29,929,904)
Net change in unrealized
  depreciation on investments          53,007,200
                                     ------------
Net realized and unrealized gain on
  investments                          23,077,296
                                     ------------
Net increase in net assets
  resulting from operations          $ 21,810,732
                                     ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              17

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED OCTOBER 31, 2009 AND OCTOBER 31, 2008


                                       2009            2008
DECREASE IN NET ASSETS:
Operations:
 Net investment loss           $ (1,266,564)  $  (2,536,274)
 Net realized loss on
  investments                   (29,929,904)     (5,815,695)
 Net change in unrealized
  appreciation (depreciation)
  on investments                 53,007,200    (126,003,444)
                               ----------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                     21,810,732    (134,355,413)
                               ----------------------------

Distributions to shareholders:
 From net realized gain on investments:
    Class A                              --      (7,429,800)
    Class B                              --      (3,346,490)
    Class C                              --      (2,373,368)
    Class I                              --      (1,272,029)
    Class R3                             --         (32,821)
                               ----------------------------
 Total distributions to
  shareholders                           --     (14,454,508)
                               ----------------------------
Capital share transactions:
 Net proceeds from sale of
  shares                         22,612,143     127,139,225
 Net asset value of shares
  issued to shareholders in
  reinvestment of
  distributions                          --      12,105,806
 Cost of shares redeemed        (49,364,211)   (118,114,858)
                               ----------------------------
    Increase (decrease) in
     net assets derived from
     capital share
     transactions               (26,752,068)     21,130,173
                               ----------------------------
    Net decrease in net
     assets                      (4,941,336)   (127,679,748)

NET ASSETS:
Beginning of year               158,643,789     286,323,537
                               ----------------------------
End of year                    $153,702,453   $ 158,643,789
                               ============================






18    MainStay Mid Cap Growth Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                  INVESTOR CLASS
                            --------------------------
                                          FEBRUARY 28,
                                             2008**
                             YEAR ENDED      THROUGH
                            OCTOBER 31,    OCTOBER 31,

                            --------------------------
                                2009          2008
Net asset value at
  beginning of period         $  7.84        $ 12.74
                              -------        -------
Net investment loss (a)         (0.07)         (0.08)
Net realized and
  unrealized gain (loss)
  on investments                 1.34          (4.82)
                              -------        -------
Total from investment
  operations                     1.27          (4.90)
                              -------        -------
Less distributions:
  From net realized gain
     on investments                --             --
                              -------        -------
Net asset value at end of
  period                      $  9.11        $  7.84
                              =======        =======
Total investment return(b)      16.20%        (38.46%)(c)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment loss           (0.88%)        (1.03%)++
  Net expenses                   1.60%          1.56% ++
  Expenses (before
     recoupment/waiver/-
     reimbursement)              1.93%          1.56% ++
Portfolio turnover rate            59%            55%
Net assets at end of
  period (in 000's)           $18,800        $16,217




                                                  CLASS B
                            ---------------------------------------------------
                                           YEAR ENDED OCTOBER 31,

                            ---------------------------------------------------
                              2009       2008       2007       2006       2005
Net asset value at
  beginning of period       $  7.35    $ 14.26    $ 11.95    $ 10.98    $  8.82
                            -------    -------    -------    -------    -------
Net investment loss (a)       (0.12)     (0.19)     (0.18)     (0.17)     (0.17)
Net realized and
  unrealized gain (loss)
  on investments               1.25      (5.96)      3.01       1.14       2.33
                            -------    -------    -------    -------    -------
Total from investment
  operations                   1.13      (6.15)      2.83       0.97       2.16
                            -------    -------    -------    -------    -------
Less distributions:
  From net realized gain
     on investments              --      (0.76)     (0.52)        --         --
                            -------    -------    -------    -------    -------
Net asset value at end of
  period                    $  8.48    $  7.35    $ 14.26    $ 11.95    $ 10.98
                            =======    =======    =======    =======    =======
Total investment return
  (b)                         15.37%    (45.45%)    24.51%      8.83%     24.49%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment loss         (1.63%)    (1.66%)    (1.37%)    (1.44%)    (1.66%)
  Net expenses                 2.35%      2.27%      2.25%      2.25%      2.25%
  Expenses (before
     recoupment/waiver/-
     reimbursement)            2.68%      2.25%      2.19%      2.30%      2.38%
Portfolio turnover rate          59%        55%        48%        52%        44%
Net assets at end of
  period (in 000's)         $24,560    $27,477    $62,665    $57,469    $62,792




**   Commencement of operations.
++   Annualized.
***  Class R2 commenced operations on December 14, 2007, but investment operations did not commence until May 1, 2008.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I, Class R2 and Class R3 shares are not subject to sales charges.
(c)  Total return is not annualized.
(d)  The amount shown for a share outstanding does not correspond with aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund during the period.
(e)  Total return is calculated assuming a purchase of a share of the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return includes the effect of expense subsidies.




                                                   mainstayinvestments.com    19

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                             CLASS A
      -----------------------------------------------------



                      YEAR ENDED OCTOBER 31,

      -----------------------------------------------------
        2009       2008       2007        2006        2005
      $  7.85    $ 15.03    $  12.47    $  11.40    $  9.09
      -------    -------    --------    --------    -------
        (0.04)     (0.09)      (0.09)      (0.09)     (0.10)

         1.34      (6.33)       3.17        1.16       2.41
      -------    -------    --------    --------    -------
         1.30      (6.42)       3.08        1.07       2.31
      -------    -------    --------    --------    -------

           --      (0.76)      (0.52)         --         --
      -------    -------    --------    --------    -------
      $  9.15    $  7.85    $  15.03    $  12.47    $ 11.40
      =======    =======    ========    ========    =======
        16.56%    (44.89%)     25.53%       9.39%     25.41%


        (0.57%)    (0.75%)     (0.63%)     (0.69%)    (0.91%)
         1.29%      1.37%       1.50%       1.50%      1.50%

         1.71%      1.48%       1.44%       1.55%      1.63%
           59%        55%         48%         52%        44%
      $45,362    $50,497    $146,359    $124,741    $48,597




                            CLASS C
      ---------------------------------------------------
                     YEAR ENDED OCTOBER 31,

      ---------------------------------------------------
        2009       2008       2007       2006       2005
      $  7.35    $ 14.25    $ 11.94    $ 10.99    $  8.82
      -------    -------    -------    -------    -------
        (0.12)     (0.19)     (0.18)     (0.17)     (0.17)
         1.25      (5.95)      3.01       1.12       2.34
      -------    -------    -------    -------    -------
         1.13      (6.14)      2.83       0.95       2.17
      -------    -------    -------    -------    -------

           --      (0.76)     (0.52)        --         --
      -------    -------    -------    -------    -------
      $  8.48    $  7.35    $ 14.25    $ 11.94    $ 10.99
      =======    =======    =======    =======    =======
        15.37%    (45.41%)    24.53%      8.64%     24.60%

        (1.63%)    (1.64%)    (1.36%)    (1.44%)    (1.66%)
         2.35%      2.25%      2.25%      2.25%      2.25%
         2.68%      2.25%      2.19%      2.30%      2.38%
           59%        55%        48%        52%        44%
      $17,526    $20,414    $44,769    $42,625    $14,181





20    MainStay Mid Cap Growth Fund

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                                                  CLASS I
                                                          ------------------------------------------------------
                                                                                                      MARCH 29,
                                                                                                        2005**
                                                                                                       THROUGH
                                                                   YEAR ENDED OCTOBER 31,            OCTOBER 31,

                                                          ------------------------------------------------------
                                                            2009       2008       2007      2006         2005
Net asset value at beginning of period                    $  7.97    $ 15.20    $ 12.56    $11.43       $10.45
                                                          -------    -------    -------    ------       ------
Net investment loss (a)                                     (0.03)     (0.06)     (0.03)    (0.04)       (0.03)
Net realized and unrealized gain (loss) on investments       1.37      (6.41)      3.19      1.17         1.01
                                                          -------    -------    -------    ------       ------
Total from investment operations                             1.34      (6.47)      3.16      1.13         0.98
                                                          -------    -------    -------    ------       ------
Less distributions:
  From net realized gain on investments                        --      (0.76)     (0.52)       --           --
                                                          -------    -------    -------    ------       ------
Net asset value at end of period                          $  9.31    $  7.97    $ 15.20    $12.56       $11.43
                                                          =======    =======    =======    ======       ======
Total investment return (b)                                 16.81%    (44.71%)    25.99%     9.89%        9.38% (c)
Ratios (to average net assets)/Supplemental Data:
  Net investment loss                                       (0.40%)    (0.49%)    (0.19%)   (0.28%)      (0.51%)++
  Net expenses                                               1.12%      1.07%      1.01%     1.07%        1.10% ++
  Expenses (before recoupment/waiver/reimbursement)          1.46%      1.22%      1.00%     1.04%        1.23% ++
Portfolio turnover rate                                        59%        55%        48%       52%          44%
Net assets at end of period (in 000's)                    $45,163    $42,450    $31,993    $1,626       $4,205




                                                                           CLASS R3
                                                          ------------------------------------------
                                                                                          APRIL 28,
                                                                                            2006**
                                                                                           THROUGH
                                                             YEAR ENDED OCTOBER 31,      OCTOBER 31,

                                                          ------------------------------------------
                                                           2009       2008      2007         2006
Net asset value at beginning of period                    $ 7.80    $ 14.99    $12.46       $13.24
                                                          ------    -------    ------       ------
Net investment loss (a)                                    (0.08)     (0.13)    (0.10)       (0.08)
Net realized and unrealized gain (loss) on investments      1.34      (6.30)     3.15        (0.70)(d)
                                                          ------    -------    ------       ------
Total from investment operations                            1.26      (6.43)     3.05        (0.78)
                                                          ------    -------    ------       ------
Less distributions:
  From net realized gain on investments                       --      (0.76)    (0.52)          --
                                                          ------    -------    ------       ------
Net asset value at end of period                          $ 9.06    $  7.80    $14.99       $12.46
                                                          ======    =======    ======       ======
Total investment return (b)                                16.15%    (45.01%)   25.13% (e)   (5.89%)(c)
Ratios (to average net assets)/Supplemental Data:
  Net investment loss                                      (1.01%)    (1.13%)   (0.76%)      (1.27%)(d)++
  Net expenses                                              1.72%      1.69%     1.64%        1.62% ++
  Expenses (before recoupment/waiver/reimbursement)         2.06%      1.85%     1.60%        1.75% ++
Portfolio turnover rate                                       59%        55%       48%          52%
Net assets at end of period (in 000's)                    $2,201    $ 1,574    $  536       $  762




**   Commencement of operations.
++   Annualized.
***  Class R2 commenced operations on December 14, 2007, but investment operations did not commence until May 1, 2008.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I, Class R2 and Class R3 shares are not subject to sales charges.
(c)  Total return is not annualized.
(d)  The amount shown for a share outstanding does not correspond with aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund during the period.
(e)  Total return is calculated assuming a purchase of a share of the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return includes the effect of expense subsidies.




                                                   mainstayinvestments.com    21

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


         CLASS R2
--------------------------
                APRIL 30,
                 2008***
 YEAR ENDED      THROUGH
OCTOBER 31,    OCTOBER 31,

--------------------------
    2009           2008
   $ 7.84        $ 12.69
   ------        -------
    (0.06)         (0.05)
     1.34          (4.80)
   ------        -------
     1.28          (4.85)
   ------        -------

       --            ,--
   ------        -------
   $ 9.12        $  7.84
   ======        =======
    16.33%        (38.22%)(c)

    (0.74%)        (0.92%)++
     1.47%          1.47% ++
     1.80%          1.69% ++
       59%            55%
   $   91        $    15





22    MainStay Mid Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of fourteen funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay Mid Cap Growth Fund (the "Fund"), a diversified fund.

The Fund currently offers seven classes of shares. Class A shares, Class B shares and Class C shares commenced operations on January 2, 2001. Class I shares commenced operations on March 29, 2005. Class R3 shares commenced operations on April 28, 2006. Class R2 shares were first offered to the public on December 14, 2007 but did not commence investment operations until May 1, 2008. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value ("NAV") per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered at NAV without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and a 1.00% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I, Class R2 and Class R3 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The seven classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and bear the same conditions except that Class B and Class C shares are subject to higher distribution and service fee rates than Investor Class, Class A, Class R2 and Class R3 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution or service fee. Class R2 and Class R3 shares are authorized to pay a shareholder service fee to the Manager, as defined in Note 3(A), its affiliates, or third-party service providers, as compensation for services rendered to shareholders of Class R2 or Class R3 shares.

Effective prior to the opening of the U.S. financial markets on June 29, 2009, the Fund's Board of Trustees terminated the Subadvisory Agreement with Mackay Shields LLC.

The Fund's investment objective is to seek long-term growth of capital.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date"). Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Investments in other mutual funds are valued at their NAVs as of the close of the New York Stock Exchange on the valuation date.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less ("short-term investments") are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board of Trustees to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's Manager or Subadvisor, as defined in Note 3(A), reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At October 31, 2009, the Fund did not hold securities that were valued in such a manner.

"Fair Value" is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs

                                                   mainstayinvestments.com    23
to establish classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

- Level 1--quoted prices in active markets for identical investments

- Level 2--other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

- Level 3--significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of October 31, 2009, for the Fund's investments is included at the end of the Fund's Portfolio of Investments.

The valuation techniques that may have been used by the Fund to measure fair value during the year ended October 31, 2009, maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund may have utilized some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets. For the year ended October 31, 2009, there have been no changes to the fair value methodologies.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code") applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is "more likely than not" to be sustained assuming examination by taxing authorities. Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Fund's financial statements. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at NAV, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on short-term investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative NAV on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.



24    MainStay Mid Cap Growth Fund

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor, if any, to be creditworthy, pursuant to guidelines established by the Fund's Board of Trustees. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H) SECURITIES LENDING. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company ("State Street"). State Street will manage the Fund's cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund's portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to borrower's inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or retain a portion of interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate.

(I) INDEMNIFICATIONS. Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("New York Life Investments" or "Manager"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund and is responsible for the day-to-day portfolio management of the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. Effective prior to the opening of the U.S. financial markets on June 29, 2009, the Fund's Board of Trustees terminated MacKay Shields LLC as subadvisor. From June 29, 2009 until the merger with MainStay Large Cap Growth Fund, the Fund was managed solely by New York Life Investments.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows:
0.75% on assets up to $500 million and 0.70% on assets in excess of $500 million, plus a fee for accounting services previously provided by New York Life Investments under a separate fund accounting agreement.

Effective August 1, 2009, New York Life Investments entered into a written expense limitation agreement under which it agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class

                                                   mainstayinvestments.com    25
of the Fund so that the total ordinary operating expenses of a class (total ordinary operating expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage, other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests) do not exceed the following percentages of average daily net assets: Investor Class, 1.60%; Class A, 1.29%; Class B, 2.35%; Class C, 2.35%; Class I, 1.12%; Class R2, 1.47%; and Class R3, 1.72%.

Prior to August 1, 2009, New York Investments had written expense limitation agreements that set the expense limitations for Investor Class, Class A, Class B, Class C and Class I shares at the same levels as the August 1, 2009 agreement. For the year ended October 31, 2009, New York Life Investments earned fees from the Fund in the amount of $1,146,609 and waived its fees in the amount of $526,560.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) DISTRIBUTION, SERVICE AND SHAREHOLDER SERVICE FEES. The Trust, on behalf of the Fund, has entered into a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class, Class A and Class R2 Plans, the Distributor receives a monthly distribution fee from the Investor Class, Class A and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Investor Class, Class A and Class R2 shares for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares of the Fund pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at an annual rate of 0.25% of the average daily NAV of the Class B and Class C shares of the Fund. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and shareholder service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares, which is an expense of the Class R3 shares for distribution and service activities as designated by the Distributor. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

In accordance with the Shareholder Services Plans for the Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R2 and Class R3 shares. For its services, the Manager is entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets attributable to the Class R2 and Class R3 shares.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $9,463 and $6,360, respectively, for the year ended October 31, 2009. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Investor Class, Class A, Class B and Class C shares of $19, $98, $48,613 and $1,959, respectively, for the year ended October 31, 2009.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("MainStay Investments"), an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MainStay Investments has entered into an agreement with Boston Financial Data Services, Inc. pursuant to which it performs certain services for which MainStay Investments is responsible. Transfer agent expenses incurred by the Fund for the year ended October 31, 2009, amounted to $699,729.

(E) MINIMUM BALANCE FEE. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a minimum balance fee on certain types of accounts. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20. These fees are included in transfer agent fees shown on the Statement of Operations.

(F) CAPITAL. At October 31, 2009, New York Life and its affiliates held beneficially shares of the Fund with the following values and percentages of net assets as follows:

Class A                  $   197     0.0%++
----------------------------------------
Class C                       94     0.0++
----------------------------------------
Class I                    1,956     0.0++
----------------------------------------
Class R2                  17,967    19.8
----------------------------------------
Class R3                   7,522     0.3
----------------------------------------



++ Less than one-tenth of a percent.



26    MainStay Mid Cap Growth Fund

(G) OTHER. Pursuant to the Management Agreement, a portion of the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments is payable directly by the Fund. For the year ended October 31, 2009, these fees, which are included in professional fees shown on the Statement of Operations, were $6,975.

NOTE 4--FEDERAL INCOME TAX:

As of October 31, 2009, the components of accumulated gain(loss) on a tax basis were as follows:

                ACCUMULATED          OTHER         UNREALIZED          TOTAL
 ORDINARY    CAPITAL AND OTHER     TEMPORARY      APPRECIATION      ACCUMULATED
  INCOME        GAIN (LOSS)       DIFFERENCES    (DEPRECIATION)     GAIN (LOSS)
   $--          $(34,769,083)         $--          $1,632,842      $(33,136,241)
-------------------------------------------------------------------------------



The difference between book-basis and tax basis unrealized depreciation is primarily due to wash sale deferrals.

The following table discloses the current year reclassifications between accumulated undistributed net investment income and accumulated net realized loss on investments and additional paid-in capital arising from permanent differences; net assets at October 31, 2009 are not affected.

   ACCUMULATED       ACCUMULATED
  UNDISTRIBUTED     NET REALIZED      ADDITIONAL
 NET INVESTMENT    GAIN (LOSS) ON      PAID-IN
  INCOME (LOSS)      INVESTMENTS       CAPITAL
   $1,266,564          $8,420        $(1,274,984)
------------------------------------------------



The reclassifications for the Fund are primarily due to net operating loss.

At October 31, 2009, for federal income tax purposes, capital loss carryforwards of $34,769,083 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

   CAPITAL LOSS        CAPITAL LOSS
AVAILABLE THROUGH    AMOUNTS (000)'S
       2016              $ 5,085
       2017               29,684
------------------------------------

      Total              $34,769
------------------------------------



The tax character of distributions paid during the years ended October 31, 2009 and October 31, 2008, shown in the Statement of Changes in Net Assets, was as follows:

                                2009          2008
Distributions paid from:
  Long-Term Capital Gains        $--   $14,454,508
--------------------------------------------------



NOTE 5--CUSTODIAN:

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated fund maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests.

Effective September 2, 2009, the line of credit was reduced from $160,000,000 to $125,000,000 and the commitment fee rate was increased from an annual rate of 0.08% to an annual rate of 0.10% of the average commitment amount, plus a 0.04% up-front payment payable, regardless of usage, to The Bank of New York Mellon, which serves as agent to the syndicate. The commitment fee and upfront payment allocated among the Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month LIBOR rate, whichever is higher. There were no borrowings made or outstanding with respect to the Fund on the line of credit during the year ended October 31, 2009.

NOTE 7--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended October 31, 2009, purchases and sales of securities, other than short-term securities, were $84,120 and $95,320, respectively.


                                                   mainstayinvestments.com    27

NOTE 8--CAPITAL SHARE TRANSACTIONS:

 INVESTOR CLASS                   SHARES        AMOUNT
Year ended October 31, 2009:
Shares sold                      266,203   $ 2,099,647
Shares redeemed                 (465,162)   (3,608,828)
                               -----------------------
Net decrease in shares
  outstanding before
  conversion                    (198,959)   (1,509,181)
Shares converted into
  Investor Class (See Note 1)    320,024     2,382,215
Shares converted from
  Investor Class (See Note 1)   (126,301)   (1,125,167)
                               -----------------------
Net decrease                      (5,236)  $  (252,133)
                               =======================
Period ended October 31, 2008
  (a):
Shares sold                      650,644   $ 8,080,031
Shares redeemed                 (437,418)   (4,985,772)
                               -----------------------
Net increase in shares
  outstanding before
  conversion                     213,226     3,094,259
Shares converted into
  Investor Class (See Note 1)  1,990,946    23,392,469
Shares converted from
  Investor Class (See Note 1)   (135,092)   (1,467,071)
                               -----------------------
Net increase                   2,069,080   $25,019,657
                               =======================



(a) Investor Class shares were first offered on February 28, 2008.

 CLASS A                          SHARES         AMOUNT
Year ended October 31, 2009:
Shares sold                    1,106,705   $  8,618,884
Shares redeemed               (2,668,784)   (21,148,584)
                              -------------------------
Net decrease in shares
  outstanding before
  conversion                  (1,562,079)   (12,529,700)
Shares converted into Class
  A (See Note 1)                 247,797      2,094,577
Shares converted from Class
  A (See Note 1)                (163,428)    (1,200,734)
                              -------------------------
Net decrease                  (1,477,710)  $(11,635,857)
                              =========================
Year ended October 31, 2008:
Shares sold                    2,119,917   $ 26,323,936
Shares issued to
  shareholders in
  reinvestment of
  distributions                  448,564      6,185,696
Shares redeemed               (4,255,998)   (51,074,655)
                              -------------------------
Net decrease in shares
  outstanding before
  conversion                  (1,687,517)   (18,565,023)
Shares converted into Class
  A (See Note 1)                 307,231      3,621,491
Shares converted from Class
  A (See Note 1)              (1,925,040)   (22,590,926)
                              -------------------------
Net decrease                  (3,305,326)  $(37,534,458)
                              =========================




 CLASS B                          SHARES         AMOUNT
Year ended October 31, 2009:
Shares sold                      302,682   $  2,191,542
Shares redeemed                 (846,930)    (6,010,471)
                              -------------------------
Net decrease in shares
  outstanding before
  conversion                    (544,248)    (3,818,929)
Shares converted from Class
  B (See Note 1)                (297,853)    (2,150,891)
                              -------------------------
Net decrease                    (842,101)  $ (5,969,820)
                              =========================
Year ended October 31, 2008:
Shares sold                      594,315   $  6,771,739
Shares issued to
  shareholders in
  reinvestment of
  distributions                  240,662      3,135,647
Shares redeemed               (1,239,107)   (13,549,287)
                              -------------------------
Net decrease in shares
  outstanding before
  conversion                    (404,130)    (3,641,901)
Shares converted from Class
  B (See Note 1)                (254,524)    (2,955,963)
                              -------------------------
Net decrease                    (658,654)  $ (6,597,864)
                              =========================


 CLASS C                          SHARES         AMOUNT
Year ended October 31, 2009:
Shares sold                      179,320   $  1,272,902
Shares redeemed                 (889,744)    (6,409,535)
                              -------------------------
Net decrease                    (710,424)  $ (5,136,633)
                              =========================
Year ended October 31, 2008:
Shares sold                      589,483   $  6,948,196
Shares issued to
  shareholders in
  reinvestment of
  distributions                  114,038      1,483,727
Shares redeemed               (1,068,004)   (11,848,473)
                              -------------------------
Net decrease                    (364,483)  $ (3,416,550)
                              =========================

 CLASS I                          SHARES         AMOUNT
Year ended October 31, 2009:
Shares sold                      977,153   $  7,585,135
Shares redeemed               (1,452,386)   (11,723,752)
                              -------------------------
Net decrease                    (475,233)  $ (4,138,617)
                              =========================
Year ended October 31, 2008:
Shares sold                    5,989,672   $ 76,499,333
Shares issued to
  shareholders in
  reinvestment of
  distributions                   90,825      1,267,915
Shares redeemed               (2,857,388)   (36,138,977)
                              -------------------------
Net increase                   3,223,109   $ 41,628,271
                              =========================

 CLASS R2                         SHARES         AMOUNT
Year ended October 31, 2009:
Shares sold                        7,955   $     66,805
Shares redeemed                       (1)            (7)
                              -------------------------
Net increase                       7,954   $     66,798
                              =========================
Year ended October 31, 2008
  (b):
Shares sold                        1,970   $     25,000
                              -------------------------
Net increase                       1,970   $     25,000
                              =========================




(b) Class R2 was seeded April 30, 2008. Investment operations did not commence until May 1, 2008



28    MainStay Mid Cap Growth Fund

 CLASS R3                        SHARES       AMOUNT
Year ended October 31, 2009:
Shares sold                     100,080   $  777,228
Shares redeemed                 (58,879)    (463,034)
                                --------------------
Net increase                     41,201   $  314,194
                                ====================
Year ended October 31, 2008:
Shares sold                     210,199   $2,490,990
Shares issued to shareholders
  in reinvestment of
  distributions                   2,389       32,821
Shares redeemed                 (46,726)    (517,694)
                                --------------------
Net increase                    165,862   $2,006,117
                                ====================



NOTE 9--OTHER MATTERS:

On May 27, 2009, New York Life Investments settled charges by the Securities and Exchange Commission ("SEC") relating to the MainStay Equity Index Fund (the "Equity Index Fund"), an S&P 500 index fund created in 1990 and sold through January 1, 2002, at which time it was closed to new investors and new investments. The Equity Index Fund is a series of the Trust and is managed by New York Life Investments. The settlement relates to the period from March 12, 2002 through June 30, 2004, during which time the SEC alleged that New York Life Investments failed to provide the Equity Index Fund's board with information necessary to evaluate the cost of a guarantee provided to shareholders of the Equity Index Fund, and that prospectus and other disclosures misrepresented that there was no charge to the Equity Index Fund or its shareholders for the guarantee. New York Life Investments, without admitting or denying the allegations, consented to the entry of an administrative cease and desist order finding violations of Sections 15(c) and 34(b) of the 1940 Act, Section 206(2) of the Investment Advisers Act of 1940, as amended, and requiring a civil penalty of $800,000, disgorgement of $3,950,075 (which represents a portion of its management fees relating to the Equity Index Fund for the relevant period) as well as interest of $1,350,709. These amounts, totaling approximately $6.101 million, are being distributed to shareholders who held shares of the Equity Index Fund between March 2002 and June 2004, without any material financial impact to New York Life Investments.

NOTE 10--SUBSEQUENT EVENTS:

In connection with the preparation of the financial statements of the Fund as of and for the fiscal year ended October 31, 2009, events and transactions subsequent to October 31, 2009 through December 23, 2009, the date the financial statements were issued, have been evaluated by the Fund's management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified, except for the following:

SPECIAL MEETING OF SHAREHOLDERS

Pursuant to notice, a special meeting of shareholders of the Fund was held on November 5, 2009, at the offices of New York Life Investment Management LLC in Parsippany, New Jersey. The purpose of the meeting was to approve the reorganization of the Fund with and into MainStay Large Cap Growth Fund.

No other business came before the special meeting.

The proposal was approved by the shareholders of the Fund by the vote tally shown below:

    VOTES FOR        VOTES AGAINST       ABSTENTIONS           TOTAL
    9,590,135           115,185            237,887           9,943,206
-------------------------------------------------------------------------------



Effective as of the close of business on November 12, 2009, the Fund merged with and into MainStay MAP Fund and was subsequently liquidated.


                                                   mainstayinvestments.com    29

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Mid Cap Growth Fund ("the Fund"), one of the funds constituting The MainStay Funds, as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Mid Cap Growth Fund of The MainStay Funds as of October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

                                  /s/ KPMG LLP

Philadelphia, Pennsylvania
December 23, 2009



30    MainStay Mid Cap Growth Fund

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENTS (UNAUDITED)

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") requires that each mutual fund's board of trustees, including a majority of trustees who are not "interested persons" of the fund, as defined in the 1940 Act ("Independent Trustees"), annually review and approve the fund's investment advisory agreements. At its June 17-18, 2009 meeting, the Board of Directors/Trustees of the MainStay Group of Funds ("Board") unanimously approved the Management Agreement between the MainStay Mid Cap Growth Fund ("Fund") and New York Life Investment Management LLC ("New York Life Investments"), and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC ("MacKay Shields") on behalf of the Fund.

Separately, on June 23, 2009, the Board approved New York Life Investments' proposal to reorganize the Fund with and into the MainStay Large Cap Growth Fund and to terminate the Subadvisory Agreement with MacKay Shields. At the same meeting, the Board also approved the appointment of Tony Elavia as portfolio manager of the Fund, in his position as an officer of New York Life Investments, effective upon the termination of MacKay Shields. In determining to approve these actions, the Board took several factors into account, including the fact that the actions would be part of a larger initiative designed to reposition, rationalize and streamline the MainStay Group of Funds to reduce duplication among funds, strengthen the overall fund lineup, and offer funds with more significant asset levels.

In reaching its decisions to approve the Agreements set forth above (the "Agreements"), the Board considered information prepared specifically in connection with the contract review process that took place at various meetings between December 2008 and June 2009, as well as information furnished to it throughout the year at regular and special Board meetings. Information requested by and provided to the Board specifically in connection with the contract review process included, among other things, reports on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting LLC ("Strategic Insight"), an independent third-party service provider engaged by the Board to report objectively on the Fund's investment performance, management and subadvisory fees and ordinary operating expenses. The Board also requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including MacKay Shields as subadviser to the Fund, and responses to several comprehensive lists of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board. Information provided to the Board at its meetings throughout the year included, among other things, detailed investment analytics reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received throughout the year, among other things, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In determining to approve the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services to be provided to the Fund by New York Life Investments and MacKay Shields; (ii) the investment performance of the Fund, New York Life Investments and MacKay Shields; (iii) the costs of the services to be provided, and profits to be realized, by New York Life Investments and its affiliates, including MacKay Shields as subadviser to the Fund, from their relationship with the Fund;
(iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund's management and subadvisory fee levels and overall total ordinary operating expenses, particularly as compared to similar funds and portfolios.

While individual members of the Board may have weighed certain factors differently, the Board's decisions to approve the Agreements were based on a comprehensive consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review processes. The Board's conclusions with respect to the Agreements also were based, in part, on the Board's consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, and that the Fund's shareholders, having had the opportunity to consider alternative investment products and services, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board's decisions to approve the Agreements is provided below.

NATURE, EXTENT AND QUALITY OF SERVICES TO BE PROVIDED BY NEW YORK LIFE INVESTMENTS AND MACKAY SHIELDS

In considering the approval of the Agreements, the Board examined the nature, extent and quality of the services that New York Life Investments proposed to provide to the Fund. The Board evaluated New York Life Investments' experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience

                                                   mainstayinvestments.com    31
with overseeing affiliated and non-affiliated subadvisers. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund, as well as New York Life Investments' reputation and financial condition. The Board considered New York Life Investments' performance in fulfilling its responsibilities for overseeing the Fund's legal and compliance environment, for overseeing MacKay Shields' compliance with the Fund's policies and investment objectives, and for implementing Board directives as they relate to the Fund. In addition, the Board noted that New York Life Investments also is responsible for paying all of the salaries and expenses for the Fund's officers. The Board also considered the benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund's prospectus.

As part of its considerations, the Board acknowledged New York Life Investments' recent settlement with the Securities and Exchange Commission ("SEC") concerning matters relating to the MainStay Equity Index Fund, including materials provided to the Board of Trustees of The MainStay Funds in 2002-2004 in connection with the annual review of that fund's management fee. The Board noted that, since this matter was first brought to the Board's attention in 2003, New York Life Investments had taken a number of steps to enhance the quality and completeness of information provided to the Board in connection with the Board's consideration of the MainStay Group of Funds' investment advisory contracts. The Board believes that New York Life Investments has taken appropriate actions in response to this matter.

The Board also examined the nature, extent and quality of the services that MacKay Shields proposed to provide to the Fund. The Board evaluated MacKay Shields' experience in serving as subadviser to the Fund and managing other portfolios. It examined MacKay Shields' track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields' overall legal and compliance environment. The Board also reviewed MacKay Shields' willingness to invest in personnel designed to benefit the Fund. In this regard, the Board considered the experience of the Fund's portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund likely would continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments' and MacKay Shields' experience, personnel, operations and resources.

INVESTMENT PERFORMANCE

In evaluating the Fund's investment performance, the Board considered investment performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board particularly considered the detailed investment analytics reports provided by New York Life Investments' Investment Consulting Group on the Fund throughout the year. These reports, which were prepared by New York Life Investments in consultation with the Board, include, among other things, information on the Fund's gross and net returns, the Fund's investment performance relative to relevant investment categories and Fund benchmarks, the Fund's risk-adjusted investment performance, and the Fund's investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to similar mutual funds managed by other investment advisers.

In considering the Fund's investment performance, the Board gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund's investment performance, as well as discussions between the Fund's portfolio managers and the Board that occurred at meetings from time to time throughout the year and in previous years. The Board also considered any specific actions that New York Life Investments had taken, or had agreed with the Board to take, to enhance Fund investment performance, and the results of those actions. In considering the Fund's investment performance, the Board focused principally on the Fund's long-term performance track record.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund's investment performance over time has been satisfactory. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Annual Report and in the Fund's prospectus.

COSTS OF THE SERVICES PROVIDED, AND PROFITS TO BE REALIZED, BY NEW YORK LIFE INVESTMENTS AND MACKAY SHIELDS

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Agreements, and the profits expected to be realized by New York Life Investments and its affiliates due to their relationships with the Fund. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.



32    MainStay Mid Cap Growth Fund

In evaluating the costs and profits of New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund, the Board considered, among other things, each party's investments in personnel, systems, equipment and other resources necessary to manage the Fund, and the fact that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and MacKay Shields must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that New York Life Investments' ability to maintain a strong financial position is important in order for New York Life Investments to continue to provide high-quality ongoing services to the Fund. The Board noted, for example, increased costs borne by New York Life Investments and its affiliates due to new and ongoing regulatory and compliance requirements. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

The Board also reviewed information from New York Life Investments and its affiliates regarding their estimated profitability due to their overall relationships with the Fund. For New York Life Investments and MacKay Shields, the Board considered information illustrating the revenues and expenses allocated to the Fund.

The Board noted the difficulty in obtaining reliable comparative data about mutual fund managers' profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager's organization, the types of funds it manages, and the manager's capital structure and costs of capital. While recognizing the difficulty in evaluating a manager's profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board with respect to the Fund was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board recognized, for example, the benefits to MacKay Shields from legally permitted "soft-dollar" arrangements by which brokers provide research and other services to MacKay Shields in exchange for commissions paid by the Fund with respect to trades on the Fund's portfolio securities.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments' affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund's transfer agent and distributor. The information provided to the Board indicated that the profitability to New York Life Investments and its affiliates arising directly from these other arrangements was not excessive. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the annual contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments' relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that the profits to be realized by New York Life Investments and its affiliates (including MacKay Shields) due to their relationships with the Fund are fair and reasonable.

EXTENT TO WHICH ECONOMIES OF SCALE MAY BE REALIZED AS THE FUND GROWS

The Board also considered whether the Fund's expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from New York Life Investments and Strategic Insight showing how the Fund's management fee hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. The Board noted the extent to which the Fund benefits from breakpoints, expense waivers or reimbursements. While recognizing that any precise determination of future economies of scale is necessarily subjective, the Board considered the extent to which New York Life Investments and MacKay Shields may realize a larger profit margin as the Fund's assets grow over time.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund's expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund's expense structure as the Fund grows over time.

MANAGEMENT AND SUBADVISORY FEES AND TOTAL ORDINARY OPERATING EXPENSES

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund's expected total ordinary operating expenses. The Board primarily considered the reasonableness of the overall management fees paid by the Fund to New York Life Investments, since the fees to be paid to MacKay Shields are paid by New York Life Investments, not the Fund. The Board also considered the impact of the Fund's expense limitation arrangements pursuant to which New York Life Investments has agreed to limit the Fund's total ordinary operating expenses.

In assessing the reasonableness of the Fund's fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses

                                                   mainstayinvestments.com    33
charged by similar mutual funds managed by other investment advisers. The Board noted the impact of the recent economic crisis on the MainStay Group of Funds and, consistent with statements from SEC staff members and with published advice from Strategic Insight, the Board reviewed supplemental peer data that reflected more recent peer groupings based on relatively smaller asset sizes. In addition, the Board considered information provided by New York Life Investments and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account explanations from New York Life Investments and MacKay Shields about the different scope of services provided to retail mutual funds as compared with other investment advisory clients.

The Board noted that, outside of the Fund's management fee and the fees charged under a share class's Rule 12b-1 and/or shareholder services plans, a share class's most significant "other expenses" are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a "per-account" fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund's average net assets. The Board took into account information from New York Life Investments showing that the Fund's transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company ("NSC"), the Fund's transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board particularly considered representations from New York Life Investments that the MainStay Group of Funds' transfer agent fee structure is designed to allow NSC to provide transfer agent services to the Funds essentially "at cost," and that NSC historically has realized only very modest profitability from providing transfer agent services to the Funds.

The Board observed that, because the Fund's transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class's expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board noted that transfer agent fees are a significant portion of total expenses of many funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tends to be greater than for other open-end retail funds because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board noted the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company ("New York Life") policyholders, who often maintain smaller account balances than other fund investors. The Board discussed measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) closing small accounts with balances below $500;
(iv) since 2007, charging an annual $20.00 small account fee on accounts with balances below $1,000; (v) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts; and (vi) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors.

After considering all of the factors outlined above, the Board concluded that the Fund's management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board's overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

CONCLUSION

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.



34    MainStay Mid Cap Growth Fund

FEDERAL INCOME TAX

INFORMATION (UNAUDITED)

For the fiscal year ended October 31, 2008, the Fund designates approximately $6,688,004 pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2008, should be multiplied by 3.1% to arrive at the amount eligible for qualified interest income and 100.0% for the corporate dividends received deduction.

In January 2009, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 the federal tax status of the distributions received by shareholders in calendar year 2008. The amounts that will be reported on such 1099-DIV will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2008.

PROXY VOTING POLICIES AND

PROCEDURES AND PROXY VOTING

RECORD

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund's securities is available without charge, upon request (i) by visiting the Fund's website at mainstayinvestments.com; or
(ii) on the SEC's website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782);
(ii) by visiting the Funds' website at mainstayinvestments.com; or (iii) on the SEC's website at www.sec.gov.


SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge, on the SEC's website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782).You can also obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).


                                                   mainstayinvestments.com    35

BOARD MEMBERS AND OFFICERS (UNAUDITED)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, Eclipse Funds, Eclipse Funds Inc., ICAP Funds, Inc. MainStay Funds Trust, and MainStay VP Series Fund, Inc.) (collectively, the "Fund Complex"), the Manager and when applicable, the Subadvisor(s). Each Board member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation upon reaching age 72. A Board Member reaching the age of 72 may continue for additional one-year periods with the approval of the Board's Nominating and Governance Committee.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782).

                                                                                  NUMBER OF
                 TERM OF OFFICE,                                                  FUNDS IN FUND   OTHER
                 POSITION(S) HELD                                                 COMPLEX         DIRECTORSHIPS
NAME AND         WITH THE FUND COMPLEX AND        PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER
 ---------------------------------------------------------------------------------------------------------------------------
INTERESTED BOARD MEMBER*

JOHN Y. KIM      Indefinite;                      Member of the Board of                65        None
9/24/60          ECLIPSE TRUST: Trustee since     Managers, President and Chief
                 2008 (2 funds);                  Executive Officer (since 2008)
                 ECLIPSE FUNDS INC.: Director     of New York Life Investment
                 since 2008 (21 funds);           Management LLC and New York
                 ICAP FUNDS, INC.: Director       Life Investment Management
                 since 2008 (4 funds);            Holdings LLC; Member of the
                 MAINSTAY TRUST: Trustee since    Board of Managers, MacKay
                 2008 (14 funds);                 Shields LLC (since 2008);
                 MAINSTAY FUNDS TRUST: Trustee    Chairman of the Board,
                 since April 2009 (4 funds);      Institutional Capital LLC,
                 and                              Madison Capital LLC, McMorgan
                 MAINSTAY VP SERIES FUND, INC.:   & Company LLC, Chairman and
                 Director since 2008 (20          Chief Executive Officer,
                 portfolios).                     NYLIFE Distributors LLC and
                                                  Chairman of the Board of
                                                  Managers, NYLCAP Manager, LLC
                                                  (since 2008); President,
                                                  Prudential Retirement, a
                                                  business unit of Prudential
                                                  Financial, Inc. (2002 to 2007)
----------------------------------------------------------------------------------------------------------------------------




   * This Board Member is considered to be an "interested person" of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company. New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled "Principal Occupation(s) During the Past Five Years."



36    MainStay Mid Cap Growth Fund

                                                                                  NUMBER OF
                 TERM OF OFFICE,                                                  FUNDS IN FUND   OTHER
                 POSITION(S) HELD                                                 COMPLEX         DIRECTORSHIPS
NAME AND         WITH THE FUND COMPLEX AND        PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER
 ---------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED BOARD MEMBERS

SUSAN B. KERLEY  Indefinite;                      President, Strategic                  65        Trustee, Legg Mason
8/12/51          ECLIPSE TRUST: Chairman since    Management Advisors LLC (since                  Partners Funds, Inc.,
                 2005, and Trustee since 2000     1990)                                           since 1991 (59 portfolios)
                 (2 funds);
                 ECLIPSE FUNDS INC.: Chairman
                 since 2005 and Director since
                 1990 (21 funds);
                 ICAP FUNDS, INC.:  Chairman
                 and Director since 2006 (4
                 funds);
                 MAINSTAY TRUST: Chairman and
                 Board Member since 2007;
                 MAINSTAY FUNDS TRUST: Chairman
                 and Trustee since April 2009
                 (4 funds); and
                 MAINSTAY VP SERIES FUND, INC.:
                 Chairman and Director since
                 2007 (20 portfolios).
----------------------------------------------------------------------------------------------------------------------------
ALAN R. LATSHAW  Indefinite;                      Retired; Partner, Ernst &             65        Trustee, State Farm
3/27/51          ECLIPSE TRUST: Trustee and       Young LLP (2002 to 2003);                       Associates Funds Trusts
                 Audit Committee Financial        Partner, Arthur Andersen LLP                    since 2005 (4 portfolios);
                 Expert since 2007 (2 funds);     (1989 to 2002); Consultant to                   Trustee, State Farm Mutual
                 ECLIPSE FUNDS INC.: Director     the MainStay Funds Audit and                    Fund Trust since 2005 (15
                 and Audit Committee Financial    Compliance Committee (2004 to                   portfolios); Trustee,
                 Expert since 2007 (21 funds);    2006)                                           State Farm Variable
                 ICAP FUNDS, INC.:  Director                                                      Product Trust since 2005
                 and Audit Committee Financial                                                    (9 portfolios)
                 Expert since 2007 (4 funds);
                 MAINSTAY TRUST: Trustee and
                 Audit Committee Financial
                 Expert since 2006 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 and Audit Committee Financial
                 Expert since April 2009 (4
                 funds); and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director and Audit Committee
                 Financial Expert since 2007
                 (20 portfolios).
----------------------------------------------------------------------------------------------------------------------------





                                                   mainstayinvestments.com    37

                                                                                  NUMBER OF
                 TERM OF OFFICE,                                                  FUNDS IN FUND   OTHER
                 POSITION(S) HELD                                                 COMPLEX         DIRECTORSHIPS
NAME AND         WITH THE FUND COMPLEX AND        PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER
 ---------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED BOARD MEMBERS

PETER MEENAN     Indefinite;                      Independent Consultant;               65        None
12/5/41          ECLIPSE TRUST: Trustee since     President and Chief Executive
                 2002 (2 funds);                  Officer, Babson--United, Inc.
                 ECLIPSE FUNDS INC.: Director     (financial services firm)
                 since 2002 (21 funds);           (2000 to 2004); Independent
                 ICAP FUNDS, INC.:  Director      Consultant (1999 to 2000);
                 since 2006 (4 funds);            Head of Global Funds, Citicorp
                 MAINSTAY TRUST: Trustee since    (1995 to 1999)
                 2007 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since April 2009 (4 funds);
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 2007 (20
                 portfolios).
----------------------------------------------------------------------------------------------------------------------------
RICHARD H.       Indefinite;                      Managing Director, ICC Capital        65        None
NOLAN, JR.       ECLIPSE TRUST: Trustee since     Management;
11/16/46         2007 (2 funds);                  President--Shields/Alliance,
                 ECLIPSE FUNDS INC.: Director     Alliance Capital Management
                 since 2007 (21 funds);           (1994 to 2004)
                 ICAP FUNDS, INC.:  Director
                 since 2007 (4 funds);
                 MAINSTAY TRUST: Trustee since
                 2007 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since April 2009 (4 funds);
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 2006 (20
                 portfolios).
----------------------------------------------------------------------------------------------------------------------------
RICHARD S.       Indefinite;                      Chairman  and Chief Executive         65        None
TRUTANIC         ECLIPSE TRUST: Trustee since     Officer Somerset & Company
2/13/52          2007 (2 funds);                  (financial advisory firm)
                 ECLIPSE FUNDS INC.: Director     (since 2004); Managing
                 since 2007 (21 funds);           Director The Carlyle Group
                 ICAP FUNDS, INC.:  Director      (private investment firm)
                 since 2007 (4 funds);            (2002 to 2004); Senior
                 MAINSTAY TRUST: Trustee since    Managing Director, Partner and
                 1994 (14 funds);                 Board Member, Groupe Arnault
                 MAINSTAY FUNDS TRUST: Trustee    S.A. (private investment firm)
                 since April 2009 (4 funds);      (1999 to 2002)
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 2007 (20
                 portfolios).
----------------------------------------------------------------------------------------------------------------------------






38    MainStay Mid Cap Growth Fund

                                                                                  NUMBER OF
                 TERM OF OFFICE,                                                  FUNDS IN FUND   OTHER
                 POSITION(S) HELD                                                 COMPLEX         DIRECTORSHIPS
NAME AND         WITH THE FUND COMPLEX AND        PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER
 ---------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED BOARD MEMBERS

ROMAN L. WEIL    Indefinite;                      V. Duane Rath Professor               65        None
5/22/40          ECLIPSE TRUST:                   Emeritus of Accounting,
                 Trustee and Audit Committee      Chicago Booth School of
                 Financial Expert since 2007 (2   Business, University of
                 funds);                          Chicago; President, Roman L.
                 ECLIPSE FUNDS INC.: Director     Weil Associates, Inc.
                 and Audit Committee Financial    (consulting firm)
                 Expert since 2007 (21 funds);
                 ICAP FUNDS, INC.:  Director
                 and Audit Committee Financial
                 Expert since 2007 (4 funds);
                 MAINSTAY TRUST: Trustee and
                 Audit Committee Financial
                 Expert since 2007 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since April 2009 (4 funds);
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 1994 and Audit
                 Committee Financial Expert
                 since 2003 (20 portfolios).
----------------------------------------------------------------------------------------------------------------------------
JOHN A. WEISSER  Indefinite;                      Retired. Managing Director of         65        Trustee, Direxion Funds
10/22/41         ECLIPSE TRUST:                   Salomon Brothers, Inc. (1971                    (34 portfolios) and
                 Trustee since 2007 (2 funds);    to 1995)                                        Direxion Insurance Trust
                 ECLIPSE FUNDS INC.: Director                                                     (3 portfolios) since 2007;
                 since 2007 (21 funds);                                                           Trustee, Direxion Shares
                 ICAP FUNDS, INC.:  Director                                                      ETF Trust, since 2008 (22
                 since 2007 (4 funds);                                                            portfolios)
                 MAINSTAY TRUST: Trustee since
                 2007 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since April 2009 (4 funds);
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 1997 (20
                 portfolios).
----------------------------------------------------------------------------------------------------------------------------





                                                   mainstayinvestments.com    39

   At a meeting of the Board Members held on June 18, 2009, the following individuals were appointed to serve as Officers of the MainStay Group of Funds.


           POSITIONS(S)
           HELD
           WITH THE
NAME AND   FUNDS
DATE OF    AND LENGTH OF   PRINCIPAL OCCUPATION(S)
BIRTH      SERVICE         DURING PAST FIVE YEARS
 --------------------------------------------------------------------------------
OFFICERS

JACK R.    Treasurer and   Assistant Treasurer, New York Life Investment
BENIN-     Principal       Management Holdings LLC (since July 2008); Managing
TENDE      Financial and   Director, New York Life Investment Management LLC
5/12/64    Accounting      (since 2007); Treasurer and Principal Financial and
           Officer since   Accounting Officer, MainStay VP Series Fund, Inc. and
           2007            ICAP Funds, Inc. (since 2007), and MainStay Funds
                           Trust (since April 2009); Vice President, Prudential
                           Investments (2000 to 2007); Assistant Treasurer,
                           JennisonDryden Family of Funds, Target Portfolio
                           Trust, The Prudential Series Fund and American Skandia
                           Trust (2006 to 2007); Treasurer and Principal
                           Financial Officer, The Greater China Fund (2007)
---------------------------------------------------------------------------------
JEFFREY    Vice            Managing Director, Compliance (since 2009), Director
A.         President and   and Associate General Counsel, New York Life
ENGELSMAN  Chief           Investment Management LLC (2005 to 2008); Assistant
9/28/67    Compliance      Secretary, NYLIFE Distributors LLC (2006 to 2008);
           Officer since   Vice President and Chief Compliance Officer, ICAP
           January 2009    Funds, Inc. (since January 2009), and MainStay Funds
                           Trust (since April 2009); Assistant Secretary, The
                           MainStay Funds and ICAP Funds, Inc. (2006 to 2008);
                           Assistant Secretary, Eclipse Funds, Eclipse Funds,
                           Inc., and MainStay VP Series Fund, Inc. (2005 to
                           2008); Director and Senior Counsel, Deutsche Asset
                           Management (1999 to 2005)
---------------------------------------------------------------------------------
STEPHEN    President       President and Chief Operating Officer, NYLIFE
P. FISHER  since 2007      Distributors LLC (since 2008); Chairman of the Board,
2/22/59                    NYLIM Service Company (since 2008); Senior Managing
                           Director and Chief Marketing Officer, New York Life
                           Investment Management LLC (since 2005); Managing
                           Director--Retail Marketing, New York Life Investment
                           Management LLC (2003 to 2005); President, MainStay VP
                           Series Fund, Inc. and ICAP Funds, Inc. (since 2007),
                           and MainStay Funds Trust (since April 2009); Managing
                           Director, UBS Global Asset Management (1999 to 2003)
---------------------------------------------------------------------------------
SCOTT T.   Vice            Director, New York Life Investment Management LLC
HAR-       Presiden-       (including predecessor advisory organizations) (since
RINGTON    t--Adminis-     2000); Executive Vice President, New York Life Trust
2/8/59     tration since   Company and New York Life Trust Company, FSB (since
           2005            2006); Vice President--Administration, MainStay VP
                           Series Fund, Inc. (since 2005), ICAP Funds, Inc.
                           (since 2006) and MainStay Funds Trust (since April
                           2009)
---------------------------------------------------------------------------------
MARGUER-   Chief Legal     Vice President, Associate General Counsel and
ITE E. H.  Officer since   Assistant Secretary, New York Life Insurance Company
MORRISON   2008 and        (since 2008); Managing Director, Associate General
3/26/56    Secretary       Counsel and Assistant Secretary, New York Life
           since 2004      Investment Management LLC (since 2004); Managing
                           Director and Secretary, NYLIFE Distributors LLC;
                           Secretary, NYLIM Service Company (since 2008);
                           Assistant Secretary, New York Life Investment
                           Management Holdings LLC (since 2008); Chief Legal
                           Officer (since 2008) and Secretary, MainStay VP Series
                           Fund, Inc. (since 2004), ICAP Funds, Inc. (since 2006)
                           and MainStay Funds Trust (since April 2009); Chief
                           Legal Officer--Mutual Funds and Vice President and
                           Corporate Counsel, The Prudential Insurance Company of
                           America (2000 to 2004)
---------------------------------------------------------------------------------




   * The Officers listed above are considered to be "interested persons" of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company. New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column captioned "Principal Occupation(s) During Past Five Years." Officers are elected annually by the Boards to serve a one year term.



40    MainStay Mid Cap Growth Fund

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MAINSTAY 130/30 CORE FUND
MAINSTAY 130/30 GROWTH FUND
MAINSTAY COMMON STOCK FUND
MAINSTAY EPOCH U.S. ALL CAP FUND
MAINSTAY EPOCH U.S. EQUITY FUND
MAINSTAY EQUITY INDEX FUND(1)
MAINSTAY GROWTH EQUITY FUND
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY MAP FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY U.S. SMALL CAP FUND

INCOME FUNDS
MAINSTAY 130/30 HIGH YIELD FUND
MAINSTAY CASH RESERVES FUND
MAINSTAY DIVERSIFIED INCOME FUND
MAINSTAY FLOATING RATE FUND
MAINSTAY GOVERNMENT FUND
MAINSTAY HIGH YIELD CORPORATE BOND FUND
MAINSTAY INDEXED BOND FUND
MAINSTAY INTERMEDIATE TERM BOND FUND
MAINSTAY MONEY MARKET FUND
MAINSTAY PRINCIPAL PRESERVATION FUND
MAINSTAY SHORT TERM BOND FUND
MAINSTAY TAX FREE BOND FUND

BLENDED FUNDS
MAINSTAY BALANCED FUND
MAINSTAY CONVERTIBLE FUND
MAINSTAY INCOME BUILDER FUND

INTERNATIONAL FUNDS
MAINSTAY 130/30 INTERNATIONAL FUND
MAINSTAY EPOCH GLOBAL CHOICE FUND
MAINSTAY EPOCH GLOBAL EQUITY YIELD FUND
MAINSTAY EPOCH INTERNATIONAL SMALL CAP FUND
MAINSTAY GLOBAL HIGH INCOME FUND
MAINSTAY ICAP GLOBAL FUND
MAINSTAY ICAP INTERNATIONAL FUND
MAINSTAY INTERNATIONAL EQUITY FUND


ASSET ALLOCATION FUNDS
MAINSTAY CONSERVATIVE ALLOCATION FUND
MAINSTAY GROWTH ALLOCATION FUND
MAINSTAY MODERATE ALLOCATION FUND
MAINSTAY MODERATE GROWTH ALLOCATION FUND

RETIREMENT FUNDS
MAINSTAY RETIREMENT 2010 FUND
MAINSTAY RETIREMENT 2020 FUND
MAINSTAY RETIREMENT 2030 FUND
MAINSTAY RETIREMENT 2040 FUND
MAINSTAY RETIREMENT 2050 FUND

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
NEW YORK, NEW YORK

SUBADVISORS

EPOCH INVESTMENT PARTNERS, INC.
NEW YORK, NEW YORK

INSTITUTIONAL CAPITAL LLC(2)
CHICAGO, ILLINOIS

MACKAY SHIELDS LLC(2)
NEW YORK, NEW YORK

MADISON SQUARE INVESTORS LLC(2)
NEW YORK, NEW YORK

MARKSTON INTERNATIONAL LLC
WHITE PLAINS, NEW YORK

WINSLOW CAPITAL MANAGEMENT, INC.
MINNEAPOLIS, MINNESOTA

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 800-MAINSTAY (624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.

                          Not part of the Annual Report

----------------------------------------------------
Not FDIC/NCUA Insured  Not a Deposit  May Lose Value



-------------------------------------------------------
No Bank Guarantee  Not Insured by Any Government Agency
-------------------------------------------------------




NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

mainstayinvestments.com                                       The MainStay Funds

(C) 2009 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-AO15916         (RECYCLE LOGO)            MS283-09           MSMG11-12/09
                                                                          11

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 VALUE FUND



                 Message from the President

                 and

                 Annual Report

                 October 31, 2009

MESSAGE FROM THE PRESIDENT

The 12-month period ended October 31, 2009, was generally positive for stock and bond investors alike. Signs that the economy was beginning to stabilize brought renewed hope to investors and helped generate a sharp turnaround in the stock market.

When the reporting period began, the stock and bond markets were still reacting to the government's massive bailout plan. Several new facilities were instituted to help restore market liquidity, and the Federal Reserve agreed to purchase various types of securities in a strategy known as quantitative easing.

On December 16, 2008, the Federal Open Market Committee lowered the federal funds target rate to a range between 0.0% and 0.25%. Over time, the markets responded favorably to the coordinated efforts of Congress, the Treasury Department, the Federal Deposit Insurance Corporation, the Federal Reserve and other central banks to address the credit crisis. The turning point for the U.S. stock market came in March 2009, when investors became convinced that the worst was over and an economic recovery was likely.

Domestic equities generally advanced for the remainder of the reporting period, with the strongest results coming from stocks that had been among the hardest hit when the market fell. Despite advances in some financial stocks, the financials sector as a whole declined during the reporting period.

International stocks advanced, with strong results in the materials sector as commodity prices recovered. As investors moved from defensive sectors to more cyclical stocks, utilities weakened but semiconductor companies recorded strong results.

In the fixed-income markets, higher-risk segments were particularly strong. High-yield bonds, floating-rate debt and emerging-market debt were generally strong performers. U.S. Treasury securities and high-grade corporate issues, which had been stellar performers in the first half of the reporting period, weakened as investors' appetite for risk increased.

To keep your investments on a solid footing in a shifting market environment, our portfolio managers pursued their respective investment objectives and strategies with confidence and determination. Although short-term variations are an inevitable part of investing, our portfolio managers know that long-term results are the ultimate measure of investment success.

Fortunately, after three calendar quarters of economic contraction, gross domestic product was once again positive in the third quarter of 2009. Corporate profits, while still below third-quarter 2008 levels, have advanced for three consecutive quarters. At MainStay Funds, we find this economic data encouraging, and we hope you do too.

At MainStay, we have long recommended that our clients get invested, stay invested and add to their investments over time. With prudent diversification, gradual portfolio adjustments and a long-term perspective, MainStay shareholders can maintain a positive outlook as they pursue their financial goals.

Sincerely,


/s/ STEPHEN P. FISHER


Stephen P. Fisher
President



                          Not part of the Annual Report

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 VALUE FUND



                 MainStay Funds

                 Annual Report

                 October 31, 2009

TABLE OF CONTENTS


ANNUAL REPORT
---------------------------------------------

INVESTMENT AND PERFORMANCE COMPARISON       5
---------------------------------------------

PORTFOLIO MANAGEMENT DISCUSSION AND
ANALYSIS                                   10
---------------------------------------------

PORTFOLIO OF INVESTMENTS                   13
---------------------------------------------

FINANCIAL STATEMENTS                       15
---------------------------------------------

NOTES TO FINANCIAL STATEMENTS              22
---------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM                            30
---------------------------------------------

BOARD CONSIDERATION AND APPROVAL OF
MANAGEMENT AGREEMENT AND NEW SUBADVISORY
AGREEMENT                                  31
---------------------------------------------

FEDERAL INCOME TAX INFORMATION             36
---------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        36
---------------------------------------------

SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       36
---------------------------------------------

BOARD MEMBERS AND OFFICERS                 37

INVESTMENT AND PERFORMANCE COMPARISON(1)



PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(2)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               ONE       FIVE         TEN
TOTAL RETURNS               YEAR     YEARS(1)    YEARS(1)
---------------------------------------------------------
With sales charges         -1.62%     -1.45%       0.55%
Excluding sales charges     4.11      -0.33        1.12




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                           MAINSTAY VALUE    S&P 500(R)    RUSSELL 1000(R)
                                FUND            INDEX        VALUE INDEX
                           --------------    ----------    ---------------
10/31/99                         9450           10000           10000
                                10496           10609           10552
                                 9773            7967            9300
                                 7983            6764            8368
                                 9642            8170           10283
                                10737            8940           11871
                                11825            9720           13280
                                13871           11308           16130
                                15599           12954           17877
                                10147            8278           11299
10/31/09                        10563            9090           11839





CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               ONE       FIVE         TEN
TOTAL RETURNS               YEAR     YEARS(1)    YEARS(1)
---------------------------------------------------------
With sales charges         -1.52%     -1.44%       0.55%
Excluding sales charges     4.21      -0.32        1.12




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                           MAINSTAY VALUE    S&P 500(R)    RUSSELL 1000(R)
                                FUND            INDEX        VALUE INDEX
                           --------------    ----------    ---------------
10/31/99                        23625           25000           25000
                                26240           26523           26379
                                24434           19918           23251
                                19959           16909           20921
                                24106           20426           25706
                                26843           22350           29679
                                29563           24299           33200
                                34677           28270           40324
                                38999           32386           44692
                                25348           20696           28247
10/31/09                        26416           22725           29598





CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               ONE       FIVE         TEN
TOTAL RETURNS               YEAR     YEARS(1)    YEARS(1)
---------------------------------------------------------
With sales charges         -1.75%     -1.43%       0.34%
Excluding sales charges     3.25      -1.12        0.34




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                           MAINSTAY VALUE    S&P 500(R)    RUSSELL 1000(R)
                                FUND            INDEX        VALUE INDEX
                           --------------    ----------    ---------------
10/31/99                        10000           10000           10000
                                11028           10609           10552
                                10187            7967            9300
                                 8259            6764            8368
                                 9902            8170           10283
                                10947            8940           11871
                                11962            9720           13280
                                13928           11308           16130
                                15552           12954           17877
                                10023            8278           11299
10/31/09                        10349            9090           11839




1. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares generally have a $25,000 minimum initial investment with no minimum subsequent purchase amount. For investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds, the minimum initial investment is $15,000. Investor Class shares and Class A shares are sold with a maximum initial sales charge of 5.50% and an annual 12b-1 fee of 0.25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of up to 5.00% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million. Class R1 shares are sold with no initial sales charge or CDSC and have no annual 12b-1 fee. Class R2 shares are sold with no initial sales charge or CDSC and have an annual 12b-1 fee of 0.25%. Class R1 and Class R2 shares are available only through corporate-sponsored retirement programs, which include certain minimum program requirements. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee

THE FOOTNOTES ON THE FOLLOWING TWO PAGES ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL              ONE       FIVE         TEN
TOTAL RETURNS               YEAR    YEARS(1)    YEARS(1)
--------------------------------------------------------
With sales charges         2.25%     -1.12%       0.34%
Excluding sales charges    3.25      -1.12        0.34




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                   MAINSTAY VALUE    S&P 500(R)    RUSSELL 1000(R)
                                        FUND            INDEX        VALUE INDEX
                                   --------------    ----------    ---------------
10/31/99                                10000           10000           10000
                                        11028           10609           10552
                                        10187            7967            9300
                                         8259            6764            8368
                                         9902            8170           10283
                                        10947            8940           11871
                                        11962            9720           13280
                                        13928           11308           16130
                                        15545           12954           17877
                                        10023            8278           11299
10/31/09                                10348            9090           11839





CLASS I SHARES(3)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL     ONE      FIVE         TEN
TOTAL RETURNS     YEAR    YEARS(1)    YEARS(1)
----------------------------------------------
                  4.69%     0.07%       1.44%




(PERFORMANCE GRAPH)

                           MAINSTAY VALUE    S&P 500(R)    RUSSELL 1000(R)
                                FUND            INDEX        VALUE INDEX
                           --------------    ----------    ---------------
10/31/99                        10000           10000           10000
                                11133           10609           10552
                                10381            7967            9300
                                 8499            6764            8368
                                10291            8170           10283
                                11500            8940           11871
                                12691            9720           13280
                                14947           11308           16130
                                16890           12954           17877
                                11025            8278           11299
10/31/09                        11542            9090           11839





CLASS R1 SHARES(3)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL     ONE      FIVE         TEN
TOTAL RETURNS     YEAR    YEARS(1)    YEARS(1)
----------------------------------------------
                  4.47%     -0.03%      1.35%




(PERFORMANCE GRAPH)

                           MAINSTAY VALUE    S&P 500(R)    RUSSELL 1000(R)
                                FUND            INDEX        VALUE INDEX
                           --------------    ----------    ---------------
10/31/99                        10000           10000           10000
                                11129           10609           10552
                                10368            7967            9300
                                 8480            6764            8368
                                10256            8170           10283
                                11452            8940           11871
                                12634            9720           13280
                                14866           11308           16130
                                16782           12954           17877
                                10948            8278           11299
10/31/09                        11438            9090           11839




   waivers and/or expense limitations were contractual. Under the expense limitation agreement in effect beginning on August 1, 2009, the Manager was permitted to recoup the amount of certain management fee waivers or expense reimbursements from the Fund if such action did not cause the Fund to exceed existing expense limitations and the recoupment was made within the term of the agreement. This agreement was set to expire on July 31, 2010. Performance figures shown reflect nonrecurring reimbursements from affiliates for professional fees and losses attributable to shareholder trading arrangements. If these nonrecurring reimbursements had not been made the total return (excluding sales charges) would have been -0.33% for Class A, -1.21% for Class B, -1.13% for Class C, 0.07% for Class I, -0.02% for Class R1 and -0.30% for Class R2 for the five-year period ended October 31, 2009, and 1.12% for Class A, 0.30% for Class B, 0.34% for Class C, 1.44% for Class I, 1.35% for Class R1 and 1.08% for Class R2 for the ten-year period then ended. Investor Class shares were not affected because the reimbursement occurred prior to the launch of the share class. Effective November 12, 2009, the Fund merged with and into MainStay ICAP Select Equity Fund.
2. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for Investor Class shares might have been lower.

THE FOOTNOTES ON THE PRECEDING PAGE AND ON THE FOLLOWING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



6    MainStay Value Fund

CLASS R2 SHARES(3)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL     ONE      FIVE         TEN
TOTAL RETURNS     YEAR    YEARS(1)    YEARS(1)
----------------------------------------------
                  4.26%     -0.29%      1.09%




(PERFORMANCE GRAPH)

                           MAINSTAY VALUE    S&P 500(R)    RUSSELL 1000(R)
                                FUND            INDEX        VALUE INDEX
                           --------------    ----------    ---------------
10/31/99                        10000           10000           10000
                                11097           10609           10552
                                10313            7967            9300
                                 8417            6764            8368
                                10154            8170           10283
                                11307            8940           11871
                                12440            9720           13280
                                14612           11308           16130
                                16435           12954           17877
                                10689            8278           11299
10/31/09                        11144            9090           11839






 BENCHMARK PERFORMANCE                     ONE      FIVE       TEN
                                           YEAR     YEARS     YEARS
S&P 500(R) Index(4)                       9.80%     0.33%    -0.95%
Russell 1000(R) Value Index(5)            4.78     -0.05      1.70
Average Lipper large-cap value fund(6)    8.59     -0.05      1.43



3. Performance figures for Class I, R1 and R2 shares, each of which was first offered on January 2, 2004, include the historical performance of Class B shares through January 1, 2004, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for Class I, R1 and R2 shares might have been lower.
4. "S&P 500," and "S&P," are trademarks of The McGraw-Hill Companies, Inc. The S&P 500(R) Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. The S&P 500 index is the Fund's broad-based securities market index for comparison purposes. An investment cannot be made directly in an index. The Fund has selected the S&P 500(R) Index as its primary benchmark index in replacement of the Russell 1000(R) Value Index because it believes that the S&P 500(R) Index is more reflective of the Fund's investment style.
5. The Russell 1000(R) Value Index measures the performance of those Russell 1000(R) companies with lower price-to-book ratios and lower forecasted growth rates. The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6. The average Lipper large-cap value fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalization (on a three-year weighted basis) above Lipper's U.S. Diversified Equity large-cap floor. Large-cap value funds typically have a below-average price-to-earning ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500(R) Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

THE FOOTNOTES ON THE PRECEDING TWO PAGES ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    7

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VALUE FUND (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2009, to October 31, 2009, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2009, to October 31, 2009.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended October 31, 2009. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      5/1/09        10/31/09       PERIOD(1)        10/31/09        PERIOD(1)
INVESTOR CLASS SHARES          $1,000.00       $1,192.30        $ 7.02         $1,018.80         $ 6.46
--------------------------------------------------------------------------------------------------------

CLASS A SHARES                 $1,000.00       $1,193.50        $ 6.08         $1,019.70         $ 5.60
--------------------------------------------------------------------------------------------------------

CLASS B SHARES                 $1,000.00       $1,187.60        $11.14         $1,015.00         $10.26
--------------------------------------------------------------------------------------------------------

CLASS C SHARES                 $1,000.00       $1,187.60        $11.14         $1,015.00         $10.26
--------------------------------------------------------------------------------------------------------

CLASS I SHARES                 $1,000.00       $1,195.50        $ 3.93         $1,021.60         $ 3.62
--------------------------------------------------------------------------------------------------------

CLASS R1 SHARES                $1,000.00       $1,195.20        $ 3.38         $1,022.10         $ 3.11
--------------------------------------------------------------------------------------------------------

CLASS R2 SHARES                $1,000.00       $1,193.40        $ 5.86         $1,019.90         $ 5.40
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (1.27% for Investor Class, 1.10% for Class A, 2.02% for Class B and Class C, 0.71% for Class I, 0.81% for Class R1 and 1.06% for Class R2) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.



8    MainStay Value Fund

INDUSTRY COMPOSITION AS OF OCTOBER 31, 2009 (UNAUDITED)



Pharmaceuticals                        13.8%
Commercial Banks                        9.4
Semiconductors & Semiconductor
  Equipment                             7.7
Oil, Gas & Consumable Fuels             6.0
Machinery                               5.9
Beverages                               5.1
Aerospace & Defense                     4.8
Insurance                               4.8
Road & Rail                             4.0
Energy Equipment & Services             3.9
Food & Staples Retailing                3.9
Wireless Telecommunication Services     3.8
Metals & Mining                         3.6
Computers & Peripherals                 3.3
Specialty Retail                        3.2
Diversified Financial Services          3.1
Media                                   3.1
Health Care Equipment & Supplies        2.7
Consumer Finance                        2.5
Auto Components                         2.2
Industrial Conglomerates                0.9
Cash and Other Assets, Less
  Liabilities                           2.3
                                      -----
                                      100.0%
                                      =====



 See Portfolio of Investments on page 13 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF OCTOBER 31, 2009 (EXCLUDING SHORT-TERM INVESTMENT)


    1.  Pfizer, Inc.
    2.  Schering-Plough Corp.
    3.  PepsiCo, Inc.
    4.  Texas Instruments, Inc.
    5.  Caterpillar, Inc.
    6.  CSX Corp.
    7.  CVS Caremark Corp.
    8.  Halliburton Co.
    9.  Vodafone Group PLC
   10.  Wells Fargo & Co.





                                                    mainstayinvestments.com    9

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

QUESTIONS ANSWERED BY MACKAY SHIELDS LLC (MACKAY SHIELDS), THE FUND'S FORMER SUBADVISOR, AND JERROLD K. SENSER, CFA, AND THOMAS R. WENZEL, CFA, OF INSTITUTIONAL CAPITAL LLC (ICAP), THE FUND'S INTERIM SUBADVISOR.(1)

HOW DID MAINSTAY VALUE FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12 MONTHS ENDED OCTOBER 31, 2009?

Excluding all sales charges, MainStay Value Fund returned 4.11% for Investor Class shares, 4.21% for Class A shares and 3.25% for both Class B and Class C shares for the 12 months ended October 31, 2009. Over the same period, the Fund's Class I shares returned 4.69%, Class R1 shares returned 4.47% and Class R2 shares returned 4.26%. All share classes underperformed the 8.59% return of the average Lipper(2) large-cap value fund, the 9.80% return of the S&P 500(R) Index(3) and the 4.78% return of the Russell 1000(R) Value Index(4) for the 12 months ended October 31, 2009. The S&P 500(R) Index is the Fund's broad-based securities-market index. See pages 5 and 6 for Fund returns with sales charges.

WERE THERE ANY CHANGES IN THE FUND'S DAY-TO-DAY MANAGEMENT DURING THE REPORTING PERIOD?

In connection with a larger initiative by MacKay Shields to reposition and rationalize its investment capabilities, the Fund's Board of Trustees approved the replacement of MacKay Shields with ICAP as the interim Subadvisor to the Fund, effective June 29, 2009. For the period from November 1, 2008, to June 28, 2009, the Fund's performance figures referenced above reflect the performance of the Fund while it was managed by its former subadvisor, MacKay Shields.

On June 23, 2009, the Fund's Board of Trustees approved changing the Fund's investment objective, principal investment strategy and investment process and amending its principal risks to more closely align them with those of the MainStay ICAP Select Equity Fund. Effective June 29, 2009, the Fund's primary benchmark index changed from the Russell 1000(R) Value Index to the S&P 500(R) Index. A proposed reorganization of the Fund with and into MainStay ICAP Select Equity Fund was approved by Fund shareholders on November 5, 2009.

WHAT MAJOR FACTORS AFFECTED THE FUND DURING THE 12 MONTHS ENDED OCTOBER 31,
2009?

During the first few months of the reporting period, the stock market continued to decline in response to the credit crisis and uncertainty about the government's intervention plans. In the first quarter of 2009, the stock market reversed course and rallied through the end of June.

During the last four months of the reporting period, the equity market continued to strengthen as it became increasingly clear that an economic catastrophe had been averted.

WHAT FACTORS ACCOUNTED FOR THE FUND'S PERFORMANCE RELATIVE TO ITS BENCHMARK INDEX DURING THE REPORTING PERIOD?

During the first eight months of the reporting period, strong stock selection in the industrials, consumer discretionary and materials sectors helped the Fund's performance relative to the Russell 1000(R) Value Index. The Fund's underweight position and poor stock selection in the financials sector detracted from performance during the first eight months of the reporting period.

During the last four months of the reporting period, the Fund outperformed the S&P 500(R) Index largely because of favorable stock selection in the health care and industrials sectors. These strong contributors more than offset the Fund's weaker stock selection in the consumer staples and consumer discretionary sectors.

DURING THE REPORTING PERIOD, WHICH SECTORS MADE STRONG CONTRIBUTIONS TO THE FUND'S PERFORMANCE AND WHICH SECTORS DETRACTED FROM PERFORMANCE?

During the first eight months of the reporting period, the Fund saw strong performance in the information technology, consumer discretionary and materials sectors. The Fund's financial holdings detracted from performance.


----------
Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings. The principal risk of investing in value stocks is that they may never reach what the portfolio manager believes is their full value or that they may even go down in value.

1. During the reporting period, New York Life Investments delegated day-to-day portfolio management responsibilities to MacKay Shields from November 1, 2008, to June 29, 2009, and to ICAP beginning on June 29, 2009. MacKay Shields and ICAP are both affiliates of New York Life Investments. "New York Life Investments" is a service mark used by New York Life Investment Management LLC.
2. See footnote on page 7 for more information about Lipper Inc.
3. See footnote on page 7 for more information on the S&P 500(R) Index.
4. See footnote on page 7 for more information on the Russell 1000(R) Value
   Index.


10    MainStay Value Fund

During the last four months of the reporting period, the Fund's strongest contributing sector relative to the S&P 500(R) Index was industrials, followed by utilities and telecommunication services. The sectors that detracted the most from the Fund's performance relative to the Index included consumer staples, information technology and consumer discretionary.

DURING THE REPORTING PERIOD, WHICH STOCKS WERE THE STRONGEST CONTRIBUTORS TO THE FUND'S ABSOLUTE RETURN AND WHICH STOCKS WERE PARTICULARLY WEAK?

During the first eight months of the reporting period, positive performers included diversified technology and manufacturing company Honeywell International and aerospace and defense security company Northrop Grumman. Retail holdings Kohl's, TJX, and Home Depot were also strong. Energy-related companies Suncor Energy and Schlumberger helped the Fund's performance during this portion of the reporting period, as did information technology companies International Business Machines, Microsoft and Intel.

Weak performers in the first eight months of the reporting period included financial companies Citigroup and Bank of America, supermarket company Kroger, food manufacturer General Mills and offshore drilling companies Transocean and Diamond Offshore.

During the last four months of the reporting period, the holdings that made the strongest positive contributions to the Fund's absolute performance were bank holdings JPMorgan Chase and Capital One Financial and construction equipment manufacturer Caterpillar. Stock prices at these companies rose as the economic outlook improved.

Major detractors from the Fund's absolute performance during this portion of the reporting period included capital markets holding Bank of New York Mellon, which was eliminated from the Fund, and defense contractor Lockheed Martin. A position in pharmaceutical company Sanofi-Aventis SA also detracted slightly from the Fund's absolute returns.

DID THE FUND MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING
PERIOD?

During the first eight months of the reporting period, the Fund initiated new positions in insurance company MetLife and oil services giant Schlumberger, and diversified manufacturing company Ingersoll-Rand. The Fund added to its position in Suncor Energy. During this portion of the reporting period, we eliminated the Fund's positions in Diamond Offshore Drilling and First Energy Corp.

During the last four months of the reporting period, it was ICAP's opinion that strong companies would become stronger. The Fund pursued companies that had strong balance sheets, good market positions and solid operating characteristics and that were perceived to have the greatest potential to increase their market share.

The Fund added Halliburton, one of the world's largest energy services companies, to the Fund's holdings, replacing the Fund's existing position in oil and natural gas consultant Baker Hughes. In addition to the sales previously mentioned, the Fund sold networking equipment maker Cisco Systems on the belief that other candidates offered more attractive valuations and investment potential.

CAN YOU DESCRIBE THE FUND FROM A SECTOR PERSPECTIVE?

During the first eight months of the reporting period, sector weightings reflected the Fund's bottom-up stock selection process. They were not determined by a top-down macroeconomic viewpoint. At the midpoint of the reporting period, the Fund was overweight relative to the Russell 1000(R) Value Index in the information technology and industrials sectors. At the same time, the Fund was underweight in the consumer staples, energy, financials, health care and utilities sectors. The Fund's exposure was roughly neutral to the Index in the consumer discretionary, materials and telecommunication services sectors.

During the last four months of the reporting period, the Fund increased its sector exposure relative to the S&P 500(R) Index in health care, industrials and information technology. Despite the increase, the Fund's allocation to information technology remained underweight relative to the Index. The allocation shift moved the Fund's health care position from underweight to overweight relative to the S&P 500(R) Index. The Fund's already overweight exposure to industrials increased even further.

During the last four months of the reporting period, the Fund decreased its exposure to the energy sector, moving from overweight to underweight relative to the S&P 500(R) Index.



                                                   mainstayinvestments.com    11

HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

As of October 31, 2009, the Fund held an overweight position relative to the S&P 500(R) Index in the financials, health care and industrials sectors. As of the same date, the Fund was underweight relative to the S&P 500(R) Index in information technology, consumer staples and utilities. This positioning reflected ICAP's positive view on the prospects for economic recovery and on the relative attractiveness of individual holdings in these sectors.



----------
The opinions expressed are those of the responders as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


12    MainStay Value Fund

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2009



                                       SHARES           VALUE
COMMON STOCKS 97.7%+
-------------------------------------------------------------

AEROSPACE & DEFENSE 4.8%
Honeywell International, Inc.         351,176   $  12,603,706
Lockheed Martin Corp.                  52,858       3,636,102
                                                -------------
                                                   16,239,808
                                                -------------

AUTO COMPONENTS 2.2%
Johnson Controls, Inc.                313,840       7,507,053
                                                -------------


BEVERAGES 5.1%
V  PepsiCo, Inc.                      288,247      17,453,356
                                                -------------


COMMERCIAL BANKS 9.4%
BB&T Corp.                            300,700       7,189,737
U.S. Bancorp                          513,600      11,925,792
V  Wells Fargo & Co.                  461,228      12,692,994
                                                -------------
                                                   31,808,523
                                                -------------

COMPUTERS & PERIPHERALS 3.3%
Hewlett-Packard Co.                   233,987      11,105,023
                                                -------------


CONSUMER FINANCE 2.5%
Capital One Financial Corp.           230,893       8,450,684
                                                -------------


DIVERSIFIED FINANCIAL SERVICES 3.1%
JPMorgan Chase & Co.                  249,549      10,423,662
                                                -------------


ENERGY EQUIPMENT & SERVICES 3.9%
V  Halliburton Co.                    449,589      13,132,495
                                                -------------


FOOD & STAPLES RETAILING 3.9%
V  CVS Caremark Corp.                 377,696      13,332,669
                                                -------------


HEALTH CARE EQUIPMENT & SUPPLIES 2.7%
Covidien PLC                          220,090       9,270,191
                                                -------------


INDUSTRIAL CONGLOMERATES 0.9%
Textron, Inc.                         173,850       3,091,053
                                                -------------


INSURANCE 4.8%
ACE, Ltd. (a)                         174,966       8,986,254
Aon Corp.                             188,250       7,249,507
                                                -------------
                                                   16,235,761
                                                -------------

MACHINERY 5.9%
V  Caterpillar, Inc.                  251,953      13,872,532
Cummins, Inc.                         139,512       6,007,387
                                                -------------
                                                   19,879,919
                                                -------------

MEDIA 3.1%
Viacom, Inc. Class B (a)              375,852      10,369,757
                                                -------------


METALS & MINING 3.6%
Newmont Mining Corp.                  279,040      12,127,078
                                                -------------


OIL, GAS & CONSUMABLE FUELS 6.0%
Marathon Oil Corp.                    333,778      10,670,883
Occidental Petroleum Corp.            128,439       9,745,951
                                                -------------
                                                   20,416,834
                                                -------------

PHARMACEUTICALS 13.8%
V  Pfizer, Inc.                     1,030,061      17,541,939
Sanofi-Aventis, Sponsored ADR
  (b)                                 316,200      11,674,104
V  Schering-Plough Corp.              621,694      17,531,771
                                                -------------
                                                   46,747,814
                                                -------------

ROAD & RAIL 4.0%
V  CSX Corp.                          321,767      13,572,132
                                                -------------


SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 7.7%
Intel Corp.                           608,440      11,627,288
V  Texas Instruments, Inc.            623,220      14,614,509
                                                -------------
                                                   26,241,797
                                                -------------

SPECIALTY RETAIL 3.2%
Lowe's Cos., Inc.                     553,080      10,823,776
                                                -------------


WIRELESS TELECOMMUNICATION SERVICES 3.8%
V  Vodafone Group PLC,
  Sponsored ADR (b)                   581,250      12,897,937
                                                -------------
Total Investments
  (Cost $304,397,356) (c)                97.7%    331,127,322
Cash and Other Assets,

  Less Liabilities                        2.3       7,894,292
                                        -----    ------------
Net Assets                              100.0%  $ 339,021,614
                                        =====    ============





(a)  Non-income producing security.
(b)  ADR--American Depositary Receipt.
(c)  At October 31, 2009, cost is $305,952,685
     for federal income tax purposes and net
     unrealized appreciation is as follows:



Gross unrealized appreciation       $31,725,992
Gross unrealized depreciation        (6,551,355)
                                    -----------
Net unrealized appreciation         $25,174,637
                                    ===========





+ Percentages indicated are based on Fund net assets.
v Among the Fund's 10 largest holdings, as of October 31, 2009, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                              13

The following is a summary of the fair valuations according to the inputs used as of October 31, 2009, for valuing the Fund's assets.

ASSET VALUATION INPUTS


                                                      QUOTED
                                                   PRICES IN
                                                      ACTIVE   SIGNIFICANT
                                                 MARKETS FOR         OTHER     SIGNIFICANT
                                                   IDENTICAL    OBSERVABLE    UNOBSERVABLE
                                                      ASSETS        INPUTS          INPUTS
 DESCRIPTION                                       (LEVEL 1)     (LEVEL 2)       (LEVEL 3)           TOTAL
 Investments in Securities Common Stocks        $331,127,322      $     --        $     --    $331,127,322
                                                ------------      --------        --------    ------------
 Total Investments in Securities                $331,127,322           $--             $--    $331,127,322
                                                ============      ========        ========    ============




At October 31, 2009, the Portfolio did not hold any investments with significant unobservable inputs (Level 3).



14    MainStay Value Fund           The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2009


ASSETS:
Investment in securities, at value
  (identified cost $304,397,356)     $ 331,127,322
Cash                                     8,796,963
Receivables:
  Dividends and interest                   379,896
  Fund shares sold                          57,305
Other assets                                23,135
                                     -------------
     Total assets                      340,384,621
                                     -------------
LIABILITIES:
Payables:
  Investment securities purchased          458,483
  Fund shares redeemed                     251,909
  Transfer agent (See Note 3)              234,766
  Shareholder communication                175,205
  NYLIFE Distributors (See Note 3)         111,264
  Manager (See Note 3)                      63,226
  Professional fees                         59,228
  Custodian                                  4,116
  Trustees                                   1,129
Accrued expenses                             3,681
                                     -------------
     Total liabilities                   1,363,007
                                     -------------
Net assets                           $ 339,021,614
                                     =============
COMPOSITION OF NET ASSETS:
Share of beneficial interest
  outstanding
  (par value of $.01 per share)
  unlimited number of shares
  authorized                         $     247,987
Additional paid-in capital             423,422,311
                                     -------------
                                       423,670,298
Accumulated undistributed net
  investment income                      2,747,895
Accumulated net realized loss on
  investments and foreign currency
  transactions                        (114,126,545)
Net unrealized appreciation on
  investments                           26,729,966
                                     -------------
Net assets                           $ 339,021,614
                                     =============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $ 126,788,739
                                     =============
Shares of beneficial interest
  outstanding                            9,256,788
                                     =============
Net asset value per share
  outstanding                        $       13.70
Maximum sales charge (5.50% of
  offering price)                             0.80
                                     -------------
Maximum offering price per share
  outstanding                        $       14.50
                                     =============
CLASS A
Net assets applicable to
  outstanding shares                 $ 138,662,799
                                     =============
Shares of beneficial interest
  outstanding                           10,132,052
                                     =============
Net asset value per share
  outstanding                        $       13.69
Maximum sales charge (5.50% of
  offering price)                             0.80
                                     -------------
Maximum offering price per share
  outstanding                        $       14.49
                                     =============
CLASS B
Net assets applicable to
  outstanding shares                 $  54,759,411
                                     =============
Shares of beneficial interest
  outstanding                            4,041,128
                                     =============
Net asset value and offering price
  per share outstanding              $       13.55
                                     =============
CLASS C
Net assets applicable to
  outstanding shares                 $   5,216,836
                                     =============
Shares of beneficial interest
  outstanding                              384,887
                                     =============
Net asset value and offering price
  per share outstanding              $       13.55
                                     =============
CLASS I
Net assets applicable to
  outstanding shares                 $  13,548,347
                                     =============
Shares of beneficial interest
  outstanding                              980,529
                                     =============
Net asset value and offering price
  per share outstanding              $       13.82
                                     =============
CLASS R1
Net assets applicable to
  outstanding shares                 $       1,030
                                     =============
Shares of beneficial interest
  outstanding                                   74
                                     =============
Net asset value and offering price
  per share outstanding              $       13.84
                                     =============
CLASS R2
Net assets applicable to
  outstanding shares                 $      44,452
                                     =============
Shares of beneficial interest
  outstanding                                3,230
                                     =============
Net asset value and offering price
  per share outstanding              $       13.76
                                     =============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                              15

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2009


INVESTMENT INCOME:
INCOME:
  Dividends (a)                      $  8,228,907
  Interest                                 13,454
                                     ------------
     Total income                       8,242,361
                                     ------------
EXPENSES:
  Manager (See Note 3)                  2,325,340
  Transfer agent--Investor Class
     (See Note 3)                         672,105
  Transfer agent--Class A (See Note
     3)                                   201,973
  Transfer agent--Classes B and C
     (See Note 3)                         358,763
  Transfer agent--Classes I, R1 and
     R2 (See Note 3)                       31,442
  Distribution/Service--Investor
     Class (See Note 3)                   285,998
  Distribution/Service--Class A
     (See Note 3)                         328,179
  Service--Class B (See Note 3)           139,661
  Service--Class C (See Note 3)            12,842
  Distribution/Service--Class R2
     (See Note 3)                              81
  Distribution--Class B (See Note
     3)                                   418,982
  Distribution--Class C (See Note
     3)                                    38,525
  Shareholder communication               278,985
  Professional fees                       138,641
  Registration                             90,544
  Trustees                                 15,112
  Custodian                                12,990
  Shareholder service--Class R1
     (See Note 3)                               1
  Shareholder service--Class R2
     (See Note 3)                              32
  Miscellaneous                            27,027
                                     ------------
     Total expenses before waiver       5,377,223
  Expense waiver from Manager (See
     Note 3)                           (1,074,716)
                                     ------------
     Net expenses                       4,302,507
                                     ------------
Net investment income                   3,939,854
                                     ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized loss on:
  Security transactions               (90,806,851)
  Foreign currency transactions              (308)
                                     ------------
Net realized loss on investments
  and foreign currency transactions   (90,807,159)
                                     ------------
Net change in unrealized
  depreciation on investments          92,991,166
                                     ------------
Net realized and unrealized gain on
  investments and foreign currency
  transactions                          2,184,007
                                     ------------
Net increase in net assets
  resulting from operations          $  6,123,861
                                     ============



(a) Dividends recorded net of foreign withholding taxes in the amount of $40,974.



16    MainStay Value Fund           The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED OCTOBER 31, 2009 AND OCTOBER 31, 2008


                                       2009            2008
DECREASE IN NET ASSETS:
Operations:
 Net investment income         $  3,939,854   $   6,329,782
 Net realized loss on
  investments, written option
  transactions and foreign
  currency transactions         (90,807,159)    (22,198,261)
 Net change in unrealized
  appreciation (depreciation)
  on investments                 92,991,166    (202,803,052)
                               ----------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                      6,123,861    (218,671,531)
                               ----------------------------

Dividends and distributions to
 shareholders:
 From net investment income:
    Investor Class               (2,186,486)             --
    Class A                      (3,117,569)     (3,992,924)
    Class B                        (492,699)       (323,082)
    Class C                         (44,270)        (25,973)
    Class I                        (673,430)           (648)
    Class R1                            (22)             --
    Class R2                           (488)             --
                               ----------------------------
                                 (6,514,964)     (4,342,627)
                               ----------------------------
 From net realized gain on investments:
    Class A                              --     (52,313,598)
    Class B                              --     (15,626,249)
    Class C                              --      (1,242,018)
    Class I                              --         (15,209)
    Class R1                             --            (151)
    Class R2                             --          (1,090)
                               ----------------------------
                                         --     (69,198,315)
                               ----------------------------
 Total dividends and
  distributions to
  shareholders                   (6,514,964)    (73,540,942)
                               ----------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                       $ 20,526,010   $  71,692,332
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions               6,309,542      70,886,486
 Cost of shares redeemed        (83,950,338)   (154,472,103)
                               ----------------------------
    Decrease in net assets
     derived from capital
     share transactions         (57,114,786)    (11,893,285)
                               ----------------------------
    Net decrease in net
     assets                     (57,505,889)   (304,105,758)

NET ASSETS:
Beginning of year               396,527,503     700,633,261
                               ----------------------------
End of year                    $339,021,614   $ 396,527,503
                               ============================
Accumulated undistributed net
 investment income at end of
 year                          $  2,747,895   $   5,323,313
                               ============================





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                              17

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                     INVESTOR CLASS
                                           ---------------------------------
                                                                FEBRUARY 28,
                                                                   2008**
                                            YEAR ENDED             THROUGH
                                           OCTOBER 31,           OCTOBER 31,

                                           ---------------------------------
                                               2009                 2008
Net asset value at beginning of
  year                                       $  13.43             $  18.50
                                             --------             --------
Net investment income (a)                        0.14                 0.16
Net realized and unrealized gain
  (loss) on investments                          0.37                (5.23)
                                             --------             --------
Total from investment operations                 0.51                (5.07)
                                             --------             --------
Less dividends and distributions:
  From net investment income                    (0.24)                  --
  From net realized gain on
     investments                                   --                   --
                                             --------             --------
Total dividends and distributions                  --                   --
                                             --------             --------
Net asset value at end of year               $  13.70             $  13.43
                                             ========             ========
Total investment return (b)                      4.11%              (27.41%)(e)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                          1.18%                1.43% ++
  Net expenses                                   1.27%                1.27% ++
  Expenses (before
     waiver/reimbursement)                       1.72%                1.45% ++
Portfolio turnover rate                           149%                  57%
Net assets at end of period (in
  000's)                                     $126,789             $121,212




                                                              CLASS B
                                ------------------------------------------------------------------
                                                      YEAR ENDED OCTOBER 31,

                                ------------------------------------------------------------------
                                  2009          2008          2007           2006           2005
Net asset value at
  beginning of year             $ 13.22       $ 22.99       $  23.12       $  19.96       $  18.28
                                -------       -------       --------       --------       --------
Net investment income (a)          0.06          0.10           0.09           0.06           0.01
Net realized and
  unrealized gain (loss)
  on investments                   0.37         (7.50)          2.38           3.21(d)        1.68
                                -------       -------       --------       --------       --------
Total from investment
  operations                       0.43         (7.40)          2.47           3.27           1.69
                                -------       -------       --------       --------       --------
Less dividends and
  distributions:
  From net investment
     income                       (0.10)        (0.04)         (0.06)         (0.09)         (0.01)
  From net realized gain
     on investments                  --         (2.33)         (2.54)         (0.02)            --
                                -------       -------       --------       --------       --------
Total dividends and
  distributions                   (0.10)        (2.37)         (2.60)         (0.11)         (0.01)
                                -------       -------       --------       --------       --------
Net asset value at end of
  year                          $ 13.55       $ 13.22       $  22.99       $  23.12       $  19.96
                                =======       =======       ========       ========       ========
Total investment return
  (b)                              3.25%       (35.55%)        11.66%         16.44%(c)(d)    9.27%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income            0.54%         0.55%          0.39%          0.30%          0.07%
  Net expenses                     2.02%         1.97%          1.92%          1.92%          1.96%
  Expenses (before
     waiver/reimburse-
     ment)                         2.47%         2.12%          1.96%          2.05%(c)       2.03%
Portfolio turnover rate             149%           57%            50%            48%            43%
Net assets at end of year
  (in 000's)                    $54,759       $71,477       $156,553       $191,086       $560,139



**   Commencement of operations.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and assumed the reinvestment of dividends and distributions. Class I, Class R1 and Class R2 shares are not subject to sales charges.
(c)  Includes nonrecurring reimbursements from the Manager for professional fees.
     The effect on total return was less than one-hundredth of a percent.
(d)  The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager's reimbursement of such losses were $0.01 per share on net realized gains on investments and the effect on total investment return was 0.05%, respectively.
(e)  Total return is not annualized.





18    MainStay Value Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS





                                                           CLASS A
              ------------------------------------------------------------------------------------------------



                                                             YEAR ENDED OCTOBER 31,

              ------------------------------------------------------------------------------------------------
                    2009                 2008                  2007               2006               2005
                  $  13.41             $  23.23              $  23.27           $  20.09           $  18.39
                  --------             --------              --------           --------           --------
                      0.17                 0.24                  0.26               0.24               0.16
                      0.36                (7.57)                 2.39               3.21 (d)           1.70
                  --------             --------              --------           --------           --------
                      0.53                (7.33)                 2.65               3.45               1.86
                  --------             --------              --------           --------           --------

                     (0.25)               (0.16)                (0.15)             (0.25)             (0.16)
                        --                (2.33)                (2.54)             (0.02)                --
                  --------             --------              --------           --------           --------
                     (0.25)               (2.49)                (2.69)             (0.27)             (0.16)
                  --------             --------              --------           --------           --------
                  $  13.69             $  13.41              $  23.23           $  23.27           $  20.09
                  ========             ========              ========           ========           ========
                      4.21%              (35.00%)               12.46%             17.30%(c)(d)       10.13%

                      1.42%                1.32%                 1.13%              1.11%              0.82%
                      1.12%                1.16%                 1.17%              1.17%              1.21%
                      1.29%                1.25%                 1.21%              1.30%(c)           1.28%
                       149%                  57%                   50%                48%                43%
                  $138,663             $168,582              $531,440           $514,015           $128,918





                                                        CLASS C
              -------------------------------------------------------------------------------------------
                                                 YEAR ENDED OCTOBER 31,

              -------------------------------------------------------------------------------------------
                    2009               2008               2007               2006               2005
                   $13.23            $ 22.99            $ 23.12            $ 19.96            $ 18.28
                   ------            -------            -------            -------            -------
                     0.06               0.10               0.09               0.07               0.02
                     0.35              (7.49)              2.38               3.20 (d)           1.67
                   ------            -------            -------            -------            -------
                     0.41              (7.39)              2.47               3.27               1.69
                   ------            -------            -------            -------            -------

                    (0.09)             (0.04)             (0.06)             (0.09)             (0.01)
                       --              (2.33)             (2.54)             (0.02)                --
                   ------            -------            -------            -------            -------
                    (0.09)             (2.37)             (2.60)             (0.11)             (0.01)
                   ------            -------            -------            -------            -------
                   $13.55            $ 13.23            $ 22.99            $ 23.12            $ 19.96
                   ======            =======            =======            =======            =======
                     3.25%            (35.52%)            11.61%             16.44%(c)(d)        9.27%

                     0.50%              0.55%              0.38%              0.34%              0.07%
                     2.02%              1.97%              1.92%              1.92%              1.96%
                     2.47%              2.12%              1.96%              2.05%(c)           2.03%
                      149%                57%                50%                48%                43%
                   $5,217            $ 6,068            $12,475            $13,381            $13,555





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              19

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                                          CLASS I
                                      -------------------------------------------------------------------------------
                                                                   YEAR ENDED OCTOBER 31,

                                      -------------------------------------------------------------------------------
                                        2009               2008              2007               2006         2005
Net asset value at
  beginning of year                   $ 13.54            $ 23.26            $23.24            $ 20.06       $18.43
                                      -------            -------            ------            -------       ------
Net investment income (a)                0.24               0.41              0.35               0.32         0.21
Net realized and
  unrealized gain (loss)
  on investments                         0.34              (7.71)             2.41               3.21 (d)     1.69
                                      -------            -------            ------            -------       ------
Total from investment
  operations                             0.58              (7.30)             2.76               3.53         1.90
                                      -------            -------            ------            -------       ------
Less dividends and
  distributions:
  From net investment
     income                             (0.30)             (0.09)            (0.20)             (0.33)       (0.27)
  From net realized gain
     on investments                        --              (2.33)            (2.54)             (0.02)          --
                                      -------            -------            ------            -------       ------
Total dividends and
  distributions                         (0.30)             (2.42)            (2.74)             (0.35)       (0.27)
                                      -------            -------            ------            -------       ------
Net asset value at end of
  year                                $ 13.82            $ 13.54            $23.26            $ 23.24       $20.06
                                      =======            =======            ======            =======       ======
Total investment return
  (b)                                    4.69%            (34.73%)           13.00%             17.78%(c)(d) 10.36%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income                  1.97%              3.12%             1.54%              1.44%        1.13%
  Net expenses                           0.71%              0.71%             0.70%              0.75%        0.90%
  Expenses (before
     waiver/reimbursement)               1.04%              0.94%             0.75%              0.88%(c)     0.97%
Portfolio turnover rate                   149%                57%               50%                48%          43%
Net assets at end of
  period (in 000's)                   $13,548            $29,163            $  152            $19,671       $    1




                                                                           CLASS R2
                                      ---------------------------------------------------------------------------------
                                                                    YEAR ENDED OCTOBER 31,

                                      ---------------------------------------------------------------------------------
                                       2009               2008              2007               2006            2005
Net asset value at
  beginning of year                   $13.48            $ 23.15            $23.20            $ 20.01          $ 18.38
                                      ------            -------            ------            -------          -------
Net investment income (a)               0.16               0.26              0.32               0.25             0.16
Net realized and
  unrealized gain (loss)
  on investments                        0.37              (7.60)             2.33               3.22 (d)         1.67
                                      ------            -------            ------            -------          -------
Total from investment
  operations                            0.53              (7.34)             2.65               3.47             1.83
                                      ------            -------            ------            -------          -------
Less dividends and
  distributions:
  From net investment
     income                            (0.25)                --             (0.16)             (0.26)           (0.20)
  From net realized gain
     on investments                       --              (2.33)            (2.54)             (0.02)              --
                                      ------            -------            ------            -------          -------
Total dividends and
  distributions                        (0.25)             (2.33)            (2.70)             (0.28)           (0.20)
                                      ------            -------            ------            -------          -------
Net asset value at end of
  year                                $13.76            $ 13.48            $23.15            $ 23.20          $ 20.01
                                      ======            =======            ======            =======          =======
Total investment return
  (b)                                   4.26%            (34.96%)           12.48%             17.46%(c)(d)     10.02%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income                 1.30%              1.48%             1.43%              1.16%            0.79%
  Net expenses                          1.06%              1.06%             1.06%              1.10%            1.24%
  Expenses (before
     waiver/reimbursement)              1.38%              1.23%             1.11%              1.23%(c)         1.31%
Portfolio turnover rate                  149%                57%               50%                48%              43%
Net assets at end of
  period (in 000's)                   $   44            $    26            $   11            $13,340          $11,356



**   Commencement of operations.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and assumed the reinvestment of dividends and distributions. Class I, Class R1 and Class R2 shares are not subject to sales charges.
(c)  Includes nonrecurring reimbursements from the Manager for professional fees.
     The effect on total return was less than one-hundredth of a percent.
(d)  The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager's reimbursement of such losses were $0.01 per share on net realized gains on investments and the effect on total investment return was 0.05%, respectively.
(e)  Total return is not annualized.





20    MainStay Value Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                    CLASS R1
                -------------------------------------------------------------------------------
                                             YEAR ENDED OCTOBER 31,

                -------------------------------------------------------------------------------
                 2009               2008              2007              2006              2005
                $13.57            $ 23.24            $23.23            $20.05            $18.42
                ------            -------            ------            ------            ------
                  0.22               0.32              0.34              0.31              0.21
                  0.35              (7.66)             2.40              3.20 (d)          1.69
                ------            -------            ------            ------            ------
                  0.57              (7.34)             2.74              3.51              1.90
                ------            -------            ------            ------            ------

                 (0.30)                --             (0.19)            (0.31)            (0.27)
                    --              (2.33)            (2.54)            (0.02)               --
                ------            -------            ------            ------            ------
                 (0.30)             (2.33)            (2.73)            (0.33)            (0.27)
                ------            -------            ------            ------            ------
                $13.84            $ 13.57            $23.24            $23.23            $20.05
                ======            =======            ======            ======            ======
                  4.47%            (34.76%)           12.89%            17.67%(c)(d)      10.31%

                  1.77%              1.71%             1.48%             1.43%             1.03%
                  0.81%              0.81%             0.81%             0.85%             1.00%
                  1.13%              0.96%             0.86%             0.98%(c)          1.07%
                   149%                57%               50%               48%               43%
                $    1            $     1            $    2            $    1            $    1




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              21

NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of fourteen funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay Value Fund (the "Fund"), a diversified fund.

The Fund currently offers seven classes of shares. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on May 1, 1986. Class C shares commenced operations on September 1, 1998. Class I shares, Class R1 shares and Class R2 shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value ("NAV") per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered at NAV without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and a 1.00% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I, Class R1 and Class R2 are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The seven classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and bear the same conditions except that Class B and Class C shares are subject to higher distribution and service fee rates than Investor Class, Class A and Class R2 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R1 shares are not subject to a distribution or service fee. Class R1 and Class R2 shares are authorized to pay a shareholder service fee to the Manager, as defined in Note 3(A), its affiliates, or third-party service providers, as compensation for services rendered to shareholders of Class R1 or Class R2 shares.

Effective at the opening of the U.S. financial markets on June 29, 2009, the Fund's Board of Trustees appointed Institutional Capital LLC as interim subadvisor. Also, effective June 29, 2009, the Fund changed its investment objective, principal investment strategy, investment process, principal risks and primary benchmark.

The Fund's investment objective is to seek a superior total return.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date"). Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Options contracts are valued at the last posted settlement price on the market where such options are principally traded. Investments in other mutual funds are valued at their NAVs as of the close of the New York Stock Exchange on the valuation date.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less ("short-term investments") are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board of Trustees to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's Manager or Subadvisor, as defined in Note 3(A), reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At October 31, 2009, the Fund did not hold securities that were valued in such a manner.

"Fair Value" is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable


22    MainStay Value Fund
market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

- Level 1--quoted prices in active markets for identical investments

- Level 2--other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

- Level 3--significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of October 31, 2009, for the Fund's investments is included at the end of the Fund's Portfolio of Investments.

The valuation techniques that may have been used by the Fund to measure fair value during the year ended October 31, 2009, maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund may have utilized some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets. For the year ended October 31, 2009, there have been no changes to the fair value methodologies.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code") applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are generally withheld at the source.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is "more likely than not" to be sustained assuming examination by taxing authorities. Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Fund's financial statements. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at NAV, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than short-term investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.


                                                   mainstayinvestments.com    23

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative NAV on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor, if any, to be creditworthy, pursuant to guidelines established by the Fund's Board of Trustees. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H) PURCHASED AND WRITTEN OPTIONS. The Fund may write covered call and put options on its portfolio securities or foreign currencies. These securities are subject to equity price risk in the normal course of investing in these transactions. Premiums received are recorded as assets, and the market value of the written options are recorded as liabilities. The liabilities are subsequently adjusted and unrealized appreciation or depreciation is recorded to reflect the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or are cancelled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, in exchange for the premium, the Fund foregoes the opportunity for capital appreciation above the exercise price should the price of the underlying security or foreign currency increase. The Fund, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security or foreign currency below the exercise price. A call option may be covered by the call writer's owning the underlying security throughout the option period. A call option may also be covered by the call writer's maintaining liquid assets valued at greater than the exercise price of the call written. When writing a covered call option, the Fund, in return for the premium on the option, gives up the opportunity to profit from a price increase in the underlying securities above the exercise price. However, as long as the obligation as the writer continues, the Fund has retained the risk of loss should the price of the underlying security decline. After writing a put option, the Fund may incur risk exposure equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of the option. The Fund writes covered call options to try to realize greater return on the sale of a stock. The Fund writes put options to help protect against unanticipated adverse developments.

The Fund may purchase call and put options on its portfolio securities or foreign currencies. The Fund may purchase call options to protect against an increase in the price of the security or foreign currency it anticipates purchasing or to increase its current return. The Fund may purchase put options on its securities or foreign currencies to protect against a decline in the value of the security or foreign currency or to close out covered written put positions. The Fund may also purchase options to seek to enhance returns. Risks may arise from an imperfect correlation between the change in market value of the securities or foreign currencies held by the Fund and the prices of options relating to the securities or foreign currencies purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum risk exposure for any purchased option is limited to the premium initially paid for the option. At October 31, 2009 there were no open purchased or written options.

(I) SECURITIES LENDING. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company ("State Street"). State Street will manage the Fund's cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund's portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities


24    MainStay Value Fund
loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to borrower's inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or retain a portion of interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended Securities Lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate.

(J) INDEMNIFICATIONS. Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(K) QUANTITATIVE DISCLOSURE OF DERIVATIVE HOLDINGS. The following tables show additional disclosures about the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2009

REALIZED GAIN (LOSS)

                          STATEMENT OF       EQUITY
                            OPERATIONS    CONTRACTS
                              LOCATION         RISK        TOTAL
Purchased Options    Net realized gain
                    (loss) on security
                          transactions   $1,090,087   $1,090,087
                                         -----------------------
Total Realized
  Gain (Loss)                            $1,090,087   $1,090,087
                                         =======================



NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OR SHARES/UNITS (1)

                                     EQUITY
                                  CONTRACTS
                                       RISK      TOTAL
Purchased Options (2)                10,053     10,053



(1) Amount disclosed represents the weighted average held during the twelve-month period.

(2) Amount(s) represent(s) number of contracts or number of shares/units.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("New York Life Investments" or "Manager"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. Effective prior to the opening of the U.S. financial markets on June 29, 2009, the Fund's Board of Trustees terminated MacKay Shields LLC as subadvisor. Institutional Capital LLC (the "Subadvisor"), a registered investment adviser, now serves as interim subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an interim Subadvisory Agreement ("Subadvisory Agreement"), between New York Life Investments and the Subadvisor, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows:
0.72% on assets up to $200 million, 0.65% on assets from $200 million to $500 million and 0.50% on assets in excess of $500 million, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement.

Effective August 1, 2009, New York Life Investments has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class (total ordinary operating expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage, other transaction expenses relating to the

                                                   mainstayinvestments.com    25
purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests) do not exceed the following percentages of average daily net assets: Investor Class, 1.27%; Class A, 1.17%; Class B, 2.02%; Class C, 2.02%; Class I, 0.71%; Class R1, 0.81% and Class R2, 1.06%.
Prior to August 1, 2009, New York Investments had written expense limitation agreements that set the expense limitations for Investor Class, Class A, Class B, Class C and Class I shares at the same levels as the August 1, 2009 agreement.

For the year ended October 31, 2009, New York Life Investments earned fees from the Fund in the amount of $2,325,340 and waived its fees in the amount of $1,074,716.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) DISTRIBUTION, SERVICE AND SHAREHOLDER SERVICE FEES. The Trust, on behalf of the Fund, has entered into a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class, Class A and Class R2 Plans, the Distributor receives a monthly distribution fee from the Investor Class, Class A and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Investor Class, Class A and Class R2 shares for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares of the Fund pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at an annual rate of 0.25% of the average daily NAV of the Class B and Class C shares of the Fund. Class I and Class R1 shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1 and Class R2 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1 and Class R2 shares. For its services, the Manager is entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets attributable to the Class R1 and Class R2 shares.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares was $15,772 and $4,427, respectively, for the year ended October 31, 2009. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $149, $65,594 and $360, respectively, for the year ended October 31, 2009.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("MainStay Investments"), an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MainStay Investments has entered into an agreement with Boston Financial Data Services, Inc. pursuant to which it performs certain services for which MainStay Investments is responsible. Transfer agent expenses incurred by the Fund for the year ended October 31, 2009, amounted to $1,264,283.

(E) MINIMUM BALANCE FEE. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a minimum balance fee on certain types of accounts. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20. These fees are included in transfer agent fees shown on the Statement of Operations.

(F) CAPITAL. At October 31, 2009, New York Life and its affiliates held beneficially shares of the Fund with the following values and percentages of net assets as follows:

Class A                          $275,945      0.2%
--------------------------------------------------
Class C                               225      0.0++
--------------------------------------------------
Class I                             1,036      0.0++
--------------------------------------------------
Class R1                            1,030    100.0
--------------------------------------------------
Class R2                            1,014      2.3
--------------------------------------------------



++ Less than one-tenth of a percent.

(G) OTHER. Pursuant to the Management Agreement, a portion of the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments is payable directly by the Fund. For the year ended October 31, 2009, these fees, which are included in professional fees shown on the Statement of Operations, were $14,900.



26    MainStay Value Fund

NOTE 4--FEDERAL INCOME TAX:

As of October 31, 2009, the components of accumulated gain(loss) on a tax basis were as follows:

                 ACCUMULATED          OTHER         UNREALIZED          TOTAL
  ORDINARY    CAPITAL AND OTHER     TEMPORARY      APPRECIATION      ACCUMULATED
   INCOME        GAIN (LOSS)       DIFFERENCES    (DEPRECIATION)     GAIN (LOSS)
$2,747,895      $(112,571,216)         $--          $25,174,637     $(84,648,684)
--------------------------------------------------------------------------------



The difference between book-basis and tax basis unrealized depreciation is primarily due to wash sale deferrals and class action payments basis adjustment.

The following table discloses the current year reclassifications between accumulated undistributed net investment income and accumulated net realized loss on investments arising from permanent differences; net assets at October 31, 2009 are not affected.

   ACCUMULATED       ACCUMULATED
  UNDISTRIBUTED      NET REALIZED     ADDITIONAL
 NET INVESTMENT     GAIN (LOSS) ON      PAID-IN
  INCOME (LOSS)      INVESTMENTS        CAPITAL
     $(308)              $308             $--
------------------------------------------------



The reclassifications for the Fund are primarily due to foreign currency gain
(loss).

At October 31, 2009, for federal income tax purposes, capital loss carryforwards of $112,571,216 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

   CAPITAL LOSS        CAPITAL LOSS
AVAILABLE THROUGH    AMOUNTS (000'S)
       2016              $ 21,479
       2017                91,092
------------------------------------

      Total              $112,571
------------------------------------



The tax character of distributions paid during the years ended October 31, 2009 and October 31, 2008, shown in the Statement of Changes in Net Assets, was as follows:

                                   2009          2008
Distributions paid from:
  Ordinary Income            $6,514,964   $21,030,694
  Long-Term Capital Gains            --    52,510,248
-----------------------------------------------------
Total                        $6,514,964   $73,540,942
-----------------------------------------------------



NOTE 5--CUSTODIAN:

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests.

Effective September 2, 2009, the line of credit was reduced from $160,000,000 to $125,000,000 and the commitment fee rate was increased from an annual rate of 0.08% to an annual rate of 0.10% of the average commitment amount, plus a 0.04% up-front payment payable, regardless of usage, to The Bank of New York Mellon, which serves as agent to the syndicate. The commitment fee and upfront payment are allocated among the Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month LIBOR rate, whichever is higher. There were no borrowings made or outstanding with respect to the Fund on the line of credit during the year ended October 31, 2009.

NOTE 7--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended October 31, 2009, purchases and sales of securities, other than short-term securities, were $472,160 and $517,896, respectively.


                                                   mainstayinvestments.com    27

NOTE 8--CAPITAL SHARE TRANSACTIONS:

 INVESTOR CLASS                   SHARES         AMOUNT
Year ended October 31, 2009:
Shares sold                      287,058   $  3,382,486
Shares issued to
  shareholders in
  reinvestment of dividends      184,142      2,171,041
Shares redeemed               (1,378,594)   (16,362,626)
                              -------------------------
Net decrease in shares
  outstanding before
  conversion                    (907,394)   (10,809,099)
Shares converted into
  Investor Class (See Note
  1)                           1,587,922     17,304,404
Shares converted from
  Investor Class (See Note
  1)                            (449,766)    (6,009,980)
                              -------------------------
Net increase                     230,762   $    485,325
                              =========================
Period ended October 31,
  2008 (a):
Shares sold                      972,151   $ 18,100,434
Shares redeemed               (1,105,382)   (18,742,164)
                              -------------------------
Net decrease in shares
  outstanding before
  conversion                    (133,231)      (641,730)
Shares converted into
  Investor Class (See Note
  1)                           9,563,073    168,412,158
Shares converted from
  Investor Class (See Note
  1)                            (403,816)    (6,685,141)
                              -------------------------
Net increase                   9,026,026   $161,085,287
                              =========================



(a) Investor Class shares were first offered on February 28, 2008.



 CLASS A                          SHARES          AMOUNT
Year ended October 31, 2009:
Shares sold                      571,332   $   6,812,169
Shares issued to
  shareholders in
  reinvestment of dividends      251,704       2,960,019
Shares redeemed               (2,897,526)    (34,213,869)
                             ---------------------------
Net decrease in shares
  outstanding before
  conversion                  (2,074,490)    (24,441,681)
Shares converted into Class
  A (See Note 1)                 727,012       9,348,170
Shares converted from Class
  A (See Note 1)              (1,089,886)    (11,530,851)
                             ---------------------------
Net decrease                  (2,437,364)  $ (26,624,362)
                             ===========================
Year ended October 31,
  2008:
Shares sold                      841,552   $  15,161,281
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions            2,738,278      54,704,352
Shares redeemed               (5,669,456)   (102,755,321)
                             ---------------------------
Net decrease in shares
  outstanding before
  conversion                  (2,089,626)    (32,889,688)
Shares converted into Class
  A (See Note 1)               1,083,791      19,239,392
Shares converted from Class
  A (See Note 1)              (9,297,228)   (163,532,013)
                             ---------------------------
Net decrease                 (10,303,063)  $(177,182,309)
                             ===========================


 CLASS B                          SHARES          AMOUNT
Year ended October 31, 2009:
Shares sold                      382,622   $   4,482,169
Shares issued to
  shareholders in
  reinvestment of dividends       40,866         479,771
Shares redeemed               (1,003,691)    (11,606,188)
                             ---------------------------
Net decrease in shares
  outstanding before
  conversion                    (580,203)     (6,644,248)
Shares converted from Class
  B (See Note 1)                (784,045)     (9,111,743)
                             ---------------------------
Net decrease                  (1,364,248)  $ (15,755,991)
                             ===========================
Year ended October 31,
  2008:
Shares sold                      468,919   $   8,311,600
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              783,199      15,470,650
Shares redeemed               (1,684,722)    (29,642,920)
                             ---------------------------
Net decrease in shares
  outstanding before
  conversion                    (432,604)     (5,860,670)
Shares converted from Class
  B (See Note 1)                (970,181)    (17,434,396)
                             ---------------------------
Net decrease                  (1,402,785)  $ (23,295,066)
                             ===========================


 CLASS C                          SHARES          AMOUNT
Year ended October 31, 2009:
Shares sold                       53,417   $     642,489
Shares issued to
  shareholders in
  reinvestment of dividends        2,110          24,771
Shares redeemed                 (129,447)     (1,555,882)
                             ---------------------------
Net decrease                     (73,920)  $    (888,622)
                             ===========================
Year ended October 31,
  2008:
Shares sold                       66,078   $   1,210,761
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions               35,147         694,385
Shares redeemed                 (185,004)     (3,231,612)
                             ---------------------------
Net decrease                     (83,779)  $  (1,326,466)
                             ===========================


 CLASS I                          SHARES          AMOUNT
Year ended October 31, 2009:
Shares sold                      460,233   $   5,190,690
Shares issued to
  shareholders in
  reinvestment of dividends       56,926         673,430
Shares redeemed               (1,690,685)    (20,210,679)
                             ---------------------------
Net decrease                  (1,173,526)  $ (14,346,559)
                             ===========================
Year ended October 31,
  2008:
Shares sold                    2,154,268   $  28,886,685
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions                  792          15,857
Shares redeemed                   (7,531)        (98,237)
                             ---------------------------
Net increase                   2,147,529   $  28,804,305
                             ===========================





28    MainStay Value Fund

 CLASS R1                         SHARES          AMOUNT
Year ended October 31, 2009:
Shares issued to
  shareholders in
  reinvestment of dividends            1   $          22
                             ---------------------------
Net increase                           1   $          22
                             ===========================
Year ended October 31,
  2008:
Shares issued to
  shareholders in
  reinvestment of
  distributions                        8   $         152
                             ---------------------------
Net increase                           8   $         152
                             ===========================


 CLASS R2                         SHARES          AMOUNT
Year ended October 31, 2009:
Shares sold                        1,371   $      16,007
Shares issued to
  shareholders in
  reinvestment of dividends           41             488
Shares redeemed                      (98)         (1,094)
                             ---------------------------
Net increase                       1,314   $      15,401
                             ===========================
Year ended October 31,
  2008:
Shares sold                        1,495   $      21,571
Shares issued to
  shareholders in
  reinvestment of
  distributions                       55           1,090
Shares redeemed                     (102)         (1,849)
                             ---------------------------
Net increase                       1,448   $      20,812
                             ===========================



NOTE 9--OTHER MATTERS:

On May 27, 2009, New York Life Investments settled charges by the Securities and Exchange Commission ("SEC") relating to the MainStay Equity Index Fund (the "Equity Index Fund"), an S&P 500 index fund created in 1990 and sold through January 1, 2002, at which time it was closed to new investors and new investments. The Equity Index Fund is a series of the Trust and is managed by New York Life Investments. The settlement relates to the period from March 12, 2002 through June 30, 2004, during which time the SEC alleged that New York Life Investments failed to provide the Equity Index Fund's board with information necessary to evaluate the cost of a guarantee provided to shareholders of the Equity Index Fund, and that prospectus and other disclosures misrepresented that there was no charge to the Equity Index Fund or its shareholders for the guarantee. New York Life Investments, without admitting or denying the allegations, consented to the entry of an administrative cease and desist order finding violations of Sections 15(c) and 34(b) of the 1940 Act, Section 206(2) of the Investment Advisers Act of 1940, as amended, and requiring a civil penalty of $800,000, disgorgement of $3,950,075 (which represents a portion of its management fees relating to the Equity Index Fund for the relevant period) as well as interest of $1,350,709. These amounts, totaling approximately $6.101 million, are being distributed to shareholders who held shares of the Equity Index Fund between March 2002 and June 2004, without any material financial impact to New York Life Investments.

NOTE 10--SUBSEQUENT EVENTS:

In connection with the preparation of the financial statements of the Fund as of and for the fiscal year ended October 31, 2009, events and transactions subsequent to October 31, 2009 through December 23, 2009, the date the financial statements were issued, have been evaluated by the Fund's management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment of disclosure have been identified, except for the following:

SPECIAL MEETING OF SHAREHOLDERS

Pursuant to notice, a special meeting of shareholders of the Fund was held on November 5, 2009, at the offices of New York Life Investment Management LLC in Parsippany, New Jersey. The purpose of the meeting was to approve the reorganization of the Fund with and into MainStay ICAP Select Equity Fund.

No other business came before the special meeting.

The proposal was approved by the shareholders of the Fund by the vote tally shown below:

 VOTES FOR     VOTES AGAINST    ABSTENTIONS       TOTAL
 12,352,037       373,334         711,272      13,436,643
---------------------------------------------------------



Effective as of November 24, 2009, the Fund merged with and into MainStay ICAP Select Equity Fund and was subsequently liquidated.


                                                   mainstayinvestments.com    29

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Value Fund ("the Fund"), one of the funds constituting The MainStay Funds, as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Value Fund of The MainStay Funds as of October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

                                  /s/ KPMG LLP

Philadelphia, Pennsylvania
December 23, 2009



30    MainStay Value Fund

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENTS (UNAUDITED)

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") requires that each mutual fund's board of trustees, including a majority of trustees who are not "interested persons" of the fund, as defined in the 1940 Act ("Independent Trustees"), annually review and approve the fund's investment advisory agreements. At its June 17-18, 2009 meeting, the Board of Directors/Trustees of the MainStay Group of Funds ("Board") unanimously approved the Management Agreement between the MainStay Value Fund ("Fund") and New York Life Investment Management LLC ("New York Life Investments"), and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC ("MacKay Shields") on behalf of the Fund.

Separately, on June 23, 2009, the Board approved New York Life Investments' recommendation to replace MacKay Shields with Institutional Capital LLC ("ICAP" and together with MacKay Shields, the "Subadvisers") as the subadviser to the Fund pursuant to an interim subadvisory agreement ("New Subadvisory Agreement"). In addition, the Board approved New York Life Investments' proposal to reorganize the Fund with and into the MainStay ICAP Select Equity Fund. The New Subadvisory Agreement provided that ICAP would manage the assets of the Fund on an interim basis without shareholder approval for a period of 150 days following the termination of the Fund's previous Subadvisory Agreement with MacKay Shields, or until the liquidation and dissolution of the Fund, if earlier.(5) In determining to approve these actions, the Board took several factors into account, including the fact that the actions would be part of a larger initiative designed to reposition, rationalize and streamline the MainStay Group of Funds to reduce duplication among funds, strengthen the overall fund lineup, and offer funds with more significant asset levels.

In reaching its decisions to approve the Agreements, other than the New Subadvisory Agreement, the Board considered information prepared specifically in connection with the contract review process that took place at various meetings between December 2008 and June 2009, as well as information furnished to it throughout the year at regular and special Board meetings. Information requested by and provided to the Board specifically in connection with the contract review process included, among other things, reports on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting LLC ("Strategic Insight"), an independent third-party service provider engaged by the Board to report objectively on the Fund's investment performance, management and subadvisory fees and ordinary operating expenses. The Board also requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including MacKay Shields as subadviser to the Fund, and responses to several comprehensive lists of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board. Information provided to the Board at its meetings throughout the year included, among other things, detailed investment analytics reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received throughout the year, among other things, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In reaching its decision to approve the New Subadvisory Agreement, the Board considered information furnished to the Board that was prepared specifically in connection with a special contract review process that took place at various meetings of the Board and its Committees between April 2009 and June 2009. The Board also considered information regarding New York Life Investments' larger fund rationalization initiatives. The Board further considered responses from ICAP to a comprehensive list of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board.

In determining to approve the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services to be provided to the Fund by New York Life Investments and the Subadvisers; (ii) the investment performance of the Fund, New York Life Investments and MacKay Shields as subadviser to the Fund (and with respect to ICAP, the historical investment performance of similar portfolios managed by
ICAP); (iii) the costs of the services to be provided, and profits to be realized, by New York Life Investments and its affiliates, including MacKay Shields, from their relationship with the Fund (and with respect to ICAP, the anticipated costs of the services to be provided, and the profits expected to be realized, by ICAP); (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund's management and subadvisory fee levels and overall total ordinary operating expenses, particularly as compared to similar funds and portfolios.

While individual members of the Board may have weighed certain factors differently, the Board's decisions to approve the Agreements were based on a comprehensive consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review

----------
(5) All of the agreements described herein may be referred to as the "Agreements."

                                                   mainstayinvestments.com    31
processes. The Board's conclusions with respect to the Agreements also were based, in part, on the Board's consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, and that the Fund's shareholders, having had the opportunity to consider alternative investment products and services, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board's decisions to approve the Agreements is provided below.

NATURE, EXTENT AND QUALITY OF SERVICES TO BE PROVIDED BY NEW YORK LIFE INVESTMENTS AND EACH SUBADVISER

In considering the approval of the Agreements, the Board examined the nature, extent and quality of the services that New York Life Investments proposed to provide to the Fund. The Board evaluated New York Life Investments' experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing affiliated and non-affiliated subadvisers. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund, as well as New York Life Investments' reputation and financial condition. The Board considered New York Life Investments' performance in fulfilling its responsibilities for overseeing the Fund's legal and compliance environment, for overseeing MacKay Shields' compliance with the Fund's policies and investment objectives, and for implementing Board directives as they relate to the Fund. In addition, the Board noted that New York Life Investments also is responsible for paying all of the salaries and expenses for the Fund's officers. The Board also considered the benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund's prospectus.

As part of its considerations, the Board acknowledged New York Life Investments' recent settlement with the Securities and Exchange Commission ("SEC") concerning matters relating to the MainStay Equity Index Fund, including materials provided to the Board of Trustees of The MainStay Funds in 2002-2004 in connection with the annual review of that fund's management fee. The Board noted that, since this matter was first brought to the Board's attention in 2003, New York Life Investments had taken a number of steps to enhance the quality and completeness of information provided to the Board in connection with the Board's consideration of the MainStay Group of Funds' investment advisory contracts. The Board believes that New York Life Investments has taken appropriate actions in response to this matter.

The Board also examined the nature, extent and quality of the services that each Subadviser proposed to provide to the Fund. The Board evaluated MacKay Shields' experience in serving as subadviser to the Fund and each Subadviser's experience in managing other portfolios. It examined each Subadviser's track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at each Subadviser, and each Subadviser's overall legal and compliance environment. The Board also reviewed each Subadviser's willingness to invest in personnel designed to benefit the Fund. In this regard, the Board considered the experience of each Subadviser's portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund likely would continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments' and MacKay Shields' experience, personnel, operations and resources, and, with respect to the New Subadvisory Agreement, that the Fund likely would benefit from the nature, extent and quality of these services as a result of ICAP's experience, personnel, operations and resources.

INVESTMENT PERFORMANCE

In evaluating the Fund's investment performance, the Board considered investment performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board further considered MacKay Shields' decision to focus primarily on fixed income asset management and determined that it would be in the best interest of the Fund to retain ICAP as subadviser of the Fund. With respect to the Board's consideration of the New Subadvisory Agreement, the Board considered the historical investment performance results of similar portfolios managed by ICAP, as well as the strength of ICAP's resources (including research capabilities) that may result in stronger long-term investment performance for the Fund over time. The Board acknowledged that the Fund would be making modifications to its principal investment strategies, investment processes, principal risks, and primary benchmark to align it with ICAP's investment approach. The Board particularly considered the detailed investment analytics reports in regards to New York Life Investments and MacKay Shields provided by New York Life Investments' Investment Consulting Group on the Fund throughout the year. These reports, which were prepared by New York Life Investments in consultation with the Board, include, among other things, information on the Fund's gross and net returns, the Fund's investment performance relative to relevant investment categories and Fund


32    MainStay Value Fund
benchmarks, the Fund's risk-adjusted investment performance, and the Fund's investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to similar mutual funds managed by other investment advisers.

In considering the Fund's investment performance, the Board gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund's investment performance, as well as discussions between each Subadviser's portfolio managers and the Board that occurred at meetings from time to time throughout the year and in previous years. In connection with its consideration of the New Subadvisory Agreement, the Board took into account its discussions with senior management and investment personnel at ICAP. The Board also considered any specific actions that New York Life Investments had taken, or had agreed with the Board to take, to enhance Fund investment performance, and the results of those actions. In considering the Fund's investment performance, the Board focused principally on the Fund's long-term performance track record.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements that, while the Fund's investment performance over time has been satisfactory, in the case of the New Subadvisory Agreement, the selection of ICAP as subadviser to the Fund is likely to strengthen the Fund's long-term investment performance to the benefit of shareholders. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Annual Report and in the Fund's prospectus.

COSTS OF THE SERVICES PROVIDED, AND PROFITS TO BE REALIZED, BY NEW YORK LIFE INVESTMENTS AND EACH SUBADVISER

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Agreements, the estimated costs of the services to be provided by ICAP under the New Subadvisory Agreement, and the profits expected to be realized by New York Life Investments and its affiliates due to their relationships with the Fund. Because each Subadviser is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and each Subadviser in the aggregate.

In evaluating the costs and profits of New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund, the Board considered, among other things, each party's investments in personnel, systems, equipment and other resources necessary to manage the Fund, and the fact that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and MacKay Shields must be in a position to pay and retain experienced professional personnel to provide services to the Fund and that New York Life Investments' ability to maintain a strong financial position is important in order for New York Life Investments to continue to provide high-quality ongoing services to the Fund. The Board noted, for example, increased costs borne by New York Life Investments and its affiliates due to new and ongoing regulatory and compliance requirements. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

The Board also reviewed information from New York Life Investments and its affiliates, including each Subadviser, regarding their profitability or anticipated profitability due to their overall relationships with the Fund. For New York Life Investments and MacKay Shields, the Board considered information illustrating the revenues and expenses allocated to the Fund. With respect to ICAP, the Board did not consider specific profitability information from ICAP's relationship with the Fund, since ICAP had not commenced its service as subadviser at the time the Board considered its approval of the New Subadvisory Agreement. However, the Board considered information provided by ICAP reflecting ICAP's profitability with respect to similar mutual funds managed by ICAP, and other information that allowed the Board to estimate the expected costs and profits of ICAP in connection with its service as subadviser to the Fund.

The Board noted the difficulty in obtaining reliable comparative data about mutual fund managers' profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager's organization, the types of funds it manages, and the manager's capital structure and costs of capital. While recognizing the difficulty in evaluating a manager's profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board with respect to the Fund was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board recognized, for example, the benefits to the Subadvisers from legally permitted "soft-dollar" arrangements by which brokers provide or would provide research and other services to the Subadvisers in exchange for commissions paid by the Fund with respect to trades on the Fund's portfolio securities.


                                                   mainstayinvestments.com    33

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments' affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund's transfer agent and distributor. The information provided to the Board indicated that the profitability to New York Life Investments and its affiliates arising directly from these other arrangements was not excessive. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the annual contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments' relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that the profits to be realized by New York Life Investments and its affiliates (including each Subadviser) due to their relationships with the Fund are fair and reasonable.

EXTENT TO WHICH ECONOMIES OF SCALE MAY BE REALIZED AS THE FUND GROWS

The Board also considered whether the Fund's expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from New York Life Investments and Strategic Insight showing how the Fund's management fee hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. The Board noted the extent to which the Fund benefits from breakpoints, expense waivers or reimbursements, as applicable. While recognizing that any precise determination of future economies of scale is necessarily subjective, the Board considered the extent to which New York Life Investments and the Subadvisers may realize a larger profit margin as the Fund's assets grow over time.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund's expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund's expense structure as the Fund grows over time.

MANAGEMENT AND SUBADVISORY FEES AND TOTAL ORDINARY OPERATING EXPENSES

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund's expected total ordinary operating expenses. The Board primarily considered the reasonableness of the overall management fees paid by the Fund to New York Life Investments, since the fees to be paid to each Subadviser are paid by New York Life Investments, not the Fund. The Board also considered the impact of the Fund's expense limitation arrangements pursuant to which New York Life Investments has agreed to limit the Fund's total ordinary operating expenses.

In assessing the reasonableness of the Fund's fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. The Board noted the impact of the recent economic crisis on the MainStay Group of Funds and, consistent with statements from SEC staff members and with published advice from Strategic Insight, the Board reviewed supplemental peer data that reflected more recent peer groupings based on relatively smaller asset sizes. In addition, the Board considered information provided by New York Life Investments and the Subadvisers on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account explanations from New York Life Investments and the Subadvisers about the different scope of services provided to retail mutual funds as compared with other investment advisory clients.

The Board noted that, outside of the Fund's management fee and the fees charged under a share class's Rule 12b-1 and/or shareholder services plans, a share class's most significant "other expenses" are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a "per-account" fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund's average net assets. The Board took into account information from New York Life Investments showing that the Fund's transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company ("NSC"), the Fund's transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board particularly considered representations from New York Life Investments that the MainStay Group of Funds' transfer agent fee structure is designed to allow NSC to provide transfer agent services to the Funds essentially "at cost," and that NSC historically has realized only very modest profitability from providing transfer agent services to the Funds.

The Board observed that, because the Fund's transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class's expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board noted that transfer agent fees are a significant portion of total expenses of many funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tends to be greater than for other open-end retail funds because the MainStay Group of Funds generally has a significant number of small accounts


34    MainStay Value Fund
relative to competitor funds. The Board noted the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company ("New York Life") policyholders, who often maintain smaller account balances than other fund investors. The Board discussed measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including:
(i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) closing small accounts with balances below $500; (iv) since 2007, charging an annual $20.00 small account fee on accounts with balances below $1,000; (v) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts; and (vi) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors.

After considering all of the factors outlined above, the Board concluded that the Fund's management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board's overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

CONCLUSION

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements and the New Subadvisory Agreement.


                                                   mainstayinvestments.com    35

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For the fiscal year ended October 31, 2009, the Fund designates approximately $8,038,347 pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2009, should be multiplied by 0.1% to arrive at the amount eligible for qualified interest income and 70.4% for the corporate dividends received deduction.

In February 2010, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 the federal tax status of the distributions received by shareholders in calendar year 2009. The amounts that will be reported on such 1099-DIV will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2009.

PROXY VOTING POLICIES AND

PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund's securities is available without charge, upon request (i) by visiting the Fund's website at mainstayinvestments.com; or
(ii) on the SEC's website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782);
(ii) by visiting the Funds' website at mainstayinvestments.com; or (iii) on the SEC's website at www.sec.gov.


SHAREHOLDER REPORTS AND
QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge, on the SEC's website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You can also obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).



36    MainStay Value Fund

BOARD MEMBERS AND OFFICERS (UNAUDITED)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, Eclipse Funds, Eclipse Funds Inc., ICAP Funds, Inc. MainStay Funds Trust, and MainStay VP Series Fund, Inc.) (collectively, the "Fund Complex"), the Manager and when applicable, the Subadvisor(s). Each Board member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation upon reaching age 72. A Board Member reaching the age of 72 may continue for additional one-year periods with the approval of the Board's Nominating and Governance Committee.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782).

                                                                                  NUMBER OF
                 TERM OF OFFICE,                                                  FUNDS IN FUND   OTHER
                 POSITION(S) HELD                                                 COMPLEX         DIRECTORSHIPS
NAME AND         WITH THE FUND COMPLEX AND        PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER
 ---------------------------------------------------------------------------------------------------------------------------
INTERESTED BOARD MEMBER*

JOHN Y. KIM      Indefinite;                      Member of the Board of                65        None
9/24/60          ECLIPSE TRUST: Trustee since     Managers, President and Chief
                 2008 (2 funds);                  Executive Officer (since 2008)
                 ECLIPSE FUNDS INC.: Director     of New York Life Investment
                 since 2008                       Management LLC and New York
                 (21 funds);                      Life Investment Management
                 ICAP FUNDS, INC.: Director       Holdings LLC; Member of the
                 since 2008                       Board of Managers, MacKay
                 (4 funds);                       Shields LLC (since 2008);
                 MAINSTAY TRUST: Trustee since    Chairman of the Board,
                 2008                             Institutional Capital LLC,
                 (14 funds);                      Madison Capital LLC, McMorgan
                 MAINSTAY FUNDS TRUST: Trustee    & Company LLC, Chairman and
                 since April 2009 (4 funds);      Chief Executive Officer,
                 and                              NYLIFE Distributors LLC and
                 MAINSTAY VP SERIES FUND, INC.:   Chairman of the Board of
                 Director since 2008              Managers, NYLCAP Manager, LLC
                 (20 portfolios).                 (since 2008); President,
                                                  Prudential Retirement, a
                                                  business unit of Prudential
                                                  Financial, Inc. (2002 to 2007)
----------------------------------------------------------------------------------------------------------------------------




   * This Board Member is considered to be an "interested person" of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company. New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled "Principal Occupation(s) During the Past Five Years."


                                                   mainstayinvestments.com    37

                                                                                  NUMBER OF
                 TERM OF OFFICE,                                                  FUNDS IN FUND   OTHER
                 POSITION(S) HELD                                                 COMPLEX         DIRECTORSHIPS
NAME AND         WITH THE FUND COMPLEX AND        PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER
 ---------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED BOARD MEMBERS

SUSAN B. KERLEY  Indefinite;                      President, Strategic                  65        Trustee, Legg Mason
8/12/51          ECLIPSE TRUST: Chairman since    Management Advisors LLC (since                  Partners Funds, Inc.,
                 2005, and Trustee since 2000     1990)                                           since 1991 (59 portfolios)
                 (2 funds);
                 ECLIPSE FUNDS INC.: Chairman
                 since 2005 and Director since
                 1990 (21 funds);
                 ICAP FUNDS, INC.:  Chairman
                 and Director since 2006 (4
                 funds);
                 MAINSTAY TRUST: Chairman and
                 Board Member since 2007;
                 MAINSTAY FUNDS TRUST: Chairman
                 and Trustee since April 2009
                 (4 funds); and
                 MAINSTAY VP SERIES FUND, INC.:
                 Chairman and Director since
                 2007 (20 portfolios).
----------------------------------------------------------------------------------------------------------------------------
ALAN R. LATSHAW  Indefinite;                      Retired; Partner, Ernst &             65        Trustee, State Farm
3/27/51          ECLIPSE TRUST: Trustee and       Young LLP (2002 to 2003);                       Associates Funds Trusts
                 Audit Committee Financial        Partner, Arthur Andersen LLP                    since 2005 (4 portfolios);
                 Expert since 2007 (2 funds);     (1989 to 2002); Consultant to                   Trustee, State Farm Mutual
                 ECLIPSE FUNDS INC.: Director     the MainStay Funds Audit and                    Fund Trust since 2005 (15
                 and Audit Committee Financial    Compliance Committee (2004 to                   portfolios); Trustee,
                 Expert since 2007                2006)                                           State Farm Variable
                 (21 funds);                                                                      Product Trust since 2005
                 ICAP FUNDS, INC.:  Director                                                      (9 portfolios)
                 and Audit Committee Financial
                 Expert since 2007
                 (4 funds);
                 MAINSTAY TRUST: Trustee and
                 Audit Committee Financial
                 Expert since 2006
                 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 and Audit Committee Financial
                 Expert since April 2009 (4
                 funds); and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director and Audit Committee
                 Financial Expert since 2007
                 (20 portfolios).
----------------------------------------------------------------------------------------------------------------------------






38    MainStay Value Fund

                                                                                  NUMBER OF
                 TERM OF OFFICE,                                                  FUNDS IN FUND   OTHER
                 POSITION(S) HELD                                                 COMPLEX         DIRECTORSHIPS
NAME AND         WITH THE FUND COMPLEX AND        PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER
 ---------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED BOARD MEMBERS

PETER MEENAN     Indefinite;                      Independent Consultant;               65        None
12/5/41          ECLIPSE TRUST: Trustee since     President and Chief Executive
                 2002 (2 funds);                  Officer, Babson--United, Inc.
                 ECLIPSE FUNDS INC.: Director     (financial services firm)
                 since 2002                       (2000 to 2004); Independent
                 (21 funds);                      Consultant (1999 to 2000);
                 ICAP FUNDS, INC.:  Director      Head of Global Funds, Citicorp
                 since 2006                       (1995 to 1999)
                 (4 funds);
                 MAINSTAY TRUST: Trustee since
                 2007
                 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since April 2009 (4 funds);
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 2007
                 (20 portfolios).
----------------------------------------------------------------------------------------------------------------------------
RICHARD H.       Indefinite;                      Managing Director, ICC Capital        65        None
NOLAN, JR.       ECLIPSE TRUST: Trustee since     Management;
11/16/46         2007 (2 funds);                  President--Shields/Alliance,
                 ECLIPSE FUNDS INC.: Director     Alliance Capital Management
                 since 2007                       (1994 to 2004)
                 (21 funds);
                 ICAP FUNDS, INC.:  Director
                 since 2007
                 (4 funds);
                 MAINSTAY TRUST: Trustee since
                 2007
                 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since April 2009 (4 funds);
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 2006
                 (20 portfolios).
----------------------------------------------------------------------------------------------------------------------------
RICHARD S.       Indefinite;                      Chairman  and Chief Executive         65        None
TRUTANIC         ECLIPSE TRUST: Trustee since     Officer Somerset & Company
2/13/52          2007 (2 funds);                  (financial advisory firm)
                 ECLIPSE FUNDS INC.: Director     (since 2004); Managing
                 since 2007                       Director The Carlyle Group
                 (21 funds);                      (private investment firm)
                 ICAP FUNDS, INC.:  Director      (2002 to 2004); Senior
                 since 2007                       Managing Director, Partner and
                 (4 funds);                       Board Member, Groupe Arnault
                 MAINSTAY TRUST: Trustee since    S.A. (private investment firm)
                 1994                             (1999 to 2002)
                 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since April 2009 (4 funds);
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 2007
                 (20 portfolios).
----------------------------------------------------------------------------------------------------------------------------





                                                   mainstayinvestments.com    39

                                                                                  NUMBER OF
                 TERM OF OFFICE,                                                  FUNDS IN FUND   OTHER
                 POSITION(S) HELD                                                 COMPLEX         DIRECTORSHIPS
NAME AND         WITH THE FUND COMPLEX AND        PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER
 ---------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED BOARD MEMBERS

ROMAN L. WEIL    Indefinite;                      V. Duane Rath Professor               65        None
5/22/40          ECLIPSE TRUST:                   Emeritus of Accounting,
                 Trustee and Audit Committee      Chicago Booth School of
                 Financial Expert since 2007      Business, University of
                 (2 funds);                       Chicago; President, Roman L.
                 ECLIPSE FUNDS INC.: Director     Weil Associates, Inc.
                 and Audit Committee Financial    (consulting firm)
                 Expert since 2007
                 (21 funds);
                 ICAP FUNDS, INC.:  Director
                 and Audit Committee Financial
                 Expert since 2007
                 (4 funds);
                 MAINSTAY TRUST: Trustee and
                 Audit Committee Financial
                 Expert since 2007
                 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since April 2009 (4 funds);
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 1994 and Audit
                 Committee Financial Expert
                 since 2003
                 (20 portfolios).
----------------------------------------------------------------------------------------------------------------------------
JOHN A. WEISSER  Indefinite;                      Retired. Managing Director of         65        Trustee, Direxion Funds
10/22/41         ECLIPSE TRUST:                   Salomon Brothers, Inc. (1971                    (34 portfolios) and
                 Trustee since 2007               to 1995)                                        Direxion Insurance Trust
                 (2 funds);                                                                       (3 portfolios) since 2007;
                 ECLIPSE FUNDS INC.: Director                                                     Trustee, Direxion Shares
                 since 2007                                                                       ETF Trust, since 2008 (22
                 (21 funds);                                                                      portfolios)
                 ICAP FUNDS, INC.:  Director
                 since 2007
                 (4 funds);
                 MAINSTAY TRUST: Trustee since
                 2007
                 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since April 2009 (4 funds);
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 1997
                 (20 portfolios).
----------------------------------------------------------------------------------------------------------------------------






40    MainStay Value Fund

   At a meeting of the Board Members held on June 18, 2009, the following individuals were appointed to serve as Officers of the MainStay Group of Funds.


           POSITIONS(S)
           HELD
           WITH THE
NAME AND   FUNDS
DATE OF    AND LENGTH OF   PRINCIPAL OCCUPATION(S)
BIRTH      SERVICE         DURING PAST FIVE YEARS
 --------------------------------------------------------------------------------
OFFICERS

JACK R.    Treasurer and   Assistant Treasurer, New York Life Investment
BENIN-     Principal       Management Holdings LLC (since July 2008); Managing
TENDE      Financial and   Director, New York Life Investment Management LLC
5/12/64    Accounting      (since 2007); Treasurer and Principal Financial and
           Officer since   Accounting Officer, MainStay VP Series Fund, Inc. and
           2007            ICAP Funds, Inc. (since 2007), and MainStay Funds
                           Trust (since April 2009); Vice President, Prudential
                           Investments (2000 to 2007); Assistant Treasurer,
                           JennisonDryden Family of Funds, Target Portfolio
                           Trust, The Prudential Series Fund and American Skandia
                           Trust (2006 to 2007); Treasurer and Principal
                           Financial Officer, The Greater China Fund (2007)
---------------------------------------------------------------------------------
JEFFREY    Vice            Managing Director, Compliance (since 2009), Director
A.         President and   and Associate General Counsel, New York Life
ENGELSMAN  Chief           Investment Management LLC (2005 to 2008); Assistant
9/28/67    Compliance      Secretary, NYLIFE Distributors LLC (2006 to 2008);
           Officer since   Vice President and Chief Compliance Officer, ICAP
           January 2009    Funds, Inc. (since January 2009), and MainStay Funds
                           Trust (since April 2009); Assistant Secretary, The
                           MainStay Funds and ICAP Funds, Inc. (2006 to 2008);
                           Assistant Secretary, Eclipse Funds, Eclipse Funds,
                           Inc., and MainStay VP Series Fund, Inc. (2005 to
                           2008); Director and Senior Counsel, Deutsche Asset
                           Management (1999 to 2005)
---------------------------------------------------------------------------------
STEPHEN    President       President and Chief Operating Officer, NYLIFE
P. FISHER  since 2007      Distributors LLC (since 2008); Chairman of the Board,
2/22/59                    NYLIM Service Company (since 2008); Senior Managing
                           Director and Chief Marketing Officer, New York Life
                           Investment Management LLC (since 2005); Managing
                           Director--Retail Marketing, New York Life Investment
                           Management LLC (2003 to 2005); President, MainStay VP
                           Series Fund, Inc. and ICAP Funds, Inc. (since 2007),
                           and MainStay Funds Trust (since April 2009); Managing
                           Director, UBS Global Asset Management (1999 to 2003)
---------------------------------------------------------------------------------
SCOTT T.   Vice            Director, New York Life Investment Management LLC
HAR-       Presiden-       (including predecessor advisory organizations) (since
RINGTON    t--Adminis-     2000); Executive Vice President, New York Life Trust
2/8/59     tration since   Company and New York Life Trust Company, FSB (since
           2005            2006); Vice President--Administration, MainStay VP
                           Series Fund, Inc. (since 2005), ICAP Funds, Inc.
                           (since 2006) and MainStay Funds Trust (since April
                           2009)
---------------------------------------------------------------------------------
MARGUER-   Chief Legal     Vice President, Associate General Counsel and
ITE E. H.  Officer since   Assistant Secretary, New York Life Insurance Company
MORRISON   2008 and        (since 2008); Managing Director, Associate General
3/26/56    Secretary       Counsel and Assistant Secretary, New York Life
           since 2004      Investment Management LLC (since 2004); Managing
                           Director and Secretary, NYLIFE Distributors LLC;
                           Secretary, NYLIM Service Company (since 2008);
                           Assistant Secretary, New York Life Investment
                           Management Holdings LLC (since 2008); Chief Legal
                           Officer (since 2008) and Secretary, MainStay VP Series
                           Fund, Inc. (since 2004), ICAP Funds, Inc. (since 2006)
                           and MainStay Funds Trust (since April 2009); Chief
                           Legal Officer--Mutual Funds and Vice President and
                           Corporate Counsel, The Prudential Insurance Company of
                           America (2000 to 2004)
---------------------------------------------------------------------------------




   * The Officers listed above are considered to be "interested persons" of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company. New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column captioned "Principal Occupation(s) During Past Five Years." Officers are elected annually by the Boards to serve a one year term.


                                                   mainstayinvestments.com    41

                       This page intentionally left blank

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MAINSTAY 130/30 CORE FUND
MAINSTAY 130/30 GROWTH FUND
MAINSTAY COMMON STOCK FUND
MAINSTAY EPOCH U.S. ALL CAP FUND
MAINSTAY EPOCH U.S. EQUITY FUND
MAINSTAY EQUITY INDEX FUND(1)
MAINSTAY GROWTH EQUITY FUND
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY MAP FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY U.S. SMALL CAP FUND

INCOME FUNDS
MAINSTAY 130/30 HIGH YIELD FUND
MAINSTAY CASH RESERVES FUND
MAINSTAY DIVERSIFIED INCOME FUND
MAINSTAY FLOATING RATE FUND
MAINSTAY GOVERNMENT FUND
MAINSTAY HIGH YIELD CORPORATE BOND FUND
MAINSTAY INDEXED BOND FUND
MAINSTAY INTERMEDIATE TERM BOND FUND
MAINSTAY MONEY MARKET FUND
MAINSTAY PRINCIPAL PRESERVATION FUND
MAINSTAY SHORT TERM BOND FUND
MAINSTAY TAX FREE BOND FUND

BLENDED FUNDS
MAINSTAY BALANCED FUND
MAINSTAY CONVERTIBLE FUND
MAINSTAY INCOME BUILDER FUND

INTERNATIONAL FUNDS
MAINSTAY 130/30 INTERNATIONAL FUND
MAINSTAY EPOCH GLOBAL CHOICE FUND
MAINSTAY EPOCH GLOBAL EQUITY YIELD FUND
MAINSTAY EPOCH INTERNATIONAL SMALL CAP FUND
MAINSTAY GLOBAL HIGH INCOME FUND
MAINSTAY ICAP GLOBAL FUND
MAINSTAY ICAP INTERNATIONAL FUND
MAINSTAY INTERNATIONAL EQUITY FUND


ASSET ALLOCATION FUNDS
MAINSTAY CONSERVATIVE ALLOCATION FUND
MAINSTAY GROWTH ALLOCATION FUND
MAINSTAY MODERATE ALLOCATION FUND
MAINSTAY MODERATE GROWTH ALLOCATION FUND

RETIREMENT FUNDS
MAINSTAY RETIREMENT 2010 FUND
MAINSTAY RETIREMENT 2020 FUND
MAINSTAY RETIREMENT 2030 FUND
MAINSTAY RETIREMENT 2040 FUND
MAINSTAY RETIREMENT 2050 FUND

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
NEW YORK, NEW YORK

SUBADVISORS

EPOCH INVESTMENT PARTNERS, INC.
NEW YORK, NEW YORK

INSTITUTIONAL CAPITAL LLC(2)
CHICAGO, ILLINOIS

MACKAY SHIELDS LLC(2)
NEW YORK, NEW YORK

MADISON SQUARE INVESTORS LLC(2)
NEW YORK, NEW YORK

MARKSTON INTERNATIONAL LLC
WHITE PLAINS, NEW YORK

WINSLOW CAPITAL MANAGEMENT, INC.
MINNEAPOLIS, MINNESOTA

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 800-MAINSTAY (624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.

                          Not part of the Annual Report

----------------------------------------------------
Not FDIC/NCUA Insured  Not a Deposit  May Lose Value



-------------------------------------------------------
No Bank Guarantee  Not Insured by Any Government Agency
-------------------------------------------------------




NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

mainstayinvestments.com                                       The MainStay Funds

(C) 2009 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-A015950         (RECYCLE LOGO)            MS283-09            MSV11-12/09
                                                                          15

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 MID CAP VALUE FUND



                 Message from the President

                 and

                 Annual Report

                 October 31, 2009

MESSAGE FROM THE PRESIDENT

The 12-month period ended October 31, 2009, was generally positive for stock and bond investors alike. Signs that the economy was beginning to stabilize brought renewed hope to investors and helped generate a sharp turnaround in the stock market.

When the reporting period began, the stock and bond markets were still reacting to the government's massive bailout plan. Several new facilities were instituted to help restore market liquidity, and the Federal Reserve agreed to purchase various types of securities in a strategy known as quantitative easing.

On December 16, 2008, the Federal Open Market Committee lowered the federal funds target rate to a range between 0.0% and 0.25%. Over time, the markets responded favorably to the coordinated efforts of Congress, the Treasury Department, the Federal Deposit Insurance Corporation, the Federal Reserve and other central banks to address the credit crisis. The turning point for the U.S. stock market came in March 2009, when investors became convinced that the worst was over and an economic recovery was likely.

Domestic equities generally advanced for the remainder of the reporting period, with the strongest results coming from stocks that had been among the hardest hit when the market fell. Despite advances in some financial stocks, the financials sector as a whole declined during the reporting period.

International stocks advanced, with strong results in the materials sector as commodity prices recovered. As investors moved from defensive sectors to more cyclical stocks, utilities weakened but semiconductor companies recorded strong results.

In the fixed-income markets, higher-risk segments were particularly strong. High-yield bonds, floating-rate debt and emerging-market debt were generally strong performers. U.S. Treasury securities and high-grade corporate issues, which had been stellar performers in the first half of the reporting period, weakened as investors' appetite for risk increased.

To keep your investments on a solid footing in a shifting market environment, our portfolio managers pursued their respective investment objectives and strategies with confidence and determination. Although short-term variations are an inevitable part of investing, our portfolio managers know that long-term results are the ultimate measure of investment success.

Fortunately, after three calendar quarters of economic contraction, gross domestic product was once again positive in the third quarter of 2009. Corporate profits, while still below third-quarter 2008 levels, have advanced for three consecutive quarters. At MainStay Funds, we find this economic data encouraging, and we hope you do too.

At MainStay, we have long recommended that our clients get invested, stay invested and add to their investments over time. With prudent diversification, gradual portfolio adjustments and a long-term perspective, MainStay shareholders can maintain a positive outlook as they pursue their financial goals.

Sincerely,


/s/ STEPHEN P. FISHER


Stephen P. Fisher
President



                          Not part of the Annual Report

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 MID CAP VALUE FUND



                 MainStay Funds

                 Annual Report

                 October 31, 2009

TABLE OF CONTENTS


ANNUAL REPORT
---------------------------------------------

INVESTMENT AND PERFORMANCE COMPARISON       5
---------------------------------------------

PORTFOLIO MANAGEMENT DISCUSSION AND
ANALYSIS                                   10
---------------------------------------------

PORTFOLIO OF INVESTMENTS                   12
---------------------------------------------

FINANCIAL STATEMENTS                       15
---------------------------------------------

NOTES TO FINANCIAL STATEMENTS              22
---------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM                            30
---------------------------------------------

BOARD CONSIDERATION AND APPROVAL OF
MANAGEMENT AGREEMENT AND NEW SUBADVISORY
AGREEMENT                                  31
---------------------------------------------

FEDERAL INCOME TAX INFORMATION             35
---------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        35
---------------------------------------------

SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       35
---------------------------------------------

BOARD MEMBERS AND OFFICERS                 36

INVESTMENT AND PERFORMANCE COMPARISON(1)(UNAUDITED)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(2)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL              ONE      FIVE     TEN
TOTAL RETURNS               YEAR    YEARS    YEARS
--------------------------------------------------
With sales charges         10.77%   -0.71%    4.22%
Excluding sales charges    17.21     0.42     4.81




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                 MAINSTAY MID
                                   CAP VALUE     RUSSELL MIDCAP(R)
                                     FUND           VALUE INDEX
                                 ------------    -----------------
10/31/99                              9450             10000
                                     11676             11185
                                     11409             11031
                                     10397             10703
                                     12725             14286
                                     14808             17106
                                     16298             20442
                                     18857             24635
                                     20481             27031
                                     12903             16536
10/31/09                             15124             18937





CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               ONE      FIVE      TEN
TOTAL RETURNS               YEAR      YEARS    YEARS
----------------------------------------------------
With sales charges         10.90%    -0.66%    4.25%
Excluding sales charges    17.36      0.47     4.84




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                 MAINSTAY MID
                                   CAP VALUE     RUSSELL MIDCAP(R)
                                     FUND           VALUE INDEX
                                 ------------    -----------------
10/31/99                             23625             25000
                                     29190             27962
                                     28523             27577
                                     25992             26757
                                     31813             35715
                                     37021             42765
                                     40744             51105
                                     47143             61588
                                     51203             67579
                                     32292             41340
10/31/09                             37897             47343





CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               ONE      FIVE      TEN
TOTAL RETURNS               YEAR      YEARS    YEARS
----------------------------------------------------
With sales charges         11.34%    -0.58%    4.04%
Excluding sales charges    16.34     -0.31     4.04




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                 MAINSTAY MID
                                   CAP VALUE     RUSSELL MIDCAP(R)
                                     FUND           VALUE INDEX
                                 ------------    -----------------
10/31/99                             10000             10000
                                     12259             11185
                                     11901             11031
                                     10757             10703
                                     13072             14286
                                     15100             17106
                                     16500             20442
                                     18945             24635
                                     20427             27031
                                     12776             16536
10/31/09                             14864             18937




1. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, changes in share price, and reinvestment of dividend and capital gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares generally have a $25,000 minimum initial investment with no minimum subsequent purchase amount. For investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds, the minimum initial investment is $15,000. Investor Class shares and Class A shares are sold with a maximum initial sales charge of 5.50% and an annual 12b-1 fee of 0.25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of up to 5.00% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors or individual

THE FOOTNOTES ON THE NEXT TWO PAGES ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               ONE      FIVE      TEN
TOTAL RETURNS               YEAR      YEARS    YEARS
----------------------------------------------------
With sales charges         15.34%    -0.31%    4.04%
Excluding sales charges    16.34     -0.31     4.04




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                 MAINSTAY MID
                                   CAP VALUE     RUSSELL MIDCAP(R)
                                     FUND           VALUE INDEX
                                 ------------    -----------------
10/31/99                             10000             10000
                                     12259             11185
                                     11901             11031
                                     10757             10703
                                     13072             14286
                                     15100             17106
                                     16500             20442
                                     18945             24635
                                     20414             27031
                                     12776             16536
10/31/09                             14864             18937





CLASS I SHARES(3)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE
ANNUAL             ONE      FIVE     TEN
TOTAL RETURNS     YEAR     YEARS    YEARS
-----------------------------------------
                 18.00%     0.93%    5.23%




(PERFORMANCE GRAPH)

                                 MAINSTAY MID
                                   CAP VALUE     RUSSELL MIDCAP(R)
                                     FUND           VALUE INDEX
                                 ------------    -----------------
10/31/99                             10000             10000
                                     12390             11185
                                     12137             11031
                                     11086             10703
                                     13603             14286
                                     15891             17106
                                     17556             20442
                                     20380             24635
                                     22262             27031
                                     14104             16536
10/31/09                             16642             18937





CLASS R1 SHARES(3)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE
ANNUAL             ONE      FIVE     TEN
TOTAL RETURNS     YEAR     YEARS    YEARS
-----------------------------------------
                 17.73%     0.83%    5.13%




(PERFORMANCE GRAPH)

                                 MAINSTAY MID
                                   CAP VALUE     RUSSELL MIDCAP(R)
                                     FUND           VALUE INDEX
                                 ------------    -----------------
10/31/99                             10000             10000
                                     12376             11185
                                     12111             11031
                                     11052             10703
                                     13551             14286
                                     15819             17106
                                     17456             20442
                                     20268             24635
                                     22104             27031
                                     14005             16536
10/31/09                             16489             18937




   investors with a minimum initial investment of $5 million. Class R1 shares are sold with no initial sales charge or CDSC and have no annual 12b-1 fee. Class R2 shares are sold with no initial sales charge or CDSC and have an annual 12b-1 fee of 0.25%. Class R1 and R2 shares are available only through corporate-sponsored retirement programs, which include certain minimum program requirements. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations were contractual. Under the expense limitation agreement in effect beginning on August 1, 2009, the Manager was permitted to recoup the amount of certain management fee waivers or expense reimbursements from the Fund if such action did not cause the Fund to exceed existing expense limitations and the recoupment was made within the term of the agreement. This agreement was set to expire on July 31, 2010. Effective November 24, 2009, the Fund merged with and into ICAP Select Equity Fund.
2. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for the Investor Class shares might have been lower.

THE FOOTNOTES ON THE PRECEDING PAGE AND THE FOLLOWING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



6    MainStay Mid Cap Value Fund

CLASS R2 SHARES(3)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL      ONE      FIVE     TEN
TOTAL RETURNS      YEAR     YEARS    YEARS
------------------------------------------
                  17.36%     0.56%    4.84%




(PERFORMANCE GRAPH)

                                 MAINSTAY MID
                                   CAP VALUE     RUSSELL MIDCAP(R)
                                     FUND           VALUE INDEX
                                 ------------    -----------------
10/31/99                             10000             10000
                                     12341             11185
                                     12048             11031
                                     10968             10703
                                     13405             14286
                                     15599             17106
                                     17169             20442
                                     19875             24635
                                     21633             27031
                                     13669             16536
10/31/09                             16042             18937





 BENCHMARK PERFORMANCE                     ONE      FIVE     TEN
                                           YEAR    YEARS    YEARS
Russell Midcap(R) Value Index(4)          14.52%    2.05%    6.59%
Average Lipper multi-cap value fund(5)    13.06    -0.07     3.22



3. Performance figures for Class I, R1 and R2 shares, each of which was first offered to the public on January 2, 2004, include the historical performance of Class A shares through January 1, 2004 adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for the Class I, R1 and R2 shares might have been lower.
4. The Russell Midcap(R) Value Index measures the performance of those Russell Midcap(R) companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000(R) Value Index. Total returns assume reinvestment of all dividends and capital gains. The Russell Midcap(R) Value Index is the Fund's broad-based securities market index for comparison purposes. An investment cannot be made directly in an index.
5. The average Lipper multi-cap value fund is representative of funds that, by portfolio practice, invest in a variety of market-capitalization ranges without concentrating 75% of their equity assets in any one market-capitalization range over an extended period of time. Multi-Cap Value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

THE FOOTNOTES ON THE PREVIOUS TWO PAGES ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    7

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY MID CAP VALUE FUND
(UNAUDITED)
--------The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2009, to October 31, 2009, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2009, to October 31, 2009.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended October 31, 2009. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      5/1/09        10/31/09       PERIOD(1)        10/31/09        PERIOD(1)
INVESTOR CLASS SHARES          $1,000.00       $1,196.10        $ 7.75         $1,018.10         $ 7.12
--------------------------------------------------------------------------------------------------------

CLASS A SHARES                 $1,000.00       $1,197.10        $ 7.20         $1,018.70         $ 6.61
--------------------------------------------------------------------------------------------------------

CLASS B SHARES                 $1,000.00       $1,192.10        $11.88         $1,014.40         $10.92
--------------------------------------------------------------------------------------------------------

CLASS C SHARES                 $1,000.00       $1,192.10        $11.88         $1,014.40         $10.92
--------------------------------------------------------------------------------------------------------

CLASS I SHARES                 $1,000.00       $1,199.60        $ 4.32         $1,021.30         $ 3.97
--------------------------------------------------------------------------------------------------------

CLASS R1 SHARES                $1,000.00       $1,200.00        $ 4.94         $1,020.70         $ 4.53
--------------------------------------------------------------------------------------------------------

CLASS R2 SHARES                $1,000.00       $1,195.90        $ 6.25         $1,019.50         $ 5.75
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (1.40% for Investor Class,1.30% for Class A, 2.15% for Class B and Class C, 0.78% for Class I, 0.89% for Class R1 and 1.13% for Class R2) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.



8    MainStay Mid Cap Value Fund

INDUSTRY COMPOSITION AS OF OCTOBER 31, 2009 (UNAUDITED)



Insurance                              11.4%
Multi-Utilities                         5.8
Food Products                           5.4
Real Estate Investment Trusts           5.2
Specialty Retail                        4.9
Electronic Equipment & Instruments      4.7
Oil, Gas & Consumable Fuels             4.2
Electric Utilities                      4.0
Machinery                               3.9
Chemicals                               3.2
Media                                   3.2
Capital Markets                         3.1
Energy Equipment & Services             3.1
IT Services                             3.1
Health Care Providers & Services        2.9
Metals & Mining                         2.7
Food & Staples Retailing                2.3
Diversified Telecommunication
  Services                              2.2
Commercial Banks                        2.1
Beverages                               2.0
Office Electronics                      1.8
Containers & Packaging                  1.7
Thrifts & Mortgage Finance              1.7
Aerospace & Defense                     1.6
Hotels, Restaurants & Leisure           1.6
Gas Utilities                           1.5
Consumer Finance                        1.4
Commercial Services & Supplies          1.3
Air Freight & Logistics                 1.2
Exchange Traded Fund                    1.0
Road & Rail                             1.0
Trading Companies & Distributors        1.0
Electrical Equipment                    0.8
Airlines                                0.7
Pharmaceuticals                         0.7
Auto Components                         0.4
Health Care Equipment & Supplies        0.3
Multiline Retail                        0.3
Semiconductors & Semiconductor
  Equipment                             0.3
Real Estate Management & Development    0.2
Automobiles                             0.1
Wireless Telecommunication Services     0.1
Short-Term Investment                   0.1
Liabilities in Excess of Other
  Assets                               (0.2)
                                      -----
                                      100.0%
                                      =====



 See Portfolio of Investments on page 12 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF OCTOBER 31, 2009 (EXCLUDING SHORT-TERM INVESTMENT)


    1.  Genworth Financial, Inc. Class A
    2.  Aspen Insurance Holdings, Ltd.
    3.  Kroger Co. (The)
    4.  CenturyTel, Inc.
    5.  American Eagle Outfitters, Inc.
    6.  Cablevision Systems Corp. Class A
    7.  PartnerRe, Ltd.
    8.  Constellation Brands, Inc. Class A
    9.  ConAgra Foods, Inc.
   10.  Spectra Energy Corp.





                                                    mainstayinvestments.com    9

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

QUESTIONS ANSWERED BY MACKAY SHIELDS LLC (MACKAY SHIELDS), THE FUND'S FORMER SUBADVISOR AND PORTFOLIO MANAGER TONY H. ELAVIA OF NEW YORK LIFE INVESTMENTS, THE FUND'S MANAGER.(1)

HOW DID MAINSTAY MID CAP VALUE FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12 MONTHS ENDED OCTOBER 31, 2009?

For the 12 months ended October 31, 2009, MainStay Mid Cap Value Fund returned 17.21% for Investor Class shares, 17.36% for Class A shares and 16.34% for Class B and Class C shares. Over the same period, the Fund's Class I shares returned 18.00%, Class R1 shares returned 17.73% and Class R2 shares returned 17.36%. All share classes outperformed the 13.06% return of the average Lipper(2) multi-cap value fund and the 14.52% return of the Russell Midcap(R) Value Index(3) for the 12 months ended October 31, 2009. The Russell Midcap(R) Value Index is the Fund's broad-based securities-market index. See pages 5 and 6 for Fund returns with sales charges.

WERE THERE ANY CHANGES IN THE FUND'S DAY-TO-DAY MANAGEMENT DURING THE REPORTING PERIOD?

In connection with a larger initiative by MacKay Shields to reposition and rationalize its investment capabilities, the Fund's Board of Trustees approved the termination of MacKay Shields as the Subadvisor to the Fund effective June 29, 2009. For the period from November 1, 2008, to June 28, 2009, the Fund's performance figures referenced above reflect the performance of the Fund while it was managed by its former subadvisor, MacKay Shields.

On June 23, 2009, the Fund's Board of Trustees approved a reorganization of the Fund with and into MainStay ICAP Select Equity Fund, which was approved by Fund shareholders on November 16, 2009.

WHAT MAJOR FACTORS AFFECTED THE FUND DURING THE 12 MONTHS ENDED OCTOBER 31,
2009?

During the first few months of the reporting period, the stock market continued to decline in response to the credit crisis and uncertainty about the government's intervention plans. In the first quarter of 2009, the stock market reversed course and rallied through the end of June.

During the last four months of the reporting period, the equity market continued to strengthen as it became increasingly clear that an economic catastrophe had been averted. A low beta--or a low level of risk relative to the market as a whole--detracted from the Fund's performance relative to the Lipper multi-cap value universe and the Russell Midcap(R) Value Index during the last four months of the reporting period.

WHAT FACTORS HAD A POSITIVE IMPACT ON THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

During the first eight months of the reporting period, the Fund's performance relative to the Russell Midcap(R) Value Index benefited from sector holdings in financials, materials, information technology and industrials. During the last four months of the reporting period, the Fund remained underweight relative to the Russell Midcap(R) Value Index in consumer cyclicals and overweight in industrials. Both positions had a positive impact on relative performance. At the industry level, being overweight clothing stores--including TJX Cos., The Gap and American Eagle Outfitters--and underweight among construction firms and REITs also strengthened the Fund's results relative to the Russell Midcap(R) Value Index. The Fund's bias toward securities that are inexpensively priced in relation to historical, current and projected earnings also was a positive.

WHAT FACTORS DETRACTED FROM THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

During the first eight months of the reporting period, positions in the consumer staples and utilities sectors tended to detract from the Fund's performance relative to the Russell Midcap(R) Value Index. At the end of June 2009, the Fund had a very low beta. It was also biased away from securities that were trending down in favor of those that enjoyed positive momentum.

During the last four months of the reporting period, an effort was made to raise the Fund's beta without generating undesirably high levels of portfolio

----------
Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings. The principal risk of investing in value stocks is that they may never reach what the portfolio manager believes is their full value or that they may even go down in value. Mid-capitalization companies are generally less established and their stocks may be more volatile and less liquid than the securities of large companies.

1. During the reporting period, New York Life Investments delegated day-to-day portfolio management responsibilities to MacKay Shields from November 1, 2008, to June 29, 2009, and managed the Fund directly without the use of a Subadvisor beginning on June 29, 2009. MacKay Shields is an affiliate of New York Life Investments. "New York Life Investments" is a service mark used by New York Life Investment Management.
2. See footnote on page 7 for more information on Lipper Inc.
3. See footnote on page 7 for more information on the Russell Midcap(R) Value Index.


10    MainStay Mid Cap Value Fund
turnover. By the end of the reporting period, the Fund's beta, though somewhat higher, remained below that of the Russell Midcap(R) Value Index. This positioning detracted from the Fund's relative performance in a rapidly rising market.

At the end of June, the Fund was significantly underweight in many of the lowest-quality securities with higher volatility profiles. While these stocks performed poorly during the market's decline, they tended to appreciate strongly during the summer rally. As a result, the Fund's positioning detracted from its results relative to the Russell Midcap(R) Value Index during the last four months of the reporting period.

The Fund's underweight position in basic materials also detracted from performance relative to the benchmark when commodities rallied in the last four months of the reporting period.

DURING THE REPORTING PERIOD, WHICH STOCKS WERE STRONG CONTRIBUTORS TO THE FUND'S ABSOLUTE RETURN AND WHICH STOCKS WERE SIGNIFICANT DETRACTORS?

During the first eight months of the reporting period, Canadian gold producer Yamana Gold was a positive contributor to the Fund's absolute performance as investors sought tangible assets during the financial crisis. Apparel retailers American Eagle Outfitters and The Gap also advanced during this portion of the reporting period. Significant detractors included regional banks Marshall & Isley and KeyCorp. Another detractor was Pepco Holdings, an electric utility that primarily serves the Washington, D.C. area.

During the last four months of the reporting period, the three strongest contributors to the Fund's absolute return were insurer Genworth Financial, casino operator Las Vegas Sands and machinery manufacturer Ingersoll-Rand Ltd. Among the largest detractors from the Fund's performance during the last four months of the reporting period were commercial bank Wilmington Trust, steel company Nucor and semiconductor company MEMC Electronic Materials.

DID THE FUND MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING
PERIOD?

During the first eight months of the reporting period, significant purchases included life insurance companies MetLife and Ameriprise Financial and electric utilities Consolidated Edison and Excel Energy. Among the Fund's significant sales during this portion of the reporting period were retailer Bed Bath and Beyond, adhesives manufacturer Avery Dennison, banking company Fifth Third Bancorp and health insurance company Humana.

During the last four months of the reporting period, portfolio turnover was kept to a minimum. To increase beta, the Fund purchased chemical company Ashland, insurer Genworth Financial and machinery manufacturer Joy Global. Large sales included drug producer Teva Pharmaceutical Industries, Ltd., mining concern Yamana Gold and specialty retailer Tractor Supply.

CAN YOU DESCRIBE THE FUND FROM AN INDUSTRY GROUP OR SECTOR PERSPECTIVE?

At the midpoint of the reporting period, the Fund was overweight relative to the Russell Midcap(R) Value Index in industrials, energy, information technology and consumer staples. At the same time, the Fund was underweight in the consumer discretionary, utilities and financials sectors.

During the last four months of the reporting period, changes to industry and sector exposures resulted from market movements, a strategy of increasing beta and efforts to mitigate active risk. The greatest increases in relative exposure were in the insurance and consumer services industry groups. The greatest reductions came in retailing, where we unwound a large positive bias, and in the health care sector, where we removed excess exposure relative to the benchmark.

HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

As of October 31, 2009, the Fund's most significantly overweight sector positions relative to its benchmark were in consumer staples and information technology. These exposures were roughly offset by underweight positions in financials and energy. None of the Fund's sector or industry exposures were large compared to the benchmark.



----------
The opinions expressed are those of the responders as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                   mainstayinvestments.com    11

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2009



                                     SHARES           VALUE
COMMON STOCKS 99.1%+
-----------------------------------------------------------

AEROSPACE & DEFENSE 1.6%
Raytheon Co.                         51,700   $   2,340,976
                                              -------------


AIR FREIGHT & LOGISTICS 1.2%
FedEx Corp.                          23,257       1,690,551
                                              -------------


AIRLINES 0.7%
Southwest Airlines Co.              120,990       1,016,316
                                              -------------


AUTO COMPONENTS 0.4%
TRW Automotive Holdings Corp.
  (a)                                33,612         526,028
                                              -------------


AUTOMOBILES 0.1%
Thor Industries, Inc.                 6,192         162,354
                                              -------------


BEVERAGES 2.0%
V  Constellation Brands, Inc.
  Class A (a)                       186,537       2,951,015
                                              -------------


CAPITAL MARKETS 3.1%
Ameriprise Financial, Inc.           67,151       2,328,125
Investment Technology Group,
  Inc. (a)                          101,475       2,188,816
Northern Trust Corp.                  1,425          71,606
                                              -------------
                                                  4,588,547
                                              -------------

CHEMICALS 3.2%
Arch Chemicals, Inc.                 20,836         576,949
Ashland, Inc.                        77,001       2,659,615
Huntsman Corp.                       44,431         353,226
Olin Corp.                           46,365         707,994
Terra Industries, Inc.                9,994         317,509
                                              -------------
                                                  4,615,293
                                              -------------

COMMERCIAL BANKS 2.1%
CapitalSource, Inc.                  20,056          71,400
Marshall & Ilsley Corp.             259,929       1,382,822
Wilmington Trust Corp.              134,783       1,624,135
                                              -------------
                                                  3,078,357
                                              -------------

COMMERCIAL SERVICES & SUPPLIES 1.3%
Pitney Bowes, Inc.                   77,042       1,887,529
                                              -------------


CONSUMER FINANCE 1.4%
Capital One Financial Corp.          57,848       2,117,237
                                              -------------


CONTAINERS & PACKAGING 1.7%
Ball Corp.                           51,272       2,529,248
                                              -------------


DIVERSIFIED TELECOMMUNICATION SERVICES 2.2%
V  CenturyTel, Inc.                  99,468       3,228,731
                                              -------------


ELECTRIC UTILITIES 4.0%
Edison International                 72,551       2,308,573
Pepco Holdings, Inc.                148,738       2,220,658
Progress Energy, Inc.                36,409       1,366,430
                                              -------------
                                                  5,895,661
                                              -------------

ELECTRICAL EQUIPMENT 0.8%
Rockwell Automation, Inc.            26,786       1,096,887
                                              -------------


ELECTRONIC EQUIPMENT & INSTRUMENTS 4.7%
Avnet, Inc. (a)                      87,628       2,171,422
Ingram Micro, Inc. Class A
  (a)                               107,784       1,902,388
Jabil Circuit, Inc.                  89,424       1,196,493
Molex, Inc. Class A                  98,104       1,623,621
                                              -------------
                                                  6,893,924
                                              -------------

ENERGY EQUIPMENT & SERVICES 3.1%
Atwood Oceanics, Inc. (a)             9,213         326,969
Baker Hughes, Inc.                   17,030         716,452
Diamond Offshore Drilling,
  Inc.                               12,724       1,211,961
Helix Energy Solutions Group,
  Inc. (a)                           15,791         216,810
Rowan Cos., Inc.                     25,266         587,435
Tidewater, Inc.                      36,570       1,523,872
                                              -------------
                                                  4,583,499
                                              -------------

FOOD & STAPLES RETAILING 2.3%
V  Kroger Co. (The)                 144,653       3,345,824
                                              -------------


FOOD PRODUCTS 5.4%
V  ConAgra Foods, Inc.              138,847       2,915,787
Corn Products International,
  Inc.                               89,285       2,516,051
J.M. Smucker Co. (The)               46,942       2,475,252
                                              -------------
                                                  7,907,090
                                              -------------

GAS UTILITIES 1.5%
AGL Resources, Inc.                  61,858       2,162,556
                                              -------------


HEALTH CARE EQUIPMENT & SUPPLIES 0.3%
CareFusion Corp. (a)                 17,825         398,745
                                              -------------




+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, as of October 31, 2009, excluding short-term investment. May be subject to change daily.


12    MainStay Mid Cap Value Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                     SHARES           VALUE
COMMON STOCKS (CONTINUED)
HEALTH CARE PROVIDERS & SERVICES 2.9%
Cardinal Health, Inc.                35,151   $     996,180
Coventry Health Care, Inc.
  (a)                                67,205       1,332,675
Quest Diagnostics, Inc.              34,484       1,928,690
                                              -------------
                                                  4,257,545
                                              -------------

HOTELS, RESTAURANTS & LEISURE 1.6%
Las Vegas Sands Corp. (a)           131,819       1,989,149
Wyndham Worldwide Corp.              19,359         330,071
                                              -------------
                                                  2,319,220
                                              -------------

INSURANCE 11.4%
American International Group,
  Inc. (a)                           14,969         503,258
V  Aspen Insurance Holdings,
  Ltd.                              137,804       3,555,343
V  Genworth Financial, Inc.
  Class A (a)                       341,919       3,631,180
HCC Insurance Holdings, Inc.         88,163       2,326,621
Lincoln National Corp.               69,504       1,656,280
MetLife, Inc.                        41,007       1,395,468
OneBeacon Insurance Group,
  Ltd. Class A                        1,880          22,410
V  PartnerRe, Ltd.                   38,762       2,964,518
Protective Life Corp.                33,749         649,668
                                              -------------
                                                 16,704,746
                                              -------------

IT SERVICES 3.1%
Affiliated Computer Services,
  Inc. Class A (a)                   35,500       1,849,195
Computer Sciences Corp. (a)          53,411       2,708,472
                                              -------------
                                                  4,557,667
                                              -------------

MACHINERY 3.9%
Bucyrus International, Inc.          26,626       1,182,727
Joy Global, Inc.                     47,962       2,417,764
Pentair, Inc.                         5,542         161,272
SPX Corp.                            21,332       1,125,903
Timken Co. (The)                     35,493         781,911
                                              -------------
                                                  5,669,577
                                              -------------

MEDIA 3.2%
V  Cablevision Systems Corp.
  Class A                           134,837       3,095,857
Clear Channel Outdoor
  Holdings, Inc. Class A (a)          2,574          17,555
DISH Network Corp. Class A
  (a)                                33,537         583,544
Gannett Co., Inc.                    93,214         915,361
                                              -------------
                                                  4,612,317
                                              -------------

METALS & MINING 2.7%
AK Steel Holding Corp.               43,175         685,187
Freeport-McMoRan Copper &
  Gold, Inc. (a)                     19,942       1,462,945
Nucor Corp.                          36,463       1,453,051
Reliance Steel & Aluminum Co.         7,888         287,754
                                              -------------
                                                  3,888,937
                                              -------------

MULTI-UTILITIES 5.8%
Ameren Corp.                         68,755       1,673,497
CenterPoint Energy, Inc.            136,601       1,721,173
Consolidated Edison, Inc.            28,015       1,139,650
PG&E Corp.                           35,657       1,458,015
Sempra Energy                        27,641       1,422,129
Xcel Energy, Inc.                    56,993       1,074,888
                                              -------------
                                                  8,489,352
                                              -------------

MULTILINE RETAIL 0.3%
Big Lots, Inc. (a)                   20,037         501,927
                                              -------------


OFFICE ELECTRONICS 1.8%
Xerox Corp.                         340,781       2,562,673
                                              -------------


OIL, GAS & CONSUMABLE FUELS 4.2%
Frontier Oil Corp.                  101,047       1,400,512
Hess Corp.                           35,795       1,959,418
V  Spectra Energy Corp.             146,492       2,800,927
                                              -------------
                                                  6,160,857
                                              -------------

PHARMACEUTICALS 0.7%
Watson Pharmaceuticals, Inc.
  (a)                                29,352       1,010,296
                                              -------------


REAL ESTATE INVESTMENT TRUSTS 5.2%
Corporate Office Properties
  Trust                              23,450         778,305
Equity Residential                   17,137         494,917
HCP, Inc.                            43,787       1,295,657
Health Care REIT, Inc.               28,176       1,250,169
Highwoods Properties, Inc.           39,109       1,076,280
HRPT Properties Trust                94,991         667,787
Macerich Co. (The)                   22,236         662,633
Public Storage                        9,974         734,086
Realty Income Corp.                  29,976         694,844
                                              -------------
                                                  7,654,678
                                              -------------

REAL ESTATE MANAGEMENT & DEVELOPMENT 0.2%
CB Richard Ellis Group, Inc.
  Class A (a)                        33,438         346,083
                                              -------------


ROAD & RAIL 1.0%
CSX Corp.                            22,973         969,001
Werner Enterprises, Inc.             29,091         545,456
                                              -------------
                                                  1,514,457
                                              -------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 0.3%
Fairchild Semiconductor
  International, Inc. (a)            18,557         138,806
MEMC Electronic Materials,
  Inc. (a)                           27,270         338,694
                                              -------------
                                                    477,500
                                              -------------



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13


                                     SHARES           VALUE
COMMON STOCKS (CONTINUED)
SPECIALTY RETAIL 4.9%
V  American Eagle Outfitters,
  Inc.                              182,566   $   3,193,079
Gap, Inc. (The)                      58,854       1,255,945
TJX Cos., Inc.                       46,821       1,748,764
Tractor Supply Co. (a)               22,089         987,378
                                              -------------
                                                  7,185,166
                                              -------------

THRIFTS & MORTGAGE FINANCE 1.7%
NewAlliance Bancshares, Inc.        220,414       2,442,187
                                              -------------


TRADING COMPANIES & DISTRIBUTORS 1.0%
WESCO International, Inc. (a)        55,520       1,419,091
                                              -------------


WIRELESS TELECOMMUNICATION SERVICES 0.1%
Sprint Nextel Corp. (a)              55,571         164,490
                                              -------------
Total Common Stocks
  (Cost $149,395,341)                           144,955,134
                                              -------------



EXCHANGE TRADED FUND 1.0% (B)
-----------------------------------------------------------

iShares Russell Midcap Value
  Index Fund                         46,129       1,551,780
                                              -------------
Total Exchange Traded Fund
  (Cost $1,556,134)                               1,551,780
                                              -------------




                                  PRINCIPAL
                                     AMOUNT           VALUE

SHORT-TERM INVESTMENT 0.1%
-----------------------------------------------------------

REPURCHASE AGREEMENT 0.1%
State Street Bank and Trust
  Co.
  0.01%, dated 10/30/09
  due 11/2/09
  Proceeds at Maturity
  $121,981
  (Collateralized by a United
  States Treasury Bill with a
  0.105% and a maturity
  date of 3/18/10, with a
  Principal Amount
  of $125,000 and a Market
  Value of $124,950)               $121,981   $     121,981
                                              -------------
Total Short-Term Investment
  (Cost $121,981)                                   121,981
                                              -------------
Total Investments
  (Cost $151,073,456) (c)             100.2%    146,628,895
                                              -------------

Liabilities in Excess of
  Other Assets                         (0.2)       (343,830)
                                      -----    ------------
Net Assets                            100.0%  $ 146,285,065
                                      =====    ============

                                              -------------





(a)  Non-income producing security.
(b)  Exchange Traded Fund--represents a
     basket of securities that is traded on
     an exchange.
(c)  At October 31, 2009, cost is
     $151,135,405 for federal income tax
     purposes and net unrealized depreciation is as follows:



Gross unrealized appreciation      $ 19,187,533
Gross unrealized depreciation       (23,694,043)
                                   ------------
Net unrealized depreciation        $ (4,506,510)
                                   ============



The following is a summary of the fair valuations according to the inputs used as of October 31, 2009, for valuing the Fund's assets.

ASSET VALUATION INPUTS


                                                     QUOTED
                                                  PRICES IN
                                                     ACTIVE    SIGNIFICANT
                                                MARKETS FOR          OTHER     SIGNIFICANT
                                                   IDENTICAL    OBSERVABLE    UNOBSERVABLE
                                                      ASSETS        INPUTS          INPUTS
 DESCRIPTION                                       (LEVEL 1)     (LEVEL 2)       (LEVEL 3)           TOTAL
 Investments in Securities
 Common Stocks                                  $144,955,134      $     --           $  --    $144,955,134
 Exchange Traded Fund                              1,551,780            --              --       1,551,780
 Short-Term Investment
     Repurchase Agreement                                 --       121,981              --         121,981
                                                ------------      --------           -----    ------------
 Total Investments in Securities                $146,506,914      $121,981             $--    $146,628,895
                                                ============      ========           =====    ============




 At October 31, 2009, the Portfolio did not hold any investments with significant unobservable inputs (Level 3).




14    MainStay Mid Cap Value Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2009


ASSETS:
Investment in securities, at value
  (identified cost $151,073,456)     $146,628,895
Receivables:
  Dividends and interest                  159,364
  Fund shares sold                         33,110
  Investment securities sold               31,689
Other assets                               22,670
                                     ------------
     Total assets                     146,875,728
                                     ------------
LIABILITIES:
Payables:
  Fund shares redeemed                    221,465
  Transfer agent (See Note 3)             124,736
  Shareholder communication               111,792
  NYLIFE Distributors (See Note 3)         73,582
  Professional fees                        46,266
  Manager (See Note 3)                      5,480
  Custodian                                 2,471
  Trustees                                    437
Accrued expenses                            4,434
                                     ------------
     Total liabilities                    590,663
                                     ------------
Net assets                           $146,285,065
                                     ============
COMPOSITION OF NET ASSETS:
Share of beneficial interest
  outstanding
  (par value of $.01 per share)
  unlimited number of shares
  authorized                         $    141,767
Additional paid-in capital            191,866,344
                                     ------------
                                      192,008,111
Accumulated undistributed net
  investment income                     1,202,889
Accumulated net realized loss on
  investments                         (42,481,374)
Net unrealized depreciation on
  investments                          (4,444,561)
                                     ------------
Net assets                           $146,285,065
                                     ============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $ 33,817,385
                                     ============
Shares of beneficial interest
  outstanding                           3,204,677
                                     ============
Net asset value per share
  outstanding                        $      10.55
Maximum sales charge (5.50% of
  offering price)                            0.61
                                     ------------
Maximum offering price per share
  outstanding                        $      11.16
                                     ============
CLASS A
Net assets applicable to
  outstanding shares                 $ 51,464,505
                                     ============
Shares of beneficial interest
  outstanding                           4,868,943
                                     ============
Net asset value per share
  outstanding                        $      10.57
Maximum sales charge (5.50% of
  offering price)                            0.62
                                     ------------
Maximum offering price per share
  outstanding                        $      11.19
                                     ============
CLASS B
Net assets applicable to
  outstanding shares                 $ 49,258,428
                                     ============
Shares of beneficial interest
  outstanding                           4,930,225
                                     ============
Net asset value and offering price
  per share outstanding              $       9.99
                                     ============
CLASS C
Net assets applicable to
  outstanding shares                 $ 11,331,496
                                     ============
Shares of beneficial interest
  outstanding                           1,134,307
                                     ============
Net asset value and offering price
  per share outstanding              $       9.99
                                     ============
CLASS I
Net assets applicable to
  outstanding shares                 $    264,357
                                     ============
Shares of beneficial interest
  outstanding                              24,564
                                     ============
Net asset value and offering price
  per share outstanding              $      10.76
                                     ============
CLASS R1
Net assets applicable to
  outstanding shares                 $     16,704
                                     ============
Shares of beneficial interest
  outstanding                               1,547
                                     ============
Net asset value and offering price
  per share outstanding              $      10.80
                                     ============
CLASS R2
Net assets applicable to
  outstanding shares                 $    132,190
                                     ============
Shares of beneficial interest
  outstanding                              12,447
                                     ============
Net asset value and offering price
  per share outstanding              $      10.62
                                     ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2009


INVESTMENT INCOME:
INCOME:
  Dividends (a)                      $  3,771,178
  Interest                                  3,809
                                     ------------
     Total income                       3,774,987
                                     ------------
EXPENSES:
  Manager (See Note 3)                  1,010,263
  Transfer agent--Investor Class
     (See Note 3)                         175,894
  Transfer agent--Class A (See Note
     3)                                   128,770
  Transfer agent--Class B and C
     (See Note 3)                         370,010
  Transfer agent--Classes I, R1 and
     R2 (See Note 3)                          965
  Distribution--Class B (See Note
     3)                                   379,594
  Distribution--Class C (See Note
     3)                                    90,361
  Distribution/Service--Investor
     Class (See Note 3)                    74,442
  Distribution/Service--Class A
     (See Note 3)                         114,387
  Service--Class B (See Note 3)           126,531
  Service--Class C (See Note 3)            30,120
  Distribution/Service--Class R2
     (See Note 3)                             229
  Shareholder communication               186,802
  Professional fees                       102,223
  Registration                             90,851
  Custodian                                 9,306
  Trustees                                  6,397
  Shareholder service--Class R1
     (See Note 3)                              20
  Shareholder service--Class R2
     (See Note 3)                              91
  Miscellaneous                            18,884
                                     ------------
     Total expenses before waiver       2,916,140
  Expense waiver from Manager (See
     Note 3)                             (554,233)
                                     ------------
     Net expenses                       2,361,907
                                     ------------
Net investment income                   1,413,080
                                     ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized loss on investments      (22,753,767)
Net change in unrealized
  depreciation on investments          41,949,648
                                     ------------
Net realized and unrealized gain on
  investments                          19,195,881
                                     ------------
Net increase in net assets
  resulting from operations          $ 20,608,961
                                     ============



(a) Dividends recorded net of foreign withholding taxes in the amount of $7,365.



16    MainStay Mid Cap Value Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED OCTOBER 31, 2009 AND OCTOBER 31, 2008


                                       2009            2008
DECREASE IN NET ASSETS:
Operations:
 Net investment income         $  1,413,080   $   1,857,718
 Net realized loss on
  investments and written
  option transactions           (22,753,767)    (20,186,503)
 Net change in unrealized
  appreciation (depreciation)
  on investments                 41,949,648     (82,861,778)
                               ----------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                     20,608,961    (101,190,563)
                               ----------------------------

Dividends and distributions
 to shareholders:
 From net investment income:
    Investor Class                 (483,734)             --
    Class A                        (847,372)       (664,756)
    Class B                        (374,654)             --
    Class C                         (93,239)             --
    Class I                          (5,410)        (12,595)
    Class R1                            (51)            (19)
    Class R2                         (1,339)           (155)
                               ----------------------------
                                 (1,805,799)       (677,525)
                               ----------------------------
 From net realized gain on investments:
    Class A                              --     (23,805,494)
    Class B                              --     (21,191,594)
    Class C                              --      (5,308,932)
    Class I                              --        (191,114)
    Class R1                             --            (326)
    Class R2                             --          (3,674)
                               ----------------------------
                                         --     (50,501,134)
                               ----------------------------
 Total dividends and
  distributions to
  shareholders                   (1,805,799)    (51,178,659)
                               ----------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                         11,499,956      31,529,820
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions               1,688,414      47,102,319
 Cost of shares redeemed        (37,128,934)   (109,650,790)
                               ----------------------------
    Decrease in net assets
     derived from capital
     share transactions         (23,940,564)    (31,018,651)
                               ----------------------------
    Net decrease in net
     assets                      (5,137,402)   (183,387,873)

NET ASSETS:
Beginning of year               151,422,467     334,810,340
                               ----------------------------
End of year                    $146,285,065   $ 151,422,467
                               ============================
Accumulated undistributed net
 investment income at end of
 year                          $  1,202,889   $   1,766,262
                               ============================





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              17

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                    INVESTOR CLASS
                            -----------------------------
                                             FEBRUARY 28,
                             YEAR ENDED         2008**
                            OCTOBER 31,         THROUGH
                                              OCTOBER 31,

                            -----------------------------
                                2009             2008
Net asset value at
  beginning of period         $  9.17           $ 13.27
                              -------           -------
Net investment income (a)        0.12              0.09
Net realized and
  unrealized gain (loss)
  on investments                 1.42             (4.19)
                              -------           -------
Total from investment
  operations                     1.54             (4.10)
                              -------           -------
Less dividends and
  distributions:
  From net investment
     income                     (0.16)               --
  From net realized gain
     on investments                --                --
                              -------           -------
Total dividends and
  distributions                    --                --
                              -------           -------
Net asset value at end of
  period                      $ 10.55           $  9.17
                              =======           =======
Total investment
  return (b)                    17.21%           (30.90%)(c)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income          1.29%             1.08% ++
  Net expenses                   1.40%             1.40% ++
  Expenses (before
     waiver/reimbursement)       1.87%             1.54% ++
Portfolio turnover rate            43%               50%
Net assets at end of
  period (in 000's)           $33,817           $28,174





                                                    CLASS B
                            ------------------------------------------------------
                                            YEAR ENDED OCTOBER 31,

                            ------------------------------------------------------
                              2009       2008       2007        2006        2005
Net asset value at
  beginning of period       $  8.65    $ 16.53    $  17.77    $  16.59    $  15.41
                            -------    -------    --------    --------    --------
Net investment income
  (loss) (a)                   0.05 (a)   0.04 (a)   (0.02)(a)   (0.03)(a)   (0.10)
Net realized and
  unrealized gain (loss)
  on investments               1.35      (5.30)       1.33        2.38        1.52
                            -------    -------    --------    --------    --------
Total from investment
  operations                   1.40      (5.26)       1.31        2.35        1.42
                            -------    -------    --------    --------    --------
Less dividends and
  distributions:
  From net investment
     income                   (0.06)        --          --          --          --
  From net realized gain
     on investments              --      (2.62)      (2.55)      (1.17)      (0.24)
                            -------    -------    --------    --------    --------
Total dividends and
  distributions               (0.06)     (2.62)      (2.55)      (1.17)      (0.24)
                            -------    -------    --------    --------    --------
Net asset value at end of
  period                    $  9.99    $  8.65    $  16.53    $  17.77    $  16.59
                            =======    =======    ========    ========    ========
Total investment return
  (b)                         16.34%    (37.45%)      7.82%      14.82%       9.27%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income        0.60%      0.35%      (0.10%)     (0.17%)     (0.58%)
  Net expenses                 2.15%      2.10%       2.05%       2.09%       2.10%
  Expenses (before
     waiver/reimbursement)     2.62%      2.23%       2.10%       2.18%       2.17%
Portfolio turnover rate          43%        50%         54%         44%         49%
Net assets at end of
  period (in 000's)         $49,258    $58,429    $135,958    $156,043    $207,348




**   Commencement of operations.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and assumed the reinvestment of dividends and distributions. Class I, Class R1 and Class R2 shares are not subject to sales charges.
(c)  Total return is not annualized.





18    MainStay Mid Cap Value Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                           Class A
------------------------------------------------------------



                      Year ended October 31,

      ------------------------------------------------------
        2009       2008       2007        2006        2005
      $  9.18    $ 17.31    $  18.43    $  17.04    $  15.71
      -------    -------    --------    --------    --------
         0.13 (a)   0.15 (a)    0.11 (a)    0.09 (a)    0.03
         1.42      (5.60)       1.37        2.47        1.54
      -------    -------    --------    --------    --------
         1.55      (5.45)       1.48        2.56        1.57
      -------    -------    --------    --------    --------

        (0.16)     (0.06)      (0.05)         --          --
           --      (2.62)      (2.55)      (1.17)      (0.24)
      -------    -------    --------    --------    --------
        (0.16)     (2.68)      (2.60)      (1.17)      (0.24)
      -------    -------    --------    --------    --------
      $ 10.57    $  9.18    $  17.31    $  18.43    $  17.04
      =======    =======    ========    ========    ========
        17.36%    (36.93%)      8.61%      15.70%      10.06%

         1.41%      1.16%       0.64%       0.54%       0.17%
         1.30%      1.29%       1.30%       1.34%       1.35%
         1.56%      1.40%       1.35%       1.43%       1.42%
           43%        50%         54%         44%         49%
      $51,465    $49,730    $162,745    $171,908    $127,680




                            CLASS C
      ---------------------------------------------------
                     YEAR ENDED OCTOBER 31,

      ---------------------------------------------------
        2009       2008       2007       2006       2005
      $  8.65    $ 16.52    $ 17.77    $ 16.59    $ 15.41
      -------    -------    -------    -------    -------
         0.05 (a)   0.04 (a)  (0.02)(a)  (0.03)(a)  (0.10)
         1.35      (5.29)      1.32       2.38       1.52
      -------    -------    -------    -------    -------
         1.40      (5.25)      1.30       2.35       1.42
      -------    -------    -------    -------    -------

        (0.06)        --         --         --         --
           --      (2.62)     (2.55)     (1.17)     (0.24)
      -------    -------    -------    -------    -------
        (0.06)     (2.62)     (2.55)     (1.17)     (0.24)
      -------    -------    -------    -------    -------
      $  9.99    $  8.65    $ 16.52    $ 17.77    $ 16.59
      =======    =======    =======    =======    =======
        16.34%    (37.41%)     7.75%     14.82%      9.27%

         0.61%      0.35%     (0.10%)    (0.19%)    (0.58%)
         2.15%      2.10%      2.05%      2.09%      2.10%
         2.62%      2.23%      2.10%      2.18%      2.17%
           43%        50%        54%        44%        49%
      $11,331    $14,509    $34,799    $39,899    $42,654




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              19

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                CLASS I
                            -----------------------------------------------
                                         YEAR ENDED OCTOBER 31,

                            -----------------------------------------------
                              2009      2008      2007      2006      2005
Net asset value at
  beginning of period       $ 9.35    $ 17.60    $18.63    $17.16    $15.76
                            ------    -------    ------    ------    ------
Net investment income (a)     0.18 (a)   0.22 (a)  0.21 (a)  0.16 (a)  0.04
Net realized and
  unrealized gain (loss)
  on investments              1.44      (5.70)     1.39      2.48      1.60
                            ------    -------    ------    ------    ------
Total from investment
  operations                  1.62      (5.48)     1.60      2.64      1.64
                            ------    -------    ------    ------    ------
Less dividends and
  distributions:
  From net investment
     income                  (0.21)     (0.15)    (0.08)       --        --
  From net realized gain
     on investments             --      (2.62)    (2.55)    (1.17)    (0.24)
                            ------    -------    ------    ------    ------
Total dividends and
  distributions              (0.21)     (2.77)    (2.63)    (1.17)    (0.24)
                            ------    -------    ------    ------    ------
Net asset value at end of
  period                    $10.76    $  9.35    $17.60    $18.63    $17.16
                            ======    =======    ======    ======    ======
Total investment return
  (b)                        18.00%    (36.65%)    9.24%    16.08%    10.48%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income       1.92%      1.62%     1.16%     0.09%     0.37%
  Net expenses                0.78%      0.78%     0.77%     0.99%     0.99%
  Expenses (before
     waiver/reimbursement)    1.31%      0.93%     0.81%     1.09%     1.06%
Portfolio turnover rate         43%        50%       54%       44%       49%
Net assets at end of year
  (in 000's)                $  264    $   216    $1,283    $  682    $  584



                                                CLASS R2
                            -----------------------------------------------
                                         YEAR ENDED OCTOBER 31,

                            -----------------------------------------------
                              2009      2008      2007      2006      2005
Net asset value at
  beginning of period       $ 9.24    $ 17.42    $18.44    $17.04    $15.71
                            ------    -------    ------    ------    ------
Net investment income (a)     0.15 (a)   0.20 (a)  0.15 (a)  0.13 (a)  0.01
Net realized and
  unrealized gain (loss)
  on investments              1.41      (5.67)     1.38      2.44      1.56
                            ------    -------    ------    ------    ------
Total from investment
  operations                  1.56      (5.47)     1.53      2.57      1.57
                            ------    -------    ------    ------    ------
Less dividends and
  distributions:
  From net investment
     income                  (0.18)     (0.09)       --        --        --
  From net realized gain
     on investments             --      (2.62)    (2.55)    (1.17)    (0.24)
                            ------    -------    ------    ------    ------
Total dividends and
  distributions              (0.18)     (2.71)    (2.55)    (1.17)    (0.24)
                            ------    -------    ------    ------    ------
Net asset value at end of
  period                    $10.62    $  9.24    $17.42    $18.44    $17.04
                            ======    =======    ======    ======    ======
Total investment return
  (b)                        17.36%    (36.82%)    8.84%    15.77%    10.06%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income       1.61%      1.79%     0.84%     0.77%     0.09%
  Net expenses                1.13%      1.13%     1.12%     1.23%     1.34%
  Expenses (before
     waiver/reimbursement)    1.66%      1.43%     1.16%     1.28%     1.41%
Portfolio turnover rate         43%        50%       54%       44%       49%
Net assets at end of year
  (in 000's)                $  132    $   361    $   24    $   13    $3,564




(a)  Per share data based on average shares outstanding during the period.
(b) Total return is calculated exclusive of sales charges and assumed the reinvestment of dividends and distributions. Class I, Class R1 and Class R2 shares are not subject to sales charges.
(c)  Total return is not annualized.





20    MainStay Mid Cap Value Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                          CLASS R1
      -----------------------------------------------
                   YEAR ENDED OCTOBER 31,

      -----------------------------------------------
       2009       2008      2007      2006      2005
      $ 9.37    $ 17.64    $18.61    $17.14    $15.76
      ------    -------    ------    ------    ------
        0.16 (a)   0.21 (a)  0.19 (a)  0.19 (a)  0.07
        1.46      (5.73)     1.39      2.45      1.55
      ------    -------    ------    ------    ------
        1.62      (5.52)     1.58      2.64      1.62
      ------    -------    ------    ------    ------

       (0.19)     (0.13)       --        --        --
          --      (2.62)    (2.55)    (1.17)    (0.24)
      ------    -------    ------    ------    ------
       (0.19)     (2.75)    (2.55)    (1.17)    (0.24)
      ------    -------    ------    ------    ------
      $10.80    $  9.37    $17.64    $18.61    $17.14
      ======    =======    ======    ======    ======
       17.73%    (36.64%)    9.06%    16.11%    10.35%

        1.72%      1.60%     1.06%     1.11%     0.43%
        0.88%      0.88%     0.87%     0.95%     1.09%
        1.41%      1.10%     0.92%     1.01%     1.16%
          43%        50%       54%       44%       49%
      $   17    $     2    $    2    $    1    $1,170




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              21

NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of fourteen funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay Mid Cap Value Fund (the "Fund"), a diversified fund.

The Fund currently offers seven classes of shares. Class A shares and Class B shares commenced operations on June 1, 1998. Class C shares commenced operations on September 1, 1998. Class I shares, Class R1 shares and Class R2 shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value ("NAV") per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered at NAV without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and a 1.00% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I, Class R1 and Class R2 are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The seven classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and bear the same conditions except that Class B and Class C shares are subject to higher distribution and service fee rates than Investor Class, Class A and Class R2 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R1 shares are not subject to a distribution or service fee. Class R1 and Class R2 shares are authorized to pay a shareholder service fee to the Manager, as defined in Note 3(A), its affiliates, or third-party service providers, as compensation for services rendered to shareholders of Class R1 or Class R2 shares.

Effective prior to the opening of the U.S. financial markets on June 29, 2009, the Fund's Board of Trustees terminated the Subadvisory Agreement with MacKay Shields LLC.

The Fund's investment objective is to realize maximum long-term total return from a combination of capital appreciation and income.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date"). Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Options contracts are valued at the last posted settlement price on the market where such options are principally traded. Investments in other mutual funds are valued at their NAVs as of the close of the New York Stock Exchange on the valuation date.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less ("short-term investments") are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board of Trustees to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's Manager or Subadvisor, as defined in Note 3(A), reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At October 31, 2009, the Fund did not hold securities that were valued in such a manner.

"Fair Value" is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a


22    MainStay Mid Cap Value Fund
three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

- Level 1--quoted prices in active markets for identical investments

- Level 2--other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

- Level 3--significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of October 31, 2009, for the Fund's investments is included at the end of the Fund's Portfolio of Investments.

The valuation techniques that may have been used by the Fund to measure fair value during the year ended October 31, 2009, maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund may have utilized some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets. For the year ended October 31, 2009, there have been no changes to the fair value methodologies.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code") applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are generally withheld at the source.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is "more likely than not" to be sustained assuming examination by taxing authorities. Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Fund's financial statements. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at NAV, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than short-term securities, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.


                                                   mainstayinvestments.com    23

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative NAV on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor, if any, to be creditworthy, pursuant to guidelines established by the Fund's Board of Trustees. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H) FOREIGN CURRENCY TRANSACTIONS. The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities--at the valuation date, and

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(I) SECURITIES LENDING. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company ("State Street"). State Street will manage the Fund's cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund's portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to borrower's inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or retain a portion of interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate.

(J) INDEMNIFICATIONS. Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may


24    MainStay Mid Cap Value Fund
be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("New York Life Investments" or "Manager"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund and is responsible for the day-to-day portfolio management of the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. Effective prior to the opening of the U.S. financial markets on June 29, 2009, the Fund's Board of Trustees terminated MacKay Shields LLC as subadvisor. From June 29, 2009 until the merger with MainStay ICAP Select Equity Fund, the Fund was managed solely by New York Life Investments.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows:
0.70% on assets up to $500 million and 0.65% on assets in excess of $500 million, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement.

Effective August 1, 2009, New York Life Investments entered into a written expense limitation agreement under which it agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class (total ordinary operating expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage, other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests) do not exceed the following percentages of average daily net assets: Investor Class, 1.40%; Class A, 1.30%; Class B, 2.15%; Class C, 2.15%; Class I, 0.78%; Class R1, 0.88% and Class R2, 1.13%.

Prior to August 1, 2009, New York Investments had written expense limitation agreements that set the expense limitations for Investor Class, Class A, Class B, Class C and Class I shares at the same levels as the August 1, 2009 agreement.

For the year ended October 31, 2009, New York Life Investments earned fees from the Fund in the amount of $1,010,263 and waived its fees in the amount of $554,233.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) DISTRIBUTION, SERVICE AND SHAREHOLDER SERVICE FEES. The Trust, on behalf of the Fund, has entered into a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class, Class A and Class R2 Plans, the Distributor receives a monthly distribution fee from the Investor Class, Class A and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Investor Class, Class A and Class R2 shares for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares of the Fund pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at an annual rate of 0.25% of the average daily NAV of the Class B and Class C shares of the Fund. Class I and Class R1 shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1 and Class R2 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1 and Class R2 shares. For its services, the Manager is entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets attributable to the Class R1 and Class R2 shares.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on

                                                   mainstayinvestments.com    25
sales of Investor Class and Class A shares were $12,786 and $4,095, respectively, for the year ended October 31, 2009. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Investor Class, Class A, Class B and Class C shares of $87, $109, $56,969 and $507, respectively, for the year ended October 31, 2009.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("MainStay Investments"), an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MainStay Investments has entered into an agreement with Boston Financial Data Services, Inc. pursuant to which it performs certain services for which MainStay Investments is responsible. Transfer agent expenses incurred by the Fund for the year ended October 31, 2009, amounted to $675,639.

(E) MINIMUM BALANCE FEE. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a minimum balance on certain types of accounts.

Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20. These fees are included in transfer agent fees shown on the Statement of Operations.

(F) CAPITAL. At October 31, 2009, New York Life and its affiliates held beneficially shares of the Fund with the following values and percentages of net assets as follows:

Class A                             $  323    0.0%++
-------------------------------------------------
Class C                                168    0.0++
-------------------------------------------------
Class I                              1,114    0.4
-------------------------------------------------
Class R1                             1,109    6.6
-------------------------------------------------
Class R2                             1,091    0.8
-------------------------------------------------



++ Less than one-tenth of a percent.

(G) OTHER. Pursuant to the Management Agreement, a portion of the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments is payable directly by the Fund. For the year ended October 31, 2009, these fees, which are included in professional fees shown on the Statement of Operations, were $6,421.

NOTE 4--FEDERAL INCOME TAX:

As of October 31, 2009, the components of accumulated gain(loss) on a tax basis were as follows:

                 ACCUMULATED          OTHER         UNREALIZED          TOTAL
  ORDINARY    CAPITAL AND OTHER     TEMPORARY      APPRECIATION      ACCUMULATED
   INCOME        GAIN (LOSS)       DIFFERENCES    (DEPRECIATION)     GAIN (LOSS)
$1,202,891       $(42,419,427)         $--          $(4,506,510)    $(45,723,046)
--------------------------------------------------------------------------------



The difference between book-basis and tax basis unrealized depreciation is primarily due to wash sale deferrals and real estate investment trust ("REIT") adjustments.

The following table discloses the current year reclassifications between accumulated undistributed net investment income, accumulated net realized loss on investments and additional paid-in capital arising from permanent differences; net assets at October 31, 2009 are not affected.

   ACCUMULATED       ACCUMULATED
  UNDISTRIBUTED     NET REALIZED     ADDITIONAL
 NET INVESTMENT    GAIN (LOSS) ON      PAID-IN
  INCOME (LOSS)      INVESTMENTS       CAPITAL
   $(170,654)         $170,655           $(1)
-----------------------------------------------



The reclassifications for the Fund are primarily due to distributions from REITs, distribution redesignations and prior year REITs adjustments.

At October 31, 2009 for federal income tax purposes, capital loss carryforwards of $42,419,427 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

         CAPITAL LOSS        CAPITAL LOSS
      AVAILABLE THROUGH    AMOUNTS (000'S)
             2016              $19,221
             2017               23,198
-------------------------------------------------
            Total              $42,419
-------------------------------------------------



The tax character of distributions paid during the years ended October 31, 2009 and October 31, 2008, shown in the Statement of Changes in Net Assets, was as follows:

                                   2009          2008
Distributions paid from:
  Ordinary Income            $1,805,799   $   564,124
  Long-Term Capital Gains            --    50,614,535
-----------------------------------------------------
Total                        $1,805,799   $51,178,659
-----------------------------------------------------






26    MainStay Mid Cap Value Fund

NOTE 5--CUSTODIAN:

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests

Effective September 2, 2009, the line of credit was reduced from $160,000,000 to $125,000,000 and the commitment fee rate was increased from an annual rate of 0.08% to an annual rate of 0.10% of the average commitment amount, plus a 0.04% up-front payment payable, regardless of usage, to The Bank of New York Mellon, which serves as agent to the syndicate. The commitment fee and upfront payment are allocated among the Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month LIBOR rate, whichever is higher. There were no borrowings made or outstanding with respect to the Fund on the line of credit during the year ended October 31, 2009.

NOTE 7--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended October 31, 2009, purchases and sales of securities, other than short-term securities, were $58,961 and $72,970, respectively.

NOTE 8--CAPITAL SHARE TRANSACTIONS:

 INVESTOR CLASS                   SHARES         AMOUNT
Year ended October 31, 2009:
Shares sold                      281,628   $  2,538,467
Shares issued to
  shareholders in
  reinvestment of dividends       58,091        481,578
Shares redeemed                 (640,027)    (5,745,864)
                              -------------------------
Net decrease in shares
  outstanding before
  conversion                    (300,308)    (2,725,819)
Shares converted into
  Investor Class (See Note
  1)                             662,368      5,714,775
Shares converted from
  Investor Class (See Note
  1)                            (229,366)    (2,450,111)
                              -------------------------
Net increase                     132,694   $    538,845
                              =========================
Period ended October 31,
  2008 (a):
Shares sold                      915,410   $ 12,339,950
Shares redeemed                 (586,520)    (7,231,437)
                              -------------------------
Net increase in shares
  outstanding before
  conversion                     328,890      5,108,513
Shares converted into
  Investor Class (See Note
  1)                           2,998,476     38,193,047
Shares converted from
  Investor Class (See Note
  1)                            (255,383)    (3,136,537)
                              -------------------------
Net increase                   3,071,983   $ 40,165,023
                              =========================

(a) Investor Class shares were first offered on February 28, 2008.


 CLASS A                          SHARES         AMOUNT
Year ended October 31, 2009:
Shares sold                      526,122   $  4,793,839
Shares issued to
  shareholders in
  reinvestment of dividends       93,423        775,424
Shares redeemed               (1,493,236)   (13,317,214)
                              -------------------------
Net decrease in shares
  outstanding before
  conversion                    (873,691)    (7,747,951)
Shares converted into Class
  A (See Note 1)                 594,601      5,879,053
Shares converted from Class
  A (See Note 1)                (270,015)    (2,209,886)
                              -------------------------
Net decrease                    (549,105)  $ (4,078,784)
                              =========================
Year ended October 31, 2008:
Shares sold                      795,052   $ 10,349,426
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions            1,622,581     23,038,078
Shares redeemed               (4,445,180)   (58,510,767)
                              -------------------------
Net decrease in shares
  outstanding before
  conversion                  (2,027,547)   (25,123,263)
Shares converted into Class
  A (See Note 1)                 808,274     10,469,438
Shares converted from Class
  A (See Note 1)              (2,761,879)   (35,147,882)
                              -------------------------
Net decrease                  (3,981,152)  $(49,801,707)
                              =========================


                                                   mainstayinvestments.com    27

 CLASS B                          SHARES         AMOUNT
Year ended October 31, 2009:
Shares sold                      382,752   $  3,256,483
Shares issued to
  shareholders in
  reinvestment of dividends       44,195        349,178
Shares redeemed               (1,452,738)   (12,309,156)
                              -------------------------
Net decrease in shares
  outstanding before
  conversion                  (1,025,791)    (8,703,495)
Shares converted from Class
  B (See Note 1)                (800,192)    (6,933,831)
                              -------------------------
Net decrease                  (1,825,983)  $(15,637,326)
                              =========================
Year ended October 31, 2008:
Shares sold                      505,782   $  6,239,126
Shares issued to
  shareholders in
  reinvestment of
  distributions                1,456,621     19,562,217
Shares redeemed               (2,598,995)   (31,706,864)
                              -------------------------
Net decrease in shares
  outstanding before
  conversion                    (636,592)    (5,905,521)
Shares converted from Class
  B (See Note 1)                (834,201)   (10,378,066)
                              -------------------------
Net decrease                  (1,470,793)  $(16,283,587)
                              =========================

 CLASS C                          SHARES         AMOUNT
Year ended October 31, 2009:
Shares sold                       85,871   $    758,786
Shares issued to
  shareholders in
  reinvestment of dividends        9,548         75,434
Shares redeemed                 (639,067)    (5,404,822)
                              -------------------------
Net decrease                    (543,648)  $ (4,570,602)
                              =========================
Year ended October 31, 2008:
Shares sold                      161,511   $  2,035,077
Shares issued to
  shareholders in
  reinvestment of
  distributions                  319,743      4,294,141
Shares redeemed                 (909,402)   (11,277,201)
                              -------------------------
Net decrease                    (428,148)  $ (4,947,983)
                              =========================

 CLASS I                          SHARES         AMOUNT
Year ended October 31, 2009:
Shares sold                        4,003   $     35,314
Shares issued to
  shareholders in
  reinvestment of dividends          643          5,410
Shares redeemed                   (3,167)       (26,058)
                              -------------------------
Net increase                       1,479   $     14,666
                              =========================
Year ended October 31, 2008:
Shares sold                        5,115   $     71,086
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions               14,080        203,709
Shares redeemed                  (68,963)      (917,537)
                              -------------------------
Net decrease                     (49,768)  $   (642,742)
                              =========================

 CLASS R1                         SHARES         AMOUNT
Year ended October 31, 2009:
Shares sold                        6,175   $     56,516
Shares issued to
  shareholders in
  reinvestment of dividends            5             51
Shares redeemed                   (4,870)       (48,363)
                              -------------------------
Net increase                       1,310   $      8,204
                              =========================
Year ended October 31, 2008:
Shares sold                           95   $      1,187
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions                   24            345
Shares redeemed                       (1)           (10)
                              -------------------------
Net increase                         118   $      1,522
                              =========================

 CLASS R2                         SHARES         AMOUNT
Year ended October 31, 2009:
Shares sold                        6,369   $     60,551
Shares issued to
  shareholders in
  reinvestment of dividends          160          1,339
Shares redeemed                  (33,213)      (277,457)
                              -------------------------
Net decrease                     (26,684)  $   (215,567)
                              =========================
Year ended October 31, 2008:
Shares sold                       38,016   $    493,968
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions                  268          3,829
Shares redeemed                     (512)        (6,974)
                              -------------------------
Net increase                      37,772   $    490,823
                              =========================




NOTE 9--OTHER MATTERS:

On May 27, 2009, New York Life Investments settled charges by the Securities and Exchange Commission ("SEC") relating to the MainStay Equity Index Fund (the "Equity Index Fund"), an S&P 500 index fund created in 1990 and sold through January 1, 2002, at which time it was closed to new investors and new investments. The Equity Index Fund is a series of the Trust and is managed by New York Life Investments. The settlement relates to the period from March 12, 2002 through June 30, 2004, during which time the SEC alleged that New York Life Investments failed to provide the Equity Index Fund's board with information necessary to evaluate the cost of a guarantee provided to shareholders of the Equity Index Fund, and that prospectus and other disclosures misrepresented that there was no charge to the Equity Index Fund or its shareholders for the guarantee. New York Life Investments, without admitting or denying the allegations, consented to the entry of an administrative cease and desist order finding violations of Sections 15(c) and 34(b) of the 1940 Act, Section 206(2) of the Investment Advisers Act of 1940, as amended, and requiring a civil penalty of $800,000, disgorgement of $3,950,075 (which represents a portion of its


28    MainStay Mid Cap Value Fund
management fees relating to the Equity Index Fund for the relevant period) as well as interest of $1,350,709. These amounts, totaling approximately $6.101 million, are being distributed to shareholders who held shares of the Equity Index Fund between March 2002 and June 2004, without any material financial impact to New York Life Investments.

NOTE 10--SUBSEQUENT EVENTS:

In connection with the preparation of the financial statements of the Fund as of and for the fiscal year ended October 31, 2009, events and transactions subsequent to October 31, 2009 through December 23, 2009, the date the financial statements were issued, have been evaluated by the Fund's management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified, except for the following:


SPECIAL MEETING OF SHAREHOLDERS

Pursuant to notice, a special meeting of shareholders of the Fund was held on November 16, 2009, at the offices of New York Life Investment Management LLC in Parsippany, New Jersey. The purpose of the meeting was to approve the reorganization of the Fund with and into MainStay ICAP Select Equity Fund.

No other business came before the special meeting.

The proposal was approved by the shareholders of the Fund by the vote tally shown below:

VOTES FOR    VOTES AGAINST    ABSTENTIONS      TOTAL
6,967,003       229,242         462,296      7,658,541
------------------------------------------------------



Effective as of the close of business on November 24, 2009, the Fund merged with and into MainStay ICAP Select Equity Fund and was subsequently liquidated.


                                                   mainstayinvestments.com    29

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Mid Cap Value Fund ("the Fund"), one of the funds constituting The MainStay Funds, as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers or by appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Mid Cap Value Fund of The MainStay Funds as of October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

                                  /s/ KPMG LLP

Philadelphia, Pennsylvania
December 23, 2009



30    MainStay Mid Cap Value Fund

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENTS (UNAUDITED)

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") requires that each mutual fund's board of trustees, including a majority of trustees who are not "interested persons" of the fund, as defined in the 1940 Act ("Independent Trustees"), annually review and approve the fund's investment advisory agreements. At its June 17-18, 2009 meeting, the Board of Directors/Trustees of the MainStay Group of Funds ("Board") unanimously approved the Management Agreement between the MainStay Mid Cap Value Fund ("Fund") and New York Life Investment Management LLC ("New York Life Investments"), and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC ("MacKay Shields") on behalf of the Fund.

Separately, on June 23, 2009, the Board approved New York Life Investments' proposals to reorganize the Fund with and into the MainStay ICAP Select Equity Fund and to terminate the Subadvisory Agreement with MacKay Shields. At the same meeting, the Board also approved the appointment of Tony Elavia as portfolio manager of the Fund, in his position as an officer of New York Life Investments, effective upon the termination of MacKay Shields. In determining to approve these actions, the Board took several factors into account, including the fact that the actions would be part of a larger initiative designed to reposition, rationalize and streamline the MainStay Group of Funds to reduce duplication among funds, strengthen the overall fund lineup, and offer funds with more significant asset levels.

In reaching its decisions to approve the Agreements set forth above (the "Agreements"), the Board considered information prepared specifically in connection with the contract review process that took place at various meetings between December 2008 and June 2009, as well as information furnished to it throughout the year at regular and special Board meetings. Information requested by and provided to the Board specifically in connection with the contract review process included, among other things, reports on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting LLC ("Strategic Insight"), an independent third-party service provider engaged by the Board to report objectively on the Fund's investment performance, management and subadvisory fees and ordinary operating expenses. The Board also requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including MacKay Shields as subadviser to the Fund, and responses to several comprehensive lists of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board. Information provided to the Board at its meetings throughout the year included, among other things, detailed investment analytics reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received throughout the year, among other things, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In determining to approve the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services to be provided to the Fund by New York Life Investments and MacKay Shields; (ii) the investment performance of the Fund, New York Life Investments and MacKay Shields; (iii) the costs of the services to be provided, and profits to be realized, by New York Life Investments and its affiliates, including MacKay Shields as subadviser to the Fund, from their relationship with the Fund;
(iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and
(v) the reasonableness of the Fund's management and subadvisory fee levels and overall total ordinary operating expenses, particularly as compared to similar funds and portfolios.

While individual members of the Board may have weighed certain factors differently, the Board's decisions to approve the Agreements were based on a comprehensive consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review processes. The Board's conclusions with respect to the Agreements also were based, in part, on the Board's consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, and that the Fund's shareholders, having had the opportunity to consider alternative investment products and services, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board's decisions to approve the Agreements is provided below.

NATURE, EXTENT AND QUALITY OF SERVICES TO BE PROVIDED BY NEW YORK LIFE INVESTMENTS AND MACKAY SHIELDS

In considering the approval of the Agreements, the Board examined the nature, extent and quality of the services that New York Life Investments proposed to provide to the Fund. The Board evaluated New York Life Investments' experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience

                                                   mainstayinvestments.com    31
with overseeing affiliated and non-affiliated subadvisers. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund, as well as New York Life Investments' reputation and financial condition. The Board considered New York Life Investments' performance in fulfilling its responsibilities for overseeing the Fund's legal and compliance environment, for overseeing MacKay Shields' compliance with the Fund's policies and investment objectives, and for implementing Board directives as they relate to the Fund. In addition, the Board noted that New York Life Investments also is responsible for paying all of the salaries and expenses for the Fund's officers. The Board also considered the benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund's prospectus.

As part of its considerations, the Board acknowledged New York Life Investments' recent settlement with the Securities and Exchange Commission ("SEC") concerning matters relating to the MainStay Equity Index Fund, including materials provided to the Board of Trustees of The MainStay Funds in 2002-2004 in connection with the annual review of that fund's management fee. The Board noted that, since this matter was first brought to the Board's attention in 2003, New York Life Investments had taken a number of steps to enhance the quality and completeness of information provided to the Board in connection with the Board's consideration of the MainStay Group of Funds' investment advisory contracts. The Board believes that New York Life Investments has taken appropriate actions in response to this matter.

The Board also examined the nature, extent and quality of the services that MacKay Shields proposed to provide to the Fund. The Board evaluated MacKay Shields' experience in serving as subadviser to the Fund and managing other portfolios. It examined MacKay Shields' track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields' overall legal and compliance environment. The Board also reviewed MacKay Shields' willingness to invest in personnel designed to benefit the Fund. In this regard, the Board considered the experience of the Fund's portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund likely would continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments' and MacKay Shields' experience, personnel, operations and resources.

INVESTMENT PERFORMANCE

In evaluating the Fund's investment performance, the Board considered investment performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board particularly considered the detailed investment analytics reports provided by New York Life Investments' Investment Consulting Group on the Fund throughout the year. These reports, which were prepared by New York Life Investments in consultation with the Board, include, among other things, information on the Fund's gross and net returns, the Fund's investment performance relative to relevant investment categories and Fund benchmarks, the Fund's risk-adjusted investment performance, and the Fund's investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to similar mutual funds managed by other investment advisers.

In considering the Fund's investment performance, the Board gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund's investment performance, as well as discussions between the Fund's portfolio managers and the Board that occurred at meetings from time to time throughout the year and in previous years. The Board also considered any specific actions that New York Life Investments had taken, or had agreed with the Board to take, to enhance Fund investment performance, and the results of those actions. In considering the Fund's investment performance, the Board focused principally on the Fund's long-term performance track record.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund's investment performance over time has been satisfactory. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Annual Report and in the Fund's prospectus.

COSTS OF THE SERVICES PROVIDED, AND PROFITS TO BE REALIZED, BY NEW YORK LIFE INVESTMENTS AND MACKAY SHIELDS

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Agreements, and the profits expected to be realized by New York Life Investments and its affiliates due to their relationships with the Fund. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.



32    MainStay Mid Cap Value Fund

In evaluating the costs and profits of New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund, the Board considered, among other things, each party's investments in personnel, systems, equipment and other resources necessary to manage the Fund, and the fact that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and MacKay Shields must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that New York Life Investments' ability to maintain a strong financial position is important in order for New York Life Investments to continue to provide high-quality ongoing services to the Fund. The Board noted, for example, increased costs borne by New York Life Investments and its affiliates due to new and ongoing regulatory and compliance requirements. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

The Board also reviewed information from New York Life Investments and its affiliates regarding their estimated profitability due to their overall relationships with the Fund. For New York Life Investments and MacKay Shields, the Board considered information illustrating the revenues and expenses allocated to the Fund.

The Board noted the difficulty in obtaining reliable comparative data about mutual fund managers' profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager's organization, the types of funds it manages, and the manager's capital structure and costs of capital. While recognizing the difficulty in evaluating a manager's profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board with respect to the Fund was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board recognized, for example, the benefits to MacKay Shields from legally permitted "soft-dollar" arrangements by which brokers provide research and other services to MacKay Shields in exchange for commissions paid by the Fund with respect to trades on the Fund's portfolio securities.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments' affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund's transfer agent and distributor. The information provided to the Board indicated that the profitability to New York Life Investments and its affiliates arising directly from these other arrangements was not excessive. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the annual contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments' relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that the profits to be realized by New York Life Investments and its affiliates (including MacKay Shields) due to their relationships with the Fund are fair and reasonable.

EXTENT TO WHICH ECONOMIES OF SCALE MAY BE REALIZED AS THE FUND GROWS

The Board also considered whether the Fund's expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from New York Life Investments and Strategic Insight showing how the Fund's management fee hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. The Board noted the extent to which the Fund benefits from breakpoints, expense waivers or reimbursements. While recognizing that any precise determination of future economies of scale is necessarily subjective, the Board considered the extent to which New York Life Investments and MacKay Shields may realize a larger profit margin as the Fund's assets grow over time.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund's expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund's expense structure as the Fund grows over time.

MANAGEMENT AND SUBADVISORY FEES AND TOTAL ORDINARY OPERATING EXPENSES

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund's expected total ordinary operating expenses. The Board primarily considered the reasonableness of the overall management fees paid by the Fund to New York Life Investments, since the fees to be paid to MacKay Shields are paid by New York Life Investments, not the Fund. The Board also considered the impact of the Fund's expense limitation arrangements pursuant to which New York Life Investments has agreed to limit the Fund's total ordinary operating expenses.

In assessing the reasonableness of the Fund's fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses

                                                   mainstayinvestments.com    33
charged by similar mutual funds managed by other investment advisers. The Board noted the impact of the recent economic crisis on the MainStay Group of Funds and, consistent with statements from SEC staff members and with published advice from Strategic Insight, the Board reviewed supplemental peer data that reflected more recent peer groupings based on relatively smaller asset sizes. In addition, the Board considered information provided by New York Life Investments and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account explanations from New York Life Investments and MacKay Shields about the different scope of services provided to retail mutual funds as compared with other investment advisory clients.

The Board noted that, outside of the Fund's management fee and the fees charged under a share class's Rule 12b-1 and/or shareholder services plans, a share class's most significant "other expenses" are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a "per-account" fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund's average net assets. The Board took into account information from New York Life Investments showing that the Fund's transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company ("NSC"), the Fund's transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board particularly considered representations from New York Life Investments that the MainStay Group of Funds' transfer agent fee structure is designed to allow NSC to provide transfer agent services to the Funds essentially "at cost," and that NSC historically has realized only very modest profitability from providing transfer agent services to the Funds.

The Board observed that, because the Fund's transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class's expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board noted that transfer agent fees are a significant portion of total expenses of many funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tends to be greater than for other open-end retail funds because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board noted the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company ("New York Life") policyholders, who often maintain smaller account balances than other fund investors. The Board discussed measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) closing small accounts with balances below $500;
(iv) since 2007, charging an annual $20.00 small account fee on accounts with balances below $1,000; (v) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts; and (vi) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors.

After considering all of the factors outlined above, the Board concluded that the Fund's management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board's overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

CONCLUSION

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.



34    MainStay Mid Cap Value Fund

FEDERAL INCOME TAX

INFORMATION (UNAUDITED)

For the fiscal year ended October 31, 2009, the Fund designates approximately $3,183,616 pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2009, should be multiplied by 100.0% to arrive at the amount eligible for the corporate dividends received deduction.

In February 2010, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 the federal tax status of the distributions received by shareholders in calendar year 2009. The amounts that will be reported on such 1099-DIV will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2009.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund's securities is available without charge, upon request (i) by visiting the Fund's website at mainstayinvestments.com; or
(ii) on the SEC's website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782);
(ii) by visiting the Funds' website at mainstayinvestments.com; or (iii) on the SEC's website at www.sec.gov.


SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge, on the SEC's website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782).You can also obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).


                                                   mainstayinvestments.com    35

BOARD MEMBERS AND OFFICERS (UNAUDITED)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, Eclipse Funds, Eclipse Funds Inc., ICAP Funds, Inc. MainStay Funds Trust, and MainStay VP Series Fund, Inc.) (collectively, the "Fund Complex"), the Manager and when applicable, the Subadvisor(s). Each Board member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation upon reaching age 72. A Board Member reaching the age of 72 may continue for additional one-year periods with the approval of the Board's Nominating and Governance Committee.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782).

                                                                                  NUMBER OF
                 TERM OF OFFICE,                                                  FUNDS IN FUND   OTHER
                 POSITION(S) HELD                                                 COMPLEX         DIRECTORSHIPS
NAME AND         WITH THE FUND COMPLEX AND        PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER
 ---------------------------------------------------------------------------------------------------------------------------
INTERESTED BOARD MEMBER*

JOHN Y. KIM      Indefinite;                      Member of the Board of                65        None
9/24/60          ECLIPSE TRUST: Trustee since     Managers, President and Chief
                 2008 (2 funds);                  Executive Officer (since 2008)
                 ECLIPSE FUNDS INC.: Director     of New York Life Investment
                 since 2008 (21 funds);           Management LLC and New York
                 ICAP FUNDS, INC.: Director       Life Investment Management
                 since 2008 (4 funds);            Holdings LLC; Member of the
                 MAINSTAY TRUST: Trustee since    Board of Managers, MacKay
                 2008 (14 funds);                 Shields LLC (since 2008);
                 MAINSTAY FUNDS TRUST: Trustee    Chairman of the Board,
                 since April 2009 (4 funds);      Institutional Capital LLC,
                 and                              Madison Capital LLC, McMorgan
                 MAINSTAY VP SERIES FUND, INC.:   & Company LLC, Chairman and
                 Director since 2008 (20          Chief Executive Officer,
                 portfolios).                     NYLIFE Distributors LLC and
                                                  Chairman of the Board of
                                                  Managers, NYLCAP Manager, LLC
                                                  (since 2008); President,
                                                  Prudential Retirement, a
                                                  business unit of Prudential
                                                  Financial, Inc. (2002 to 2007)
----------------------------------------------------------------------------------------------------------------------------




   * This Board Member is considered to be an "interested person" of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company. New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled "Principal Occupation(s) During the Past Five Years."



36    MainStay Mid Cap Value Fund

                                                                                  NUMBER OF
                 TERM OF OFFICE,                                                  FUNDS IN FUND   OTHER
                 POSITION(S) HELD                                                 COMPLEX         DIRECTORSHIPS
NAME AND         WITH THE FUND COMPLEX AND        PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER
 ---------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED BOARD MEMBERS

SUSAN B. KERLEY  Indefinite;                      President, Strategic                  65        Trustee, Legg Mason
8/12/51          ECLIPSE TRUST: Chairman since    Management Advisors LLC (since                  Partners Funds, Inc.,
                 2005, and Trustee since 2000     1990)                                           since 1991 (59 portfolios)
                 (2 funds);
                 ECLIPSE FUNDS INC.: Chairman
                 since 2005 and Director since
                 1990 (21 funds);
                 ICAP FUNDS, INC.:  Chairman
                 and Director since 2006 (4
                 funds);
                 MAINSTAY TRUST: Chairman and
                 Board Member since 2007;
                 MAINSTAY FUNDS TRUST: Chairman
                 and Trustee since April 2009
                 (4 funds); and
                 MAINSTAY VP SERIES FUND, INC.:
                 Chairman and Director since
                 2007 (20 portfolios).
----------------------------------------------------------------------------------------------------------------------------
ALAN R. LATSHAW  Indefinite;                      Retired; Partner, Ernst &             65        Trustee, State Farm
3/27/51          ECLIPSE TRUST: Trustee and       Young LLP (2002 to 2003);                       Associates Funds Trusts
                 Audit Committee Financial        Partner, Arthur Andersen LLP                    since 2005 (4 portfolios);
                 Expert since 2007 (2 funds);     (1989 to 2002); Consultant to                   Trustee, State Farm Mutual
                 ECLIPSE FUNDS INC.: Director     the MainStay Funds Audit and                    Fund Trust since 2005 (15
                 and Audit Committee Financial    Compliance Committee (2004 to                   portfolios); Trustee,
                 Expert since 2007 (21 funds);    2006)                                           State Farm Variable
                 ICAP FUNDS, INC.:  Director                                                      Product Trust since 2005
                 and Audit Committee Financial                                                    (9 portfolios)
                 Expert since 2007 (4 funds);
                 MAINSTAY TRUST: Trustee and
                 Audit Committee Financial
                 Expert since 2006 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 and Audit Committee Financial
                 Expert since April 2009 (4
                 funds); and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director and Audit Committee
                 Financial Expert since 2007
                 (20 portfolios).
----------------------------------------------------------------------------------------------------------------------------





                                                   mainstayinvestments.com    37

                                                                                  NUMBER OF
                 TERM OF OFFICE,                                                  FUNDS IN FUND   OTHER
                 POSITION(S) HELD                                                 COMPLEX         DIRECTORSHIPS
NAME AND         WITH THE FUND COMPLEX AND        PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER
 ---------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED BOARD MEMBERS

PETER MEENAN     Indefinite;                      Independent Consultant;               65        None
12/5/41          ECLIPSE TRUST: Trustee since     President and Chief Executive
                 2002 (2 funds);                  Officer, Babson--United, Inc.
                 ECLIPSE FUNDS INC.: Director     (financial services firm)
                 since 2002 (21 funds);           (2000 to 2004); Independent
                 ICAP FUNDS, INC.:  Director      Consultant (1999 to 2000);
                 since 2006 (4 funds);            Head of Global Funds, Citicorp
                 MAINSTAY TRUST: Trustee since    (1995 to 1999)
                 2007 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since April 2009 (4 funds);
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 2007 (20
                 portfolios).
----------------------------------------------------------------------------------------------------------------------------
RICHARD H.       Indefinite;                      Managing Director, ICC Capital        65        None
NOLAN, JR.       ECLIPSE TRUST: Trustee since     Management;
11/16/46         2007 (2 funds);                  President--Shields/Alliance,
                 ECLIPSE FUNDS INC.: Director     Alliance Capital Management
                 since 2007 (21 funds);           (1994 to 2004)
                 ICAP FUNDS, INC.:  Director
                 since 2007 (4 funds);
                 MAINSTAY TRUST: Trustee since
                 2007 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since April 2009 (4 funds);
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 2006 (20
                 portfolios).
----------------------------------------------------------------------------------------------------------------------------
RICHARD S.       Indefinite;                      Chairman  and Chief Executive         65        None
TRUTANIC         ECLIPSE TRUST: Trustee since     Officer Somerset & Company
2/13/52          2007 (2 funds);                  (financial advisory firm)
                 ECLIPSE FUNDS INC.: Director     (since 2004); Managing
                 since 2007 (21 funds);           Director The Carlyle Group
                 ICAP FUNDS, INC.:  Director      (private investment firm)
                 since 2007 (4 funds);            (2002 to 2004); Senior
                 MAINSTAY TRUST: Trustee since    Managing Director, Partner and
                 1994 (14 funds);                 Board Member, Groupe Arnault
                 MAINSTAY FUNDS TRUST: Trustee    S.A. (private investment firm)
                 since April 2009 (4 funds);      (1999 to 2002)
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 2007 (20
                 portfolios).
----------------------------------------------------------------------------------------------------------------------------






38    MainStay Mid Cap Value Fund

                                                                                  NUMBER OF
                 TERM OF OFFICE,                                                  FUNDS IN FUND   OTHER
                 POSITION(S) HELD                                                 COMPLEX         DIRECTORSHIPS
NAME AND         WITH THE FUND COMPLEX AND        PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER
 ---------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED BOARD MEMBERS

ROMAN L. WEIL    Indefinite;                      V. Duane Rath Professor               65        None
5/22/40          ECLIPSE TRUST:                   Emeritus of Accounting,
                 Trustee and Audit Committee      Chicago Booth School of
                 Financial Expert since 2007 (2   Business, University of
                 funds);                          Chicago; President, Roman L.
                 ECLIPSE FUNDS INC.: Director     Weil Associates, Inc.
                 and Audit Committee Financial    (consulting firm)
                 Expert since 2007 (21 funds);
                 ICAP FUNDS, INC.:  Director
                 and Audit Committee Financial
                 Expert since 2007 (4 funds);
                 MAINSTAY TRUST: Trustee and
                 Audit Committee Financial
                 Expert since 2007 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since April 2009 (4 funds);
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 1994 and Audit
                 Committee Financial Expert
                 since 2003 (20 portfolios).
----------------------------------------------------------------------------------------------------------------------------
JOHN A. WEISSER  Indefinite;                      Retired. Managing Director of         65        Trustee, Direxion Funds
10/22/41         ECLIPSE TRUST:                   Salomon Brothers, Inc. (1971                    (34 portfolios) and
                 Trustee since 2007 (2 funds);    to 1995)                                        Direxion Insurance Trust
                 ECLIPSE FUNDS INC.: Director                                                     (3 portfolios) since 2007;
                 since 2007 (21 funds);                                                           Trustee, Direxion Shares
                 ICAP FUNDS, INC.:  Director                                                      ETF Trust, since 2008 (22
                 since 2007 (4 funds);                                                            portfolios)
                 MAINSTAY TRUST: Trustee since
                 2007 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since April 2009 (4 funds);
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 1997 (20
                 portfolios).
----------------------------------------------------------------------------------------------------------------------------





                                                   mainstayinvestments.com    39

   At a meeting of the Board Members held on June 18, 2009, the following individuals were appointed to serve as Officers of the MainStay Group of Funds.


           POSITIONS(S)
           HELD
           WITH THE
NAME AND   FUNDS
DATE OF    AND LENGTH OF   PRINCIPAL OCCUPATION(S)
BIRTH      SERVICE         DURING PAST FIVE YEARS
 --------------------------------------------------------------------------------
OFFICERS

JACK R.    Treasurer and   Assistant Treasurer, New York Life Investment
BENIN-     Principal       Management Holdings LLC (since July 2008); Managing
TENDE      Financial and   Director, New York Life Investment Management LLC
5/12/64    Accounting      (since 2007); Treasurer and Principal Financial and
           Officer since   Accounting Officer, MainStay VP Series Fund, Inc. and
           2007            ICAP Funds, Inc. (since 2007), and MainStay Funds
                           Trust (since April 2009); Vice President, Prudential
                           Investments (2000 to 2007); Assistant Treasurer,
                           JennisonDryden Family of Funds, Target Portfolio
                           Trust, The Prudential Series Fund and American Skandia
                           Trust (2006 to 2007); Treasurer and Principal
                           Financial Officer, The Greater China Fund (2007)
---------------------------------------------------------------------------------
JEFFREY    Vice            Managing Director, Compliance (since 2009), Director
A.         President and   and Associate General Counsel, New York Life
ENGELSMAN  Chief           Investment Management LLC (2005 to 2008); Assistant
9/28/67    Compliance      Secretary, NYLIFE Distributors LLC (2006 to 2008);
           Officer since   Vice President and Chief Compliance Officer, ICAP
           January 2009    Funds, Inc. (since January 2009), and MainStay Funds
                           Trust (since April 2009); Assistant Secretary, The
                           MainStay Funds and ICAP Funds, Inc. (2006 to 2008);
                           Assistant Secretary, Eclipse Funds, Eclipse Funds,
                           Inc., and MainStay VP Series Fund, Inc. (2005 to
                           2008); Director and Senior Counsel, Deutsche Asset
                           Management (1999 to 2005)
---------------------------------------------------------------------------------
STEPHEN    President       President and Chief Operating Officer, NYLIFE
P. FISHER  since 2007      Distributors LLC (since 2008); Chairman of the Board,
2/22/59                    NYLIM Service Company (since 2008); Senior Managing
                           Director and Chief Marketing Officer, New York Life
                           Investment Management LLC (since 2005); Managing
                           Director--Retail Marketing, New York Life Investment
                           Management LLC (2003 to 2005); President, MainStay VP
                           Series Fund, Inc. and ICAP Funds, Inc. (since 2007),
                           and MainStay Funds Trust (since April 2009); Managing
                           Director, UBS Global Asset Management (1999 to 2003)
---------------------------------------------------------------------------------
SCOTT T.   Vice            Director, New York Life Investment Management LLC
HAR-       Presiden-       (including predecessor advisory organizations) (since
RINGTON    t--Adminis-     2000); Executive Vice President, New York Life Trust
2/8/59     tration since   Company and New York Life Trust Company, FSB (since
           2005            2006); Vice President--Administration, MainStay VP
                           Series Fund, Inc. (since 2005), ICAP Funds, Inc.
                           (since 2006) and MainStay Funds Trust (since April
                           2009)
---------------------------------------------------------------------------------
MARGUER-   Chief Legal     Vice President, Associate General Counsel and
ITE E. H.  Officer since   Assistant Secretary, New York Life Insurance Company
MORRISON   2008 and        (since 2008); Managing Director, Associate General
3/26/56    Secretary       Counsel and Assistant Secretary, New York Life
           since 2004      Investment Management LLC (since 2004); Managing
                           Director and Secretary, NYLIFE Distributors LLC;
                           Secretary, NYLIM Service Company (since 2008);
                           Assistant Secretary, New York Life Investment
                           Management Holdings LLC (since 2008); Chief Legal
                           Officer (since 2008) and Secretary, MainStay VP Series
                           Fund, Inc. (since 2004), ICAP Funds, Inc. (since 2006)
                           and MainStay Funds Trust (since April 2009); Chief
                           Legal Officer--Mutual Funds and Vice President and
                           Corporate Counsel, The Prudential Insurance Company of
                           America (2000 to 2004)
---------------------------------------------------------------------------------




   * The Officers listed above are considered to be "interested persons" of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company. New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column captioned "Principal Occupation(s) During Past Five Years." Officers are elected annually by the Boards to serve a one year term.



40    MainStay Mid Cap Value Fund

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

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

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MAINSTAY 130/30 CORE FUND
MAINSTAY 130/30 GROWTH FUND
MAINSTAY COMMON STOCK FUND
MAINSTAY EPOCH U.S. ALL CAP FUND
MAINSTAY EPOCH U.S. EQUITY FUND
MAINSTAY EQUITY INDEX FUND(1)
MAINSTAY GROWTH EQUITY FUND
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY MAP FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY U.S. SMALL CAP FUND

INCOME FUNDS
MAINSTAY 130/30 HIGH YIELD FUND
MAINSTAY CASH RESERVES FUND
MAINSTAY DIVERSIFIED INCOME FUND
MAINSTAY FLOATING RATE FUND
MAINSTAY GOVERNMENT FUND
MAINSTAY HIGH YIELD CORPORATE BOND FUND
MAINSTAY INDEXED BOND FUND
MAINSTAY INTERMEDIATE TERM BOND FUND
MAINSTAY MONEY MARKET FUND
MAINSTAY PRINCIPAL PRESERVATION FUND
MAINSTAY SHORT TERM BOND FUND
MAINSTAY TAX FREE BOND FUND

BLENDED FUNDS
MAINSTAY BALANCED FUND
MAINSTAY CONVERTIBLE FUND
MAINSTAY INCOME BUILDER FUND

INTERNATIONAL FUNDS
MAINSTAY 130/30 INTERNATIONAL FUND
MAINSTAY EPOCH GLOBAL CHOICE FUND
MAINSTAY EPOCH GLOBAL EQUITY YIELD FUND
MAINSTAY EPOCH INTERNATIONAL SMALL CAP FUND
MAINSTAY GLOBAL HIGH INCOME FUND
MAINSTAY ICAP GLOBAL FUND
MAINSTAY ICAP INTERNATIONAL FUND
MAINSTAY INTERNATIONAL EQUITY FUND


ASSET ALLOCATION FUNDS
MAINSTAY CONSERVATIVE ALLOCATION FUND
MAINSTAY GROWTH ALLOCATION FUND
MAINSTAY MODERATE ALLOCATION FUND
MAINSTAY MODERATE GROWTH ALLOCATION FUND

RETIREMENT FUNDS
MAINSTAY RETIREMENT 2010 FUND
MAINSTAY RETIREMENT 2020 FUND
MAINSTAY RETIREMENT 2030 FUND
MAINSTAY RETIREMENT 2040 FUND
MAINSTAY RETIREMENT 2050 FUND

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
NEW YORK, NEW YORK

SUBADVISORS

EPOCH INVESTMENT PARTNERS, INC.
NEW YORK, NEW YORK

INSTITUTIONAL CAPITAL LLC(2)
CHICAGO, ILLINOIS

MACKAY SHIELDS LLC(2)
NEW YORK, NEW YORK

MADISON SQUARE INVESTORS LLC(2)
NEW YORK, NEW YORK

MARKSTON INTERNATIONAL LLC
WHITE PLAINS, NEW YORK

WINSLOW CAPITAL MANAGEMENT, INC.
MINNEAPOLIS, MINNESOTA

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 800-MAINSTAY (624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.

                          Not part of the Annual Report

----------------------------------------------------
Not FDIC/NCUA Insured  Not a Deposit  May Lose Value



-------------------------------------------------------
No Bank Guarantee  Not Insured by Any Government Agency
-------------------------------------------------------




NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

mainstayinvestments.com                                       The MainStay Funds

(C) 2009 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550


NYLIM-AO15883         (RECYCLE LOGO)            MS283-09           MSMV11-12/09
                                                                          19

                                   FORM N-CSR

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the "Code") that applies to the Registrant's principal executive officer ("PEO") and principal financial officer ("PFO"). Schedule II of the Code was amended during the period to designate a new Chief Compliance Officer. A copy of the Code is filed herewith. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has two audit committee financial experts serving on its Audit Committee. The Audit Committee financial experts are Alan R. Latshaw and Roman L. Weil. Messrs. Latshaw and Weil are "independent" within the meaning of that term under the Investment Company Act of 1940.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for the fiscal year ended October 31, 2009 for professional services rendered by KPMG LLP ("KPMG") for the audit of the Registrant's annual financial statements or services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements for that fiscal year were $708,705.

The aggregate fees billed for the fiscal year ended October 31, 2008 for professional services rendered by KPMG for the audit of the Registrant's annual financial statements or services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements for that fiscal year were $776,210.

(b) Audit-Related Fees

The aggregate fees billed for assurance and related services by KPMG that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item were: (i) $40,000 for the fiscal year ended October 31, 2009, and (ii) $30,000 for the fiscal year ended October 31, 2008. These audit-related services include review of financial highlights for Registrant's registration statements and issuance of consents to use the auditor's reports.

(c) Tax Fees

The aggregate fees billed for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were: (i) $88,100 during the fiscal year ended October 31, 2009, and (ii) $112,100 during the fiscal year ended October 31, 2008. These services primarily included preparation of federal, state and local income tax returns and excise tax returns, as well as services relating to excise tax distribution requirements.

(d) All Other Fees

The aggregate fees billed for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were: (i) $0 during the fiscal year ended October 31, 2009, and (ii) $0 during the fiscal year ended October 31, 2008.

(e) Pre-Approval Policies and Procedures

      (1) The Registrant's Audit and Compliance Committee has adopted pre-approval policies and procedures (the "Procedures") to govern the Committee's pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant's investment adviser and to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the "Service Affiliates") if the services directly relate to the Registrant's operations and financial reporting. In accordance with the Procedures, the Audit and Compliance Committee is responsible for the engagement of the independent accountant to certify the Registrant's financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit and Compliance Committee may annually pre-approve a list of the types of services that may be provided to the Registrant or its Service Affiliates, or the Audit and Compliance Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit and Compliance Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit and Compliance Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit and Compliance Committee, subject to the ratification by the full Audit and Compliance Committee no later than its next scheduled meeting. To date, the Audit and Compliance Committee has not delegated such authority.

      (2) With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit and Compliance Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) There were no hours expended on KPMG's engagement to audit the Registrant's financial statements for the most recent fiscal year attributable to work performed by persons other than KPMG's full-time, permanent employees.

(g) All non-audit fees billed by KPMG for services rendered to the Registrant for the fiscal years ended October 31, 2009 and October 31, 2008 are disclosed in 4(b)-(d) above.

The aggregate non-audit fees billed by KPMG for services rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were approximately: (i) $0 for the fiscal year ended October 31, 2009, and (ii) $0 for the fiscal year ended October 31, 2008. (h) The Registrant's Audit and Compliance Committee has determined that the non-audit services rendered by KPMG for the fiscal year ended October 31, 2009 to the Registrant's investment adviser and any entity controlling, controlled by, or under common control with the Registrant's investment adviser that provides ongoing services to the Registrant that were not required to be pre-approved by the Audit and Compliance Committee because they did not relate directly to the operations and financial reporting of the registrant were compatible with maintaining the respective independence of KPMG during the relevant time period.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

The Schedule of Investments is included as part of Item 1 of this report.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Since the Registrant's last response to this Item, there have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based on an evaluation of the Registrant's Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of
1940) (the "Disclosure Controls"), as of a date within 90 days prior to the filing date (the "Filing Date") of this Form N-CSR (the "Report"), the Registrant's principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b) Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE MAINSTAY FUNDS

By:   /s/ Stephen P. Fisher
      ------------------------------------
      Stephen P. Fisher
      President

Date: January 8, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:   /s/ Stephen P. Fisher
      ------------------------------------
      Stephen P. Fisher
      President

Date: January 8, 2010

By:   /s/ Jack R. Benintende
      ------------------------------------
      Jack R. Benintende
      Treasurer and Principal Financial and Accounting Officer

Date: January 8, 2010

                                  EXHIBIT INDEX

(a)(1)  Code of Ethics

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b) Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.